Filed with the Securities and Exchange Commission on April 4, 2019
REGISTRATION NO. 333-130989
INVESTMENT COMPANY ACT NO. 811-07325
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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM N-4
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REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 46
and
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 169
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PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
(Exact Name of Registrant)
PRUCO LIFE INSURANCE COMPANY
(Name of Depositor)
213 WASHINGTON STREET
NEWARK, NEW JERSEY 07102-2992
(973) 802-7333
(Address and telephone number of Depositor's principal executive offices)
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J. MICHAEL LOW, ESQ
C/O KUTAK ROCK LLP
8601 NORTH SCOTTSDALE ROAD, SUITE 300
SCOTTSDALE, ARIZONA 85253-2738
(480) 429-4874
(Name, address and telephone number of agent for service)
COPIES TO:
DOUGLAS E. SCULLY
VICE PRESIDENT
PRUCO LIFE INSURANCE COMPANY
ONE CORPORATE DRIVE
SHELTON, CONNECTICUT 06484
(203) 925-6960
Approximate Date of Proposed Sale to the Public: Continuous
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It is proposed that this filing become effective: (check appropriate space)
[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on April 29, 2019 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(i) of Rule 485
[ ] on __________ pursuant to paragraph (a)(i) of Rule 485
[ ] 75 days after filing pursuant to paragraph (a)(ii) of Rule 485
[ ] on______ pursuant to paragraph (a)(ii) of Rule 485
If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
TITLE OF SECURITIES BEING REGISTERED:
Units of interest in Separate Accounts under variable annuity contracts.

PRUCO LIFE INSURANCE COMPANY
A Prudential Financial Company
751 Broad Street, Newark, NJ 07102-3777
PRUDENTIAL PREMIER VARIABLE ANNUITY B SERIESSM (“B SERIES”)
PRUDENTIAL PREMIER VARIABLE ANNUITY L SERIESSM (“L SERIES”)
PRUDENTIAL PREMIER VARIABLE ANNUITY X SERIESSM (“X SERIES”)
Flexible Premium Deferred Annuities
PROSPECTUS: APRIL 29, 2019
This prospectus describes three different flexible premium deferred annuity classes issued by Pruco Life Insurance Company (“Pruco Life”, “we”, “our”, or “us”). This prospectus is being provided for informational or educational purposes only and does not take into account the investment objectives or financial situation of any client or prospective clients. The information is not intended as investment advice and is not a recommendation about managing or investing your retirement savings. Clients seeking information regarding their particular investment needs should contact a financial professional.
If you are receiving this prospectus, it is because you currently own one of these products. These Annuities are no longer offered for new sales. Each of the B Series, L Series, and X Series is a class within a single annuity contract, rather than a separate annuity contract under State insurance law. For convenience in this prospectus, we sometimes refer to each of these annuity classes as an “Annuity”, and to the classes collectively as the “Annuities.” We also sometimes refer to each class by its specific name (e.g., the “B Series”). These Annuities were offered as an individual annuity contract or as an interest in a group annuity. Each Annuity has different features and benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the Annuity. This Prospectus describes the important features of the Annuities. The Prospectus also describes differences among the Annuities which include differences in the fees and charges you pay and variations in some product features such as the availability of certain bonus amounts. Each Annuity or certain of its investment options and/or features may not be available in all states. There may also be differences in the compensation paid to your financial professional for each Annuity. Differences in compensation among different annuity products could influence a financial professional’s decision as to which annuity to recommend to you. In addition, selling broker-dealer firms through which each Annuity was sold may not make available or may not recommend to their customers certain of the optional features and investment options offered generally under the Annuity. Alternatively, such firms may restrict the optional benefits that they do make available to their customers (e.g., by imposing a lower maximum issue age for certain optional benefits than what is prescribed generally under the Annuity). Selling broker-dealer firms may not recommend all the Annuities and/or benefits described in this prospectus and/or may impose restrictions on the availability of the Annuity based on certain criteria. Please speak to your financial professional for further details. The guarantees provided by the variable annuity contracts and the optional benefits are the obligations of and subject to the claims paying ability of Pruco Life. Certain terms are capitalized in this Prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section. Because the X Series Annuity grants Credits with respect to your purchase payments, the expenses of the X Series Annuity may be higher than expenses for an Annuity without a credit. In addition, the amount of the Credits that you receive under the X Series Annuity may be more than offset over time by the additional fees and charges associated with the Credit.
IMPORTANT INFORMATION
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semi-annual shareholder reports for portfolios available under your contract will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from us electronically anytime at our website www.prudential.com. You may elect to receive all future shareholder reports in paper free of charge by calling 1-888-778-2888. Your election to receive reports in paper will apply to all portfolios available under your contract.
THE SUB-ACCOUNTS
Each Sub-account of the Pruco Life Flexible Premium Variable Annuity Account invests in an underlying mutual fund portfolio. The Pruco Life Flexible Premium Variable Annuity Account is a separate account of Pruco Life, and is the investment vehicle in which your Purchase Payments are held. Currently, portfolios of Advanced Series Trust and ProFunds VP are being offered. See the following page for a complete list of Sub-accounts. Certain Sub-accounts are not available if you participate in an optional living benefit – see “Stipulated Investment Options if you Elect Certain Optional Benefits” later in this prospectus for details.
PLEASE READ THIS PROSPECTUS
Please read this Prospectus and the current prospectuses for the underlying mutual funds. Keep them for future reference.
AVAILABLE INFORMATION
We have also filed a Statement of Additional Information that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described below – see Table of Contents. The Statement of Additional Information is incorporated by reference into this prospectus. This Prospectus is part of the registration statement we filed with the SEC regarding this offering. Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may review and obtain copies of these materials at no cost to you by contacting us. These documents, as well as documents incorporated by reference, may also be obtained through the SEC’s Internet Website (www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC. Please see “How To Contact Us” later in this prospectus for our Service Office address.

PREMIER

In compliance with U.S. law, Pruco Life Insurance Company delivers this prospectus to current contract owners that reside outside of the United States. In addition, we may not market or offer benefits, features or enhancements to prospective or current contract owners while outside of the United States.
These Annuities are NOT deposits or obligations of, or issued, guaranteed or endorsed by, any bank, and are NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. An investment in an annuity involves investment risks, including possible loss of value, even with respect to amounts allocated to the AST Government Money Market Sub-account.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. PRUDENTIAL, PRUDENTIAL FINANCIAL, PRUDENTIAL ANNUITIES AND THE ROCK LOGO ARE SERVICEMARKS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND ARE USED UNDER LICENSE BY ITS AFFILIATES. OTHER PROPRIETARY PRUDENTIAL MARKS MAY BE DESIGNATED AS SUCH THROUGH USE OF THE SM OR ® SYMBOLS.

FOR FURTHER INFORMATION CALL: 1-888-PRU-2888 OR GO TO OUR WEBSITE AT WWW.PRUDENTIALANNUITIES.COM

Prospectus Dated: April 29, 2019	Statement of Additional Information Dated: April 29, 2019
PREMIER

INVESTMENT OPTIONS
Please note that you may not allocate Purchase Payments to the AST Investment Grade Bond Portfolio or the target date bond portfolios (e.g., AST Bond Portfolio 2025)

Advanced Series Trust
AST Academic Strategies Asset Allocation Portfolio
AST Advanced Strategies Portfolio
AST AllianzGI World Trends Portfolio
AST AQR Emerging Markets Equity Portfolio
AST AQR Large-Cap Portfolio
AST Balanced Asset Allocation Portfolio
AST BlackRock Global Strategies Portfolio
AST BlackRock Low Duration Bond Portfolio
AST BlackRock/Loomis Sayles Bond Portfolio
AST Bond Portfolio 2019
AST Bond Portfolio 2020
AST Bond Portfolio 2021
AST Bond Portfolio 2022
AST Bond Portfolio 2023
AST Bond Portfolio 2024
AST Bond Portfolio 2025
AST Bond Portfolio 2026
AST Bond Portfolio 2027
AST Bond Portfolio 2028
AST Bond Portfolio 2029
AST Bond Portfolio 2030
AST Capital Growth Asset Allocation Portfolio
AST ClearBridge Dividend Growth Portfolio
AST Cohen & Steers Global Realty Portfolio
AST Cohen & Steers Realty Portfolio
AST Fidelity Institutional AM® Quantitative Portfolio[1]
AST Goldman Sachs Multi-Asset Portfolio
AST Goldman Sachs Small-Cap Value Portfolio
AST Government Money Market Portfolio
AST High Yield Portfolio
AST Hotchkis & Wiley Large-Cap Value Portfolio
AST International Growth Portfolio
AST International Value Portfolio
AST Investment Grade Bond Portfolio
AST J.P. Morgan Global Thematic Portfolio
AST J.P. Morgan International Equity Portfolio
AST J.P. Morgan Strategic Opportunities Portfolio
AST Jennison Large-Cap Growth Portfolio
AST Loomis Sayles Large-Cap Growth Portfolio
AST MFS Global Equity Portfolio
AST MFS Growth Allocation Portfolio
AST MFS Growth Portfolio
AST MFS Large-Cap Value Portfolio

AST Mid-Cap Growth Portfolio
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
AST Parametric Emerging Markets Equity Portfolio
AST Preservation Asset Allocation Portfolio
AST Prudential Core Bond Portfolio
AST Prudential Growth Allocation Portfolio
AST QMA Large-Cap Portfolio
AST QMA US Equity Alpha Portfolio
AST Quantitative Modeling Portfolio
AST Small-Cap Growth Opportunities Portfolio
AST Small-Cap Growth Portfolio
AST Small-Cap Value Portfolio
AST T. Rowe Price Asset Allocation Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio
AST T. Rowe Price Large-Cap Value Portfolio
AST T. Rowe Price Natural Resources Portfolio
AST Templeton Global Bond Portfolio
AST WEDGE Capital Mid-Cap Value Portfolio
AST Wellington Management Hedged Equity Portfolio
AST Western Asset Core Plus Bond Portfolio
AST Western Asset Emerging Markets Debt Portfolio

ProFunds VP — used with “L” Series Only
Consumer Goods
Consumer Services
Financials
Health Care
Industrials
Large-Cap Growth
Large-Cap Value
Mid-Cap Growth
Mid-Cap Value
Real Estate
Small-Cap Growth
Small-Cap Value
Telecommunications
Utilities

(1) Fidelity Institutional AM is a registered service mark of FMR LLC. Used with permission.

(i)

(ii)

GLOSSARY OF TERMS
Many terms used within this Prospectus are described within the text where they appear. The description of those terms are not repeated in this Glossary of Terms.
Account Value: The value of each allocation to a Sub-account (also referred to as a “variable investment option”) plus any Fixed Rate Option prior to the Annuity Date, increased by any earnings, and/or less any losses, distributions and charges. The Account Value is calculated before we assess any applicable Contingent Deferred Sales Charge (“CDSC” or “surrender charge”) and/or, unless the Account Value is being calculated on an Annuity anniversary, any fee that is deducted from the Annuity annually in arrears. The Account Value is determined separately for each Sub-account and for each Fixed Rate Option, and then totaled to determine the Account Value for your entire Annuity. With respect to the X Series, the Account Value includes any Longevity Credit we apply and includes any Purchase Credits we applied to your purchase payments that we are entitled to recover under certain circumstances. With respect to Annuities with a Highest Daily Lifetime Five Income Benefit election, Account Value includes the value of any allocation to the Benefit Fixed Rate Account.
Adjusted Purchase Payments: As used in the discussion of certain optional benefits in this prospectus and elsewhere, Adjusted Purchase
Payments are purchase payments, increased by any Credits applied to your Account Value in relation to such purchase payments, and decreased by any charges deducted from such purchase payments.
Annual Income Amount: This is the annual amount of income for which you are eligible for life under the optional benefits.
Annuitization: The application of Account Value to one of the available annuity options for the Owner to begin receiving periodic payments for life (or joint lives), for a guaranteed minimum number of payments or for life with a guaranteed minimum number of payments.
Annuity Date: The date you choose for annuity payments to commence. Unless we agree otherwise, the Annuity Date must be no later than the first day of the calendar month coinciding with or next following the 95th birthday of the older of the Owner or Annuitant.
Annuity Year: A 12-month period commencing on the Issue Date of the Annuity and each successive 12-month period thereafter.
Beneficiary Annuity: If you are a beneficiary of an Annuity that was owned by a decedent, subject to the requirements discussed in this
Prospectus, you may transfer the proceeds of the decedent’s annuity into one of the Annuities described in this prospectus and continue receiving the distributions that are required by the tax laws. This transfer option is only available for purchase of an IRA, Roth IRA, or a nonqualified annuity.
Benefit Fixed Rate Account: A Fixed Rate option offered as part of this Annuity that is used only if you have elected the optional Highest Daily
Lifetime Five Income Benefit. Amounts allocated to the Benefit Fixed Rate Account earn a fixed rate of interest, and are held within our general account. You may not allocate purchase payments to the Benefit Fixed Rate Account. Rather, Account Value is transferred to and from the Benefit Fixed Rate Account only under the pre-determined mathematical formula of the Highest Daily Lifetime Five Income Benefit.
Code: The Internal Revenue Code of 1986, as amended from time to time.
Combination 5% Roll-Up and HAV Death Benefit: We offer an optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing the greater of the Highest Anniversary Value Death Benefit and a 5% annual increase on purchase payments adjusted for withdrawals.
Contingent Deferred Sales Charge (“CDSC”): This is a sales charge that may be deducted when you make a full or partial withdrawal under your
Annuity. We refer to this as a “contingent” charge because it can be imposed only if you make a withdrawal. The charge is a percentage of each applicable Purchase Payment that is being withdrawn. The period during which a particular percentage applies is measured from the effective date of each Purchase Payment. The amount and duration of the CDSC varies among the X Series, L Series, and B Series. See “Summary of Contract Fees and Charges” for details on the CDSC for each Annuity.
DCA Fixed Rate Option: An investment option that offers a fixed rate of interest for a specified period during the accumulation period. The DCA
Fixed Rate Option is used only with our 6 or 12 Month Dollar Cost Averaging Program (“6 or 12 Month DCA Program”), under which the
Purchase Payments that you have allocated to that DCA Fixed Rate Option are transferred to the designated Sub-accounts over a 6 month or 12 month period. We no longer offer our 6 or 12 Month DCA Program.
Excess Income: All or a portion of a Lifetime Withdrawal that exceeds the Annual Income Amount for that benefit year is considered excess income (“Excess Income”). Each withdrawal of Excess Income proportionally reduces the Annual Income Amount for future benefit years.
Fixed Rate Option: An investment option that offers a fixed rate of interest for a specified Guarantee Period during the accumulation period.
Free Look: Under state insurance laws, you have the right, during a limited period of time, to examine your Annuity and decide if you want to keep it or cancel it. This right is referred to as your “Free Look” right. The length of this time period depends on the law of your state, and may vary depending on whether your purchase is a replacement or not.
Good Order: An instruction received by us, utilizing such forms, signatures, and dating as we require, which is sufficiently complete and clear that we do not need to exercise any discretion to follow such instructions. In your Annuity contract, we may use the term “In Writing” to refer to this general requirement.
Guaranteed Minimum Income Benefit (GMIB): An optional benefit that, for an additional cost, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on your total purchase payments and an annual increase of 5% on such purchase payments adjusted for withdrawals (called the “Protected Income Value”), regardless of the impact of Sub-account performance on your Account Value. We no longer offer GMIB.
Guarantee Period: A period of time during the accumulation period where we credit a fixed rate of interest on a Fixed Rate Option.
Highest Daily® Guaranteed Return Option (Highest Daily® GRO)/Highest Daily® Guaranteed Return Option (HD® GRO II): Highest Daily GRO
and HD GRO II are separate optional benefits that, for an additional cost, guarantee a minimum Account Value at one or more future dates and that requires your participation in a program that may transfer your Account Value according to a predetermined mathematical formula. Each benefit has different features, so please consult the pertinent benefit description in the section of the prospectus entitled “Living Benefits.” We no longer offer Highest Daily GRO.
Highest Daily Lifetime® Five Benefit: An optional benefit that, for an additional cost, guarantees your ability to withdraw an annual amount equal to a percentage of a guaranteed benefit base called the Total Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of Sub-account performance on your Account Value. We no longer offer Highest Daily Lifetime Five.
Highest Daily Lifetime® Seven Income Benefit: An optional benefit that is available for an additional charge. The benefit guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of Sub-account performance on your Account Value. Highest Daily Lifetime Seven is the same class of optional benefit as our Highest Daily Lifetime Five Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated. We no longer offer Highest Daily Lifetime Seven.
Highest Daily Lifetime® 7 Plus Income Benefit: An optional benefit that is available for an additional charge. The benefit guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of Sub-account performance on your Account Value. Highest Daily Lifetime 7 Plus is the same class of optional benefit as our Highest Daily Lifetime Seven Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated. We no longer offer Highest Daily Lifetime 7 Plus.
Highest Daily Lifetime® 6 Plus Income Benefit: An optional benefit that is available for an additional charge. The benefit guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of Sub-account performance on your Account Value. Highest Daily Lifetime 6 Plus is the same class of optional benefit as our Highest Daily Lifetime 7 Plus Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated.
Highest Daily® Value Death Benefit (HDV): An optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing a death benefit equal to the greater of the basic Death Benefit and the Highest Daily Value, less proportional withdrawals. We no longer offer HDV.
Issue Date: The effective date of your Annuity.
Key Life: Under the Beneficiary Continuation Option, or the Beneficiary Annuity, the person whose life expectancy is used to determine payments.
Lifetime Five Income Benefit: An optional benefit that, for an additional cost, guarantees your ability to withdraw an annual amount equal to a percentage of an initial principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of Sub-account performance on your Account Value. We no longer offer Lifetime Five.
Owner: With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity. With an Annuity issued as a certificate under a group annuity contract, the “Owner” refers to the person or entity who has the rights and benefits designated as to the “Participant” in the certificate.
Service Office: The place to which all requests and payments regarding an Annuity are to be sent. We may change the address of the Service Office at any time. Please see the section of this prospectus entitled “How to Contact Us” for the Service Office address.
Spousal Lifetime Five Income Benefit: An optional benefit that, for an additional cost, guarantees until the later death of two Designated Lives
(as defined in this Prospectus) the ability to withdraw an annual amount equal to a percentage of an initial principal value called the Protected
Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of Sub-account performance on your Account Value. We no longer offer Spousal Lifetime Five.
Spousal Highest Daily Lifetime® Seven Income Benefit: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of Sub-account performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime Seven Income Benefit but differs (among other things) with respect to how the
Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated. We no longer offer Spousal Highest Daily Lifetime Seven.

Spousal Highest Daily Lifetime® 7 Plus Income Benefit: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of Sub-account performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime 7 Plus Income Benefit and is the same class of optional benefit as our Spousal Highest
Daily Lifetime Seven Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated. We no longer offer Spousal Highest Daily Lifetime 7 Plus.
Spousal Highest Daily Lifetime® 6 Plus Income Benefit: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of Sub-account performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime 6 Plus Income Benefit and is the same class of optional benefit as our Spousal Highest Daily Lifetime 7 Plus Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated.
Sub-Account: We issue your Annuity through our separate account. See “What is the Separate Account?” under the General Information section. The separate account invests in underlying mutual fund portfolios. From an accounting perspective, we divide the separate account into a number of sections, each of which corresponds to a particular underlying mutual fund portfolio. We refer to each such section of our separate account as a “Sub-account”.
Surrender Value: The value of your Annuity available upon surrender prior to the Annuity Date. It equals the Account Value as of the date we price the surrender minus any applicable CDSC, Annual Maintenance Fee, Tax Charge and the charge for any optional benefits and any additional amounts we applied to your purchase payments that we may be entitled to recover under certain circumstances.
Unit: A measure used to calculate your Account Value in a Sub-account during the accumulation period.
Unit Value: Each Variable Sub-Account has a separate value for its Units (this is analogous to, but not the same as, the share price of a mutual fund).
Valuation Day: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued, not including any day: (1) trading on the NYSE is restricted; (2) an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or (3) the SEC, by order, permits the suspension or postponement for the protection of security holders.

SUMMARY OF CONTRACT FEES AND CHARGES
Below is a summary of the fees and charges for the Annuities. Some fees and charges are assessed against each Annuity while others are assessed against assets allocated to the Sub-accounts. The fees and charges that are assessed against an Annuity include any applicable Contingent Deferred Sales Charge, Transfer Fee, Tax Charge and Annual Maintenance Fee. The charges that are assessed against the Sub-accounts are the Mortality and Expense Risk charge, the charge for Administration of the Annuity, and the charge for certain optional benefits you elect. Certain optional benefits deduct a charge from the annuity based on a percentage of a “protected value.” Each underlying mutual fund portfolio assesses a fee for investment management, other expenses, and with some mutual funds, a 12b-1 fee. The prospectus for each underlying mutual fund provides more detailed information about the expenses for the underlying mutual funds.
The following tables provide a summary of the fees and charges you will pay if you surrender your Annuity or transfer Account Value among investment options. These fees and charges are described in more detail within this Prospectus.

TRANSACTION FEES AND CHARGES
CONTINGENT DEFERRED SALES CHARGE (CDSC) 1
B SERIES

Yr. 1	Yr. 2	Yr. 3	Yr. 4	Yr. 5	Yr. 6	Yr. 7	Yr. 8+
7.0%	6.0%	5.0%	4.0%	3.0%	2.0%	1.0%	0.0%
L SERIES

Yr. 1	Yr. 2	Yr. 3	Yr. 4	Yr. 5+
7.0%	7.0%	6.0%	5.0%	0.0%
X SERIES

Yr. 1	Yr. 2	Yr. 3	Yr. 4	Yr. 5	Yr. 6	Yr. 7	Yr. 8	Yr. 9	Yr. 10+
9.0%	8.5%	8.0%	7.0%	6.0%	5.0%	4.0%	3.0%	2.0%	0.0%

1
The Contingent Deferred Sales Charges, if applicable, are assessed as a percentage of each applicable Purchase Payment and deducted upon surrender or withdrawal. For purposes of calculating this charge, we consider the year following the date of each Purchase Payment as Year 1. Purchase Payments are withdrawn on a “first-in, first-out” basis.

OTHER TRANSACTION FEES AND CHARGES (assessed against each Annuity)
FEE/CHARGE	B SERIES	L SERIES	X SERIES
Transfer Fee [1]
Maximum	$20	$20	$20
Current	$10	$10	$10
Tax Charge (current) [2]	0% to 3.5%	0% to 3.5%	Up to 3.5%

1	Currently, we deduct the fee after the 20th transfer each Annuity Year. We guarantee that the number of charge free transfers per Annuity Year will never be less than 8.

2	We reserve the right to deduct the charge either at the time the tax is imposed, upon a full surrender of the Annuity, or upon annuitization.
The following table provides a summary of the periodic fees and charges you will pay while you own your Annuity, excluding the underlying portfolio annual expenses. These fees and charges are described in more detail within this Prospectus.

PERIODIC FEES AND CHARGES (assessed against each Annuity)
FEE/CHARGE	B SERIES	L SERIES	X SERIES
Annual Maintenance Fee [1]	Lesser of $35 or 2% of Account Value	Lesser of $35 or 2% of Account Value	Lesser of $35 or 2% of Account Value
Beneficiary Continuation Option Only	Lesser of $30 or 2% of Account Value	Lesser of $30 or 2% of Account Value	Lesser of $30 or 2% of Account Value

ANNUAL FEES/CHARGES OF THE SUB-ACCOUNTS [2] (assessed as a percentage of the daily net assets of the Sub-accounts)
FEE/CHARGE	B SERIES	L SERIES	X SERIES
Mortality & Expense Risk Charge [3]	1.00%	1.35%	1.40%
Administration Charge [3]	0.15%	0.15%	0.15%
Settlement Service Charge [4]	1.00%	1.00%	1.00%
Total Annual Charges of the Sub-accounts (excluding settlement service charge)	1.15%	1.50%	1.55%

1
Assessed annually on the Annuity’s anniversary date or upon surrender. Only applicable if Account Value is less than $100,000. Fee may differ in certain states. For beneficiaries who elect the Beneficiary Continuation Option, the fee is only applicable if Account Value is less than $25,000 at the time the fee is assessed.

2	These charges are deducted daily and apply to the Sub-accounts only.

3	The combination of the Mortality and Expense Risk Charge and Administration Charge is referred to as the “Insurance Charge” elsewhere in this Prospectus.

4
The Mortality & Expense Risk Charge and the Administration Charge do not apply if you are a beneficiary under the Beneficiary Continuation Option. The Settlement Service Charge applies only if your beneficiary elects the Beneficiary Continuation Option, and is expressed as an annual charge.

The following table sets forth the charge for each optional benefit under the Annuity. These fees would be in addition to the fees set forth in the tables above. The first column shows the charge for each optional benefit on a maximum and current basis. Then, we show the total expenses you would pay for an Annuity if you purchased the relevant optional benefit. More specifically, we show the total charge for the optional benefit plus the Total Annualized Insurance Fees/Charges applicable to the Annuity. Where the charges cannot actually be totaled (because they are assessed against different base values), we show both individual charges.

YOUR OPTIONAL BENEFIT FEES AND CHARGES [1]
OPTIONAL BENEFIT	OPTIONAL BENEFIT FEE/ CHARGE	TOTAL ANNUAL CHARGE [2] for B SERIES	TOTAL ANNUAL CHARGE [2] for L SERIES	TOTAL ANNUAL CHARGE [2] for X SERIES
HIGHEST DAILY GRO II
Current and Maximum Charge [4] (assessed against Sub-account net assets)	0.60%	1.75%	2.10%	2.15%
HIGHEST DAILY LIFETIME 6 PLUS (HD 6 PLUS)
Maximum Charge [3] (assessed against greater of account value and PWV)	1.50%	1.15% + 1.50%	1.50% + 1.50%	1.55% + 1.50%
Current Charge (assessed against greater of account value and PWV)	0.85%	1.15% + 0.85%	1.50% + 0.85%	1.55% + 0.85%
HIGHEST DAILY LIFETIME 6 PLUS WITH LIFETIME INCOME ACCELERATOR (LIA)
Maximum Charge [3] (assessed against greater of account value and PWV)	2.00%	1.15% + 2.00%	1.50% + 2.00%	1.55% + 2.00%
Current Charge (assessed against greater of account value and PWV)	1.20%	1.15% + 1.20%	1.50% + 1.20%	1.55% + 1.20%
SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS (SHD 6 PLUS)
Maximum Charge [3] (assessed against greater of account value and PWV)	1.50%	1.15% + 1.50%	1.50% + 1.50%	1.55% + 1.50%
Current Charge (assessed against greater of account value and PWV)	0.95%	1.15% + 0.95%	1.50% + 0.95%	1.55% + 0.95%
HIGHEST DAILY GUARANTEED RETURN OPTION (HD GRO)
Current and Maximum Charge (for elections on or after May 1, 2009)[4]	0.60%	1.75%	2.10%	2.15%
GUARANTEED MINIMUM INCOME BENEFIT (GMIB)
Maximum Charge [3] (assessed against Protected Income Value)	1.00%	1.15% + 1.00%	1.50% + 1.00%	1.55% + 1.00%
Current Charge (assessed against Protected Income Value)	0.50%	1.15% + 0.50%	1.50% + 0.50%	1.55% + 0.50%

YOUR OPTIONAL BENEFIT FEES AND CHARGES [1]
OPTIONAL BENEFIT	OPTIONAL BENEFIT FEE/ CHARGE	TOTAL ANNUAL CHARGE [2] for B SERIES	TOTAL ANNUAL CHARGE [2] for L SERIES	TOTAL ANNUAL CHARGE [2] for X SERIES
LIFETIME FIVESM INCOME BENEFIT
Maximum Charge [3] (assessed against sub-account net assets)	1.50%	2.65%	3.00%	3.05%
Current Charge (assessed against sub-account net assets)	0.60%	1.75%	2.10%	2.15%
SPOUSAL LIFETIME FIVE INCOME BENEFIT
Maximum Charge [3] (assessed against sub-account net assets)	1.50%	2.65%	3.00%	3.05%
Current Charge (assessed against sub-account net assets)	0.75%	1.90%	2.25%	2.30%
HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT
Maximum Charge [3] (assessed against sub-account net assets)	1.50%	2.65%	3.00%	3.05%
Current Charge (assessed against sub-account net assets)	0.60%	1.75%	2.10%	2.15%
HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT
Maximum Charge [3] (assessed against the Protected Withdrawal Value)	1.50%	1.15% + 1.50%	1.50% + 1.50%	1.55% + 1.50%
Current Charge (assessed against the Protected Withdrawal Value)	0.60%	1.15% + 0.60%	1.50% + 0.60%	1.55% + 0.60%
HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT WITH BENEFICIARY INCOME OPTION
Maximum Charge [3] (assessed against the Protected Withdrawal Value)	2.00%	1.15% + 2.00%	1.50% + 2.00%	1.55% + 2.00%
Current Charge (assessed against the Protected Withdrawal Value)	0.95%	1.15% + 0.95%	1.50% + 0.95%	1.55% + 0.95%
HIGHEST DAILY LIFETIME SEVEN W/LIFETIME INCOME ACCELERATOR
Maximum Charge [3] (assessed against the Protected Withdrawal Value)	2.00%	1.15% + 2.00%	1.50% + 2.00%	1.55% + 2.00%
Current Charge (assessed against the Protected Withdrawal Value)	0.95%	1.15% + 0.95%	1.50% + 0.95%	1.55% + 0.95%
SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT
Maximum Charge [3] (assessed against the Protected Withdrawal Value)	1.50%	1.15% + 1.50%	1.50% + 1.50%	1.55% + 1.50%
Current Charge (assessed against the Protected Withdrawal Value)	0.75%	1.15% + 0.75%	1.50% + 0.75%	1.55% + 0.75%
SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT WITH BENEFICIARY INCOME OPTION
Maximum Charge [3] (assessed against the Protected Withdrawal Value)	2.00%	1.15% + 2.00%	1.50% + 2.00%	1.55% + 2.00%
Current Charge (assessed against the Protected Withdrawal Value)	0.95%	1.15% + 0.95%	1.50% + 0.95%	1.55% + 0.95%
HIGHEST DAILY LIFETIME 7 PLUS
Maximum Charge [3] (assessed against greater of Account Value and Protected Withdrawal Value)	1.50%	1.15% + 1.50%	1.50% + 1.50%	1.55% + 1.50%
Current Charge (assessed against greater of Account Value and Protected Withdrawal Value)	0.75%	1.15% + 0.75%	1.50% + 0.75%	1.55% + 0.75%

YOUR OPTIONAL BENEFIT FEES AND CHARGES [1]
OPTIONAL BENEFIT	OPTIONAL BENEFIT FEE/ CHARGE	TOTAL ANNUAL CHARGE [2] for B SERIES	TOTAL ANNUAL CHARGE [2] for L SERIES	TOTAL ANNUAL CHARGE [2] for X SERIES
HIGHEST DAILY LIFETIME 7 PLUS WITH BENEFICIARY INCOME OPTION
Maximum Charge [3] (assessed against greater of Account Value and Protected Withdrawal Value)	2.00%	1.15% + 2.00%	1.50% + 2.00%	1.55% + 2.00%
Current Charge (assessed against greater of Account Value and Protected Withdrawal Value)	1.10%	1.15% + 1.10%	1.50% + 1.10%	1.55% + 1.10%
HIGHEST DAILY LIFETIME 7 PLUS WITH LIFETIME INCOME ACCELERATOR
Maximum Charge [3] (assessed against greater of Account Value and Protected Withdrawal Value)	2.00%	1.15% + 2.00%	1.50% + 2.00%	1.55% + 2.00%
Current Charge (assessed against greater of Account Value and Protected Withdrawal Value)	1.10%	1.15% + 1.10%	1.50% + 1.10%	1.55% + 1.10%
SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS
Maximum Charge [3] (assessed against greater of Account Value and Protected Withdrawal Value)	1.50%	1.15% + 1.50%	1.50% + 1.50%	1.55% + 1.50%
Current Charge (assessed against greater of Account Value and Protected Withdrawal Value)	0.90%	1.15% + 0.90%	1.50% + 0.90%	1.55% + 0.90%
SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS WITH BENEFICIARY INCOME OPTION
Maximum Charge [3] (assessed against greater of Account Value and Protected Withdrawal Value)	2.00%	1.15% + 2.00%	1.50% + 2.00%	1.55% + 2.00%
Current Charge (assessed against greater of Account Value and Protected Withdrawal Value)	1.10%	1.15% + 1.10%	1.50% + 1.10%	1.55% + 1.10%
HIGHEST DAILY VALUE DEATH BENEFIT (“HDV”)
Current and Maximum Charge [4]	0.50%	1.65%	2.00%	2.05%
COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT
Current and Maximum Charge [4] (for elections on or after May 1, 2009)	0.80%	1.95%	2.30%	2.35%
Please refer to the section of this Prospectus that describes each optional benefit for a complete description of the benefit, including any restrictions or limitations that may apply.
(1) How Charge is Determined

1
Highest Daily GRO II. Charge for this benefit is assessed against the daily net assets of the Sub-accounts. For B Series, 1.75% total annual charge applies. For L Series 2.10% total annual charge applies, and for X Series, the 2.15% total annual charge applies.

Highest Daily Lifetime 6 Plus. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. Under certain circumstances, we may not deduct the charge or may only deduct a portion of the charge (see the description of the benefit for details). For B Series, 0.85% is in addition to 1.15% annual charge of amounts invested in the Sub-accounts. For L Series, 0.85% is in addition to 1.50% annual charge of amounts invested in the Sub-accounts. For X Series, 0.85% is in addition to 1.55% annual charge of amounts invested in the Sub-accounts. This benefit is no longer available for new elections.
Highest Daily Lifetime 6 Plus with LIA. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. Under certain circumstances, we may not deduct the charge or may only deduct a portion of the charge (see the description of the benefit for details). For B Series, 1.20% is in addition to 1.15% annual charge of amounts invested in the Sub-accounts. For L Series, 1.20% is in addition to 1.50% annual charge of amounts invested in the Sub-accounts. For X Series, 1.20% is in addition to 1.55% annual charge of amounts invested in the Sub-accounts. This benefit is no longer available for new elections.
Spousal Highest Daily Lifetime 6 Plus. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. Under certain circumstances, we may not deduct the charge or may only deduct a portion of the charge (see the description of the benefit for details). For B Series, 0.95% is in addition to 1.15% annual charge of amounts invested in the Sub-accounts. For L Series, 0.95% is in addition to 1.50% annual charge of amounts invested in the Sub-accounts. For X Series, 0.95% is in addition to 1.55% annual charge of amounts invested in the Sub-accounts. This benefit is no longer available for new elections.
Highest Daily GRO: 0.35% charge for this benefit is assessed against the daily net assets of the Sub-accounts, and for elections prior to May 1, 2009: For B Series, 1.50% total annual charge applies. For L Series, 1.85% total annual charge applies. For X Series, total annual charge is 1.90%. For elections on or after May 1, 2009: charge for this benefit is assessed against the daily net assets of the Sub-accounts. For B Series, 1.75% total annual charge applies. For L Series, 2.10% total annual charge applies. For X Series, total annual charge is 2.15%. This benefit is no longer available for new elections.
Guaranteed Minimum Income Benefit: Charge for this benefit is assessed against the GMIB Protected Income Value (“PIV”). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the Fixed Allocations. For B Series, 0.50% of PIV for GMIB is in addition to 1.15% annual charge. For the L Series, 0.50% of

PIV for GMIB is in addition to 1.50% annual charge. For the X Series, 0.50% of PIV for GMIB is in addition to 1.55% annual charge. This benefit is no longer available for new elections.
Lifetime Five Income Benefit: Charge for this benefit is assessed against the daily net assets of the Sub-accounts. For B Series, 1.75% total annual charge applies. For L Series, 2.10% total annual charge applies. For X Series, 2.15% total annual charge applies. This benefit is no longer available for new elections.
Spousal Lifetime Five Income Benefit: Charge for this benefit is assessed against the daily net assets of the Sub-accounts. For B Series, 1.90% total annual charge applies. For L Series, 2.25% total annual charge applies. For X Series, 2.30% total annual charge applies. This benefit is no longer available for new elections.
Highest Daily Lifetime Five Income Benefit: Charge for this benefit is assessed against the daily net assets of the Sub-accounts. For B Series, 1.75% total annual charge applies. For L Series, 2.10% total annual charge applies. For X Series, 2.15% total annual charge applies. This benefit is no longer available for new elections.
Highest Daily Lifetime Seven Income Benefit: Charge for this benefit is assessed against the Protected Withdrawal Value (“PWV”). PWV is described in the Living Benefits section of this Prospectus. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For B Series, 0.60% of PWV is in addition to 1.15% annual charge. For L Series, 0.60% of PWV is in addition to 1.50% annual charge. For X Series, 0.60% of PWV is in addition to 1.55% annual charge. This benefit is no longer available for new elections.
Highest Daily Lifetime Seven with Beneficiary Income Option: Charge for this benefit is assessed against the Protected Withdrawal Value (“PWV”). For B Series, 0.95% of PWV is in addition to 1.15% annual charge. For L Series, 0.95% of PWV is in addition to 1.50% annual charge. For X Series, 0.95% of PWV is in addition to 1.55% annual charge. This benefit is no longer available for new elections.
Highest Daily Lifetime Seven with Lifetime Income Accelerator. Charge for this benefit is assessed against the Protected Withdrawal Value (“PWV”). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For B Series, 0.95% of PWV is in addition to 1.15% annual charge of amounts invested in the Sub-accounts. For L Series, 0.95% of PWV is in addition to 1.50% annual charge of amounts invested in the Sub-accounts, For X Series, 0.95% of PWV is in addition to 1.55% annual charge of amounts invested in the Sub-accounts. This benefit is no longer available for new elections.
Spousal Highest Daily Lifetime Seven Income Benefit: Charge for this benefit is assessed against the Protected Withdrawal Value (“PWV”). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For B Series, 0.75% of PWV is in addition to 1.15% annual charge. For L Series, 0.75% of PWV is in addition to 1.50% annual charge. For X Series, 0.75% of PWV is in addition to 1.55% annual charge. This benefit is no longer available for new elections.
Spousal Highest Daily Lifetime Seven with Beneficiary Income Option: Charge for this benefit is assessed against the Protected Withdrawal Value (“PWV”). For B Series, 0.95% of PWV is in addition to 1.15% annual charge. For L Series, 0.95% of PWV is in addition to 1.50% annual charge. For X Series, 0.95% of PWV is in addition to 1.55% annual charge. This benefit is no longer available for new elections.
Highest Daily Lifetime 7 Plus. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. For B Series, 0.75% charge is in addition to 1.15% annual charge of amounts invested in the Sub-accounts. For L Series, 0.75% charge is in addition to 1.50% annual charge of amounts invested in the Sub-accounts. For X Series, 0.75% charge is in addition to 1.55% annual charge of amounts invested in the Sub-accounts. This benefit is no longer available for new elections.
Highest Daily Lifetime 7 Plus with Beneficiary Income Option. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. For B Series, 1.10% is in addition to 1.15% annual charge of amounts invested in the Sub-accounts. For L Series, 1.10% is in addition to 1.50% annual charge of amounts invested in the Sub-accounts. For X Series, 1.10% is in addition to 1.55% annual charge of amounts invested in the Sub-accounts. This benefit is no longer available for new elections.
Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. For B Series, 1.10% is in addition to 1.15% annual charge of amounts invested in the Sub-accounts. For L Series, 1.10% is in addition to 1.50% annual charge of amounts invested in the Sub-accounts. For X Series, 1.10% is in addition to 1.55% annual charge of amounts invested in the Sub-accounts. This benefit is no longer available for new elections.
Spousal Highest Daily Lifetime 7 Plus. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value (“PWV”). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. For B Series, 0.90% is in addition to 1.15% annual charge of amounts invested in the Sub-accounts. For L Series, 0.90% is in addition to 1.50% annual charge of amounts invested in the Sub-accounts. For X Series, 0.90% is in addition to 1.55% annual charge of amounts invested in the Sub-accounts. This benefit is no longer available for new elections.
Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. For B Series, 1.10% is in addition to 1.15% annual charge of amounts invested in the Sub-accounts. For L Series, 1.10% is in addition to 1.50% annual charge of amounts invested in the Sub-accounts. For X Series, 1.10% is in addition to 1.55% annual charge of amounts invested in the Sub-accounts. This benefit is no longer available for new elections.
Highest Daily Value Death Benefit: Charge for this benefit is assessed against the daily net assets of the Sub-accounts. For B Series, 1.65% total annual charge applies. For L Series, 2.00% total annual charge applies. For X Series, 2.05% total annual charge applies. This benefit is no longer available for new elections.
Combination 5% Roll-Up and HAV Death Benefit: For elections of the benefit prior to May 1, 2009: 0.50% benefit charge results in 1.65% total charge for B Series, 2.00% total charge for L Series, and 2.05% total charge for X Series. For elections of the benefit on or after May 1, 2009, 0.80% benefit charge results in 1.95% total charge for B Series, 2.30% total charge for L Series, and 2.35% total charge for X Series.

2
The Total Annual Charge includes the Insurance Charge assessed against the daily net assets allocated to the Sub-accounts. If you elect more than one optional benefit, the Total Annual Charge would be increased to include the charge for each optional benefit. With respect to Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus, and Spousal Highest Daily Lifetime 6 Plus the charge is assessed against the Protected Withdrawal Value (greater of PWV and Account Value, for “Plus” versions). With respect to each of Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus, and Spousal Highest Daily Lifetime 6 Plus one-fourth of the annual charge is deducted quarterly. These optional benefits are not available under the Beneficiary Continuation Option.

3	We reserve the right to increase the charge to the maximum charge indicated, upon any step-up or reset under the benefit, or new election of the benefit.

4
Our reference in the fee table to “current and maximum” charge does not mean that we have the authority to increase the charge for Annuities that already have been issued. Rather, the reference indicates that there is no maximum charge to which the current charge could be increased for existing Annuities. However, our State filings may have included a provision allowing us to impose an increased charge for newly-issued Annuities.

The following table provides the range (minimum and maximum) of the total annual expenses for the underlying mutual funds (“Portfolios”) as of December 31, 2018 before any contractual waivers and expense reimbursements. Each figure is stated as a percentage of the underlying Portfolio’s average daily net assets.

TOTAL ANNUAL UNDERLYING PORTFOLIO OPERATING EXPENSES
	MINIMUM	MAXIMUM
Total Underlying Portfolio Operating Expense	0.57%	2.49%
The following are the total annual expenses for each underlying Portfolio as of December 31, 2018, except as noted and except if the underlying portfolio’s inception date is subsequent to December 31, 2018. The “Total Annual Underlying Portfolio Operating Expenses” reflect the combination of the underlying Portfolio’s investment management fee, other expenses, any 12b-1 fees, and certain other expenses but do not necessarily reflect the fees you may incur. Each figure is stated as a percentage of the underlying Portfolio’s average daily net assets. For certain of the Portfolios, a portion of the management fee has been contractually waived and/or other expenses have been contractually partially reimbursed, which is shown in the table. The following expenses are deducted by the underlying Portfolio before it provides Pruco Life with the daily net asset value. The underlying Portfolio information was provided by the underlying mutual funds and has not been independently verified by us. See the prospectuses or statements of additional information of the underlying Portfolios for further details. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-888-PRU-2888.

UNDERLYING PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average daily net assets of the underlying Portfolios)
	For the year ended December 31, 2018
FUNDS	Management Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Fee Waiver or Expense Reimbursement	Net Annual Fund Operating Expenses
AST Academic Strategies Asset Allocation Portfolio*	0.64%	0.02%	0.11%	0.04%	0.00%	0.62%	1.43%	0.01%	1.42%
AST Advanced Strategies Portfolio*	0.64%	0.03%	0.24%	0.00%	0.00%	0.05%	0.96%	0.02%	0.94%
AST AllianzGI World Trends Portfolio*	0.75%	0.02%	0.25%	0.00%	0.00%	0.00%	1.02%	0.03%	0.99%
AST AQR Emerging Markets Equity Portfolio	0.93%	0.13%	0.25%	0.00%	0.00%	0.00%	1.31%	0.00%	1.31%
AST AQR Large-Cap Portfolio*	0.56%	0.01%	0.25%	0.00%	0.00%	0.00%	0.82%	0.01%	0.81%
AST Balanced Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.79%	0.95%	0.00%	0.95%
AST BlackRock Global Strategies Portfolio*	0.81%	0.06%	0.25%	0.00%	0.00%	0.00%	1.12%	0.02%	1.10%
AST BlackRock Low Duration Bond Portfolio*	0.48%	0.07%	0.25%	0.00%	0.00%	0.00%	0.80%	0.06%	0.74%
AST BlackRock/Loomis Sayles Bond Portfolio*	0.46%	0.03%	0.25%	0.00%	0.06%	0.00%	0.80%	0.04%	0.76%
AST Bond Portfolio 2019	0.47%	0.16%	0.25%	0.00%	0.00%	0.00%	0.88%	0.00%	0.88%
AST Bond Portfolio 2020*	0.47%	0.31%	0.25%	0.00%	0.00%	0.00%	1.03%	0.10%	0.93%
AST Bond Portfolio 2021	0.47%	0.16%	0.25%	0.00%	0.00%	0.00%	0.88%	0.00%	0.88%
AST Bond Portfolio 2022*	0.47%	0.22%	0.25%	0.00%	0.00%	0.00%	0.94%	0.01%	0.93%
AST Bond Portfolio 2023*	0.47%	0.42%	0.25%	0.00%	0.00%	0.00%	1.14%	0.21%	0.93%
AST Bond Portfolio 2024	0.47%	0.19%	0.25%	0.00%	0.00%	0.00%	0.91%	0.00%	0.91%
AST Bond Portfolio 2025*	0.47%	0.22%	0.25%	0.00%	0.00%	0.00%	0.94%	0.01%	0.93%
AST Bond Portfolio 2026	0.47%	0.09%	0.25%	0.00%	0.00%	0.00%	0.81%	0.00%	0.81%
AST Bond Portfolio 2027	0.47%	0.08%	0.25%	0.00%	0.00%	0.00%	0.80%	0.00%	0.80%
AST Bond Portfolio 2028*	0.47%	0.24%	0.25%	0.00%	0.00%	0.00%	0.96%	0.03%	0.93%
AST Bond Portfolio 2029*	0.47%	1.77%	0.25%	0.00%	0.00%	0.00%	2.49%	1.56%	0.93%
AST Bond Portfolio 2030	0.47%	0.08%	0.25%	0.00%	0.00%	0.00%	0.80%	0.00%	0.80%
AST Capital Growth Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.79%	0.95%	0.00%	0.95%
AST ClearBridge Dividend Growth Portfolio*	0.66%	0.02%	0.25%	0.00%	0.00%	0.00%	0.93%	0.01%	0.92%
AST Cohen & Steers Global Realty Portfolio*	0.83%	0.06%	0.25%	0.00%	0.00%	0.00%	1.14%	0.05%	1.09%
AST Cohen & Steers Realty Portfolio	0.83%	0.03%	0.25%	0.00%	0.00%	0.00%	1.11%	0.00%	1.11%
AST Fidelity Institutional AM® Quantitative Portfolio*	0.65%	0.03%	0.25%	0.00%	0.00%	0.01%	0.94%	0.02%	0.92%
AST Goldman Sachs Multi-Asset Portfolio*	0.76%	0.04%	0.25%	0.00%	0.00%	0.01%	1.06%	0.02%	1.04%
AST Goldman Sachs Small-Cap Value Portfolio	0.77%	0.02%	0.25%	0.00%	0.00%	0.01%	1.05%	0.00%	1.05%
AST Government Money Market Portfolio	0.30%	0.02%	0.25%	0.00%	0.00%	0.00%	0.57%	0.00%	0.57%
AST High Yield Portfolio	0.57%	0.04%	0.25%	0.00%	0.00%	0.00%	0.86%	0.00%	0.86%
AST Hotchkis & Wiley Large-Cap Value Portfolio*	0.56%	0.02%	0.25%	0.00%	0.00%	0.00%	0.83%	0.01%	0.82%
AST International Growth Portfolio*	0.81%	0.03%	0.25%	0.00%	0.00%	0.00%	1.09%	0.02%	1.07%
AST International Value Portfolio	0.81%	0.04%	0.25%	0.00%	0.00%	0.00%	1.10%	0.00%	1.10%
AST Investment Grade Bond Portfolio*	0.47%	0.02%	0.25%	0.00%	0.00%	0.00%	0.74%	0.04%	0.70%
AST J.P. Morgan Global Thematic Portfolio	0.76%	0.04%	0.25%	0.00%	0.00%	0.00%	1.05%	0.00%	1.05%
AST J.P. Morgan International Equity Portfolio	0.70%	0.06%	0.25%	0.00%	0.00%	0.00%	1.01%	0.00%	1.01%
AST J.P. Morgan Strategic Opportunities Portfolio*	0.81%	0.06%	0.25%	0.00%	0.00%	0.00%	1.12%	0.01%	1.11%
AST Jennison Large-Cap Growth Portfolio	0.72%	0.02%	0.25%	0.00%	0.00%	0.00%	0.99%	0.00%	0.99%
AST Loomis Sayles Large-Cap Growth Portfolio*	0.71%	0.01%	0.25%	0.00%	0.00%	0.00%	0.97%	0.06%	0.91%
AST MFS Global Equity Portfolio	0.82%	0.04%	0.25%	0.00%	0.00%	0.00%	1.11%	0.00%	1.11%
AST MFS Growth Allocation Portfolio*	0.67%	0.05%	0.25%	0.00%	0.00%	0.00%	0.97%	0.01%	0.96%
AST MFS Growth Portfolio*	0.71%	0.02%	0.25%	0.00%	0.00%	0.00%	0.98%	0.01%	0.97%

UNDERLYING PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average daily net assets of the underlying Portfolios)
	For the year ended December 31, 2018
FUNDS	Management Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Fee Waiver or Expense Reimbursement	Net Annual Fund Operating Expenses
AST MFS Large-Cap Value Portfolio	0.66%	0.02%	0.25%	0.00%	0.00%	0.00%	0.93%	0.00%	0.93%
AST Mid-Cap Growth Portfolio	0.81%	0.02%	0.25%	0.00%	0.00%	0.00%	1.08%	0.00%	1.08%
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	0.72%	0.02%	0.25%	0.00%	0.00%	0.00%	0.99%	0.00%	0.99%
AST Parametric Emerging Markets Equity Portfolio	0.93%	0.23%	0.25%	0.00%	0.00%	0.00%	1.41%	0.00%	1.41%
AST Preservation Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.78%	0.94%	0.00%	0.94%
AST Prudential Core Bond Portfolio	0.47%	0.02%	0.25%	0.00%	0.00%	0.00%	0.74%	0.00%	0.74%
AST Prudential Growth Allocation Portfolio	0.60%	0.02%	0.25%	0.00%	0.00%	0.00%	0.87%	0.00%	0.87%
AST QMA Large-Cap Portfolio*	0.56%	0.01%	0.25%	0.00%	0.00%	0.00%	0.82%	0.02%	0.80%
AST QMA US Equity Alpha Portfolio	0.82%	0.03%	0.25%	0.22%	0.25%	0.00%	1.57%	0.00%	1.57%
AST Quantitative Modeling Portfolio	0.25%	0.01%	0.00%	0.00%	0.00%	0.89%	1.15%	0.00%	1.15%
AST Small-Cap Growth Opportunities Portfolio	0.77%	0.03%	0.25%	0.00%	0.00%	0.00%	1.05%	0.00%	1.05%
AST Small-Cap Growth Portfolio	0.72%	0.02%	0.25%	0.00%	0.00%	0.00%	0.99%	0.00%	0.99%
AST Small-Cap Value Portfolio	0.72%	0.03%	0.25%	0.00%	0.00%	0.06%	1.06%	0.00%	1.06%
AST T. Rowe Price Asset Allocation Portfolio*	0.62%	0.01%	0.25%	0.00%	0.00%	0.00%	0.88%	0.01%	0.87%
AST T. Rowe Price Large-Cap Growth Portfolio*	0.68%	0.01%	0.25%	0.00%	0.00%	0.00%	0.94%	0.04%	0.90%
AST T. Rowe Price Large-Cap Value Portfolio*	0.66%	0.02%	0.25%	0.00%	0.00%	0.00%	0.93%	0.04%	0.89%
AST T. Rowe Price Natural Resources Portfolio*	0.73%	0.05%	0.25%	0.00%	0.00%	0.00%	1.03%	0.01%	1.02%
AST Templeton Global Bond Portfolio	0.63%	0.05%	0.25%	0.00%	0.00%	0.00%	0.93%	0.00%	0.93%
AST WEDGE Capital Mid-Cap Value Portfolio*	0.78%	0.04%	0.25%	0.00%	0.00%	0.00%	1.07%	0.01%	1.06%
AST Wellington Management Hedged Equity Portfolio*	0.81%	0.02%	0.25%	0.00%	0.00%	0.03%	1.11%	0.06%	1.05%
AST Western Asset Core Plus Bond Portfolio	0.51%	0.01%	0.25%	0.00%	0.00%	0.00%	0.77%	0.00%	0.77%
AST Western Asset Emerging Markets Debt Portfolio	0.68%	0.23%	0.25%	0.00%	0.00%	0.00%	1.16%	0.00%	1.16%
ProFund VP Consumer Goods*	0.75%	0.71%	0.25%	0.00%	0.00%	0.03%	1.74%	0.06%	1.68%
ProFund VP Consumer Services*	0.75%	0.63%	0.25%	0.00%	0.00%	0.00%	1.63%	0.00%	1.63%
ProFund VP Financials*	0.75%	0.63%	0.25%	0.00%	0.00%	0.00%	1.63%	0.00%	1.63%
ProFund VP Health Care*	0.75%	0.68%	0.25%	0.00%	0.00%	0.00%	1.68%	0.00%	1.68%
ProFund VP Industrials*	0.75%	0.67%	0.25%	0.00%	0.00%	0.01%	1.68%	0.00%	1.68%
ProFund VP Large-Cap Growth*	0.75%	0.68%	0.25%	0.00%	0.00%	0.01%	1.69%	0.01%	1.68%
ProFund VP Large-Cap Value*	0.75%	0.72%	0.25%	0.00%	0.00%	0.00%	1.72%	0.04%	1.68%
ProFund VP Mid-Cap Growth*	0.75%	0.71%	0.25%	0.00%	0.00%	0.01%	1.72%	0.04%	1.68%
ProFund VP Mid-Cap Value*	0.75%	0.73%	0.25%	0.00%	0.00%	0.00%	1.73%	0.05%	1.68%
ProFund VP Real Estate*	0.75%	0.71%	0.25%	0.00%	0.00%	0.00%	1.71%	0.03%	1.68%
ProFund VP Small-Cap Growth*	0.75%	0.70%	0.25%	0.00%	0.00%	0.00%	1.70%	0.02%	1.68%
ProFund VP Small-Cap Value*	0.75%	0.65%	0.25%	0.00%	0.00%	0.05%	1.70%	0.02%	1.68%
ProFund VP Telecommunications*	0.75%	0.63%	0.25%	0.00%	0.00%	0.00%	1.63%	0.00%	1.63%
ProFund VP Utilities*	0.75%	0.64%	0.25%	0.00%	0.00%	0.01%	1.65%	0.00%	1.65%
*See notes immediately below for important information about this fund.

AST Academic Strategies Asset Allocation Portfolio
The Manager has contractually agreed to waive 0.007% of its investment management fees through June 30, 2020. This arrangement may not be terminated or modified prior to June 30, 2020 without the prior approval of the Trust’s Board of Trustees.

AST Advanced Strategies Portfolio
The Manager has contractually agreed to waive 0.022% of its investment management fees through June 30, 2020. This arrangement may not be terminated or modified prior to June 30, 2020 without the prior approval of the Trust’s Board of Trustees.

AST AllianzGI World Trends Portfolio
The Manager has contractually agreed to waive 0.029% of its investment management fees through June 30, 2020. This arrangement may not be terminated or modified prior to June 30, 2020 without the prior approval of the Trust’s Board of Trustees.

AST AQR Large-Cap Portfolio
The Manager has contractually agreed to waive 0.007% of its investment management fee through June 30, 2020. This arrangement may not be terminated or modified prior to June 30, 2020 without the prior approval of the Trust’s Board of Trustees.

AST BlackRock Global Strategies Portfolio
The Manager has contractually agreed to waive 0.022% of its investment management fee through June 30, 2020. This arrangement may not be terminated or modified prior to June 30, 2020 without the prior approval of the Trust’s Board of Trustees.

AST BlackRock Low Duration Bond Portfolio
The Manager has contractually agreed to waive 0.057% of its investment management fee through June 30, 2020. This arrangement may not be terminated or modified prior to June 30, 2020 without the prior approval of the Trust’s Board of Trustees.

AST BlackRock/Loomis Sayles Bond Portfolio
The Manager has contractually agreed to waive 0.035% of its investment management fee through June 30, 2020. This arrangement may not be terminated or modified prior to June 30, 2020 without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2020
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.930% of the Portfolio's average daily net assets through June 30, 2020. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified prior to June 30, 2020 without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2022
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.930% of the Portfolio's average daily net assets through June 30, 2020. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified prior to June 30, 2020 without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2023
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.930% of the Portfolio's average daily net assets through June 30, 2020. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified prior to June 30, 2020 without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2025
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.930% of the Portfolio's average daily net assets through June 30, 2020. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified prior to June 30, 2020 without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2028
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.930% of the Portfolio's average daily net assets through June 30, 2020. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified prior to June 30, 2020 without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2029
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.930% of the Portfolio's average daily net assets through June 30, 2020. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified prior to June 30, 2020 without the prior approval of the Trust’s Board of Trustees.

AST ClearBridge Dividend Growth Portfolio
The Manager has contractually agreed to waive 0.012% of its investment management fee through June 30, 2020. This arrangement may not be terminated or modified prior to June 30, 2020 without the prior approval of the Trust’s Board of Trustees.

AST Cohen & Steers Global Realty Portfolio
The Manager has contractually agreed to waive 0.051% of its investment management fee through June 30, 2020. This arrangement may not be terminated or modified prior to June 30, 2020 without the prior approval of the Trust’s Board of Trustees.

AST Fidelity Institutional AM® Quantitative Portfolio
The Manager has contractually agreed to waive 0.020% of its investment management fee through June 30, 2020. This arrangement may not be terminated or modified prior to June 30, 2020 without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Multi-Asset Portfolio
The Manager has contractually agreed to waive 0.015% of its investment management fee through June 30, 2020. This arrangement may not be terminated or modified prior to June 30, 2020 without the prior approval of the Trust’s Board of Trustees.

AST Hotchkis & Wiley Large-Cap Value Portfolio
The Manager has contractually agreed to waive 0.009% of its investment management fee through June 30, 2020. This arrangement may not be terminated or modified prior to June 30, 2020 without the prior approval of the Trust’s Board of Trustees.

AST International Growth Portfolio
The Manager has contractually agreed to waive 0.02% of its investment management fee through June 30, 2020. This arrangement may not be terminated or modified prior to June 30, 2020 without the prior approval of the Trust’s Board of Trustees.

AST Investment Grade Bond Portfolio
The Distributor has contractually agreed to waive a portion of its distribution and service (12b-1) fee. The waiver provides for a reduction in the distribution and service fee based on the average daily net assets of the Portfolio. This contractual waiver does not have an expiration or termination date, and may not be modified or discontinued.

AST J.P. Morgan Strategic Opportunities Portfolio
The Manager has contractually agreed to waive 0.011% of its investment management fee through June 30, 2020.  This arrangement may not be terminated or modified prior to June 30, 2020 without the prior approval of the Trust’s Board of Trustees.

AST Loomis Sayles Large-Cap Growth Portfolio
The Manager has contractually agreed to waive 0.060% of its investment management fee through June 30, 2020. This arrangement may not be terminated or modified prior to June 30, 2020 without the prior approval of the Trust’s Board of Trustees.

AST MFS Growth Allocation Portfolio
The Manager has contractually agreed to waive 0.013% of its investment management fee through June 30, 2020. This arrangement may not be terminated or modified prior to June 30, 2020 without the prior approval of the Trust’s Board of Trustees.

AST MFS Growth Portfolio
The Manager has contractually agreed to waive 0.014% of its investment management fee through June 30, 2020. This arrangement may not be terminated or modified prior to June 30, 2020 without the prior approval of the Trust’s Board of Trustees.

AST QMA Large-Cap Portfolio
The Manager has contractually agreed to waive 0.015% of its investment management fee through June 30, 2020. This arrangement may not be terminated or modified prior to June 30, 2020 without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Asset Allocation Portfolio
The Manager has contractually agreed to waive 0.009% of its investment management fee through June 30, 2020. This arrangement may not be terminated or modified prior to June 30, 2020 without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Large-Cap Growth Portfolio
The Manager has contractually agreed to waive 0.036% of its investment management fee through June 30, 2020. This arrangement may not be terminated or modified prior to June 30, 2020 without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Large-Cap Value Portfolio
The Manager has contractually agreed to waive 0.040% of its investment management fee through June 30, 2020. This arrangement may not be terminated or modified prior to June 30, 2020 without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Natural Resources Portfolio
The Manager has contractually agreed to waive 0.012% of its investment management fee through June 30, 2020. This arrangement may not be terminated or modified prior to June 30, 2020 without the prior approval of the Trust’s Board of Trustees.

AST WEDGE Capital Mid-Cap Value Portfolio
The Manager has contractually agreed to waive 0.010% of its investment management fee through June 30, 2020. This arrangement may not be terminated or modified prior to June 30, 2020 without the prior approval of the Trust’s Board of Trustees.

AST Wellington Management Hedged Equity Portfolio
The Manager has contractually agreed to waive 0.055% of its investment management fee through June 30, 2020. This arrangement may not be terminated or modified prior to June 30, 2020 without the prior approval of the Trust’s Board of Trustees.

ProFund VP Consumer Goods
“Other Expenses” have been restated from fiscal year amounts to reflect changes in contractual fees. ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2020. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

ProFund VP Consumer Services
“Other Expenses” have been restated from fiscal year amounts to reflect changes in contractual fees. ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2020. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

ProFund VP Financials
“Other Expenses” have been restated from fiscal year amounts to reflect changes in contractual fees. ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2020. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

ProFund VP Health Care
“Other Expenses” have been restated from fiscal year amounts to reflect changes in contractual fees. ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2020. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

ProFund VP Industrials
“Other Expenses” have been restated from fiscal year amounts to reflect changes in contractual fees. ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2020. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

ProFund VP Large-Cap Growth
“Other Expenses” have been restated from fiscal year amounts to reflect changes in contractual fees. ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2020. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

ProFund VP Large-Cap Value
“Other Expenses” have been restated from fiscal year amounts to reflect changes in contractual fees. ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2020. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

ProFund VP Mid-Cap Growth
“Other Expenses” have been restated from fiscal year amounts to reflect changes in contractual fees. ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2020. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

ProFund VP Mid-Cap Value
“Other Expenses” have been restated from fiscal year amounts to reflect changes in contractual fees. ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2020. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

ProFund VP Real Estate
“Other Expenses” have been restated from fiscal year amounts to reflect changes in contractual fees. ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2020. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

ProFund VP Small-Cap Growth
“Other Expenses” have been restated from fiscal year amounts to reflect changes in contractual fees. ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2020. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

ProFund VP Small-Cap Value
“Other Expenses” have been restated from fiscal year amounts to reflect changes in contractual fees. ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2020. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

ProFund VP Telecommunications
“Other Expenses” have been restated from fiscal year amounts to reflect changes in contractual fees. ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2020. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

ProFund VP Utilities
“Other Expenses” have been restated from fiscal year amounts to reflect changes in contractual fees. ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2020. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

EXPENSE EXAMPLES
These examples are intended to help you compare the cost of investing in one Pruco Life Annuity with the cost of investing in other Pruco Life Annuities and/or other variable annuities. Below are examples for each Annuity showing what you would pay in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and your investment has a 5% return each year. The examples reflect the fees and charges listed below for each Annuity as described in “Summary of Contract Fees and Charges”:

▪	Insurance Charge

▪	Contingent Deferred Sales Charge (when and if applicable)

▪	Annual Maintenance Fee

▪	The maximum combination of optional benefit charges
The examples also assume the following for the period shown:

▪	You allocate all of your Account Value to the Sub-account with the maximum gross total annual portfolio operating expenses, and those expenses remain the same each year*

▪	For each charge, we deduct the maximum charge rather than the current charge

▪	You make no withdrawals of your Account Value

▪	You make no transfers, or other transactions for which we charge a fee

▪	No Tax Charge applies

▪
You elect the Highest Daily Lifetime 6 Plus and the Combination 5% roll-up and HAV Death Benefit, which are the maximum combination of optional benefit charges. There is no other optional benefit combination that would result in higher maximum charges than those shown in the examples.

▪	For the X Series example, no purchase payment credit is granted under the Annuity

▪	For the X Series example, the longevity credit does not apply
Amounts shown in the examples are rounded to the nearest dollar.

*	Note: Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection, the applicable jurisdiction and selling firm.
THE EXAMPLES ARE ILLUSTRATIVE ONLY – THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING MUTUAL FUNDS OR THEIR PORTFOLIOS – ACTUAL EXPENSES WILL BE LESS THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUB-ACCOUNTS.
Expense Examples are provided as follows:

	B SERIES
	Assuming Maximum Fees and Expenses of any of the Portfolios Available
	1 Year	3 Years	5 Years	10 Years
If you surrender your annuity at the end of the applicable time period:	$1,339	$2,424	$3,518	$6,507
If you annuitize your annuity at the end of the applicable time period: [1]	$639	$1,924	$3,218	$6,507
If you do not surrender your annuity:	$639	$1,924	$3,218	$6,507

	L SERIES
	Assuming Maximum Fees and Expenses of any of the Portfolios Available
	1 Year	3 Years	5 Years	10 Years
If you surrender your annuity at the end of the applicable time period:	$1,374	$2,621	$3,370	$6,751
If you annuitize your annuity at the end of the applicable time period: [1]	$674	$2,021	$3,370	$6,751
If you do not surrender your annuity:	$674	$2,021	$3,370	$6,751

	X SERIES
	Assuming Maximum Fees and Expenses of any of the Portfolios Available
	1 Year	3 Years	5 Years	10 Years
If you surrender your annuity at the end of the applicable time period:	$1,579	$2,835	$3,991	$6,786
If you annuitize your annuity at the end of the applicable time period: [1]	$679	$2,035	$3,391	$6,786
If you do not surrender your annuity:	$679	$2,035	$3,391	$6,786

1	Your ability to annuitize in the first 3 Annuity Years may be limited.
A table of accumulation values appears in Appendix A to this Prospectus.

SUMMARY
Prudential Premier Variable Annuity B Series (“B Series”)
Prudential Premier Variable Annuity L Series (“L Series”)
Prudential Premier Variable Annuity X Series (“X Series”)
This Summary describes key features of the variable annuities described in this Prospectus. It is intended to help give you an overview, and to point you to sections of the prospectus that provide greater detail. This Summary is intended to supplement the prospectus, so you should not rely on the Summary alone for all the information you need to know before purchase. You should read the entire Prospectus for a complete description of the variable annuities. Your financial professional can also help you if you have questions.
What is a variable annuity? A variable annuity is a contract between you and an insurance company. It is designed to help you save money for retirement, and provide income during your retirement. With the help of your financial professional, you choose how to invest your money within your annuity (subject to certain restrictions; see “Investment Options”). Any allocation that is recommended to you by your financial professional may be different than automatic asset transfers that may be made under the Annuity, such as under a pre-determined mathematical formula used with an optional living benefit. The value of your annuity will rise or fall depending on whether the investment options you choose perform well or perform poorly. Investing in a variable annuity involves risk and you can lose your money. By the same token, investing in a variable annuity can provide you with the opportunity to grow your money through participation in mutual fund-type investments. Your financial professional will help you choose the investment options that are suitable for you based on your tolerance for risk and your needs.
Variable annuities also offer a variety of optional guarantees to receive an income for life through withdrawals or provide minimum death benefits for your beneficiaries, or minimum account value guarantees. These benefits provide a degree of insurance in the event your annuity performs poorly. These optional benefits are available for an extra cost, and are subject to limitations and conditions more fully described later in this Prospectus. The guarantees are based on the long-term financial strength of the insurance company.
What does it mean that my variable annuity is “tax-deferred”? Because variable annuities are issued by an insurance company, you pay no taxes on any earnings from your annuity until you withdraw the money. You may also transfer among your investment options without paying a tax at the time of the transfer. Until you withdraw the money, tax deferral allows you to keep money invested that would otherwise go to pay taxes. When you take your money out of the variable annuity, however, you will be taxed on the earnings at ordinary income tax rates rather than lower capital gains rates. If you withdraw earnings before you reach age 59 1/2, you also may be subject to a 10% federal tax penalty.
You could also purchase one of our variable annuities as a tax-qualified retirement investment such as an IRA, SEP-IRA, Roth IRA, 401(a) plan, or 403(b) plan. Although there is no additional tax advantage to a variable annuity held through one of these plans, you may desire the variable annuities’ other features such as guaranteed lifetime income payments or death benefits for use within these plans.
What variable annuities are offered in this Prospectus? This Prospectus describes the variable annuities listed below. The annuities differ primarily in the fees deducted, the investment options offered, and whether the annuity provides credits in certain circumstances. The annuities described in this Prospectus are:

▪	Prudential Premier Variable Annuity B Series (“B Series”)

▪	Prudential Premier Variable Annuity L Series (“L Series”)

▪	Prudential Premier Variable Annuity X Series (“X Series”)
How do I purchase one of the variable annuities? These Annuities are no longer available for new purchases. Our eligibility criteria for purchasing the Annuities are as follows:

Product	Maximum Age for Initial Purchase	Minimum Initial Purchase Payment
B Series	85	$1,000
X Series	75	$10,000
L Series	85	$10,000
The “Maximum Age for Initial Purchase” applies to the oldest owner as of the day we would issue the annuity. If the annuity is to be owned by an entity, the maximum age applies to the annuitant as of the day we would issue the annuity. For annuities purchased as a Beneficiary Annuity, the maximum issue age is 70 and applies to the Key Life. The availability and level of protection of certain optional benefits may also vary based on the ages of the owner or annuitant on the issue date of the annuity, the date the benefit is elected, or the date of the owner’s death. Please see the sections entitled “Living Benefits Programs” and “Death Benefit” for additional information on these benefits.
You may make additional payments of at least $100 into your Annuity at any time, subject to maximums allowed by us and as provided by law.
After you purchase your Annuity you will have usually ten days to examine it and cancel it if you change your mind for any reason (referred to as the “free look period”). The period of time and the amount returned to you is dictated by State law, and is stated on the front cover of your contract. You must cancel your Annuity in writing.
See “What Are Our Requirements for Purchasing One of the Annuities?” for more detail.

Where should I invest my money? With the help of your financial professional, you choose where to invest your money within the Annuity. You may choose from a variety of investment options ranging from conservative to aggressive. Our optional benefits may limit your ability to invest in the investment options otherwise available to you under the annuity. These investment options participate in mutual fund investments that are kept in a separate account from our other general assets. Although you may recognize some of the names of the money managers, these investment options are designed for variable annuities and are not the same mutual funds available to the general public. You can decide on a mix of investment options that suit your goals. Or, you can choose one of our investment options that participates in several mutual funds according to a specified goal such as balanced asset allocation, or capital growth asset allocation. If you select optional benefits, we may limit the investment options that you may elect. Each of the underlying mutual funds is described by its own prospectus, which you should read before investing. You can obtain the summary prospectuses and the prospectuses for the Portfolios by calling 1-888-PRU-2888 or at www.prudentialannuities.com. There is no assurance that any investment option will meet its investment objective.
You may also allocate money to a fixed rate account that earns interest guaranteed by our general assets. We also offer programs to help discipline your investing, such as dollar cost averaging or automatic rebalancing.
See “Investment Options” and “Managing Your Account Value.”
How can I receive income from my Annuity? You can receive income by taking withdrawals or electing annuity payments. If you take withdrawals, you should plan them carefully, because withdrawals may be subject to tax, and may be subject to a contingent deferred sales charge (discussed below). You may withdraw up to 10% of your investment each year without being subject to a contingent deferred sales charge.
You may elect to receive income through annuity payments over your lifetime, also called “annuitization”. This option may appeal to those who worry about outliving their Account Value through withdrawals. If you elect to receive Annuity payments, you convert your Account Value into a stream of future payments. This means in most cases you no longer have an account value and therefore cannot make withdrawals. We offer different types of annuity options to meet your needs, and you can choose the benefits and costs that make sense for you. For example, some of our annuity options allow for withdrawals, and some provide a death benefit, while others guarantee payments for life without a death benefit or the ability to make withdrawals.
See “Access to Account Value.”
Options for Guaranteed Lifetime Withdrawals. We offer optional benefits for an additional fee that guarantee your ability to take withdrawals for life as a percentage of an initial guaranteed benefit base, even after your Account Value falls to zero (unless it does so due to a withdrawal of Excess Income). The Account Value has no guarantees, may fluctuate, and can lose value. These benefits may appeal to you if you wish to maintain flexibility and control over your Account Value (instead of converting it to an annuity stream) and want the assurance of predictable income. If you withdraw more than the allowable amount during any year, your future level of guaranteed withdrawals decreases. You have the ability to elect an Optional Living Benefit at the time of application only. Optional Living Benefits cannot be added after your Annuity has been issued.
As part of these benefits you are required to invest only in certain permitted investment options. Some of the benefits utilize a predetermined transfer formula to help us manage your guarantee through all market cycles. Please see the applicable optional benefits section as well as the Appendices to this prospectus for more information on each formula.
In the Living Benefits section, we describe these guaranteed minimum withdrawal benefits, which allow you to withdraw a specified amount each year for life (or joint lives, for the spousal version of the benefit). Please be aware that if you withdraw more than that amount in a given year (i.e., Excess Income), that may permanently reduce the guaranteed amount you can withdraw in future years. Please note that if your Account Value is reduced to zero as a result of a withdrawal of Excess Income, both the optional benefit and the Annuity will terminate. Thus, you should think carefully before taking a withdrawal of Excess Income.
These benefits contain detailed provisions, so please see the following sections of the Prospectus for complete details:

▪	Highest Daily Lifetime 6 Plus

▪	Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator

▪	Spousal Highest Daily Lifetime 6 Plus

▪	Highest Daily Lifetime 7 Plus

▪	Spousal Highest Daily Lifetime 7 Plus

▪	Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator

▪	Highest Daily Lifetime 7 Plus with Beneficiary Income Option

▪	Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option

▪	Highest Daily Lifetime Seven

▪	Spousal Highest Daily Lifetime Seven

▪	Highest Daily Lifetime Seven with Lifetime Income Accelerator

▪	Highest Daily Lifetime Seven with Beneficiary Income Option

▪	Spousal Highest Daily Lifetime Seven with Beneficiary Income Option

The Guaranteed Lifetime Withdrawal Benefit options are no longer offered for new elections.
Options for Guaranteed Accumulation. We offer optional benefits for an additional fee that guarantee your Account Value to a certain level after a period of years. As part of these benefits you are required to invest only in certain permitted investment options. Please see applicable optional benefit section as well as the Appendices to this prospectus for more information on the formula.
These benefits contains detailed provisions, so please see the following section of the Prospectus for complete details:

▪	Highest Daily Guaranteed Return Option II

▪	Highest Daily Guaranteed Return Option*

*	No longer available for new elections.
What happens to my annuity upon death? You may name a beneficiary to receive the proceeds of your Annuity upon your death. Your Annuity must be distributed within the time periods required by the tax laws. Each of our annuities offers a basic death benefit. The basic death benefit provides your beneficiaries with the greater of your purchase payments less all proportional withdrawals or your value in the Annuity at the time of death.
We also have an optional death benefit for an additional charge:

▪
Combination 5% Roll-up and Highest Anniversary Value Death Benefit: Offers the greatest of the basic death benefit, the highest anniversary value death benefit described above, and a value assuming 5% growth of your investment adjusted for withdrawals.

Each death benefit has certain age restrictions and could only have been elected at time of contract purchase. For the X Series, there is an adjustment for any Purchase Credits received within 12 months prior to death. Please see the “Death Benefit” section of the Prospectus for more information.
There are other optional living and death benefits that we previously offered, but are not currently available. See the applicable section of this Prospectus for details.
How do I receive credits?
With X Series, we apply a credit to your Annuity each time you make a purchase payment. Because of the credits, the expenses of the X Series may be higher than other Annuities that do not offer credits. The amount of the credit depends on your age at the time the purchase payment is made.

OLDEST OWNER’S AGE ON THE DATE THAT THE PURCHASE PAYMENT IS APPLIED TO THE ANNUITY	PURCHASE CREDIT ON PURCHASE PAYMENTS AS THEY ARE APPLIED TO THE ANNUITY
0 – 80	6.00%*
81 – 85	3.00%

*	For X Series annuities issued prior to a specified date, the credit applicable to ages 0 – 80 is 5%
With X Series, we also apply a “longevity credit” on your tenth anniversary and every anniversary thereafter. The credit is equal to 0.40% of purchase payments invested with us for more than nine years (less adjustments for any withdrawals). The credit will not apply if your annuity value is zero or less, if you have cumulatively withdrawn more than the amount of eligible purchase payments, or if you annuitize.
Please see the section entitled “Managing Your Account Value” for more information.
What are the Annuity’s Fees and Charges?
Contingent Deferred Sales Charge: If you withdraw all or part of your annuity before the end of a period of years, we may deduct a contingent deferred sales charge, or “CDSC”. The CDSC is calculated as a percentage of your purchase payment being withdrawn, and the applicable CDSC percentage (as indicated in the table below) depends on the number of years that have elapsed since the Purchase Payment being withdrawn was made. The CDSC is different depending on which annuity you purchase:

	Yr. 1	Yr. 2	Yr. 3	Yr. 4	Yr. 5	Yr. 6	Yr. 7	Yr. 8	Yr. 9	Yr. 10+
B Series	7.0%	6.0%	5.0%	4.0%	3.0%	2.0%	1.0%	0.0%	—	—
L Series	7.0%	7.0%	6.0%	5.0%	0.0%	—	—	—	—	—
X Series	9.0%	8.5%	8.0%	7.0%	6.0%	5.0%	4.0%	3.0%	2.0%	0.0%
Each year you may withdraw up to 10% of your purchase payments without the imposition of a CDSC. This free withdrawal feature does not apply when fully surrendering your annuity. We may also waive the CDSC under certain circumstances, such as for medically-related circumstances or taking required minimum distributions under a qualified contract.
Transfer Fee: You may make 20 transfers between investment options each year free of charge. After the 20th transfer, we will charge $10.00 for each transfer. We do not consider transfers made as part of any Dollar Cost Averaging, Automatic Rebalancing or asset allocation program when we count the 20 free transfers. All transfers made on the same day will be treated as one (1) transfer. Any transfers made as a result of the mathematical formula used with an optional benefit will not count towards the total transfers allowed.
Annual Maintenance Fee: Until you start annuity payments, we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is the lesser of $35.00 or 2% of your Account Value. The Annual Maintenance Fee is only deducted if your Account Value is less than $100,000.
Tax Charge: We may deduct a charge to reimburse us for taxes we may pay on premiums received in certain jurisdictions. The Tax Charge currently ranges up to 3 1/2% of your purchase payments and is designed to approximate the taxes that we are required to pay.
Insurance Charge: We deduct an Insurance Charge. It is an annual charge assessed on a daily basis. It is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The charge is assessed against the daily assets allocated to the Sub-accounts and depends on which Annuity you hold:

FEE/CHARGE	B Series	L Series	X Series
Mortality & Expense Risk Charge	1.00%	1.35%	1.40%
Administration Charge	0.15%	0.15%	0.15%
Total Insurance Charge	1.15%	1.50%	1.55%
Charges for Optional Benefits: If you elect to purchase certain optional benefits, we will deduct an additional charge. For some optional benefits, the charge is deducted from your Account Value allocated to the Sub-accounts. This charge is included in the daily calculation of the Unit Price for each Sub-account. For certain other optional benefits, such as Highest Daily Lifetime Seven, the charge is assessed against the Protected Withdrawal Value and taken out of the Sub-accounts periodically. Please refer to the section entitled “Summary of Contract Fees and Charges” for the list of charges for each optional benefit.
Settlement Service Charge: If your beneficiary takes the death benefit under a Beneficiary Continuation Option, we deduct a Settlement Service Charge, although the Insurance Charge no longer applies. The charge is assessed daily against the daily net assets allocated to the Sub-accounts and is equal to an annual charge of 1%.
Fees and expenses incurred by the Portfolios: Each Portfolio incurs total annual operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees that may apply. More detailed information about fees and expenses can be found in the prospectuses for the Portfolios. Please see the “Fees and Charges” section of the Prospectus for more information.
Costs to Sell and Administer Our Variable Annuity: Your financial professional may receive a commission for selling one of our variable annuities to you. We may pay fees to your financial professional’s broker dealer firm to cover costs of marketing or administration. These commissions and fees may incent your financial professional to sell our variable annuity instead of one offered by another company. We also receive fees from the mutual fund companies that offer the investment options for administrative costs and marketing. These fees may influence our decision to offer one family of funds over another. If you have any questions you may speak with your financial professional or us. See “General Information”.
Other Information: Please see the section entitled “General Information” for more information about our annuities, including legal information about our company, separate account, and underlying funds.

INVESTMENT OPTIONS
WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?
Each variable investment option is a Sub-account of the Pruco Life Flexible Premium Variable Annuity Account (see “What is the Separate Account” for more detailed information). Each Sub-account invests exclusively in one Portfolio. You should carefully read the prospectus for any Portfolio in which you are interested. The Investment Objectives/Policies Chart below provides a description of each Portfolio’s investment objective and a short, summary description of their key policies to assist you in determining which Portfolios may be of interest to you. There is no guarantee that any underlying Portfolio will meet its investment objective. Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection, the applicable jurisdiction and selling firm. Thus, if you selected particular optional benefits, you would be precluded from investing in certain portfolios and therefore would not receive investment appreciation (or depreciation) affecting those Portfolios. The Portfolios that you select are your choice – we do not provide investment advice, and we do not recommend or endorse any particular Portfolio. Please consult with a qualified investment professional if you wish to obtain investment advice. You bear the investment risk for amounts allocated to the Portfolios. Please see the General Information section of this Prospectus, under the heading concerning “Fees and Payments Received by Pruco Life” for a discussion of fees that we may receive from underlying mutual funds and/or their affiliates.
The Portfolios are not publicly traded mutual funds. They are only available as Investment Options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the Portfolios available as Sub-accounts under the Annuities are managed by the same Portfolio adviser or subadviser as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds and Portfolios can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account. Details about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses for the Portfolios. You should carefully read the prospectus for any Portfolio in which you are interested before investing. The current prospectus and statement of additional information for the underlying Portfolio can be obtained by calling 1-888-PRU-2888 or at www.prudentialannuities.com. There is no guarantee that any Portfolio will meet its investment objective. You bear the investment risk for amounts allocated to the portfolios. The Portfolios that you select are your choice – we do not recommend or endorse any particular Portfolio.
This Annuity offers Portfolios managed by AST Investment Services, Inc. and/or PGIM Investments LLC, both of which are affiliated companies of Pruco Life (“Affiliated Portfolios”) and Portfolios managed by companies not affiliated with Pruco Life ("Unaffiliated Portfolios"). Pruco Life and its affiliates (“Prudential Companies”) receive fees and payments from both the Affiliated Portfolios and the Unaffiliated Portfolios. Generally, Prudential Companies receive revenue sharing payments from the Unaffiliated Portfolios. We consider the amount of these fees and payments when determining which portfolios to offer through the Annuity. Affiliated Portfolios may provide Prudential Companies with greater fees and payments than Unaffiliated Portfolios. Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Portfolios, we have an incentive to offer Affiliated Portfolios over Unaffiliated Portfolios. As indicated next to each Portfolio's description in the table that follows, each Portfolio has one or more subadvisers that conduct day to day management. We have an incentive to offer Portfolios with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those subadviser financial incentive factors in determining which portfolios to offer under the Annuity. Also, in some cases, we offer Portfolios based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Account Value to the sub-accounts that invest in these Portfolios. Pruco Life has selected the Portfolios for inclusion as investment options under this Annuity in Pruco Life’s role as the issuer of this Annuity, and Pruco Life does not provide investment advice or recommend any particular Portfolio. Please see "Other Information" under the heading concerning "Fees and Payments Received by Pruco Life" for more information about fees and payments we may receive from underlying Portfolios and/or their affiliates. In addition, we may consider the potential risk to us of offering a Portfolio in light of the benefits provided by the Annuity.
Beginning May 1, 2008, we allowed Owners of an L Series Annuity to invest in certain ProFund VP Portfolios. However, effective the same date, we no longer allowed Owners of a B Series or an X Series Annuity to invest in any ProFund VP Portfolios. Nor will we allow beneficiaries who acquire any of the Annuities on or after May 1, 2008 under the Beneficiary Continuation Option to invest in any ProFund VP Portfolios.
Stipulated Investment Options if you Elect Certain Optional Benefits
As a condition to your participating in certain optional benefits, we limit the investment options to which you may allocate your Account Value. Broadly speaking, we offer two groups of “Permitted Sub-accounts”. Under the first group (Group I), your allowable investment options are more limited, but you are not subject to mandatory quarterly re-balancing. Under the second group (Group II), you may allocate your Account Value between a broader range of investment options, but must participate in quarterly re-balancing. The set of tables immediately below describes the first category of permitted investment options.
While those who do not participate in any optional benefit generally may invest in any of the investment options described in the Prospectus, only those who participate in the optional benefits listed in Group II below may participate in the second category (along with its attendant re-balancing requirement). This second category is called our “Custom Portfolios Program” (we may have referred to the “Custom Portfolios Program” as the “Optional Allocation and Rebalancing Program” in other materials). If you participate in the Custom Portfolios Program, you may not participate in an Automatic Rebalancing Program. We may modify or terminate the Custom Portfolios Program at any time. Any such modification or termination will (i) be implemented only after we have notified you in advance, (ii) not affect the guarantees you had accrued under the optional benefit or your ability to continue to participate in those optional benefits, and (iii) not require you to transfer Account Value out of any Portfolio in which you participated immediately prior to the modification or termination.
Group I: Allowable Benefit Allocations

Optional Benefit Name*	Allowable Benefit Allocations:
Lifetime Five Income Benefit	AST Academic Strategies Asset Allocation Portfolio
Spousal Lifetime Five Income Benefit	AST Advanced Strategies Portfolio
Highest Daily Lifetime Five Income Benefit	AST AllianzGI World Trends Portfolio
Highest Daily Lifetime Seven Income Benefit	AST Balanced Asset Allocation Portfolio
Spousal Highest Daily Lifetime Seven Income Benefit	AST BlackRock Global Strategies Portfolio
Highest Daily Value Death Benefit	AST Capital Growth Asset Allocation Portfolio
Highest Daily Lifetime Seven with Beneficiary Income Option	AST Fidelity Institutional AM® Quantitative Portfolio
Spousal Highest Daily Lifetime Seven with Beneficiary Income Option	AST Goldman Sachs Multi-Asset Portfolio
Highest Daily Lifetime Seven with Lifetime Income Accelerator	AST J.P. Morgan Global Thematic Portfolio
Highest Daily Lifetime 7 Plus Income Benefit	AST J.P. Morgan Strategic Opportunities Portfolio
Highest Daily Lifetime 7 Plus with Beneficiary Income Option	AST MFS Growth Allocation Portfolio
Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator	AST Preservation Asset Allocation Portfolio
Spousal Highest Daily Lifetime 7 Plus Income Benefit	AST Prudential Growth Allocation Portfolio
Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option	AST T. Rowe Price Asset Allocation Portfolio
Highest Daily Lifetime 6 Plus	AST Wellington Management Hedged Equity Portfolio
Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator
Spousal Highest Daily Lifetime 6 Plus
Highest Daily GRO II

Optional Benefit Name*	All Investment Options Permitted Except the Following:
Combo 5% Rollup & HAV Death Benefit	AST AQR Emerging Markets Equity Portfolio
Guaranteed Minimum Income Benefit	AST Western Asset Emerging Markets Debt Portfolio
Highest Daily GRO	AST Quantitative Modeling Portfolio

*	Detailed Information regarding these optional benefits can be found in the “Living Benefits” and “Death Benefit” sections of this Prospectus.
The following set of tables describes the second category (i.e. Group II below), under which:

(a)	you must allocate at least 20% of your Account Value to certain fixed income portfolios (currently, the AST BlackRock/Loomis Sayles Bond Portfolio and/or the AST Prudential Core Bond Portfolio).

(b)	you may allocate up to 80% in equity and other portfolios listed in the table below.

(c)
on each benefit quarter (or the next Valuation Day, if the quarter-end is not a Valuation Day), we will automatically re-balance your Account Value, so that the percentages devoted to each Portfolio remain the same as those in effect on the immediately preceding quarter-end, subject to the predetermined mathematical formula inherent in any applicable optional benefit. Note that on the first quarter-end following your participation in the Custom Portfolios Program (we may have referred to the “Custom Portfolios Program” as the “Optional Allocation and Rebalancing Program” in other materials), we will re-balance your Account Value so that the percentages devoted to each Portfolio remain the same as those in effect when you began the Custom Portfolios Program.

(d)
between quarter-ends, you may re-allocate your Account Value among the investment options permitted within this category. If you reallocate, the next quarterly rebalancing will restore the percentages to those of your most recent reallocation.

(e)
if you are already participating in the Custom Portfolios Program (we may have referred to the “Custom Portfolios Program” as the “Optional Allocation and Rebalancing Program” in other materials) and add a new benefit that also participates in this program, your rebalancing date will continue to be based upon the quarterly anniversary of your initial benefit election.

Group II: Custom Portfolios Program (we may have referred to the “Custom Portfolios Program” as the “Optional Allocation and Rebalancing Program” in other materials)

Optional Benefit Name*	Permitted Portfolios
Highest Daily Lifetime Seven	AST Academic Strategies Asset Allocation Portfolio
Spousal Highest Daily Lifetime Seven	AST Advanced Strategies Portfolio
Highest Daily Lifetime Seven with Beneficiary Income Option	AST AllianzGI World Trends Portfolio
Spousal Highest Daily Lifetime Seven with Beneficiary	AST Balanced Asset Allocation Portfolio
Income Option	AST BlackRock Global Strategies Portfolio
Highest Daily Lifetime Seven with Lifetime Income Accelerator	AST BlackRock Low Duration Bond Portfolio
Highest Daily Lifetime 7 Plus	AST BlackRock/Loomis Sayles Bond Portfolio
Spousal Highest Daily Lifetime 7 Plus	AST Capital Growth Asset Allocation Portfolio
Highest Daily Lifetime 7 Plus with Beneficiary	AST ClearBridge Dividend Growth Portfolio
Income Option	AST Cohen & Steers Global Realty Portfolio
Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator	AST Cohen & Steers Realty Portfolio
Spousal Highest Daily Lifetime 7 Plus with Beneficiary	AST Fidelity Institutional AM® Quantitative Portfolio
Income Option	AST Goldman Sachs Multi-Asset Portfolio
Highest Daily Lifetime 6 Plus	AST Goldman Sachs Small-Cap Value Portfolio
Highest Daily Lifetime 6 Plus with Lifetime Income	AST Government Money Market Portfolio
Accelerator	AST High Yield Portfolio
Spousal Highest Daily Lifetime 6 Plus	AST Hotchkis & Wiley Large-Cap Value Portfolio
Highest Daily GRO II	AST International Growth Portfolio
AST International Value Portfolio
AST J.P. Morgan Global Thematic Portfolio
AST J.P. Morgan International Equity Portfolio
AST J.P. Morgan Strategic Opportunities Portfolio
AST Jennison Large-Cap Growth Portfolio
AST Loomis Sayles Large-Cap Growth Portfolio
AST MFS Global Equity Portfolio
AST MFS Growth Allocation Portfolio
AST MFS Growth Portfolio
AST MFS Large-Cap Value Portfolio
AST Mid-Cap Growth Portfolio
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
AST Parametric Emerging Markets Equity Portfolio
AST Preservation Asset Allocation Portfolio
AST Prudential Core Bond Portfolio
AST Prudential Growth Allocation Portfolio
AST QMA US Equity Alpha Portfolio
AST Small-Cap Growth Portfolio
AST Small-Cap Growth Opportunities Portfolio
AST Small-Cap Value Portfolio
AST T. Rowe Price Asset Allocation Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio
AST T. Rowe Price Large-Cap Value Portfolio
AST T. Rowe Price Natural Resources
AST Templeton Global Bond Portfolio
AST WEDGE Capital Mid-Cap Value Portfolio
AST Wellington Management Hedged Equity
AST Western Asset Core Plus Bond Portfolio

*	Detailed Information regarding these optional benefits can be found in the “Living Benefits” and “Death Benefit” sections of this Prospectus.

The following additional Portfolios are available with the L Series only:

ProFund VP
Consumer Goods
Consumer Services
Financials
Health Care
Industrials
Large-Cap Growth
Large-Cap Value
Mid-Cap Growth
Mid-Cap Value
Real Estate
Small-Cap Growth
Small-Cap Value
Telecommunications
Utilities
Certain optional living benefits (e.g., Highest Daily Lifetime 7 Plus) employ a predetermined mathematical formula, under which money is transferred between your chosen variable sub-accounts and a bond portfolio (e.g., the AST Investment Grade Bond Sub-account).
Whether or not you elect an optional benefit subject to the predetermined mathematical formula, you should be aware that the operation of the formula may result in large-scale asset flows into and out of the Sub-accounts. These asset flows could adversely impact the portfolios, including their risk profile, expenses and performance. These asset flows impact not only the Permitted Sub-accounts used with the benefits but also the other Sub-accounts, because the portfolios may be used as investments in certain Permitted Sub-accounts that are structured as funds-of-funds. Because transfers between the Sub-accounts and the AST Investment Grade Bond Sub-account can be frequent and the amount transferred can vary from day to day, any of the portfolios could experience the following effects, among others:

(a)
a portfolio’s investment performance could be adversely affected by requiring a subadvisor to purchase and sell securities at inopportune times or by otherwise limiting the subadviser’s ability to fully implement the portfolio’s investment strategy;

(b)
the subadvisor may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held;

(c)
a portfolio may experience higher turnover than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs and asset flows for the portfolio compared to other similar funds.

The asset flows caused by the formula may affect Owners in differing ways. In particular, because the formula is calculated on an individual basis for each contract, on any particular day, some Owners’ Account Value may be transferred to a bond portfolio (such as the AST Investment Grade Bond Sub-account) and others Owners’ Account Value may not be transferred. To the extent that there is a large transfer of Account Value on a given trading day to the AST Investment Grade Bond Sub-account, and your Account Value is not so transferred, it is possible that the investment performance of the Sub-accounts in which your Account Value remains invested will be negatively affected.
The efficient operation of the asset flows caused by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one portfolio to another portfolio, which in turn could adversely impact performance.
Please consult the prospectus for the applicable portfolio for additional information about these effects.
The following table contains limited information about the portfolios. Before selecting an Investment Option, you should carefully review the summary prospectuses and/or prospectuses for the portfolios, which contain details about the investment objectives, policies, risks, costs and management of the portfolios. You can obtain the summary prospectuses and prospectuses for the portfolios by calling 1-888-PRU-2888 or at www.prudentialannuities.com.

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
AST Academic Strategies Asset Allocation Portfolio	Seeks long-term capital appreciation.
AlphaSimplex Group, LLC
AQR Capital Management, LLC
CoreCommodity Management, LLC
First Quadrant, L.P.
Jennison Associates LLC
Morgan Stanley Investment Management Inc.
Pacific Investment Management Company, LLC
PGIM Investments LLC
QMA LLC
Western Asset Management Company, LLC
Western Asset Management Company Limited

AST Advanced Strategies Portfolio
Seeks a high level of absolute return by using traditional and non-traditional investment strategies and by investing in domestic and foreign equity and fixed income securities, derivative instruments and other investment companies.

Brown Advisory, LLC
Loomis, Sayles & Company, L.P.
LSV Asset Management
Pacific Investment Management Company, LLC
PGIM Fixed Income
PGIM Investments LLC
QMA LLC
T. Rowe Price Associates, Inc.
William Blair Investment Management, LLC

AST AllianzGI World Trends Portfolio (formerly AST RCM World Trends Portfolio)	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	Allianz Global Investors U.S. LLC
AST AQR Emerging Markets Equity Portfolio	Seeks long-term capital appreciation.	AQR Capital Management, LLC
AST AQR Large-Cap Portfolio	Seeks long-term capital appreciation.	AQR Capital Management, LLC
AST Balanced Asset Allocation Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	PGIM Investments LLC QMA LLC
AST BlackRock Global Strategies Portfolio	Seeks a high total return consistent with a moderate level of risk.	BlackRock Financial Management, Inc. BlackRock International Limited
AST BlackRock Low Duration Bond Portfolio	Seeks to maximize total return, consistent with income generation and prudent investment management.	BlackRock Financial Management, Inc.
AST BlackRock/Loomis Sayles Bond Portfolio	Seeks to maximize total return, consistent with preservation of capital and prudent investment management.	BlackRock Financial Management, Inc. BlackRock International Limited BlackRock (Singapore) Limited Loomis, Sayles & Company, L.P.
AST Bond Portfolio 2019	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income
AST Bond Portfolio 2020	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income
AST Bond Portfolio 2021	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income
AST Bond Portfolio 2022	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income
AST Bond Portfolio 2023	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income
AST Bond Portfolio 2024	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income
AST Bond Portfolio 2025	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income
AST Bond Portfolio 2026	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income
AST Bond Portfolio 2027	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
AST Bond Portfolio 2028	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income
AST Bond Portfolio 2029	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income
AST Bond Portfolio 2030	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income
AST Capital Growth Asset Allocation Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	PGIM Investments LLC QMA LLC
AST ClearBridge Dividend Growth Portfolio	Seeks income, capital preservation, and capital appreciation.	ClearBridge Investments, LLC
AST Cohen & Steers Global Realty Portfolio (formerly AST Global Real Estate Portfolio)	Seeks capital appreciation and income.	Cohen & Steers Asia Limited Cohen & Steers Capital Management, Inc. Cohen & Steers UK Limited
AST Cohen & Steers Realty Portfolio	Seeks to maximize total return through investment in real estate securities.	Cohen & Steers Capital Management, Inc.
AST Fidelity Institutional AM® Quantitative Portfolio	Seeks long-term capital growth balanced by current income.	FIAM LLC
AST Goldman Sachs Multi-Asset Portfolio	Seeks to obtain a high level of total return consistent with its level of risk tolerance.	Goldman Sachs Asset Management, L.P.
AST Goldman Sachs Small-Cap Value Portfolio	Seeks long-term capital appreciation.	Goldman Sachs Asset Management, L.P.
AST Government Money Market Portfolio	Seeks high current income and maintain high levels of liquidity.	PGIM Fixed Income
AST High Yield Portfolio	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	J.P. Morgan Investment Management, Inc. PGIM Fixed Income
AST Hotchkis & Wiley Large-Cap Value Portfolio	Seeks current income and long-term growth of income, as well as capital appreciation.	Hotchkis & Wiley Capital Management, LLC
AST International Growth Portfolio	Seeks long-term capital growth.	Jennison Associates LLC Neuberger Berman Investment Advisers LLC William Blair Investment Management, LLC
AST International Value Portfolio	Seeks capital growth.	Lazard Asset Management LLC LSV Asset Management
AST Investment Grade Bond Portfolio	Seeks to maximize total return, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income
AST J.P. Morgan Global Thematic Portfolio	Seeks capital appreciation consistent with its specified level of risk tolerance.	J.P. Morgan Investment Management, Inc.
AST J.P. Morgan International Equity Portfolio	Seeks capital growth.	J.P. Morgan Investment Management, Inc.
AST J.P. Morgan Strategic Opportunities Portfolio	Seeks to maximize return compared to the benchmark through security selection and tactical asset allocation.	J.P. Morgan Investment Management, Inc.
AST Jennison Large-Cap Growth Portfolio	Seeks long-term growth of capital.	Jennison Associates LLC
AST Loomis Sayles Large-Cap Growth Portfolio	Seeks capital growth. Income realization is not an investment objective and any income realized on the Portfolio’s investments, therefore, will be incidental to the Portfolio’s objective.	Loomis, Sayles & Company, L.P.
AST MFS Global Equity Portfolio	Seeks capital growth.	Massachusetts Financial Services Company
AST MFS Growth Allocation Portfolio (formerly AST New Discovery Asset Allocation Portfolio)	Seeks total return.	Massachusetts Financial Services Company
AST MFS Growth Portfolio	Seeks long-term capital growth and future, rather than current income.	Massachusetts Financial Services Company
AST MFS Large-Cap Value Portfolio	Seeks capital appreciation.	Massachusetts Financial Services Company
AST Mid-Cap Growth Portfolio (formerly AST Goldman Sachs Mid-Cap Growth Portfolio)	Seeks long-term growth of capital.	Massachusetts Financial Services Company Victory Capital Management Inc.
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	Seeks capital growth.	LSV Asset Management Neuberger Berman Investment Advisers LLC
AST Parametric Emerging Markets Equity Portfolio	Seeks long-term capital appreciation.	Parametric Portfolio Associates LLC
AST Preservation Asset Allocation Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	PGIM Investments LLC QMA LLC

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
AST Prudential Core Bond Portfolio	Seeks to maximize total return consistent with the long-term preservation of capital.	PGIM Fixed Income
AST Prudential Growth Allocation Portfolio	Seeks total return.	PGIM Fixed Income QMA LLC
AST QMA Large-Cap Portfolio	Seeks long-term capital appreciation.	QMA LLC
AST QMA US Equity Alpha Portfolio	Seeks long term capital appreciation.	QMA LLC
AST Quantitative Modeling Portfolio	Seeks a high potential return while attempting to mitigate downside risk during adverse market cycles.	PGIM Investments LLC QMA LLC
AST Small-Cap Growth Opportunities Portfolio	Seeks capital growth.	Victory Capital Management Inc. Wellington Management Company, LLP
AST Small-Cap Growth Portfolio	Seeks long-term capital growth.	Emerald Mutual Fund Advisers Trust UBS Asset Management (Americas) Inc.
AST Small-Cap Value Portfolio	Seeks to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.	J.P. Morgan Investment Management, Inc. LMCG Investments, LLC
AST T. Rowe Price Asset Allocation Portfolio	Seeks a high level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.	T. Rowe Price Associates, Inc.
AST T. Rowe Price Large-Cap Growth Portfolio
Seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.
T. Rowe Price Associates, Inc.
AST T. Rowe Price Large-Cap Value Portfolio	Seeks maximum growth of capital by investing primarily in the value stocks of larger companies.	T. Rowe Price Associates, Inc.
AST T. Rowe Price Natural Resources Portfolio
Seeks long-term capital growth primarily through the investment in common stocks of companies that own or develop natural resources (such as energy products, precious metals and forest products) and other basic commodities.
T. Rowe Price Associates, Inc.
AST Templeton Global Bond Portfolio	Seeks to provide current income with capital appreciation and growth of income.	Franklin Advisers, Inc.
AST WEDGE Capital Mid-Cap Value Portfolio	Seeks to provide capital growth by investing primarily in mid-capitalization stocks that appear to be undervalued.	WEDGE Capital Management LLP
AST Wellington Management Hedged Equity Portfolio
Seeks to outperform a mix of 50% Russell 3000 Index, 20% MSCI Europe, Australasia and the Far East (EAFE) Index, and 30% Bank of America Merrill Lynch Three-Month US Treasury Bill Index over a full market cycle by preserving capital in adverse markets utilizing an options strategy while maintaining equity exposure to benefit from up markets through investments in the Portfolio’s subadviser’s equity investment strategies.
Wellington Management Company LLP
AST Western Asset Core Plus Bond Portfolio	Seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Portfolio.	Western Asset Management Company, LLC Western Asset Management Company Limited
AST Western Asset Emerging Markets Debt Portfolio	Seeks to maximize total return.	Western Asset Management Company, LLC Western Asset Management Company Limited
ProFund VP Consumer Goods	Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Consumer GoodsSM Index.	ProFund Advisors LLC
ProFund VP Consumer Services	Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Consumer ServicesSM Index.	ProFund Advisors LLC
ProFund VP Financials	Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. FinancialsSM Index.	ProFund Advisors LLC
ProFund VP Health Care	Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Health CareSM Index.	ProFund Advisors LLC
ProFund VP Industrials	Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. IndustrialsSM Index.	ProFund Advisors LLC
ProFund VP Large-Cap Growth	Seeks investment results, before fees and expenses, that correspond to the performance of the S&P 500® Growth Index.	ProFund Advisors LLC
ProFund VP Large-Cap Value	Seeks investment results, before fees and expenses, that correspond to the performance of the S&P 500® Value Index.	ProFund Advisors LLC

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
ProFund VP Mid-Cap Growth	Seeks investment results, before fees and expenses, that correspond to the performance of the S&P MidCap 400® Growth Index.	ProFund Advisors LLC
ProFund VP Mid-Cap Value	Seeks investment results, before fees and expenses, that correspond to the performance of the S&P MidCap 400® Value Index.	ProFund Advisors LLC
ProFund VP Real Estate	Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Real EstateSM Index.	ProFund Advisors LLC
ProFund VP Small-Cap Growth	Seeks investment results, before fees and expenses, that correspond to the performance of the S&P SmallCap 600® Growth Index®.	ProFund Advisors LLC
ProFund VP Small-Cap Value	Seeks investment results, before fees and expenses, that correspond to the performance of the S&P SmallCap 600® Value Index.	ProFund Advisors LLC
ProFund VP Telecommunications	Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Select TelecommunicationsSM Index.	ProFund Advisors LLC
ProFund VP Utilities	Seeks investment results, before fees and expenses that correspond to the performance of the Dow Jones U.S. UtilitiesSM Index.	ProFund Advisors LLC
FIAM LLC is a business unit of FMR LLC (also known as Fidelity Investments).
Fidelity Institutional AM is a registered service mark of FMR LLC. Used with permission.
Dow Jones has no relationship to the ProFunds VP, other than the licensing of the Dow Jones sector indices and its service marks for use in connection with the ProFunds VP. The ProFunds VP are not sponsored, endorsed, sold, or promoted by Standard & Poor's or NASDAQ, and neither Standard & Poor's nor NASDAQ makes any representations regarding the advisability of investing in the ProFunds VP.
PGIM Fixed Income is a business unit of PGIM, Inc.
PGIM Real Estate is a business unit of PGIM, Inc.
PGIM Investments LLC manages each of the portfolios of the Advanced Series Trust (AST).  AST Investment Services, Inc. serves as co-manager, along with PGIM Investments LLC, to many of the portfolios of AST.
QMA LLC formerly known as Quantitative Management Associates LLC.
WHAT ARE THE FIXED RATE OPTIONS?
The Fixed Rate Options consist of the DCA Fixed Rate Option used with our 6 or 12 Month DCA Program, the one-year Fixed Rate Option and (with respect to Highest Daily Lifetime Five only), the Benefit Fixed Rate Account. We describe the Benefit Fixed Rate Account in the section of the prospectus concerning Highest Daily Lifetime Five. We no longer offer our 6 or 12 Month DCA Program.
No specific fees or expenses are deducted when determining the rate we credit to a Fixed Rate Option. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to a Fixed Rate Option, and therefore, we credit lower interest rates due to the existence of these factors than we otherwise would. Any Tax Charge applies to amounts that are taken from the Sub-accounts or the Fixed Rate Option.
ONE-YEAR FIXED INTEREST RATE OPTION
We offer a one-year Fixed Rate Option. When you select this option, your payment will earn interest at the established rate for the applicable interest rate period. A new interest rate period is established every time you allocate or transfer money into a Fixed Rate Option. You may have money allocated in more than one interest rate period at the same time. This could result in your money earning interest at different rates and each interest rate period maturing at a different time. While these interest rates may change from time to time the minimum interest rate is what is set forth in your Annuity contract. We may restrict your ability to allocate Account Value to the Fixed Rate Options if you elect certain optional benefits. The interest rate that we credit to the Fixed Rate Options may be reduced by an amount that corresponds to the asset-based charges assessed against the Sub-accounts.
Amounts allocated to the Fixed Rate Option become part of Pruco Life’s general assets. We set a one-year base guaranteed annual interest rate for the one-year Fixed Rate Option. We may also provide an additional interest rate on each Purchase Payment allocated to this option for the first year after the payment. This additional interest rate will not apply to amounts transferred from other investment options within an Annuity or amounts remaining in this option for more than one year. We will permit transfers out of the one-year Fixed Rate Option only during the 30 day period following the end of the one-year period. We retain the right to limit the amount of Account Value that may be transferred into or out of the one-year Fixed Rate Option. In addition, we reserve the right to cease offering this investment option for periods of time.
OTHER FIXED RATE INTEREST OPTIONS WE MAY OFFER FROM TIME TO TIME
In addition to the one-year Fixed Rate Option, we offer DCA Fixed Rate Options that are used with our 6 or 12 Month Dollar Cost Averaging Program. (“6 or 12 Month DCA Program”). Account Value allocated to the DCA Fixed Rate options earns the declared rate of interest while it is transferred over a 6 or 12 month period into the Sub-accounts that you have designated. Because the interest we credit is applied against a balance that declines as transfers are made periodically to the Sub-accounts, you do not earn interest on the full amount you allocated initially to the DCA Fixed Rate Options. A dollar cost averaging program does not assure a profit, or protect against a loss. We no longer offer our 6 or 12 Month DCA Program.
6 OR 12 MONTH DOLLAR COST AVERAGING PROGRAM (THE “6 OR 12 MONTH DCA PROGRAM”)-We no longer offer our 6 or 12 Month DCA Program.
The 6 or 12 Month DCA Program was available for contracts issued between May 1, 2009 and October 31, 2011. The program is subject to our rules at the time of election and may not be available in conjunction with other programs and benefits we make available. We may discontinue, modify or amend this program from time to time. Highest Daily Lifetime 6 Plus and Spousal Highest Daily Lifetime 6 Plus are the only optional living benefits and the Combination 5% Roll-up + HAV death benefit is the only death benefit you may participate in if you also participate in the 6 or 12 Month DCA Program, although you do not need to select any optional benefit to participate in the program. To participate in the 6 or 12 Month DCA Program, you must allocate at least a $2000 Purchase Payment to our DCA Fixed Rate Options. Dollar cost averaging does not assure a profit, or protect against a loss.
The key features of this Program are as follows:

▪	You may only allocate purchase payments to these DCA Fixed Rate Options. You may not transfer Account Value into this program.

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As part of your election to participate in the 6 or 12 Month DCA Program, you specify whether the monthly transfers under the 6 or 12 Month DCA Program are to be made over a 6 month or 12 month period. We then set the monthly transfer amount, by dividing the Purchase Payment you have allocated to the DCA Fixed Rate Options by the number of months. For example, if you allocated $6000, and selected a 6 month DCA Program, we would transfer $1000 each month. We will adjust the monthly transfer amount if, during the transfer period, the amount allocated to the DCA Fixed Rate Options is reduced (e.g., due to the deduction of the applicable portion of the fee for an optional benefit, withdrawals or due to a transfer of Account Value out of the DCA Fixed Rate Options initiated by the mathematical formula used with Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus or Spousal Highest Daily Lifetime 6 Plus). In that event, we will re-calculate the amount of each remaining transfer by dividing the amount in the DCA Fixed Rate Option by the number of remaining transfers. If the recalculated transfer amount is below the minimum transfer required by the program, we will transfer the remaining amount from the DCA Fixed Rate Option on the next scheduled transfer and terminate the program.

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Any withdrawals, transfers, or fees deducted from the DCA Fixed Rate Options will reduce the DCA Fixed Rate Options on a “last-in, first-out” basis. If you have only one 6 or 12 Month DCA Program in operation, withdrawals, transfers, or fees may be deducted from the DCA Fixed Rate Options associated with that Program. You may, however, have more than one 6 or 12 Month DCA Program operating at the same time (so long as any such additional 6 or 12 Month DCA Program is of the same duration). For example, you may have more than one 6 month DCA Program running, but may not have a 6 month Program running simultaneously with a 12 month Program. If you have multiple 6 or 12 Month DCA Programs running, then the above reference to “last-in, first-out” means that amounts will be deducted first from the DCA Fixed Rate Options associated with the 6 or 12 Month DCA Program that was established most recently.

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6 or 12 Month DCA transfers will begin on the date the DCA Fixed Rate Option is established (unless modified to comply with state law) and on each month following until the entire principal amount plus earnings is transferred.

▪	We do not count transfers under the 6 or 12 Month DCA Program against the number of free transfers allowed under your Annuity.

▪	The minimum transfer amount is $100, although we will not impose that requirement with respect to the final amount to be transferred under the Program.

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If you are not participating in Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus or Spousal Highest Daily Lifetime 6 Plus, we will make transfers under the 6 or 12 Month DCA Program to the Sub-accounts that you specified upon your election of the Program. If you are participating in any Highest Daily Lifetime 7 Plus benefit or any Highest Daily Lifetime 6 Plus benefit, we will allocate amounts transferred out of the DCA Fixed Rate Options in the following manner: (a) if you are participating in the Custom Portfolios Program (we may have referred to the “Custom Portfolios Program” as the “Optional Allocation and Rebalancing Program” in other materials), we will allocate to the Sub-accounts in accordance with the rules of that program (b) if you are not participating in the Optional Allocation and Rebalancing Program, we will make transfers under the Program to the Sub-accounts that you specified upon your election of the Program, provided those instructions comply with the allocation requirements for Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus Highest Daily Lifetime 6 Plus or Spousal Highest Daily Lifetime 6 Plus and (c) whether or not you participate in the Optional Allocation and Rebalancing Program, no portion of our monthly transfer under the 6 or 12 Month DCA Program will be directed initially to the AST Investment Grade Bond Sub-account (although the DCA Fixed Rate Option is treated as a “Permitted Sub-account” for purposes of transfers to the AST Investment Grade Bond Sub-account under the pre-determined mathematical formula under the Highest Daily Lifetime 7 Plus or Highest Daily Lifetime 6 Plus benefits) (see below).

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If you are participating in Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus or Spousal Highest Daily Lifetime 6 Plus and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be withdrawn from the DCA Fixed Rate Options associated with the 6 or 12 Month DCA Program. Amounts withdrawn from the DCA Fixed Rate Options under the formula will be taken on a last-in, first-out basis.

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If you are participating in one of our automated withdrawal programs (e.g., Systematic Withdrawals), we may include within that withdrawal program amounts held within the DCA Fixed Rate Options. If you have elected any Highest Daily Lifetime 7 Plus benefit or Highest Daily Lifetime 6 Plus benefit, any withdrawals will be taken on a pro-rata basis from your Sub-accounts and the DCA Fixed Rate Options.

▪	We impose no fee for your participation in the 6 or 12 Month DCA Program.

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You may cancel the DCA Program at any time. If you do, we will transfer any remaining amount held within the DCA Fixed Rate Options according to your instructions. If you do not provide any such instructions, we will transfer any remaining amount held in the DCA Fixed Rate Options on a pro rata basis to the Sub-accounts in which you are invested currently. If any such Sub-account is no longer available, we may allocate the amount that would have been applied to that Sub-account to the AST Government Money Market Sub-account, unless restricted due to benefit election.

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You cannot utilize “rate lock” with the 6 or 12 Month DCA Program. The interest rate we credit under the program will be the rate on the date the purchase payment is allocated to the 6 or 12 Month DCA Program.

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We credit interest to amounts held within the DCA Fixed Rate Options at the applicable declared rates. We credit such interest until the earliest of the following (a) the date the entire amount in the DCA Fixed Rate Option has been transferred out (b) the date the entire amount in the DCA Fixed Rate Option is withdrawn (c) the date as of which any death benefit payable is determined or (d) the Annuity Date.

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The interest rate earned in a DCA Fixed Rate Option will be no less than the minimum guaranteed interest rate. We may, from time to time, declare new interest rates for new purchase payments that are higher than the minimum guaranteed interest rate. Please note that the interest rate that we apply under the 6 or 12 Month DCA Program is applied to a declining balance. Therefore, the amount of interest you receive will decrease as amounts are systematically transferred from the DCA Fixed Rate Option to the Sub-accounts, and the effective interest rate earned will therefore be less than the declared interest rate.

▪	The 6 or 12 Month DCA Program may be referred to in your Rider and/or the Application as the “Enhanced Dollar Cost Averaging Program.”
NOTE: When a 6 or 12 Month DCA Program is established from a DCA Fixed Rate Option, the fixed rate of interest we credit to your Account Value is applied to a declining balance due to the transfers of Account Value to the Sub-accounts (including any transfers under an optional benefit formula). This will reduce the effective rate of return on the DCA Fixed Rate Option.

FEES AND CHARGES
The charges under each Annuity are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under each Annuity. They are also designed, in the aggregate, to compensate us for the risks of loss we assume. If, as we expect, the charges that we collect from the Annuities exceed our total costs in connection with the Annuities, we will earn a profit. Otherwise we will incur a loss. For example, Pruco Life may make a profit on the Insurance Charge if, over time, the actual costs of providing the guaranteed insurance obligations under an Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose, including payment of other expenses that Pruco Life incurs in promoting, distributing, issuing and administering an Annuity and, with respect to the X Series, to offset a portion of the costs associated with offering any Credit features which are funded through Pruco Life’s general account.
The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk, nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Annuity. A portion of the proceeds that Pruco Life receives from charges that apply to the Sub-accounts may include amounts based on market appreciation of the Sub-account values including, for the X Series, appreciation on amounts that represent any Purchase Credit or Longevity Credit.
WHAT ARE THE CONTRACT FEES AND CHARGES?
Contingent Deferred Sales Charge (CDSC): We do not deduct a sales charge from purchase payments you make to your Annuity. However, we may deduct a CDSC if you surrender your Annuity or when you make a partial withdrawal. The CDSC reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials and other promotional expenses. The CDSC is calculated as a percentage of your Purchase Payment being surrendered or withdrawn. The CDSC percentage varies with the number of years that have elapsed since each Purchase Payment being withdrawn was made. If a withdrawal is effective on the day before the anniversary of the date that the Purchase Payment being withdrawn was made, then the CDSC percentage as of the next following year will apply. The CDSC percentages for the B Series, the L Series, and the X Series are shown under “Summary of Contract Fees and Charges” earlier in this prospectus. If you purchase the X series and make a withdrawal that is subject to a CDSC, we may use part of that CDSC to recoup our costs of providing the Credit. However, we do not impose any CDSC on your withdrawal of a Credit amount.
With respect to a partial withdrawal, we calculate the CDSC by assuming that any available free withdrawal amount is taken out first (see How Much Can I Withdraw as a Free Withdrawal?). If the free withdrawal amount is not sufficient, we then assume that withdrawals are taken from purchase payments that have not been previously withdrawn, on a first-in, first-out basis, and subsequently from any other Account Value in the Annuity.
For purposes of calculating any applicable CDSC on a surrender, the purchase payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior partial withdrawals or if your Account Value has declined in value due to negative Sub-account performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the purchase payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount.
We may waive any applicable CDSC under certain circumstances including certain medically related circumstances or when taking a Minimum Distribution from an Annuity purchased as a “qualified” investment. Free Withdrawals and Minimum Distributions are each explained more fully in the section entitled “Access to Account Value.”
Transfer Fee: Currently, you may make 20 free transfers between investment options each Annuity Year. We currently charge $10.00 for each transfer after the 20th in each Annuity Year. The fee will never be more than $20.00 for each transfer. We do not consider transfers made as part of a Dollar Cost Averaging, Automatic Rebalancing or asset allocation program when we count the 20 free transfers. All transfers made on the same day will be treated as one (1) transfer. Renewals or transfers of Account Value from a Fixed Rate Option at the end of its Guarantee Period are not subject to the Transfer Fee and are not counted toward the 20 free transfers. Similarly, transfers made under our 6 or 12 Month DCA Program and transfers made pursuant to a formula used with an optional benefit are not subject to the Transfer Fee and are not counted toward the 20 free transfers. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If you are enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.
Annual Maintenance Fee: During the accumulation period we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is $35.00 or 2% of your Account Value (including any amount in Fixed Rate Options), whichever is less. This fee compensates us for administrative and operational costs in connection with the Annuity, such as maintaining our internal systems that support the Annuity. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender. The fee is taken out only from the Sub-accounts. Currently, the Annual Maintenance Fee is only deducted if your Account Value is less than $100,000 on the anniversary of the Issue Date or at the time of surrender. We do not impose the Annual Maintenance Fee upon annuitization, the payment of a Death Benefit, or a Medically-Related Surrender. We may increase the Annual Maintenance Fee. However, any increase will only apply to Annuities issued after the date of the increase. For beneficiaries that elect the Beneficiary Continuation Option, the Annual Maintenance

Fee is the lesser of $30 or 2% of Account Value. For the Beneficiary Continuation Option, the fee is only applicable if the Account Value is less than $25,000 at the time the fee is assessed. The amount of this charge may differ in certain States.
Tax Charge: Several states and some municipalities charge premium taxes or similar taxes on annuities that we are required to pay. The amount of tax will vary from jurisdiction to jurisdiction and is subject to change. We pay the tax either when purchase payments are received, upon surrender or when the Account Value is applied under an annuity option. The Tax Charge is designed to approximate the taxes that we are required to pay and is assessed as a percentage of purchase payments, surrender value, or Account Value as applicable. The Tax Charge currently ranges up to 3  1/2%. We may assess a charge against the Sub-accounts and the Fixed Rate Options equal to any taxes which may be imposed upon the separate accounts.
We will pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the Tax Charge you pay under the Annuity. We will periodically review the issue of charging for these taxes and may impose a charge in the future.
In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividends received deductions. We do not pass these tax benefits through to holders of the separate account annuity contracts because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the Tax Charge you pay under the contract. We reserve the right to change these tax practices.
Insurance Charge: We deduct an Insurance Charge daily. The charge is assessed against the daily assets allocated to the Sub-accounts and is equal to the amount indicated under “Summary of Contract Fees and Charges”. The Insurance Charge is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The Insurance Charge is intended to compensate Pruco Life for providing the insurance benefits under each Annuity, including each Annuity’s basic Death Benefit (as described in the “Minimum Death Benefit” subsection in “Death Benefits” later in this prospectus) that, subject to the Annuity’s terms and conditions, provides guaranteed benefits to your beneficiaries even if the Sub-account declines. The Insurance Charge also compensates us for the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge further compensates us for administrative costs associated with providing the Annuity benefits, including preparation of the contract and prospectus, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge compensates us for the risk that our assumptions about the mortality risks and expenses under each Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs. We may increase the portion of the total Insurance Charge that is deducted for administrative costs; however, any increase will only apply to Annuities issued after the date of the increase.
The Insurance Charge is not deducted against assets allocated to a Fixed Rate Option. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Rate Options or the DCA Fixed Rate Option, and therefore, we credit lower interest rates due to the existence of these factors than we otherwise would.
Charges for Optional Benefits: If you elect to purchase certain optional benefits, we will deduct an additional charge. This charge compensates us for the guarantees provided by the living benefit (as described in “Optional Living Benefits” later in this prospectus) and the risk that persons we guarantee living benefit payments to will live longer than our assumptions. For some optional benefits, the charge is deducted from your Account Value allocated to the Sub-accounts. This charge is included in the daily calculation of the Unit Price for each Sub-account. For certain other optional benefits, such as Highest Daily Lifetime 6 Plus, the charge is assessed against greater of Account Value and the Protected Withdrawal Value and is taken out of the Sub-accounts and DCA Fixed Rate Options periodically. Please refer to the section entitled “Summary of Contract Fees and Charges” for the list of charges for each optional benefit.
Settlement Service Charge: If your beneficiary takes the death benefit under a Beneficiary Continuation Option, we deduct a Settlement Service Charge, although the Insurance Charge no longer applies. This charge compensates us for the cost of providing administrative services in connection with the Beneficiary Continuation Option. The charge is assessed daily against the assets allocated to the Sub-accounts and is equal to an annual charge of 1%.
Fees and expenses incurred by the Portfolios: Each Portfolio incurs total annual operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees that may apply. These fees and expenses are reflected daily by each Portfolio before it provides Pruco Life with the net asset value as of the close of business each Valuation Day. More detailed information about fees and expenses can be found in the prospectuses for the Portfolios.
WHAT CHARGES APPLY TO THE FIXED RATE OPTIONS?
No specific fees or expenses are deducted when determining the rate we credit to a Fixed Rate Option. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Rate Options, and therefore, we credit lower interest rates due to the existence of these factors than we otherwise would. Any CDSC or Tax Charge applies to amounts that are taken from the Sub-accounts or the Fixed Rate Options.

WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?
If you select a fixed payment option, the amount of each fixed payment will depend on the Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. Also, a Tax Charge may apply (see “Tax Charge” above).
EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES
We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the amount of any CDSC or the length of time it applies, reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an Administration Charge. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

PURCHASING YOUR ANNUITY
Please note that these Annuities are no longer available for new sales. The information provided in this section is for informational purposes only.
WHAT ARE OUR REQUIREMENTS FOR PURCHASING ONE OF THE ANNUITIES?
We may apply certain limitations, restrictions, and/or underwriting standards as a condition of our issuance of an Annuity and/or acceptance of Purchase Payments. All such conditions are described below.
Initial Purchase Payment: We no longer allow new purchases of these Annuities, except in certain states/jurisdictions. Previously, you must have made a minimum initial Purchase Payment as follows: $1,000 for the B Series and $10,000 for the X Series and the L Series. However, if you decide to make payments under a systematic investment or an electronic funds transfer program, we may accept a lower initial Purchase Payment provided that, within the first Annuity Year, your subsequent purchase payments plus your initial Purchase Payment total the minimum initial Purchase Payment amount required for the Annuity purchased.
We must approve any initial and additional Purchase Payments where the total amount of Purchase Payments equals $1,000,000 or more with respect to this Annuity and any other annuities you are purchasing from us (or that you already own) and/or our affiliates. To the extent allowed by state law, that required approval also will apply to a proposed change of owner of the Annuity, if as a result of the ownership change, total Purchase Payments would equal or exceed that $1,000,000 threshold. Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block an Annuity Owner’s ability to make certain transactions, and thereby refuse to accept Purchase Payments or requests for transfers, partial withdrawals, total withdrawals, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Annuity to government regulators.
Speculative Investing – Do not purchase this Annuity if you, anyone acting on your behalf, and/or anyone providing advice to you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme now or at any time prior to termination of the Annuity. Your Annuity may not be traded on any stock exchange or secondary market. By purchasing this Annuity, you represent and warrant that you are not using this Annuity, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.
Currently, we will not issue an Annuity, permit changes in ownership or allow assignments to certain ownership types, including but not limited to: corporations, partnerships and endowments.  Further, we will only issue an Annuity, allow changes of ownership and/or permit assignments to certain ownership types if the Annuity is held exclusively for the benefit of the designated Annuitant.  These rules are subject to state law.  You may name as Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant.  You may name as Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant.  We will not issue Annuities to grantor trusts with more than two grantors and we will not permit co-grantors to be designated as either Joint Annuitants during the Accumulation Period or Contingent Annuitants.
Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of death of the first grantor’s death under Section 72(s) of the Code.  If a non-Annuitant grantor predeceases the Annuitant, the Surrender Value will be payable.  The Surrender Value will be payable to the trust and there is no Death Benefit provided under the Annuity except as otherwise described below.  Between the date of death of the non-Annuitant grantor and the date that we distribute the Surrender Value, the Account Value is reduced by the Total Insurance Charge and subject to Sub-account fluctuations. If the Annuitant dies after the death of the first grantor, but prior to the distribution of the Surrender Value of the Annuity, then the Death Benefit amount will be payable as a lump sum to the Beneficiary (ies) as described in the “Death Benefits” section of this prospectus.  See the “Death Benefits” section later in this prospectus for information on the amount payable if the Annuitant predeceases the non-Annuitant grantor.
Except as noted below, purchase payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to Pruco Life. Purchase payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, purchase payments may be transmitted to Pruco Life via wiring funds through your financial professional’s broker-dealer firm. Additional purchase payments may also be applied to your Annuity under an electronic funds transfer, an arrangement where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. We may also suspend or cancel electronic funds transfer privileges if we have limited, restricted, suspended or rejected our acceptance of additional Purchase Payments. Our acceptance of a check is subject to our ability to collect funds.
Age Restrictions: Unless we agree otherwise and subject to our rules, in order to issue the annuity we must receive the application, in good order, before the oldest of the Owner (or Annuitant if entity owned) turns age 86 for the B Series and the L Series and age 76 for the X Series. No additional purchase payments will be permitted after age 85 for any of the Annuities. If an Annuity is owned jointly, the oldest of the Owners must not be older than the maximum issue age on the Issue Date. You should consider your need to access your Account Value and whether the Annuity’s liquidity features will satisfy that need. Under the Beneficiary Annuity, the maximum issue age is 70 based on the Key Life. If you take a distribution prior to age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. The availability and level of protection of certain optional benefits may vary based on the age of the Owner on the Issue Date of the Annuity or the date of the Owner’s death.
“Beneficiary” Annuity
If you are a beneficiary of an annuity that was owned by a decedent, subject to the following requirements, you may transfer the proceeds of the decedent’s annuity into one of the Annuities described in this Prospectus and continue receiving the distributions that are required by the tax laws.

This transfer option is only available for purchase of an IRA, Roth IRA, or a nonqualified annuity, for distributions based on lives age 70 or under. This transfer option is also not available if the proceeds are being transferred from an annuity issued by us or one of our affiliates and the annuity offers a “Beneficiary Continuation Option”.
Upon purchase, the Annuity will be issued in the name of the decedent for your benefit. You must take required distributions at least annually, which we will calculate based on the applicable life expectancy in the year of the decedent’s death, using Table 1 in IRS Publication 590-B. These distributions are not subject to any CDSC.
For IRAs and Roth IRAs, distributions must begin by December 31 of the year following the year of the decedent’s death. If you are the surviving spouse beneficiary, distributions may be deferred until the decedent would have attained age 70 1/2, however if you choose to defer distributions, you are responsible for complying with the distribution requirements under the Code, and you must notify us when you would like distributions to begin. For additional information regarding the tax considerations applicable to beneficiaries of an IRA or Roth IRA, see “Required Distributions Upon Your Death for Qualified Annuity Contracts” in the Tax Considerations section of this Prospectus.
For nonqualified Annuities, distributions must begin within one year of the decedent’s death. For additional information regarding the tax considerations applicable to beneficiaries of a nonqualified Annuity see “Required Distributions Upon Your Death for Nonqualified Annuity Contracts” in the Tax Considerations section of your prospectus.
You may choose to take more than your required distribution. You may take withdrawals in excess of your required distributions, however your withdrawal may be subject to the Contingent Deferred Sales Charge. Any withdrawals reduce the required distribution for the year. All applicable charges will be assessed against your Annuity, such as the Insurance Charge and the Annual Maintenance Fee.
The Annuity may provide a basic Death Benefit upon death, and you may name “successors” who may either receive the Death Benefit as a lump sum or continue receiving distributions after your death under the Beneficiary Continuation Option.
Please note the following additional limitations for a Beneficiary Annuity:

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No additional purchase payments are permitted. You may only make a one-time initial purchase payment transferred to us directly from another annuity or eligible account. You may not make your purchase payment as an indirect rollover, or combine multiple “Transfer of Assets” or “TOA’s” into a single contract as part of this “Beneficiary” Annuity.

▪	You may not elect any optional living or death benefits.

▪	You may not annuitize the Annuity; no annuity options are available.

▪	You may participate only in the following programs: Automatic Rebalancing, Dollar Cost Averaging (but not the 6 or 12 Month DCA Program), or Systematic Withdrawals.

▪	You may not assign or change ownership of the Annuity, and you may not change or designate another life upon which distributions are based. A “beneficiary annuity” may not be co-owned.

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If the Annuity is funded by means of transfer from another “Beneficiary Annuity” with another company, we require that the sending company or the beneficial owner provide certain information in order to ensure that applicable required distributions have been made prior to the transfer of the contract proceeds to us. We further require appropriate information to enable us to accurately determine future distributions from the Annuity. Please note we are unable to accept a transfer of another “Beneficiary Annuity” where taxes are calculated based on an exclusion amount or an exclusion ratio of earnings to original investment. We are also unable to accept a transfer of an annuity that has annuitized.

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The beneficial Owner of the Annuity can be an individual, grantor trust, or, for an IRA or Roth IRA, an estate or qualified trust. In general, a qualified trust (1) must be valid under state law; (2) must be irrevocable or become irrevocable by its terms upon the death of the IRA or Roth IRA Owner; and (3) the Beneficiaries of the trust who are Beneficiaries with respect to the trust’s interest in this Annuity must be identifiable from the trust instrument and must be individuals. A qualified trust may be required to provide us with a list of all Beneficiaries to the trust (including contingent and remainder Beneficiaries with a description of the conditions on their entitlement), all of whom must be individuals, as of September 30 th of the year following the year of death of the IRA or Roth IRA Owner, or date of Annuity application if later. The trustee may also be required to provide a copy of the trust document upon request.  If the beneficial Owner of the Annuity is a grantor trust, distributions must be based on the life expectancy of the grantor who is named as the Annuitant.   If the beneficial Owner of the Annuity is a qualified trust, distributions must be based on the life expectancy of the oldest Beneficiary under the trust.

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If this Beneficiary Annuity is transferred to another company as a tax-free exchange with the intention of qualifying as a beneficiary annuity with the receiving company, we may require certifications from the receiving company that required distributions will be made as required by law.

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If you are transferring proceeds as beneficiary of an annuity that is owned by a decedent, we must receive your transfer request at least 45 days prior to your first required distribution. If, for any reason, your transfer request impedes our ability to complete your first distribution by the required date, we will be unable to accept your transfer request.

Owner, Annuitant and Beneficiary Designations: We will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.

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Owner: The Owner(s) holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint owners are required to act jointly; however, if each owner provides us with an instruction that we find acceptable, we will permit each owner to act independently on behalf of both owners. All information and documents that we are required to send you will be sent to the first named owner. The co-ownership by entity-owners or an entity-owner and an individual is not permitted. Refer to the Glossary of Terms for a complete description of the term “Owner.”

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Annuitant: The Annuitant is the person upon whose life we continue to make annuity payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the accumulation period. In limited circumstances and where allowed by law, we may allow you to name one or more Contingent Annuitants with our prior approval. Generally, a Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of “Considerations for Contingent Annuitants” in the Tax Considerations section of the Prospectus. For Beneficiary Annuities, instead of an Annuitant there is a “Key Life” which is used to determine the annual required distributions.

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Beneficiary: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your Beneficiary Designation should be the exact name of your beneficiary, not only a reference to the beneficiary’s relationship to you. If you use a designation of “surviving spouse,” we will pay the Death Benefit to the individual that is your spouse at the time of your death (as defined under the federal tax laws and regulations). If no beneficiary is named the Death Benefit will be paid to you or your estate. For Annuities that designate a custodian or a plan as Owner, the custodian or plan must also be designated as the Beneficiary. For Beneficiary Annuities, instead of a Beneficiary, the term “Successor” is used.

Your right to make certain designations may be limited if your Annuity is to be used as an IRA, Beneficiary Annuity or other “qualified” investment that is given beneficial tax treatment under the Code. You should seek tax advice on the income, estate and gift tax implications of your designations.

MANAGING YOUR ANNUITY
MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?
In general, you may change the Owner, Annuitant and Beneficiary Designations by sending us a request in writing in a form acceptable to us. However, if the Annuity is held as a Beneficiary Annuity, the Owner may not be changed and you may not designate another Key Life upon which distributions are based. Upon an ownership change, including an assignment, any automated investment or withdrawal programs will be canceled. The new owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Some of the changes we will not accept include, but are not limited to:

▪	a new Owner subsequent to the death of the Owner or the first of any co-Owners to die, except where a spouse-Beneficiary has become the Owner as a result of an Owner’s death;

▪	a new Annuitant subsequent to the Annuity Date;

▪	for “nonqualified” investments, a new Annuitant prior to the Annuity Date if the Annuity is owned by an entity;

▪	a change in Beneficiary if the Owner had previously made the designation irrevocable;

▪	a new Owner or Annuitant that is a certain ownership type, including but not limited to corporations, partnerships, endowments, or grantor trusts with more than two grantors; and

▪	a new Annuitant for an Annuity issued to a grantor trust where the new Annuitant is not the oldest grantor of the trust.
There are also restrictions on designation changes when you have elected certain optional benefits. See the “Living Benefits” and “Death Benefits” sections of this Prospectus for any such restrictions.
If you wish to change the Owner and/or Beneficiary under the Annuity, or to assign the Annuity, you must deliver the request to us in writing at our Service Office. Any change of Owner and/or Beneficiary, or assignment of the Annuity, will take effect when accepted and recorded by us. We will allow changes of ownership and/or assignments only if the Annuity is held exclusively for the benefit of the designated Annuitant. We are not responsible for any transaction processed before a change of Owner and/or Beneficiary, or an assignment of the Annuity, is accepted and recorded by us.
Unless prohibited by applicable State law. We reserve the right to refuse a proposed change of Owner and/or Beneficiary, and a proposed assignment of the Annuity. We accept assignments of nonqualified Annuities only.
We will reject a proposed change where the proposed Owner, Annuitant, Beneficiary or assignee is any of the following:

▪	a company(ies) that issues or manages viatical or structured settlements;

▪	an institutional investment company;

▪	an Owner with no insurable relationship to the Annuitant or Contingent Annuitant (a “Stranger-Owned Annuity” or “STOA”); or

▪	a change in designation(s) that does not comply with or that we cannot administer in compliance with Federal and/or state law.
We will implement this right on a non-discriminatory basis, and to the extent allowed by State law, and are not obligated to process any such request within any particular time frame. We assume no responsibility for the validity or tax consequences of any change of Owner and/or Beneficiary or any assignment of the Annuity, and may be required to make reports of ownership changes and/or assignments to the appropriate federal, state and/or local taxing authorities. You should consult with a qualified tax advisor for complete information and advice prior to any ownership change or assignment. Once an ownership change or assignment is processed, the tax reporting cannot be reversed.
Death Benefit Suspension Upon Change of Owner or Annuitant. If there is a change of Owner or Annuitant, the change may affect the amount of the Death Benefit. See the Death Benefit section later in this prospectus for additional details.
Spousal Designations
If an Annuity is co-owned by spouses, we do not offer Joint Tenants with Rights of Survivorship (JTWROS). Both owners would need to be listed as the primary beneficiaries for the surviving spouse to maintain the contract unless you designate a different Beneficiary. Unless you designate a different Beneficiary, upon the death of either spousal Owner, the surviving spouse may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. The Death Benefit that would have been payable will be the new Account Value of the Annuity as of the date of due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the beneficiary of the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional purchase payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including the CDSC when applicable.
Spousal assumption is also permitted, subject to our rules and regulatory approval, if the Annuity is held by a custodial account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Code (or any successor Code section thereto) (“Custodial Account”) and, on the date of the Annuitant’s death, the spouse of the Annuitant is (1) the Contingent Annuitant under the Annuity and (2) the beneficiary of the Custodial Account. The ability to continue the Annuity in this manner will result in the Annuity no longer qualifying for tax deferral under the Code. However, such tax deferral should result from the ownership of the Annuity by the Custodial Account. Please consult your tax or legal adviser.

Note that any division of your Annuity due to divorce will be treated as a withdrawal and CDSC may apply. If CDSC is applicable, it cannot be divided between the owner and the non-owner ex-spouses. The non-owner ex-spouse may decide whether he or she would like to use the withdrawn funds to purchase a new Annuity that is then available to new contract owners. Depending upon the method used for division of the Annuity, the CDSC may be applied to the existing or new Annuity. Please consult with your tax advisor regarding your personal situation if you will be transferring or dividing your Annuity pursuant to a divorce.
Prior to a 2013 Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act (“DOMA”), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing a valid same sex marriage for federal law purposes. On June 26, 2015, the Supreme Court ruled in Obergefell v. Hodges that same-sex couples have a constitutional right to marry, thus requiring all states to allow same-sex marriage. The Windsor and Obergefell decisions mean that the federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.
Please consult with your tax or legal adviser before electing the Spousal Benefit for a domestic partner or civil union partner.
Contingent Annuitant
Generally, if an Annuity is owned by an entity and the entity has named a Contingent Annuitant, the Contingent Annuitant will become the Annuitant upon the death of the Annuitant, and no Death Benefit is payable. Unless we agree otherwise, the Annuity is only eligible to have a Contingent Annuitant designation if the entity which owns the Annuity is (1) a plan described in Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); (2) an entity described in Code Section 72(u)(1) (or any successor Code section thereto); or (3) a Custodial Account as described in the above section.
Where the Annuity is held by a Custodial Account, the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Custodial Account will have the choice, subject to our rules, to either elect to receive the Death Benefit or elect to continue the Annuity. If the Custodial Account elects to receive the Death Benefit, the Account Value of the Annuity as of the date of due proof of death of the Annuitant will reflect the amount that would have been payable had a Death Benefit been paid. See the section above entitled “Spousal Designations” for more information about how the Annuity can be continued by a Custodial Account.
MAY I RETURN MY ANNUITY IF I CHANGE MY MIND?
If after purchasing your Annuity you change your mind and decide that you do not want it, you may return it to us within a certain period of time known as a right to cancel period. This is often referred to as a “free look.” Depending on the state in which you purchased your Annuity and, in some states, if you purchased the Annuity as a replacement for a prior contract, the right to cancel period may be ten (10) days or longer, measured from the time that you received your Annuity. If you return your Annuity during the applicable period, we will refund your current Account Value plus any Tax Charge deducted, and depending on your state’s requirements, any applicable insurance charges deducted. The amount returned to you may be higher or lower than the Purchase Payment(s) applied during the right to cancel period. However, where required by law, we will return your purchase payment(s) if they are greater than your current Account Value, less any federal and state income tax withholding. With respect to the X Series, if you return your Annuity, we will not return any Purchase Credits we applied to your Annuity based on your purchase payments.
MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?
Unless we agree otherwise and subject to our rules, the minimum amount that we accept as an additional Purchase Payment is $100 unless you participate in Pruco Life’s Systematic Investment Plan or a periodic Purchase Payment program. Purchase payments made while you participate in an asset allocation program will be allocated in accordance with such program. Additional purchase payments may be made at any time before the Annuity Date (unless the Annuity is held as a Beneficiary Annuity) or prior to the Owner’s 86th birthday, unless the Annuity is held as a Beneficiary Annuity. Please see the “Living Benefits” section of this prospectus for further information on additional Purchase Payments. However, Purchase Payments are not permitted if the Account Value drops to zero.
MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?
You can make additional purchase payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity, unless the Annuity is held as a Beneficiary Annuity. We call our electronic funds transfer program “Pruco Life’s Systematic Investment Plan.” Different allocation requirements may apply in connection with certain optional benefits. We may allow you to invest in your Annuity with a lower initial Purchase Payment, as long as you authorize payments through an electronic funds transfer that will equal at least the minimum Purchase Payment set forth above during the first 12 months of your Annuity. We may suspend or cancel electronic funds transfer privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur. We may also suspend or cancel electronic funds transfer privileges if we have limited, restricted, suspended or rejected our acceptance of additional purchase payments.
MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?
These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic purchase payments through a salary reduction program as long as the allocations are made only to Sub-accounts and the periodic purchase payments received in the first year total at least the minimum Purchase Payment set forth above.

MANAGING YOUR ACCOUNT VALUE
HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?
(See “Valuing Your Investment” for a description of our procedure for pricing initial and subsequent purchase payments.)
Initial Purchase Payment: Once we accept your application, we invest your Purchase Payment in your Annuity according to your instructions for allocating your Account Value. The Purchase Payment is your initial Purchase Payment minus any Tax Charge that may apply. You can allocate purchase payments to one or more available Sub-accounts or a Fixed Rate Option (other than the Benefit Fixed Rate Account). Investment restrictions will apply if you elect certain optional benefits.
Subsequent Purchase Payments: Unless you have provided us with other specific allocation instructions for one, more than one, or all subsequent purchase payments, we will allocate any additional purchase payments you make according to your initial Purchase Payment allocation instructions. If you so instruct us, we will allocate subsequent purchase payments according to any new allocation instructions.
HOW DO I RECEIVE A LONGEVITY CREDIT UNDER THE X SERIES?
We apply a Longevity Credit to your Annuity’s Account Value on your tenth anniversary (“tenth Annuity Anniversary”) and every Annuity Anniversary thereafter. The Longevity Credit is equal to 0.40% of the sum of all purchase payments that have been in the Annuity for more than 9 years less the cumulative amount of withdrawals made (including the deduction of any CDSC amounts) through the end of the period. On any Annuity Anniversary, if the total purchase payments that have been in the Annuity for more than 9 years are less than the cumulative amount of withdrawals made, no Longevity Credit will be applied to your Annuity. Also, no Longevity Credit will be applied to your Annuity if your Account Value is zero when a Longevity Credit would otherwise be paid. This would include any situation where the Annuity is still in force due to the fact that payments are being made under an optional benefit such as Lifetime Five, Spousal Lifetime Five, Highest Daily Lifetime Five, Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus, or Spousal Highest Daily Lifetime 6 Plus. In addition, no Longevity Credit will be applied to your Annuity if before the Annuity Anniversary when a Longevity Credit would otherwise be paid: (i) you have surrendered your Annuity; (ii) you have annuitized your Annuity; or (iii) we have received due proof of your death (and there has been no spousal continuation election made). If your spouse continues the Annuity under our spousal continuation option, we will apply the Longevity Credit to your Annuity beginning on the tenth Annuity Anniversary measured from the date that we originally issued you the Annuity. Since the Longevity Credit is applied to the Account Value only, any guarantees that are not based on Account Value will not reflect the Longevity Credit. Similarly, guarantees that are made against a loss in Account Value will not be triggered in certain very limited circumstances where they otherwise would have been, had no Longevity Credit been applied to the Account Value.
HOW ARE LONGEVITY CREDITS APPLIED TO MY ACCOUNT VALUE UNDER THE X SERIES?
Any Longevity Credit that is allocated to your Account Value will be allocated to a Fixed Rate Option, the Benefit Fixed Rate Account and Sub-accounts in the same percentages as purchase payments are then being allocated to your Annuity.
HOW DO I RECEIVE A PURCHASE CREDIT UNDER THE X SERIES?
We apply a “Purchase Credit” to your Annuity’s Account Value each time you make a Purchase Payment. The amount of the Purchase Credit is payable from our general account. The amount of the Purchase Credit depends on the age of the oldest Owner (or Annuitant if entity-owned) when the Purchase Payment is applied to the Annuity according to the table below:

OLDEST OWNER’S AGE ON THE DATE THAT THE PURCHASE PAYMENT IS APPLIED TO THE ANNUITY	PURCHASE CREDIT ON PURCHASE PAYMENTS AS THEY ARE APPLIED TO THE ANNUITY
0 – 80	6.00%*
81 – 85	3.00%

*	For X series Annuities issued prior to October 22, 2007, the credit applicable to ages 0 - 80 is 5%.
HOW IS EACH PURCHASE CREDIT APPLIED TO ACCOUNT VALUE UNDER THE X SERIES ANNUITY?
Each Purchase Credit is allocated to your Account Value at the time the Purchase Payment is applied to your Account Value. The amount of the Purchase Credit is allocated to the investment options in the same ratio as the applicable Purchase Payment is applied.
Examples of Applying the Purchase Credit
Initial Purchase Payment
Assume you are 65 years old and you make an initial Purchase Payment of $450,000. We would apply a 6.0% Purchase Credit to your Purchase Payment and allocate the amount of the Purchase Credit ($27,000 = $450,000 × .06) to your Account Value in the proportion that your Purchase Payment is allocated.
The amount of any Purchase Credit applied to your X Series Account Value can be recovered by Pruco Life under certain circumstances:

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any Purchase Credit applied to your Account Value on purchase payments made within the 12 months before the Owner’s (or Annuitant’s if entity-owned) date of death will be recovered (to the extent allowed by State law);

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the amount available under the medically-related surrender portion of the Annuity will not include the amount of any Purchase Credit payable on purchase payments made within 12 months of the date the medically-related surrender is exercised; and

▪	if you elect to “free look” your Annuity, the amount returned to you will not include the amount of any Purchase Credit.
The Account Value may be substantially reduced if Pruco Life recovers the Purchase Credit amount under these circumstances. The amount we take back will equal the Purchase Credit, without adjustment up or down for investment performance. Therefore, any gain on the Purchase Credit amount will not be taken back. But if there was a loss on the Purchase Credit, the amount we take back will still equal the amount of the Purchase Credit. We do not deduct a CDSC in any situation where we recover the Purchase Credit amount.
General Information about the Purchase Credit Feature

▪	We do not consider a Purchase Credit to be “investment in the contract” for income tax purposes.

▪	You may not withdraw the amount of any Purchase Credit under the Free Withdrawal provision. The Free Withdrawal provision only applies to withdrawals of purchase payments.
ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?
During the accumulation period you may transfer Account Value between investment options subject to the restrictions outlined below. Transfers are not subject to taxation on any gain. We do not currently require a minimum amount in each Sub-account you allocate Account Value to at the time of any allocation or transfer.
Currently, we charge $10.00 for each transfer after the 20th in each Annuity Year. Transfers made as part of a Dollar Cost Averaging (including the 6 or 12 Month DCA Program) or Automatic Rebalancing program do not count toward the 20 free transfer limit. Renewals or transfers of Account Value from a Fixed Rate Option at the end of its Guarantee Period or pursuant to the 6 or 12 Month DCA Program are not subject to the transfer charge. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may also increase the Transfer Fee that we charge to $20.00 for each transfer after the number of free transfers has been used up. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.
Currently, any transfer involving the ProFunds VP Sub-accounts must be received by us no later than 3:00 p.m. Eastern time (or one hour prior to any announced closing of the applicable securities exchange) to be processed on the current Valuation Day. The “cut-off” time for such financial transactions involving a ProFunds VP Sub-account will be extended to 1/2 hour prior to any announced closing (generally, 3:30 p.m. Eastern time) for transactions submitted electronically, including through Prudential Annuities’ internet website (www.prudentialannuities.com). Owners attempting to process a transfer request between the applicable “cut-off” time and 4:00 p.m., are informed that their transactions cannot be processed as requested.
Once you have made 20 transfers among the Sub-accounts during an Annuity Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in good order. For purposes of this 20 transfer limit, we (i) do not view a facsimile transmission or other electronic transmission as a “writing”, (ii) will treat multiple transfer requests submitted on the same Valuation Day as a single transfer, and (iii) do not count any transfer that solely involves Sub-accounts corresponding to any ProFund Portfolio and/or the AST Government Money Market Portfolio, or any transfer that involves one of our systematic programs, such as automated withdrawals.
Frequent transfers among Sub-accounts in response to short-term fluctuations in markets, sometimes called “market timing,” can make it very difficult for a Portfolio manager to manage a Portfolio’s investments. Frequent transfers may cause the Portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. Each Annuity offers Sub-accounts designed for Owners who wish to engage in frequent transfers (i.e., one or more of the Sub-accounts corresponding to the ProFund Portfolios and the AST Government Money Market Portfolio), and we encourage Owners seeking frequent transfers to utilize those Sub-accounts.
In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or (b) we are informed by a Portfolio (e.g., by the Portfolio’s portfolio manager) that the purchase or redemption of shares in the Portfolio must be restricted because the Portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected Portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:

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With respect to each Sub-account (other than the AST Government Money Market Sub-account or a Sub-account corresponding to a ProFund Portfolio), we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the “Transfer Out”) all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the “Restricted Sub-account”). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international Portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international Portfolio.

For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs, such as automated withdrawals; (ii) do not count any transfer that solely involves the AST Government Money Market Portfolio or any ProFund Portfolios; and (iii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.

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We reserve the right to affect exchanges on a delayed basis for all contracts. That is, we may price an exchange involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the exchange request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.

If we deny one or more transfer requests under the foregoing rules, we will inform you or your financial professional promptly of the circumstances concerning the denial.
There are contract owners of different variable annuity contracts that are funded through the same Separate Account that may not be subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than contract owners who are subject to such limitations. Finally, there are contract owners of other variable annuity contracts or variable life contracts that are issued by Pruco Life as well as other insurance companies that have the same underlying mutual fund portfolios available to them. Since some contract owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying mutual fund (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Similarly, while contracts managed by a financial professional are subject to the restrictions on transfers between investment options that are discussed above, if the advisor manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying mutual fund’s assets which may affect all contract owners invested in the affected options. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by a financial professional) and will not waive a transfer restriction for any contract owner.
Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.
The Portfolios have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce any such current or future policies and procedures. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter or its transfer agent that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners (including an Annuity Owner’s TIN number), and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific contract owners who violate the excessive trading policies established by the Portfolio. In addition, you should be aware that some Portfolios may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios.
A Portfolio also may assess a short term trading fee (also referred to as “redemption fee”) in connection with a transfer out of the Sub-account investing in that Portfolio that occurs within a certain number of days following the date of allocation to the Sub-account. Each Portfolio determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Portfolio and is not retained by us. The fee will be deducted from your Account Value, to the extent allowed by law. At present, no Portfolio has adopted a short-term trading fee.
DO YOU OFFER MORE THAN ONE DOLLAR COST AVERAGING PROGRAM?
Yes. As discussed below, we offer Dollar Cost Averaging Programs during the accumulation period. In general, Dollar Cost Averaging allows you to systematically transfer an amount periodically from one Sub-account to one or more other Sub-accounts. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. You may elect a Dollar Cost Averaging program that transfers amounts monthly, quarterly, semi-annually, or annually from Sub-accounts. By investing amounts on a regular basis instead of investing the total amount at one time, Dollar Cost Averaging may decrease the effect of Sub-account fluctuation on the investment of your Purchase Payment. This may result in a lower average cost of units over time. However, there is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining Sub-account. We do not deduct a charge for participating in a Dollar Cost Averaging program. The Dollar Cost Averaging Program is in addition to any Dollar Cost Averaging program that would be made available in connection with the 6 or 12 Month DCA Program we may offer from time to time as described above.
DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?
Yes. During the accumulation period, we offer Automatic Rebalancing among the Sub-accounts you choose. You can choose to have your Account Value rebalanced monthly, quarterly, semi-annually, or annually. On the appropriate date, the Sub-accounts you chose are rebalanced to the allocation percentages you requested. With Automatic Rebalancing, we transfer the appropriate amount from the “overweighted” Sub-accounts to the “underweighted” Sub-accounts to return your allocations to the percentages you request. For example, over time the performance of the Sub-

accounts will differ, causing your percentage allocations to shift. We also offer the Custom Portfolios Program (we may have referred to the “Custom Portfolios Program” as the “Optional Allocation and Rebalancing Program” in other materials), which is available if you elect one of the Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus, or Highest Daily GRO II benefits.
Any transfer to or from any Sub-account that is not part of your Automatic Rebalancing program, will be made; however, that Sub-account will not become part of your rebalancing program unless we receive instructions from you indicating that you would like such option to become part of the program.
There is no minimum Account Value required to enroll in Automatic Rebalancing. All rebalancing transfers as part of an Automatic Rebalancing program are not included when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an Automatic Rebalancing program. Participation in the Automatic Rebalancing program may be restricted if you are enrolled in certain other optional programs. Sub-accounts that are part of a systematic withdrawal program or Dollar Cost Averaging program will be excluded from an Automatic Rebalancing program.
If you are participating in an optional living benefit (such as Highest Daily Lifetime 6 Plus) that makes transfers under a pre-determined mathematical formula, and you have elected automatic rebalancing, you should be aware that: (a) the AST bond portfolio used as part of the pre-determined mathematical formula will not be included as part of automatic rebalancing and (b) the operation of the formula may result in the rebalancing not conforming to the percentage allocations that you specified originally as part of your Automatic Rebalancing Program.
MAY I GIVE MY FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS?
Yes. Subject to our rules, your financial professional may forward instructions regarding the allocation of your Account Value, and request financial transactions involving investment options. If your financial professional has this authority, we deem that all transactions that are directed by your financial professional with respect to your Annuity have been authorized by you. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your financial professional until we receive notification of the revocation of such person’s authority. We may also suspend, cancel or limit these privileges at any time. We will notify you if we do.
Please Note: Contracts managed by your financial professional also are subject to the restrictions on transfers between investment options that are discussed in the section entitled “ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?” Since transfer activity under contracts managed by a financial professional may result in unfavorable consequences to all contract owners invested in the affected options we reserve the right to limit the investment options available to a particular Owner whose contract is managed by the advisor or impose other transfer restrictions we deem necessary. Your financial professional will be informed of all such restrictions on an ongoing basis. We may also require that your financial professional transmit all financial transactions using the electronic trading functionality available through our Internet website (www.prudential.com). Limitations that we may impose on your financial professional under the terms of the administrative agreement do not apply to financial transactions requested by an Owner on their own behalf, except as otherwise described in this Prospectus. Please note that if you have engaged a third-party investment advisor to provide asset allocation services with respect to your Annuity, we do not allow you to elect an optional benefit that requires investment in an asset allocation Portfolio and/or that involves mandatory Account Value transfers (e.g. Highest Daily GRO).
It is your responsibility to arrange for the payment of the advisory fee charged by your investment advisor. Similarly, it is your responsibility to understand the advisory services provided by your investment advisor and the advisory fees charged for the services.

ACCESS TO ACCOUNT VALUE
WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?
During the accumulation period you can access your Account Value through partial withdrawals, Systematic Withdrawals, and where required for tax purposes, Required Minimum Distributions (“RMD”). You can also surrender your Annuity at any time. We may deduct a portion of the Account Value being withdrawn or surrendered as a CDSC, if applicable. If you surrender your Annuity, in addition to any CDSC, we may deduct the Annual Maintenance Fee, any Tax Charge that applies and the charge for any optional benefits. Certain amounts may be available to you each Annuity Year that are not subject to a CDSC. These are called “Free Withdrawals.” Unless you notify us differently, withdrawals are taken pro rata based on the Account Value in the investment options at the time we receive your withdrawal request (i.e. “pro rata” meaning that the percentage of each investment option withdrawn is the same percentage that the investment option bears to the total Account Value). Each of these types of distributions is described more fully below.
ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS FROM NONQUALIFIED ANNUITIES?
During the Accumulation Period
A distribution during the accumulation period is deemed to come first from any “gain” in your Annuity and second as a return of your “tax basis”, if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer’s age 59  1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. You may wish to consult a professional tax advisor for advice before requesting a distribution.
During the Annuitization Period
During the annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have “exclusionary rules” that we use to determine what portion of each annuity payment should be treated as a return of any tax basis you have in your Annuity. Once the tax basis in your Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The tax basis in your Annuity may be based on the tax-basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.
There may also be tax implications on distributions from qualified Annuities. See “Tax Considerations” for information about qualified Annuities and for additional information about nonqualified Annuities.
CAN I WITHDRAW A PORTION OF MY ANNUITY?
Yes, you can make a withdrawal during the accumulation period.

▪
To meet liquidity needs, you can withdraw a limited amount from your Annuity during each Annuity Year without application of any CDSC. We call this the “Free Withdrawal” amount. The Free Withdrawal amount is not available if you choose to surrender your Annuity. Amounts withdrawn as a Free Withdrawal do not reduce the amount of CDSC that may apply upon a subsequent withdrawal or surrender of your Annuity. After any partial withdrawal, your Annuity must have a Surrender Value of at least $1,000, or we may treat the partial withdrawal request as a request to fully surrender your Annuity. The minimum Free Withdrawal you may request is $100.

▪	You can also make withdrawals in excess of the Free Withdrawal amount. The minimum partial withdrawal you may request is $100.
To determine if a CDSC applies to partial withdrawals, we:

1.	First determine what, if any, amounts qualify as a Free Withdrawal. These amounts are not subject to the CDSC.

2.
Next determine what, if any, remaining amounts are withdrawals of purchase payments. Amounts in excess of the Free Withdrawal amount will be treated as withdrawals of purchase payments unless all purchase payments have been previously withdrawn. These amounts are subject to the CDSC. Purchase payments are withdrawn on a first-in, first-out basis. We withdraw your oldest purchase payments first so that the lowest CDSC will apply to the amount withdrawn.

3.	Withdraw any remaining amounts from any other Account Value. These amounts are not subject to the CDSC.
You may request a withdrawal for an exact dollar amount after deduction of any CDSC that applies (called a “net withdrawal”) or request a gross withdrawal from which we will deduct any CDSC that applies, resulting in less money being payable to you than the amount you requested. If you request a net withdrawal, the amount deducted from your Account Value to pay the CDSC may also be subject to a CDSC. Partial withdrawals may also be available following annuitization but only if you choose certain annuity payment options. (Note, however, that we do not permit commutation once annuity payments have commenced).
To request the forms necessary to make a withdrawal from your Annuity, call 1-888-PRU-2888 or visit our Internet Website at www.prudentialannuities.com.
HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?
The maximum Free Withdrawal amount during each Annuity Year is equal to 10% of all purchase payments that are subject to a CDSC. Withdrawals made within an Annuity Year reduce the Free Withdrawal amount available for the remainder of the Annuity Year. If you do not make a withdrawal during an Annuity Year, you are not allowed to carry over the Free Withdrawal amount to the next Annuity Year.

CAN I MAKE PERIODIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD?
Yes. Our systematic withdrawal program is an administrative program designed for you to withdraw a specified amount from your Annuity on an automated basis at the frequency you select (“systematic withdrawals”). This program is available to you at no additional charge. We may cease offering this program or change the administrative rules related to the program at any time on a non-discriminatory basis.
You may not have a systematic withdrawal program, as described in this section, if you are receiving substantially equal periodic payments under Sections 72(t) or 72(q) of the Code or RMD.
You may terminate your systematic withdrawal program at any time. Ownership changes to, and assignment of, your Annuity will terminate any systematic withdrawal program on the Annuity as of the effective date of the change or assignment. Requesting partial withdrawals while you have a systematic withdrawal program may also terminate your systematic withdrawal program as described below.
Systematic withdrawals can be made from your Account Value allocated to the Sub-accounts or certain MVA Options. Please note that systematic withdrawals may be subject to any applicable CDSC and/or an MVA. We will determine whether a CDSC applies and the amount in the same way as we would for a partial withdrawal.
The minimum amount for each systematic withdrawal is $100. If any scheduled systematic withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in your Annuity for the period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled systematic withdrawal.
If you do not have an optional benefit, we will withdraw systematic withdrawals from the Investment Options you have designated (your “designated Investment Options”). If you do not designate Investment Options for systematic withdrawals, we will withdraw systematic withdrawals pro rata based on the Account Value in the Investment Options at the time we pay out your withdrawal. “Pro rata” means that the percentage of each Investment Option withdrawn is the same percentage that the Investment Option bears to the total Account Value. For any scheduled systematic withdrawal for which you have elected a specific dollar amount and have specified percentages to be withdrawn from your designated Investment Options, if the amounts in your designated Investment Options cannot satisfy such instructions, we will withdraw systematic withdrawals pro rata (as described above) based on the Account Value across all of your Investment Options.
If you have a Guaranteed Lifetime Minimum Withdrawal Benefit and elect, or have elected, to receive withdrawals under the benefit using our systematic withdrawal program, please be advised of the current administrative rules associated with this program:

▪	Excluding Lifetime Five, systematic withdrawals must be taken from your Account Value on a pro rata basis from the Investment Options at the time we process each withdrawal.

▪
If you either have an existing or establish a new systematic withdrawal program for a) your Annual Income Amount or Annual Withdrawal Amount (only applicable to Lifetime Five) or LIA Amount (only applicable to a Lifetime Income Accelerator Benefit) or b) for a designated amount that is less than your Annual Income Amount, and we receive a request for a partial withdrawal from your Annuity in Good Order, we will process your partial withdrawal request and may cancel your systematic withdrawal program.

▪
Gross Withdrawal or Net Withdrawal. Generally, you can request either a gross withdrawal or a net withdrawal. If, however, you are taking your withdrawal under your living benefit as described above through our Systematic Withdrawal program, you will only be permitted to take that withdrawal on a gross basis. In a gross withdrawal, you request a specific withdrawal amount with the understanding that the amount you actually receive is reduced by an applicable CDSC or tax withholding. In a net withdrawal, you request a withdrawal for an exact dollar amount with the understanding that any applicable deduction for CDSC or tax withholding is taken from your Account Value. This means that an amount greater than the amount of your requested withdrawal will be deducted from your Unadjusted Account Value. To make sure that you receive the full amount requested, we calculate the entire amount, including the amount generated due to the CDSC or tax withholding, that will need to be withdrawn. We then apply the CDSC or tax withholding to that entire amount. As a result, you will pay a greater CDSC or have more tax withheld if you elect a net withdrawal.

▪
If you either have or establish a new systematic withdrawal program for an amount greater than your Annual Income Amount or LIA Amount, it is important to note that these systematic withdrawals may result in Excess Income which will negatively impact your guaranteed withdrawal amounts available in future Annuity Years. Taking partial withdrawals in addition to your systematic withdrawal program will further negatively impact your future guaranteed withdrawal amounts.

▪	For a discussion of how a withdrawal of Excess Income would impact your optional living benefits, see “Living Benefits” later in this prospectus.
DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTIONS 72(t) AND 72(q) OF THE INTERNAL REVENUE CODE?
Yes. If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b), 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions made prior to age 59 1/2 if you elect to receive distributions as a series of “substantially equal periodic payments.” For Annuities issued as Nonqualified Annuities, the Code may provide a similar exception to the 10% penalty tax under Section 72(a) of the Code. Distributions received under these provisions in any Annuity Year that exceed the maximum amount available as a free withdrawal will be subject to any applicable CDSC. To request a program that complies with Sections 72(t)/72(q), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t)/72(q) withdrawals. There is no minimum Surrender Value we require to allow you to begin a program for withdrawals under Sections 72(t)/72(q). The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.

You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59  1/2 that are not subject to the 10% penalty.
WHAT ARE REQUIRED MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM?
(See “Tax Considerations” for a further discussion of Required Minimum Distributions.)
Required Minimum Distributions are a type of Systematic Withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Required Minimum Distribution rules do not apply to Roth IRAs during the owner’s lifetime. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make Systematic Withdrawals in amounts that satisfy the minimum distribution rules under the Code. We do not assess a CDSC on Required Minimum Distributions from your Annuity if you are required by law to take such Required Minimum Distributions from your Annuity at the time it is taken provided the amount withdrawn is the amount we calculate as the RMD and is paid out through a program of systematic withdrawals that we make available. However, a CDSC (if applicable) may be assessed on that portion of a Systematic Withdrawal that is taken to satisfy the Required Minimum Distribution provisions in relation to other savings or investment plans under other qualified retirement plans not maintained with Pruco Life.
The amount of the Required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your Required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Required Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to Systematic Withdrawals applies to monthly Required Minimum Distributions but does not apply to Required Minimum Distributions taken out on a quarterly, semi-annual or annual basis.
You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the Required Minimum Distribution provisions under the Code.
Please see “Highest Daily Lifetime 6 Plus” under the subsection “Required Minimum Distributions” for further information relating to Required Minimum Distributions if you own that benefit.
CAN I SURRENDER MY ANNUITY FOR ITS VALUE?
Yes. During the accumulation period you can surrender your Annuity at any time. Upon surrender, you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity.
For purposes of calculating any applicable CDSC on surrender, the purchase payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior withdrawals under the Free Withdrawal provision or if your Account Value has declined in value due to negative Sub-account performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the purchase payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount.
Under certain annuity payment options, you may be allowed to surrender your Annuity for its then current value. To request the forms necessary to surrender your Annuity, call 1-888-PRU-2888 or visit our Internet Website at www.prudentialannuities.com.
We apply as a threshold, in certain circumstances, a minimum Surrender Value of $1,000. If you purchase an Annuity without a lifetime guaranteed minimum withdrawal benefit, we will not allow you to take any withdrawals that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. Likewise, if you purchase an Annuity with certain lifetime guaranteed minimum withdrawal benefits, we will not allow you to take a Non-Lifetime Withdrawal (see “Living Benefits”) that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. See “What Types of Annuity Options Are Available?” later in this prospectus for information on the impact of the minimum Surrender Value at annuitization.
WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?
Where permitted by law, you may request to surrender all or part of your Annuity prior to the Annuity Date without application of any otherwise applicable CDSC upon occurrence of a medically-related “Contingency Event” as described below (a “Medically-Related Surrender”). The availability and requirements of such a surrender and waiver may vary by state.
If you request a full surrender, the amount payable will be your Account Value minus: (a) the amount of any Purchase Credits applied within 12 months prior to your request to surrender your Annuity under this provision (or otherwise stipulated by applicable State law), and (b) the amount of any Purchase Credits added in conjunction with any purchase payments received after our receipt of your request for a Medically-Related Surrender (e.g. purchase payments received at such time pursuant to a salary reduction program). With respect to partial surrenders, we similarly reserve the right to recapture Purchase Credits as described above (if allowed by State law).
This waiver of any applicable CDSC is subject to our rules in place at the time of your request, which currently include but are not limited to the following:

▪	The Annuitant must have been named or any change of Annuitant must have been accepted by us, prior to the “Contingency Event” described below in order to qualify for a Medically-Related Surrender;

▪	The Annuitant must be alive as of the date we pay the proceeds of such surrender request;

▪	if the Owner is one or more natural persons, all such Owners must also be alive at such time;

▪	we must receive satisfactory proof of the Owner’s (or the Annuitant’s if entity-owned) confinement in a Medical Care Facility or Fatal Illness in writing on a form satisfactory to us;

▪	no additional purchase payments can be made to the Annuity; and

▪	Proceeds will only be sent by check or electronic fund transfer directly to the Owner.
A “Contingency Event” occurs if the Owner (or Annuitant if entity-owned):

▪	first confined in a “Medical Care Facility” while your Annuity is in force and remains confined for at least 90 days in a row; or

▪	first diagnosed as having a “Fatal Illness” while your Annuity is in force.
The definitions of “Medical Care Facility” and “Fatal Illness,” as well as additional terms and conditions, are provided in your Annuity. Specific details and definitions in relation to this benefit may differ in certain jurisdictions. This waiver is not available in Massachusetts.
WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?
We currently make annuity options available that provide fixed annuity payments. Fixed options provide the same amount with each payment. We do not guarantee to make any annuity payment options available in the future other than those fixed annuitization options guaranteed in your Annuity. Please refer to the “Living Benefits” section below for a description of annuity options that are available when you elect one of the living benefits. For additional information on annuity payment options you may request a Statement of Additional Information. You must annuitize your entire Account Value; partial annuitizations are not allowed.
You have a right to choose your annuity start date, provided that it is no later than the first day of the calendar month next following the 95th birthday of the oldest of any Owner and Annuitant whichever occurs first (“Latest Annuity Date”) and no earlier than the earliest permissible Annuity Date. However, for Annuities issued on or after November 20, 2006, the maximum Annuity Date is based on the first of the Owner or Annuitant to reach age 95. If you do not request an earlier Annuity Date in writing, then your Annuity Date will be the Latest Annuity Date. You may choose one of the Annuity Options described below, and the frequency of annuity payments. Certain annuity options and/or periods certain may not be available, depending on the age of the Annuitant. If a CDSC is still remaining on your Annuity, any period certain must be at least 10 years (or the maximum period certain available, if life expectancy is less than 10 years). You may change your choices before the Annuity Date.
If the initial annuity payment would be less than $100, we will not allow you to annuitize (except as otherwise specified by applicable law). Instead, we will pay you your current Account Value in a lump sum and terminate your Annuity. Similarly, we reserve the right to pay your Account Value in a lump sum, rather than allow you to annuitize, if the Surrender Value of your Annuity is less than $1000 (the minimum Surrender Value) on the Annuity Date.
Certain of these annuity options may be available as “settlement options” to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.
Please note, you may not annuitize within the first three Annuity Years.
For Beneficiary Annuities, no annuity payments are available and all references to an Annuity Date are not applicable.
Option 1
Annuity Payments for a Fixed Period: Under this option, we will make equal payments for the period chosen, up to 25 years (but not to exceed life expectancy). The annuity payments may be made monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the annuitant before the end of period certain, payments will continue to the beneficiary for the remainder of the fixed period.
Option 2
Life Income Annuity Option: Under this option, we will make annuity payments monthly, quarterly, semiannually, or annually as long as the annuitant is alive. If the annuitant dies before we have made 10 years worth of payments, we will pay the beneficiary in one lump sum the present value of the annuity payments scheduled to have been made over the remaining portion of that 10 year period, unless we were specifically instructed that such remaining annuity payments continue to be paid to the beneficiary. The present value of the remaining annuity payments is calculated by using the interest rate used to compute the amount of the original 120 payments. If an annuity option is not selected by the Annuity Date, this is the option we will automatically select for you, unless prohibited by applicable law. If the life income annuity option is prohibited by applicable law, then we will pay you a lump sum in lieu of this option.
Other Annuity Options
We currently offer a variety of other annuity and settlement options not described above. At the time annuity payments are chosen, we may make available to you any of the annuity and settlement options that are available on your Annuity Date.
HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?
Unless prohibited by law, we require that you elect either a life annuity or an annuity with a certain period of at least 5 years if any CDSC would apply were you to surrender your Annuity on the Annuity Date. Certain annuity payment options may not be available if your Annuity Date occurs during the period that a CDSC would apply. You have a right to choose your annuity start date provided that it is no later than the latest Annuity Date indicated above. If you have not provided us with your Annuity Date or annuity payment option in writing, then your Annuity Date will be the latest Annuity Date indicated above.

Please note that annuitization essentially involves converting your Account Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin, your death benefit is determined solely under the terms of the applicable annuity payment option, and you no longer participate in any optional living benefit (unless you have annuitized under that benefit).

LIVING BENEFITS
DO YOU OFFER BENEFITS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY ARE ALIVE?
Pruco Life offers different optional benefits, for an additional charge, that can provide retirement income protection for Owners while they are alive. Optional benefits are not available if your Annuity is held as a Beneficiary Annuity. Notwithstanding the additional protection provided under the optional Living Benefits, the additional cost has the impact of reducing net performance of the investment options. Each optional benefit offers a distinct type of guarantee, regardless of the performance of the Sub-accounts, that may be appropriate for you depending on the manner in which you intend to make use of your Annuity while you are alive. We reserve the right to cease offering any of the living benefits at any time for new elections. Depending on which optional benefit you choose, you can have substantial flexibility to invest in the Sub-accounts while:

▪	protecting a principal amount from decreases in value due to investment performance;

▪	taking withdrawals with a guarantee that you will be able to withdraw not less than a guaranteed benefit base principal amount over time;

▪	guaranteeing a minimum amount of growth will be applied to your principal, if it is to be used as the basis for lifetime income payments or lifetime withdrawals; or

▪	providing spousal continuation of certain benefits.
The “living benefits” are as follows:
Highest Daily Guaranteed Return Option II (HD GRO II)
Highest Daily Guaranteed Return Option (Highest Daily GRO)1
Guaranteed Minimum Income Benefit (GMIB)1
Lifetime Five Income Benefit and Spousal Lifetime Five Income Benefit1
Highest Daily Lifetime Five Income Benefit1
Highest Daily Lifetime Seven Income Benefit1
Spousal Highest Daily Lifetime Seven Income Benefit1
Highest Daily Lifetime Seven with Beneficiary Income Option Income Benefit1
Highest Daily Lifetime Seven with Lifetime Income Accelerator Income Benefit1
Spousal Highest Daily Lifetime Seven with Beneficiary Income Option Income Benefit1
Highest Daily Lifetime 7 Plus Income Benefit1
Spousal Highest Daily Lifetime 7 Plus Income Benefit1
Highest Daily Lifetime 7 Plus with Beneficiary Income Option Benefit1
Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator Benefit1
Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option Benefit1
Highest Daily Lifetime 6 Plus Income Benefit1
Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator1
Spousal Highest Daily Lifetime 6 Plus Income Benefit1

1	No longer available for new elections.
Here is a general description of each kind of living benefit that exists under this Annuity:

▪
Guaranteed Minimum Accumulation Benefits. The common characteristic of these benefits is that a specified amount of your annuity value is guaranteed at some point in the future. For example, under our Highest Daily GRO II benefit, we make an initial guarantee that your annuity value on the day you start the benefit will not be any less ten years later. If your annuity value is less on that date, we use our own funds to give you the difference. Because the guarantee inherent in the guaranteed minimum accumulation benefit does not take effect until a specified number of years into the future, you should elect such a benefit only if your investment time horizon is of at least that duration. Please note that these guaranteed minimum accumulation benefits require your participation in certain predetermined mathematical formulas that may transfer your Account Value between certain Permitted Sub-accounts and a bond portfolio Sub-account. The portfolio restrictions and the use of each formula may reduce the likelihood that we will be required to make payments to you under the living benefits.

▪
Guaranteed Minimum Income Benefit or (“GMIB”). As discussed elsewhere in this prospectus, you have the right under your annuity to ask us to convert your accumulated annuity value into a series of annuity payments. Generally, the smaller the amount of your annuity value, the smaller the amount of your annuity payments. GMIB addresses this risk, by guaranteeing a certain amount of appreciation in the amount used to produce annuity payments. Thus, even if your annuity value goes down in value, GMIB guarantees that the amount we use to determine the amount of the annuity payments will go up in value by the prescribed amount. You should select GMIB only if you are prepared to delay your annuity payments for the required waiting period and if you anticipate needing annuity payments. GMIB is no longer available for new elections.

▪
Lifetime Guaranteed Minimum Withdrawal Benefits. These benefits also are designed for someone who wants to access the annuity’s value through withdrawals over time, rather than by annuitizing. These benefits differ from GMWB, however, in that the withdrawal amounts are guaranteed for life (or until the second to die of spouses). The way that we establish the guaranteed amount that, in turn, determines the amount of the annual lifetime payments varies among these benefits. Under our Highest Daily Lifetime 6 Plus benefit, for example, the guaranteed amount generally is equal to your Account Value, appreciated at six percent annually. Please note that there is a maximum Annuity Date under your Annuity, by which date annuity payments must commence. Certain of these benefits are no longer available for new elections. Under any of the Guaranteed Lifetime Withdrawal Benefits (e.g., Highest Daily Lifetime 6 Plus), withdrawals in excess of the Annual Income Amount, called “Excess Income,” will result in a permanent reduction in future guaranteed withdrawal amounts.
Finally, please note that certain of these benefits require your participation in a predetermined mathematical formula that may transfer your Account Value between certain Permitted Sub-accounts and a bond portfolio Sub-account (or the general account, for one of the benefits). Although not guaranteed, the optional living benefit investment requirements and the applicable formula are designed to reduce the difference between your Account Value and our liability under the benefit. Minimizing such difference generally benefits us by decreasing the risk that we will use our own assets to make benefit payments to you. Though the investment requirements and formulas are designed to reduce risk, they do not guarantee any appreciation of your Account Value. In fact, they could mean that you miss appreciation opportunities in other investment options. We are not providing you with investment advice through the use of any of the formulas. In addition, the formulas do not constitute an investment strategy that we are recommending to you.
In general, with respect to our lifetime guaranteed withdrawal benefits (e.g., Highest Daily Lifetime 6 Plus), please be aware that although a given withdrawal may qualify as a free withdrawal for purposes of not incurring a CDSC, the amount of the withdrawal could exceed the Annual Income Amount under the benefit and thus be deemed “Excess Income” – thereby reducing your Annual Income Amount for future years.
Please refer to the benefit description that follows for a complete description of the terms, conditions and limitations of each optional benefit. See the chart in the “Investment Options” section of the Prospectus for a list of investment options available and permitted with each benefit. We reserve the right to terminate this benefit if you allocate funds into non-permitted Investment Options. You should consult with your financial professional to determine if any of these optional benefits may be appropriate for you based on your financial needs. There are many factors to consider, but we note that among them you may want to evaluate the tax implications of these different approaches to meeting your needs, both between these benefits and in comparison to other potential solutions to your needs (e.g., comparing the tax implications of the withdrawal benefit and annuity payments and comparing annuity benefits with benefits of other products).
Termination of Existing Benefits and Election of New Benefits
If you currently own an Annuity with an optional living benefit that is terminable, you may terminate the benefit rider and elect one of the currently available benefits, subject to availability of the benefit at that time and our then current rules. There is currently no waiting period (you may elect a new benefit beginning on the next Valuation Day) to elect any living benefit once a living benefit is terminated provided that the benefit being elected is available for election post-issue. We reserve the right to waive, change and/or further limit availability and election frequencies in the future. Check with your financial professional regarding the availability of re-electing or electing a benefit and any waiting period. The benefit you re-elect or elect may be more expensive than the benefit you are terminating. Note that once you terminate an existing benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. You should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you.
Certain living benefits involve your participation in a predetermined mathematical formula that may transfer your Account Value between the Sub-accounts you have chosen and certain bond portfolio Sub-accounts of AST and/or our general account. The formulas may differ among the living benefits that employ a formula. Such different formulas may result in different transfers of Account Value over time.
Prior to a 2013 Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act (“DOMA”), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing a valid same sex marriage for federal law purposes. On June 26, 2015, the Supreme Court ruled in Obergefell v. Hodges that same-sex couples have a constitutional right to marry, thus requiring all states to allow same-sex marriage. The Windsor and Obergefell decisions mean that the federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.
Please consult with your tax or legal adviser before electing the Spousal Benefit for a domestic partner or civil union partner.
HIGHEST DAILY® GUARANTEED RETURN OPTION II (HD® GRO II)
You can elect this benefit on the Issue Date of your Annuity, or at any time thereafter if available. In addition, you may cancel HD GRO II and then re-elect the benefit beginning on the next Valuation Day if available, provided that your Account Value is allocated as required by the benefit and that you otherwise meet our eligibility rules. If you cancel the benefit, you lose all guarantees that you had accumulated under the benefit. The initial guarantee under the newly-elected benefit will be based on your current Account Value at the time the new benefit becomes effective on your Annuity. HD GRO II is not available if you participate in any other living benefit. However, HD GRO II may be elected together with any optional death benefit, other than the Highest Daily Value Death Benefit. As detailed below under “Key Feature – Allocation of Account Value”, your participation in this benefit among other things entails your participation in a program that, as dictated by a predetermined mathematical formula, may transfer your Account Value between your elected Sub-accounts and an AST bond portfolio Sub-account.
HD GRO II creates a series of separate guarantees, each of which is based on the highest Account Value attained on a day during the applicable time period. As each year of your participation in the benefit passes, we create a new guarantee. Each guarantee then remains in existence until the date on which it matures (unless the benefit terminates sooner). We refer to each date on which the specified Account Value is guaranteed as the “maturity date” for that guarantee. HD GRO II will not create a guarantee if the maturity date of that guarantee would extend beyond the date by which annuity payments must commence under the terms of your Annuity. This is true even with respect to a new Owner who has acquired the Annuity from the original Owner.

The guarantees provided by the benefit exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support our future guarantees, the benefit may provide some protection from significant Sub-account losses. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.
The initial guarantee is created on the day that the HD GRO II benefit is added to your Annuity. We guarantee that your Account Value on the tenth anniversary of that day (we refer to each such anniversary as a “benefit anniversary”) will not be less than your Account Value on the day that the HD GRO II benefit was added or re-added to your Annuity. Each benefit anniversary thereafter, we create a new guarantee. With respect to each such subsequent guarantee, we identify the highest Account Value that occurred between the date of that benefit anniversary and the date on which HD GRO II was added to your Annuity. We guarantee that your Account Value ten years after that benefit anniversary will be no less than the highest daily Account Value that occurred during that time period. The following example illustrates the time period over which we identify the highest daily Account Value for purposes of each subsequent guarantee under the benefit. If the date of benefit election were January 1, 2010, we would create a guarantee on January 1, 2014 based on the highest Account Value achieved between January 1, 2010 and January 1, 2014, and that guarantee would mature on January 1, 2024. As described below, we adjust each of the guarantee amounts for purchase payments and withdrawals.
If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the AST bond portfolio Sub-account used with this benefit and described below) in accordance with your most recent allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts on a pro rata basis, unless your Account Value is being allocated according to an asset allocation program, in such case your Account Value will be transferred according to the program.
We increase the amount of each guarantee that has not yet reached its maturity date, as well as the highest daily Account Value that we calculate to establish a guarantee, by the amount of each Purchase Payment (including any associated purchase Credits) made prior to the applicable maturity date. For example, if the effective date of the benefit was January 1, 2010, and there was an initial guaranteed amount that was set at $100,000 maturing January 1, 2020, and a second guaranteed amount that was set at $120,000 maturing January 1, 2021, then a $30,000 Purchase Payment made on March 30, 2011 would increase the guaranteed amounts to $130,000 and $150,000, respectively.
If you make a withdrawal (including any CDSC), we effect a proportional reduction to each existing guarantee amount. We calculate a proportional reduction by reducing each existing guarantee amount by the percentage represented by the ratio of the withdrawal amount (including any CDSC) to your Account Value immediately prior to the withdrawal.
If you make a withdrawal, we will deduct the withdrawal amount pro rata from each of your Sub-accounts (including the AST bond portfolio Sub-account used with this benefit).
Any partial withdrawal for payment of any third-party investment advisory service will be treated as a withdrawal, and will reduce each guarantee amount proportionally, in the manner indicated above.
EXAMPLE
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of a withdrawal on each guarantee amount under this benefit.
Assume the following:

▪	The Issue Date is December 1, 2010

▪	The benefit is elected on December 1, 2010

▪	The Account Value on December 1, 2010 is $200,000, which results in an initial guarantee of $200,000

▪	An additional guarantee amount of $300,000 is locked in on December 1, 2011

▪	The Account Value immediately prior to the withdrawal is equal to $300,000

▪
For purposes of simplifying these assumptions, we assume hypothetically that no CDSC is applicable (in general, a CDSC could be inapplicable based on the Free Withdrawal provision, if the withdrawal was within the CDSC period)

If a withdrawal of $50,000 is taken on December 15, 2011, all guarantee amounts will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

Here is the calculation (figures are rounded):

Withdrawal Amount	$50,000
Divided by Account Value before withdrawal	$300,000
Equals ratio	16.67%
All guarantees will be reduced by the above ratio (16.67%)
Initial guarantee amount	$166,667
Additional guarantee amount	$250,000
Key Feature – Allocation of Account Value
We limit the Sub-accounts to which you may allocate Account Value if you elect HD GRO II. For purposes of this benefit, we refer to those permitted investment options (other than the AST bond portfolio used with this benefit) as the “Permitted Sub-accounts”.
HD GRO II uses a predetermined mathematical formula to help manage your guarantees through all market cycles. The formula applicable to you may not be altered once you elect the benefit. However, subject to regulatory approval, we do reserve the right to amend the formula for existing Annuities that elect the benefit post-issue. This required formula helps us manage our financial exposure under HD GRO II, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve Account Value, by transferring it to a more stable option (i.e., one or more specified bond portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond portfolios collectively as the “AST bond portfolio Sub-accounts”. The formula also contemplates the transfer of Account Value from an AST bond portfolio Sub-account to the other Sub-accounts. The formula is set forth in Appendix H of this prospectus. A summary description of each AST bond portfolio Sub-account appears within the prospectus section entitled “Investment Options”. In addition, you can find a copy of the AST bond portfolio prospectus by going to www.prudentialannuities.com.
For purposes of operating the HD GRO II formula, we have included within each Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit. If you have elected HD GRO II, you may have Account Value allocated to an AST bond portfolio Sub-account only by operation of the formula, and thus you may not allocate Purchase Payments to or make transfers to or from an AST bond portfolio Sub-account.
Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. The formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. On any day a transfer into or out of the AST bond portfolio Sub-account is made the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the “current liability”, as described below. As indicated, the formula and AST bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, the applicable formula under the benefit determines which AST bond portfolio Sub-account your Account Value is transferred to, and under what circumstances a transfer is made.
In general, the formula works as follows. Under the formula, Account Value transfers between the “Permitted Sub-accounts” and an AST bond portfolio Sub-account when dictated. On each Valuation Day, including the effective date of the benefit, the pre-determined mathematical formula is used to compare your Account Value to an amount based on the guarantees provided under the benefit. The formula determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value. Based on the formula, a determination is made as to whether any portion of your Account Value is to be transferred to or from the AST bond portfolio Sub-account. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as an amount that we refer to as the “Projected Future Guarantee.” The “Projected Future Guarantee” is an amount equal to the highest Account Value (adjusted for withdrawals, additional Purchase Payments, and any associated Credits as described in the section of the prospectus concerning HD GRO II) within the current benefit year that would result in a new guarantee. For the Projected Future Guarantee, the assumed guarantee period begins on the current Valuation Day and ends 10 years from the next anniversary of the effective date of the benefit. As such, a Projected Future Guarantee could cause a transfer of Account Value into an AST bond portfolio Sub-account. We only calculate a Projected Future Guarantee if the assumed guarantee period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity. The amount that is transferred to and from the AST bond portfolio Sub-accounts pursuant to the formula depends upon the factors set forth in the seven bullet points below, some of which relate to the guarantee amount(s), including the Projected Future Guarantee.
For each outstanding guarantee and the Projected Future Guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable “discount rate”, would equal the applicable guarantee amount on the Maturity Date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the “current liability” in the formula. The formula compares the current liability to the amount of your Account Value held within the AST bond portfolio Sub-

account and to your Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap feature discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within the Permitted Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Account Value from the AST bond portfolio Sub-account into the Permitted Sub-accounts, in the amount dictated by the formula.
The formula will not execute a transfer to the AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the AST bond portfolio Sub-account (“90% cap”). Thus, on any Valuation Day, if the formula would require a transfer to the AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the AST bond portfolio Sub-account will not be made (regardless of the performance of the AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST bond portfolio Sub-account. Once this transfer occurs out of the AST bond portfolio Sub-account, future amounts may be transferred to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST bond portfolio Sub-account. If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the AST bond portfolio Sub-account at least until there is first a transfer out of the AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the AST bond portfolio Sub-account, and the formula will still not transfer any of your Account Value to the AST bond portfolio Sub-account (at least until there is first a transfer out of the AST bond portfolio Sub-account).
For example,

▪
March 17, 2011 – a transfer is made to the AST bond portfolio Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

▪
March 18, 2011 – you make an additional Purchase Payment of $10,000. No transfers have been made from the AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 17, 2011.

▪
On March 18, 2011 (and at least until first a transfer is made out of the AST bond portfolio Sub-account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST bond portfolio Sub-account).

▪
Once there is a transfer out of the AST bond portfolio Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST bond portfolio Sub-account as dictated by the formula.
As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Therefore, at any given time, some, none, or most of your Account Value may be allocated to the AST bond portfolio Sub-accounts.
Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST bond portfolio Sub-accounts pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

▪	The difference between your Account Value and your guarantee amount(s);

▪	The amount of time until the maturity of your guarantee(s);

▪	The amount invested in, and the performance of, the Permitted Sub-accounts;

▪	The amount invested in, and the performance of, the AST bond portfolio Sub-accounts;

▪	The discount rate used to determine the present value of your guarantee(s);

▪	Additional Purchase Payments, if any, that you make to the Annuity; and

▪	Withdrawals, if any, taken from the Annuity.

Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the market recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected.
The AST bond portfolio Sub-accounts are available only with certain optional living benefits, and you may not allocate Purchase Payments to or transfer Account Value to or from the AST bond portfolio Sub-accounts.
Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.
Election/Cancellation of the Benefit
HD GRO II can be elected on the Issue Date of your Annuity, or on any Valuation Day thereafter, provided that your Account Value is allocated in a manner permitted with the benefit and you otherwise meet our eligibility requirements. You may elect HD GRO II only if the oldest of the Owner and Annuitant is 84 or younger on the date of election. If you currently participate in a living benefit that may be cancelled, you may terminate that benefit at any time and elect HD GRO II. However you will lose all guarantees that you had accumulated under the previous benefit. The initial guarantee under HD GRO II will be based on your current Account Value at the time the new benefit becomes effective on your Annuity.
HD GRO II will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or (d) upon full surrender of the Annuity. If you elect to terminate the benefit, HD GRO II will no longer provide any guarantees. The charge for the HD GRO II benefit will no longer be deducted from your Account Value upon termination of the benefit.
If you wish, you may cancel the HD GRO II benefit. You may then elect any other currently available living benefit beginning on the next Valuation Day after you have cancelled the HD GRO II benefit, provided that your Account Value is allocated in the manner permitted with the benefit and you otherwise meet our eligibility requirements. Upon cancellation of the HD GRO II benefit, any Account Value allocated to the AST bond portfolio Sub-accounts used with the formula will be reallocated to the Permitted Sub-accounts according to your most recent allocation instructions or, in absence of such instructions, pro-rata (i.e., in direct proportion to your current allocations). Upon your re-election of HD GRO II, Account Value may be transferred between the AST bond portfolio Sub-accounts and the other Sub-accounts according to the predetermined mathematical formula (see “Key Feature – Allocation of Account Value” section for more details). It is possible that over time the formula could transfer some, most, or none of the Account Value to the AST bond portfolio Sub-accounts under the newly-elected benefit. You also should be aware that upon cancellation of the HD GRO II benefit, you will lose all guarantees that you had accumulated under the benefit. Thus, the guarantees under your newly-elected benefit will be based on your current Account Value at the time the new benefit becomes effective. The benefit you elect or re-elect may be more expensive than the benefit you cancel.
There is no guarantee that any benefit will be available for election at a later date.
Special Considerations under HD GRO II
This benefit is subject to certain rules and restrictions, including, but not limited to the following:

▪
Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Option section of the prospectus. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the benefit.

▪	Transfers to and from your elected Sub-accounts and an AST bond portfolio Sub-account will not count toward the maximum number of free transfers allowable under the Annuity.

▪	Any amounts applied to your Account Value by us on a maturity date will not be treated as “investment in the contract” for income tax purposes.

▪	As the time remaining until the applicable maturity date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.

▪
We currently limit the Sub-accounts to which you may allocate Account Value if you participate in this benefit. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.

▪
If you elect this benefit, and in connection with that election you are required to reallocate to different investment options permitted under this benefit, then on the Valuation Day on which we receive your request in Good Order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in the permitted investment options that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. The protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

Charges under the Benefit
We deduct an annualized charge equal to 0.60% of the daily net assets of the Sub-accounts (including any AST bond portfolio Sub-account) for participation in the HD GRO II benefit. The annual charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed and (b) administration of the benefit. You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.
HIGHEST DAILY®GUARANTEED RETURN OPTION (HD® GRO)
We no longer permit new elections of Highest Daily GRO.
Highest Daily GRO creates a series of separate guarantees, each of which is based on the highest Account Value attained on a day during the applicable time period. As each year of your participation in the benefit passes, we create a new guarantee. Each guarantee then remains in existence until the date on which it matures (unless the benefit terminates sooner). We refer to each date on which the specified Account Value is guaranteed as the “maturity date” for that guarantee. Highest Daily GRO will not create a guarantee if the maturity date of that guarantee would extend beyond the date by which annuity payments must commence under the terms of your Annuity. This is true even with respect to a new Owner who has acquired the Annuity from the original Owner.
The guarantees provided by the benefit exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support our future guarantees, the benefit may provide some protection from significant Sub-account losses if you choose to surrender your Annuity or begin receiving annuity payments prior to a maturity date. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.
The initial guarantee is created on the day that the Highest Daily GRO benefit is added to your Annuity. We guarantee that your Account Value on the tenth anniversary of that day (we refer to each such anniversary as a “benefit anniversary”) will not be less than your Account Value on the day that the Highest Daily GRO benefit was added to your Annuity. Each benefit anniversary thereafter, we create a new guarantee. With respect to each such subsequent guarantee, we identify the highest Account Value that occurred between the date of that benefit anniversary and the date on which Highest Daily GRO was added to your Annuity. We guarantee that your Account Value ten years after that benefit anniversary will be no less than the highest daily Account Value that occurred during that time period. The following example illustrates the time period over which we identify the highest daily Account Value for purposes of each subsequent guarantee under the benefit. If the date of benefit election were January 1, 2009, we would create a guarantee on January 1, 2012 based on the highest Account Value achieved between January 1, 2009 and January 1, 2012, and that guarantee would mature on January 1, 2022. As described below, we adjust each of the guarantee amounts for purchase payments and withdrawals.
In general, we refer to a date on which the Account Value is guaranteed to be present as the “maturity date”. If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the “Current AST bond portfolio Sub-account” described below) in accordance with your current allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts, on a pro rata basis. If the entire account value is invested in the AST bond portfolio Sub-account, we will allocate according to your current allocation instructions.
We increase the amount of each guarantee that has not yet reached its maturity date, as well as the highest daily Account Value that we calculate to establish a guarantee, by the amount of each Purchase Payment (and associated Credits) made prior to the applicable maturity date. For example, if the effective date of the benefit was January 1, 2009, and there was an initial guaranteed amount that was set at $100,000 maturing January 1, 2019, and a second guaranteed amount that was set at $120,000 maturing January 1, 2020, then a $30,000 Purchase Payment made on March 30, 2010 would increase the guaranteed amounts to $130,000 and $150,000, respectively. As illustrated in the examples below, additional purchase payments also increase an amount we refer to as the “dollar-for-dollar corridor.”
We reflect the effect of withdrawals by reference to an amount called the “dollar-for-dollar corridor.” The dollar-for-dollar corridor is set initially to equal 5% of the initial guaranteed amount (i.e., 5% of the Account Value at benefit election). Each “benefit year” (i.e., a year that begins on the date of election of Highest Daily GRO and each anniversary thereafter), withdrawals that you make that are equal to or less than the dollar-for-dollar corridor reduce (i) the amount of the dollar-for-dollar corridor for that benefit year (ii) the amount of each outstanding guarantee amount, and (iii) the highest daily Account Value that we calculate to establish a guarantee, by the exact amount of the withdrawal. However, if you withdraw more than the dollar-for-dollar corridor in a given benefit year, we use the portion of the withdrawal that exceeded the dollar-for-dollar corridor to effect a proportional reduction to both the dollar-for-dollar corridor itself and each outstanding guaranteed amount, as well as the highest daily Account Value that we calculate to establish a guarantee. We calculate a proportional reduction by (i) identifying the amount of the withdrawal that exceeded the dollar-for-dollar corridor (the “excess withdrawal”) (ii) subtracting the dollar-for-dollar amount from the Account Value prior to the withdrawal (iii) dividing the excess withdrawal by the amount in (ii). We then use the resulting proportion to reduce each of the guaranteed amount, the highest daily Account Value that we calculate to establish a guarantee and the dollar for dollar corridor itself. See examples of this calculation below.
Any partial withdrawals in payment of any third party investment advisory service will be treated as withdrawals, and will reduce each applicable guaranteed amount and the dollar-for-dollar corridor in the manner indicated above.

EXAMPLES
The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the Highest Daily GRO benefit are October 13, 2008; 2.) an initial Purchase Payment of $250,000 (includes any Credits); 3.) an initial guarantee amount of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for Highest Daily GRO or other fees and charges.
Example 1. Dollar-for-dollar reduction
A $10,000 withdrawal is taken on November 29, 2008 (in the first Annuity Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Dollar-for-dollar Limit:

▪	The initial guarantee amount is reduced by the amount withdrawn (i.e., by $10,000, from $250,000 to $240,000).

▪	The remaining dollar-for-dollar limit (“Remaining Limit”) for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).
Example 2. Dollar-for-dollar and proportional reductions
A second $10,000 withdrawal is taken on December 18, 2008 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $180,000. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:

▪	The initial guarantee amount is first reduced by the Remaining Limit (from $240,000 to $237,500);

▪	The result is then further reduced by the ratio of A to B, where:

—	A is the amount withdrawn less the Remaining Limit ($10,000 – $2,500, or $7,500).

—	B is the Account Value less the Remaining Limit ($180,000 – $2,500, or $177,500).
The resulting initial guarantee amount is: $237,500 × (1 – $7,500 / $177,500), or $227,464.79.

▪	The Remaining Limit is set to zero (0) for the balance of the first Annuity Year.
The resulting dollar-for-dollar corridor for the next Annuity Year is calculated by multiplying the prior dollar-for-dollar corridor by the same ratio by which we reduce the Guarantee Amount above: $12,500 × (1 – $7,500 / $177,500), or $11,971.83.
Key Feature – Allocation of Account Value
HD GRO uses a predetermined mathematical formula to help manage your guarantees through all market cycles. The formula applicable to you may not be altered once you elect the benefit. This required formula helps us manage our financial exposure under HD GRO, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve Account Value, by transferring it to a more stable option (i.e., one or more specified bond portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond portfolios collectively as the “AST bond portfolio Sub-accounts”. The formula also contemplates the transfer of Account Value from an AST bond portfolio Sub-account to the other Sub-accounts. The formula is set forth in Appendix D of this prospectus. A summary description of each AST bond portfolio Sub-account appears within the prospectus section entitled “Investment Options.” In addition, you can find a copy of the AST bond portfolio prospectus by going to www.prudentialannuities.com.
For purposes of operating the HD GRO formula, we have included within each Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit. If you have elected HD GRO, you may have Account Value allocated to an AST bond portfolio Sub-account only by operation of the formula, and thus you may not allocate Purchase Payments to or make transfers to or from an AST bond portfolio Sub-account.
Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. The formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. On any day a transfer into or out of the AST bond portfolio Sub-account is made, the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the “current liability”, as described below. In the formula, we use the term “Transfer Account” to refer to the AST bond portfolio Sub-account to which a transfer would be made. As indicated, the formula and AST bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, the formula applicable to you under the benefit determines which AST bond portfolio Sub-account your Account Value is transferred to, and under what circumstances a transfer is made.
In general, the formula works as follows. Under the formula, Account Value will transfer between the “Permitted Sub-accounts” and an AST bond portfolio Sub-account when dictated by the pre-determined mathematical formula. On each Valuation Day, including the effective date of the benefit, the pre-determined mathematical formula is used to compare your Account Value to an amount based on the guarantees provided under the benefit. The formula determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value. Based on the formula, a determination is made as to whether any portion of your Account Value is to be transferred to or from the AST bond portfolio Sub-account. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as an amount that we refer to as the “Projected Future Guarantee.” The “Projected Future Guarantee” is an amount equal to the highest Account Value (adjusted for withdrawals, additional Purchase Payments, and any associated Credits as described in the section of the prospectus concerning HD GRO) within the current benefit year that would result in a new guarantee. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends 10 years from the next anniversary of the effective date of the benefit. As such, a Projected Future Guarantee could cause a transfer of Account Value into an AST bond portfolio Sub-account. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity. The amount that is transferred to and from the AST bond portfolio Sub-accounts pursuant to the formula depends upon the factors set forth in the bullet points below, some of which relate to the guarantee amount(s), including the Projected Future Guarantee.
For each outstanding guarantee and the Projected Future Guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable “discount rate”, would equal the applicable guarantee amount on the Maturity Date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the “current liability” in the formula. The formula compares the current liability to the amount of your Account Value held within the AST bond portfolio Sub-account and to your Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the current AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap feature discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within the Permitted Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Account Value from the AST bond portfolio Sub-account into the Permitted Sub-accounts, in the amount dictated by the formula.
As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Where you have not elected the 90% cap feature, at any given time, some, none, or all of your Account Value may be allocated to an AST bond portfolio Sub-account. For such elections, if your entire Account Value is transferred to an AST bond portfolio Sub-account, then based on the way the formula operates, the formula will not transfer amounts out of the AST bond portfolio Sub-account and the entire Account Value would remain in the AST bond portfolio Sub-account. If you make additional Purchase Payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional Purchase Payments may or may not cause the formula to transfer money into or out of the AST bond portfolio Sub-account. Once the Purchase Payments are allocated to your Annuity, they also will be subject to the formula, which may result in immediate transfers to or from the AST bond portfolio Sub-accounts, if dictated by the formula. If you have elected the 90% cap feature discussed below, at any given time, some, none, or most of your Account Value may be allocated to the AST bond portfolio Sub-accounts.
Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST bond portfolio Sub-accounts pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

▪	The difference between your Account Value and your guarantee amount(s);

▪	The amount of time until the maturity of your guarantee(s);

▪	The amount invested in, and the performance of, the Permitted Sub-accounts;

▪	The amount invested in, and the performance of, the AST bond portfolio Sub-accounts;

▪	The discount rate used to determine the present value of your guarantee(s);

▪	Additional Purchase Payments, if any, that you make to the Annuity; and

▪	Withdrawals, if any, taken from the Annuity.
Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the market recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected. The AST bond portfolio Sub-accounts are available only with certain optional living benefits, and you may not allocate Purchase Payments to or transfer Account Value to or from the AST bond portfolio Sub-accounts.
Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.
Election/Cancellation of the Benefit
We no longer permit new elections of Highest Daily GRO, except in certain states/jurisdictions. If you currently participate in Highest Daily GRO, your guarantees are unaffected by the fact that we no longer offer Highest Daily GRO.

If you wish, you may cancel the Highest Daily GRO benefit. You may then elect any other currently available living benefit, which is available to be added post issue on any Valuation Day after you have cancelled the Highest Daily GRO benefit, provided the request is received in good order (subject to state availability and in accordance with any applicable age requirements). Upon cancellation of Highest Daily GRO benefit, if only a portion of your Account Value is allocated to an AST Bond Portfolio Sub-account, we will transfer any Account Value that is held in such AST Bond Portfolio Sub-account to your elected Sub-accounts pro rata based on the Account Values in such Sub-accounts at that time, unless you are participating in any asset allocation program or automatic rebalancing program for which we are providing administrative support or unless we receive at our Service Office other instructions from you at the time you elect to cancel this benefit. If you are participating in any asset allocation program or automatic rebalancing program, we will transfer any such Account Value in accordance with that program. If your entire Account Value is allocated to an AST Bond Portfolio Sub-account, we will transfer your Account Value in accordance with your most recent allocation instructions, or, in the absence of such instructions, we will transfer on the Account Value held in the AST Bond Portfolio to the money-market portfolio.
Upon your election of another living benefit, Account Value may be transferred between the AST Bond Portfolio Sub-accounts or, depending on the benefits selected, the AST Investment Grade Bond Portfolio, and the Permitted Sub-accounts according to a pre-determined mathematical formula used with that benefit. It is possible that over time the formula could transfer some, most, or none of the Account Value to the AST Bond Portfolio Sub-accounts or depending on the benefits selected, the AST Investment Grade Bond Portfolio, under the newly-elected benefit. You also should be aware that upon cancellation of the Highest Daily GRO benefit, you will lose all guarantees that you had accumulated under the benefit. Thus, the guarantees under your newly-elected benefit will be based on your current Account Value. The benefit you elect or re-elect may be more expensive than the benefit you cancel. Once the Highest Daily GRO benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Highest Daily GRO benefit provided that the benefit you are looking to elect is available on a post- issue basis.
Highest Daily GRO will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or (d) upon full surrender of the Annuity. If you elect to terminate the benefit, Highest Daily GRO will no longer provide any guarantees. The charge for the Highest Daily GRO benefit will no longer be deducted from your Account Value upon termination of the benefit.
Special Considerations under Highest Daily GRO
This benefit is subject to certain rules and restrictions, including, but not limited to the following:

▪
Upon inception of the benefit, 100% of your Account Value must have been allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Option section of this prospectus. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the benefit.

▪	You cannot participate in any dollar cost averaging program that transfers Account Value from a fixed interest rate option to a Sub-account.

▪
Transfers from the other Sub-accounts to an AST bond portfolio Sub-account or from an AST bond portfolio Sub-account to the other Sub-accounts under the benefit will not count toward the maximum number of free transfers allowable under the Annuity.

▪	Any amounts applied to your Account Value by us on a maturity date will not be treated as “investment in the contract” for income tax purposes.

▪	As the time remaining until the applicable maturity date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.

▪
We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.

Charges under the Benefit
We deduct an annual charge equal to 0.60% (0.35%, for elections prior to May 1, 2009) of the daily net assets of the Sub-accounts (including each AST bond portfolio Sub-account) for participation in the Highest Daily GRO benefit. The charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed and (b) administration of the benefit. We reserve the right to increase this fee for newly-issued contracts or new elections of the benefit. The charges will not exceed the maximum charges shown in the section of this prospectus entitled “Summary of Contract Fees and Charges.” You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.
OPTIONAL 90% CAP FEATURE FOR HIGHEST DAILY GRO
If you currently own an Annuity and have elected the Highest Daily GRO benefit, you can elect this optional feature, at no additional cost, which utilizes a new mathematical formula. The predetermined mathematical formula is described below and will replace the “Transfer Calculation” portion of the mathematical formula currently used in connection with your benefit on a prospective basis. This election may only be made once and may not be revoked once elected. The new formula is set forth in Appendix D of this prospectus, and is described below. Only the election of the 90% cap feature will prevent all of your Account Value from being allocated to an AST bond portfolio Sub-account. If all of your Account Value is currently allocated to an AST bond portfolio Sub-account, it will not transfer back to the Permitted Sub-accounts unless you elect this 90% cap feature. If you make additional Purchase Payments, they may result in a transfer of Account Value.

As with the formula that does not include the 90% cap feature, the formula with the 90% cap feature determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as the “Projected Future Guarantee” (as described above).
Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. In the description of the formula in the next paragraph, we refer to the AST bond portfolio Sub-account in which you are invested immediately prior to any potential asset transfer as the “Current AST bond portfolio Sub-account.” The formula may dictate that a transfer out of the Current AST bond portfolio Sub-account be made, or alternatively may mandate a transfer into an AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the “current liability” (we refer to that Sub-account as the “Transfer AST bond portfolio Sub-account”). Note that if the Current AST bond portfolio Sub-account is associated with the current liability, then that Sub-account would be the Transfer AST bond portfolio Sub-account, and we would simply transfer additional assets into the Sub-account if dictated by the formula.
Under the new formula, the formula will not execute a transfer to the Transfer AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the Transfer AST bond portfolio Sub-account (“90% cap feature”). Thus, on any Valuation Day, if the formula would require a transfer to the Transfer AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the Transfer AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Transfer AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the Transfer AST bond portfolio Sub-account will not be made (regardless of the performance of the Transfer AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a formula-initiated transfer out of the Transfer AST bond portfolio Sub-account. Once this transfer occurs out of the Transfer AST bond portfolio Sub-account, future amounts may be transferred to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature). At no time will the formula make a transfer to the Transfer AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the Transfer AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the Transfer AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Transfer AST bond portfolio Sub-account.
If you make additional purchase payments to your Annuity while the transfer restriction of the 90% cap feature is in effect, the formula will not transfer any of such additional purchase payments to the Transfer AST bond portfolio Sub-account at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the Transfer AST bond portfolio Sub-account, and the formula will still not transfer any of your Account Value to the Transfer AST bond portfolio Sub-account (at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account).
For example,

▪
March 19, 2010 – a transfer is made that results in the 90% cap feature being met and now $90,000 is allocated to the Transfer AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

▪
March 20, 2010 – you make an additional purchase payment of $10,000. No transfers have been made from the Transfer AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2010.

▪
As of March 20, 2010 (and at least until first a transfer is made out of the Transfer AST bond portfolio Sub-account under the formula) the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the Transfer AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the Transfer AST bond portfolio Sub-account).

▪
Once there is a transfer out of the Transfer AST bond portfolio Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature).

If at the time you elect the 90% cap feature, more than 90% of your Account Value is allocated to an AST bond portfolio Sub-account used with the benefit, a transfer will be made from the AST bond portfolio Sub-account such that Account Value will be allocated 90% to the AST bond portfolio Sub-account and 10% will be allocated to your elected Sub-accounts. Amounts to be transferred from the AST bond portfolio Sub-account to your elected Sub-accounts will be transferred according to the following “hierarchy” (i.e., if a given item is inapplicable, we use the next instruction that is applicable): (a) the percentages dictated by any existing asset allocation program; or (b) the percentages dictated by any automatic rebalancing program; or (c) pro-rata according to amounts currently held in your elected Sub-accounts; or (d) according to the currently-effective allocation instructions used for the allocation of subsequent Purchase Payments. It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amount of such additional transfer(s) will vary. If, on the date this feature is elected, 100% of your Account Value is allocated to the Transfer AST bond portfolio Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts.
It is possible that an additional transfer to the Permitted Sub-accounts could occur the following Valuation Day(s), and in some instances (based upon the formula) the additional transfer(s) could be large. Thereafter, your Account Value can be transferred between the Transfer AST bond portfolio Sub-account and your Permitted Sub-accounts as frequently as daily, based on what the formula prescribes.

Once the transfer restriction of the 90% cap feature is triggered, future transfers into the Transfer AST bond portfolio Sub-account will not be made (regardless of the performance of the Transfer AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account. Once this transfer occurs out of the Transfer AST bond portfolio Sub-account, future amounts may be transferred to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature).
Important Considerations When Electing this Feature:

•	At any given time, some, most or none of your Account Value may be allocated to the Transfer AST bond portfolio Sub-account.

•
Please be aware that because of the way the 90% cap feature mathematical formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the Transfer AST bond portfolio Sub-account.

•
If this feature is elected, any Account Value transferred to the Permitted Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending on the performance of the Permitted Sub-accounts you select.

Your election of the 90% cap feature will not result in your losing the guarantees you had accumulated under your existing Highest Daily GRO benefit.
GUARANTEED MINIMUM INCOME BENEFIT (GMIB)
The Guaranteed Minimum Income Benefit is no longer available for new elections.
The Guaranteed Minimum Income Benefit is an optional benefit that, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on a guaranteed minimum value (called the “Protected Income Value”) that increases after the waiting period begins, regardless of the impact of Sub-account performance on your Account Value. The benefit may be appropriate for you if you anticipate using your Annuity as a future source of periodic fixed income payments for the remainder of your life and wish to ensure that the basis upon which your income payments will be calculated will achieve at least a minimum amount despite fluctuations in Sub-account performance. There is an additional charge if you elected the GMIB benefit.
Key Feature – Protected Income Value
The Protected Income Value is the minimum amount that we guarantee will be available (net of any applicable Tax Charge), after a waiting period of at least seven years, as a basis to begin receiving fixed annuity payments. The Protected Income Value is initially established on the effective date of the GMIB benefit and is equal to your Account Value on such date. Currently, since the GMIB benefit may only be elected at issue, the effective date is the Issue Date of your Annuity. The Protected Income Value is increased daily based on an annual growth rate of 5%, subject to the limitations described below. The Protected Income Value is referred to as the “Protected Value” in the rider we issue for this benefit. The 5% annual growth rate is referred to as the “Roll-Up Percentage” in the rider we issue for this benefit.
The Protected Income Value is subject to a limit of 200% (2X) of the sum of the Protected Income Value established on the effective date of the GMIB benefit, or the effective date of any step-up value, plus any additional purchase payments (and any Credit that is applied to such purchase payments in the case of X Series) made after the waiting period begins (“Maximum Protected Income Value”), minus the impact of any withdrawals (as described below in “Impact of Withdrawals on the Protected Income Value”) you make from your Annuity after the waiting period begins.

▪
Subject to the maximum age/durational limits described immediately below, we will no longer increase the Protected Income Value by the 5% annual growth rate once you reach the Maximum Protected Income Value. However, we will increase the Protected Income Value by the amount of any additional purchase payments after you reach the Maximum Protected Income Value. Further, if you make withdrawals after you reach the Maximum Protected Income Value, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.

▪
Subject to the Maximum Protected Income Value, we will no longer increase the Protected Income Value by the 5% annual growth rate after the later of the anniversary date on or immediately following the Annuitant’s 80th birthday or the 7th anniversary of the later of the effective date of the GMIB benefit or the effective date of the most recent step-up. However, we will increase the Protected Income Value by the amount of any additional purchase payments (and any Credit that is applied to such purchase payments in the case of X Series). Further, if you make withdrawals after the Annuitant reaches the maximum age/duration limits, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.

▪
Subject to the Maximum Protected Income Value, if you make an additional Purchase Payment, we will increase the Protected Income Value by the amount of the Purchase Payment (and any Credit that is applied to such Purchase Payment in the case of X Series) and will apply the 5% annual growth rate on the new amount from the date the Purchase Payment is applied.

▪
As described below, after the waiting period begins, cumulative withdrawals each Annuity Year that are up to 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value by the amount of the withdrawal. Cumulative withdrawals each Annuity Year in excess of 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value proportionately. All withdrawals after the Maximum Protected Income Value is reached will reduce the Protected Income Value proportionately. The 5% annual growth rate will be applied to the reduced Protected Income Value from the date of the withdrawal.

Stepping-Up the Protected Income Value – You may elect to “step-up” or “reset” your Protected Income Value if your Account Value is greater than the current Protected Income Value. Upon exercise of the step-up provision, your initial Protected Income Value will be reset equal to your current Account Value. From the date that you elect to step-up the Protected Income Value, we will apply the 5% annual growth rate to the stepped-

up Protected Income Value, as described above. You can exercise the step-up provision twice while the GMIB benefit is in effect, and only while the Annuitant is less than age 76.

▪
A new seven-year waiting period will be established upon the effective date of your election to step-up the Protected Income Value. You cannot exercise your right to begin receiving annuity payments under the GMIB benefit until the end of the new waiting period. In light of this waiting period upon resets, it is not recommended that you reset your GMIB if the required beginning date under IRS minimum distribution requirements would commence during the 7-year waiting period. See “Tax Considerations” section in this prospectus for additional information on IRS requirements.

▪
The Maximum Protected Income Value will be reset as of the effective date of any step-up. The new Maximum Protected Income Value will be equal to 200% of the sum of the Protected Income Value as of the effective date of the step-up plus any subsequent purchase payments (and any Credit that is applied to such purchase payments in the case of X Series), minus the impact of any withdrawals after the date of the step-up.

▪	When determining the guaranteed annuity purchase rates for annuity payments under the GMIB benefit, we will apply such rates based on the number of years since the most recent step-up.

▪
If you elect to step-up the Protected Income Value under the benefit, and on the date you elect to step-up, the charges under the GMIB benefit have changed for new purchasers, your benefit may be subject to the new charge going forward.

▪	A step-up will increase the dollar for dollar limit on the anniversary of the Issue Date of the Annuity following such step-up.
Impact of Withdrawals on the Protected Income Value – Cumulative withdrawals each Annuity Year up to 5% of the Protected Income Value will reduce the Protected Income Value on a “dollar-for-dollar” basis (the Protected Income Value is reduced by the actual amount of the withdrawal). Cumulative withdrawals in any Annuity Year in excess of 5% of the Protected Income Value will reduce the Protected Income Value proportionately (see the examples of this calculation below). The 5% annual withdrawal amount is determined on each anniversary of the Issue Date (or on the Issue Date for the first Annuity Year) and applies to any withdrawals during the Annuity Year. This means that the amount available for withdrawals each Annuity Year on a “dollar-for-dollar” basis is adjusted on each Annuity anniversary to reflect changes in the Protected Income Value during the prior Annuity Year.
The Maximum Protected Income Value is reduced by the same dollar-for-dollar amount as the Protected Income Value is reduced and the same proportional percentage as the Protected Income Value is reduced.
The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GMIB benefit are October 13, 2005; 2.) an initial Purchase Payment of $250,000 (includes any Credits in the case of X Series); 3.) an initial Protected Income Value of $250,000; 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000); and 5.) a Maximum Protected Income Value of $500,000 (200% of the initial Protected Income Value). The values set forth here are purely hypothetical and do not reflect the charge for GMIB or any other fees and charges.
Example 1. Dollar-for-dollar reduction
A $10,000 withdrawal is taken on November 13, 2005 (in the first Annuity Year). No prior withdrawals or step-ups have been taken. Immediately prior to the withdrawal, the Protected Income Value is $251,038.10 (the initial value accumulated for 31 days at an annual effective rate of 5%). As the amount withdrawn is less than the dollar-for-dollar limit:

▪	The Protected Income Value is reduced by the amount withdrawn (i.e., by $10,000, from $251,038.10 to $241,038.10).

▪	The Maximum Protected Income Value is reduced by the amount withdrawn (i.e., by $10,000 from $500,000.00 to $490,000.00).

▪	The remaining dollar-for-dollar limit (“Remaining Limit”) for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).
Example 2. Dollar-for-dollar and proportional reductions
A second $10,000 withdrawal is taken on December 13, 2005 (still within the first Annuity Year). Immediately before the withdrawal, the Account Value is $220,000, the Protected Income Value is $242,006.64 and the Maximum Protected Income Value is $490,000.00. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:

▪	The Protected Income Value is first reduced by the Remaining Limit (from $242,006.64 to $239,506.64);

▪	The result is then further reduced by the ratio of A to B, where:

—	A is the amount withdrawn less the Remaining Limit ($10,000 – $2,500, or $7,500).

—	B is the Account Value less the Remaining Limit ($220,000 – $2,500, or $217,500).
The resulting Protected Income Value is: $239,506.64 X (1 – $7,500 / $217,500), or $231,247.79.

▪
The Maximum Protected Income Value is reduced first by the same dollar amount as the Protected Income Value ($490,000.00 – $2,500 or $487,500.00) and by the same proportion as for the Protected Income Value ($487,500.00 X 0.9655 or $470,689.66).

▪	The Remaining Limit is set to zero (0) for the balance of the first Annuity Year.

Example 3. Reset of the dollar-for-dollar limit
A $10,000 withdrawal is made on the first anniversary of the Issue Date, October 13, 2006 (second Annuity Year). Prior to the withdrawal, the Protected Income Value is $240,838.37 and the Maximum Protected Income Value is $470,689.66. The Remaining Limit is reset to 5% of the Protected Income Value amount, or $12,041.92. As the amount withdrawn is less than the dollar-for-dollar limit:

▪	The Protected Income Value is reduced by the amount withdrawn (i.e., reduced by $10,000, from $240,838.37 to $230,838.37).

▪	The Maximum Protected Income Value is also reduced by the amount withdrawn (i.e., by $10,000 from $470,689.66, to $460,689.66).

▪	The Remaining Limit for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $12,041.92 to $2,041.92).
Key Feature – GMIB Annuity Payments
You can elect to apply the Protected Income Value to one of the available GMIB Annuity Payment Options on any anniversary date following the initial waiting period, or any subsequent waiting period established upon your election to step-up the Protected Income Value. Once you have completed the waiting period, you will have a 30-day period each year, prior to the Annuity anniversary, during which you may elect to begin receiving annuity payments under one of the available GMIB Annuity Payment Options. You must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity’s Issue Date on or immediately following the Annuitant’s or your 95th birthday (whichever is sooner), except for Annuities used as a funding vehicle for an IRA, SEP IRA or 403(b), in which case you must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity’s Issue Date on or immediately following the Annuitant’s 92nd birthday.
Your Annuity or state law may require you to begin receiving annuity payments at an earlier date.
The amount of each GMIB Annuity Payment will be determined based on the age and, where permitted by law, sex of the Annuitant by applying the Protected Income Value (net of any applicable Tax Charge that may be due) to the GMIB Annuity Payment Option you choose. We use special annuity purchase rates to calculate the amount of each payment due under the GMIB Annuity Payment Options. These special rates for the GMIB Annuity Payment Options are calculated using an assumed interest rate factor that provides for lower growth in the value applied to produce annuity payments than if you elected an annuity payment option that is not part of the GMIB benefit. These special rates also are calculated using other factors such as “age setbacks” (use of an age lower than the Annuitant’s actual age) that result in lower payments than would result if you elected an annuity payment option that is not part of the GMIB benefit. Use of an age setback entails a longer assumed life for the Annuitant which in turn results in lower annuity payments.
On the date that you elect to begin receiving GMIB Annuity Payments, we guarantee that your payments will be calculated based on your Account Value and our then current annuity purchase rates if the payment amount calculated on this basis would be higher than it would be based on the Protected Income Value and the special GMIB annuity purchase rates.
GMIB Annuity Payment Option 1 – Payments for Life with a Certain Period
Under this option, monthly annuity payments will be made until the death of the Annuitant. If the Annuitant dies before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.
GMIB Annuity Payment Option 2 – Payments for Joint Lives with a Certain Period
Under this option, monthly annuity payments will be made until the death of both the Annuitant and the Joint Annuitant. If the Annuitant and the Joint Annuitant die before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.

▪
If the Annuitant dies first, we will continue to make payments until the later of the death of the Joint Annuitant and the end of the period certain. However, if the Joint Annuitant is still receiving annuity payments following the end of the certain period, we will reduce the amount of each subsequent payment to 50% of the original payment amount.

▪	If the Joint Annuitant dies first, we will continue to make payments until the later of the death of the Annuitant and the end of the period certain.
You cannot withdraw your Account Value or the Protected Income Value under either GMIB Annuity Payment Option once annuity payments have begun. We may make other payout frequencies available, such as quarterly, semi-annually or annually.
Other Important Considerations
You should note that GMIB is designed to provide a type of insurance that serves as a safety net only in the event your Account Value declines significantly due to negative investment performance. If your Account Value is not significantly affected by negative investment performance, it is unlikely that the purchase of the GMIB will result in your receiving larger annuity payments than if you had not purchased GMIB. This is because the assumptions that we use in computing the GMIB, such as the annuity purchase rates, (which include assumptions as to age-setbacks and assumed interest rates), are more conservative than the assumptions that we use in computing annuity payout options outside of GMIB. Therefore, you may generate higher income payments if you were to annuitize a lower Account Value at the current annuity purchase rates, than if you were to annuitize under the GMIB with a higher Protected Value than your Account Value but, at the annuity purchase rates guaranteed under the GMIB. The GMIB benefit does not directly affect an Annuity’s Account Value, Surrender Value or the amount payable under either the basic Death Benefit provision of the Annuity or any optional Death Benefit provision. If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Income Value. The Protected Income Value is only applicable if you elect to begin receiving annuity payments under one of the GMIB annuity options after the waiting period.

▪	Each Annuity offers other annuity payment options that you can elect which do not impose an additional charge, but which do not offer to guarantee a minimum value on which to make annuity payments.

▪
Where allowed by law, we reserve the right to limit subsequent purchase payments if we determine, at our sole discretion, that based on the timing of your purchase payments and withdrawals, your Protected Income Value is increasing in ways we did not intend. In determining whether to limit purchase payments, we will look at purchase payments which are disproportionately larger than your initial Purchase Payment and other actions that may artificially increase the Protected Income Value.

▪
We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.

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If you change the Annuitant after the effective date of the GMIB benefit, the period of time during which we will apply the 5% annual growth rate may be changed based on the age of the new Annuitant. If the new Annuitant would not be eligible to elect the GMIB benefit based on his or her age at the time of the change, then the GMIB benefit will terminate.

▪	Annuity payments made under the GMIB benefit are subject to the same tax treatment as any other annuity payment.

▪
At the time you elect to begin receiving annuity payments under the GMIB benefit or under any other annuity payment option we make available, the protection provided by an Annuity’s basic Death Benefit or any optional Death Benefit provision you elected will no longer apply.

Election of the Benefit
The GMIB benefit is no longer available for election. If you currently participate in GMIB, your existing guarantees are unaffected by the fact that we no longer offer GMIB.
Termination of the Benefit
The GMIB benefit cannot be terminated by the Owner once elected. The GMIB benefit automatically terminates as of the date your Annuity is fully surrendered, on the date the Death Benefit is payable to your Beneficiary (unless your surviving spouse elects to continue your Annuity), or on the date that your Account Value is transferred to begin making annuity payments. The GMIB benefit may also be terminated if you designate a new Annuitant who would not be eligible to elect the GMIB benefit based on his or her age at the time of the change.
Upon termination of the GMIB benefit we will deduct the charge from your Account Value for the portion of the Annuity Year since the prior anniversary of the Annuity’s Issue Date (or the Issue Date if in the first Annuity Year).
Charges under the Benefit
Currently, we deduct a charge equal to 0.50% per year of the average Protected Income Value for the period the charge applies. Because the charge is calculated based on the average Protected Income Value, it does not increase or decrease based on changes to the Annuity’s Account Value due to Sub-account performance. The dollar amount you pay each year will increase in any year the Protected Income Value increases, and it will decrease in any year the Protected Income Value decreases due to withdrawal, irrespective of whether your Account Value increases or decreases.
The charge is deducted annually in arrears each Annuity Year on the anniversary of the Issue Date of an Annuity. We deduct the amount of the charge pro-rata from the Account Value allocated to the Sub-accounts and the Fixed Allocations. If you surrender your Annuity, begin receiving annuity payments under the GMIB benefit or any other annuity payment option we make available during an Annuity Year, or the GMIB benefit terminates, we will deduct the charge for the portion of the Annuity Year since the prior anniversary of the Annuity’s Issue Date (or the Issue Date if in the first Annuity Year).
No charge applies after the Annuity Date.
LIFETIME FIVE INCOME BENEFIT (LIFETIME FIVE)
The Lifetime Five Income Benefit is no longer being offered. Lifetime Five could have been elected only where the Annuitant and the Owner were the same person or, if the Annuity Owner is an entity, where there was only one Annuitant. The Annuitant must have been at least 45 years old when the benefit is elected. The Lifetime Five Income Benefit was not available if you elected any other optional living benefit. As long as your Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this benefit.
The benefit guarantees your ability to withdraw amounts equal to a percentage of an initial principal value (called the “Protected Withdrawal Value”), regardless of the impact of Sub-account performance on your Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. There are two options – one is designed to provide an annual withdrawal amount for life (the “Life Income Benefit”) and the other is designed to provide a greater annual withdrawal amount as long as there is Protected Withdrawal Value (adjusted as described below) (the “Withdrawal Benefit”). If there is no Protected Withdrawal Value, the withdrawal benefit will be zero. You do not choose between these two options; each option will continue to be available as long as your Annuity has an Account Value and the Lifetime Five is in effect. Certain benefits under Lifetime Five may remain in effect even if the Account Value of your Annuity is zero. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is used to determine the amount of each annual payment under the Life Income Benefit and the Withdrawal Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under your Annuity following your election of Lifetime Five. The initial Protected Withdrawal Value is equal to the greatest of (A) the Account Value on the date you elect Lifetime Five, plus any additional purchase payments, as applicable, each growing at 5% per year from the date of your election of the benefit, or application of the Purchase Payment to your Annuity until the date of your first withdrawal or the 10th anniversary of the benefit effective date, if earlier (B) the Account Value on the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary, plus subsequent purchase payments prior to the first withdrawal or the 10th anniversary of the benefit effective date, if earlier. With respect to (A) and (C) above, after the 10th anniversary of the benefit effective date, each value is increased by the amount of any subsequent purchase payments. With respect to X Series, Credits are added to purchase payments for purposes of calculating the Protected Withdrawal Value, the Annual Income Amount and the Annual Withdrawal Amount (see below for a description of Annual Income Amount and Annual Withdrawal Amount).

▪	If you elected the Lifetime Five benefit at the time you purchased your Annuity, the Account Value was your initial Purchase Payment.

▪	If you make additional purchase payments after your first withdrawal, the Protected Withdrawal Value will be increased by the amount of each additional Purchase Payment.
The Protected Withdrawal Value is reduced each time a withdrawal is made on a dollar-for-dollar basis up to the Annual Withdrawal Amount, per Annuity Year, of the Protected Withdrawal Value and on the greater of a dollar-for-dollar basis or a pro rata basis for withdrawals in an Annuity Year in excess of that amount until the Protected Withdrawal Value is reduced to zero. At that point the Annual Withdrawal Amount will be zero until such time (if any) as the Annuity reflects a Protected Withdrawal Value (for example, due to a step-up or additional purchase payments being made into the Annuity).
Step-Up of the Protected Withdrawal Value
You may elect to step-up your Protected Withdrawal Value if, due to positive Sub-account performance, your Account Value is greater than the Protected Withdrawal Value.

▪	You are eligible to step-up the Protected Withdrawal Value on or after the 1st anniversary of the first withdrawal under the Lifetime Five benefit

▪	The Protected Withdrawal Value can be stepped up again on or after the 1st anniversary of the preceding step-up
If you elect to step-up the Protected Withdrawal Value under the benefit, and on the date you elect to step-up, the charges under the Lifetime Five benefit have changed for new purchasers, your benefit may be subject to the new charge at the time of step-up. Upon election of the step-up, we increase the Protected Withdrawal Value to be equal to the then current Account Value. For example, assume your initial Protected Withdrawal Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Withdrawal Value to $60,000. On the date you are eligible to step-up the Protected Withdrawal Value, your Account Value is equal to $75,000. You could elect to step-up the Protected Withdrawal Value to $75,000 on the date you are eligible. If your current Annual Income Amount and Annual Withdrawal Amount are less than they would be if we did not reflect the step-up in Protected Withdrawal Value, then we will increase these amounts to reflect the step-up as described below.
An optional automatic step-up (“Auto Step-Up”) feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force.
If you elected the Auto Step-Up feature:

▪
the first Auto Step-Up opportunity will occur on the 1st Annuity Anniversary that is at least one year after the later of (1) the date of the first withdrawal under the Lifetime Five Benefit or (2) the most recent step-up

▪	your Protected Withdrawal Value will only be stepped-up if 5% of the Account Value is greater than the Annual Income Amount by any amount

▪
if at the time of the first Auto Step-Up opportunity, 5% of the Account Value is not greater than the Annual Income Amount, an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs

▪	once a step-up occurs, the next Auto Step-Up opportunity will occur on the 1st Annuity Anniversary that is at least one year after the most recent step-up
If on the date that we implement an Auto Step-Up to your Protected Withdrawal Value, the charge for Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Protected Withdrawal Value even if you elect the Auto Step-Up feature.

Key Feature – Annual Income Amount under the Life Income Benefit
The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active. Under the Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. A withdrawal can be considered Excess Income under the Life Income Benefit even though it does not exceed the Annual Withdrawal Amount under the Withdrawal Benefit. When you elect a step-up (or an auto step-up is effected), your Annual Income Amount increases to equal 5% of your Account Value after the step-up, adjusted for withdrawals within the current annuity year, if such amount is greater than your Annual Income Amount. Your Annual Income Amount also increases if you make additional purchase payments. The amount of the increase is equal to 5% of any additional purchase payments (and any associated Credit with respect to X Series). Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.
Key Feature – Annual Withdrawal Amount under the Withdrawal Benefit
The initial Annual Withdrawal Amount is equal to 7% of the initial Protected Withdrawal Value. Under the Lifetime Five benefit, if your cumulative withdrawals each Annuity Year are less than or equal to the Annual Withdrawal Amount, your Protected Withdrawal Value will be reduced on a dollar-for-dollar basis. If your cumulative withdrawals are in excess of the Annual Withdrawal Amount (“Excess Withdrawal”), your Annual Withdrawal Amount will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Withdrawal to the Account Value immediately prior to such withdrawal (see the examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. When you elect a step-up (or an auto step-up is effected), your Annual Withdrawal Amount increases to equal 7% of your Account Value after the step-up, adjusted for withdrawals within the current annuity year, if such amount is greater than your Annual Withdrawal Amount. Your Annual Withdrawal Amount also increases if you make additional purchase payments. The amount of the increase is equal to 7% of any additional purchase payments (and any associated Credit with respect to X Series). A determination of whether you have exceeded your Annual Withdrawal Amount is made at the time of each withdrawal; therefore, a subsequent increase in the Annual Withdrawal Amount will not offset the effect of a withdrawal that exceeded the Annual Withdrawal Amount at the time the withdrawal was made.
The Lifetime Five benefit does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount and the Annual Withdrawal Amount. You are not required to withdraw all or any portion of the Annual Withdrawal Amount or Annual Income Amount in each Annuity Year.

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If, cumulatively, you withdraw an amount less than the Annual Withdrawal Amount under the Withdrawal Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Withdrawal Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Withdrawal Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.

▪
If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Income Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.

Examples of Withdrawals
The following examples of dollar-for-dollar and proportional reductions of the Protected Withdrawal Value, Annual Withdrawal Amount and Annual Income Amount assume: 1.) the Issue Date and the Effective Date of the Lifetime Five benefit are February 1, 2005; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; and 4.) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000. The values set forth here are purely hypothetical, and do not reflect the charge for Lifetime Five or any other fees and charges.
The initial Protected Withdrawal Value is calculated as the greatest of (a), (b) and (c):

(a)	Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 X 1.05^(393/365) = $263,484.33

(b)	Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000

(c)	Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000
Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Withdrawal Amount is equal to $18,550 under the Withdrawal Benefit (7% of $265,000). The Annual Income Amount is equal to $13,250 under the Life Income Benefit (5% of $265,000).

Example 1. Dollar-for-dollar reduction
If $10,000 was withdrawn (less than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:

▪	Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 – $10,000 = $8,550.

▪	Annual Withdrawal Amount for future Annuity Years remains at $18,550.

▪	Remaining Annual Income Amount for current Annuity Year = $13,250 – $10,000 = $3,250.

▪	Annual Income Amount for future Annuity Years remains at $13,250.

▪	Protected Withdrawal Value is reduced by $10,000 from $265,000 to $255,000
Example 2. Dollar-for-dollar and proportional reductions

(a)	If $15,000 was withdrawn (more than the Annual Income Amount but less than the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:

▪	Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 – $15,000 = $3,550. Annual Withdrawal Amount for future Annuity Years remains at $18,550

▪	Remaining Annual Income Amount for current Annuity Year = $0
Excess of withdrawal over the Annual Income Amount ($15,000 – $13,250 = $1,750) reduces Annual Income Amount for future Annuity Years.

▪	Reduction to Annual Income Amount = Excess Income/Account Value before Excess Income X Annual Income Amount = $1,750/($263,000 – $13,250) X $13,250 = $93
Annual Income Amount for future Annuity Years = $13,250 – $93 = $13,157

▪	Protected Withdrawal Value is reduced by $15,000 from $265,000 to $250,000

(b)	If $25,000 was withdrawn (more than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:

▪	Remaining Annual Withdrawal Amount for current Annuity Year = $0
Excess of withdrawal over the Annual Withdrawal Amount ($25,000 – $18,550 = $6,450) reduces Annual Withdrawal Amount for future Annuity Years.

▪	Reduction to Annual Withdrawal Amount = Excess Withdrawal/Account Value before Excess Withdrawal X Annual Withdrawal Amount = $6,450/($263,000 – $18,550) X $18,550 = $489
Annual Withdrawal Amount for future Annuity Years = $18,550 – $489 = $18,061

▪	Remaining Annual Income Amount for current Annuity Year = $0
Excess of withdrawal over the Annual Income Amount ($25,000 – $13,250 = $11,750) reduces Annual Income Amount for future Annuity Years.

▪	Reduction to Annual Income Amount = Excess Income/Account Value before Excess Income X Annual Income Amount = $11,750/($263,000 – $13,250) X $13,250 = $623.
Annual Income Amount for future Annuity Years = $13,250 – $623 = $12,627

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Protected Withdrawal Value is first reduced by the Annual Withdrawal Amount ($18,550) from $265,000 to $246,450. It is further reduced by the greater of a dollar-for-dollar reduction or a proportional reduction. Dollar-for-dollar reduction = $25,000 – $18,550 = $6,450

▪
Proportional reduction = Excess Withdrawal/Account Value before Excess Withdrawal X Protected Withdrawal Value = $6,450/($263,000 – $18,550) X $246,450 = $6,503 Protected Withdrawal Value = $246,450 – max {$6,450, $6,503} = $239,947

Benefits Under the Lifetime Five Benefit

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If your Account Value is equal to zero, and the cumulative withdrawals in the current Annuity Year are greater than the Annual Withdrawal Amount, the Lifetime Five benefit will terminate. To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under both the Life Income Benefit and the Withdrawal Benefit, you will be given the choice of receiving the payments under the Life Income Benefit or under the Withdrawal Benefit. Thus, in that scenario, the remaining amounts under the Life Income Benefit and the Withdrawal Benefit would be payable even though your Account Value was reduced to zero. Once you make this election we will make an additional payment for that Annuity Year equal to either the remaining Annual Income Amount or Annual Withdrawal Amount for the Annuity Year, if any, depending on the option you choose. In subsequent Annuity Years we make payments that equal either the Annual Income Amount or the Annual Withdrawal Amount as described in this Prospectus. You will not be able to change the option after your election and no further purchase payments will be accepted under your Annuity. If you do not make an election, we will pay you annually under the Life Income Benefit. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount but less than or equal to the Annual Withdrawal Amount and amounts are still payable under the Withdrawal Benefit, you will receive the payments under the Withdrawal Benefit. In the year of a withdrawal that reduced your Account Value to zero, we will make an additional payment to equal any remaining Annual Withdrawal Amount and make payments equal to the Annual Withdrawal Amount in each subsequent year (until the Protected Withdrawal Value is depleted). Once your Account Value equals zero no further purchase payments will be accepted under your Annuity.

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If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years or any remaining Protected Withdrawal Value, you can elect one of the following three options:

(1)	apply your Account Value to any annuity option available; or

(2)	request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We make such annuity payments until the Annuitant’s death; or

(3)
request that, as of the date annuity payments are to begin, we pay out any remaining Protected Withdrawal Value as annuity payments. Each year such annuity payments will equal the Annual Withdrawal Amount or the remaining Protected Withdrawal Value if less. We make such annuity payments until the earlier of the Annuitant’s death or the date the Protected Withdrawal Value is depleted.

We must receive your request in a form acceptable to us at our office.

▪
In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a single life fixed annuity with five payments certain using the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

(1)
the present value of future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

(2)	the Account Value.

▪
If no withdrawal was ever taken, we will determine a Protected Withdrawal Value and calculate an Annual Income Amount and an Annual Withdrawal Amount as if you made your first withdrawal on the date the annuity payments are to begin.

Other Important Considerations

▪	Withdrawals under the Lifetime Five benefit are subject to all of the terms and conditions of your Annuity, including any applicable CDSC.

▪
Withdrawals made while the Lifetime Five benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under your Annuity. The Lifetime Five benefit does not directly affect your Annuity’s Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.

▪
You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Lifetime Five benefit. The Lifetime Five benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Protected Withdrawal Value or Annual Income Amount in the form of periodic benefit payments.

▪
You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking withdrawals.

▪	If you are taking your entire Annual Income Amount or Annual Withdrawal Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.

▪
In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional purchase payments may be subject to the new investment limitations.

▪
You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

▪
The Basic Death Benefit will terminate if withdrawals taken under the Lifetime Five benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Lifetime Five benefit cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)

Election of the Benefit
We no longer permit elections of Lifetime Five. If you wish, you may cancel the Lifetime Five benefit. You may then elect any other currently available living benefit on the Valuation Day after you have cancelled the Lifetime Five benefit provided the request is received in good order (subject to state availability and in accordance with any applicable age requirements). Once the Lifetime Five benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Lifetime Five benefit provided that the benefit you are looking to elect is available on a post- issue basis. If you cancel Lifetime Five, you lose all guarantees under the benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. Any such new benefit may be more expensive.
Termination of the Benefit
The benefit terminates automatically when your Protected Withdrawal Value and Annual Income Amount equal zero. You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective. The benefit terminates upon your surrender of your Annuity, upon the death of the Annuitant, upon a change in ownership of your Annuity that changes the tax identification number of the Owner, upon change in the Annuitant or upon your election to begin receiving annuity payments. While you may terminate your benefit at any time, we may not terminate the benefit other than in the circumstances listed above.
The charge for the Lifetime Five benefit will no longer be deducted from your Account Value upon termination of the benefit.
Additional Tax Considerations
If you purchase an Annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70  1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime. The amount required under the Code may exceed the Annual Withdrawal Amount and the Annual Income Amount, which will cause us to increase the Annual Income Amount and the Annual Withdrawal Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value.
As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of this prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.
SPOUSAL LIFETIME FIVE INCOME BENEFIT (SPOUSAL LIFETIME FIVE)
The Spousal Lifetime Five benefit is no longer being offered. Spousal Lifetime Five must have been elected based on two Designated Lives, as described below. Each Designated Life must have been at least 55 years old when the benefit was elected. The Spousal Lifetime Five benefit was not available if you elected any other optional living benefit or optional death benefit. As long as your Spousal Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this benefit.
The benefit guarantees until the later death of two natural persons that are each other’s spouses at the time of election of Spousal Lifetime Five (the “Designated Lives”, each a “Designated Life”) the ability to withdraw an annual amount (“Spousal Life Income Benefit”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The Spousal Life Income Benefit may remain in effect even if the Account Value of the Annuity is zero. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Life Income Benefit after the death of the first. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under the Spousal Lifetime Income Benefit when and if your Account Value is reduced to zero (unless the benefit has terminated).
Key Feature – Initial Protected Withdrawal Value
The Protected Withdrawal Value is used to determine the amount of each annual payment under the Spousal Life Income Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under the Annuity following your election of Spousal Lifetime Five. The initial Protected Withdrawal Value is equal to the greatest of (A) the Account Value on the date you elect Spousal Lifetime Five, plus any additional purchase payments as applicable, each growing at 5% per year from the date of your election of the benefit, or application of the Purchase Payment to your Annuity, until the date of your first withdrawal or the 10th anniversary of the benefit effective date, if earlier (B) the Account Value on the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary, plus subsequent purchase payments prior to the first withdrawal or the 10th anniversary of the benefit effective date, if earlier. With respect to (A) and (C) above, after the 10th anniversary of the benefit effective date, each value is increased by the amount of any subsequent purchase payments. With respect to X Series, Credits are added to purchase payments for purposes of calculating the Protected Withdrawal Value and the Annual Income Amount (see below for a description of Annual Income Amount).
Key Feature – Annual Income Amount under the Spousal Lifetime Five Income Benefit
The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active. Under the Spousal Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Spousal Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative withdrawals are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. The Spousal Lifetime Five benefit does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount.
Step-Up of Annual Income Amount
You may elect to step-up your Annual Income Amount if, due to positive Sub-account performance, 5% of your Account Value is greater than the Annual Income Amount. You are eligible to step-up the Annual Income Amount on or after the 1st anniversary of the first withdrawal under the Spousal Lifetime Five benefit. The Annual Income Amount can be stepped up again on or after the 1st anniversary of the preceding step-up. If you elect to step-up the Annual Income Amount under the benefit, and on the date you elect to step-up, the charges under the Spousal Lifetime Five benefit have changed for new purchasers, your benefit may be subject to the new charge at the time of such step-up. When you elect a step-up, your Annual Income Amount increases to equal 5% of your Account Value after the step-up, adjusted for withdrawals within the current annuity year. Your Annual Income Amount also increases if you make additional purchase payments. The amount of the increase is equal to 5% of any additional purchase payments (plus any Credit with respect to X Series). Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made.
A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.
An optional automatic step-up (“Auto Step-Up”) feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force. If you elect this feature, the first Auto Step-Up opportunity will occur on the 1st Annuity Anniversary that is at least one year after the later of (1) the date of the first withdrawal under the Spousal Lifetime Five benefit or (2) the most recent step-up. At this time, your Annual Income Amount will be stepped-up if 5% of your Account Value is greater than the Annual Income Amount by any amount. If 5% of the Account Value does not exceed the Annual Income Amount, then an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs. Once a step-up occurs, the next Auto Step-Up opportunity will occur on the 1st Annuity Anniversary that is at least 1 year after the most recent step-up. If, on the date that we implement an Auto Step-Up to your Annual Income Amount, the charge for Spousal Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Annual Income Amount even if you elect the Auto Step-Up feature.
Examples of withdrawals and step-up
The following examples of dollar-for-dollar and proportional reductions and the step-up of the Annual Income Amount assume: 1.) the Issue Date and the Effective Date of the Spousal Lifetime Five benefit are February 1, 2005; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; 4.) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000; and 5.) the Account Value on February 1, 2010 is equal to $280,000. The values set forth here are purely hypothetical, and do not reflect the charge for the Spousal Lifetime Five or any other fees and charges.
The initial Protected Withdrawal Value is calculated as the greatest of (a), (b) and (c):

(a)	Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 X 1.05^(393/365) = $263,484.33

(b)	Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000

(c)	(Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000
Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Income Amount is equal to $13,250 under the Spousal Life Income Benefit (5% of $265,000).
Example 1. Dollar-for-dollar reduction
If $10,000 was withdrawn (less than the Annual Income Amount) on March 1, 2006, then the following values would result:

▪	Remaining Annual Income Amount for current Annuity Year = $13,250 – $10,000 = $3,250.

▪	Annual Income Amount for future Annuity Years remains at $13,250

Example 2. Dollar-for-dollar and proportional reductions
If $15,000 was withdrawn (more than the Annual Income Amount) on March 1, 2006, then the following values would result:

▪	Remaining Annual Income Amount for current Annuity Year = $0

▪	Excess of withdrawal over the Annual Income Amount ($15,000 – $13,250 = $1,750) reduces Annual Income Amount for future Annuity Years.

▪
Reduction to Annual Income Amount = Excess Income/Account Value before Excess Income X Annual Income Amount = $1,750/($263,000 – $13,250) X $13,250 = $93. Annual Income Amount for future Annuity Years = $13,250 – $93 = $13,157

Example 3. Step-up of the Annual Income Amount
If a step-up of the Annual Income Amount is requested on February 1, 2010 or the Auto Step-Up feature was elected, the step-up would occur because 5% of the Account Value, which is $14,000 (5% of $280,000), is greater than the Annual Income Amount of $13,250. The new Annual Income Amount will be equal to $14,000.
BENEFITS UNDER THE SPOUSAL LIFETIME FIVE BENEFIT
To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under the Spousal Life Income Benefit, we will make an additional payment for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year, if any. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this Prospectus. No further purchase payments will be accepted under your Annuity. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Life Income Benefit terminates and no additional payments will be made.

▪
If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Account Value to any annuity option available; or

(2)
request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life.

We must receive your request in a form acceptable to us at our office.

▪
In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with five payments certain using the same basis that is used to calculate the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

(1)
the present value of future Annual Income Amount payments. Such present value will be calculated using the same basis that is used to calculate the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

(2)	the Account Value.

▪
If no withdrawal was ever taken, we will determine an initial Protected Withdrawal Value and calculate an Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.

Other Important Considerations

▪	Withdrawals under the Spousal Lifetime Five benefit are subject to all of the terms and conditions of the Annuity, including any CDSC.

▪
Withdrawals made while the Spousal Lifetime Five benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Spousal Lifetime Five benefit does not directly affect the Annuity’s Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.

▪
You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Lifetime Five benefit. The Spousal Lifetime Five benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

▪
You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking withdrawals.

▪	If you are taking your entire Annual Income Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.

▪
In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the benefit. If, subsequent to your election of the benefit, we change our requirements of how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional purchase payments may be subject to the new investment limitations.

▪
There may be circumstances where you will continue to be charged the full amount for the Spousal Lifetime Five benefit even when the benefit is only providing a guarantee of income based on one life with no survivorship.

▪
In order for the Surviving Designated Life to continue the Spousal Lifetime Five benefit upon the death of an owner, the Designated Life must elect to assume ownership of the Annuity under the spousal continuation option. When the Annuity is owned by a Custodial Account, in order for Spousal Lifetime Five to be continued after the death of the first Designated Life (the Annuitant), the Custodial Account must elect to continue the Annuity and the second Designated Life (the Contingent Annuitant) will be named as the new Annuitant. See “Spousal Designations”, and “Spousal Assumption of Annuity” in this Prospectus.

▪
You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

▪
The Basic Death Benefit will terminate if withdrawals taken under the Spousal Lifetime Five benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Spousal Lifetime Five benefit cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)

Election of and Designations under the Benefit
We no longer permit elections of Spousal Lifetime Five – whether for those who currently participate in Spousal Lifetime Five or for those who are buying an Annuity for the first time. If you wish, you may cancel the Spousal Lifetime Five benefit. You may then elect any other currently available living benefit on the Valuation Day after have you cancelled the Spousal Lifetime Five benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Once the Spousal Lifetime Five benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Spousal Lifetime Five benefit provided that the benefit you are looking to elect is available on a post-issue basis. If you cancel the benefit, you lose all guarantees under the benefit, and your guarantee under any new benefit you elect will be based on your Account Value at that time. In addition, any such new benefit you elect may be more expensive.
Spousal Lifetime Five could only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other’s spouses at the time of election of the benefit. Spousal Lifetime Five only could be elected where the Owner, Annuitant, and Beneficiary designations are as follows:

▪
One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner’s spouse. The Owner/Annuitant and the beneficiary each must be at least 55 years old at the time of election; or

▪
Co-Annuity Owners, where the Owners are each other’s spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. Each Owner must each be at least 55 years old at the time of election; or

▪
One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Code (or any successor Code section thereto) (“Custodial Account”), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Both the Annuitant and the Contingent Annuitant each must be at least 55 years old at the time of election.

We do not permit a change of Owner under this benefit, except as follows:

(a)	if one Owner dies and the surviving spousal Owner assumes the Annuity or

(b)
if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary designations under this benefit. If the Designated Lives divorce, however, the Spousal Lifetime Five benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.

Termination of the Benefit
The benefit terminates automatically when your Annual Income Amount equals zero. The benefit also terminates upon your surrender of the Annuity, upon the first Designated Life to die if the Annuity is not continued, upon the second Designated Life to die or as of the Latest Annuity Date or upon your election to begin receiving annuity payments.
You may terminate the benefit at any time by notifying us. Please note that if you terminate a living benefit such as Spousal Lifetime Five and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. We reserve the right to waive, change and/or further limit the election frequency in the future.
The charge for the Spousal Lifetime Five benefit will no longer be deducted from your Account Value upon termination of the benefit.

Additional Tax Considerations
If you purchase an Annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or an employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value.
As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.
HIGHEST DAILY LIFETIME® FIVE INCOME BENEFIT (HD®5)
Except for Annuities issued in the state of Florida, effective September 14, 2012, we no longer accept additional purchase payments for Annuities with the Highest Daily Lifetime Five benefit. For Annuities issued in Florida, this restriction does not apply and you may continue to make additional Purchase Payments at this time.
The Highest Daily Lifetime Five benefit is no longer offered for new elections. The income benefit under Highest Daily Lifetime Five currently is based on a single “designated life” who is at least 55 years old on the date that the benefit was acquired. The Highest Daily Lifetime Five Benefit was not available if you elected any other optional living benefit, although you may elect any optional death benefit. Any DCA program that transfers Account Value from a Fixed Allocation is also not available as Fixed Allocations are not permitted with the benefit. As long as your Highest Daily Lifetime Five Benefit is in effect, you must allocate your Account Value in accordance with the then-permitted and available investment option(s) with this benefit.
The benefit that guarantees until the death of the single designated life the ability to withdraw an annual amount (the “Total Annual Income Amount”) equal to a percentage of an initial principal value (the “Total Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our new rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Highest Daily Lifetime Five, and in Appendix C to this Prospectus, we set forth the formula under which we make the asset transfers. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).
As discussed below, a key component of Highest Daily Lifetime Five is the Total Protected Withdrawal Value, which is an amount that is distinct from Account Value. Because each of the Total Protected Withdrawal Value and Total Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for Account Value to fall to zero, even though the Total Annual Income Amount remains. You are guaranteed to be able to withdraw the Total Annual Income Amount for the rest of your life, provided that you have not made “excess withdrawals.” Excess withdrawals, as discussed below, will reduce your Total Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Total Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Highest Daily Lifetime Five.
Key Feature – Total Protected Withdrawal Value
The Total Protected Withdrawal Value is used to determine the amount of the annual payments under Highest Daily Lifetime Five. The Total Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value and any Enhanced Protected Withdrawal Value that may exist. We describe how we determine Enhanced Protected Withdrawal Value, and when we begin to calculate it, below. If you do not meet the conditions described below for obtaining Enhanced Protected Withdrawal Value then Total Protected Withdrawal Value is simply equal to Protected Withdrawal Value.
The Protected Withdrawal Value initially is equal to the Account Value on the date that you elect Highest Daily Lifetime Five. On each Valuation Day thereafter, until the earlier of the first withdrawal or ten years after the date of your election of the benefit, we recalculate the Protected Withdrawal Value. Specifically, on each such Valuation Day (the “Current Valuation Day”), the Protected Withdrawal Value is equal to the greater of:

▪
the Protected Withdrawal Value for the immediately preceding Valuation Day (the “Prior Valuation Day”), appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated credit) made on the Current Valuation Day; and

▪	the Account Value.
If you have not made a withdrawal prior to the tenth anniversary of the date you elected Highest Daily Lifetime Five (which we refer to as the “Tenth Anniversary”), we will continue to calculate a Protected Withdrawal Value. On or after the Tenth Anniversary and up until the date of the first withdrawal, your Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value on the Tenth Anniversary or your Account Value.
The Enhanced Protected Withdrawal Value is only calculated if you do not take a withdrawal prior to the Tenth Anniversary. Thus, if you do take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive Enhanced Protected Withdrawal Value. If so, then on or after the Tenth Anniversary up until the date of the first withdrawal, the Enhanced Protected Withdrawal Value is equal to the sum of:

(a)	200% of the Account Value on the date you elected Highest Daily Lifetime Five;

(b)	200% of all purchase payments (and any associated Credits) made during the one-year period after the date you elected Highest Daily Lifetime Five; and

(c)	100% of all purchase payments (and any associated Credits) made more than one year after the date you elected Highest Daily Lifetime Five, but prior to the date of your first withdrawal.
We cease these daily calculations of the Protected Withdrawal Value and Enhanced Protected Withdrawal Value (and therefore, the Total Protected Withdrawal Value) when you make your first withdrawal. However, as discussed below, subsequent purchase payments (and any associated Credits) will increase the Total Annual Income Amount, while “excess” withdrawals (as described below) may decrease the Total Annual Income Amount.
Key Feature – Total Annual Income Amount under the Highest Daily Lifetime Five Benefit
The initial Total Annual Income Amount is equal to 5% of the Total Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active and does not reduce in subsequent Annuity Years, as described below. For purposes of the mathematical formula described below, we also calculate a Highest Daily Annual Income Amount, which is initially equal to 5% of the Protected Withdrawal Value.
Under the Highest Daily Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Total Annual Income Amount (“Excess Income”), your Total Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply.
Any Purchase Payment that you make will increase the then-existing Total Annual Income Amount and Highest Daily Annual Income Amount by an amount equal to 5% of the Purchase Payment (including the amount of any associated Credits).
If your Annuity permits additional Purchase Payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Except for Annuities issued in the state of Florida, effective September 14, 2012, we no longer accept additional purchase payments to Annuities with the Highest Daily Lifetime Five benefit. For Annuities issued in Florida, this restriction does not apply and you may continue to make additional Purchase Payments at this time.
An automatic step-up feature (“Highest Quarterly Auto Step-Up”) is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Total Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of this feature starting with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. We multiply each of those quarterly Account Values by 5%, adjust each such quarterly value for subsequent withdrawals and purchase payments, and then select the highest of those values. If the highest of those values exceeds the existing Total Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Total Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Total Annual Income Amount, the charge for Highest Daily Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Five upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.
The Highest Daily Lifetime Five benefit does not affect your ability to make withdrawals under your annuity, or limit your ability to request withdrawals that exceed the Total Annual Income Amount. Under Highest Daily Lifetime Five, if your cumulative withdrawals in an Annuity Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

If, cumulatively, you withdraw an amount less than the Total Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Total Annual Income Amount to subsequent Annuity Years.
Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Five benefit or any other fees and charges. Assume the following for all three examples:

▪	The Issue Date is December 1, 2006.

▪	The Highest Daily Lifetime Five benefit is elected on March 5, 2007.
Dollar-for-Dollar Reductions
On May 2, 2007, the Total Protected Withdrawal Value is $120,000, resulting in a Total Annual Income Amount of $6,000 (5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Total Annual Income Amount for that Annuity Year (up to and including December 1, 2007) is $3,500. This is the result of a dollar-for-dollar reduction of the Total Annual Income Amount – $6,000 less $2,500 = $3,500.
Proportional Reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2007 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Total Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount – $1,500 – reduces the Total Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Total Annual Income Amount).
Here is the calculation:

Account Value before withdrawal	$110,000.00
Less amount of “non” excess withdrawal	$3,500.00
Account Value immediately before excess withdrawal of $1,500	$106,500.00
Excess withdrawal amount	$1,500.00
Divided by Account Value immediately before excess withdrawal	$106,500.00
Ratio	1.41%
Total Annual Income Amount	$6,000.00
Less ratio of 1.41%	$84.51
Total Annual Income Amount for future Annuity Years	$5,915.49
Highest Quarterly Auto Step-Up
On each Annuity Anniversary date, the Total Annual Income Amount is stepped-up if 5% of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Total Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (plus any Credit with respect to X Series).
Continuing the same example as above, the Total Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Total Annual Income Amount will be stepped-up if 5% of the highest quarterly Account Value, adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

Date*	Account value	Highest Quarterly Value (adjusted with withdrawal and purchase payments)**	Adjusted Total Annual Income Amount (5% of the Highest Quarterly Value)
June 1, 2007	$118,000.00	$118,000.00	$5,900.00
August 6, 2007	$110,000.00	$112,885.55	$5,644.28
September 1, 2007	$112,000.00	$112,885.55	$5,644.28
December 1, 2007	$119,000.00	$119,000.00	$5,950.00

*
In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter – March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.

**
In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Total Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

▪
The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Total Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.

▪
This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

The adjusted Total Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Total Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Total Annual Income Amount is reset to $5,950.00.
In this example, 5% of the December 1 value yields the highest amount of $ 5,950.00. Since this amount is higher than the current year’s Total Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Total Annual Income Amount for the next Annuity Year, starting on December 2, 2007 and continuing through December 1, 2008, will be stepped-up to $5,950.00.
Benefits Under the Highest Daily Lifetime Five Benefit

▪
To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Total Annual Income Amount and amounts are still payable under Highest Daily Lifetime Five, we will make an additional payment, if any, for that Annuity Year equal to the remaining Total Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Total Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Total Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Total Annual Income Amount, the Highest Daily Lifetime Five benefit terminates, and no additional payments will be made.

▪
If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Total Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Account Value to any Annuity option available; or

(2)
request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Total Annual Income Amount. We will make payments until the death of the single designated life.

We must receive your request in a form acceptable to us at our office.

▪
In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

(1)
the present value of the future Total Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

(2)	the Account Value.

▪	If no withdrawal was ever taken, we will calculate the Total Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.

▪	Please note that if your Annuity has a maximum Annuity Date requirement, payments that we make under this benefit as of that date will be treated as annuity payments.
Other Important Considerations

▪	Withdrawals under the Highest Daily Lifetime Five benefit are subject to all of the terms and conditions of the Annuity, including any CDSC.

▪
Withdrawals made while the Highest Daily Lifetime Five Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Highest Daily Lifetime Five Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.

▪
You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime Five benefit. The Highest Daily Lifetime Five benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Total Annual Income Amount in the form of periodic benefit payments.

▪
You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking withdrawals.

▪	If you are taking your entire Annual Income Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.

▪
Upon inception of the benefit, and to maintain the benefit, 100% of your Account Value must have been allocated to the Permitted Sub-accounts. However, the mathematical formula component of the benefit as described below may transfer Account Value to the Benefit Fixed Rate Account as of the effective date of the benefit in some circumstances.

▪	You cannot allocate purchase payments or transfer Account Value to or from a Fixed Allocation if you elect this benefit.

▪
Transfers to and from the Sub-accounts and the Benefit Fixed Rate Account triggered by the formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.

▪
In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Highest Daily Lifetime Five benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional purchase payments may be subject to the new investment limitations.

▪
The charge for Highest Daily Lifetime Five is 0.60% annually, assessed against the daily net assets of the Sub-accounts. This charge is in addition to any other fees under the annuity. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments. Also, the cost to us of providing the benefit is a factor, among many, that we consider when determining the interest rate credited under the Benefit Fixed Rate Account, and therefore, we credit lower interest rates due to this factor than we otherwise would.

▪
The basic Death Benefit will terminate if withdrawals taken under the Highest Daily Lifetime Five benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Highest Daily Lifetime Five benefit cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)

Election of and Designations under the Benefit
Highest Daily Lifetime Five is no longer available for new elections. For Highest Daily Lifetime Five, there must have been either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must have been a single natural person Annuitant. In either case, the Annuitant must have been at least 55 years old.
Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Five. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Five, except if (a) the new Owner has the same taxpayer identification number as the previous owner (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.
We no longer permit elections of Highest Daily Lifetime Five. If you wish, you may cancel the Highest Daily Lifetime Five benefit. You may then elect any other currently available living benefit on the Valuation Day after you have cancelled the Highest Daily Lifetime Five benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of the Highest Daily Lifetime Five benefit, any Account Value allocated to the Benefit Fixed Rate Account used with the pre-determined mathematical formula will be reallocated to the Permitted Sub-accounts according to your most recent allocation instructions or, in absence of such instructions, pro-rata. Once the Highest Daily Lifetime Five benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Highest Daily Lifetime Five benefit provided that the benefit you are looking to elect is available on a post-issue basis. If you cancel the benefit, you lose all guarantees under the benefit, your guarantee under any new benefit you elect will be based on your Account Value at that time. Any such new benefit may be more expensive.
Termination of the Benefit
You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Annuity (iii) as of the Latest Annuity Date or upon your election to begin receiving annuity payments (iv) upon the death of the Annuitant (v) if both the Account Value and Total Annual Income Amount equal zero or (vi) if you fail to meet our requirements for issuing the benefit. If you terminate the benefit, you will lose the Protected Withdrawal Value, Annual Income Amount, as well as any Enhanced Protected Withdrawal Value and Return of Principal Guarantees.
Upon termination of Highest Daily Lifetime Five, we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the Benefit Fixed Rate Account (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options). Upon termination, we may limit or prohibit investment in the Fixed Allocations.
Return of Principal Guarantee
If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

(a)	your Account Value on the day that you elected Highest Daily Lifetime Five; and

(b)	the sum of each Purchase Payment you made (including any Credits with respect to X Series) during the one-year period after you elected the benefit.
If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of our variable investment options and the Benefit Fixed Rate Account (described below), in the same proportion that each such investment option bears to your total Account Value, immediately prior to the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Total Protected Withdrawal Value, your death benefit, or the amount of any other or optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime Five and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.
Mathematical Formula Component of Highest Daily Lifetime Five
As indicated above, we limit the sub-accounts to which you may allocate Account Value if you have elected Highest Daily Lifetime Five. For purposes of this benefit, we refer to those Permitted Sub-accounts as the “Permitted Sub-accounts”. As a requirement of participating in Highest Daily Lifetime Five, we require that you participate in our mathematical formula under which we may transfer Account Value between the Permitted Sub-accounts and a fixed interest rate account that is part of our general account (the “Benefit Fixed Rate Account”). This required formula helps us manage our financial exposure under the benefit, by moving assets to a more stable option (i.e., the Benefit Fixed Rate Account). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The Benefit Fixed Rate Account is available only with this benefit, and thus you may not allocate purchase payments to or transfer Account Value to or from the Benefit Fixed Rate Account. The interest rate that we pay with respect to the Benefit Fixed Rate Account is reduced by an amount that corresponds generally to the charge that we assess against your variable Sub-accounts for Highest Daily Lifetime Five. The Benefit Fixed Rate Account is not subject to the Investment Company Act of 1940 or the Securities Act of 1933.
Under the formula component of Highest Daily Lifetime Five, we monitor your Account Value daily and, if necessary, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Benefit Fixed Rate Account. Any transfer would be made in accordance with the formula, which is set forth in the schedule supplement to the endorsement for this benefit (and also appears in Appendix C to this prospectus). Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying your Protected Withdrawal Value for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) Highest Daily Annual Income Amount. Then, using our actuarial tables, we produce an estimate of the total amount we would target in our allocation model, based on the projected Highest Daily Annual Income Amount each year for the rest of your life. In the formula, we refer to that value as the “Target Value” or “L”. If you have already made a withdrawal, your projected Annual Income Amount (and thus your Target Value) would take into account any automatic step-up that was scheduled to occur according to the step-up formula described above. Next, the formula subtracts from the Target Value the amount held within the Benefit Fixed Rate Account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Benefit Fixed Rate Account, is called the “Target Ratio” or “r”. If the Target Ratio exceeds a certain percentage (currently 83%) it means essentially that too much Target Value is not offset by assets within the Benefit Fixed Rate Account, and therefore we will transfer an amount from your Permitted Sub-accounts to the Benefit Fixed Rate Account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the Benefit Fixed Rate Account to the Permitted Sub-accounts would occur. Note that the formula is calculated with reference to the Highest Daily Annual Income Amount, rather than with reference to the Annual Income Amount. If you select the new mathematical formula, see the discussion regarding the 90% cap.
As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the Benefit Fixed Rate Account, because such poor investment performance will tend to increase the Target Ratio. Moreover, “flat” investment returns of your Account Value over a period of time also could result in the transfer of your Account Value to the Benefit Fixed Rate Account. Because the amount allocated to the Benefit Fixed Rate Account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the Benefit Fixed Rate Account so that the Target Ratio meets a target, which currently is equal to 80%. Once elected the ratios we use will be fixed.
While you are not notified when the formula dictates a transfer, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Benefit Fixed Rate Account. The formula is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Five.
Depending on the results of the formula calculation we may, on any day:

▪	Not make any transfer between the Permitted Sub-accounts and the Benefit Fixed Rate Account; or

▪
If a portion of your Account Value was previously allocated to the Benefit Fixed Rate Account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the Benefit Fixed Rate Account will be withdrawn for this purpose on a last-in, first-out basis (an amount renewed into a new guarantee period under the Benefit Fixed Rate Account will be deemed a new investment for purposes of this last-in, first-out rule); or

▪
Transfer all or a portion of your Account Value in the Permitted Sub-accounts pro-rata to the Benefit Fixed Rate Account. The interest that you earn on such transferred amount will be equal to the annual rate that we have set for that day, and we will credit the daily equivalent of that annual interest until the earlier of one year from the date of the transfer or the date that such amount in the Benefit Fixed Rate Account is transferred back to the Permitted Sub-accounts.

Therefore, at any given time, some, none, or all of your Account Value may be allocated to the Benefit Fixed Rate Account. If your entire Account Value is transferred to the Benefit Fixed Rate Account, then based on the way the formula operates, the formula will not transfer amounts out of the Benefit Fixed Rate Account to the Permitted Sub-accounts and the entire Account Value would remain in the Benefit Rate Fixed Account. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the Benefit Fixed Rate Account. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the Benefit Fixed Rate Account, if dictated by the formula. The amounts of any such transfer will vary, as dictated by the formula, and will depend on the factors listed below.
Prior to the first withdrawal, the primary driver of transfers to the Benefit Fixed Rate Account is the difference between your Account Value and your Total Protected Withdrawal Value. If none of your Account Value is allocated to the Benefit Fixed Rate Account, then over time the formula permits an increasing difference between the Account Value and the Total Protected Withdrawal Value before a transfer to the Benefit Fixed Rate Account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the Benefit Fixed Rate Account, the smaller the difference between the Total Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the Benefit Fixed Rate Account.
Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the Benefit Fixed Rate Account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

▪	The difference between your Account Value and your Total Protected Withdrawal Value;

▪	The amount of time Highest Daily Lifetime Five has been in effect on your Annuity;

▪	The amount allocated to and the performance of the Permitted Sub-accounts and the Benefit Fixed Rate Account;

▪	Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and

▪	Any withdrawals you take from your Annuity (while the benefit is in effect).
Because the amount allocated to the Benefit Fixed Rate Account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the Benefit Fixed Rate Account or to the Permitted Sub-accounts, the greater the impact performance of that Sub-account has on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the Benefit Fixed Rate Account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the Benefit Fixed Rate Account and it has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the Benefit Fixed Rate Account and it has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Benefit Fixed Rate Account even if the performance of your Permitted Sub-accounts is positive.
Any Account Value in the Benefit Fixed Rate Account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the Benefit Fixed Rate Account.
Additional Tax Considerations
If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner’s lifetime. The amount required under the Code may exceed the Total Annual Income Amount, which will cause us to increase the Total Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity that are greater than such amounts. Please note that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive Enhanced Protected Withdrawal Value and an amount under the Return of Principal Guarantee.
As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here. However, we do note that if you participate in Highest Daily Lifetime Five through a nonqualified annuity, and your annuity has received Enhanced Protected Withdrawal Value and/or an additional amount under the Return of Principal Guarantee, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.
Optional 90% Cap Feature for the Formula Under Highest Daily Lifetime Five.
If you currently own an Annuity and have elected the Highest Daily Lifetime Five Income Benefit, you can elect this feature which utilizes a new mathematical formula. The new formula is described below and will (if you elect it) replace the “Transfer Calculation” portion of the mathematical formula currently used in connection with your benefit on a prospective basis. There is no cost to adding this feature to your Annuity. This election may only be made once and may not be revoked once elected. This feature is available subject to state approval. The new formula is found in Appendix C. Only the election of the 90% cap will prevent all of your Account Value from being allocated to the Benefit Fixed Rate Account. If all of your Account Value is currently allocated to the Benefit Fixed Rate Account, it will not transfer back to the Permitted Sub-accounts unless you elect the 90% cap feature. If you make additional Purchase Payments, they may or may not result in a transfer to or from the Benefit Fixed Rate Account.
Under the new formula, the formula will not execute a transfer to the Benefit Fixed Rate Account that results in more than 90% of your Account Value being allocated to the Benefit Fixed Rate Account (“90% cap” or “90% cap feature”). Thus, on any Valuation Day, if the formula would require a transfer into the Benefit Fixed Rate Account that would result in more than 90% of the Account Value being allocated to the Benefit Fixed Rate Account, only the amount that results in exactly 90% of the Account Value being allocated to the Benefit Fixed Rate Account will be transferred. Additionally, future transfers into the Benefit Fixed Rate Account will not be made (regardless of the performance of the Benefit Fixed Rate Account and the Permitted Sub-accounts) at least until there is first a transfer out of the Benefit Fixed Rate Account. Once this transfer occurs out of the Benefit Fixed Rate Account, future amounts may be transferred to or from the Benefit Fixed Rate Account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the Benefit Fixed Rate Account that results in greater than 90% of your Account Value being allocated to the Benefit Fixed Rate Account. However, it is possible that, due to the investment performance of your allocations in the Benefit Fixed Rate Account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Benefit Fixed Rate Account.
If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the Benefit Fixed Rate Account at least until there is first a transfer out of the Benefit Fixed Rate Account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the Benefit Fixed Rate Account, and the formula will still not transfer any of your Account Value to the Benefit Fixed Rate Account (at least until there is first a transfer out of the Benefit Fixed Rate Account). For example:

▪
March 19, 2009 – a transfer is made to the Benefit Fixed Rate Account that results in the 90% cap being met and now $90,000 is allocated to the Benefit Fixed Rate Account and $10,000 is allocated to the Permitted Sub-accounts.

▪
March 20, 2009 – you make an additional purchase payment of $10,000. No transfers have been made from the Benefit Fixed Rate Account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.

▪
As of March 20, 2009 (and at least until first a transfer is made out of the Benefit Fixed Rate Account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the Benefit Fixed Rate Account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the Benefit Fixed Rate Account).

▪
Once there is a transfer out of the Benefit Fixed Rate Account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Benefit Fixed Rate Account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Benefit Fixed Rate Account as dictated by the formula. Once you elect this feature, the new transfer formula described above will be the formula for your Annuity.
In the event that more than ninety percent (90%) of your Account Value is allocated to the Benefit Fixed Rate Account and you have elected this feature, up to ten percent (10%) of your Account Value currently allocated to the Benefit Fixed Rate Account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the Benefit Fixed Rate Account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the Benefit Fixed Rate Account will be withdrawn for this purpose on a last-in, first-out basis (an amount renewed into a new guarantee period under the Benefit Fixed Rate Account will be deemed a new investment for purposes of this last-in, first-out rule).
Once the 90% cap feature is met, future transfers into the Benefit Fixed Rate Account will not be made (regardless of the performance of the Benefit Fixed Rate Account and the Permitted Sub-accounts) at least until there is a first transfer out of the Benefit Fixed Rate Account. Once this transfer occurs out of the Benefit Fixed Rate Account, future amounts may be transferred to or from the Benefit Fixed Rate Account if dictated by the formula.
Please be aware that after the initial transfer out of the Benefit Fixed Rate Account upon election of the 90% cap, there is no assurance that future transfers out will occur, or the amount of such future transfers, as a result of the election of the 90% cap. These transfers will be determined by the mathematical formula and depend on a number of factors unique to your annuity.
Important Considerations When Electing the New Formula:

▪	At any given time, some, most or none of your Account Value may be allocated to the Benefit Fixed Rate Account.

▪	Please be aware that because of the way the new 90% cap formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the Benefit Fixed Rate Account.

▪
Because the charge for Highest Daily Lifetime Five is assessed against the daily net assets of the Sub-accounts, that charge will be assessed against all assets transferred into the Permitted Sub-accounts.

▪
If this feature is elected, any Account Value transferred to the Permitted Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.

HIGHEST DAILY LIFETIME® SEVEN INCOME BENEFIT (HD® 7)
Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Highest Daily Lifetime Seven benefit.
Highest Daily Lifetime Seven is no longer available for new elections. The income benefit under Highest Daily Lifetime Seven currently is based on a single “designated life” who is at least 55 years old on the date that the benefit is acquired. The Highest Daily Lifetime Seven Benefit was not available if you elected any other optional living benefit, although you may have elected any optional death benefit other than the Highest Daily Value death benefit. As long as your Highest Daily Lifetime Seven Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of the permitted investment options, see the Investment options section of this prospectus. Highest Daily Lifetime Seven is only available in those states that have not yet approved Highest Daily Lifetime 7 Plus. We no longer permit new elections of Highest Daily Lifetime Seven.
Highest Daily Lifetime Seven guarantees until the death of the single designated life the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Highest Daily Lifetime Seven, and in Appendix E to this prospectus, we set forth the formula under which we make the asset transfers. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).
As discussed below, a key component of Highest Daily Lifetime Seven is the Protected Withdrawal Value. Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life, provided that you have not made “excess withdrawals.” Excess withdrawals, as discussed below, will reduce your Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Highest Daily Lifetime Seven.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the earlier of the tenth anniversary of benefit election (the “Tenth Anniversary Date”) or the date of the first withdrawal, the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraph.
The “Periodic Value” initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter, until the earlier of the first withdrawal or the Tenth Anniversary Date, we recalculate the Periodic Value. We stop determining the Periodic Value upon the earlier of your first withdrawal after the effective date of the benefit or the Tenth Anniversary Date. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1)
the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day; and

(2)	the Account Value.
If you make a withdrawal prior to the Tenth Anniversary Date, the Protected Withdrawal Value on the date of the withdrawal is equal to the greatest of:

(a)	the Account Value; or

(b)	the Periodic Value on the date of the withdrawal.
If you have not made a withdrawal on or before the Tenth Anniversary Date, your Protected Withdrawal Value subsequent to the Tenth Anniversary Date is equal to the greatest of:

(1)	the Account Value; or

(2)	the Periodic Value on the Tenth Anniversary Date, increased for subsequent adjusted purchase payments; or

(3)	the sum of:

(a)	200% of the Account Value on the effective date of the benefit;

(b)	200% of all adjusted purchase payments made within one year after the effective date of the benefit; and

(c)	all adjusted purchase payments made after one year following the effective date of the benefit up to the date of the first withdrawal.

On and after the date of your first withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent purchase payments, is reduced by withdrawals, including your first withdrawal (as described below), and is increased if you qualify for a step-up (as described below). Irrespective of these calculations, your Protected Withdrawal Value will always be at least equal to your Account Value.
Key Feature – Annual Income Amount under the Highest Daily Lifetime Seven Benefit
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active and does not reduce in subsequent Annuity Years, as described below. The percentage depends on the age of the Annuitant on the date of the first withdrawal after election of the benefit. The percentages are: 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older.
Under the Highest Daily Lifetime Seven benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.
Any Purchase Payment that you make will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credits) based on the age of the Annuitant at the time of the first withdrawal (the percentages are: 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credits).
If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Highest Daily Lifetime Seven benefit.
An automatic step-up feature (“Highest Quarterly Auto Step-Up”) is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of the Highest Quarterly Step-Up starting with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. Having identified each of those quarter-end Account Values, we then multiply each such value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older. Thus, we multiply each quarterly value by the applicable percentage, adjust each such quarterly value for subsequent withdrawals and purchase payments, and then select the highest of those values. If the highest of those values exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest quarterly value upon which your step-up was based. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Seven has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Seven upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.
The Highest Daily Lifetime Seven benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Seven, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.
If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Seven benefit or any other fees and charges. Assume the following for all three examples:

▪	The Issue Date is December 1, 2007

▪	The Highest Daily Lifetime Seven benefit is elected on March 5, 2008

▪	The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime Seven benefit.
Dollar-for-Dollar Reductions
On May 2, 2008, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the Annuitant is younger than 75 at the time of the 1st withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2008) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount–$6,000 less $2,500 = $3,500.
Proportional Reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2008 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount – $1,500 – reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).
Here is the calculation:

Account Value before withdrawal	$110,000.00
Less amount of “non” excess withdrawal	$3,500.00
Account Value immediately before excess withdrawal of $1,500	$106,500.00
Excess withdrawal amount	$1,500.00
Divided by Account Value immediately before excess withdrawal	$106,500.00
Ratio	1.41%
Annual Income Amount	$6,000.00
Less ratio of 1.41%	$84.51
Annual Income Amount for future Annuity Years	$5,915.49
Highest Quarterly Auto Step-Up
On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant’s age on the Annuity Anniversary) of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (plus any Credits).
Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped-up if 5% (since the youngest Designated Life is younger than 75 on the date of the potential step-up) of the highest quarterly Account Value adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

Date*	Account value	Highest Quarterly Value (adjusted with withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Quarterly Value)
June 1, 2008	$118,000.00	$118,000.00	$5,900.00
August 6, 2008	$110,000.00	$112,885.55	$5,644.28
September 1, 2008	$112,000.00	$112,885.55	$5,644.28
December 1, 2008	$119,000.00	$119,000.00	$5,950.00

*
In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter – March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.

**
In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

▪
The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.

▪
This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

▪
The adjusted Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Annual Income Amount is reset to $5,950.00.

In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year’s Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2008 and continuing through December 1, 2009, will be stepped-up to $5,950.00.
Benefits Under the Highest Daily Lifetime Seven Benefit

▪
To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Highest Daily Lifetime Seven, and amounts are still payable under Highest Daily Lifetime Seven, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime Seven benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to meet required minimum distribution requirements under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in the form of a fixed annuity.

▪
If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Account Value to any Annuity option available; or

(2)	request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the death of the single designated life.
We must receive your request in a form acceptable to us at our office.

▪
In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

(1)
the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

(2)	the Account Value.

▪	If no withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.

▪	Please note that payments that we make under this benefit after the Annuity Anniversary coinciding with or next following the annuitant’s 95th birthday will be treated as annuity payments.
Other Important Considerations

▪
Withdrawals under the Highest Daily Lifetime Seven benefit are subject to all of the terms and conditions of the Annuity, including any CDSC that may apply. Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal. However, we may impose a CDSC on the portion of a withdrawal that is deemed Excess Income.

▪
Withdrawals made while the Highest Daily Lifetime Seven Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Highest Daily Lifetime Seven Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.

▪
You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime Seven benefit. The Highest Daily Lifetime Seven benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

▪
You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking withdrawals.

▪	If you are taking your entire Annual Income Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.

▪	Upon inception of the benefit, and to maintain the benefit, 100% of your Account Value must have been allocated to the Permitted Sub-accounts.

▪
You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (see description below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled “What Are The Investment Objectives and Policies of The Portfolios?”. You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

▪
Transfers to and from the elected Sub-accounts and an AST Investment Grade Bond Portfolio Sub-account triggered by the mathematical formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.

▪
You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Highest Daily Lifetime Seven benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfer of Account Value and allocation of additional purchase payments may be subject to new investment limitations.

▪
The fee for Highest Daily Lifetime Seven is 0.60% annually of the Protected Withdrawal Value. We deduct this fee at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.15% of the Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account. Since this fee is based on the Protected Withdrawal Value the fee for Highest Daily Lifetime Seven may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described above.

▪
You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

▪
The Basic Death Benefit will terminate if withdrawals taken under the Highest Daily Lifetime Seven benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Highest Daily Lifetime Seven benefit cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)

Election of and Designations under the Benefit
We no longer permit new elections of Highest Daily Lifetime Seven.
For Highest Daily Lifetime Seven, there must have been either a single Owner who was the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must have been at least 55 years old.
Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Seven. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Seven, except if (a) the new Owner has the same taxpayer identification number as the previous owner (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.
Highest Daily Lifetime Seven can be elected at the time that you purchase your Annuity or after the Issue Date.
If you wish, you may cancel the Highest Daily Lifetime Seven benefit. You may then elect any other currently available living benefit on the Valuation Day after you have cancelled the Highest Daily Lifetime Seven benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of the Highest Daily Lifetime Seven benefit, any Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account used with the formula will be reallocated to the Permitted Sub-accounts according to your most recent allocation instructions or, in absence of such instructions, pro rata. You should be aware that upon termination of Highest Daily Lifetime Seven, you will lose the Protected Withdrawal Value (including the Tenth Anniversary Date Guarantee), Annual Income Amount, and the Return of Principal Guarantee that you had accumulated under the benefit. Thus, the initial guarantees under any newly-elected benefit will be based on your current Account Value at the time you elect a new benefit. Once the Highest Daily Lifetime Seven benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Highest Daily Lifetime Seven benefit provided that the benefit you are looking to elect is available on a post-issue basis. If you cancel the benefit, you lose all guarantees under the benefit, and your guarantee under any new benefit you elect will be based on your Account Value at that time. Any such new benefit may be more expensive.
Return of Principal Guarantee
If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

(a)	your Account Value on the day that you elected Highest Daily Lifetime Seven; and

(b)	the sum of each Purchase Payment you made (including any Credits) during the one-year period after you elected the benefit.
If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime Seven and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.
Termination of the Benefit
You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Annuity (iii) as of the Latest Annuity Date or upon your election to begin receiving annuity payments (although if you have elected to the Annual Income Amount in the form of Annuity payments, we will continue to pay the Annual Income Amount) (iv) upon the death of the Annuitant (v) if both the Account Value and Annual Income Amount equal zero or (vi) if you cease to meet our requirements for issuing the benefit (see Elections and Designations under the Benefit).
Upon termination of Highest Daily Lifetime Seven other than upon the death of the Annuitant, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).
Mathematical Formula Component of Highest Daily Lifetime Seven
As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you have elected Highest Daily Lifetime Seven. For purposes of the benefit, we refer to those Permitted Sub-accounts as the “Permitted Sub-accounts”. As a requirement of participating in Highest Daily Lifetime Seven, we require that you participate in our specialized program, under which we may transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the “AST Investment Grade Bond Sub-account”). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate purchase payments to the AST Investment Grade Bond Sub-account. Under the formula component of Highest Daily Lifetime Seven, we monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. Any transfer would be made in accordance with a formula, which is set forth in Appendix E to this prospectus.
Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that we use 5% in the formula, irrespective of the Annuitant’s attained age. Then we produce an estimate of the total amount we would target in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the “Target Value” or “L”. If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the “Target Ratio” or “r”. If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the AST Investment Grade Bond Sub-account, and therefore we will transfer an amount from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts would occur.
If you elect the new formula (90% Cap Feature), see discussion regarding that feature.
As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Moreover, “flat” investment returns of your Account Value over a period of time also could result in the transfer of your Account Value from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime Seven, the ratios we use will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime Seven and existing Annuities that elect Highest Daily Lifetime Seven, however, we reserve the right, subject to any required regulatory approval, to change the ratios.

While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Seven.
Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:

▪	Not make any transfer between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account; or

▪
If a portion of your Account Value was previously allocated to the AST Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options); or

▪	Transfer all or a portion of your Account Value in the Permitted Sub-accounts pro rata to the AST Investment Grade Bond Sub-account.
Therefore, at any given time, some, none, or all of your Account Value may be allocated to the AST Investment Grade Bond Sub-account. If your entire Account Value is transferred to the AST Investment Grade Bond Sub-account, then based on the way the formula operates, the formula will not transfer amounts out of the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts and the entire Account Value would remain in the AST Investment Grade Bond Sub-account. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the AST Investment Grade Bond Sub-account. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the AST Investment Grade Bond Sub-accounts, if dictated by the formula. The amounts of any such transfers will vary, as dictated by the formula, and will depend on the factors listed below.
Prior to the first withdrawal, the primary driver of transfers to the AST Investment Grade Bond Sub-account is difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the AST Investment Grade Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the AST Investment Grade Bond Sub-account.
Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST Investment Grade Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

▪	The difference between your Account Value and your Protected Withdrawal Value;

▪	The amount of time Highest Daily Lifetime Seven has been in effect on your Annuity;

▪	The amount allocated to and the performance of the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account;

▪	Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and

▪	Any withdrawals you take from your Annuity (while the benefit is in effect).
Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the AST Investment Grade Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of that Sub-account has on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the AST Investment Grade Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.
If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the AST Investment Grade Bond Sub-account, if dictated by the formula.
Any Account Value in the AST Investment Grade Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the AST Investment Grade Bond Sub-account.
Additional Tax Considerations
If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner’s lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Please note that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under “Key Feature – Protected Withdrawal Value”.
As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here. However, we do note that if you participate in Highest Daily Lifetime Seven through a nonqualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.
Highest Daily Lifetime Seven with Beneficiary Income Option
Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Highest Daily Lifetime Seven with Beneficiary Income Option.
There is an optional death benefit feature under this benefit, the amount of which is linked to your Annual Income Amount. We refer to this optional death benefit as the Beneficiary Income Option or (“BIO”). Highest Daily Lifetime Seven was available without also selecting the Beneficiary Income Option death benefit. We no longer permit elections of the Highest Daily Lifetime Seven with Beneficiary Income Option death benefit. If you terminate your Highest Daily Lifetime Seven with BIO benefit to elect any other available living benefit, you will lose the guarantees that you had accumulated under your Highest Daily Lifetime Seven with BIO benefit and will begin new guarantees under the newly elected benefit.
If you have elected this death benefit, you may not elect any other optional benefit. You may have elected the Beneficiary Income Option death benefit so long as the Annuitant is no older than age 75 at the time of election. For purposes of this optional death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Highest Daily Lifetime Seven itself. Because the fee for this benefit is based on the Protected Withdrawal Value, the fee for Highest Daily Lifetime Seven with the Beneficiary Income Option may be greater than it would have been based on the Account Value alone.
Upon a death that triggers payment of a death benefit under the Annuity, we identify the following amounts: (a) the amount of the basic death benefit under the Annuity (b) the Protected Withdrawal Value and (c) the Annual Income Amount. If there were no withdrawals prior to the date of death, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death, and we calculate the Annual Income Amount as if there were a withdrawal on the date of death. If there were withdrawals prior to the date of death, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.
If there is one beneficiary, he/she must choose to receive either the basic death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of periodic payments of the Annual Income Amount – such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Thus, each beneficiary can choose to take his/her portion of either (a) the basic death benefit or (b) the Beneficiary Income Option death benefit. If chosen, for qualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than December 31st of the year following the annuity owner’s date of death. For nonqualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than one year after the owner’s date of death. For nonqualified annuities, if the beneficiary is other than an individual, payment under the Beneficiary Income Option may be limited to a period not exceeding five years from the owner’s date of death. In order to receive the Beneficiary Income Option death benefit, each beneficiary’s share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary’s death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.
Here is an example to illustrate how the death benefit may be paid:

▪
Assume that (i) the basic death benefit is $50,000, the Protected Withdrawal Value is $100,000, and the Annual Income Amount is $5,000; (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.

▪
Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20-year pay out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value).

The pro-rated portion of the Annual Income Amount, equal to $3,750 annually (i.e., the first beneficiary’s 75% share multiplied by $5000), is then paid each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary’s 75% share of the $100,000 Protected Withdrawal Value).
The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).
If you elect to terminate Highest Daily Lifetime Seven with Beneficiary Income Option, both Highest Daily Lifetime Seven and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Highest Daily Lifetime Seven with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the “Election and Designations under the Benefit” section, above.

Highest Daily Lifetime Seven with Lifetime Income Accelerator
Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Highest Daily Lifetime Seven with Lifetime Income Accelerator.
There is another version of Highest Daily Lifetime Seven that we call Highest Daily Lifetime Seven with Lifetime Income Accelerator (“Highest Daily Lifetime Seven with LIA”). We no longer permit new elections of Highest Daily Lifetime Seven with LIA.
If you have elected this benefit, you may not elect any other optional benefit. The income benefit under Highest Daily Lifetime Seven with LIA is based on a single “designated life” who was between the ages of 55 and 75 on the date that the benefit is elected. If you terminate your Highest Daily Lifetime Seven Benefit with LIA to elect any other available living benefit, you will lose the guarantees that you had accumulated under your Highest Daily Lifetime Seven benefit with LIA and will begin the new guarantees under the newly elected benefit based on the account value as of the date the new benefit becomes active.
Highest Daily Lifetime Seven with LIA is not long-term care insurance and should not be purchased as a substitute for long-term care insurance. The income you receive through the Lifetime Income Accelerator may be used for any purpose, and it may or may not be sufficient to address expenses you may incur for long-term care. You should seek professional advice to determine your financial needs for long-term care.
Highest Daily Lifetime Seven with LIA guarantees, until the death of the single designated life, the ability to withdraw an amount equal to double the Annual Income Amount (which we refer to as the “LIA Amount”) if you meet the conditions set forth below. If you had chosen the Highest Daily Lifetime Seven with LIA, the maximum charge is 2.00% of Protected Withdrawal Value (“PWV”) annually. We deduct the current charge (0.95% of PWV) at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.2375% of the Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account. Since this fee is based on the protected withdrawal value, the fee for Highest Daily Lifetime Seven with LIA may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described below.
If this benefit was elected within an Annuity held as a 403 (b) plan, then in addition to meeting the eligibility requirements listed below for the LIA Amount you must separately qualify for distributions from the 403 (b) plan itself.
You could have chosen Highest Daily Lifetime Seven without also electing LIA, however you may not have elected LIA without Highest Daily Lifetime Seven. All terms and conditions of Highest Daily Lifetime Seven apply to this version of the benefit, except as described herein.
Eligibility Requirements for LIA Amount. Both a waiting period of 36 months, from the benefit effective date, and an elimination period of 120 days, from the date of notification that one or both of the requirements described immediately below have been met, apply before you can become eligible for the LIA Amount. Assuming the 36-month waiting period has been met and we have received the notification referenced in the immediately preceding sentence, the LIA amount would be available for withdrawal on the Valuation Day immediately after the 120th day. The waiting period and the elimination period may run concurrently. In addition to satisfying the waiting and elimination period, either or both of the following requirements (“LIA conditions”) must be met. It is not necessary to meet both conditions:

(1)
The designated life is confined to a qualified nursing facility. A qualified nursing facility is a facility operated pursuant to law or any state licensed facility providing medically necessary in-patient care which is prescribed by a licensed physician in writing and based on physical limitations which prohibit daily living in a non-institutional setting.

(2)	The designated life is unable to perform two or more basic abilities of caring for oneself or “activities of daily living.” We define these basic abilities as:

i.	Eating: Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously.

ii.	Dressing: Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.

iii.	Bathing: Washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower.

iv.	Toileting: Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.

v.	Transferring: Moving into or out of a bed, chair or wheelchair.

vi.
Continence: Maintaining control of bowel or bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform personal hygiene (including caring for catheter or colostomy bag).

You must notify us when the LIA conditions have been met. If, when we receive such notification, there are more than 120 days remaining until the end of the waiting period described above, you will not be eligible for the LIA Amount. If there are 120 days or less remaining until the end of the waiting period when we receive notification that the LIA conditions are met, we will determine eligibility for the LIA Amount through our then current administrative process, which may include, but is not limited to, documentation verifying the LIA conditions and/or an assessment by a third party of our choice. Such assessment may be in person and we will assume any costs associated with the aforementioned assessment. Once eligibility is determined, the LIA Amount is equal to double the Annual Income Amount as described in this prospectus under the Highest Daily Lifetime Seven Benefit.
Additionally, we will reassess your eligibility on an annual basis although your LIA benefit for the year that immediately precedes our reassessment will not be affected if it is determined that you are no longer eligible. Your first reassessment may occur in the same year as your initial assessment. If we determine that you are no longer eligible to receive the LIA Amount, the Annual Income Amount would replace the LIA Amount on the next

Annuity Anniversary (the “ineligibility effective date”). However, 1) if you were receiving income through a systematic withdrawal program that was based on your LIA Amount; 2) you subsequently become ineligible to receive your LIA Amount, and 3) we do not receive new withdrawal instructions from you prior to the ineligibility effective date, we will cancel such systematic withdrawal program on the ineligibility effective date. You will be notified of your subsequent ineligibility and the date systematic withdrawal payments will stop before either occur. If any existing systematic withdrawal program is canceled, you must enroll in a new systematic withdrawal program if you wish to receive income on a systematic basis. You may establish a new or make changes to any existing systematic withdrawal program at any time by contacting our Annuity Service Office. All “Excess Income” conditions described above in “Key Feature – Annual Income Amount under the Highest Daily Lifetime Seven Benefit” would apply. There is no limit on the number of times you can become eligible for the LIA Amount, however, each time would require the completion of the 120-day elimination period, notification that the designated life meets the LIA conditions, and determination, through our then current administrative process, that you are eligible for the LIA Amount, each as described above.
You should also keep in mind that, at the time you are experiencing the LIA conditions that would qualify you for the LIA Amount, you may also be experiencing other disabilities that could impede your ability to conduct your affairs. You may wish to consult with a legal advisor to determine whether you should authorize a fiduciary who could notify us if you meet the LIA conditions and apply for the benefit.
LIA Amount at the First Withdrawal. If your first withdrawal subsequent to election of Highest Daily Lifetime Seven with LIA occurs while you are eligible for the LIA Amount, the available LIA Amount is equal to double the Annual Income Amount.
LIA Amount After the First Withdrawal. If you become eligible for the LIA Amount after you have taken your first withdrawal, the available LIA amount for the current and subsequent Annuity Years is equal to double the then current Annual Income Amount, however the available LIA amount in the current Annuity Year is reduced by any withdrawals that have been taken in the current Annuity Year. Cumulative withdrawals in an Annuity Year which are less than or equal to the LIA Amount (when eligible for the LIA amount) will not reduce your LIA Amount in subsequent Annuity Years, but any such withdrawals will reduce the LIA Amount on a dollar-for-dollar basis in that Annuity Year.
Withdrawals in Excess of the LIA Amount. If your cumulative withdrawals in an Annuity Year are in excess of the LIA Amount when you are eligible (“Excess Withdrawal”), your LIA Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the excess portion of the withdrawal to the Account Value immediately prior to the Excess Withdrawal. Reductions include the actual amount of the withdrawal, including any CDSC that may apply. Withdrawals of any amount up to and including the LIA Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Excess Withdrawals will reduce the Protected Withdrawal Value by the same ratio as the reduction to the LIA Amount. Any withdrawals that are less than or equal to the LIA amount (when eligible) but in excess of the free withdrawal amount available under this Annuity will not incur a CDSC.
Withdrawals are not required. However, subsequent to the first withdrawal, the LIA Amount is not increased in subsequent Annuity Years if you decide not to take a withdrawal in an Annuity Year or take withdrawals in an Annuity Year that in total are less than the LIA Amount.
Purchase Payments. If you are eligible for the LIA Amount as described under “Eligibility Requirements for LIA Amount” and you make an additional Purchase Payment, we will increase your LIA Amount by double the amount we add to your Annual Income Amount.
Step Ups. If your Annual Income Amount is stepped up, your LIA Amount will be stepped up to equal double the stepped up Annual Income Amount.
Guarantee Payments. If your Account Value is reduced to zero as a result of cumulative withdrawals that are equal to or less than the LIA Amount, or as a result of the fee that we assess for Highest Daily Lifetime Seven with LIA, and there is still a LIA Amount available, we will make an additional payment for that Annuity Year equal to the remaining LIA Amount. Thus, in that scenario, the remaining LIA Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the LIA Amount as described in this section. We will make payments until the death of the single designated life. Should the designated life no longer qualify for the LIA amount (as described under “Eligibility Requirements for LIA Amount” above), the Annual Income Amount would continue to be available. Subsequent eligibility for the LIA Amount would require the completion of the 120-day elimination period as well as meeting the LIA conditions listed above under “Eligibility Requirements for LIA Amount”. To the extent that cumulative withdrawals in the current Annuity Year that reduce your Account Value to zero are more than the LIA Amount (except in the case of required minimum distributions), Highest Daily Lifetime Seven with LIA terminates, and no additional payments are permitted.
Annuity Options. In addition to the Highest Daily Lifetime Seven Annuity Options described above, after the 10th benefit anniversary you may also request that we make annuity payments each year equal to the Annual Income Amount. In any year that you are eligible for the LIA Amount, we make annuity payments equal to the LIA Amount. The portion of such payments equal to the Annual Income Amount will be treated as an Annuity Payment for tax purposes. The excess above the Annual Income Amount will be treated as a nonperiodic withdrawal. Please see the Tax Considerations section for more information. If you would receive a greater payment by applying your Account Value to receive payments for life under your Annuity, we will pay the greater amount. Prior to the 10th benefit anniversary this option is not available.
We will continue to make payments until the death of the Designated Life. If this option is elected, the Annual Income Amount and LIA Amount will not increase after annuity payments have begun.
If you elected Highest Daily Lifetime Seven with LIA, and never meet the eligibility requirements, you will not receive any additional payments based on the LIA Amount.

Optional 90% Cap Feature for Formula for Highest Daily Lifetime Seven
If you currently own an Annuity and have elected the Highest Daily Lifetime Seven Income Benefit (including Highest Daily Lifetime Seven with Beneficiary Income Option and Highest Daily Lifetime Seven with Lifetime Income Accelerator) or Spousal Highest Daily Lifetime Seven Income Benefit (including Spousal Highest Daily Lifetime Seven with Beneficiary Income Option), you can elect this feature which utilizes a new mathematical formula. The new formula is described below and will replace the “Transfer Calculation” portion of the mathematical formula currently used in connection with your benefit on a prospective basis. There is no cost to adding this feature to your Annuity. This election may only be made once and may not be revoked once elected. The new mathematical formula is found in Appendix E (page E-4).
Only the election of the 90% Cap will prevent all of your Account Value from being allocated to the AST Investment Grade Bond Portfolio Sub-account. If all of your Account Value is currently allocated to the AST Investment Grade Bond Portfolio Sub-account, it will not transfer back to the Permitted Sub-accounts unless you elect the 90% Cap feature. If you make additional Purchase Payments, they may or may not result in a transfer to or from the AST Investment Grade Bond Portfolio Sub-account.
Under the new formula, the formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account (“90% cap” or “90% cap feature”). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST Investment Grade Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST Investment Grade Bond Sub-account.
If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond Sub-account (at least until there is first a transfer out of the AST Investment Grade Bond Sub-account). For example,

▪
March 19, 2009 – a transfer is made that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

▪
March 20, 2009 – you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.

▪
As of March 20, 2009 (and at least until first a transfer is made out of the AST Investment Grade Bond Sub-account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the AST Investment Grade Bond Sub-account).

▪
Once there is a transfer out of the AST Investment Grade Bond Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula. Once you elect this feature, the new transfer formula described above and set forth below will be the formula for your Annuity.
In the event that more than ninety percent (90%) of your Account Value is allocated to the AST Investment Grade Bond Sub-account and you have elected this feature, up to ten percent (10%) of your Account Value currently allocated to the AST Investment Grade Bond Sub-account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the AST Investment Grade Bond Sub-account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amounts of such additional transfer(s) will vary. If on the date this feature is elected 100% of your Account Value is allocated to the AST Investment Grade Bond Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts. While there are no assurances that future transfers will occur, it is possible that an additional transfer(s) to the Permitted Sub-accounts could occur following the Valuation Day(s), and in some instances (based on the formula) this additional transfer(s) could be large.
Once the 90% cap feature is met, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST

Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).
Important Consideration When Electing the New Formula:

▪	At any given time, some, most or none of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.

▪
Please be aware that because of the way the 90% cap formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.

▪
If this feature is elected, any Account Value transferred to the Permitted Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.

SPOUSAL HIGHEST DAILY LIFETIME® SEVEN INCOME BENEFIT (SHD®7)
Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Spousal Highest Daily Seven benefit.
Spousal Highest Daily Lifetime Seven is the spousal version of Highest Daily Lifetime Seven. We no longer permit new elections of Spousal Highest Daily Lifetime Seven. Spousal Highest Daily Lifetime Seven must have been elected based on two Designated Lives, as described below. Each Designated Life must have been at least 59 1/2 years old when the benefit was elected. Spousal Highest Daily Lifetime Seven was not available if you elected any other optional living benefit or optional death benefit. As long as your Spousal Highest Daily Lifetime Seven Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of permitted investment options, see the Investment Options section of this prospectus.
The benefit that guarantees until the later death of two natural persons who are each other’s spouses at the time of election of the benefit (the “Designated Lives”, and each, a “Designated Life”) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime Seven benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Spousal Highest Daily Lifetime Seven, and in Appendix E to this prospectus, we set forth the formula under which we make the asset transfers. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).
As discussed below, a key component of Spousal Highest Daily Lifetime Seven is the Protected Withdrawal Value. Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains. You are guaranteed to be able to withdraw the Annual Income Amount until the death of the second Designated Life, provided that there have not been “excess withdrawals.” Excess withdrawals, as discussed below, will reduce your Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Seven.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the earlier of the tenth anniversary of benefit election (the “Tenth Anniversary Date”) or the date of the first withdrawal, the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraph.
The “Periodic Value” initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter, until the earlier of the first withdrawal or the Tenth Anniversary Date, we recalculate the Periodic Value. We stop determining the Periodic Value upon the earlier of your first withdrawal after the effective date of the benefit or the Tenth Anniversary Date. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1)
the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day; and

(2)	the Account Value.
If you make a withdrawal prior to the Tenth Anniversary Date, the Protected Withdrawal Value on the date of the withdrawal is equal to the greatest of:

(1)	the Account Value; or

(2)	the Periodic Value on the date of the withdrawal.

If you have not made a withdrawal on or before the Tenth Anniversary Date, your Protected Withdrawal Value subsequent to the Tenth Anniversary Date is equal to the greatest of:

(1)	the Account Value; or

(2)	the Periodic Value on the Tenth Anniversary Date, increased for subsequent adjusted purchase payments; or

(3)	the sum of:

(a)	200% of the Account Value on the effective date of the benefit;

(b)	200% of all adjusted purchase payments made within one year after the effective date of the benefit; and

(c)	all adjusted purchase payments made after one year following the effective date of the benefit up to the date of the first withdrawal.
On and after the date of your first withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent purchase payments, is reduced by withdrawals, including your first withdrawal (as described below), and is increased if you qualify for a step-up (as described below). Irrespective of these calculations, your Protected Withdrawal Value will always be at least equal to your Account Value.
Key Feature – Annual Income Amount under the Spousal Highest Daily Lifetime Seven Benefit
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active and does not reduce in subsequent Annuity Years, as described below. The percentage depends on the age of the youngest Designated Life on the date of the first withdrawal after election of the benefit. The percentages are: 5% for ages 79 and younger, 6% for ages 80 to 84, 7% for ages 85 to 89, and 8% for ages 90 and older. We use the age of the youngest Designated Life even if that Designated Life is no longer a participant under the Annuity due to death or divorce.
Under the Spousal Highest Daily Lifetime Seven benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.
Any Purchase Payment that you make will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credits) based on the age of the Annuitant at the time of the first withdrawal (the percentages are: 5% for ages 79 and younger, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credits).
If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Spousal Highest Daily Seven benefit.
An automatic step-up feature (“Highest Quarterly Auto Step-Up”) is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of the Highest Quarterly Step-Up starting with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. Having identified each of those quarter-end Account Values, we then multiply each such value by a percentage that varies based on the age of the youngest Designated Life on the Annuity Anniversary as of which the step-up would occur. The percentages are 5% for ages 79 and younger, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older. Thus, we multiply each quarterly value by the applicable percentage, adjust each such quarterly value for subsequent withdrawals and purchase payments, and then select the highest of those values. If the highest of those values exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest quarterly value upon which your step-up was based. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Seven has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Seven upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

The Spousal Highest Daily Lifetime Seven benefit does not affect your ability to make withdrawals under your annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Seven, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.
If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.
Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Seven benefit or any other fees and charges. Assume the following for all three examples:

▪	The Issue Date is December 1, 2007

▪	The Spousal Highest Daily Lifetime Seven benefit is elected on March 5, 2008.

▪	The youngest Designated Life was 70 years old when he/she elected the Spousal Highest Daily Lifetime Seven benefit.
Dollar-for-Dollar Reductions
On May 2, 2008, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest Designated Life is younger than 80 at the time of the 1st withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2008) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount – $6,000 less $2,500 = $3,500.
Proportional Reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2008 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount – $1,500 – reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).
Here is the calculation:

Account Value before withdrawal	$110,000.00
Less amount of “non” excess withdrawal	$3,500.00
Account Value immediately before excess withdrawal of $1,500	$106,500.00
Excess withdrawal amount	$1,500.00
Divided by Account Value immediately before excess withdrawal	$106,500.00
Ratio	1.41%
Annual Income Amount	$6,000.00
Less ratio of 1.41%	$84.51
Annual Income Amount for future Annuity Years	$5,915.49
Highest Quarterly Auto Step-Up
On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest Designated Life’s age on the Annuity Anniversary) of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (plus any Credits).
Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped-up if 5% (since the youngest Designated Life is younger than 80 on the date of the potential step-up) of the highest quarterly Account Value adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

Date*	Account value	Highest Quarterly Value (adjusted with withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Quarterly Value)
June 1, 2008	$118,000.00	$118,000.00	$5,900.00
August 6, 2008	$110,000.00	$112,885.55	$5,644.28
September 1, 2008	$112,000.00	$112,885.55	$5,644.28
December 1, 2008	$119,000.00	$119,000.00	$5,950.00

*
In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter – March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.

**
In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

▪
The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Total Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.

▪
This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

The adjusted Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Annual Income Amount is reset to $5,950.00.
In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year’s Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2008 and continuing through December 1, 2009, will be stepped-up to $5,950.00.
Benefits Under the Spousal Highest Daily Lifetime Seven Benefit

▪
To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Spousal Highest Daily Lifetime Seven, and amounts are still payable under Spousal Highest Daily Lifetime Seven, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime Seven benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to meet required minimum distribution requirements under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in the form of a fixed annuity.

▪
If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Account Value to any Annuity option available; or

(2)
request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life. If, due to death of a Designated Life or divorce prior to annuitization, only a single Designated Life remains, then Annuity payments will be made as a life annuity for the lifetime of the Designated Life.

We must receive your request in a form acceptable to us at our office.
In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

(1)
the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and

(2)	the Account Value.

▪	If no withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.

▪
Please note that payments that we make under this benefit after the Annuity Anniversary coinciding with or next following the older of the owner or Annuitant’s 95th birthday, will be treated as annuity payments.

Other Important Considerations

▪
Withdrawals under the Spousal Highest Daily Lifetime Seven benefit are subject to all of the terms and conditions of the Annuity, including any CDSC that may apply. Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal. However, we may impose a CDSC on the portion of a withdrawal that is deemed Excess Income.

▪
Withdrawals made while the Spousal Highest Daily Lifetime Seven Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Spousal Highest Daily Lifetime Seven Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.

▪
You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Highest Daily Lifetime Seven benefit. The Spousal Highest Daily Lifetime Seven benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

▪
You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking withdrawals.

▪	If you are taking your entire Annual Income Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.

▪	Upon inception of the benefit, and to maintain the benefit, 100% of your Account Value must have been allocated to the Permitted Sub-accounts.

▪
You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (as described below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled “What Are The Investment Objectives and Policies of The Portfolios?”. You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

▪
Transfers to and from the elected Sub-accounts and the AST Investment Grade Bond Portfolio Sub-account triggered by the mathematical formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.

▪
You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Spousal Highest Daily Lifetime Seven benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfers of Account Value and allocation of Additional purchase payments may be subject to new investment limitations.

▪
The fee for Spousal Highest Daily Lifetime Seven is 0.75% annually of the Protected Withdrawal Value. We deduct this fee at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.1875% of the Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Sub-account. Since this fee is based on the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime Seven may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described above.

▪
You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

▪
The Basic Death Benefit will terminate if withdrawals taken under the Spousal Highest Daily Lifetime Seven benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Spousal Highest Daily Lifetime Seven benefit cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)

Election of and Designations under the Benefit.
We no longer permit new elections of Spousal Highest Daily Lifetime Seven. Elections of Spousal Highest Daily Lifetime Seven must have been based on two Designated Lives. Designated Lives must be natural persons who are each other’s spouses at the time of election of the benefit. Spousal Highest Daily Lifetime Seven could only be elected where the Owner, Annuitant, and Beneficiary designations are as follows:

▪
One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner’s spouse. The Owner/Annuitant and the beneficiary each must be at least 59  1/2 years old at the time of election; or

▪
Co-Annuity Owners, where the Owners are each other’s spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. Each Owner must each be at least 59 1/2 years old at the time of election; or

▪
One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Code (or any successor Code section thereto) (“Custodial Account”), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Both the Annuitant and the Contingent Annuitant each must be at least 59  1/2 years old at the time of election.

We do not permit a change of Owner under this benefit, except as follows:

(a)	if one Owner dies and the surviving spousal Owner assumes the Annuity or

(b)
if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary designations under this benefit. If the Designated Lives divorce, however, the Spousal Highest Daily Lifetime Seven benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.

If you wish, you may cancel any Spousal Highest Daily Lifetime Seven benefit. You may then elect any other currently available living benefit on any Valuation Day after you have cancelled the Spousal Highest Daily Lifetime Seven benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of any Spousal Highest Daily Lifetime Seven benefit, any Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account used with the pre-determined mathematical formula will be reallocated to the Permitted Sub-accounts according to your most recent allocation instruction or in absence of such instruction, pro-rata. You should be aware that upon termination of Spousal Highest Daily Lifetime Seven, you will lose the Protected Withdrawal Value (including the Tenth Anniversary Date Guarantee), Annual Income Amount, and the Return of Principal Guarantee that you had accumulated under the benefit. Thus, the initial guarantees under any newly-elected benefit will be based on your current Account Value. Once the Spousal Highest Daily Lifetime Seven benefit is cancelled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Spousal Highest Daily Lifetime Seven benefit provided that the benefit you are looking to elect is available on a post-issue basis. Any such new benefit may be more expensive.
Return of Principal Guarantee
If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

(a)	your Account Value on the day that you elected Spousal Highest Daily Lifetime Seven; and

(b)	the sum of each Purchase Payment you made (including any Credits) during the one-year period after you elected the benefit.
If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Spousal Highest Daily Lifetime Seven and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.
Termination of the Benefit
You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) if upon the death of the first Designated Life, the surviving Designated Life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first Designated Life) (ii) upon the death of the second Designated Life, (iii) upon your termination of the benefit (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount) (iv) upon your surrender of the Annuity (v) as of the Latest Annuity Date or upon your election to begin receiving annuity payments (vi) if both the Account Value and Annual Income Amount equal zero or (vii) if you cease to meet our requirements for issuing the benefit (see Election of and Designations under the Benefit).
Upon termination of Spousal Highest Daily Lifetime Seven other than upon death of a Designated Life, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).
Mathematical Formula Component of Spousal Highest Daily Lifetime Seven
As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you have elected Spousal Highest Daily Lifetime Seven. For purposes of the benefit, we refer to those Permitted Sub-accounts as the “Permitted Sub-accounts”. As a requirement of participating in Spousal Highest Daily Lifetime Seven, we require that you participate in our specialized program, under which we may transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the “AST Investment Grade Bond Sub-account”). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate purchase payments to the AST Investment Grade Bond Sub-account. Under the formula component of Spousal Highest Daily Lifetime Seven, we monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. Any transfer would be made in accordance with a formula, which is set forth in Appendix E to this prospectus.
Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that we use 5% in the formula, irrespective of the Annuitant’s attained age. Then we produce an estimate of the total amount we would target in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the “Target Value” or “L”. If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the “Target Ratio” or “r”. If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the AST Investment Grade Bond Sub-account, and therefore we will transfer an amount from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts would occur.
If you elect the new formula (90% Cap Feature), see discussion regarding that feature.
As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Moreover, “flat” investment returns of your Account Value over a period of time also could result in the transfer of your Account Value from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Spousal Highest Daily Lifetime Seven, the ratios we use will be fixed. For newly-issued Annuities that elect Spousal Highest Daily Lifetime Seven and existing Annuities that elect Spousal Highest Daily Lifetime Seven, however, we reserve the right, subject to any required regulatory approval, to change the ratios.
While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Spousal Highest Daily Lifetime Seven.
Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:

▪	Not make any transfer between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account; or

▪
If a portion of your Account Value was previously allocated to the AST Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options); or

▪	Transfer all or a portion of your Account Value in the Permitted Sub-accounts pro rata to the AST Investment Grade Bond Sub-account.
Therefore, at any given time, some, none, or all of your Account Value may be allocated to the AST Investment Grade Bond Sub-account. If your entire Account Value is transferred to the AST Investment Grade Bond Sub-account, then based on the way the formula operates, the formula will not transfer amounts out of the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts and the entire Account Value would remain in the AST Investment Grade Bond Sub-account. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the AST Investment Grade Bond Sub-account. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the AST Investment Grade Bond Sub-accounts, if dictated by the formula. The amounts of any such transfers will vary, as dictated by the formula, and will depend on the factors listed below.
Prior to the first withdrawal, the primary driver of transfers to the AST Investment Grade Bond Sub-account is difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the AST Investment Grade Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the AST Investment Grade Bond Sub-account.
Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST Investment Grade Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

▪	The difference between your Account Value and your Protected Withdrawal Value;

▪	The amount of time Spousal Highest Daily Lifetime Seven has been in effect on your Annuity;

▪	The amount allocated to and the performance of the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account;

▪	Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and

▪	Any withdrawals you take from your Annuity (while the benefit is in effect).
Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the AST Investment Grade Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of that Sub-account has on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the AST

Investment Grade Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.
If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the AST Investment Grade Bond Sub-account, if dictated by the formula.
Any Account Value in the AST Investment Grade Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the AST Investment Grade Bond Sub-account.
Additional Tax Considerations
If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70  1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner’s lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Please note that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under “Key Feature – Protected Withdrawal Value”.
As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime Seven through a nonqualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.
If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note all Non-Lifetime Withdrawal provisions will apply.
Spousal Highest Daily Lifetime Seven with Beneficiary Income Option
Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime Seven with Beneficiary Income Option.
There was an optional death benefit feature under this benefit, the amount of which is linked to your Annual Income Amount. You may have chosen Spousal Highest Daily Lifetime Seven without also selecting the Beneficiary Income Option death benefit (“BIO”). We no longer permit elections of Spousal Highest Daily Lifetime Seven with BIO. If you terminate your Spousal Highest Daily Lifetime Seven benefit with BIO to elect any other available living benefit, you will lose all guarantees under the Spousal Highest Daily Lifetime Seven benefit with BIO, and will begin new guarantees under the newly elected benefit based on the Account Value as of the date the new benefit becomes active.
If you elected the Beneficiary Income Option death benefit, you may not elect any other optional benefit. You could elect the Beneficiary Income Option death benefit so long as each Designated Life was no older than age 75 at the time of election. This death benefit is not transferable in the event of a divorce, nor may the benefit be split in accordance with any divorce proceedings or similar instrument of separation. Since this fee is based on the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime Seven with BIO may be greater than it would have been, had it been based on the Account Value alone.
For purposes of the Beneficiary Income Option death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Spousal Highest Daily Lifetime Seven itself. Upon the first death of a Designated Life, no amount is payable under the Beneficiary Income Option death benefit. Upon the second death of a Designated Life, we identify the following amounts: (a) the amount of the base death benefit under the Annuity (b) the Protected Withdrawal Value and (c) the Annual Income Amount. If there were no withdrawals prior to the date of death, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death, and we calculate the Annual Income Amount as if there were a withdrawal on the date of death. If there were withdrawals prior to the date of death, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.
If there is one beneficiary, he/she must choose to receive either the base death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of annual payment of the Annual Income Amount – such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Thus, each beneficiary can choose to take his/her portion of either (a) the basic death benefit or (b) the Beneficiary Income Option death benefit. If chosen, for qualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than December 31st of the year following the annuity owner’s date of death. For nonqualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than one year after the owner’s date of death. For nonqualified Annuities, if the beneficiary is other than an individual, payment under the Beneficiary Income Option may be limited to a period not exceeding five years from the owner’s date of death. In order to receive the Beneficiary Income Option death benefit, each beneficiary’s share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary’s death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.
Here is an example to illustrate how the death benefit may be paid:

▪
Assume that (i) the basic death benefit is $50,000, the Protected Withdrawal Value is $100,000, and the Annual Income Amount is $5,000; (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.

▪
Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20-year pay out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value).

▪
The pro-rated portion of the Annual Income Amount equal to $3,750 (i.e., the first beneficiary’s 75% share multiplied by $5,000) is then paid each year for the 20-year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary’s 75% share of the $100,000 Protected Withdrawal Value).

The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).
If you elect to terminate Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, both Spousal Highest Daily Lifetime Seven and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the “Election of and Designations under the Benefit” section, above.
Optional 90% Cap Feature for the Formula for Highest Daily Lifetime Seven and Spousal Highest Daily Lifetime Seven
If you currently own an Annuity and have elected the Highest Daily Lifetime Seven Income Benefit (including Highest Daily Lifetime Seven with Beneficiary Income Option and Highest Daily Lifetime Seven with Lifetime Income Accelerator) or Spousal Highest Daily Lifetime Seven Income Benefit (including Spousal Highest Daily Lifetime Seven with Beneficiary Income Option), you can elect this feature which utilizes a new formula. The new formula is described below and will replace the “Transfer Calculation” portion of the formula currently used in connection with your benefit on a prospective basis. There is no cost to adding this feature to your Annuity. There is no cost for adding this feature. This election may only be made once and may not be revoked once elected. The new formula is found in Appendix E of this prospectus (page E-4). Only the election of the 90% cap will prevent all of your Account Value from being allocated to the AST Investment Grade Bond Portfolio Sub-account. If all of your Account Value is currently allocated to the AST Investment Grade Bond Portfolio Sub-account, it will not transfer back to the Permitted Sub-accounts unless you elect the 90% cap feature. If you make additional Purchase Payments, they may or may not result in a transfer to or from the AST Investment Grade Bond Portfolio Sub-account.
Under the new formula, the formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account (“90% cap” or 90% cap feature”). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST Investment Grade Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST Investment Grade Bond Sub-account.
If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond Sub-account (at least until there is first a transfer out of the AST Investment Grade Bond Sub-account). For example,

▪
March 19, 2009 – a transfer is made that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

▪
March 20, 2009 – you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.

▪
As of March 20, 2009 (and at least until first a transfer is made out of the AST Investment Grade Bond Sub-account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the AST Investment Grade Bond Sub-account and

18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the AST Investment Grade Bond Sub-account).

▪
Once there is a transfer out of the AST Investment Grade Bond Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula. Once you elect this feature, the new transfer formula described above and set forth below will be the formula for your Annuity.
In the event that more than ninety percent (90%) of your Account Value is allocated to the AST Investment Grade Bond Sub-account and you have elected this feature, up to ten percent (10%) of your Account Value currently allocated to the AST Investment Grade Bond Sub-account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the AST Investment Grade Bond Sub-account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amounts of such additional transfer(s) will vary. If on the date this feature is elected 100% of your Account Value is allocated to the Investment Grade Bond Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts. While there are no assurances that future transfers will occur, it is possible that an additional transfer(s) to the Permitted Sub-accounts could occur following the Valuation Day(s), and in some instances (based on the formula) the additional transfer(s) could be large.
Once the 90% cap feature is met, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).
Important Consideration When Electing The New Formula:

▪	At any given time, some, most or none of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.

▪
Please be aware that because of the way the 90% cap formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.

▪
If this feature is elected, any Account Value transferred to the Permitted Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.

HIGHEST DAILY LIFETIME® 7 PLUS INCOME BENEFIT (HD® 7 Plus)
Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Highest Daily Lifetime 7 Plus benefit.
Highest Daily Lifetime 7 Plus is no longer offered for new elections. Please note that if you terminate Highest Daily Lifetime 7 Plus and elect another available living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. The income benefit under Highest Daily Lifetime 7 Plus currently is based on a single “designated life” who was at least 45 years old on the date that the benefit was elected. The Highest Daily Lifetime 7 Plus Benefit was not available if you elected any other optional living benefit, although you may elect any optional death benefit other than the Highest Daily Value death benefit. As long as your Highest Daily Lifetime 7 Plus Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of the permitted investment options, see the “Investment Options” section of this prospectus.
Highest Daily Lifetime 7 Plus guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life (“Lifetime Withdrawals”), provided that you have not made “excess withdrawals” that have resulted in your Account Value being reduced to zero. We also permit you to make a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. Highest Daily Lifetime 7 Plus may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Highest Daily Lifetime 7 Plus. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take an excess withdrawal that brings your Account Value to zero, it is possible that your Annual Income Amount could also fall to zero. In that scenario, no further amount would be payable under the Highest Daily Lifetime 7 Plus benefit.

Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraphs.
The “Periodic Value” initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1)
the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and

(2)	the Account Value.
If you have not made a Lifetime Withdrawal on or before the 10th, 20th, or 25th Anniversary of the effective date of the benefit, your Periodic Value on the 10th, 20th, or 25th Anniversary of the benefit effective date is equal to the greater of:

(1)	the Periodic Value described above or,

(2)	the sum of (a), (b) and (c) below (proportionally reduced for any Non-Lifetime Withdrawals):

(a)	200% (on the 10th anniversary), 400% (on the 20th anniversary) or 600% (on the 25th anniversary) of the Account Value on the effective date of the benefit;

(b)	200% (on the 10th anniversary), 400% (on the 20th anniversary) or 600% (on the 25th anniversary) of all adjusted purchase payments made within one year following the effective date of the benefit; and

(c)	all adjusted purchase payments made after one year following the effective date of the benefit.
If you elected Highest Daily Lifetime 7 Plus with Beneficiary Income Option (“BIO”) (see below), we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary of the effective date of the benefit (“Tenth Anniversary”). This means that under the Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20th and 25th Anniversary of the Benefit Effective Date.
On and after the date of your first Lifetime Withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent purchase payments, is reduced by withdrawals, including your first Lifetime Withdrawal (as described below), and may be increased if you qualify for a step-up (as described below).
Return of Principal Guarantee
If you have not made a Lifetime Withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

(a)	your Account Value on the day that you elected Highest Daily Lifetime 7 Plus proportionally reduced for any Non-Lifetime Withdrawal; and

(b)
the sum of each Purchase Payment proportionally reduced for any subsequent Non-Lifetime Withdrawal (including the amount of any associated Credits) you made during the one-year period after you elected the benefit.

If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the AST Investment Grade Bond Sub-account), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. Because the amount is added to Account Value, it will also be subject to each charge under your Annuity based on Account Value. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime 7 Plus and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal (other than a Non-Lifetime Withdrawal) prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee. The Return of Principal Guarantee is referred to as the Guaranteed Minimum Account Value Credit in the benefit rider.
Key Feature – Annual Income Amount under the Highest Daily Lifetime 7 Plus Benefit
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 45 – less than 59 1/2, 5% for ages 59 1/2 – 74, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older.
Under the Highest Daily Lifetime 7 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual

Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions are based on the actual amount of the withdrawal, including any CDSC that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.
Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.
You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.
Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime 7 Plus will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credits) based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 45 – less than 59 1/2, 5% for ages 59 1/2 – 74, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credits).
If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Highest Daily Lifetime 7 Plus benefit.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of Highest Daily Lifetime 7 Plus. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 4% for ages 45 – less than 59 1/2, 5% for ages 591/2-74, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime 7 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime 7 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.
If you establish a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.
The Highest Daily Lifetime 7 Plus benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime 7 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.
If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.
Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime 7 Plus benefit or any other fees and charges. Assume the following for all three examples:

▪	The Issue Date is December 1, 2008

▪	The Highest Daily Lifetime 7 Plus benefit is elected on March 5, 2009

▪	The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 7 Plus benefit.
Example of dollar-for-dollar reductions
On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the Annuitant is between the ages of 59 1/2 and 74 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).
Example of proportional reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 – reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).
Here is the calculation:

Account Value before Lifetime Withdrawal	$118,000.00
Less amount of “non” excess withdrawal	$3,500
Account Value immediately before excess withdrawal of $1,500	$114,500.00
Excess withdrawal amount	$1,500
Divided by Account Value immediately before excess withdrawal	$114,500.00
Ratio	1.31%
Annual Income Amount	$6,000
Less ratio of 1.31%	$78.6
Annual Income Amount for future Annuity Years	$5,921.4
Example of highest daily auto step-up
On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant’s age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (including the amount of any associated Credits).
Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the designated life is between 59 1/2 and 74 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments (including the amount of any associated Credits), is higher than $5,921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

Date*	Account value	Highest Daily Value (adjusted with withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
November 25, 2009	$119,000.00	$119,000.00	$5,950.00
November 26, 2009		Thanksgiving Day
November 27, 2009	$113,000.00	$113,986.95	$5,699.35
November 30, 2009	$113,000.00	$113,986.95	$5,699.35
December 1, 2009	$119,000.00	$119,000.00	$5,950.00

*
In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.

**
In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

▪
The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.

▪
This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.

▪
The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year’s Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Highest Daily Lifetime 7 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Access to Account Value – Can I Surrender My Annuity for Its Value?”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Highest Daily Lifetime 7 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Highest Daily Lifetime 7 Plus benefit. If you don’t elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value and the Return of Principal guarantee. It will also proportionally reduce the Periodic Value guarantees on the tenth, twentieth and twenty-fifth anniversaries of the benefit effective date (see description in “Key Feature – Protected Withdrawal Value,” above). It will reduce all three by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third-party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.
Assume the following:

▪	The Issue Date is December 1, 2008

▪	The Highest Daily Lifetime 7 Plus benefit is elected on March 5, 2009

▪	The Account Value at benefit election was $105,000

▪	The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 7 Plus benefit.

▪	No previous withdrawals have been taken under the Highest Daily Lifetime 7 Plus benefit.
On May 2, 2009, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000, the 10th benefit year Return of Principal guarantee is $105,000, the 20th benefit year minimum Periodic Value guarantee is $420,000, the 25th benefit year minimum Periodic Value guarantee is $630,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on May 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Highest Daily Lifetime 7 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

Here is the calculation:

Withdrawal Amount divided by	$15,000
Account Value before withdrawal	$120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375
10th benefit year Return of Principal	$91,875
10th benefit year Minimum Periodic Value	$183,750
20th benefit year Minimum Periodic Value	$367,500
25th benefit year Minimum Periodic Value	$551,250
Required Minimum Distributions
Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Any withdrawal you take that exceeds the Annual Income Amount in Annuity Years that your required minimum distribution amount is not greater than the Annual Income Amount will be treated as an Excess Withdrawal under the benefit. If your required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered an excess withdrawal.
In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar by dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as an excess withdrawal.
Example – Required Minimum Distributions
The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.
Annual Income Amount = $5,000
Remaining Annual Income Amount = $3,000
Required Minimum Distribution = $6,000
The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 – $5,000) = $4,000).
If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all of the guarantees associated with the Highest Daily Lifetime 7 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000), without being treated as an Excess Withdrawal is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.
Benefits Under Highest Daily Lifetime 7 Plus

▪
To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount or as a result of the fee that we assess for Highest Daily Lifetime 7 Plus, and amounts are still payable under Highest Daily Lifetime 7 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. If you have not begun taking Lifetime Withdrawals and your Account Value is reduced to zero as a result of the fee we assess for Highest Daily Lifetime 7 Plus, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the Account Value was reduced to zero and Lifetime Withdrawals will begin on the next Annuity anniversary. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in these scenarios, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime 7 Plus benefit terminates, and no additional payments are made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the Designated Life.

▪
If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Account Value to any Annuity option available; or

(2)
request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single Designated Life. We must receive your request in a form acceptable to us at our office.

▪
In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

(1)
the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

(2)	the Account Value.

▪	If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.

▪	Please note that payments that we make under this benefit after the Annuity Anniversary coinciding with or next following the annuitant’s 95th birthday will be treated as annuity payments.
Other Important Considerations

▪
Withdrawals under the Highest Daily Lifetime 7 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount.

▪
Withdrawals made while the Highest Daily Lifetime 7 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis.

▪
You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime 7 Plus benefit. The Highest Daily Lifetime 7 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to our rules regarding time and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

▪
You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking withdrawals.

▪	If you are taking your entire Annual Income Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.

▪	Upon inception of the benefit, and to maintain the benefit, 100% of your Account Value must have been allocated to the Permitted Sub-accounts.

▪
You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (see description below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled “What Are The Investment Objectives and Policies of The Portfolios?”. You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

▪
Transfers to and from the elected Sub-accounts and the AST Investment Grade Bond Portfolio Sub-account triggered by the Highest Daily Lifetime 7 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

▪
You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Highest Daily Lifetime 7 Plus benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfer of Account Value and allocation of additional purchase payments may be subject to new investment limitations.

▪
The maximum charge for Highest Daily Lifetime 7 Plus is 1.50% annually of the greater of Account Value and the Protected Withdrawal Value (PWV). The current charge is 0.75% annually of the greater of Account Value and the Protected Withdrawal Value. We deduct this fee on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.1875% of the greater of the prior day’s Account Value or the prior day’s Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account and the DCA Fixed Rate Option (if applicable). Since this fee is based on the greater of the Account Value or the Protected Withdrawal Value, the fee for Highest Daily Lifetime 7 Plus may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the Account Value at the benefit quarter, we will charge the remainder of the Account Value for the benefit and continue the benefit as described above.

▪
You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

▪
The Basic Death Benefit will terminate if withdrawals taken under Highest Daily Lifetime 7 Plus cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under Highest Daily Lifetime 7 Plus cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)

Election of and Designations Under the Benefit
We no longer permit new elections of Highest Daily Lifetime 7 Plus. For Highest Daily Lifetime 7 Plus, there must have been either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must have been at least 45 years old.
Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime 7 Plus. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime 7 Plus, except if (a) the new Owner has the same taxpayer identification number as the previous owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.
Please note that if you terminate a living benefit such as Highest Daily Lifetime 7 Plus and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. We reserve the right to waive, change and/or further limit the election frequency in the future.
Termination of the Benefit
You may terminate Highest Daily Lifetime 7 Plus at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates: (i) upon your termination of the benefit, (ii) upon your surrender of the Annuity, (iii) as of the Latest Annuity Date or upon your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of Annuity payments, we will continue to pay the Annual Income Amount), (iv) upon our receipt of due proof of the death of the Annuitant, (v) if both the Account Value and Annual Income Amount equal zero, or (vi) if you cease to meet our requirements as described in “Election of and Designations under the Benefit”.
Upon termination of Highest Daily Lifetime 7 Plus other than upon the death of the Annuitant, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).
If a surviving spouse elects to continue the Annuity, the Highest Daily Lifetime 7 Plus benefit terminates. The spouse may elect the benefit subject to the restrictions discussed above.
How Highest Daily Lifetime 7 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime 7 Plus. For purposes of this benefit, we refer to those permitted investment options as the “Permitted Sub-accounts”. If your annuity was issued on or after May 1, 2009 (subject to regulatory approval), you may also choose to allocate purchase payments while this program is in effect to DCA Fixed Rate Options utilized with our 6 or 12 Month Dollar Cost Averaging Program (“6 or 12 Month DCA Program”). If you are participating in Highest Daily Lifetime 7 Plus and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be withdrawn from the DCA Fixed Rate Options. Amounts withdrawn from the DCA Fixed Rate Options under the formula will be taken on a last-in, first-out basis. For purposes of the discussion below concerning transfers from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, amounts held within the DCA Fixed Rate Options are included within the term “Permitted Sub-accounts”. Thus, amounts may be transferred from the DCA Fixed Rate Options in the circumstances described above and in the section of this prospectus entitled 6 or 12 Month Dollar Cost Averaging Program. Any transfer dictated by the formula out of the AST Investment Grade Bond Sub-account will be transferred to the Permitted Sub-accounts, not including the DCA Fixed Rate Options.
An integral part of Highest Daily Lifetime 7 Plus is the pre-determined mathematical formula used to transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the “AST Investment Grade Bond Sub-Account”). The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate purchase payments to or make transfers to or from the AST Investment Grade Bond Sub-account. The formula monitors your Account Value daily and, if dictated by the formula, systematically transfers amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. The formula is set forth in Appendix F.

Speaking generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that 5% is used in the formula, irrespective of the Annuitant’s attained age. Then it produces an estimate of the total amount targeted in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the “Target Value” or “L”. If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments (and associated purchase credits), and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts including any amounts allocated to DCA Fixed Rate Options. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the “Target Ratio” or “r”. If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap feature) to the AST Investment Grade Bond Sub-account. As discussed above, if all or a portion of your Account Value is allocated to one or more DCA Fixed Rate Options at the time a transfer to the AST Investment Grade Bond Sub-account is required under the formula, we will first look to process the transfer from the Permitted Sub-accounts. If the amount allocated to the Permitted Sub-accounts is insufficient to satisfy the transfer, then any remaining amounts will be transferred from the DCA Fixed Rate Options on a “last-in, first-out” basis. Once a transfer is made, the three consecutive Valuation Days begin again. If, however, on any Valuation Day, the Target Ratio is above 84.5%, it will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the AST Investment Grade Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts will occur.
The formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account (“90% cap”). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST Investment Grade Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your account value could be more than 90% invested in the AST Investment Grade Bond Sub-account.
If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond Sub-account (at least until there is first a transfer out of the AST Investment Grade Bond Sub-account). For example,

▪
March 19, 2009 – a transfer is made to the AST Investment Grade Bond Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

▪
March 20, 2009 – you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.

▪
On March 20, 2009 (and at least until first a transfer is made out of the AST Investment Grade Bond Sub-account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST Investment Grade Bond Sub-account).

▪
Once there is a transfer out of the AST Investment Grade Bond Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into existence and be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula.
As you can glean from the formula, poor or flat investment performance of your Account Value may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime 7 Plus, the values we use to compare to the Target Ratio will be fixed.

Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, a transfer may be made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts. Any such transfer will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options). This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.
The amount of the transfer will be equal to the lesser of:

(a)	The total value of all your Account Value in the AST Investment Grade Bond Sub-account, or

(b)	An amount equal to 5% of your total Account Value.
While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime 7 Plus. Depending on the results of the calculations of the formula, we may, on any Valuation Day:

▪	Not make any transfer between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account; or

▪
If a portion of your Account Value was previously allocated to the AST Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options); or

▪	Transfer a portion of your Account Value in the Permitted Sub-accounts pro rata to the AST Investment Grade Bond Sub-account.
At any given time, some, most or none of your Account Value will be allocated to the AST Investment Grade Bond Sub-account, as dictated by the formula.
Prior to the first Lifetime Withdrawal, the primary driver of transfers to the AST Investment Grade Bond Sub-account is difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the AST Investment Grade Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the AST Investment Grade Bond Sub-account.
Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST Investment Grade Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

▪	The difference between your Account Value and your Protected Withdrawal Value;

▪	The amount of time Highest Daily Lifetime 7 Plus has been in effect on your Annuity;

▪	The amount allocated to and the performance of the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account;

▪	Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and

▪	Any withdrawals you take from your Annuity (while the benefit is in effect).
Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the AST Investment Grade Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of those investments have on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the AST Investment Grade Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.
If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the AST Investment Grade Bond Sub-account, if dictated by the formula and subject to the 90% cap feature.
Any Account Value in the AST Investment Grade Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the AST Investment Grade Bond Sub-account.

Additional Tax Considerations
If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner’s lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. Please note that any withdrawal (except the Non-Lifetime Withdrawal) you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under “Key Feature – Protected Withdrawal Value”.
As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime 7 Plus through a nonqualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.
If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note all Non-Lifetime Withdrawal provisions will apply.
Highest Daily Lifetime 7 Plus with Beneficiary Income Option
Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Highest Daily Lifetime 7 Plus with Beneficiary Income Option.
We previously offered an optional death benefit feature under Highest Daily Lifetime 7 Plus, the amount of which is linked to your Annual Income Amount. We refer to this optional death benefit as the Beneficiary Income Option or BIO. Highest Daily Lifetime 7 Plus with BIO is no longer available for new elections. Please note that if you terminate Highest Daily Lifetime 7 Plus with BIO and elect any other available living benefit you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. As long as your Highest Daily Lifetime 7 Plus with Beneficiary Income Option is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. This benefit could be elected, provided that all owners and beneficiaries are natural persons or an agent acting for a natural person.
If you elected this death benefit, you could not elect any other optional benefit. You could have elected the Beneficiary Income Option death benefit so long as the Annuitant was no older than age 75 at the time of election and met the Highest Daily Lifetime 7 Plus age requirements. For purposes of this optional death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Highest Daily Lifetime 7 Plus itself. However, we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary Date. This means that under the Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20th and 25th Anniversary of the Benefit Effective Date. If you choose the Highest Daily Lifetime 7 Plus with BIO, the maximum charge is 2.00% of the greater of Account Value and the Protected Withdrawal Value (“PWV”) annually. The current charge is 1.10% annually of the greater of the Account Value and the PWV. We deduct this charge on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.275% of the greater of the prior day’s Account Value or the prior day’s Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Sub-account, and from the DCA Fixed Rate Option (if applicable). Because the fee for this benefit is based on the greater of the Account Value or the Protected Withdrawal Value, the fee for Highest Daily Lifetime 7 Plus with the Beneficiary Income Option may be greater than it would have been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero and, continue the benefit as described below.
Upon a death that triggers payment of a death benefit under the Annuity, we identify the following amounts: (a) the amount of the basic death benefit under the Annuity, (b) the Protected Withdrawal Value, and (c) the Annual Income Amount. If there were no Lifetime Withdrawals prior to the date of death, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death, and we calculate the Annual Income Amount as if there were a withdrawal on the date of death. If there were Lifetime Withdrawals prior to the date of death, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.
If there is one beneficiary, he/she must choose to receive either the basic death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of periodic payments of the Annual Income Amount – such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Each beneficiary can choose to take his/her portion of either (a) the basic death benefit, or (b) the Beneficiary Income Option death benefit. If chosen, for qualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than December 31st of the year following the annuity owner’s date of death. For nonqualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than one year after the owner’s date of death. For nonqualified Annuities, if the beneficiary is other than an individual, payment under the Beneficiary Income Option may be limited to a period not exceeding five years from the owner’s date of death. In order to receive the Beneficiary Income Option death benefit, each beneficiary’s share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the

Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary’s death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.
Here is an example to illustrate how the death benefit may be paid:

▪
Assume that (i) the basic death benefit is $50,000, the Protected Withdrawal Value is $100,000, and the Annual Income Amount is $5,000; (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.

▪
Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20-year pay-out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value). The pro-rated portion of the Annual Income Amount, equal to $3,750 annually (i.e., the first beneficiary’s 75% share multiplied by $5,000), is then paid each year for the 20-year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary’s 75% share of the $100,000 Protected Withdrawal Value). The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).

If you elect to terminate Highest Daily Lifetime 7 Plus with Beneficiary Income Option, both Highest Daily Lifetime 7 Plus and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Highest Daily Lifetime 7 Plus with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the “Election of and Designations under the Benefit” section above.
Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator
Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator.
In the past, we offered a version of Highest Daily Lifetime 7 Plus called Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator (“Highest Daily Lifetime 7 Plus with LIA”). Highest Daily Lifetime 7 Plus with LIA is no longer available for new elections. You could choose Highest Daily Lifetime 7 Plus with or without also electing LIA, however you could not elect LIA without Highest Daily Lifetime 7 Plus and you must have elected the LIA benefit at the time you elected Highest Daily Lifetime 7 Plus. Please note that if you terminate Highest Daily Lifetime 7 Plus with LIA and elect any other available living benefit you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. If you elected this benefit, you may not have elect any other optional benefit. As long as your Highest Daily Lifetime 7 Plus with LIA benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. The income benefit under Highest Daily Lifetime 7 Plus with LIA was based on a single “designated life” who was between the ages of 45 and 75 on the date that the benefit is elected. All terms and conditions of Highest Daily Lifetime 7 Plus apply to this version of the benefit, except as described herein.
Highest Daily Lifetime 7 Plus with LIA is not long-term care insurance and should not be purchased as a substitute for long-term care insurance. The income you receive through the Lifetime Income Accelerator may be used for any purpose, and it may or may not be sufficient to address expenses you may incur for long-term care. You should seek professional advice to determine your financial needs for long-term care.
Highest Daily Lifetime 7 Plus with LIA guarantees, until the death of the single designated life, the ability to withdraw an amount equal to double the Annual Income Amount (which we refer to as the “LIA Amount”) if you meet the conditions set forth below. If you choose the Highest Daily Lifetime 7 Plus with LIA, the maximum charge is 2.00% of the greater of Account Value and the Protected Withdrawal Value (“PWV”) annually. The current charge is 1.10% annually of the greater of Account Value and the PWV. We deduct this charge on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.275% of the greater of the prior day’s Account Value, or the prior day’s Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Sub-account and the DCA Fixed Rate Option (if applicable). Since this fee is based on the greater of Account Value and the Protected Withdrawal Value, the fee for Highest Daily Lifetime 7 Plus with LIA may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described below.
If this benefit is being elected on an Annuity held as a 403(b) plan, then in addition to meeting the eligibility requirements listed below for the LIA Amount you must separately qualify for distributions from the 403(b) plan itself.
Eligibility Requirements for LIA Amount. Both a waiting period of 36 months from the benefit effective date, and an elimination period of 120 days from the date of notification that one or both of the requirements described immediately below have been met, apply before you can become eligible for the LIA Amount. Assuming the 36-month waiting period has been met and we have received the notification referenced in the immediately preceding sentence, the LIA amount would be available for withdrawal on the Valuation Day immediately after the 120th day. The waiting period and the elimination period may run concurrently. In addition to satisfying the waiting and elimination period, at least one of the following requirements (“LIA conditions”) must be met.

(1)
The designated life is confined to a qualified nursing facility. A qualified nursing facility is a facility operated pursuant to law or any state licensed facility providing medically necessary in-patient care which is prescribed by a licensed physician in writing and based on physical limitations which prohibit daily living in a non-institutional setting.

(2)	The designated life is unable to perform two or more basic abilities of caring for oneself or “activities of daily living.” We define these basic abilities as:

i.	Eating: Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously.

ii.	Dressing: Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.

iii.	Bathing: Washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower.

iv.	Toileting: Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.

v.	Transferring: Moving into or out of a bed, chair or wheelchair.

vi.
Continence: Maintaining control of bowel or bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform personal hygiene (including caring for catheter or colostomy bag).

You must notify us when the LIA conditions have been met. If, when we receive such notification, there are more than 120 days remaining until the end of the waiting period described above, you will not be eligible for the LIA Amount. If there are 120 days or less remaining until the end of the waiting period when we receive notification that the LIA conditions are met, we will determine eligibility for the LIA Amount through our then current administrative process, which may include, but is not limited to, documentation verifying the LIA conditions and/or an assessment by a third party of our choice. Such assessment may be in person and we will assume any costs associated with the aforementioned assessment. Once eligibility is determined, the LIA Amount is equal to double the Annual Income Amount as described above under the Highest Daily Lifetime 7 Plus benefit.
Additionally, once eligibility is determined, we will reassess your eligibility on an annual basis although your LIA benefit for the year that immediately precedes our reassessment will not be affected if it is determined that you are no longer eligible. Your first reassessment may occur in the same year as your initial assessment. If we determine that you are no longer eligible to receive the LIA Amount, the Annual Income Amount would replace the LIA Amount on the next Annuity Anniversary (the “ineligibility effective date”). However, 1) if you were receiving income through a systematic withdrawal program that was based on your LIA Amount; 2) you subsequently become ineligible to receive your LIA Amount, and 3) we do not receive new withdrawal instructions from you prior to the ineligibility effective date, we will cancel such systematic withdrawal program on the ineligibility effective date. You will be notified of your subsequent ineligibility and the date systematic withdrawal payments will stop before either occur. If any existing systematic withdrawal program is canceled, you must enroll in a new systematic withdrawal program if you wish to receive income on a systematic basis. You may establish a new or make changes to any existing systematic withdrawal program at any time by contacting our Annuity Service Office. All “Excess Income” conditions described above in ““Key Feature – Annual Income Amount under the Highest Daily Lifetime 7 Plus Benefit” would apply. There is no limit on the number of times you can become eligible for the LIA Amount, however, each time would require the completion of the 120-day elimination period, notification that the designated life meets the LIA conditions, and determination, through our then current administrative process, that you are eligible for the LIA Amount, each as described above.
LIA Amount at the First Lifetime Withdrawal. If your first Lifetime Withdrawal subsequent to election of Highest Daily Lifetime 7 Plus with LIA occurs while you are eligible for the LIA Amount, the available LIA Amount is equal to double the Annual Income Amount.
LIA Amount After the First Lifetime Withdrawal. If you become eligible for the LIA Amount after you have taken your first Lifetime Withdrawal, the available LIA amount for the current and subsequent Annuity Years is equal to double the then current Annual Income Amount, however the available LIA amount in the current Annuity Year is reduced by any Lifetime Withdrawals that have been taken in the current Annuity Year. Cumulative Lifetime Withdrawals in an Annuity Year which are less than or equal to the LIA Amount (when eligible for the LIA amount) will not reduce your LIA Amount in subsequent Annuity Years, but any such withdrawals will reduce the LIA Amount on a dollar-for-dollar basis in that Annuity Year.
Withdrawals in Excess of the LIA Amount. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the LIA Amount when you are eligible (“Excess Withdrawal”), your LIA Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the excess portion of the withdrawal to the Account Value immediately prior to the Excess Withdrawal. Reductions include the actual amount of the withdrawal, including any CDSC that may apply. Withdrawals of any amount (excluding the Non-Lifetime Withdrawal) up to and including the LIA Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Excess Withdrawals will reduce the Protected Withdrawal Value by the same ratio as the reduction to the LIA Amount. Any withdrawals that are less than or equal to the LIA amount (when eligible) but in excess of the free withdrawal amount available under this Annuity will not incur a CDSC.
Withdrawals are not required. However, subsequent to the first Lifetime Withdrawal, the LIA Amount is not increased in subsequent Annuity Years if you decide not to take a withdrawal in an Annuity Year or take withdrawals in an Annuity Year that in total are less than the LIA Amount.
Purchase Payments. If you are eligible for the LIA Amount as described under “Eligibility Requirements for LIA Amount” and you make an additional Purchase Payment, we will increase your LIA Amount by double the amount we add to your Annual Income Amount.
Step Ups. If your Annual Income Amount is stepped up, your LIA Amount will be stepped up to equal double the stepped up Annual Income Amount.
Guarantee Payments. If your Account Value is reduced to zero as a result of cumulative withdrawals that are equal to or less than the LIA Amount when you are eligible, or as a result of the fee that we assess for Highest Daily Lifetime 7 Plus with LIA, and there is still a LIA Amount available, we will make an additional payment for that Annuity Year equal to the remaining LIA Amount. If you have not begun taking Lifetime Withdrawals and your Account Value is reduced to zero as a result of the fee we assess for Highest Daily Lifetime 7 Plus with LIA, we will calculate the Annual Income Amount and any LIA amount if you are eligible, as if you made your first Lifetime Withdrawal on the date the Account Value was reduced to zero and Lifetime Withdrawals will begin on the next Annuity Anniversary. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in these scenarios, the remaining LIA Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the LIA Amount as described in this section. We will make payments until the death of the single designated life. Should the designated life no longer qualify for the LIA amount (as described under “Eligibility Requirements for LIA Amount” above), the Annual Income Amount would continue to be available. Subsequent eligibility for the LIA Amount would require the completion of the 120-day elimination period as well as meeting the LIA conditions listed above under “Eligibility Requirements for LIA Amount”. To the extent that cumulative withdrawals in the current Annuity Year that reduce your Account Value to zero are more than the LIA Amount (except in the case of required minimum distributions), Highest Daily Lifetime 7 Plus with LIA terminates, and no additional payments are permitted.
Annuity Options. In addition to the Highest Daily Lifetime 7 Plus Annuity Options described above, after the Tenth Anniversary you may also request that we make annuity payments each year equal to the Annual Income Amount. In any year that you are eligible for the LIA Amount, we make annuity payments equal to the LIA Amount. If you would receive a greater payment by applying your Account Value to receive payments for life under your Annuity, we will pay the greater amount. Annuitization prior to the Tenth Anniversary will forfeit any present or future LIA amounts. We will continue to make payments until the death of the Designated Life. If this option is elected, the Annual Income Amount and LIA Amount will not increase after annuity payments have begun.
If you elected Highest Daily Lifetime 7 Plus with LIA, and never meet the eligibility requirements you will not receive any additional payments based on the LIA Amount.
SPOUSAL HIGHEST DAILY LIFETIME® 7 PLUS INCOME BENEFIT (SHD®7 Plus)
Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime 7 Plus benefit.
Spousal Highest Daily Lifetime 7 Plus is the spousal version of Highest Daily Lifetime 7 Plus. We no longer offer Spousal Highest Daily Lifetime 7 Plus. If you elected Spousal Highest Daily Lifetime 7 Plus and subsequently terminate the benefit, you may elect another available living benefit, subject to our current rules. See “Termination of Existing Benefits and Election of New Benefits”.
Please note that if you terminate Spousal Highest Daily Lifetime 7 Plus and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. Spousal Highest Daily Lifetime 7 Plus could have been elected based on two Designated Lives, as described below. The youngest Designated Life must have been at least 50 years old and the oldest Designated Life must have been at least 55 years old when the benefit was elected. Spousal Highest Daily Lifetime 7 Plus is not available if you elected any other optional benefit. As long as your Spousal Highest Daily Lifetime 7 Plus Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of permitted investment options, see the “Investment Options” section in this prospectus.
We previously offered a benefit that guarantees until the later death of two natural persons who are each other’s spouses at the time of election of the benefit (the “Designated Lives”, and each, a “Designated Life”) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the Designated Lives (“Lifetime Withdrawals”) provided you have not made “excess withdrawals” that have resulted in your Account Value being reduced to zero. We also permit a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime 7 Plus benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Spousal Highest Daily Lifetime 7 Plus. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take an excess withdrawal that brings your Account Value to zero, it is possible that your Annual Income Amount could also fall to zero. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime 7 Plus.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraph.
The “Periodic Value” initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1)
the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and

(2)	the Account Value.
If you have not made a Lifetime Withdrawal on or before the 10th, 20th, or 25th Anniversary of the effective date of the benefit, your Periodic Value on the 10th, 20th, or 25th Anniversary of the benefit effective date is equal to the greater of:

(1)	the Periodic Value described above or,

(2)	the sum of (a), (b) and (c) (proportionally reduced for any Non-Lifetime Withdrawal):

(a)	200% (on the 10th anniversary), 400% (on the 20th anniversary) or 600% (on the 25th anniversary) of the Account Value on the effective date of the benefit;

(b)	200% (on the 10th anniversary), 400% (on the 20th anniversary) or 600% (on the 25th anniversary) of all adjusted purchase payments made within one year following the effective date of the benefit; and

(c)	All adjusted purchase payments made after one year following the effective date of the benefit.
If you elect Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option (“BIO”) (see below), we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary of the effective date of the benefit (“Tenth Anniversary”). This means that under the Spousal Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20th and 25th Anniversary of the Benefit Effective Date.
On and after the date of your first Lifetime Withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent purchase payments, is reduced by withdrawals, including your first Lifetime Withdrawal (as described below), and may be increased if you qualify for a step-up (as described below).
Return of Principal Guarantee
If you have not made a Lifetime Withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

(a)	your Account Value on the day that you elected Spousal Highest Daily Lifetime 7 Plus proportionally reduced for any Non-Lifetime Withdrawal; and

(b)
the sum of each Purchase Payment proportionally reduced for any subsequent Non-Lifetime Withdrawal (including the amount of any associated Credits) you made during the one-year period after you elected the benefit.

If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the AST Investment Grade Bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. Because the amount is added to your Account Value, it will also be subject to each charge under your Annuity based on Account Value. This potential addition to Account Value is available only if you have elected Spousal Highest Daily Lifetime 7 Plus and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal, including a required minimum distribution, (other than a Non-Lifetime Withdrawal) prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee. The Return of Principal Guarantee is referred to as the Guaranteed Minimum Account Value Credit in the benefit rider.
Key Feature – Annual Income Amount under the Spousal Highest Daily Lifetime 7 Plus Benefit
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the youngest Designated Life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 50 – less than 59 1/2, 5% for ages 59 1/2 – 79, 6% for ages 80 to 84, 7% for ages 85 to 89, and 8% for ages 90 and older. We use the age of the youngest Designated Life even if that Designated Life is no longer a participant under the Annuity due to death or divorce.
Under the Spousal Highest Daily Lifetime 7 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions are based on the actual amount of the withdrawal, including any CDSC that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.
You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.
Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime 7 Plus will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credit) based on the age of the younger Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 50 – less than 59 1/2, 5% for ages 59 1/2 – 79, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credit).
If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime 7 Plus benefit.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the youngest Designated Life on the Annuity Anniversary as of which the step-up would occur. The percentages are 4% for ages 50 – less than 59 1/2, 5% for ages 59  1/2 – 79, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime 7 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime 7 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.
If you establish a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.
The Spousal Highest Daily Lifetime 7 Plus benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime 7 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.
If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.
Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime 7 Plus benefit or any other fees and charges. Assume the following for all three examples:

▪	The Issue Date is December 1, 2008

▪	The Spousal Highest Daily Lifetime 7 Plus benefit is elected on March 5, 2009

▪	The younger Designated Life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 7 Plus benefit.

Example of dollar-for-dollar reductions
On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest designated life is between the ages of 59 1/2 and 79 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).
Example of proportional reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 – reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).
Here is the calculation:

Account Value before Lifetime Withdrawal	$118,000.00
Less amount of “non” excess withdrawal	$3,500.00
Account Value immediately before excess withdrawal of $1,500	$114,500.00
Excess withdrawal amount	$1,500.00
Divided by Account Value immediately before excess withdrawal	$114,500.00
Ratio	1.31%
Annual Income Amount	$6,000.00
Less ratio of 1.31%	$78.60
Annual Income Amount for future Annuity Years	$5,921.40
Example of highest daily auto step-up
On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest Designated Life’s age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (including the amount of any associated Credits).
Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the youngest Designated Life is between 59 1/2 and 79 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments (including credits), is higher than $5921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

Date*	Account value	Highest Daily Value (adjusted with withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
November 25, 2009	$119,000.00	$119,000.00	$5,950.00
November 26, 2009		Thanksgiving Day
November 27, 2009	$113,000.00	$113,986.95	$5,699.35
November 30, 2009	$113,000.00	$113,986.95	$5,699.35
December 01, 2009	$119,000.00	$119,000.00	$5,950.00

*
In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.

**
In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

•
The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.

•
This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.

•
The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year’s Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Spousal Highest Daily Lifetime 7 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Access to Account Value – Can I Surrender My Annuity for Its Value?”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Spousal Highest Daily Lifetime 7 Plus benefit. If you don’t elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value and the Return of Principal guarantee. It will also proportionally reduce the Periodic Value guarantees on the tenth, twentieth and twenty-fifth anniversaries of the benefit effective date (see description in “Key Feature – Protected Withdrawal Value,” above). It will reduce all three by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the time of the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.
Assume the following:

▪	The Issue Date is December 1, 2008

▪	The Spousal Highest Daily Lifetime 7 Plus benefit is elected on March 5, 2009

▪	The Account Value at benefit election was $105,000

▪	The younger Designated Life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 7 Plus benefit.

▪	No previous withdrawals have been taken under the Spousal Highest Daily Lifetime 7 Plus benefit.
On May 2, 2009, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000, the 10th benefit year Return of Principal guarantee is $105,000, the 20th benefit year minimum Periodic Value guarantee is $420,000, the 25th benefit year minimum Periodic Value guarantee is $630,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on May 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal Amount divided by	$15,000
Account Value before withdrawal	$120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375
10th benefit year Return of Principal	$91,875
10th benefit year Minimum Periodic Value	$183,750
20th benefit year Minimum Periodic Value	$367,500
25th benefit year Minimum Periodic Value	$551,250
Required Minimum Distributions
Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Any withdrawal you take that exceeds the Annual Income Amount in Annuity Years that your required minimum distribution amount is not greater than the Annual Income Amount will be treated as an Excess Withdrawal under the benefit. If your required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered an excess withdrawal. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar for dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as an excess withdrawal.
Example – Required Minimum Distributions
The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.
Annual Income Amount = $5,000
Remaining Annual Income Amount = $3,000
Required Minimum Distribution = $6,000
The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 – $5,000) = $4,000).
If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000) without being treated as an Excess Withdrawal is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.
Benefits Under Spousal Highest Daily Lifetime 7 Plus

▪
To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Spousal Highest Daily Lifetime 7 Plus, and amounts are still payable under Spousal Highest Daily Lifetime 7 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. If you have not begun taking Lifetime Withdrawals and your Account Value is reduced to zero as a result of the fee we assess for Spousal Highest Daily Lifetime 7 Plus, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the Account Value was reduced to zero and Lifetime Withdrawals will begin on the next Annuity Anniversary. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in these scenarios, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime 7 Plus benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution under the Annuity the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second Designated Life.

▪
If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Account Value to any Annuity option available; or

(2)
request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life. If, due to death of a Designated Life or divorce prior to annuitization, only a single Designated Life remains, then Annuity payments will be made as a life annuity for the lifetime of the Designated Life. We must receive your request in a form acceptable to us at our office.

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In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

(1)
the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and

(2)	the Account Value.

▪	If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.

▪
Please note that payments that we make under this benefit after the Annuity Anniversary coinciding with or next following the older of the owner or Annuitant’s 95th birthday will be treated as annuity payments.

Other Important Considerations

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Withdrawals under the Spousal Highest Daily Lifetime 7 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount.

▪
Withdrawals made while the Spousal Highest Daily Lifetime 7 Plus benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis.

▪
You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Highest Daily Lifetime 7 Plus benefit. The Spousal Highest Daily Lifetime 7 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to program rules regarding the timing and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

▪
You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking withdrawals.

▪	If you are taking your entire Annual Income Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.

▪	Upon inception of the benefit, and to maintain the benefit, 100% of your Account Value must have been allocated to the Permitted Sub-accounts.

▪
You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (as described below) if you elected this benefit. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled “What Are The Investment Objectives and Policies of The Portfolios?”. You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

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Transfers to and from the elected Sub-accounts and the AST Investment Grade Bond Portfolio Sub-account triggered by the Spousal Highest Daily Lifetime 7 Plus pre-determined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

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You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Spousal Highest Daily Lifetime 7 Plus benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfers of Account Value and allocation of Additional purchase payments may be subject to new investment limitations.

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The maximum fee for Spousal Highest Daily Lifetime 7 Plus is 1.50% annually of the greater of Account Value and the Protected Withdrawal Value. The current fee for Spousal Highest Daily Lifetime 7 Plus is 0.90% annually of the greater of Account Value and the Protected Withdrawal Value. We deduct this fee on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.225% of the greater of the prior day’s Account Value, or the prior day’s Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Sub-account, and from the DCA Fixed Rate Option (if applicable). Since this fee is based on the greater of the Account Value and the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime 7 Plus may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the Account Value, we will reduce the Account Value to zero, and continue the benefit as described above.

▪
You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

▪
The Basic Death Benefit will terminate if withdrawals taken under Spousal Highest Daily Lifetime 7 Plus cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under Spousal Highest Daily Lifetime 7 Plus cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)

Election of and Designations Under the Benefit
We no longer permit new elections of Highest Daily Lifetime 7 Plus. Spousal Highest Daily Lifetime 7 Plus could only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other’s spouses at the time of election of the benefit. Spousal Highest Daily Lifetime 7 Plus only could be elected where the Owner, Annuitant, and Beneficiary designations are as follows:

▪
One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner’s spouse. The youngest Owner/Annuitant and the beneficiary must be at least 50 years old and the oldest must be at least 55 years old at the time of election; or

▪
Co-Annuity Owners, where the Owners are each other’s spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. The youngest Owner must be at least 50 years old and the oldest owner must be at least 55 years old at the time of election; or

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One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Code (or any successor Code section thereto) (“Custodial Account”), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. The youngest of the Annuitant and the Contingent Annuitant must be at least 50 years old and the oldest must be at least 55 years old at the time of election.

We do not permit a change of Owner under this benefit, except as follows: (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary designations under this benefit. If the Designated Lives divorce, however, the Spousal Highest Daily Lifetime 7 Plus benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.
Spousal Highest Daily Lifetime 7 Plus could have been elected at the time that you purchased your Annuity or after the Issue Date, subject to our eligibility rules and restrictions. See “Termination of Existing Benefits and Election of New Benefits” for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. We reserve the right to waive, change and/or further limit the election frequency in the future.
Termination of the Benefit
You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates: (i) if upon the death of the first Designated Life, the surviving Designated Life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first Designated Life), (ii) upon the death of the second Designated Life, (iii) upon your termination of the benefit, (iv) upon your surrender of the Annuity, (v) as of the Latest Annuity Date or upon your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount), (vi) if both the Account Value and Annual Income Amount equal zero, or (vii) if you cease to meet our requirements as described in “Election of and Designations under the Benefit”.
Upon termination of Spousal Highest Daily Lifetime 7 Plus other than upon death of a Designated Life, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account (as defined below) to your variable investment options based on your existing allocation instructions or (in the absence of such instruction) pro rata (i.e. in the same proportion as the current balances in your variable investment options).
How Spousal Highest Daily Lifetime 7 Plus Transfers Account Value between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
See “How Highest Daily Lifetime 7 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account” in this Prospectus for information regarding this component of the benefit.
Additional Tax Considerations
If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner’s lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. Please note that any withdrawal (except the Non-Lifetime Withdrawal) you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under “Key Feature – Protected Withdrawal Value”.

As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime 7 Plus through a nonqualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.
If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note all Non-lifetime Withdrawal provisions will apply.
Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option
Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option.
We previously offered an optional death benefit feature under Spousal Highest Daily Lifetime 7 Plus, the amount of which is linked to your Annual Income Amount. We refer to this optional death benefit as the Beneficiary Income Option or BIO. Spousal Highest Daily Lifetime 7 Plus with BIO is no longer available for new elections. You could choose Spousal Highest Daily Lifetime 7 Plus with or without also selecting the Beneficiary Income Option death benefit. However, you could not elect the Beneficiary Income Option without Spousal Highest Daily Lifetime 7 Plus and you could elect the Beneficiary Income Option death benefit at the time you elect Spousal Highest Daily Lifetime 7 Plus. Please note that if you terminate Spousal Highest Daily Lifetime 7 Plus with BIO and elect any available living benefit you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. As long as your Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit.
If you elected the Beneficiary Income Option death benefit, you could not elect any other optional benefit. You could elect the Beneficiary Income Option death benefit so long as each Designated Life is no older than age 75 at the time of election and the Spousal Highest Daily Lifetime 7 Plus age requirements are met. This death benefit is not transferable in the event of a divorce, nor may the benefit be split in accordance with any divorce proceedings or similar instrument of separation. If you choose the Spousal Highest Daily Lifetime 7 Plus with BIO, the maximum charge is 2.00% of the greater of Account Value and the Protected Withdrawal Value (“PWV”) annually. The current charge is 1.10% annually of the greater of Account Value and the PWV. We deduct this charge on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.275% of the greater of the prior day’s Account Value or the prior day’s Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account, and from the DCA Fixed Rate Option (if applicable). Because the fee for this benefit is based on the greater of the Account Value or the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime 7 Plus with the Beneficiary Income Option may be greater than it would have been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described below.
For purposes of this optional death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Spousal Highest Daily Lifetime 7 Plus itself. However, we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary Date. This means that under the Spousal Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20th and 25th Anniversary of the Benefit Effective Date. Upon the first death of a Designated Life, no amount is payable under the Beneficiary Income Option death benefit. Upon the second death of a Designated Life, we identify the following amounts: (a) the amount of the basic death benefit under the Annuity, (b) the Protected Withdrawal Value (less any credits associated with purchase payments applied within 12 months prior to the date of death), and (c) the Annual Income Amount. If there were no Lifetime Withdrawals prior to the date of death of the second Designated Life, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death of the second Designated Life, and we calculate the Annual Income Amount as if there were a Lifetime Withdrawal on the date of death of the second Designated Life. If there were Lifetime Withdrawals prior to the date of death of the second Designated Life, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.
If there is one beneficiary, he/she must choose to receive either the basic death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of annual payments of the Annual Income Amount – such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Thus, each beneficiary can choose to take his/her portion of either (a) the basic Death Benefit, or (b) the Beneficiary Income Option death benefit. If chosen, for qualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than December 31st of the year following the annuity owner’s date of death. For nonqualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than one year after the owner’s date of death. For nonqualified Annuities, if the beneficiary is other than an individual, payment under the Beneficiary Income Option may be limited to a period not exceeding five years from the owner’s date of death. In order to receive the Beneficiary Income Option Death Benefit, each beneficiary’s share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary’s death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.

Here is an example to illustrate how the death benefit may be paid:

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Assume that (i) the basic death benefit is $50,000, the Protected Withdrawal Value is $100,000, and the Annual Income Amount is $5,000; (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.

▪
Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20-year pay out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value). The pro-rated portion of the Annual Income Amount equal to $3,750 (i.e., the first beneficiary’s 75% share multiplied by $5,000) is then paid each year for the 20-year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary’s 75% share of the $100,000 Protected Withdrawal Value). The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).

If you elect to terminate Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option, both Spousal Highest Daily Lifetime 7 Plus and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the “Election of and Designations under the Benefit” section.
HIGHEST DAILY LIFETIME® 6 PLUS INCOME BENEFIT (HD® 6 Plus)
Effective September 14, 2012, Highest Daily Lifetime 6 Plus is no longer available for new elections and we no longer accept additional Purchase Payments for Annuities with the Highest Daily Lifetime 6 Plus benefit.
We offered a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life (“Lifetime Withdrawals”), provided that you have not made withdrawals of excess income that have resulted in your Account Value being reduced to zero. We also permit you to make a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. Highest Daily Lifetime 6 Plus may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to take withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime 6 Plus is the mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section below entitled “How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.” Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).
The income benefit under Highest Daily Lifetime 6 Plus currently is based on a single “designated life” who is at least 45 years old on the date that the benefit is acquired. The Highest Daily Lifetime 6 Plus Benefit is not available if you elect any other optional living benefit or the Highest Daily Value death benefit. As long as your Highest Daily Lifetime 6 Plus Benefit is in effect, you must allocate your Account Value in accordance with the Permitted Sub-accounts and other investment option(s) available with this benefit. For a more detailed description of the permitted investment options, see the “Investment Options” section.
Highest Daily Lifetime 6 Plus also provides for a Death Benefit generally equal to three times your Annual Income Amount. The Death Benefit is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent’s death. See Death Benefit Component of Highest Daily Lifetime 6 Plus, below.
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take withdrawals of excess income that bring your Account Value to zero, your Annual Income Amount would also fall to zero, and the benefit would terminate. In that scenario, no further amount, including the death benefit described below, would be payable under the Highest Daily Lifetime 6 Plus benefit.
You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Highest Daily Lifetime 6 Plus for Annuities issued on or after May 1, 2009, subject to the 6 or 12 Month DCA Program’s rules, and subject to State approvals. The 6 or 12 Month DCA Program is not available in certain states.
Currently, if you elect Highest Daily Lifetime 6 Plus and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See “Election of and Designations under the Benefit” below and “Termination of Existing Benefits and Election of New Benefits” for details. Please note that if you terminate Highest Daily Lifetime 6 Plus and elect another living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your

Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraphs.
The “Periodic Value” initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1)
the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any purchase payment (including any associated purchase Credits) made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and

(2)	the Account Value on the current Valuation Day.
If you have not made a Lifetime Withdrawal on or before the 10th or 20th Anniversary of the effective date of the benefit, your Periodic Value on the 10th or 20th Anniversary of the benefit effective date is equal to the greater of:

(1)	the Periodic Value described above or,

(2)	the sum of (a), (b) and (c) below (proportionally reduced for any Non-Lifetime Withdrawals):

(a)
200% (on the 10th anniversary) or 400% (on the 20th anniversary) of the Account Value on the effective date of the benefit including any purchase payments (including any associated purchase Credits) made on that day;

(b)
200% (on the 10th anniversary) or 400% (on the 20th anniversary) of all purchase payments (including any associated purchase Credits) made within one year following the effective date of the benefit; and

(c)	all purchase payments (including any associated purchase Credits) made after one year following the effective date of the benefit.
Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent purchase payments (including any associated purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent purchase payments (including any associated purchase Credits) and reduced for subsequent Lifetime Withdrawals (see below).
Key Feature – Annual Income Amount under the Highest Daily Lifetime 6 Plus Benefit
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 45 – less than 59 1/2; 5% for ages 59 1/2-79, and 6% for ages 80 or older. Under the Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). If you take withdrawals of Excess Income, only the portion of the Lifetime Withdrawal that exceeds the remaining Annual Income Amount will proportionally reduce your Protected Withdrawal Value and Annual Income Amount in future years. Reductions are based on the actual amount of the withdrawal, including any Contingent Deferred Sales Charge (CDSC) that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.
Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.
You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.
Any purchase payment that you make subsequent to the election of Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the purchase payment (including any associated purchase Credits) based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 45 – less than 59 1/2; 5% for ages 591/2-79 and 6% for ages 80 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated purchase Credits).
If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, Highest Daily Lifetime 6 Plus is no longer available for new elections and we no longer accept additional Purchase Payments for Annuities with the Highest Daily Lifetime 6 Plus benefit.

Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of Highest Daily Lifetime 6 Plus. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 4% for ages 45 – less than 59 1/2; 5% for ages 591/2-79, and 6% for ages 80 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.
If you are engaged in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.
The Highest Daily Lifetime 6 Plus benefit does not affect your ability to take withdrawals under your Annuity, or limit your ability to take withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.
Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:

▪	The Issue Date is December 1, 2008

▪	The Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009

▪	The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 6 Plus benefit.
Example of dollar-for-dollar reductions
On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 59 1/2 and 79 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).
Example of proportional reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 – reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

Here is the calculation:

Account Value before Lifetime Withdrawal	$118,000.00
Less amount of “non” excess withdrawal	$3,500.00
Account Value immediately before excess withdrawal of $1,500	$114,500.00
Excess withdrawal amount	$1,500.00
Divided by Account Value immediately before excess withdrawal	$114,500.00
Ratio	1.31%
Annual Income Amount	$6,000.00
Less ratio of 1.31%	$78.60
Annual Income Amount for future Annuity Years	$5,921.40

Example of Highest Daily Auto Step-Up
On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (including any associated purchase Credits).
Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the designated life is between 59 1/2 and 79 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments (including any associated purchase Credits), is higher than $5,921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

Date*	Account value	Highest Daily Value (adjusted with withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
November 25, 2009	$119,000.00	$119,000.00	$5,950.00
November 26, 2009		Thanksgiving Day
November 27, 2009	$113,000.00	$113,986.95	$5,699.35
November 30, 2009	$113,000.00	$113,986.95	$5,699.35
December 01, 2009	$119,000.00	$119,000.00	$5,950.00

*
In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.

**
In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

•
The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.

•
This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.

•
The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Access to Account Value – Can I Surrender My Annuity for Its Value?”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Highest Daily Lifetime 6 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Highest Daily Lifetime 6 Plus benefit. If you don’t elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.
The Non-Lifetime Withdrawal will proportionally reduce: the Protected Withdrawal Value; the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date (described above); and the Death Benefit (described below). It will reduce all three by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third-party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.
Assume the following:

▪	The Issue Date is December 1, 2008

▪	The Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009

▪	The Account Value at benefit election was $105,000

▪	The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 6 Plus benefit

▪	No previous withdrawals have been taken under the Highest Daily Lifetime 6 Plus benefit
On October 2, 2009, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000, and the 20th benefit year minimum Periodic Value guarantee is $420,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal amount divided by	$15,000
Account Value before withdrawal	$120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375
10th benefit year Minimum Periodic Value	$183,750
20th benefit year Minimum Periodic Value	$367,500
Required Minimum Distributions
Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Unless designated as a Non-Lifetime Withdrawal, required minimum distributions are considered Lifetime Withdrawals. If you take a withdrawal in an Annuity Year in which your required minimum distribution for that year is not greater than the Annual Income Amount, and the amount of the withdrawal exceeds the Annual Income Amount for that year, we will treat the withdrawal as a withdrawal of Excess Income. Such a withdrawal of Excess Income will reduce the Annual Income Amount available in future years. If your required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered a withdrawal of Excess Income. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar by dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as a withdrawal of Excess Income.
In any year in which the requirement to take required minimum distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a required minimum distribution if not for the suspension as eligible for treatment as described herein.
Example – Required Minimum Distributions
The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.
Annual Income Amount = $5,000

Remaining Annual Income Amount = $3,000
Required Minimum Distribution = $6,000
The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000: ($3,000 + ($6,000 – $5,000) = $4,000).
If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all of the guarantees associated with the Highest Daily Lifetime 6 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you stop taking withdrawals in the current Annuity Year and choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000), without being treated as a withdrawal of Excess Income is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.
Death Benefit Component of Highest Daily Lifetime 6 Plus
If you elect Highest Daily Lifetime 6 Plus, we include a death benefit (Death Benefit), at no additional cost that is linked to the Annual Income Amount under the benefit. If a death benefit is triggered and you currently own Highest Daily Lifetime 6 Plus, then your Death Benefit will be equal to the greatest of:

▪	the basic death benefit under the Annuity; and

▪	the amount of any optional death benefit you may have elected and remains in effect; and

▪
(a) if no Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount that would have been determined on the date of death if a Lifetime Withdrawal had occurred on that date, or (b) if a Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount as of our receipt of due proof of death. Under this component of the Death Benefit, we will not recapture the amount of any purchase Credit applied to the X Series Annuity granted within 12 months prior to death.

Please note that the Death Benefit under Highest Daily Lifetime 6 Plus is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent's death. This death benefit may not be available in all States.
Benefits Under Highest Daily Lifetime 6 Plus

▪
To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. If this occurs, you will not be permitted to make additional purchase payments to your Annuity. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime 6 Plus benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution (as described above) under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the designated life. Please note if your Account Value is reduced to zero as result of withdrawals, the Death Benefit (described above under “Death Benefit Component of Highest Daily Lifetime 6 Plus”) will also be reduced to zero and the Death Benefit will not be payable.

▪	Please note that if your Account Value is reduced to zero, all payments in each Annuity Year subsequent to the Annuity Year your Account Value is reduced to zero will be treated as annuity payments.

▪
If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Account Value to any annuity option available; or

(2)
request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our office.

▪
In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

(1)
the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

(2)	the Account Value.

If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.
Please note that a Death Benefit (as described above) is not payable if annuity payments are being made at the time of the decedent's death.
Other Important Considerations

▪
Withdrawals under the Highest Daily Lifetime 6 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the first Systematic Withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal.

▪
Withdrawals made while the Highest Daily Lifetime 6 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis.

▪
You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime 6 Plus benefit. The Highest Daily Lifetime 6 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to our rules regarding time and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of withdrawals.

▪
You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking withdrawals.

▪	If you are taking your entire Annual Income Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.

▪
You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled “What Are The Investment Objectives and Policies of The Portfolios?”. You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

▪
Transfers to and from the Sub-accounts, the DCA Fixed Rate Options, and the AST Investment Grade Bond Sub-account triggered by the Highest Daily Lifetime 6 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

▪
Upon inception of the benefit and to maintain the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts (or any DCA Fixed Rate Options if you elect the 6 or 12 Month DCA Program). If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirements will apply only to new elections of the benefit, and we will not compel you to reallocate your Account Value in accordance with our newly adopted requirements. However, you may be required to reallocate due to the merger of a Portfolio or the closing of a Portfolio. At the time of any change in requirements, and as applicable only to new elections of the benefit, transfer of Account Value and allocation of additional purchase payments may be subject to new investment limitations.

▪
If you elect this benefit and in connection with that election, you are required to reallocate to different Sub-accounts, then on the Valuation Day we receive your request in good order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

▪
The basic Death Benefit will terminate if withdrawals taken under Highest Daily Lifetime 6 Plus cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under Highest Daily Lifetime 6 Plus cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)

▪
The maximum charge for Highest Daily Lifetime 6 Plus is 1.50% annually of the greater of the Account Value and Protected Withdrawal Value. The current charge is 0.85% annually of the greater of the Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis 0.2125% of the greater of the prior Valuation Day's Account Value and the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account, and the DCA Fixed Rate Options (if applicable). Since this fee is based on the greater of the Account Value and Protected Withdrawal Value, the fee for Highest Daily Lifetime 6 Plus may be greater than it would have been, had it been based on the Account Value alone. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments. The following example is hypothetical and is for illustrative purposes only.

Assume a benefit effective date of September 1, 2009 (which means that quarterly benefit anniversaries are: December 1, March 1, June 1, and September 1). Assume the Protected Withdrawal Value as of November 30, 2009 (prior Valuation Day's Protected Withdrawal Value) =

$200,000.00 and the Account Value as of November 30, 2009 (prior Valuation Day's Account Value) = $195,000.00. The first benefit charge date would be December 1, 2009 and the benefit charge amount would be $425.00 ($200,000 × .2125%).
If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all purchase payments made subsequent thereto (and any associated purchase Credits) (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the entire Account Value is less than the Account Value Floor when we would deduct a charge for the benefit, then no charge will be assessed for that benefit quarter. If a charge for the Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit and the Death Benefit (described above) will not be payable.
Election of and Designations under the Benefit
For Highest Daily Lifetime 6 Plus, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 45 years old.
Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime 6 Plus. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime 6 Plus, except if (a) the new Owner has the same taxpayer identification number as the previous owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.
Highest Daily Lifetime 6 Plus can be elected at the time that you purchase your Annuity or after the Issue Date, subject to availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime 6 Plus and terminate it, you can re-elect it or elect any other living benefit, subject to our current rules and availability. Additionally, if you currently own an Annuity with a living benefit that is terminable, you may terminate your existing benefit rider and elect any available benefits subject to our current rules. See “Termination of Existing Benefits and Election of New Benefits” in the prospectus for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. You and your financial professional should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future.
Termination of the Benefit
You may terminate Highest Daily Lifetime 6 Plus at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates:
(i) upon your termination of the benefit, (ii) upon your surrender of the Annuity, (iii) as of the Latest Annuity Date or upon your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount), (iv) upon our receipt of due proof of the death of the Annuitant (except insofar as paying the Death Benefit associated with this benefit), (v) if both the Account Value and Annual Income Amount equal zero, or (vi) if you cease to meet our requirements as described in “Election of and Designations under the Benefit” above.
Upon termination of Highest Daily Lifetime 6 Plus other than upon the death of the Annuitant or annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts (including any amounts in the DCA Fixed Rate Options), and (ii) unless you are participating in an asset allocation program (i.e., Custom Portfolios Program (we may have referred to the “Custom Portfolios Program” as the “Optional Allocation and Rebalancing Program” in other materials), Automatic Rebalancing Program, or 6 or 12 Month DCA Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable investment options, pro rata (i.e. in the same proportion as the current balances in your variable investment options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable investment options is zero, we will transfer such amounts according to your most recent allocation instructions.
If a surviving spouse elects to continue the Annuity, the Highest Daily Lifetime 6 Plus benefit terminates. The spouse may elect the benefit subject to the restrictions discussed above.
How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime 6 Plus. For purposes of this benefit, we refer to those permitted investment options as the “Permitted Sub-accounts”. Because these restrictions and the use of the predetermined mathematical formula lessen the risk that your Account Value will be reduced to zero while you are still alive, they also reduce the likelihood that we will make any lifetime income payments under this benefit. They may also limit your upside potential for growth. If your Annuity was issued on or after May 1, 2009 (subject to regulatory approval), you may also choose to allocate purchase payments while this program is in effect to DCA Fixed Rate Options utilized with our 6 or 12 Month Dollar Cost Averaging Program (“6 or 12 Month DCA Program”). If you are participating in Highest Daily Lifetime 6 Plus and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account (the “Bond Sub-account”), then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be withdrawn from the DCA Fixed Rate Options. Amounts withdrawn from the DCA Fixed Rate Options under the formula will be taken on a last-in, first-out basis. For purposes of the discussion below concerning transfers from the Permitted Sub-accounts to the Bond Sub-account, amounts held within the DCA Fixed Rate Options are included within the term “Permitted Sub-accounts”. Thus, amounts may be transferred from the DCA Fixed Rate Options in the circumstances described above and in the section of the prospectus entitled 6 or 12 Month Dollar Cost Averaging Program. Any transfer dictated by the formula out of the Bond Sub-account will only be transferred to the Permitted Sub-accounts, not the DCA Fixed Rate Options.
An integral part of Highest Daily Lifetime 6 Plus (including Highest Daily Lifetime 6 Plus with LIA and Spousal Highest Daily Lifetime 6 Plus) is the predetermined mathematical formula used to transfer Account Value between the Permitted Sub-accounts and the Bond Sub-account. This predetermined mathematical formula (“formula”) runs each Valuation Day that the benefit is in effect on your Annuity and, as a result, transfers of Account Value between the Permitted Sub-accounts and the Bond Sub-account can occur on any Valuation Day subject to the conditions described below. Only the predetermined mathematical formula can transfer Account Value to and from the Bond Sub-account, and thus you may not allocate Purchase Payments to or make transfers to or from the Bond Sub-account. We are not providing you with investment advice through the use of the formula. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime 6 Plus. The formula is not forward looking and contains no predictive or projective component with respect to the markets, the Account Value or the Protected Withdrawal Value. The formula is described below.
Generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. This amount may be different than the actual Annual Income Amount currently guaranteed under your benefit. Then it produces an estimate of the total amount targeted in the formula, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the “Target Value” or “L”. If you have already made a Lifetime Withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent Purchase Payments (including any associated Purchase Credits), and any withdrawals of Excess Income. Next, the formula subtracts from the Target Value the amount held within the Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts including any amounts allocated to DCA Fixed Rate Options. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Bond Sub-account, is called the “Target Ratio” or “r”. If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap discussed below) to the Bond Sub-account. As discussed above, if all or a portion of your Account Value is allocated to one or more DCA Fixed Rate Options at the time a transfer to the Bond Sub-account is required under the formula, we will first look to process the transfer from the Permitted Sub-accounts, other than the DCA Fixed Rate Options. If the amount allocated to the Permitted Sub-accounts is insufficient to satisfy the transfer, then any remaining amounts will be transferred from the DCA Fixed Rate Options on a “last-in, first-out” basis. Once a transfer is made, the Target Ratio must again be greater than 83% but less than or equal to 84.5% for three consecutive Valuation Days before a subsequent transfer to the Bond Sub-account will occur. If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the Bond Sub-account to the Permitted Sub-accounts (excluding the DCA Fixed Rate Options) will occur.
The formula will not execute a transfer to the Bond Sub-account that results in more than 90% of your Account Value being allocated to the Bond Sub-account (“90% cap”) on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the Bond Sub-account that would result in more than 90% of the Account Value being allocated to the Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Bond Sub-account will be transferred. Additionally, future transfers into the Bond Sub-account will not be made (regardless of the performance of the Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Bond Sub-account. Once this transfer occurs out of the Bond Sub-account, future amounts may be transferred to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the Bond Sub-account that results in greater than 90% of your Account Value being allocated to the Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Bond Sub-account.
If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the Bond Sub-account at least until there is first a transfer out of the Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the Bond Sub-account, and the formula will still not transfer any of your Account Value to the Bond Sub-account (at least until there is first a transfer out of the Bond Sub-account). For example,

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September 4, 2012 – a transfer is made to the Bond Sub-account that results in the 90% cap being met and now $90,000 is allocated to the Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

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September 5, 2012 – you make an additional Purchase Payment of $10,000. No transfers have been made from the Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on September 4, 2012.

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On September 5, 2012 – (and at least until first a transfer is made out of the Bond Sub-account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the Bond Sub-account).

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Once there is a transfer out of the Bond Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Bond Sub-account as dictated by the formula.
Under the formula, investment performance of your Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account because such investment performance will tend to increase the Target Ratio. In deciding how much to transfer, we use another formula, which essentially seeks to reallocate amounts held in the Permitted Sub-accounts and the Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. The further the Target Ratio is from 80% when a transfer is occurring under the formula, the greater the transfer amount will be. Once you elect Highest Daily Lifetime 6 Plus, the values we use to compare to the Target Ratio will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime 6 Plus and existing Annuities that elect Highest Daily Lifetime 6 Plus in the future, however, we reserve the right to change such values.
Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the Bond Sub-account, we will perform an additional monthly calculation to determine whether or not a transfer will be made from the Bond Sub-account to the Permitted Sub-accounts. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.
The amount of the transfer will be equal to the lesser of:

(a)	The total value of all your Account Value in the Bond Sub-account, or

(b)	An amount equal to 5% of your total Account Value.
While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Bond Sub-account. Depending on the results of the calculations of the formula, we may, on any Valuation Day:

▪	Not make any transfer between the Permitted Sub-accounts and the Bond Sub-account; or

▪	If a portion of your Account Value was previously allocated to the Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or

▪	Transfer a portion of your Account Value in the Permitted Sub-accounts and the DCA Fixed Rate Options to the Bond Sub-account.

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Prior to the first Lifetime Withdrawal, the primary driver of transfers to the Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the Bond Sub-account.

Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

▪	The difference between your Account Value and your Protected Withdrawal Value;

▪	The amount of time Highest Daily Lifetime 6 Plus has been in effect on your Annuity;

▪	The amount allocated to and the performance of the Permitted Sub-accounts and the Bond Sub-account;

▪	Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and

▪	Any withdrawals you take from your Annuity (while the benefit is in effect).
At any given time, some, most or none of your Account Value will be allocated to the Bond Sub-account, as dictated by the formula.
Because the amount allocated to the Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of that Sub-account has on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.
If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the Bond Sub-account, if dictated by the formula and subject to the 90% cap feature described above.
Any Account Value in the Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the Bond Sub-account.
Additional Tax Considerations
If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts.
As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime 6 Plus through a nonqualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.
If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note all Non-Lifetime Withdrawal provisions will apply.
Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator
Effective September 14, 2012, Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator is no longer available for new elections and we no longer accept additional Purchase Payments for Annuities with the Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator.
We offer another version of Highest Daily Lifetime 6 Plus that we call Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator (“Highest Daily Lifetime 6 Plus with LIA”). Highest Daily Lifetime 6 Plus with LIA guarantees, until the death of the single designated life, the ability to withdraw an amount equal to double the Annual Income Amount (which we refer to as the “LIA Amount”) if you meet the conditions set forth below. This version is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Highest Daily Lifetime 6 Plus with LIA is not available in certain states/jurisdictions. You may choose Highest Daily Lifetime 6 Plus with or without also electing LIA, however you may not elect LIA without Highest Daily Lifetime 6 Plus and you must elect the LIA benefit at the time you elect Highest Daily Lifetime 6 Plus. If you elect Highest Daily Lifetime 6 Plus without LIA and would like to add the feature later, you must terminate the Highest Daily Lifetime 6 Plus benefit and elect the Highest Daily Lifetime 6 Plus with LIA (subject to availability and benefit re-election provisions). Please note that if you terminate Highest Daily Lifetime 6 Plus and elect the Highest Daily Lifetime 6 Plus with LIA you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. Highest Daily Lifetime 6 Plus with LIA is offered as an alternative to other lifetime withdrawal options. If you elect this benefit, it may not be combined with any other optional living benefit or the Highest Daily Value death benefit. As long as your Highest Daily Lifetime 6 Plus with LIA benefit is in effect, you must allocate your Account Value in accordance with the permitted and available investment option(s) with this benefit. The income benefit under Highest Daily Lifetime 6 Plus with LIA currently is based on a single “designated life” who is between the ages of 45 and 75 on the date that the benefit is elected and received in good order. All terms and conditions of Highest Daily Lifetime 6 Plus apply to this version of the benefit, except as described herein.
Highest Daily Lifetime 6 Plus with LIA is not long-term care insurance and should not be purchased as a substitute for long-term care insurance. The income you receive through the Lifetime Income Accelerator may be used for any purpose, and it may or may not be sufficient to address expenses you may incur for long-term care. You should seek professional advice to determine your financial needs for long-term care.
If you elect the Highest Daily Lifetime 6 Plus with LIA, the maximum charge is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. The current charge is 1.20% annually of the greater of Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis, 0.30% of the greater of the prior Valuation Day's Account Value and the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account, and the DCA Fixed Rate Options (if applicable). Since this fee is based on the greater of the Account Value and Protected Withdrawal Value, the fee for Highest Daily Lifetime 6 Plus with LIA may be greater than it would have been, had it been based on the Account Value alone. The following example is hypothetical and is for illustrative purposes only.
Assume a benefit effective date of September 1, 2009 (which means that quarterly benefit anniversaries are: December 1, March 1, June 1, and September 1). Assume the Protected Withdrawal Value as of November 30, 2009 (prior Valuation Day's Protected Withdrawal Value) = $200,000.00 and the Account Value as of November 30, 2009 (prior Valuation Day's Account Value) = $195,000.00. The first benefit charge date would be December 1, 2009 and the benefit charge amount would be $600.00 ($200,000 × .30%)

If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all purchase payments made subsequent thereto (and any associated purchase Credits) (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the entire Account Value is less than the Account Value Floor when we would deduct a charge for the benefit, then no charge will be assessed for that benefit quarter. If a charge for the Highest Daily Lifetime 6 Plus with LIA benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit and the Death Benefit (described below) will not be payable.
If this benefit is being elected on an Annuity held as a 403(b) plan, then in addition to meeting the eligibility requirements listed below for the LIA Amount you must separately qualify for distributions from the 403(b) plan itself.
Eligibility Requirements for LIA Amount. Both a waiting period of 36 months from the benefit effective date, and an elimination period of 120 days from the date of notification that one or both of the requirements described immediately below have been met, apply before you can become eligible for the LIA Amount. The 120-day elimination period begins on the date that we receive notification from you of your eligibility for the LIA Amount. Thus, assuming the 36-month waiting period has been met and we have received the notification referenced in the immediately preceding sentence, the LIA amount would be available for withdrawal on the Valuation Day immediately after the 120th day. The waiting period and the elimination period may run concurrently. In addition to satisfying the waiting and elimination period, at least one of the following requirements (“LIA conditions”) must be met.

(1)
The designated life is confined to a qualified nursing facility. A qualified nursing facility is a facility operated pursuant to law or any state licensed facility providing medically necessary in-patient care which is prescribed by a licensed physician in writing and based on physical limitations which prohibit daily living in a non-institutional setting.

(2)	The designated life is unable to perform two or more basic abilities of caring for oneself or “activities of daily living.” We define these basic abilities as:

i.	Eating: Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously.

ii.	Dressing: Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.

iii.	Bathing: Washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower.

iv.	Toileting: Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.

v.	Transferring: Moving into or out of a bed, chair or wheelchair.

vi.
Continence: Maintaining control of bowel or bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform personal hygiene (including caring for catheter or colostomy bag).

You must notify us in writing when the LIA conditions have been met. If, when we receive such notification, there are more than 120 days remaining until the end of the waiting period described above, you will not be eligible for the LIA Amount. If there are 120 days or less remaining until the end of the waiting period when we receive notification that the LIA conditions are met, we will determine eligibility for the LIA Amount through our then current administrative process, which may include, but is not limited to, documentation verifying the LIA conditions and/or an assessment by a third party of our choice. Such assessment may be in person and we will assume any costs associated with the aforementioned assessment. The designated life must be available for any assessment or reassessment pursuant to our administrative process requirements. Once eligibility is determined, the LIA Amount is equal to double the Annual Income Amount as described above under the Highest Daily Lifetime 6 Plus benefit.
Additionally, once eligibility is determined, we will reassess your eligibility on an annual basis although your LIA benefit for the year that immediately precedes our reassessment will not be affected if it is determined that you are no longer eligible. Your first reassessment may occur in the same year as your initial assessment. If we determine that you are no longer eligible to receive the LIA Amount, the Annual Income Amount would replace the LIA Amount on the next Annuity Anniversary (the “ineligibility effective date”). However, 1) if you were receiving income through a systematic withdrawal program that was based on your LIA Amount; 2) you subsequently become ineligible to receive your LIA Amount, and 3) we do not receive new withdrawal instructions from you prior to the ineligibility effective date, we will cancel such systematic withdrawal program on the ineligibility effective date. You will be notified of your subsequent ineligibility and the date systematic withdrawal payments will stop before either occur. If any existing systematic withdrawal program is canceled, you must enroll in a new systematic withdrawal program if you wish to receive income on a systematic basis. You may establish a new or make changes to any existing systematic withdrawal program at any time by contacting our Annuity Service Office. All “Excess Income” conditions described above in “Key Feature – Annual Income Amount under the Highest Daily Lifetime 6 Plus Benefit” would apply. There is no limit on the number of times you can become eligible for the LIA Amount, however, each time would require the completion of the 120-day elimination period, notification that the designated life meets the LIA conditions, and determination, through our then current administrative process, that you are eligible for the LIA Amount, each as described above.
LIA Amount at the First Lifetime Withdrawal. If your first Lifetime Withdrawal subsequent to election of Highest Daily Lifetime 6 Plus with LIA occurs while you are eligible for the LIA Amount, the available LIA Amount is equal to double the Annual Income Amount.
LIA Amount after the First Lifetime Withdrawal. If you become eligible for the LIA Amount after you have taken your first Lifetime Withdrawal, the available LIA amount for the current and subsequent Annuity Years is equal to double the then current Annual Income Amount, however the available LIA amount in the current Annuity Year is reduced by any Lifetime Withdrawals that have been taken in the current Annuity Year. Cumulative Lifetime Withdrawals in an Annuity Year which are less than or equal to the LIA Amount (when eligible for the LIA amount) will not reduce your LIA Amount in subsequent Annuity Years, but any such withdrawals will reduce the LIA Amount on a dollar-for-dollar basis in that Annuity Year. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the first Systematic Withdrawal that processes after your election of the LIA benefit will be deemed a Lifetime Withdrawal.
Withdrawals in Excess of the LIA Amount. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the LIA Amount when you are eligible (“Excess Withdrawal”), your LIA Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the excess portion of the withdrawal to the Account Value immediately prior to the Excess Withdrawal. Reductions include the actual amount of the withdrawal, including any CDSC that may apply. Withdrawals of any amount (excluding the Non-Lifetime Withdrawal) up to and including the LIA Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Excess Withdrawals will reduce the Protected Withdrawal Value by the same ratio as the reduction to the LIA Amount. Any withdrawals that are less than or equal to the LIA Amount (when eligible) but in excess of the free withdrawal amount available under this Annuity will not incur a CDSC.
Withdrawals are not required. However, subsequent to the first Lifetime Withdrawal, the LIA Amount is not increased in subsequent Annuity Years if you decide not to take a withdrawal in an Annuity Year or take withdrawals in an Annuity Year that in total are less than the LIA Amount.
Purchase Payments. If you are eligible for the LIA Amount as described under “Eligibility Requirements for LIA Amount” and you make an additional purchase payment, the Annual Income Amount is increased by an amount obtained by applying the applicable percentage (4% for ages 45 – less than 59 1/2; 5% for ages 591/2-79; and 6% for ages 80 and older) to the purchase payment (including any associated purchase Credits). The applicable percentage is based on the attained age of the designated life on the date of the first Lifetime Withdrawal after the benefit effective date. The LIA Amount is increased by double the Annual Income Amount, if eligibility for LIA has been met. The Protected Withdrawal Value is increased by the amount of each purchase payment (including any associated purchase Credits).
If the Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount (or, if eligible for LIA, the LIA Amount) is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount (or, if eligible for LIA, the LIA Amount) in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.
Step-Ups. If your Annual Income Amount is stepped up, your LIA Amount will be stepped up to equal double the stepped up Annual Income Amount.
Guarantee Payments. If your Account Value is reduced to zero as a result of cumulative withdrawals that are equal to or less than the LIA Amount when you are eligible, and there is still a LIA Amount available, we will make an additional payment for that
Annuity Year equal to the remaining LIA Amount. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in that scenario, the remaining LIA Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the LIA Amount as described in this section. We will make payments until the death of the single designated life. Should the designated life no longer qualify for the LIA amount (as described under “Eligibility Requirements for LIA Amount” above), the Annual Income Amount would continue to be available. Subsequent eligibility for the LIA Amount would require the completion of the 120 day elimination period as well as meeting the LIA conditions listed above under “Eligibility Requirements for LIA Amount”. To the extent that cumulative withdrawals in the current Annuity Year that reduce your Account Value to zero are more than the LIA Amount (except in the case of required minimum distributions), Highest Daily Lifetime 6 Plus with LIA terminates, and no additional payments are made. A Death Benefit under Highest Daily Lifetime 6 Plus with LIA is not payable if guarantee payments are being made at the time of the decedent's death.
Annuity Options. In addition to the Highest Daily Lifetime 6 Plus annuity options described above, after the tenth anniversary of the benefit effective date (“Tenth Anniversary”), you may also request that we make annuity payments each year equal to the Annual Income Amount. In any year that you are eligible for the LIA Amount, we make annuity payments equal to the LIA Amount. If you would receive a greater payment by applying your Account Value to receive payments for life under your Annuity, we will pay the greater amount. Annuitization prior to the Tenth Anniversary will forfeit any present or future LIA amounts. We will continue to make payments until the death of the designated life. If this option is elected, the Annual Income Amount and LIA Amount will not increase after annuity payments have begun. A Death Benefit is not payable if annuity payments are being made at the time of the decedent’s death.
If you elect Highest Daily Lifetime 6 Plus with LIA, and never meet the eligibility requirements you will not receive any additional payments based on the LIA Amount.
Death Benefit Component of Highest Daily Lifetime 6 Plus with LIA. The provisions of the Death Benefit Component of Highest Daily Lifetime 6 Plus (see above for information about the Death Benefit) also apply to Highest Daily Lifetime Plus with LIA. Please note that with respect to Highest Daily Lifetime 6 Plus with LIA, we use the Annual Income Amount for purposes of the Death Benefit Calculations, not the LIA Amount.
SPOUSAL HIGHEST DAILY LIFETIME® 6 PLUS INCOME BENEFIT (SHD®6 Plus)
Effective September 14, 2012, Spousal Highest Daily Lifetime 6 Plus is no longer available for new elections and we no longer accept additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime 6 Plus benefit.

Spousal Highest Daily Lifetime 6 Plus is the spousal version of Highest Daily Lifetime 6 Plus. Spousal Highest Daily Lifetime 6 Plus must have been elected based on two designated lives, as described below. The youngest designated life must be at least 50 years old and the oldest designated life must be at least 55 years old when the benefit is elected. Spousal Highest Daily Lifetime 6 Plus is not available if you elect any other optional benefit. As long as your Spousal Highest Daily Lifetime 6 Plus Benefit is in effect, you must allocate your Account Value in accordance with the Permitted Sub-accounts and other investment option(s) available with this benefit. For a more detailed description of permitted investment options, see the “Investment Options” section.
We offer a benefit that guarantees until the later death of two natural persons who are each other's spouses at the time of election of the benefit (the “designated lives”, and each, a “designated life”) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives (“Lifetime Withdrawals”) provided you have not made withdrawals of excess income that have resulted in your Account Value being reduced to zero. We also permit a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime 6 Plus benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Spousal Highest Daily Lifetime 6 Plus is the mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled “How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.” Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).
Spousal Highest Daily Lifetime 6 Plus also provides for a Death Benefit generally equal to three times your Annual Income Amount. The Death Benefit, however, is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent's death. See Death Benefit Component of Spousal Highest Daily Lifetime 6 Plus, below.
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take withdrawals of excess income that bring your Account Value to zero, your Annual Income Amount would also fall to zero, and the benefit would terminate. In that scenario, no further amount, including the Death Benefit described below, would be payable under Spousal Highest Daily Lifetime 6 Plus.
You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Spousal Highest Daily Lifetime 6 Plus for Annuities issued on or after May 1, 2009, subject to the 6 or 12 Month DCA Program’s rules, and subject to State approvals. The 6 or 12 Month DCA Program is not available in certain states.
Currently, if you elect Spousal Highest Daily Lifetime 6 Plus and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See “Election of and Designations under the Benefit” below and “Termination of Existing Benefits and Election of New Benefits” for details. Please note that if you terminate Spousal Highest Daily Lifetime 6 Plus and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraph.
The “Periodic Value” initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1)
the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any purchase payment (including any associated purchase Credits) made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and

(2)	the Account Value on the current Valuation Day.
If you have not made a Lifetime Withdrawal on or before the 10th or 20th Anniversary of the effective date of the benefit, your Periodic Value on the 10th or 20th Anniversary of the benefit effective date is equal to the greater of:

(1)	the Periodic Value described above or,

(2)	the sum of (a), (b) and (c) (proportionally reduced for any Non-Lifetime Withdrawal):

(a)
200% (on the 10th anniversary) or 400% (on the 20th anniversary) of the Account Value on the effective date of the benefit including any purchase payments (including any associated purchase Credits) made on that day;

(b)
200% (on the 10th anniversary) or 400% (on the 20th anniversary) of all purchase payments (including any associated purchase Credits) made within one year following the effective date of the benefit; and

(c)	all purchase payments (including any associated purchase Credits) made after one year following the effective date of the benefit.
Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent purchase payments (including any associated purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent purchase payments (including any associated purchase Credits) and reduced for subsequent Lifetime Withdrawals (see below).
Key Feature – Annual Income Amount under the Spousal Highest Daily Lifetime 6 Plus Benefit
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the youngest designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older. We use the age of the youngest designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. Under the Spousal Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). If you take withdrawals of Excess Income, only the portion of the Lifetime Withdrawal that exceeds the remaining Annual Income Amount will proportionally reduce your Protected Withdrawal Value and Annual Income Amount in future years. Reductions are based on the actual amount of the withdrawal, including any CDSC that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.
Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.
You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.
Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated purchase Credits) based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older, and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated purchase Credits).
If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, Spousal Highest Daily Lifetime 6 Plus is no longer available for new elections and we no longer accept additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime 6 Plus benefit.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the youngest designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily

Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.
If you are engaged in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.
The Spousal Highest Daily Lifetime 6 Plus benefit does not affect your ability to take withdrawals under your Annuity, or limit your ability to take withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.
If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.
Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:

▪	The Issue Date is December 1, 2008

▪	The Spousal Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009

▪	The younger designated life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 6 Plus benefit.
Example of dollar-for-dollar reductions
On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).
Example of proportional reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 – reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).
Here is the calculation:

Account Value before Lifetime Withdrawal	$118,000.00
Less amount of “non” excess withdrawal	$3,500.00
Account Value immediately before excess withdrawal of $1,500	$114,500.00
Excess withdrawal amount	$1,500.00
Divided by Account Value immediately before excess withdrawal	$114,500.00
Ratio	1.31%
Annual Income Amount	$6,000.00
Less ratio of 1.31%	$78.60
Annual Income Amount for future Annuity Years	$5,921.40
Example of Highest Daily Auto Step-Up
On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest designated life’s age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (including any associated purchase Credits).
Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the youngest designated life is between 65 and 84 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments (including any associated purchase Credits), is higher than $5921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

Date*	Account value	Highest Daily Value (adjusted with withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
November 25, 2009	$119,000.00	$119,000.00	$5,950.00
November 26, 2009		Thanksgiving Day
November 27, 2009	$113,000.00	$113,986.95	$5,699.35
November 30, 2009	$113,000.00	$113,986.95	$5,699.35
December 01, 2009	$119,000.00	$119,000.00	$5,950.00

*
In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.

**
In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

•
The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.

•
This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.

•
The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year’s Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Spousal Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below. the minimum Surrender Value (see “Access to Account Value – Can I Surrender My Annuity for Its Value?”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Spousal Highest Daily Lifetime 6 Plus benefit. If you don’t elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value; the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date (described above); and the Death Benefit (described below). It will reduce all three by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the time of the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third-party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.
Assume the following:

▪	The Issue Date is December 1, 2008

▪	The Spousal Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009

▪	The Account Value at benefit election was $105,000

▪	The younger designated life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 6 Plus benefit

▪	No previous withdrawals have been taken under the Spousal Highest Daily Lifetime 6 Plus benefit

On October 2, 2009, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000 and the 20th benefit year minimum Periodic Value guarantee is $420,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal amount divided by	$15,000
Account Value before withdrawal	$120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375
10th benefit year Minimum Periodic Value	$183,750
20th benefit year Minimum Periodic Value	$367,500
Required Minimum Distributions
Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Unless designated as a Non-Lifetime Withdrawal, required minimum distributions are considered Lifetime Withdrawals. If you take a withdrawal in an Annuity Year in which your required minimum distribution for that year is not greater than the Annual Income Amount, and the amount of the withdrawal exceeds the Annual Income Amount for that year, we will treat the withdrawal as a withdrawal of Excess Income. Such a withdrawal of Excess Income will reduce the Annual Income Amount available in future years. If your required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered a withdrawal of Excess Income. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar for dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as a withdrawal of Excess Income.
In any year in which the requirement to take required minimum distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a required minimum distribution if not for the suspension as eligible for treatment as described herein.
Example – Required Minimum Distributions
The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.
Annual Income Amount = $5,000
Remaining Annual Income Amount = $3,000
Required Minimum Distribution = $6,000
The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 – $5,000) = $4,000).
If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you stop taking withdrawals in the current Annuity Year and choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000) without being treated as a withdrawal of Excess Income is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.
Death Benefit Component of Spousal Highest Daily Lifetime 6 Plus
If you elect Spousal Highest Daily Lifetime 6 Plus, we include a death benefit (Death Benefit), at no additional cost, that is linked to the Annual Income Amount under the benefit. If a death benefit is triggered and you currently own Spousal Highest Daily Lifetime 6 Plus benefit, then your Death Benefit will be equal to the greatest of:

▪	the basic death benefit under the Annuity; and

▪	the amount of any optional death benefit you may have elected and remains in effect; and

▪
a) if no Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount that would have been determined on the date of death if a Lifetime Withdrawal had occurred on that date or (b) if a Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount as of our receipt of due proof of death. Under this component of the Death Benefit, we will not recapture the amount of any purchase Credit applied to an X Series Annuity granted within 12 months prior to death.

Upon the death of the first of the spousal designated lives, if a Death Benefit, as described above, would otherwise be payable, and the surviving designated life chooses to continue the Annuity, the Account Value will be adjusted, as of the date we receive due proof of death, to equal the amount of that Death Benefit if paid out in a lump sum, and the Spousal Highest Daily Lifetime 6 Plus benefit remains in force. Upon the death of the second Spousal designated life, the Death Benefit described above will be payable and the Spousal Highest Daily Lifetime 6 Plus rider will terminate as of the date we receive due proof of death.
Please note that the Death Benefit under Spousal Highest Daily Lifetime 6 Plus is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent's death. This Death Benefit may not be available in all States.
Benefits Under Spousal Highest Daily Lifetime 6 Plus

▪
To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime 6 Plus benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution (as described above) under the Annuity then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second designated life. Please note that if your Account Value is reduced to zero as a result of withdrawals, the Death Benefit (described above) will also be reduced to zero and the Death Benefit will not be payable.

▪	Please note that if your Account Value is reduced to zero, all payments in each Annuity Year subsequent to the Annuity Year your Account Value is reduced to zero will be treated as annuity payments.

▪
If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Account Value to any annuity option available; or

(2)
request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life. If, due to death of a designated life or divorce prior to annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office.

▪
In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

(1)
the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and

(2)	the Account Value.
If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.
Please note that the Death Benefit (described above) is not payable if annuity payments are being made at the time of the decedent's death.
Other Important Considerations

▪
Withdrawals under the Spousal Highest Daily Lifetime 6 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the first Systematic Withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal.

▪
Withdrawals made while the Spousal Highest Daily Lifetime 6 Plus benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST

Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis. As discussed in the prospectus, you may participate in the 6 or 12 Month Dollar Cost Averaging Program only if your Annuity was issued on or after May 1, 2009.

▪
You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking withdrawals.

▪	If you are taking your entire Annual Income Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.

▪
You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled “What Are The Investment Objectives and Policies of The Portfolios?”. You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com

▪
You can make withdrawals from your Annuity without purchasing the Spousal Highest Daily Lifetime 6 Plus benefit. The Spousal Highest Daily Lifetime 6 Plus benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

▪
Transfers to and from the elected Sub-accounts, the DCA Fixed Rate Options, and the AST Investment Grade Bond Sub-account triggered by the Spousal Highest Daily Lifetime 6 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

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Upon inception of the benefit and to maintain the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts (or any DCA Fixed Rate Options if you elect the 6 or 12 Month DCA Program). If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to reallocate your Account Value in accordance with our newly adopted requirements. However, you may be required to reallocate due to the merger of a Portfolio or the closing of a Portfolio. At the time of any change in requirements, and as applicable only to new elections of the benefit, transfers of Account Value and allocation of additional purchase payments may be subject to new investment limitations.

▪
If you elect this benefit and in connection with that election, you are required to reallocate to different Sub-accounts, then on the Valuation Day we receive your request in good order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

▪
The basic Death Benefit will terminate if withdrawals taken under Spousal Highest Daily Lifetime 6 Plus cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under Spousal Highest Daily Lifetime 6 Plus cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)

▪
The maximum charge for Spousal Highest Daily Lifetime 6 Plus is 1.50% annually of the greater of the Account Value and Protected Withdrawal Value. The current charge is 0.95% annually of the greater of Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis, 0.2375% of the greater of the prior Valuation Day’s Account Value, or the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account, and the DCA Fixed Rate Options (if applicable). Since this fee is based on the greater of the Account Value and Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime 6 Plus may be greater than it would have been, had it been based on the Account Value alone. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments. The following example is hypothetical and is for illustrative purposes only.

Assume a benefit effective date of September 1, 2009 (which means that quarterly benefit anniversaries are: December 1, March 1, June 1, and September 1). Assume the Protected Withdrawal Value as of November 30, 2009 (prior Valuation Day's Protected Withdrawal Value) = $200,000.00 and the Account Value as of November 30, 2009 (prior Valuation Day's Account Value) = $195,000.00. The first benefit charge date would be December 1, 2009 and the benefit charge amount would be $475.00 ($200,000 × .2375%)
If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all purchase payments made subsequent thereto (and any associated purchase Credits) (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the entire Account Value is less than the Account Value Floor when we would deduct a charge for the benefit, then no charge will be assessed for that benefit quarter. If a charge for the Spousal Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit and the Death Benefit (described above) will not be payable.
Election of and Designations under the Benefit
Spousal Highest Daily Lifetime 6 Plus can only be elected based on two designated lives. Designated lives must be natural persons who are each other's spouses at the time of election of the benefit. Currently, Spousal Highest Daily Lifetime 6 Plus only may be elected where the Owner, Annuitant, and Beneficiary designations are as follows:

▪
One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner’s spouse. The youngest Owner/Annuitant and the beneficiary must be at least 50 years old and the oldest must be at least 55 years old at the time of election; or

▪
Co-Annuity Owners, where the Owners are each other’s spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. The youngest Owner must be at least 50 years old and the oldest owner must be at least 55 years old at the time of election; or

▪
One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Code (or any successor Code section thereto) (“Custodial Account”), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. The youngest of the Annuitant and the Contingent Annuitant must be at least 50 years old and the oldest must be at least 55 years old at the time of election.

We do not permit a change of Owner under this benefit, except as follows:

(a)	if one Owner dies and the surviving spousal Owner assumes the Annuity, or

(b)
if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary designations under this benefit. If the Designated Lives divorce, however, the Spousal Highest Daily Lifetime 6 Plus benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.

Spousal Highest Daily Lifetime 6 Plus can be elected at the time that you purchase your Annuity or after the Issue Date, subject to availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime 6 Plus and terminate it, you can re-elect it, subject to our current rules and availability. Additionally, if you currently own an Annuity with a living benefit that is terminable, you may terminate your existing benefit rider and elect any available benefits subject to our current rules. See “Termination of Existing Benefits and Election of New Benefits” in the prospectus for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. You and your financial professional should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future.
Termination of the Benefit
You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates: (i) if upon the death of the first designated life, the surviving designated life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first designated life), (ii) upon the death of the second designated life (except as may be needed to pay the Death Benefit associated with this benefit), (iii) upon your termination of the benefit, (iv) upon your surrender of the Annuity, (v) as of the Latest Annuity Date or upon your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount), (vi) if both the Account Value and Annual Income Amount equal zero, or (vii) if you cease to meet our requirements as described in “Election of and Designations under the Benefit”.
Upon termination of Spousal Highest Daily Lifetime 6 Plus other than upon death of a designated life or annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts (including any amounts in the DCA Fixed Rate Options), and (ii) unless you are participating in an asset allocation program (i.e., Custom Portfolios Program (we may have referred to the “Custom Portfolios Program” as the “Optional Allocation and Rebalancing Program” in other materials), Automatic Rebalancing Program, or 6 or 12 Month DCA Program) for which we are providing administrative support, transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, pro rata (i.e. in the same proportion as the current balances in your variable investment options). If prior to the transfer from the AST Investment Grade Bond Sub-account the Account Value in the variable investment options is zero, we will transfer such amounts according to your most recent allocation instructions.
How Spousal Highest Daily Lifetime 6 Plus Transfers Account Value between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account. See “How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account” above for information regarding this component of the benefit.

Additional Tax Considerations
If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner’s lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts.
As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime 6 Plus through a nonqualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.
If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note all Non-lifetime Withdrawal provisions will apply.

DEATH BENEFIT
WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?
Each Annuity provides a Death Benefit prior to Annuitization. If the Annuity is owned by one or more natural persons, the Death Benefit is payable upon the death of the Owner (or the first to die, if there are multiple Owners). If an Annuity is owned by an entity, the Death Benefit is payable upon the Annuitant's death if there is no Contingent Annuitant. Generally, if a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid upon the Annuitant's death.The person upon whose death the Death Benefit is paid is referred to below as the “decedent”.
Where an Annuity is issued to a trust and such trust is characterized as a grantor trust under the Code, such Annuity shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity held by a natural person.  At this time, we will not issue an Annuity to grantor trusts with more than two grantors.
You may name as the Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant. You may name as the Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant. We will not issue Annuities to grantor trusts with more than two grantors and we will not permit co-grantors to be designated as either joint Annuitants during the Accumulation Period or Contingent Annuitants.
Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of death of the first grantor’s death under Section 72(s) of the Code.  If a non-Annuitant grantor predeceases the Annuitant, the Surrender Value will be payable. The Surrender Value will be payable to the trust and there is no Death Benefit provided under the Annuity except as otherwise described below. Between the date of death of the non-Annuitant grantor and the date that we distribute the Surrender Value, the Account Value is reduced by the Total Insurance Charge and subject to Sub-account fluctuations. If the Annuitant dies after the death of the first grantor, but prior to the distribution of the Surrender Value of the Annuity, then the Death Benefit amount will be payable as a lump sum to the Beneficiary or Beneficiaries as described in the “Death Benefits” section of this prospectus.  See the “Death Benefits” section for information on the amount payable if the Annuitant predeceases the non-Annuitant grantor.
BASIC DEATH BENEFIT
Each Annuity provides a basic Death Benefit at no additional charge. The Insurance Charge we deduct daily from your Account Value allocated to the Sub-accounts is used, in part, to pay us for the risk we assume in providing the basic Death Benefit guarantee under an Annuity. Each Annuity also offers two different optional Death Benefits that can be purchased for an additional charge. The additional charge is deducted to compensate Pruco Life for providing increased insurance protection under the optional Death Benefits. Notwithstanding the additional protection provided under the optional Death Benefits, the additional cost has the impact of reducing the net performance of the investment options. In addition, with respect to the X Series, under certain circumstances, your Death Benefit may be reduced by the amount of any Purchase Credits we applied to your purchase payments. (See “How are Purchase Credits Applied to My Account Value”.) Also, no basic Death Benefit will be paid if your Annuity terminates because your Account Value reaches zero (which can happen if, for example, you are taking withdrawals under an optional living benefit).
Considerations for Contingent Annuitants: We may allow the naming of a contingent annuitant when a Nonqualified Annuity is held by a pension plan or a tax favored retirement plan. In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity contract continues after the death of the Annuitant. In some of our Annuities we allow for the naming of a co-annuitant, which also is used to mean the successor annuitant (and not another life used for measuring the duration of an annuity payment option). Like in the case of a contingent annuitant, the Annuity may no longer qualify for tax deferral where the Annuity continues after the death of the Annuitant. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity contract is held by an entity subject to Section 72(u) of the Code as such Annuity does not receive tax deferral benefits.
The basic Death Benefit is equal to the greater of:

▪	The sum of all purchase payments (not including any Purchase Credits) less the sum of all proportional withdrawals.

▪
The sum of your Account Value in the Sub-accounts, the Fixed Rate Options, the DCA Fixed Rate Options, and the Benefit Fixed Rate Account (less the amount of any Purchase Credits applied within 12-months prior to the date of death, with respect to the X Series).

“Proportional withdrawals” are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. For example, a withdrawal of 50% of Account Value would be considered as a 50% reduction in purchase payments for purposes of calculating the basic Death Benefit.
OPTIONAL DEATH BENEFITS
One optional Death Benefit is offered for purchase with your Annuity to provide an enhanced level of protection for your beneficiaries. No optional Death Benefit is available if your Annuity is held as a Beneficiary Annuity. We reserve the right to cease offering any optional death benefit.
Currently, these benefits are only offered in those jurisdictions where we have received regulatory approval and must be elected at the time that you purchase your Annuity. We may, at a later date, allow existing Annuity Owners to purchase an optional Death Benefit subject to our rules and any changes or restrictions in the benefits. The “Combination 5% Roll-up and Highest Anniversary Value” Death Benefit may only be elected individually, and cannot be elected in combination with any other optional Death Benefit. If you elect Spousal Lifetime Five, Spousal Highest Daily

Lifetime Seven, Spousal Highest Daily Lifetime 7 Plus, or the BIO feature of the Highest Daily Lifetime Seven or the Highest Daily Lifetime 7 Plus suite of benefits, you are not permitted to elect an optional Death Benefit. With respect to the X Series, under certain circumstances, each Optional Death Benefit that you elect may be reduced by the amount of Purchase Credits applied to your purchase payments.
Investment Restrictions may apply if you elect certain optional death benefits. See the chart in the “Investment Options” section of the Prospectus for a list of investment options available and permitted with each benefit.
COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE (“HAV”) DEATH BENEFIT
If an Annuity has one Owner, the Owner must be age 79 or less at the time the Combination 5% Roll-up and HAV Optional Death Benefit is purchased. If an Annuity has joint Owners, the oldest Owner must be age 79 or less. If the Annuity is owned by an entity, the Annuitant must be age 79 or less.
Certain of the Portfolios offered as Sub-accounts under an Annuity may not be available if you elect the Combination 5% Roll-up and HAV Death Benefit. If you elect this benefit, you must allocate your Account Value in accordance with the then permitted and available option(s). In addition, we reserve the right to require you to use certain asset allocation model(s) if you elect this Death Benefit.
Calculation of the Combination 5% Roll-up and Highest Anniversary Value Death Benefit
The Combination 5% Roll-up and HAV Death Benefit equals the greatest of:

1.	the basic Death Benefit described above; and

2.	the Highest Anniversary Value Death Benefit described below, and

3.	5% Roll-up described below.
The calculation of the 5% Roll-up depends on whether death occurs before or after the Death Benefit Target Date.
If the Owner dies before the Death Benefit Target Date the 5% Roll up is equal to:

▪
all purchase payments (including any Credits applied to such purchase payments more than twelve (12) months prior to date of death in the case of X Series or as otherwise provided for under applicable State law) increasing at an annual effective interest rate of 5% starting on the date that each Purchase Payment is made and ending on the Owner’s date of death;

MINUS

▪
the sum of all withdrawals, dollar for dollar up to 5% of the Roll-up value as of the prior Annuity Anniversary (or Issue Date if the withdrawal is in the first contract year). Any withdrawals in excess of the 5% dollar for dollar limit are proportional.

If the Owner dies on or after the Death Benefit Target Date the 5% Roll-up is equal to:

▪
the 5% Roll-up value as of the Death Benefit Target Date increased by total purchase payments (including any Purchase Credits applied to such purchase payments more than twelve (12) months prior to date of death with respect to the X Series or as otherwise provided for under applicable State law) made after the Death Benefit Target Date;

MINUS

▪	the sum of all withdrawals which reduce the 5% Roll-up proportionally.
In the case of X Series, as indicated, the amounts calculated in Items 1, 2 and 3 above (before, on or after the Death Benefit Target Date) may be reduced by any Purchase Credits under certain circumstances, if allowed under applicable State law. Please refer to the definitions of Death Benefit Target Date below. This Death Benefit may not be an appropriate feature where the Owner’s age is near the age specified in the Death Benefit Target Date. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer Annuity anniversaries before the Death Benefit Target Date is reached.
Calculation of Highest Anniversary Value Death Benefit
The HAV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date. If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of: 1. the basic Death Benefit described above; and 2. the Highest Anniversary Value as of the Owner’s date of death. If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of: 1. the basic Death Benefit described above; and 2. the Highest Anniversary Value on the Death Benefit Target Date plus the sum of all purchase payments (including any Purchase Credits applied to such purchase payments more than twelve (12) months prior to date of death with respect to the X Series) less the sum of all proportional withdrawals since the Death Benefit Target Date. The amount determined by this calculation is increased by any purchase payments received after the Owner’s date of death and decreased by any proportional withdrawals since such date.
The “Combination 5% Roll-up and Highest Anniversary Value” Death Benefit described above is currently being offered in those jurisdictions where we have received regulatory approval. The Combination 5% Roll-up and Highest Anniversary Value” Death Benefit is not available if you elect any other optional Death Benefit or elect Spousal Lifetime Five, Spousal Highest Daily Lifetime Seven or the BIO feature of the Highest Daily Lifetime Seven or the Highest Daily Lifetime 7 Plus suite of benefits.
See Appendix B for examples of how the “Combination 5% Roll-up and Highest Anniversary Value Death Benefit” is calculated.

Key Terms Used with the Combination 5% Roll-up and Highest Anniversary Value Death Benefit:

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The Death Benefit Target Date for the Combination 5% Roll-up and HAV Death Benefit is the later of the Annuity Anniversary on or after the 80th birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned, or five years after the Issue Date of an Annuity.

▪
The Highest Anniversary Value equals the highest of all previous “Anniversary Values” less proportional withdrawals since such anniversary and plus any purchase payments (including any Credits applied to such purchase payments more than twelve (12) months prior to the date of death in the case of the X series or as otherwise provided for under applicable State law) since such anniversary.

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The Anniversary Value is the Account Value in the Sub-accounts plus the Interim Value in any MVA Fixed Allocations as of each anniversary of the Issue Date of an Annuity. The Anniversary Value on the Issue Date is equal to your Purchase Payment (including any Credits applied to such purchase payments more than twelve (12) months prior to date of death in the case of the X Series or as otherwise provided for under applicable State law).

▪
Proportional Withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Anniversary Value or 5% Roll-up value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Anniversary Value or 5% Roll-up value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Anniversary Value ($125,000) by 10% or $12,500.

HIGHEST DAILY® VALUE DEATH BENEFIT (“HDV”)
The Highest Daily Value Death Benefit is no longer available for new elections. If an Annuity has one Owner, the Owner must have been age 79 or less at the time the Highest Daily Value Death Benefit was elected. If an Annuity has joint Owners, the older Owner must be age 79 or less. If there are joint Owners, death of the Owner refers to the first to die of the joint Owners. If an Annuity is owned by an entity, the Annuitant must have been age 79 or less at the time of election and death of the Owner refers to the death of the Annuitant.
If you elected this benefit, you must allocate your Account Value in accordance with the permitted and available option(s) with this benefit.
The HDV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date (see the definitions below).
If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:

1.	the basic Death Benefit described above; and

2.	the HDV as of the Owner’s date of death.
If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

1.	the basic Death Benefit described above; and

2.
the HDV on the Death Benefit Target Date plus the sum of all purchase payments (including any Credits applied to such purchase payments more than twelve (12) months prior to the date of death in the case of the X Series or as otherwise provided for under applicable State law) less the sum of all proportional withdrawals since the Death Benefit Target Date.

The amount determined by this calculation is increased by any purchase payments received after the Owner’s date of death and decreased by any proportional withdrawals since such date.
The Highest Daily Value Death Benefit described above was offered in those jurisdictions where we received regulatory approval. The Highest Daily Value Benefit was not available if you elected the Highest Daily GRO, Spousal Lifetime Five, Highest Daily Lifetime Five, Highest Daily Lifetime Seven, the Highest Daily Lifetime 7 Plus benefits, or the “Combination 5% Roll-up and Highest Anniversary Value” Death Benefit.
Key Terms Used with the Highest Daily Value Death Benefit:

▪
The Death Benefit Target Date for the Highest Daily Value Death Benefit is the later of an Annuity anniversary on or after the 80th birthday of the current Owner, or the older of either the joint Owner or the Annuitant, if entity owned, or five years after the Issue Date of an Annuity.

▪
The Highest Daily Value equals the highest of all previous “Daily Values” less proportional withdrawals since such date and plus any purchase payments (plus associated Purchase Credits applied more than twelve (12) months prior to the date of death in the case of the X Series or as otherwise provided for under applicable State law) since such date.

▪
The Daily Value is the Account Value as of the end of each Valuation Day. The Daily Value on the Issue Date is equal to your Purchase Payment (plus associated Purchase Credits applied more than twelve (12) months prior to the date of death in the case of the X Series or as otherwise provided for under applicable State law).

▪
Proportional Withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Daily Value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Daily Value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Daily Value ($125,000) by 10% or $12,500.

Please see Appendix B for examples of how the Highest Daily Value Death Benefit is calculated.
Annuities with Joint Owners
For Annuities with joint Owners, the Death Benefits are calculated as shown above except that the age of the oldest of the joint Owners is used to determine the Death Benefit Target Date. NOTE: If you and your spouse own your Annuity jointly, we will pay the Death Benefit to the Beneficiary. If the sole primary Beneficiary is the surviving spouse, then the surviving spouse can elect to assume ownership of your Annuity and continue the Annuity instead of receiving the Death Benefit (unless the Annuity is held as a Beneficiary Annuity).
Annuities Owned by Entities
For Annuities owned by an entity, the Death Benefits are calculated as shown above except that the age of the Annuitant is used to determine the Death Benefit Target Date. Payment of the Death Benefit is based on the death of the Annuitant (or Contingent Annuitant, if applicable).
Can I Terminate the Optional Death Benefits? Do the Optional Death Benefits terminate under other circumstances?
For the B Series and the X Series, the Combination 5% Roll-up and HAV Death Benefit and the HDV Death Benefit may not be terminated once elected. With respect to the L Series only, (i) if the HDV Death Benefit or Combination 5% Roll-up and HAV Death Benefit is elected on the Issue Date, then you may elect to terminate either benefit on the fifth Annuity anniversary and each Annuity anniversary thereafter (but not later than the tenth Annuity anniversary), but if you do terminate you will revert to the base death benefit, and you may not thereafter re-elect either optional benefit and (ii) if you did not elect any optional death benefit on the Issue Date, then you may elect the Combination 5% Roll-up and HAV Death Benefit on the fifth Annuity anniversary and each Annuity anniversary thereafter (but not later than the tenth Annuity anniversary), but you may not thereafter terminate that election. If your Annuity Anniversary, at the time of election of the Combo 5% Roll-Up and HAV Death Benefit rider, falls on a non-business day, your rider will be added to your Contract on the next Valuation Day. If this occurs, we will compare your “Periodic Value” to your Account Value (each as defined in the rider) on that Valuation Day. The optional Death Benefits will terminate automatically on the Annuity Date. Also, if you elected the Combination 5% Roll-up and HAV Death Benefit and, in addition, are taking withdrawals under a lifetime guaranteed minimum withdrawal benefit, this optional Death Benefit will terminate if such withdrawals cause your Account Value to reduce to zero. We may also terminate any optional Death Benefit if necessary to comply with our interpretation of the Code and applicable regulations. For jointly owned Annuities, the optional death benefits are payable upon the first death of either Owner and therefore terminate and do not continue unless the Annuity is continued by a spouse Beneficiary (see “Spousal Assumption of Annuity,” below). Where an Annuity is structured so that it is owned by a grantor trust but the annuitant is not the grantor, then the Annuity is required to terminate upon the death of the grantor if the grantor pre-deceases the annuitant under Section 72(s) of the Code. Under this circumstance, the Surrender Value will be paid out to the beneficiary and it is not eligible for the death benefit provided under the Annuity.
What are the charges for the Optional Death Benefits?
We deduct a charge equal to 0.50% per year of the daily net assets of the Sub-accounts for the HDV Death Benefit. We deduct a charge of 0.80% for the Combination 5% Roll-Up and HAV Death Benefit issued on or after May 1, 2009, and a charge of 0.50% before May 1, 2009. We deduct the charge for each of these benefits to compensate Pruco Life for providing increased insurance protection under the optional Death Benefits. The additional annual charge is deducted daily against your Account Value allocated to the Sub-accounts.
Please refer to the section entitled “Tax Considerations” for additional considerations in relation to the optional Death Benefit.
PAYMENT OF DEATH BENEFITS
Alternative Death Benefit Payment Options – Annuities owned by Individuals (not associated with Tax-Favored Plans) Except in the case of a spousal assumption as described below, upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity.
If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death.
In the event of your death before the Annuity Date, the Death Benefit must be distributed:

▪	within five (5) years of the date of death (the “5 Year Deadline”); or

▪
as a series of payments not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary. Payments under this option must begin within one year of the date of death. If the Beneficiary does not begin installments by such time, then no partial withdrawals will be permitted thereafter and we require that the Beneficiary take the Death Benefit as a lump sum within the 5 Year Deadline. If we do not receive instructions on where to send the payment within 5 years of the date of death, the funds will be escheated.

Unless you have made an election prior to Death Benefit proceeds becoming due, a beneficiary can elect to receive the Death Benefit proceeds under the Beneficiary Continuation Option as described below in the section entitled “Beneficiary Continuation Option,” as a series of required distributions.
If the Annuity is held as a Beneficiary Annuity, the payment of the Death Benefit must be distributed:

▪	as a lump sum payment; or

▪
Unless you have made an election prior to Death Benefit proceeds becoming due, a beneficiary can elect to receive the Death Benefit proceeds under the Beneficiary Continuation Option as described below in the section entitled “Beneficiary Continuation Option,” as a series of required distributions.

Upon our receipt of proof of death, we will send to the beneficiary materials that list these payment options.
Alternative Death Benefit Payment Options – Annuities Held by Tax-Favored Plans
The Code provides for alternative death benefit payment options when an Annuity is used as an IRA, 403(b) or other “qualified investment” that requires minimum distributions. Upon your death under an IRA, 403(b) or other “qualified investment”, the designated beneficiary may generally elect to continue the Annuity and receive Required Minimum Distributions under the Annuity instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated beneficiary and whether the beneficiary is your surviving spouse. Note that if you elected to receive required minimum distributions under a Minimum Distribution Option, the program will be discontinued upon receipt of notification of death. The final required minimum distribution must be distributed prior to establishing a beneficiary payment option for the balance of the contract.

▪
If you die after a designated beneficiary has been named, the death benefit must be distributed by December 31st of the year including the five-year anniversary of the date of death, or as periodic payments not extending beyond the life expectancy of the designated beneficiary (provided such payments begin by December 31st of the year following the year of death). If the Beneficiary does not begin installments by such time, then no partial withdrawals are permitted and we require that the Beneficiary take the Death Benefit as a lump sum within the 5 Year Deadline. However, if your surviving spouse is the beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31st of the year following the year of death or December 31st of the year in which you would have reached age 70 1/2, whichever is later. Additionally, if the contract is solely payable to (or for the benefit of) your surviving spouse, then the Annuity may be continued with your spouse as the owner.

▪
If you die before a designated beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31st of the year including the five-year anniversary of the date of death. If the Beneficiary does not begin installments by such time, then no partial withdrawals are permitted and we require that the Beneficiary take the Death Benefit as a lump sum within the 5 Year Deadline. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such contract is deemed to have no designated beneficiary.

▪
If you die before a designated beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such contract is deemed to have no designated beneficiary.

A beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.
Until withdrawn, amounts in an IRA, 403(b) or other “qualified investment” continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Required Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.
For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date Required Minimum Distributions must begin under the Code. The tax consequences to the beneficiary may vary among the different death benefit payment options. See the Tax Considerations section of this prospectus, and consult your tax advisor.
Beneficiary Continuation Option
Instead of receiving the death benefit in a single payment, or under an Annuity Option, a beneficiary may take the death benefit under an alternative death benefit payment option, as provided by the Code and described under the sections entitled “Payment of Death Benefits” and “Alternative Death Benefit Payment Options – Annuities Held by Tax-Favored Plans.” This “Beneficiary Continuation Option” is described below and is available for both qualified Annuities (i.e. annuities sold to an IRA, Roth IRA, SEP IRA, or 403(b)), Beneficiary Annuities and nonqualified Annuities.
Under the Beneficiary Continuation Option:

▪	The beneficiary must apply at least $15,000 to the Beneficiary Continuation Option. Thus the death benefit must be at least $15,000.

▪	The Owner’s Annuity contract will be continued in the Owner’s name, for the benefit of the beneficiary.

▪
Beginning on the date we receive an election by the beneficiary to take the death benefit in a form other than a lump sum, the beneficiary will incur a Settlement Service Charge which is an annual charge assessed on a daily basis against the assets allocated to the Sub-accounts. The charge is 1.00% per year.

▪
Beginning on the date we receive an election by the beneficiary to take the death benefit in a form other than a lump sum, the beneficiary will incur an annual maintenance fee equal to the lesser of $30 or 2% of Account Value. The fee will only be applied if the Account Value is less than $25,000 at the time the fee is assessed. The fee will not apply if it is assessed 30 days prior to a surrender request.

▪
The initial Account Value will be equal to any death benefit (including any optional death benefit) that would have been payable to the beneficiary if the beneficiary had taken a lump sum distribution.

▪	The available Sub-accounts will be among those available to the Owner at the time of death, however certain Sub-Accounts may not be available.

▪	The beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied to the Owner. Transfers in excess of 20 per year will incur a $10 transfer fee.

▪	No Fixed Rate Options will be offered.

▪	No additional purchase payments can be applied to the Annuity.

▪	The basic death benefit and any optional benefits elected by the Owner will no longer apply to the beneficiary.

▪
The beneficiary can request a withdrawal of all or a portion of the Account Value at any time, unless the Beneficiary Continuation Option was the payout predetermined by the Owner and the Owner restricted the beneficiary’s withdrawal rights.

▪	Withdrawals are not subject to CDSC.

▪
Upon the death of the beneficiary, any remaining Account Value will be paid in a lump sum to the person(s) named by the beneficiary (successor), unless the successor chooses to continue receiving payments.

▪
If the beneficiary elects to receive the death benefit proceeds under the Beneficiary Continuation Option, we must receive the election in good order at least 14 days prior to the first required distribution. If, for any reason, the election impedes our ability to complete the first distribution by the required date, we will be unable to accept the election.

In addition to the materials referenced above, the Beneficiary will be provided with a prospectus and a settlement agreement describing the Beneficiary Continuation Option. We may pay compensation to the broker-dealer of record on the Annuity based on amounts held in the Beneficiary Continuation Option. Please contact us for additional information on the availability, restrictions and limitations that will apply to a beneficiary under the Beneficiary Continuation Option.
Spousal Assumption of Annuity
You may name your spouse as your beneficiary. If you and your spouse own your Annuity jointly, we assume that the sole primary beneficiary will be the surviving spouse unless you elect an alternative Beneficiary Designation. Unless you elect an alternative Beneficiary Designation or the Annuity is held as a Beneficiary Annuity (if available under your Annuity), the spouse beneficiary may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. Any Death Benefit (including any optional Death Benefits) that would have been payable to the Beneficiary will become the new Account Value as of the date we receive due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional purchase payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including any CDSC that may apply to the additional purchase payments.
A surviving spouse’s ability to continue ownership of the Annuity may be impacted (see “Managing Your Annuity – Spousal Designations”). Please consult your tax or legal adviser for more information about such impact in your state.
See the section entitled “Managing Your Annuity – Spousal Designations and Contingent Annuitant” for a discussion of the treatment of a spousal Contingent Annuitant in the case of the death of the Annuitant in an Annuity owned by a Custodial Account.
EXCEPTIONS TO AMOUNT OF DEATH BENEFIT
There are certain exceptions to the amount of the Death Benefit.
Submission of Due Proof of Death after One Year. If we receive Due Proof of Death more than one year after the date of death, we reserve the right to limit the Death Benefit to the Account Value on the date we receive Due Proof of Death (i.e., we would not pay the minimum Death Benefit or any Optional Death Benefit).
Death Benefit Suspension Period. You should be aware that there is a Death Benefit suspension period (unless prohibited by applicable law). If the decedent was not the Owner or Annuitant as of the Issue Date (or within 60 days thereafter), and did not become the Owner or Annuitant due to the prior Owner’s or Annuitant’s death, any Death Benefit (including any optional Death Benefit) that applies will be suspended for a two-year period as to that person from the date he or she first became Owner or Annuitant. While the two year suspension is in effect, any applicable charge will continue to apply but the Death Benefit amount will equal the Account Value, less (if allowed by applicable state law) any Purchase Credits (for the X Series) granted during the period beginning 12 months prior to decedent’s date of death and ending on the date we receive Due Proof of death. Thus, if you had elected an Optional Death Benefit, and the suspension were in effect, you would be paying the fee for the Optional Death Benefit even though during the suspension period your Death Benefit would have been limited to the Account Value. After the two year suspension period is completed, the Death Benefit is the same as if the suspension period had not been in force. See the section of the prospectus above generally with regard to changes of Owner and Annuitant that are allowable.
Beneficiary Annuity. With respect to a Beneficiary Annuity, the Death Benefit is triggered by the death of the beneficial Owner (or the Key Life, if entity-owned). However, if the Annuity is held as a Beneficiary Annuity, the Owner is an entity, and the Key Life is already deceased, then no Death Benefit is payable upon the death of the beneficial Owner.

WHEN DO YOU DETERMINE THE DEATH BENEFIT?
We determine the amount of the Death Benefit as of the date we receive “due proof of death” (and in certain limited circumstances as of the date of death) any instructions we require to determine the method of payment and any other written representations we require to determine the proper payment of the Death Benefit. “Due proof of death” may include a certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death or other satisfactory proof of death. Upon our receipt of “due proof of death” we automatically transfer the Death Benefit to the AST Government Money Market Sub-account until we further determine the universe of eligible Beneficiaries. Once the universe of eligible Beneficiaries has been determined each eligible Beneficiary may allocate his or her eligible share of the Death Benefit to an eligible annuity payment option. Each Beneficiary must make an election as to the method they wish to receive their portion of the Death Benefit. Absent an election of a Death Benefit payment method, no Death Benefit can be paid to the Beneficiary. We may require written acknowledgment of all named Beneficiaries before we can pay the Death Benefit. During the period from the date of death until we receive all required paper work, the amount of the Death Benefit is impacted by the Insurance Charge and may be subject to Sub-account fluctuations.

VALUING YOUR INVESTMENT
HOW IS MY ACCOUNT VALUE DETERMINED?
During the accumulation period, your Annuity has an Account Value. The Account Value is determined separately for each Sub-account allocation and for each Fixed Rate Option. The Account Value is the sum of the values of each Sub-account allocation and the value of each Fixed Rate Option. For Annuities with a Highest Daily Lifetime Five election, Account Value also includes the value of any allocation to the Benefit Fixed Rate Account. See the “Living Benefits – Highest Daily Lifetime Five” section of the Prospectus for a description of the Benefit Fixed Rate Account. The Account Value does not reflect any CDSC that may apply to a withdrawal or surrender. With respect to the X Series, the Account Value includes any Purchase Credits we applied to your purchase payments which we are entitled to recover under certain circumstances.
WHAT IS THE SURRENDER VALUE OF MY ANNUITY?
The Surrender Value of your Annuity is the value available to you on any day during the accumulation period. The Surrender Value is defined under “Glossary of Terms” above.
HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?
When you allocate Account Value to a Sub-account, you are purchasing units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the Sub-account fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Insurance Charge, and if you elected one or more optional benefits whose annual charge is deducted daily, the additional charge made for such benefits. There may be several different Unit Prices for each Sub-account to reflect the Insurance Charge and the charges for any optional benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity.
Each Valuation Day, we determine the price for a Unit of each Sub-account, called the “Unit Price" or Unit Value. The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day.
Example
Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79 and the Unit Price of the new Sub-account is $17.83. To transfer $3,000, we sell 178.677 Units at the current Unit Price, leaving you 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.
WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?
Pruco Life is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. Eastern Time). Generally, financial transactions requested before the close of the NYSE which meet our requirements will be processed according to the value next determined following the close of business. Financial transactions requested on a non-business day or after the close of the NYSE will be processed based on the value next computed on the next Valuation Day.
There may be circumstances where the NYSE is open, however, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Account Value may fluctuate based on changes in the Unit Values, but you may not be able to transfer Account Value, or make a purchase or redemption request. We will not process any financial transactions involving purchase or redemption orders or transfers on days the NYSE is closed.
On those dates, we will not process any financial transactions involving purchase or redemption orders. Pruco Life will also not process financial transactions involving purchase or redemption orders or transfers on any day that:

▪	trading on the NYSE is restricted;

▪	an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the separate account impractical; or

▪	the SEC, by order, permits the suspension or postponement for the protection of security holders.
Initial Purchase Payments: We are required to allocate your initial Purchase Payment to the Sub-accounts within two (2) Valuation Days after we receive all of our requirements at our office to issue an Annuity. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) Valuation Days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment (and any associated Purchase Credit with respect to the X Series) and issue an Annuity within two (2) Valuation Days. With respect to both your initial Purchase Payment and any subsequent Purchase Payment that is pending investment in our separate account, we may hold the amount temporarily in our general account and may earn interest on such amounts. You will not be credited with interest during that period.
As permitted by applicable law, the broker-dealer firm through which you purchase your Annuity may forward your initial Purchase Payment to us prior to approval of your purchase by a registered principal of the firm. These arrangements are subject to a number of regulatory requirements, including that customer funds will be deposited in a segregated bank account and held by the insurer until such time that the insurer is notified of the firm’s principal approval and is provided with the application, or is notified of the firm principal’s rejection. In addition, the insurer must promptly return the customer’s funds at the customer’s request prior to the firm’s principal approval or upon the firm’s rejection of the application. The monies held in the bank account will be held in a suspense account within our general account and we may earn interest on amounts held in that suspense account. Contract owners will not be credited with any interest earned on amounts held in that suspense account. Neither will the amounts be reduced nor increased due to Sub-account fluctuations during that period. The monies in such suspense account may be subject to our general creditors.
Additional Purchase Payments: We will apply any additional purchase payments (and any associated Purchase Credit with respect to the X Series) on the Valuation Day that we receive the Purchase Payment at our office with satisfactory allocation instructions in Good Order. We may limit, restrict, suspend or reject any additional purchase payments at any time, on a non-discriminatory basis. Please see “Living Benefits” earlier in this prospectus for further information on additional purchase payments.
Scheduled Transactions: Scheduled transactions include transfers under Dollar Cost Averaging, the Asset Allocation Program, Automatic Rebalancing, Systematic Withdrawals, Systematic Investments, required Minimum Distributions, substantially equal periodic payments under section 72(t) of the Code, annuity payments and fees that are assessed daily as a percentage of the net assets of the Sub-accounts. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to required Minimum Distributions, substantially equal periodic payments under Section 72(t)/72(q) of the Code, annuity payments and fees that are assessed daily as a percentage of the net assets of the Sub-accounts only), the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day.
In addition, if: you are taking your Annual Income Amount through our systematic withdrawal program; and the scheduled day is not a Valuation Day; and the next Valuation Day will occur in a new contract year, the transaction will be processed and valued on the prior Valuation Day.
Unscheduled Transactions: “Unscheduled” transactions include any other non-scheduled transfers and requests for Partial Withdrawals or Free Withdrawals or Surrenders. With respect to certain written requests to withdraw Account Value, we may seek to verify the requesting Owner’s signature. Specifically, we reserve the right to perform a signature verification for (a) any withdrawal exceeding a certain dollar amount and (b) a withdrawal exceeding a certain dollar amount if the payee is someone other than the Owner. In addition, we will not honor a withdrawal request in which the requested payee is the financial professional or agent of record. We reserve the right to request a signature guarantee with respect to a written withdrawal request. If we do perform a signature verification, we will pay the withdrawal proceeds within 7 days after the withdrawal request was received by us in good order, and will process the transaction in accordance with the discussion in “When Do You Process And Value Transactions?”
Medically-Related Surrenders & Death Benefits: Medically-Related Surrender requests and Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Office all supporting documentation we require for such transactions and that are satisfactory to us.
We are generally required by law to pay any surrender request or death benefit claims from the Separate Account within 7 days of our receipt of your request in good order.
Termination of Optional Benefits: Except for the Guaranteed Minimum Income Benefit, the Combination 5% Roll-up and Highest Anniversary Value Death Benefit and the Highest Daily Value Death Benefit, which generally cannot be terminated by the owner once elected, if any optional benefit terminates, we will no longer deduct the charge we apply to purchase the optional benefit. Certain optional benefits may be added after you have purchased your Annuity. On the date a charge no longer applies or a charge for an optional benefit begins to be deducted, your Annuity will become subject to a different daily asset-based charge. This change may result in the number of Units attributed to your Annuity and the value of those Units being different than it was before the change; however, the adjustment in the number of Units and Unit Price will not affect your Account Value (although the change in charges that are deducted will affect your Account Value).
Transactions in ProFunds VP Sub-accounts: Generally, purchase or redemption orders or transfer requests must be received by us by no later than the close of the NYSE to be processed on the current Valuation Day. However, any purchase order or transfer request involving the ProFunds VP Sub-accounts must be received by us no later than one hour prior to any announced closing of the applicable securities exchange (generally, 3:00 p.m. Eastern Time) to be processed on the current Valuation Day. The “cut-off” time for such financial transactions involving a ProFunds VP Sub-account will be extended to  1/2 hour prior to any announced closing (generally, 3:30 p.m. Eastern Time) for transactions submitted electronically through Prudential Annuities’ internet website (www. prudentialannuities.com). You cannot request a transaction (other than a redemption order) involving the transfer of units in one of the ProFunds VP Sub-accounts between the applicable “cut-off” time and 4:00 p.m. Eastern Time. Owners attempting to process a purchase order or transfer request between the applicable “cut-off” time and 4:00 p.m. Eastern Time, are informed that their transactions cannot be processed as requested. We will not process the trade until we receive further instructions from you. However, Owners receiving the “cut-off” message may process a purchase order or transfer request up until 4:00 p.m. Eastern Time on that same day with respect to any other available investment option under their Annuity, other than ProFunds. Transactions received after 4:00 p.m. Eastern Time will be treated as received by us on the next Valuation Day.

TAX CONSIDERATIONS
The tax considerations associated with an Annuity vary depending on whether the Annuity is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of Annuities below. The discussion is general in nature and describes only federal income tax law (not state, local, foreign or other federal tax laws). It is based on current law and interpretations which may change. The information provided is not intended as tax advice. You should consult with a qualified tax adviser for complete information and advice.
Generally, the cost basis in an Annuity not associated with a tax-favored retirement plan is the amount you pay into your Annuity, or into Annuities exchanged for your Annuity, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible contributions to a traditional IRA. We do not track cost basis for tax-favored retirement plans, which is the responsibility of the Owner.
The discussion below generally assumes that the Annuity is issued to the Annuity Owner. For Annuities issued under the Beneficiary Continuation Option or as a Beneficiary Annuity, refer to the Taxes Payable by Beneficiaries for a Nonqualified Annuity and Required Distributions Upon Your Death for Qualified Annuities sections below.
NONQUALIFIED ANNUITIES
In general, as used in this prospectus, a Nonqualified Annuity is owned by an individual or non-natural person and is not associated with a tax-favored retirement plan.
Taxes Payable by You
We believe the Annuity is an Annuity for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the Annuity. Generally, an Annuity issued by the same company (and affiliates) to you during the same calendar year must be treated as one Annuity for purposes of determining the amount subject to tax under the rules described below. Charges for investment advisory fees that are taken from the Annuity are treated as a partial withdrawal from the Annuity and will be reported as such to the Annuity Owner.
It is possible that the IRS could assert that some or all of the charges for the optional living or death benefits under the Annuity should be treated for federal income tax purposes as a partial withdrawal from the Annuity. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the Annuity. Additionally, for Owners under age 59½, the taxable income attributable to the charge for the benefit could be subject to a tax penalty. If the IRS determines that the charges for one or more benefits under the Annuity are taxable withdrawals, then the sole or surviving Owner will be provided with a notice from us describing available alternatives regarding these benefits.
Taxes on Withdrawals and Surrender Before Annuity Payments Begin
If you make a withdrawal from your Annuity or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as a return of cost basis, until all gain has been withdrawn. At any time there is no gain in your Annuity, payments will be treated as a nontaxable return of cost basis until all cost basis has been returned. After all cost basis is returned, all subsequent amounts will be taxed as ordinary income. An exception to this treatment exists for contracts purchased prior to August 14, 1982. Withdrawals are treated as a return of cost basis in the Annuity first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% tax penalty.
You will generally be taxed on any withdrawals from the Annuity while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefits or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your Annuity as collateral for a loan, the part assigned generally will be treated as a withdrawal and subject to income tax to the extent of gain. If you transfer your Annuity for less than full consideration, such as by gift, you will also trigger tax on any gain in the Annuity. This rule does not apply if you transfer the Annuity to your spouse or under most circumstances if you transfer the Annuity incident to divorce.
If you choose to receive payments under an interest payment option, or a Beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the Annuity to income tax.
Taxes on Annuity Payments
If you select an annuity payment option as described in the Access to Account Value section earlier in this prospectus, a portion of each annuity payment you receive will be treated as a partial return of your cost basis and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your cost basis (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Annuity. After the full amount of your cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of your cost basis has been recovered, a tax deduction may be allowed for the unrecovered amount. Under the Tax Cuts and Jobs Act of 2017, this deduction is suspended until after 2025.
If your Account Value is reduced to zero but the Annuity remains in force due to a benefit provision, further distributions from the Annuity will be reported as annuity payments, using an exclusion ratio based upon the undistributed cost basis in the Annuity and the total value of the anticipated future payments until such time as all cost basis has been recovered.

Maximum Annuity Date
You must commence annuity payments no later than the first day of the calendar month following the maximum Annuity Date for your Annuity. Upon reaching the maximum Annuity Date you can no longer surrender, exchange, or transfer your contract. The maximum Annuity Date may be the same as the Latest Annuity Date as described elsewhere in this prospectus. For some of our Annuities, you can choose to defer the Annuity Date beyond the default or Latest Annuity Date, as applicable, described in your Annuity. However, the IRS may not then consider your Annuity to be an Annuity under the tax law.
Please refer to your Annuity contract for the maximum Annuity Date.
Partial Annuitization
Individuals may partially annuitize their Nonqualified Annuity if the contract so permits. The tax law allows for a portion of a nonqualified Annuity, endowment or life insurance contract to be annuitized while the balance is not annuitized. The annuitized portion must be paid out over 10 or more years or over the lives of one or more individuals. The annuitized portion of the Annuity is treated as a separate Annuity for purposes of determining taxability of the payments under Section 72 of the Code. We do not currently permit partial annuitization.
Medicare Tax on Net Investment Income
The Patient Protection and Affordable Care Act, enacted in 2010, included a Medicare tax on investment income. This tax assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of “modified adjusted gross income” over a threshold amount. The “threshold amount” is $250,000 for married taxpayers filing jointly, $125,000 for married taxpayers filing separately, $200,000 for single taxpayers, and approximately $12,500 for trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the Annuity will be considered investment income for purposes of this surtax.
Tax Penalty for Early Withdrawal from a Nonqualified Annuity
You may owe a 10% tax penalty on the taxable part of distributions received from your Nonqualified Annuity before you attain age 59½. Amounts are not subject to this tax penalty if:

▪	the amount is paid on or after you reach age 59½ or die;

▪	the amount received is attributable to your becoming disabled;

▪
generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59½ or five years and modification of payments during that time period will result in retroactive application of the 10% tax penalty); or

▪
the amount received is paid under an immediate Annuity and the annuity start date is no more than one year from the date of purchase (the first annuity payment being required to be paid within 13 months).

Other exceptions to this tax may apply. You should consult your tax adviser for further details.
Special Rules in Relation to Tax-free Exchanges Under Section 1035
Section 1035 of the Code permits certain tax-free exchanges of a life insurance contract, Annuity or endowment contract for an Annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. Partial exchanges may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of the partially exchanged amount as well as the 10% tax penalty on pre-age 59½ withdrawals. In Revenue Procedure 2011-38, the IRS indicated that, for exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial Annuity or receiving Annuity within 180 days of the date on which the partial exchange was completed, the IRS will apply general tax rules to determine the substance and treatment of the original transfer. We strongly urge you to discuss any partial exchange transaction of this type with your tax adviser before proceeding with the transaction.
If an Annuity is purchased through a tax-free exchange of a life insurance contract, Annuity or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new Annuity prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a return of cost basis first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% tax penalty.
After you elect an Annuity Payout Option, you are not eligible for a tax-free exchange under Section 1035.
Taxes Payable by Beneficiaries for a Nonqualified Annuity
The Death Benefit distributions are subject to ordinary income tax to the extent the distribution exceeds the cost basis in the Annuity. The value of the Death Benefit, as determined under federal law, is also included in the Owner’s estate for federal estate tax purposes. Generally, the same income tax rules described above would also apply to amounts received by your Beneficiary. Choosing an option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the Beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit:

▪	As a lump sum payment, the Beneficiary is taxed in the year of payment on gain in the Annuity.

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Within 5 years of death of Owner, the Beneficiary is taxed on the lump sum payment. The Death Benefit must be taken as one lump sum payment within 5 years of the death of the Owner. Partial withdrawals are not permitted.

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Under an Annuity or Annuity settlement option where distributions begin within one year of the date of death of the Owner, the Beneficiary is taxed on each payment with part as gain and part as return of cost basis. After the full amount of cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable.

Considerations for Contingent Annuitants: We may allow the naming of a contingent Annuitant when a Nonqualified Annuity is held by a pension plan or a tax favored retirement plan, or held by a Custodial Account (as defined earlier in this prospectus). In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity is held by an entity owner when such Annuities do not qualify for tax deferral under the current tax law. This does not supersede any benefit language which may restrict the use of the contingent annuitant.
Reporting and Withholding on Distributions
Amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity payment, we will withhold as if you are a married individual with three (3) exemptions unless you designate a different withholding status. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide. If you are a U.S. person (which includes a resident alien), and you request a payment be made to a non-U.S. address, we are required to withhold income tax.
State income tax withholding rules vary and we will withhold based on the rules of your state of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien’s country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.
Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax adviser regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.
Entity Owners
Where an Annuity is held by a non-natural person (e.g., a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), increases in the value of the Annuity over its cost basis will be subject to tax annually.
Where an Annuity is issued to a Charitable Remainder Trust (CRT), increases in the value of the Annuity over its cost basis will be subject to tax reporting annually. As there are charges for the optional living and death benefits described elsewhere in this prospectus, and such charges reduce the contract value of the Annuity, trustees of the CRT should discuss with their legal advisers whether election of such optional living or death benefits violates their fiduciary duty to the remainder beneficiary.
Where an Annuity is issued to a trust, and such trust is characterized as a grantor trust under the Code, such Annuity shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity held by a natural person. At this time, we will not issue an Annuity to grantor trusts with more than two grantors.
Where the Annuity is owned by a grantor trust, the Annuity must be distributed within five years after the date of the first grantor’s death under Section 72(s) of the Code. See the “Death Benefits” section for scenarios where a Death Benefit or Surrender Value is payable depending upon the underlying facts.
Trusts are required to complete and submit a Certificate of Entity form, and we will tax report based on the information provided on this form.
Annuity Qualification
Diversification And Investor Control . In order to qualify for the tax rules applicable to Annuities described above, the investment assets in the Sub-accounts of an Annuity must be diversified according to certain rules under the Code. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment, and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the U.S. or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the Portfolios underlying the variable Investment Options of the Annuity meet these diversification requirements.
An additional requirement for qualification for the tax treatment described above is that we, and not you as the Annuity Owner, must have sufficient control over the underlying assets to be treated as the Owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an Annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable Annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the Investment Options offered pursuant to this prospectus. We reserve the right to take any action, including modifications to your Annuity or the Investment Options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected Owners and will be made with such notice to affected Owners as is feasible under the circumstances.
Required Distributions Upon Your Death for a Nonqualified Annuity. Upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the Annuity must be distributed within five years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death). If the Beneficiary does not begin installments within one year of the date of death, no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the five-year deadline. Your designated Beneficiary is the person to whom benefit rights under the Annuity pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Annuity may be continued with your spouse as the Owner. For Nonqualified Annuities owned by a non-natural person, the required distribution rules apply upon the death of the Annuitant. This means that for an Annuity held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitant to die.
Changes To Your Annuity. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an Annuity for tax purposes. Any such changes will apply to all Annuity Owners and you will be given notice to the extent feasible under the circumstances.
QUALIFIED ANNUITIES
In general, as used in this prospectus, a Qualified Annuity is an Annuity with applicable endorsements for a tax-favored plan or a Nonqualified Annuity held by a tax-favored retirement plan.
The following is a general discussion of the tax considerations for Qualified Annuities. This Annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your financial professional prior to purchase to confirm if this Annuity is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this Annuity.
A Qualified Annuity may typically be purchased for use in connection with:

▪	Individual retirement accounts and annuities (IRAs), including inherited IRAs (which we refer to as a Beneficiary IRA), which are subject to Sections 408(a) and 408(b) of the Code;

▪	Roth IRAs, including inherited Roth IRAs (which we refer to as a Beneficiary Roth IRA) under Section 408A of the Code;

▪	A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);

▪	H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code);

▪	Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax Deferred Annuities or TDAs);

▪	Section 457 plans (subject to 457 of the Code).
A Nonqualified Annuity may also be purchased by a 401(a) trust, a custodial IRA or a custodial Roth IRA account, or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.
You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in Annuities. This means that when a tax favored plan invests in an Annuity, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).
You may establish an advisory fee deduction program for a qualified Annuity with no living benefit such that charges for investment advisory fees are not taxable. Advisory fee deduction programs are not permitted if the Annuity has a living benefit. Charges for investment advisory fees that are taken from a qualified Annuity with a living benefit are treated as a partial withdrawal from the Annuity and will be tax reported as such to the Annuity Owner.
Types of Tax-favored Plans
IRAs. The “IRA Disclosure Statement” and “Roth IRA Disclosure Statement” which accompany the prospectus contain information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (the material terms are summarized in this prospectus and in those Disclosure Statements), the IRS requires that you have a “Free Look” after making an initial contribution to the Annuity. During this time, you can cancel the Annuity by notifying us in writing, and we will refund the greater of all purchase payments under the Annuity or the Account Value, less any applicable federal and state income tax withholding.
Contribution Limits/Rollovers. Subject to the minimum purchase payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a “rollover” of amounts from a qualified retirement plan, as a transfer from another IRA, by making a contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the later applicable due date of your federal income tax return, without extension), or as a current year contribution. In 2019 the contribution limit is $6,000. The contribution amount is indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The catch-up amount is not indexed for inflation. The “rollover” rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally “roll over” certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law). For IRA rollovers, an individual can only make an IRA to IRA rollover if the individual has not made a rollover involving any IRAs owned by the individual in the prior 12 months. An IRA transfer is a tax-free trustee-to-trustee “transfer” from one IRA account to another. IRA transfers are not subject to this 12-month rule.
In some circumstances, non-spouse Beneficiaries may roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans. However, the rollover rules applicable to non-spouse Beneficiaries under the Code are more restrictive than the rollover rules applicable to Owner/participants and spouse Beneficiaries. Generally, non-spouse Beneficiaries may roll over distributions from tax favored retirement plans only as a direct rollover, and if permitted by the plan. For plan years beginning after December 31, 2009, employer retirement plans are required to permit non-spouse Beneficiaries to roll over funds to an inherited IRA. An inherited IRA must be directly rolled over from the employer plan or transferred from an IRA and must be titled in the name of the deceased (i.e., John Doe deceased for the benefit of Jane Doe). No additional contributions can be made to an inherited IRA. In this prospectus, an inherited IRA is also referred to as a Beneficiary Annuity.
Required Provisions. Annuities that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

▪	You, as Owner of the Annuity, must be the “Annuitant” under the contract (except in certain cases involving the division of property under a decree of divorce);

▪	Your rights as Owner are non-forfeitable;

▪	You cannot sell, assign or pledge the Annuity;

▪	The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);

▪	The date on which required minimum distributions must begin cannot be later than April 1 st of the calendar year after the calendar year you turn age 70½; and

▪	Death and annuity payments must meet Required Minimum Distribution rules described below.
Usually, the full amount of any distribution from an IRA (including a distribution from this Annuity) which is not a transfer or rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier regarding an Annuity in the Nonqualified Annuity section. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

▪	A 10% early withdrawal penalty described below;

▪	Liability for “prohibited transactions” if you, for example, borrow against the value of an IRA; or

▪	Failure to take a Required Minimum Distribution, also described below.
SEPs. SEPs are a variation on a standard IRA, and Annuities issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:

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If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of (a) $56,000 in 2019, or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer’s SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2019, this limit is $280,000;

▪	SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and

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SEPs that contain a salary reduction or “SARSEP” provision prior to 1997 may permit salary deferrals up to $19,000 in 2019 with the employer making these contributions to the SEP. However, no new “salary reduction” or “SARSEPs” can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year will be permitted to contribute an additional $6,000 in 2019. These amounts are indexed for inflation. Not all Annuities issued by us are available for SARSEPs. You will also be provided the same information, and have the same “Free Look” period, as you would have if you purchased the Annuity for a standard IRA.

ROTH IRAs. The “Roth IRA Disclosure Statement” contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:

▪	Contributions to a Roth IRA cannot be deducted from your gross income;

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“Qualified distributions” from a Roth IRA are excludable from gross income. A “qualified distribution” is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the Owner of the IRA attains age 59½; (b) after the Owner’s death; (c) due to the Owner’s disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the Owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.

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If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70½, and distributions are not required to begin upon attaining such age or at any time thereafter.

Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for a Roth IRA in connection with a “rollover” of amounts of another traditional IRA, SEP, SIMPLE-IRA, employer sponsored retirement plan (under Sections 401(a) or 403(b) of the Code) or Roth IRA; or, if you meet certain income limitations, by making a contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. The Code permits persons who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a “rollover” of all or any part of the amount of such distribution to a Roth IRA which they establish (a "conversion"). The conversion of non-Roth accounts triggers current taxation (but is not subject to a 10% early distribution penalty).
The Code also permits the recharacterization of amounts from a traditional IRA, SEP, or SIMPLE IRA into a Roth IRA, or from a Roth IRA to a traditional IRA. Recharacterization is accomplished through a trustee-to-trustee transfer of a contribution (or a portion of a contribution) plus earnings, between different types of IRAs. A properly recharacterized contribution is treated as a contribution made to the second IRA instead of the first IRA. Under the Tax Cuts and Jobs Act of 2017, you may no longer recharacterize a conversion to a Roth IRA. It is still permissible to recharacterize a contribution made to a Roth IRA as a traditional IRA contribution, or a contribution to a traditional IRA as a Roth IRA contribution. Such recharacterization must be completed by the applicable tax return due date (with extensions).
Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Non-spouse Beneficiaries receiving a distribution from an employer sponsored retirement plan under Sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA. However, it is our understanding of the Code that non-spouse Beneficiaries cannot “rollover” benefits from a traditional IRA to a Roth IRA.
TDAs. In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) Annuity) if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the Annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $19,000 in 2019. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $6,000 in 2019. This amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a governmental 457(b) plan. An Annuity may generally only qualify as a TDA if distributions of salary deferrals (other than “grandfathered” amounts held as of December 31, 1988) may be made only on account of:

▪	Your attainment of age 59½;

▪	Your severance of employment;

▪	Your death;

▪	Your total and permanent disability; or

▪	Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).
In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 70½ or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the Annuity, or to any “direct transfer” of your interest in the Annuity to another employer’s TDA plan or mutual fund “custodial account” described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to “qualified” retirement plans.
Caution: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its agent. In addition, in order to comply with the regulations, we will only process certain transactions (e.g., transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive the employer’s approval in written or electronic form.
Late Rollover Self-Certification

You may be able to apply a rollover contribution to your IRA or qualified retirement plan after the 60-day deadline through a self-certification procedure established by the IRS. Please consult your tax or legal adviser regarding your eligibility to use this self-certification procedure. As indicated in this IRS guidance, we, as a financial institution, are not required to accept your self-certification for waiver of the 60-day deadline.
Required Minimum Distributions and Payment Options
If you hold the Annuity under an IRA (or other tax-favored plan), Required Minimum Distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70½ and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any required minimum distribution not made in a timely manner. Required Minimum Distributions are calculated based on the sum of the Account Value and the actuarial value of any additional living and death benefits from optional riders that you have purchased under the Annuity. As a result, the Required Minimum Distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity Owner, and a reduction of payments under the living and death benefit optional riders.
You can use the Minimum Distribution option to satisfy the Required Minimum Distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you the Required Minimum Distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the Annuity as of December 31 of the prior year, but is determined without regard to other Annuities you may own. If a trustee to trustee transfer or direct rollover of the full contract value is requested when there is an active Required Minimum Distribution program running, the Required Minimum Distribution will be removed and sent to the Owner prior to the remaining funds being sent to the transfer institution.
Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one IRA or more than one Roth IRA from the same Owner, similar rules apply.
Charitable IRA Distributions.
Certain qualified IRA distributions used for charitable purposes are eligible for an exclusion from gross income, up to $100,000, for otherwise taxable IRA distributions from a traditional or Roth IRA. A qualified charitable distribution is a distribution that is made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70½. Distributions that are excluded from income under this provision are not taken into account in determining the individual’s deductions, if any, for charitable contributions.
The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Consistent with the applicable IRS instructions, we report these distributions as normal IRA distributions on Form 1099-R. Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns.
Required Distributions Upon Your Death for a Qualified Annuity
Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, the designated Beneficiary may generally elect to continue the Annuity and receive required minimum distributions under the Annuity instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated Beneficiary and whether that Beneficiary is your surviving spouse.

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If you die after a designated Beneficiary has been named, the death benefit must be distributed by December 31 st of the year including the five-year anniversary of the date of death, or as periodic payments not extending beyond the life or life expectancy of the designated Beneficiary (as long as payments begin by December 31 st of the year following the year of death). However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life or life expectancy of your spouse with such payments beginning no later than December 31 st of the year following the year of death or December 31 st of the year in which you would have reached age 70½, whichever is later. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse as sole primary beneficiary, the Annuity may be continued with your spouse as the Owner. If the Beneficiary does not begin installments by December 31st of the year following the year of death, no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the five-year deadline.

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If you die before a designated Beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31 st of the year including the five-year anniversary of the date of death. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31 st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement. If the Beneficiary does not begin installments by December 31st of the year following the year of death, no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the five-year deadline.

▪
If you die before a designated Beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31 st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement.
A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules. Note that in 2014, the U.S. Supreme Court ruled that Inherited IRAs, other than IRAs inherited by the owner’s spouse, do not qualify as retirement assets for purposes of protection under the federal bankruptcy laws.
Until withdrawn, amounts in a Qualified Annuity continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.
Tax Penalty for Early Withdrawals from a Qualified Annuity You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59½. Amounts are not subject to this tax penalty if:

▪	the amount is paid on or after you reach age 59½ or die;

▪	the amount received is attributable to your becoming disabled; or

▪
generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually. (Please note that substantially equal payments must continue until the later of reaching age 59½ or five years. Modification of payments or additional contributions to the Annuity during that time period will result in retroactive application of the 10% tax penalty.)

Other exceptions to this tax may apply. You should consult your tax adviser for further details.
Withholding
We will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is “directly” rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, governmental 457(b) plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a governmental 457(b) plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated Beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. We will not withhold for payments made from trustee owned Annuities or for payments under a 457 plan. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

▪	For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions

▪	If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default; and

▪	For all other distributions, we will withhold at a 10% rate.
We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax adviser to find out more information on your potential liability if you fail to pay such taxes. If you are a U.S. person (which includes a resident alien), and you request a payment be made to a non-U.S. address, we are required to withhold income tax. There may be additional state income tax withholding requirements.
ERISA Requirements
ERISA (the “Employee Retirement Income Security Act of 1974”) and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Annuity. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Annuity. This information has to do primarily with the fees, charges, discounts and other costs related to the Annuity, as well as any commissions paid to any agent selling the Annuity. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.
Other relevant information required by the exemptions is contained in the contract and accompanying documentation.
Please consult with your tax adviser if you have any questions about ERISA and these disclosure requirements.

Spousal Consent Rules for Retirement Plans – Qualified Annuities
If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.
Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an Annuity for your spouse’s lifetime and is called a “qualified pre-retirement survivor annuity” (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.
Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an Annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.
IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated Beneficiary.
ADDITIONAL CONSIDERATIONS
Reporting and Withholding for Escheated Amounts
In 2018, the Internal Revenue Service issued Revenue Ruling 2018-17, which provides that an amount transferred from an IRA to a state’s unclaimed property fund is subject to federal withholding at the time of transfer. The amount transferred is also subject to federal reporting. Consistent with this Ruling, beginning in 2019, we will withhold federal and state income taxes and report to the applicable Owner or Beneficiary as required by law when amounts are transferred to a state’s unclaimed property fund.
Gifts and Generation-skipping Transfers
If you transfer your Annuity to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your Annuity to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37½ years younger than you, there may be generation-skipping transfer tax consequences.
Same Sex Marriages, Civil Unions and Domestic Partnerships
Prior to a 2013 Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act (“DOMA”), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing a valid same sex marriage for federal law purposes. On June 26, 2015, the Supreme Court ruled in Obergefell v. Hodges that same-sex couples have a constitutional right to marry, thus requiring all states to allow same-sex marriage. The Windsor and Obergefell decisions mean that the federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.
Please consult with your tax or legal adviser before electing the Spousal Benefit for a civil union partner or domestic partner.

GENERAL INFORMATION
HOW WILL I RECEIVE STATEMENTS AND REPORTS?
We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at www.prudentialannuities.com or any other electronic means. We generally send a confirmation statement to you each time a financial transaction is made affecting Account Value, such as making additional purchase payments, transfers, exchanges or withdrawals. We may also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter, if there have been transactions during the quarter. We may confirm regularly scheduled transactions, including, but not limited to the Annual Maintenance Fee, Systematic Withdrawals (including 72(t) and 72(q) payments and required minimum distributions), electronic funds transfer, Dollar Cost Averaging, and automatic re-balancing, in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports or copies of reports previously sent. We reserve the right to charge up to $50 for each such additional or previously sent report. We will also send an annual report and a semi-annual report containing applicable financial statements for the Portfolios to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means. Beginning on January 1, 2021, paper copies of the annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available on our website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
WHAT IS PRUCO LIFE?
Pruco Life Insurance Company (Pruco Life) is a stock life insurance company organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York. Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is a direct wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. No company other than Pruco Life has any legal responsibility to pay amounts that it owes under its annuity contracts. Among other things, this means that where you participate in an optional living benefit or death benefit and the value of that benefit (e.g., the Protected Withdrawal Value, for Highest Daily Lifetime 6 Plus) exceeds your current Account Value, you would rely solely on the ability of Pruco Life to make payments under the benefit out of its own assets. As Pruco Life’s ultimate parent, Prudential Financial, however, exercises significant influence over the operations and capital structure of Pruco Life.
Pruco Life incorporates by reference into the prospectus its latest annual report on Form 10-K filed pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (Exchange Act) since the end of the fiscal year covered by its latest annual report. In addition, all documents subsequently filed by Pruco Life pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act also are incorporated into the prospectus by reference. Pruco Life will provide to each person, including any beneficial Owner, to whom a prospectus is delivered, a copy of any or all of the information that has been incorporated by reference into the prospectus but not delivered with the prospectus. Such information will be provided upon written or oral request at no cost to the requester by writing to Pruco Life Insurance Company, One Corporate Drive, Shelton, CT 06484 or by calling 800-752-6342. Pruco Life files periodic reports as required under the Exchange Act. The SEC maintains an Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC (see www.sec.gov). Our internet address is www.prudentialannuities.com .
Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, Pruco Life delivers this prospectus to current contract owners that reside outside of the United States. In addition, we may not market or offer benefits, features or enhancements to prospective or current contract owners while outside of the United States.
Service Providers
Pruco Life conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act of 1940. The entities engaged by Pruco Life may change over time. As of December 31, 2018, non-affiliated entities that could be deemed service providers to Pruco Life and/or an affiliated insurer within the Pruco Life business unit consisted of those set forth in the table below.

Name of Service Provider	Services Provided	Address
Broadridge Investor Communication	Proxy services and regulatory mailings	51 Mercedes Way, Edgewood, NY 11717
EDM Americas	Records management and administration of annuity contracts	301 Fayetteville Street, Suite 1500, Raleigh, NC 27601
EXL Service Holdings, Inc	Administration of annuity contracts	350 Park Avenue, 10th Floor, New York, NY 10022
National Financial Services (NFS)	Clearing firm for Broker Dealers	82 Devonshire Street Boston, MA 02109
NEPS, LLC	Composition, printing, and mailing of contracts and benefit documents	12 Manor Parkway, Salem, NH 03079
Open Text, Inc	Fax Services	100 Tri-State International Parkway Licolnshire, IL 60069
PERSHING LLC	Clearing firm for Broker Dealers	One Pershing Plaza, Jersey City, NJ 07399
The Depository Trust Clearinghouse Corporation (DTCC)	Clearing and settlement services for Distributors and Carriers.	55 Water Street, 26th Floor, New York, NY 10041
Thomson Reuters	Tax reporting services	3 Times Square New York, NY 10036
Venio LLC d/b/a Keane	Claim related services	4031 University Drive, Suite 100, Fairfax, VA 22030
WHAT IS THE SEPARATE ACCOUNT?
The Separate Account. We have established a Separate Account, the Pruco Life Flexible Premium Variable Annuity Account (Separate Account), to hold the assets that are associated with the Annuities. The Separate Account was established under Arizona law on June 16, 1995, and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the Separate Account are held in the name of Pruco Life and legally belong to us. Pruco Life segregates the Separate Account assets from all of its other assets. Thus, Separate Account assets that are held in support of the contracts are not chargeable with liabilities arising out of any other business we may conduct. Income, gains, and losses, whether or not realized, for assets allocated to the Separate Account are, in accordance with the Annuities, credited to or charged against the Separate Account without regard to other income, gains, or losses of Pruco Life. The obligations under the Annuity are those of Pruco Life, which is the issuer of the Annuity and the depositor of the Separate Account. More detailed information about Pruco Life, including its audited consolidated financial statements, is provided in the Statement of Additional Information.
In addition to rights that we specifically reserve elsewhere in this prospectus, we reserve the right to perform any or all of the following:

▪	offer new Sub-accounts, eliminate Sub-Accounts, substitute Sub-accounts or combine Sub-accounts;

▪	close Sub-accounts to additional Purchase Payments on existing Annuities or close Sub-accounts for Annuities purchased on or after specified dates;

▪	combine the Separate Account with other separate accounts;

▪	deregister the Separate Account under the Investment Company Act of 1940;

▪	manage the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form permitted by law;

▪
make changes required by any change in the federal securities laws, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, or any other changes to the Securities and Exchange Commission’s interpretation thereof;

▪	establish a provision in the Annuity for federal income taxes if we determine, in our sole discretion, that we will incur a tax as the result of the operation of the Separate Account;

▪	make any changes required by federal or state laws with respect to annuity contracts; and

▪	to the extent dictated by any underlying Portfolio, impose a redemption fee or restrict transfers within any Sub-account.
We will first notify you and receive any necessary SEC and/or state approval before making such a change. If an underlying mutual fund is liquidated, we will ask you to reallocate any amount in the liquidated fund. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with SEC pronouncements and only after obtaining an order from the SEC, if required. We reserve the right to substitute underlying portfolios, as allowed by applicable law. If investment in the Portfolios or a particular Portfolio is no longer possible, in our discretion becomes inappropriate for purposes the Annuity, or for any other rationale in our sole judgment, we may substitute another portfolio or investment portfolios without your consent. The substituted portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Purchase Payments, or both. However, we will not make such substitution without any required approval of the SEC and any applicable state insurance departments. In addition, we may close Portfolios to allocation of Purchase Payments or Account Value, or both, at any time in our sole discretion. We do not control the underlying mutual funds, so we cannot guarantee that any of those funds will always be available.
If you are enrolled in a Dollar Cost Averaging, Automatic Rebalancing, or comparable programs while an underlying fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Account Value invested in such underlying fund will be transferred automatically to the designated surviving fund in the case of mergers, the replacement fund in the case of substitutions, and an available money market fund in the case of fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving fund, the replacement fund or a money market fund for any continued and future investments.

The General Account. Our general obligations and any guaranteed benefits under the Annuity are supported by our general account and are subject to our claims paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to our general creditors and for conducting routine business activities, such as the payment of salaries, rent and other ordinary business expenses. The general account is subject to regulation and supervision by the Arizona Department of Insurance and to the insurance laws and regulations of all jurisdictions where we are authorized to do business.
Cyber Security Risks. We provide information about cyber security risks associated with this Annuity in the Statement of Additional Information.
LEGAL STRUCTURE OF THE UNDERLYING PORTFOLIOS
Each underlying Portfolio is registered as an open-end management investment company under the Investment Company Act of 1940. Shares of the underlying Portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.
Voting Rights
We are the legal owner of the shares of the underlying Portfolios in which the Sub-accounts invest. However, under current SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying Portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also “mirror vote” shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given Portfolio held within our Separate Account are legally owned by us, we intend to vote all of such shares when that underlying Portfolio seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying Portfolio’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting”, it is possible that the votes of a small percentage of contract holders who actually vote will determine the ultimate outcome.
We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available Variable Investment Options or to approve or disapprove an investment advisory contract for a Portfolio. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Portfolios associated with the available Variable Investment Options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Owner voting instructions, we will advise Owners of our action and the reasons for such action in the next available annual or semi-annual report.
We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying Portfolio has requested a “proxy” vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying Portfolio that require a vote of shareholders. We reserve the right to change the voting procedures described above if applicable SEC rules change.
Material Conflicts
In the future, it may become disadvantageous for Separate Accounts of variable life insurance and variable annuity contracts to invest in the same underlying Portfolios. Neither the companies that invest in the Portfolios nor the Portfolios currently foresee any such disadvantage. The Board of Directors for each Portfolio intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract Owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:

(1)	changes in state insurance law;

(2)	changes in federal income tax law;

(3)	changes in the investment management of any Variable Investment Option; or

(4)	differences between voting instructions given by variable life insurance and variable annuity Contract Owners.
Fees and Payments Received by Pruco Life
As detailed below, Pruco Life and our affiliates receive substantial payments from the underlying Portfolios and/or related entities, such as the Portfolios’ advisers and subadvisers. Because these fees and payments are made to Pruco Life and our affiliates, allocations you make to the underlying Portfolios benefit us financially. In selecting Portfolios available under the Annuity, we consider the payments that will be made to us. For more information on factors we consider when selecting the Portfolios under the Annuity, see “Variable Investment Options” under “Investment Options” earlier in this prospectus.
We receive Rule 12b-1 fees which compensate our affiliate, Prudential Annuities Distributors, Inc., for distribution and administrative services (including recordkeeping services and the mailing of prospectuses and reports to Owners invested in the Portfolios). These fees are paid by the underlying Portfolio out of each Portfolio’s assets and are therefore borne by Owners.
We also receive administrative services payments from the Portfolios or the advisers of the underlying Portfolios or their affiliates, which are referred to as “revenue sharing” payments. The maximum combined 12b-1 fees and revenue sharing payments we receive with respect to a Portfolio are generally equal to an annual rate of 0.55% of the average assets allocated to the Portfolio under the Annuity (in certain cases, however, this amount may be equal to annual rate of 0.60% of the average assets allocated to the Portfolio). We expect to make a profit on these fees and payments and consider them when selecting the Portfolios available under the Annuity.
In addition, an adviser or subadviser of a Portfolio or a distributor of the Annuity (not the Portfolios) may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms’ registered representatives, and creating marketing material discussing the Annuity, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation. We may also consider these payments and reimbursements when selecting the Portfolios available under the Annuity. For the annual period ended December 31, 2018, with regard to the total annual amounts that were paid (or as to which a payment amount was accrued) under the kinds of arrangements described in this paragraph, the amounts for any particular adviser, subadviser or distributor ranged from $25,000.00 to $711,431.63. These amounts relate to all individual variable annuity contracts issued by Pruco Life or its affiliates, not only the Annuity covered by this prospectus.
In addition to the payments that we receive from underlying Portfolios and/or their affiliates, those same Portfolios and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.
WHO DISTRIBUTES ANNUITIES OFFERED BY PRUCO LIFE?
Prudential Annuities Distributors, Inc. (PAD), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the Annuities offered through this prospectus. PAD acts as the distributor of a number of annuity and life insurance products and the AST Portfolios. PAD’s principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker/dealer under the Securities Exchange Act of 1934 (Exchange Act), and is a member of the Financial Industry Regulatory Authority (FINRA). Each Annuity is offered on a continuous basis. PAD enters into distribution agreements with both affiliated and unaffiliated broker/dealers who are registered under the Exchange Act (collectively, “Firms”). The affiliated broker-dealer, Pruco Securities, LLC is an indirect wholly-owned subsidiary of Prudential Financial that sells variable annuity and variable life insurance (among other products) through its registered representatives. Applications for each Annuity are solicited by registered representatives of the Firms. PAD utilizes a network of its own registered representatives to wholesale the Annuities to Firms. Because the Annuities offered through this prospectus are insurance products as well as securities, all registered representatives who sell the Annuities are also appointed insurance agents of Pruco Life.
In connection with the sale and servicing of the Annuity, Firms may receive cash compensation and/or non-cash compensation. Cash compensation includes discounts, concessions, fees, service fees, commissions, asset based sales charges, loans, overrides, or any cash employee benefit received in connection with the sale and distribution of variable contracts. Non-cash compensation includes any form of compensation received in connection with the sale and distribution of variable contracts that is not cash compensation, including but not limited to merchandise, gifts, travel expenses, meals and lodging.
Under the selling agreements, cash compensation in the form of commissions is paid to Firms on sales of the Annuity according to one or more schedules. The selling registered representative will receive all or a portion of the cash compensation, depending on the practice of his or her Firm. Commissions are generally based on a percentage of purchase payments made, up to a maximum of 5.50% for the L Series, 6.0% for the X Series and 7.0% for the B Series. Alternative compensation schedules are available that generally provide a lower initial commission plus ongoing quarterly compensation based on all or a portion of Unadjusted Account Value. We may also provide cash compensation to the distributing Firm for providing ongoing service to you in relation to the Annuity. These payments may be made in the form of percentage payments based upon “Assets under Management” or “AUM,” (total assets), subject to certain criteria in certain Pruco Life products. These payments may also be made in the form of percentage payments based upon the total amount of money received as Purchase Payments under Pruco Life annuity products sold through the Firm.
In addition, in an effort to promote the sale of our products (which may include the placement of Pruco Life and/or the Annuity on a preferred or recommended company or product list and/or access to the Firm's registered representatives), we, or PAD, may enter into non-cash compensation arrangements with certain Firms with respect to certain or all registered representatives of such Firms under which such Firms may receive fixed payments or reimbursement. These types of fixed payments are made directly to or in sponsorship of the Firm and may include, but are not limited to payment for: training of sales personnel; marketing and/or administrative services and/or other services they provide to us or our affiliates; educating customers of the firm on the Annuity's features; conducting due diligence and analysis; providing office access, operations, systems and other support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Annuities; conferences (national, regional and top producer); sponsorships; speaker fees; promotional items; a dedicated marketing coordinator; priority sales desk support; expedited marketing compliance approval and preferred programs to PAD; and reimbursements to Firms for marketing activities or other services provided by third-party vendors to the Firms and/or their registered representatives. To the extent permitted by FINRA rules and other applicable laws and regulations, we or PAD may also pay or allow other promotional incentives or payments in other forms of non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of due diligence events). Under certain circumstances, Portfolio advisers/subadvisers or other organizations with which we do business (“Entities”) may also receive incidental non-cash compensation, such as meals and nominal gifts. The amount of this non-cash compensation varies widely because some may encompass only a single event, such as a conference, and others have a much broader scope.
Cash and/or non-cash compensation may not be offered to all Firms and Entities and the terms of such compensation may differ between Firms and Entities. In addition, we or our affiliates may provide such compensation, payments and/or incentives to Firms or Entities arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.
The lists below include the names of the Firms and Entities that we are aware (as of December 31, 2018) received compensation with respect to our annuity business generally during 2018 (or as to which a payment amount was accrued during 2018). The Firms and Entities listed include those receiving non-cash and/or cash compensation (as indicated below) in connection with marketing of products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon request. Each of these Annuities also is distributed by other selling Firms that previously were appointed only with our affiliate Prudential Annuities Life Assurance Corporation (“PALAC”). Such other selling Firms may have received compensation similar to the types discussed above with respect to their sale of PALAC annuities. In addition, such other selling Firms may, on a going forward basis, receive substantial compensation that is not reflected in this 2018 retrospective depiction. During 2018, non-cash compensation received by Firms and Entities ranged from $32.10 to $725,502.92. During 2018, cash compensation received by Firms ranged from $1.20 to $18,586,082.28.
All of the Firms and Entities listed below received non-cash compensation during 2018. In addition, Firms in bold also received cash compensation during 2018.

1st Global Capital Corp.	Financial Security Management, Inc.	Park Avenue Securities, LLC
Advisor Group	First Citizens Bank	Parkland Securities
Aegon Transamerica	First Financial Services	People's Securities
Afore Met Life	First Heartland Capital, Inc.	PEPCO Holdings
AFS Brokerage, Inc.	First Protective Insurance Group	PIMCO
AFS Financial Group, LLC	First Tennessee Brokerage, Inc	PlanMember Securities Corp.
AIG Advisor Group	Foresters Equity Services Inc.	PNC Bank
Allegheny Investments LTD.	Fortune Financial Services, Inc.	PNC Investments, LLC
Allegis Insurance Agency, Inc.	Founders Financial Securities, LLC	Presidential Brokerage
Allen & Company of Florida, Inc.	Franklin Square Capital Partners	Principal Financial Group
Alliance Bernstein L.P.	Franklin Templeton	ProEquities
Allianz	FSC Securities Corp.	Prospera Financial Services, Inc.
Allstate Financial Srvcs, LLC	Garden State Securities, Inc.	Prudential Annuities
ALPS Distributors, Inc.	GCG Financial	Purshe Kaplan Sterling Investments
AMERICAN PORTFOLIO FIN SVCS INC	Geneos Wealth Management, Inc.	Questar Capital Corporation
Ameritas Investment Corp.	Goldman Sachs & Co.	Raymond James Financial Svcs
Anchor Bay Securities, LLC	GWN Securities, Inc.	RBC CAPITAL MARKETS CORPORATION
Annuity Partners	H. Beck, Inc.	RCM&D Inc.
AON	H.D. Vest Investment	Resource Horizon Group, LLC
AQR Capital Management	Hantz Financial Services,Inc.	Retirement Benefits Group, LLC
Arete Wealth Management	Harbour Investment, Inc.	RNR Securities, L.L.C.
Arlington Securities, Inc.	Hornor, Townsend & Kent, Inc.	Robert W. Baird & Co., Inc.
Astoria Federal Savings	HSBC	Royal Alliance Associates
AXA Advisors, LLC	Independent Financial Grp, LLC	SA Stone Wealth Management
Ballew Investments	Individual Client	SAGEPOINT FINANCIAL, INC.
Bank of Oklahoma	Infinex Financial Group	Sammons Securities Co., LLC
Bank of the West	Insured Retirement Institute	Santander
BB&T Investment Services, Inc.	Intervest International	Saxony Securities, Inc.
BBVA Compass Investment Solutions, Inc.	Invest Financial Corporation	Schroders Investment Management
BCG Securities, Inc.	Investacorp	Scott & Stringfellow
Berthel Fisher & Company	Investment Professionals	Securian Financial Svcs, Inc.
BlackRock Financial Management Inc.	J.J.B. Hilliard Lyons, Inc.	Securities America, Inc.
BOSC, Inc.	J.P. Morgan	Securities Service Network
Broker Dealer Financial Services	J.W. Cole Financial, Inc.	Sigma Financial Corporation
Brokers International	Janney Montgomery Scott, LLC.	Signator Investors, Inc.
Cadaret, Grant & Co., Inc.	Jennison Associates, LLC	SII Investments, Inc.
Calton & Associates, Inc	Jennison Dryden Mutual Funds	Sorrento Pacific Financial LLC

Cambridge Advisory Group	John Hancock	Specialized Schedulers
Cambridge Investment Research, Inc.	Kestra Financial, Inc.	Sterling Monroe Securities, LLC
CAPE SECURITIES, INC.	KEY INVESTMENT SERVICES LLC	Stifel Nicolaus & Co.
Capital Analysts	KMS Financial Services, Inc.	Strategic Advisors, Inc.
Capital Financial Services	Kovack Securities, Inc.	STRATEGIC FIN ALLIANCE INC
Capital Investment Group, Inc.	LANC	Summit Brokerage Services, Inc
Capitol Securities Management, Inc.	LaSalle St. Securities, LLC	Sunbelt Business Advisors
Castle Rock Investment Company	LAX-Prudential	Sunbelt Securities, Inc.
Centaurus Financial, Inc.	Legg Mason	Sunset Financial Services, Inc
Cetera Advisor Network LLC	Lewis Financial Group, L.C.	SunTrust Investment Services, Inc.
Cetera Financial Group LLC	Lincoln Financial Advisors	SWBC Investment Services
Cetera Investment Services	Lincoln Financial Securities Corporation	T. Rowe Price Group, Inc.
CFD Investments, Inc.	Lincoln Investment Planning	TFS Securities, Inc.
CHAR	Lion Street	The Investment Center
Citigroup Global Markets Inc.	LPL Financial Corporation	The O.N. Equity Sales Co.
Citizens Bank and Trust Company	M and T Bank Corporation	The Prudential Insurance Company of America
Citizens Securities, Inc.	M Holdings Securities, Inc	The Strategic Financial Alliance Inc.
Client One Securities LLC	Mass Mutual Financial Group	Touchstone Investments
CMDA	Merrill Lynch, P,F,S	TransAmerica Financial Advisors, Inc.
COMERICA SECURITIES, INC.	MFS	Triad Advisors, Inc.
Commonwealth Financial Network	MML Investors Services, Inc.	Trustmont Financial Group, Inc.
Comprehensive Asset Management	Money Concepts Capital Corp.	UBS Financial Services, Inc.
Coordinated Capital Securities Inc	Morgan Stanley Smith Barney	Umpqua Investments
COPA	Mountain Development	United Planners Fin. Serv.
Country Financial	Mutual of Omaha Bank	US Bank
Craig Schubert	National Planning Corporation	USA Financial Securities Corp.
Creative Capital	National Securities Corp.	VALIC Financial Advisors, Inc
Crescent Securities Group	Neuberger Berman	VOYA Financial Advisors
Crown Capital Securities, L.P.	Newbridge Securities Corp.	WADDELL & REED INC.
CUNA Brokerage Svcs, Inc.	Next Financial Group, Inc.	WAYNE HUMMER INVESTMENTS LLC
CUSO Financial Services, L.P.	NFP (National Financial Partners Corporation)	Wellington Asset Mgt.
David Lerner and Associates	NOCA	Wells Fargo Advisors LLC
Eaton Vance	North Ridge Securities Corp.	WELLS FARGO ADVISORS LLC - WEALTH
Edward Jones & Co.	Omnivest, Inc.	Wells Fargo Investments LLC
Equity Services, Inc.	OneAmerica Securities, Inc.	WFG Investments, Inc.
Fidelity Investments	OPPENHEIMER & CO, INC.	Wintrust Financial Corporation
Fifth Third Securities, Inc.	Pacific Life Insurance Company	Woodbury Financial Services
Financial Planning Consultants	Packerland Brokerage Svcs, Inc	World Equity Group, Inc.
The Firms listed below received cash compensation during 2018 but did not receive any non-cash compensation.

ASSOCIATED SECURITIES CORP
BFT Financial Group, LLC
BB&T Investment Services, Inc.
M Holdings Securities, Inc
Mutual Service Corporation
WATERSTONE FINANCIAL GROUP INC
Wells Fargo Investments LLC
You should note that Firms and individual registered representatives and branch managers with some Firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuities than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or PAD and will not result in any additional charge to you or to the Separate Account. Cash and non-cash compensation varies by annuity product, and such differing compensation could be a factor in which annuity a financial professional recommends to you. Your registered representative can provide you with more information about the compensation arrangements that apply upon request.

FINANCIAL STATEMENTS
The financial statements of the Separate Account and Pruco Life are included in the Statement of Additional Information.
HOW TO CONTACT US
Please communicate with us using the telephone number and addresses below for the purposes described. Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
Prudential’s Customer Service Team
Call our Customer Service Team at 1-888-PRU-2888 during normal business hours.
Internet
Access information about your Annuity through our website: www.prudentialannuities.com
Correspondence Sent by Regular Mail
Prudential Annuity Service Center
P.O. Box 7960
Philadelphia, PA 19176
Correspondence Sent by Overnight*, Certified or Registered Mail
Prudential Annuity Service Center
2101 Welsh Road
Dresher, PA 19025
*Please note that overnight correspondence sent through the United States Postal Service may be delivered to the P.O. Box listed above, which could delay receipt of your correspondence at our Service Center. Overnight mail sent through other methods (e.g., Federal Express, United Parcel Service) will be delivered to the address listed below.
Correspondence sent by regular mail to our Service Center should be sent to the address shown above. Your correspondence will be picked up at this address and then delivered to our Service Center. Your correspondence is not considered received by us until it is received at our Service Center. Where this prospectus refers to the day when we receive a purchase payment, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last requirement needed for us to process that item) arrives in complete and proper form at our Service Center or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives at our Service Center (1) on a day that is not a business day, or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.
You can obtain account information by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Internet Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your financial professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Internet Website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.
Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.
Pruco Life does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Pruco Life reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.
INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.
LEGAL PROCEEDINGS
Litigation and Regulatory Matters
Pruco Life is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Pruco Life and proceedings generally applicable to business practices in the industry in which we operate. Pruco Life is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Pruco Life is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, Pruco Life, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus.
Pruco Life’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. In some of Pruco Life’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. It is possible that Pruco Life's results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Pruco Life’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Pruco Life’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on: the Separate Account; the ability of PAD to perform its contract with the Separate Account; or Pruco Life's ability to meet its obligations under the Contracts.
CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
The following are the contents of the Statement of Additional Information:

▪	Company

▪	Experts

▪	Principal Underwriter

▪	Payments Made to Promote Sale of Our Products

▪	Cyber Security Risks

▪	Determination of Accumulation Unit Values

▪	Financial Statements

APPENDIX A – ACCUMULATION UNIT VALUES
As we have indicated throughout this prospectus, each Annuity is a contract that allows you to select or decline any of several features that carries with it a specific asset-based charge. We maintain a unique Unit Value corresponding to each combination of such contract features. Here we depict the historical Unit Values corresponding to the contract features bearing the highest and lowest combinations of asset-based charges. This Appendix includes outstanding units for each such sub-account, which may include other variable annuities offered, as of the dates shown. The remaining Unit Values appear in the Statement of Additional Information, which you may obtain free of charge, by calling (888) PRU-2888 or by writing to us at the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, PA 19176. As discussed in the prospectus, if you select certain optional benefits (e.g., Lifetime Five), we limit the investment options to which you may allocate your Account Value. In certain of these accumulation unit value tables, we set forth accumulation Unit Values that assume election of one or more of such optional benefits and allocation of Account Value to portfolios that currently are not permitted as part of such optional benefits. Such Unit Values are set forth for general reference purposes only, and are not intended to indicate that such portfolios may be acquired along with those optional benefits.

A-1

PREMIER B SERIES
Pruco Life Insurance Company
Prospectus
ACCUMULATION UNIT VALUES: Basic Death Benefit Only (1.15%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.70132	$9.46834	10,499,053
01/01/2010 to 12/31/2010	$9.46834	$10.48061	14,887,263
01/01/2011 to 12/31/2011	$10.48061	$10.08606	11,876,501
01/01/2012 to 12/31/2012	$10.08606	$11.22438	13,200,943
01/01/2013 to 12/31/2013	$11.22438	$12.20353	12,131,090
01/01/2014 to 12/31/2014	$12.20353	$12.52550	10,870,316
01/01/2015 to 12/31/2015	$12.52550	$11.98437	9,176,391
01/01/2016 to 12/31/2016	$11.98437	$12.59906	8,206,117
01/01/2017 to 12/31/2017	$12.59906	$14.02369	7,912,479
01/01/2018 to 12/31/2018	$14.02369	$12.73548	6,068,594
AST Advanced Strategies Portfolio
01/01/2009 to 12/31/2009	$7.90927	$9.86809	5,181,571
01/01/2010 to 12/31/2010	$9.86809	$11.09301	6,761,704
01/01/2011 to 12/31/2011	$11.09301	$10.97930	5,828,750
01/01/2012 to 12/31/2012	$10.97930	$12.33589	7,030,341
01/01/2013 to 12/31/2013	$12.33589	$14.21479	7,052,677
01/01/2014 to 12/31/2014	$14.21479	$14.91153	6,791,171
01/01/2015 to 12/31/2015	$14.91153	$14.86039	6,371,928
01/01/2016 to 12/31/2016	$14.86039	$15.73569	5,958,403
01/01/2017 to 12/31/2017	$15.73569	$18.19051	5,500,048
01/01/2018 to 12/31/2018	$18.19051	$16.92410	4,842,020
AST AQR Emerging Markets Equity Portfolio
02/25/2013* to 12/31/2013	$9.99906	$10.14041	43,112
01/01/2014 to 12/31/2014	$10.14041	$9.71174	5,694
01/01/2015 to 12/31/2015	$9.71174	$8.11074	5,694
01/01/2016 to 12/31/2016	$8.11074	$9.09063	87
01/01/2017 to 12/31/2017	$9.09063	$12.12875	20,431
01/01/2018 to 12/31/2018	$12.12875	$9.71732	7,409
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99906	$11.67861	1,564
01/01/2014 to 12/31/2014	$11.67861	$13.06636	0
01/01/2015 to 12/31/2015	$13.06636	$13.14074	2,314
01/01/2016 to 12/31/2016	$13.14074	$14.38212	2,734
01/01/2017 to 12/31/2017	$14.38212	$17.36623	3,646
01/01/2018 to 12/31/2018	$17.36623	$15.77141	3,847
AST Balanced Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.01173	$9.76594	15,800,459
01/01/2010 to 12/31/2010	$9.76594	$10.84380	21,067,965
01/01/2011 to 12/31/2011	$10.84380	$10.59031	18,148,138
01/01/2012 to 12/31/2012	$10.59031	$11.77599	20,101,763
01/01/2013 to 12/31/2013	$11.77599	$13.69660	19,369,387
01/01/2014 to 12/31/2014	$13.69660	$14.42399	18,051,425
01/01/2015 to 12/31/2015	$14.42399	$14.32787	16,864,632
01/01/2016 to 12/31/2016	$14.32787	$15.05736	15,514,377
01/01/2017 to 12/31/2017	$15.05736	$17.10544	14,068,505
01/01/2018 to 12/31/2018	$17.10544	$16.07559	12,107,734

A-2

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99906	$9.19895	229,977
01/01/2012 to 12/31/2012	$9.19895	$10.17608	260,282
01/01/2013 to 12/31/2013	$10.17608	$11.15228	354,028
01/01/2014 to 12/31/2014	$11.15228	$11.56514	355,983
01/01/2015 to 12/31/2015	$11.56514	$11.09060	357,822
01/01/2016 to 12/31/2016	$11.09060	$11.72797	353,751
01/01/2017 to 12/31/2017	$11.72797	$13.05722	317,319
01/01/2018 to 12/31/2018	$13.05722	$12.22655	297,078
AST BlackRock Low Duration Bond Portfolio
01/01/2009 to 12/31/2009	$10.77219	$11.73912	330,969
01/01/2010 to 12/31/2010	$11.73912	$12.05817	444,556
01/01/2011 to 12/31/2011	$12.05817	$12.18917	476,597
01/01/2012 to 12/31/2012	$12.18917	$12.61643	478,931
01/01/2013 to 12/31/2013	$12.61643	$12.20183	421,460
01/01/2014 to 12/31/2014	$12.20183	$12.05162	360,736
01/01/2015 to 12/31/2015	$12.05162	$11.97203	326,309
01/01/2016 to 12/31/2016	$11.97203	$12.02965	336,597
01/01/2017 to 12/31/2017	$12.02965	$12.09585	362,817
01/01/2018 to 12/31/2018	$12.09585	$12.04628	287,060
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2009 to 12/31/2009	$10.69755	$12.32370	2,442,922
01/01/2010 to 12/31/2010	$12.32370	$13.12390	3,740,960
01/01/2011 to 12/31/2011	$13.12390	$13.38718	3,295,844
01/01/2012 to 12/31/2012	$13.38718	$14.46865	3,907,272
01/01/2013 to 12/31/2013	$14.46865	$14.04141	3,774,634
01/01/2014 to 12/31/2014	$14.04141	$14.46916	3,280,811
01/01/2015 to 12/31/2015	$14.46916	$14.00299	2,870,336
01/01/2016 to 12/31/2016	$14.00299	$14.42933	2,727,859
01/01/2017 to 12/31/2017	$14.42933	$14.88787	2,742,837
01/01/2018 to 12/31/2018	$14.88787	$14.62043	2,220,052
AST Capital Growth Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.42587	$9.20111	15,257,301
01/01/2010 to 12/31/2010	$9.20111	$10.31320	20,215,158
01/01/2011 to 12/31/2011	$10.31320	$9.94870	14,841,211
01/01/2012 to 12/31/2012	$9.94870	$11.18527	18,316,413
01/01/2013 to 12/31/2013	$11.18527	$13.56603	19,479,645
01/01/2014 to 12/31/2014	$13.56603	$14.34996	19,069,353
01/01/2015 to 12/31/2015	$14.34996	$14.26247	17,975,482
01/01/2016 to 12/31/2016	$14.26247	$15.06455	16,679,442
01/01/2017 to 12/31/2017	$15.06455	$17.55810	15,451,875
01/01/2018 to 12/31/2018	$17.55810	$16.27818	14,133,933
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99906	$11.71508	93,820
01/01/2014 to 12/31/2014	$11.71508	$13.15813	106,836
01/01/2015 to 12/31/2015	$13.15813	$12.54389	131,120
01/01/2016 to 12/31/2016	$12.54389	$14.24860	181,586
01/01/2017 to 12/31/2017	$14.24860	$16.67949	154,124
01/01/2018 to 12/31/2018	$16.67949	$15.70309	123,829

A-3

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Cohen & Steers Realty Portfolio
01/01/2009 to 12/31/2009	$6.18048	$8.06109	150,606
01/01/2010 to 12/31/2010	$8.06109	$10.25594	264,648
01/01/2011 to 12/31/2011	$10.25594	$10.80760	266,872
01/01/2012 to 12/31/2012	$10.80760	$12.32439	366,128
01/01/2013 to 12/31/2013	$12.32439	$12.56600	305,292
01/01/2014 to 12/31/2014	$12.56600	$16.26354	269,227
01/01/2015 to 12/31/2015	$16.26354	$16.85750	254,355
01/01/2016 to 12/31/2016	$16.85750	$17.46866	268,673
01/01/2017 to 12/31/2017	$17.46866	$18.34904	253,866
01/01/2018 to 12/31/2018	$18.34904	$17.27683	217,780
AST Fidelity Institutional AM® Quantitative Portfolio
formerly,AST FI Pyramis® Quantitative Portfolio
01/01/2009 to 12/31/2009	$7.34272	$8.99072	4,642,002
01/01/2010 to 12/31/2010	$8.99072	$10.16518	6,581,423
01/01/2011 to 12/31/2011	$10.16518	$9.89853	5,556,047
01/01/2012 to 12/31/2012	$9.89853	$10.82664	6,116,694
01/01/2013 to 12/31/2013	$10.82664	$12.28353	5,949,628
01/01/2014 to 12/31/2014	$12.28353	$12.52664	5,560,210
01/01/2015 to 12/31/2015	$12.52664	$12.50681	5,186,056
01/01/2016 to 12/31/2016	$12.50681	$12.89076	4,820,341
01/01/2017 to 12/31/2017	$12.89076	$14.84379	4,337,405
01/01/2018 to 12/31/2018	$14.84379	$13.53764	3,624,948
AST Global Real Estate Portfolio
01/01/2009 to 12/31/2009	$6.12807	$8.18495	68,857
01/01/2010 to 12/31/2010	$8.18495	$9.72626	107,570
01/01/2011 to 12/31/2011	$9.72626	$9.13123	80,489
01/01/2012 to 12/31/2012	$9.13123	$11.44714	105,948
01/01/2013 to 12/31/2013	$11.44714	$11.80901	137,876
01/01/2014 to 12/31/2014	$11.80901	$13.30021	116,863
01/01/2015 to 12/31/2015	$13.30021	$13.13728	109,630
01/01/2016 to 12/31/2016	$13.13728	$13.10442	123,513
01/01/2017 to 12/31/2017	$13.10442	$14.36611	99,263
01/01/2018 to 12/31/2018	$14.36611	$13.53308	78,230
AST Goldman Sachs Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.74882	$7.95238	377,153
01/01/2010 to 12/31/2010	$7.95238	$8.87508	478,687
01/01/2011 to 12/31/2011	$8.87508	$8.29010	430,822
01/01/2012 to 12/31/2012	$8.29010	$9.80760	588,703
01/01/2013 to 12/31/2013	$9.80760	$12.94838	615,351
01/01/2014 to 12/31/2014	$12.94838	$14.48221	492,795
01/01/2015 to 12/31/2015	$14.48221	$13.65590	841,721
01/01/2016 to 12/31/2016	$13.65590	$15.05906	725,065
01/01/2017 to 12/31/2017	$15.05906	$16.33924	744,214
01/01/2018 to 12/31/2018	$16.33924	$14.77507	549,797
AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.83934	$10.62206	402,459
01/01/2010 to 12/31/2010	$10.62206	$12.58318	484,601
01/01/2011 to 12/31/2011	$12.58318	$12.06996	335,916
01/01/2012 to 12/31/2012	$12.06996	$14.27309	415,454
01/01/2013 to 12/31/2013	$14.27309	$18.65334	445,748
01/01/2014 to 12/31/2014	$18.65334	$20.56704	412,712
01/01/2015 to 12/31/2015	$20.56704	$19.17723	584,558
01/01/2016 to 12/31/2016	$19.17723	$19.27137	551,864
01/01/2017 to 12/31/2017	$19.27137	$24.21435	512,065
01/01/2018 to 12/31/2018	$24.21435	$22.89654	456,954

A-4

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Multi-Asset Portfolio
01/01/2009 to 12/31/2009	$7.64237	$9.32217	3,310,036
01/01/2010 to 12/31/2010	$9.32217	$10.28514	5,334,476
01/01/2011 to 12/31/2011	$10.28514	$10.11679	4,903,736
01/01/2012 to 12/31/2012	$10.11679	$11.01481	5,162,852
01/01/2013 to 12/31/2013	$11.01481	$11.95901	4,755,895
01/01/2014 to 12/31/2014	$11.95901	$12.30083	4,277,350
01/01/2015 to 12/31/2015	$12.30083	$12.05036	3,888,674
01/01/2016 to 12/31/2016	$12.05036	$12.53979	3,463,471
01/01/2017 to 12/31/2017	$12.53979	$13.92032	3,266,050
01/01/2018 to 12/31/2018	$13.92032	$12.79002	2,607,477
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.65766	$9.60312	223,004
01/01/2010 to 12/31/2010	$9.60312	$12.03526	342,910
01/01/2011 to 12/31/2011	$12.03526	$12.05336	238,394
01/01/2012 to 12/31/2012	$12.05336	$13.78582	299,695
01/01/2013 to 12/31/2013	$13.78582	$18.91884	340,947
01/01/2014 to 12/31/2014	$18.91884	$20.05009	285,012
01/01/2015 to 12/31/2015	$20.05009	$18.73305	273,397
01/01/2016 to 12/31/2016	$18.73305	$23.02312	250,980
01/01/2017 to 12/31/2017	$23.02312	$25.53618	272,638
01/01/2018 to 12/31/2018	$25.53618	$21.69385	237,767
AST Government Money Market Portfolio
01/01/2009 to 12/31/2009	$10.76754	$10.67105	1,009,605
01/01/2010 to 12/31/2010	$10.67105	$10.55197	1,055,984
01/01/2011 to 12/31/2011	$10.55197	$10.43487	1,325,316
01/01/2012 to 12/31/2012	$10.43487	$10.31714	1,045,483
01/01/2013 to 12/31/2013	$10.31714	$10.20011	745,162
01/01/2014 to 12/31/2014	$10.20011	$10.08368	833,314
01/01/2015 to 12/31/2015	$10.08368	$9.96934	1,052,771
01/01/2016 to 12/31/2016	$9.96934	$9.85622	890,939
01/01/2017 to 12/31/2017	$9.85622	$9.77756	916,916
01/01/2018 to 12/31/2018	$9.77756	$9.79149	1,019,828
AST High Yield Portfolio
01/01/2009 to 12/31/2009	$7.90831	$10.59810	187,356
01/01/2010 to 12/31/2010	$10.59810	$11.89197	329,952
01/01/2011 to 12/31/2011	$11.89197	$12.12984	257,625
01/01/2012 to 12/31/2012	$12.12984	$13.65558	333,465
01/01/2013 to 12/31/2013	$13.65558	$14.46966	315,860
01/01/2014 to 12/31/2014	$14.46966	$14.67105	285,060
01/01/2015 to 12/31/2015	$14.67105	$13.98741	231,444
01/01/2016 to 12/31/2016	$13.98741	$15.95772	213,708
01/01/2017 to 12/31/2017	$15.95772	$16.95539	217,270
01/01/2018 to 12/31/2018	$16.95539	$16.42859	175,220
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.13164	$7.23998	245,607
01/01/2010 to 12/31/2010	$7.23998	$8.09953	287,121
01/01/2011 to 12/31/2011	$8.09953	$7.67252	261,012
01/01/2012 to 12/31/2012	$7.67252	$8.86610	282,125
01/01/2013 to 12/31/2013	$8.86610	$12.25925	300,734
01/01/2014 to 12/31/2014	$12.25925	$13.78597	346,785
01/01/2015 to 12/31/2015	$13.78597	$12.56127	330,603
01/01/2016 to 12/31/2016	$12.56127	$14.88840	325,696
01/01/2017 to 12/31/2017	$14.88840	$17.54450	336,082
01/01/2018 to 12/31/2018	$17.54450	$14.88943	302,179

A-5

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST International Growth Portfolio
01/01/2009 to 12/31/2009	$6.16356	$8.24382	259,341
01/01/2010 to 12/31/2010	$8.24382	$9.33168	297,553
01/01/2011 to 12/31/2011	$9.33168	$8.03342	225,361
01/01/2012 to 12/31/2012	$8.03342	$9.55950	266,566
01/01/2013 to 12/31/2013	$9.55950	$11.25178	278,688
01/01/2014 to 12/31/2014	$11.25178	$10.50929	273,080
01/01/2015 to 12/31/2015	$10.50929	$10.71692	306,326
01/01/2016 to 12/31/2016	$10.71692	$10.19492	272,501
01/01/2017 to 12/31/2017	$10.19492	$13.65004	275,163
01/01/2018 to 12/31/2018	$13.65004	$11.69522	226,727
AST International Value Portfolio
01/01/2009 to 12/31/2009	$7.03242	$9.07273	245,177
01/01/2010 to 12/31/2010	$9.07273	$9.96358	315,165
01/01/2011 to 12/31/2011	$9.96358	$8.61423	255,467
01/01/2012 to 12/31/2012	$8.61423	$9.93649	294,067
01/01/2013 to 12/31/2013	$9.93649	$11.73584	296,664
01/01/2014 to 12/31/2014	$11.73584	$10.82462	328,592
01/01/2015 to 12/31/2015	$10.82462	$10.78900	336,342
01/01/2016 to 12/31/2016	$10.78900	$10.72857	318,184
01/01/2017 to 12/31/2017	$10.72857	$13.02652	330,597
01/01/2018 to 12/31/2018	$13.02652	$10.79967	274,230
AST J.P. Morgan Global Thematic Portfolio
01/01/2009 to 12/31/2009	$7.16470	$8.97209	2,241,126
01/01/2010 to 12/31/2010	$8.97209	$10.09570	3,680,979
01/01/2011 to 12/31/2011	$10.09570	$9.92415	2,925,344
01/01/2012 to 12/31/2012	$9.92415	$11.14402	3,523,472
01/01/2013 to 12/31/2013	$11.14402	$12.81121	3,747,515
01/01/2014 to 12/31/2014	$12.81121	$13.47161	3,506,580
01/01/2015 to 12/31/2015	$13.47161	$13.17891	3,391,641
01/01/2016 to 12/31/2016	$13.17891	$13.70907	3,170,048
01/01/2017 to 12/31/2017	$13.70907	$15.85158	3,138,303
01/01/2018 to 12/31/2018	$15.85158	$14.51521	2,752,516
AST J.P. Morgan International Equity Portfolio
01/01/2009 to 12/31/2009	$6.65882	$8.94533	581,027
01/01/2010 to 12/31/2010	$8.94533	$9.47774	815,931
01/01/2011 to 12/31/2011	$9.47774	$8.51271	562,672
01/01/2012 to 12/31/2012	$8.51271	$10.25979	685,642
01/01/2013 to 12/31/2013	$10.25979	$11.70119	624,652
01/01/2014 to 12/31/2014	$11.70119	$10.83178	660,919
01/01/2015 to 12/31/2015	$10.83178	$10.40936	661,862
01/01/2016 to 12/31/2016	$10.40936	$10.49008	671,864
01/01/2017 to 12/31/2017	$10.49008	$13.44426	655,050
01/01/2018 to 12/31/2018	$13.44426	$10.96888	606,842
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2009 to 12/31/2009	$8.68154	$10.47282	3,769,368
01/01/2010 to 12/31/2010	$10.47282	$11.11144	4,122,792
01/01/2011 to 12/31/2011	$11.11144	$11.01089	3,536,665
01/01/2012 to 12/31/2012	$11.01089	$12.05253	4,036,973
01/01/2013 to 12/31/2013	$12.05253	$13.23001	3,780,614
01/01/2014 to 12/31/2014	$13.23001	$13.79232	3,539,578
01/01/2015 to 12/31/2015	$13.79232	$13.61064	3,235,664
01/01/2016 to 12/31/2016	$13.61064	$13.97257	2,982,374
01/01/2017 to 12/31/2017	$13.97257	$15.49136	2,729,678
01/01/2018 to 12/31/2018	$15.49136	$14.52922	2,318,014

A-6

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08445	$10.29766	11,740
01/01/2010 to 12/31/2010	$10.29766	$11.33263	37,851
01/01/2011 to 12/31/2011	$11.33263	$11.27814	53,725
01/01/2012 to 12/31/2012	$11.27814	$12.84306	94,030
01/01/2013 to 12/31/2013	$12.84306	$17.33075	71,870
01/01/2014 to 12/31/2014	$17.33075	$18.76206	103,846
01/01/2015 to 12/31/2015	$18.76206	$20.52125	157,677
01/01/2016 to 12/31/2016	$20.52125	$19.99116	169,380
01/01/2017 to 12/31/2017	$19.99116	$26.84592	151,959
01/01/2018 to 12/31/2018	$26.84592	$26.11149	130,442
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.49136	$8.32731	424,670
01/01/2010 to 12/31/2010	$8.32731	$9.85880	546,572
01/01/2011 to 12/31/2011	$9.85880	$9.65779	365,627
01/01/2012 to 12/31/2012	$9.65779	$10.71913	428,418
01/01/2013 to 12/31/2013	$10.71913	$14.47707	385,065
01/01/2014 to 12/31/2014	$14.47707	$15.82826	765,557
01/01/2015 to 12/31/2015	$15.82826	$17.22432	687,149
01/01/2016 to 12/31/2016	$17.22432	$17.97840	774,752
01/01/2017 to 12/31/2017	$17.97840	$23.63805	624,775
01/01/2018 to 12/31/2018	$23.63805	$22.73977	546,350
AST MFS Global Equity Portfolio
01/01/2009 to 12/31/2009	$7.86591	$10.22659	279,625
01/01/2010 to 12/31/2010	$10.22659	$11.32823	404,880
01/01/2011 to 12/31/2011	$11.32823	$10.84879	388,578
01/01/2012 to 12/31/2012	$10.84879	$13.20047	522,263
01/01/2013 to 12/31/2013	$13.20047	$16.65686	578,667
01/01/2014 to 12/31/2014	$16.65686	$17.06526	487,387
01/01/2015 to 12/31/2015	$17.06526	$16.62402	526,518
01/01/2016 to 12/31/2016	$16.62402	$17.60416	507,826
01/01/2017 to 12/31/2017	$17.60416	$21.55373	524,854
01/01/2018 to 12/31/2018	$21.55373	$19.27191	428,980
AST MFS Growth Portfolio
01/01/2009 to 12/31/2009	$7.46780	$9.17731	131,758
01/01/2010 to 12/31/2010	$9.17731	$10.23286	159,170
01/01/2011 to 12/31/2011	$10.23286	$10.05647	123,821
01/01/2012 to 12/31/2012	$10.05647	$11.64062	172,950
01/01/2013 to 12/31/2013	$11.64062	$15.73258	150,559
01/01/2014 to 12/31/2014	$15.73258	$16.90839	149,376
01/01/2015 to 12/31/2015	$16.90839	$17.92456	147,767
01/01/2016 to 12/31/2016	$17.92456	$18.05989	142,181
01/01/2017 to 12/31/2017	$18.05989	$23.33780	115,282
01/01/2018 to 12/31/2018	$23.33780	$23.56712	121,420
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99906	$10.21654	2,044
01/01/2013 to 12/31/2013	$10.21654	$13.58550	43,882
01/01/2014 to 12/31/2014	$13.58550	$14.80337	57,048
01/01/2015 to 12/31/2015	$14.80337	$14.52913	96,171
01/01/2016 to 12/31/2016	$14.52913	$16.29553	249,812
01/01/2017 to 12/31/2017	$16.29553	$18.90417	270,919
01/01/2018 to 12/31/2018	$18.90417	$16.79117	263,093

A-7

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$5.93706	$8.25521	267,646
01/01/2010 to 12/31/2010	$8.25521	$10.07406	415,226
01/01/2011 to 12/31/2011	$10.07406	$9.71228	239,455
01/01/2012 to 12/31/2012	$9.71228	$11.24632	304,772
01/01/2013 to 12/31/2013	$11.24632	$15.78904	399,779
01/01/2014 to 12/31/2014	$15.78904	$17.83399	387,793
01/01/2015 to 12/31/2015	$17.83399	$16.63736	329,855
01/01/2016 to 12/31/2016	$16.63736	$19.44707	344,570
01/01/2017 to 12/31/2017	$19.44707	$21.87753	361,923
01/01/2018 to 12/31/2018	$21.87753	$18.07118	296,072
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99906	$10.36012	432,343
01/01/2013 to 12/31/2013	$10.36012	$12.17967	460,392
01/01/2014 to 12/31/2014	$12.17967	$12.66004	499,830
01/01/2015 to 12/31/2015	$12.66004	$12.36071	441,456
01/01/2016 to 12/31/2016	$12.36071	$12.74858	453,788
01/01/2017 to 12/31/2017	$12.74858	$14.68262	422,675
01/01/2018 to 12/31/2018	$14.68262	$13.31368	386,315
AST Parametric Emerging Markets Equity Portfolio
01/01/2009 to 12/31/2009	$5.58718	$9.19764	330,897
01/01/2010 to 12/31/2010	$9.19764	$11.11807	610,655
01/01/2011 to 12/31/2011	$11.11807	$8.76360	464,059
01/01/2012 to 12/31/2012	$8.76360	$10.21725	597,932
01/01/2013 to 12/31/2013	$10.21725	$10.12363	679,837
01/01/2014 to 12/31/2014	$10.12363	$9.53983	620,841
01/01/2015 to 12/31/2015	$9.53983	$7.85386	554,194
01/01/2016 to 12/31/2016	$7.85386	$8.72449	518,090
01/01/2017 to 12/31/2017	$8.72449	$10.90077	571,299
01/01/2018 to 12/31/2018	$10.90077	$9.26249	530,428
AST Preservation Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.94287	$10.61276	9,696,868
01/01/2010 to 12/31/2010	$10.61276	$11.60130	12,344,169
01/01/2011 to 12/31/2011	$11.60130	$11.58376	11,567,482
01/01/2012 to 12/31/2012	$11.58376	$12.64008	11,648,099
01/01/2013 to 12/31/2013	$12.64008	$13.64749	10,395,118
01/01/2014 to 12/31/2014	$13.64749	$14.27151	9,452,453
01/01/2015 to 12/31/2015	$14.27151	$14.12963	8,582,406
01/01/2016 to 12/31/2016	$14.12963	$14.74108	7,895,142
01/01/2017 to 12/31/2017	$14.74108	$16.05020	7,275,199
01/01/2018 to 12/31/2018	$16.05020	$15.41605	6,332,152
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01898	$10.07970	97,356
01/01/2012 to 12/31/2012	$10.07970	$10.67350	200,562
01/01/2013 to 12/31/2013	$10.67350	$10.30815	158,931
01/01/2014 to 12/31/2014	$10.30815	$10.80858	208,897
01/01/2015 to 12/31/2015	$10.80858	$10.65698	254,535
01/01/2016 to 12/31/2016	$10.65698	$10.97952	286,372
01/01/2017 to 12/31/2017	$10.97952	$11.47055	324,912
01/01/2018 to 12/31/2018	$11.47055	$11.24718	261,066

A-8

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Prudential Growth Allocation Portfolio
01/01/2009 to 12/31/2009	$6.67723	$8.31590	6,517,647
01/01/2010 to 12/31/2010	$8.31590	$9.78505	9,030,092
01/01/2011 to 12/31/2011	$9.78505	$9.07279	6,205,968
01/01/2012 to 12/31/2012	$9.07279	$10.12855	8,106,411
01/01/2013 to 12/31/2013	$10.12855	$11.71830	8,727,699
01/01/2014 to 12/31/2014	$11.71830	$12.65063	8,617,010
01/01/2015 to 12/31/2015	$12.65063	$12.43010	13,992,438
01/01/2016 to 12/31/2016	$12.43010	$13.52950	13,012,006
01/01/2017 to 12/31/2017	$13.52950	$15.52913	20,046,002
01/01/2018 to 12/31/2018	$15.52913	$14.18555	17,165,477
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99906	$11.71829	0
01/01/2014 to 12/31/2014	$11.71829	$13.35085	0
01/01/2015 to 12/31/2015	$13.35085	$13.40270	7,737
01/01/2016 to 12/31/2016	$13.40270	$14.68904	9,850
01/01/2017 to 12/31/2017	$14.68904	$17.63189	6,702
01/01/2018 to 12/31/2018	$17.63189	$16.18382	5,714
AST QMA US Equity Alpha Portfolio
01/01/2009 to 12/31/2009	$6.58425	$7.92988	110,638
01/01/2010 to 12/31/2010	$7.92988	$9.01948	130,422
01/01/2011 to 12/31/2011	$9.01948	$9.22534	135,983
01/01/2012 to 12/31/2012	$9.22534	$10.83546	185,876
01/01/2013 to 12/31/2013	$10.83546	$14.18591	231,040
01/01/2014 to 12/31/2014	$14.18591	$16.43863	212,460
01/01/2015 to 12/31/2015	$16.43863	$16.75203	200,057
01/01/2016 to 12/31/2016	$16.75203	$19.02067	179,184
01/01/2017 to 12/31/2017	$19.02067	$22.98910	175,140
01/01/2018 to 12/31/2018	$22.98910	$20.85891	146,978
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99906	$8.93111	0
01/01/2012 to 12/31/2012	$8.93111	$9.99122	0
01/01/2013 to 12/31/2013	$9.99122	$12.09007	3,516
01/01/2014 to 12/31/2014	$12.09007	$12.72948	5,067
01/01/2015 to 12/31/2015	$12.72948	$12.60374	7,548
01/01/2016 to 12/31/2016	$12.60374	$13.24842	8,481
01/01/2017 to 12/31/2017	$13.24842	$15.48077	11,550
01/01/2018 to 12/31/2018	$15.48077	$14.30489	8,612
AST RCM World Trends Portfolio
01/01/2009 to 12/31/2009	$7.37228	$8.99315	4,285,663
01/01/2010 to 12/31/2010	$8.99315	$9.95049	6,389,882
01/01/2011 to 12/31/2011	$9.95049	$9.65877	5,615,954
01/01/2012 to 12/31/2012	$9.65877	$10.53074	5,963,767
01/01/2013 to 12/31/2013	$10.53074	$11.70595	5,639,834
01/01/2014 to 12/31/2014	$11.70595	$12.16758	5,255,816
01/01/2015 to 12/31/2015	$12.16758	$12.00934	5,065,457
01/01/2016 to 12/31/2016	$12.00934	$12.44469	4,457,668
01/01/2017 to 12/31/2017	$12.44469	$14.30072	4,303,590
01/01/2018 to 12/31/2018	$14.30072	$13.02000	3,612,952

A-9

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Growth Opportunities Portfolio
01/01/2009 to 12/31/2009	$6.06720	$7.95736	238,860
01/01/2010 to 12/31/2010	$7.95736	$10.42724	252,789
01/01/2011 to 12/31/2011	$10.42724	$8.95723	279,294
01/01/2012 to 12/31/2012	$8.95723	$10.63290	361,821
01/01/2013 to 12/31/2013	$10.63290	$14.80209	374,104
01/01/2014 to 12/31/2014	$14.80209	$15.35683	330,994
01/01/2015 to 12/31/2015	$15.35683	$15.38490	286,624
01/01/2016 to 12/31/2016	$15.38490	$16.38132	267,432
01/01/2017 to 12/31/2017	$16.38132	$20.68014	252,787
01/01/2018 to 12/31/2018	$20.68014	$18.22692	228,829
AST Small-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.77186	$8.96499	150,061
01/01/2010 to 12/31/2010	$8.96499	$12.09068	229,153
01/01/2011 to 12/31/2011	$12.09068	$11.83639	200,962
01/01/2012 to 12/31/2012	$11.83639	$13.12648	224,116
01/01/2013 to 12/31/2013	$13.12648	$17.54187	260,767
01/01/2014 to 12/31/2014	$17.54187	$18.00478	202,984
01/01/2015 to 12/31/2015	$18.00478	$17.93991	190,992
01/01/2016 to 12/31/2016	$17.93991	$19.87824	172,865
01/01/2017 to 12/31/2017	$19.87824	$24.35277	173,771
01/01/2018 to 12/31/2018	$24.35277	$22.05121	172,468
AST Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.80776	$8.54762	209,276
01/01/2010 to 12/31/2010	$8.54762	$10.64704	266,096
01/01/2011 to 12/31/2011	$10.64704	$9.89697	202,747
01/01/2012 to 12/31/2012	$9.89697	$11.56117	208,634
01/01/2013 to 12/31/2013	$11.56117	$15.70455	200,394
01/01/2014 to 12/31/2014	$15.70455	$16.34388	187,686
01/01/2015 to 12/31/2015	$16.34388	$15.46160	195,364
01/01/2016 to 12/31/2016	$15.46160	$19.75027	192,962
01/01/2017 to 12/31/2017	$19.75027	$20.96085	201,294
01/01/2018 to 12/31/2018	$20.96085	$17.18313	175,130
AST T. Rowe Price Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.20883	$10.07444	6,278,265
01/01/2010 to 12/31/2010	$10.07444	$11.10881	9,009,147
01/01/2011 to 12/31/2011	$11.10881	$11.20053	8,073,329
01/01/2012 to 12/31/2012	$11.20053	$12.56755	9,271,807
01/01/2013 to 12/31/2013	$12.56755	$14.51612	9,225,839
01/01/2014 to 12/31/2014	$14.51612	$15.19489	8,928,989
01/01/2015 to 12/31/2015	$15.19489	$15.02846	10,386,500
01/01/2016 to 12/31/2016	$15.02846	$15.97884	9,528,750
01/01/2017 to 12/31/2017	$15.97884	$18.23152	8,668,408
01/01/2018 to 12/31/2018	$18.23152	$17.06308	7,706,661
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.60360	$10.01288	522,847
01/01/2010 to 12/31/2010	$10.01288	$11.46414	716,374
01/01/2011 to 12/31/2011	$11.46414	$11.14181	556,340
01/01/2012 to 12/31/2012	$11.14181	$12.95171	789,389
01/01/2013 to 12/31/2013	$12.95171	$18.44178	783,726
01/01/2014 to 12/31/2014	$18.44178	$19.75356	809,646
01/01/2015 to 12/31/2015	$19.75356	$21.40054	833,670
01/01/2016 to 12/31/2016	$21.40054	$21.72856	742,223
01/01/2017 to 12/31/2017	$21.72856	$29.62073	625,611
01/01/2018 to 12/31/2018	$29.62073	$30.41439	533,673

A-10

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.85537	$8.01495	179,805
01/01/2010 to 12/31/2010	$8.01495	$8.90956	279,567
01/01/2011 to 12/31/2011	$8.90956	$8.76502	200,231
01/01/2012 to 12/31/2012	$8.76502	$9.82659	266,362
01/01/2013 to 12/31/2013	$9.82659	$13.07895	280,885
01/01/2014 to 12/31/2014	$13.07895	$13.13176	260,542
01/01/2015 to 12/31/2015	$13.13176	$12.19521	240,152
01/01/2016 to 12/31/2016	$12.19521	$12.79578	257,553
01/01/2017 to 12/31/2017	$12.79578	$14.74457	225,493
01/01/2018 to 12/31/2018	$14.74457	$13.16067	238,691
AST T. Rowe Price Natural Resources Portfolio
01/01/2009 to 12/31/2009	$6.77408	$10.00208	825,523
01/01/2010 to 12/31/2010	$10.00208	$11.91091	1,138,218
01/01/2011 to 12/31/2011	$11.91091	$10.01899	811,694
01/01/2012 to 12/31/2012	$10.01899	$10.26325	960,405
01/01/2013 to 12/31/2013	$10.26325	$11.70716	881,462
01/01/2014 to 12/31/2014	$11.70716	$10.60644	885,680
01/01/2015 to 12/31/2015	$10.60644	$8.46705	783,916
01/01/2016 to 12/31/2016	$8.46705	$10.43151	745,569
01/01/2017 to 12/31/2017	$10.43151	$11.37604	704,429
01/01/2018 to 12/31/2018	$11.37604	$9.37313	562,090
AST Templeton Global Bond Portfolio
01/01/2009 to 12/31/2009	$10.80461	$11.97584	186,490
01/01/2010 to 12/31/2010	$11.97584	$12.51967	285,420
01/01/2011 to 12/31/2011	$12.51967	$12.88781	276,356
01/01/2012 to 12/31/2012	$12.88781	$13.40697	312,941
01/01/2013 to 12/31/2013	$13.40697	$12.75701	311,594
01/01/2014 to 12/31/2014	$12.75701	$12.68214	303,198
01/01/2015 to 12/31/2015	$12.68214	$11.95898	288,333
01/01/2016 to 12/31/2016	$11.95898	$12.33854	304,380
01/01/2017 to 12/31/2017	$12.33854	$12.44759	303,854
01/01/2018 to 12/31/2018	$12.44759	$12.55128	207,659
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.48787	$8.90836	111,948
01/01/2010 to 12/31/2010	$8.90836	$10.88622	138,494
01/01/2011 to 12/31/2011	$10.88622	$10.39116	107,635
01/01/2012 to 12/31/2012	$10.39116	$12.16435	144,363
01/01/2013 to 12/31/2013	$12.16435	$15.92438	155,089
01/01/2014 to 12/31/2014	$15.92438	$18.10000	172,193
01/01/2015 to 12/31/2015	$18.10000	$16.71168	166,289
01/01/2016 to 12/31/2016	$16.71168	$18.83435	137,901
01/01/2017 to 12/31/2017	$18.83435	$22.07104	133,827
01/01/2018 to 12/31/2018	$22.07104	$18.21299	120,117
AST Wellington Management Hedged Equity Portfolio
01/01/2009 to 12/31/2009	$6.60127	$8.38178	667,230
01/01/2010 to 12/31/2010	$8.38178	$9.49930	877,633
01/01/2011 to 12/31/2011	$9.49930	$9.06689	958,624
01/01/2012 to 12/31/2012	$9.06689	$9.95047	1,124,295
01/01/2013 to 12/31/2013	$9.95047	$11.85423	1,605,353
01/01/2014 to 12/31/2014	$11.85423	$12.36459	1,535,884
01/01/2015 to 12/31/2015	$12.36459	$12.14674	1,387,085
01/01/2016 to 12/31/2016	$12.14674	$12.79244	1,384,516
01/01/2017 to 12/31/2017	$12.79244	$14.36652	1,297,013
01/01/2018 to 12/31/2018	$14.36652	$13.49256	1,123,856

A-11

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Western Asset Core Plus Bond Portfolio
01/01/2009 to 12/31/2009	$9.35796	$10.32747	843,021
01/01/2010 to 12/31/2010	$10.32747	$11.00618	1,267,056
01/01/2011 to 12/31/2011	$11.00618	$11.53676	1,229,759
01/01/2012 to 12/31/2012	$11.53676	$12.30126	1,451,908
01/01/2013 to 12/31/2013	$12.30126	$11.97983	1,364,568
01/01/2014 to 12/31/2014	$11.97983	$12.69607	1,518,991
01/01/2015 to 12/31/2015	$12.69607	$12.70694	1,472,874
01/01/2016 to 12/31/2016	$12.70694	$13.20970	1,566,704
01/01/2017 to 12/31/2017	$13.20970	$13.88365	1,705,151
01/01/2018 to 12/31/2018	$13.88365	$13.41422	2,008,301
AST Western Asset Emerging Markets Debt Portfolio
08/20/2012* to 12/31/2012	$9.99906	$10.40569	0
01/01/2013 to 12/31/2013	$10.40569	$9.45060	699
01/01/2014 to 12/31/2014	$9.45060	$9.46962	698
01/01/2015 to 12/31/2015	$9.46962	$9.07336	698
01/01/2016 to 12/31/2016	$9.07336	$9.92183	697
01/01/2017 to 12/31/2017	$9.92183	$10.72167	97
01/01/2018 to 12/31/2018	$10.72167	$9.89245	97
*Denotes the start date of these sub-accounts

A-12

PREMIER B SERIES
Pruco Life Insurance Company
Prospectus
ACCUMULATION UNIT VALUES: With HD GRO 60 bps and Combo 5%/HAV 80 bps (2.55%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.02456	$12.18141	6,219
01/01/2010 to 12/31/2010	$12.18141	$13.29975	5,692
01/01/2011 to 12/31/2011	$13.29975	$12.62465	2,804
01/01/2012 to 12/31/2012	$12.62465	$13.85724	2,812
01/01/2013 to 12/31/2013	$13.85724	$14.86035	344
01/01/2014 to 12/31/2014	$14.86035	$15.04410	1,075
01/01/2015 to 12/31/2015	$15.04410	$14.19767	706
01/01/2016 to 12/31/2016	$14.19767	$14.72257	359
01/01/2017 to 12/31/2017	$14.72257	$16.16435	383
01/01/2018 to 12/31/2018	$16.16435	$14.47796	73
AST Advanced Strategies Portfolio
05/01/2009 to 12/31/2009	$10.03690	$12.37780	3,222
01/01/2010 to 12/31/2010	$12.37780	$13.72449	8,157
01/01/2011 to 12/31/2011	$13.72449	$13.39876	4,346
01/01/2012 to 12/31/2012	$13.39876	$14.84823	4,112
01/01/2013 to 12/31/2013	$14.84823	$16.87635	1,161
01/01/2014 to 12/31/2014	$16.87635	$17.46186	3,603
01/01/2015 to 12/31/2015	$17.46186	$17.16435	2,209
01/01/2016 to 12/31/2016	$17.16435	$17.92799	1,016
01/01/2017 to 12/31/2017	$17.92799	$20.44269	1,802
01/01/2018 to 12/31/2018	$20.44269	$18.75832	874
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99793	$11.56973	0
01/01/2014 to 12/31/2014	$11.56973	$12.76787	0
01/01/2015 to 12/31/2015	$12.76787	$12.66536	0
01/01/2016 to 12/31/2016	$12.66536	$13.67307	0
01/01/2017 to 12/31/2017	$13.67307	$16.28555	0
01/01/2018 to 12/31/2018	$16.28555	$14.58670	0
AST Balanced Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.02338	$12.00675	4,471
01/01/2010 to 12/31/2010	$12.00675	$13.15015	17,753
01/01/2011 to 12/31/2011	$13.15015	$12.66779	7,538
01/01/2012 to 12/31/2012	$12.66779	$13.89326	8,349
01/01/2013 to 12/31/2013	$13.89326	$15.93876	2,717
01/01/2014 to 12/31/2014	$15.93876	$16.55606	7,174
01/01/2015 to 12/31/2015	$16.55606	$16.22119	4,280
01/01/2016 to 12/31/2016	$16.22119	$16.81501	2,123
01/01/2017 to 12/31/2017	$16.81501	$18.84232	1,072
01/01/2018 to 12/31/2018	$18.84232	$17.46455	393
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99793	$9.11444	0
01/01/2012 to 12/31/2012	$9.11444	$9.94462	0
01/01/2013 to 12/31/2013	$9.94462	$10.74981	0
01/01/2014 to 12/31/2014	$10.74981	$10.99564	0
01/01/2015 to 12/31/2015	$10.99564	$10.40043	0
01/01/2016 to 12/31/2016	$10.40043	$10.84833	0
01/01/2017 to 12/31/2017	$10.84833	$11.91349	0
01/01/2018 to 12/31/2018	$11.91349	$11.00244	0

A-13

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Low Duration Bond Portfolio
05/01/2009 to 12/31/2009	$9.99043	$10.45317	0
01/01/2010 to 12/31/2010	$10.45317	$10.59058	0
01/01/2011 to 12/31/2011	$10.59058	$10.55994	0
01/01/2012 to 12/31/2012	$10.55994	$10.78039	0
01/01/2013 to 12/31/2013	$10.78039	$10.28382	0
01/01/2014 to 12/31/2014	$10.28382	$10.01822	0
01/01/2015 to 12/31/2015	$10.01822	$9.81634	0
01/01/2016 to 12/31/2016	$9.81634	$9.72940	0
01/01/2017 to 12/31/2017	$9.72940	$9.64991	0
01/01/2018 to 12/31/2018	$9.64991	$9.47871	0
AST BlackRock/Loomis Sayles Bond Portfolio
05/01/2009 to 12/31/2009	$9.98230	$11.01889	1,185
01/01/2010 to 12/31/2010	$11.01889	$11.57418	3,102
01/01/2011 to 12/31/2011	$11.57418	$11.64560	1,313
01/01/2012 to 12/31/2012	$11.64560	$12.41404	906
01/01/2013 to 12/31/2013	$12.41404	$11.88287	168
01/01/2014 to 12/31/2014	$11.88287	$12.07770	601
01/01/2015 to 12/31/2015	$12.07770	$11.52908	362
01/01/2016 to 12/31/2016	$11.52908	$11.71835	156
01/01/2017 to 12/31/2017	$11.71835	$11.92611	350
01/01/2018 to 12/31/2018	$11.92611	$11.55121	50
AST Bond Portfolio 2018
05/01/2009 to 12/31/2009	$9.92252	$9.64728	0
01/01/2010 to 12/31/2010	$9.64728	$10.45969	0
01/01/2011 to 12/31/2011	$10.45969	$11.58521	0
01/01/2012 to 12/31/2012	$11.58521	$11.94239	0
01/01/2013 to 12/31/2013	$11.94239	$11.27943	0
01/01/2014 to 12/31/2014	$11.27943	$11.29180	0
01/01/2015 to 12/31/2015	$11.29180	$11.10018	0
01/01/2016 to 12/31/2016	$11.10018	$10.99895	0
01/01/2017 to 12/31/2017	$10.99895	$10.80244	0
01/01/2018 to 12/31/2018	$10.80244	$10.61203	0
AST Bond Portfolio 2019
05/01/2009 to 12/31/2009	$9.90529	$9.54833	0
01/01/2010 to 12/31/2010	$9.54833	$10.36871	0
01/01/2011 to 12/31/2011	$10.36871	$11.72642	0
01/01/2012 to 12/31/2012	$11.72642	$12.10435	0
01/01/2013 to 12/31/2013	$12.10435	$11.23298	0
01/01/2014 to 12/31/2014	$11.23298	$11.42068	0
01/01/2015 to 12/31/2015	$11.42068	$11.25592	0
01/01/2016 to 12/31/2016	$11.25592	$11.13546	0
01/01/2017 to 12/31/2017	$11.13546	$10.94165	175
01/01/2018 to 12/31/2018	$10.94165	$10.72854	313
AST Bond Portfolio 2020
05/01/2009 to 12/31/2009	$9.88401	$9.22420	0
01/01/2010 to 12/31/2010	$9.22420	$10.06022	7,654
01/01/2011 to 12/31/2011	$10.06022	$11.64277	63
01/01/2012 to 12/31/2012	$11.64277	$12.07011	51
01/01/2013 to 12/31/2013	$12.07011	$11.00302	0
01/01/2014 to 12/31/2014	$11.00302	$11.39033	0
01/01/2015 to 12/31/2015	$11.39033	$11.27673	0
01/01/2016 to 12/31/2016	$11.27673	$11.21209	0
01/01/2017 to 12/31/2017	$11.21209	$11.03080	0
01/01/2018 to 12/31/2018	$11.03080	$10.78665	0

A-14

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$9.99724	$10.93130	13,584
01/01/2011 to 12/31/2011	$10.93130	$12.82398	70,448
01/01/2012 to 12/31/2012	$12.82398	$13.35416	23,687
01/01/2013 to 12/31/2013	$13.35416	$12.11040	1,873
01/01/2014 to 12/31/2014	$12.11040	$12.71631	1,870
01/01/2015 to 12/31/2015	$12.71631	$12.62115	1,867
01/01/2016 to 12/31/2016	$12.62115	$12.55829	1,865
01/01/2017 to 12/31/2017	$12.55829	$12.44032	832
01/01/2018 to 12/31/2018	$12.44032	$12.13754	0
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99793	$11.93684	42,937
01/01/2012 to 12/31/2012	$11.93684	$12.32003	38,125
01/01/2013 to 12/31/2013	$12.32003	$10.84276	10,734
01/01/2014 to 12/31/2014	$10.84276	$11.66946	5,645
01/01/2015 to 12/31/2015	$11.66946	$11.61777	5,741
01/01/2016 to 12/31/2016	$11.61777	$11.53648	5,614
01/01/2017 to 12/31/2017	$11.53648	$11.42681	82
01/01/2018 to 12/31/2018	$11.42681	$11.12474	81
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99725	$10.32609	56,970
01/01/2013 to 12/31/2013	$10.32609	$9.04222	159,191
01/01/2014 to 12/31/2014	$9.04222	$9.93002	81,302
01/01/2015 to 12/31/2015	$9.93002	$9.94524	2,649
01/01/2016 to 12/31/2016	$9.94524	$9.88379	1,545
01/01/2017 to 12/31/2017	$9.88379	$9.80209	1,234
01/01/2018 to 12/31/2018	$9.80209	$9.53197	1,222
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99862	$8.68828	56,903
01/01/2014 to 12/31/2014	$8.68828	$9.70849	29,373
01/01/2015 to 12/31/2015	$9.70849	$9.73597	0
01/01/2016 to 12/31/2016	$9.73597	$9.67538	0
01/01/2017 to 12/31/2017	$9.67538	$9.59417	0
01/01/2018 to 12/31/2018	$9.59417	$9.29414	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99862	$11.22397	6,318
01/01/2015 to 12/31/2015	$11.22397	$11.16358	114,781
01/01/2016 to 12/31/2016	$11.16358	$11.15565	0
01/01/2017 to 12/31/2017	$11.15565	$11.07801	0
01/01/2018 to 12/31/2018	$11.07801	$10.72176	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99862	$9.86838	15,431
01/01/2016 to 12/31/2016	$9.86838	$9.82337	41,954
01/01/2017 to 12/31/2017	$9.82337	$9.81165	28,579
01/01/2018 to 12/31/2018	$9.81165	$9.46686	34,690
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	$9.99725	$9.81054	124,075
01/01/2017 to 12/31/2017	$9.81054	$9.82411	88,716
01/01/2018 to 12/31/2018	$9.82411	$9.45795	110,939
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	$9.99724	$9.96666	0
01/01/2018 to 12/31/2018	$9.96666	$9.51776	0
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	$9.99724	$9.59394	0

A-15

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Capital Growth Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.03868	$12.27482	14,164
01/01/2010 to 12/31/2010	$12.27482	$13.57069	17,011
01/01/2011 to 12/31/2011	$13.57069	$12.91269	9,405
01/01/2012 to 12/31/2012	$12.91269	$14.31898	13,185
01/01/2013 to 12/31/2013	$14.31898	$17.12982	3,943
01/01/2014 to 12/31/2014	$17.12982	$17.87230	10,500
01/01/2015 to 12/31/2015	$17.87230	$17.52077	6,823
01/01/2016 to 12/31/2016	$17.52077	$18.25414	3,572
01/01/2017 to 12/31/2017	$18.25414	$20.98620	6,724
01/01/2018 to 12/31/2018	$20.98620	$19.18915	3,581
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99793	$11.57811	0
01/01/2014 to 12/31/2014	$11.57811	$12.82677	0
01/01/2015 to 12/31/2015	$12.82677	$12.06107	0
01/01/2016 to 12/31/2016	$12.06107	$13.51365	0
01/01/2017 to 12/31/2017	$13.51365	$15.60395	0
01/01/2018 to 12/31/2018	$15.60395	$14.48874	0
AST Cohen & Steers Realty Portfolio
05/01/2009 to 12/31/2009	$9.61469	$14.46991	2,393
01/01/2010 to 12/31/2010	$14.46991	$18.15890	2,845
01/01/2011 to 12/31/2011	$18.15890	$18.87506	1,236
01/01/2012 to 12/31/2012	$18.87506	$21.22973	264
01/01/2013 to 12/31/2013	$21.22973	$21.35038	19
01/01/2014 to 12/31/2014	$21.35038	$27.25593	69
01/01/2015 to 12/31/2015	$27.25593	$27.86561	40
01/01/2016 to 12/31/2016	$27.86561	$28.48304	12
01/01/2017 to 12/31/2017	$28.48304	$29.51142	27
01/01/2018 to 12/31/2018	$29.51142	$27.40524	10
AST Fidelity Institutional AM® Quantitative Portfolio
formerly,AST FI Pyramis® Quantitative Portfolio
05/01/2009 to 12/31/2009	$10.01305	$12.26160	2,812
01/01/2010 to 12/31/2010	$12.26160	$13.67415	5,912
01/01/2011 to 12/31/2011	$13.67415	$13.13404	3,113
01/01/2012 to 12/31/2012	$13.13404	$14.16890	3,189
01/01/2013 to 12/31/2013	$14.16890	$15.85609	862
01/01/2014 to 12/31/2014	$15.85609	$15.94903	2,307
01/01/2015 to 12/31/2015	$15.94903	$15.70648	903
01/01/2016 to 12/31/2016	$15.70648	$15.96827	404
01/01/2017 to 12/31/2017	$15.96827	$18.13734	764
01/01/2018 to 12/31/2018	$18.13734	$16.31414	334
AST Global Real Estate Portfolio
05/01/2009 to 12/31/2009	$9.85931	$13.89546	188
01/01/2010 to 12/31/2010	$13.89546	$16.28721	0
01/01/2011 to 12/31/2011	$16.28721	$15.08249	0
01/01/2012 to 12/31/2012	$15.08249	$18.64899	0
01/01/2013 to 12/31/2013	$18.64899	$18.97582	0
01/01/2014 to 12/31/2014	$18.97582	$21.08041	0
01/01/2015 to 12/31/2015	$21.08041	$20.53775	0
01/01/2016 to 12/31/2016	$20.53775	$20.20756	0
01/01/2017 to 12/31/2017	$20.20756	$21.85164	0
01/01/2018 to 12/31/2018	$21.85164	$20.30183	0

A-16

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$10.12452	$12.16953	0
01/01/2010 to 12/31/2010	$12.16953	$13.39621	0
01/01/2011 to 12/31/2011	$13.39621	$12.34249	0
01/01/2012 to 12/31/2012	$12.34249	$14.40204	0
01/01/2013 to 12/31/2013	$14.40204	$18.75475	0
01/01/2014 to 12/31/2014	$18.75475	$20.69000	0
01/01/2015 to 12/31/2015	$20.69000	$19.24302	80
01/01/2016 to 12/31/2016	$19.24302	$20.93139	67
01/01/2017 to 12/31/2017	$20.93139	$22.40188	172
01/01/2018 to 12/31/2018	$22.40188	$19.97910	84
AST Goldman Sachs Mid-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$10.05955	$13.44619	1,514
01/01/2010 to 12/31/2010	$13.44619	$15.71146	1,040
01/01/2011 to 12/31/2011	$15.71146	$14.86507	167
01/01/2012 to 12/31/2012	$14.86507	$17.33790	196
01/01/2013 to 12/31/2013	$17.33790	$22.34947	28
01/01/2014 to 12/31/2014	$22.34947	$24.30597	79
01/01/2015 to 12/31/2015	$24.30597	$22.35387	50
01/01/2016 to 12/31/2016	$22.35387	$22.15776	0
01/01/2017 to 12/31/2017	$22.15776	$27.46230	24
01/01/2018 to 12/31/2018	$27.46230	$25.61106	0
AST Goldman Sachs Multi-Asset Portfolio
05/01/2009 to 12/31/2009	$10.02456	$11.82541	1,096
01/01/2010 to 12/31/2010	$11.82541	$12.86882	4,731
01/01/2011 to 12/31/2011	$12.86882	$12.48569	2,117
01/01/2012 to 12/31/2012	$12.48569	$13.40809	2,491
01/01/2013 to 12/31/2013	$13.40809	$14.35876	499
01/01/2014 to 12/31/2014	$14.35876	$14.56753	2,171
01/01/2015 to 12/31/2015	$14.56753	$14.07598	1,141
01/01/2016 to 12/31/2016	$14.07598	$14.44830	514
01/01/2017 to 12/31/2017	$14.44830	$15.82067	817
01/01/2018 to 12/31/2018	$15.82067	$14.33633	328
AST Goldman Sachs Small-Cap Value Portfolio
05/01/2009 to 12/31/2009	$9.95309	$12.72261	431
01/01/2010 to 12/31/2010	$12.72261	$15.72724	274
01/01/2011 to 12/31/2011	$15.72724	$15.53641	82
01/01/2012 to 12/31/2012	$15.53641	$17.52650	115
01/01/2013 to 12/31/2013	$17.52650	$23.72432	31
01/01/2014 to 12/31/2014	$23.72432	$24.79963	99
01/01/2015 to 12/31/2015	$24.79963	$22.85418	46
01/01/2016 to 12/31/2016	$22.85418	$27.70576	27
01/01/2017 to 12/31/2017	$27.70576	$30.31168	52
01/01/2018 to 12/31/2018	$30.31168	$25.39694	20
AST Government Money Market Portfolio
05/01/2009 to 12/31/2009	$9.99953	$9.83880	0
01/01/2010 to 12/31/2010	$9.83880	$9.59652	1
01/01/2011 to 12/31/2011	$9.59652	$9.36043	2,369
01/01/2012 to 12/31/2012	$9.36043	$9.12800	2,673
01/01/2013 to 12/31/2013	$9.12800	$8.90088	0
01/01/2014 to 12/31/2014	$8.90088	$8.67962	0
01/01/2015 to 12/31/2015	$8.67962	$8.46365	0
01/01/2016 to 12/31/2016	$8.46365	$8.25372	0
01/01/2017 to 12/31/2017	$8.25372	$8.07626	0
01/01/2018 to 12/31/2018	$8.07626	$7.97667	0

A-17

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST High Yield Portfolio
05/01/2009 to 12/31/2009	$10.01698	$12.48045	0
01/01/2010 to 12/31/2010	$12.48045	$13.81311	0
01/01/2011 to 12/31/2011	$13.81311	$13.89768	0
01/01/2012 to 12/31/2012	$13.89768	$15.43168	0
01/01/2013 to 12/31/2013	$15.43168	$16.12844	0
01/01/2014 to 12/31/2014	$16.12844	$16.12961	0
01/01/2015 to 12/31/2015	$16.12961	$15.16793	0
01/01/2016 to 12/31/2016	$15.16793	$17.06898	0
01/01/2017 to 12/31/2017	$17.06898	$17.88932	0
01/01/2018 to 12/31/2018	$17.88932	$17.09565	0
AST Hotchkis & Wiley Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$10.06253	$12.69666	625
01/01/2010 to 12/31/2010	$12.69666	$14.01036	543
01/01/2011 to 12/31/2011	$14.01036	$13.09087	275
01/01/2012 to 12/31/2012	$13.09087	$14.92040	309
01/01/2013 to 12/31/2013	$14.92040	$20.34909	114
01/01/2014 to 12/31/2014	$20.34909	$22.57081	204
01/01/2015 to 12/31/2015	$22.57081	$20.28471	129
01/01/2016 to 12/31/2016	$20.28471	$23.71529	80
01/01/2017 to 12/31/2017	$23.71529	$27.56595	8
01/01/2018 to 12/31/2018	$27.56595	$23.07283	0
AST International Growth Portfolio
05/01/2009 to 12/31/2009	$10.14310	$13.23326	0
01/01/2010 to 12/31/2010	$13.23326	$14.77515	589
01/01/2011 to 12/31/2011	$14.77515	$12.54599	244
01/01/2012 to 12/31/2012	$12.54599	$14.72517	0
01/01/2013 to 12/31/2013	$14.72517	$17.09543	0
01/01/2014 to 12/31/2014	$17.09543	$15.74917	0
01/01/2015 to 12/31/2015	$15.74917	$15.84097	0
01/01/2016 to 12/31/2016	$15.84097	$14.86434	0
01/01/2017 to 12/31/2017	$14.86434	$19.63121	0
01/01/2018 to 12/31/2018	$19.63121	$16.58861	0
AST International Value Portfolio
05/01/2009 to 12/31/2009	$10.11760	$13.06521	0
01/01/2010 to 12/31/2010	$13.06521	$14.15249	0
01/01/2011 to 12/31/2011	$14.15249	$12.06890	0
01/01/2012 to 12/31/2012	$12.06890	$13.73087	0
01/01/2013 to 12/31/2013	$13.73087	$15.99596	0
01/01/2014 to 12/31/2014	$15.99596	$14.55239	0
01/01/2015 to 12/31/2015	$14.55239	$14.30641	0
01/01/2016 to 12/31/2016	$14.30641	$14.03240	0
01/01/2017 to 12/31/2017	$14.03240	$16.80622	0
01/01/2018 to 12/31/2018	$16.80622	$13.74180	0
AST J.P. Morgan Global Thematic Portfolio
05/01/2009 to 12/31/2009	$10.04092	$12.21288	2,366
01/01/2010 to 12/31/2010	$12.21288	$13.55487	2,579
01/01/2011 to 12/31/2011	$13.55487	$13.14297	300
01/01/2012 to 12/31/2012	$13.14297	$14.55640	355
01/01/2013 to 12/31/2013	$14.55640	$16.50558	101
01/01/2014 to 12/31/2014	$16.50558	$17.11948	294
01/01/2015 to 12/31/2015	$17.11948	$16.51882	212
01/01/2016 to 12/31/2016	$16.51882	$16.94939	83
01/01/2017 to 12/31/2017	$16.94939	$19.33163	161
01/01/2018 to 12/31/2018	$19.33163	$17.45881	50

A-18

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan International Equity Portfolio
05/01/2009 to 12/31/2009	$10.12726	$13.55000	0
01/01/2010 to 12/31/2010	$13.55000	$14.16063	12
01/01/2011 to 12/31/2011	$14.16063	$12.54526	14
01/01/2012 to 12/31/2012	$12.54526	$14.91297	1,293
01/01/2013 to 12/31/2013	$14.91297	$16.77607	335
01/01/2014 to 12/31/2014	$16.77607	$15.31747	1,209
01/01/2015 to 12/31/2015	$15.31747	$14.51897	849
01/01/2016 to 12/31/2016	$14.51897	$14.43238	365
01/01/2017 to 12/31/2017	$14.43238	$18.24508	793
01/01/2018 to 12/31/2018	$18.24508	$14.68102	441
AST J.P. Morgan Strategic Opportunities Portfolio
05/01/2009 to 12/31/2009	$10.07967	$11.63355	2,680
01/01/2010 to 12/31/2010	$11.63355	$12.17460	1,513
01/01/2011 to 12/31/2011	$12.17460	$11.90005	578
01/01/2012 to 12/31/2012	$11.90005	$12.84759	6,461
01/01/2013 to 12/31/2013	$12.84759	$13.91027	1,404
01/01/2014 to 12/31/2014	$13.91027	$14.30344	59
01/01/2015 to 12/31/2015	$14.30344	$13.92230	39
01/01/2016 to 12/31/2016	$13.92230	$14.09802	0
01/01/2017 to 12/31/2017	$14.09802	$15.41767	21
01/01/2018 to 12/31/2018	$15.41767	$14.26156	0
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08332	$10.27907	0
01/01/2010 to 12/31/2010	$10.27907	$11.15788	0
01/01/2011 to 12/31/2011	$11.15788	$10.95291	0
01/01/2012 to 12/31/2012	$10.95291	$12.30209	0
01/01/2013 to 12/31/2013	$12.30209	$16.37416	0
01/01/2014 to 12/31/2014	$16.37416	$17.48455	0
01/01/2015 to 12/31/2015	$17.48455	$18.86289	0
01/01/2016 to 12/31/2016	$18.86289	$18.12554	0
01/01/2017 to 12/31/2017	$18.12554	$24.00952	0
01/01/2018 to 12/31/2018	$24.00952	$23.03188	0
AST Loomis Sayles Large-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$10.00717	$12.67874	344
01/01/2010 to 12/31/2010	$12.67874	$14.80563	902
01/01/2011 to 12/31/2011	$14.80563	$14.30605	395
01/01/2012 to 12/31/2012	$14.30605	$15.66085	214
01/01/2013 to 12/31/2013	$15.66085	$20.86262	66
01/01/2014 to 12/31/2014	$20.86262	$22.49822	167
01/01/2015 to 12/31/2015	$22.49822	$24.14837	135
01/01/2016 to 12/31/2016	$24.14837	$24.86244	50
01/01/2017 to 12/31/2017	$24.86244	$32.24471	86
01/01/2018 to 12/31/2018	$32.24471	$30.59330	0
AST MFS Global Equity Portfolio
05/01/2009 to 12/31/2009	$10.07230	$13.32730	35
01/01/2010 to 12/31/2010	$13.32730	$14.56167	131
01/01/2011 to 12/31/2011	$14.56167	$13.75525	40
01/01/2012 to 12/31/2012	$13.75525	$16.50818	64
01/01/2013 to 12/31/2013	$16.50818	$20.54634	20
01/01/2014 to 12/31/2014	$20.54634	$20.76269	52
01/01/2015 to 12/31/2015	$20.76269	$19.94966	33
01/01/2016 to 12/31/2016	$19.94966	$20.83836	0
01/01/2017 to 12/31/2017	$20.83836	$25.16639	12
01/01/2018 to 12/31/2018	$25.16639	$22.19294	0

A-19

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Portfolio
05/01/2009 to 12/31/2009	$10.02809	$12.11704	89
01/01/2010 to 12/31/2010	$12.11704	$13.32654	57
01/01/2011 to 12/31/2011	$13.32654	$12.91833	41
01/01/2012 to 12/31/2012	$12.91833	$14.74859	36
01/01/2013 to 12/31/2013	$14.74859	$19.66114	0
01/01/2014 to 12/31/2014	$19.66114	$20.84216	0
01/01/2015 to 12/31/2015	$20.84216	$21.79316	0
01/01/2016 to 12/31/2016	$21.79316	$21.65864	0
01/01/2017 to 12/31/2017	$21.65864	$27.60771	0
01/01/2018 to 12/31/2018	$27.60771	$27.49599	0
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99794	$10.16448	0
01/01/2013 to 12/31/2013	$10.16448	$13.33192	0
01/01/2014 to 12/31/2014	$13.33192	$14.32875	0
01/01/2015 to 12/31/2015	$14.32875	$13.87136	0
01/01/2016 to 12/31/2016	$13.87136	$15.34609	0
01/01/2017 to 12/31/2017	$15.34609	$17.56051	0
01/01/2018 to 12/31/2018	$17.56051	$15.38342	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
05/01/2009 to 12/31/2009	$10.13089	$13.67777	0
01/01/2010 to 12/31/2010	$13.67777	$16.46359	0
01/01/2011 to 12/31/2011	$16.46359	$15.65593	0
01/01/2012 to 12/31/2012	$15.65593	$17.88066	0
01/01/2013 to 12/31/2013	$17.88066	$24.76088	0
01/01/2014 to 12/31/2014	$24.76088	$27.58605	0
01/01/2015 to 12/31/2015	$27.58605	$25.38361	0
01/01/2016 to 12/31/2016	$25.38361	$29.26646	0
01/01/2017 to 12/31/2017	$29.26646	$32.47611	0
01/01/2018 to 12/31/2018	$32.47611	$26.45716	0
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99794	$10.26415	0
01/01/2013 to 12/31/2013	$10.26415	$11.90209	0
01/01/2014 to 12/31/2014	$11.90209	$12.20247	0
01/01/2015 to 12/31/2015	$12.20247	$11.75124	0
01/01/2016 to 12/31/2016	$11.75124	$11.95503	0
01/01/2017 to 12/31/2017	$11.95503	$13.58128	0
01/01/2018 to 12/31/2018	$13.58128	$12.14588	0
AST Parametric Emerging Markets Equity Portfolio
05/01/2009 to 12/31/2009	$10.05426	$14.75366	0
01/01/2010 to 12/31/2010	$14.75366	$17.59101	662
01/01/2011 to 12/31/2011	$17.59101	$13.67653	285
01/01/2012 to 12/31/2012	$13.67653	$15.72695	97
01/01/2013 to 12/31/2013	$15.72695	$15.37006	34
01/01/2014 to 12/31/2014	$15.37006	$14.28582	112
01/01/2015 to 12/31/2015	$14.28582	$11.60014	65
01/01/2016 to 12/31/2016	$11.60014	$12.71071	41
01/01/2017 to 12/31/2017	$12.71071	$15.66523	75
01/01/2018 to 12/31/2018	$15.66523	$13.12796	32

A-20

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Preservation Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.02086	$11.57373	5,424
01/01/2010 to 12/31/2010	$11.57373	$12.47913	8,749
01/01/2011 to 12/31/2011	$12.47913	$12.29047	4,021
01/01/2012 to 12/31/2012	$12.29047	$13.22763	5,528
01/01/2013 to 12/31/2013	$13.22763	$14.08691	1,522
01/01/2014 to 12/31/2014	$14.08691	$14.52997	3,004
01/01/2015 to 12/31/2015	$14.52997	$14.18898	2,286
01/01/2016 to 12/31/2016	$14.18898	$14.60142	910
01/01/2017 to 12/31/2017	$14.60142	$15.68170	1,427
01/01/2018 to 12/31/2018	$15.68170	$14.85534	88
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01785	$10.05579	0
01/01/2012 to 12/31/2012	$10.05579	$10.50254	0
01/01/2013 to 12/31/2013	$10.50254	$10.00449	0
01/01/2014 to 12/31/2014	$10.00449	$10.34703	0
01/01/2015 to 12/31/2015	$10.34703	$10.06269	0
01/01/2016 to 12/31/2016	$10.06269	$10.22608	0
01/01/2017 to 12/31/2017	$10.22608	$10.53790	0
01/01/2018 to 12/31/2018	$10.53790	$10.19082	0
AST Prudential Growth Allocation Portfolio
05/01/2009 to 12/31/2009	$9.98504	$12.12161	11,707
01/01/2010 to 12/31/2010	$12.12161	$14.06854	13,710
01/01/2011 to 12/31/2011	$14.06854	$12.86659	4,944
01/01/2012 to 12/31/2012	$12.86659	$14.16710	6,205
01/01/2013 to 12/31/2013	$14.16710	$16.16694	2,279
01/01/2014 to 12/31/2014	$16.16694	$17.21492	4,789
01/01/2015 to 12/31/2015	$17.21492	$16.68402	4,455
01/01/2016 to 12/31/2016	$16.68402	$17.91246	2,364
01/01/2017 to 12/31/2017	$17.91246	$20.28003	4,709
01/01/2018 to 12/31/2018	$20.28003	$18.27101	1,841
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99793	$11.60902	0
01/01/2014 to 12/31/2014	$11.60902	$13.04572	0
01/01/2015 to 12/31/2015	$13.04572	$12.91758	0
01/01/2016 to 12/31/2016	$12.91758	$13.96462	0
01/01/2017 to 12/31/2017	$13.96462	$16.53446	0
01/01/2018 to 12/31/2018	$16.53446	$14.96810	0
AST QMA US Equity Alpha Portfolio
05/01/2009 to 12/31/2009	$10.07703	$12.76997	0
01/01/2010 to 12/31/2010	$12.76997	$14.32660	1,788
01/01/2011 to 12/31/2011	$14.32660	$14.45398	1,043
01/01/2012 to 12/31/2012	$14.45398	$16.74435	791
01/01/2013 to 12/31/2013	$16.74435	$21.62294	0
01/01/2014 to 12/31/2014	$21.62294	$24.71475	0
01/01/2015 to 12/31/2015	$24.71475	$24.84223	0
01/01/2016 to 12/31/2016	$24.84223	$27.82259	0
01/01/2017 to 12/31/2017	$27.82259	$33.17011	0
01/01/2018 to 12/31/2018	$33.17011	$29.68321	0

A-21

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99793	$8.84900	0
01/01/2012 to 12/31/2012	$8.84900	$9.76391	0
01/01/2013 to 12/31/2013	$9.76391	$11.65363	0
01/01/2014 to 12/31/2014	$11.65363	$12.10252	0
01/01/2015 to 12/31/2015	$12.10252	$11.81924	0
01/01/2016 to 12/31/2016	$11.81924	$12.25467	0
01/01/2017 to 12/31/2017	$12.25467	$14.12453	0
01/01/2018 to 12/31/2018	$14.12453	$12.87232	0
AST RCM World Trends Portfolio
05/01/2009 to 12/31/2009	$10.03974	$11.90339	15,872
01/01/2010 to 12/31/2010	$11.90339	$12.99092	25,474
01/01/2011 to 12/31/2011	$12.99092	$12.43824	11,478
01/01/2012 to 12/31/2012	$12.43824	$13.37548	12,678
01/01/2013 to 12/31/2013	$13.37548	$14.66532	3,599
01/01/2014 to 12/31/2014	$14.66532	$15.03549	10,732
01/01/2015 to 12/31/2015	$15.03549	$14.63724	7,905
01/01/2016 to 12/31/2016	$14.63724	$14.96135	1,374
01/01/2017 to 12/31/2017	$14.96135	$16.95870	2,843
01/01/2018 to 12/31/2018	$16.95870	$15.22790	1,349
AST Small-Cap Growth Opportunities Portfolio
05/01/2009 to 12/31/2009	$9.98051	$12.94633	836
01/01/2010 to 12/31/2010	$12.94633	$16.73340	733
01/01/2011 to 12/31/2011	$16.73340	$14.17824	0
01/01/2012 to 12/31/2012	$14.17824	$16.60035	0
01/01/2013 to 12/31/2013	$16.60035	$22.79422	0
01/01/2014 to 12/31/2014	$22.79422	$23.32558	0
01/01/2015 to 12/31/2015	$23.32558	$23.04904	0
01/01/2016 to 12/31/2016	$23.04904	$24.20772	0
01/01/2017 to 12/31/2017	$24.20772	$30.14456	0
01/01/2018 to 12/31/2018	$30.14456	$26.20342	0
AST Small-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$10.00819	$13.09676	0
01/01/2010 to 12/31/2010	$13.09676	$17.42232	0
01/01/2011 to 12/31/2011	$17.42232	$16.82342	0
01/01/2012 to 12/31/2012	$16.82342	$18.40167	0
01/01/2013 to 12/31/2013	$18.40167	$24.25586	0
01/01/2014 to 12/31/2014	$24.25586	$24.55591	0
01/01/2015 to 12/31/2015	$24.55591	$24.13329	0
01/01/2016 to 12/31/2016	$24.13329	$26.37670	0
01/01/2017 to 12/31/2017	$26.37670	$31.87438	0
01/01/2018 to 12/31/2018	$31.87438	$28.46524	0
AST Small-Cap Value Portfolio
05/01/2009 to 12/31/2009	$9.97547	$12.90470	0
01/01/2010 to 12/31/2010	$12.90470	$15.85506	0
01/01/2011 to 12/31/2011	$15.85506	$14.53725	0
01/01/2012 to 12/31/2012	$14.53725	$16.74953	0
01/01/2013 to 12/31/2013	$16.74953	$22.44208	0
01/01/2014 to 12/31/2014	$22.44208	$23.03688	0
01/01/2015 to 12/31/2015	$23.03688	$21.49571	0
01/01/2016 to 12/31/2016	$21.49571	$27.08432	0
01/01/2017 to 12/31/2017	$27.08432	$28.35311	0
01/01/2018 to 12/31/2018	$28.35311	$22.92354	0

A-22

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.03822	$12.11116	10,565
01/01/2010 to 12/31/2010	$12.11116	$13.17238	12,948
01/01/2011 to 12/31/2011	$13.17238	$13.10014	5,945
01/01/2012 to 12/31/2012	$13.10014	$14.49785	1,595
01/01/2013 to 12/31/2013	$14.49785	$16.51718	345
01/01/2014 to 12/31/2014	$16.51718	$17.05358	1,079
01/01/2015 to 12/31/2015	$17.05358	$16.63648	1,097
01/01/2016 to 12/31/2016	$16.63648	$17.44763	511
01/01/2017 to 12/31/2017	$17.44763	$19.63657	915
01/01/2018 to 12/31/2018	$19.63657	$18.12571	298
AST T. Rowe Price Large-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$9.98683	$13.12270	0
01/01/2010 to 12/31/2010	$13.12270	$14.81973	285
01/01/2011 to 12/31/2011	$14.81973	$14.20678	85
01/01/2012 to 12/31/2012	$14.20678	$16.28869	122
01/01/2013 to 12/31/2013	$16.28869	$22.87688	33
01/01/2014 to 12/31/2014	$22.87688	$24.16970	101
01/01/2015 to 12/31/2015	$24.16970	$25.82735	43
01/01/2016 to 12/31/2016	$25.82735	$25.86621	27
01/01/2017 to 12/31/2017	$25.86621	$34.78167	46
01/01/2018 to 12/31/2018	$34.78167	$35.22314	15
AST T. Rowe Price Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$10.09816	$12.72032	0
01/01/2010 to 12/31/2010	$12.72032	$13.94749	0
01/01/2011 to 12/31/2011	$13.94749	$13.53426	0
01/01/2012 to 12/31/2012	$13.53426	$14.96580	0
01/01/2013 to 12/31/2013	$14.96580	$19.64752	0
01/01/2014 to 12/31/2014	$19.64752	$19.45733	0
01/01/2015 to 12/31/2015	$19.45733	$17.82284	0
01/01/2016 to 12/31/2016	$17.82284	$18.44577	0
01/01/2017 to 12/31/2017	$18.44577	$20.96587	0
01/01/2018 to 12/31/2018	$20.96587	$18.45657	0
AST T. Rowe Price Natural Resources Portfolio
05/01/2009 to 12/31/2009	$10.30092	$13.71560	1,403
01/01/2010 to 12/31/2010	$13.71560	$16.11038	2,705
01/01/2011 to 12/31/2011	$16.11038	$13.36655	935
01/01/2012 to 12/31/2012	$13.36655	$13.50487	1,010
01/01/2013 to 12/31/2013	$13.50487	$15.19455	88
01/01/2014 to 12/31/2014	$15.19455	$13.57767	232
01/01/2015 to 12/31/2015	$13.57767	$10.69070	199
01/01/2016 to 12/31/2016	$10.69070	$12.99168	47
01/01/2017 to 12/31/2017	$12.99168	$13.97530	53
01/01/2018 to 12/31/2018	$13.97530	$11.35656	0
AST Templeton Global Bond Portfolio
05/01/2009 to 12/31/2009	$10.01723	$11.07312	230
01/01/2010 to 12/31/2010	$11.07312	$11.41799	873
01/01/2011 to 12/31/2011	$11.41799	$11.59382	393
01/01/2012 to 12/31/2012	$11.59382	$11.89578	108
01/01/2013 to 12/31/2013	$11.89578	$11.16450	0
01/01/2014 to 12/31/2014	$11.16450	$10.94739	0
01/01/2015 to 12/31/2015	$10.94739	$10.18220	0
01/01/2016 to 12/31/2016	$10.18220	$10.36228	0
01/01/2017 to 12/31/2017	$10.36228	$10.31166	0
01/01/2018 to 12/31/2018	$10.31166	$10.25481	0

A-23

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST WEDGE Capital Mid-Cap Value Portfolio
05/01/2009 to 12/31/2009	$9.98574	$13.19325	0
01/01/2010 to 12/31/2010	$13.19325	$15.90270	0
01/01/2011 to 12/31/2011	$15.90270	$14.97267	0
01/01/2012 to 12/31/2012	$14.97267	$17.28766	0
01/01/2013 to 12/31/2013	$17.28766	$22.32258	0
01/01/2014 to 12/31/2014	$22.32258	$25.02599	0
01/01/2015 to 12/31/2015	$25.02599	$22.79080	0
01/01/2016 to 12/31/2016	$22.79080	$25.33591	0
01/01/2017 to 12/31/2017	$25.33591	$29.28602	0
01/01/2018 to 12/31/2018	$29.28602	$23.83476	0
AST Wellington Management Hedged Equity Portfolio
05/01/2009 to 12/31/2009	$10.06162	$12.72682	12,519
01/01/2010 to 12/31/2010	$12.72682	$14.22692	5,868
01/01/2011 to 12/31/2011	$14.22692	$13.39426	14,685
01/01/2012 to 12/31/2012	$13.39426	$14.49827	11,592
01/01/2013 to 12/31/2013	$14.49827	$17.03647	3,070
01/01/2014 to 12/31/2014	$17.03647	$17.52718	10,637
01/01/2015 to 12/31/2015	$17.52718	$16.98316	7,289
01/01/2016 to 12/31/2016	$16.98316	$17.64239	3,331
01/01/2017 to 12/31/2017	$17.64239	$19.54361	7,182
01/01/2018 to 12/31/2018	$19.54361	$18.10258	4,005
AST Western Asset Core Plus Bond Portfolio
05/01/2009 to 12/31/2009	$9.98898	$10.72640	24
01/01/2010 to 12/31/2010	$10.72640	$11.27536	105
01/01/2011 to 12/31/2011	$11.27536	$11.65803	47
01/01/2012 to 12/31/2012	$11.65803	$12.26034	82
01/01/2013 to 12/31/2013	$12.26034	$11.77700	29
01/01/2014 to 12/31/2014	$11.77700	$12.31072	92
01/01/2015 to 12/31/2015	$12.31072	$12.15293	69
01/01/2016 to 12/31/2016	$12.15293	$12.46170	0
01/01/2017 to 12/31/2017	$12.46170	$12.91922	22
01/01/2018 to 12/31/2018	$12.91922	$12.31097	0
*Denotes the start date of these sub-accounts

A-24

PREMIER L SERIES
Pruco Life Insurance Company
Prospectus
ACCUMULATION UNIT VALUES: Basic Death Benefit Only (1.50%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.63028	$9.34859	14,904,372
01/01/2010 to 12/31/2010	$9.34859	$10.31243	20,023,823
01/01/2011 to 12/31/2011	$10.31243	$9.89009	15,924,672
01/01/2012 to 12/31/2012	$9.89009	$10.96824	17,989,522
01/01/2013 to 12/31/2013	$10.96824	$11.88394	16,308,571
01/01/2014 to 12/31/2014	$11.88394	$12.15543	14,221,492
01/01/2015 to 12/31/2015	$12.15543	$11.59033	11,372,054
01/01/2016 to 12/31/2016	$11.59033	$12.14292	9,922,643
01/01/2017 to 12/31/2017	$12.14292	$13.46955	9,818,015
01/01/2018 to 12/31/2018	$13.46955	$12.18986	6,690,956
AST Advanced Strategies Portfolio
01/01/2009 to 12/31/2009	$7.83651	$9.74357	9,538,287
01/01/2010 to 12/31/2010	$9.74357	$10.91538	12,264,550
01/01/2011 to 12/31/2011	$10.91538	$10.76640	10,002,302
01/01/2012 to 12/31/2012	$10.76640	$12.05491	11,353,527
01/01/2013 to 12/31/2013	$12.05491	$13.84312	11,185,176
01/01/2014 to 12/31/2014	$13.84312	$14.47156	10,251,150
01/01/2015 to 12/31/2015	$14.47156	$14.37216	9,379,704
01/01/2016 to 12/31/2016	$14.37216	$15.16654	8,705,608
01/01/2017 to 12/31/2017	$15.16654	$17.47224	8,149,211
01/01/2018 to 12/31/2018	$17.47224	$16.19937	7,112,759
AST AQR Emerging Markets Equity Portfolio
02/25/2013* to 12/31/2013	$9.99878	$10.11057	0
01/01/2014 to 12/31/2014	$10.11057	$9.64981	0
01/01/2015 to 12/31/2015	$9.64981	$8.03109	0
01/01/2016 to 12/31/2016	$8.03109	$8.97038	0
01/01/2017 to 12/31/2017	$8.97038	$11.92706	1,134
01/01/2018 to 12/31/2018	$11.92706	$9.52253	1,134
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99878	$11.65113	0
01/01/2014 to 12/31/2014	$11.65113	$12.99059	0
01/01/2015 to 12/31/2015	$12.99059	$13.01962	0
01/01/2016 to 12/31/2016	$13.01962	$14.20056	0
01/01/2017 to 12/31/2017	$14.20056	$17.08825	4,037
01/01/2018 to 12/31/2018	$17.08825	$15.46502	3,953
AST Balanced Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.93788	$9.64261	22,396,485
01/01/2010 to 12/31/2010	$9.64261	$10.66999	27,481,570
01/01/2011 to 12/31/2011	$10.66999	$10.38471	23,079,991
01/01/2012 to 12/31/2012	$10.38471	$11.50742	25,587,449
01/01/2013 to 12/31/2013	$11.50742	$13.33818	24,454,242
01/01/2014 to 12/31/2014	$13.33818	$13.99825	21,907,395
01/01/2015 to 12/31/2015	$13.99825	$13.85704	19,925,529
01/01/2016 to 12/31/2016	$13.85704	$14.51251	18,448,581
01/01/2017 to 12/31/2017	$14.51251	$16.42985	17,296,618
01/01/2018 to 12/31/2018	$16.42985	$15.38719	15,717,643

A-25

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99878	$9.17771	355,070
01/01/2012 to 12/31/2012	$9.17771	$10.11758	779,818
01/01/2013 to 12/31/2013	$10.11758	$11.04981	819,691
01/01/2014 to 12/31/2014	$11.04981	$11.41945	715,339
01/01/2015 to 12/31/2015	$11.41945	$10.91317	618,659
01/01/2016 to 12/31/2016	$10.91317	$11.50063	520,952
01/01/2017 to 12/31/2017	$11.50063	$12.76018	512,259
01/01/2018 to 12/31/2018	$12.76018	$11.90701	372,278
AST BlackRock Low Duration Bond Portfolio
01/01/2009 to 12/31/2009	$10.67302	$11.59095	265,994
01/01/2010 to 12/31/2010	$11.59095	$11.86479	299,753
01/01/2011 to 12/31/2011	$11.86479	$11.95240	258,790
01/01/2012 to 12/31/2012	$11.95240	$12.32842	309,319
01/01/2013 to 12/31/2013	$12.32842	$11.88219	294,666
01/01/2014 to 12/31/2014	$11.88219	$11.69537	230,013
01/01/2015 to 12/31/2015	$11.69537	$11.57819	206,218
01/01/2016 to 12/31/2016	$11.57819	$11.59452	189,534
01/01/2017 to 12/31/2017	$11.59452	$11.61836	201,932
01/01/2018 to 12/31/2018	$11.61836	$11.53107	155,633
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2009 to 12/31/2009	$10.59906	$12.16820	3,220,380
01/01/2010 to 12/31/2010	$12.16820	$12.91362	4,925,040
01/01/2011 to 12/31/2011	$12.91362	$13.12736	3,845,025
01/01/2012 to 12/31/2012	$13.12736	$14.13877	4,825,223
01/01/2013 to 12/31/2013	$14.13877	$13.67387	4,663,978
01/01/2014 to 12/31/2014	$13.67387	$14.04184	4,067,015
01/01/2015 to 12/31/2015	$14.04184	$13.54264	3,551,744
01/01/2016 to 12/31/2016	$13.54264	$13.90703	3,315,958
01/01/2017 to 12/31/2017	$13.90703	$14.29969	3,518,053
01/01/2018 to 12/31/2018	$14.29969	$13.99427	2,890,984
AST Capital Growth Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.35768	$9.08512	27,766,949
01/01/2010 to 12/31/2010	$9.08512	$10.14802	35,672,651
01/01/2011 to 12/31/2011	$10.14802	$9.75559	25,060,857
01/01/2012 to 12/31/2012	$9.75559	$10.93015	30,373,528
01/01/2013 to 12/31/2013	$10.93015	$13.21096	32,827,447
01/01/2014 to 12/31/2014	$13.21096	$13.92614	31,699,219
01/01/2015 to 12/31/2015	$13.92614	$13.79354	30,120,047
01/01/2016 to 12/31/2016	$13.79354	$14.51907	28,246,379
01/01/2017 to 12/31/2017	$14.51907	$16.86416	27,555,433
01/01/2018 to 12/31/2018	$16.86416	$15.58057	24,149,790
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99878	$11.68047	98,712
01/01/2014 to 12/31/2014	$11.68047	$13.07408	154,792
01/01/2015 to 12/31/2015	$13.07408	$12.42078	137,382
01/01/2016 to 12/31/2016	$12.42078	$14.06027	189,033
01/01/2017 to 12/31/2017	$14.06027	$16.40238	191,123
01/01/2018 to 12/31/2018	$16.40238	$15.38867	192,637

A-26

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Cohen & Steers Realty Portfolio
01/01/2009 to 12/31/2009	$6.12347	$7.95926	200,555
01/01/2010 to 12/31/2010	$7.95926	$10.09166	270,184
01/01/2011 to 12/31/2011	$10.09166	$10.59795	176,026
01/01/2012 to 12/31/2012	$10.59795	$12.04361	227,716
01/01/2013 to 12/31/2013	$12.04361	$12.23736	212,823
01/01/2014 to 12/31/2014	$12.23736	$15.78363	196,150
01/01/2015 to 12/31/2015	$15.78363	$16.30367	165,486
01/01/2016 to 12/31/2016	$16.30367	$16.83665	176,549
01/01/2017 to 12/31/2017	$16.83665	$17.62450	178,917
01/01/2018 to 12/31/2018	$17.62450	$16.53710	134,831
AST Fidelity Institutional AM® Quantitative Portfolio
formerly,AST FI Pyramis® Quantitative Portfolio
01/01/2009 to 12/31/2009	$7.27517	$8.87719	4,414,396
01/01/2010 to 12/31/2010	$8.87719	$10.00230	5,646,340
01/01/2011 to 12/31/2011	$10.00230	$9.70641	4,475,561
01/01/2012 to 12/31/2012	$9.70641	$10.57978	5,341,343
01/01/2013 to 12/31/2013	$10.57978	$11.96203	5,239,113
01/01/2014 to 12/31/2014	$11.96203	$12.15669	4,896,462
01/01/2015 to 12/31/2015	$12.15669	$12.09568	4,618,542
01/01/2016 to 12/31/2016	$12.09568	$12.42414	4,044,105
01/01/2017 to 12/31/2017	$12.42414	$14.25737	3,842,992
01/01/2018 to 12/31/2018	$14.25737	$12.95773	2,998,982
AST Global Real Estate Portfolio
01/01/2009 to 12/31/2009	$6.11844	$8.14381	88,087
01/01/2010 to 12/31/2010	$8.14381	$9.64413	130,111
01/01/2011 to 12/31/2011	$9.64413	$9.02305	99,845
01/01/2012 to 12/31/2012	$9.02305	$11.27234	131,505
01/01/2013 to 12/31/2013	$11.27234	$11.58862	135,181
01/01/2014 to 12/31/2014	$11.58862	$13.00698	112,616
01/01/2015 to 12/31/2015	$13.00698	$12.80324	98,890
01/01/2016 to 12/31/2016	$12.80324	$12.72730	88,320
01/01/2017 to 12/31/2017	$12.72730	$13.90475	94,569
01/01/2018 to 12/31/2018	$13.90475	$13.05303	75,338
AST Goldman Sachs Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.68664	$7.85195	532,951
01/01/2010 to 12/31/2010	$7.85195	$8.73274	879,907
01/01/2011 to 12/31/2011	$8.73274	$8.12897	615,982
01/01/2012 to 12/31/2012	$8.12897	$9.58378	974,497
01/01/2013 to 12/31/2013	$9.58378	$12.60920	1,134,305
01/01/2014 to 12/31/2014	$12.60920	$14.05419	1,054,235
01/01/2015 to 12/31/2015	$14.05419	$13.20669	1,433,082
01/01/2016 to 12/31/2016	$13.20669	$14.51376	1,353,907
01/01/2017 to 12/31/2017	$14.51376	$15.69360	1,414,209
01/01/2018 to 12/31/2018	$15.69360	$14.14204	1,180,522
AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.77623	$10.48781	305,236
01/01/2010 to 12/31/2010	$10.48781	$12.38123	399,189
01/01/2011 to 12/31/2011	$12.38123	$11.83537	322,143
01/01/2012 to 12/31/2012	$11.83537	$13.94732	410,445
01/01/2013 to 12/31/2013	$13.94732	$18.16471	488,775
01/01/2014 to 12/31/2014	$18.16471	$19.95920	409,983
01/01/2015 to 12/31/2015	$19.95920	$18.54623	821,979
01/01/2016 to 12/31/2016	$18.54623	$18.57328	778,939
01/01/2017 to 12/31/2017	$18.57328	$23.25693	758,819
01/01/2018 to 12/31/2018	$23.25693	$21.91507	649,555

A-27

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Multi-Asset Portfolio
01/01/2009 to 12/31/2009	$7.62474	$9.26866	5,059,393
01/01/2010 to 12/31/2010	$9.26866	$10.19072	6,648,858
01/01/2011 to 12/31/2011	$10.19072	$9.98931	5,817,980
01/01/2012 to 12/31/2012	$9.98931	$10.83837	6,410,498
01/01/2013 to 12/31/2013	$10.83837	$11.72689	5,935,357
01/01/2014 to 12/31/2014	$11.72689	$12.02047	5,116,636
01/01/2015 to 12/31/2015	$12.02047	$11.73512	4,512,533
01/01/2016 to 12/31/2016	$11.73512	$12.16975	4,043,171
01/01/2017 to 12/31/2017	$12.16975	$13.46326	3,956,835
01/01/2018 to 12/31/2018	$13.46326	$12.32711	2,859,375
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.64561	$9.55496	324,086
01/01/2010 to 12/31/2010	$9.55496	$11.93357	460,281
01/01/2011 to 12/31/2011	$11.93357	$11.91052	322,577
01/01/2012 to 12/31/2012	$11.91052	$13.57541	479,630
01/01/2013 to 12/31/2013	$13.57541	$18.56597	528,738
01/01/2014 to 12/31/2014	$18.56597	$19.60819	463,565
01/01/2015 to 12/31/2015	$19.60819	$18.25699	461,060
01/01/2016 to 12/31/2016	$18.25699	$22.36098	423,998
01/01/2017 to 12/31/2017	$22.36098	$24.71659	433,508
01/01/2018 to 12/31/2018	$24.71659	$20.92468	371,735
AST Government Money Market Portfolio
01/01/2009 to 12/31/2009	$10.66843	$10.53641	1,680,232
01/01/2010 to 12/31/2010	$10.53641	$10.38330	1,553,217
01/01/2011 to 12/31/2011	$10.38330	$10.23237	2,091,652
01/01/2012 to 12/31/2012	$10.23237	$10.08177	1,797,133
01/01/2013 to 12/31/2013	$10.08177	$9.93241	1,240,359
01/01/2014 to 12/31/2014	$9.93241	$9.78601	1,247,583
01/01/2015 to 12/31/2015	$9.78601	$9.64125	1,415,302
01/01/2016 to 12/31/2016	$9.64125	$9.49902	1,495,362
01/01/2017 to 12/31/2017	$9.49902	$9.39083	1,153,056
01/01/2018 to 12/31/2018	$9.39083	$9.37159	1,113,029
AST High Yield Portfolio
01/01/2009 to 12/31/2009	$7.83540	$10.46419	176,700
01/01/2010 to 12/31/2010	$10.46419	$11.70145	234,276
01/01/2011 to 12/31/2011	$11.70145	$11.89455	199,952
01/01/2012 to 12/31/2012	$11.89455	$13.34449	291,634
01/01/2013 to 12/31/2013	$13.34449	$14.09138	297,962
01/01/2014 to 12/31/2014	$14.09138	$14.23830	222,492
01/01/2015 to 12/31/2015	$14.23830	$13.52798	183,724
01/01/2016 to 12/31/2016	$13.52798	$15.38063	190,420
01/01/2017 to 12/31/2017	$15.38063	$16.28618	191,910
01/01/2018 to 12/31/2018	$16.28618	$15.72553	162,084
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.07526	$7.14882	156,512
01/01/2010 to 12/31/2010	$7.14882	$7.97004	244,613
01/01/2011 to 12/31/2011	$7.97004	$7.52387	188,784
01/01/2012 to 12/31/2012	$7.52387	$8.66421	213,275
01/01/2013 to 12/31/2013	$8.66421	$11.93878	306,610
01/01/2014 to 12/31/2014	$11.93878	$13.37925	277,994
01/01/2015 to 12/31/2015	$13.37925	$12.14865	320,002
01/01/2016 to 12/31/2016	$12.14865	$14.34970	338,351
01/01/2017 to 12/31/2017	$14.34970	$16.85168	361,025
01/01/2018 to 12/31/2018	$16.85168	$14.25177	308,785

A-28

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST International Growth Portfolio
01/01/2009 to 12/31/2009	$6.10680	$8.13975	275,645
01/01/2010 to 12/31/2010	$8.13975	$9.18212	442,472
01/01/2011 to 12/31/2011	$9.18212	$7.87741	337,483
01/01/2012 to 12/31/2012	$7.87741	$9.34153	410,303
01/01/2013 to 12/31/2013	$9.34153	$10.95737	469,523
01/01/2014 to 12/31/2014	$10.95737	$10.19900	405,674
01/01/2015 to 12/31/2015	$10.19900	$10.36453	359,224
01/01/2016 to 12/31/2016	$10.36453	$9.82585	327,330
01/01/2017 to 12/31/2017	$9.82585	$13.11052	381,462
01/01/2018 to 12/31/2018	$13.11052	$11.19390	321,407
AST International Value Portfolio
01/01/2009 to 12/31/2009	$6.96767	$8.95840	130,344
01/01/2010 to 12/31/2010	$8.95840	$9.80419	240,306
01/01/2011 to 12/31/2011	$9.80419	$8.44724	200,202
01/01/2012 to 12/31/2012	$8.44724	$9.71020	254,409
01/01/2013 to 12/31/2013	$9.71020	$11.42914	284,174
01/01/2014 to 12/31/2014	$11.42914	$10.50540	249,471
01/01/2015 to 12/31/2015	$10.50540	$10.43464	228,196
01/01/2016 to 12/31/2016	$10.43464	$10.34040	213,600
01/01/2017 to 12/31/2017	$10.34040	$12.51205	248,381
01/01/2018 to 12/31/2018	$12.51205	$10.33710	206,111
AST J.P. Morgan Global Thematic Portfolio
01/01/2009 to 12/31/2009	$7.14813	$8.92055	5,017,948
01/01/2010 to 12/31/2010	$8.92055	$10.00306	6,889,635
01/01/2011 to 12/31/2011	$10.00306	$9.79933	5,414,890
01/01/2012 to 12/31/2012	$9.79933	$10.96573	6,450,220
01/01/2013 to 12/31/2013	$10.96573	$12.56267	6,362,979
01/01/2014 to 12/31/2014	$12.56267	$13.16471	5,746,809
01/01/2015 to 12/31/2015	$13.16471	$12.83436	5,208,907
01/01/2016 to 12/31/2016	$12.83436	$13.30473	4,782,392
01/01/2017 to 12/31/2017	$13.30473	$15.33130	4,541,132
01/01/2018 to 12/31/2018	$15.33130	$13.99010	3,902,487
AST J.P. Morgan International Equity Portfolio
01/01/2009 to 12/31/2009	$6.59757	$8.83238	655,709
01/01/2010 to 12/31/2010	$8.83238	$9.32582	917,003
01/01/2011 to 12/31/2011	$9.32582	$8.34746	612,842
01/01/2012 to 12/31/2012	$8.34746	$10.02572	782,086
01/01/2013 to 12/31/2013	$10.02572	$11.39477	926,934
01/01/2014 to 12/31/2014	$11.39477	$10.51178	936,913
01/01/2015 to 12/31/2015	$10.51178	$10.06688	868,239
01/01/2016 to 12/31/2016	$10.06688	$10.11007	814,288
01/01/2017 to 12/31/2017	$10.11007	$12.91269	849,662
01/01/2018 to 12/31/2018	$12.91269	$10.49861	795,102
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2009 to 12/31/2009	$8.60156	$10.34049	2,734,431
01/01/2010 to 12/31/2010	$10.34049	$10.93339	3,090,856
01/01/2011 to 12/31/2011	$10.93339	$10.79715	2,541,355
01/01/2012 to 12/31/2012	$10.79715	$11.77764	3,108,132
01/01/2013 to 12/31/2013	$11.77764	$12.88377	3,007,569
01/01/2014 to 12/31/2014	$12.88377	$13.38501	2,805,564
01/01/2015 to 12/31/2015	$13.38501	$13.16315	2,302,057
01/01/2016 to 12/31/2016	$13.16315	$13.46681	2,133,898
01/01/2017 to 12/31/2017	$13.46681	$14.87935	1,959,376
01/01/2018 to 12/31/2018	$14.87935	$13.90691	1,601,578

A-29

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Jennison Large-Cap Growth Portfolio
11/13/2009* to 12/31/2009	$10.00000	$10.29296	3,086
01/01/2010 to 12/31/2010	$10.29296	$11.28842	33,296
01/01/2011 to 12/31/2011	$11.28842	$11.19543	34,290
01/01/2012 to 12/31/2012	$11.19543	$12.70486	77,498
01/01/2013 to 12/31/2013	$12.70486	$17.08522	93,809
01/01/2014 to 12/31/2014	$17.08522	$18.43253	133,126
01/01/2015 to 12/31/2015	$18.43253	$20.09133	155,830
01/01/2016 to 12/31/2016	$20.09133	$19.50505	159,452
01/01/2017 to 12/31/2017	$19.50505	$26.10305	169,627
01/01/2018 to 12/31/2018	$26.10305	$25.30089	146,023
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.43168	$8.22245	538,455
01/01/2010 to 12/31/2010	$8.22245	$9.70112	593,324
01/01/2011 to 12/31/2011	$9.70112	$9.47069	499,957
01/01/2012 to 12/31/2012	$9.47069	$10.47506	606,800
01/01/2013 to 12/31/2013	$10.47506	$14.09869	573,170
01/01/2014 to 12/31/2014	$14.09869	$15.36131	997,899
01/01/2015 to 12/31/2015	$15.36131	$16.65853	762,214
01/01/2016 to 12/31/2016	$16.65853	$17.32800	737,992
01/01/2017 to 12/31/2017	$17.32800	$22.70463	634,837
01/01/2018 to 12/31/2018	$22.70463	$21.76611	525,310
AST MFS Global Equity Portfolio
01/01/2009 to 12/31/2009	$7.79348	$10.09751	257,117
01/01/2010 to 12/31/2010	$10.09751	$11.14683	465,697
01/01/2011 to 12/31/2011	$11.14683	$10.63837	285,922
01/01/2012 to 12/31/2012	$10.63837	$12.89979	405,711
01/01/2013 to 12/31/2013	$12.89979	$16.22135	541,541
01/01/2014 to 12/31/2014	$16.22135	$16.56179	687,920
01/01/2015 to 12/31/2015	$16.56179	$16.07796	728,108
01/01/2016 to 12/31/2016	$16.07796	$16.96733	759,860
01/01/2017 to 12/31/2017	$16.96733	$20.70269	773,401
01/01/2018 to 12/31/2018	$20.70269	$18.44671	653,231
AST MFS Growth Portfolio
01/01/2009 to 12/31/2009	$7.39900	$9.06133	105,565
01/01/2010 to 12/31/2010	$9.06133	$10.06879	451,773
01/01/2011 to 12/31/2011	$10.06879	$9.86114	248,819
01/01/2012 to 12/31/2012	$9.86114	$11.37499	184,024
01/01/2013 to 12/31/2013	$11.37499	$15.32063	171,884
01/01/2014 to 12/31/2014	$15.32063	$16.40889	155,761
01/01/2015 to 12/31/2015	$16.40889	$17.33506	119,047
01/01/2016 to 12/31/2016	$17.33506	$17.40575	133,451
01/01/2017 to 12/31/2017	$17.40575	$22.41538	139,045
01/01/2018 to 12/31/2018	$22.41538	$22.55707	143,300
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99878	$10.20344	3,656
01/01/2013 to 12/31/2013	$10.20344	$13.52129	26,933
01/01/2014 to 12/31/2014	$13.52129	$14.68262	90,005
01/01/2015 to 12/31/2015	$14.68262	$14.36096	128,073
01/01/2016 to 12/31/2016	$14.36096	$16.05158	248,220
01/01/2017 to 12/31/2017	$16.05158	$18.55716	330,708
01/01/2018 to 12/31/2018	$18.55716	$16.42574	316,290

A-30

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$5.88237	$8.15096	451,654
01/01/2010 to 12/31/2010	$8.15096	$9.91264	599,103
01/01/2011 to 12/31/2011	$9.91264	$9.52368	411,994
01/01/2012 to 12/31/2012	$9.52368	$10.98985	620,202
01/01/2013 to 12/31/2013	$10.98985	$15.37586	720,835
01/01/2014 to 12/31/2014	$15.37586	$17.30744	641,690
01/01/2015 to 12/31/2015	$17.30744	$16.09047	639,389
01/01/2016 to 12/31/2016	$16.09047	$18.74315	676,699
01/01/2017 to 12/31/2017	$18.74315	$21.01321	649,015
01/01/2018 to 12/31/2018	$21.01321	$17.29703	568,813
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99878	$10.33587	458,278
01/01/2013 to 12/31/2013	$10.33587	$12.10927	448,242
01/01/2014 to 12/31/2014	$12.10927	$12.54341	470,137
01/01/2015 to 12/31/2015	$12.54341	$12.20458	369,248
01/01/2016 to 12/31/2016	$12.20458	$12.54430	356,541
01/01/2017 to 12/31/2017	$12.54430	$14.39781	307,798
01/01/2018 to 12/31/2018	$14.39781	$13.01016	261,653
AST Parametric Emerging Markets Equity Portfolio
01/01/2009 to 12/31/2009	$5.57838	$9.15161	743,913
01/01/2010 to 12/31/2010	$9.15161	$11.02430	1,470,174
01/01/2011 to 12/31/2011	$11.02430	$8.65975	952,040
01/01/2012 to 12/31/2012	$8.65975	$10.06126	1,031,146
01/01/2013 to 12/31/2013	$10.06126	$9.93469	1,097,041
01/01/2014 to 12/31/2014	$9.93469	$9.32944	887,343
01/01/2015 to 12/31/2015	$9.32944	$7.65406	772,487
01/01/2016 to 12/31/2016	$7.65406	$8.47327	752,916
01/01/2017 to 12/31/2017	$8.47327	$10.55047	862,176
01/01/2018 to 12/31/2018	$10.55047	$8.93383	710,191
AST Preservation Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.86059	$10.47883	9,843,396
01/01/2010 to 12/31/2010	$10.47883	$11.41546	11,664,036
01/01/2011 to 12/31/2011	$11.41546	$11.35900	11,315,793
01/01/2012 to 12/31/2012	$11.35900	$12.35189	12,363,647
01/01/2013 to 12/31/2013	$12.35189	$13.29032	10,388,864
01/01/2014 to 12/31/2014	$13.29032	$13.85018	8,999,370
01/01/2015 to 12/31/2015	$13.85018	$13.66503	7,485,727
01/01/2016 to 12/31/2016	$13.66503	$14.20727	6,794,714
01/01/2017 to 12/31/2017	$14.20727	$15.41588	6,482,081
01/01/2018 to 12/31/2018	$15.41588	$14.75550	5,127,257
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01870	$10.07372	17,766
01/01/2012 to 12/31/2012	$10.07372	$10.63032	121,118
01/01/2013 to 12/31/2013	$10.63032	$10.23100	195,354
01/01/2014 to 12/31/2014	$10.23100	$10.69075	297,028
01/01/2015 to 12/31/2015	$10.69075	$10.50456	449,823
01/01/2016 to 12/31/2016	$10.50456	$10.78522	281,561
01/01/2017 to 12/31/2017	$10.78522	$11.22878	338,958
01/01/2018 to 12/31/2018	$11.22878	$10.97204	338,871

A-31

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Prudential Growth Allocation Portfolio
01/01/2009 to 12/31/2009	$6.61574	$8.21100	10,512,805
01/01/2010 to 12/31/2010	$8.21100	$9.62824	14,142,540
01/01/2011 to 12/31/2011	$9.62824	$8.89662	9,469,011
01/01/2012 to 12/31/2012	$8.89662	$9.89749	11,869,245
01/01/2013 to 12/31/2013	$9.89749	$11.41147	12,191,818
01/01/2014 to 12/31/2014	$11.41147	$12.27686	11,438,176
01/01/2015 to 12/31/2015	$12.27686	$12.02133	19,899,395
01/01/2016 to 12/31/2016	$12.02133	$13.03964	18,355,510
01/01/2017 to 12/31/2017	$13.03964	$14.91535	31,245,155
01/01/2018 to 12/31/2018	$14.91535	$13.57761	25,048,683
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99878	$11.69074	118
01/01/2014 to 12/31/2014	$11.69074	$13.27356	117
01/01/2015 to 12/31/2015	$13.27356	$13.27920	117
01/01/2016 to 12/31/2016	$13.27920	$14.50359	117
01/01/2017 to 12/31/2017	$14.50359	$17.34947	117
01/01/2018 to 12/31/2018	$17.34947	$15.86934	117
AST QMA US Equity Alpha Portfolio
01/01/2009 to 12/31/2009	$6.52358	$7.82975	67,797
01/01/2010 to 12/31/2010	$7.82975	$8.87493	73,005
01/01/2011 to 12/31/2011	$8.87493	$9.04620	89,383
01/01/2012 to 12/31/2012	$9.04620	$10.58828	138,418
01/01/2013 to 12/31/2013	$10.58828	$13.81472	207,868
01/01/2014 to 12/31/2014	$13.81472	$15.95344	225,092
01/01/2015 to 12/31/2015	$15.95344	$16.20156	219,584
01/01/2016 to 12/31/2016	$16.20156	$18.33239	233,570
01/01/2017 to 12/31/2017	$18.33239	$22.08115	213,391
01/01/2018 to 12/31/2018	$22.08115	$19.96566	210,850
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99878	$8.91039	0
01/01/2012 to 12/31/2012	$8.91039	$9.93353	0
01/01/2013 to 12/31/2013	$9.93353	$11.97880	0
01/01/2014 to 12/31/2014	$11.97880	$12.56898	0
01/01/2015 to 12/31/2015	$12.56898	$12.40193	8,695
01/01/2016 to 12/31/2016	$12.40193	$12.99144	8,695
01/01/2017 to 12/31/2017	$12.99144	$15.12808	8,495
01/01/2018 to 12/31/2018	$15.12808	$13.93044	8,433
AST RCM World Trends Portfolio
01/01/2009 to 12/31/2009	$7.35525	$8.94137	6,882,786
01/01/2010 to 12/31/2010	$8.94137	$9.85912	9,792,621
01/01/2011 to 12/31/2011	$9.85912	$9.53718	7,957,109
01/01/2012 to 12/31/2012	$9.53718	$10.36223	8,672,059
01/01/2013 to 12/31/2013	$10.36223	$11.47907	7,970,323
01/01/2014 to 12/31/2014	$11.47907	$11.89064	7,154,144
01/01/2015 to 12/31/2015	$11.89064	$11.69551	6,909,183
01/01/2016 to 12/31/2016	$11.69551	$12.07779	5,816,944
01/01/2017 to 12/31/2017	$12.07779	$13.83134	5,322,614
01/01/2018 to 12/31/2018	$13.83134	$12.54904	4,031,595

A-32

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Growth Opportunities Portfolio
01/01/2009 to 12/31/2009	$6.01124	$7.85687	140,595
01/01/2010 to 12/31/2010	$7.85687	$10.26015	216,541
01/01/2011 to 12/31/2011	$10.26015	$8.78323	281,728
01/01/2012 to 12/31/2012	$8.78323	$10.39032	394,537
01/01/2013 to 12/31/2013	$10.39032	$14.41464	450,024
01/01/2014 to 12/31/2014	$14.41464	$14.90328	361,568
01/01/2015 to 12/31/2015	$14.90328	$14.87904	294,794
01/01/2016 to 12/31/2016	$14.87904	$15.78821	269,317
01/01/2017 to 12/31/2017	$15.78821	$19.86283	263,460
01/01/2018 to 12/31/2018	$19.86283	$17.44594	201,064
AST Small-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.70943	$8.85160	82,944
01/01/2010 to 12/31/2010	$8.85160	$11.89669	93,361
01/01/2011 to 12/31/2011	$11.89669	$11.60630	86,222
01/01/2012 to 12/31/2012	$11.60630	$12.82686	105,810
01/01/2013 to 12/31/2013	$12.82686	$17.08234	158,814
01/01/2014 to 12/31/2014	$17.08234	$17.47271	131,319
01/01/2015 to 12/31/2015	$17.47271	$17.34971	143,376
01/01/2016 to 12/31/2016	$17.34971	$19.15818	160,978
01/01/2017 to 12/31/2017	$19.15818	$23.39002	161,800
01/01/2018 to 12/31/2018	$23.39002	$21.10600	168,511
AST Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.74497	$8.43952	111,995
01/01/2010 to 12/31/2010	$8.43952	$10.47614	187,790
01/01/2011 to 12/31/2011	$10.47614	$9.70463	157,655
01/01/2012 to 12/31/2012	$9.70463	$11.29733	231,480
01/01/2013 to 12/31/2013	$11.29733	$15.29340	252,952
01/01/2014 to 12/31/2014	$15.29340	$15.86112	181,353
01/01/2015 to 12/31/2015	$15.86112	$14.95315	176,705
01/01/2016 to 12/31/2016	$14.95315	$19.03506	192,342
01/01/2017 to 12/31/2017	$19.03506	$20.13234	198,215
01/01/2018 to 12/31/2018	$20.13234	$16.44661	169,203
AST T. Rowe Price Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.13342	$9.94750	9,680,800
01/01/2010 to 12/31/2010	$9.94750	$10.93099	12,003,305
01/01/2011 to 12/31/2011	$10.93099	$10.98328	10,212,898
01/01/2012 to 12/31/2012	$10.98328	$12.28116	11,639,544
01/01/2013 to 12/31/2013	$12.28116	$14.13649	11,660,547
01/01/2014 to 12/31/2014	$14.13649	$14.74644	10,860,645
01/01/2015 to 12/31/2015	$14.74644	$14.53465	12,480,295
01/01/2016 to 12/31/2016	$14.53465	$15.40060	11,764,412
01/01/2017 to 12/31/2017	$15.40060	$17.51140	11,147,180
01/01/2018 to 12/31/2018	$17.51140	$16.33232	9,911,674
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.54278	$9.88646	726,259
01/01/2010 to 12/31/2010	$9.88646	$11.28037	1,069,777
01/01/2011 to 12/31/2011	$11.28037	$10.92552	756,407
01/01/2012 to 12/31/2012	$10.92552	$12.65642	1,148,326
01/01/2013 to 12/31/2013	$12.65642	$17.95923	1,237,823
01/01/2014 to 12/31/2014	$17.95923	$19.17046	1,199,558
01/01/2015 to 12/31/2015	$19.17046	$20.69721	1,086,907
01/01/2016 to 12/31/2016	$20.69721	$20.94224	1,020,387
01/01/2017 to 12/31/2017	$20.94224	$28.45082	928,026
01/01/2018 to 12/31/2018	$28.45082	$29.11183	811,377

A-33

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.79217	$7.91375	62,484
01/01/2010 to 12/31/2010	$7.91375	$8.76694	116,894
01/01/2011 to 12/31/2011	$8.76694	$8.59508	192,012
01/01/2012 to 12/31/2012	$8.59508	$9.60272	343,027
01/01/2013 to 12/31/2013	$9.60272	$12.73700	381,221
01/01/2014 to 12/31/2014	$12.73700	$12.74433	383,737
01/01/2015 to 12/31/2015	$12.74433	$11.79460	185,665
01/01/2016 to 12/31/2016	$11.79460	$12.33278	155,836
01/01/2017 to 12/31/2017	$12.33278	$14.16231	174,618
01/01/2018 to 12/31/2018	$14.16231	$12.59713	160,103
AST T. Rowe Price Natural Resources Portfolio
01/01/2009 to 12/31/2009	$6.71168	$9.87571	563,401
01/01/2010 to 12/31/2010	$9.87571	$11.71991	1,153,897
01/01/2011 to 12/31/2011	$11.71991	$9.82426	662,021
01/01/2012 to 12/31/2012	$9.82426	$10.02894	679,239
01/01/2013 to 12/31/2013	$10.02894	$11.40050	520,444
01/01/2014 to 12/31/2014	$11.40050	$10.29288	476,461
01/01/2015 to 12/31/2015	$10.29288	$8.18828	397,464
01/01/2016 to 12/31/2016	$8.18828	$10.05327	341,108
01/01/2017 to 12/31/2017	$10.05327	$10.92592	387,150
01/01/2018 to 12/31/2018	$10.92592	$8.97101	250,528
AST Templeton Global Bond Portfolio
01/01/2009 to 12/31/2009	$10.70540	$11.82496	149,402
01/01/2010 to 12/31/2010	$11.82496	$12.31945	233,653
01/01/2011 to 12/31/2011	$12.31945	$12.63813	214,793
01/01/2012 to 12/31/2012	$12.63813	$13.10183	275,662
01/01/2013 to 12/31/2013	$13.10183	$12.42365	266,922
01/01/2014 to 12/31/2014	$12.42365	$12.30820	205,601
01/01/2015 to 12/31/2015	$12.30820	$11.56638	162,534
01/01/2016 to 12/31/2016	$11.56638	$11.89232	163,841
01/01/2017 to 12/31/2017	$11.89232	$11.95620	189,924
01/01/2018 to 12/31/2018	$11.95620	$12.01399	112,578
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.42811	$8.79579	52,583
01/01/2010 to 12/31/2010	$8.79579	$10.71178	85,350
01/01/2011 to 12/31/2011	$10.71178	$10.18940	92,042
01/01/2012 to 12/31/2012	$10.18940	$11.88679	114,679
01/01/2013 to 12/31/2013	$11.88679	$15.50742	152,046
01/01/2014 to 12/31/2014	$15.50742	$17.56527	83,367
01/01/2015 to 12/31/2015	$17.56527	$16.16201	100,421
01/01/2016 to 12/31/2016	$16.16201	$18.15216	97,924
01/01/2017 to 12/31/2017	$18.15216	$21.19856	99,001
01/01/2018 to 12/31/2018	$21.19856	$17.43236	87,500
AST Wellington Management Hedged Equity Portfolio
01/01/2009 to 12/31/2009	$6.54040	$8.27579	505,063
01/01/2010 to 12/31/2010	$8.27579	$9.34687	655,396
01/01/2011 to 12/31/2011	$9.34687	$8.89064	860,753
01/01/2012 to 12/31/2012	$8.89064	$9.72324	1,511,926
01/01/2013 to 12/31/2013	$9.72324	$11.54369	2,317,519
01/01/2014 to 12/31/2014	$11.54369	$11.99911	2,400,113
01/01/2015 to 12/31/2015	$11.99911	$11.74700	2,015,506
01/01/2016 to 12/31/2016	$11.74700	$12.32886	1,721,008
01/01/2017 to 12/31/2017	$12.32886	$13.79831	1,622,098
01/01/2018 to 12/31/2018	$13.79831	$12.91398	1,330,585

A-34

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Western Asset Core Plus Bond Portfolio
01/01/2009 to 12/31/2009	$9.32157	$10.25191	785,894
01/01/2010 to 12/31/2010	$10.25191	$10.88804	980,153
01/01/2011 to 12/31/2011	$10.88804	$11.37369	858,288
01/01/2012 to 12/31/2012	$11.37369	$12.08535	1,085,512
01/01/2013 to 12/31/2013	$12.08535	$11.72899	1,231,180
01/01/2014 to 12/31/2014	$11.72899	$12.38744	1,229,309
01/01/2015 to 12/31/2015	$12.38744	$12.35523	1,247,357
01/01/2016 to 12/31/2016	$12.35523	$12.79980	1,477,443
01/01/2017 to 12/31/2017	$12.79980	$13.40657	1,695,916
01/01/2018 to 12/31/2018	$13.40657	$12.90825	2,120,543
AST Western Asset Emerging Markets Debt Portfolio
08/20/2012* to 12/31/2012	$9.99878	$10.39242	0
01/01/2013 to 12/31/2013	$10.39242	$9.40592	0
01/01/2014 to 12/31/2014	$9.40592	$9.39234	0
01/01/2015 to 12/31/2015	$9.39234	$8.96822	0
01/01/2016 to 12/31/2016	$8.96822	$9.77302	0
01/01/2017 to 12/31/2017	$9.77302	$10.52471	0
01/01/2018 to 12/31/2018	$10.52471	$9.67702	0
ProFund VP Consumer Goods Portfolio
01/01/2009 to 12/31/2009	$7.68003	$9.19832	4,782
01/01/2010 to 12/31/2010	$9.19832	$10.63581	3,811
01/01/2011 to 12/31/2011	$10.63581	$11.20680	15,457
01/01/2012 to 12/31/2012	$11.20680	$12.23984	17,508
01/01/2013 to 12/31/2013	$12.23984	$15.49003	6,844
01/01/2014 to 12/31/2014	$15.49003	$16.82194	8,804
01/01/2015 to 12/31/2015	$16.82194	$17.26330	10,295
01/01/2016 to 12/31/2016	$17.26330	$17.61149	33,874
01/01/2017 to 12/31/2017	$17.61149	$19.96417	26,481
01/01/2018 to 12/31/2018	$19.96417	$16.75617	15,095
ProFund VP Consumer Services
01/01/2009 to 12/31/2009	$7.05026	$9.08577	750
01/01/2010 to 12/31/2010	$9.08577	$10.86622	5,805
01/01/2011 to 12/31/2011	$10.86622	$11.29470	2,146
01/01/2012 to 12/31/2012	$11.29470	$13.58666	3,341
01/01/2013 to 12/31/2013	$13.58666	$18.72284	13,692
01/01/2014 to 12/31/2014	$18.72284	$20.74470	14,018
01/01/2015 to 12/31/2015	$20.74470	$21.39661	15,506
01/01/2016 to 12/31/2016	$21.39661	$21.96359	13,050
01/01/2017 to 12/31/2017	$21.96359	$25.61463	9,103
01/01/2018 to 12/31/2018	$25.61463	$25.38924	8,913
ProFund VP Financials
01/01/2009 to 12/31/2009	$5.27796	$5.98047	78,629
01/01/2010 to 12/31/2010	$5.98047	$6.53605	98,761
01/01/2011 to 12/31/2011	$6.53605	$5.54883	45,912
01/01/2012 to 12/31/2012	$5.54883	$6.81861	52,565
01/01/2013 to 12/31/2013	$6.81861	$8.87284	58,202
01/01/2014 to 12/31/2014	$8.87284	$9.87092	44,701
01/01/2015 to 12/31/2015	$9.87092	$9.57968	41,182
01/01/2016 to 12/31/2016	$9.57968	$10.88437	40,572
01/01/2017 to 12/31/2017	$10.88437	$12.67453	49,195
01/01/2018 to 12/31/2018	$12.67453	$11.18392	37,487

A-35

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Health Care
01/01/2009 to 12/31/2009	$8.34544	$9.82996	26,592
01/01/2010 to 12/31/2010	$9.82996	$9.96007	66,907
01/01/2011 to 12/31/2011	$9.96007	$10.80547	40,256
01/01/2012 to 12/31/2012	$10.80547	$12.49836	49,987
01/01/2013 to 12/31/2013	$12.49836	$17.20941	64,979
01/01/2014 to 12/31/2014	$17.20941	$20.97331	55,929
01/01/2015 to 12/31/2015	$20.97331	$21.70136	60,705
01/01/2016 to 12/31/2016	$21.70136	$20.51480	56,153
01/01/2017 to 12/31/2017	$20.51480	$24.44040	52,593
01/01/2018 to 12/31/2018	$24.44040	$25.14527	41,546
ProFund VP Industrials
01/01/2009 to 12/31/2009	$6.10367	$7.46270	9,781
01/01/2010 to 12/31/2010	$7.46270	$9.09853	20,776
01/01/2011 to 12/31/2011	$9.09853	$8.80429	17,061
01/01/2012 to 12/31/2012	$8.80429	$10.04439	18,674
01/01/2013 to 12/31/2013	$10.04439	$13.67512	22,177
01/01/2014 to 12/31/2014	$13.67512	$14.22444	22,392
01/01/2015 to 12/31/2015	$14.22444	$13.53497	15,135
01/01/2016 to 12/31/2016	$13.53497	$15.67529	16,134
01/01/2017 to 12/31/2017	$15.67529	$18.90350	24,773
01/01/2018 to 12/31/2018	$18.90350	$16.24538	21,405
ProFund VP Large-Cap Growth
01/01/2009 to 12/31/2009	$6.72390	$8.59420	57,362
01/01/2010 to 12/31/2010	$8.59420	$9.58358	57,577
01/01/2011 to 12/31/2011	$9.58358	$9.73772	46,951
01/01/2012 to 12/31/2012	$9.73772	$10.81361	50,340
01/01/2013 to 12/31/2013	$10.81361	$13.92084	64,446
01/01/2014 to 12/31/2014	$13.92084	$15.48812	74,202
01/01/2015 to 12/31/2015	$15.48812	$15.83242	42,472
01/01/2016 to 12/31/2016	$15.83242	$16.38129	40,077
01/01/2017 to 12/31/2017	$16.38129	$20.22193	32,640
01/01/2018 to 12/31/2018	$20.22193	$19.55091	27,704
ProFund VP Large-Cap Value
01/01/2009 to 12/31/2009	$6.27860	$7.38987	38,599
01/01/2010 to 12/31/2010	$7.38987	$8.21947	70,300
01/01/2011 to 12/31/2011	$8.21947	$7.99461	45,484
01/01/2012 to 12/31/2012	$7.99461	$9.09087	57,927
01/01/2013 to 12/31/2013	$9.09087	$11.63395	62,915
01/01/2014 to 12/31/2014	$11.63395	$12.66256	89,971
01/01/2015 to 12/31/2015	$12.66256	$11.88471	60,911
01/01/2016 to 12/31/2016	$11.88471	$13.51639	42,744
01/01/2017 to 12/31/2017	$13.51639	$15.10625	39,738
01/01/2018 to 12/31/2018	$15.10625	$13.30023	34,147
ProFund VP Mid-Cap Growth
01/01/2009 to 12/31/2009	$6.20659	$8.45797	12,368
01/01/2010 to 12/31/2010	$8.45797	$10.70104	24,986
01/01/2011 to 12/31/2011	$10.70104	$10.23808	21,183
01/01/2012 to 12/31/2012	$10.23808	$11.63796	25,685
01/01/2013 to 12/31/2013	$11.63796	$14.96601	34,556
01/01/2014 to 12/31/2014	$14.96601	$15.61362	26,266
01/01/2015 to 12/31/2015	$15.61362	$15.42651	28,874
01/01/2016 to 12/31/2016	$15.42651	$17.15610	23,335
01/01/2017 to 12/31/2017	$17.15610	$19.99757	21,965
01/01/2018 to 12/31/2018	$19.99757	$17.34065	19,708

A-36

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Mid-Cap Value
01/01/2009 to 12/31/2009	$6.47129	$8.34400	20,159
01/01/2010 to 12/31/2010	$8.34400	$9.90192	35,611
01/01/2011 to 12/31/2011	$9.90192	$9.37296	26,149
01/01/2012 to 12/31/2012	$9.37296	$10.76386	28,088
01/01/2013 to 12/31/2013	$10.76386	$14.01527	28,579
01/01/2014 to 12/31/2014	$14.01527	$15.21446	23,762
01/01/2015 to 12/31/2015	$15.21446	$13.75676	20,425
01/01/2016 to 12/31/2016	$13.75676	$16.85314	18,066
01/01/2017 to 12/31/2017	$16.85314	$18.36619	17,324
01/01/2018 to 12/31/2018	$18.36619	$15.68868	13,744
ProFund VP Real Estate
01/01/2009 to 12/31/2009	$5.52429	$6.96107	48,963
01/01/2010 to 12/31/2010	$6.96107	$8.55164	59,426
01/01/2011 to 12/31/2011	$8.55164	$8.82559	21,515
01/01/2012 to 12/31/2012	$8.82559	$10.18798	22,569
01/01/2013 to 12/31/2013	$10.18798	$10.04669	16,768
01/01/2014 to 12/31/2014	$10.04669	$12.37455	14,991
01/01/2015 to 12/31/2015	$12.37455	$12.23117	10,237
01/01/2016 to 12/31/2016	$12.23117	$12.74071	10,099
01/01/2017 to 12/31/2017	$12.74071	$13.56333	7,433
01/01/2018 to 12/31/2018	$13.56333	$12.60049	5,076
ProFund VP Small-Cap Growth
01/01/2009 to 12/31/2009	$6.81715	$8.47414	14,046
01/01/2010 to 12/31/2010	$8.47414	$10.49669	26,805
01/01/2011 to 12/31/2011	$10.49669	$10.47427	19,264
01/01/2012 to 12/31/2012	$10.47427	$11.60725	21,267
01/01/2013 to 12/31/2013	$11.60725	$16.05873	25,123
01/01/2014 to 12/31/2014	$16.05873	$16.16532	19,027
01/01/2015 to 12/31/2015	$16.16532	$16.11320	15,918
01/01/2016 to 12/31/2016	$16.11320	$19.08796	15,195
01/01/2017 to 12/31/2017	$19.08796	$21.24559	17,131
01/01/2018 to 12/31/2018	$21.24559	$19.72688	13,210
ProFund VP Small-Cap Value
01/01/2009 to 12/31/2009	$7.18696	$8.52534	18,173
01/01/2010 to 12/31/2010	$8.52534	$10.25585	18,436
01/01/2011 to 12/31/2011	$10.25585	$9.68994	14,343
01/01/2012 to 12/31/2012	$9.68994	$11.08892	15,688
01/01/2013 to 12/31/2013	$11.08892	$15.04112	16,256
01/01/2014 to 12/31/2014	$15.04112	$15.68046	12,437
01/01/2015 to 12/31/2015	$15.68046	$14.16986	11,389
01/01/2016 to 12/31/2016	$14.16986	$17.97836	9,301
01/01/2017 to 12/31/2017	$17.97836	$19.43352	7,817
01/01/2018 to 12/31/2018	$19.43352	$16.42314	8,712
ProFund VP Telecommunications
01/01/2009 to 12/31/2009	$7.27660	$7.69379	11,699
01/01/2010 to 12/31/2010	$7.69379	$8.76916	11,943
01/01/2011 to 12/31/2011	$8.76916	$8.80105	7,722
01/01/2012 to 12/31/2012	$8.80105	$10.10290	6,987
01/01/2013 to 12/31/2013	$10.10290	$11.15492	11,761
01/01/2014 to 12/31/2014	$11.15492	$11.05227	5,917
01/01/2015 to 12/31/2015	$11.05227	$11.05472	4,934
01/01/2016 to 12/31/2016	$11.05472	$13.25050	8,803
01/01/2017 to 12/31/2017	$13.25050	$12.77799	7,832
01/01/2018 to 12/31/2018	$12.77799	$10.68665	3,864

A-37

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Utilities
01/01/2009 to 12/31/2009	$7.22327	$7.88054	27,333
01/01/2010 to 12/31/2010	$7.88054	$8.22610	25,943
01/01/2011 to 12/31/2011	$8.22610	$9.52393	22,325
01/01/2012 to 12/31/2012	$9.52393	$9.39609	35,421
01/01/2013 to 12/31/2013	$9.39609	$10.48966	31,569
01/01/2014 to 12/31/2014	$10.48966	$13.00966	26,804
01/01/2015 to 12/31/2015	$13.00966	$11.99668	22,414
01/01/2016 to 12/31/2016	$11.99668	$13.60181	29,263
01/01/2017 to 12/31/2017	$13.60181	$14.82717	24,296
01/01/2018 to 12/31/2018	$14.82717	$15.02819	17,462
*Denotes the start date of these sub-accounts

A-38

PREMIER L SERIES
Pruco Life Insurance Company
Prospectus
ACCUMULATION UNIT VALUES: With HD GRO 60 bps and Combo 5%/HAV 80 bps (2.90%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.02447	$12.15365	1,938
01/01/2010 to 12/31/2010	$12.15365	$13.22444	6,301
01/01/2011 to 12/31/2011	$13.22444	$12.51061	1,884
01/01/2012 to 12/31/2012	$12.51061	$13.68527	2,606
01/01/2013 to 12/31/2013	$13.68527	$14.62619	404
01/01/2014 to 12/31/2014	$14.62619	$14.75673	1,658
01/01/2015 to 12/31/2015	$14.75673	$13.87915	1,149
01/01/2016 to 12/31/2016	$13.87915	$14.34345	591
01/01/2017 to 12/31/2017	$14.34345	$15.69464	912
01/01/2018 to 12/31/2018	$15.69464	$14.00905	0
AST Advanced Strategies Portfolio
05/01/2009 to 12/31/2009	$10.03681	$12.34961	3,058
01/01/2010 to 12/31/2010	$12.34961	$13.64670	2,351
01/01/2011 to 12/31/2011	$13.64670	$13.27764	876
01/01/2012 to 12/31/2012	$13.27764	$14.66386	1,019
01/01/2013 to 12/31/2013	$14.66386	$16.61010	112
01/01/2014 to 12/31/2014	$16.61010	$17.12780	145
01/01/2015 to 12/31/2015	$17.12780	$16.77860	5
01/01/2016 to 12/31/2016	$16.77860	$17.46563	0
01/01/2017 to 12/31/2017	$17.46563	$19.84800	0
01/01/2018 to 12/31/2018	$19.84800	$18.15028	0
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99765	$11.54280	0
01/01/2014 to 12/31/2014	$11.54280	$12.69481	0
01/01/2015 to 12/31/2015	$12.69481	$12.54997	0
01/01/2016 to 12/31/2016	$12.54997	$13.50260	0
01/01/2017 to 12/31/2017	$13.50260	$16.02810	0
01/01/2018 to 12/31/2018	$16.02810	$14.30689	0
AST Balanced Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.02328	$11.97926	27,352
01/01/2010 to 12/31/2010	$11.97926	$13.07548	36,154
01/01/2011 to 12/31/2011	$13.07548	$12.55314	12,110
01/01/2012 to 12/31/2012	$12.55314	$13.72063	12,393
01/01/2013 to 12/31/2013	$13.72063	$15.68712	3,178
01/01/2014 to 12/31/2014	$15.68712	$16.23920	7,483
01/01/2015 to 12/31/2015	$16.23920	$15.85665	5,405
01/01/2016 to 12/31/2016	$15.85665	$16.38129	2,123
01/01/2017 to 12/31/2017	$16.38129	$18.29393	1,541
01/01/2018 to 12/31/2018	$18.29393	$16.89834	0
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99765	$9.09363	0
01/01/2012 to 12/31/2012	$9.09363	$9.88813	0
01/01/2013 to 12/31/2013	$9.88813	$10.65238	0
01/01/2014 to 12/31/2014	$10.65238	$10.85884	0
01/01/2015 to 12/31/2015	$10.85884	$10.23614	0
01/01/2016 to 12/31/2016	$10.23614	$10.64080	0
01/01/2017 to 12/31/2017	$10.64080	$11.64593	0
01/01/2018 to 12/31/2018	$11.64593	$10.71854	0

A-39

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Low Duration Bond Portfolio
05/01/2009 to 12/31/2009	$9.99034	$10.42936	742
01/01/2010 to 12/31/2010	$10.42936	$10.53072	725
01/01/2011 to 12/31/2011	$10.53072	$10.46455	337
01/01/2012 to 12/31/2012	$10.46455	$10.64662	402
01/01/2013 to 12/31/2013	$10.64662	$10.12151	104
01/01/2014 to 12/31/2014	$10.12151	$9.82667	305
01/01/2015 to 12/31/2015	$9.82667	$9.59594	257
01/01/2016 to 12/31/2016	$9.59594	$9.47866	113
01/01/2017 to 12/31/2017	$9.47866	$9.36942	164
01/01/2018 to 12/31/2018	$9.36942	$9.17175	0
AST BlackRock/Loomis Sayles Bond Portfolio
05/01/2009 to 12/31/2009	$9.98221	$10.99376	1,117
01/01/2010 to 12/31/2010	$10.99376	$11.50858	3,160
01/01/2011 to 12/31/2011	$11.50858	$11.54021	1,073
01/01/2012 to 12/31/2012	$11.54021	$12.25978	1,529
01/01/2013 to 12/31/2013	$12.25978	$11.69534	382
01/01/2014 to 12/31/2014	$11.69534	$11.84658	992
01/01/2015 to 12/31/2015	$11.84658	$11.26997	628
01/01/2016 to 12/31/2016	$11.26997	$11.41620	470
01/01/2017 to 12/31/2017	$11.41620	$11.57932	491
01/01/2018 to 12/31/2018	$11.57932	$11.17688	0
AST Bond Portfolio 2018
05/01/2009 to 12/31/2009	$9.92243	$9.62530	0
01/01/2010 to 12/31/2010	$9.62530	$10.40029	0
01/01/2011 to 12/31/2011	$10.40029	$11.48041	0
01/01/2012 to 12/31/2012	$11.48041	$11.79399	0
01/01/2013 to 12/31/2013	$11.79399	$11.10124	0
01/01/2014 to 12/31/2014	$11.10124	$11.07560	0
01/01/2015 to 12/31/2015	$11.07560	$10.85069	0
01/01/2016 to 12/31/2016	$10.85069	$10.71513	0
01/01/2017 to 12/31/2017	$10.71513	$10.48815	0
01/01/2018 to 12/31/2018	$10.48815	$10.26824	0
AST Bond Portfolio 2019
05/01/2009 to 12/31/2009	$9.90520	$9.52653	0
01/01/2010 to 12/31/2010	$9.52653	$10.30991	0
01/01/2011 to 12/31/2011	$10.30991	$11.62043	0
01/01/2012 to 12/31/2012	$11.62043	$11.95405	0
01/01/2013 to 12/31/2013	$11.95405	$11.05574	0
01/01/2014 to 12/31/2014	$11.05574	$11.20234	0
01/01/2015 to 12/31/2015	$11.20234	$11.00317	0
01/01/2016 to 12/31/2016	$11.00317	$10.84842	0
01/01/2017 to 12/31/2017	$10.84842	$10.62351	0
01/01/2018 to 12/31/2018	$10.62351	$10.38088	0
AST Bond Portfolio 2020
05/01/2009 to 12/31/2009	$9.88391	$9.20305	0
01/01/2010 to 12/31/2010	$9.20305	$10.00308	14,677
01/01/2011 to 12/31/2011	$10.00308	$11.53741	226
01/01/2012 to 12/31/2012	$11.53741	$11.92021	0
01/01/2013 to 12/31/2013	$11.92021	$10.82941	0
01/01/2014 to 12/31/2014	$10.82941	$11.17240	0
01/01/2015 to 12/31/2015	$11.17240	$11.02328	0
01/01/2016 to 12/31/2016	$11.02328	$10.92286	0
01/01/2017 to 12/31/2017	$10.92286	$10.70980	0
01/01/2018 to 12/31/2018	$10.70980	$10.43674	0

A-40

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$9.99687	$10.89415	8,272
01/01/2011 to 12/31/2011	$10.89415	$12.73720	130,312
01/01/2012 to 12/31/2012	$12.73720	$13.21853	58,852
01/01/2013 to 12/31/2013	$13.21853	$11.94658	12,423
01/01/2014 to 12/31/2014	$11.94658	$12.50166	10,633
01/01/2015 to 12/31/2015	$12.50166	$12.36591	12,144
01/01/2016 to 12/31/2016	$12.36591	$12.26262	12,471
01/01/2017 to 12/31/2017	$12.26262	$12.10620	12,838
01/01/2018 to 12/31/2018	$12.10620	$11.77109	0
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99765	$11.89644	30,027
01/01/2012 to 12/31/2012	$11.89644	$12.23651	55,428
01/01/2013 to 12/31/2013	$12.23651	$10.73273	9,109
01/01/2014 to 12/31/2014	$10.73273	$11.51176	0
01/01/2015 to 12/31/2015	$11.51176	$11.42184	0
01/01/2016 to 12/31/2016	$11.42184	$11.30336	0
01/01/2017 to 12/31/2017	$11.30336	$11.15790	0
01/01/2018 to 12/31/2018	$11.15790	$10.82582	0
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99688	$10.29090	34,729
01/01/2013 to 12/31/2013	$10.29090	$8.98072	228,808
01/01/2014 to 12/31/2014	$8.98072	$9.82895	125,610
01/01/2015 to 12/31/2015	$9.82895	$9.81053	5,943
01/01/2016 to 12/31/2016	$9.81053	$9.71677	5,936
01/01/2017 to 12/31/2017	$9.71677	$9.60382	5,929
01/01/2018 to 12/31/2018	$9.60382	$9.30705	5,921
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99843	$8.65866	1,128
01/01/2014 to 12/31/2014	$8.65866	$9.64246	0
01/01/2015 to 12/31/2015	$9.64246	$9.63683	0
01/01/2016 to 12/31/2016	$9.63683	$9.54433	0
01/01/2017 to 12/31/2017	$9.54433	$9.43213	0
01/01/2018 to 12/31/2018	$9.43213	$9.10588	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99843	$11.18573	0
01/01/2015 to 12/31/2015	$11.18573	$11.08777	131,456
01/01/2016 to 12/31/2016	$11.08777	$11.04227	0
01/01/2017 to 12/31/2017	$11.04227	$10.92809	0
01/01/2018 to 12/31/2018	$10.92809	$10.54045	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99843	$9.83480	0
01/01/2016 to 12/31/2016	$9.83480	$9.75677	119,010
01/01/2017 to 12/31/2017	$9.75677	$9.71208	88,941
01/01/2018 to 12/31/2018	$9.71208	$9.33877	116,498
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	$9.99688	$9.77727	57,160
01/01/2017 to 12/31/2017	$9.77727	$9.75752	27,817
01/01/2018 to 12/31/2018	$9.75752	$9.36167	0
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	$9.99687	$9.93279	0
01/01/2018 to 12/31/2018	$9.93279	$9.45291	0
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	$9.99687	$9.56111	0

A-41

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Capital Growth Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.03859	$12.24685	46,349
01/01/2010 to 12/31/2010	$12.24685	$13.49380	57,094
01/01/2011 to 12/31/2011	$13.49380	$12.79585	27,274
01/01/2012 to 12/31/2012	$12.79585	$14.14103	32,720
01/01/2013 to 12/31/2013	$14.14103	$16.85941	10,252
01/01/2014 to 12/31/2014	$16.85941	$17.53034	30,460
01/01/2015 to 12/31/2015	$17.53034	$17.12711	15,825
01/01/2016 to 12/31/2016	$17.12711	$17.78347	8,356
01/01/2017 to 12/31/2017	$17.78347	$20.37563	16,040
01/01/2018 to 12/31/2018	$20.37563	$18.56703	3,374
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99765	$11.54451	0
01/01/2014 to 12/31/2014	$11.54451	$12.74610	0
01/01/2015 to 12/31/2015	$12.74610	$11.94443	0
01/01/2016 to 12/31/2016	$11.94443	$13.33769	0
01/01/2017 to 12/31/2017	$13.33769	$15.34847	0
01/01/2018 to 12/31/2018	$15.34847	$14.20276	0
AST Cohen & Steers Realty Portfolio
05/01/2009 to 12/31/2009	$9.61460	$14.43722	0
01/01/2010 to 12/31/2010	$14.43722	$18.05639	988
01/01/2011 to 12/31/2011	$18.05639	$18.70485	289
01/01/2012 to 12/31/2012	$18.70485	$20.96661	417
01/01/2013 to 12/31/2013	$20.96661	$21.01402	120
01/01/2014 to 12/31/2014	$21.01402	$26.73535	242
01/01/2015 to 12/31/2015	$26.73535	$27.24049	122
01/01/2016 to 12/31/2016	$27.24049	$27.74967	0
01/01/2017 to 12/31/2017	$27.74967	$28.65410	0
01/01/2018 to 12/31/2018	$28.65410	$26.51803	0
AST Fidelity Institutional AM® Quantitative Portfolio
formerly,AST FI Pyramis® Quantitative Portfolio
05/01/2009 to 12/31/2009	$10.01295	$12.23369	842
01/01/2010 to 12/31/2010	$12.23369	$13.59671	3,829
01/01/2011 to 12/31/2011	$13.59671	$13.01536	1,912
01/01/2012 to 12/31/2012	$13.01536	$13.99302	1,903
01/01/2013 to 12/31/2013	$13.99302	$15.60599	417
01/01/2014 to 12/31/2014	$15.60599	$15.64405	257
01/01/2015 to 12/31/2015	$15.64405	$15.35376	217
01/01/2016 to 12/31/2016	$15.35376	$15.55677	95
01/01/2017 to 12/31/2017	$15.55677	$17.61000	138
01/01/2018 to 12/31/2018	$17.61000	$15.78563	0
AST Global Real Estate Portfolio
05/01/2009 to 12/31/2009	$9.85922	$13.86394	0
01/01/2010 to 12/31/2010	$13.86394	$16.19501	0
01/01/2011 to 12/31/2011	$16.19501	$14.94613	0
01/01/2012 to 12/31/2012	$14.94613	$18.41732	0
01/01/2013 to 12/31/2013	$18.41732	$18.67631	0
01/01/2014 to 12/31/2014	$18.67631	$20.67708	0
01/01/2015 to 12/31/2015	$20.67708	$20.07626	0
01/01/2016 to 12/31/2016	$20.07626	$19.68654	0
01/01/2017 to 12/31/2017	$19.68654	$21.21604	0
01/01/2018 to 12/31/2018	$21.21604	$19.64379	0

A-42

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$10.12443	$12.14186	0
01/01/2010 to 12/31/2010	$12.14186	$13.32031	0
01/01/2011 to 12/31/2011	$13.32031	$12.23098	0
01/01/2012 to 12/31/2012	$12.23098	$14.22324	0
01/01/2013 to 12/31/2013	$14.22324	$18.45898	0
01/01/2014 to 12/31/2014	$18.45898	$20.29460	0
01/01/2015 to 12/31/2015	$20.29460	$18.81110	0
01/01/2016 to 12/31/2016	$18.81110	$20.39220	0
01/01/2017 to 12/31/2017	$20.39220	$21.75081	0
01/01/2018 to 12/31/2018	$21.75081	$19.33206	0
AST Goldman Sachs Mid-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$10.05946	$13.41553	309
01/01/2010 to 12/31/2010	$13.41553	$15.62225	247
01/01/2011 to 12/31/2011	$15.62225	$14.73060	121
01/01/2012 to 12/31/2012	$14.73060	$17.12252	157
01/01/2013 to 12/31/2013	$17.12252	$21.99681	0
01/01/2014 to 12/31/2014	$21.99681	$23.84113	0
01/01/2015 to 12/31/2015	$23.84113	$21.85178	0
01/01/2016 to 12/31/2016	$21.85178	$21.58651	0
01/01/2017 to 12/31/2017	$21.58651	$26.66365	0
01/01/2018 to 12/31/2018	$26.66365	$24.78108	0
AST Goldman Sachs Multi-Asset Portfolio
05/01/2009 to 12/31/2009	$10.02447	$11.79847	8,311
01/01/2010 to 12/31/2010	$11.79847	$12.79587	7,882
01/01/2011 to 12/31/2011	$12.79587	$12.37284	4,165
01/01/2012 to 12/31/2012	$12.37284	$13.24148	4,159
01/01/2013 to 12/31/2013	$13.24148	$14.13211	655
01/01/2014 to 12/31/2014	$14.13211	$14.28890	152
01/01/2015 to 12/31/2015	$14.28890	$13.75975	5
01/01/2016 to 12/31/2016	$13.75975	$14.07572	0
01/01/2017 to 12/31/2017	$14.07572	$15.36047	0
01/01/2018 to 12/31/2018	$15.36047	$13.87171	0
AST Goldman Sachs Small-Cap Value Portfolio
05/01/2009 to 12/31/2009	$9.95299	$12.69363	406
01/01/2010 to 12/31/2010	$12.69363	$15.63815	321
01/01/2011 to 12/31/2011	$15.63815	$15.39602	171
01/01/2012 to 12/31/2012	$15.39602	$17.30891	225
01/01/2013 to 12/31/2013	$17.30891	$23.35012	57
01/01/2014 to 12/31/2014	$23.35012	$24.32540	0
01/01/2015 to 12/31/2015	$24.32540	$22.34072	0
01/01/2016 to 12/31/2016	$22.34072	$26.99147	0
01/01/2017 to 12/31/2017	$26.99147	$29.43016	0
01/01/2018 to 12/31/2018	$29.43016	$24.57387	0
AST Government Money Market Portfolio
05/01/2009 to 12/31/2009	$9.99944	$9.81635	0
01/01/2010 to 12/31/2010	$9.81635	$9.54203	0
01/01/2011 to 12/31/2011	$9.54203	$9.27565	0
01/01/2012 to 12/31/2012	$9.27565	$9.01439	0
01/01/2013 to 12/31/2013	$9.01439	$8.76033	0
01/01/2014 to 12/31/2014	$8.76033	$8.51349	0
01/01/2015 to 12/31/2015	$8.51349	$8.27358	0
01/01/2016 to 12/31/2016	$8.27358	$8.04105	0
01/01/2017 to 12/31/2017	$8.04105	$7.84150	0
01/01/2018 to 12/31/2018	$7.84150	$7.71836	0

A-43

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST High Yield Portfolio
05/01/2009 to 12/31/2009	$10.01688	$12.45202	438
01/01/2010 to 12/31/2010	$12.45202	$13.73475	350
01/01/2011 to 12/31/2011	$13.73475	$13.77187	194
01/01/2012 to 12/31/2012	$13.77187	$15.23997	233
01/01/2013 to 12/31/2013	$15.23997	$15.87391	59
01/01/2014 to 12/31/2014	$15.87391	$15.82100	0
01/01/2015 to 12/31/2015	$15.82100	$14.82713	0
01/01/2016 to 12/31/2016	$14.82713	$16.62887	0
01/01/2017 to 12/31/2017	$16.62887	$17.36890	0
01/01/2018 to 12/31/2018	$17.36890	$16.54149	0
AST Hotchkis & Wiley Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$10.06244	$12.66779	0
01/01/2010 to 12/31/2010	$12.66779	$13.93094	0
01/01/2011 to 12/31/2011	$13.93094	$12.97247	0
01/01/2012 to 12/31/2012	$12.97247	$14.73501	0
01/01/2013 to 12/31/2013	$14.73501	$20.02801	0
01/01/2014 to 12/31/2014	$20.02801	$22.13913	0
01/01/2015 to 12/31/2015	$22.13913	$19.82910	0
01/01/2016 to 12/31/2016	$19.82910	$23.10377	0
01/01/2017 to 12/31/2017	$23.10377	$26.76418	0
01/01/2018 to 12/31/2018	$26.76418	$22.32506	0
AST International Growth Portfolio
05/01/2009 to 12/31/2009	$10.14301	$13.20314	168
01/01/2010 to 12/31/2010	$13.20314	$14.69146	131
01/01/2011 to 12/31/2011	$14.69146	$12.43255	57
01/01/2012 to 12/31/2012	$12.43255	$14.54213	94
01/01/2013 to 12/31/2013	$14.54213	$16.82548	0
01/01/2014 to 12/31/2014	$16.82548	$15.44772	0
01/01/2015 to 12/31/2015	$15.44772	$15.48494	0
01/01/2016 to 12/31/2016	$15.48494	$14.48094	0
01/01/2017 to 12/31/2017	$14.48094	$19.05997	0
01/01/2018 to 12/31/2018	$19.05997	$16.05070	0
AST International Value Portfolio
05/01/2009 to 12/31/2009	$10.11751	$13.03546	169
01/01/2010 to 12/31/2010	$13.03546	$14.07233	132
01/01/2011 to 12/31/2011	$14.07233	$11.95986	57
01/01/2012 to 12/31/2012	$11.95986	$13.56045	94
01/01/2013 to 12/31/2013	$13.56045	$15.74384	0
01/01/2014 to 12/31/2014	$15.74384	$14.27428	0
01/01/2015 to 12/31/2015	$14.27428	$13.98525	0
01/01/2016 to 12/31/2016	$13.98525	$13.67097	0
01/01/2017 to 12/31/2017	$13.67097	$16.31782	0
01/01/2018 to 12/31/2018	$16.31782	$13.29672	0
AST J.P. Morgan Global Thematic Portfolio
05/01/2009 to 12/31/2009	$10.04083	$12.18507	2,054
01/01/2010 to 12/31/2010	$12.18507	$13.47799	2,262
01/01/2011 to 12/31/2011	$13.47799	$13.02412	859
01/01/2012 to 12/31/2012	$13.02412	$14.37559	1,214
01/01/2013 to 12/31/2013	$14.37559	$16.24506	525
01/01/2014 to 12/31/2014	$16.24506	$16.79199	974
01/01/2015 to 12/31/2015	$16.79199	$16.14776	669
01/01/2016 to 12/31/2016	$16.14776	$16.51251	324
01/01/2017 to 12/31/2017	$16.51251	$18.76953	584
01/01/2018 to 12/31/2018	$18.76953	$16.89308	8

A-44

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan International Equity Portfolio
05/01/2009 to 12/31/2009	$10.12716	$13.51911	1,026
01/01/2010 to 12/31/2010	$13.51911	$14.08039	919
01/01/2011 to 12/31/2011	$14.08039	$12.43189	429
01/01/2012 to 12/31/2012	$12.43189	$14.72777	549
01/01/2013 to 12/31/2013	$14.72777	$16.51139	79
01/01/2014 to 12/31/2014	$16.51139	$15.02462	233
01/01/2015 to 12/31/2015	$15.02462	$14.19299	196
01/01/2016 to 12/31/2016	$14.19299	$14.06042	86
01/01/2017 to 12/31/2017	$14.06042	$17.71463	125
01/01/2018 to 12/31/2018	$17.71463	$14.20557	0
AST J.P. Morgan Strategic Opportunities Portfolio
05/01/2009 to 12/31/2009	$10.07957	$11.60698	375
01/01/2010 to 12/31/2010	$11.60698	$12.10548	294
01/01/2011 to 12/31/2011	$12.10548	$11.79238	128
01/01/2012 to 12/31/2012	$11.79238	$12.68783	209
01/01/2013 to 12/31/2013	$12.68783	$13.69062	0
01/01/2014 to 12/31/2014	$13.69062	$14.02975	0
01/01/2015 to 12/31/2015	$14.02975	$13.60941	0
01/01/2016 to 12/31/2016	$13.60941	$13.73448	0
01/01/2017 to 12/31/2017	$13.73448	$14.96923	0
01/01/2018 to 12/31/2018	$14.96923	$13.79932	0
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08304	$10.27450	0
01/01/2010 to 12/31/2010	$10.27450	$11.11489	0
01/01/2011 to 12/31/2011	$11.11489	$10.87371	0
01/01/2012 to 12/31/2012	$10.87371	$12.17150	0
01/01/2013 to 12/31/2013	$12.17150	$16.14539	0
01/01/2014 to 12/31/2014	$16.14539	$17.18161	0
01/01/2015 to 12/31/2015	$17.18161	$18.47302	0
01/01/2016 to 12/31/2016	$18.47302	$17.69062	0
01/01/2017 to 12/31/2017	$17.69062	$23.35406	0
01/01/2018 to 12/31/2018	$23.35406	$22.32655	0
AST Loomis Sayles Large-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$10.00707	$12.64986	0
01/01/2010 to 12/31/2010	$12.64986	$14.72189	0
01/01/2011 to 12/31/2011	$14.72189	$14.17691	0
01/01/2012 to 12/31/2012	$14.17691	$15.46657	0
01/01/2013 to 12/31/2013	$15.46657	$20.53389	0
01/01/2014 to 12/31/2014	$20.53389	$22.06848	0
01/01/2015 to 12/31/2015	$22.06848	$23.60668	0
01/01/2016 to 12/31/2016	$23.60668	$24.22231	0
01/01/2017 to 12/31/2017	$24.22231	$31.30800	0
01/01/2018 to 12/31/2018	$31.30800	$29.60288	0
AST MFS Global Equity Portfolio
05/01/2009 to 12/31/2009	$10.07221	$13.29699	475
01/01/2010 to 12/31/2010	$13.29699	$14.47925	377
01/01/2011 to 12/31/2011	$14.47925	$13.63097	177
01/01/2012 to 12/31/2012	$13.63097	$16.30309	250
01/01/2013 to 12/31/2013	$16.30309	$20.22206	0
01/01/2014 to 12/31/2014	$20.22206	$20.36548	0
01/01/2015 to 12/31/2015	$20.36548	$19.50145	0
01/01/2016 to 12/31/2016	$19.50145	$20.30110	62
01/01/2017 to 12/31/2017	$20.30110	$24.43446	49
01/01/2018 to 12/31/2018	$24.43446	$21.47369	0

A-45

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Portfolio
05/01/2009 to 12/31/2009	$10.02799	$12.08937	240
01/01/2010 to 12/31/2010	$12.08937	$13.25078	192
01/01/2011 to 12/31/2011	$13.25078	$12.80149	118
01/01/2012 to 12/31/2012	$12.80149	$14.56538	133
01/01/2013 to 12/31/2013	$14.56538	$19.35080	61
01/01/2014 to 12/31/2014	$19.35080	$20.44340	0
01/01/2015 to 12/31/2015	$20.44340	$21.30341	0
01/01/2016 to 12/31/2016	$21.30341	$21.10004	0
01/01/2017 to 12/31/2017	$21.10004	$26.80449	0
01/01/2018 to 12/31/2018	$26.80449	$26.60470	0
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99766	$10.15162	0
01/01/2013 to 12/31/2013	$10.15162	$13.26974	0
01/01/2014 to 12/31/2014	$13.26974	$14.21340	0
01/01/2015 to 12/31/2015	$14.21340	$13.71289	0
01/01/2016 to 12/31/2016	$13.71289	$15.11929	0
01/01/2017 to 12/31/2017	$15.11929	$17.24237	0
01/01/2018 to 12/31/2018	$17.24237	$15.05298	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
05/01/2009 to 12/31/2009	$10.13080	$13.64671	218
01/01/2010 to 12/31/2010	$13.64671	$16.37056	163
01/01/2011 to 12/31/2011	$16.37056	$15.51464	100
01/01/2012 to 12/31/2012	$15.51464	$17.65898	113
01/01/2013 to 12/31/2013	$17.65898	$24.37077	52
01/01/2014 to 12/31/2014	$24.37077	$27.05898	0
01/01/2015 to 12/31/2015	$27.05898	$24.81389	0
01/01/2016 to 12/31/2016	$24.81389	$28.51263	0
01/01/2017 to 12/31/2017	$28.51263	$31.53248	0
01/01/2018 to 12/31/2018	$31.53248	$25.60041	0
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99766	$10.24037	0
01/01/2013 to 12/31/2013	$10.24037	$11.83415	0
01/01/2014 to 12/31/2014	$11.83415	$12.09158	0
01/01/2015 to 12/31/2015	$12.09158	$11.60482	0
01/01/2016 to 12/31/2016	$11.60482	$11.76601	0
01/01/2017 to 12/31/2017	$11.76601	$13.32137	0
01/01/2018 to 12/31/2018	$13.32137	$11.87275	0
AST Parametric Emerging Markets Equity Portfolio
05/01/2009 to 12/31/2009	$10.05416	$14.72003	934
01/01/2010 to 12/31/2010	$14.72003	$17.49127	2,204
01/01/2011 to 12/31/2011	$17.49127	$13.55286	892
01/01/2012 to 12/31/2012	$13.55286	$15.53151	1,274
01/01/2013 to 12/31/2013	$15.53151	$15.12734	296
01/01/2014 to 12/31/2014	$15.12734	$14.01233	767
01/01/2015 to 12/31/2015	$14.01233	$11.33933	551
01/01/2016 to 12/31/2016	$11.33933	$12.38282	248
01/01/2017 to 12/31/2017	$12.38282	$15.20931	246
01/01/2018 to 12/31/2018	$15.20931	$12.70220	0

A-46

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Preservation Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.02077	$11.54735	21,115
01/01/2010 to 12/31/2010	$11.54735	$12.40842	24,342
01/01/2011 to 12/31/2011	$12.40842	$12.17950	14,595
01/01/2012 to 12/31/2012	$12.17950	$13.06345	13,567
01/01/2013 to 12/31/2013	$13.06345	$13.86479	1,785
01/01/2014 to 12/31/2014	$13.86479	$14.25219	4,606
01/01/2015 to 12/31/2015	$14.25219	$13.87036	3,187
01/01/2016 to 12/31/2016	$13.87036	$14.22518	1,590
01/01/2017 to 12/31/2017	$14.22518	$15.22584	274
01/01/2018 to 12/31/2018	$15.22584	$14.37418	0
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01757	$10.04992	0
01/01/2012 to 12/31/2012	$10.04992	$10.46050	0
01/01/2013 to 12/31/2013	$10.46050	$9.93057	0
01/01/2014 to 12/31/2014	$9.93057	$10.23568	0
01/01/2015 to 12/31/2015	$10.23568	$9.92049	0
01/01/2016 to 12/31/2016	$9.92049	$10.04741	0
01/01/2017 to 12/31/2017	$10.04741	$10.31864	0
01/01/2018 to 12/31/2018	$10.31864	$9.94465	0
AST Prudential Growth Allocation Portfolio
05/01/2009 to 12/31/2009	$9.98495	$12.09411	23,369
01/01/2010 to 12/31/2010	$12.09411	$13.98889	30,229
01/01/2011 to 12/31/2011	$13.98889	$12.75026	9,829
01/01/2012 to 12/31/2012	$12.75026	$13.99125	13,083
01/01/2013 to 12/31/2013	$13.99125	$15.91194	4,075
01/01/2014 to 12/31/2014	$15.91194	$16.88571	8,302
01/01/2015 to 12/31/2015	$16.88571	$16.30914	6,797
01/01/2016 to 12/31/2016	$16.30914	$17.45058	3,496
01/01/2017 to 12/31/2017	$17.45058	$19.69018	5,093
01/01/2018 to 12/31/2018	$19.69018	$17.67886	347
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99765	$11.58209	0
01/01/2014 to 12/31/2014	$11.58209	$12.97130	0
01/01/2015 to 12/31/2015	$12.97130	$12.80021	0
01/01/2016 to 12/31/2016	$12.80021	$13.79086	0
01/01/2017 to 12/31/2017	$13.79086	$16.27330	0
01/01/2018 to 12/31/2018	$16.27330	$14.68117	0
AST QMA US Equity Alpha Portfolio
05/01/2009 to 12/31/2009	$10.07694	$12.74087	0
01/01/2010 to 12/31/2010	$12.74087	$14.24535	0
01/01/2011 to 12/31/2011	$14.24535	$14.32313	0
01/01/2012 to 12/31/2012	$14.32313	$16.53620	0
01/01/2013 to 12/31/2013	$16.53620	$21.28161	0
01/01/2014 to 12/31/2014	$21.28161	$24.24195	0
01/01/2015 to 12/31/2015	$24.24195	$24.28404	0
01/01/2016 to 12/31/2016	$24.28404	$27.10512	0
01/01/2017 to 12/31/2017	$27.10512	$32.20511	0
01/01/2018 to 12/31/2018	$32.20511	$28.72105	0

A-47

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99765	$8.82882	0
01/01/2012 to 12/31/2012	$8.82882	$9.70841	0
01/01/2013 to 12/31/2013	$9.70841	$11.54802	0
01/01/2014 to 12/31/2014	$11.54802	$11.95215	0
01/01/2015 to 12/31/2015	$11.95215	$11.63267	0
01/01/2016 to 12/31/2016	$11.63267	$12.02034	0
01/01/2017 to 12/31/2017	$12.02034	$13.80761	0
01/01/2018 to 12/31/2018	$13.80761	$12.54051	0
AST RCM World Trends Portfolio
05/01/2009 to 12/31/2009	$10.03965	$11.87622	8,078
01/01/2010 to 12/31/2010	$11.87622	$12.91720	13,631
01/01/2011 to 12/31/2011	$12.91720	$12.32571	6,383
01/01/2012 to 12/31/2012	$12.32571	$13.20927	5,925
01/01/2013 to 12/31/2013	$13.20927	$14.43386	1,725
01/01/2014 to 12/31/2014	$14.43386	$14.74796	2,899
01/01/2015 to 12/31/2015	$14.74796	$14.30840	1,945
01/01/2016 to 12/31/2016	$14.30840	$14.57555	871
01/01/2017 to 12/31/2017	$14.57555	$16.46545	1,122
01/01/2018 to 12/31/2018	$16.46545	$14.73439	252
AST Small-Cap Growth Opportunities Portfolio
05/01/2009 to 12/31/2009	$9.98042	$12.91689	0
01/01/2010 to 12/31/2010	$12.91689	$16.63865	0
01/01/2011 to 12/31/2011	$16.63865	$14.05001	0
01/01/2012 to 12/31/2012	$14.05001	$16.39412	0
01/01/2013 to 12/31/2013	$16.39412	$22.43449	0
01/01/2014 to 12/31/2014	$22.43449	$22.87941	0
01/01/2015 to 12/31/2015	$22.87941	$22.53136	0
01/01/2016 to 12/31/2016	$22.53136	$23.58370	0
01/01/2017 to 12/31/2017	$23.58370	$29.26788	0
01/01/2018 to 12/31/2018	$29.26788	$25.35432	0
AST Small-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$10.00810	$13.06689	176
01/01/2010 to 12/31/2010	$13.06689	$17.32359	138
01/01/2011 to 12/31/2011	$17.32359	$16.67116	60
01/01/2012 to 12/31/2012	$16.67116	$18.17307	98
01/01/2013 to 12/31/2013	$18.17307	$23.87319	0
01/01/2014 to 12/31/2014	$23.87319	$24.08633	0
01/01/2015 to 12/31/2015	$24.08633	$23.59132	0
01/01/2016 to 12/31/2016	$23.59132	$25.69692	0
01/01/2017 to 12/31/2017	$25.69692	$30.94770	0
01/01/2018 to 12/31/2018	$30.94770	$27.54315	0
AST Small-Cap Value Portfolio
05/01/2009 to 12/31/2009	$9.97538	$12.87524	0
01/01/2010 to 12/31/2010	$12.87524	$15.76516	0
01/01/2011 to 12/31/2011	$15.76516	$14.40570	0
01/01/2012 to 12/31/2012	$14.40570	$16.54135	0
01/01/2013 to 12/31/2013	$16.54135	$22.08772	0
01/01/2014 to 12/31/2014	$22.08772	$22.59599	0
01/01/2015 to 12/31/2015	$22.59599	$21.01258	0
01/01/2016 to 12/31/2016	$21.01258	$26.38578	0
01/01/2017 to 12/31/2017	$26.38578	$27.52817	0
01/01/2018 to 12/31/2018	$27.52817	$22.18044	0

A-48

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.03813	$12.08359	15,745
01/01/2010 to 12/31/2010	$12.08359	$13.09769	14,981
01/01/2011 to 12/31/2011	$13.09769	$12.98178	5,981
01/01/2012 to 12/31/2012	$12.98178	$14.31783	8,172
01/01/2013 to 12/31/2013	$14.31783	$16.25663	1,624
01/01/2014 to 12/31/2014	$16.25663	$16.72736	3,516
01/01/2015 to 12/31/2015	$16.72736	$16.26270	2,134
01/01/2016 to 12/31/2016	$16.26270	$16.99787	1,192
01/01/2017 to 12/31/2017	$16.99787	$19.06553	2,369
01/01/2018 to 12/31/2018	$19.06553	$17.53834	134
AST T. Rowe Price Large-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$9.98673	$13.09279	0
01/01/2010 to 12/31/2010	$13.09279	$14.73561	1,741
01/01/2011 to 12/31/2011	$14.73561	$14.07817	542
01/01/2012 to 12/31/2012	$14.07817	$16.08630	787
01/01/2013 to 12/31/2013	$16.08630	$22.51592	170
01/01/2014 to 12/31/2014	$22.51592	$23.70742	384
01/01/2015 to 12/31/2015	$23.70742	$25.24725	188
01/01/2016 to 12/31/2016	$25.24725	$25.19945	0
01/01/2017 to 12/31/2017	$25.19945	$33.77027	0
01/01/2018 to 12/31/2018	$33.77027	$34.08194	0
AST T. Rowe Price Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$10.09806	$12.69129	0
01/01/2010 to 12/31/2010	$12.69129	$13.86830	0
01/01/2011 to 12/31/2011	$13.86830	$13.41167	0
01/01/2012 to 12/31/2012	$13.41167	$14.77963	0
01/01/2013 to 12/31/2013	$14.77963	$19.33716	0
01/01/2014 to 12/31/2014	$19.33716	$19.08488	0
01/01/2015 to 12/31/2015	$19.08488	$17.42223	0
01/01/2016 to 12/31/2016	$17.42223	$17.96996	0
01/01/2017 to 12/31/2017	$17.96996	$20.35588	0
01/01/2018 to 12/31/2018	$20.35588	$17.85829	0
AST T. Rowe Price Natural Resources Portfolio
05/01/2009 to 12/31/2009	$10.30083	$13.68439	762
01/01/2010 to 12/31/2010	$13.68439	$16.01918	1,076
01/01/2011 to 12/31/2011	$16.01918	$13.24576	456
01/01/2012 to 12/31/2012	$13.24576	$13.33724	634
01/01/2013 to 12/31/2013	$13.33724	$14.95489	134
01/01/2014 to 12/31/2014	$14.95489	$13.31801	369
01/01/2015 to 12/31/2015	$13.31801	$10.45048	286
01/01/2016 to 12/31/2016	$10.45048	$12.65667	83
01/01/2017 to 12/31/2017	$12.65667	$13.56881	121
01/01/2018 to 12/31/2018	$13.56881	$10.98847	0
AST Templeton Global Bond Portfolio
05/01/2009 to 12/31/2009	$10.01714	$11.04788	0
01/01/2010 to 12/31/2010	$11.04788	$11.35324	0
01/01/2011 to 12/31/2011	$11.35324	$11.48880	0
01/01/2012 to 12/31/2012	$11.48880	$11.74777	0
01/01/2013 to 12/31/2013	$11.74777	$10.98812	0
01/01/2014 to 12/31/2014	$10.98812	$10.73789	0
01/01/2015 to 12/31/2015	$10.73789	$9.95324	0
01/01/2016 to 12/31/2016	$9.95324	$10.09488	0
01/01/2017 to 12/31/2017	$10.09488	$10.01132	0
01/01/2018 to 12/31/2018	$10.01132	$9.92208	0

A-49

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST WEDGE Capital Mid-Cap Value Portfolio
05/01/2009 to 12/31/2009	$9.98565	$13.16329	0
01/01/2010 to 12/31/2010	$13.16329	$15.81268	0
01/01/2011 to 12/31/2011	$15.81268	$14.83729	0
01/01/2012 to 12/31/2012	$14.83729	$17.07294	0
01/01/2013 to 12/31/2013	$17.07294	$21.97029	0
01/01/2014 to 12/31/2014	$21.97029	$24.54728	0
01/01/2015 to 12/31/2015	$24.54728	$22.27879	0
01/01/2016 to 12/31/2016	$22.27879	$24.68281	0
01/01/2017 to 12/31/2017	$24.68281	$28.43450	0
01/01/2018 to 12/31/2018	$28.43450	$23.06243	0
AST Wellington Management Hedged Equity Portfolio
05/01/2009 to 12/31/2009	$10.06152	$12.69785	0
01/01/2010 to 12/31/2010	$12.69785	$14.14635	0
01/01/2011 to 12/31/2011	$14.14635	$13.27322	0
01/01/2012 to 12/31/2012	$13.27322	$14.31824	0
01/01/2013 to 12/31/2013	$14.31824	$16.76765	0
01/01/2014 to 12/31/2014	$16.76765	$17.19202	0
01/01/2015 to 12/31/2015	$17.19202	$16.60164	0
01/01/2016 to 12/31/2016	$16.60164	$17.18755	0
01/01/2017 to 12/31/2017	$17.18755	$18.97512	0
01/01/2018 to 12/31/2018	$18.97512	$17.51589	0
AST Western Asset Core Plus Bond Portfolio
05/01/2009 to 12/31/2009	$9.98889	$10.70190	2,892
01/01/2010 to 12/31/2010	$10.70190	$11.21130	2,918
01/01/2011 to 12/31/2011	$11.21130	$11.55237	1,315
01/01/2012 to 12/31/2012	$11.55237	$12.10765	1,567
01/01/2013 to 12/31/2013	$12.10765	$11.59075	406
01/01/2014 to 12/31/2014	$11.59075	$12.07478	1,187
01/01/2015 to 12/31/2015	$12.07478	$11.87956	1,003
01/01/2016 to 12/31/2016	$11.87956	$12.14013	440
01/01/2017 to 12/31/2017	$12.14013	$12.54314	639
01/01/2018 to 12/31/2018	$12.54314	$11.91180	0
ProFund VP Consumer Goods Portfolio
05/01/2009 to 12/31/2009	$10.02904	$12.50535	0
01/01/2010 to 12/31/2010	$12.50535	$14.26310	0
01/01/2011 to 12/31/2011	$14.26310	$14.82473	0
01/01/2012 to 12/31/2012	$14.82473	$15.97032	0
01/01/2013 to 12/31/2013	$15.97032	$19.93628	0
01/01/2014 to 12/31/2014	$19.93628	$21.35593	0
01/01/2015 to 12/31/2015	$21.35593	$21.61806	0
01/01/2016 to 12/31/2016	$21.61806	$21.75484	0
01/01/2017 to 12/31/2017	$21.75484	$24.32661	0
01/01/2018 to 12/31/2018	$24.32661	$20.13803	0
ProFund VP Consumer Services
05/01/2009 to 12/31/2009	$9.95189	$12.24326	0
01/01/2010 to 12/31/2010	$12.24326	$14.44336	0
01/01/2011 to 12/31/2011	$14.44336	$14.80905	0
01/01/2012 to 12/31/2012	$14.80905	$17.57114	0
01/01/2013 to 12/31/2013	$17.57114	$23.88422	0
01/01/2014 to 12/31/2014	$23.88422	$26.10339	0
01/01/2015 to 12/31/2015	$26.10339	$26.55714	0
01/01/2016 to 12/31/2016	$26.55714	$26.89094	0
01/01/2017 to 12/31/2017	$26.89094	$30.93566	0
01/01/2018 to 12/31/2018	$30.93566	$30.24384	0

A-50

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Financials
05/01/2009 to 12/31/2009	$9.82693	$12.81426	0
01/01/2010 to 12/31/2010	$12.81426	$13.81448	0
01/01/2011 to 12/31/2011	$13.81448	$11.56849	0
01/01/2012 to 12/31/2012	$11.56849	$14.02192	0
01/01/2013 to 12/31/2013	$14.02192	$17.99814	0
01/01/2014 to 12/31/2014	$17.99814	$19.75027	0
01/01/2015 to 12/31/2015	$19.75027	$18.90673	0
01/01/2016 to 12/31/2016	$18.90673	$21.19040	100
01/01/2017 to 12/31/2017	$21.19040	$24.34116	83
01/01/2018 to 12/31/2018	$24.34116	$21.18456	0
ProFund VP Health Care
05/01/2009 to 12/31/2009	$9.97635	$12.72096	0
01/01/2010 to 12/31/2010	$12.72096	$12.71409	0
01/01/2011 to 12/31/2011	$12.71409	$13.60605	0
01/01/2012 to 12/31/2012	$13.60605	$15.52304	0
01/01/2013 to 12/31/2013	$15.52304	$21.08360	0
01/01/2014 to 12/31/2014	$21.08360	$25.34544	0
01/01/2015 to 12/31/2015	$25.34544	$25.86832	0
01/01/2016 to 12/31/2016	$25.86832	$24.12204	85
01/01/2017 to 12/31/2017	$24.12204	$28.34819	69
01/01/2018 to 12/31/2018	$28.34819	$28.76636	0
ProFund VP Industrials
05/01/2009 to 12/31/2009	$10.11148	$12.71613	0
01/01/2010 to 12/31/2010	$12.71613	$15.29291	0
01/01/2011 to 12/31/2011	$15.29291	$14.59728	0
01/01/2012 to 12/31/2012	$14.59728	$16.42616	0
01/01/2013 to 12/31/2013	$16.42616	$22.05967	0
01/01/2014 to 12/31/2014	$22.05967	$22.63352	0
01/01/2015 to 12/31/2015	$22.63352	$21.24320	0
01/01/2016 to 12/31/2016	$21.24320	$24.26882	0
01/01/2017 to 12/31/2017	$24.26882	$28.86999	0
01/01/2018 to 12/31/2018	$28.86999	$24.47053	0
ProFund VP Large-Cap Growth
05/01/2009 to 12/31/2009	$10.06836	$12.57881	0
01/01/2010 to 12/31/2010	$12.57881	$13.83618	0
01/01/2011 to 12/31/2011	$13.83618	$13.86777	0
01/01/2012 to 12/31/2012	$13.86777	$15.18998	0
01/01/2013 to 12/31/2013	$15.18998	$19.28885	0
01/01/2014 to 12/31/2014	$19.28885	$21.16860	0
01/01/2015 to 12/31/2015	$21.16860	$21.34480	0
01/01/2016 to 12/31/2016	$21.34480	$21.78514	114
01/01/2017 to 12/31/2017	$21.78514	$26.52812	89
01/01/2018 to 12/31/2018	$26.52812	$25.29680	0
ProFund VP Large-Cap Value
05/01/2009 to 12/31/2009	$10.03414	$12.63430	0
01/01/2010 to 12/31/2010	$12.63430	$13.86165	0
01/01/2011 to 12/31/2011	$13.86165	$13.29931	0
01/01/2012 to 12/31/2012	$13.29931	$14.91668	0
01/01/2013 to 12/31/2013	$14.91668	$18.82975	0
01/01/2014 to 12/31/2014	$18.82975	$20.21588	0
01/01/2015 to 12/31/2015	$20.21588	$18.71578	0
01/01/2016 to 12/31/2016	$18.71578	$20.99659	120
01/01/2017 to 12/31/2017	$20.99659	$23.14808	105
01/01/2018 to 12/31/2018	$23.14808	$20.10164	0

A-51

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Mid-Cap Growth
05/01/2009 to 12/31/2009	$9.99440	$12.60128	0
01/01/2010 to 12/31/2010	$12.60128	$15.72664	0
01/01/2011 to 12/31/2011	$15.72664	$14.84187	0
01/01/2012 to 12/31/2012	$14.84187	$16.64111	0
01/01/2013 to 12/31/2013	$16.64111	$21.10892	0
01/01/2014 to 12/31/2014	$21.10892	$21.72250	0
01/01/2015 to 12/31/2015	$21.72250	$21.17006	0
01/01/2016 to 12/31/2016	$21.17006	$23.22422	0
01/01/2017 to 12/31/2017	$23.22422	$26.70371	0
01/01/2018 to 12/31/2018	$26.70371	$22.83870	0
ProFund VP Mid-Cap Value
05/01/2009 to 12/31/2009	$9.91638	$12.70255	0
01/01/2010 to 12/31/2010	$12.70255	$14.86940	0
01/01/2011 to 12/31/2011	$14.86940	$13.88397	0
01/01/2012 to 12/31/2012	$13.88397	$15.72675	0
01/01/2013 to 12/31/2013	$15.72675	$20.19881	0
01/01/2014 to 12/31/2014	$20.19881	$21.62883	0
01/01/2015 to 12/31/2015	$21.62883	$19.29041	0
01/01/2016 to 12/31/2016	$19.29041	$23.31168	0
01/01/2017 to 12/31/2017	$23.31168	$25.05992	0
01/01/2018 to 12/31/2018	$25.05992	$21.11345	0
ProFund VP Real Estate
05/01/2009 to 12/31/2009	$9.61564	$13.95801	0
01/01/2010 to 12/31/2010	$13.95801	$16.91442	0
01/01/2011 to 12/31/2011	$16.91442	$17.21949	0
01/01/2012 to 12/31/2012	$17.21949	$19.60669	0
01/01/2013 to 12/31/2013	$19.60669	$19.07156	0
01/01/2014 to 12/31/2014	$19.07156	$23.17107	0
01/01/2015 to 12/31/2015	$23.17107	$22.59107	0
01/01/2016 to 12/31/2016	$22.59107	$23.21320	92
01/01/2017 to 12/31/2017	$23.21320	$24.37691	79
01/01/2018 to 12/31/2018	$24.37691	$22.33645	0
ProFund VP Small-Cap Growth
05/01/2009 to 12/31/2009	$10.01013	$12.51981	0
01/01/2010 to 12/31/2010	$12.51981	$15.29722	1,367
01/01/2011 to 12/31/2011	$15.29722	$15.05725	425
01/01/2012 to 12/31/2012	$15.05725	$16.45836	641
01/01/2013 to 12/31/2013	$16.45836	$22.46084	137
01/01/2014 to 12/31/2014	$22.46084	$22.30194	343
01/01/2015 to 12/31/2015	$22.30194	$21.92754	171
01/01/2016 to 12/31/2016	$21.92754	$25.62340	82
01/01/2017 to 12/31/2017	$25.62340	$28.13292	70
01/01/2018 to 12/31/2018	$28.13292	$25.76400	0
ProFund VP Small-Cap Value
05/01/2009 to 12/31/2009	$9.95996	$12.34211	0
01/01/2010 to 12/31/2010	$12.34211	$14.64562	0
01/01/2011 to 12/31/2011	$14.64562	$13.64960	0
01/01/2012 to 12/31/2012	$13.64960	$15.40723	0
01/01/2013 to 12/31/2013	$15.40723	$20.61438	0
01/01/2014 to 12/31/2014	$20.61438	$21.19819	0
01/01/2015 to 12/31/2015	$21.19819	$18.89524	0
01/01/2016 to 12/31/2016	$18.89524	$23.64884	0
01/01/2017 to 12/31/2017	$23.64884	$25.21622	0
01/01/2018 to 12/31/2018	$25.21622	$21.01822	0

A-52

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Telecommunications
05/01/2009 to 12/31/2009	$10.15330	$10.96654	0
01/01/2010 to 12/31/2010	$10.96654	$12.32945	0
01/01/2011 to 12/31/2011	$12.32945	$12.20638	0
01/01/2012 to 12/31/2012	$12.20638	$13.82099	0
01/01/2013 to 12/31/2013	$13.82099	$15.05256	0
01/01/2014 to 12/31/2014	$15.05256	$14.71090	0
01/01/2015 to 12/31/2015	$14.71090	$14.51399	0
01/01/2016 to 12/31/2016	$14.51399	$17.16110	0
01/01/2017 to 12/31/2017	$17.16110	$16.32457	0
01/01/2018 to 12/31/2018	$16.32457	$13.46587	0
ProFund VP Utilities
05/01/2009 to 12/31/2009	$10.23431	$12.19246	0
01/01/2010 to 12/31/2010	$12.19246	$12.55402	0
01/01/2011 to 12/31/2011	$12.55402	$14.33728	0
01/01/2012 to 12/31/2012	$14.33728	$13.95188	0
01/01/2013 to 12/31/2013	$13.95188	$15.36369	0
01/01/2014 to 12/31/2014	$15.36369	$18.79572	0
01/01/2015 to 12/31/2015	$18.79572	$17.09644	0
01/01/2016 to 12/31/2016	$17.09644	$19.12115	0
01/01/2017 to 12/31/2017	$19.12115	$20.56105	0
01/01/2018 to 12/31/2018	$20.56105	$20.55455	0
*Denotes the start date of these sub-accounts

A-53

PREMIER X SERIES
Pruco Life Insurance Company
Prospectus
ACCUMULATION UNIT VALUES: Basic Death Benefit Only (1.55%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.62021	$9.33172	18,592,099
01/01/2010 to 12/31/2010	$9.33172	$10.28882	23,265,499
01/01/2011 to 12/31/2011	$10.28882	$9.86254	18,536,752
01/01/2012 to 12/31/2012	$9.86254	$10.93232	20,846,410
01/01/2013 to 12/31/2013	$10.93232	$11.83916	19,397,055
01/01/2014 to 12/31/2014	$11.83916	$12.10359	17,944,914
01/01/2015 to 12/31/2015	$12.10359	$11.53511	14,826,535
01/01/2016 to 12/31/2016	$11.53511	$12.07903	13,310,399
01/01/2017 to 12/31/2017	$12.07903	$13.39213	13,059,778
01/01/2018 to 12/31/2018	$13.39213	$12.11377	9,348,521
AST Advanced Strategies Portfolio
01/01/2009 to 12/31/2009	$7.82619	$9.72595	9,678,004
01/01/2010 to 12/31/2010	$9.72595	$10.89021	12,279,526
01/01/2011 to 12/31/2011	$10.89021	$10.73628	10,386,653
01/01/2012 to 12/31/2012	$10.73628	$12.01516	12,327,863
01/01/2013 to 12/31/2013	$12.01516	$13.79063	12,426,679
01/01/2014 to 12/31/2014	$13.79063	$14.40963	11,872,667
01/01/2015 to 12/31/2015	$14.40963	$14.30363	11,157,996
01/01/2016 to 12/31/2016	$14.30363	$15.08674	10,456,642
01/01/2017 to 12/31/2017	$15.08674	$17.37178	10,031,627
01/01/2018 to 12/31/2018	$17.37178	$16.09834	8,796,637
AST AQR Emerging Markets Equity Portfolio
02/25/2013* to 12/31/2013	$9.99874	$10.10622	1,041
01/01/2014 to 12/31/2014	$10.10622	$9.64085	1,041
01/01/2015 to 12/31/2015	$9.64085	$8.01969	590
01/01/2016 to 12/31/2016	$8.01969	$8.95321	2,826
01/01/2017 to 12/31/2017	$8.95321	$11.89835	17,984
01/01/2018 to 12/31/2018	$11.89835	$9.49487	19,085
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99874	$11.64723	0
01/01/2014 to 12/31/2014	$11.64723	$12.97992	0
01/01/2015 to 12/31/2015	$12.97992	$13.00246	3,785
01/01/2016 to 12/31/2016	$13.00246	$14.17488	4,857
01/01/2017 to 12/31/2017	$14.17488	$17.04894	13,908
01/01/2018 to 12/31/2018	$17.04894	$15.42178	11,803
AST Balanced Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.92738	$9.62505	27,228,736
01/01/2010 to 12/31/2010	$9.62505	$10.64526	34,178,015
01/01/2011 to 12/31/2011	$10.64526	$10.35559	28,852,563
01/01/2012 to 12/31/2012	$10.35559	$11.46953	31,680,237
01/01/2013 to 12/31/2013	$11.46953	$13.28773	30,626,128
01/01/2014 to 12/31/2014	$13.28773	$13.93828	29,118,979
01/01/2015 to 12/31/2015	$13.93828	$13.79086	27,364,099
01/01/2016 to 12/31/2016	$13.79086	$14.43601	25,938,998
01/01/2017 to 12/31/2017	$14.43601	$16.33522	24,534,170
01/01/2018 to 12/31/2018	$16.33522	$15.29086	22,167,815

A-54

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99874	$9.17470	199,690
01/01/2012 to 12/31/2012	$9.17470	$10.10920	338,498
01/01/2013 to 12/31/2013	$10.10920	$11.03529	496,197
01/01/2014 to 12/31/2014	$11.03529	$11.39883	515,215
01/01/2015 to 12/31/2015	$11.39883	$10.88804	505,097
01/01/2016 to 12/31/2016	$10.88804	$11.46853	439,576
01/01/2017 to 12/31/2017	$11.46853	$12.71825	502,209
01/01/2018 to 12/31/2018	$12.71825	$11.86201	435,462
AST BlackRock Low Duration Bond Portfolio
01/01/2009 to 12/31/2009	$10.65895	$11.56999	491,388
01/01/2010 to 12/31/2010	$11.56999	$11.83776	692,562
01/01/2011 to 12/31/2011	$11.83776	$11.91937	736,600
01/01/2012 to 12/31/2012	$11.91937	$12.28836	791,103
01/01/2013 to 12/31/2013	$12.28836	$11.83763	668,714
01/01/2014 to 12/31/2014	$11.83763	$11.64560	596,788
01/01/2015 to 12/31/2015	$11.64560	$11.52330	457,659
01/01/2016 to 12/31/2016	$11.52330	$11.53320	494,649
01/01/2017 to 12/31/2017	$11.53320	$11.55095	384,726
01/01/2018 to 12/31/2018	$11.55095	$11.45859	256,281
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2009 to 12/31/2009	$10.58517	$12.14622	4,497,611
01/01/2010 to 12/31/2010	$12.14622	$12.88400	6,521,873
01/01/2011 to 12/31/2011	$12.88400	$13.09095	5,367,829
01/01/2012 to 12/31/2012	$13.09095	$14.09248	6,451,327
01/01/2013 to 12/31/2013	$14.09248	$13.62239	6,361,855
01/01/2014 to 12/31/2014	$13.62239	$13.98210	5,335,457
01/01/2015 to 12/31/2015	$13.98210	$13.47848	4,498,021
01/01/2016 to 12/31/2016	$13.47848	$13.83440	4,350,287
01/01/2017 to 12/31/2017	$13.83440	$14.21803	4,476,821
01/01/2018 to 12/31/2018	$14.21803	$13.90732	3,536,378
AST Capital Growth Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.34781	$9.06844	27,340,546
01/01/2010 to 12/31/2010	$9.06844	$10.12452	33,752,087
01/01/2011 to 12/31/2011	$10.12452	$9.72831	24,195,132
01/01/2012 to 12/31/2012	$9.72831	$10.89425	29,535,991
01/01/2013 to 12/31/2013	$10.89425	$13.16116	31,634,015
01/01/2014 to 12/31/2014	$13.16116	$13.86689	30,824,688
01/01/2015 to 12/31/2015	$13.86689	$13.72816	29,207,041
01/01/2016 to 12/31/2016	$13.72816	$14.44329	27,324,074
01/01/2017 to 12/31/2017	$14.44329	$16.76790	26,296,282
01/01/2018 to 12/31/2018	$16.76790	$15.48404	23,711,849
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99874	$11.67557	42,417
01/01/2014 to 12/31/2014	$11.67557	$13.06215	154,714
01/01/2015 to 12/31/2015	$13.06215	$12.40337	205,123
01/01/2016 to 12/31/2016	$12.40337	$14.03362	241,979
01/01/2017 to 12/31/2017	$14.03362	$16.36332	245,444
01/01/2018 to 12/31/2018	$16.36332	$15.34445	232,682

A-55

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Cohen & Steers Realty Portfolio
01/01/2009 to 12/31/2009	$6.11539	$7.94483	402,409
01/01/2010 to 12/31/2010	$7.94483	$10.06834	641,803
01/01/2011 to 12/31/2011	$10.06834	$10.56835	520,567
01/01/2012 to 12/31/2012	$10.56835	$12.00411	627,217
01/01/2013 to 12/31/2013	$12.00411	$12.19121	699,910
01/01/2014 to 12/31/2014	$12.19121	$15.71649	693,429
01/01/2015 to 12/31/2015	$15.71649	$16.22632	630,968
01/01/2016 to 12/31/2016	$16.22632	$16.74855	586,546
01/01/2017 to 12/31/2017	$16.74855	$17.52365	522,678
01/01/2018 to 12/31/2018	$17.52365	$16.43430	383,506
AST Fidelity Institutional AM® Quantitative Portfolio
formerly,AST FI Pyramis® Quantitative Portfolio
01/01/2009 to 12/31/2009	$7.26552	$8.86111	8,593,359
01/01/2010 to 12/31/2010	$8.86111	$9.97923	10,586,571
01/01/2011 to 12/31/2011	$9.97923	$9.67928	8,705,424
01/01/2012 to 12/31/2012	$9.67928	$10.54500	9,787,875
01/01/2013 to 12/31/2013	$10.54500	$11.91681	9,855,183
01/01/2014 to 12/31/2014	$11.91681	$12.10476	9,123,895
01/01/2015 to 12/31/2015	$12.10476	$12.03800	8,592,146
01/01/2016 to 12/31/2016	$12.03800	$12.35889	8,029,701
01/01/2017 to 12/31/2017	$12.35889	$14.17547	7,869,037
01/01/2018 to 12/31/2018	$14.17547	$12.87682	6,432,009
AST Global Real Estate Portfolio
01/01/2009 to 12/31/2009	$6.11700	$8.13797	106,511
01/01/2010 to 12/31/2010	$8.13797	$9.63255	192,701
01/01/2011 to 12/31/2011	$9.63255	$9.00776	131,779
01/01/2012 to 12/31/2012	$9.00776	$11.24753	203,005
01/01/2013 to 12/31/2013	$11.24753	$11.55735	249,784
01/01/2014 to 12/31/2014	$11.55735	$12.96554	223,092
01/01/2015 to 12/31/2015	$12.96554	$12.75614	188,450
01/01/2016 to 12/31/2016	$12.75614	$12.67426	174,298
01/01/2017 to 12/31/2017	$12.67426	$13.83990	179,392
01/01/2018 to 12/31/2018	$13.83990	$12.98565	118,692
AST Goldman Sachs Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.67776	$7.83769	376,536
01/01/2010 to 12/31/2010	$7.83769	$8.71263	432,046
01/01/2011 to 12/31/2011	$8.71263	$8.10638	372,233
01/01/2012 to 12/31/2012	$8.10638	$9.55241	415,561
01/01/2013 to 12/31/2013	$9.55241	$12.56185	692,869
01/01/2014 to 12/31/2014	$12.56185	$13.99459	791,616
01/01/2015 to 12/31/2015	$13.99459	$13.14413	1,192,963
01/01/2016 to 12/31/2016	$13.14413	$14.43781	1,120,293
01/01/2017 to 12/31/2017	$14.43781	$15.60374	1,149,842
01/01/2018 to 12/31/2018	$15.60374	$14.05401	891,769
AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.76729	$10.46870	740,477
01/01/2010 to 12/31/2010	$10.46870	$12.35275	763,649
01/01/2011 to 12/31/2011	$12.35275	$11.80230	509,810
01/01/2012 to 12/31/2012	$11.80230	$13.90165	650,563
01/01/2013 to 12/31/2013	$13.90165	$18.09631	743,372
01/01/2014 to 12/31/2014	$18.09631	$19.87432	649,374
01/01/2015 to 12/31/2015	$19.87432	$18.45832	967,034
01/01/2016 to 12/31/2016	$18.45832	$18.47611	869,632
01/01/2017 to 12/31/2017	$18.47611	$23.12400	866,280
01/01/2018 to 12/31/2018	$23.12400	$21.77887	658,174

A-56

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Multi-Asset Portfolio
01/01/2009 to 12/31/2009	$7.62229	$9.26113	5,204,694
01/01/2010 to 12/31/2010	$9.26113	$10.17744	6,865,530
01/01/2011 to 12/31/2011	$10.17744	$9.97148	6,333,151
01/01/2012 to 12/31/2012	$9.97148	$10.81372	6,886,438
01/01/2013 to 12/31/2013	$10.81372	$11.69444	6,206,864
01/01/2014 to 12/31/2014	$11.69444	$11.98130	5,833,323
01/01/2015 to 12/31/2015	$11.98130	$11.69120	5,069,539
01/01/2016 to 12/31/2016	$11.69120	$12.11823	4,665,033
01/01/2017 to 12/31/2017	$12.11823	$13.39959	4,586,126
01/01/2018 to 12/31/2018	$13.39959	$12.26273	3,432,233
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.64384	$9.54810	263,795
01/01/2010 to 12/31/2010	$9.54810	$11.91907	399,917
01/01/2011 to 12/31/2011	$11.91907	$11.89024	269,954
01/01/2012 to 12/31/2012	$11.89024	$13.54566	414,297
01/01/2013 to 12/31/2013	$13.54566	$18.51615	537,216
01/01/2014 to 12/31/2014	$18.51615	$19.54602	481,476
01/01/2015 to 12/31/2015	$19.54602	$18.19013	443,173
01/01/2016 to 12/31/2016	$18.19013	$22.26808	402,991
01/01/2017 to 12/31/2017	$22.26808	$24.60174	397,985
01/01/2018 to 12/31/2018	$24.60174	$20.81717	321,189
AST Government Money Market Portfolio
01/01/2009 to 12/31/2009	$10.65447	$10.51751	2,267,294
01/01/2010 to 12/31/2010	$10.51751	$10.35969	1,594,489
01/01/2011 to 12/31/2011	$10.35969	$10.20379	1,713,284
01/01/2012 to 12/31/2012	$10.20379	$10.04893	2,009,285
01/01/2013 to 12/31/2013	$10.04893	$9.89558	1,446,694
01/01/2014 to 12/31/2014	$9.89558	$9.74467	1,134,125
01/01/2015 to 12/31/2015	$9.74467	$9.59559	1,301,726
01/01/2016 to 12/31/2016	$9.59559	$9.44955	1,769,802
01/01/2017 to 12/31/2017	$9.44955	$9.33737	1,696,536
01/01/2018 to 12/31/2018	$9.33737	$9.31362	1,613,397
AST High Yield Portfolio
01/01/2009 to 12/31/2009	$7.82524	$10.44540	443,242
01/01/2010 to 12/31/2010	$10.44540	$11.67447	621,288
01/01/2011 to 12/31/2011	$11.67447	$11.86124	552,891
01/01/2012 to 12/31/2012	$11.86124	$13.30052	666,213
01/01/2013 to 12/31/2013	$13.30052	$14.03791	641,129
01/01/2014 to 12/31/2014	$14.03791	$14.17716	596,265
01/01/2015 to 12/31/2015	$14.17716	$13.46328	490,934
01/01/2016 to 12/31/2016	$13.46328	$15.29932	470,206
01/01/2017 to 12/31/2017	$15.29932	$16.19207	469,737
01/01/2018 to 12/31/2018	$16.19207	$15.62687	356,741
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.06725	$7.13569	385,899
01/01/2010 to 12/31/2010	$7.13569	$7.95146	454,900
01/01/2011 to 12/31/2011	$7.95146	$7.50265	399,727
01/01/2012 to 12/31/2012	$7.50265	$8.63555	442,255
01/01/2013 to 12/31/2013	$8.63555	$11.89344	545,331
01/01/2014 to 12/31/2014	$11.89344	$13.32180	695,080
01/01/2015 to 12/31/2015	$13.32180	$12.09053	570,359
01/01/2016 to 12/31/2016	$12.09053	$14.27400	550,037
01/01/2017 to 12/31/2017	$14.27400	$16.75457	548,439
01/01/2018 to 12/31/2018	$16.75457	$14.16266	483,481

A-57

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST International Growth Portfolio
01/01/2009 to 12/31/2009	$6.09868	$8.12488	394,964
01/01/2010 to 12/31/2010	$8.12488	$9.16080	470,685
01/01/2011 to 12/31/2011	$9.16080	$7.85528	350,301
01/01/2012 to 12/31/2012	$7.85528	$9.31060	402,788
01/01/2013 to 12/31/2013	$9.31060	$10.91573	412,020
01/01/2014 to 12/31/2014	$10.91573	$10.15523	387,235
01/01/2015 to 12/31/2015	$10.15523	$10.31507	514,447
01/01/2016 to 12/31/2016	$10.31507	$9.77405	388,756
01/01/2017 to 12/31/2017	$9.77405	$13.03507	499,025
01/01/2018 to 12/31/2018	$13.03507	$11.12394	413,809
AST International Value Portfolio
01/01/2009 to 12/31/2009	$6.95843	$8.94211	448,995
01/01/2010 to 12/31/2010	$8.94211	$9.78154	522,920
01/01/2011 to 12/31/2011	$9.78154	$8.42354	424,730
01/01/2012 to 12/31/2012	$8.42354	$9.67819	505,967
01/01/2013 to 12/31/2013	$9.67819	$11.38578	584,736
01/01/2014 to 12/31/2014	$11.38578	$10.46042	562,206
01/01/2015 to 12/31/2015	$10.46042	$10.38491	538,562
01/01/2016 to 12/31/2016	$10.38491	$10.28614	480,313
01/01/2017 to 12/31/2017	$10.28614	$12.44037	480,733
01/01/2018 to 12/31/2018	$12.44037	$10.27276	398,309
AST J.P. Morgan Global Thematic Portfolio
01/01/2009 to 12/31/2009	$7.14571	$8.91307	3,437,241
01/01/2010 to 12/31/2010	$8.91307	$9.98987	4,626,865
01/01/2011 to 12/31/2011	$9.98987	$9.78156	3,706,411
01/01/2012 to 12/31/2012	$9.78156	$10.94038	4,483,021
01/01/2013 to 12/31/2013	$10.94038	$12.52756	4,427,165
01/01/2014 to 12/31/2014	$12.52756	$13.12146	4,175,932
01/01/2015 to 12/31/2015	$13.12146	$12.78586	3,981,248
01/01/2016 to 12/31/2016	$12.78586	$13.24789	3,718,145
01/01/2017 to 12/31/2017	$13.24789	$15.25820	3,552,943
01/01/2018 to 12/31/2018	$15.25820	$13.91656	3,057,283
AST J.P. Morgan International Equity Portfolio
01/01/2009 to 12/31/2009	$6.58885	$8.81640	648,708
01/01/2010 to 12/31/2010	$8.81640	$9.30432	846,204
01/01/2011 to 12/31/2011	$9.30432	$8.32407	668,977
01/01/2012 to 12/31/2012	$8.32407	$9.99280	785,744
01/01/2013 to 12/31/2013	$9.99280	$11.35179	914,979
01/01/2014 to 12/31/2014	$11.35179	$10.46701	939,445
01/01/2015 to 12/31/2015	$10.46701	$10.01918	894,534
01/01/2016 to 12/31/2016	$10.01918	$10.05717	870,426
01/01/2017 to 12/31/2017	$10.05717	$12.83884	965,396
01/01/2018 to 12/31/2018	$12.83884	$10.43331	850,381
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2009 to 12/31/2009	$8.59008	$10.32164	8,909,402
01/01/2010 to 12/31/2010	$10.32164	$10.90809	9,450,984
01/01/2011 to 12/31/2011	$10.90809	$10.76681	8,322,451
01/01/2012 to 12/31/2012	$10.76681	$11.73884	9,071,204
01/01/2013 to 12/31/2013	$11.73884	$12.83500	8,714,928
01/01/2014 to 12/31/2014	$12.83500	$13.32780	8,091,298
01/01/2015 to 12/31/2015	$13.32780	$13.10037	7,411,467
01/01/2016 to 12/31/2016	$13.10037	$13.39595	6,845,442
01/01/2017 to 12/31/2017	$13.39595	$14.79365	6,545,014
01/01/2018 to 12/31/2018	$14.79365	$13.81999	5,194,262

A-58

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08412	$10.29227	1,459
01/01/2010 to 12/31/2010	$10.29227	$11.28218	54,941
01/01/2011 to 12/31/2011	$11.28218	$11.18383	83,729
01/01/2012 to 12/31/2012	$11.18383	$12.68552	161,930
01/01/2013 to 12/31/2013	$12.68552	$17.05068	164,359
01/01/2014 to 12/31/2014	$17.05068	$18.38625	230,989
01/01/2015 to 12/31/2015	$18.38625	$20.03101	273,787
01/01/2016 to 12/31/2016	$20.03101	$19.43697	232,626
01/01/2017 to 12/31/2017	$19.43697	$25.99931	233,938
01/01/2018 to 12/31/2018	$25.99931	$25.18781	211,835
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.42308	$8.20734	436,573
01/01/2010 to 12/31/2010	$8.20734	$9.67845	566,960
01/01/2011 to 12/31/2011	$9.67845	$9.44386	454,529
01/01/2012 to 12/31/2012	$9.44386	$10.44016	527,054
01/01/2013 to 12/31/2013	$10.44016	$14.04478	522,924
01/01/2014 to 12/31/2014	$14.04478	$15.29509	1,205,163
01/01/2015 to 12/31/2015	$15.29509	$16.57858	1,045,729
01/01/2016 to 12/31/2016	$16.57858	$17.23638	1,031,023
01/01/2017 to 12/31/2017	$17.23638	$22.57358	927,287
01/01/2018 to 12/31/2018	$22.57358	$21.62967	727,156
AST MFS Global Equity Portfolio
01/01/2009 to 12/31/2009	$7.78320	$10.07929	304,375
01/01/2010 to 12/31/2010	$10.07929	$11.12120	379,744
01/01/2011 to 12/31/2011	$11.12120	$10.60861	353,785
01/01/2012 to 12/31/2012	$10.60861	$12.85735	428,605
01/01/2013 to 12/31/2013	$12.85735	$16.15990	664,124
01/01/2014 to 12/31/2014	$16.15990	$16.49088	688,859
01/01/2015 to 12/31/2015	$16.49088	$16.00119	658,046
01/01/2016 to 12/31/2016	$16.00119	$16.87807	689,158
01/01/2017 to 12/31/2017	$16.87807	$20.58367	643,962
01/01/2018 to 12/31/2018	$20.58367	$18.33161	541,562
AST MFS Growth Portfolio
01/01/2009 to 12/31/2009	$7.38927	$9.04493	149,026
01/01/2010 to 12/31/2010	$9.04493	$10.04560	163,547
01/01/2011 to 12/31/2011	$10.04560	$9.83366	169,713
01/01/2012 to 12/31/2012	$9.83366	$11.33774	215,576
01/01/2013 to 12/31/2013	$11.33774	$15.26288	239,227
01/01/2014 to 12/31/2014	$15.26288	$16.33895	277,099
01/01/2015 to 12/31/2015	$16.33895	$17.25257	229,344
01/01/2016 to 12/31/2016	$17.25257	$17.31446	240,017
01/01/2017 to 12/31/2017	$17.31446	$22.28686	226,823
01/01/2018 to 12/31/2018	$22.28686	$22.41665	210,064
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99874	$10.20155	7,668
01/01/2013 to 12/31/2013	$10.20155	$13.51211	53,246
01/01/2014 to 12/31/2014	$13.51211	$14.66544	97,276
01/01/2015 to 12/31/2015	$14.66544	$14.33715	143,812
01/01/2016 to 12/31/2016	$14.33715	$16.01711	224,963
01/01/2017 to 12/31/2017	$16.01711	$18.50834	259,320
01/01/2018 to 12/31/2018	$18.50834	$16.37450	227,604

A-59

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$5.87444	$8.13599	582,751
01/01/2010 to 12/31/2010	$8.13599	$9.88948	766,853
01/01/2011 to 12/31/2011	$9.88948	$9.49682	526,809
01/01/2012 to 12/31/2012	$9.49682	$10.95341	556,742
01/01/2013 to 12/31/2013	$10.95341	$15.31735	793,701
01/01/2014 to 12/31/2014	$15.31735	$17.23301	847,404
01/01/2015 to 12/31/2015	$17.23301	$16.01339	680,597
01/01/2016 to 12/31/2016	$16.01339	$18.64422	700,380
01/01/2017 to 12/31/2017	$18.64422	$20.89208	682,934
01/01/2018 to 12/31/2018	$20.89208	$17.18874	542,736
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99874	$10.33248	406,988
01/01/2013 to 12/31/2013	$10.33248	$12.09919	416,680
01/01/2014 to 12/31/2014	$12.09919	$12.52682	433,716
01/01/2015 to 12/31/2015	$12.52682	$12.18243	380,597
01/01/2016 to 12/31/2016	$12.18243	$12.51537	374,943
01/01/2017 to 12/31/2017	$12.51537	$14.35749	400,778
01/01/2018 to 12/31/2018	$14.35749	$12.96732	359,715
AST Parametric Emerging Markets Equity Portfolio
01/01/2009 to 12/31/2009	$5.57715	$9.14495	1,041,944
01/01/2010 to 12/31/2010	$9.14495	$11.01080	1,678,816
01/01/2011 to 12/31/2011	$11.01080	$8.64490	876,131
01/01/2012 to 12/31/2012	$8.64490	$10.03905	1,051,434
01/01/2013 to 12/31/2013	$10.03905	$9.90790	1,064,600
01/01/2014 to 12/31/2014	$9.90790	$9.29973	975,804
01/01/2015 to 12/31/2015	$9.29973	$7.62587	820,426
01/01/2016 to 12/31/2016	$7.62587	$8.43791	863,521
01/01/2017 to 12/31/2017	$8.43791	$10.50120	987,080
01/01/2018 to 12/31/2018	$10.50120	$8.88760	789,527
AST Preservation Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.84892	$10.45993	16,267,702
01/01/2010 to 12/31/2010	$10.45993	$11.38917	20,251,502
01/01/2011 to 12/31/2011	$11.38917	$11.32728	19,218,290
01/01/2012 to 12/31/2012	$11.32728	$12.31131	20,048,396
01/01/2013 to 12/31/2013	$12.31131	$13.24018	18,545,584
01/01/2014 to 12/31/2014	$13.24018	$13.79108	17,023,493
01/01/2015 to 12/31/2015	$13.79108	$13.60014	15,655,962
01/01/2016 to 12/31/2016	$13.60014	$14.13295	14,769,599
01/01/2017 to 12/31/2017	$14.13295	$15.32763	13,845,307
01/01/2018 to 12/31/2018	$15.32763	$14.66377	11,925,004
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01866	$10.07285	6,679
01/01/2012 to 12/31/2012	$10.07285	$10.62414	160,252
01/01/2013 to 12/31/2013	$10.62414	$10.21994	203,334
01/01/2014 to 12/31/2014	$10.21994	$10.67386	349,832
01/01/2015 to 12/31/2015	$10.67386	$10.48277	375,928
01/01/2016 to 12/31/2016	$10.48277	$10.75767	493,377
01/01/2017 to 12/31/2017	$10.75767	$11.19474	557,362
01/01/2018 to 12/31/2018	$11.19474	$10.93339	500,410

A-60

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Prudential Growth Allocation Portfolio
01/01/2009 to 12/31/2009	$6.60696	$8.19609	12,858,817
01/01/2010 to 12/31/2010	$8.19609	$9.60610	16,273,232
01/01/2011 to 12/31/2011	$9.60610	$8.87180	11,140,097
01/01/2012 to 12/31/2012	$8.87180	$9.86507	14,706,594
01/01/2013 to 12/31/2013	$9.86507	$11.36842	15,036,493
01/01/2014 to 12/31/2014	$11.36842	$12.22460	14,721,310
01/01/2015 to 12/31/2015	$12.22460	$11.96425	20,398,518
01/01/2016 to 12/31/2016	$11.96425	$12.97122	18,947,306
01/01/2017 to 12/31/2017	$12.97122	$14.82992	30,551,634
01/01/2018 to 12/31/2018	$14.82992	$13.49310	24,536,523
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99874	$11.68682	0
01/01/2014 to 12/31/2014	$11.68682	$13.26253	1,301
01/01/2015 to 12/31/2015	$13.26253	$13.26158	1,301
01/01/2016 to 12/31/2016	$13.26158	$14.47726	1,300
01/01/2017 to 12/31/2017	$14.47726	$17.30945	770
01/01/2018 to 12/31/2018	$17.30945	$15.82488	2,561
AST QMA US Equity Alpha Portfolio
01/01/2009 to 12/31/2009	$6.51497	$7.81555	236,297
01/01/2010 to 12/31/2010	$7.81555	$8.85453	252,083
01/01/2011 to 12/31/2011	$8.85453	$9.02103	234,580
01/01/2012 to 12/31/2012	$9.02103	$10.55351	307,625
01/01/2013 to 12/31/2013	$10.55351	$13.76244	319,622
01/01/2014 to 12/31/2014	$13.76244	$15.88513	497,560
01/01/2015 to 12/31/2015	$15.88513	$16.12431	499,175
01/01/2016 to 12/31/2016	$16.12431	$18.23604	489,782
01/01/2017 to 12/31/2017	$18.23604	$21.95436	451,114
01/01/2018 to 12/31/2018	$21.95436	$19.84111	358,303
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99874	$8.90747	0
01/01/2012 to 12/31/2012	$8.90747	$9.92541	138
01/01/2013 to 12/31/2013	$9.92541	$11.96308	5,599
01/01/2014 to 12/31/2014	$11.96308	$12.54626	19,705
01/01/2015 to 12/31/2015	$12.54626	$12.37340	9,462
01/01/2016 to 12/31/2016	$12.37340	$12.95535	46,607
01/01/2017 to 12/31/2017	$12.95535	$15.07870	46,749
01/01/2018 to 12/31/2018	$15.07870	$13.87807	48,035
AST RCM World Trends Portfolio
01/01/2009 to 12/31/2009	$7.35283	$8.93400	6,054,382
01/01/2010 to 12/31/2010	$8.93400	$9.84613	8,324,552
01/01/2011 to 12/31/2011	$9.84613	$9.51998	7,450,224
01/01/2012 to 12/31/2012	$9.51998	$10.33838	8,210,358
01/01/2013 to 12/31/2013	$10.33838	$11.44699	7,740,553
01/01/2014 to 12/31/2014	$11.44699	$11.85150	7,299,037
01/01/2015 to 12/31/2015	$11.85150	$11.65125	7,261,667
01/01/2016 to 12/31/2016	$11.65125	$12.02616	6,512,870
01/01/2017 to 12/31/2017	$12.02616	$13.76541	6,522,304
01/01/2018 to 12/31/2018	$13.76541	$12.48297	5,193,677

A-61

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Growth Opportunities Portfolio
01/01/2009 to 12/31/2009	$6.00326	$7.84248	315,327
01/01/2010 to 12/31/2010	$7.84248	$10.23628	396,390
01/01/2011 to 12/31/2011	$10.23628	$8.75847	436,732
01/01/2012 to 12/31/2012	$8.75847	$10.35593	494,394
01/01/2013 to 12/31/2013	$10.35593	$14.35979	476,575
01/01/2014 to 12/31/2014	$14.35979	$14.83925	503,409
01/01/2015 to 12/31/2015	$14.83925	$14.80787	437,775
01/01/2016 to 12/31/2016	$14.80787	$15.70503	368,626
01/01/2017 to 12/31/2017	$15.70503	$19.74839	383,798
01/01/2018 to 12/31/2018	$19.74839	$17.33672	304,379
AST Small-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.70061	$8.83559	185,740
01/01/2010 to 12/31/2010	$8.83559	$11.86932	315,242
01/01/2011 to 12/31/2011	$11.86932	$11.57388	281,553
01/01/2012 to 12/31/2012	$11.57388	$12.78458	341,947
01/01/2013 to 12/31/2013	$12.78458	$17.01765	389,163
01/01/2014 to 12/31/2014	$17.01765	$17.39792	340,049
01/01/2015 to 12/31/2015	$17.39792	$17.26689	350,654
01/01/2016 to 12/31/2016	$17.26689	$19.05732	315,089
01/01/2017 to 12/31/2017	$19.05732	$23.25550	348,542
01/01/2018 to 12/31/2018	$23.25550	$20.97418	309,837
AST Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.73606	$8.42432	409,674
01/01/2010 to 12/31/2010	$8.42432	$10.45223	478,873
01/01/2011 to 12/31/2011	$10.45223	$9.67773	389,214
01/01/2012 to 12/31/2012	$9.67773	$11.26057	388,934
01/01/2013 to 12/31/2013	$11.26057	$15.23609	407,998
01/01/2014 to 12/31/2014	$15.23609	$15.79392	347,568
01/01/2015 to 12/31/2015	$15.79392	$14.88253	311,299
01/01/2016 to 12/31/2016	$14.88253	$18.93584	355,765
01/01/2017 to 12/31/2017	$18.93584	$20.01756	319,393
01/01/2018 to 12/31/2018	$20.01756	$16.34468	260,393
AST T. Rowe Price Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.12262	$9.92935	9,485,424
01/01/2010 to 12/31/2010	$9.92935	$10.90571	12,526,458
01/01/2011 to 12/31/2011	$10.90571	$10.95260	11,437,020
01/01/2012 to 12/31/2012	$10.95260	$12.24090	13,385,369
01/01/2013 to 12/31/2013	$12.24090	$14.08325	13,770,936
01/01/2014 to 12/31/2014	$14.08325	$14.68366	13,547,138
01/01/2015 to 12/31/2015	$14.68366	$14.46568	15,045,539
01/01/2016 to 12/31/2016	$14.46568	$15.31996	14,405,378
01/01/2017 to 12/31/2017	$15.31996	$17.41115	13,698,654
01/01/2018 to 12/31/2018	$17.41115	$16.23074	11,756,579
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.53413	$9.86862	558,526
01/01/2010 to 12/31/2010	$9.86862	$11.25440	802,365
01/01/2011 to 12/31/2011	$11.25440	$10.89495	646,172
01/01/2012 to 12/31/2012	$10.89495	$12.61485	861,455
01/01/2013 to 12/31/2013	$12.61485	$17.89146	1,061,446
01/01/2014 to 12/31/2014	$17.89146	$19.08873	1,065,230
01/01/2015 to 12/31/2015	$19.08873	$20.59874	944,301
01/01/2016 to 12/31/2016	$20.59874	$20.83233	885,781
01/01/2017 to 12/31/2017	$20.83233	$28.28748	838,818
01/01/2018 to 12/31/2018	$28.28748	$28.93028	894,814

A-62

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.78317	$7.89930	289,901
01/01/2010 to 12/31/2010	$7.89930	$8.74662	287,988
01/01/2011 to 12/31/2011	$8.74662	$8.57090	432,406
01/01/2012 to 12/31/2012	$8.57090	$9.57090	503,600
01/01/2013 to 12/31/2013	$9.57090	$12.68859	616,249
01/01/2014 to 12/31/2014	$12.68859	$12.68959	503,527
01/01/2015 to 12/31/2015	$12.68959	$11.73818	399,091
01/01/2016 to 12/31/2016	$11.73818	$12.26777	289,868
01/01/2017 to 12/31/2017	$12.26777	$14.08072	322,409
01/01/2018 to 12/31/2018	$14.08072	$12.51828	241,190
AST T. Rowe Price Natural Resources Portfolio
01/01/2009 to 12/31/2009	$6.70277	$9.85783	2,292,411
01/01/2010 to 12/31/2010	$9.85783	$11.69296	2,773,962
01/01/2011 to 12/31/2011	$11.69296	$9.79692	1,987,127
01/01/2012 to 12/31/2012	$9.79692	$9.99607	2,235,786
01/01/2013 to 12/31/2013	$9.99607	$11.35752	2,023,123
01/01/2014 to 12/31/2014	$11.35752	$10.24897	1,858,962
01/01/2015 to 12/31/2015	$10.24897	$8.14936	1,588,378
01/01/2016 to 12/31/2016	$8.14936	$10.00065	1,623,842
01/01/2017 to 12/31/2017	$10.00065	$10.86342	1,548,342
01/01/2018 to 12/31/2018	$10.86342	$8.91536	1,069,153
AST Templeton Global Bond Portfolio
01/01/2009 to 12/31/2009	$10.69133	$11.80367	409,662
01/01/2010 to 12/31/2010	$11.80367	$12.29119	466,177
01/01/2011 to 12/31/2011	$12.29119	$12.60300	430,868
01/01/2012 to 12/31/2012	$12.60300	$13.05891	488,280
01/01/2013 to 12/31/2013	$13.05891	$12.37691	374,762
01/01/2014 to 12/31/2014	$12.37691	$12.25586	344,291
01/01/2015 to 12/31/2015	$12.25586	$11.51141	284,814
01/01/2016 to 12/31/2016	$11.51141	$11.83003	249,909
01/01/2017 to 12/31/2017	$11.83003	$11.88764	249,001
01/01/2018 to 12/31/2018	$11.88764	$11.93928	187,687
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.41960	$8.77984	212,717
01/01/2010 to 12/31/2010	$8.77984	$10.68701	280,877
01/01/2011 to 12/31/2011	$10.68701	$10.16087	207,670
01/01/2012 to 12/31/2012	$10.16087	$11.84769	268,805
01/01/2013 to 12/31/2013	$11.84769	$15.44877	291,476
01/01/2014 to 12/31/2014	$15.44877	$17.49037	312,284
01/01/2015 to 12/31/2015	$17.49037	$16.08516	289,935
01/01/2016 to 12/31/2016	$16.08516	$18.05696	310,465
01/01/2017 to 12/31/2017	$18.05696	$21.07709	280,737
01/01/2018 to 12/31/2018	$21.07709	$17.32388	248,542
AST Wellington Management Hedged Equity Portfolio
01/01/2009 to 12/31/2009	$6.53179	$8.26091	1,274,354
01/01/2010 to 12/31/2010	$8.26091	$9.32545	1,435,409
01/01/2011 to 12/31/2011	$9.32545	$8.86601	1,575,912
01/01/2012 to 12/31/2012	$8.86601	$9.69157	1,881,604
01/01/2013 to 12/31/2013	$9.69157	$11.50036	2,377,900
01/01/2014 to 12/31/2014	$11.50036	$11.94816	2,588,916
01/01/2015 to 12/31/2015	$11.94816	$11.69128	2,153,350
01/01/2016 to 12/31/2016	$11.69128	$12.26432	1,968,896
01/01/2017 to 12/31/2017	$12.26432	$13.71941	1,991,275
01/01/2018 to 12/31/2018	$13.71941	$12.83381	1,665,257

A-63

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Western Asset Core Plus Bond Portfolio
01/01/2009 to 12/31/2009	$9.31646	$10.24119	940,945
01/01/2010 to 12/31/2010	$10.24119	$10.87128	1,513,592
01/01/2011 to 12/31/2011	$10.87128	$11.35046	1,420,753
01/01/2012 to 12/31/2012	$11.35046	$12.05471	1,754,893
01/01/2013 to 12/31/2013	$12.05471	$11.69345	1,571,750
01/01/2014 to 12/31/2014	$11.69345	$12.34370	1,915,721
01/01/2015 to 12/31/2015	$12.34370	$12.30568	1,848,012
01/01/2016 to 12/31/2016	$12.30568	$12.74227	1,910,212
01/01/2017 to 12/31/2017	$12.74227	$13.33976	2,197,030
01/01/2018 to 12/31/2018	$13.33976	$12.83769	2,551,562
AST Western Asset Emerging Markets Debt Portfolio
08/20/2012* to 12/31/2012	$9.99874	$10.39046	747
01/01/2013 to 12/31/2013	$10.39046	$9.39959	1,433
01/01/2014 to 12/31/2014	$9.39959	$9.38142	10,260
01/01/2015 to 12/31/2015	$9.38142	$8.95326	4,192
01/01/2016 to 12/31/2016	$8.95326	$9.75201	3,744
01/01/2017 to 12/31/2017	$9.75201	$10.49679	14,226
01/01/2018 to 12/31/2018	$10.49679	$9.64662	12,299
*Denotes the start date of these sub-accounts

A-64

PREMIER X SERIES
Pruco Life Insurance Company
Prospectus
ACCUMULATION UNIT VALUES: With HD GRO 60 bps and Combo 5%/HAV 80 bps (2.95%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.02446	$12.14965	13,020
01/01/2010 to 12/31/2010	$12.14965	$13.21360	18,869
01/01/2011 to 12/31/2011	$13.21360	$12.49428	5,627
01/01/2012 to 12/31/2012	$12.49428	$13.66074	7,318
01/01/2013 to 12/31/2013	$13.66074	$14.59281	1,879
01/01/2014 to 12/31/2014	$14.59281	$14.71591	5,163
01/01/2015 to 12/31/2015	$14.71591	$13.83400	3,235
01/01/2016 to 12/31/2016	$13.83400	$14.28989	1,096
01/01/2017 to 12/31/2017	$14.28989	$15.62847	1,779
01/01/2018 to 12/31/2018	$15.62847	$13.94321	686
AST Advanced Strategies Portfolio
05/01/2009 to 12/31/2009	$10.03680	$12.34562	27,619
01/01/2010 to 12/31/2010	$12.34562	$13.63558	26,045
01/01/2011 to 12/31/2011	$13.63558	$13.26029	16,219
01/01/2012 to 12/31/2012	$13.26029	$14.63763	17,786
01/01/2013 to 12/31/2013	$14.63763	$16.57233	1,737
01/01/2014 to 12/31/2014	$16.57233	$17.08060	5,017
01/01/2015 to 12/31/2015	$17.08060	$16.72422	3,093
01/01/2016 to 12/31/2016	$16.72422	$17.40060	999
01/01/2017 to 12/31/2017	$17.40060	$19.76447	1,533
01/01/2018 to 12/31/2018	$19.76447	$18.06491	387
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99761	$11.53913	0
01/01/2014 to 12/31/2014	$11.53913	$12.68452	0
01/01/2015 to 12/31/2015	$12.68452	$12.53373	0
01/01/2016 to 12/31/2016	$12.53373	$13.47866	0
01/01/2017 to 12/31/2017	$13.47866	$15.99185	74
01/01/2018 to 12/31/2018	$15.99185	$14.26756	74
AST Balanced Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.02327	$11.97544	12,470
01/01/2010 to 12/31/2010	$11.97544	$13.06479	30,991
01/01/2011 to 12/31/2011	$13.06479	$12.53676	13,226
01/01/2012 to 12/31/2012	$12.53676	$13.69607	13,702
01/01/2013 to 12/31/2013	$13.69607	$15.65144	5,844
01/01/2014 to 12/31/2014	$15.65144	$16.19441	16,766
01/01/2015 to 12/31/2015	$16.19441	$15.80517	11,512
01/01/2016 to 12/31/2016	$15.80517	$16.32026	6,504
01/01/2017 to 12/31/2017	$16.32026	$18.21703	14,856
01/01/2018 to 12/31/2018	$18.21703	$16.81903	6,192
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99761	$9.09070	0
01/01/2012 to 12/31/2012	$9.09070	$9.88003	473
01/01/2013 to 12/31/2013	$9.88003	$10.63849	143
01/01/2014 to 12/31/2014	$10.63849	$10.83939	399
01/01/2015 to 12/31/2015	$10.83939	$10.21279	0
01/01/2016 to 12/31/2016	$10.21279	$10.61138	0
01/01/2017 to 12/31/2017	$10.61138	$11.60812	581
01/01/2018 to 12/31/2018	$11.60812	$10.67843	199

A-65

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Low Duration Bond Portfolio
05/01/2009 to 12/31/2009	$9.99032	$10.42590	32
01/01/2010 to 12/31/2010	$10.42590	$10.52192	27
01/01/2011 to 12/31/2011	$10.52192	$10.45073	20
01/01/2012 to 12/31/2012	$10.45073	$10.62737	21
01/01/2013 to 12/31/2013	$10.62737	$10.09851	0
01/01/2014 to 12/31/2014	$10.09851	$9.79948	0
01/01/2015 to 12/31/2015	$9.79948	$9.56473	0
01/01/2016 to 12/31/2016	$9.56473	$9.44333	0
01/01/2017 to 12/31/2017	$9.44333	$9.32997	0
01/01/2018 to 12/31/2018	$9.32997	$9.12854	0
AST BlackRock/Loomis Sayles Bond Portfolio
05/01/2009 to 12/31/2009	$9.98220	$10.99025	6,009
01/01/2010 to 12/31/2010	$10.99025	$11.49931	9,247
01/01/2011 to 12/31/2011	$11.49931	$11.52545	4,141
01/01/2012 to 12/31/2012	$11.52545	$12.23809	5,272
01/01/2013 to 12/31/2013	$12.23809	$11.66897	1,256
01/01/2014 to 12/31/2014	$11.66897	$11.81409	3,724
01/01/2015 to 12/31/2015	$11.81409	$11.23358	3,504
01/01/2016 to 12/31/2016	$11.23358	$11.37384	1,180
01/01/2017 to 12/31/2017	$11.37384	$11.53073	2,218
01/01/2018 to 12/31/2018	$11.53073	$11.12454	1,042
AST Bond Portfolio 2018
05/01/2009 to 12/31/2009	$9.92241	$9.62205	0
01/01/2010 to 12/31/2010	$9.62205	$10.39180	0
01/01/2011 to 12/31/2011	$10.39180	$11.46532	0
01/01/2012 to 12/31/2012	$11.46532	$11.77275	0
01/01/2013 to 12/31/2013	$11.77275	$11.07596	0
01/01/2014 to 12/31/2014	$11.07596	$11.04502	0
01/01/2015 to 12/31/2015	$11.04502	$10.81542	0
01/01/2016 to 12/31/2016	$10.81542	$10.67527	0
01/01/2017 to 12/31/2017	$10.67527	$10.44395	0
01/01/2018 to 12/31/2018	$10.44395	$10.21996	0
AST Bond Portfolio 2019
05/01/2009 to 12/31/2009	$9.90519	$9.52347	0
01/01/2010 to 12/31/2010	$9.52347	$10.30156	0
01/01/2011 to 12/31/2011	$10.30156	$11.60533	0
01/01/2012 to 12/31/2012	$11.60533	$11.93263	5,849
01/01/2013 to 12/31/2013	$11.93263	$11.03065	0
01/01/2014 to 12/31/2014	$11.03065	$11.17142	0
01/01/2015 to 12/31/2015	$11.17142	$10.96758	0
01/01/2016 to 12/31/2016	$10.96758	$10.80803	0
01/01/2017 to 12/31/2017	$10.80803	$10.57878	0
01/01/2018 to 12/31/2018	$10.57878	$10.33208	0
AST Bond Portfolio 2020
05/01/2009 to 12/31/2009	$9.88390	$9.20011	0
01/01/2010 to 12/31/2010	$9.20011	$9.99504	29,718
01/01/2011 to 12/31/2011	$9.99504	$11.52261	3,365
01/01/2012 to 12/31/2012	$11.52261	$11.89913	5,376
01/01/2013 to 12/31/2013	$11.89913	$10.80496	0
01/01/2014 to 12/31/2014	$10.80496	$11.14181	0
01/01/2015 to 12/31/2015	$11.14181	$10.98778	0
01/01/2016 to 12/31/2016	$10.98778	$10.88244	0
01/01/2017 to 12/31/2017	$10.88244	$10.66486	0
01/01/2018 to 12/31/2018	$10.66486	$10.38795	0

A-66

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$9.99681	$10.88888	21,997
01/01/2011 to 12/31/2011	$10.88888	$12.72484	184,879
01/01/2012 to 12/31/2012	$12.72484	$13.19929	50,307
01/01/2013 to 12/31/2013	$13.19929	$11.92335	2,347
01/01/2014 to 12/31/2014	$11.92335	$12.47123	1,965
01/01/2015 to 12/31/2015	$12.47123	$12.32983	2,242
01/01/2016 to 12/31/2016	$12.32983	$12.22080	2,379
01/01/2017 to 12/31/2017	$12.22080	$12.05902	2,169
01/01/2018 to 12/31/2018	$12.05902	$11.71949	2,808
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99761	$11.89046	49,475
01/01/2012 to 12/31/2012	$11.89046	$12.22448	149,643
01/01/2013 to 12/31/2013	$12.22448	$10.71676	0
01/01/2014 to 12/31/2014	$10.71676	$11.48908	0
01/01/2015 to 12/31/2015	$11.48908	$11.39375	0
01/01/2016 to 12/31/2016	$11.39375	$11.27014	0
01/01/2017 to 12/31/2017	$11.27014	$11.11978	0
01/01/2018 to 12/31/2018	$11.11978	$10.78354	0
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99682	$10.28586	25,736
01/01/2013 to 12/31/2013	$10.28586	$8.97196	404,760
01/01/2014 to 12/31/2014	$8.97196	$9.81468	240,484
01/01/2015 to 12/31/2015	$9.81468	$9.79151	26,317
01/01/2016 to 12/31/2016	$9.79151	$9.69327	25,642
01/01/2017 to 12/31/2017	$9.69327	$9.57586	19,021
01/01/2018 to 12/31/2018	$9.57586	$9.27539	18,337
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99841	$8.65442	95,202
01/01/2014 to 12/31/2014	$8.65442	$9.63308	55,289
01/01/2015 to 12/31/2015	$9.63308	$9.62279	6,744
01/01/2016 to 12/31/2016	$9.62279	$9.52582	6,741
01/01/2017 to 12/31/2017	$9.52582	$9.40925	6,737
01/01/2018 to 12/31/2018	$9.40925	$9.07926	6,734
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99841	$11.18028	12,488
01/01/2015 to 12/31/2015	$11.18028	$11.07691	334,229
01/01/2016 to 12/31/2016	$11.07691	$11.02615	76
01/01/2017 to 12/31/2017	$11.02615	$10.90694	85
01/01/2018 to 12/31/2018	$10.90694	$10.51474	83
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99841	$9.82999	11,765
01/01/2016 to 12/31/2016	$9.82999	$9.74727	309,745
01/01/2017 to 12/31/2017	$9.74727	$9.69788	269,077
01/01/2018 to 12/31/2018	$9.69788	$9.32056	340,654
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	$9.99682	$9.77249	155,204
01/01/2017 to 12/31/2017	$9.77249	$9.74807	131,636
01/01/2018 to 12/31/2018	$9.74807	$9.34806	149,070
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	$9.99681	$9.92799	0
01/01/2018 to 12/31/2018	$9.92799	$9.44378	29,851
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	$9.99681	$9.55642	0

A-67

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Capital Growth Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.03857	$12.24278	77,092
01/01/2010 to 12/31/2010	$12.24278	$13.48272	81,979
01/01/2011 to 12/31/2011	$13.48272	$12.77918	32,150
01/01/2012 to 12/31/2012	$12.77918	$14.11565	47,398
01/01/2013 to 12/31/2013	$14.11565	$16.82101	20,327
01/01/2014 to 12/31/2014	$16.82101	$17.48193	38,431
01/01/2015 to 12/31/2015	$17.48193	$17.07150	28,880
01/01/2016 to 12/31/2016	$17.07150	$17.71706	15,044
01/01/2017 to 12/31/2017	$17.71706	$20.28976	25,082
01/01/2018 to 12/31/2018	$20.28976	$18.47978	4,910
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99761	$11.53973	0
01/01/2014 to 12/31/2014	$11.53973	$12.73456	0
01/01/2015 to 12/31/2015	$12.73456	$11.92774	0
01/01/2016 to 12/31/2016	$11.92774	$13.31249	0
01/01/2017 to 12/31/2017	$13.31249	$15.31200	0
01/01/2018 to 12/31/2018	$15.31200	$14.16207	0
AST Cohen & Steers Realty Portfolio
05/01/2009 to 12/31/2009	$9.61459	$14.43234	3,001
01/01/2010 to 12/31/2010	$14.43234	$18.04155	1,457
01/01/2011 to 12/31/2011	$18.04155	$18.68048	663
01/01/2012 to 12/31/2012	$18.68048	$20.92906	912
01/01/2013 to 12/31/2013	$20.92906	$20.96618	76
01/01/2014 to 12/31/2014	$20.96618	$26.66143	310
01/01/2015 to 12/31/2015	$26.66143	$27.15198	301
01/01/2016 to 12/31/2016	$27.15198	$27.64593	68
01/01/2017 to 12/31/2017	$27.64593	$28.53301	96
01/01/2018 to 12/31/2018	$28.53301	$26.39295	60
AST Fidelity Institutional AM® Quantitative Portfolio
formerly,AST FI Pyramis® Quantitative Portfolio
05/01/2009 to 12/31/2009	$10.01294	$12.22965	5,632
01/01/2010 to 12/31/2010	$12.22965	$13.58559	4,832
01/01/2011 to 12/31/2011	$13.58559	$12.99831	3,215
01/01/2012 to 12/31/2012	$12.99831	$13.96786	2,517
01/01/2013 to 12/31/2013	$13.96786	$15.57032	207
01/01/2014 to 12/31/2014	$15.57032	$15.60075	159
01/01/2015 to 12/31/2015	$15.60075	$15.30372	165
01/01/2016 to 12/31/2016	$15.30372	$15.49854	69
01/01/2017 to 12/31/2017	$15.49854	$17.53562	101
01/01/2018 to 12/31/2018	$17.53562	$15.71124	41
AST Global Real Estate Portfolio
05/01/2009 to 12/31/2009	$9.85920	$13.85928	301
01/01/2010 to 12/31/2010	$13.85928	$16.18173	537
01/01/2011 to 12/31/2011	$16.18173	$14.92661	198
01/01/2012 to 12/31/2012	$14.92661	$18.38438	277
01/01/2013 to 12/31/2013	$18.38438	$18.63379	85
01/01/2014 to 12/31/2014	$18.63379	$20.61990	262
01/01/2015 to 12/31/2015	$20.61990	$20.01102	328
01/01/2016 to 12/31/2016	$20.01102	$19.61310	89
01/01/2017 to 12/31/2017	$19.61310	$21.12663	137
01/01/2018 to 12/31/2018	$21.12663	$19.55143	82

A-68

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$10.12441	$12.13788	1,283
01/01/2010 to 12/31/2010	$12.13788	$13.30952	986
01/01/2011 to 12/31/2011	$13.30952	$12.21514	536
01/01/2012 to 12/31/2012	$12.21514	$14.19795	519
01/01/2013 to 12/31/2013	$14.19795	$18.41703	200
01/01/2014 to 12/31/2014	$18.41703	$20.23852	249
01/01/2015 to 12/31/2015	$20.23852	$18.74992	606
01/01/2016 to 12/31/2016	$18.74992	$20.31603	299
01/01/2017 to 12/31/2017	$20.31603	$21.65894	572
01/01/2018 to 12/31/2018	$21.65894	$19.24098	92
AST Goldman Sachs Mid-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$10.05944	$13.41116	1,228
01/01/2010 to 12/31/2010	$13.41116	$15.60961	497
01/01/2011 to 12/31/2011	$15.60961	$14.71140	179
01/01/2012 to 12/31/2012	$14.71140	$17.09191	269
01/01/2013 to 12/31/2013	$17.09191	$21.94678	56
01/01/2014 to 12/31/2014	$21.94678	$23.77519	197
01/01/2015 to 12/31/2015	$23.77519	$21.78070	1,699
01/01/2016 to 12/31/2016	$21.78070	$21.50599	528
01/01/2017 to 12/31/2017	$21.50599	$26.55125	932
01/01/2018 to 12/31/2018	$26.55125	$24.66449	323
AST Goldman Sachs Multi-Asset Portfolio
05/01/2009 to 12/31/2009	$10.02446	$11.79459	1,433
01/01/2010 to 12/31/2010	$11.79459	$12.78541	3,319
01/01/2011 to 12/31/2011	$12.78541	$12.35668	1,562
01/01/2012 to 12/31/2012	$12.35668	$13.21768	1,693
01/01/2013 to 12/31/2013	$13.21768	$14.09980	260
01/01/2014 to 12/31/2014	$14.09980	$14.24912	845
01/01/2015 to 12/31/2015	$14.24912	$13.71487	557
01/01/2016 to 12/31/2016	$13.71487	$14.02303	295
01/01/2017 to 12/31/2017	$14.02303	$15.29558	928
01/01/2018 to 12/31/2018	$15.29558	$13.80632	283
AST Goldman Sachs Small-Cap Value Portfolio
05/01/2009 to 12/31/2009	$9.95298	$12.68960	222
01/01/2010 to 12/31/2010	$12.68960	$15.62558	518
01/01/2011 to 12/31/2011	$15.62558	$15.37615	258
01/01/2012 to 12/31/2012	$15.37615	$17.27805	263
01/01/2013 to 12/31/2013	$17.27805	$23.29721	32
01/01/2014 to 12/31/2014	$23.29721	$24.25849	2,152
01/01/2015 to 12/31/2015	$24.25849	$22.26848	770
01/01/2016 to 12/31/2016	$22.26848	$26.89113	197
01/01/2017 to 12/31/2017	$26.89113	$29.30646	1,929
01/01/2018 to 12/31/2018	$29.30646	$24.45857	849
AST Government Money Market Portfolio
05/01/2009 to 12/31/2009	$9.99942	$9.81329	122
01/01/2010 to 12/31/2010	$9.81329	$9.53428	1,606
01/01/2011 to 12/31/2011	$9.53428	$9.26367	765
01/01/2012 to 12/31/2012	$9.26367	$8.99838	990
01/01/2013 to 12/31/2013	$8.99838	$8.74050	287
01/01/2014 to 12/31/2014	$8.74050	$8.49004	1,065
01/01/2015 to 12/31/2015	$8.49004	$8.24671	703
01/01/2016 to 12/31/2016	$8.24671	$8.01108	297
01/01/2017 to 12/31/2017	$8.01108	$7.80843	449
01/01/2018 to 12/31/2018	$7.80843	$7.68202	232

A-69

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST High Yield Portfolio
05/01/2009 to 12/31/2009	$10.01687	$12.44787	0
01/01/2010 to 12/31/2010	$12.44787	$13.72365	489
01/01/2011 to 12/31/2011	$13.72365	$13.75411	248
01/01/2012 to 12/31/2012	$13.75411	$15.21285	343
01/01/2013 to 12/31/2013	$15.21285	$15.83797	0
01/01/2014 to 12/31/2014	$15.83797	$15.77758	0
01/01/2015 to 12/31/2015	$15.77758	$14.77923	0
01/01/2016 to 12/31/2016	$14.77923	$16.56712	0
01/01/2017 to 12/31/2017	$16.56712	$17.29601	0
01/01/2018 to 12/31/2018	$17.29601	$16.46395	0
AST Hotchkis & Wiley Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$10.06243	$12.66367	1,730
01/01/2010 to 12/31/2010	$12.66367	$13.91972	1,413
01/01/2011 to 12/31/2011	$13.91972	$12.95575	727
01/01/2012 to 12/31/2012	$12.95575	$14.70880	769
01/01/2013 to 12/31/2013	$14.70880	$19.98265	284
01/01/2014 to 12/31/2014	$19.98265	$22.07828	394
01/01/2015 to 12/31/2015	$22.07828	$19.76490	284
01/01/2016 to 12/31/2016	$19.76490	$23.01799	133
01/01/2017 to 12/31/2017	$23.01799	$26.65181	289
01/01/2018 to 12/31/2018	$26.65181	$22.22042	132
AST International Growth Portfolio
05/01/2009 to 12/31/2009	$10.14299	$13.19877	761
01/01/2010 to 12/31/2010	$13.19877	$14.67945	1,006
01/01/2011 to 12/31/2011	$14.67945	$12.41627	446
01/01/2012 to 12/31/2012	$12.41627	$14.51610	620
01/01/2013 to 12/31/2013	$14.51610	$16.78723	206
01/01/2014 to 12/31/2014	$16.78723	$15.40514	573
01/01/2015 to 12/31/2015	$15.40514	$15.43470	582
01/01/2016 to 12/31/2016	$15.43470	$14.42697	200
01/01/2017 to 12/31/2017	$14.42697	$18.97983	321
01/01/2018 to 12/31/2018	$18.97983	$15.97539	182
AST International Value Portfolio
05/01/2009 to 12/31/2009	$10.11749	$13.03119	535
01/01/2010 to 12/31/2010	$13.03119	$14.06081	512
01/01/2011 to 12/31/2011	$14.06081	$11.94417	254
01/01/2012 to 12/31/2012	$11.94417	$13.53606	344
01/01/2013 to 12/31/2013	$13.53606	$15.70785	139
01/01/2014 to 12/31/2014	$15.70785	$14.23469	282
01/01/2015 to 12/31/2015	$14.23469	$13.93967	204
01/01/2016 to 12/31/2016	$13.93967	$13.61966	107
01/01/2017 to 12/31/2017	$13.61966	$16.24869	232
01/01/2018 to 12/31/2018	$16.24869	$13.23385	117
AST J.P. Morgan Global Thematic Portfolio
05/01/2009 to 12/31/2009	$10.04081	$12.18110	290
01/01/2010 to 12/31/2010	$12.18110	$13.46704	370
01/01/2011 to 12/31/2011	$13.46704	$13.00722	132
01/01/2012 to 12/31/2012	$13.00722	$14.34980	45
01/01/2013 to 12/31/2013	$14.34980	$16.20814	16
01/01/2014 to 12/31/2014	$16.20814	$16.74563	41
01/01/2015 to 12/31/2015	$16.74563	$16.09521	23
01/01/2016 to 12/31/2016	$16.09521	$16.45069	14
01/01/2017 to 12/31/2017	$16.45069	$18.69020	21
01/01/2018 to 12/31/2018	$18.69020	$16.81340	8

A-70

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan International Equity Portfolio
05/01/2009 to 12/31/2009	$10.12715	$13.51479	1,772
01/01/2010 to 12/31/2010	$13.51479	$14.06906	1,768
01/01/2011 to 12/31/2011	$14.06906	$12.41579	1,104
01/01/2012 to 12/31/2012	$12.41579	$14.70157	1,222
01/01/2013 to 12/31/2013	$14.70157	$16.47396	337
01/01/2014 to 12/31/2014	$16.47396	$14.98316	863
01/01/2015 to 12/31/2015	$14.98316	$14.14693	558
01/01/2016 to 12/31/2016	$14.14693	$14.00797	298
01/01/2017 to 12/31/2017	$14.00797	$17.64003	777
01/01/2018 to 12/31/2018	$17.64003	$14.13874	361
AST J.P. Morgan Strategic Opportunities Portfolio
05/01/2009 to 12/31/2009	$10.07956	$11.60326	3,077
01/01/2010 to 12/31/2010	$11.60326	$12.09566	4,452
01/01/2011 to 12/31/2011	$12.09566	$11.77703	2,478
01/01/2012 to 12/31/2012	$11.77703	$12.66517	3,240
01/01/2013 to 12/31/2013	$12.66517	$13.65947	773
01/01/2014 to 12/31/2014	$13.65947	$13.99094	2,658
01/01/2015 to 12/31/2015	$13.99094	$13.56511	2,045
01/01/2016 to 12/31/2016	$13.56511	$13.68311	1,008
01/01/2017 to 12/31/2017	$13.68311	$14.90601	2,954
01/01/2018 to 12/31/2018	$14.90601	$13.73435	1,444
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08300	$10.27380	288
01/01/2010 to 12/31/2010	$10.27380	$11.10882	666
01/01/2011 to 12/31/2011	$11.10882	$10.86250	223
01/01/2012 to 12/31/2012	$10.86250	$12.15304	358
01/01/2013 to 12/31/2013	$12.15304	$16.11302	77
01/01/2014 to 12/31/2014	$16.11302	$17.13877	272
01/01/2015 to 12/31/2015	$17.13877	$18.41799	330
01/01/2016 to 12/31/2016	$18.41799	$17.62936	83
01/01/2017 to 12/31/2017	$17.62936	$23.26185	1,407
01/01/2018 to 12/31/2018	$23.26185	$22.22737	674
AST Loomis Sayles Large-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$10.00706	$12.64572	5,784
01/01/2010 to 12/31/2010	$12.64572	$14.70981	2,852
01/01/2011 to 12/31/2011	$14.70981	$14.15841	1,570
01/01/2012 to 12/31/2012	$14.15841	$15.43885	1,868
01/01/2013 to 12/31/2013	$15.43885	$20.48706	567
01/01/2014 to 12/31/2014	$20.48706	$22.00743	3,518
01/01/2015 to 12/31/2015	$22.00743	$23.52984	2,715
01/01/2016 to 12/31/2016	$23.52984	$24.13182	1,013
01/01/2017 to 12/31/2017	$24.13182	$31.17596	2,859
01/01/2018 to 12/31/2018	$31.17596	$29.46366	1,625
AST MFS Global Equity Portfolio
05/01/2009 to 12/31/2009	$10.07220	$13.29257	862
01/01/2010 to 12/31/2010	$13.29257	$14.46732	927
01/01/2011 to 12/31/2011	$14.46732	$13.61306	413
01/01/2012 to 12/31/2012	$13.61306	$16.27386	601
01/01/2013 to 12/31/2013	$16.27386	$20.17598	113
01/01/2014 to 12/31/2014	$20.17598	$20.30921	3,119
01/01/2015 to 12/31/2015	$20.30921	$19.43804	1,245
01/01/2016 to 12/31/2016	$19.43804	$20.22523	326
01/01/2017 to 12/31/2017	$20.22523	$24.33129	679
01/01/2018 to 12/31/2018	$24.33129	$21.37259	268

A-71

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Portfolio
05/01/2009 to 12/31/2009	$10.02798	$12.08547	4,955
01/01/2010 to 12/31/2010	$12.08547	$13.24017	3,591
01/01/2011 to 12/31/2011	$13.24017	$12.78488	2,289
01/01/2012 to 12/31/2012	$12.78488	$14.53945	2,516
01/01/2013 to 12/31/2013	$14.53945	$19.30703	764
01/01/2014 to 12/31/2014	$19.30703	$20.38713	1,931
01/01/2015 to 12/31/2015	$20.38713	$21.23446	1,451
01/01/2016 to 12/31/2016	$21.23446	$21.02154	614
01/01/2017 to 12/31/2017	$21.02154	$26.69190	1,849
01/01/2018 to 12/31/2018	$26.69190	$26.48002	1,055
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99762	$10.14988	0
01/01/2013 to 12/31/2013	$10.14988	$13.26086	0
01/01/2014 to 12/31/2014	$13.26086	$14.19695	0
01/01/2015 to 12/31/2015	$14.19695	$13.69034	0
01/01/2016 to 12/31/2016	$13.69034	$15.08707	0
01/01/2017 to 12/31/2017	$15.08707	$17.19723	1,056
01/01/2018 to 12/31/2018	$17.19723	$15.00631	489
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
05/01/2009 to 12/31/2009	$10.13078	$13.64222	0
01/01/2010 to 12/31/2010	$13.64222	$16.35722	0
01/01/2011 to 12/31/2011	$16.35722	$15.49442	0
01/01/2012 to 12/31/2012	$15.49442	$17.62741	0
01/01/2013 to 12/31/2013	$17.62741	$24.31534	0
01/01/2014 to 12/31/2014	$24.31534	$26.98431	0
01/01/2015 to 12/31/2015	$26.98431	$24.73327	0
01/01/2016 to 12/31/2016	$24.73327	$28.40628	0
01/01/2017 to 12/31/2017	$28.40628	$31.39950	0
01/01/2018 to 12/31/2018	$31.39950	$25.47999	0
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99762	$10.23705	501
01/01/2013 to 12/31/2013	$10.23705	$11.82459	148
01/01/2014 to 12/31/2014	$11.82459	$12.07593	228
01/01/2015 to 12/31/2015	$12.07593	$11.58417	151
01/01/2016 to 12/31/2016	$11.58417	$11.73939	61
01/01/2017 to 12/31/2017	$11.73939	$13.28472	74
01/01/2018 to 12/31/2018	$13.28472	$11.83426	41
AST Parametric Emerging Markets Equity Portfolio
05/01/2009 to 12/31/2009	$10.05415	$14.71525	1,037
01/01/2010 to 12/31/2010	$14.71525	$17.47708	843
01/01/2011 to 12/31/2011	$17.47708	$13.53518	254
01/01/2012 to 12/31/2012	$13.53518	$15.50378	497
01/01/2013 to 12/31/2013	$15.50378	$15.09301	218
01/01/2014 to 12/31/2014	$15.09301	$13.97380	446
01/01/2015 to 12/31/2015	$13.97380	$11.30265	345
01/01/2016 to 12/31/2016	$11.30265	$12.33676	176
01/01/2017 to 12/31/2017	$12.33676	$15.14541	439
01/01/2018 to 12/31/2018	$15.14541	$12.64262	213

A-72

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Preservation Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.02076	$11.54365	7,145
01/01/2010 to 12/31/2010	$11.54365	$12.39835	22,449
01/01/2011 to 12/31/2011	$12.39835	$12.16361	11,633
01/01/2012 to 12/31/2012	$12.16361	$13.04005	11,751
01/01/2013 to 12/31/2013	$13.04005	$13.83322	698
01/01/2014 to 12/31/2014	$13.83322	$14.21282	2,094
01/01/2015 to 12/31/2015	$14.21282	$13.82533	1,493
01/01/2016 to 12/31/2016	$13.82533	$14.17209	708
01/01/2017 to 12/31/2017	$14.17209	$15.16170	996
01/01/2018 to 12/31/2018	$15.16170	$14.30661	397
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01753	$10.04905	0
01/01/2012 to 12/31/2012	$10.04905	$10.45441	0
01/01/2013 to 12/31/2013	$10.45441	$9.91987	0
01/01/2014 to 12/31/2014	$9.91987	$10.21971	0
01/01/2015 to 12/31/2015	$10.21971	$9.90026	0
01/01/2016 to 12/31/2016	$9.90026	$10.02211	0
01/01/2017 to 12/31/2017	$10.02211	$10.28769	0
01/01/2018 to 12/31/2018	$10.28769	$9.90997	0
AST Prudential Growth Allocation Portfolio
05/01/2009 to 12/31/2009	$9.98494	$12.09006	22,900
01/01/2010 to 12/31/2010	$12.09006	$13.97741	10,480
01/01/2011 to 12/31/2011	$13.97741	$12.73366	4,862
01/01/2012 to 12/31/2012	$12.73366	$13.96618	9,795
01/01/2013 to 12/31/2013	$13.96618	$15.87570	4,350
01/01/2014 to 12/31/2014	$15.87570	$16.83903	4,970
01/01/2015 to 12/31/2015	$16.83903	$16.25623	8,729
01/01/2016 to 12/31/2016	$16.25623	$17.38565	4,279
01/01/2017 to 12/31/2017	$17.38565	$19.60739	12,755
01/01/2018 to 12/31/2018	$19.60739	$17.59583	2,177
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99761	$11.57823	0
01/01/2014 to 12/31/2014	$11.57823	$12.96068	0
01/01/2015 to 12/31/2015	$12.96068	$12.78351	0
01/01/2016 to 12/31/2016	$12.78351	$13.76613	0
01/01/2017 to 12/31/2017	$13.76613	$16.23626	16
01/01/2018 to 12/31/2018	$16.23626	$14.64060	16
AST QMA US Equity Alpha Portfolio
05/01/2009 to 12/31/2009	$10.07692	$12.73663	830
01/01/2010 to 12/31/2010	$12.73663	$14.23370	1,357
01/01/2011 to 12/31/2011	$14.23370	$14.30449	519
01/01/2012 to 12/31/2012	$14.30449	$16.50658	751
01/01/2013 to 12/31/2013	$16.50658	$21.23317	153
01/01/2014 to 12/31/2014	$21.23317	$24.17502	529
01/01/2015 to 12/31/2015	$24.17502	$24.20534	589
01/01/2016 to 12/31/2016	$24.20534	$27.00414	158
01/01/2017 to 12/31/2017	$27.00414	$32.06958	237
01/01/2018 to 12/31/2018	$32.06958	$28.58609	95

A-73

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99761	$8.82585	0
01/01/2012 to 12/31/2012	$8.82585	$9.70047	0
01/01/2013 to 12/31/2013	$9.70047	$11.53306	0
01/01/2014 to 12/31/2014	$11.53306	$11.93081	0
01/01/2015 to 12/31/2015	$11.93081	$11.60635	0
01/01/2016 to 12/31/2016	$11.60635	$11.98733	0
01/01/2017 to 12/31/2017	$11.98733	$13.76296	0
01/01/2018 to 12/31/2018	$13.76296	$12.49379	0
AST RCM World Trends Portfolio
05/01/2009 to 12/31/2009	$10.03963	$11.87231	12,709
01/01/2010 to 12/31/2010	$11.87231	$12.90674	12,757
01/01/2011 to 12/31/2011	$12.90674	$12.30979	10,623
01/01/2012 to 12/31/2012	$12.30979	$13.18580	12,555
01/01/2013 to 12/31/2013	$13.18580	$14.40124	3,147
01/01/2014 to 12/31/2014	$14.40124	$14.70749	10,149
01/01/2015 to 12/31/2015	$14.70749	$14.26225	1,584
01/01/2016 to 12/31/2016	$14.26225	$14.52159	582
01/01/2017 to 12/31/2017	$14.52159	$16.39653	896
01/01/2018 to 12/31/2018	$16.39653	$14.66559	29
AST Small-Cap Growth Opportunities Portfolio
05/01/2009 to 12/31/2009	$9.98041	$12.91275	556
01/01/2010 to 12/31/2010	$12.91275	$16.62530	977
01/01/2011 to 12/31/2011	$16.62530	$14.03194	561
01/01/2012 to 12/31/2012	$14.03194	$16.36505	843
01/01/2013 to 12/31/2013	$16.36505	$22.38387	183
01/01/2014 to 12/31/2014	$22.38387	$22.81660	648
01/01/2015 to 12/31/2015	$22.81660	$22.45844	832
01/01/2016 to 12/31/2016	$22.45844	$23.49600	198
01/01/2017 to 12/31/2017	$23.49600	$29.14485	254
01/01/2018 to 12/31/2018	$29.14485	$25.23531	171
AST Small-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$10.00808	$13.06267	362
01/01/2010 to 12/31/2010	$13.06267	$17.30954	261
01/01/2011 to 12/31/2011	$17.30954	$16.64956	44
01/01/2012 to 12/31/2012	$16.64956	$18.14068	55
01/01/2013 to 12/31/2013	$18.14068	$23.81901	15
01/01/2014 to 12/31/2014	$23.81901	$24.01986	32
01/01/2015 to 12/31/2015	$24.01986	$23.51474	20
01/01/2016 to 12/31/2016	$23.51474	$25.60099	10
01/01/2017 to 12/31/2017	$25.60099	$30.81716	21
01/01/2018 to 12/31/2018	$30.81716	$27.41343	9
AST Small-Cap Value Portfolio
05/01/2009 to 12/31/2009	$9.97537	$12.87104	193
01/01/2010 to 12/31/2010	$12.87104	$15.75235	166
01/01/2011 to 12/31/2011	$15.75235	$14.38698	77
01/01/2012 to 12/31/2012	$14.38698	$16.51183	92
01/01/2013 to 12/31/2013	$16.51183	$22.03763	34
01/01/2014 to 12/31/2014	$22.03763	$22.53377	67
01/01/2015 to 12/31/2015	$22.53377	$20.94449	46
01/01/2016 to 12/31/2016	$20.94449	$26.28753	20
01/01/2017 to 12/31/2017	$26.28753	$27.41232	45
01/01/2018 to 12/31/2018	$27.41232	$22.07620	22

A-74

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.03811	$12.07954	6,992
01/01/2010 to 12/31/2010	$12.07954	$13.08694	9,784
01/01/2011 to 12/31/2011	$13.08694	$12.96481	5,058
01/01/2012 to 12/31/2012	$12.96481	$14.29232	4,929
01/01/2013 to 12/31/2013	$14.29232	$16.21971	761
01/01/2014 to 12/31/2014	$16.21971	$16.68128	3,237
01/01/2015 to 12/31/2015	$16.68128	$16.20999	7,188
01/01/2016 to 12/31/2016	$16.20999	$16.93448	3,604
01/01/2017 to 12/31/2017	$16.93448	$18.98517	7,301
01/01/2018 to 12/31/2018	$18.98517	$17.45593	1,208
AST T. Rowe Price Large-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$9.98672	$13.08861	4,447
01/01/2010 to 12/31/2010	$13.08861	$14.72376	4,140
01/01/2011 to 12/31/2011	$14.72376	$14.05996	1,893
01/01/2012 to 12/31/2012	$14.05996	$16.05759	2,438
01/01/2013 to 12/31/2013	$16.05759	$22.46469	644
01/01/2014 to 12/31/2014	$22.46469	$23.64183	1,459
01/01/2015 to 12/31/2015	$23.64183	$25.16509	1,031
01/01/2016 to 12/31/2016	$25.16509	$25.10536	470
01/01/2017 to 12/31/2017	$25.10536	$33.62783	1,150
01/01/2018 to 12/31/2018	$33.62783	$33.92149	584
AST T. Rowe Price Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$10.09805	$12.68715	787
01/01/2010 to 12/31/2010	$12.68715	$13.85711	748
01/01/2011 to 12/31/2011	$13.85711	$13.39438	339
01/01/2012 to 12/31/2012	$13.39438	$14.75340	422
01/01/2013 to 12/31/2013	$14.75340	$19.29339	158
01/01/2014 to 12/31/2014	$19.29339	$19.03242	286
01/01/2015 to 12/31/2015	$19.03242	$17.36587	216
01/01/2016 to 12/31/2016	$17.36587	$17.90325	111
01/01/2017 to 12/31/2017	$17.90325	$20.27046	252
01/01/2018 to 12/31/2018	$20.27046	$17.77458	113
AST T. Rowe Price Natural Resources Portfolio
05/01/2009 to 12/31/2009	$10.30082	$13.67983	5,063
01/01/2010 to 12/31/2010	$13.67983	$16.00607	2,365
01/01/2011 to 12/31/2011	$16.00607	$13.22841	932
01/01/2012 to 12/31/2012	$13.22841	$13.31342	1,534
01/01/2013 to 12/31/2013	$13.31342	$14.92085	422
01/01/2014 to 12/31/2014	$14.92085	$13.28121	1,024
01/01/2015 to 12/31/2015	$13.28121	$10.41652	1,141
01/01/2016 to 12/31/2016	$10.41652	$12.60946	319
01/01/2017 to 12/31/2017	$12.60946	$13.51148	701
01/01/2018 to 12/31/2018	$13.51148	$10.93667	376
AST Templeton Global Bond Portfolio
05/01/2009 to 12/31/2009	$10.01712	$11.04419	0
01/01/2010 to 12/31/2010	$11.04419	$11.34386	0
01/01/2011 to 12/31/2011	$11.34386	$11.47383	0
01/01/2012 to 12/31/2012	$11.47383	$11.72679	0
01/01/2013 to 12/31/2013	$11.72679	$10.96314	0
01/01/2014 to 12/31/2014	$10.96314	$10.70818	0
01/01/2015 to 12/31/2015	$10.70818	$9.92089	0
01/01/2016 to 12/31/2016	$9.92089	$10.05723	0
01/01/2017 to 12/31/2017	$10.05723	$9.96915	0
01/01/2018 to 12/31/2018	$9.96915	$9.87532	0

A-75

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST WEDGE Capital Mid-Cap Value Portfolio
05/01/2009 to 12/31/2009	$9.98563	$13.15888	830
01/01/2010 to 12/31/2010	$13.15888	$15.79968	858
01/01/2011 to 12/31/2011	$15.79968	$14.81790	499
01/01/2012 to 12/31/2012	$14.81790	$17.04243	450
01/01/2013 to 12/31/2013	$17.04243	$21.92023	109
01/01/2014 to 12/31/2014	$21.92023	$24.47937	230
01/01/2015 to 12/31/2015	$24.47937	$22.20635	147
01/01/2016 to 12/31/2016	$22.20635	$24.59060	39
01/01/2017 to 12/31/2017	$24.59060	$28.31439	57
01/01/2018 to 12/31/2018	$28.31439	$22.95374	31
AST Wellington Management Hedged Equity Portfolio
05/01/2009 to 12/31/2009	$10.06151	$12.69361	4,191
01/01/2010 to 12/31/2010	$12.69361	$14.13468	6,093
01/01/2011 to 12/31/2011	$14.13468	$13.25567	3,090
01/01/2012 to 12/31/2012	$13.25567	$14.29238	10,223
01/01/2013 to 12/31/2013	$14.29238	$16.72932	4,227
01/01/2014 to 12/31/2014	$16.72932	$17.14431	8,170
01/01/2015 to 12/31/2015	$17.14431	$16.54756	4,473
01/01/2016 to 12/31/2016	$16.54756	$17.12322	2,535
01/01/2017 to 12/31/2017	$17.12322	$18.89498	3,491
01/01/2018 to 12/31/2018	$18.89498	$17.43342	113
AST Western Asset Core Plus Bond Portfolio
05/01/2009 to 12/31/2009	$9.98887	$10.69839	753
01/01/2010 to 12/31/2010	$10.69839	$11.20219	1,087
01/01/2011 to 12/31/2011	$11.20219	$11.53736	513
01/01/2012 to 12/31/2012	$11.53736	$12.08618	674
01/01/2013 to 12/31/2013	$12.08618	$11.56456	213
01/01/2014 to 12/31/2014	$11.56456	$12.04162	3,803
01/01/2015 to 12/31/2015	$12.04162	$11.84113	1,426
01/01/2016 to 12/31/2016	$11.84113	$12.09503	434
01/01/2017 to 12/31/2017	$12.09503	$12.49052	1,062
01/01/2018 to 12/31/2018	$12.49052	$11.85593	418
*Denotes the start date of these sub-accounts

A-76

APPENDIX B – CALCULATION OF OPTIONAL DEATH BENEFITS
Examples of Combination 5% Roll-Up and Highest Anniversary Value Death Benefit Calculation
The following are examples of how the Combination 5% Roll-Up and Highest Anniversary Value Death Benefit are calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date and that all Account Value is maintained in the variable investment options.
Example with Sub-account increase and death before Death Benefit Target Date
Assume that the Owner’s Account Value has generally been increasing due to positive Sub-account performance and that no withdrawals have been made. On the 7th anniversary of the Issue Date we receive due proof of death, at which time the Account Value is $75,000; however, the Anniversary Value on the 5th anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Roll-Up Value is equal to initial Purchase Payment accumulated at 5% for 6 years, or $67,005. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit. The Death Benefit would be the Highest Anniversary Value ($90,000) because it is greater than both the Roll-Up Value ($67,005) and the amount that would have been payable under the basic Death Benefit ($75,000).
Example with withdrawals
Assume that the Owner made a withdrawal of $5,000 on the 6th anniversary of the Issue Date when the Account Value was $45,000. The Roll-Up Value on the 6th anniversary of the Issue Date is equal to initial Purchase Payment accumulated at 5% for 6 years, or $67,005. The 5% Dollar-for-Dollar Withdrawal Limit for the 7th annuity year is equal to 5% of the Roll-Up Value as of the 6th anniversary of the Issue Date, or $3,350. Therefore, the remaining $1,650 of the withdrawal results in a proportional reduction to the Roll-Up Value. On the 7th anniversary of the Issue Date we receive due proof of death, at which time the Account Value is $43,000; however, the Anniversary Value on the 2nd anniversary of the Issue Date was $70,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit.

Roll-Up Value	=	{($67,005 – $3,350) – [($67,005 – $3,350) * $1,650/($45,000 – $3,350)]} * 1.05
	=	($63,655 – $2,522) * 1.05
	=	$64,190
Highest Anniversary Value	=	$70,000 – [$70,000 * $5,000/$45,000]
	=	$70,000 – $7,778
	=	$62,222
Basic Death Benefit	=	max [$43,000, $50,000 – ($50,000 * $5,000/$45,000)]
	=	max [$43,000, $44,444]
	=	$44,444
The Death Benefit therefore is $64,190.
Example with death after Death Benefit Target Date
Assume that the Owner has not made any withdrawals prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Roll-Up Value on the Death Benefit Target Date (the Annuity Anniversary on or following the Owner’s 80th birthday) is equal to initial Purchase Payment accumulated at 5% for 10 years, or $81,445. The Highest Anniversary Value on the Death Benefit Target Date was $85,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit as of the Death Benefit Target Date; each increased by subsequent purchase payments and reduced proportionally for subsequent withdrawals.

Roll-Up Value	=	$81,445 + $15,000 – [($81,445 + 15,000) * $5,000/$70,000]
	=	$81,445 + $15,000 – $6,889
	=	$89,556
Highest Anniversary Value	=	$85,000 + $15,000 – [($85,000 + 15,000) * $5,000/$70,000]
	=	$85,000 + $15,000 – $ 7,143
	=	$92,857
Basic Death Benefit	=	max [$75,000, $50,000 + $15,000 – {(50,000 + $15,000) * $5,000/$70,000}]
	=	max [$75,000, $60,357]
	=	$75,000
The Death Benefit therefore is $92,857.

B-1

Examples of Highest Daily Value Death Benefit Calculation
The following are examples of how the HDV Death Benefit is calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date.
Example with Sub-account increase and death before Death Benefit Target Date Assume that the Owner’s Account Value has generally been increasing due to positive Sub-account performance and that no withdrawals have been made. On the date we receive due proof of death, the Account Value is $75,000; however, the Highest Daily Value was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value or the basic Death Benefit. The Death Benefit would be the HDV ($90,000) because it is greater than the amount that would have been payable under the basic Death Benefit ($75,000).
Example with withdrawals
Assume that the Account Value has been increasing due to positive Sub-account performance and the Owner made a withdrawal of $15,000 in Annuity Year 7 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $80,000; however, the Highest Daily Value ($90,000) was attained during the fifth Annuity Year. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value (proportionally reduced by the subsequent withdrawal) or the basic Death Benefit.

Highest Daily Value	=	$90,000 – [$90,000 * $15,000/$75,000]
	=	$90,000 – $18,000
	=	$72,000
Basic Death Benefit	=	max [$80,000, $50,000 – ($50,000 * $15,000/$75,000)]
	=	max [$80,000, $40,000]
	=	$80,000
The Death Benefit therefore is $80,000.
Example with death after Death Benefit Target Date
Assume that the Owner’s Account Value has generally been increasing due to positive Sub-account performance and that no withdrawals had been made prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Highest Daily Value on the Death Benefit Target Date was $80,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greater of the Highest Daily Value on the Death Benefit Target Date plus purchase payments minus proportional withdrawals after the Death Benefit Target Date or the basic Death Benefit.

Highest Daily Value	=	$80,000 + $15,000 – [($80,000 + $15,000) * $5,000/$70,000]
	=	$80,000 + $15,000 – $6,786
	=	$88,214
Basic Death Benefit	=	max [$75,000, ($50,000 + $15,000) – {($50,000 + $15,000) * $5,000/$70,000}]
	=	max [$75,000, $60,357]
	=	$75,000
The Death Benefit therefore is $88,214.

B-2

APPENDIX C – FORMULA UNDER HIGHEST DAILY LIFETIME® FIVE INCOME BENEFIT
We set out below the current formula under which we may transfer amounts between the variable investment options and the Benefit Fixed Rate Account. Upon your election of Highest Daily Lifetime Five, we will not alter the formula that applies to your Annuity.
TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:

▪	Cu – the upper target is established on the effective date of the Highest Daily Lifetime Five benefit (the “Effective Date”) and is not changed for the life of the guarantee. Currently, it is 83%.

▪	Ct – the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

▪	Cl – the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

▪	L – the target value as of the current Valuation Day.

▪	r – the target ratio.

▪
a – the factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. The factors that we use currently are derived from the a 2000 Individual Annuity Mortality Table with an assumed interest rate of 3%. Each number in the table “a” factors (which appears below) represents a factor, which when multiplied by the Highest Daily Annual Income Amount, projects our total liability for the purpose of asset transfers under the guarantee.

▪
Q – age based factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee The factor is currently set equal to 1.

▪	V – the total value of all Permitted Sub-accounts in the annuity.

▪	F – the total value of all Benefit Fixed Rate Account allocations.

▪
I – the income value prior to the first withdrawal. The income value is equal to what the Highest Daily Annual Income Amount would be if the first withdrawal were taken on the date of calculation. After the first withdrawal the income value equals the greater of the Highest Daily Annual Income Amount, the quarterly step-up amount times the annual income percentage, and the Account Value times the annual income percentage.

▪	T – the amount of a transfer into or out of the Benefit Fixed Rate Account.

▪	I% – annual income amount percentage. This factor is established on the Effective Date and is not changed for the life of the guarantee. Currently, this percentage is equal to 5%.
TARGET VALUE CALCULATION:
On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V) is equal to zero, no calculation is necessary.

L	=	I * Q * a
TRANSFER CALCULATION:
The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

Target Ratio r	=	(L – F) / V.

▪	If r > Cu, assets in the Permitted Sub-accounts are transferred to Benefit Fixed Rate Account.

▪	If r < Cl, and there are currently assets in the Benefit Fixed Rate Account (F > 0), assets in the Benefit Fixed Rate Account are transferred to the Permitted Sub-accounts.
The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

T	=	{Min(V, [L – F – V * Ct] / (1 – Ct))}	T>0, Money moving from the Permitted Sub-accounts to the Benefit Fixed Rate Account
T	=	{Min(F, [L – F – V * Ct] / (1 – Ct))}	T<0, Money moving from the Benefit Fixed Rate Account to the Permitted Sub-accounts]

Example:
Male age 65 contributes $100,000 into the Permitted Sub accounts and the value drops to $92,300 during year one, end of day one. A table of values for “a” appears below.
Target Value Calculation:

L	=	I * Q * a
	=	5000.67 * 1 * 15.34
	=	76,710.28
Target Ratio:

R	=	(L – F) / V
	=	(76,710.28 – 0) / 92,300.00
	=	83.11%
Since r > Cu (because 83.11% > 83%) a transfer into the Benefit Fixed rate Account occurs.

T	=	{Min (V, [L – F – V * Ct] / (1 – Ct))}
	=	{Min (92,300.00, [76,710.28 – 0 – 92,300.00 * 0.80] / (1 – 0.80))}
	=	{Min (92,300.00, 14,351.40)}
	=	14,351.40
FORMULA FOR CONTRACTS WITH 90% CAP FEATURE
TARGET VALUE CALCULATION:
On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V) is equal to zero, no calculation is necessary.

L	=	I * Q * a
If you elect this feature, the following replaces the “Transfer Calculation” section in this Appendix.
Transfer Calculation:
The following formula, which is set on the effective date of this feature and is not changed for the life of the guarantee, determines when a transfer is required: On the effective date of this feature (and only on the effective date of this feature), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the Benefit Fixed Rate Account:
If (F / (V + F) > .90) then T = F – (V + F) * .90
If T is greater than $0 as described above, then an amount equal to T is transferred from the Benefit Fixed Rate Account and allocated to the Permitted Sub-accounts, and no additional transfer calculations are performed on the effective date.
On each Valuation Day thereafter (including the effective date of this feature provided F/(V+F) <=.90), the following asset transfer calculation is performed

Target Ratio r	=	(L – F) / V.

▪	If r > Cu, assets in the Permitted Sub-accounts are transferred to the Benefit Fixed Rate Account (subject to the 90% cap feature described above).

▪	If r < Cl and there are currently assets in the Benefit Fixed Rate Account (F > 0), assets in the Benefit Fixed Rate Account are transferred to the Permitted Sub-accounts.
The following formula, which is set on the Effective Date of this feature and is not changed for the life of the guarantee, determines the transfer amount:

T	=	Min (MAX (0, (0.90 * (V + F)) – F), [L – F – V * Ct] / (1 – Ct))	Money is transferred from the elected Permitted Sub-accounts to Benefit Fixed Rate Account
T	=	Min(F, – [L – F – V * Ct] / (1 – Ct)),	Money is transferred from the Benefit Fixed Rate Account to the Permitted Sub-accounts.

Age 65 “a” Factors for Liability Calculations
(in Years and Months since Benefit Effective Date)*

Years	Months 1	2	3	4	5	6	7	8	9	10	11	12
1	15.34	15.31	15.27	15.23	15.20	15.16	15.13	15.09	15.05	15.02	14.98	14.95
2	14.91	14.87	14.84	14.80	14.76	14.73	14.69	14.66	14.62	14.58	14.55	14.51
3	14.47	14.44	14.40	14.36	14.33	14.29	14.26	14.22	14.18	14.15	14.11	14.07
4	14.04	14.00	13.96	13.93	13.89	13.85	13.82	13.78	13.74	13.71	13.67	13.63
5	13.60	13.56	13.52	13.48	13.45	13.41	13.37	13.34	13.30	13.26	13.23	13.19
6	13.15	13.12	13.08	13.04	13.00	12.97	12.93	12.89	12.86	12.82	12.78	12.75
7	12.71	12.67	12.63	12.60	12.56	12.52	12.49	12.45	12.41	12.38	12.34	12.30
8	12.26	12.23	12.19	12.15	12.12	12.08	12.04	12.01	11.97	11.93	11.90	11.86
9	11.82	11.78	11.75	11.71	11.67	11.64	11.60	11.56	11.53	11.49	11.45	11.42
10	11.38	11.34	11.31	11.27	11.23	11.20	11.16	11.12	11.09	11.05	11.01	10.98
11	10.94	10.90	10.87	10.83	10.79	10.76	10.72	10.69	10.65	10.61	10.58	10.54
12	10.50	10.47	10.43	10.40	10.36	10.32	10.29	10.25	10.21	10.18	10.14	10.11
13	10.07	10.04	10.00	9.96	9.93	9.89	9.86	9.82	9.79	9.75	9.71	9.68
14	9.64	9.61	9.57	9.54	9.50	9.47	9.43	9.40	9.36	9.33	9.29	9.26
15	9.22	9.19	9.15	9.12	9.08	9.05	9.02	8.98	8.95	8.91	8.88	8.84
16	8.81	8.77	8.74	8.71	8.67	8.64	8.60	8.57	8.54	8.50	8.47	8.44
17	8.40	8.37	8.34	8.30	8.27	8.24	8.20	8.17	8.14	8.10	8.07	8.04
18	8.00	7.97	7.94	7.91	7.88	7.84	7.81	7.78	7.75	7.71	7.68	7.65
19	7.62	7.59	7.55	7.52	7.49	7.46	7.43	7.40	7.37	7.33	7.30	7.27
20	7.24	7.21	7.18	7.15	7.12	7.09	7.06	7.03	7.00	6.97	6.94	6.91
21	6.88	6.85	6.82	6.79	6.76	6.73	6.70	6.67	6.64	6.61	6.58	6.55
22	6.52	6.50	6.47	6.44	6.41	6.38	6.36	6.33	6.30	6.27	6.24	6.22
23	6.19	6.16	6.13	6.11	6.08	6.05	6.03	6.00	5.97	5.94	5.92	5.89
24	5.86	5.84	5.81	5.79	5.76	5.74	5.71	5.69	5.66	5.63	5.61	5.58
25	5.56	5.53	5.51	5.48	5.46	5.44	5.41	5.39	5.36	5.34	5.32	5.29
26	5.27	5.24	5.22	5.20	5.18	5.15	5.13	5.11	5.08	5.06	5.04	5.01
27	4.99	4.97	4.95	4.93	4.91	4.88	4.86	4.84	4.82	4.80	4.78	4.75
28	4.73	4.71	4.69	4.67	4.65	4.63	4.61	4.59	4.57	4.55	4.53	4.51
29	4.49	4.47	4.45	4.43	4.41	4.39	4.37	4.35	4.33	4.32	4.30	4.28
30	4.26	4.24	4.22	4.20	4.18	4.17	4.15	4.13	4.11	4.09	4.07	4.06
31	4.04	4.02	4.00	3.98	3.97	3.95	3.93	3.91	3.90	3.88	3.86	3.84
32	3.83	3.81	3.79	3.78	3.76	3.74	3.72	3.71	3.69	3.67	3.66	3.64
33	3.62	3.61	3.59	3.57	3.55	3.54	3.52	3.50	3.49	3.47	3.45	3.44
34	3.42	3.40	3.39	3.37	3.35	3.34	3.32	3.30	3.29	3.27	3.25	3.24
35	3.22	3.20	3.18	3.17	3.15	3.13	3.12	3.10	3.08	3.07	3.05	3.03
36	3.02	3.00	2.98	2.96	2.95	2.93	2.91	2.90	2.88	2.86	2.85	2.83
37	2.81	2.79	2.78	2.76	2.74	2.73	2.71	2.69	2.68	2.66	2.64	2.62
38	2.61	2.59	2.57	2.56	2.54	2.52	2.51	2.49	2.47	2.45	2.44	2.42
39	2.40	2.39	2.37	2.35	2.34	2.32	2.30	2.29	2.27	2.25	2.24	2.22
40	2.20	2.19	2.17	2.15	2.14	2.12	2.11	2.09	2.07	2.06	2.04	2.02
41	2.01	1.84	1.67	1.51	1.34	1.17	1.00	0.84	0.67	0.50	0.33	0.17

*	The values set forth in this table are applied to all ages, and apply whether or not the 90% cap is elected.

APPENDIX D – FORMULA UNDER HIGHEST DAILY® GRO BENEFIT
FORMULA FOR ELECTIONS OF HIGHEST DAILY GRO MADE PRIOR TO JULY 16, 2010
THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:

▪	AV is the current Account Value of the Annuity

▪	V is the current Account Value of the elected Sub-accounts of the Annuity

▪	B is the total current value of the AST bond portfolio Sub-account

▪	Cl is the lower target value. Currently, it is 79%.

▪	Ct is the middle target value. Currently, it is 82%.

▪	Cu is the upper target value. Currently, it is 85%.
For each guarantee provided under the benefit,

▪	Gi is the guarantee amount

▪	Ni is the number of days until the maturity date

▪
di is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.
The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of the Base Guarantee Period or Step-Up Guarantee Period. We call the greatest of these values the “current liability (L).”

L	=	MAX (Li), where Li = Gi / (1 + di)^(Ni/365).
Next the formula calculates the following formula ratio:

r	=	(L – B) / V.
If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the bond fund Sub-account associated with the current liability. If at the time we make a transfer to the bond fund Sub-account associated with the current liability there is Account Value allocated to a bond fund Sub-account not associated with the current liability, we will transfer all assets from that bond fund Sub-account to the bond fund Sub-account associated with the current liability.
The formula will transfer assets into the Transfer Account if r > Cu.
The transfer amount is calculated by the following formula:

T	=	{Min(V, [L – B – V * Ct] / (1 – Ct))}
If the formula ratio is less than a lower target value and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account into the elected Sub-accounts.
The transfer amount is calculated by the following formula:

T	=	{Min(B, – [L – B- V * Ct] / (1 – Ct))}
If following a transfer to the elected Sub-accounts, there are assets remaining in a bond fund Sub-account not associated with the current liability, we will transfer all assets from that bond fund Sub-account to the bond fund Sub-account associated with the current liability.

FORMULA FOR ANNUITIES WITH 90% CAP FEATURE – HIGHEST DAILY GRO
THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:

▪	AV is the current Account Value of the Annuity

▪	V is the current Account Value of the elected Sub-accounts of the Annuity

▪	B is the total current value of the AST bond portfolio Sub-account

▪	Cl is the lower target value. Currently, it is 79%.

▪	Ct is the middle target value. Currently, it is 82%.

▪	Cu is the upper target value. Currently, it is 85%.

▪	T is the amount of a transfer into or out of the Transfer AST bond portfolio Sub-account.
For each guarantee provided under the benefit,

▪	Gi is the guarantee amount

▪	Ni is the number of days until the maturity date

▪
di is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment and subject to the discount rate minimum. The discount rate minimum, beginning on the effective date of the benefit, is three percent, and will decline monthly over the first twenty-four months following the effective date of the benefit to one percent in the twenty-fifth month, and will remain at one percent for every month thereafter. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

Transfer Calculation
The formula, which is set on the Effective Date of the 90% Cap Feature, and is not changed while the benefit is in effect, determines, on each Valuation Day, when a transfer is required.
On the Effective Date of the 90% Cap Feature (and only on this date), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the AST bond portfolio Sub-account:

If (B / (V + B) > .90), then
T	=	B – [(V + B) * .90]
If T as described above is greater than $0, then that amount (“T”) is transferred from the AST bond portfolio Sub-account to the elected Sub-accounts and no additional transfer calculations are performed on the Effective Date of the 90% Cap Feature. Any transfers into the AST bond portfolio Sub-account are suspended. The suspension will be lifted once a transfer out of the AST bond portfolio Sub-account occurs.
On each Valuation Date thereafter (including the Effective Date of the 90% Cap Feature, provided (B / (V + B) < = .90), the formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the “current liability (L).”

L	=	MAX(Li), where Li = Gi / (1 + di)^(Ni/365)
Next the formula calculates the following formula ratio:

r	=	(L – B) / V
If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the AST bond portfolio Sub-account associated with the current liability, subject to the rule that prevents a transfer into that AST bond portfolio Sub-account if 90% or more of Account Value is in that Sub-account (the “90% cap feature”). If, at the time we make a transfer to the AST bond portfolio Sub-account associated with the current liability, there is Account Value allocated to an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.
The formula will transfer assets into the Transfer AST bond portfolio Sub-account if r > Cu, subject to the 90% cap feature.

The transfer amount is calculated by the following formula:

T	=	{Min(MAX(0, (.90 * (V + B)) – B), [L – B – V * Ct] / (1 – Ct))}
If the formula ratio is less than a lower target value and there are assets in the Transfer AST bond portfolio Sub-account, then the formula will transfer assets out of the Transfer AST bond portfolio Sub-account into the elected Sub-accounts.
The formula will transfer assets out of the Transfer AST bond portfolio Sub-account if r < Cl and B > 0.
The transfer amount is calculated by the following formula:

T	=	{Min(B, – [L – B – V * Ct] / (1 – Ct))}
If, following a transfer to the elected Sub-accounts, there are assets remaining in an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.
If transfers into the AST bond portfolio Sub-account are restricted due to the operation of the 90% cap feature, then we will not perform any intra-AST bond portfolio Sub-account transfers. However, if assets transfer out of an AST bond portfolio Sub-account and into the elected Sub-accounts due to the maturity of the AST bond portfolio, by operation of the formula, assets may subsequently transfer to another AST bond portfolio Sub-account that is associated with a future guarantee, subject to the 90% cap feature.

FORMULA FOR ELECTIONS OF HD GRO MADE ON OR AFTER JULY 16, 2010, SUBJECT
TO STATE APPROVAL.
The operation of the formula is the same as for elections of HD GRO with 90% cap feature prior to July 16, 2010. The formula below provides additional information regarding the concept of the Projected Future Guarantee throughout the Transfer Calculation.
THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:

▪	AV is the current Account Value of the Annuity

▪	VV is the current Account Value of the elected Sub-accounts of the Annuity

▪	VF is the current Account Value of the elected Fixed Rate Options of the Annuity

▪	B is the total current value of the Transfer Account

▪	Cl is the lower target value; it is established on the Effective Date and is not changed for the life of the guarantee

▪	Ct is the middle target value; it is established on the Effective Date and is not changed for the life of the guarantee

▪	Cu is the upper target value; it is established on the Effective Date and is not changed for the life of the guarantee

▪	T is the amount of a transfer into or out of the Transfer Account

▪
“Projected Future Guarantee” is an amount equal to the highest Account Value (adjusted for Withdrawals and additional Purchase Payments) within the current Benefit Year that would result in a new Guarantee Amount. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends 10 years from the next anniversary of the Effective Date. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity.

The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.
The formula begins by determining for each Guarantee Amount and for the Projected Future Guarantee, the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the “current liability (L)”.

L	=	MAX (Li ), where Li = Gi / (1 + di )^(Ni /365)
Where:

▪	Gi is the value of the Guarantee Amount or the Projected Future Guarantee

▪	Ni is the number of days until the end of the Guarantee Period

▪
di is the discount rate associated with the number of days until the end of a Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). The discount rate is determined by taking the greater of the Benchmark Index Interest Rate less the Discount Rate Adjustment, and the Discount Rate Minimum. The applicable term of the Benchmark Index Interest Rate is the same as the number of days remaining until the end of the Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). If no Benchmark Index Interest Rate is available for such term, the nearest available term will be used. The Discount Rate Minimum is determined based on the number of months since the Effective Date.

Next the formula calculates the following formula ratio (r):

r	=	(L – B) / (VV + VF )
If the formula ratio exceeds an upper target value, then Account Value will be transferred to the bond portfolio Sub-account associated with the current liability subject to the 90% cap feature. If, at the time we make a transfer to the bond portfolio Sub-account associated with the current liability, there is Account Value allocated to a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.
The formula will transfer assets into the Transfer Account if r > C u and if transfers have not been suspended due to the 90% cap feature. Assets in the elected Sub-accounts and Fixed Rate Options, if applicable, are transferred to the Transfer Account in accordance with the Transfer provisions of the Rider.

The transfer amount is calculated by the following formula:

T	=	{Min(MAX(0,(.90 * (VV + VF + B)) – B), [L – B – (VV + VF ) * Ct ] / (1 – Ct ))}
If the formula ratio is less than a lower target value, and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account and into the elected Sub-accounts.
The formula will transfer assets out of the Transfer Account if r<Cl and B>0.
The transfer amount is calculated by the following formula:

T	=	{Min (B, – [L – B – (VV + VF ) * Ct ] / (1 – Ct ))}
If, following a transfer to the elected Sub-accounts, there are assets remaining in a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.
90% Cap Feature: If, on any Valuation Day the Rider remains in effect, a transfer into the Transfer Account occurs which results in 90% of the Account Value being allocated to the Transfer Account, any transfers into the Transfer Account will be suspended even if the formula would otherwise dictate that a transfer into the Transfer Account should occur. Transfers out of the Transfer Account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the Transfer Account occurs. Due to the performance of the Transfer Account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the Transfer Account.

APPENDIX E – FORMULA UNDER HIGHEST DAILY LIFETIME® SEVEN INCOME BENEFIT AND
SPOUSAL HIGHEST DAILY LIFETIME® SEVEN INCOME BENEFIT
(including Highest Daily Lifetime Seven with BIO, Highest Daily Lifetime Seven with LIA and Spousal Highest Daily Lifetime Seven with BIO)
1. Formula for Contracts Issued on or after July 21, 2008
(Without Election of 90% Cap Feature)
TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:

▪	Cu – the upper target is established on the effective date of the Highest Daily Lifetime Seven benefit (the “Effective Date”) and is not changed for the life of the guarantee. Currently, it is 83%.

▪	Ct – the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

▪	Cl – the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

▪	L – the target value as of the current business day.

▪	r – the target ratio.

▪	a – factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee.

▪	Vv – the total value of all Permitted Sub-accounts in the Annuity.

▪	VF – the total value of all elected Fixed Rate Options in the Annuity.

▪	B – the total value of the AST Investment Grade Bond Portfolio Sub-account.

▪
P – Income Basis. Prior to the first withdrawal, the Income Basis is the Protected Withdrawal Value calculated as if the first withdrawal were taken on the date of calculation. After the first withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value at the time of the first withdrawal, adjusted for additional purchase payments including the amount of any associated Credits, and adjusted proportionally for excess withdrawals*, (2) any highest quarterly value increased for additional purchase payments including the amount of any associated Credits, and adjusted for withdrawals, and (3) the Account Value.

▪	T – the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account.

*	Note: withdrawals of less than the Annual Income Amount do not reduce the Income Basis.
TARGET VALUE CALCULATION:
On each business day, a target value (L) is calculated, according to the following formula. If the Account Value (VV + VF) is equal to zero, no calculation is necessary.

L	=	0.05 * P * a
TRANSFER CALCULATION:
The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

Target Ratio r	=	(L – B) / (VV + VF).

▪	If r > Cu, assets in the Permitted Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account.

▪
If r < Cl, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B > 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

T	=	{Min (VV + VF), [L – B – (VV + VF) * Ct] / (1 – Ct))}	Money is transferred from the elected Sub-accounts and Fixed Rate Options to the Transfer Account
T	=	{Min (B, – [L – B – (VV + VF)* Ct] / (1 – Ct))}	Money is transferred from the Transfer Account to the elected Sub-accounts

2. Formula for Contracts Issued Prior to 7/21/08
(Without Election of 90% Cap Feature)
TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:

▪	Cu – the upper target is established on the effective date of the Highest Daily Lifetime Seven benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

▪	Ct – the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

▪	Cl – the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

▪	L – the target value as of the current business day.

▪	r – the target ratio.

▪	a – factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee.

▪	V – the total value of all Permitted Sub-accounts in the annuity.

▪	B – the total value of the AST Investment Grade Bond Portfolio Sub-account.

▪
P – Income Basis. Prior to the first withdrawal, the Income Basis is the Protected Withdrawal Value calculated as if the first withdrawal were taken on the date of calculation. After the first withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value at the time of the first withdrawal, adjusted for additional purchase payments including the amount of any associated Credits, and adjusted proportionally for excess withdrawals*, (2) any highest quarterly value increased for additional purchase payments including the amount of any associated Credits, and adjusted for withdrawals, and (3) the Account Value.

▪	T – the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account

*	Note: withdrawals of less than the Annual Income Amount do not reduce the Income Basis.
TARGET VALUE CALCULATION:
On each business day, a target value (L) is calculated, according to the following formula. If the variable account value (V) is equal to zero, no calculation is necessary.

L	=	0.05 * P * a
TRANSFER CALCULATION:
The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

Target Ratio r	=	(L – B) / V.

▪	If r > Cu, assets in the Permitted Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account.

▪
If r < Cl, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B > 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

T	=	{Min(V, [L – B – V * Ct] / (1 – Ct))},	Money moving from the Permitted Sub-accounts to the AST Investment Grade Bond Portfolio Sub-account
T	=	{Min(B, – [L – B – V * Ct] / (1 – Ct))},	Money moving from the AST Investment Grade Bond Portfolio Sub-account to the Permitted Sub- accounts]

3. Formula for Annuities with 90% Cap Feature if Benefit was Elected Prior to July 21, 2008
See above for the Terms and Definitions Referenced in the Calculation Formula.
TARGET VALUE CALCULATION:
On each Valuation Day, a target value (L) is calculated, according to the following formula. Target values are subject to change for new elections of the Rider on a going-forward basis.

L	=	0.05 * P * a
TRANSFER CALCULATION:
The following formula, which is set on the Effective Date of the 90% Cap Feature as shown in the Schedule Supplement and is not changed for the life of the guarantee, determines when a transfer is required. On the Effective Date of the 90% Cap Feature (and only on this date), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account:

If (B / (V + B) > .90) then
T	=	B – [(V + B) * .90]
If T is greater than $0 as described above, then no additional transfer calculations are performed on the Effective Date of the 90% Cap Feature. Any transfers into the AST Investment Grade Bond Portfolio Sub-account are suspended. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs.
On each Valuation Day thereafter (including the Effective Date of the 90% Cap Feature, provided B / (V + B) < = .90), the following asset transfer calculation is performed:

Target Ratio r	=	(L – B) / V

▪	If r > Cu, assets in the elected Sub-accounts are transferred to the AST Investment Grade Bond Sub-account provided transfers are not suspended under the 90% Cap Feature described below.

▪
If r < Cl and there are currently assets in the AST Investment Grade Bond Sub-account (B > 0), assets in the AST Investment Grade Bond Sub-account are transferred to the elected Sub-accounts according to most recent allocation instructions.

The following formula, which is set on the Effective Date of the 90% Cap Feature and is not changed for the life of the guarantee, determines the transfer amount:

T	=	Min (MAX (0, (0.90 * (V + B)) – B), [L – B – V * Ct] / (1 – Ct))	Money is transferred from the elected Sub-accounts to the AST Investment Grade Bond Sub-account
T	=	{Min (B, – [L – B – V * Ct] / (1 – Ct))}	Money is transferred from the AST Investment Grade Bond Portfolio Sub-account to the elected Sub-accounts.
At any given time, some, most, or none of the Account Value may be allocated to the AST Investment Grade Bond Portfolio Sub-account under the Transfer Calculation formula.
90% Cap Feature: If, on any Valuation Day, on and after the Effective Date of the 90% Cap Feature, a transfer into the AST Investment Grade Bond Portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST Investment Grade Bond Portfolio Sub-account, any transfers into the AST Investment Grade Bond Portfolio Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Portfolio Sub-account should occur. Transfers out of the AST Investment Grade Bond Portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs. Due to the performance of the AST Investment Grade Bond Portfolio Sub-account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the AST Investment Grade Bond Portfolio Sub-account.

4. Formula for Annuities with 90% Cap Feature if Benefit was Elected on or after July 21, 2008
See above for the Terms and Definitions Referenced in the Calculation Formula
TARGET VALUE CALCULATION:
On each Valuation Day, a target value (L) is calculated, according to the following formula. Target values are subject to change for new elections of the Rider on a going-forward basis.

L	=	0.05 * P * a
TRANSFER CALCULATION:
The following formula, which is set on the Effective Date of the 90% Cap Feature as shown in the Schedule Supplement and is not changed for the life of the guarantee, determines when a transfer is required. On the Effective Date of the 90% Cap Feature (and only on this date), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account:

If (B / (VV + VF + B) > .90) then
T	=	B – [(VV + VF + B ) * .90]
If T is greater than $0 as described above, then no additional transfer calculations are performed on the Effective Date of the 90% Cap Feature. Any transfers into the AST Investment Grade Bond Portfolio Sub-account are suspended. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs.
On each Valuation Day thereafter (including the Effective Date of the 90% Cap Feature, provided B / (VV + VF + B) < = .90), the following asset transfer calculation is performed

Target Ratio r	=	(L – B) / (VV + VF)

▪	If r > Cu, assets in the elected Sub-accounts are transferred to the AST Investment Grade Bond Sub-account, provided transfers are not suspended under the 90% Cap Feature described below.

▪
If r < Cl and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B > 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the elected Sub-accounts according to most recent allocation instructions.

The following formula, which is set on the Effective Date of the 90% Cap Feature and is not changed for the life of the guarantee, determines the transfer amount:

T	=	Min (MAX (0, (0.90 * (VV + VF + B)) – B), [L – B – (VV + VF) * Ct] / (1 – Ct))	Money is transferred from the elected Sub-accounts to AST Investment Grade Bond Sub-account.
T	=	{Min (B, – [L – B – (VV + VF) * Ct] / (1 – Ct))}	Money is transferred from the AST Investment Grade Bond Portfolio Sub-account to the elected Sub-accounts.
At any given time, some, most, or none of the Account Value may be allocated to the AST Investment Grade Bond Portfolio Sub-account under the Transfer Calculation formula.
90% Cap Feature: If, on any Valuation Day, on and after the Effective Date of the 90% Cap Feature, a transfer into the AST Investment Grade Bond Portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST Investment Grade Bond Portfolio Sub-account, any transfers into the AST Investment Grade Bond Portfolio Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Portfolio Sub-account should occur. Transfers out of the AST Investment Grade Bond Portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs. Due to the performance of the AST Investment Grade Bond Portfolio Sub-account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the AST Investment Grade Bond Portfolio Sub-account.

“a” Factors for Liability Calculations
(in Years and Months since Benefit Effective Date)*

Years	Months 1	2	3	4	5	6	7	8	9	10	11	12
1	15.34	15.31	15.27	15.23	15.20	15.16	15.13	15.09	15.05	15.02	14.98	14.95
2	14.91	14.87	14.84	14.80	14.76	14.73	14.69	14.66	14.62	14.58	14.55	14.51
3	14.47	14.44	14.40	14.36	14.33	14.29	14.26	14.22	14.18	14.15	14.11	14.07
4	14.04	14.00	13.96	13.93	13.89	13.85	13.82	13.78	13.74	13.71	13.67	13.63
5	13.60	13.56	13.52	13.48	13.45	13.41	13.37	13.34	13.30	13.26	13.23	13.19
6	13.15	13.12	13.08	13.04	13.00	12.97	12.93	12.89	12.86	12.82	12.78	12.75
7	12.71	12.67	12.63	12.60	12.56	12.52	12.49	12.45	12.41	12.38	12.34	12.30
8	12.26	12.23	12.19	12.15	12.12	12.08	12.04	12.01	11.97	11.93	11.90	11.86
9	11.82	11.78	11.75	11.71	11.67	11.64	11.60	11.56	11.53	11.49	11.45	11.42
10	11.38	11.34	11.31	11.27	11.23	11.20	11.16	11.12	11.09	11.05	11.01	10.98
11	10.94	10.90	10.87	10.83	10.79	10.76	10.72	10.69	10.65	10.61	10.58	10.54
12	10.50	10.47	10.43	10.40	10.36	10.32	10.29	10.25	10.21	10.18	10.14	10.11
13	10.07	10.04	10.00	9.96	9.93	9.89	9.86	9.82	9.79	9.75	9.71	9.68
14	9.64	9.61	9.57	9.54	9.50	9.47	9.43	9.40	9.36	9.33	9.29	9.26
15	9.22	9.19	9.15	9.12	9.08	9.05	9.02	8.98	8.95	8.91	8.88	8.84
16	8.81	8.77	8.74	8.71	8.67	8.64	8.60	8.57	8.54	8.50	8.47	8.44
17	8.40	8.37	8.34	8.30	8.27	8.24	8.20	8.17	8.14	8.10	8.07	8.04
18	8.00	7.97	7.94	7.91	7.88	7.84	7.81	7.78	7.75	7.71	7.68	7.65
19	7.62	7.59	7.55	7.52	7.49	7.46	7.43	7.40	7.37	7.33	7.30	7.27
20	7.24	7.21	7.18	7.15	7.12	7.09	7.06	7.03	7.00	6.97	6.94	6.91
21	6.88	6.85	6.82	6.79	6.76	6.73	6.70	6.67	6.64	6.61	6.58	6.55
22	6.52	6.50	6.47	6.44	6.41	6.38	6.36	6.33	6.30	6.27	6.24	6.22
23	6.19	6.16	6.13	6.11	6.08	6.05	6.03	6.00	5.97	5.94	5.92	5.89
24	5.86	5.84	5.81	5.79	5.76	5.74	5.71	5.69	5.66	5.63	5.61	5.58
25	5.56	5.53	5.51	5.48	5.46	5.44	5.41	5.39	5.36	5.34	5.32	5.29
26	5.27	5.24	5.22	5.20	5.18	5.15	5.13	5.11	5.08	5.06	5.04	5.01
27	4.99	4.97	4.95	4.93	4.91	4.88	4.86	4.84	4.82	4.80	4.78	4.75
28	4.73	4.71	4.69	4.67	4.65	4.63	4.61	4.59	4.57	4.55	4.53	4.51
29	4.49	4.47	4.45	4.43	4.41	4.39	4.37	4.35	4.33	4.32	4.30	4.28
30	4.26	4.24	4.22	4.20	4.18	4.17	4.15	4.13	4.11	4.09	4.07	4.06
31	4.04	4.02	4.00	3.98	3.97	3.95	3.93	3.91	3.90	3.88	3.86	3.84
32	3.83	3.81	3.79	3.78	3.76	3.74	3.72	3.71	3.69	3.67	3.66	3.64
33	3.62	3.61	3.59	3.57	3.55	3.54	3.52	3.50	3.49	3.47	3.45	3.44
34	3.42	3.40	3.39	3.37	3.35	3.34	3.32	3.30	3.29	3.27	3.25	3.24
35	3.22	3.20	3.18	3.17	3.15	3.13	3.12	3.10	3.08	3.07	3.05	3.03
36	3.02	3.00	2.98	2.96	2.95	2.93	2.91	2.90	2.88	2.86	2.85	2.83
37	2.81	2.79	2.78	2.76	2.74	2.73	2.71	2.69	2.68	2.66	2.64	2.62
38	2.61	2.59	2.57	2.56	2.54	2.52	2.51	2.49	2.47	2.45	2.44	2.42
39	2.40	2.39	2.37	2.35	2.34	2.32	2.30	2.29	2.27	2.25	2.24	2.22
40	2.20	2.19	2.17	2.15	2.14	2.12	2.11	2.09	2.07	2.06	2.04	2.02
41	2.01	1.84	1.67	1.51	1.34	1.17	1.00	0.84	0.67	0.50	0.33	0.17

*	The values set forth in this table are applied to all ages, and apply to each formula set out in this Appendix.

APPENDIX F – FORMULA FOR HIGHEST DAILY LIFETIME® 7 PLUS INCOME BENEFIT AND
SPOUSAL HIGHEST DAILY LIFETIME® 7 PLUS INCOME BENEFIT
(including Highest Daily Lifetime 7 Plus with BIO, Highest Daily Lifetime 7 Plus with LIA and Spousal Highest Daily Lifetime 7 Plus with BIO)
TRANSFERS OF ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND
THE AST INVESTMENT GRADE BOND SUB-ACCOUNT
TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULAS:

▪
Cu – the upper target is established on the effective date of the Highest Daily Lifetime 7 Plus/Spousal Highest Daily Lifetime 7 Plus benefit (the “Effective Date”) and is not changed for the life of the guarantee. Currently, it is 83%.

▪
Cus – The secondary upper target is established on the effective date of the Highest Daily Lifetime 7 Plus/Spousal Highest Daily Lifetime 7 Plus benefit (the “Effective Date”) and is not changed for the life of the guarantee. Currently it is 84.5%

▪	Ct – the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

▪	Cl – the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.

▪	L – the target value as of the current Valuation Day.

▪	r – the target ratio.

▪	a – factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of “a” factors)

▪	Vv – the total value of all Permitted Sub-accounts in the Annuity.

▪	VF – the total value of all elected Fixed Rate Options in the Annuity

▪	B – the total value of the AST Investment Grade Bond Portfolio Sub-account.

▪
P – Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional purchase payments, including the amount of any associated Credits, and adjusted proportionally for excess withdrawals*, and (2) any highest daily Account Value occurring on or after the date of the first Lifetime Withdrawal and prior to or including the date of this calculation increased for additional purchase payments including the amount of any associated Credits, and adjusted for Lifetime Withdrawals.

▪	T – the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account

▪	TM – the amount of a monthly transfer out of the AST Investment Grade Bond Portfolio

*	Note: Lifetime Withdrawals of less than or equal to the Annual Income Amount do not reduce the Income Basis.
DAILY CALCULATIONS
TARGET VALUE CALCULATION:
On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (VV+ VF) is equal to zero, no calculation is necessary.

L	=	0.05 * P * a
TRANSFER CALCULATION:
The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

Target Ratio r	=	(L - B) / (VV + VF).

▪
If on the third consecutive Valuation Day r > Cu and r ≤ Cus or if on any day r > Cus, and subject to the 90% cap feature described below, assets in the Permitted Sub-accounts (including DCA Fixed Rate Options used with any applicable 6 or 12 Month DCA Program) are transferred to the AST Investment Grade Bond Portfolio Sub-account.

▪
If r < Cl, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B > 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

T	=	Min (MAX (0, (0.90 * (VV + VF + B)) – B), [L – B – (VV + VF) * Ct]/(1 – Ct))	Money is transferred from the Permitted Sub-accounts and Fixed Rate Options to the AST Investment Grade Bond Sub-account
T	=	{Min (B, – [L – B – (VV + VF)* Ct]/(1 – Ct))}	Money is transferred from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts

90% Cap Rule: If, on any Valuation Day, a transfer into the AST Investment Grade Bond Portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST Investment Grade Bond Portfolio Sub-account, any transfers into the AST Investment Grade Bond Portfolio Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Portfolio Sub-account should occur. Transfers out of the AST Investment Grade Bond Portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs. Due to the performance of the AST Investment Grade Bond Portfolio Sub-account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the AST Investment Grade Bond Portfolio Sub-account.
MONTHLY CALCULATION
On each monthly anniversary of the Annuity Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-Accounts will occur:
If, after the daily Transfer Calculation is performed,
{Min (B, .05 * (VV + VF + B))} < (Cu * (VV + VF) – L + B) / (1 – Cu), then

TM	=	{Min (B, .05 * (VV + VF + B))}	Money is transferred from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts.

“a” Factors for Liability Calculations
(in Years and Months since Benefit Effective Date)*

Years	Months 1	2	3	4	5	6	7	8	9	10	11	12
1	15.34	15.31	15.27	15.23	15.20	15.16	15.13	15.09	15.05	15.02	14.98	14.95
2	14.91	14.87	14.84	14.80	14.76	14.73	14.69	14.66	14.62	14.58	14.55	14.51
3	14.47	14.44	14.40	14.36	14.33	14.29	14.26	14.22	14.18	14.15	14.11	14.07
4	14.04	14.00	13.96	13.93	13.89	13.85	13.82	13.78	13.74	13.71	13.67	13.63
5	13.60	13.56	13.52	13.48	13.45	13.41	13.37	13.34	13.30	13.26	13.23	13.19
6	13.15	13.12	13.08	13.04	13.00	12.97	12.93	12.89	12.86	12.82	12.78	12.75
7	12.71	12.67	12.63	12.60	12.56	12.52	12.49	12.45	12.41	12.38	12.34	12.30
8	12.26	12.23	12.19	12.15	12.12	12.08	12.04	12.01	11.97	11.93	11.90	11.86
9	11.82	11.78	11.75	11.71	11.67	11.64	11.60	11.56	11.53	11.49	11.45	11.42
10	11.38	11.34	11.31	11.27	11.23	11.20	11.16	11.12	11.09	11.05	11.01	10.98
11	10.94	10.90	10.87	10.83	10.79	10.76	10.72	10.69	10.65	10.61	10.58	10.54
12	10.50	10.47	10.43	10.40	10.36	10.32	10.29	10.25	10.21	10.18	10.14	10.11
13	10.07	10.04	10.00	9.96	9.93	9.89	9.86	9.82	9.79	9.75	9.71	9.68
14	9.64	9.61	9.57	9.54	9.50	9.47	9.43	9.40	9.36	9.33	9.29	9.26
15	9.22	9.19	9.15	9.12	9.08	9.05	9.02	8.98	8.95	8.91	8.88	8.84
16	8.81	8.77	8.74	8.71	8.67	8.64	8.60	8.57	8.54	8.50	8.47	8.44
17	8.40	8.37	8.34	8.30	8.27	8.24	8.20	8.17	8.14	8.10	8.07	8.04
18	8.00	7.97	7.94	7.91	7.88	7.84	7.81	7.78	7.75	7.71	7.68	7.65
19	7.62	7.59	7.55	7.52	7.49	7.46	7.43	7.40	7.37	7.33	7.30	7.27
20	7.24	7.21	7.18	7.15	7.12	7.09	7.06	7.03	7.00	6.97	6.94	6.91
21	6.88	6.85	6.82	6.79	6.76	6.73	6.70	6.67	6.64	6.61	6.58	6.55
22	6.52	6.50	6.47	6.44	6.41	6.38	6.36	6.33	6.30	6.27	6.24	6.22
23	6.19	6.16	6.13	6.11	6.08	6.05	6.03	6.00	5.97	5.94	5.92	5.89
24	5.86	5.84	5.81	5.79	5.76	5.74	5.71	5.69	5.66	5.63	5.61	5.58
25	5.56	5.53	5.51	5.48	5.46	5.44	5.41	5.39	5.36	5.34	5.32	5.29
26	5.27	5.24	5.22	5.20	5.18	5.15	5.13	5.11	5.08	5.06	5.04	5.01
27	4.99	4.97	4.95	4.93	4.91	4.88	4.86	4.84	4.82	4.80	4.78	4.75
28	4.73	4.71	4.69	4.67	4.65	4.63	4.61	4.59	4.57	4.55	4.53	4.51
29	4.49	4.47	4.45	4.43	4.41	4.39	4.37	4.35	4.33	4.32	4.30	4.28
30	4.26	4.24	4.22	4.20	4.18	4.17	4.15	4.13	4.11	4.09	4.07	4.06**

*	The values set forth in this table are applied to all ages.

**	In all subsequent years and months thereafter, the annuity factor is 4.06

APPENDIX G – SPECIAL CONTRACT PROVISIONS FOR ANNUITIES ISSUED IN CERTAIN STATES
Certain features of your Annuity may be different than the features described earlier in this prospectus if your Annuity is issued in certain states described below.

Jurisdiction	Special Provisions
Connecticut	The Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator is not available for election.
Florida	The earliest Annuity Date is one year from the Issue Date.
Illinois	The earliest Annuity Date is one year from the Issue Date.
Massachusetts
If your Annuity is issued in Massachusetts after January 1, 2009, the annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any Annuity Option or any lifetime withdrawal optional benefit (except the Guaranteed Minimum Withdrawal Benefit).
Medically-Related Surrenders are not available.
Additional Purchase Payments not permitted on B, L, and X Share.

Minnesota	CDSC Schedule for X-Share is 8, 8, 7, 6, 5, 4, 3, 2, 1%. Purchase Payments limited to those received before first annuity anniversary on L-Share.
Mississippi	CDSC Schedule for X-Share is 8, 8, 7, 6, 5, 4, 3, 2, 1%. Purchase Payments limited to those received before the first annuity anniversary on L-Share.
Montana
If your Annuity is issued in Montana, the annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any Annuity Option or any lifetime withdrawal optional benefit (except the Guaranteed Minimum Withdrawal Benefit).

Texas	Minimum Annuity Payments are $20. The Beneficiary Annuity is not available.
Washington
If your Annuity was issued in Washington, and you have elected Highest Daily Lifetime Five, or any version of Highest Daily Lifetime Seven or Highest Daily Lifetime 7 Plus, the Guaranteed Minimum Account Value Credit otherwise available on these optional benefits is not available.
Additional Purchase Payments not permitted on B, L, and X Share.
Minimum Annuity Payments are $20.
The Highest Daily Lifetime Six Plus with Lifetime Income Accelerator is not available for election.
The Combo 5% Roll-up and Highest Anniversary Value Death Benefit is not available for election.

G-1

APPENDIX H – FORMULA UNDER HIGHEST DAILY® GRO II BENEFIT
FORMULA FOR ELECTIONS OF HIGHEST DAILY® GRO II MADE PRIOR TO JULY 16, 2010
THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:

▪	AV is the current Account Value of the Annuity

▪	VV is the current Account Value of the elected Sub-accounts of the Annuity

▪	VF is the current Account Value of any fixed-rate Sub-accounts of the Annuity

▪	B is the total current value of the AST bond portfolio Sub-account

▪	Cl is the lower target value. Currently, it is 79%.

▪	Ct is the middle target value. Currently, it is 82%.

▪	Cu is the upper target value. Currently, it is 85%.

▪	T is the amount of a transfer into or out of the AST bond portfolio Sub-account.
For each guarantee provided under the benefit,

▪	Gi is the guarantee amount

▪	Ni is the number of days until the maturity date

▪
di is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment and subject to the discount rate minimum. The discount rate minimum, beginning on the effective date of the benefit, is three percent, and will decline monthly over the first twenty-four months following the effective date of the benefit to one percent in the twenty-fifth month, and will remain at one percent for every month thereafter. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

The formula, which is set on the effective date and is not changed while the benefit is in effect, determines, on each Valuation Day, when a transfer is required.
The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of each applicable guarantee period. We call the greatest of these values the “current liability (L).”

L	=	MAX(Li), where Li = Gi / (1 + di)^(Ni/365)
Next the formula calculates the following formula ratio:

r	=	(L – B) / (VV + VF)
If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the AST bond portfolio Sub-account associated with the current liability subject to the rule that prevents a transfer into that AST bond portfolio Sub-account if 90% or more of Account Value is in that Sub-account (“90% cap rule”). If at the time we make a transfer to the AST bond portfolio Sub-account associated with the current liability there is Account Value allocated to an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.
The formula will transfer assets into the AST bond portfolio Sub-account if r > Cu, subject to the 90% cap rule.
The transfer amount is calculated by the following formula:

T	=	{Min(MAX(0, (.90 * (VV + VF + B)) – B), [L – B – (VV + VF) * Ct] / (1 – Ct))}

If the formula ratio is less than a lower target value and there are assets in the AST bond portfolio Sub-account, then the formula will transfer assets out of the AST bond portfolio Sub-account into the elected Sub-accounts.
The formula will transfer assets out of the AST bond portfolio Sub-account if r < Cl and B > 0.
The transfer amount is calculated by the following formula:

T	=	{Min(B, – [L – B – (VV + VF) * Ct] / (1 – Ct))}

If following a transfer to the elected Sub-accounts, there are assets remaining in a AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.
If transfers into the AST bond portfolio Sub-account are restricted due to the operation of the 90% cap rule, then we will not perform any intra-AST bond portfolio Sub-account transfers. However, if assets transfer out of an AST bond portfolio Sub-account and into the elected Sub-accounts due to the maturity of the AST bond portfolio, by operation of the formula, assets may subsequently transfer to another AST bond portfolio Sub-account that is associated with a future guarantee, subject to the 90% cap.

FORMULA FOR ELECTIONS OF HD GRO II MADE ON OR AFTER JULY 16, 2010,
SUBJECT TO STATE APPROVAL
The operation of the formula is the same as for elections of HD GRO II prior to July 16, 2010. The formula below provides additional information regarding the concept of the Projected Future Guarantee throughout the Transfer Calculation.
THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:

▪	AV is the current Account Value of the Annuity

▪	VV is the current Account Value of the elected Sub-accounts of the Annuity

▪	VF is the current Account Value of the elected Fixed Rate Options of the Annuity

▪	B is the total current value of the Transfer Account

▪	Cl is the lower target value; it is established on the Effective Date and is not changed for the life of the guarantee

▪	Ct is the middle target value; it is established on the Effective Date and is not changed for the life of the guarantee

▪	Cu is the upper target value; it is established on the Effective Date and is not changed for the life of the guarantee

▪	T is the amount of a transfer into or out of the Transfer Account

▪
“Projected Future Guarantee” is an amount equal to the highest Account Value (adjusted for Withdrawals and additional Net Purchase Payments) within the current Benefit Year that would result in a new Guarantee Amount. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends 10 years from the next anniversary of the Effective Date. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity.

The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.
The formula begins by determining for each Guarantee Amount and for the Projected Future Guarantee, the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the “current liability (L)”.

L	=	MAX(Li), where Li = Gi / (1 + di)^(Ni/365)
Where:

▪	Gi is the value of the Guarantee Amount or the Projected Future Guarantee

▪	Ni is the number of days until the end of the Guarantee Period

▪
di is the discount rate associated with the number of days until the end of a Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). The discount rate is determined by taking the greater of the Benchmark Index Interest Rate less the Discount Rate Adjustment, and the Discount Rate Minimum. The applicable term of the Benchmark Index Interest Rate is the same as the number of days remaining until the end of the Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). If no Benchmark Index Interest Rate is available for such term, the nearest available term will be used. The Discount Rate Minimum is determined based on the number of months since the Effective Date.

Next the formula calculates the following formula ratio (r):

r	=	(L – B) / (VV + VF ).
If the formula ratio exceeds an upper target value, then Account Value will be transferred to the bond portfolio Sub-account associated with the current liability subject to the 90% cap feature. If, at the time we make a transfer to the bond portfolio Sub-account associated with the current liability, there is Account Value allocated to a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.
The formula will transfer assets into the Transfer Account if r > Cu and if transfers have not been suspended due to the 90% cap feature. Assets in the elected Sub-accounts and Fixed Rate Options, if applicable, are transferred to the Transfer Account in accordance with the Transfer provisions of the Rider.

The transfer amount is calculated by the following formula:

T	=	{Min(MAX(0, (.90 * (VV + VF + B)) – B), [L – B – (VV + VF ) * Ct ] / (1 – Ct ))}
If the formula ratio is less than a lower target value, and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account and into the elected Sub-accounts.
The formula will transfer assets out of the Transfer Account if r < Cl and B > 0.
The transfer amount is calculated by the following formula:

T	=	{Min(B, – [L – B – (VV + VF ) * Ct ] / (1 – Ct ))}
If, following a transfer to the elected Sub-accounts, there are assets remaining in a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.
90% Cap Feature: If, on any Valuation Day the Rider remains in effect, a transfer into the Transfer Account occurs which results in 90% of the Account Value being allocated to the Transfer Account, any transfers into the Transfer Account will be suspended even if the formula would otherwise dictate that a transfer into the Transfer Account should occur. Transfers out of the Transfer Account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the Transfer Account occurs. Due to the performance of the Transfer Account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the Transfer Account.

APPENDIX I – FORMULA FOR HIGHEST DAILY LIFETIME® 6 PLUS INCOME BENEFIT AND
SPOUSAL HIGHEST DAILY LIFETIME® 6 PLUS INCOME BENEFIT
(including Highest Daily Lifetime 6 Plus with LIA)
TRANSFERS OF ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE
AST INVESTMENT GRADE BOND SUB-ACCOUNT
TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULAS:

▪
Cu – the upper target is established on the effective date of the Highest Daily Lifetime 6 Plus/Spousal Highest Daily Lifetime 6 Plus benefit (the “Effective Date”) and is not changed for the life of the guarantee. Currently, it is 83%.

▪
Cus – The secondary upper target is established on the effective date of the Highest Daily Lifetime 6 Plus/Spousal Highest Daily Lifetime 6 Plus benefit (the “Effective Date”) and is not changed for the life of the guarantee. Currently it is 84.5%.

▪	Ct – the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

▪	Cl – the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.

▪	L – the target value as of the current Valuation Day.

▪	r – the target ratio.

▪	a – factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of “a” factors).

▪	Vv – the total value of all Permitted Sub-accounts in the Annuity.

▪	VF – the total value of all elected Fixed Rate Options in the Annuity.

▪	B – the total value of the AST Investment Grade Bond Portfolio Sub-account.

▪
P – Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional purchase payments, including the amount of any associated purchase Credits, and adjusted proportionally for excess withdrawals*, and (2) the Protected Withdrawal Value on any Annuity Anniversary subsequent to the first Lifetime Withdrawal, increased for subsequent additional purchase payments (including the amount of any associated purchase Credits) and adjusted proportionately for Excess Income* and (3) any highest daily Account Value occurring on or after the later of the immediately preceding Annuity anniversary, or the date of the first Lifetime Withdrawal, and prior to or including the date of this calculation, increased for additional purchase payments (including the amount of any associated purchase Credits) and adjusted for withdrawals, as described herein.

▪	T – the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account.

▪	TM – the amount of a monthly transfer out of the AST Investment Grade Bond Portfolio.

*	Note: Lifetime Withdrawals of less than or equal to the Annual Income Amount do not reduce the Income Basis.
DAILY CALCULATIONS
TARGET VALUE CALCULATION:
On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (VV + VF) is equal to zero, no calculation is necessary.

L	=	0.05 * P * a
TRANSFER CALCULATION:
The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

Target Ratio r	=	(L – B) / (VV + VF).

▪
If on the third consecutive Valuation Day r > Cu and r ≤ Cus or if on any day r > Cus, and subject to the 90% cap feature described below, assets in the Permitted Sub-accounts (including DCA Fixed Rate Options used with any applicable 6 or 12 Month DCA Program) are transferred to the AST Investment Grade Bond Portfolio Sub-account.

▪
If r < Cl, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B > 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts as described above.

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

T	=	Min (MAX (0, (0.90 * (VV + VF + B)) – B), [L – B – (VV + VF) * Ct] / (1 – Ct))	Money is transferred from the Permitted Sub-accounts and DCA Fixed Rate Options to the AST Investment Grade Bond Sub-account
T	=	{Min (B, – [L – B – (VV + VF) * Ct] / (1 – Ct))}	Money is transferred from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts
MONTHLY CALCULATION
On each monthly anniversary of the Annuity Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-Accounts will occur:
If, after the daily Transfer Calculation is performed,
{Min (B, .05 * (VV + VF + B))} < (Cu * (VV + V F) – L + B) / (1 – Cu), then

TM	=	{Min (B, .05 * (VV + VF + B))}	Money is transferred from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts.
90% Cap Rule: If, on any Valuation Day, a transfer into the AST Investment Grade Bond Portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST Investment Grade Bond Portfolio Sub-account, any transfers into the AST Investment Grade Bond Portfolio Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Portfolio Sub-account should occur. Transfers out of the AST Investment Grade Bond Portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs. Due to the performance of the AST Investment Grade Bond Portfolio Sub-account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the AST Investment Grade Bond Portfolio Sub-account.

“a” Factors for Liability Calculations
(in Years and Months since Benefit Effective Date)*

Years	Months 1	2	3	4	5	6	7	8	9	10	11	12
1	15.34	15.31	15.27	15.23	15.20	15.16	15.13	15.09	15.05	15.02	14.98	14.95
2	14.91	14.87	14.84	14.80	14.76	14.73	14.69	14.66	14.62	14.58	14.55	14.51
3	14.47	14.44	14.40	14.36	14.33	14.29	14.26	14.22	14.18	14.15	14.11	14.07
4	14.04	14.00	13.96	13.93	13.89	13.85	13.82	13.78	13.74	13.71	13.67	13.63
5	13.60	13.56	13.52	13.48	13.45	13.41	13.37	13.34	13.30	13.26	13.23	13.19
6	13.15	13.12	13.08	13.04	13.00	12.97	12.93	12.89	12.86	12.82	12.78	12.75
7	12.71	12.67	12.63	12.60	12.56	12.52	12.49	12.45	12.41	12.38	12.34	12.30
8	12.26	12.23	12.19	12.15	12.12	12.08	12.04	12.01	11.97	11.93	11.90	11.86
9	11.82	11.78	11.75	11.71	11.67	11.64	11.60	11.56	11.53	11.49	11.45	11.42
10	11.38	11.34	11.31	11.27	11.23	11.20	11.16	11.12	11.09	11.05	11.01	10.98
11	10.94	10.90	10.87	10.83	10.79	10.76	10.72	10.69	10.65	10.61	10.58	10.54
12	10.50	10.47	10.43	10.40	10.36	10.32	10.29	10.25	10.21	10.18	10.14	10.11
13	10.07	10.04	10.00	9.96	9.93	9.89	9.86	9.82	9.79	9.75	9.71	9.68
14	9.64	9.61	9.57	9.54	9.50	9.47	9.43	9.40	9.36	9.33	9.29	9.26
15	9.22	9.19	9.15	9.12	9.08	9.05	9.02	8.98	8.95	8.91	8.88	8.84
16	8.81	8.77	8.74	8.71	8.67	8.64	8.60	8.57	8.54	8.50	8.47	8.44
17	8.40	8.37	8.34	8.30	8.27	8.24	8.20	8.17	8.14	8.10	8.07	8.04
18	8.00	7.97	7.94	7.91	7.88	7.84	7.81	7.78	7.75	7.71	7.68	7.65
19	7.62	7.59	7.55	7.52	7.49	7.46	7.43	7.40	7.37	7.33	7.30	7.27
20	7.24	7.21	7.18	7.15	7.12	7.09	7.06	7.03	7.00	6.97	6.94	6.91
21	6.88	6.85	6.82	6.79	6.76	6.73	6.70	6.67	6.64	6.61	6.58	6.55
22	6.52	6.50	6.47	6.44	6.41	6.38	6.36	6.33	6.30	6.27	6.24	6.22
23	6.19	6.16	6.13	6.11	6.08	6.05	6.03	6.00	5.97	5.94	5.92	5.89
24	5.86	5.84	5.81	5.79	5.76	5.74	5.71	5.69	5.66	5.63	5.61	5.58
25	5.56	5.53	5.51	5.48	5.46	5.44	5.41	5.39	5.36	5.34	5.32	5.29
26	5.27	5.24	5.22	5.20	5.18	5.15	5.13	5.11	5.08	5.06	5.04	5.01
27	4.99	4.97	4.95	4.93	4.91	4.88	4.86	4.84	4.82	4.80	4.78	4.75
28	4.73	4.71	4.69	4.67	4.65	4.63	4.61	4.59	4.57	4.55	4.53	4.51
29	4.49	4.47	4.45	4.43	4.41	4.39	4.37	4.35	4.33	4.32	4.30	4.28
30	4.26	4.24	4.22	4.20	4.18	4.17	4.15	4.13	4.11	4.09	4.07	4.06**

*	The values set forth in this table are applied to all ages.

**	In all subsequent years and months thereafter, the annuity factor is 4.06.

PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS FURTHER DETAILS ABOUT THE PRUCO LIFE ANNUITY DESCRIBED IN PROSPECTUS PREMIER B, L, X-PROS (04/29/2019).

(print your name)

(address)

(city/state/zip code)

Variable Annuity Issued by:	Variable Annuity Distributed by:

PRUCO LIFE	PRUDENTIAL ANNUITIES
INSURANCE COMPANY	DISTRIBUTORS, INC.
A Prudential Financial Company	A Prudential Financial Company
One Corporate Drive	One Corporate Drive
Shelton, Connecticut 06484	Shelton, Connecticut 06484
Telephone: 1-888-PRU-2888	Telephone: 203-926-1888
http://www.prudentialannuities.com	http://www.prudentialannuities.com
MAILING ADDRESSES:
PLEASE SEE THE SECTION OF THIS PROSPECTUS ENTITLED “HOW TO CONTACT US”
FOR WHERE TO SEND YOUR REQUEST FOR A STATEMENT OF ADDITIONAL INFORMATION.

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777

PREMIER

PART B
STATEMENT OF ADDITIONAL INFORMATION
April 29, 2019
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
VARIABLE ANNUITY CONTRACTS
The Prudential Premier® Variable Annuity B SeriesSM ("B Series") Prudential Premier® Variable Annuity L SeriesSM ("L Series") and Prudential Premier® Variable Annuity X SeriesSM ("X Series") annuity contracts (the "Annuities" or the "Annuity") are individual variable annuity contracts issued by Pruco Life Insurance Company ("Pruco Life"), a stock life insurance company that is an indirect wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential") and is funded through the Pruco Life Flexible Premium Variable Annuity Account (the "Account"). Each Annuity could be purchased by making an initial purchase payment of $10,000 or more (except for the B Series, which has a $1,000 minimum initial purchase payment). With some restrictions, you can make additional purchase payments by means other than electronic fund transfer of no less than $100 at any time during the accumulation phase. However, we impose a minimum of $50 with respect to additional purchase payments made through electronic fund transfers.
This Statement of Additional Information is not a prospectus and should be read in conjunction with the B Series, the L Series and the X Series prospectus dated April 29, 2019. To obtain a copy of the prospectus, without charge, you can write to the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, Pennsylvania 19176, or contact us by telephone at (888) PRU-2888.
TABLE OF CONTENTS

PAGE
Company	2
Experts	2
Principal Underwriter	2
Payments Made to Promote Sale of Our Products	2
Cyber Security Risk	3
Determination of Accumulation Unit Values	3
Separate Account Financial Information	A1
Company Financial Information	B1
Pruco Life Insurance Company 213 Washington Street Newark, NY 07102-2992	Prudential Annuity Service Center P.O. Box 7960 Philadelphia, PA 19176 Newark, NY 07102-2992 Telephone: (888) Pru-2888
The Prudential Premier® Variable Annuity B SeriesSM, Prudential Premier® Variable Annuity L SeriesSM, and Prudential Premier® Variable Annuity X SeriesSM are service marks of The Prudential Insurance Company of America.

1

COMPANY
Pruco Life Insurance Company ("Pruco Life") is a stock life insurance company organized in 1971 under the laws of the State of Arizona. Pruco Life is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York.
Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a stock life insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is a direct wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company.
EXPERTS
The consolidated financial statements of Pruco Life Insurance Company and its subsidiary as of December 31, 2018 and 2017 and for each of the three years in the period ended December 31, 2018 and the financial statements of Pruco Life Flexible Premium Variable Annuity Account as of December 31, 2018 and for each of the periods presented included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
PRINCIPAL UNDERWRITER
Prudential Annuities Distributors, Inc. ("PAD"), an indirect wholly-owned subsidiary of Prudential Financial, offers each Annuity on a continuous basis in those states in which annuities may be lawfully sold. It may offer the Annuities through licensed insurance producers, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.
With respect to all individual annuities issued by Pruco Life, PAD received commissions of $739,108,837.11, $633,385,857.43, and $708,725,705.69 in 2018, 2017, and 2016, respectively. PAD retained none of those commissions.
As discussed in the prospectus, Pruco Life pays commissions to broker/dealers that sell the Annuities according to one or more schedules, and also may pay non-cash compensation. In addition, Pruco Life may pay trail commissions to selling firms to pay its registered representatives who maintain an ongoing relationship with an annuity owner. Typically, a trail commission is compensation that is paid periodically, the amount of which is linked to the value of the Annuities and the amount of time that the Annuities have been in effect.
PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS
In an effort to promote the sale of our products (which may include the placement of Pruco Life and/or each Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we and/or PAD may pay certain broker-dealers cash compensation in the form of: commissions according to one or more schedules; percentage payments based on “Assets Under Management” (total assets”) subject to certain criteria in certain Pruco Life products; and/or percentage payments based on the total amount of money received as purchase payments under Pruco Life annuity products sold through the broker-dealer.
In addition, we, or PAD, may pay non-cash compensation to broker-dealer firms. These non-cash compensation payments may include but are not limited to payment for: training of sales personnel; marketing and administrative services; educating customers of the firm on each Annuity's features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate the firm's registered representatives and make them more knowledgeable about the annuity; providing a dedicated marketing coordinator; providing priority sales desk support and providing expedited marketing compliance approval. We, and/or PAD, also may compensate third-party vendors, for services that such vendors render to broker-dealer firms.
Additional examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items, and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. To the extent permitted by FINRA rules and other applicable laws and regulations, we, or PAD, may also pay or allow other promotional incentives or payments in other forms of non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of due diligence events). Under certain circumstances, Portfolio advisers/subadvisers or other organizations with which we do business (“entities”) may also receive incidental non-cash compensation, such as meals and nominal gifts. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope.
The lists in the prospectus includes the names of the firms and entities that we are aware (as of December 31, 2018) received payment with respect to annuity business during 2018 (or as to which a payment amount was accrued during 2018). The firms listed include payments in connection with products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract.
During 2018, non-cash compensation received by Firms and Entities ranged from $32.10 to $725,502.92. During 2018, cash compensation received by Firms ranged from $1.20 to $18,586,082.28.
CYBER SECURITY RISK
With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, Pruco Life is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of products with certain features, including those with automatic asset transfer or re-allocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and

2

protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins and attempts to fraudulently induce employees, customers or other users of these systems to disclose sensitive information in order to gain access) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
Cyber security failures or breaches that could impact Pruco Life and Owners, whether deliberate or unintentional, could arise not only in connection with our own administration of the Annuity, but also with entities operating the Annuity’s underlying funds and with third-party service providers to Pruco Life. Cyber security failures originating with any of the entities involved with the offering and administration of the Annuity may cause significant disruptions in the business operations related to the Annuity. Potential impacts may include, but are not limited to, potential financial losses under the Annuity, your inability to conduct transactions under the Annuity and/or with respect to an underlying fund, an inability to calculate the accumulation unit value (AUV) with respect to the Annuity and/or the net asset value (NAV) with respect to an underlying fund, and disclosures of your personal or confidential account information.
In addition to direct impacts to you, cyber security failures of the type described above may result in adverse impacts to Pruco Life, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by Pruco Life may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by Pruco Life in enhancing and upgrading computer systems and systems security following a cyber security failure.
The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, hostile foreign governments, and others continue to pose new and significant cyber security threats. Although Pruco Life, our service providers, and the underlying funds offered under the Annuity may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, Pruco Life cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.

3

DETERMINATION OF ACCUMULATION UNIT VALUES
The value for each accumulation unit is computed as of the end of each business day. On any given business day the value of a Unit in each subaccount will be determined by multiplying the value of a Unit of that subaccount for the preceding business day by the net investment factor for that subaccount for the current business day. The net investment factor for any business day is determined by dividing the value of the assets of the subaccount for that day by the value of the assets of the subaccount for the preceding business day (ignoring, for this purpose, changes resulting from new purchase payments and withdrawals), and subtracting from the result the daily equivalent of the annual charge for all insurance and administrative expenses. The value of the assets of a subaccount is determined by multiplying the number of shares of Advanced Series Trust (the "Trust") or other fund held by that subaccount by the net asset value of each share and adding the value of dividends declared by the Trust or other fund but not yet paid.
As we have indicated in the prospectus, each Annuity allows you to select or decline any of several benefit options that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each such annuity feature. In the prospectus, we set out historical unit values corresponding to the highest and lowest combination of charges. Here, we set out the remaining historical unit values.

PREMIER B SERIES
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: With only HD GRO (1.50%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.63028	$9.34859	14,904,372
01/01/2010 to 12/31/2010	$9.34859	$10.31243	20,023,823
01/01/2011 to 12/31/2011	$10.31243	$9.89009	15,924,672
01/01/2012 to 12/31/2012	$9.89009	$10.96824	17,989,522
01/01/2013 to 12/31/2013	$10.96824	$11.88394	16,308,571
01/01/2014 to 12/31/2014	$11.88394	$12.15543	14,221,492
01/01/2015 to 12/31/2015	$12.15543	$11.59033	11,372,054
01/01/2016 to 12/31/2016	$11.59033	$12.14292	9,922,643
01/01/2017 to 12/31/2017	$12.14292	$13.46955	9,818,015
01/01/2018 to 12/31/2018	$13.46955	$12.18986	6,690,956
AST Advanced Strategies Portfolio
01/01/2009 to 12/31/2009	$7.83651	$9.74357	9,538,287
01/01/2010 to 12/31/2010	$9.74357	$10.91538	12,264,550
01/01/2011 to 12/31/2011	$10.91538	$10.76640	10,002,302
01/01/2012 to 12/31/2012	$10.76640	$12.05491	11,353,527
01/01/2013 to 12/31/2013	$12.05491	$13.84312	11,185,176
01/01/2014 to 12/31/2014	$13.84312	$14.47156	10,251,150
01/01/2015 to 12/31/2015	$14.47156	$14.37216	9,379,704
01/01/2016 to 12/31/2016	$14.37216	$15.16654	8,705,608
01/01/2017 to 12/31/2017	$15.16654	$17.47224	8,149,211
01/01/2018 to 12/31/2018	$17.47224	$16.19937	7,112,759
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99878	$11.65113	0
01/01/2014 to 12/31/2014	$11.65113	$12.99059	0
01/01/2015 to 12/31/2015	$12.99059	$13.01962	0
01/01/2016 to 12/31/2016	$13.01962	$14.20056	0
01/01/2017 to 12/31/2017	$14.20056	$17.08825	4,037
01/01/2018 to 12/31/2018	$17.08825	$15.46502	3,953
AST Balanced Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.93788	$9.64261	22,396,485
01/01/2010 to 12/31/2010	$9.64261	$10.66999	27,481,570
01/01/2011 to 12/31/2011	$10.66999	$10.38471	23,079,991
01/01/2012 to 12/31/2012	$10.38471	$11.50742	25,587,449
01/01/2013 to 12/31/2013	$11.50742	$13.33818	24,454,242
01/01/2014 to 12/31/2014	$13.33818	$13.99825	21,907,395
01/01/2015 to 12/31/2015	$13.99825	$13.85704	19,925,529
01/01/2016 to 12/31/2016	$13.85704	$14.51251	18,448,581
01/01/2017 to 12/31/2017	$14.51251	$16.42985	17,296,618
01/01/2018 to 12/31/2018	$16.42985	$15.38719	15,717,643
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99878	$9.17771	355,070
01/01/2012 to 12/31/2012	$9.17771	$10.11758	779,818
01/01/2013 to 12/31/2013	$10.11758	$11.04981	819,691
01/01/2014 to 12/31/2014	$11.04981	$11.41945	715,339
01/01/2015 to 12/31/2015	$11.41945	$10.91317	618,659
01/01/2016 to 12/31/2016	$10.91317	$11.50063	520,952
01/01/2017 to 12/31/2017	$11.50063	$12.76018	512,259
01/01/2018 to 12/31/2018	$12.76018	$11.90701	372,278

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Low Duration Bond Portfolio
01/01/2009 to 12/31/2009	$10.67302	$11.59095	265,994
01/01/2010 to 12/31/2010	$11.59095	$11.86479	299,753
01/01/2011 to 12/31/2011	$11.86479	$11.95240	258,790
01/01/2012 to 12/31/2012	$11.95240	$12.32842	309,319
01/01/2013 to 12/31/2013	$12.32842	$11.88219	294,666
01/01/2014 to 12/31/2014	$11.88219	$11.69537	230,013
01/01/2015 to 12/31/2015	$11.69537	$11.57819	206,218
01/01/2016 to 12/31/2016	$11.57819	$11.59452	189,534
01/01/2017 to 12/31/2017	$11.59452	$11.61836	201,932
01/01/2018 to 12/31/2018	$11.61836	$11.53107	155,633
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2009 to 12/31/2009	$10.59906	$12.16820	3,220,380
01/01/2010 to 12/31/2010	$12.16820	$12.91362	4,925,040
01/01/2011 to 12/31/2011	$12.91362	$13.12736	3,845,025
01/01/2012 to 12/31/2012	$13.12736	$14.13877	4,825,223
01/01/2013 to 12/31/2013	$14.13877	$13.67387	4,663,978
01/01/2014 to 12/31/2014	$13.67387	$14.04184	4,067,015
01/01/2015 to 12/31/2015	$14.04184	$13.54264	3,551,744
01/01/2016 to 12/31/2016	$13.54264	$13.90703	3,315,958
01/01/2017 to 12/31/2017	$13.90703	$14.29969	3,518,053
01/01/2018 to 12/31/2018	$14.29969	$13.99427	2,890,984
AST Bond Portfolio 2018
01/01/2009 to 12/31/2009	$12.07153	$11.17358	478,751
01/01/2010 to 12/31/2010	$11.17358	$12.23975	293,900
01/01/2011 to 12/31/2011	$12.23975	$13.69665	187,601
01/01/2012 to 12/31/2012	$13.69665	$14.26532	152,906
01/01/2013 to 12/31/2013	$14.26532	$13.61286	157,620
01/01/2014 to 12/31/2014	$13.61286	$13.76870	148,387
01/01/2015 to 12/31/2015	$13.76870	$13.67519	108,711
01/01/2016 to 12/31/2016	$13.67519	$13.69040	93,005
01/01/2017 to 12/31/2017	$13.69040	$13.58446	67,125
01/01/2018 to 12/31/2018	$13.58446	$13.48434	0
AST Bond Portfolio 2019
01/01/2009 to 12/31/2009	$12.14063	$11.04013	336,072
01/01/2010 to 12/31/2010	$11.04013	$12.11276	292,341
01/01/2011 to 12/31/2011	$12.11276	$13.84010	214,577
01/01/2012 to 12/31/2012	$13.84010	$14.43421	164,367
01/01/2013 to 12/31/2013	$14.43421	$13.53379	120,711
01/01/2014 to 12/31/2014	$13.53379	$13.90241	75,249
01/01/2015 to 12/31/2015	$13.90241	$13.84356	63,466
01/01/2016 to 12/31/2016	$13.84356	$13.83673	57,958
01/01/2017 to 12/31/2017	$13.83673	$13.73645	45,986
01/01/2018 to 12/31/2018	$13.73645	$13.60930	31,828
AST Bond Portfolio 2020
01/02/2009* to 12/31/2009	$9.99918	$8.81766	6,387
01/01/2010 to 12/31/2010	$8.81766	$9.71629	506,289
01/01/2011 to 12/31/2011	$9.71629	$11.36070	62,776
01/01/2012 to 12/31/2012	$11.36070	$11.89987	5,861
01/01/2013 to 12/31/2013	$11.89987	$10.96015	0
01/01/2014 to 12/31/2014	$10.96015	$11.46321	1,819
01/01/2015 to 12/31/2015	$11.46321	$11.46618	0
01/01/2016 to 12/31/2016	$11.46618	$11.51804	0
01/01/2017 to 12/31/2017	$11.51804	$11.44882	0
01/01/2018 to 12/31/2018	$11.44882	$11.31164	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$9.99837	$11.04436	525,471
01/01/2011 to 12/31/2011	$11.04436	$13.09020	329,913
01/01/2012 to 12/31/2012	$13.09020	$13.77270	67,097
01/01/2013 to 12/31/2013	$13.77270	$12.61919	0
01/01/2014 to 12/31/2014	$12.61919	$13.38762	0
01/01/2015 to 12/31/2015	$13.38762	$13.42495	0
01/01/2016 to 12/31/2016	$13.42495	$13.49583	0
01/01/2017 to 12/31/2017	$13.49583	$13.50707	0
01/01/2018 to 12/31/2018	$13.50707	$13.31523	0
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99878	$12.05974	583,275
01/01/2012 to 12/31/2012	$12.05974	$12.57598	669,329
01/01/2013 to 12/31/2013	$12.57598	$11.18264	63,799
01/01/2014 to 12/31/2014	$11.18264	$12.15987	65,539
01/01/2015 to 12/31/2015	$12.15987	$12.23132	41,048
01/01/2016 to 12/31/2016	$12.23132	$12.27109	31,104
01/01/2017 to 12/31/2017	$12.27109	$12.27987	28,113
01/01/2018 to 12/31/2018	$12.27987	$12.07957	52,831
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99837	$10.43318	323,509
01/01/2013 to 12/31/2013	$10.43318	$9.23062	1,472,763
01/01/2014 to 12/31/2014	$9.23062	$10.24182	608,207
01/01/2015 to 12/31/2015	$10.24182	$10.36365	90,639
01/01/2016 to 12/31/2016	$10.36365	$10.40585	57,345
01/01/2017 to 12/31/2017	$10.40585	$10.42622	44,906
01/01/2018 to 12/31/2018	$10.42622	$10.24423	72,216
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99918	$8.77825	596,739
01/01/2014 to 12/31/2014	$8.77825	$9.91050	459,608
01/01/2015 to 12/31/2015	$9.91050	$10.04131	38,037
01/01/2016 to 12/31/2016	$10.04131	$10.08170	35,912
01/01/2017 to 12/31/2017	$10.08170	$10.10027	31,111
01/01/2018 to 12/31/2018	$10.10027	$9.88616	13,984
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99918	$11.34002	216,814
01/01/2015 to 12/31/2015	$11.34002	$11.39568	1,031,670
01/01/2016 to 12/31/2016	$11.39568	$11.50507	0
01/01/2017 to 12/31/2017	$11.50507	$11.54286	0
01/01/2018 to 12/31/2018	$11.54286	$11.28787	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99918	$9.97043	192,968
01/01/2016 to 12/31/2016	$9.97043	$10.02734	773,650
01/01/2017 to 12/31/2017	$10.02734	$10.11873	434,873
01/01/2018 to 12/31/2018	$10.11873	$9.86464	353,681
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	$9.99837	$9.91175	807,533
01/01/2017 to 12/31/2017	$9.91175	$10.02775	475,412
01/01/2018 to 12/31/2018	$10.02775	$9.75445	486,765
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	$9.99837	$10.06948	0
01/01/2018 to 12/31/2018	$10.06948	$9.71599	119,994
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	$9.99837	$9.69376	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Capital Growth Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.35768	$9.08512	27,766,949
01/01/2010 to 12/31/2010	$9.08512	$10.14802	35,672,651
01/01/2011 to 12/31/2011	$10.14802	$9.75559	25,060,857
01/01/2012 to 12/31/2012	$9.75559	$10.93015	30,373,528
01/01/2013 to 12/31/2013	$10.93015	$13.21096	32,827,447
01/01/2014 to 12/31/2014	$13.21096	$13.92614	31,699,219
01/01/2015 to 12/31/2015	$13.92614	$13.79354	30,120,047
01/01/2016 to 12/31/2016	$13.79354	$14.51907	28,246,379
01/01/2017 to 12/31/2017	$14.51907	$16.86416	27,555,433
01/01/2018 to 12/31/2018	$16.86416	$15.58057	24,149,790
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99878	$11.68047	98,712
01/01/2014 to 12/31/2014	$11.68047	$13.07408	154,792
01/01/2015 to 12/31/2015	$13.07408	$12.42078	137,382
01/01/2016 to 12/31/2016	$12.42078	$14.06027	189,033
01/01/2017 to 12/31/2017	$14.06027	$16.40238	191,123
01/01/2018 to 12/31/2018	$16.40238	$15.38867	192,637
AST Cohen & Steers Realty Portfolio
01/01/2009 to 12/31/2009	$6.12347	$7.95926	200,555
01/01/2010 to 12/31/2010	$7.95926	$10.09166	270,184
01/01/2011 to 12/31/2011	$10.09166	$10.59795	176,026
01/01/2012 to 12/31/2012	$10.59795	$12.04361	227,716
01/01/2013 to 12/31/2013	$12.04361	$12.23736	212,823
01/01/2014 to 12/31/2014	$12.23736	$15.78363	196,150
01/01/2015 to 12/31/2015	$15.78363	$16.30367	165,486
01/01/2016 to 12/31/2016	$16.30367	$16.83665	176,549
01/01/2017 to 12/31/2017	$16.83665	$17.62450	178,917
01/01/2018 to 12/31/2018	$17.62450	$16.53710	134,831
AST Fidelity Institutional AM® Quantitative Portfolio
formerly,AST FI Pyramis® Quantitative Portfolio
01/01/2009 to 12/31/2009	$7.27517	$8.87719	4,414,396
01/01/2010 to 12/31/2010	$8.87719	$10.00230	5,646,340
01/01/2011 to 12/31/2011	$10.00230	$9.70641	4,475,561
01/01/2012 to 12/31/2012	$9.70641	$10.57978	5,341,343
01/01/2013 to 12/31/2013	$10.57978	$11.96203	5,239,113
01/01/2014 to 12/31/2014	$11.96203	$12.15669	4,896,462
01/01/2015 to 12/31/2015	$12.15669	$12.09568	4,618,542
01/01/2016 to 12/31/2016	$12.09568	$12.42414	4,044,105
01/01/2017 to 12/31/2017	$12.42414	$14.25737	3,842,992
01/01/2018 to 12/31/2018	$14.25737	$12.95773	2,998,982
AST Global Real Estate Portfolio
01/01/2009 to 12/31/2009	$6.11844	$8.14381	88,087
01/01/2010 to 12/31/2010	$8.14381	$9.64413	130,111
01/01/2011 to 12/31/2011	$9.64413	$9.02305	99,845
01/01/2012 to 12/31/2012	$9.02305	$11.27234	131,505
01/01/2013 to 12/31/2013	$11.27234	$11.58862	135,181
01/01/2014 to 12/31/2014	$11.58862	$13.00698	112,616
01/01/2015 to 12/31/2015	$13.00698	$12.80324	98,890
01/01/2016 to 12/31/2016	$12.80324	$12.72730	88,320
01/01/2017 to 12/31/2017	$12.72730	$13.90475	94,569
01/01/2018 to 12/31/2018	$13.90475	$13.05303	75,338

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.68664	$7.85195	532,951
01/01/2010 to 12/31/2010	$7.85195	$8.73274	879,907
01/01/2011 to 12/31/2011	$8.73274	$8.12897	615,982
01/01/2012 to 12/31/2012	$8.12897	$9.58378	974,497
01/01/2013 to 12/31/2013	$9.58378	$12.60920	1,134,305
01/01/2014 to 12/31/2014	$12.60920	$14.05419	1,054,235
01/01/2015 to 12/31/2015	$14.05419	$13.20669	1,433,082
01/01/2016 to 12/31/2016	$13.20669	$14.51376	1,353,907
01/01/2017 to 12/31/2017	$14.51376	$15.69360	1,414,209
01/01/2018 to 12/31/2018	$15.69360	$14.14204	1,180,522
AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.77623	$10.48781	305,236
01/01/2010 to 12/31/2010	$10.48781	$12.38123	399,189
01/01/2011 to 12/31/2011	$12.38123	$11.83537	322,143
01/01/2012 to 12/31/2012	$11.83537	$13.94732	410,445
01/01/2013 to 12/31/2013	$13.94732	$18.16471	488,775
01/01/2014 to 12/31/2014	$18.16471	$19.95920	409,983
01/01/2015 to 12/31/2015	$19.95920	$18.54623	821,979
01/01/2016 to 12/31/2016	$18.54623	$18.57328	778,939
01/01/2017 to 12/31/2017	$18.57328	$23.25693	758,819
01/01/2018 to 12/31/2018	$23.25693	$21.91507	649,555
AST Goldman Sachs Multi-Asset Portfolio
01/01/2009 to 12/31/2009	$7.62474	$9.26866	5,059,393
01/01/2010 to 12/31/2010	$9.26866	$10.19072	6,648,858
01/01/2011 to 12/31/2011	$10.19072	$9.98931	5,817,980
01/01/2012 to 12/31/2012	$9.98931	$10.83837	6,410,498
01/01/2013 to 12/31/2013	$10.83837	$11.72689	5,935,357
01/01/2014 to 12/31/2014	$11.72689	$12.02047	5,116,636
01/01/2015 to 12/31/2015	$12.02047	$11.73512	4,512,533
01/01/2016 to 12/31/2016	$11.73512	$12.16975	4,043,171
01/01/2017 to 12/31/2017	$12.16975	$13.46326	3,956,835
01/01/2018 to 12/31/2018	$13.46326	$12.32711	2,859,375
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.64561	$9.55496	324,086
01/01/2010 to 12/31/2010	$9.55496	$11.93357	460,281
01/01/2011 to 12/31/2011	$11.93357	$11.91052	322,577
01/01/2012 to 12/31/2012	$11.91052	$13.57541	479,630
01/01/2013 to 12/31/2013	$13.57541	$18.56597	528,738
01/01/2014 to 12/31/2014	$18.56597	$19.60819	463,565
01/01/2015 to 12/31/2015	$19.60819	$18.25699	461,060
01/01/2016 to 12/31/2016	$18.25699	$22.36098	423,998
01/01/2017 to 12/31/2017	$22.36098	$24.71659	433,508
01/01/2018 to 12/31/2018	$24.71659	$20.92468	371,735
AST Government Money Market Portfolio
01/01/2009 to 12/31/2009	$10.66843	$10.53641	1,680,232
01/01/2010 to 12/31/2010	$10.53641	$10.38330	1,553,217
01/01/2011 to 12/31/2011	$10.38330	$10.23237	2,091,652
01/01/2012 to 12/31/2012	$10.23237	$10.08177	1,797,133
01/01/2013 to 12/31/2013	$10.08177	$9.93241	1,240,359
01/01/2014 to 12/31/2014	$9.93241	$9.78601	1,247,583
01/01/2015 to 12/31/2015	$9.78601	$9.64125	1,415,302
01/01/2016 to 12/31/2016	$9.64125	$9.49902	1,495,362
01/01/2017 to 12/31/2017	$9.49902	$9.39083	1,153,056
01/01/2018 to 12/31/2018	$9.39083	$9.37159	1,113,029

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST High Yield Portfolio
01/01/2009 to 12/31/2009	$7.83540	$10.46419	176,700
01/01/2010 to 12/31/2010	$10.46419	$11.70145	234,276
01/01/2011 to 12/31/2011	$11.70145	$11.89455	199,952
01/01/2012 to 12/31/2012	$11.89455	$13.34449	291,634
01/01/2013 to 12/31/2013	$13.34449	$14.09138	297,962
01/01/2014 to 12/31/2014	$14.09138	$14.23830	222,492
01/01/2015 to 12/31/2015	$14.23830	$13.52798	183,724
01/01/2016 to 12/31/2016	$13.52798	$15.38063	190,420
01/01/2017 to 12/31/2017	$15.38063	$16.28618	191,910
01/01/2018 to 12/31/2018	$16.28618	$15.72553	162,084
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.07526	$7.14882	156,512
01/01/2010 to 12/31/2010	$7.14882	$7.97004	244,613
01/01/2011 to 12/31/2011	$7.97004	$7.52387	188,784
01/01/2012 to 12/31/2012	$7.52387	$8.66421	213,275
01/01/2013 to 12/31/2013	$8.66421	$11.93878	306,610
01/01/2014 to 12/31/2014	$11.93878	$13.37925	277,994
01/01/2015 to 12/31/2015	$13.37925	$12.14865	320,002
01/01/2016 to 12/31/2016	$12.14865	$14.34970	338,351
01/01/2017 to 12/31/2017	$14.34970	$16.85168	361,025
01/01/2018 to 12/31/2018	$16.85168	$14.25177	308,785
AST International Growth Portfolio
01/01/2009 to 12/31/2009	$6.10680	$8.13975	275,645
01/01/2010 to 12/31/2010	$8.13975	$9.18212	442,472
01/01/2011 to 12/31/2011	$9.18212	$7.87741	337,483
01/01/2012 to 12/31/2012	$7.87741	$9.34153	410,303
01/01/2013 to 12/31/2013	$9.34153	$10.95737	469,523
01/01/2014 to 12/31/2014	$10.95737	$10.19900	405,674
01/01/2015 to 12/31/2015	$10.19900	$10.36453	359,224
01/01/2016 to 12/31/2016	$10.36453	$9.82585	327,330
01/01/2017 to 12/31/2017	$9.82585	$13.11052	381,462
01/01/2018 to 12/31/2018	$13.11052	$11.19390	321,407
AST International Value Portfolio
01/01/2009 to 12/31/2009	$6.96767	$8.95840	130,344
01/01/2010 to 12/31/2010	$8.95840	$9.80419	240,306
01/01/2011 to 12/31/2011	$9.80419	$8.44724	200,202
01/01/2012 to 12/31/2012	$8.44724	$9.71020	254,409
01/01/2013 to 12/31/2013	$9.71020	$11.42914	284,174
01/01/2014 to 12/31/2014	$11.42914	$10.50540	249,471
01/01/2015 to 12/31/2015	$10.50540	$10.43464	228,196
01/01/2016 to 12/31/2016	$10.43464	$10.34040	213,600
01/01/2017 to 12/31/2017	$10.34040	$12.51205	248,381
01/01/2018 to 12/31/2018	$12.51205	$10.33710	206,111
AST Investment Grade Bond Portfolio
01/01/2009 to 12/31/2009	$10.74996	$11.78825	5,242,501
01/01/2010 to 12/31/2010	$11.78825	$12.86966	2,748,857
01/01/2011 to 12/31/2011	$12.86966	$14.25768	34,923,213
01/01/2012 to 12/31/2012	$14.25768	$15.36736	12,638,173
01/01/2013 to 12/31/2013	$15.36736	$14.65847	3,636,513
01/01/2014 to 12/31/2014	$14.65847	$15.41357	3,407,021
01/01/2015 to 12/31/2015	$15.41357	$15.36389	8,733,173
01/01/2016 to 12/31/2016	$15.36389	$15.77368	9,594,099
01/01/2017 to 12/31/2017	$15.77368	$16.21130	4,808,502
01/01/2018 to 12/31/2018	$16.21130	$15.92783	16,457,623

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Global Thematic Portfolio
01/01/2009 to 12/31/2009	$7.14813	$8.92055	5,017,948
01/01/2010 to 12/31/2010	$8.92055	$10.00306	6,889,635
01/01/2011 to 12/31/2011	$10.00306	$9.79933	5,414,890
01/01/2012 to 12/31/2012	$9.79933	$10.96573	6,450,220
01/01/2013 to 12/31/2013	$10.96573	$12.56267	6,362,979
01/01/2014 to 12/31/2014	$12.56267	$13.16471	5,746,809
01/01/2015 to 12/31/2015	$13.16471	$12.83436	5,208,907
01/01/2016 to 12/31/2016	$12.83436	$13.30473	4,782,392
01/01/2017 to 12/31/2017	$13.30473	$15.33130	4,541,132
01/01/2018 to 12/31/2018	$15.33130	$13.99010	3,902,487
AST J.P. Morgan International Equity Portfolio
01/01/2009 to 12/31/2009	$6.59757	$8.83238	655,709
01/01/2010 to 12/31/2010	$8.83238	$9.32582	917,003
01/01/2011 to 12/31/2011	$9.32582	$8.34746	612,842
01/01/2012 to 12/31/2012	$8.34746	$10.02572	782,086
01/01/2013 to 12/31/2013	$10.02572	$11.39477	926,934
01/01/2014 to 12/31/2014	$11.39477	$10.51178	936,913
01/01/2015 to 12/31/2015	$10.51178	$10.06688	868,239
01/01/2016 to 12/31/2016	$10.06688	$10.11007	814,288
01/01/2017 to 12/31/2017	$10.11007	$12.91269	849,662
01/01/2018 to 12/31/2018	$12.91269	$10.49861	795,102
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2009 to 12/31/2009	$8.60156	$10.34049	2,734,431
01/01/2010 to 12/31/2010	$10.34049	$10.93339	3,090,856
01/01/2011 to 12/31/2011	$10.93339	$10.79715	2,541,355
01/01/2012 to 12/31/2012	$10.79715	$11.77764	3,108,132
01/01/2013 to 12/31/2013	$11.77764	$12.88377	3,007,569
01/01/2014 to 12/31/2014	$12.88377	$13.38501	2,805,564
01/01/2015 to 12/31/2015	$13.38501	$13.16315	2,302,057
01/01/2016 to 12/31/2016	$13.16315	$13.46681	2,133,898
01/01/2017 to 12/31/2017	$13.46681	$14.87935	1,959,376
01/01/2018 to 12/31/2018	$14.87935	$13.90691	1,601,578
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08417	$10.29296	3,086
01/01/2010 to 12/31/2010	$10.29296	$11.28842	33,296
01/01/2011 to 12/31/2011	$11.28842	$11.19543	34,290
01/01/2012 to 12/31/2012	$11.19543	$12.70486	77,498
01/01/2013 to 12/31/2013	$12.70486	$17.08522	93,809
01/01/2014 to 12/31/2014	$17.08522	$18.43253	133,126
01/01/2015 to 12/31/2015	$18.43253	$20.09133	155,830
01/01/2016 to 12/31/2016	$20.09133	$19.50505	159,452
01/01/2017 to 12/31/2017	$19.50505	$26.10305	169,627
01/01/2018 to 12/31/2018	$26.10305	$25.30089	146,023
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.43168	$8.22245	538,455
01/01/2010 to 12/31/2010	$8.22245	$9.70112	593,324
01/01/2011 to 12/31/2011	$9.70112	$9.47069	499,957
01/01/2012 to 12/31/2012	$9.47069	$10.47506	606,800
01/01/2013 to 12/31/2013	$10.47506	$14.09869	573,170
01/01/2014 to 12/31/2014	$14.09869	$15.36131	997,899
01/01/2015 to 12/31/2015	$15.36131	$16.65853	762,214
01/01/2016 to 12/31/2016	$16.65853	$17.32800	737,992
01/01/2017 to 12/31/2017	$17.32800	$22.70463	634,837
01/01/2018 to 12/31/2018	$22.70463	$21.76611	525,310

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Global Equity Portfolio
01/01/2009 to 12/31/2009	$7.79348	$10.09751	257,117
01/01/2010 to 12/31/2010	$10.09751	$11.14683	465,697
01/01/2011 to 12/31/2011	$11.14683	$10.63837	285,922
01/01/2012 to 12/31/2012	$10.63837	$12.89979	405,711
01/01/2013 to 12/31/2013	$12.89979	$16.22135	541,541
01/01/2014 to 12/31/2014	$16.22135	$16.56179	687,920
01/01/2015 to 12/31/2015	$16.56179	$16.07796	728,108
01/01/2016 to 12/31/2016	$16.07796	$16.96733	759,860
01/01/2017 to 12/31/2017	$16.96733	$20.70269	773,401
01/01/2018 to 12/31/2018	$20.70269	$18.44671	653,231
AST MFS Growth Portfolio
01/01/2009 to 12/31/2009	$7.39900	$9.06133	105,565
01/01/2010 to 12/31/2010	$9.06133	$10.06879	451,773
01/01/2011 to 12/31/2011	$10.06879	$9.86114	248,819
01/01/2012 to 12/31/2012	$9.86114	$11.37499	184,024
01/01/2013 to 12/31/2013	$11.37499	$15.32063	171,884
01/01/2014 to 12/31/2014	$15.32063	$16.40889	155,761
01/01/2015 to 12/31/2015	$16.40889	$17.33506	119,047
01/01/2016 to 12/31/2016	$17.33506	$17.40575	133,451
01/01/2017 to 12/31/2017	$17.40575	$22.41538	139,045
01/01/2018 to 12/31/2018	$22.41538	$22.55707	143,300
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99878	$10.20344	3,656
01/01/2013 to 12/31/2013	$10.20344	$13.52129	26,933
01/01/2014 to 12/31/2014	$13.52129	$14.68262	90,005
01/01/2015 to 12/31/2015	$14.68262	$14.36096	128,073
01/01/2016 to 12/31/2016	$14.36096	$16.05158	248,220
01/01/2017 to 12/31/2017	$16.05158	$18.55716	330,708
01/01/2018 to 12/31/2018	$18.55716	$16.42574	316,290
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$5.88237	$8.15096	451,654
01/01/2010 to 12/31/2010	$8.15096	$9.91264	599,103
01/01/2011 to 12/31/2011	$9.91264	$9.52368	411,994
01/01/2012 to 12/31/2012	$9.52368	$10.98985	620,202
01/01/2013 to 12/31/2013	$10.98985	$15.37586	720,835
01/01/2014 to 12/31/2014	$15.37586	$17.30744	641,690
01/01/2015 to 12/31/2015	$17.30744	$16.09047	639,389
01/01/2016 to 12/31/2016	$16.09047	$18.74315	676,699
01/01/2017 to 12/31/2017	$18.74315	$21.01321	649,015
01/01/2018 to 12/31/2018	$21.01321	$17.29703	568,813
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99878	$10.33587	458,278
01/01/2013 to 12/31/2013	$10.33587	$12.10927	448,242
01/01/2014 to 12/31/2014	$12.10927	$12.54341	470,137
01/01/2015 to 12/31/2015	$12.54341	$12.20458	369,248
01/01/2016 to 12/31/2016	$12.20458	$12.54430	356,541
01/01/2017 to 12/31/2017	$12.54430	$14.39781	307,798
01/01/2018 to 12/31/2018	$14.39781	$13.01016	261,653

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Parametric Emerging Markets Equity Portfolio
01/01/2009 to 12/31/2009	$5.57838	$9.15161	743,913
01/01/2010 to 12/31/2010	$9.15161	$11.02430	1,470,174
01/01/2011 to 12/31/2011	$11.02430	$8.65975	952,040
01/01/2012 to 12/31/2012	$8.65975	$10.06126	1,031,146
01/01/2013 to 12/31/2013	$10.06126	$9.93469	1,097,041
01/01/2014 to 12/31/2014	$9.93469	$9.32944	887,343
01/01/2015 to 12/31/2015	$9.32944	$7.65406	772,487
01/01/2016 to 12/31/2016	$7.65406	$8.47327	752,916
01/01/2017 to 12/31/2017	$8.47327	$10.55047	862,176
01/01/2018 to 12/31/2018	$10.55047	$8.93383	710,191
AST Preservation Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.86059	$10.47883	9,843,396
01/01/2010 to 12/31/2010	$10.47883	$11.41546	11,664,036
01/01/2011 to 12/31/2011	$11.41546	$11.35900	11,315,793
01/01/2012 to 12/31/2012	$11.35900	$12.35189	12,363,647
01/01/2013 to 12/31/2013	$12.35189	$13.29032	10,388,864
01/01/2014 to 12/31/2014	$13.29032	$13.85018	8,999,370
01/01/2015 to 12/31/2015	$13.85018	$13.66503	7,485,727
01/01/2016 to 12/31/2016	$13.66503	$14.20727	6,794,714
01/01/2017 to 12/31/2017	$14.20727	$15.41588	6,482,081
01/01/2018 to 12/31/2018	$15.41588	$14.75550	5,127,257
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01870	$10.07372	17,766
01/01/2012 to 12/31/2012	$10.07372	$10.63032	121,118
01/01/2013 to 12/31/2013	$10.63032	$10.23100	195,354
01/01/2014 to 12/31/2014	$10.23100	$10.69075	297,028
01/01/2015 to 12/31/2015	$10.69075	$10.50456	449,823
01/01/2016 to 12/31/2016	$10.50456	$10.78522	281,561
01/01/2017 to 12/31/2017	$10.78522	$11.22878	338,958
01/01/2018 to 12/31/2018	$11.22878	$10.97204	338,871
AST Prudential Growth Allocation Portfolio
01/01/2009 to 12/31/2009	$6.61574	$8.21100	10,512,805
01/01/2010 to 12/31/2010	$8.21100	$9.62824	14,142,540
01/01/2011 to 12/31/2011	$9.62824	$8.89662	9,469,011
01/01/2012 to 12/31/2012	$8.89662	$9.89749	11,869,245
01/01/2013 to 12/31/2013	$9.89749	$11.41147	12,191,818
01/01/2014 to 12/31/2014	$11.41147	$12.27686	11,438,176
01/01/2015 to 12/31/2015	$12.27686	$12.02133	19,899,395
01/01/2016 to 12/31/2016	$12.02133	$13.03964	18,355,510
01/01/2017 to 12/31/2017	$13.03964	$14.91535	31,245,155
01/01/2018 to 12/31/2018	$14.91535	$13.57761	25,048,683
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99878	$11.69074	118
01/01/2014 to 12/31/2014	$11.69074	$13.27356	117
01/01/2015 to 12/31/2015	$13.27356	$13.27920	117
01/01/2016 to 12/31/2016	$13.27920	$14.50359	117
01/01/2017 to 12/31/2017	$14.50359	$17.34947	117
01/01/2018 to 12/31/2018	$17.34947	$15.86934	117

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST QMA US Equity Alpha Portfolio
01/01/2009 to 12/31/2009	$6.52358	$7.82975	67,797
01/01/2010 to 12/31/2010	$7.82975	$8.87493	73,005
01/01/2011 to 12/31/2011	$8.87493	$9.04620	89,383
01/01/2012 to 12/31/2012	$9.04620	$10.58828	138,418
01/01/2013 to 12/31/2013	$10.58828	$13.81472	207,868
01/01/2014 to 12/31/2014	$13.81472	$15.95344	225,092
01/01/2015 to 12/31/2015	$15.95344	$16.20156	219,584
01/01/2016 to 12/31/2016	$16.20156	$18.33239	233,570
01/01/2017 to 12/31/2017	$18.33239	$22.08115	213,391
01/01/2018 to 12/31/2018	$22.08115	$19.96566	210,850
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99878	$8.91039	0
01/01/2012 to 12/31/2012	$8.91039	$9.93353	0
01/01/2013 to 12/31/2013	$9.93353	$11.97880	0
01/01/2014 to 12/31/2014	$11.97880	$12.56898	0
01/01/2015 to 12/31/2015	$12.56898	$12.40193	8,695
01/01/2016 to 12/31/2016	$12.40193	$12.99144	8,695
01/01/2017 to 12/31/2017	$12.99144	$15.12808	8,495
01/01/2018 to 12/31/2018	$15.12808	$13.93044	8,433
AST RCM World Trends Portfolio
01/01/2009 to 12/31/2009	$7.35525	$8.94137	6,882,786
01/01/2010 to 12/31/2010	$8.94137	$9.85912	9,792,621
01/01/2011 to 12/31/2011	$9.85912	$9.53718	7,957,109
01/01/2012 to 12/31/2012	$9.53718	$10.36223	8,672,059
01/01/2013 to 12/31/2013	$10.36223	$11.47907	7,970,323
01/01/2014 to 12/31/2014	$11.47907	$11.89064	7,154,144
01/01/2015 to 12/31/2015	$11.89064	$11.69551	6,909,183
01/01/2016 to 12/31/2016	$11.69551	$12.07779	5,816,944
01/01/2017 to 12/31/2017	$12.07779	$13.83134	5,322,614
01/01/2018 to 12/31/2018	$13.83134	$12.54904	4,031,595
AST Small-Cap Growth Opportunities Portfolio
01/01/2009 to 12/31/2009	$6.01124	$7.85687	140,595
01/01/2010 to 12/31/2010	$7.85687	$10.26015	216,541
01/01/2011 to 12/31/2011	$10.26015	$8.78323	281,728
01/01/2012 to 12/31/2012	$8.78323	$10.39032	394,537
01/01/2013 to 12/31/2013	$10.39032	$14.41464	450,024
01/01/2014 to 12/31/2014	$14.41464	$14.90328	361,568
01/01/2015 to 12/31/2015	$14.90328	$14.87904	294,794
01/01/2016 to 12/31/2016	$14.87904	$15.78821	269,317
01/01/2017 to 12/31/2017	$15.78821	$19.86283	263,460
01/01/2018 to 12/31/2018	$19.86283	$17.44594	201,064
AST Small-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.70943	$8.85160	82,944
01/01/2010 to 12/31/2010	$8.85160	$11.89669	93,361
01/01/2011 to 12/31/2011	$11.89669	$11.60630	86,222
01/01/2012 to 12/31/2012	$11.60630	$12.82686	105,810
01/01/2013 to 12/31/2013	$12.82686	$17.08234	158,814
01/01/2014 to 12/31/2014	$17.08234	$17.47271	131,319
01/01/2015 to 12/31/2015	$17.47271	$17.34971	143,376
01/01/2016 to 12/31/2016	$17.34971	$19.15818	160,978
01/01/2017 to 12/31/2017	$19.15818	$23.39002	161,800
01/01/2018 to 12/31/2018	$23.39002	$21.10600	168,511

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.74497	$8.43952	111,995
01/01/2010 to 12/31/2010	$8.43952	$10.47614	187,790
01/01/2011 to 12/31/2011	$10.47614	$9.70463	157,655
01/01/2012 to 12/31/2012	$9.70463	$11.29733	231,480
01/01/2013 to 12/31/2013	$11.29733	$15.29340	252,952
01/01/2014 to 12/31/2014	$15.29340	$15.86112	181,353
01/01/2015 to 12/31/2015	$15.86112	$14.95315	176,705
01/01/2016 to 12/31/2016	$14.95315	$19.03506	192,342
01/01/2017 to 12/31/2017	$19.03506	$20.13234	198,215
01/01/2018 to 12/31/2018	$20.13234	$16.44661	169,203
AST T. Rowe Price Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.13342	$9.94750	9,680,800
01/01/2010 to 12/31/2010	$9.94750	$10.93099	12,003,305
01/01/2011 to 12/31/2011	$10.93099	$10.98328	10,212,898
01/01/2012 to 12/31/2012	$10.98328	$12.28116	11,639,544
01/01/2013 to 12/31/2013	$12.28116	$14.13649	11,660,547
01/01/2014 to 12/31/2014	$14.13649	$14.74644	10,860,645
01/01/2015 to 12/31/2015	$14.74644	$14.53465	12,480,295
01/01/2016 to 12/31/2016	$14.53465	$15.40060	11,764,412
01/01/2017 to 12/31/2017	$15.40060	$17.51140	11,147,180
01/01/2018 to 12/31/2018	$17.51140	$16.33232	9,911,674
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.54278	$9.88646	726,259
01/01/2010 to 12/31/2010	$9.88646	$11.28037	1,069,777
01/01/2011 to 12/31/2011	$11.28037	$10.92552	756,407
01/01/2012 to 12/31/2012	$10.92552	$12.65642	1,148,326
01/01/2013 to 12/31/2013	$12.65642	$17.95923	1,237,823
01/01/2014 to 12/31/2014	$17.95923	$19.17046	1,199,558
01/01/2015 to 12/31/2015	$19.17046	$20.69721	1,086,907
01/01/2016 to 12/31/2016	$20.69721	$20.94224	1,020,387
01/01/2017 to 12/31/2017	$20.94224	$28.45082	928,026
01/01/2018 to 12/31/2018	$28.45082	$29.11183	811,377
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.79217	$7.91375	62,484
01/01/2010 to 12/31/2010	$7.91375	$8.76694	116,894
01/01/2011 to 12/31/2011	$8.76694	$8.59508	192,012
01/01/2012 to 12/31/2012	$8.59508	$9.60272	343,027
01/01/2013 to 12/31/2013	$9.60272	$12.73700	381,221
01/01/2014 to 12/31/2014	$12.73700	$12.74433	383,737
01/01/2015 to 12/31/2015	$12.74433	$11.79460	185,665
01/01/2016 to 12/31/2016	$11.79460	$12.33278	155,836
01/01/2017 to 12/31/2017	$12.33278	$14.16231	174,618
01/01/2018 to 12/31/2018	$14.16231	$12.59713	160,103
AST T. Rowe Price Natural Resources Portfolio
01/01/2009 to 12/31/2009	$6.71168	$9.87571	563,401
01/01/2010 to 12/31/2010	$9.87571	$11.71991	1,153,897
01/01/2011 to 12/31/2011	$11.71991	$9.82426	662,021
01/01/2012 to 12/31/2012	$9.82426	$10.02894	679,239
01/01/2013 to 12/31/2013	$10.02894	$11.40050	520,444
01/01/2014 to 12/31/2014	$11.40050	$10.29288	476,461
01/01/2015 to 12/31/2015	$10.29288	$8.18828	397,464
01/01/2016 to 12/31/2016	$8.18828	$10.05327	341,108
01/01/2017 to 12/31/2017	$10.05327	$10.92592	387,150
01/01/2018 to 12/31/2018	$10.92592	$8.97101	250,528

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Templeton Global Bond Portfolio
01/01/2009 to 12/31/2009	$10.70540	$11.82496	149,402
01/01/2010 to 12/31/2010	$11.82496	$12.31945	233,653
01/01/2011 to 12/31/2011	$12.31945	$12.63813	214,793
01/01/2012 to 12/31/2012	$12.63813	$13.10183	275,662
01/01/2013 to 12/31/2013	$13.10183	$12.42365	266,922
01/01/2014 to 12/31/2014	$12.42365	$12.30820	205,601
01/01/2015 to 12/31/2015	$12.30820	$11.56638	162,534
01/01/2016 to 12/31/2016	$11.56638	$11.89232	163,841
01/01/2017 to 12/31/2017	$11.89232	$11.95620	189,924
01/01/2018 to 12/31/2018	$11.95620	$12.01399	112,578
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.42811	$8.79579	52,583
01/01/2010 to 12/31/2010	$8.79579	$10.71178	85,350
01/01/2011 to 12/31/2011	$10.71178	$10.18940	92,042
01/01/2012 to 12/31/2012	$10.18940	$11.88679	114,679
01/01/2013 to 12/31/2013	$11.88679	$15.50742	152,046
01/01/2014 to 12/31/2014	$15.50742	$17.56527	83,367
01/01/2015 to 12/31/2015	$17.56527	$16.16201	100,421
01/01/2016 to 12/31/2016	$16.16201	$18.15216	97,924
01/01/2017 to 12/31/2017	$18.15216	$21.19856	99,001
01/01/2018 to 12/31/2018	$21.19856	$17.43236	87,500
AST Wellington Management Hedged Equity Portfolio
01/01/2009 to 12/31/2009	$6.54040	$8.27579	505,063
01/01/2010 to 12/31/2010	$8.27579	$9.34687	655,396
01/01/2011 to 12/31/2011	$9.34687	$8.89064	860,753
01/01/2012 to 12/31/2012	$8.89064	$9.72324	1,511,926
01/01/2013 to 12/31/2013	$9.72324	$11.54369	2,317,519
01/01/2014 to 12/31/2014	$11.54369	$11.99911	2,400,113
01/01/2015 to 12/31/2015	$11.99911	$11.74700	2,015,506
01/01/2016 to 12/31/2016	$11.74700	$12.32886	1,721,008
01/01/2017 to 12/31/2017	$12.32886	$13.79831	1,622,098
01/01/2018 to 12/31/2018	$13.79831	$12.91398	1,330,585
AST Western Asset Core Plus Bond Portfolio
01/01/2009 to 12/31/2009	$9.32157	$10.25191	785,894
01/01/2010 to 12/31/2010	$10.25191	$10.88804	980,153
01/01/2011 to 12/31/2011	$10.88804	$11.37369	858,288
01/01/2012 to 12/31/2012	$11.37369	$12.08535	1,085,512
01/01/2013 to 12/31/2013	$12.08535	$11.72899	1,231,180
01/01/2014 to 12/31/2014	$11.72899	$12.38744	1,229,309
01/01/2015 to 12/31/2015	$12.38744	$12.35523	1,247,357
01/01/2016 to 12/31/2016	$12.35523	$12.79980	1,477,443
01/01/2017 to 12/31/2017	$12.79980	$13.40657	1,695,916
01/01/2018 to 12/31/2018	$13.40657	$12.90825	2,120,543
*Denotes the start date of these sub-accounts

PREMIER B SERIES
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: Combination 5% roll-up and HAV Death Benefit Only (1.65%)
OR Highest Daily Value Death Benefit Only (1.65%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.60018	$9.29792	3,285,721
01/01/2010 to 12/31/2010	$9.29792	$10.24139	3,429,840
01/01/2011 to 12/31/2011	$10.24139	$9.80739	3,046,784
01/01/2012 to 12/31/2012	$9.80739	$10.86038	2,857,250
01/01/2013 to 12/31/2013	$10.86038	$11.74968	2,729,988
01/01/2014 to 12/31/2014	$11.74968	$12.00027	2,430,158
01/01/2015 to 12/31/2015	$12.00027	$11.42547	1,972,779
01/01/2016 to 12/31/2016	$11.42547	$11.95253	1,723,446
01/01/2017 to 12/31/2017	$11.95253	$13.23894	1,553,445
01/01/2018 to 12/31/2018	$13.23894	$11.96337	1,194,334
AST Advanced Strategies Portfolio
01/01/2009 to 12/31/2009	$7.80552	$9.69070	1,199,167
01/01/2010 to 12/31/2010	$9.69070	$10.84010	1,158,627
01/01/2011 to 12/31/2011	$10.84010	$10.67621	1,035,722
01/01/2012 to 12/31/2012	$10.67621	$11.93609	1,121,900
01/01/2013 to 12/31/2013	$11.93609	$13.68656	1,077,129
01/01/2014 to 12/31/2014	$13.68656	$14.28683	888,575
01/01/2015 to 12/31/2015	$14.28683	$14.16779	763,575
01/01/2016 to 12/31/2016	$14.16779	$14.92873	685,369
01/01/2017 to 12/31/2017	$14.92873	$17.17292	629,499
01/01/2018 to 12/31/2018	$17.17292	$15.89827	563,616
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99865	$11.63947	0
01/01/2014 to 12/31/2014	$11.63947	$12.95850	0
01/01/2015 to 12/31/2015	$12.95850	$12.96827	0
01/01/2016 to 12/31/2016	$12.96827	$14.12368	0
01/01/2017 to 12/31/2017	$14.12368	$16.97069	1,411
01/01/2018 to 12/31/2018	$16.97069	$15.33583	1,534
AST Balanced Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.90646	$9.59027	3,049,096
01/01/2010 to 12/31/2010	$9.59027	$10.59642	3,044,459
01/01/2011 to 12/31/2011	$10.59642	$10.29793	2,701,491
01/01/2012 to 12/31/2012	$10.29793	$11.39449	2,733,113
01/01/2013 to 12/31/2013	$11.39449	$13.18777	2,694,985
01/01/2014 to 12/31/2014	$13.18777	$13.81986	2,417,042
01/01/2015 to 12/31/2015	$13.81986	$13.66023	2,162,402
01/01/2016 to 12/31/2016	$13.66023	$14.28527	1,802,859
01/01/2017 to 12/31/2017	$14.28527	$16.14885	1,645,514
01/01/2018 to 12/31/2018	$16.14885	$15.10149	1,462,849
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99865	$9.16856	29,880
01/01/2012 to 12/31/2012	$9.16856	$10.09240	31,952
01/01/2013 to 12/31/2013	$10.09240	$11.00617	43,739
01/01/2014 to 12/31/2014	$11.00617	$11.35751	38,472
01/01/2015 to 12/31/2015	$11.35751	$10.83782	36,602
01/01/2016 to 12/31/2016	$10.83782	$11.40442	28,867
01/01/2017 to 12/31/2017	$11.40442	$12.63469	18,102
01/01/2018 to 12/31/2018	$12.63469	$11.77242	17,138

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Low Duration Bond Portfolio
01/01/2009 to 12/31/2009	$10.63079	$11.52813	89,327
01/01/2010 to 12/31/2010	$11.52813	$11.78327	90,177
01/01/2011 to 12/31/2011	$11.78327	$11.85284	79,097
01/01/2012 to 12/31/2012	$11.85284	$12.20770	78,678
01/01/2013 to 12/31/2013	$12.20770	$11.74835	69,781
01/01/2014 to 12/31/2014	$11.74835	$11.54633	67,522
01/01/2015 to 12/31/2015	$11.54633	$11.41377	58,610
01/01/2016 to 12/31/2016	$11.41377	$11.41290	60,008
01/01/2017 to 12/31/2017	$11.41290	$11.41989	76,239
01/01/2018 to 12/31/2018	$11.41989	$11.31696	50,066
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2009 to 12/31/2009	$10.55713	$12.10214	520,375
01/01/2010 to 12/31/2010	$12.10214	$12.82467	593,992
01/01/2011 to 12/31/2011	$12.82467	$13.01780	509,530
01/01/2012 to 12/31/2012	$13.01780	$14.00012	554,724
01/01/2013 to 12/31/2013	$14.00012	$13.51976	514,367
01/01/2014 to 12/31/2014	$13.51976	$13.86313	460,393
01/01/2015 to 12/31/2015	$13.86313	$13.35068	367,339
01/01/2016 to 12/31/2016	$13.35068	$13.68977	331,463
01/01/2017 to 12/31/2017	$13.68977	$14.05556	271,070
01/01/2018 to 12/31/2018	$14.05556	$13.73482	197,343
AST Capital Growth Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.32855	$9.03569	3,679,569
01/01/2010 to 12/31/2010	$9.03569	$10.07788	3,460,649
01/01/2011 to 12/31/2011	$10.07788	$9.67392	2,877,573
01/01/2012 to 12/31/2012	$9.67392	$10.82256	2,970,573
01/01/2013 to 12/31/2013	$10.82256	$13.06158	3,055,051
01/01/2014 to 12/31/2014	$13.06158	$13.74843	2,778,583
01/01/2015 to 12/31/2015	$13.74843	$13.59740	2,538,254
01/01/2016 to 12/31/2016	$13.59740	$14.29165	2,220,642
01/01/2017 to 12/31/2017	$14.29165	$16.57563	2,042,062
01/01/2018 to 12/31/2018	$16.57563	$15.29123	1,742,565
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99865	$11.66573	3,882
01/01/2014 to 12/31/2014	$11.66573	$13.03829	11,831
01/01/2015 to 12/31/2015	$13.03829	$12.36853	9,392
01/01/2016 to 12/31/2016	$12.36853	$13.98053	10,682
01/01/2017 to 12/31/2017	$13.98053	$16.28539	11,613
01/01/2018 to 12/31/2018	$16.28539	$15.25614	10,466
AST Cohen & Steers Realty Portfolio
01/01/2009 to 12/31/2009	$6.09916	$7.91593	65,683
01/01/2010 to 12/31/2010	$7.91593	$10.02187	65,418
01/01/2011 to 12/31/2011	$10.02187	$10.50911	62,975
01/01/2012 to 12/31/2012	$10.50911	$11.92501	58,259
01/01/2013 to 12/31/2013	$11.92501	$12.09898	52,759
01/01/2014 to 12/31/2014	$12.09898	$15.58210	54,099
01/01/2015 to 12/31/2015	$15.58210	$16.07174	45,765
01/01/2016 to 12/31/2016	$16.07174	$16.57268	40,763
01/01/2017 to 12/31/2017	$16.57268	$17.32253	38,147
01/01/2018 to 12/31/2018	$17.32253	$16.22957	32,515

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Fidelity Institutional AM® Quantitative Portfolio
formerly,AST FI Pyramis® Quantitative Portfolio
01/01/2009 to 12/31/2009	$7.24644	$8.82912	922,399
01/01/2010 to 12/31/2010	$8.82912	$9.93343	933,117
01/01/2011 to 12/31/2011	$9.93343	$9.62534	823,011
01/01/2012 to 12/31/2012	$9.62534	$10.47596	877,865
01/01/2013 to 12/31/2013	$10.47596	$11.82717	846,983
01/01/2014 to 12/31/2014	$11.82717	$12.00180	756,427
01/01/2015 to 12/31/2015	$12.00180	$11.92389	703,004
01/01/2016 to 12/31/2016	$11.92389	$12.22964	606,994
01/01/2017 to 12/31/2017	$12.22964	$14.01347	580,567
01/01/2018 to 12/31/2018	$14.01347	$12.71714	460,860
AST Global Real Estate Portfolio
01/01/2009 to 12/31/2009	$6.11429	$8.12626	8,791
01/01/2010 to 12/31/2010	$8.12626	$9.60916	13,854
01/01/2011 to 12/31/2011	$9.60916	$8.97701	9,950
01/01/2012 to 12/31/2012	$8.97701	$11.19825	10,793
01/01/2013 to 12/31/2013	$11.19825	$11.49534	9,216
01/01/2014 to 12/31/2014	$11.49534	$12.88330	11,687
01/01/2015 to 12/31/2015	$12.88330	$12.66272	12,101
01/01/2016 to 12/31/2016	$12.66272	$12.56910	10,448
01/01/2017 to 12/31/2017	$12.56910	$13.71171	6,649
01/01/2018 to 12/31/2018	$13.71171	$12.85264	2,509
AST Goldman Sachs Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.66024	$7.80947	198,757
01/01/2010 to 12/31/2010	$7.80947	$8.67272	192,683
01/01/2011 to 12/31/2011	$8.67272	$8.06126	187,595
01/01/2012 to 12/31/2012	$8.06126	$9.48988	191,376
01/01/2013 to 12/31/2013	$9.48988	$12.46734	188,703
01/01/2014 to 12/31/2014	$12.46734	$13.87573	164,771
01/01/2015 to 12/31/2015	$13.87573	$13.01969	225,595
01/01/2016 to 12/31/2016	$13.01969	$14.28709	217,660
01/01/2017 to 12/31/2017	$14.28709	$15.42567	203,271
01/01/2018 to 12/31/2018	$15.42567	$13.87994	174,354
AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.74938	$10.43074	72,190
01/01/2010 to 12/31/2010	$10.43074	$12.29580	57,123
01/01/2011 to 12/31/2011	$12.29580	$11.73634	42,478
01/01/2012 to 12/31/2012	$11.73634	$13.81019	38,444
01/01/2013 to 12/31/2013	$13.81019	$17.95951	40,174
01/01/2014 to 12/31/2014	$17.95951	$19.70461	35,139
01/01/2015 to 12/31/2015	$19.70461	$18.28264	79,575
01/01/2016 to 12/31/2016	$18.28264	$18.28218	75,863
01/01/2017 to 12/31/2017	$18.28218	$22.85886	64,445
01/01/2018 to 12/31/2018	$22.85886	$21.50787	62,274
AST Goldman Sachs Multi-Asset Portfolio
01/01/2009 to 12/31/2009	$7.61724	$9.24585	384,920
01/01/2010 to 12/31/2010	$9.24585	$10.15070	399,981
01/01/2011 to 12/31/2011	$10.15070	$9.93550	366,687
01/01/2012 to 12/31/2012	$9.93550	$10.76415	378,562
01/01/2013 to 12/31/2013	$10.76415	$11.62937	381,045
01/01/2014 to 12/31/2014	$11.62937	$11.90289	356,755
01/01/2015 to 12/31/2015	$11.90289	$11.60316	304,528
01/01/2016 to 12/31/2016	$11.60316	$12.01516	224,968
01/01/2017 to 12/31/2017	$12.01516	$13.27251	195,436
01/01/2018 to 12/31/2018	$13.27251	$12.13447	151,568

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.64045	$9.53436	29,203
01/01/2010 to 12/31/2010	$9.53436	$11.89029	30,445
01/01/2011 to 12/31/2011	$11.89029	$11.84988	36,639
01/01/2012 to 12/31/2012	$11.84988	$13.48628	37,900
01/01/2013 to 12/31/2013	$13.48628	$18.41682	40,576
01/01/2014 to 12/31/2014	$18.41682	$19.42198	39,342
01/01/2015 to 12/31/2015	$19.42198	$18.05687	38,797
01/01/2016 to 12/31/2016	$18.05687	$22.08324	35,845
01/01/2017 to 12/31/2017	$22.08324	$24.37356	34,295
01/01/2018 to 12/31/2018	$24.37356	$20.60367	21,036
AST Government Money Market Portfolio
01/01/2009 to 12/31/2009	$10.62637	$10.47945	538,228
01/01/2010 to 12/31/2010	$10.47945	$10.31183	496,930
01/01/2011 to 12/31/2011	$10.31183	$10.14710	548,492
01/01/2012 to 12/31/2012	$10.14710	$9.98255	545,069
01/01/2013 to 12/31/2013	$9.98255	$9.82056	522,765
01/01/2014 to 12/31/2014	$9.82056	$9.66099	450,212
01/01/2015 to 12/31/2015	$9.66099	$9.50408	443,630
01/01/2016 to 12/31/2016	$9.50408	$9.35049	351,340
01/01/2017 to 12/31/2017	$9.35049	$9.23028	364,464
01/01/2018 to 12/31/2018	$9.23028	$9.19772	142,288
AST High Yield Portfolio
01/01/2009 to 12/31/2009	$7.80440	$10.40735	50,576
01/01/2010 to 12/31/2010	$10.40735	$11.62059	66,112
01/01/2011 to 12/31/2011	$11.62059	$11.79497	64,444
01/01/2012 to 12/31/2012	$11.79497	$13.21316	54,870
01/01/2013 to 12/31/2013	$13.21316	$13.93204	52,000
01/01/2014 to 12/31/2014	$13.93204	$14.05652	50,429
01/01/2015 to 12/31/2015	$14.05652	$13.33549	52,796
01/01/2016 to 12/31/2016	$13.33549	$15.13927	48,302
01/01/2017 to 12/31/2017	$15.13927	$16.00687	53,054
01/01/2018 to 12/31/2018	$16.00687	$15.43275	47,850
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.05120	$7.10983	77,740
01/01/2010 to 12/31/2010	$7.10983	$7.91480	70,856
01/01/2011 to 12/31/2011	$7.91480	$7.46079	72,683
01/01/2012 to 12/31/2012	$7.46079	$8.57891	64,130
01/01/2013 to 12/31/2013	$8.57891	$11.80384	55,386
01/01/2014 to 12/31/2014	$11.80384	$13.20857	76,825
01/01/2015 to 12/31/2015	$13.20857	$11.97596	61,226
01/01/2016 to 12/31/2016	$11.97596	$14.12496	81,525
01/01/2017 to 12/31/2017	$14.12496	$16.56327	78,100
01/01/2018 to 12/31/2018	$16.56327	$13.98708	76,268
AST International Growth Portfolio
01/01/2009 to 12/31/2009	$6.08255	$8.09541	95,273
01/01/2010 to 12/31/2010	$8.09541	$9.11863	80,477
01/01/2011 to 12/31/2011	$9.11863	$7.81141	80,912
01/01/2012 to 12/31/2012	$7.81141	$9.24950	72,351
01/01/2013 to 12/31/2013	$9.24950	$10.83335	63,821
01/01/2014 to 12/31/2014	$10.83335	$10.06869	60,073
01/01/2015 to 12/31/2015	$10.06869	$10.21703	61,074
01/01/2016 to 12/31/2016	$10.21703	$9.67176	50,226
01/01/2017 to 12/31/2017	$9.67176	$12.88611	47,725
01/01/2018 to 12/31/2018	$12.88611	$10.98601	50,383

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST International Value Portfolio
01/01/2009 to 12/31/2009	$6.94006	$8.90971	107,906
01/01/2010 to 12/31/2010	$8.90971	$9.73649	96,361
01/01/2011 to 12/31/2011	$9.73649	$8.37653	72,762
01/01/2012 to 12/31/2012	$8.37653	$9.61467	58,468
01/01/2013 to 12/31/2013	$9.61467	$11.29996	53,115
01/01/2014 to 12/31/2014	$11.29996	$10.37134	49,870
01/01/2015 to 12/31/2015	$10.37134	$10.28631	44,308
01/01/2016 to 12/31/2016	$10.28631	$10.17837	36,104
01/01/2017 to 12/31/2017	$10.17837	$12.29785	30,359
01/01/2018 to 12/31/2018	$12.29785	$10.14505	30,705
AST Investment Grade Bond Portfolio
01/01/2009 to 12/31/2009	$10.73516	$11.75464	861,140
01/01/2010 to 12/31/2010	$11.75464	$12.81394	416,680
01/01/2011 to 12/31/2011	$12.81394	$14.17510	1,812,703
01/01/2012 to 12/31/2012	$14.17510	$15.25565	827,688
01/01/2013 to 12/31/2013	$15.25565	$14.53041	339,450
01/01/2014 to 12/31/2014	$14.53041	$15.25642	289,373
01/01/2015 to 12/31/2015	$15.25642	$15.18483	625,406
01/01/2016 to 12/31/2016	$15.18483	$15.56689	690,257
01/01/2017 to 12/31/2017	$15.56689	$15.97527	427,888
01/01/2018 to 12/31/2018	$15.97527	$15.67258	1,070,863
AST J.P. Morgan Global Thematic Portfolio
01/01/2009 to 12/31/2009	$7.14101	$8.89848	167,078
01/01/2010 to 12/31/2010	$8.89848	$9.96363	161,135
01/01/2011 to 12/31/2011	$9.96363	$9.74635	138,483
01/01/2012 to 12/31/2012	$9.74635	$10.89030	185,289
01/01/2013 to 12/31/2013	$10.89030	$12.45784	192,257
01/01/2014 to 12/31/2014	$12.45784	$13.03563	185,979
01/01/2015 to 12/31/2015	$13.03563	$12.68971	156,145
01/01/2016 to 12/31/2016	$12.68971	$13.13544	149,392
01/01/2017 to 12/31/2017	$13.13544	$15.11390	143,013
01/01/2018 to 12/31/2018	$15.11390	$13.77121	107,075
AST J.P. Morgan International Equity Portfolio
01/01/2009 to 12/31/2009	$6.57144	$8.78442	144,183
01/01/2010 to 12/31/2010	$8.78442	$9.26146	128,745
01/01/2011 to 12/31/2011	$9.26146	$8.27757	112,025
01/01/2012 to 12/31/2012	$8.27757	$9.92710	111,773
01/01/2013 to 12/31/2013	$9.92710	$11.26609	110,333
01/01/2014 to 12/31/2014	$11.26609	$10.37772	114,802
01/01/2015 to 12/31/2015	$10.37772	$9.92398	112,101
01/01/2016 to 12/31/2016	$9.92398	$9.95177	101,810
01/01/2017 to 12/31/2017	$9.95177	$12.69188	78,248
01/01/2018 to 12/31/2018	$12.69188	$10.30365	74,778
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2009 to 12/31/2009	$8.56758	$10.28448	749,651
01/01/2010 to 12/31/2010	$10.28448	$10.85815	787,151
01/01/2011 to 12/31/2011	$10.85815	$10.70701	701,140
01/01/2012 to 12/31/2012	$10.70701	$11.66208	670,371
01/01/2013 to 12/31/2013	$11.66208	$12.73845	686,409
01/01/2014 to 12/31/2014	$12.73845	$13.21456	632,655
01/01/2015 to 12/31/2015	$13.21456	$12.97626	592,046
01/01/2016 to 12/31/2016	$12.97626	$13.25606	482,130
01/01/2017 to 12/31/2017	$13.25606	$14.62493	431,972
01/01/2018 to 12/31/2018	$14.62493	$13.64879	358,068

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08404	$10.29095	0
01/01/2010 to 12/31/2010	$10.29095	$11.26970	1,015
01/01/2011 to 12/31/2011	$11.26970	$11.16040	2,312
01/01/2012 to 12/31/2012	$11.16040	$12.64637	6,297
01/01/2013 to 12/31/2013	$12.64637	$16.98147	4,229
01/01/2014 to 12/31/2014	$16.98147	$18.29355	7,149
01/01/2015 to 12/31/2015	$18.29355	$19.91045	7,923
01/01/2016 to 12/31/2016	$19.91045	$19.30111	5,891
01/01/2017 to 12/31/2017	$19.30111	$25.79220	9,764
01/01/2018 to 12/31/2018	$25.79220	$24.96251	8,878
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.40604	$8.17757	192,301
01/01/2010 to 12/31/2010	$8.17757	$9.63384	172,879
01/01/2011 to 12/31/2011	$9.63384	$9.39115	159,263
01/01/2012 to 12/31/2012	$9.39115	$10.37172	146,129
01/01/2013 to 12/31/2013	$10.37172	$13.93903	130,994
01/01/2014 to 12/31/2014	$13.93903	$15.16490	200,112
01/01/2015 to 12/31/2015	$15.16490	$16.42126	184,746
01/01/2016 to 12/31/2016	$16.42126	$17.05614	187,850
01/01/2017 to 12/31/2017	$17.05614	$22.31566	161,167
01/01/2018 to 12/31/2018	$22.31566	$21.36135	144,913
AST MFS Global Equity Portfolio
01/01/2009 to 12/31/2009	$7.76261	$10.04269	100,495
01/01/2010 to 12/31/2010	$10.04269	$11.06986	81,948
01/01/2011 to 12/31/2011	$11.06986	$10.54922	76,210
01/01/2012 to 12/31/2012	$10.54922	$12.77274	67,802
01/01/2013 to 12/31/2013	$12.77274	$16.03780	61,518
01/01/2014 to 12/31/2014	$16.03780	$16.35017	54,205
01/01/2015 to 12/31/2015	$16.35017	$15.84906	58,666
01/01/2016 to 12/31/2016	$15.84906	$16.70125	70,708
01/01/2017 to 12/31/2017	$16.70125	$20.34795	70,966
01/01/2018 to 12/31/2018	$20.34795	$18.10370	71,880
AST MFS Growth Portfolio
01/01/2009 to 12/31/2009	$7.36982	$9.01224	51,365
01/01/2010 to 12/31/2010	$9.01224	$9.99944	43,257
01/01/2011 to 12/31/2011	$9.99944	$9.77887	26,411
01/01/2012 to 12/31/2012	$9.77887	$11.26347	25,161
01/01/2013 to 12/31/2013	$11.26347	$15.14800	29,978
01/01/2014 to 12/31/2014	$15.14800	$16.19999	29,920
01/01/2015 to 12/31/2015	$16.19999	$17.08912	26,440
01/01/2016 to 12/31/2016	$17.08912	$17.13357	23,759
01/01/2017 to 12/31/2017	$17.13357	$22.03235	17,937
01/01/2018 to 12/31/2018	$22.03235	$22.13874	17,508
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99866	$10.19783	0
01/01/2013 to 12/31/2013	$10.19783	$13.49386	3,647
01/01/2014 to 12/31/2014	$13.49386	$14.63119	8,339
01/01/2015 to 12/31/2015	$14.63119	$14.28962	10,674
01/01/2016 to 12/31/2016	$14.28962	$15.94833	9,192
01/01/2017 to 12/31/2017	$15.94833	$18.41074	9,370
01/01/2018 to 12/31/2018	$18.41074	$16.27197	6,008

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$5.85900	$8.10662	73,419
01/01/2010 to 12/31/2010	$8.10662	$9.84416	68,600
01/01/2011 to 12/31/2011	$9.84416	$9.44403	76,130
01/01/2012 to 12/31/2012	$9.44403	$10.88175	63,675
01/01/2013 to 12/31/2013	$10.88175	$15.20215	64,900
01/01/2014 to 12/31/2014	$15.20215	$17.08652	61,169
01/01/2015 to 12/31/2015	$17.08652	$15.86160	55,453
01/01/2016 to 12/31/2016	$15.86160	$18.44934	58,180
01/01/2017 to 12/31/2017	$18.44934	$20.65342	57,095
01/01/2018 to 12/31/2018	$20.65342	$16.97563	58,313
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99866	$10.32556	68,842
01/01/2013 to 12/31/2013	$10.32556	$12.07935	66,913
01/01/2014 to 12/31/2014	$12.07935	$12.49386	64,668
01/01/2015 to 12/31/2015	$12.49386	$12.13836	58,938
01/01/2016 to 12/31/2016	$12.13836	$12.45786	49,822
01/01/2017 to 12/31/2017	$12.45786	$14.27744	29,771
01/01/2018 to 12/31/2018	$14.27744	$12.88227	23,855
AST Parametric Emerging Markets Equity Portfolio
01/01/2009 to 12/31/2009	$5.57466	$9.13201	30,214
01/01/2010 to 12/31/2010	$9.13201	$10.98452	45,726
01/01/2011 to 12/31/2011	$10.98452	$8.61581	33,942
01/01/2012 to 12/31/2012	$8.61581	$9.99542	27,161
01/01/2013 to 12/31/2013	$9.99542	$9.85504	20,329
01/01/2014 to 12/31/2014	$9.85504	$9.24104	25,506
01/01/2015 to 12/31/2015	$9.24104	$7.57033	18,949
01/01/2016 to 12/31/2016	$7.57033	$8.36830	18,004
01/01/2017 to 12/31/2017	$8.36830	$10.40441	74,417
01/01/2018 to 12/31/2018	$10.40441	$8.79696	80,331
AST Preservation Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.82571	$10.42225	2,264,620
01/01/2010 to 12/31/2010	$10.42225	$11.33708	2,304,998
01/01/2011 to 12/31/2011	$11.33708	$11.26440	2,132,977
01/01/2012 to 12/31/2012	$11.26440	$12.23098	1,968,696
01/01/2013 to 12/31/2013	$12.23098	$13.14089	1,687,237
01/01/2014 to 12/31/2014	$13.14089	$13.67415	1,504,996
01/01/2015 to 12/31/2015	$13.67415	$13.47154	1,390,665
01/01/2016 to 12/31/2016	$13.47154	$13.98553	1,236,933
01/01/2017 to 12/31/2017	$13.98553	$15.15301	1,163,275
01/01/2018 to 12/31/2018	$15.15301	$14.48243	1,059,528
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01858	$10.07112	0
01/01/2012 to 12/31/2012	$10.07112	$10.61188	15,720
01/01/2013 to 12/31/2013	$10.61188	$10.19810	21,197
01/01/2014 to 12/31/2014	$10.19810	$10.64063	23,522
01/01/2015 to 12/31/2015	$10.64063	$10.43985	40,575
01/01/2016 to 12/31/2016	$10.43985	$10.70304	45,078
01/01/2017 to 12/31/2017	$10.70304	$11.12685	34,985
01/01/2018 to 12/31/2018	$11.12685	$10.85627	28,594

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Prudential Growth Allocation Portfolio
01/01/2009 to 12/31/2009	$6.58955	$8.16634	1,549,411
01/01/2010 to 12/31/2010	$8.16634	$9.56178	1,630,792
01/01/2011 to 12/31/2011	$9.56178	$8.82213	1,304,314
01/01/2012 to 12/31/2012	$8.82213	$9.80005	1,461,134
01/01/2013 to 12/31/2013	$9.80005	$11.28247	1,484,089
01/01/2014 to 12/31/2014	$11.28247	$12.12019	1,447,169
01/01/2015 to 12/31/2015	$12.12019	$11.85038	1,504,197
01/01/2016 to 12/31/2016	$11.85038	$12.83522	1,294,513
01/01/2017 to 12/31/2017	$12.83522	$14.66000	1,748,794
01/01/2018 to 12/31/2018	$14.66000	$13.32532	1,409,522
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99865	$11.67897	0
01/01/2014 to 12/31/2014	$11.67897	$13.24056	986
01/01/2015 to 12/31/2015	$13.24056	$13.22662	933
01/01/2016 to 12/31/2016	$13.22662	$14.42495	727
01/01/2017 to 12/31/2017	$14.42495	$17.23000	495
01/01/2018 to 12/31/2018	$17.23000	$15.73668	288
AST QMA US Equity Alpha Portfolio
01/01/2009 to 12/31/2009	$6.49780	$7.78724	145,556
01/01/2010 to 12/31/2010	$7.78724	$8.81374	126,539
01/01/2011 to 12/31/2011	$8.81374	$8.97066	89,956
01/01/2012 to 12/31/2012	$8.97066	$10.48427	88,432
01/01/2013 to 12/31/2013	$10.48427	$13.65875	81,581
01/01/2014 to 12/31/2014	$13.65875	$15.75002	86,294
01/01/2015 to 12/31/2015	$15.75002	$15.97140	78,890
01/01/2016 to 12/31/2016	$15.97140	$18.04537	75,192
01/01/2017 to 12/31/2017	$18.04537	$21.70346	74,170
01/01/2018 to 12/31/2018	$21.70346	$19.59502	72,941
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99865	$8.90152	0
01/01/2012 to 12/31/2012	$8.90152	$9.90901	0
01/01/2013 to 12/31/2013	$9.90901	$11.93153	0
01/01/2014 to 12/31/2014	$11.93153	$12.50090	2,847
01/01/2015 to 12/31/2015	$12.50090	$12.31640	12,779
01/01/2016 to 12/31/2016	$12.31640	$12.88297	12,779
01/01/2017 to 12/31/2017	$12.88297	$14.97982	12,779
01/01/2018 to 12/31/2018	$14.97982	$13.77342	12,779
AST RCM World Trends Portfolio
01/01/2009 to 12/31/2009	$7.34793	$8.91933	461,773
01/01/2010 to 12/31/2010	$8.91933	$9.82025	467,291
01/01/2011 to 12/31/2011	$9.82025	$9.48556	373,699
01/01/2012 to 12/31/2012	$9.48556	$10.29080	351,433
01/01/2013 to 12/31/2013	$10.29080	$11.38313	340,402
01/01/2014 to 12/31/2014	$11.38313	$11.77386	304,603
01/01/2015 to 12/31/2015	$11.77386	$11.56344	289,227
01/01/2016 to 12/31/2016	$11.56344	$11.92384	246,044
01/01/2017 to 12/31/2017	$11.92384	$13.63497	216,869
01/01/2018 to 12/31/2018	$13.63497	$12.35247	181,102

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Growth Opportunities Portfolio
01/01/2009 to 12/31/2009	$5.98743	$7.81408	44,102
01/01/2010 to 12/31/2010	$7.81408	$10.18920	51,859
01/01/2011 to 12/31/2011	$10.18920	$8.70962	61,268
01/01/2012 to 12/31/2012	$8.70962	$10.28799	49,092
01/01/2013 to 12/31/2013	$10.28799	$14.25156	51,811
01/01/2014 to 12/31/2014	$14.25156	$14.71285	43,922
01/01/2015 to 12/31/2015	$14.71285	$14.66721	38,850
01/01/2016 to 12/31/2016	$14.66721	$15.54056	36,645
01/01/2017 to 12/31/2017	$15.54056	$19.52244	27,486
01/01/2018 to 12/31/2018	$19.52244	$17.12138	29,259
AST Small-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.68287	$8.80353	41,424
01/01/2010 to 12/31/2010	$8.80353	$11.81481	40,933
01/01/2011 to 12/31/2011	$11.81481	$11.50952	38,343
01/01/2012 to 12/31/2012	$11.50952	$12.70103	35,580
01/01/2013 to 12/31/2013	$12.70103	$16.88975	37,492
01/01/2014 to 12/31/2014	$16.88975	$17.25014	36,549
01/01/2015 to 12/31/2015	$17.25014	$17.10340	33,006
01/01/2016 to 12/31/2016	$17.10340	$18.85828	31,572
01/01/2017 to 12/31/2017	$18.85828	$22.99008	30,937
01/01/2018 to 12/31/2018	$22.99008	$20.71424	29,312
AST Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.71834	$8.39383	75,774
01/01/2010 to 12/31/2010	$8.39383	$10.40404	64,263
01/01/2011 to 12/31/2011	$10.40404	$9.62370	69,667
01/01/2012 to 12/31/2012	$9.62370	$11.18662	58,447
01/01/2013 to 12/31/2013	$11.18662	$15.12112	54,925
01/01/2014 to 12/31/2014	$15.12112	$15.65927	53,929
01/01/2015 to 12/31/2015	$15.65927	$14.74107	48,570
01/01/2016 to 12/31/2016	$14.74107	$18.73744	42,230
01/01/2017 to 12/31/2017	$18.73744	$19.78831	40,906
01/01/2018 to 12/31/2018	$19.78831	$16.14149	37,496
AST T. Rowe Price Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.10113	$9.89341	963,504
01/01/2010 to 12/31/2010	$9.89341	$10.85547	1,022,083
01/01/2011 to 12/31/2011	$10.85547	$10.89139	1,009,621
01/01/2012 to 12/31/2012	$10.89139	$12.16045	1,085,086
01/01/2013 to 12/31/2013	$12.16045	$13.97681	1,023,387
01/01/2014 to 12/31/2014	$13.97681	$14.55843	939,190
01/01/2015 to 12/31/2015	$14.55843	$14.32812	980,128
01/01/2016 to 12/31/2016	$14.32812	$15.15935	913,619
01/01/2017 to 12/31/2017	$15.15935	$17.21166	852,070
01/01/2018 to 12/31/2018	$17.21166	$16.02887	808,085
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.51691	$9.83292	104,528
01/01/2010 to 12/31/2010	$9.83292	$11.20279	87,626
01/01/2011 to 12/31/2011	$11.20279	$10.83436	90,509
01/01/2012 to 12/31/2012	$10.83436	$12.53229	88,895
01/01/2013 to 12/31/2013	$12.53229	$17.75698	87,155
01/01/2014 to 12/31/2014	$17.75698	$18.92653	92,833
01/01/2015 to 12/31/2015	$18.92653	$20.40364	77,695
01/01/2016 to 12/31/2016	$20.40364	$20.61474	68,874
01/01/2017 to 12/31/2017	$20.61474	$27.96461	65,577
01/01/2018 to 12/31/2018	$27.96461	$28.57189	70,154

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.76530	$7.87070	90,846
01/01/2010 to 12/31/2010	$7.87070	$8.70630	78,103
01/01/2011 to 12/31/2011	$8.70630	$8.52302	52,958
01/01/2012 to 12/31/2012	$8.52302	$9.50818	57,370
01/01/2013 to 12/31/2013	$9.50818	$12.59303	64,329
01/01/2014 to 12/31/2014	$12.59303	$12.58153	64,783
01/01/2015 to 12/31/2015	$12.58153	$11.62676	57,663
01/01/2016 to 12/31/2016	$11.62676	$12.13937	54,671
01/01/2017 to 12/31/2017	$12.13937	$13.91971	49,630
01/01/2018 to 12/31/2018	$13.91971	$12.36291	47,064
AST T. Rowe Price Natural Resources Portfolio
01/01/2009 to 12/31/2009	$6.68500	$9.82196	310,772
01/01/2010 to 12/31/2010	$9.82196	$11.63889	294,395
01/01/2011 to 12/31/2011	$11.63889	$9.74194	226,919
01/01/2012 to 12/31/2012	$9.74194	$9.93017	217,327
01/01/2013 to 12/31/2013	$9.93017	$11.27160	169,563
01/01/2014 to 12/31/2014	$11.27160	$10.16156	275,513
01/01/2015 to 12/31/2015	$10.16156	$8.07199	272,140
01/01/2016 to 12/31/2016	$8.07199	$9.89599	293,147
01/01/2017 to 12/31/2017	$9.89599	$10.73914	287,148
01/01/2018 to 12/31/2018	$10.73914	$8.80461	111,693
AST Templeton Global Bond Portfolio
01/01/2009 to 12/31/2009	$10.66311	$11.76100	57,136
01/01/2010 to 12/31/2010	$11.76100	$12.23466	65,204
01/01/2011 to 12/31/2011	$12.23466	$12.53271	55,436
01/01/2012 to 12/31/2012	$12.53271	$12.97326	56,927
01/01/2013 to 12/31/2013	$12.97326	$12.28368	40,811
01/01/2014 to 12/31/2014	$12.28368	$12.15160	43,026
01/01/2015 to 12/31/2015	$12.15160	$11.40229	35,900
01/01/2016 to 12/31/2016	$11.40229	$11.70637	32,227
01/01/2017 to 12/31/2017	$11.70637	$11.75189	24,937
01/01/2018 to 12/31/2018	$11.75189	$11.79121	25,880
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.40279	$8.74826	34,653
01/01/2010 to 12/31/2010	$8.74826	$10.63810	23,799
01/01/2011 to 12/31/2011	$10.63810	$10.10447	22,895
01/01/2012 to 12/31/2012	$10.10447	$11.77025	24,048
01/01/2013 to 12/31/2013	$11.77025	$15.33267	23,120
01/01/2014 to 12/31/2014	$15.33267	$17.34179	25,681
01/01/2015 to 12/31/2015	$17.34179	$15.93286	21,695
01/01/2016 to 12/31/2016	$15.93286	$17.86852	19,316
01/01/2017 to 12/31/2017	$17.86852	$20.83672	18,242
01/01/2018 to 12/31/2018	$20.83672	$17.10932	15,165
AST Wellington Management Hedged Equity Portfolio
01/01/2009 to 12/31/2009	$6.51462	$8.23096	481,950
01/01/2010 to 12/31/2010	$8.23096	$9.28255	362,465
01/01/2011 to 12/31/2011	$9.28255	$8.81652	354,917
01/01/2012 to 12/31/2012	$8.81652	$9.62790	328,595
01/01/2013 to 12/31/2013	$9.62790	$11.41354	281,095
01/01/2014 to 12/31/2014	$11.41354	$11.84642	227,942
01/01/2015 to 12/31/2015	$11.84642	$11.58035	227,155
01/01/2016 to 12/31/2016	$11.58035	$12.13611	220,257
01/01/2017 to 12/31/2017	$12.13611	$13.56263	176,014
01/01/2018 to 12/31/2018	$13.56263	$12.67460	123,873

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Western Asset Core Plus Bond Portfolio
01/01/2009 to 12/31/2009	$9.30609	$10.21975	83,444
01/01/2010 to 12/31/2010	$10.21975	$10.83793	82,277
01/01/2011 to 12/31/2011	$10.83793	$11.30449	65,069
01/01/2012 to 12/31/2012	$11.30449	$11.99408	88,104
01/01/2013 to 12/31/2013	$11.99408	$11.62324	90,835
01/01/2014 to 12/31/2014	$11.62324	$12.25749	100,393
01/01/2015 to 12/31/2015	$12.25749	$12.20762	98,016
01/01/2016 to 12/31/2016	$12.20762	$12.62834	117,217
01/01/2017 to 12/31/2017	$12.62834	$13.20755	125,167
01/01/2018 to 12/31/2018	$13.20755	$12.69782	131,638
*Denotes the start date of these sub-accounts

PREMIER B SERIES
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: Lifetime Five Income Benefit Only (1.75%) OR Highest Daily Lifetime Five Income Benefit Only (1.75%)
OR HD GRO 60 bps (1.75%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.58029	$9.26448	5,326,490
01/01/2010 to 12/31/2010	$9.26448	$10.19462	5,089,366
01/01/2011 to 12/31/2011	$10.19462	$9.75312	4,414,821
01/01/2012 to 12/31/2012	$9.75312	$10.78971	4,205,446
01/01/2013 to 12/31/2013	$10.78971	$11.66170	3,885,835
01/01/2014 to 12/31/2014	$11.66170	$11.89871	3,456,020
01/01/2015 to 12/31/2015	$11.89871	$11.31759	2,961,298
01/01/2016 to 12/31/2016	$11.31759	$11.82816	2,648,709
01/01/2017 to 12/31/2017	$11.82816	$13.08827	2,289,070
01/01/2018 to 12/31/2018	$13.08827	$11.81548	1,943,788
AST Advanced Strategies Portfolio
01/01/2009 to 12/31/2009	$7.78498	$9.65571	1,546,021
01/01/2010 to 12/31/2010	$9.65571	$10.79033	1,571,211
01/01/2011 to 12/31/2011	$10.79033	$10.61693	1,431,282
01/01/2012 to 12/31/2012	$10.61693	$11.85825	1,399,765
01/01/2013 to 12/31/2013	$11.85825	$13.58391	1,405,413
01/01/2014 to 12/31/2014	$13.58391	$14.16565	1,329,201
01/01/2015 to 12/31/2015	$14.16565	$14.03379	1,178,125
01/01/2016 to 12/31/2016	$14.03379	$14.77312	1,052,395
01/01/2017 to 12/31/2017	$14.77312	$16.97741	818,631
01/01/2018 to 12/31/2018	$16.97741	$15.70170	687,859
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99857	$11.63159	0
01/01/2014 to 12/31/2014	$11.63159	$12.93693	0
01/01/2015 to 12/31/2015	$12.93693	$12.93406	0
01/01/2016 to 12/31/2016	$12.93406	$14.07266	0
01/01/2017 to 12/31/2017	$14.07266	$16.89288	0
01/01/2018 to 12/31/2018	$16.89288	$15.25031	0
AST Balanced Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.88566	$9.55557	2,782,580
01/01/2010 to 12/31/2010	$9.55557	$10.54773	2,691,285
01/01/2011 to 12/31/2011	$10.54773	$10.24057	2,316,352
01/01/2012 to 12/31/2012	$10.24057	$11.31975	2,212,535
01/01/2013 to 12/31/2013	$11.31975	$13.08835	2,118,897
01/01/2014 to 12/31/2014	$13.08835	$13.70209	1,991,147
01/01/2015 to 12/31/2015	$13.70209	$13.53054	1,759,313
01/01/2016 to 12/31/2016	$13.53054	$14.13578	1,581,543
01/01/2017 to 12/31/2017	$14.13578	$15.96415	1,356,696
01/01/2018 to 12/31/2018	$15.96415	$14.91406	1,063,802
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99857	$9.16255	12,751
01/01/2012 to 12/31/2012	$9.16255	$10.07596	22,426
01/01/2013 to 12/31/2013	$10.07596	$10.97739	22,367
01/01/2014 to 12/31/2014	$10.97739	$11.31669	20,385
01/01/2015 to 12/31/2015	$11.31669	$10.78833	20,068
01/01/2016 to 12/31/2016	$10.78833	$11.34118	18,043
01/01/2017 to 12/31/2017	$11.34118	$12.55240	18,483
01/01/2018 to 12/31/2018	$12.55240	$11.68418	20,536

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Low Duration Bond Portfolio
01/01/2009 to 12/31/2009	$10.60295	$11.48658	3,251
01/01/2010 to 12/31/2010	$11.48658	$11.72926	11,456
01/01/2011 to 12/31/2011	$11.72926	$11.78694	9,762
01/01/2012 to 12/31/2012	$11.78694	$12.12782	10,369
01/01/2013 to 12/31/2013	$12.12782	$11.66008	509
01/01/2014 to 12/31/2014	$11.66008	$11.44852	771
01/01/2015 to 12/31/2015	$11.44852	$11.30598	521
01/01/2016 to 12/31/2016	$11.30598	$11.29361	45
01/01/2017 to 12/31/2017	$11.29361	$11.28886	86
01/01/2018 to 12/31/2018	$11.28886	$11.17638	0
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2009 to 12/31/2009	$10.52960	$12.05880	52,387
01/01/2010 to 12/31/2010	$12.05880	$12.76610	80,428
01/01/2011 to 12/31/2011	$12.76610	$12.94556	46,981
01/01/2012 to 12/31/2012	$12.94556	$13.90862	46,392
01/01/2013 to 12/31/2013	$13.90862	$13.41826	23,193
01/01/2014 to 12/31/2014	$13.41826	$13.74548	32,012
01/01/2015 to 12/31/2015	$13.74548	$13.22431	22,907
01/01/2016 to 12/31/2016	$13.22431	$13.54685	15,803
01/01/2017 to 12/31/2017	$13.54685	$13.89515	21,767
01/01/2018 to 12/31/2018	$13.89515	$13.56477	14,105
AST Bond Portfolio 2018
01/01/2009 to 12/31/2009	$12.04396	$11.12056	0
01/01/2010 to 12/31/2010	$11.12056	$12.15179	0
01/01/2011 to 12/31/2011	$12.15179	$13.56492	0
01/01/2012 to 12/31/2012	$13.56492	$14.09333	0
01/01/2013 to 12/31/2013	$14.09333	$13.41564	0
01/01/2014 to 12/31/2014	$13.41564	$13.53594	0
01/01/2015 to 12/31/2015	$13.53594	$13.41092	0
01/01/2016 to 12/31/2016	$13.41092	$13.39292	0
01/01/2017 to 12/31/2017	$13.39292	$13.25685	0
01/01/2018 to 12/31/2018	$13.25685	$13.12586	0
AST Bond Portfolio 2019
01/01/2009 to 12/31/2009	$12.11286	$10.98780	0
01/01/2010 to 12/31/2010	$10.98780	$12.02578	100
01/01/2011 to 12/31/2011	$12.02578	$13.70693	506
01/01/2012 to 12/31/2012	$13.70693	$14.26024	0
01/01/2013 to 12/31/2013	$14.26024	$13.33784	0
01/01/2014 to 12/31/2014	$13.33784	$13.66734	0
01/01/2015 to 12/31/2015	$13.66734	$13.57611	0
01/01/2016 to 12/31/2016	$13.57611	$13.53613	0
01/01/2017 to 12/31/2017	$13.53613	$13.40522	0
01/01/2018 to 12/31/2018	$13.40522	$13.24779	0
AST Bond Portfolio 2020
01/02/2009* to 12/31/2009	$9.99905	$8.79604	0
01/01/2010 to 12/31/2010	$8.79604	$9.66876	58,389
01/01/2011 to 12/31/2011	$9.66876	$11.27734	95
01/01/2012 to 12/31/2012	$11.27734	$11.78346	0
01/01/2013 to 12/31/2013	$11.78346	$10.82629	0
01/01/2014 to 12/31/2014	$10.82629	$11.29551	0
01/01/2015 to 12/31/2015	$11.29551	$11.27065	0
01/01/2016 to 12/31/2016	$11.27065	$11.29383	97
01/01/2017 to 12/31/2017	$11.29383	$11.19829	145
01/01/2018 to 12/31/2018	$11.19829	$11.03709	74

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$9.99810	$11.01729	38,657
01/01/2011 to 12/31/2011	$11.01729	$13.02623	638,952
01/01/2012 to 12/31/2012	$13.02623	$13.67162	227,008
01/01/2013 to 12/31/2013	$13.67162	$12.49582	26,076
01/01/2014 to 12/31/2014	$12.49582	$13.22419	13,414
01/01/2015 to 12/31/2015	$13.22419	$13.22852	16,048
01/01/2016 to 12/31/2016	$13.22852	$13.26576	17,396
01/01/2017 to 12/31/2017	$13.26576	$13.24420	281
01/01/2018 to 12/31/2018	$13.24420	$13.02403	19,348
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99857	$12.03025	286,401
01/01/2012 to 12/31/2012	$12.03025	$12.51433	365,575
01/01/2013 to 12/31/2013	$12.51433	$11.10044	18,376
01/01/2014 to 12/31/2014	$11.10044	$12.04074	18,069
01/01/2015 to 12/31/2015	$12.04074	$12.08175	18,103
01/01/2016 to 12/31/2016	$12.08175	$12.09126	18,105
01/01/2017 to 12/31/2017	$12.09126	$12.07022	561
01/01/2018 to 12/31/2018	$12.07022	$11.84404	727
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99810	$10.40740	255,326
01/01/2013 to 12/31/2013	$10.40740	$9.18516	928,295
01/01/2014 to 12/31/2014	$9.18516	$10.16623	341,703
01/01/2015 to 12/31/2015	$10.16623	$10.26182	68,093
01/01/2016 to 12/31/2016	$10.26182	$10.27831	67,072
01/01/2017 to 12/31/2017	$10.27831	$10.27325	66,067
01/01/2018 to 12/31/2018	$10.27325	$10.06888	65,682
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99905	$8.75667	617,813
01/01/2014 to 12/31/2014	$8.75667	$9.86176	405,588
01/01/2015 to 12/31/2015	$9.86176	$9.96747	1,968
01/01/2016 to 12/31/2016	$9.96747	$9.98311	1,965
01/01/2017 to 12/31/2017	$9.98311	$9.97694	1,961
01/01/2018 to 12/31/2018	$9.97694	$9.74124	1,958
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99905	$11.31222	185,355
01/01/2015 to 12/31/2015	$11.31222	$11.33979	797,267
01/01/2016 to 12/31/2016	$11.33979	$11.42066	69,592
01/01/2017 to 12/31/2017	$11.42066	$11.43018	5,859
01/01/2018 to 12/31/2018	$11.43018	$11.15003	12,277
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99905	$9.94591	349,755
01/01/2016 to 12/31/2016	$9.94591	$9.97813	528,671
01/01/2017 to 12/31/2017	$9.97813	$10.04433	265,253
01/01/2018 to 12/31/2018	$10.04433	$9.76798	316,899
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	$9.99810	$9.88741	801,584
01/01/2017 to 12/31/2017	$9.88741	$9.97864	460,548
01/01/2018 to 12/31/2018	$9.97864	$9.68275	477,606
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	$9.99810	$10.04467	1,141
01/01/2018 to 12/31/2018	$10.04467	$9.66820	80,503
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	$9.99810	$9.66979	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Capital Growth Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.30917	$9.00313	5,643,870
01/01/2010 to 12/31/2010	$9.00313	$10.03170	5,740,105
01/01/2011 to 12/31/2011	$10.03170	$9.62010	5,142,553
01/01/2012 to 12/31/2012	$9.62010	$10.75186	5,122,405
01/01/2013 to 12/31/2013	$10.75186	$12.96360	5,014,287
01/01/2014 to 12/31/2014	$12.96360	$13.63181	4,801,992
01/01/2015 to 12/31/2015	$13.63181	$13.46876	4,364,272
01/01/2016 to 12/31/2016	$13.46876	$14.14249	4,045,503
01/01/2017 to 12/31/2017	$14.14249	$16.38656	3,456,910
01/01/2018 to 12/31/2018	$16.38656	$15.10184	2,872,429
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99857	$11.65594	0
01/01/2014 to 12/31/2014	$11.65594	$13.01454	0
01/01/2015 to 12/31/2015	$13.01454	$12.33375	0
01/01/2016 to 12/31/2016	$12.33375	$13.92760	0
01/01/2017 to 12/31/2017	$13.92760	$16.20788	800
01/01/2018 to 12/31/2018	$16.20788	$15.16855	763
AST Cohen & Steers Realty Portfolio
01/01/2009 to 12/31/2009	$6.08313	$7.88735	3,042
01/01/2010 to 12/31/2010	$7.88735	$9.97588	3,002
01/01/2011 to 12/31/2011	$9.97588	$10.45070	1,299
01/01/2012 to 12/31/2012	$10.45070	$11.84713	2,109
01/01/2013 to 12/31/2013	$11.84713	$12.00823	602
01/01/2014 to 12/31/2014	$12.00823	$15.45011	876
01/01/2015 to 12/31/2015	$15.45011	$15.91989	271
01/01/2016 to 12/31/2016	$15.91989	$16.40008	193
01/01/2017 to 12/31/2017	$16.40008	$17.12535	285
01/01/2018 to 12/31/2018	$17.12535	$16.02897	113
AST Fidelity Institutional AM® Quantitative Portfolio
formerly,AST FI Pyramis® Quantitative Portfolio
01/01/2009 to 12/31/2009	$7.22737	$8.79712	1,202,613
01/01/2010 to 12/31/2010	$8.79712	$9.88773	1,180,706
01/01/2011 to 12/31/2011	$9.88773	$9.57167	945,215
01/01/2012 to 12/31/2012	$9.57167	$10.40722	936,387
01/01/2013 to 12/31/2013	$10.40722	$11.73797	880,780
01/01/2014 to 12/31/2014	$11.73797	$11.89971	822,413
01/01/2015 to 12/31/2015	$11.89971	$11.81091	740,930
01/01/2016 to 12/31/2016	$11.81091	$12.10197	699,851
01/01/2017 to 12/31/2017	$12.10197	$13.85359	602,583
01/01/2018 to 12/31/2018	$13.85359	$12.55958	494,244
AST Global Real Estate Portfolio
01/01/2009 to 12/31/2009	$6.11150	$8.11460	4,642
01/01/2010 to 12/31/2010	$8.11460	$9.58600	8,225
01/01/2011 to 12/31/2011	$9.58600	$8.94656	4,220
01/01/2012 to 12/31/2012	$8.94656	$11.14928	7,623
01/01/2013 to 12/31/2013	$11.14928	$11.43388	7,791
01/01/2014 to 12/31/2014	$11.43388	$12.80175	7,787
01/01/2015 to 12/31/2015	$12.80175	$12.57027	5,799
01/01/2016 to 12/31/2016	$12.57027	$12.46508	5,559
01/01/2017 to 12/31/2017	$12.46508	$13.58499	6,522
01/01/2018 to 12/31/2018	$13.58499	$12.72136	4,338

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.64269	$7.78118	4,897
01/01/2010 to 12/31/2010	$7.78118	$8.63286	9,895
01/01/2011 to 12/31/2011	$8.63286	$8.01634	5,256
01/01/2012 to 12/31/2012	$8.01634	$9.42776	7,881
01/01/2013 to 12/31/2013	$9.42776	$12.37349	4,325
01/01/2014 to 12/31/2014	$12.37349	$13.75771	5,718
01/01/2015 to 12/31/2015	$13.75771	$12.89618	6,332
01/01/2016 to 12/31/2016	$12.89618	$14.13769	4,866
01/01/2017 to 12/31/2017	$14.13769	$15.24939	4,377
01/01/2018 to 12/31/2018	$15.24939	$13.70785	2,193
AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.73180	$10.39351	7,059
01/01/2010 to 12/31/2010	$10.39351	$12.24001	9,473
01/01/2011 to 12/31/2011	$12.24001	$11.67165	4,236
01/01/2012 to 12/31/2012	$11.67165	$13.72046	5,315
01/01/2013 to 12/31/2013	$13.72046	$17.82536	2,696
01/01/2014 to 12/31/2014	$17.82536	$19.53827	4,053
01/01/2015 to 12/31/2015	$19.53827	$18.11048	3,808
01/01/2016 to 12/31/2016	$18.11048	$18.09234	2,627
01/01/2017 to 12/31/2017	$18.09234	$22.59920	4,587
01/01/2018 to 12/31/2018	$22.59920	$21.24248	2,458
AST Goldman Sachs Multi-Asset Portfolio
01/01/2009 to 12/31/2009	$7.61215	$9.23061	196,954
01/01/2010 to 12/31/2010	$9.23061	$10.12402	196,131
01/01/2011 to 12/31/2011	$10.12402	$9.89972	158,625
01/01/2012 to 12/31/2012	$9.89972	$10.71473	162,464
01/01/2013 to 12/31/2013	$10.71473	$11.56473	115,142
01/01/2014 to 12/31/2014	$11.56473	$11.82516	211,086
01/01/2015 to 12/31/2015	$11.82516	$11.51605	153,374
01/01/2016 to 12/31/2016	$11.51605	$11.91324	124,022
01/01/2017 to 12/31/2017	$11.91324	$13.14709	117,139
01/01/2018 to 12/31/2018	$13.14709	$12.00784	86,079
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.63699	$9.52067	0
01/01/2010 to 12/31/2010	$9.52067	$11.86158	678
01/01/2011 to 12/31/2011	$11.86158	$11.80975	427
01/01/2012 to 12/31/2012	$11.80975	$13.42742	693
01/01/2013 to 12/31/2013	$13.42742	$18.31854	267
01/01/2014 to 12/31/2014	$18.31854	$19.29943	584
01/01/2015 to 12/31/2015	$19.29943	$17.92539	350
01/01/2016 to 12/31/2016	$17.92539	$21.90098	154
01/01/2017 to 12/31/2017	$21.90098	$24.14873	167
01/01/2018 to 12/31/2018	$24.14873	$20.39337	117
AST Government Money Market Portfolio
01/01/2009 to 12/31/2009	$10.59840	$10.44180	27,394
01/01/2010 to 12/31/2010	$10.44180	$10.26477	20,194
01/01/2011 to 12/31/2011	$10.26477	$10.09057	14,484
01/01/2012 to 12/31/2012	$10.09057	$9.91778	11,183
01/01/2013 to 12/31/2013	$9.91778	$9.74711	4,286
01/01/2014 to 12/31/2014	$9.74711	$9.57930	3,706
01/01/2015 to 12/31/2015	$9.57930	$9.41473	11,658
01/01/2016 to 12/31/2016	$9.41473	$9.25340	1,471
01/01/2017 to 12/31/2017	$9.25340	$9.12558	1,254
01/01/2018 to 12/31/2018	$9.12558	$9.08439	980

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST High Yield Portfolio
01/01/2009 to 12/31/2009	$7.78400	$10.37011	4,733
01/01/2010 to 12/31/2010	$10.37011	$11.56763	6,252
01/01/2011 to 12/31/2011	$11.56763	$11.72970	3,189
01/01/2012 to 12/31/2012	$11.72970	$13.12705	4,253
01/01/2013 to 12/31/2013	$13.12705	$13.82773	1,412
01/01/2014 to 12/31/2014	$13.82773	$13.93758	2,673
01/01/2015 to 12/31/2015	$13.93758	$13.20972	887
01/01/2016 to 12/31/2016	$13.20972	$14.98190	497
01/01/2017 to 12/31/2017	$14.98190	$15.82500	182
01/01/2018 to 12/31/2018	$15.82500	$15.24253	59
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.03521	$7.08407	1,262
01/01/2010 to 12/31/2010	$7.08407	$7.87845	7,746
01/01/2011 to 12/31/2011	$7.87845	$7.41911	3,072
01/01/2012 to 12/31/2012	$7.41911	$8.52255	3,715
01/01/2013 to 12/31/2013	$8.52255	$11.71491	1,734
01/01/2014 to 12/31/2014	$11.71491	$13.09615	2,922
01/01/2015 to 12/31/2015	$13.09615	$11.86233	1,674
01/01/2016 to 12/31/2016	$11.86233	$13.97729	1,685
01/01/2017 to 12/31/2017	$13.97729	$16.37414	2,924
01/01/2018 to 12/31/2018	$16.37414	$13.81364	1,564
AST International Growth Portfolio
01/01/2009 to 12/31/2009	$6.06655	$8.06631	4,243
01/01/2010 to 12/31/2010	$8.06631	$9.07693	5,838
01/01/2011 to 12/31/2011	$9.07693	$7.76802	3,046
01/01/2012 to 12/31/2012	$7.76802	$9.18910	3,757
01/01/2013 to 12/31/2013	$9.18910	$10.75208	1,470
01/01/2014 to 12/31/2014	$10.75208	$9.98329	3,213
01/01/2015 to 12/31/2015	$9.98329	$10.12041	2,173
01/01/2016 to 12/31/2016	$10.12041	$9.57095	1,123
01/01/2017 to 12/31/2017	$9.57095	$12.73918	1,018
01/01/2018 to 12/31/2018	$12.73918	$10.84999	503
AST International Value Portfolio
01/01/2009 to 12/31/2009	$6.92187	$8.87760	3,530
01/01/2010 to 12/31/2010	$8.87760	$9.69193	7,861
01/01/2011 to 12/31/2011	$9.69193	$8.33006	3,732
01/01/2012 to 12/31/2012	$8.33006	$9.55185	4,899
01/01/2013 to 12/31/2013	$9.55185	$11.21503	1,633
01/01/2014 to 12/31/2014	$11.21503	$10.28322	3,641
01/01/2015 to 12/31/2015	$10.28322	$10.18895	2,068
01/01/2016 to 12/31/2016	$10.18895	$10.07217	860
01/01/2017 to 12/31/2017	$10.07217	$12.15776	456
01/01/2018 to 12/31/2018	$12.15776	$10.01960	198
AST Investment Grade Bond Portfolio
01/01/2009 to 12/31/2009	$10.72532	$11.73237	128,909
01/01/2010 to 12/31/2010	$11.73237	$12.77720	95,027
01/01/2011 to 12/31/2011	$12.77720	$14.12060	187,387
01/01/2012 to 12/31/2012	$14.12060	$15.18209	87,772
01/01/2013 to 12/31/2013	$15.18209	$14.44607	53,556
01/01/2014 to 12/31/2014	$14.44607	$15.15307	45,616
01/01/2015 to 12/31/2015	$15.15307	$15.06717	87,020
01/01/2016 to 12/31/2016	$15.06717	$15.43117	96,421
01/01/2017 to 12/31/2017	$15.43117	$15.82049	61,552
01/01/2018 to 12/31/2018	$15.82049	$15.50546	131,073

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Global Thematic Portfolio
01/01/2009 to 12/31/2009	$7.13625	$8.88380	67,144
01/01/2010 to 12/31/2010	$8.88380	$9.93736	119,181
01/01/2011 to 12/31/2011	$9.93736	$9.71107	68,162
01/01/2012 to 12/31/2012	$9.71107	$10.84004	76,152
01/01/2013 to 12/31/2013	$10.84004	$12.38828	87,349
01/01/2014 to 12/31/2014	$12.38828	$12.95014	94,562
01/01/2015 to 12/31/2015	$12.95014	$12.59413	92,631
01/01/2016 to 12/31/2016	$12.59413	$13.02377	87,574
01/01/2017 to 12/31/2017	$13.02377	$14.97074	87,564
01/01/2018 to 12/31/2018	$14.97074	$13.62729	48,147
AST J.P. Morgan International Equity Portfolio
01/01/2009 to 12/31/2009	$6.55421	$8.75281	5,437
01/01/2010 to 12/31/2010	$8.75281	$9.21909	12,381
01/01/2011 to 12/31/2011	$9.21909	$8.23160	7,644
01/01/2012 to 12/31/2012	$8.23160	$9.86225	8,602
01/01/2013 to 12/31/2013	$9.86225	$11.18153	5,562
01/01/2014 to 12/31/2014	$11.18153	$10.28971	8,529
01/01/2015 to 12/31/2015	$10.28971	$9.83010	5,890
01/01/2016 to 12/31/2016	$9.83010	$9.84804	4,342
01/01/2017 to 12/31/2017	$9.84804	$12.54724	4,466
01/01/2018 to 12/31/2018	$12.54724	$10.17633	3,093
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2009 to 12/31/2009	$8.54506	$10.24727	458,937
01/01/2010 to 12/31/2010	$10.24727	$10.80817	460,917
01/01/2011 to 12/31/2011	$10.80817	$10.64726	472,112
01/01/2012 to 12/31/2012	$10.64726	$11.58557	484,380
01/01/2013 to 12/31/2013	$11.58557	$12.64248	479,530
01/01/2014 to 12/31/2014	$12.64248	$13.10208	482,649
01/01/2015 to 12/31/2015	$13.10208	$12.85331	437,427
01/01/2016 to 12/31/2016	$12.85331	$13.11758	402,534
01/01/2017 to 12/31/2017	$13.11758	$14.45792	362,593
01/01/2018 to 12/31/2018	$14.45792	$13.47959	295,597
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08396	$10.28967	219
01/01/2010 to 12/31/2010	$10.28967	$11.25705	2,266
01/01/2011 to 12/31/2011	$11.25705	$11.13692	1,226
01/01/2012 to 12/31/2012	$11.13692	$12.60745	1,644
01/01/2013 to 12/31/2013	$12.60745	$16.91249	1,346
01/01/2014 to 12/31/2014	$16.91249	$18.20134	1,736
01/01/2015 to 12/31/2015	$18.20134	$19.79057	788
01/01/2016 to 12/31/2016	$19.79057	$19.16604	954
01/01/2017 to 12/31/2017	$19.16604	$25.58658	2,163
01/01/2018 to 12/31/2018	$25.58658	$24.73901	952
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.38917	$8.14798	7,793
01/01/2010 to 12/31/2010	$8.14798	$9.58964	14,449
01/01/2011 to 12/31/2011	$9.58964	$9.33879	7,967
01/01/2012 to 12/31/2012	$9.33879	$10.30371	11,859
01/01/2013 to 12/31/2013	$10.30371	$13.83409	6,287
01/01/2014 to 12/31/2014	$13.83409	$15.03587	10,524
01/01/2015 to 12/31/2015	$15.03587	$16.26566	5,825
01/01/2016 to 12/31/2016	$16.26566	$16.87788	3,185
01/01/2017 to 12/31/2017	$16.87788	$22.06074	4,959
01/01/2018 to 12/31/2018	$22.06074	$21.09654	2,779

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Global Equity Portfolio
01/01/2009 to 12/31/2009	$7.74226	$10.00657	4,376
01/01/2010 to 12/31/2010	$10.00657	$11.01926	2,936
01/01/2011 to 12/31/2011	$11.01926	$10.49074	1,831
01/01/2012 to 12/31/2012	$10.49074	$12.68948	2,419
01/01/2013 to 12/31/2013	$12.68948	$15.91756	647
01/01/2014 to 12/31/2014	$15.91756	$16.21177	1,061
01/01/2015 to 12/31/2015	$16.21177	$15.69952	689
01/01/2016 to 12/31/2016	$15.69952	$16.52739	641
01/01/2017 to 12/31/2017	$16.52739	$20.11644	1,104
01/01/2018 to 12/31/2018	$20.11644	$17.88006	534
AST MFS Growth Portfolio
01/01/2009 to 12/31/2009	$7.35047	$8.97986	604
01/01/2010 to 12/31/2010	$8.97986	$9.95374	4,601
01/01/2011 to 12/31/2011	$9.95374	$9.72471	1,801
01/01/2012 to 12/31/2012	$9.72471	$11.19006	1,984
01/01/2013 to 12/31/2013	$11.19006	$15.03451	522
01/01/2014 to 12/31/2014	$15.03451	$16.06290	1,643
01/01/2015 to 12/31/2015	$16.06290	$16.92789	882
01/01/2016 to 12/31/2016	$16.92789	$16.95539	523
01/01/2017 to 12/31/2017	$16.95539	$21.78192	0
01/01/2018 to 12/31/2018	$21.78192	$21.86545	0
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99858	$10.19406	0
01/01/2013 to 12/31/2013	$10.19406	$13.47564	0
01/01/2014 to 12/31/2014	$13.47564	$14.59708	0
01/01/2015 to 12/31/2015	$14.59708	$14.24224	0
01/01/2016 to 12/31/2016	$14.24224	$15.87985	0
01/01/2017 to 12/31/2017	$15.87985	$18.31372	0
01/01/2018 to 12/31/2018	$18.31372	$16.17036	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$5.84357	$8.07728	1,187
01/01/2010 to 12/31/2010	$8.07728	$9.79886	3,335
01/01/2011 to 12/31/2011	$9.79886	$9.39128	1,377
01/01/2012 to 12/31/2012	$9.39128	$10.81040	1,972
01/01/2013 to 12/31/2013	$10.81040	$15.08767	699
01/01/2014 to 12/31/2014	$15.08767	$16.94131	1,455
01/01/2015 to 12/31/2015	$16.94131	$15.71136	695
01/01/2016 to 12/31/2016	$15.71136	$18.25670	781
01/01/2017 to 12/31/2017	$18.25670	$20.41774	2,946
01/01/2018 to 12/31/2018	$20.41774	$16.76528	2,205
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99858	$10.31874	3,239
01/01/2013 to 12/31/2013	$10.31874	$12.05951	1,357
01/01/2014 to 12/31/2014	$12.05951	$12.46114	2,996
01/01/2015 to 12/31/2015	$12.46114	$12.09476	2,305
01/01/2016 to 12/31/2016	$12.09476	$12.40090	1,856
01/01/2017 to 12/31/2017	$12.40090	$14.19830	658
01/01/2018 to 12/31/2018	$14.19830	$12.79819	5,435

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Parametric Emerging Markets Equity Portfolio
01/01/2009 to 12/31/2009	$5.57216	$9.11891	4,932
01/01/2010 to 12/31/2010	$9.11891	$10.95795	14,211
01/01/2011 to 12/31/2011	$10.95795	$8.58654	9,133
01/01/2012 to 12/31/2012	$8.58654	$9.95162	11,260
01/01/2013 to 12/31/2013	$9.95162	$9.80229	10,042
01/01/2014 to 12/31/2014	$9.80229	$9.18246	12,798
01/01/2015 to 12/31/2015	$9.18246	$7.51497	10,801
01/01/2016 to 12/31/2016	$7.51497	$8.29895	8,450
01/01/2017 to 12/31/2017	$8.29895	$10.30803	9,328
01/01/2018 to 12/31/2018	$10.30803	$8.70687	6,873
AST Preservation Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.80243	$10.38444	1,417,628
01/01/2010 to 12/31/2010	$10.38444	$11.28481	1,469,096
01/01/2011 to 12/31/2011	$11.28481	$11.20146	1,377,189
01/01/2012 to 12/31/2012	$11.20146	$12.15069	1,420,177
01/01/2013 to 12/31/2013	$12.15069	$13.04183	1,252,164
01/01/2014 to 12/31/2014	$13.04183	$13.55778	1,126,677
01/01/2015 to 12/31/2015	$13.55778	$13.34368	993,130
01/01/2016 to 12/31/2016	$13.34368	$13.83928	872,384
01/01/2017 to 12/31/2017	$13.83928	$14.97981	814,317
01/01/2018 to 12/31/2018	$14.97981	$14.30276	711,540
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01849	$10.06939	0
01/01/2012 to 12/31/2012	$10.06939	$10.59962	0
01/01/2013 to 12/31/2013	$10.59962	$10.17640	0
01/01/2014 to 12/31/2014	$10.17640	$10.60757	0
01/01/2015 to 12/31/2015	$10.60757	$10.39714	0
01/01/2016 to 12/31/2016	$10.39714	$10.64882	0
01/01/2017 to 12/31/2017	$10.64882	$11.05970	0
01/01/2018 to 12/31/2018	$11.05970	$10.78012	0
AST Prudential Growth Allocation Portfolio
01/01/2009 to 12/31/2009	$6.57207	$8.13678	1,588,708
01/01/2010 to 12/31/2010	$8.13678	$9.51787	1,677,327
01/01/2011 to 12/31/2011	$9.51787	$8.77313	1,401,227
01/01/2012 to 12/31/2012	$8.77313	$9.73603	1,364,157
01/01/2013 to 12/31/2013	$9.73603	$11.19768	1,276,895
01/01/2014 to 12/31/2014	$11.19768	$12.01729	1,233,509
01/01/2015 to 12/31/2015	$12.01729	$11.73825	1,236,886
01/01/2016 to 12/31/2016	$11.73825	$12.70141	1,116,875
01/01/2017 to 12/31/2017	$12.70141	$14.49297	1,169,427
01/01/2018 to 12/31/2018	$14.49297	$13.16052	955,019
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99857	$11.67121	0
01/01/2014 to 12/31/2014	$11.67121	$13.21876	0
01/01/2015 to 12/31/2015	$13.21876	$13.19191	0
01/01/2016 to 12/31/2016	$13.19191	$14.37307	0
01/01/2017 to 12/31/2017	$14.37307	$17.15122	0
01/01/2018 to 12/31/2018	$17.15122	$15.64922	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST QMA US Equity Alpha Portfolio
01/01/2009 to 12/31/2009	$6.48081	$7.75928	534
01/01/2010 to 12/31/2010	$7.75928	$8.77355	588
01/01/2011 to 12/31/2011	$8.77355	$8.92102	5,253
01/01/2012 to 12/31/2012	$8.92102	$10.41605	393
01/01/2013 to 12/31/2013	$10.41605	$13.55651	147
01/01/2014 to 12/31/2014	$13.55651	$15.61679	345
01/01/2015 to 12/31/2015	$15.61679	$15.82080	209
01/01/2016 to 12/31/2016	$15.82080	$17.85767	116
01/01/2017 to 12/31/2017	$17.85767	$21.45662	1,420
01/01/2018 to 12/31/2018	$21.45662	$19.35305	1,313
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99857	$8.89568	1,189
01/01/2012 to 12/31/2012	$8.89568	$9.89278	1,189
01/01/2013 to 12/31/2013	$9.89278	$11.90029	1,189
01/01/2014 to 12/31/2014	$11.90029	$12.45586	1,189
01/01/2015 to 12/31/2015	$12.45586	$12.26001	4,744
01/01/2016 to 12/31/2016	$12.26001	$12.81147	2,497
01/01/2017 to 12/31/2017	$12.81147	$14.88217	2,495
01/01/2018 to 12/31/2018	$14.88217	$13.67013	5,245
AST RCM World Trends Portfolio
01/01/2009 to 12/31/2009	$7.34315	$8.90471	167,537
01/01/2010 to 12/31/2010	$8.90471	$9.79462	219,911
01/01/2011 to 12/31/2011	$9.79462	$9.45152	190,109
01/01/2012 to 12/31/2012	$9.45152	$10.24388	198,399
01/01/2013 to 12/31/2013	$10.24388	$11.32005	177,996
01/01/2014 to 12/31/2014	$11.32005	$11.69718	173,192
01/01/2015 to 12/31/2015	$11.69718	$11.47690	168,887
01/01/2016 to 12/31/2016	$11.47690	$11.82304	157,881
01/01/2017 to 12/31/2017	$11.82304	$13.50637	176,229
01/01/2018 to 12/31/2018	$13.50637	$12.22385	133,113
AST Small-Cap Growth Opportunities Portfolio
01/01/2009 to 12/31/2009	$5.97180	$7.78612	2,497
01/01/2010 to 12/31/2010	$7.78612	$10.14271	7,539
01/01/2011 to 12/31/2011	$10.14271	$8.66144	4,659
01/01/2012 to 12/31/2012	$8.66144	$10.22095	6,891
01/01/2013 to 12/31/2013	$10.22095	$14.14486	4,877
01/01/2014 to 12/31/2014	$14.14486	$14.58836	6,843
01/01/2015 to 12/31/2015	$14.58836	$14.52882	3,472
01/01/2016 to 12/31/2016	$14.52882	$15.37883	1,991
01/01/2017 to 12/31/2017	$15.37883	$19.30039	2,440
01/01/2018 to 12/31/2018	$19.30039	$16.90985	1,554
AST Small-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.66531	$8.77180	2,301
01/01/2010 to 12/31/2010	$8.77180	$11.76047	3,732
01/01/2011 to 12/31/2011	$11.76047	$11.44523	1,577
01/01/2012 to 12/31/2012	$11.44523	$12.61772	2,245
01/01/2013 to 12/31/2013	$12.61772	$16.76255	1,274
01/01/2014 to 12/31/2014	$16.76255	$17.10340	2,256
01/01/2015 to 12/31/2015	$17.10340	$16.94132	957
01/01/2016 to 12/31/2016	$16.94132	$18.66136	729
01/01/2017 to 12/31/2017	$18.66136	$22.72769	1,357
01/01/2018 to 12/31/2018	$22.72769	$20.45755	571

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.70059	$8.36348	4,832
01/01/2010 to 12/31/2010	$8.36348	$10.35634	6,939
01/01/2011 to 12/31/2011	$10.35634	$9.57011	3,019
01/01/2012 to 12/31/2012	$9.57011	$11.11346	3,775
01/01/2013 to 12/31/2013	$11.11346	$15.00753	1,365
01/01/2014 to 12/31/2014	$15.00753	$15.52649	2,274
01/01/2015 to 12/31/2015	$15.52649	$14.60174	1,051
01/01/2016 to 12/31/2016	$14.60174	$18.54211	615
01/01/2017 to 12/31/2017	$18.54211	$19.56296	1,034
01/01/2018 to 12/31/2018	$19.56296	$15.94190	402
AST T. Rowe Price Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.07989	$9.85774	1,077,905
01/01/2010 to 12/31/2010	$9.85774	$10.80580	1,134,743
01/01/2011 to 12/31/2011	$10.80580	$10.83087	1,009,735
01/01/2012 to 12/31/2012	$10.83087	$12.08098	1,106,077
01/01/2013 to 12/31/2013	$12.08098	$13.87192	1,185,143
01/01/2014 to 12/31/2014	$13.87192	$14.43485	1,122,150
01/01/2015 to 12/31/2015	$14.43485	$14.19252	1,025,324
01/01/2016 to 12/31/2016	$14.19252	$15.00123	945,068
01/01/2017 to 12/31/2017	$15.00123	$17.01553	817,467
01/01/2018 to 12/31/2018	$17.01553	$15.83060	637,972
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.49978	$9.79749	6,044
01/01/2010 to 12/31/2010	$9.79749	$11.15143	28,201
01/01/2011 to 12/31/2011	$11.15143	$10.77407	8,146
01/01/2012 to 12/31/2012	$10.77407	$12.45032	5,640
01/01/2013 to 12/31/2013	$12.45032	$17.62352	3,661
01/01/2014 to 12/31/2014	$17.62352	$18.76579	6,409
01/01/2015 to 12/31/2015	$18.76579	$20.21049	3,097
01/01/2016 to 12/31/2016	$20.21049	$20.39960	1,817
01/01/2017 to 12/31/2017	$20.39960	$27.64567	5,526
01/01/2018 to 12/31/2018	$27.64567	$28.21805	2,707
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.74756	$7.84238	2,315
01/01/2010 to 12/31/2010	$7.84238	$8.66644	2,249
01/01/2011 to 12/31/2011	$8.66644	$8.47561	1,076
01/01/2012 to 12/31/2012	$8.47561	$9.44585	1,382
01/01/2013 to 12/31/2013	$9.44585	$12.49812	481
01/01/2014 to 12/31/2014	$12.49812	$12.47455	900
01/01/2015 to 12/31/2015	$12.47455	$11.51662	536
01/01/2016 to 12/31/2016	$11.51662	$12.01259	117
01/01/2017 to 12/31/2017	$12.01259	$13.76081	156
01/01/2018 to 12/31/2018	$13.76081	$12.20965	76
AST T. Rowe Price Natural Resources Portfolio
01/01/2009 to 12/31/2009	$6.66754	$9.78660	18,507
01/01/2010 to 12/31/2010	$9.78660	$11.58555	26,610
01/01/2011 to 12/31/2011	$11.58555	$9.68778	13,221
01/01/2012 to 12/31/2012	$9.68778	$9.86519	13,931
01/01/2013 to 12/31/2013	$9.86519	$11.18669	6,992
01/01/2014 to 12/31/2014	$11.18669	$10.07509	11,311
01/01/2015 to 12/31/2015	$10.07509	$7.99533	9,766
01/01/2016 to 12/31/2016	$7.99533	$9.79237	5,889
01/01/2017 to 12/31/2017	$9.79237	$10.61628	9,708
01/01/2018 to 12/31/2018	$10.61628	$8.69517	5,393

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Templeton Global Bond Portfolio
01/01/2009 to 12/31/2009	$10.63511	$11.71854	6,106
01/01/2010 to 12/31/2010	$11.71854	$12.17856	5,121
01/01/2011 to 12/31/2011	$12.17856	$12.46302	4,174
01/01/2012 to 12/31/2012	$12.46302	$12.88847	4,788
01/01/2013 to 12/31/2013	$12.88847	$12.19127	2,761
01/01/2014 to 12/31/2014	$12.19127	$12.04827	2,849
01/01/2015 to 12/31/2015	$12.04827	$11.29433	1,856
01/01/2016 to 12/31/2016	$11.29433	$11.58421	1,452
01/01/2017 to 12/31/2017	$11.58421	$11.61784	1,706
01/01/2018 to 12/31/2018	$11.61784	$11.64521	948
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.38584	$8.71638	1,504
01/01/2010 to 12/31/2010	$8.71638	$10.58897	1,510
01/01/2011 to 12/31/2011	$10.58897	$10.04800	608
01/01/2012 to 12/31/2012	$10.04800	$11.69310	766
01/01/2013 to 12/31/2013	$11.69310	$15.21723	289
01/01/2014 to 12/31/2014	$15.21723	$17.19427	513
01/01/2015 to 12/31/2015	$17.19427	$15.78177	241
01/01/2016 to 12/31/2016	$15.78177	$17.68172	157
01/01/2017 to 12/31/2017	$17.68172	$20.59868	631
01/01/2018 to 12/31/2018	$20.59868	$16.89713	394
AST Wellington Management Hedged Equity Portfolio
01/01/2009 to 12/31/2009	$6.49753	$8.20138	38,652
01/01/2010 to 12/31/2010	$8.20138	$9.24013	44,538
01/01/2011 to 12/31/2011	$9.24013	$8.76758	26,079
01/01/2012 to 12/31/2012	$8.76758	$9.56505	31,664
01/01/2013 to 12/31/2013	$9.56505	$11.32796	28,295
01/01/2014 to 12/31/2014	$11.32796	$11.74589	47,719
01/01/2015 to 12/31/2015	$11.74589	$11.47075	63,071
01/01/2016 to 12/31/2016	$11.47075	$12.00946	54,871
01/01/2017 to 12/31/2017	$12.00946	$13.40788	54,331
01/01/2018 to 12/31/2018	$13.40788	$12.51758	28,112
AST Western Asset Core Plus Bond Portfolio
01/01/2009 to 12/31/2009	$9.29580	$10.19841	6,401
01/01/2010 to 12/31/2010	$10.19841	$10.80459	9,567
01/01/2011 to 12/31/2011	$10.80459	$11.25875	5,671
01/01/2012 to 12/31/2012	$11.25875	$11.93381	7,388
01/01/2013 to 12/31/2013	$11.93381	$11.55346	4,421
01/01/2014 to 12/31/2014	$11.55346	$12.17197	6,410
01/01/2015 to 12/31/2015	$12.17197	$12.11056	8,480
01/01/2016 to 12/31/2016	$12.11056	$12.51563	6,826
01/01/2017 to 12/31/2017	$12.51563	$13.07684	7,729
01/01/2018 to 12/31/2018	$13.07684	$12.55976	5,228
*Denotes the start date of these sub-accounts

PREMIER B SERIES
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: Spousal Lifetime Five Income Benefit Only (1.90%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.87551	$9.61124	1,640,143
01/01/2010 to 12/31/2010	$9.61124	$10.56057	1,463,422
01/01/2011 to 12/31/2011	$10.56057	$10.08836	1,384,234
01/01/2012 to 12/31/2012	$10.08836	$11.14410	1,249,343
01/01/2013 to 12/31/2013	$11.14410	$12.02719	1,037,203
01/01/2014 to 12/31/2014	$12.02719	$12.25357	1,036,626
01/01/2015 to 12/31/2015	$12.25357	$11.63795	951,267
01/01/2016 to 12/31/2016	$11.63795	$12.14510	874,829
01/01/2017 to 12/31/2017	$12.14510	$13.41929	811,210
01/01/2018 to 12/31/2018	$13.41929	$12.09634	697,465
AST Advanced Strategies Portfolio
01/01/2009 to 12/31/2009	$7.87680	$9.75519	535,791
01/01/2010 to 12/31/2010	$9.75519	$10.88553	434,823
01/01/2011 to 12/31/2011	$10.88553	$10.69481	440,297
01/01/2012 to 12/31/2012	$10.69481	$11.92762	455,812
01/01/2013 to 12/31/2013	$11.92762	$13.64323	355,779
01/01/2014 to 12/31/2014	$13.64323	$14.20668	390,450
01/01/2015 to 12/31/2015	$14.20668	$14.05364	341,697
01/01/2016 to 12/31/2016	$14.05364	$14.77218	301,720
01/01/2017 to 12/31/2017	$14.77218	$16.95135	299,749
01/01/2018 to 12/31/2018	$16.95135	$15.65435	260,021
AST Balanced Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.14626	$9.85682	900,823
01/01/2010 to 12/31/2010	$9.85682	$10.86424	694,237
01/01/2011 to 12/31/2011	$10.86424	$10.53238	651,831
01/01/2012 to 12/31/2012	$10.53238	$11.62514	606,123
01/01/2013 to 12/31/2013	$11.62514	$13.42168	540,329
01/01/2014 to 12/31/2014	$13.42168	$14.03040	479,010
01/01/2015 to 12/31/2015	$14.03040	$13.83427	434,897
01/01/2016 to 12/31/2016	$13.83427	$14.43195	374,599
01/01/2017 to 12/31/2017	$14.43195	$16.27468	352,383
01/01/2018 to 12/31/2018	$16.27468	$15.18157	301,396
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99793	$9.15301	76,140
01/01/2012 to 12/31/2012	$9.15301	$10.05053	77,501
01/01/2013 to 12/31/2013	$10.05053	$10.93367	74,622
01/01/2014 to 12/31/2014	$10.93367	$11.25504	62,910
01/01/2015 to 12/31/2015	$11.25504	$10.71373	66,588
01/01/2016 to 12/31/2016	$10.71373	$11.24629	57,974
01/01/2017 to 12/31/2017	$11.24629	$12.42906	52,153
01/01/2018 to 12/31/2018	$12.42906	$11.55230	20,156

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Low Duration Bond Portfolio
01/01/2009 to 12/31/2009	$10.63495	$11.50428	41,221
01/01/2010 to 12/31/2010	$11.50428	$11.72999	18,507
01/01/2011 to 12/31/2011	$11.72999	$11.77036	19,340
01/01/2012 to 12/31/2012	$11.77036	$12.09290	19,762
01/01/2013 to 12/31/2013	$12.09290	$11.60948	422
01/01/2014 to 12/31/2014	$11.60948	$11.38187	693
01/01/2015 to 12/31/2015	$11.38187	$11.22372	429
01/01/2016 to 12/31/2016	$11.22372	$11.19506	262
01/01/2017 to 12/31/2017	$11.19506	$11.17391	614
01/01/2018 to 12/31/2018	$11.17391	$11.04621	381
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2009 to 12/31/2009	$10.48811	$11.99359	31,097
01/01/2010 to 12/31/2010	$11.99359	$12.67844	20,172
01/01/2011 to 12/31/2011	$12.67844	$12.83777	21,424
01/01/2012 to 12/31/2012	$12.83777	$13.77245	21,874
01/01/2013 to 12/31/2013	$13.77245	$13.26724	3,916
01/01/2014 to 12/31/2014	$13.26724	$13.57074	9,526
01/01/2015 to 12/31/2015	$13.57074	$13.03698	7,627
01/01/2016 to 12/31/2016	$13.03698	$13.33538	3,611
01/01/2017 to 12/31/2017	$13.33538	$13.65822	6,765
01/01/2018 to 12/31/2018	$13.65822	$13.31366	2,703
AST Bond Portfolio 2018
01/01/2009 to 12/31/2009	$12.02740	$11.08899	916,869
01/01/2010 to 12/31/2010	$11.08899	$12.09943	638,577
01/01/2011 to 12/31/2011	$12.09943	$13.48663	417,534
01/01/2012 to 12/31/2012	$13.48663	$13.99125	309,874
01/01/2013 to 12/31/2013	$13.99125	$13.29882	240,935
01/01/2014 to 12/31/2014	$13.29882	$13.39820	221,283
01/01/2015 to 12/31/2015	$13.39820	$13.25498	206,216
01/01/2016 to 12/31/2016	$13.25498	$13.21750	196,565
01/01/2017 to 12/31/2017	$13.21750	$13.06400	177,868
01/01/2018 to 12/31/2018	$13.06400	$12.91615	0
AST Bond Portfolio 2019
01/01/2009 to 12/31/2009	$12.09626	$10.95660	502,389
01/01/2010 to 12/31/2010	$10.95660	$11.97397	373,713
01/01/2011 to 12/31/2011	$11.97397	$13.62798	248,886
01/01/2012 to 12/31/2012	$13.62798	$14.15708	157,119
01/01/2013 to 12/31/2013	$14.15708	$13.22184	124,785
01/01/2014 to 12/31/2014	$13.22184	$13.52858	119,007
01/01/2015 to 12/31/2015	$13.52858	$13.41847	113,190
01/01/2016 to 12/31/2016	$13.41847	$13.35923	74,963
01/01/2017 to 12/31/2017	$13.35923	$13.21026	61,230
01/01/2018 to 12/31/2018	$13.21026	$13.03612	11,658
AST Bond Portfolio 2020
01/02/2009* to 12/31/2009	$9.99897	$8.78306	52,681
01/01/2010 to 12/31/2010	$8.78306	$9.64023	528,085
01/01/2011 to 12/31/2011	$9.64023	$11.22759	101,117
01/01/2012 to 12/31/2012	$11.22759	$11.71417	9,380
01/01/2013 to 12/31/2013	$11.71417	$10.74672	0
01/01/2014 to 12/31/2014	$10.74672	$11.19591	0
01/01/2015 to 12/31/2015	$11.19591	$11.15485	0
01/01/2016 to 12/31/2016	$11.15485	$11.16138	0
01/01/2017 to 12/31/2017	$11.16138	$11.05074	0
01/01/2018 to 12/31/2018	$11.05074	$10.87515	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$9.99794	$11.00110	778,013
01/01/2011 to 12/31/2011	$11.00110	$12.98795	542,945
01/01/2012 to 12/31/2012	$12.98795	$13.61130	65,573
01/01/2013 to 12/31/2013	$13.61130	$12.42241	0
01/01/2014 to 12/31/2014	$12.42241	$13.12714	0
01/01/2015 to 12/31/2015	$13.12714	$13.11205	0
01/01/2016 to 12/31/2016	$13.11205	$13.12974	0
01/01/2017 to 12/31/2017	$13.12974	$13.08914	0
01/01/2018 to 12/31/2018	$13.08914	$12.85232	0
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99845	$12.01256	796,652
01/01/2012 to 12/31/2012	$12.01256	$12.47759	808,569
01/01/2013 to 12/31/2013	$12.47759	$11.05160	53,913
01/01/2014 to 12/31/2014	$11.05160	$11.97007	50,596
01/01/2015 to 12/31/2015	$11.97007	$11.99313	40,900
01/01/2016 to 12/31/2016	$11.99313	$11.98501	41,060
01/01/2017 to 12/31/2017	$11.98501	$11.94661	40,085
01/01/2018 to 12/31/2018	$11.94661	$11.70535	80,261
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99794	$10.39215	645,445
01/01/2013 to 12/31/2013	$10.39215	$9.15827	1,789,579
01/01/2014 to 12/31/2014	$9.15827	$10.12164	731,314
01/01/2015 to 12/31/2015	$10.12164	$10.20188	150,166
01/01/2016 to 12/31/2016	$10.20188	$10.20324	149,501
01/01/2017 to 12/31/2017	$10.20324	$10.18326	137,103
01/01/2018 to 12/31/2018	$10.18326	$9.96599	215,444
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99897	$8.74369	1,232,761
01/01/2014 to 12/31/2014	$8.74369	$9.83272	732,327
01/01/2015 to 12/31/2015	$9.83272	$9.92342	170,526
01/01/2016 to 12/31/2016	$9.92342	$9.92442	110,406
01/01/2017 to 12/31/2017	$9.92442	$9.90371	99,674
01/01/2018 to 12/31/2018	$9.90371	$9.65558	96,958
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99897	$11.29546	491,888
01/01/2015 to 12/31/2015	$11.29546	$11.30633	1,676,610
01/01/2016 to 12/31/2016	$11.30633	$11.37029	0
01/01/2017 to 12/31/2017	$11.37029	$11.36299	0
01/01/2018 to 12/31/2018	$11.36299	$11.06799	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99897	$9.93127	272,221
01/01/2016 to 12/31/2016	$9.93127	$9.94890	875,150
01/01/2017 to 12/31/2017	$9.94890	$10.00015	592,756
01/01/2018 to 12/31/2018	$10.00015	$9.71067	681,251
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	$9.99794	$9.87288	1,679,588
01/01/2017 to 12/31/2017	$9.87288	$9.94940	1,156,808
01/01/2018 to 12/31/2018	$9.94940	$9.63994	1,016,260
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	$9.99794	$10.03006	1,551
01/01/2018 to 12/31/2018	$10.03006	$9.63958	137,784
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	$9.99794	$9.65559	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Capital Growth Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.67349	$9.43787	2,245,693
01/01/2010 to 12/31/2010	$9.43787	$10.50081	2,023,526
01/01/2011 to 12/31/2011	$10.50081	$10.05525	1,946,932
01/01/2012 to 12/31/2012	$10.05525	$11.22171	1,857,703
01/01/2013 to 12/31/2013	$11.22171	$13.51022	1,643,119
01/01/2014 to 12/31/2014	$13.51022	$14.18572	1,688,117
01/01/2015 to 12/31/2015	$14.18572	$13.99547	1,460,016
01/01/2016 to 12/31/2016	$13.99547	$14.67400	1,299,460
01/01/2017 to 12/31/2017	$14.67400	$16.97750	1,191,137
01/01/2018 to 12/31/2018	$16.97750	$15.62338	1,050,533
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99845	$11.64134	0
01/01/2014 to 12/31/2014	$11.64134	$12.97911	0
01/01/2015 to 12/31/2015	$12.97911	$12.28214	0
01/01/2016 to 12/31/2016	$12.28214	$13.84884	0
01/01/2017 to 12/31/2017	$13.84884	$16.09251	0
01/01/2018 to 12/31/2018	$16.09251	$15.03830	17
AST Cohen & Steers Realty Portfolio
01/01/2009 to 12/31/2009	$8.05893	$10.43374	8,691
01/01/2010 to 12/31/2010	$10.43374	$13.17714	3,507
01/01/2011 to 12/31/2011	$13.17714	$13.78398	3,870
01/01/2012 to 12/31/2012	$13.78398	$15.60270	5,097
01/01/2013 to 12/31/2013	$15.60270	$15.79154	984
01/01/2014 to 12/31/2014	$15.79154	$20.28799	1,745
01/01/2015 to 12/31/2015	$20.28799	$20.87413	894
01/01/2016 to 12/31/2016	$20.87413	$21.47226	343
01/01/2017 to 12/31/2017	$21.47226	$22.38901	657
01/01/2018 to 12/31/2018	$22.38901	$20.92457	355
AST Fidelity Institutional AM® Quantitative Portfolio
formerly,AST FI Pyramis® Quantitative Portfolio
01/01/2009 to 12/31/2009	$7.23357	$8.79176	378,198
01/01/2010 to 12/31/2010	$8.79176	$9.86717	341,078
01/01/2011 to 12/31/2011	$9.86717	$9.53771	337,060
01/01/2012 to 12/31/2012	$9.53771	$10.35497	285,270
01/01/2013 to 12/31/2013	$10.35497	$11.66190	234,210
01/01/2014 to 12/31/2014	$11.66190	$11.80502	220,377
01/01/2015 to 12/31/2015	$11.80502	$11.69967	189,704
01/01/2016 to 12/31/2016	$11.69967	$11.97033	168,991
01/01/2017 to 12/31/2017	$11.97033	$13.68273	169,145
01/01/2018 to 12/31/2018	$13.68273	$12.38625	147,771
AST Global Real Estate Portfolio
01/01/2009 to 12/31/2009	$6.10747	$8.09735	2,393
01/01/2010 to 12/31/2010	$8.09735	$9.55158	790
01/01/2011 to 12/31/2011	$9.55158	$8.90131	1,108
01/01/2012 to 12/31/2012	$8.90131	$11.07650	1,022
01/01/2013 to 12/31/2013	$11.07650	$11.34251	273
01/01/2014 to 12/31/2014	$11.34251	$12.68089	594
01/01/2015 to 12/31/2015	$12.68089	$12.43322	298
01/01/2016 to 12/31/2016	$12.43322	$12.31114	192
01/01/2017 to 12/31/2017	$12.31114	$13.39748	368
01/01/2018 to 12/31/2018	$13.39748	$12.52708	198

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.08000	$8.28115	30,196
01/01/2010 to 12/31/2010	$8.28115	$9.17397	15,172
01/01/2011 to 12/31/2011	$9.17397	$8.50626	7,106
01/01/2012 to 12/31/2012	$8.50626	$9.98923	5,872
01/01/2013 to 12/31/2013	$9.98923	$13.09110	2,585
01/01/2014 to 12/31/2014	$13.09110	$14.53422	3,992
01/01/2015 to 12/31/2015	$14.53422	$13.60408	4,757
01/01/2016 to 12/31/2016	$13.60408	$14.89186	2,920
01/01/2017 to 12/31/2017	$14.89186	$16.03931	5,899
01/01/2018 to 12/31/2018	$16.03931	$14.39645	3,426
AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$7.49295	$11.55150	13,822
01/01/2010 to 12/31/2010	$11.55150	$13.58365	7,756
01/01/2011 to 12/31/2011	$13.58365	$12.93390	7,709
01/01/2012 to 12/31/2012	$12.93390	$15.18202	10,353
01/01/2013 to 12/31/2013	$15.18202	$19.69518	4,195
01/01/2014 to 12/31/2014	$19.69518	$21.55589	7,853
01/01/2015 to 12/31/2015	$21.55589	$19.95117	13,351
01/01/2016 to 12/31/2016	$19.95117	$19.90208	6,918
01/01/2017 to 12/31/2017	$19.90208	$24.82335	16,328
01/01/2018 to 12/31/2018	$24.82335	$23.29855	2,276
AST Goldman Sachs Multi-Asset Portfolio
01/01/2009 to 12/31/2009	$7.60464	$9.20795	113,191
01/01/2010 to 12/31/2010	$9.20795	$10.08437	82,518
01/01/2011 to 12/31/2011	$10.08437	$9.84640	80,266
01/01/2012 to 12/31/2012	$9.84640	$10.64133	95,403
01/01/2013 to 12/31/2013	$10.64133	$11.46849	23,556
01/01/2014 to 12/31/2014	$11.46849	$11.70945	31,759
01/01/2015 to 12/31/2015	$11.70945	$11.38653	25,995
01/01/2016 to 12/31/2016	$11.38653	$11.76203	18,344
01/01/2017 to 12/31/2017	$11.76203	$12.96113	21,658
01/01/2018 to 12/31/2018	$12.96113	$11.82057	19,152
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.63187	$9.50032	8,060
01/01/2010 to 12/31/2010	$9.50032	$11.81873	5,086
01/01/2011 to 12/31/2011	$11.81873	$11.74963	5,080
01/01/2012 to 12/31/2012	$11.74963	$13.33932	5,571
01/01/2013 to 12/31/2013	$13.33932	$18.17136	2,491
01/01/2014 to 12/31/2014	$18.17136	$19.11607	3,937
01/01/2015 to 12/31/2015	$19.11607	$17.72888	2,086
01/01/2016 to 12/31/2016	$17.72888	$21.62906	1,210
01/01/2017 to 12/31/2017	$21.62906	$23.81391	2,847
01/01/2018 to 12/31/2018	$23.81391	$20.08078	1,529
AST Government Money Market Portfolio
01/01/2009 to 12/31/2009	$10.55683	$10.38554	54,281
01/01/2010 to 12/31/2010	$10.38554	$10.19444	18,279
01/01/2011 to 12/31/2011	$10.19444	$10.00685	16,458
01/01/2012 to 12/31/2012	$10.00685	$9.82027	13,241
01/01/2013 to 12/31/2013	$9.82027	$9.63721	991
01/01/2014 to 12/31/2014	$9.63721	$9.45754	2,055
01/01/2015 to 12/31/2015	$9.45754	$9.28120	937
01/01/2016 to 12/31/2016	$9.28120	$9.10865	1,378
01/01/2017 to 12/31/2017	$9.10865	$8.96960	644
01/01/2018 to 12/31/2018	$8.96960	$8.91584	105

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST High Yield Portfolio
01/01/2009 to 12/31/2009	$7.82946	$10.41539	49,084
01/01/2010 to 12/31/2010	$10.41539	$11.60106	33,309
01/01/2011 to 12/31/2011	$11.60106	$11.74628	21,046
01/01/2012 to 12/31/2012	$11.74628	$13.12633	24,311
01/01/2013 to 12/31/2013	$13.12633	$13.80651	11,540
01/01/2014 to 12/31/2014	$13.80651	$13.89564	19,104
01/01/2015 to 12/31/2015	$13.89564	$13.15056	9,268
01/01/2016 to 12/31/2016	$13.15056	$14.89286	5,693
01/01/2017 to 12/31/2017	$14.89286	$15.70790	13,068
01/01/2018 to 12/31/2018	$15.70790	$15.10730	694
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.69520	$7.84723	14,755
01/01/2010 to 12/31/2010	$7.84723	$8.71427	10,313
01/01/2011 to 12/31/2011	$8.71427	$8.19415	8,564
01/01/2012 to 12/31/2012	$8.19415	$9.39903	8,999
01/01/2013 to 12/31/2013	$9.39903	$12.90063	4,242
01/01/2014 to 12/31/2014	$12.90063	$14.40039	6,575
01/01/2015 to 12/31/2015	$14.40039	$13.02449	2,817
01/01/2016 to 12/31/2016	$13.02449	$15.32414	2,839
01/01/2017 to 12/31/2017	$15.32414	$17.92553	4,436
01/01/2018 to 12/31/2018	$17.92553	$15.10006	2,085
AST International Growth Portfolio
01/01/2009 to 12/31/2009	$6.04263	$8.02258	13,561
01/01/2010 to 12/31/2010	$8.02258	$9.01442	7,898
01/01/2011 to 12/31/2011	$9.01442	$7.70310	8,637
01/01/2012 to 12/31/2012	$7.70310	$9.09880	8,392
01/01/2013 to 12/31/2013	$9.09880	$10.63067	2,961
01/01/2014 to 12/31/2014	$10.63067	$9.85596	5,345
01/01/2015 to 12/31/2015	$9.85596	$9.97669	2,936
01/01/2016 to 12/31/2016	$9.97669	$9.42122	1,504
01/01/2017 to 12/31/2017	$9.42122	$12.52154	2,672
01/01/2018 to 12/31/2018	$12.52154	$10.64881	1,474
AST International Value Portfolio
01/01/2009 to 12/31/2009	$6.89463	$8.82960	22,418
01/01/2010 to 12/31/2010	$8.82960	$9.62539	16,474
01/01/2011 to 12/31/2011	$9.62539	$8.26071	16,303
01/01/2012 to 12/31/2012	$8.26071	$9.45839	15,360
01/01/2013 to 12/31/2013	$9.45839	$11.08897	5,818
01/01/2014 to 12/31/2014	$11.08897	$10.15269	11,324
01/01/2015 to 12/31/2015	$10.15269	$10.04476	6,691
01/01/2016 to 12/31/2016	$10.04476	$9.91511	2,792
01/01/2017 to 12/31/2017	$9.91511	$11.95053	6,134
01/01/2018 to 12/31/2018	$11.95053	$9.83419	3,175
AST Investment Grade Bond Portfolio
01/01/2009 to 12/31/2009	$10.71068	$11.69915	14,887
01/01/2010 to 12/31/2010	$11.69915	$12.72222	11,223
01/01/2011 to 12/31/2011	$12.72222	$14.03915	16,098
01/01/2012 to 12/31/2012	$14.03915	$15.07214	13,637
01/01/2013 to 12/31/2013	$15.07214	$14.32043	13,734
01/01/2014 to 12/31/2014	$14.32043	$14.99915	14,274
01/01/2015 to 12/31/2015	$14.99915	$14.89212	17,818
01/01/2016 to 12/31/2016	$14.89212	$15.22952	16,681
01/01/2017 to 12/31/2017	$15.22952	$15.59076	14,678
01/01/2018 to 12/31/2018	$15.59076	$15.25764	12,559

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Global Thematic Portfolio
01/01/2009 to 12/31/2009	$7.12925	$8.86201	99,298
01/01/2010 to 12/31/2010	$8.86201	$9.89847	78,485
01/01/2011 to 12/31/2011	$9.89847	$9.65878	61,451
01/01/2012 to 12/31/2012	$9.65878	$10.76599	59,132
01/01/2013 to 12/31/2013	$10.76599	$12.28543	20,383
01/01/2014 to 12/31/2014	$12.28543	$12.82372	53,243
01/01/2015 to 12/31/2015	$12.82372	$12.45281	35,578
01/01/2016 to 12/31/2016	$12.45281	$12.85872	21,033
01/01/2017 to 12/31/2017	$12.85872	$14.75940	29,887
01/01/2018 to 12/31/2018	$14.75940	$13.41510	14,039
AST J.P. Morgan International Equity Portfolio
01/01/2009 to 12/31/2009	$7.91534	$10.55484	9,198
01/01/2010 to 12/31/2010	$10.55484	$11.10084	6,600
01/01/2011 to 12/31/2011	$11.10084	$9.89724	7,745
01/01/2012 to 12/31/2012	$9.89724	$11.84030	9,100
01/01/2013 to 12/31/2013	$11.84030	$13.40435	2,317
01/01/2014 to 12/31/2014	$13.40435	$12.31706	5,084
01/01/2015 to 12/31/2015	$12.31706	$11.74957	3,230
01/01/2016 to 12/31/2016	$11.74957	$11.75379	1,660
01/01/2017 to 12/31/2017	$11.75379	$14.95336	3,493
01/01/2018 to 12/31/2018	$14.95336	$12.10962	2,007
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2009 to 12/31/2009	$9.35251	$11.19913	328,421
01/01/2010 to 12/31/2010	$11.19913	$11.79468	251,199
01/01/2011 to 12/31/2011	$11.79468	$11.60212	252,094
01/01/2012 to 12/31/2012	$11.60212	$12.60601	248,049
01/01/2013 to 12/31/2013	$12.60601	$13.73586	186,683
01/01/2014 to 12/31/2014	$13.73586	$14.21417	215,741
01/01/2015 to 12/31/2015	$14.21417	$13.92364	206,424
01/01/2016 to 12/31/2016	$13.92364	$14.18908	182,015
01/01/2017 to 12/31/2017	$14.18908	$15.61599	199,017
01/01/2018 to 12/31/2018	$15.61599	$14.53777	177,020
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08384	$10.28767	0
01/01/2010 to 12/31/2010	$10.28767	$11.23842	1,490
01/01/2011 to 12/31/2011	$11.23842	$11.10228	0
01/01/2012 to 12/31/2012	$11.10228	$12.54958	0
01/01/2013 to 12/31/2013	$12.54958	$16.81014	0
01/01/2014 to 12/31/2014	$16.81014	$18.06453	0
01/01/2015 to 12/31/2015	$18.06453	$19.61300	0
01/01/2016 to 12/31/2016	$19.61300	$18.96618	0
01/01/2017 to 12/31/2017	$18.96618	$25.28266	0
01/01/2018 to 12/31/2018	$25.28266	$24.40884	0
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$7.14281	$9.09565	56,039
01/01/2010 to 12/31/2010	$9.09565	$10.68915	33,904
01/01/2011 to 12/31/2011	$10.68915	$10.39424	22,708
01/01/2012 to 12/31/2012	$10.39424	$11.45130	28,171
01/01/2013 to 12/31/2013	$11.45130	$15.35214	12,432
01/01/2014 to 12/31/2014	$15.35214	$16.66134	23,526
01/01/2015 to 12/31/2015	$16.66134	$17.99738	11,711
01/01/2016 to 12/31/2016	$17.99738	$18.64743	5,876
01/01/2017 to 12/31/2017	$18.64743	$24.33805	14,353
01/01/2018 to 12/31/2018	$24.33805	$23.23975	1,053

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Global Equity Portfolio
01/01/2009 to 12/31/2009	$8.87094	$11.44852	7,611
01/01/2010 to 12/31/2010	$11.44852	$12.58852	5,988
01/01/2011 to 12/31/2011	$12.58852	$11.96714	4,538
01/01/2012 to 12/31/2012	$11.96714	$14.45384	3,848
01/01/2013 to 12/31/2013	$14.45384	$18.10409	1,453
01/01/2014 to 12/31/2014	$18.10409	$18.41149	2,315
01/01/2015 to 12/31/2015	$18.41149	$17.80334	1,107
01/01/2016 to 12/31/2016	$17.80334	$18.71472	608
01/01/2017 to 12/31/2017	$18.71472	$22.74531	1,419
01/01/2018 to 12/31/2018	$22.74531	$20.18675	765
AST MFS Growth Portfolio
01/01/2009 to 12/31/2009	$8.15973	$9.95377	8,768
01/01/2010 to 12/31/2010	$9.95377	$11.01704	6,989
01/01/2011 to 12/31/2011	$11.01704	$10.74757	5,292
01/01/2012 to 12/31/2012	$10.74757	$12.34872	6,391
01/01/2013 to 12/31/2013	$12.34872	$16.56683	2,626
01/01/2014 to 12/31/2014	$16.56683	$17.67384	4,935
01/01/2015 to 12/31/2015	$17.67384	$18.59801	2,795
01/01/2016 to 12/31/2016	$18.59801	$18.60078	1,121
01/01/2017 to 12/31/2017	$18.60078	$23.86058	2,669
01/01/2018 to 12/31/2018	$23.86058	$23.91659	1,243
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99846	$10.18849	0
01/01/2013 to 12/31/2013	$10.18849	$13.44856	0
01/01/2014 to 12/31/2014	$13.44856	$14.54628	0
01/01/2015 to 12/31/2015	$14.54628	$14.17185	0
01/01/2016 to 12/31/2016	$14.17185	$15.77817	0
01/01/2017 to 12/31/2017	$15.77817	$18.16979	0
01/01/2018 to 12/31/2018	$18.16979	$16.01928	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.77336	$9.34880	17,896
01/01/2010 to 12/31/2010	$9.34880	$11.32466	14,503
01/01/2011 to 12/31/2011	$11.32466	$10.83771	11,103
01/01/2012 to 12/31/2012	$10.83771	$12.45694	12,217
01/01/2013 to 12/31/2013	$12.45694	$17.36010	5,910
01/01/2014 to 12/31/2014	$17.36010	$19.46415	9,441
01/01/2015 to 12/31/2015	$19.46415	$18.02443	4,127
01/01/2016 to 12/31/2016	$18.02443	$20.91363	3,126
01/01/2017 to 12/31/2017	$20.91363	$23.35481	6,786
01/01/2018 to 12/31/2018	$23.35481	$19.14848	1,046
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99846	$10.30845	33,604
01/01/2013 to 12/31/2013	$10.30845	$12.02970	16,474
01/01/2014 to 12/31/2014	$12.02970	$12.41205	27,101
01/01/2015 to 12/31/2015	$12.41205	$12.02933	13,974
01/01/2016 to 12/31/2016	$12.02933	$12.31563	7,414
01/01/2017 to 12/31/2017	$12.31563	$14.07992	17,747
01/01/2018 to 12/31/2018	$14.07992	$12.67260	2,062

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Parametric Emerging Markets Equity Portfolio
01/01/2009 to 12/31/2009	$5.56843	$9.09942	16,312
01/01/2010 to 12/31/2010	$9.09942	$10.91854	5,348
01/01/2011 to 12/31/2011	$10.91854	$8.54304	3,318
01/01/2012 to 12/31/2012	$8.54304	$9.88663	4,708
01/01/2013 to 12/31/2013	$9.88663	$9.72394	710
01/01/2014 to 12/31/2014	$9.72394	$9.09576	1,663
01/01/2015 to 12/31/2015	$9.09576	$7.43308	812
01/01/2016 to 12/31/2016	$7.43308	$8.19659	422
01/01/2017 to 12/31/2017	$8.19659	$10.16599	2,691
01/01/2018 to 12/31/2018	$10.16599	$8.57414	1,213
AST Preservation Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.96271	$10.55805	571,094
01/01/2010 to 12/31/2010	$10.55805	$11.45661	532,128
01/01/2011 to 12/31/2011	$11.45661	$11.35524	569,993
01/01/2012 to 12/31/2012	$11.35524	$12.29917	539,869
01/01/2013 to 12/31/2013	$12.29917	$13.18173	476,198
01/01/2014 to 12/31/2014	$13.18173	$13.68306	453,085
01/01/2015 to 12/31/2015	$13.68306	$13.44709	435,268
01/01/2016 to 12/31/2016	$13.44709	$13.92613	397,193
01/01/2017 to 12/31/2017	$13.92613	$15.05168	349,226
01/01/2018 to 12/31/2018	$15.05168	$14.34996	273,192
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01837	$10.06686	0
01/01/2012 to 12/31/2012	$10.06686	$10.58122	0
01/01/2013 to 12/31/2013	$10.58122	$10.14377	0
01/01/2014 to 12/31/2014	$10.14377	$10.55797	0
01/01/2015 to 12/31/2015	$10.55797	$10.33332	0
01/01/2016 to 12/31/2016	$10.33332	$10.56789	0
01/01/2017 to 12/31/2017	$10.56789	$10.95948	0
01/01/2018 to 12/31/2018	$10.95948	$10.66654	0
AST Prudential Growth Allocation Portfolio
01/01/2009 to 12/31/2009	$6.65616	$8.22871	589,986
01/01/2010 to 12/31/2010	$8.22871	$9.61112	493,311
01/01/2011 to 12/31/2011	$9.61112	$8.84603	472,345
01/01/2012 to 12/31/2012	$8.84603	$9.80252	433,588
01/01/2013 to 12/31/2013	$9.80252	$11.25762	368,837
01/01/2014 to 12/31/2014	$11.25762	$12.06381	401,923
01/01/2015 to 12/31/2015	$12.06381	$11.76630	352,513
01/01/2016 to 12/31/2016	$11.76630	$12.71301	295,548
01/01/2017 to 12/31/2017	$12.71301	$14.48482	324,770
01/01/2018 to 12/31/2018	$14.48482	$13.13365	268,294
AST QMA US Equity Alpha Portfolio
01/01/2009 to 12/31/2009	$6.91030	$8.26135	10,516
01/01/2010 to 12/31/2010	$8.26135	$9.32751	4,285
01/01/2011 to 12/31/2011	$9.32751	$9.47038	4,080
01/01/2012 to 12/31/2012	$9.47038	$11.04111	4,718
01/01/2013 to 12/31/2013	$11.04111	$14.34896	2,347
01/01/2014 to 12/31/2014	$14.34896	$16.50528	2,632
01/01/2015 to 12/31/2015	$16.50528	$16.69627	1,510
01/01/2016 to 12/31/2016	$16.69627	$18.81825	827
01/01/2017 to 12/31/2017	$18.81825	$22.57768	2,013
01/01/2018 to 12/31/2018	$22.57768	$20.33391	1,188

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99845	$8.88686	0
01/01/2012 to 12/31/2012	$8.88686	$9.86852	0
01/01/2013 to 12/31/2013	$9.86852	$11.85371	0
01/01/2014 to 12/31/2014	$11.85371	$12.38895	0
01/01/2015 to 12/31/2015	$12.38895	$12.17621	0
01/01/2016 to 12/31/2016	$12.17621	$12.70508	0
01/01/2017 to 12/31/2017	$12.70508	$14.73693	0
01/01/2018 to 12/31/2018	$14.73693	$13.51664	387
AST RCM World Trends Portfolio
01/01/2009 to 12/31/2009	$7.33582	$8.88278	91,896
01/01/2010 to 12/31/2010	$8.88278	$9.75608	50,495
01/01/2011 to 12/31/2011	$9.75608	$9.40046	54,420
01/01/2012 to 12/31/2012	$9.40046	$10.17351	57,843
01/01/2013 to 12/31/2013	$10.17351	$11.22577	25,721
01/01/2014 to 12/31/2014	$11.22577	$11.58269	43,913
01/01/2015 to 12/31/2015	$11.58269	$11.34785	33,848
01/01/2016 to 12/31/2016	$11.34785	$11.67290	22,886
01/01/2017 to 12/31/2017	$11.67290	$13.31543	32,168
01/01/2018 to 12/31/2018	$13.31543	$12.03324	17,716
AST Small-Cap Growth Opportunities Portfolio
01/01/2009 to 12/31/2009	$7.25607	$9.44657	5,695
01/01/2010 to 12/31/2010	$9.44657	$12.28759	4,281
01/01/2011 to 12/31/2011	$12.28759	$10.47763	13,701
01/01/2012 to 12/31/2012	$10.47763	$12.34599	16,108
01/01/2013 to 12/31/2013	$12.34599	$17.06049	8,268
01/01/2014 to 12/31/2014	$17.06049	$17.56956	13,198
01/01/2015 to 12/31/2015	$17.56956	$17.47213	5,898
01/01/2016 to 12/31/2016	$17.47213	$18.46719	3,439
01/01/2017 to 12/31/2017	$18.46719	$23.14222	7,346
01/01/2018 to 12/31/2018	$23.14222	$20.24575	1,701
AST Small-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.63894	$8.72427	7,195
01/01/2010 to 12/31/2010	$8.72427	$11.67952	5,573
01/01/2011 to 12/31/2011	$11.67952	$11.34980	5,908
01/01/2012 to 12/31/2012	$11.34980	$12.49402	5,867
01/01/2013 to 12/31/2013	$12.49402	$16.57375	2,578
01/01/2014 to 12/31/2014	$16.57375	$16.88587	4,657
01/01/2015 to 12/31/2015	$16.88587	$16.70121	2,450
01/01/2016 to 12/31/2016	$16.70121	$18.36981	825
01/01/2017 to 12/31/2017	$18.36981	$22.33966	1,841
01/01/2018 to 12/31/2018	$22.33966	$20.07846	977
AST Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.99717	$9.96698	49,384
01/01/2010 to 12/31/2010	$9.96698	$12.32368	32,174
01/01/2011 to 12/31/2011	$12.32368	$11.37136	21,942
01/01/2012 to 12/31/2012	$11.37136	$13.18554	26,348
01/01/2013 to 12/31/2013	$13.18554	$17.77929	12,595
01/01/2014 to 12/31/2014	$17.77929	$18.36690	20,189
01/01/2015 to 12/31/2015	$18.36690	$17.24749	10,014
01/01/2016 to 12/31/2016	$17.24749	$21.86978	5,969
01/01/2017 to 12/31/2017	$21.86978	$23.04000	13,937
01/01/2018 to 12/31/2018	$23.04000	$18.74751	577

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.65127	$10.53936	325,608
01/01/2010 to 12/31/2010	$10.53936	$11.53594	283,411
01/01/2011 to 12/31/2011	$11.53594	$11.54580	276,802
01/01/2012 to 12/31/2012	$11.54580	$12.85936	244,233
01/01/2013 to 12/31/2013	$12.85936	$14.74391	195,852
01/01/2014 to 12/31/2014	$14.74391	$15.31972	213,500
01/01/2015 to 12/31/2015	$15.31972	$15.04035	213,046
01/01/2016 to 12/31/2016	$15.04035	$15.87403	165,479
01/01/2017 to 12/31/2017	$15.87403	$17.97910	183,574
01/01/2018 to 12/31/2018	$17.97910	$16.70219	135,060
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.47415	$9.74439	29,435
01/01/2010 to 12/31/2010	$9.74439	$11.07477	16,781
01/01/2011 to 12/31/2011	$11.07477	$10.68434	12,712
01/01/2012 to 12/31/2012	$10.68434	$12.32839	10,860
01/01/2013 to 12/31/2013	$12.32839	$17.42511	5,552
01/01/2014 to 12/31/2014	$17.42511	$18.52728	8,365
01/01/2015 to 12/31/2015	$18.52728	$19.92422	3,628
01/01/2016 to 12/31/2016	$19.92422	$20.08118	3,185
01/01/2017 to 12/31/2017	$20.08118	$27.17420	7,711
01/01/2018 to 12/31/2018	$27.17420	$27.69577	3,831
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.80431	$9.05722	4,853
01/01/2010 to 12/31/2010	$9.05722	$9.99424	4,901
01/01/2011 to 12/31/2011	$9.99424	$9.75979	5,672
01/01/2012 to 12/31/2012	$9.75979	$10.86104	5,536
01/01/2013 to 12/31/2013	$10.86104	$14.34953	1,701
01/01/2014 to 12/31/2014	$14.34953	$14.30135	3,467
01/01/2015 to 12/31/2015	$14.30135	$13.18364	2,248
01/01/2016 to 12/31/2016	$13.18364	$13.73125	1,091
01/01/2017 to 12/31/2017	$13.73125	$15.70645	2,666
01/01/2018 to 12/31/2018	$15.70645	$13.91544	927
AST T. Rowe Price Natural Resources Portfolio
01/01/2009 to 12/31/2009	$9.01490	$13.21257	89,197
01/01/2010 to 12/31/2010	$13.21257	$15.61837	60,070
01/01/2011 to 12/31/2011	$15.61837	$13.04089	42,405
01/01/2012 to 12/31/2012	$13.04089	$13.26007	51,693
01/01/2013 to 12/31/2013	$13.26007	$15.01427	20,011
01/01/2014 to 12/31/2014	$15.01427	$13.50228	37,408
01/01/2015 to 12/31/2015	$13.50228	$10.69926	20,927
01/01/2016 to 12/31/2016	$10.69926	$13.08484	8,916
01/01/2017 to 12/31/2017	$13.08484	$14.16499	18,963
01/01/2018 to 12/31/2018	$14.16499	$11.58459	5,363
AST Templeton Global Bond Portfolio
01/01/2009 to 12/31/2009	$10.13233	$11.14805	5,761
01/01/2010 to 12/31/2010	$11.14805	$11.56854	3,971
01/01/2011 to 12/31/2011	$11.56854	$11.82135	3,893
01/01/2012 to 12/31/2012	$11.82135	$12.20681	4,144
01/01/2013 to 12/31/2013	$12.20681	$11.52960	558
01/01/2014 to 12/31/2014	$11.52960	$11.37747	1,194
01/01/2015 to 12/31/2015	$11.37747	$10.64974	821
01/01/2016 to 12/31/2016	$10.64974	$10.90705	511
01/01/2017 to 12/31/2017	$10.90705	$10.92264	1,186
01/01/2018 to 12/31/2018	$10.92264	$10.93214	681

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.09254	$9.66687	28,148
01/01/2010 to 12/31/2010	$9.66687	$11.72633	16,543
01/01/2011 to 12/31/2011	$11.72633	$11.11083	11,234
01/01/2012 to 12/31/2012	$11.11083	$12.91074	14,257
01/01/2013 to 12/31/2013	$12.91074	$16.77719	6,841
01/01/2014 to 12/31/2014	$16.77719	$18.92898	10,966
01/01/2015 to 12/31/2015	$18.92898	$17.34838	5,761
01/01/2016 to 12/31/2016	$17.34838	$19.40829	3,025
01/01/2017 to 12/31/2017	$19.40829	$22.57689	7,486
01/01/2018 to 12/31/2018	$22.57689	$18.49243	718
AST Wellington Management Hedged Equity Portfolio
01/01/2009 to 12/31/2009	$6.90477	$8.70257	141,530
01/01/2010 to 12/31/2010	$8.70257	$9.79034	88,029
01/01/2011 to 12/31/2011	$9.79034	$9.27604	79,563
01/01/2012 to 12/31/2012	$9.27604	$10.10482	87,625
01/01/2013 to 12/31/2013	$10.10482	$11.94966	45,418
01/01/2014 to 12/31/2014	$11.94966	$12.37239	94,329
01/01/2015 to 12/31/2015	$12.37239	$12.06497	50,177
01/01/2016 to 12/31/2016	$12.06497	$12.61305	24,030
01/01/2017 to 12/31/2017	$12.61305	$14.06117	36,586
01/01/2018 to 12/31/2018	$14.06117	$13.10799	17,620
AST Western Asset Core Plus Bond Portfolio
01/01/2009 to 12/31/2009	$9.28052	$10.16667	2,874
01/01/2010 to 12/31/2010	$10.16667	$10.75520	1,992
01/01/2011 to 12/31/2011	$10.75520	$11.19085	1,955
01/01/2012 to 12/31/2012	$11.19085	$11.84431	2,190
01/01/2013 to 12/31/2013	$11.84431	$11.44990	896
01/01/2014 to 12/31/2014	$11.44990	$12.04510	1,650
01/01/2015 to 12/31/2015	$12.04510	$11.96664	1,111
01/01/2016 to 12/31/2016	$11.96664	$12.34881	509
01/01/2017 to 12/31/2017	$12.34881	$12.88347	1,163
01/01/2018 to 12/31/2018	$12.88347	$12.35572	738
*Denotes the start date of these sub-accounts

PREMIER B SERIES
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: With Combo 5%/HAV 80 bps (1.95%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.02472	$12.22943	595,052
01/01/2010 to 12/31/2010	$12.22943	$13.43083	1,021,433
01/01/2011 to 12/31/2011	$13.43083	$12.82397	828,559
01/01/2012 to 12/31/2012	$12.82397	$14.15903	950,321
01/01/2013 to 12/31/2013	$14.15903	$15.27338	900,982
01/01/2014 to 12/31/2014	$15.27338	$15.55329	839,280
01/01/2015 to 12/31/2015	$15.55329	$14.76472	698,495
01/01/2016 to 12/31/2016	$14.76472	$15.40048	628,157
01/01/2017 to 12/31/2017	$15.40048	$17.00789	637,546
01/01/2018 to 12/31/2018	$17.00789	$15.32376	430,139
AST Advanced Strategies Portfolio
05/01/2009 to 12/31/2009	$10.03706	$12.42655	372,398
01/01/2010 to 12/31/2010	$12.42655	$13.85960	564,010
01/01/2011 to 12/31/2011	$13.85960	$13.61010	468,521
01/01/2012 to 12/31/2012	$13.61010	$15.17148	548,458
01/01/2013 to 12/31/2013	$15.17148	$17.34521	559,457
01/01/2014 to 12/31/2014	$17.34521	$18.05257	509,860
01/01/2015 to 12/31/2015	$18.05257	$17.84949	469,007
01/01/2016 to 12/31/2016	$17.84949	$18.75315	451,047
01/01/2017 to 12/31/2017	$18.75315	$21.50913	421,592
01/01/2018 to 12/31/2018	$21.50913	$19.85369	346,590
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99841	$11.61605	0
01/01/2014 to 12/31/2014	$11.61605	$12.89437	0
01/01/2015 to 12/31/2015	$12.89437	$12.86613	466
01/01/2016 to 12/31/2016	$12.86613	$13.97128	425
01/01/2017 to 12/31/2017	$13.97128	$16.73834	389
01/01/2018 to 12/31/2018	$16.73834	$15.08111	356
AST Balanced Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.02354	$12.05401	1,006,959
01/01/2010 to 12/31/2010	$12.05401	$13.27946	1,632,326
01/01/2011 to 12/31/2011	$13.27946	$12.86748	1,415,567
01/01/2012 to 12/31/2012	$12.86748	$14.19558	1,512,240
01/01/2013 to 12/31/2013	$14.19558	$16.38146	1,444,304
01/01/2014 to 12/31/2014	$16.38146	$17.11604	1,395,425
01/01/2015 to 12/31/2015	$17.11604	$16.86850	1,317,941
01/01/2016 to 12/31/2016	$16.86850	$17.58870	1,223,572
01/01/2017 to 12/31/2017	$17.58870	$19.82485	1,118,178
01/01/2018 to 12/31/2018	$19.82485	$18.48424	977,755
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99841	$9.15050	15,934
01/01/2012 to 12/31/2012	$9.15050	$10.04289	3,546
01/01/2013 to 12/31/2013	$10.04289	$10.92007	12,884
01/01/2014 to 12/31/2014	$10.92007	$11.23543	14,655
01/01/2015 to 12/31/2015	$11.23543	$10.68976	16,352
01/01/2016 to 12/31/2016	$10.68976	$11.21558	11,856
01/01/2017 to 12/31/2017	$11.21558	$12.38909	23,504
01/01/2018 to 12/31/2018	$12.38909	$11.50928	15,472

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Low Duration Bond Portfolio
05/01/2009 to 12/31/2009	$9.99059	$10.49444	38,522
01/01/2010 to 12/31/2010	$10.49444	$10.69508	80,281
01/01/2011 to 12/31/2011	$10.69508	$10.72658	75,067
01/01/2012 to 12/31/2012	$10.72658	$11.01506	76,371
01/01/2013 to 12/31/2013	$11.01506	$10.56945	53,226
01/01/2014 to 12/31/2014	$10.56945	$10.35721	114,157
01/01/2015 to 12/31/2015	$10.35721	$10.20821	95,188
01/01/2016 to 12/31/2016	$10.20821	$10.17722	43,471
01/01/2017 to 12/31/2017	$10.17722	$10.15319	43,471
01/01/2018 to 12/31/2018	$10.15319	$10.03220	36,142
AST BlackRock/Loomis Sayles Bond Portfolio
05/01/2009 to 12/31/2009	$9.98246	$11.06240	280,956
01/01/2010 to 12/31/2010	$11.06240	$11.68833	491,052
01/01/2011 to 12/31/2011	$11.68833	$11.82955	440,024
01/01/2012 to 12/31/2012	$11.82955	$12.68455	439,526
01/01/2013 to 12/31/2013	$12.68455	$12.21330	442,225
01/01/2014 to 12/31/2014	$12.21330	$12.48663	408,802
01/01/2015 to 12/31/2015	$12.48663	$11.98961	337,074
01/01/2016 to 12/31/2016	$11.98961	$12.25802	261,790
01/01/2017 to 12/31/2017	$12.25802	$12.54866	276,392
01/01/2018 to 12/31/2018	$12.54866	$12.22603	217,557
AST Bond Portfolio 2018
05/01/2009 to 12/31/2009	$9.92268	$9.68544	0
01/01/2010 to 12/31/2010	$9.68544	$10.56279	0
01/01/2011 to 12/31/2011	$10.56279	$11.76803	0
01/01/2012 to 12/31/2012	$11.76803	$12.20245	0
01/01/2013 to 12/31/2013	$12.20245	$11.59285	0
01/01/2014 to 12/31/2014	$11.59285	$11.67372	0
01/01/2015 to 12/31/2015	$11.67372	$11.54310	0
01/01/2016 to 12/31/2016	$11.54310	$11.50495	0
01/01/2017 to 12/31/2017	$11.50495	$11.36570	0
01/01/2018 to 12/31/2018	$11.36570	$11.23128	0
AST Bond Portfolio 2019
05/01/2009 to 12/31/2009	$9.90545	$9.58605	0
01/01/2010 to 12/31/2010	$9.58605	$10.47099	0
01/01/2011 to 12/31/2011	$10.47099	$11.91160	0
01/01/2012 to 12/31/2012	$11.91160	$12.36802	0
01/01/2013 to 12/31/2013	$12.36802	$11.54539	0
01/01/2014 to 12/31/2014	$11.54539	$11.80751	0
01/01/2015 to 12/31/2015	$11.80751	$11.70579	0
01/01/2016 to 12/31/2016	$11.70579	$11.64843	0
01/01/2017 to 12/31/2017	$11.64843	$11.51295	0
01/01/2018 to 12/31/2018	$11.51295	$11.35558	0
AST Bond Portfolio 2020
05/01/2009 to 12/31/2009	$9.88417	$9.26066	0
01/01/2010 to 12/31/2010	$9.26066	$10.15943	0
01/01/2011 to 12/31/2011	$10.15943	$11.82650	0
01/01/2012 to 12/31/2012	$11.82650	$12.33296	0
01/01/2013 to 12/31/2013	$12.33296	$11.30886	0
01/01/2014 to 12/31/2014	$11.30886	$11.77580	0
01/01/2015 to 12/31/2015	$11.77580	$11.72686	0
01/01/2016 to 12/31/2016	$11.72686	$11.72799	0
01/01/2017 to 12/31/2017	$11.72799	$11.60614	0
01/01/2018 to 12/31/2018	$11.60614	$11.41648	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$9.99788	$10.99580	0
01/01/2011 to 12/31/2011	$10.99580	$12.97540	0
01/01/2012 to 12/31/2012	$12.97540	$13.59152	0
01/01/2013 to 12/31/2013	$13.59152	$12.39824	0
01/01/2014 to 12/31/2014	$12.39824	$13.09509	0
01/01/2015 to 12/31/2015	$13.09509	$13.07366	0
01/01/2016 to 12/31/2016	$13.07366	$13.08490	0
01/01/2017 to 12/31/2017	$13.08490	$13.03809	0
01/01/2018 to 12/31/2018	$13.03809	$12.79607	0
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99841	$12.00688	0
01/01/2012 to 12/31/2012	$12.00688	$12.46547	0
01/01/2013 to 12/31/2013	$12.46547	$11.03543	0
01/01/2014 to 12/31/2014	$11.03543	$11.94680	0
01/01/2015 to 12/31/2015	$11.94680	$11.96400	0
01/01/2016 to 12/31/2016	$11.96400	$11.94996	0
01/01/2017 to 12/31/2017	$11.94996	$11.90590	0
01/01/2018 to 12/31/2018	$11.90590	$11.65976	0
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99789	$10.38704	0
01/01/2013 to 12/31/2013	$10.38704	$9.14921	0
01/01/2014 to 12/31/2014	$9.14921	$10.10668	0
01/01/2015 to 12/31/2015	$10.10668	$10.18183	0
01/01/2016 to 12/31/2016	$10.18183	$10.17830	0
01/01/2017 to 12/31/2017	$10.17830	$10.15347	0
01/01/2018 to 12/31/2018	$10.15347	$9.93196	0
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99894	$8.73945	0
01/01/2014 to 12/31/2014	$8.73945	$9.82307	0
01/01/2015 to 12/31/2015	$9.82307	$9.90888	0
01/01/2016 to 12/31/2016	$9.90888	$9.90508	0
01/01/2017 to 12/31/2017	$9.90508	$9.87959	0
01/01/2018 to 12/31/2018	$9.87959	$9.62716	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99894	$11.28985	0
01/01/2015 to 12/31/2015	$11.28985	$11.29522	0
01/01/2016 to 12/31/2016	$11.29522	$11.35339	0
01/01/2017 to 12/31/2017	$11.35339	$11.34047	0
01/01/2018 to 12/31/2018	$11.34047	$11.04059	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99894	$9.92644	0
01/01/2016 to 12/31/2016	$9.92644	$9.93905	0
01/01/2017 to 12/31/2017	$9.93905	$9.98543	0
01/01/2018 to 12/31/2018	$9.98543	$9.69155	0
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	$9.99789	$9.86806	0
01/01/2017 to 12/31/2017	$9.86806	$9.93969	0
01/01/2018 to 12/31/2018	$9.93969	$9.62588	0
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	$9.99788	$10.02505	0
01/01/2018 to 12/31/2018	$10.02505	$9.63028	0
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	$9.99788	$9.65069	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Capital Growth Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.03884	$12.32315	913,717
01/01/2010 to 12/31/2010	$12.32315	$13.70422	1,318,792
01/01/2011 to 12/31/2011	$13.70422	$13.11625	991,497
01/01/2012 to 12/31/2012	$13.11625	$14.63036	1,179,396
01/01/2013 to 12/31/2013	$14.63036	$17.60529	1,214,857
01/01/2014 to 12/31/2014	$17.60529	$18.47645	1,209,625
01/01/2015 to 12/31/2015	$18.47645	$18.21974	1,121,733
01/01/2016 to 12/31/2016	$18.21974	$19.09374	1,041,895
01/01/2017 to 12/31/2017	$19.09374	$22.08013	983,350
01/01/2018 to 12/31/2018	$22.08013	$20.30899	781,509
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99841	$11.63640	2,132
01/01/2014 to 12/31/2014	$11.63640	$12.96723	1,869
01/01/2015 to 12/31/2015	$12.96723	$12.26495	2,921
01/01/2016 to 12/31/2016	$12.26495	$13.82271	5,551
01/01/2017 to 12/31/2017	$13.82271	$16.05437	4,415
01/01/2018 to 12/31/2018	$16.05437	$14.99528	2,390
AST Cohen & Steers Realty Portfolio
05/01/2009 to 12/31/2009	$9.61486	$14.52687	11,348
01/01/2010 to 12/31/2010	$14.52687	$18.33755	14,638
01/01/2011 to 12/31/2011	$18.33755	$19.17281	8,818
01/01/2012 to 12/31/2012	$19.17281	$21.69183	9,357
01/01/2013 to 12/31/2013	$21.69183	$21.94358	16,861
01/01/2014 to 12/31/2014	$21.94358	$28.17786	18,488
01/01/2015 to 12/31/2015	$28.17786	$28.97784	12,763
01/01/2016 to 12/31/2016	$28.97784	$29.79355	10,054
01/01/2017 to 12/31/2017	$29.79355	$31.05029	9,549
01/01/2018 to 12/31/2018	$31.05029	$29.00508	2,159
AST Fidelity Institutional AM® Quantitative Portfolio
formerly,AST FI Pyramis® Quantitative Portfolio
05/01/2009 to 12/31/2009	$10.01321	$12.30994	248,232
01/01/2010 to 12/31/2010	$12.30994	$13.80890	457,611
01/01/2011 to 12/31/2011	$13.80890	$13.34133	398,299
01/01/2012 to 12/31/2012	$13.34133	$14.47747	430,537
01/01/2013 to 12/31/2013	$14.47747	$16.29666	384,413
01/01/2014 to 12/31/2014	$16.29666	$16.48864	349,365
01/01/2015 to 12/31/2015	$16.48864	$16.33350	313,378
01/01/2016 to 12/31/2016	$16.33350	$16.70324	240,186
01/01/2017 to 12/31/2017	$16.70324	$19.08352	221,283
01/01/2018 to 12/31/2018	$19.08352	$17.26695	172,475
AST Global Real Estate Portfolio
05/01/2009 to 12/31/2009	$9.85947	$13.95016	3,523
01/01/2010 to 12/31/2010	$13.95016	$16.44739	6,662
01/01/2011 to 12/31/2011	$16.44739	$15.32029	4,661
01/01/2012 to 12/31/2012	$15.32029	$19.05468	5,526
01/01/2013 to 12/31/2013	$19.05468	$19.50272	11,710
01/01/2014 to 12/31/2014	$19.50272	$21.79318	5,006
01/01/2015 to 12/31/2015	$21.79318	$21.35711	3,229
01/01/2016 to 12/31/2016	$21.35711	$21.13691	2,829
01/01/2017 to 12/31/2017	$21.13691	$22.99078	2,475
01/01/2018 to 12/31/2018	$22.99078	$21.48667	1,918

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$10.12468	$12.21751	70,714
01/01/2010 to 12/31/2010	$12.21751	$13.52811	82,066
01/01/2011 to 12/31/2011	$13.52811	$12.53734	47,798
01/01/2012 to 12/31/2012	$12.53734	$14.71569	46,389
01/01/2013 to 12/31/2013	$14.71569	$19.27594	46,958
01/01/2014 to 12/31/2014	$19.27594	$21.39027	44,082
01/01/2015 to 12/31/2015	$21.39027	$20.01155	62,439
01/01/2016 to 12/31/2016	$20.01155	$21.89511	58,880
01/01/2017 to 12/31/2017	$21.89511	$23.57079	83,242
01/01/2018 to 12/31/2018	$23.57079	$21.14611	47,529
AST Goldman Sachs Mid-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$10.05971	$13.49906	26,343
01/01/2010 to 12/31/2010	$13.49906	$15.86600	43,391
01/01/2011 to 12/31/2011	$15.86600	$15.09953	35,555
01/01/2012 to 12/31/2012	$15.09953	$17.71525	39,905
01/01/2013 to 12/31/2013	$17.71525	$22.97023	47,316
01/01/2014 to 12/31/2014	$22.97023	$25.12814	36,624
01/01/2015 to 12/31/2015	$25.12814	$23.24614	49,382
01/01/2016 to 12/31/2016	$23.24614	$23.17737	45,771
01/01/2017 to 12/31/2017	$23.17737	$28.89444	46,361
01/01/2018 to 12/31/2018	$28.89444	$27.10619	27,251
AST Goldman Sachs Multi-Asset Portfolio
05/01/2009 to 12/31/2009	$10.02472	$11.87199	282,056
01/01/2010 to 12/31/2010	$11.87199	$12.99556	511,352
01/01/2011 to 12/31/2011	$12.99556	$12.68275	467,260
01/01/2012 to 12/31/2012	$12.68275	$13.69989	498,575
01/01/2013 to 12/31/2013	$13.69989	$14.75766	412,899
01/01/2014 to 12/31/2014	$14.75766	$15.06034	399,827
01/01/2015 to 12/31/2015	$15.06034	$14.63787	362,305
01/01/2016 to 12/31/2016	$14.63787	$15.11310	295,060
01/01/2017 to 12/31/2017	$15.11310	$16.64571	256,445
01/01/2018 to 12/31/2018	$16.64571	$15.17339	190,227
AST Goldman Sachs Small-Cap Value Portfolio
05/01/2009 to 12/31/2009	$9.95325	$12.77276	46,093
01/01/2010 to 12/31/2010	$12.77276	$15.88201	53,748
01/01/2011 to 12/31/2011	$15.88201	$15.78149	40,426
01/01/2012 to 12/31/2012	$15.78149	$17.90792	41,625
01/01/2013 to 12/31/2013	$17.90792	$24.38308	49,386
01/01/2014 to 12/31/2014	$24.38308	$25.63821	39,733
01/01/2015 to 12/31/2015	$25.63821	$23.76601	34,854
01/01/2016 to 12/31/2016	$23.76601	$28.98016	33,814
01/01/2017 to 12/31/2017	$28.98016	$31.89211	35,740
01/01/2018 to 12/31/2018	$31.89211	$26.87938	19,953
AST Government Money Market Portfolio
05/01/2009 to 12/31/2009	$9.99969	$9.87777	30,575
01/01/2010 to 12/31/2010	$9.87777	$9.69131	52,108
01/01/2011 to 12/31/2011	$9.69131	$9.50835	61,745
01/01/2012 to 12/31/2012	$9.50835	$9.32702	53,311
01/01/2013 to 12/31/2013	$9.32702	$9.14853	50,101
01/01/2014 to 12/31/2014	$9.14853	$8.97343	43,507
01/01/2015 to 12/31/2015	$8.97343	$8.80185	34,231
01/01/2016 to 12/31/2016	$8.80185	$8.63395	29,685
01/01/2017 to 12/31/2017	$8.63395	$8.49791	27,736
01/01/2018 to 12/31/2018	$8.49791	$8.44282	23,332

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST High Yield Portfolio
05/01/2009 to 12/31/2009	$10.01714	$12.52966	25,746
01/01/2010 to 12/31/2010	$12.52966	$13.94919	31,564
01/01/2011 to 12/31/2011	$13.94919	$14.11698	30,928
01/01/2012 to 12/31/2012	$14.11698	$15.76773	36,287
01/01/2013 to 12/31/2013	$15.76773	$16.57675	34,149
01/01/2014 to 12/31/2014	$16.57675	$16.67561	35,362
01/01/2015 to 12/31/2015	$16.67561	$15.77372	25,314
01/01/2016 to 12/31/2016	$15.77372	$17.85478	22,157
01/01/2017 to 12/31/2017	$17.85478	$18.82273	23,200
01/01/2018 to 12/31/2018	$18.82273	$18.09402	20,644
AST Hotchkis & Wiley Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$10.06270	$12.74667	8,054
01/01/2010 to 12/31/2010	$12.74667	$14.14819	17,023
01/01/2011 to 12/31/2011	$14.14819	$13.29726	13,999
01/01/2012 to 12/31/2012	$13.29726	$15.24503	12,640
01/01/2013 to 12/31/2013	$15.24503	$20.91410	11,978
01/01/2014 to 12/31/2014	$20.91410	$23.33405	12,854
01/01/2015 to 12/31/2015	$23.33405	$21.09411	10,209
01/01/2016 to 12/31/2016	$21.09411	$24.80628	4,391
01/01/2017 to 12/31/2017	$24.80628	$29.00321	5,406
01/01/2018 to 12/31/2018	$29.00321	$24.41959	7,894
AST International Growth Portfolio
05/01/2009 to 12/31/2009	$10.14326	$13.28533	3,647
01/01/2010 to 12/31/2010	$13.28533	$14.92060	7,775
01/01/2011 to 12/31/2011	$14.92060	$12.74401	7,548
01/01/2012 to 12/31/2012	$12.74401	$15.04565	7,775
01/01/2013 to 12/31/2013	$15.04565	$17.57026	5,459
01/01/2014 to 12/31/2014	$17.57026	$16.28200	5,455
01/01/2015 to 12/31/2015	$16.28200	$16.47336	9,509
01/01/2016 to 12/31/2016	$16.47336	$15.54838	8,597
01/01/2017 to 12/31/2017	$15.54838	$20.65495	6,940
01/01/2018 to 12/31/2018	$20.65495	$17.55708	11,393
AST International Value Portfolio
05/01/2009 to 12/31/2009	$10.11776	$13.11671	8,314
01/01/2010 to 12/31/2010	$13.11671	$14.29181	20,080
01/01/2011 to 12/31/2011	$14.29181	$12.25942	16,831
01/01/2012 to 12/31/2012	$12.25942	$14.02985	16,449
01/01/2013 to 12/31/2013	$14.02985	$16.44049	12,897
01/01/2014 to 12/31/2014	$16.44049	$15.04489	12,928
01/01/2015 to 12/31/2015	$15.04489	$14.87771	12,499
01/01/2016 to 12/31/2016	$14.87771	$14.67838	13,136
01/01/2017 to 12/31/2017	$14.67838	$17.68303	12,035
01/01/2018 to 12/31/2018	$17.68303	$14.54438	9,812
AST Investment Grade Bond Portfolio
05/01/2009 to 12/31/2009	$9.98134	$10.85750	0
01/01/2010 to 12/31/2010	$10.85750	$11.80119	4
01/01/2011 to 12/31/2011	$11.80119	$13.01645	2,156,130
01/01/2012 to 12/31/2012	$13.01645	$13.96741	802,828
01/01/2013 to 12/31/2013	$13.96741	$13.26421	169,296
01/01/2014 to 12/31/2014	$13.26421	$13.88604	185,952
01/01/2015 to 12/31/2015	$13.88604	$13.78020	755,307
01/01/2016 to 12/31/2016	$13.78020	$14.08546	879,418
01/01/2017 to 12/31/2017	$14.08546	$14.41251	390,706
01/01/2018 to 12/31/2018	$14.41251	$14.09764	1,625,627

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Global Thematic Portfolio
05/01/2009 to 12/31/2009	$10.04108	$12.26108	156,056
01/01/2010 to 12/31/2010	$12.26108	$13.68833	290,961
01/01/2011 to 12/31/2011	$13.68833	$13.35045	254,430
01/01/2012 to 12/31/2012	$13.35045	$14.87346	264,463
01/01/2013 to 12/31/2013	$14.87346	$16.96442	258,815
01/01/2014 to 12/31/2014	$16.96442	$17.69896	251,338
01/01/2015 to 12/31/2015	$17.69896	$17.17857	226,615
01/01/2016 to 12/31/2016	$17.17857	$17.72985	219,620
01/01/2017 to 12/31/2017	$17.72985	$20.34045	189,412
01/01/2018 to 12/31/2018	$20.34045	$18.47858	159,370
AST J.P. Morgan International Equity Portfolio
05/01/2009 to 12/31/2009	$10.12742	$13.60349	62,037
01/01/2010 to 12/31/2010	$13.60349	$14.30022	83,132
01/01/2011 to 12/31/2011	$14.30022	$12.74350	59,596
01/01/2012 to 12/31/2012	$12.74350	$15.23803	64,202
01/01/2013 to 12/31/2013	$15.23803	$17.24255	71,266
01/01/2014 to 12/31/2014	$17.24255	$15.83614	62,436
01/01/2015 to 12/31/2015	$15.83614	$15.09904	59,785
01/01/2016 to 12/31/2016	$15.09904	$15.09703	60,300
01/01/2017 to 12/31/2017	$15.09703	$19.19734	63,457
01/01/2018 to 12/31/2018	$19.19734	$15.53895	40,312
AST J.P. Morgan Strategic Opportunities Portfolio
05/01/2009 to 12/31/2009	$10.07983	$11.67943	200,326
01/01/2010 to 12/31/2010	$11.67943	$12.29454	198,793
01/01/2011 to 12/31/2011	$12.29454	$12.08786	153,414
01/01/2012 to 12/31/2012	$12.08786	$13.12718	198,892
01/01/2013 to 12/31/2013	$13.12718	$14.29659	173,040
01/01/2014 to 12/31/2014	$14.29659	$14.78733	156,047
01/01/2015 to 12/31/2015	$14.78733	$14.47795	127,626
01/01/2016 to 12/31/2016	$14.47795	$14.74673	111,643
01/01/2017 to 12/31/2017	$14.74673	$16.22180	107,162
01/01/2018 to 12/31/2018	$16.22180	$15.09423	81,649
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08380	$10.28698	0
01/01/2010 to 12/31/2010	$10.28698	$11.23222	12,805
01/01/2011 to 12/31/2011	$11.23222	$11.09062	11,847
01/01/2012 to 12/31/2012	$11.09062	$12.53028	21,641
01/01/2013 to 12/31/2013	$12.53028	$16.77603	17,742
01/01/2014 to 12/31/2014	$16.77603	$18.01909	13,096
01/01/2015 to 12/31/2015	$18.01909	$19.55398	14,311
01/01/2016 to 12/31/2016	$19.55398	$18.89984	11,820
01/01/2017 to 12/31/2017	$18.89984	$25.18190	19,802
01/01/2018 to 12/31/2018	$25.18190	$24.29964	19,039
AST Loomis Sayles Large-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$10.00733	$12.72864	26,187
01/01/2010 to 12/31/2010	$12.72864	$14.95140	49,095
01/01/2011 to 12/31/2011	$14.95140	$14.53184	33,718
01/01/2012 to 12/31/2012	$14.53184	$16.00178	35,308
01/01/2013 to 12/31/2013	$16.00178	$21.44225	33,305
01/01/2014 to 12/31/2014	$21.44225	$23.25943	54,038
01/01/2015 to 12/31/2015	$23.25943	$25.11237	46,929
01/01/2016 to 12/31/2016	$25.11237	$26.00664	49,822
01/01/2017 to 12/31/2017	$26.00664	$33.92641	40,879
01/01/2018 to 12/31/2018	$33.92641	$32.37951	28,247

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Global Equity Portfolio
05/01/2009 to 12/31/2009	$10.07246	$13.37974	44,276
01/01/2010 to 12/31/2010	$13.37974	$14.70491	51,774
01/01/2011 to 12/31/2011	$14.70491	$13.97222	31,882
01/01/2012 to 12/31/2012	$13.97222	$16.86736	42,625
01/01/2013 to 12/31/2013	$16.86736	$21.11684	32,729
01/01/2014 to 12/31/2014	$21.11684	$21.46497	40,943
01/01/2015 to 12/31/2015	$21.46497	$20.74591	36,157
01/01/2016 to 12/31/2016	$20.74591	$21.79721	32,481
01/01/2017 to 12/31/2017	$21.79721	$26.47870	33,441
01/01/2018 to 12/31/2018	$26.47870	$23.48851	21,805
AST MFS Growth Portfolio
05/01/2009 to 12/31/2009	$10.02825	$12.16473	10,629
01/01/2010 to 12/31/2010	$12.16473	$13.45761	15,031
01/01/2011 to 12/31/2011	$13.45761	$13.12223	10,603
01/01/2012 to 12/31/2012	$13.12223	$15.06982	11,495
01/01/2013 to 12/31/2013	$15.06982	$20.20752	10,572
01/01/2014 to 12/31/2014	$20.20752	$21.54740	13,209
01/01/2015 to 12/31/2015	$21.54740	$22.66308	10,853
01/01/2016 to 12/31/2016	$22.66308	$22.65541	10,512
01/01/2017 to 12/31/2017	$22.65541	$29.04752	19,320
01/01/2018 to 12/31/2018	$29.04752	$29.10137	15,029
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99842	$10.18671	1,323
01/01/2013 to 12/31/2013	$10.18671	$13.43964	2,060
01/01/2014 to 12/31/2014	$13.43964	$14.52945	3,359
01/01/2015 to 12/31/2015	$14.52945	$14.14846	4,712
01/01/2016 to 12/31/2016	$14.14846	$15.74445	17,087
01/01/2017 to 12/31/2017	$15.74445	$18.12201	9,569
01/01/2018 to 12/31/2018	$18.12201	$15.96936	5,719
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
05/01/2009 to 12/31/2009	$10.13105	$13.73161	19,970
01/01/2010 to 12/31/2010	$13.73161	$16.62562	25,525
01/01/2011 to 12/31/2011	$16.62562	$15.90297	19,251
01/01/2012 to 12/31/2012	$15.90297	$18.27003	19,073
01/01/2013 to 12/31/2013	$18.27003	$25.44872	23,362
01/01/2014 to 12/31/2014	$25.44872	$28.51908	26,726
01/01/2015 to 12/31/2015	$28.51908	$26.39664	22,204
01/01/2016 to 12/31/2016	$26.39664	$30.61307	19,824
01/01/2017 to 12/31/2017	$30.61307	$34.16965	19,999
01/01/2018 to 12/31/2018	$34.16965	$28.00178	8,569
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99842	$10.30497	56,670
01/01/2013 to 12/31/2013	$10.30497	$12.01975	33,041
01/01/2014 to 12/31/2014	$12.01975	$12.39565	30,755
01/01/2015 to 12/31/2015	$12.39565	$12.00762	27,450
01/01/2016 to 12/31/2016	$12.00762	$12.28753	23,322
01/01/2017 to 12/31/2017	$12.28753	$14.04098	23,302
01/01/2018 to 12/31/2018	$14.04098	$12.63131	16,332

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Parametric Emerging Markets Equity Portfolio
05/01/2009 to 12/31/2009	$10.05442	$14.81166	26,588
01/01/2010 to 12/31/2010	$14.81166	$17.76396	52,971
01/01/2011 to 12/31/2011	$17.76396	$13.89229	40,979
01/01/2012 to 12/31/2012	$13.89229	$16.06935	47,812
01/01/2013 to 12/31/2013	$16.06935	$15.79714	54,102
01/01/2014 to 12/31/2014	$15.79714	$14.76931	47,959
01/01/2015 to 12/31/2015	$14.76931	$12.06351	42,039
01/01/2016 to 12/31/2016	$12.06351	$13.29600	39,190
01/01/2017 to 12/31/2017	$13.29600	$16.48263	41,967
01/01/2018 to 12/31/2018	$16.48263	$13.89487	18,469
AST Preservation Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.02102	$11.61945	846,292
01/01/2010 to 12/31/2010	$11.61945	$12.60207	1,589,753
01/01/2011 to 12/31/2011	$12.60207	$12.48452	1,460,531
01/01/2012 to 12/31/2012	$12.48452	$13.51575	1,542,621
01/01/2013 to 12/31/2013	$13.51575	$14.47848	1,406,513
01/01/2014 to 12/31/2014	$14.47848	$15.02176	1,304,560
01/01/2015 to 12/31/2015	$15.02176	$14.75560	1,205,641
01/01/2016 to 12/31/2016	$14.75560	$15.27370	1,074,801
01/01/2017 to 12/31/2017	$15.27370	$16.50008	949,149
01/01/2018 to 12/31/2018	$16.50008	$15.72311	794,327
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01833	$10.06597	0
01/01/2012 to 12/31/2012	$10.06597	$10.57501	26
01/01/2013 to 12/31/2013	$10.57501	$10.13283	15
01/01/2014 to 12/31/2014	$10.13283	$10.54139	15
01/01/2015 to 12/31/2015	$10.54139	$10.31204	2,986
01/01/2016 to 12/31/2016	$10.31204	$10.54096	3,648
01/01/2017 to 12/31/2017	$10.54096	$10.92628	5,093
01/01/2018 to 12/31/2018	$10.92628	$10.62901	513
AST Prudential Growth Allocation Portfolio
05/01/2009 to 12/31/2009	$9.98521	$12.16947	658,291
01/01/2010 to 12/31/2010	$12.16947	$14.20708	903,054
01/01/2011 to 12/31/2011	$14.20708	$13.06962	623,059
01/01/2012 to 12/31/2012	$13.06962	$14.47559	799,912
01/01/2013 to 12/31/2013	$14.47559	$16.61628	857,931
01/01/2014 to 12/31/2014	$16.61628	$17.79750	783,921
01/01/2015 to 12/31/2015	$17.79750	$17.35014	1,065,410
01/01/2016 to 12/31/2016	$17.35014	$18.73700	938,564
01/01/2017 to 12/31/2017	$18.73700	$21.33806	1,555,002
01/01/2018 to 12/31/2018	$21.33806	$19.33804	1,150,760
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99841	$11.65559	0
01/01/2014 to 12/31/2014	$11.65559	$13.17522	2,027
01/01/2015 to 12/31/2015	$13.17522	$13.12271	458
01/01/2016 to 12/31/2016	$13.12271	$14.26962	418
01/01/2017 to 12/31/2017	$14.26962	$16.99459	382
01/01/2018 to 12/31/2018	$16.99459	$15.47568	350

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST QMA US Equity Alpha Portfolio
05/01/2009 to 12/31/2009	$10.07719	$12.82018	5,784
01/01/2010 to 12/31/2010	$12.82018	$14.46757	17,550
01/01/2011 to 12/31/2011	$14.46757	$14.68191	15,660
01/01/2012 to 12/31/2012	$14.68191	$17.10866	16,612
01/01/2013 to 12/31/2013	$17.10866	$22.22337	16,803
01/01/2014 to 12/31/2014	$22.22337	$25.55053	18,184
01/01/2015 to 12/31/2015	$25.55053	$25.83362	17,872
01/01/2016 to 12/31/2016	$25.83362	$29.10267	17,286
01/01/2017 to 12/31/2017	$29.10267	$34.89959	16,339
01/01/2018 to 12/31/2018	$34.89959	$31.41582	5,646
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99841	$8.88392	0
01/01/2012 to 12/31/2012	$8.88392	$9.86031	0
01/01/2013 to 12/31/2013	$9.86031	$11.83798	4,154
01/01/2014 to 12/31/2014	$11.83798	$12.36636	4,154
01/01/2015 to 12/31/2015	$12.36636	$12.14803	4,154
01/01/2016 to 12/31/2016	$12.14803	$12.66956	0
01/01/2017 to 12/31/2017	$12.66956	$14.68842	0
01/01/2018 to 12/31/2018	$14.68842	$13.46550	0
AST RCM World Trends Portfolio
05/01/2009 to 12/31/2009	$10.03990	$11.95029	419,372
01/01/2010 to 12/31/2010	$11.95029	$13.11882	591,941
01/01/2011 to 12/31/2011	$13.11882	$12.63456	533,989
01/01/2012 to 12/31/2012	$12.63456	$13.66670	570,648
01/01/2013 to 12/31/2013	$13.66670	$15.07275	512,829
01/01/2014 to 12/31/2014	$15.07275	$15.54433	487,552
01/01/2015 to 12/31/2015	$15.54433	$15.22173	474,953
01/01/2016 to 12/31/2016	$15.22173	$15.65000	419,263
01/01/2017 to 12/31/2017	$15.65000	$17.84338	370,260
01/01/2018 to 12/31/2018	$17.84338	$16.11718	273,348
AST Small-Cap Growth Opportunities Portfolio
05/01/2009 to 12/31/2009	$9.98067	$12.99734	4,658
01/01/2010 to 12/31/2010	$12.99734	$16.89809	8,552
01/01/2011 to 12/31/2011	$16.89809	$14.40189	11,920
01/01/2012 to 12/31/2012	$14.40189	$16.96161	15,932
01/01/2013 to 12/31/2013	$16.96161	$23.42720	14,048
01/01/2014 to 12/31/2014	$23.42720	$24.11445	13,693
01/01/2015 to 12/31/2015	$24.11445	$23.96900	12,273
01/01/2016 to 12/31/2016	$23.96900	$25.32160	12,200
01/01/2017 to 12/31/2017	$25.32160	$31.71645	14,163
01/01/2018 to 12/31/2018	$31.71645	$27.73329	10,500
AST Small-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$10.00835	$13.14833	9,922
01/01/2010 to 12/31/2010	$13.14833	$17.59375	13,981
01/01/2011 to 12/31/2011	$17.59375	$17.08879	13,405
01/01/2012 to 12/31/2012	$17.08879	$18.80226	14,845
01/01/2013 to 12/31/2013	$18.80226	$24.92978	17,292
01/01/2014 to 12/31/2014	$24.92978	$25.38680	11,199
01/01/2015 to 12/31/2015	$25.38680	$25.09686	11,650
01/01/2016 to 12/31/2016	$25.09686	$27.59069	10,109
01/01/2017 to 12/31/2017	$27.59069	$33.53710	9,308
01/01/2018 to 12/31/2018	$33.53710	$30.12768	8,980

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Value Portfolio
05/01/2009 to 12/31/2009	$9.97563	$12.95541	6,006
01/01/2010 to 12/31/2010	$12.95541	$16.01106	10,614
01/01/2011 to 12/31/2011	$16.01106	$14.76666	10,380
01/01/2012 to 12/31/2012	$14.76666	$17.11423	10,064
01/01/2013 to 12/31/2013	$17.11423	$23.06551	9,095
01/01/2014 to 12/31/2014	$23.06551	$23.81628	8,323
01/01/2015 to 12/31/2015	$23.81628	$22.35385	7,837
01/01/2016 to 12/31/2016	$22.35385	$28.33077	7,581
01/01/2017 to 12/31/2017	$28.33077	$29.83207	10,136
01/01/2018 to 12/31/2018	$29.83207	$24.26225	8,079
AST T. Rowe Price Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.03838	$12.15888	368,531
01/01/2010 to 12/31/2010	$12.15888	$13.30202	654,745
01/01/2011 to 12/31/2011	$13.30202	$13.30691	577,571
01/01/2012 to 12/31/2012	$13.30691	$14.81356	658,726
01/01/2013 to 12/31/2013	$14.81356	$16.97618	743,510
01/01/2014 to 12/31/2014	$16.97618	$17.63046	682,957
01/01/2015 to 12/31/2015	$17.63046	$17.30044	775,993
01/01/2016 to 12/31/2016	$17.30044	$18.25044	740,919
01/01/2017 to 12/31/2017	$18.25044	$20.66054	654,428
01/01/2018 to 12/31/2018	$20.66054	$19.18385	561,003
AST T. Rowe Price Large-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$9.98699	$13.17447	66,081
01/01/2010 to 12/31/2010	$13.17447	$14.96577	69,563
01/01/2011 to 12/31/2011	$14.96577	$14.43104	46,578
01/01/2012 to 12/31/2012	$14.43104	$16.64347	51,692
01/01/2013 to 12/31/2013	$16.64347	$23.51273	65,622
01/01/2014 to 12/31/2014	$23.51273	$24.98767	65,013
01/01/2015 to 12/31/2015	$24.98767	$26.85854	51,508
01/01/2016 to 12/31/2016	$26.85854	$27.05680	34,252
01/01/2017 to 12/31/2017	$27.05680	$36.59589	30,404
01/01/2018 to 12/31/2018	$36.59589	$37.27990	22,832
AST T. Rowe Price Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$10.09832	$12.77034	7,607
01/01/2010 to 12/31/2010	$12.77034	$14.08474	7,583
01/01/2011 to 12/31/2011	$14.08474	$13.74775	4,514
01/01/2012 to 12/31/2012	$13.74775	$15.29152	4,483
01/01/2013 to 12/31/2013	$15.29152	$20.19327	4,695
01/01/2014 to 12/31/2014	$20.19327	$20.11564	9,506
01/01/2015 to 12/31/2015	$20.11564	$18.53439	7,799
01/01/2016 to 12/31/2016	$18.53439	$19.29478	3,964
01/01/2017 to 12/31/2017	$19.29478	$22.05958	4,293
01/01/2018 to 12/31/2018	$22.05958	$19.53441	3,972
AST T. Rowe Price Natural Resources Portfolio
05/01/2009 to 12/31/2009	$10.30108	$13.76951	57,611
01/01/2010 to 12/31/2010	$13.76951	$16.26883	70,128
01/01/2011 to 12/31/2011	$16.26883	$13.57744	48,741
01/01/2012 to 12/31/2012	$13.57744	$13.79902	55,958
01/01/2013 to 12/31/2013	$13.79902	$15.61693	54,543
01/01/2014 to 12/31/2014	$15.61693	$14.03743	49,884
01/01/2015 to 12/31/2015	$14.03743	$11.11786	42,128
01/01/2016 to 12/31/2016	$11.11786	$13.59009	38,062
01/01/2017 to 12/31/2017	$13.59009	$14.70469	36,853
01/01/2018 to 12/31/2018	$14.70469	$12.02002	29,449

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Templeton Global Bond Portfolio
05/01/2009 to 12/31/2009	$10.01739	$11.11682	22,895
01/01/2010 to 12/31/2010	$11.11682	$11.53051	56,304
01/01/2011 to 12/31/2011	$11.53051	$11.77677	57,649
01/01/2012 to 12/31/2012	$11.77677	$12.15478	50,307
01/01/2013 to 12/31/2013	$12.15478	$11.47475	46,980
01/01/2014 to 12/31/2014	$11.47475	$11.31784	46,357
01/01/2015 to 12/31/2015	$11.31784	$10.58869	35,615
01/01/2016 to 12/31/2016	$10.58869	$10.83925	34,138
01/01/2017 to 12/31/2017	$10.83925	$10.84955	34,430
01/01/2018 to 12/31/2018	$10.84955	$10.85364	30,145
AST WEDGE Capital Mid-Cap Value Portfolio
05/01/2009 to 12/31/2009	$9.98590	$13.24524	13,122
01/01/2010 to 12/31/2010	$13.24524	$16.05923	20,689
01/01/2011 to 12/31/2011	$16.05923	$15.20886	18,500
01/01/2012 to 12/31/2012	$15.20886	$17.66406	18,316
01/01/2013 to 12/31/2013	$17.66406	$22.94256	17,445
01/01/2014 to 12/31/2014	$22.94256	$25.87248	14,481
01/01/2015 to 12/31/2015	$25.87248	$23.70041	13,168
01/01/2016 to 12/31/2016	$23.70041	$26.50191	12,197
01/01/2017 to 12/31/2017	$26.50191	$30.81359	16,533
01/01/2018 to 12/31/2018	$30.81359	$25.22650	11,010
AST Wellington Management Hedged Equity Portfolio
05/01/2009 to 12/31/2009	$10.06178	$12.77693	28,449
01/01/2010 to 12/31/2010	$12.77693	$14.36696	56,592
01/01/2011 to 12/31/2011	$14.36696	$13.60557	48,584
01/01/2012 to 12/31/2012	$13.60557	$14.81394	67,812
01/01/2013 to 12/31/2013	$14.81394	$17.50990	93,163
01/01/2014 to 12/31/2014	$17.50990	$18.12031	123,736
01/01/2015 to 12/31/2015	$18.12031	$17.66125	102,016
01/01/2016 to 12/31/2016	$17.66125	$18.45448	84,446
01/01/2017 to 12/31/2017	$18.45448	$20.56314	78,364
01/01/2018 to 12/31/2018	$20.56314	$19.15977	56,047
AST Western Asset Core Plus Bond Portfolio
05/01/2009 to 12/31/2009	$9.98914	$10.76877	62,252
01/01/2010 to 12/31/2010	$10.76877	$11.38650	117,168
01/01/2011 to 12/31/2011	$11.38650	$11.84188	83,596
01/01/2012 to 12/31/2012	$11.84188	$12.52719	94,529
01/01/2013 to 12/31/2013	$12.52719	$12.10414	111,790
01/01/2014 to 12/31/2014	$12.10414	$12.72711	140,733
01/01/2015 to 12/31/2015	$12.72711	$12.63797	112,753
01/01/2016 to 12/31/2016	$12.63797	$13.03517	106,569
01/01/2017 to 12/31/2017	$13.03517	$13.59300	122,395
01/01/2018 to 12/31/2018	$13.59300	$13.02976	120,788
*Denotes the start date of these sub-accounts

PREMIER B SERIES
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: With Combo 5%/HAV and HD GRO (2.00%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.85173	$9.57274	5,429,944
01/01/2010 to 12/31/2010	$9.57274	$10.50792	5,196,651
01/01/2011 to 12/31/2011	$10.50792	$10.02826	4,502,954
01/01/2012 to 12/31/2012	$10.02826	$11.06682	4,179,497
01/01/2013 to 12/31/2013	$11.06682	$11.93203	3,714,936
01/01/2014 to 12/31/2014	$11.93203	$12.14478	3,424,166
01/01/2015 to 12/31/2015	$12.14478	$11.52329	2,843,577
01/01/2016 to 12/31/2016	$11.52329	$12.01364	2,453,337
01/01/2017 to 12/31/2017	$12.01364	$13.26096	2,183,744
01/01/2018 to 12/31/2018	$13.26096	$11.94188	1,782,231
AST Advanced Strategies Portfolio
01/01/2009 to 12/31/2009	$7.85527	$9.71908	2,166,656
01/01/2010 to 12/31/2010	$9.71908	$10.83459	2,247,302
01/01/2011 to 12/31/2011	$10.83459	$10.63439	1,860,010
01/01/2012 to 12/31/2012	$10.63439	$11.84857	1,996,758
01/01/2013 to 12/31/2013	$11.84857	$13.53958	2,019,006
01/01/2014 to 12/31/2014	$13.53958	$14.08485	1,892,904
01/01/2015 to 12/31/2015	$14.08485	$13.91948	1,714,509
01/01/2016 to 12/31/2016	$13.91948	$14.61703	1,599,320
01/01/2017 to 12/31/2017	$14.61703	$16.75689	1,546,904
01/01/2018 to 12/31/2018	$16.75689	$15.45957	1,320,574
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99837	$11.61220	6,086
01/01/2014 to 12/31/2014	$11.61220	$12.88386	6,083
01/01/2015 to 12/31/2015	$12.88386	$12.84926	6,081
01/01/2016 to 12/31/2016	$12.84926	$13.94620	0
01/01/2017 to 12/31/2017	$13.94620	$16.70014	0
01/01/2018 to 12/31/2018	$16.70014	$15.03928	0
AST Balanced Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.12177	$9.81762	5,945,452
01/01/2010 to 12/31/2010	$9.81762	$10.81044	5,652,783
01/01/2011 to 12/31/2011	$10.81044	$10.46997	5,046,150
01/01/2012 to 12/31/2012	$10.46997	$11.54487	4,764,301
01/01/2013 to 12/31/2013	$11.54487	$13.31596	4,304,492
01/01/2014 to 12/31/2014	$13.31596	$13.90632	4,000,044
01/01/2015 to 12/31/2015	$13.90632	$13.69850	3,588,568
01/01/2016 to 12/31/2016	$13.69850	$14.27638	3,295,429
01/01/2017 to 12/31/2017	$14.27638	$16.08368	2,805,198
01/01/2018 to 12/31/2018	$16.08368	$14.98857	2,474,274
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99783	$9.14700	2,561,870
01/01/2012 to 12/31/2012	$9.14700	$10.03408	2,379,956
01/01/2013 to 12/31/2013	$10.03408	$10.90494	2,212,214
01/01/2014 to 12/31/2014	$10.90494	$11.21444	2,015,807
01/01/2015 to 12/31/2015	$11.21444	$10.66453	1,896,455
01/01/2016 to 12/31/2016	$10.66453	$11.18368	1,592,764
01/01/2017 to 12/31/2017	$11.18368	$12.34782	1,447,311
01/01/2018 to 12/31/2018	$12.34782	$11.46539	1,272,858

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Low Duration Bond Portfolio
01/01/2009 to 12/31/2009	$10.59575	$11.45066	146,216
01/01/2010 to 12/31/2010	$11.45066	$11.66376	163,847
01/01/2011 to 12/31/2011	$11.66376	$11.69252	206,500
01/01/2012 to 12/31/2012	$11.69252	$12.00101	213,959
01/01/2013 to 12/31/2013	$12.00101	$11.50979	191,217
01/01/2014 to 12/31/2014	$11.50979	$11.27327	164,606
01/01/2015 to 12/31/2015	$11.27327	$11.10562	154,377
01/01/2016 to 12/31/2016	$11.10562	$11.06678	159,537
01/01/2017 to 12/31/2017	$11.06678	$11.03545	140,199
01/01/2018 to 12/31/2018	$11.03545	$10.89853	137,089
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2009 to 12/31/2009	$10.46055	$11.95037	589,127
01/01/2010 to 12/31/2010	$11.95037	$12.62027	690,427
01/01/2011 to 12/31/2011	$12.62027	$12.76640	619,970
01/01/2012 to 12/31/2012	$12.76640	$13.68232	590,891
01/01/2013 to 12/31/2013	$13.68232	$13.16753	496,719
01/01/2014 to 12/31/2014	$13.16753	$13.45558	363,693
01/01/2015 to 12/31/2015	$13.45558	$12.91358	304,576
01/01/2016 to 12/31/2016	$12.91358	$13.19618	258,247
01/01/2017 to 12/31/2017	$13.19618	$13.50243	236,924
01/01/2018 to 12/31/2018	$13.50243	$13.14886	128,065
AST Bond Portfolio 2018
01/01/2009 to 12/31/2009	$12.01642	$11.06804	84,267
01/01/2010 to 12/31/2010	$11.06804	$12.06476	34,821
01/01/2011 to 12/31/2011	$12.06476	$13.43484	16,829
01/01/2012 to 12/31/2012	$13.43484	$13.92390	13,819
01/01/2013 to 12/31/2013	$13.92390	$13.22183	11,840
01/01/2014 to 12/31/2014	$13.22183	$13.30767	6,204
01/01/2015 to 12/31/2015	$13.30767	$13.15249	5,065
01/01/2016 to 12/31/2016	$13.15249	$13.10255	4,737
01/01/2017 to 12/31/2017	$13.10255	$12.93770	4,591
01/01/2018 to 12/31/2018	$12.93770	$12.77834	0
AST Bond Portfolio 2019
01/01/2009 to 12/31/2009	$12.08513	$10.93579	85,471
01/01/2010 to 12/31/2010	$10.93579	$11.93948	65,479
01/01/2011 to 12/31/2011	$11.93948	$13.57548	53,824
01/01/2012 to 12/31/2012	$13.57548	$14.08871	36,382
01/01/2013 to 12/31/2013	$14.08871	$13.14508	32,317
01/01/2014 to 12/31/2014	$13.14508	$13.43680	7,974
01/01/2015 to 12/31/2015	$13.43680	$13.31437	7,614
01/01/2016 to 12/31/2016	$13.31437	$13.24269	3,042
01/01/2017 to 12/31/2017	$13.24269	$13.08237	3,036
01/01/2018 to 12/31/2018	$13.08237	$12.89695	3,031
AST Bond Portfolio 2020
01/02/2009* to 12/31/2009	$9.99891	$8.77441	7,864
01/01/2010 to 12/31/2010	$8.77441	$9.62130	76,880
01/01/2011 to 12/31/2011	$9.62130	$11.19462	26,646
01/01/2012 to 12/31/2012	$11.19462	$11.66835	0
01/01/2013 to 12/31/2013	$11.66835	$10.69415	0
01/01/2014 to 12/31/2014	$10.69415	$11.13020	0
01/01/2015 to 12/31/2015	$11.13020	$11.07850	0
01/01/2016 to 12/31/2016	$11.07850	$11.07415	0
01/01/2017 to 12/31/2017	$11.07415	$10.95378	0
01/01/2018 to 12/31/2018	$10.95378	$10.76940	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$9.99783	$10.99032	105,601
01/01/2011 to 12/31/2011	$10.99032	$12.96252	48,721
01/01/2012 to 12/31/2012	$12.96252	$13.57145	6,233
01/01/2013 to 12/31/2013	$13.57145	$12.37384	0
01/01/2014 to 12/31/2014	$12.37384	$13.06296	0
01/01/2015 to 12/31/2015	$13.06296	$13.03513	0
01/01/2016 to 12/31/2016	$13.03513	$13.03992	0
01/01/2017 to 12/31/2017	$13.03992	$12.98689	0
01/01/2018 to 12/31/2018	$12.98689	$12.73941	0
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99837	$12.00089	82,356
01/01/2012 to 12/31/2012	$12.00089	$12.45321	94,433
01/01/2013 to 12/31/2013	$12.45321	$11.01920	0
01/01/2014 to 12/31/2014	$11.01920	$11.92330	507
01/01/2015 to 12/31/2015	$11.92330	$11.93455	0
01/01/2016 to 12/31/2016	$11.93455	$11.91474	0
01/01/2017 to 12/31/2017	$11.91474	$11.86492	0
01/01/2018 to 12/31/2018	$11.86492	$11.61387	1,331
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99784	$10.38193	88,302
01/01/2013 to 12/31/2013	$10.38193	$9.14025	205,462
01/01/2014 to 12/31/2014	$9.14025	$10.09182	108,397
01/01/2015 to 12/31/2015	$10.09182	$10.16182	54,048
01/01/2016 to 12/31/2016	$10.16182	$10.15329	24,766
01/01/2017 to 12/31/2017	$10.15329	$10.12346	24,637
01/01/2018 to 12/31/2018	$10.12346	$9.89773	28,941
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99891	$8.73519	114,189
01/01/2014 to 12/31/2014	$8.73519	$9.81343	79,453
01/01/2015 to 12/31/2015	$9.81343	$9.89422	3,691
01/01/2016 to 12/31/2016	$9.89422	$9.88549	3,688
01/01/2017 to 12/31/2017	$9.88549	$9.85511	3,685
01/01/2018 to 12/31/2018	$9.85511	$9.59862	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99891	$11.28431	28,239
01/01/2015 to 12/31/2015	$11.28431	$11.28409	139,492
01/01/2016 to 12/31/2016	$11.28409	$11.33675	0
01/01/2017 to 12/31/2017	$11.33675	$11.31829	0
01/01/2018 to 12/31/2018	$11.31829	$11.01358	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99891	$9.92148	14,640
01/01/2016 to 12/31/2016	$9.92148	$9.92926	90,157
01/01/2017 to 12/31/2017	$9.92926	$9.97070	57,809
01/01/2018 to 12/31/2018	$9.97070	$9.67255	62,731
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	$9.99784	$9.86330	143,131
01/01/2017 to 12/31/2017	$9.86330	$9.93004	106,925
01/01/2018 to 12/31/2018	$9.93004	$9.61174	109,050
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	$9.99783	$10.02015	542
01/01/2018 to 12/31/2018	$10.02015	$9.62080	2,345
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	$9.99783	$9.64597	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Capital Growth Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.65036	$9.40019	7,061,251
01/01/2010 to 12/31/2010	$9.40019	$10.44844	7,048,991
01/01/2011 to 12/31/2011	$10.44844	$9.99527	5,733,047
01/01/2012 to 12/31/2012	$9.99527	$11.14375	5,794,095
01/01/2013 to 12/31/2013	$11.14375	$13.40316	5,561,564
01/01/2014 to 12/31/2014	$13.40316	$14.05954	5,159,637
01/01/2015 to 12/31/2015	$14.05954	$13.85730	4,557,267
01/01/2016 to 12/31/2016	$13.85730	$14.51489	4,154,588
01/01/2017 to 12/31/2017	$14.51489	$16.77688	3,844,907
01/01/2018 to 12/31/2018	$16.77688	$15.42341	3,200,542
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99837	$11.63153	31,921
01/01/2014 to 12/31/2014	$11.63153	$12.95539	33,950
01/01/2015 to 12/31/2015	$12.95539	$12.24764	31,041
01/01/2016 to 12/31/2016	$12.24764	$13.79645	13,983
01/01/2017 to 12/31/2017	$13.79645	$16.01600	22,704
01/01/2018 to 12/31/2018	$16.01600	$14.95203	18,909
AST Cohen & Steers Realty Portfolio
01/01/2009 to 12/31/2009	$8.02896	$10.38472	87,073
01/01/2010 to 12/31/2010	$10.38472	$13.10236	94,967
01/01/2011 to 12/31/2011	$13.10236	$13.69242	82,479
01/01/2012 to 12/31/2012	$13.69242	$15.48378	75,109
01/01/2013 to 12/31/2013	$15.48378	$15.65571	74,990
01/01/2014 to 12/31/2014	$15.65571	$20.09379	62,999
01/01/2015 to 12/31/2015	$20.09379	$20.65406	59,796
01/01/2016 to 12/31/2016	$20.65406	$21.22504	58,126
01/01/2017 to 12/31/2017	$21.22504	$22.10953	58,373
01/01/2018 to 12/31/2018	$22.10953	$20.64292	54,262
AST Fidelity Institutional AM® Quantitative Portfolio
formerly,AST FI Pyramis® Quantitative Portfolio
01/01/2009 to 12/31/2009	$7.21381	$8.75917	959,767
01/01/2010 to 12/31/2010	$8.75917	$9.82091	988,494
01/01/2011 to 12/31/2011	$9.82091	$9.48371	824,369
01/01/2012 to 12/31/2012	$9.48371	$10.28626	894,329
01/01/2013 to 12/31/2013	$10.28626	$11.57315	804,851
01/01/2014 to 12/31/2014	$11.57315	$11.70382	732,549
01/01/2015 to 12/31/2015	$11.70382	$11.58796	637,628
01/01/2016 to 12/31/2016	$11.58796	$11.84437	598,596
01/01/2017 to 12/31/2017	$11.84437	$13.52557	572,952
01/01/2018 to 12/31/2018	$13.52557	$12.23204	464,364
AST Global Real Estate Portfolio
01/01/2009 to 12/31/2009	$6.10468	$8.08576	8,784
01/01/2010 to 12/31/2010	$8.08576	$9.52851	10,875
01/01/2011 to 12/31/2011	$9.52851	$8.87118	7,211
01/01/2012 to 12/31/2012	$8.87118	$11.02821	9,204
01/01/2013 to 12/31/2013	$11.02821	$11.28195	16,945
01/01/2014 to 12/31/2014	$11.28195	$12.60075	4,157
01/01/2015 to 12/31/2015	$12.60075	$12.34260	6,031
01/01/2016 to 12/31/2016	$12.34260	$12.20948	3,333
01/01/2017 to 12/31/2017	$12.20948	$13.27383	1,618
01/01/2018 to 12/31/2018	$13.27383	$12.39929	1,395

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.05356	$8.24220	395,031
01/01/2010 to 12/31/2010	$8.24220	$9.12197	368,229
01/01/2011 to 12/31/2011	$9.12197	$8.44979	366,589
01/01/2012 to 12/31/2012	$8.44979	$9.91302	308,988
01/01/2013 to 12/31/2013	$9.91302	$12.97859	311,948
01/01/2014 to 12/31/2014	$12.97859	$14.39506	174,537
01/01/2015 to 12/31/2015	$14.39506	$13.46060	328,713
01/01/2016 to 12/31/2016	$13.46060	$14.72036	293,428
01/01/2017 to 12/31/2017	$14.72036	$15.83914	287,099
01/01/2018 to 12/31/2018	$15.83914	$14.20279	264,255
AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$7.46504	$11.49714	50,576
01/01/2010 to 12/31/2010	$11.49714	$13.50650	53,437
01/01/2011 to 12/31/2011	$13.50650	$12.84773	41,030
01/01/2012 to 12/31/2012	$12.84773	$15.06598	43,172
01/01/2013 to 12/31/2013	$15.06598	$19.52547	45,442
01/01/2014 to 12/31/2014	$19.52547	$21.34921	47,294
01/01/2015 to 12/31/2015	$21.34921	$19.74053	163,670
01/01/2016 to 12/31/2016	$19.74053	$19.67264	148,322
01/01/2017 to 12/31/2017	$19.67264	$24.51333	142,122
01/01/2018 to 12/31/2018	$24.51333	$22.98494	135,522
AST Goldman Sachs Multi-Asset Portfolio
01/01/2009 to 12/31/2009	$7.59959	$9.19270	375,735
01/01/2010 to 12/31/2010	$9.19270	$10.05774	363,119
01/01/2011 to 12/31/2011	$10.05774	$9.81078	361,319
01/01/2012 to 12/31/2012	$9.81078	$10.59247	296,148
01/01/2013 to 12/31/2013	$10.59247	$11.40471	253,191
01/01/2014 to 12/31/2014	$11.40471	$11.63291	231,002
01/01/2015 to 12/31/2015	$11.63291	$11.30102	216,385
01/01/2016 to 12/31/2016	$11.30102	$11.66233	178,014
01/01/2017 to 12/31/2017	$11.66233	$12.83869	182,669
01/01/2018 to 12/31/2018	$12.83869	$11.69727	114,958
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.62852	$9.48684	12,889
01/01/2010 to 12/31/2010	$9.48684	$11.79052	51,389
01/01/2011 to 12/31/2011	$11.79052	$11.71022	18,168
01/01/2012 to 12/31/2012	$11.71022	$13.28156	20,688
01/01/2013 to 12/31/2013	$13.28156	$18.07502	77,722
01/01/2014 to 12/31/2014	$18.07502	$18.99611	44,190
01/01/2015 to 12/31/2015	$18.99611	$17.60031	35,473
01/01/2016 to 12/31/2016	$17.60031	$21.45122	32,067
01/01/2017 to 12/31/2017	$21.45122	$23.59500	37,483
01/01/2018 to 12/31/2018	$23.59500	$19.87655	20,949
AST Government Money Market Portfolio
01/01/2009 to 12/31/2009	$10.52918	$10.34785	586,507
01/01/2010 to 12/31/2010	$10.34785	$10.14728	315,255
01/01/2011 to 12/31/2011	$10.14728	$9.95080	345,766
01/01/2012 to 12/31/2012	$9.95080	$9.75612	341,542
01/01/2013 to 12/31/2013	$9.75612	$9.56479	140,008
01/01/2014 to 12/31/2014	$9.56479	$9.37722	87,534
01/01/2015 to 12/31/2015	$9.37722	$9.19333	81,255
01/01/2016 to 12/31/2016	$9.19333	$9.01356	179,265
01/01/2017 to 12/31/2017	$9.01356	$8.86728	209,725
01/01/2018 to 12/31/2018	$8.86728	$8.80547	71,102

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST High Yield Portfolio
01/01/2009 to 12/31/2009	$7.80022	$10.36610	46,663
01/01/2010 to 12/31/2010	$10.36610	$11.53495	41,207
01/01/2011 to 12/31/2011	$11.53495	$11.66806	48,460
01/01/2012 to 12/31/2012	$11.66806	$13.02596	53,505
01/01/2013 to 12/31/2013	$13.02596	$13.68754	48,598
01/01/2014 to 12/31/2014	$13.68754	$13.76235	44,179
01/01/2015 to 12/31/2015	$13.76235	$13.01159	42,835
01/01/2016 to 12/31/2016	$13.01159	$14.72108	34,640
01/01/2017 to 12/31/2017	$14.72108	$15.51152	33,328
01/01/2018 to 12/31/2018	$15.51152	$14.90370	29,524
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.66999	$7.81007	69,788
01/01/2010 to 12/31/2010	$7.81007	$8.66458	56,880
01/01/2011 to 12/31/2011	$8.66458	$8.13952	55,857
01/01/2012 to 12/31/2012	$8.13952	$9.32719	61,834
01/01/2013 to 12/31/2013	$9.32719	$12.78940	74,301
01/01/2014 to 12/31/2014	$12.78940	$14.26226	65,264
01/01/2015 to 12/31/2015	$14.26226	$12.88685	44,603
01/01/2016 to 12/31/2016	$12.88685	$15.14735	30,437
01/01/2017 to 12/31/2017	$15.14735	$17.70138	36,640
01/01/2018 to 12/31/2018	$17.70138	$14.89646	20,737
AST International Growth Portfolio
01/01/2009 to 12/31/2009	$6.02671	$7.99362	156,357
01/01/2010 to 12/31/2010	$7.99362	$8.97315	142,792
01/01/2011 to 12/31/2011	$8.97315	$7.66043	116,530
01/01/2012 to 12/31/2012	$7.66043	$9.03951	96,195
01/01/2013 to 12/31/2013	$9.03951	$10.55122	75,763
01/01/2014 to 12/31/2014	$10.55122	$9.77282	66,655
01/01/2015 to 12/31/2015	$9.77282	$9.88283	65,208
01/01/2016 to 12/31/2016	$9.88283	$9.32341	65,363
01/01/2017 to 12/31/2017	$9.32341	$12.37946	63,514
01/01/2018 to 12/31/2018	$12.37946	$10.51759	65,624
AST International Value Portfolio
01/01/2009 to 12/31/2009	$6.87641	$8.79761	94,195
01/01/2010 to 12/31/2010	$8.79761	$9.58113	88,078
01/01/2011 to 12/31/2011	$9.58113	$8.21462	78,075
01/01/2012 to 12/31/2012	$8.21462	$9.39636	75,787
01/01/2013 to 12/31/2013	$9.39636	$11.00543	74,168
01/01/2014 to 12/31/2014	$11.00543	$10.06627	61,656
01/01/2015 to 12/31/2015	$10.06627	$9.94954	58,420
01/01/2016 to 12/31/2016	$9.94954	$9.81144	55,859
01/01/2017 to 12/31/2017	$9.81144	$11.81402	53,540
01/01/2018 to 12/31/2018	$11.81402	$9.71231	54,258
AST Investment Grade Bond Portfolio
01/01/2009 to 12/31/2009	$10.70083	$11.67692	2,124,345
01/01/2010 to 12/31/2010	$11.67692	$12.68549	1,168,165
01/01/2011 to 12/31/2011	$12.68549	$13.98483	3,388,371
01/01/2012 to 12/31/2012	$13.98483	$14.99920	1,858,678
01/01/2013 to 12/31/2013	$14.99920	$14.23708	1,055,361
01/01/2014 to 12/31/2014	$14.23708	$14.89713	967,866
01/01/2015 to 12/31/2015	$14.89713	$14.77639	1,590,680
01/01/2016 to 12/31/2016	$14.77639	$15.09637	1,765,039
01/01/2017 to 12/31/2017	$15.09637	$15.43939	1,194,688
01/01/2018 to 12/31/2018	$15.43939	$15.09465	2,419,716

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Global Thematic Portfolio
01/01/2009 to 12/31/2009	$7.12455	$8.84741	128,171
01/01/2010 to 12/31/2010	$8.84741	$9.87243	141,753
01/01/2011 to 12/31/2011	$9.87243	$9.62404	124,364
01/01/2012 to 12/31/2012	$9.62404	$10.71671	140,104
01/01/2013 to 12/31/2013	$10.71671	$12.21717	128,730
01/01/2014 to 12/31/2014	$12.21717	$12.73989	126,433
01/01/2015 to 12/31/2015	$12.73989	$12.35920	118,512
01/01/2016 to 12/31/2016	$12.35920	$12.74956	112,254
01/01/2017 to 12/31/2017	$12.74956	$14.61968	104,928
01/01/2018 to 12/31/2018	$14.61968	$13.27495	83,730
AST J.P. Morgan International Equity Portfolio
01/01/2009 to 12/31/2009	$7.88578	$10.50517	143,651
01/01/2010 to 12/31/2010	$10.50517	$11.03780	129,026
01/01/2011 to 12/31/2011	$11.03780	$9.83134	125,803
01/01/2012 to 12/31/2012	$9.83134	$11.74996	124,436
01/01/2013 to 12/31/2013	$11.74996	$13.28916	139,693
01/01/2014 to 12/31/2014	$13.28916	$12.19916	111,250
01/01/2015 to 12/31/2015	$12.19916	$11.62558	106,621
01/01/2016 to 12/31/2016	$11.62558	$11.61833	83,360
01/01/2017 to 12/31/2017	$11.61833	$14.76656	85,944
01/01/2018 to 12/31/2018	$14.76656	$11.94664	67,975
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2009 to 12/31/2009	$9.31756	$11.14647	582,874
01/01/2010 to 12/31/2010	$11.14647	$11.72786	603,595
01/01/2011 to 12/31/2011	$11.72786	$11.52499	480,501
01/01/2012 to 12/31/2012	$11.52499	$12.50989	437,810
01/01/2013 to 12/31/2013	$12.50989	$13.61768	390,388
01/01/2014 to 12/31/2014	$13.61768	$14.07806	349,861
01/01/2015 to 12/31/2015	$14.07806	$13.77683	323,062
01/01/2016 to 12/31/2016	$13.77683	$14.02570	289,917
01/01/2017 to 12/31/2017	$14.02570	$15.42107	280,969
01/01/2018 to 12/31/2018	$15.42107	$14.34209	222,839
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08376	$10.28632	1,364
01/01/2010 to 12/31/2010	$10.28632	$11.22592	874
01/01/2011 to 12/31/2011	$11.22592	$11.07902	16,790
01/01/2012 to 12/31/2012	$11.07902	$12.51096	21,265
01/01/2013 to 12/31/2013	$12.51096	$16.74199	27,850
01/01/2014 to 12/31/2014	$16.74199	$17.97368	57,774
01/01/2015 to 12/31/2015	$17.97368	$19.49526	44,381
01/01/2016 to 12/31/2016	$19.49526	$18.83387	21,026
01/01/2017 to 12/31/2017	$18.83387	$25.08180	18,422
01/01/2018 to 12/31/2018	$25.08180	$24.19105	12,649
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$7.11622	$9.05285	209,647
01/01/2010 to 12/31/2010	$9.05285	$10.62849	194,264
01/01/2011 to 12/31/2011	$10.62849	$10.32516	172,784
01/01/2012 to 12/31/2012	$10.32516	$11.36411	148,698
01/01/2013 to 12/31/2013	$11.36411	$15.22043	139,121
01/01/2014 to 12/31/2014	$15.22043	$16.50219	117,477
01/01/2015 to 12/31/2015	$16.50219	$17.80805	104,033
01/01/2016 to 12/31/2016	$17.80805	$18.43317	96,174
01/01/2017 to 12/31/2017	$18.43317	$24.03490	88,203
01/01/2018 to 12/31/2018	$24.03490	$22.92759	72,833

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Global Equity Portfolio
01/01/2009 to 12/31/2009	$8.83785	$11.39455	69,641
01/01/2010 to 12/31/2010	$11.39455	$12.51694	66,775
01/01/2011 to 12/31/2011	$12.51694	$11.88737	55,650
01/01/2012 to 12/31/2012	$11.88737	$14.34349	40,643
01/01/2013 to 12/31/2013	$14.34349	$17.94830	44,837
01/01/2014 to 12/31/2014	$17.94830	$18.23517	52,833
01/01/2015 to 12/31/2015	$18.23517	$17.61561	44,874
01/01/2016 to 12/31/2016	$17.61561	$18.49924	46,396
01/01/2017 to 12/31/2017	$18.49924	$22.46148	40,687
01/01/2018 to 12/31/2018	$22.46148	$19.91513	32,402
AST MFS Growth Portfolio
01/01/2009 to 12/31/2009	$8.12919	$9.90685	49,466
01/01/2010 to 12/31/2010	$9.90685	$10.95423	54,189
01/01/2011 to 12/31/2011	$10.95423	$10.67597	33,720
01/01/2012 to 12/31/2012	$10.67597	$12.25442	35,109
01/01/2013 to 12/31/2013	$12.25442	$16.42420	55,647
01/01/2014 to 12/31/2014	$16.42420	$17.50473	24,629
01/01/2015 to 12/31/2015	$17.50473	$18.40205	15,293
01/01/2016 to 12/31/2016	$18.40205	$18.38680	14,779
01/01/2017 to 12/31/2017	$18.38680	$23.56302	12,114
01/01/2018 to 12/31/2018	$23.56302	$23.59499	12,568
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99838	$10.18480	0
01/01/2013 to 12/31/2013	$10.18480	$13.43053	8,046
01/01/2014 to 12/31/2014	$13.43053	$14.51254	8,125
01/01/2015 to 12/31/2015	$14.51254	$14.12496	7,859
01/01/2016 to 12/31/2016	$14.12496	$15.71064	12,712
01/01/2017 to 12/31/2017	$15.71064	$18.07433	20,936
01/01/2018 to 12/31/2018	$18.07433	$15.91948	12,794
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.74815	$9.30482	64,787
01/01/2010 to 12/31/2010	$9.30482	$11.26042	54,472
01/01/2011 to 12/31/2011	$11.26042	$10.76561	53,309
01/01/2012 to 12/31/2012	$10.76561	$12.36201	56,155
01/01/2013 to 12/31/2013	$12.36201	$17.21092	74,684
01/01/2014 to 12/31/2014	$17.21092	$19.27797	66,820
01/01/2015 to 12/31/2015	$19.27797	$17.83449	54,880
01/01/2016 to 12/31/2016	$17.83449	$20.67312	51,181
01/01/2017 to 12/31/2017	$20.67312	$23.06370	50,598
01/01/2018 to 12/31/2018	$23.06370	$18.89115	35,741
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99838	$10.30158	81,008
01/01/2013 to 12/31/2013	$10.30158	$12.00993	68,106
01/01/2014 to 12/31/2014	$12.00993	$12.37947	64,156
01/01/2015 to 12/31/2015	$12.37947	$11.98603	55,878
01/01/2016 to 12/31/2016	$11.98603	$12.25940	76,303
01/01/2017 to 12/31/2017	$12.25940	$14.00195	45,489
01/01/2018 to 12/31/2018	$14.00195	$12.59007	35,306

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Parametric Emerging Markets Equity Portfolio
01/01/2009 to 12/31/2009	$5.56591	$9.08638	170,536
01/01/2010 to 12/31/2010	$9.08638	$10.89213	190,362
01/01/2011 to 12/31/2011	$10.89213	$8.51405	147,056
01/01/2012 to 12/31/2012	$8.51405	$9.84347	149,372
01/01/2013 to 12/31/2013	$9.84347	$9.67202	164,692
01/01/2014 to 12/31/2014	$9.67202	$9.03829	66,829
01/01/2015 to 12/31/2015	$9.03829	$7.37877	49,296
01/01/2016 to 12/31/2016	$7.37877	$8.12868	57,422
01/01/2017 to 12/31/2017	$8.12868	$10.07191	74,777
01/01/2018 to 12/31/2018	$10.07191	$8.48637	44,463
AST Preservation Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.93562	$10.51580	3,387,171
01/01/2010 to 12/31/2010	$10.51580	$11.39953	3,342,275
01/01/2011 to 12/31/2011	$11.39953	$11.28767	3,067,168
01/01/2012 to 12/31/2012	$11.28767	$12.21401	2,917,636
01/01/2013 to 12/31/2013	$12.21401	$13.07757	2,580,011
01/01/2014 to 12/31/2014	$13.07757	$13.56155	2,231,114
01/01/2015 to 12/31/2015	$13.56155	$13.31474	1,921,323
01/01/2016 to 12/31/2016	$13.31474	$13.77551	1,758,438
01/01/2017 to 12/31/2017	$13.77551	$14.87434	1,679,979
01/01/2018 to 12/31/2018	$14.87434	$14.16695	1,400,238
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01829	$10.06516	0
01/01/2012 to 12/31/2012	$10.06516	$10.56916	2,546
01/01/2013 to 12/31/2013	$10.56916	$10.12224	25,952
01/01/2014 to 12/31/2014	$10.12224	$10.52520	31,880
01/01/2015 to 12/31/2015	$10.52520	$10.29116	23,425
01/01/2016 to 12/31/2016	$10.29116	$10.51449	1,599
01/01/2017 to 12/31/2017	$10.51449	$10.89342	1,741
01/01/2018 to 12/31/2018	$10.89342	$10.59176	4,131
AST Prudential Growth Allocation Portfolio
01/01/2009 to 12/31/2009	$6.63806	$8.19841	1,894,696
01/01/2010 to 12/31/2010	$8.19841	$9.56644	1,969,413
01/01/2011 to 12/31/2011	$9.56644	$8.79623	1,363,057
01/01/2012 to 12/31/2012	$8.79623	$9.73774	1,518,836
01/01/2013 to 12/31/2013	$9.73774	$11.17223	1,352,995
01/01/2014 to 12/31/2014	$11.17223	$11.96055	1,315,331
01/01/2015 to 12/31/2015	$11.96055	$11.65412	1,693,087
01/01/2016 to 12/31/2016	$11.65412	$12.57948	1,594,736
01/01/2017 to 12/31/2017	$12.57948	$14.31873	2,142,011
01/01/2018 to 12/31/2018	$14.31873	$12.97023	1,547,160
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99837	$11.65174	0
01/01/2014 to 12/31/2014	$11.65174	$13.16434	0
01/01/2015 to 12/31/2015	$13.16434	$13.10528	0
01/01/2016 to 12/31/2016	$13.10528	$14.24377	0
01/01/2017 to 12/31/2017	$14.24377	$16.95536	0
01/01/2018 to 12/31/2018	$16.95536	$15.43234	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST QMA US Equity Alpha Portfolio
01/01/2009 to 12/31/2009	$6.88447	$8.22238	47,462
01/01/2010 to 12/31/2010	$8.22238	$9.27431	44,819
01/01/2011 to 12/31/2011	$9.27431	$9.40705	44,044
01/01/2012 to 12/31/2012	$9.40705	$10.95646	38,467
01/01/2013 to 12/31/2013	$10.95646	$14.22503	48,287
01/01/2014 to 12/31/2014	$14.22503	$16.34662	65,598
01/01/2015 to 12/31/2015	$16.34662	$16.51953	60,837
01/01/2016 to 12/31/2016	$16.51953	$18.60091	49,238
01/01/2017 to 12/31/2017	$18.60091	$22.29513	49,301
01/01/2018 to 12/31/2018	$22.29513	$20.05965	43,101
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99837	$8.88098	0
01/01/2012 to 12/31/2012	$8.88098	$9.85218	0
01/01/2013 to 12/31/2013	$9.85218	$11.82239	0
01/01/2014 to 12/31/2014	$11.82239	$12.34402	0
01/01/2015 to 12/31/2015	$12.34402	$12.12017	16,541
01/01/2016 to 12/31/2016	$12.12017	$12.63420	16,541
01/01/2017 to 12/31/2017	$12.63420	$14.64036	0
01/01/2018 to 12/31/2018	$14.64036	$13.41480	0
AST RCM World Trends Portfolio
01/01/2009 to 12/31/2009	$7.33101	$8.86828	876,771
01/01/2010 to 12/31/2010	$8.86828	$9.73060	889,197
01/01/2011 to 12/31/2011	$9.73060	$9.36678	787,948
01/01/2012 to 12/31/2012	$9.36678	$10.12706	845,384
01/01/2013 to 12/31/2013	$10.12706	$11.16345	668,051
01/01/2014 to 12/31/2014	$11.16345	$11.50703	580,591
01/01/2015 to 12/31/2015	$11.50703	$11.26269	532,096
01/01/2016 to 12/31/2016	$11.26269	$11.57392	428,080
01/01/2017 to 12/31/2017	$11.57392	$13.18958	454,853
01/01/2018 to 12/31/2018	$13.18958	$11.90770	318,152
AST Small-Cap Growth Opportunities Portfolio
01/01/2009 to 12/31/2009	$7.22906	$9.40232	35,432
01/01/2010 to 12/31/2010	$9.40232	$12.21815	33,322
01/01/2011 to 12/31/2011	$12.21815	$10.40817	61,481
01/01/2012 to 12/31/2012	$10.40817	$12.25201	64,255
01/01/2013 to 12/31/2013	$12.25201	$16.91414	63,124
01/01/2014 to 12/31/2014	$16.91414	$17.40177	54,000
01/01/2015 to 12/31/2015	$17.40177	$17.28813	44,173
01/01/2016 to 12/31/2016	$17.28813	$18.25490	40,264
01/01/2017 to 12/31/2017	$18.25490	$22.85392	33,555
01/01/2018 to 12/31/2018	$22.85392	$19.97386	29,972
AST Small-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.62159	$8.69297	21,177
01/01/2010 to 12/31/2010	$8.69297	$11.62640	12,981
01/01/2011 to 12/31/2011	$11.62640	$11.28700	14,569
01/01/2012 to 12/31/2012	$11.28700	$12.41265	14,922
01/01/2013 to 12/31/2013	$12.41265	$16.44967	15,992
01/01/2014 to 12/31/2014	$16.44967	$16.74306	16,073
01/01/2015 to 12/31/2015	$16.74306	$16.54363	18,553
01/01/2016 to 12/31/2016	$16.54363	$18.17876	15,045
01/01/2017 to 12/31/2017	$18.17876	$22.08581	13,913
01/01/2018 to 12/31/2018	$22.08581	$19.83073	10,581

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.96731	$9.92002	100,896
01/01/2010 to 12/31/2010	$9.92002	$12.25369	88,868
01/01/2011 to 12/31/2011	$12.25369	$11.29575	81,692
01/01/2012 to 12/31/2012	$11.29575	$13.08511	72,140
01/01/2013 to 12/31/2013	$13.08511	$17.62661	68,000
01/01/2014 to 12/31/2014	$17.62661	$18.19129	55,807
01/01/2015 to 12/31/2015	$18.19129	$17.06585	51,986
01/01/2016 to 12/31/2016	$17.06585	$21.61833	50,546
01/01/2017 to 12/31/2017	$21.61833	$22.75270	49,563
01/01/2018 to 12/31/2018	$22.75270	$18.49547	48,523
AST T. Rowe Price Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.61898	$10.48975	1,351,433
01/01/2010 to 12/31/2010	$10.48975	$11.47036	1,375,810
01/01/2011 to 12/31/2011	$11.47036	$11.46887	1,177,868
01/01/2012 to 12/31/2012	$11.46887	$12.76116	1,287,000
01/01/2013 to 12/31/2013	$12.76116	$14.61687	1,160,351
01/01/2014 to 12/31/2014	$14.61687	$15.17293	1,124,054
01/01/2015 to 12/31/2015	$15.17293	$14.88160	1,123,720
01/01/2016 to 12/31/2016	$14.88160	$15.69112	1,034,091
01/01/2017 to 12/31/2017	$15.69112	$17.75445	1,018,034
01/01/2018 to 12/31/2018	$17.75445	$16.47730	861,046
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.45716	$9.70941	152,809
01/01/2010 to 12/31/2010	$9.70941	$11.02414	123,355
01/01/2011 to 12/31/2011	$11.02414	$10.62508	117,954
01/01/2012 to 12/31/2012	$10.62508	$12.24799	112,648
01/01/2013 to 12/31/2013	$12.24799	$17.29463	102,273
01/01/2014 to 12/31/2014	$17.29463	$18.37052	96,503
01/01/2015 to 12/31/2015	$18.37052	$19.73636	84,773
01/01/2016 to 12/31/2016	$19.73636	$19.87233	80,819
01/01/2017 to 12/31/2017	$19.87233	$26.86535	84,119
01/01/2018 to 12/31/2018	$26.86535	$27.35394	79,944
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.77505	$9.01434	156,120
01/01/2010 to 12/31/2010	$9.01434	$9.93724	144,108
01/01/2011 to 12/31/2011	$9.93724	$9.69471	143,677
01/01/2012 to 12/31/2012	$9.69471	$10.77810	135,757
01/01/2013 to 12/31/2013	$10.77810	$14.22606	132,909
01/01/2014 to 12/31/2014	$14.22606	$14.16445	131,096
01/01/2015 to 12/31/2015	$14.16445	$13.04459	128,834
01/01/2016 to 12/31/2016	$13.04459	$13.57314	126,529
01/01/2017 to 12/31/2017	$13.57314	$15.51050	124,086
01/01/2018 to 12/31/2018	$15.51050	$13.72821	123,998
AST T. Rowe Price Natural Resources Portfolio
01/01/2009 to 12/31/2009	$8.98133	$13.15053	51,255
01/01/2010 to 12/31/2010	$13.15053	$15.52981	52,620
01/01/2011 to 12/31/2011	$15.52981	$12.95425	54,604
01/01/2012 to 12/31/2012	$12.95425	$13.15910	45,331
01/01/2013 to 12/31/2013	$13.15910	$14.88539	33,264
01/01/2014 to 12/31/2014	$14.88539	$13.37329	34,424
01/01/2015 to 12/31/2015	$13.37329	$10.58666	32,782
01/01/2016 to 12/31/2016	$10.58666	$12.93440	40,454
01/01/2017 to 12/31/2017	$12.93440	$13.98848	37,518
01/01/2018 to 12/31/2018	$13.98848	$11.42893	23,793

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Templeton Global Bond Portfolio
01/01/2009 to 12/31/2009	$10.09452	$11.09557	67,136
01/01/2010 to 12/31/2010	$11.09557	$11.50292	60,985
01/01/2011 to 12/31/2011	$11.50292	$11.74276	72,572
01/01/2012 to 12/31/2012	$11.74276	$12.11361	66,688
01/01/2013 to 12/31/2013	$12.11361	$11.43039	58,257
01/01/2014 to 12/31/2014	$11.43039	$11.26871	49,991
01/01/2015 to 12/31/2015	$11.26871	$10.53756	48,329
01/01/2016 to 12/31/2016	$10.53756	$10.78160	35,665
01/01/2017 to 12/31/2017	$10.78160	$10.78646	32,344
01/01/2018 to 12/31/2018	$10.78646	$10.78515	26,769
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.06599	$9.62124	20,667
01/01/2010 to 12/31/2010	$9.62124	$11.65953	22,107
01/01/2011 to 12/31/2011	$11.65953	$11.03672	14,167
01/01/2012 to 12/31/2012	$11.03672	$12.81203	10,373
01/01/2013 to 12/31/2013	$12.81203	$16.63249	9,196
01/01/2014 to 12/31/2014	$16.63249	$18.74732	1,694
01/01/2015 to 12/31/2015	$18.74732	$17.16504	1,416
01/01/2016 to 12/31/2016	$17.16504	$19.18456	2,429
01/01/2017 to 12/31/2017	$19.18456	$22.29489	2,773
01/01/2018 to 12/31/2018	$22.29489	$18.24340	1,422
AST Wellington Management Hedged Equity Portfolio
01/01/2009 to 12/31/2009	$6.88390	$8.66769	690,320
01/01/2010 to 12/31/2010	$8.66769	$9.74160	635,594
01/01/2011 to 12/31/2011	$9.74160	$9.22075	597,446
01/01/2012 to 12/31/2012	$9.22075	$10.03476	628,595
01/01/2013 to 12/31/2013	$10.03476	$11.85510	616,561
01/01/2014 to 12/31/2014	$11.85510	$12.26244	614,396
01/01/2015 to 12/31/2015	$12.26244	$11.94590	594,254
01/01/2016 to 12/31/2016	$11.94590	$12.47643	540,510
01/01/2017 to 12/31/2017	$12.47643	$13.89528	515,987
01/01/2018 to 12/31/2018	$13.89528	$12.94062	349,990
AST Western Asset Core Plus Bond Portfolio
01/01/2009 to 12/31/2009	$9.27033	$10.14552	108,478
01/01/2010 to 12/31/2010	$10.14552	$10.72220	115,585
01/01/2011 to 12/31/2011	$10.72220	$11.14563	109,867
01/01/2012 to 12/31/2012	$11.14563	$11.78482	126,306
01/01/2013 to 12/31/2013	$11.78482	$11.38119	128,979
01/01/2014 to 12/31/2014	$11.38119	$11.96112	141,441
01/01/2015 to 12/31/2015	$11.96112	$11.87155	121,362
01/01/2016 to 12/31/2016	$11.87155	$12.23875	104,781
01/01/2017 to 12/31/2017	$12.23875	$12.75626	127,731
01/01/2018 to 12/31/2018	$12.75626	$12.22162	171,339
*Denotes the start date of these sub-accounts

PREMIER B SERIES
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: Lifetime Five Income Benefit, OR Highest Daily Lifetime Five Income Benefit, and Combination 5% roll-up and HAV Death Benefit (2.25%) OR Lifetime Five Income Benefit and Highest Daily Value Death Benefit (2.25%) OR HD GRO 60 bps and
Combo DB (2.25%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.79271	$9.47766	7,744,445
01/01/2010 to 12/31/2010	$9.47766	$10.37822	7,544,568
01/01/2011 to 12/31/2011	$10.37822	$9.88032	6,843,878
01/01/2012 to 12/31/2012	$9.88032	$10.87687	6,139,919
01/01/2013 to 12/31/2013	$10.87687	$11.69852	5,753,215
01/01/2014 to 12/31/2014	$11.69852	$11.87790	5,166,237
01/01/2015 to 12/31/2015	$11.87790	$11.24248	4,856,377
01/01/2016 to 12/31/2016	$11.24248	$11.69226	4,354,685
01/01/2017 to 12/31/2017	$11.69226	$12.87480	3,885,160
01/01/2018 to 12/31/2018	$12.87480	$11.56559	3,483,655
AST Advanced Strategies Portfolio
01/01/2009 to 12/31/2009	$7.80171	$9.62915	2,200,107
01/01/2010 to 12/31/2010	$9.62915	$10.70809	2,131,338
01/01/2011 to 12/31/2011	$10.70809	$10.48454	2,058,340
01/01/2012 to 12/31/2012	$10.48454	$11.65298	1,940,847
01/01/2013 to 12/31/2013	$11.65298	$13.28346	1,866,714
01/01/2014 to 12/31/2014	$13.28346	$13.78454	1,747,809
01/01/2015 to 12/31/2015	$13.78454	$13.58938	1,779,764
01/01/2016 to 12/31/2016	$13.58938	$14.23548	1,675,249
01/01/2017 to 12/31/2017	$14.23548	$16.27973	1,393,573
01/01/2018 to 12/31/2018	$16.27973	$14.98237	1,281,267
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99817	$11.59284	0
01/01/2014 to 12/31/2014	$11.59284	$12.83088	0
01/01/2015 to 12/31/2015	$12.83088	$12.76527	0
01/01/2016 to 12/31/2016	$12.76527	$13.82122	0
01/01/2017 to 12/31/2017	$13.82122	$16.51016	0
01/01/2018 to 12/31/2018	$16.51016	$14.83150	0
AST Balanced Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.06061	$9.71989	5,689,327
01/01/2010 to 12/31/2010	$9.71989	$10.67667	5,049,654
01/01/2011 to 12/31/2011	$10.67667	$10.31523	4,565,268
01/01/2012 to 12/31/2012	$10.31523	$11.34646	4,118,548
01/01/2013 to 12/31/2013	$11.34646	$13.05510	3,855,143
01/01/2014 to 12/31/2014	$13.05510	$13.60049	3,340,342
01/01/2015 to 12/31/2015	$13.60049	$13.36449	3,090,397
01/01/2016 to 12/31/2016	$13.36449	$13.89432	2,823,907
01/01/2017 to 12/31/2017	$13.89432	$15.61497	2,835,722
01/01/2018 to 12/31/2018	$15.61497	$14.51601	2,504,159
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99756	$9.13191	1,589,823
01/01/2012 to 12/31/2012	$9.13191	$9.99296	1,398,698
01/01/2013 to 12/31/2013	$9.99296	$10.83380	1,245,656
01/01/2014 to 12/31/2014	$10.83380	$11.11408	1,115,972
01/01/2015 to 12/31/2015	$11.11408	$10.54337	959,575
01/01/2016 to 12/31/2016	$10.54337	$11.02957	874,263
01/01/2017 to 12/31/2017	$11.02957	$12.14802	791,937
01/01/2018 to 12/31/2018	$12.14802	$11.25208	677,331

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Low Duration Bond Portfolio
01/01/2009 to 12/31/2009	$10.49732	$11.31653	0
01/01/2010 to 12/31/2010	$11.31653	$11.49897	0
01/01/2011 to 12/31/2011	$11.49897	$11.49917	0
01/01/2012 to 12/31/2012	$11.49917	$11.77377	0
01/01/2013 to 12/31/2013	$11.77377	$11.26437	0
01/01/2014 to 12/31/2014	$11.26437	$11.00598	0
01/01/2015 to 12/31/2015	$11.00598	$10.81574	0
01/01/2016 to 12/31/2016	$10.81574	$10.75124	0
01/01/2017 to 12/31/2017	$10.75124	$10.69420	0
01/01/2018 to 12/31/2018	$10.69420	$10.53559	0
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2009 to 12/31/2009	$10.39223	$11.84329	1,354
01/01/2010 to 12/31/2010	$11.84329	$12.47663	1,353
01/01/2011 to 12/31/2011	$12.47663	$12.59042	0
01/01/2012 to 12/31/2012	$12.59042	$13.46070	0
01/01/2013 to 12/31/2013	$13.46070	$12.92255	0
01/01/2014 to 12/31/2014	$12.92255	$13.17297	0
01/01/2015 to 12/31/2015	$13.17297	$12.61153	0
01/01/2016 to 12/31/2016	$12.61153	$12.85612	0
01/01/2017 to 12/31/2017	$12.85612	$13.12239	0
01/01/2018 to 12/31/2018	$13.12239	$12.74736	0
AST Bond Portfolio 2018
05/01/2009* to 12/31/2009	$9.92260	$9.66626	0
01/01/2010 to 12/31/2010	$9.66626	$10.51104	0
01/01/2011 to 12/31/2011	$10.51104	$11.67616	0
01/01/2012 to 12/31/2012	$11.67616	$12.07152	0
01/01/2013 to 12/31/2013	$12.07152	$11.43481	0
01/01/2014 to 12/31/2014	$11.43481	$11.48095	0
01/01/2015 to 12/31/2015	$11.48095	$11.31930	0
01/01/2016 to 12/31/2016	$11.31930	$11.24885	0
01/01/2017 to 12/31/2017	$11.24885	$11.08037	0
01/01/2018 to 12/31/2018	$11.08037	$10.91732	0
AST Bond Portfolio 2019
05/01/2009* to 12/31/2009	$9.90537	$9.56715	0
01/01/2010 to 12/31/2010	$9.56715	$10.41967	0
01/01/2011 to 12/31/2011	$10.41967	$11.81852	0
01/01/2012 to 12/31/2012	$11.81852	$12.23524	0
01/01/2013 to 12/31/2013	$12.23524	$11.38790	0
01/01/2014 to 12/31/2014	$11.38790	$11.61219	0
01/01/2015 to 12/31/2015	$11.61219	$11.47826	0
01/01/2016 to 12/31/2016	$11.47826	$11.38857	0
01/01/2017 to 12/31/2017	$11.38857	$11.22342	0
01/01/2018 to 12/31/2018	$11.22342	$11.03740	0
AST Bond Portfolio 2020
05/01/2009* to 12/31/2009	$9.88409	$9.24236	0
01/01/2010 to 12/31/2010	$9.24236	$10.10963	676
01/01/2011 to 12/31/2011	$10.10963	$11.73410	0
01/01/2012 to 12/31/2012	$11.73410	$12.20077	0
01/01/2013 to 12/31/2013	$12.20077	$11.15482	0
01/01/2014 to 12/31/2014	$11.15482	$11.58131	0
01/01/2015 to 12/31/2015	$11.58131	$11.49928	0
01/01/2016 to 12/31/2016	$11.49928	$11.46676	0
01/01/2017 to 12/31/2017	$11.46676	$11.31442	0
01/01/2018 to 12/31/2018	$11.31442	$11.09630	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$9.99756	$10.96344	0
01/01/2011 to 12/31/2011	$10.96344	$12.89923	5,764
01/01/2012 to 12/31/2012	$12.89923	$13.47203	4,087
01/01/2013 to 12/31/2013	$13.47203	$12.25318	0
01/01/2014 to 12/31/2014	$12.25318	$12.90403	0
01/01/2015 to 12/31/2015	$12.90403	$12.84514	0
01/01/2016 to 12/31/2016	$12.84514	$12.81854	0
01/01/2017 to 12/31/2017	$12.81854	$12.73526	0
01/01/2018 to 12/31/2018	$12.73526	$12.46191	0
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99817	$11.97169	0
01/01/2012 to 12/31/2012	$11.97169	$12.39242	3,035
01/01/2013 to 12/31/2013	$12.39242	$10.93851	0
01/01/2014 to 12/31/2014	$10.93851	$11.80707	0
01/01/2015 to 12/31/2015	$11.80707	$11.78935	0
01/01/2016 to 12/31/2016	$11.78935	$11.74108	0
01/01/2017 to 12/31/2017	$11.74108	$11.66344	0
01/01/2018 to 12/31/2018	$11.66344	$11.38853	0
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99757	$10.35646	0
01/01/2013 to 12/31/2013	$10.35646	$9.09549	17,033
01/01/2014 to 12/31/2014	$9.09549	$10.01785	9,956
01/01/2015 to 12/31/2015	$10.01785	$10.06263	0
01/01/2016 to 12/31/2016	$10.06263	$10.02975	0
01/01/2017 to 12/31/2017	$10.02975	$9.97587	0
01/01/2018 to 12/31/2018	$9.97587	$9.72957	0
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99878	$8.71387	0
01/01/2014 to 12/31/2014	$8.71387	$9.76561	0
01/01/2015 to 12/31/2015	$9.76561	$9.82198	0
01/01/2016 to 12/31/2016	$9.82198	$9.78934	0
01/01/2017 to 12/31/2017	$9.78934	$9.73558	0
01/01/2018 to 12/31/2018	$9.73558	$9.45890	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99878	$11.25691	0
01/01/2015 to 12/31/2015	$11.25691	$11.22918	12,685
01/01/2016 to 12/31/2016	$11.22918	$11.25394	0
01/01/2017 to 12/31/2017	$11.25394	$11.20832	0
01/01/2018 to 12/31/2018	$11.20832	$10.87973	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99878	$9.89735	0
01/01/2016 to 12/31/2016	$9.89735	$9.88100	14,398
01/01/2017 to 12/31/2017	$9.88100	$9.89803	13,696
01/01/2018 to 12/31/2018	$9.89803	$9.57835	15,316
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	$9.99757	$9.83922	3,614
01/01/2017 to 12/31/2017	$9.83922	$9.88152	2,744
01/01/2018 to 12/31/2018	$9.88152	$9.54120	3,705
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	$9.99756	$9.99571	0
01/01/2018 to 12/31/2018	$9.99571	$9.57369	0
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	$9.99756	$9.62227	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Capital Growth Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.59294	$9.30688	10,717,473
01/01/2010 to 12/31/2010	$9.30688	$10.31961	10,433,364
01/01/2011 to 12/31/2011	$10.31961	$9.84787	9,803,171
01/01/2012 to 12/31/2012	$9.84787	$10.95243	9,098,455
01/01/2013 to 12/31/2013	$10.95243	$13.14089	8,699,441
01/01/2014 to 12/31/2014	$13.14089	$13.75064	8,097,018
01/01/2015 to 12/31/2015	$13.75064	$13.51979	7,460,043
01/01/2016 to 12/31/2016	$13.51979	$14.12690	7,026,633
01/01/2017 to 12/31/2017	$14.12690	$16.28871	6,228,043
01/01/2018 to 12/31/2018	$16.28871	$14.93785	5,721,442
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99817	$11.60723	0
01/01/2014 to 12/31/2014	$11.60723	$12.89672	0
01/01/2015 to 12/31/2015	$12.89672	$12.16238	0
01/01/2016 to 12/31/2016	$12.16238	$13.66703	0
01/01/2017 to 12/31/2017	$13.66703	$15.82715	0
01/01/2018 to 12/31/2018	$15.82715	$14.73941	0
AST Cohen & Steers Realty Portfolio
01/01/2009 to 12/31/2009	$7.95449	$10.26325	0
01/01/2010 to 12/31/2010	$10.26325	$12.91748	0
01/01/2011 to 12/31/2011	$12.91748	$13.46633	0
01/01/2012 to 12/31/2012	$13.46633	$15.19077	0
01/01/2013 to 12/31/2013	$15.19077	$15.32188	0
01/01/2014 to 12/31/2014	$15.32188	$19.61723	0
01/01/2015 to 12/31/2015	$19.61723	$20.11499	0
01/01/2016 to 12/31/2016	$20.11499	$20.62073	0
01/01/2017 to 12/31/2017	$20.62073	$21.42776	0
01/01/2018 to 12/31/2018	$21.42776	$19.95725	0
AST Fidelity Institutional AM® Quantitative Portfolio
formerly,AST FI Pyramis® Quantitative Portfolio
01/01/2009 to 12/31/2009	$7.16462	$8.67826	1,491,611
01/01/2010 to 12/31/2010	$8.67826	$9.70641	1,465,024
01/01/2011 to 12/31/2011	$9.70641	$9.35035	1,359,077
01/01/2012 to 12/31/2012	$9.35035	$10.11678	1,400,860
01/01/2013 to 12/31/2013	$10.11678	$11.35451	1,364,211
01/01/2014 to 12/31/2014	$11.35451	$11.45456	1,213,540
01/01/2015 to 12/31/2015	$11.45456	$11.31348	1,154,661
01/01/2016 to 12/31/2016	$11.31348	$11.53567	1,040,776
01/01/2017 to 12/31/2017	$11.53567	$13.14088	872,621
01/01/2018 to 12/31/2018	$13.14088	$11.85488	764,300
AST Global Real Estate Portfolio
01/01/2009 to 12/31/2009	$6.09790	$8.05684	0
01/01/2010 to 12/31/2010	$8.05684	$9.47128	0
01/01/2011 to 12/31/2011	$9.47128	$8.79636	0
01/01/2012 to 12/31/2012	$8.79636	$10.90830	0
01/01/2013 to 12/31/2013	$10.90830	$11.13207	0
01/01/2014 to 12/31/2014	$11.13207	$12.40303	0
01/01/2015 to 12/31/2015	$12.40303	$12.11920	0
01/01/2016 to 12/31/2016	$12.11920	$11.95926	0
01/01/2017 to 12/31/2017	$11.95926	$12.97009	0
01/01/2018 to 12/31/2018	$12.97009	$12.08573	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.98810	$8.14575	0
01/01/2010 to 12/31/2010	$8.14575	$8.99314	0
01/01/2011 to 12/31/2011	$8.99314	$8.31011	0
01/01/2012 to 12/31/2012	$8.31011	$9.72534	0
01/01/2013 to 12/31/2013	$9.72534	$12.70180	0
01/01/2014 to 12/31/2014	$12.70180	$14.05368	0
01/01/2015 to 12/31/2015	$14.05368	$13.10921	0
01/01/2016 to 12/31/2016	$13.10921	$14.30121	0
01/01/2017 to 12/31/2017	$14.30121	$15.35063	0
01/01/2018 to 12/31/2018	$15.35063	$13.73088	0
AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$7.39570	$11.36264	0
01/01/2010 to 12/31/2010	$11.36264	$13.31590	0
01/01/2011 to 12/31/2011	$13.31590	$12.63558	0
01/01/2012 to 12/31/2012	$12.63558	$14.78088	0
01/01/2013 to 12/31/2013	$14.78088	$19.10921	0
01/01/2014 to 12/31/2014	$19.10921	$20.84303	0
01/01/2015 to 12/31/2015	$20.84303	$19.22533	0
01/01/2016 to 12/31/2016	$19.22533	$19.11237	0
01/01/2017 to 12/31/2017	$19.11237	$23.75704	0
01/01/2018 to 12/31/2018	$23.75704	$22.22094	0
AST Goldman Sachs Multi-Asset Portfolio
01/01/2009 to 12/31/2009	$7.58716	$9.15528	81,519
01/01/2010 to 12/31/2010	$9.15528	$9.99239	89,731
01/01/2011 to 12/31/2011	$9.99239	$9.72331	81,041
01/01/2012 to 12/31/2012	$9.72331	$10.47221	107,460
01/01/2013 to 12/31/2013	$10.47221	$11.24773	114,444
01/01/2014 to 12/31/2014	$11.24773	$11.44479	111,090
01/01/2015 to 12/31/2015	$11.44479	$11.09118	87,284
01/01/2016 to 12/31/2016	$11.09118	$11.41780	82,084
01/01/2017 to 12/31/2017	$11.41780	$12.53886	66,104
01/01/2018 to 12/31/2018	$12.53886	$11.39593	59,827
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.61998	$9.45304	0
01/01/2010 to 12/31/2010	$9.45304	$11.71980	0
01/01/2011 to 12/31/2011	$11.71980	$11.61152	0
01/01/2012 to 12/31/2012	$11.61152	$13.13736	0
01/01/2013 to 12/31/2013	$13.13736	$17.83518	0
01/01/2014 to 12/31/2014	$17.83518	$18.69829	0
01/01/2015 to 12/31/2015	$18.69829	$17.28206	0
01/01/2016 to 12/31/2016	$17.28206	$21.01208	0
01/01/2017 to 12/31/2017	$21.01208	$23.05563	0
01/01/2018 to 12/31/2018	$23.05563	$19.37438	0
AST Government Money Market Portfolio
01/01/2009 to 12/31/2009	$10.46036	$10.25552	0
01/01/2010 to 12/31/2010	$10.25552	$10.03229	0
01/01/2011 to 12/31/2011	$10.03229	$9.81415	0
01/01/2012 to 12/31/2012	$9.81415	$9.59827	0
01/01/2013 to 12/31/2013	$9.59827	$9.38716	0
01/01/2014 to 12/31/2014	$9.38716	$9.18065	0
01/01/2015 to 12/31/2015	$9.18065	$8.97854	0
01/01/2016 to 12/31/2016	$8.97854	$8.78150	1,084
01/01/2017 to 12/31/2017	$8.78150	$8.61811	847
01/01/2018 to 12/31/2018	$8.61811	$8.53698	840

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST High Yield Portfolio
01/01/2009 to 12/31/2009	$7.72782	$10.24484	0
01/01/2010 to 12/31/2010	$10.24484	$11.37212	0
01/01/2011 to 12/31/2011	$11.37212	$11.47527	0
01/01/2012 to 12/31/2012	$11.47527	$12.77941	0
01/01/2013 to 12/31/2013	$12.77941	$13.39553	0
01/01/2014 to 12/31/2014	$13.39553	$13.43582	0
01/01/2015 to 12/31/2015	$13.43582	$12.67187	0
01/01/2016 to 12/31/2016	$12.67187	$14.30182	0
01/01/2017 to 12/31/2017	$14.30182	$15.03305	0
01/01/2018 to 12/31/2018	$15.03305	$14.40842	0
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.60817	$7.71877	0
01/01/2010 to 12/31/2010	$7.71877	$8.54237	0
01/01/2011 to 12/31/2011	$8.54237	$8.00512	0
01/01/2012 to 12/31/2012	$8.00512	$9.15076	0
01/01/2013 to 12/31/2013	$9.15076	$12.51678	0
01/01/2014 to 12/31/2014	$12.51678	$13.92415	0
01/01/2015 to 12/31/2015	$13.92415	$12.55060	0
01/01/2016 to 12/31/2016	$12.55060	$14.71606	0
01/01/2017 to 12/31/2017	$14.71606	$17.15566	0
01/01/2018 to 12/31/2018	$17.15566	$14.40179	0
AST International Growth Portfolio
01/01/2009 to 12/31/2009	$5.98731	$7.92187	0
01/01/2010 to 12/31/2010	$7.92187	$8.87097	0
01/01/2011 to 12/31/2011	$8.87097	$7.55472	0
01/01/2012 to 12/31/2012	$7.55472	$8.89293	0
01/01/2013 to 12/31/2013	$8.89293	$10.35465	0
01/01/2014 to 12/31/2014	$10.35465	$9.56727	0
01/01/2015 to 12/31/2015	$9.56727	$9.65127	0
01/01/2016 to 12/31/2016	$9.65127	$9.08277	0
01/01/2017 to 12/31/2017	$9.08277	$12.03054	0
01/01/2018 to 12/31/2018	$12.03054	$10.19599	0
AST International Value Portfolio
01/01/2009 to 12/31/2009	$6.83160	$8.71894	0
01/01/2010 to 12/31/2010	$8.71894	$9.47217	0
01/01/2011 to 12/31/2011	$9.47217	$8.10141	0
01/01/2012 to 12/31/2012	$8.10141	$9.24419	0
01/01/2013 to 12/31/2013	$9.24419	$10.80070	0
01/01/2014 to 12/31/2014	$10.80070	$9.85484	0
01/01/2015 to 12/31/2015	$9.85484	$9.71668	0
01/01/2016 to 12/31/2016	$9.71668	$9.55849	0
01/01/2017 to 12/31/2017	$9.55849	$11.48141	0
01/01/2018 to 12/31/2018	$11.48141	$9.41561	0
AST J.P. Morgan Global Thematic Portfolio
01/01/2009 to 12/31/2009	$7.11287	$8.81140	39,452
01/01/2010 to 12/31/2010	$8.81140	$9.80827	37,937
01/01/2011 to 12/31/2011	$9.80827	$9.53814	19,602
01/01/2012 to 12/31/2012	$9.53814	$10.59496	55,493
01/01/2013 to 12/31/2013	$10.59496	$12.04899	36,506
01/01/2014 to 12/31/2014	$12.04899	$12.53374	34,526
01/01/2015 to 12/31/2015	$12.53374	$12.12952	47,365
01/01/2016 to 12/31/2016	$12.12952	$12.48210	44,943
01/01/2017 to 12/31/2017	$12.48210	$14.27811	44,043
01/01/2018 to 12/31/2018	$14.27811	$12.93291	43,084

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan International Equity Portfolio
01/01/2009 to 12/31/2009	$7.81267	$10.38229	0
01/01/2010 to 12/31/2010	$10.38229	$10.88206	0
01/01/2011 to 12/31/2011	$10.88206	$9.66899	0
01/01/2012 to 12/31/2012	$9.66899	$11.52759	0
01/01/2013 to 12/31/2013	$11.52759	$13.00571	0
01/01/2014 to 12/31/2014	$13.00571	$11.90982	0
01/01/2015 to 12/31/2015	$11.90982	$11.32213	0
01/01/2016 to 12/31/2016	$11.32213	$11.28748	0
01/01/2017 to 12/31/2017	$11.28748	$14.31113	0
01/01/2018 to 12/31/2018	$14.31113	$11.54968	0
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2009 to 12/31/2009	$9.23119	$11.01602	377,710
01/01/2010 to 12/31/2010	$11.01602	$11.56220	376,904
01/01/2011 to 12/31/2011	$11.56220	$11.33459	367,461
01/01/2012 to 12/31/2012	$11.33459	$12.27304	545,336
01/01/2013 to 12/31/2013	$12.27304	$13.32716	527,059
01/01/2014 to 12/31/2014	$13.32716	$13.74406	446,654
01/01/2015 to 12/31/2015	$13.74406	$13.41700	336,286
01/01/2016 to 12/31/2016	$13.41700	$13.62609	258,882
01/01/2017 to 12/31/2017	$13.62609	$14.94525	213,161
01/01/2018 to 12/31/2018	$14.94525	$13.86539	158,874
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08356	$10.28302	0
01/01/2010 to 12/31/2010	$10.28302	$11.19487	0
01/01/2011 to 12/31/2011	$11.19487	$11.02146	0
01/01/2012 to 12/31/2012	$11.02146	$12.41541	0
01/01/2013 to 12/31/2013	$12.41541	$16.57359	0
01/01/2014 to 12/31/2014	$16.57359	$17.74935	0
01/01/2015 to 12/31/2015	$17.74935	$19.20481	0
01/01/2016 to 12/31/2016	$19.20481	$18.50805	0
01/01/2017 to 12/31/2017	$18.50805	$24.58788	0
01/01/2018 to 12/31/2018	$24.58788	$23.65644	0
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$7.05018	$8.94686	0
01/01/2010 to 12/31/2010	$8.94686	$10.47834	0
01/01/2011 to 12/31/2011	$10.47834	$10.15451	0
01/01/2012 to 12/31/2012	$10.15451	$11.14880	0
01/01/2013 to 12/31/2013	$11.14880	$14.89547	0
01/01/2014 to 12/31/2014	$14.89547	$16.11043	0
01/01/2015 to 12/31/2015	$16.11043	$17.34281	0
01/01/2016 to 12/31/2016	$17.34281	$17.90794	0
01/01/2017 to 12/31/2017	$17.90794	$23.29311	0
01/01/2018 to 12/31/2018	$23.29311	$22.16537	0
AST MFS Global Equity Portfolio
01/01/2009 to 12/31/2009	$8.75586	$11.26126	0
01/01/2010 to 12/31/2010	$11.26126	$12.34035	0
01/01/2011 to 12/31/2011	$12.34035	$11.69116	0
01/01/2012 to 12/31/2012	$11.69116	$14.07213	0
01/01/2013 to 12/31/2013	$14.07213	$17.56575	0
01/01/2014 to 12/31/2014	$17.56575	$17.80286	0
01/01/2015 to 12/31/2015	$17.80286	$17.15596	0
01/01/2016 to 12/31/2016	$17.15596	$17.97257	0
01/01/2017 to 12/31/2017	$17.97257	$21.76883	0
01/01/2018 to 12/31/2018	$21.76883	$19.25350	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Portfolio
01/01/2009 to 12/31/2009	$8.05364	$9.79086	0
01/01/2010 to 12/31/2010	$9.79086	$10.79966	0
01/01/2011 to 12/31/2011	$10.79966	$10.49959	0
01/01/2012 to 12/31/2012	$10.49959	$12.02243	0
01/01/2013 to 12/31/2013	$12.02243	$16.07390	0
01/01/2014 to 12/31/2014	$16.07390	$17.08945	0
01/01/2015 to 12/31/2015	$17.08945	$17.92160	0
01/01/2016 to 12/31/2016	$17.92160	$17.86309	0
01/01/2017 to 12/31/2017	$17.86309	$22.83614	0
01/01/2018 to 12/31/2018	$22.83614	$22.81087	0
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99818	$10.17554	0
01/01/2013 to 12/31/2013	$10.17554	$13.38557	0
01/01/2014 to 12/31/2014	$13.38557	$14.42863	0
01/01/2015 to 12/31/2015	$14.42863	$14.00902	0
01/01/2016 to 12/31/2016	$14.00902	$15.54366	0
01/01/2017 to 12/31/2017	$15.54366	$17.83863	0
01/01/2018 to 12/31/2018	$17.83863	$15.67329	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.68549	$9.19594	0
01/01/2010 to 12/31/2010	$9.19594	$11.10141	0
01/01/2011 to 12/31/2011	$11.10141	$10.58780	0
01/01/2012 to 12/31/2012	$10.58780	$12.12804	0
01/01/2013 to 12/31/2013	$12.12804	$16.84393	0
01/01/2014 to 12/31/2014	$16.84393	$18.82076	0
01/01/2015 to 12/31/2015	$18.82076	$17.36897	0
01/01/2016 to 12/31/2016	$17.36897	$20.08442	0
01/01/2017 to 12/31/2017	$20.08442	$22.35221	0
01/01/2018 to 12/31/2018	$22.35221	$18.26333	0
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99818	$10.28444	0
01/01/2013 to 12/31/2013	$10.28444	$11.96070	18,289
01/01/2014 to 12/31/2014	$11.96070	$12.29863	15,392
01/01/2015 to 12/31/2015	$12.29863	$11.87859	8,453
01/01/2016 to 12/31/2016	$11.87859	$12.11994	7,821
01/01/2017 to 12/31/2017	$12.11994	$13.80892	9,754
01/01/2018 to 12/31/2018	$13.80892	$12.38586	8,947
AST Parametric Emerging Markets Equity Portfolio
01/01/2009 to 12/31/2009	$5.55970	$9.05407	0
01/01/2010 to 12/31/2010	$9.05407	$10.82692	0
01/01/2011 to 12/31/2011	$10.82692	$8.44241	0
01/01/2012 to 12/31/2012	$8.44241	$9.73673	0
01/01/2013 to 12/31/2013	$9.73673	$9.54367	0
01/01/2014 to 12/31/2014	$9.54367	$8.89652	0
01/01/2015 to 12/31/2015	$8.89652	$7.24532	0
01/01/2016 to 12/31/2016	$7.24532	$7.96223	0
01/01/2017 to 12/31/2017	$7.96223	$9.84165	0
01/01/2018 to 12/31/2018	$9.84165	$8.27197	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Preservation Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.86866	$10.41144	3,275,055
01/01/2010 to 12/31/2010	$10.41144	$11.25882	2,956,420
01/01/2011 to 12/31/2011	$11.25882	$11.12122	2,743,932
01/01/2012 to 12/31/2012	$11.12122	$12.00437	2,824,903
01/01/2013 to 12/31/2013	$12.00437	$12.82173	2,616,705
01/01/2014 to 12/31/2014	$12.82173	$13.26380	2,326,101
01/01/2015 to 12/31/2015	$13.26380	$12.99049	1,941,414
01/01/2016 to 12/31/2016	$12.99049	$13.40721	1,953,222
01/01/2017 to 12/31/2017	$13.40721	$14.44138	1,811,229
01/01/2018 to 12/31/2018	$14.44138	$13.72078	1,623,899
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01809	$10.06089	0
01/01/2012 to 12/31/2012	$10.06089	$10.53869	0
01/01/2013 to 12/31/2013	$10.53869	$10.06837	0
01/01/2014 to 12/31/2014	$10.06837	$10.44364	0
01/01/2015 to 12/31/2015	$10.44364	$10.18642	0
01/01/2016 to 12/31/2016	$10.18642	$10.38211	226
01/01/2017 to 12/31/2017	$10.38211	$10.73017	170
01/01/2018 to 12/31/2018	$10.73017	$10.40742	176
AST Prudential Growth Allocation Portfolio
01/01/2009 to 12/31/2009	$6.59282	$8.12252	2,340,434
01/01/2010 to 12/31/2010	$8.12252	$9.45472	2,557,617
01/01/2011 to 12/31/2011	$9.45472	$8.67232	2,442,153
01/01/2012 to 12/31/2012	$8.67232	$9.57690	2,190,385
01/01/2013 to 12/31/2013	$9.57690	$10.96089	2,086,482
01/01/2014 to 12/31/2014	$10.96089	$11.70562	1,964,518
01/01/2015 to 12/31/2015	$11.70562	$11.37781	1,914,474
01/01/2016 to 12/31/2016	$11.37781	$12.25119	1,852,161
01/01/2017 to 12/31/2017	$12.25119	$13.91107	1,858,154
01/01/2018 to 12/31/2018	$13.91107	$12.56986	1,741,490
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99817	$11.63219	0
01/01/2014 to 12/31/2014	$11.63219	$13.11023	0
01/01/2015 to 12/31/2015	$13.11023	$13.01952	0
01/01/2016 to 12/31/2016	$13.01952	$14.11598	0
01/01/2017 to 12/31/2017	$14.11598	$16.76237	0
01/01/2018 to 12/31/2018	$16.76237	$15.21923	0
AST QMA US Equity Alpha Portfolio
01/01/2009 to 12/31/2009	$6.82050	$8.12604	0
01/01/2010 to 12/31/2010	$8.12604	$9.14329	0
01/01/2011 to 12/31/2011	$9.14329	$9.25157	0
01/01/2012 to 12/31/2012	$9.25157	$10.74903	0
01/01/2013 to 12/31/2013	$10.74903	$13.92157	0
01/01/2014 to 12/31/2014	$13.92157	$15.95887	0
01/01/2015 to 12/31/2015	$15.95887	$16.08820	0
01/01/2016 to 12/31/2016	$16.08820	$18.07098	0
01/01/2017 to 12/31/2017	$18.07098	$21.60711	0
01/01/2018 to 12/31/2018	$21.60711	$19.39282	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99817	$8.86648	0
01/01/2012 to 12/31/2012	$8.86648	$9.81199	0
01/01/2013 to 12/31/2013	$9.81199	$11.74541	3,084
01/01/2014 to 12/31/2014	$11.74541	$12.23364	5,004
01/01/2015 to 12/31/2015	$12.23364	$11.98233	9,337
01/01/2016 to 12/31/2016	$11.98233	$12.46009	8,579
01/01/2017 to 12/31/2017	$12.46009	$14.40340	21,917
01/01/2018 to 12/31/2018	$14.40340	$13.16521	22,126
AST RCM World Trends Portfolio
01/01/2009 to 12/31/2009	$7.31895	$8.83205	63,218
01/01/2010 to 12/31/2010	$8.83205	$9.66727	88,601
01/01/2011 to 12/31/2011	$9.66727	$9.28309	95,967
01/01/2012 to 12/31/2012	$9.28309	$10.01191	166,539
01/01/2013 to 12/31/2013	$10.01191	$11.00969	163,451
01/01/2014 to 12/31/2014	$11.00969	$11.32086	153,052
01/01/2015 to 12/31/2015	$11.32086	$11.05331	181,493
01/01/2016 to 12/31/2016	$11.05331	$11.33107	154,988
01/01/2017 to 12/31/2017	$11.33107	$12.88134	103,451
01/01/2018 to 12/31/2018	$12.88134	$11.60087	93,412
AST Small-Cap Growth Opportunities Portfolio
01/01/2009 to 12/31/2009	$7.16200	$9.29215	0
01/01/2010 to 12/31/2010	$9.29215	$12.04549	0
01/01/2011 to 12/31/2011	$12.04549	$10.23600	0
01/01/2012 to 12/31/2012	$10.23600	$12.01985	0
01/01/2013 to 12/31/2013	$12.01985	$16.55303	0
01/01/2014 to 12/31/2014	$16.55303	$16.98854	0
01/01/2015 to 12/31/2015	$16.98854	$16.83642	0
01/01/2016 to 12/31/2016	$16.83642	$17.73452	0
01/01/2017 to 12/31/2017	$17.73452	$22.14839	0
01/01/2018 to 12/31/2018	$22.14839	$19.30962	0
AST Small-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.57832	$8.61513	0
01/01/2010 to 12/31/2010	$8.61513	$11.49409	0
01/01/2011 to 12/31/2011	$11.49409	$11.13148	0
01/01/2012 to 12/31/2012	$11.13148	$12.21161	0
01/01/2013 to 12/31/2013	$12.21161	$16.14369	0
01/01/2014 to 12/31/2014	$16.14369	$16.39138	0
01/01/2015 to 12/31/2015	$16.39138	$16.15661	0
01/01/2016 to 12/31/2016	$16.15661	$17.71016	0
01/01/2017 to 12/31/2017	$17.71016	$21.46414	0
01/01/2018 to 12/31/2018	$21.46414	$19.22515	0
AST Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.89338	$9.80392	0
01/01/2010 to 12/31/2010	$9.80392	$12.08066	0
01/01/2011 to 12/31/2011	$12.08066	$11.10904	0
01/01/2012 to 12/31/2012	$11.10904	$12.83722	0
01/01/2013 to 12/31/2013	$12.83722	$17.25050	0
01/01/2014 to 12/31/2014	$17.25050	$17.75965	0
01/01/2015 to 12/31/2015	$17.75965	$16.62018	0
01/01/2016 to 12/31/2016	$16.62018	$21.00249	0
01/01/2017 to 12/31/2017	$21.00249	$22.05076	0
01/01/2018 to 12/31/2018	$22.05076	$17.88078	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.53907	$10.36705	868,302
01/01/2010 to 12/31/2010	$10.36705	$11.30851	861,448
01/01/2011 to 12/31/2011	$11.30851	$11.27944	828,168
01/01/2012 to 12/31/2012	$11.27944	$12.51966	805,114
01/01/2013 to 12/31/2013	$12.51966	$14.30533	864,271
01/01/2014 to 12/31/2014	$14.30533	$14.81310	892,322
01/01/2015 to 12/31/2015	$14.81310	$14.49314	910,758
01/01/2016 to 12/31/2016	$14.49314	$15.24435	846,539
01/01/2017 to 12/31/2017	$15.24435	$17.20697	716,426
01/01/2018 to 12/31/2018	$17.20697	$15.92989	636,937
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.41495	$9.62234	0
01/01/2010 to 12/31/2010	$9.62234	$10.89854	0
01/01/2011 to 12/31/2011	$10.89854	$10.47838	0
01/01/2012 to 12/31/2012	$10.47838	$12.04928	0
01/01/2013 to 12/31/2013	$12.04928	$16.97245	0
01/01/2014 to 12/31/2014	$16.97245	$17.98424	0
01/01/2015 to 12/31/2015	$17.98424	$19.27402	0
01/01/2016 to 12/31/2016	$19.27402	$19.35951	0
01/01/2017 to 12/31/2017	$19.35951	$26.10838	0
01/01/2018 to 12/31/2018	$26.10838	$26.51780	0
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.70297	$8.90897	0
01/01/2010 to 12/31/2010	$8.90897	$9.79708	0
01/01/2011 to 12/31/2011	$9.79708	$9.53469	0
01/01/2012 to 12/31/2012	$9.53469	$10.57417	0
01/01/2013 to 12/31/2013	$10.57417	$13.92281	0
01/01/2014 to 12/31/2014	$13.92281	$13.82856	0
01/01/2015 to 12/31/2015	$13.82856	$12.70406	0
01/01/2016 to 12/31/2016	$12.70406	$13.18650	0
01/01/2017 to 12/31/2017	$13.18650	$15.03201	0
01/01/2018 to 12/31/2018	$15.03201	$13.27197	0
AST T. Rowe Price Natural Resources Portfolio
01/01/2009 to 12/31/2009	$8.89797	$12.99675	0
01/01/2010 to 12/31/2010	$12.99675	$15.31064	0
01/01/2011 to 12/31/2011	$15.31064	$12.74029	0
01/01/2012 to 12/31/2012	$12.74029	$12.91003	0
01/01/2013 to 12/31/2013	$12.91003	$14.56784	0
01/01/2014 to 12/31/2014	$14.56784	$13.05591	0
01/01/2015 to 12/31/2015	$13.05591	$10.31008	0
01/01/2016 to 12/31/2016	$10.31008	$12.56588	0
01/01/2017 to 12/31/2017	$12.56588	$13.55679	0
01/01/2018 to 12/31/2018	$13.55679	$11.04905	0
AST Templeton Global Bond Portfolio
01/01/2009 to 12/31/2009	$10.00096	$10.96586	0
01/01/2010 to 12/31/2010	$10.96586	$11.34046	0
01/01/2011 to 12/31/2011	$11.34046	$11.54872	0
01/01/2012 to 12/31/2012	$11.54872	$11.88441	0
01/01/2013 to 12/31/2013	$11.88441	$11.18657	0
01/01/2014 to 12/31/2014	$11.18657	$11.00133	0
01/01/2015 to 12/31/2015	$11.00133	$10.26238	0
01/01/2016 to 12/31/2016	$10.26238	$10.47441	0
01/01/2017 to 12/31/2017	$10.47441	$10.45361	0
01/01/2018 to 12/31/2018	$10.45361	$10.42666	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.00032	$9.50836	0
01/01/2010 to 12/31/2010	$9.50836	$11.49463	0
01/01/2011 to 12/31/2011	$11.49463	$10.85406	0
01/01/2012 to 12/31/2012	$10.85406	$12.56906	0
01/01/2013 to 12/31/2013	$12.56906	$16.27725	0
01/01/2014 to 12/31/2014	$16.27725	$18.30203	0
01/01/2015 to 12/31/2015	$18.30203	$16.71631	0
01/01/2016 to 12/31/2016	$16.71631	$18.63749	0
01/01/2017 to 12/31/2017	$18.63749	$21.60625	0
01/01/2018 to 12/31/2018	$21.60625	$17.63639	0
AST Wellington Management Hedged Equity Portfolio
01/01/2009 to 12/31/2009	$6.83224	$8.58160	0
01/01/2010 to 12/31/2010	$8.58160	$9.62121	0
01/01/2011 to 12/31/2011	$9.62121	$9.08459	2,223
01/01/2012 to 12/31/2012	$9.08459	$9.86225	4,081
01/01/2013 to 12/31/2013	$9.86225	$11.62287	59,005
01/01/2014 to 12/31/2014	$11.62287	$11.99269	68,303
01/01/2015 to 12/31/2015	$11.99269	$11.65454	58,068
01/01/2016 to 12/31/2016	$11.65454	$12.14240	58,035
01/01/2017 to 12/31/2017	$12.14240	$13.49029	54,898
01/01/2018 to 12/31/2018	$13.49029	$12.53257	52,487
AST Western Asset Core Plus Bond Portfolio
01/01/2009 to 12/31/2009	$9.24479	$10.09286	0
01/01/2010 to 12/31/2010	$10.09286	$10.64051	0
01/01/2011 to 12/31/2011	$10.64051	$11.03361	0
01/01/2012 to 12/31/2012	$11.03361	$11.63787	0
01/01/2013 to 12/31/2013	$11.63787	$11.21185	0
01/01/2014 to 12/31/2014	$11.21185	$11.75439	0
01/01/2015 to 12/31/2015	$11.75439	$11.63783	0
01/01/2016 to 12/31/2016	$11.63783	$11.96851	0
01/01/2017 to 12/31/2017	$11.96851	$12.44419	0
01/01/2018 to 12/31/2018	$12.44419	$11.89335	0
*Denotes the start date of these sub-accounts

PREMIER B SERIES
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: Beneficiary Continuation Option - 1.00% Settlement Service Charge

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.36563	$9.06905	85,377
01/01/2010 to 12/31/2010	$9.06905	$10.05357	99,862
01/01/2011 to 12/31/2011	$10.05357	$9.68945	172,922
01/01/2012 to 12/31/2012	$9.68945	$10.79903	187,764
01/01/2013 to 12/31/2013	$10.79903	$11.75851	169,163
01/01/2014 to 12/31/2014	$11.75851	$12.08662	230,801
01/01/2015 to 12/31/2015	$12.08662	$11.58176	286,697
01/01/2016 to 12/31/2016	$11.58176	$12.19380	296,022
01/01/2017 to 12/31/2017	$12.19380	$13.59275	280,237
01/01/2018 to 12/31/2018	$13.59275	$12.36263	241,676
AST Advanced Strategies Portfolio
01/01/2009 to 12/31/2009	$7.53017	$9.40896	0
01/01/2010 to 12/31/2010	$9.40896	$10.59254	0
01/01/2011 to 12/31/2011	$10.59254	$10.49952	36,272
01/01/2012 to 12/31/2012	$10.49952	$11.81435	79,091
01/01/2013 to 12/31/2013	$11.81435	$13.63409	158,790
01/01/2014 to 12/31/2014	$13.63409	$14.32368	180,239
01/01/2015 to 12/31/2015	$14.32368	$14.29579	206,753
01/01/2016 to 12/31/2016	$14.29579	$15.16031	258,359
01/01/2017 to 12/31/2017	$15.16031	$17.55127	276,330
01/01/2018 to 12/31/2018	$17.55127	$16.35373	293,477
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99918	$11.69051	0
01/01/2014 to 12/31/2014	$11.69051	$13.09913	0
01/01/2015 to 12/31/2015	$13.09913	$13.19338	0
01/01/2016 to 12/31/2016	$13.19338	$14.46107	0
01/01/2017 to 12/31/2017	$14.46107	$17.48760	0
01/01/2018 to 12/31/2018	$17.48760	$15.90533	0
AST Balanced Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.66698	$9.35958	160,708
01/01/2010 to 12/31/2010	$9.35958	$10.40804	226,307
01/01/2011 to 12/31/2011	$10.40804	$10.17985	366,569
01/01/2012 to 12/31/2012	$10.17985	$11.33645	524,542
01/01/2013 to 12/31/2013	$11.33645	$13.20498	566,259
01/01/2014 to 12/31/2014	$13.20498	$13.92690	843,587
01/01/2015 to 12/31/2015	$13.92690	$13.85466	1,049,212
01/01/2016 to 12/31/2016	$13.85466	$14.58164	1,373,384
01/01/2017 to 12/31/2017	$14.58164	$16.58958	1,583,679
01/01/2018 to 12/31/2018	$16.58958	$15.61408	1,661,615
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99918	$9.20827	0
01/01/2012 to 12/31/2012	$9.20827	$10.20156	0
01/01/2013 to 12/31/2013	$10.20156	$11.19672	0
01/01/2014 to 12/31/2014	$11.19672	$11.62858	0
01/01/2015 to 12/31/2015	$11.62858	$11.16796	0
01/01/2016 to 12/31/2016	$11.16796	$11.82721	0
01/01/2017 to 12/31/2017	$11.82721	$13.18731	0
01/01/2018 to 12/31/2018	$13.18731	$12.36688	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Low Duration Bond Portfolio
01/01/2009 to 12/31/2009	$10.48603	$11.44430	46,373
01/01/2010 to 12/31/2010	$11.44430	$11.77276	96,945
01/01/2011 to 12/31/2011	$11.77276	$11.91843	101,716
01/01/2012 to 12/31/2012	$11.91843	$12.35443	57,567
01/01/2013 to 12/31/2013	$12.35443	$11.96593	61,513
01/01/2014 to 12/31/2014	$11.96593	$11.83586	56,087
01/01/2015 to 12/31/2015	$11.83586	$11.77554	95,573
01/01/2016 to 12/31/2016	$11.77554	$11.85025	101,282
01/01/2017 to 12/31/2017	$11.85025	$11.93304	177,391
01/01/2018 to 12/31/2018	$11.93304	$11.90270	280,925
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2009 to 12/31/2009	$10.21988	$11.79093	23,401
01/01/2010 to 12/31/2010	$11.79093	$12.57524	35,839
01/01/2011 to 12/31/2011	$12.57524	$12.84647	42,310
01/01/2012 to 12/31/2012	$12.84647	$13.90489	141,041
01/01/2013 to 12/31/2013	$13.90489	$13.51422	157,940
01/01/2014 to 12/31/2014	$13.51422	$13.94662	156,494
01/01/2015 to 12/31/2015	$13.94662	$13.51743	159,560
01/01/2016 to 12/31/2016	$13.51743	$13.94960	163,286
01/01/2017 to 12/31/2017	$13.94960	$14.41424	156,940
01/01/2018 to 12/31/2018	$14.41424	$14.17661	155,240
AST Capital Growth Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.09376	$8.80257	75,060
01/01/2010 to 12/31/2010	$8.80257	$9.88109	85,112
01/01/2011 to 12/31/2011	$9.88109	$9.54594	115,629
01/01/2012 to 12/31/2012	$9.54594	$10.74833	85,759
01/01/2013 to 12/31/2013	$10.74833	$13.05551	147,135
01/01/2014 to 12/31/2014	$13.05551	$13.83039	261,580
01/01/2015 to 12/31/2015	$13.83039	$13.76649	412,131
01/01/2016 to 12/31/2016	$13.76649	$14.56220	531,059
01/01/2017 to 12/31/2017	$14.56220	$16.99771	642,736
01/01/2018 to 12/31/2018	$16.99771	$15.78215	717,176
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99918	$11.72984	0
01/01/2014 to 12/31/2014	$11.72984	$13.19431	0
01/01/2015 to 12/31/2015	$13.19431	$12.59712	0
01/01/2016 to 12/31/2016	$12.59712	$14.33024	0
01/01/2017 to 12/31/2017	$14.33024	$16.79984	0
01/01/2018 to 12/31/2018	$16.79984	$15.84008	0
AST Cohen & Steers Realty Portfolio
01/01/2009 to 12/31/2009	$5.02371	$6.56219	2,370
01/01/2010 to 12/31/2010	$6.56219	$8.36127	3,255
01/01/2011 to 12/31/2011	$8.36127	$8.82419	4,845
01/01/2012 to 12/31/2012	$8.82419	$10.07765	33,808
01/01/2013 to 12/31/2013	$10.07765	$10.29050	28,693
01/01/2014 to 12/31/2014	$10.29050	$13.33818	33,765
01/01/2015 to 12/31/2015	$13.33818	$13.84584	49,429
01/01/2016 to 12/31/2016	$13.84584	$14.36896	61,695
01/01/2017 to 12/31/2017	$14.36896	$15.11555	58,323
01/01/2018 to 12/31/2018	$15.11555	$14.25356	59,512

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Fidelity Institutional AM® Quantitative Portfolio
formerly,AST FI Pyramis® Quantitative Portfolio
01/01/2009 to 12/31/2009	$6.98618	$8.56682	35,985
01/01/2010 to 12/31/2010	$8.56682	$9.70021	34,782
01/01/2011 to 12/31/2011	$9.70021	$9.45972	70,843
01/01/2012 to 12/31/2012	$9.45972	$10.36217	125,844
01/01/2013 to 12/31/2013	$10.36217	$11.77393	141,532
01/01/2014 to 12/31/2014	$11.77393	$12.02477	146,745
01/01/2015 to 12/31/2015	$12.02477	$12.02372	175,869
01/01/2016 to 12/31/2016	$12.02372	$12.41117	191,548
01/01/2017 to 12/31/2017	$12.41117	$14.31272	207,742
01/01/2018 to 12/31/2018	$14.31272	$13.07285	192,111
AST Global Real Estate Portfolio
01/01/2009 to 12/31/2009	$6.13224	$8.20276	146
01/01/2010 to 12/31/2010	$8.20276	$9.76197	137
01/01/2011 to 12/31/2011	$9.76197	$9.17833	541
01/01/2012 to 12/31/2012	$9.17833	$11.52315	1,910
01/01/2013 to 12/31/2013	$11.52315	$11.90508	5,835
01/01/2014 to 12/31/2014	$11.90508	$13.42844	9,633
01/01/2015 to 12/31/2015	$13.42844	$13.28358	9,943
01/01/2016 to 12/31/2016	$13.28358	$13.26990	23,866
01/01/2017 to 12/31/2017	$13.26990	$14.56915	23,573
01/01/2018 to 12/31/2018	$14.56915	$13.74481	23,009
AST Goldman Sachs Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.23634	$7.35950	6,458
01/01/2010 to 12/31/2010	$7.35950	$8.22556	5,948
01/01/2011 to 12/31/2011	$8.22556	$7.69478	7,670
01/01/2012 to 12/31/2012	$7.69478	$9.11684	17,500
01/01/2013 to 12/31/2013	$9.11684	$12.05440	27,352
01/01/2014 to 12/31/2014	$12.05440	$13.50241	43,345
01/01/2015 to 12/31/2015	$13.50241	$12.75099	179,262
01/01/2016 to 12/31/2016	$12.75099	$14.08203	149,738
01/01/2017 to 12/31/2017	$14.08203	$15.30187	181,023
01/01/2018 to 12/31/2018	$15.30187	$13.85772	178,433
AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.73541	$10.47635	231
01/01/2010 to 12/31/2010	$10.47635	$12.42903	782
01/01/2011 to 12/31/2011	$12.42903	$11.93976	1,490
01/01/2012 to 12/31/2012	$11.93976	$14.14015	10,307
01/01/2013 to 12/31/2013	$14.14015	$18.50694	16,778
01/01/2014 to 12/31/2014	$18.50694	$20.43596	21,586
01/01/2015 to 12/31/2015	$20.43596	$19.08331	59,327
01/01/2016 to 12/31/2016	$19.08331	$19.20543	63,514
01/01/2017 to 12/31/2017	$19.20543	$24.16719	79,947
01/01/2018 to 12/31/2018	$24.16719	$22.88626	98,056
AST Goldman Sachs Multi-Asset Portfolio
01/01/2009 to 12/31/2009	$7.64998	$9.34543	2,369
01/01/2010 to 12/31/2010	$9.34543	$10.32606	7,551
01/01/2011 to 12/31/2011	$10.32606	$10.17206	13,151
01/01/2012 to 12/31/2012	$10.17206	$11.09154	67,208
01/01/2013 to 12/31/2013	$11.09154	$12.06017	27,028
01/01/2014 to 12/31/2014	$12.06017	$12.42331	62,516
01/01/2015 to 12/31/2015	$12.42331	$12.18843	73,646
01/01/2016 to 12/31/2016	$12.18843	$12.70214	98,929
01/01/2017 to 12/31/2017	$12.70214	$14.12146	96,526
01/01/2018 to 12/31/2018	$14.12146	$12.99418	83,476

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.66279	$9.62383	517
01/01/2010 to 12/31/2010	$9.62383	$12.07909	1,114
01/01/2011 to 12/31/2011	$12.07909	$12.11532	1,906
01/01/2012 to 12/31/2012	$12.11532	$13.87726	4,328
01/01/2013 to 12/31/2013	$13.87726	$19.07270	10,593
01/01/2014 to 12/31/2014	$19.07270	$20.24314	14,911
01/01/2015 to 12/31/2015	$20.24314	$18.94153	28,415
01/01/2016 to 12/31/2016	$18.94153	$23.31383	35,607
01/01/2017 to 12/31/2017	$23.31383	$25.89693	38,501
01/01/2018 to 12/31/2018	$25.89693	$22.03326	44,443
AST Government Money Market Portfolio
01/01/2009 to 12/31/2009	$10.45357	$10.37528	8,118
01/01/2010 to 12/31/2010	$10.37528	$10.27485	23,603
01/01/2011 to 12/31/2011	$10.27485	$10.17598	28,226
01/01/2012 to 12/31/2012	$10.17598	$10.07626	137,020
01/01/2013 to 12/31/2013	$10.07626	$9.97714	122,291
01/01/2014 to 12/31/2014	$9.97714	$9.87852	250,708
01/01/2015 to 12/31/2015	$9.87852	$9.78032	270,947
01/01/2016 to 12/31/2016	$9.78032	$9.68399	281,767
01/01/2017 to 12/31/2017	$9.68399	$9.62117	396,090
01/01/2018 to 12/31/2018	$9.62117	$9.64920	275,729
AST High Yield Portfolio
01/01/2009 to 12/31/2009	$7.34697	$9.86035	3,032
01/01/2010 to 12/31/2010	$9.86035	$11.08074	18,004
01/01/2011 to 12/31/2011	$11.08074	$11.31919	24,364
01/01/2012 to 12/31/2012	$11.31919	$12.76194	53,227
01/01/2013 to 12/31/2013	$12.76194	$13.54280	47,007
01/01/2014 to 12/31/2014	$13.54280	$13.75166	62,152
01/01/2015 to 12/31/2015	$13.75166	$13.13027	80,541
01/01/2016 to 12/31/2016	$13.13027	$15.00201	109,170
01/01/2017 to 12/31/2017	$15.00201	$15.96360	109,039
01/01/2018 to 12/31/2018	$15.96360	$15.49079	124,974
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$5.70314	$6.74404	0
01/01/2010 to 12/31/2010	$6.74404	$7.55590	197
01/01/2011 to 12/31/2011	$7.55590	$7.16817	1,094
01/01/2012 to 12/31/2012	$7.16817	$8.29561	14,852
01/01/2013 to 12/31/2013	$8.29561	$11.48738	31,898
01/01/2014 to 12/31/2014	$11.48738	$12.93708	42,358
01/01/2015 to 12/31/2015	$12.93708	$11.80525	49,990
01/01/2016 to 12/31/2016	$11.80525	$14.01298	61,709
01/01/2017 to 12/31/2017	$14.01298	$16.53743	85,467
01/01/2018 to 12/31/2018	$16.53743	$14.05575	103,948
AST International Growth Portfolio
01/01/2009 to 12/31/2009	$5.93863	$7.95483	448
01/01/2010 to 12/31/2010	$7.95483	$9.01789	458
01/01/2011 to 12/31/2011	$9.01789	$7.77483	437
01/01/2012 to 12/31/2012	$7.77483	$9.26557	8,321
01/01/2013 to 12/31/2013	$9.26557	$10.92201	15,690
01/01/2014 to 12/31/2014	$10.92201	$10.21646	15,533
01/01/2015 to 12/31/2015	$10.21646	$10.43383	19,369
01/01/2016 to 12/31/2016	$10.43383	$9.94030	16,568
01/01/2017 to 12/31/2017	$9.94030	$13.32866	20,148
01/01/2018 to 12/31/2018	$13.32866	$11.43688	25,328

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST International Value Portfolio
01/01/2009 to 12/31/2009	$6.45950	$8.34615	0
01/01/2010 to 12/31/2010	$8.34615	$9.17929	607
01/01/2011 to 12/31/2011	$9.17929	$7.94794	1,773
01/01/2012 to 12/31/2012	$7.94794	$9.18156	3,131
01/01/2013 to 12/31/2013	$9.18156	$10.86035	7,431
01/01/2014 to 12/31/2014	$10.86035	$10.03208	9,404
01/01/2015 to 12/31/2015	$10.03208	$10.01389	11,194
01/01/2016 to 12/31/2016	$10.01389	$9.97240	10,720
01/01/2017 to 12/31/2017	$9.97240	$12.12628	12,615
01/01/2018 to 12/31/2018	$12.12628	$10.06836	9,185
AST J.P. Morgan Global Thematic Portfolio
01/01/2009 to 12/31/2009	$7.17178	$8.99427	0
01/01/2010 to 12/31/2010	$8.99427	$10.13569	0
01/01/2011 to 12/31/2011	$10.13569	$9.97825	1,208
01/01/2012 to 12/31/2012	$9.97825	$11.22134	27,647
01/01/2013 to 12/31/2013	$11.22134	$12.91910	27,963
01/01/2014 to 12/31/2014	$12.91910	$13.60521	34,332
01/01/2015 to 12/31/2015	$13.60521	$13.32949	53,555
01/01/2016 to 12/31/2016	$13.32949	$13.88622	58,208
01/01/2017 to 12/31/2017	$13.88622	$16.08024	65,148
01/01/2018 to 12/31/2018	$16.08024	$14.74659	61,814
AST J.P. Morgan International Equity Portfolio
01/01/2009 to 12/31/2009	$6.37232	$8.57302	10,158
01/01/2010 to 12/31/2010	$8.57302	$9.09678	10,379
01/01/2011 to 12/31/2011	$9.09678	$8.18270	11,011
01/01/2012 to 12/31/2012	$8.18270	$9.87658	14,182
01/01/2013 to 12/31/2013	$9.87658	$11.28094	28,745
01/01/2014 to 12/31/2014	$11.28094	$10.45830	71,525
01/01/2015 to 12/31/2015	$10.45830	$10.06541	106,352
01/01/2016 to 12/31/2016	$10.06541	$10.15840	111,320
01/01/2017 to 12/31/2017	$10.15840	$13.03844	128,328
01/01/2018 to 12/31/2018	$13.03844	$10.65367	196,763
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2009 to 12/31/2009	$8.29858	$10.02568	41,174
01/01/2010 to 12/31/2010	$10.02568	$10.65289	41,076
01/01/2011 to 12/31/2011	$10.65289	$10.57215	44,156
01/01/2012 to 12/31/2012	$10.57215	$11.58947	68,595
01/01/2013 to 12/31/2013	$11.58947	$12.74066	67,156
01/01/2014 to 12/31/2014	$12.74066	$13.30181	88,614
01/01/2015 to 12/31/2015	$13.30181	$13.14611	89,830
01/01/2016 to 12/31/2016	$13.14611	$13.51574	125,636
01/01/2017 to 12/31/2017	$13.51574	$15.00708	141,975
01/01/2018 to 12/31/2018	$15.00708	$14.09612	134,968
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08457	$10.29963	0
01/01/2010 to 12/31/2010	$10.29963	$11.35164	0
01/01/2011 to 12/31/2011	$11.35164	$11.31377	0
01/01/2012 to 12/31/2012	$11.31377	$12.90295	518
01/01/2013 to 12/31/2013	$12.90295	$17.43738	5,435
01/01/2014 to 12/31/2014	$17.43738	$18.90555	8,490
01/01/2015 to 12/31/2015	$18.90555	$20.70893	10,511
01/01/2016 to 12/31/2016	$20.70893	$20.20390	10,182
01/01/2017 to 12/31/2017	$20.20390	$27.17167	14,178
01/01/2018 to 12/31/2018	$27.17167	$26.46778	16,937

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.40005	$8.22241	6,687
01/01/2010 to 12/31/2010	$8.22241	$9.74903	6,413
01/01/2011 to 12/31/2011	$9.74903	$9.56442	5,154
01/01/2012 to 12/31/2012	$9.56442	$10.63120	48,310
01/01/2013 to 12/31/2013	$10.63120	$14.37959	35,153
01/01/2014 to 12/31/2014	$14.37959	$15.74482	73,599
01/01/2015 to 12/31/2015	$15.74482	$17.15902	82,680
01/01/2016 to 12/31/2016	$17.15902	$17.93663	79,915
01/01/2017 to 12/31/2017	$17.93663	$23.61802	104,767
01/01/2018 to 12/31/2018	$23.61802	$22.75449	128,715
AST MFS Global Equity Portfolio
01/01/2009 to 12/31/2009	$7.15759	$9.31966	15,605
01/01/2010 to 12/31/2010	$9.31966	$10.33903	12,339
01/01/2011 to 12/31/2011	$10.33903	$9.91614	18,473
01/01/2012 to 12/31/2012	$9.91614	$12.08368	28,565
01/01/2013 to 12/31/2013	$12.08368	$15.27018	35,474
01/01/2014 to 12/31/2014	$15.27018	$15.66783	48,968
01/01/2015 to 12/31/2015	$15.66783	$15.28549	63,770
01/01/2016 to 12/31/2016	$15.28549	$16.21071	73,574
01/01/2017 to 12/31/2017	$16.21071	$19.87703	102,439
01/01/2018 to 12/31/2018	$19.87703	$17.79928	108,751
AST MFS Growth Portfolio
01/01/2009 to 12/31/2009	$7.31108	$8.99798	3,010
01/01/2010 to 12/31/2010	$8.99798	$10.04775	2,559
01/01/2011 to 12/31/2011	$10.04775	$9.88927	3,386
01/01/2012 to 12/31/2012	$9.88927	$11.46400	5,224
01/01/2013 to 12/31/2013	$11.46400	$15.51686	16,702
01/01/2014 to 12/31/2014	$15.51686	$16.70138	32,940
01/01/2015 to 12/31/2015	$16.70138	$17.73141	52,858
01/01/2016 to 12/31/2016	$17.73141	$17.89169	66,755
01/01/2017 to 12/31/2017	$17.89169	$23.15489	77,695
01/01/2018 to 12/31/2018	$23.15489	$23.41734	98,238
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99918	$10.22213	0
01/01/2013 to 12/31/2013	$10.22213	$13.61300	0
01/01/2014 to 12/31/2014	$13.61300	$14.85534	0
01/01/2015 to 12/31/2015	$14.85534	$14.60187	0
01/01/2016 to 12/31/2016	$14.60187	$16.40135	0
01/01/2017 to 12/31/2017	$16.40135	$19.05506	0
01/01/2018 to 12/31/2018	$19.05506	$16.95049	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$5.86395	$8.16575	10,813
01/01/2010 to 12/31/2010	$8.16575	$9.97960	10,171
01/01/2011 to 12/31/2011	$9.97960	$9.63540	10,393
01/01/2012 to 12/31/2012	$9.63540	$11.17393	15,841
01/01/2013 to 12/31/2013	$11.17393	$15.71072	36,628
01/01/2014 to 12/31/2014	$15.71072	$17.77178	44,348
01/01/2015 to 12/31/2015	$17.77178	$16.60400	54,248
01/01/2016 to 12/31/2016	$16.60400	$19.43671	60,770
01/01/2017 to 12/31/2017	$19.43671	$21.89837	74,157
01/01/2018 to 12/31/2018	$21.89837	$18.11547	87,816

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99918	$10.37057	16,117
01/01/2013 to 12/31/2013	$10.37057	$12.20998	8,126
01/01/2014 to 12/31/2014	$12.20998	$12.71038	13,083
01/01/2015 to 12/31/2015	$12.71038	$12.42824	15,806
01/01/2016 to 12/31/2016	$12.42824	$12.83725	25,969
01/01/2017 to 12/31/2017	$12.83725	$14.80668	26,954
01/01/2018 to 12/31/2018	$14.80668	$13.44632	22,681
AST Parametric Emerging Markets Equity Portfolio
01/01/2009 to 12/31/2009	$5.59093	$9.21761	129
01/01/2010 to 12/31/2010	$9.21761	$11.15868	125
01/01/2011 to 12/31/2011	$11.15868	$8.80869	2,616
01/01/2012 to 12/31/2012	$8.80869	$10.28504	3,295
01/01/2013 to 12/31/2013	$10.28504	$10.20593	18,822
01/01/2014 to 12/31/2014	$10.20593	$9.63174	22,153
01/01/2015 to 12/31/2015	$9.63174	$7.94129	23,602
01/01/2016 to 12/31/2016	$7.94129	$8.83470	26,731
01/01/2017 to 12/31/2017	$8.83470	$11.05480	36,278
01/01/2018 to 12/31/2018	$11.05480	$9.40746	33,283
AST Preservation Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.57497	$10.19125	87,454
01/01/2010 to 12/31/2010	$10.19125	$11.15697	108,923
01/01/2011 to 12/31/2011	$11.15697	$11.15675	207,615
01/01/2012 to 12/31/2012	$11.15675	$12.19226	449,309
01/01/2013 to 12/31/2013	$12.19226	$13.18351	433,397
01/01/2014 to 12/31/2014	$13.18351	$13.80684	626,045
01/01/2015 to 12/31/2015	$13.80684	$13.68969	718,355
01/01/2016 to 12/31/2016	$13.68969	$14.30327	825,544
01/01/2017 to 12/31/2017	$14.30327	$15.59655	983,931
01/01/2018 to 12/31/2018	$15.59655	$15.00285	894,586
AST Prudential Growth Allocation Portfolio
01/01/2009 to 12/31/2009	$6.56949	$8.19394	29,491
01/01/2010 to 12/31/2010	$8.19394	$9.65573	34,201
01/01/2011 to 12/31/2011	$9.65573	$8.96603	49,820
01/01/2012 to 12/31/2012	$8.96603	$10.02421	61,112
01/01/2013 to 12/31/2013	$10.02421	$11.61472	94,352
01/01/2014 to 12/31/2014	$11.61472	$12.55744	195,413
01/01/2015 to 12/31/2015	$12.55744	$12.35696	264,830
01/01/2016 to 12/31/2016	$12.35696	$13.46983	281,928
01/01/2017 to 12/31/2017	$13.46983	$15.48350	579,941
01/01/2018 to 12/31/2018	$15.48350	$14.16509	601,960
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99918	$11.73020	0
01/01/2014 to 12/31/2014	$11.73020	$13.38423	0
01/01/2015 to 12/31/2015	$13.38423	$13.45615	0
01/01/2016 to 12/31/2016	$13.45615	$14.76943	0
01/01/2017 to 12/31/2017	$14.76943	$17.75463	0
01/01/2018 to 12/31/2018	$17.75463	$16.32087	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST QMA US Equity Alpha Portfolio
01/01/2009 to 12/31/2009	$6.29304	$7.59041	0
01/01/2010 to 12/31/2010	$7.59041	$8.64622	0
01/01/2011 to 12/31/2011	$8.64622	$8.85664	491
01/01/2012 to 12/31/2012	$8.85664	$10.41779	1,912
01/01/2013 to 12/31/2013	$10.41779	$13.65949	8,717
01/01/2014 to 12/31/2014	$13.65949	$15.85219	20,322
01/01/2015 to 12/31/2015	$15.85219	$16.17865	28,273
01/01/2016 to 12/31/2016	$16.17865	$18.39686	44,915
01/01/2017 to 12/31/2017	$18.39686	$22.26804	47,201
01/01/2018 to 12/31/2018	$22.26804	$20.23491	57,393
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99918	$8.93992	0
01/01/2012 to 12/31/2012	$8.93992	$10.01604	21,087
01/01/2013 to 12/31/2013	$10.01604	$12.13798	25,309
01/01/2014 to 12/31/2014	$12.13798	$12.79898	15,325
01/01/2015 to 12/31/2015	$12.79898	$12.69136	93,053
01/01/2016 to 12/31/2016	$12.69136	$13.36031	201,968
01/01/2017 to 12/31/2017	$13.36031	$15.63441	221,992
01/01/2018 to 12/31/2018	$15.63441	$14.46842	278,782
AST RCM World Trends Portfolio
01/01/2009 to 12/31/2009	$7.37971	$9.01552	0
01/01/2010 to 12/31/2010	$9.01552	$9.99007	0
01/01/2011 to 12/31/2011	$9.99007	$9.71160	5,942
01/01/2012 to 12/31/2012	$9.71160	$10.60403	50,477
01/01/2013 to 12/31/2013	$10.60403	$11.80510	62,149
01/01/2014 to 12/31/2014	$11.80510	$12.28896	69,809
01/01/2015 to 12/31/2015	$12.28896	$12.14719	72,169
01/01/2016 to 12/31/2016	$12.14719	$12.60617	100,956
01/01/2017 to 12/31/2017	$12.60617	$14.50774	139,717
01/01/2018 to 12/31/2018	$14.50774	$13.22832	137,096
AST Small-Cap Growth Opportunities Portfolio
01/01/2009 to 12/31/2009	$6.04442	$7.93932	3,166
01/01/2010 to 12/31/2010	$7.93932	$10.41905	2,949
01/01/2011 to 12/31/2011	$10.41905	$8.96343	2,264
01/01/2012 to 12/31/2012	$8.96343	$10.65604	9,161
01/01/2013 to 12/31/2013	$10.65604	$14.85632	15,705
01/01/2014 to 12/31/2014	$14.85632	$15.43593	19,852
01/01/2015 to 12/31/2015	$15.43593	$15.48715	29,778
01/01/2016 to 12/31/2016	$15.48715	$16.51462	32,216
01/01/2017 to 12/31/2017	$16.51462	$20.87920	46,248
01/01/2018 to 12/31/2018	$20.87920	$18.42985	62,800
AST Small-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.73693	$8.93194	0
01/01/2010 to 12/31/2010	$8.93194	$12.06406	0
01/01/2011 to 12/31/2011	$12.06406	$11.82778	819
01/01/2012 to 12/31/2012	$11.82778	$13.13644	5,376
01/01/2013 to 12/31/2013	$13.13644	$17.58113	12,287
01/01/2014 to 12/31/2014	$17.58113	$18.07191	13,769
01/01/2015 to 12/31/2015	$18.07191	$18.03357	12,680
01/01/2016 to 12/31/2016	$18.03357	$20.01168	20,627
01/01/2017 to 12/31/2017	$20.01168	$24.55270	24,216
01/01/2018 to 12/31/2018	$24.55270	$22.26553	15,944

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.56669	$8.25723	0
01/01/2010 to 12/31/2010	$8.25723	$10.30053	0
01/01/2011 to 12/31/2011	$10.30053	$9.58913	680
01/01/2012 to 12/31/2012	$9.58913	$11.21832	7,416
01/01/2013 to 12/31/2013	$11.21832	$15.26149	17,249
01/01/2014 to 12/31/2014	$15.26149	$15.90635	18,760
01/01/2015 to 12/31/2015	$15.90635	$15.07015	20,694
01/01/2016 to 12/31/2016	$15.07015	$19.27868	20,881
01/01/2017 to 12/31/2017	$19.27868	$20.49063	31,112
01/01/2018 to 12/31/2018	$20.49063	$16.82275	44,188
AST T. Rowe Price Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.75653	$9.53361	42,393
01/01/2010 to 12/31/2010	$9.53361	$10.52807	33,991
01/01/2011 to 12/31/2011	$10.52807	$10.63067	60,944
01/01/2012 to 12/31/2012	$10.63067	$11.94592	170,982
01/01/2013 to 12/31/2013	$11.94592	$13.81861	463,674
01/01/2014 to 12/31/2014	$13.81861	$14.48626	626,426
01/01/2015 to 12/31/2015	$14.48626	$14.34890	810,547
01/01/2016 to 12/31/2016	$14.34890	$15.27883	843,845
01/01/2017 to 12/31/2017	$15.27883	$17.45860	944,414
01/01/2018 to 12/31/2018	$17.45860	$16.36414	1,089,691
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.43744	$9.77555	3,241
01/01/2010 to 12/31/2010	$9.77555	$11.20897	3,920
01/01/2011 to 12/31/2011	$11.20897	$10.91000	4,699
01/01/2012 to 12/31/2012	$10.91000	$12.70117	19,767
01/01/2013 to 12/31/2013	$12.70117	$18.11188	40,364
01/01/2014 to 12/31/2014	$18.11188	$19.42910	54,961
01/01/2015 to 12/31/2015	$19.42910	$21.08029	51,404
01/01/2016 to 12/31/2016	$21.08029	$21.43515	65,202
01/01/2017 to 12/31/2017	$21.43515	$29.26401	69,075
01/01/2018 to 12/31/2018	$29.26401	$30.09300	84,325
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.32963	$7.41124	0
01/01/2010 to 12/31/2010	$7.41124	$8.25078	0
01/01/2011 to 12/31/2011	$8.25078	$8.12903	4,250
01/01/2012 to 12/31/2012	$8.12903	$9.12709	14,114
01/01/2013 to 12/31/2013	$9.12709	$12.16608	25,451
01/01/2014 to 12/31/2014	$12.16608	$12.23327	30,161
01/01/2015 to 12/31/2015	$12.23327	$11.37778	29,175
01/01/2016 to 12/31/2016	$11.37778	$11.95569	29,680
01/01/2017 to 12/31/2017	$11.95569	$13.79697	56,686
01/01/2018 to 12/31/2018	$13.79697	$12.33326	110,849
AST T. Rowe Price Natural Resources Portfolio
01/01/2009 to 12/31/2009	$6.90317	$10.20784	15,445
01/01/2010 to 12/31/2010	$10.20784	$12.17409	13,337
01/01/2011 to 12/31/2011	$12.17409	$10.25550	19,083
01/01/2012 to 12/31/2012	$10.25550	$10.52125	16,869
01/01/2013 to 12/31/2013	$10.52125	$12.01930	30,337
01/01/2014 to 12/31/2014	$12.01930	$10.90540	40,792
01/01/2015 to 12/31/2015	$10.90540	$8.71869	53,185
01/01/2016 to 12/31/2016	$8.71869	$10.75741	93,994
01/01/2017 to 12/31/2017	$10.75741	$11.74892	94,161
01/01/2018 to 12/31/2018	$11.74892	$9.69486	85,217

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Templeton Global Bond Portfolio
01/01/2009 to 12/31/2009	$10.36499	$11.50569	10,277
01/01/2010 to 12/31/2010	$11.50569	$12.04612	11,386
01/01/2011 to 12/31/2011	$12.04612	$12.41886	12,041
01/01/2012 to 12/31/2012	$12.41886	$12.93840	11,281
01/01/2013 to 12/31/2013	$12.93840	$12.32953	16,494
01/01/2014 to 12/31/2014	$12.32953	$12.27550	29,219
01/01/2015 to 12/31/2015	$12.27550	$11.59268	53,393
01/01/2016 to 12/31/2016	$11.59268	$11.97824	55,376
01/01/2017 to 12/31/2017	$11.97824	$12.10197	88,441
01/01/2018 to 12/31/2018	$12.10197	$12.22110	85,984
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.19415	$8.51751	0
01/01/2010 to 12/31/2010	$8.51751	$10.42410	0
01/01/2011 to 12/31/2011	$10.42410	$9.96483	972
01/01/2012 to 12/31/2012	$9.96483	$11.68256	7,983
01/01/2013 to 12/31/2013	$11.68256	$15.31633	5,233
01/01/2014 to 12/31/2014	$15.31633	$17.43481	8,434
01/01/2015 to 12/31/2015	$17.43481	$16.12146	25,811
01/01/2016 to 12/31/2016	$16.12146	$18.19606	25,555
01/01/2017 to 12/31/2017	$18.19606	$21.35480	27,034
01/01/2018 to 12/31/2018	$21.35480	$17.64836	28,454
AST Wellington Management Hedged Equity Portfolio
01/01/2009 to 12/31/2009	$6.31035	$8.02421	13,667
01/01/2010 to 12/31/2010	$8.02421	$9.10752	13,459
01/01/2011 to 12/31/2011	$9.10752	$8.70580	20,325
01/01/2012 to 12/31/2012	$8.70580	$9.56832	21,025
01/01/2013 to 12/31/2013	$9.56832	$11.41596	32,813
01/01/2014 to 12/31/2014	$11.41596	$11.92516	51,705
01/01/2015 to 12/31/2015	$11.92516	$11.73237	76,182
01/01/2016 to 12/31/2016	$11.73237	$12.37437	94,590
01/01/2017 to 12/31/2017	$12.37437	$13.91758	107,900
01/01/2018 to 12/31/2018	$13.91758	$13.09050	100,403
AST Western Asset Core Plus Bond Portfolio
01/01/2009 to 12/31/2009	$9.37351	$10.35999	3,687
01/01/2010 to 12/31/2010	$10.35999	$11.05727	3,593
01/01/2011 to 12/31/2011	$11.05727	$11.60740	6,542
01/01/2012 to 12/31/2012	$11.60740	$12.39484	37,608
01/01/2013 to 12/31/2013	$12.39484	$12.08896	36,684
01/01/2014 to 12/31/2014	$12.08896	$12.83064	48,572
01/01/2015 to 12/31/2015	$12.83064	$12.86080	60,874
01/01/2016 to 12/31/2016	$12.86080	$13.38950	106,795
01/01/2017 to 12/31/2017	$13.38950	$14.09350	107,980
01/01/2018 to 12/31/2018	$14.09350	$13.63727	340,141
*Denotes the start date of these sub-accounts

PREMIER L SERIES
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: With only HD GRO (1.85%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.16664	$8.75036	6,625
01/01/2010 to 12/31/2010	$8.75036	$9.61939	6,364
01/01/2011 to 12/31/2011	$9.61939	$9.19378	7,465
01/01/2012 to 12/31/2012	$9.19378	$10.16082	8,157
01/01/2013 to 12/31/2013	$10.16082	$10.97131	1,385
01/01/2014 to 12/31/2014	$10.97131	$11.18347	6,608
01/01/2015 to 12/31/2015	$11.18347	$10.62680	4,039
01/01/2016 to 12/31/2016	$10.62680	$11.09532	360
01/01/2017 to 12/31/2017	$11.09532	$12.26534	698
01/01/2018 to 12/31/2018	$12.26534	$11.06162	0
AST Advanced Strategies Portfolio
01/01/2009 to 12/31/2009	$7.27132	$9.00981	1,996
01/01/2010 to 12/31/2010	$9.00981	$10.05863	2,586
01/01/2011 to 12/31/2011	$10.05863	$9.88727	2,900
01/01/2012 to 12/31/2012	$9.88727	$11.03232	2,818
01/01/2013 to 12/31/2013	$11.03232	$12.62536	0
01/01/2014 to 12/31/2014	$12.62536	$13.15313	0
01/01/2015 to 12/31/2015	$13.15313	$13.01786	0
01/01/2016 to 12/31/2016	$13.01786	$13.69018	0
01/01/2017 to 12/31/2017	$13.69018	$15.71740	0
01/01/2018 to 12/31/2018	$15.71740	$14.52203	0
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99849	$11.62386	0
01/01/2014 to 12/31/2014	$11.62386	$12.91578	0
01/01/2015 to 12/31/2015	$12.91578	$12.90015	0
01/01/2016 to 12/31/2016	$12.90015	$14.02200	0
01/01/2017 to 12/31/2017	$14.02200	$16.81558	0
01/01/2018 to 12/31/2018	$16.81558	$15.16568	0
AST Balanced Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.38927	$8.94528	0
01/01/2010 to 12/31/2010	$8.94528	$9.86436	0
01/01/2011 to 12/31/2011	$9.86436	$9.56771	0
01/01/2012 to 12/31/2012	$9.56771	$10.56555	0
01/01/2013 to 12/31/2013	$10.56555	$12.20435	0
01/01/2014 to 12/31/2014	$12.20435	$12.76411	0
01/01/2015 to 12/31/2015	$12.76411	$12.59187	0
01/01/2016 to 12/31/2016	$12.59187	$13.14232	0
01/01/2017 to 12/31/2017	$13.14232	$14.82764	0
01/01/2018 to 12/31/2018	$14.82764	$13.83855	0
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99849	$9.15655	0
01/01/2012 to 12/31/2012	$9.15655	$10.05939	0
01/01/2013 to 12/31/2013	$10.05939	$10.94863	0
01/01/2014 to 12/31/2014	$10.94863	$11.27593	0
01/01/2015 to 12/31/2015	$11.27593	$10.73889	0
01/01/2016 to 12/31/2016	$10.73889	$11.27810	0
01/01/2017 to 12/31/2017	$11.27810	$12.47036	0
01/01/2018 to 12/31/2018	$12.47036	$11.59632	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Low Duration Bond Portfolio
01/01/2009 to 12/31/2009	$9.66787	$10.46317	6,916
01/01/2010 to 12/31/2010	$10.46317	$10.67366	0
01/01/2011 to 12/31/2011	$10.67366	$10.71554	0
01/01/2012 to 12/31/2012	$10.71554	$11.01459	0
01/01/2013 to 12/31/2013	$11.01459	$10.57949	0
01/01/2014 to 12/31/2014	$10.57949	$10.37734	0
01/01/2015 to 12/31/2015	$10.37734	$10.23801	0
01/01/2016 to 12/31/2016	$10.23801	$10.21746	0
01/01/2017 to 12/31/2017	$10.21746	$10.20367	0
01/01/2018 to 12/31/2018	$10.20367	$10.09168	0
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2009 to 12/31/2009	$9.36846	$10.71847	3,706
01/01/2010 to 12/31/2010	$10.71847	$11.33604	0
01/01/2011 to 12/31/2011	$11.33604	$11.48422	0
01/01/2012 to 12/31/2012	$11.48422	$12.32649	0
01/01/2013 to 12/31/2013	$12.32649	$11.88023	0
01/01/2014 to 12/31/2014	$11.88023	$12.15803	0
01/01/2015 to 12/31/2015	$12.15803	$11.68555	0
01/01/2016 to 12/31/2016	$11.68555	$11.95877	0
01/01/2017 to 12/31/2017	$11.95877	$12.25420	0
01/01/2018 to 12/31/2018	$12.25420	$11.95104	0
AST Bond Portfolio 2018
01/01/2009 to 12/31/2009	$12.03290	$11.09949	15,731
01/01/2010 to 12/31/2010	$11.09949	$12.11684	7,728
01/01/2011 to 12/31/2011	$12.11684	$13.51263	7,728
01/01/2012 to 12/31/2012	$13.51263	$14.02521	6,135
01/01/2013 to 12/31/2013	$14.02521	$13.33768	7,087
01/01/2014 to 12/31/2014	$13.33768	$13.44398	7,087
01/01/2015 to 12/31/2015	$13.44398	$13.30668	7,087
01/01/2016 to 12/31/2016	$13.30668	$13.27577	7,087
01/01/2017 to 12/31/2017	$13.27577	$13.12806	6,424
01/01/2018 to 12/31/2018	$13.12806	$12.98599	0
AST Bond Portfolio 2019
01/01/2009 to 12/31/2009	$12.10174	$10.96689	9,485
01/01/2010 to 12/31/2010	$10.96689	$11.99103	13,335
01/01/2011 to 12/31/2011	$11.99103	$13.65410	0
01/01/2012 to 12/31/2012	$13.65410	$14.19109	0
01/01/2013 to 12/31/2013	$14.19109	$13.26017	0
01/01/2014 to 12/31/2014	$13.26017	$13.57445	0
01/01/2015 to 12/31/2015	$13.57445	$13.47057	0
01/01/2016 to 12/31/2016	$13.47057	$13.41760	0
01/01/2017 to 12/31/2017	$13.41760	$13.27476	0
01/01/2018 to 12/31/2018	$13.27476	$13.10578	6,915
AST Bond Portfolio 2020
01/02/2009* to 12/31/2009	$9.99900	$8.78733	0
01/01/2010 to 12/31/2010	$8.78733	$9.64967	16,750
01/01/2011 to 12/31/2011	$9.64967	$11.24415	0
01/01/2012 to 12/31/2012	$11.24415	$11.73723	0
01/01/2013 to 12/31/2013	$11.73723	$10.77318	0
01/01/2014 to 12/31/2014	$10.77318	$11.22894	0
01/01/2015 to 12/31/2015	$11.22894	$11.19334	0
01/01/2016 to 12/31/2016	$11.19334	$11.20541	0
01/01/2017 to 12/31/2017	$11.20541	$11.09977	0
01/01/2018 to 12/31/2018	$11.09977	$10.92859	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$9.99799	$11.00652	873
01/01/2011 to 12/31/2011	$11.00652	$13.00070	9,646
01/01/2012 to 12/31/2012	$13.00070	$13.63134	0
01/01/2013 to 12/31/2013	$13.63134	$12.44678	0
01/01/2014 to 12/31/2014	$12.44678	$13.15927	0
01/01/2015 to 12/31/2015	$13.15927	$13.15067	0
01/01/2016 to 12/31/2016	$13.15067	$13.17484	0
01/01/2017 to 12/31/2017	$13.17484	$13.14056	0
01/01/2018 to 12/31/2018	$13.14056	$12.90937	0
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99849	$12.01851	15,225
01/01/2012 to 12/31/2012	$12.01851	$12.48985	25,413
01/01/2013 to 12/31/2013	$12.48985	$11.06789	0
01/01/2014 to 12/31/2014	$11.06789	$11.99362	0
01/01/2015 to 12/31/2015	$11.99362	$12.02252	0
01/01/2016 to 12/31/2016	$12.02252	$12.02014	0
01/01/2017 to 12/31/2017	$12.02014	$11.98751	0
01/01/2018 to 12/31/2018	$11.98751	$11.75131	0
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99800	$10.39724	4,829
01/01/2013 to 12/31/2013	$10.39724	$9.16722	51,684
01/01/2014 to 12/31/2014	$9.16722	$10.13653	28,870
01/01/2015 to 12/31/2015	$10.13653	$10.22188	0
01/01/2016 to 12/31/2016	$10.22188	$10.22833	0
01/01/2017 to 12/31/2017	$10.22833	$10.21331	0
01/01/2018 to 12/31/2018	$10.21331	$10.00037	0
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99900	$8.74800	0
01/01/2014 to 12/31/2014	$8.74800	$9.84236	0
01/01/2015 to 12/31/2015	$9.84236	$9.93806	0
01/01/2016 to 12/31/2016	$9.93806	$9.94387	0
01/01/2017 to 12/31/2017	$9.94387	$9.92797	0
01/01/2018 to 12/31/2018	$9.92797	$9.68398	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99900	$11.30095	0
01/01/2015 to 12/31/2015	$11.30095	$11.31735	34,588
01/01/2016 to 12/31/2016	$11.31735	$11.38684	0
01/01/2017 to 12/31/2017	$11.38684	$11.38515	0
01/01/2018 to 12/31/2018	$11.38515	$11.09506	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99900	$9.93618	0
01/01/2016 to 12/31/2016	$9.93618	$9.95867	38,194
01/01/2017 to 12/31/2017	$9.95867	$10.01483	30,499
01/01/2018 to 12/31/2018	$10.01483	$9.72965	5,408
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	$9.99800	$9.87773	2,646
01/01/2017 to 12/31/2017	$9.87773	$9.95913	2,069
01/01/2018 to 12/31/2018	$9.95913	$9.65411	2,722
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	$9.99799	$10.03488	0
01/01/2018 to 12/31/2018	$10.03488	$9.64905	0
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	$9.99799	$9.66021	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Capital Growth Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$6.93669	$8.53583	0
01/01/2010 to 12/31/2010	$8.53583	$9.50184	0
01/01/2011 to 12/31/2011	$9.50184	$9.10312	0
01/01/2012 to 12/31/2012	$9.10312	$10.16400	0
01/01/2013 to 12/31/2013	$10.16400	$12.24281	0
01/01/2014 to 12/31/2014	$12.24281	$12.86132	0
01/01/2015 to 12/31/2015	$12.86132	$12.69506	0
01/01/2016 to 12/31/2016	$12.69506	$13.31703	0
01/01/2017 to 12/31/2017	$13.31703	$15.41498	0
01/01/2018 to 12/31/2018	$15.41498	$14.19249	0
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99849	$11.64623	0
01/01/2014 to 12/31/2014	$11.64623	$12.99077	0
01/01/2015 to 12/31/2015	$12.99077	$12.29913	0
01/01/2016 to 12/31/2016	$12.29913	$13.87486	0
01/01/2017 to 12/31/2017	$13.87486	$16.13066	0
01/01/2018 to 12/31/2018	$16.13066	$15.08143	0
AST Cohen & Steers Realty Portfolio
01/01/2009 to 12/31/2009	$6.59689	$8.54514	0
01/01/2010 to 12/31/2010	$8.54514	$10.79717	0
01/01/2011 to 12/31/2011	$10.79717	$11.29999	0
01/01/2012 to 12/31/2012	$11.29999	$12.79714	0
01/01/2013 to 12/31/2013	$12.79714	$12.95833	0
01/01/2014 to 12/31/2014	$12.95833	$16.65622	0
01/01/2015 to 12/31/2015	$16.65622	$17.14588	0
01/01/2016 to 12/31/2016	$17.14588	$17.64564	0
01/01/2017 to 12/31/2017	$17.64564	$18.40802	0
01/01/2018 to 12/31/2018	$18.40802	$17.21253	0
AST Fidelity Institutional AM® Quantitative Portfolio
formerly,AST FI Pyramis® Quantitative Portfolio
01/01/2009 to 12/31/2009	$6.82289	$8.29675	0
01/01/2010 to 12/31/2010	$8.29675	$9.31618	0
01/01/2011 to 12/31/2011	$9.31618	$9.00962	0
01/01/2012 to 12/31/2012	$9.00962	$9.78639	2,336
01/01/2013 to 12/31/2013	$9.78639	$11.02685	1,061
01/01/2014 to 12/31/2014	$11.02685	$11.16769	1,061
01/01/2015 to 12/31/2015	$11.16769	$11.07350	1,061
01/01/2016 to 12/31/2016	$11.07350	$11.33520	1,061
01/01/2017 to 12/31/2017	$11.33520	$12.96310	962
01/01/2018 to 12/31/2018	$12.96310	$11.74066	773
AST Global Real Estate Portfolio
01/01/2009 to 12/31/2009	$6.10873	$8.10294	0
01/01/2010 to 12/31/2010	$8.10294	$9.56280	0
01/01/2011 to 12/31/2011	$9.56280	$8.91628	0
01/01/2012 to 12/31/2012	$8.91628	$11.10055	0
01/01/2013 to 12/31/2013	$11.10055	$11.37283	0
01/01/2014 to 12/31/2014	$11.37283	$12.72096	0
01/01/2015 to 12/31/2015	$12.72096	$12.47872	0
01/01/2016 to 12/31/2016	$12.47872	$12.36218	0
01/01/2017 to 12/31/2017	$12.36218	$13.45955	0
01/01/2018 to 12/31/2018	$13.45955	$12.59138	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.38454	$7.47138	0
01/01/2010 to 12/31/2010	$7.47138	$8.28096	0
01/01/2011 to 12/31/2011	$8.28096	$7.68208	0
01/01/2012 to 12/31/2012	$7.68208	$9.02579	0
01/01/2013 to 12/31/2013	$9.02579	$11.83446	0
01/01/2014 to 12/31/2014	$11.83446	$13.14540	0
01/01/2015 to 12/31/2015	$13.14540	$12.31025	0
01/01/2016 to 12/31/2016	$12.31025	$13.48205	0
01/01/2017 to 12/31/2017	$13.48205	$14.52805	0
01/01/2018 to 12/31/2018	$14.52805	$13.04641	0
AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.55906	$10.11672	0
01/01/2010 to 12/31/2010	$10.11672	$11.90223	0
01/01/2011 to 12/31/2011	$11.90223	$11.33841	0
01/01/2012 to 12/31/2012	$11.33841	$13.31569	0
01/01/2013 to 12/31/2013	$13.31569	$17.28268	0
01/01/2014 to 12/31/2014	$17.28268	$18.92483	0
01/01/2015 to 12/31/2015	$18.92483	$17.52460	0
01/01/2016 to 12/31/2016	$17.52460	$17.49003	0
01/01/2017 to 12/31/2017	$17.49003	$21.82550	0
01/01/2018 to 12/31/2018	$21.82550	$20.49507	0
AST Goldman Sachs Multi-Asset Portfolio
01/01/2009 to 12/31/2009	$7.60711	$9.21533	3,344
01/01/2010 to 12/31/2010	$9.21533	$10.09734	815
01/01/2011 to 12/31/2011	$10.09734	$9.86393	1,379
01/01/2012 to 12/31/2012	$9.86393	$10.66563	1,079
01/01/2013 to 12/31/2013	$10.66563	$11.50030	309
01/01/2014 to 12/31/2014	$11.50030	$11.74777	1,037
01/01/2015 to 12/31/2015	$11.74777	$11.42947	784
01/01/2016 to 12/31/2016	$11.42947	$11.81214	333
01/01/2017 to 12/31/2017	$11.81214	$13.02278	646
01/01/2018 to 12/31/2018	$13.02278	$11.88251	0
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.63362	$9.50718	0
01/01/2010 to 12/31/2010	$9.50718	$11.83301	0
01/01/2011 to 12/31/2011	$11.83301	$11.76964	0
01/01/2012 to 12/31/2012	$11.76964	$13.36861	0
01/01/2013 to 12/31/2013	$13.36861	$18.22040	0
01/01/2014 to 12/31/2014	$18.22040	$19.17717	0
01/01/2015 to 12/31/2015	$19.17717	$17.79418	0
01/01/2016 to 12/31/2016	$17.79418	$21.71949	0
01/01/2017 to 12/31/2017	$21.71949	$23.92523	0
01/01/2018 to 12/31/2018	$23.92523	$20.18468	0
AST Government Money Market Portfolio
01/01/2009 to 12/31/2009	$10.04509	$9.88700	3,357
01/01/2010 to 12/31/2010	$9.88700	$9.70981	0
01/01/2011 to 12/31/2011	$9.70981	$9.53571	0
01/01/2012 to 12/31/2012	$9.53571	$9.36303	0
01/01/2013 to 12/31/2013	$9.36303	$9.19288	0
01/01/2014 to 12/31/2014	$9.19288	$9.02580	0
01/01/2015 to 12/31/2015	$9.02580	$8.86164	0
01/01/2016 to 12/31/2016	$8.86164	$8.70107	0
01/01/2017 to 12/31/2017	$8.70107	$8.57243	0
01/01/2018 to 12/31/2018	$8.57243	$8.52528	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST High Yield Portfolio
01/01/2009 to 12/31/2009	$7.38620	$9.83037	0
01/01/2010 to 12/31/2010	$9.83037	$10.95488	0
01/01/2011 to 12/31/2011	$10.95488	$11.09746	0
01/01/2012 to 12/31/2012	$11.09746	$12.40731	0
01/01/2013 to 12/31/2013	$12.40731	$13.05662	0
01/01/2014 to 12/31/2014	$13.05662	$13.14740	0
01/01/2015 to 12/31/2015	$13.14740	$12.44854	0
01/01/2016 to 12/31/2016	$12.44854	$14.10474	0
01/01/2017 to 12/31/2017	$14.10474	$14.88392	0
01/01/2018 to 12/31/2018	$14.88392	$14.32183	0
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.22258	$7.29691	0
01/01/2010 to 12/31/2010	$7.29691	$8.10718	0
01/01/2011 to 12/31/2011	$8.10718	$7.62714	0
01/01/2012 to 12/31/2012	$7.62714	$8.75296	0
01/01/2013 to 12/31/2013	$8.75296	$12.01971	0
01/01/2014 to 12/31/2014	$12.01971	$13.42365	0
01/01/2015 to 12/31/2015	$13.42365	$12.14700	0
01/01/2016 to 12/31/2016	$12.14700	$14.29865	0
01/01/2017 to 12/31/2017	$14.29865	$16.73417	0
01/01/2018 to 12/31/2018	$16.73417	$14.10345	0
AST International Growth Portfolio
01/01/2009 to 12/31/2009	$5.53501	$7.35213	0
01/01/2010 to 12/31/2010	$7.35213	$8.26511	0
01/01/2011 to 12/31/2011	$8.26511	$7.06636	0
01/01/2012 to 12/31/2012	$7.06636	$8.35084	0
01/01/2013 to 12/31/2013	$8.35084	$9.76163	0
01/01/2014 to 12/31/2014	$9.76163	$9.05479	0
01/01/2015 to 12/31/2015	$9.05479	$9.17021	0
01/01/2016 to 12/31/2016	$9.17021	$8.66379	0
01/01/2017 to 12/31/2017	$8.66379	$11.52058	0
01/01/2018 to 12/31/2018	$11.52058	$9.80239	0
AST International Value Portfolio
01/01/2009 to 12/31/2009	$6.19823	$7.94167	0
01/01/2010 to 12/31/2010	$7.94167	$8.66176	0
01/01/2011 to 12/31/2011	$8.66176	$7.43734	0
01/01/2012 to 12/31/2012	$7.43734	$8.51983	0
01/01/2013 to 12/31/2013	$8.51983	$9.99348	0
01/01/2014 to 12/31/2014	$9.99348	$9.15424	0
01/01/2015 to 12/31/2015	$9.15424	$9.06144	0
01/01/2016 to 12/31/2016	$9.06144	$8.94884	0
01/01/2017 to 12/31/2017	$8.94884	$10.79130	0
01/01/2018 to 12/31/2018	$10.79130	$8.88462	0
AST J.P. Morgan Global Thematic Portfolio
01/01/2009 to 12/31/2009	$7.13162	$8.86931	0
01/01/2010 to 12/31/2010	$8.86931	$9.91149	0
01/01/2011 to 12/31/2011	$9.91149	$9.67629	0
01/01/2012 to 12/31/2012	$9.67629	$10.79078	0
01/01/2013 to 12/31/2013	$10.79078	$12.31982	0
01/01/2014 to 12/31/2014	$12.31982	$12.86582	0
01/01/2015 to 12/31/2015	$12.86582	$12.49975	0
01/01/2016 to 12/31/2016	$12.49975	$12.91346	0
01/01/2017 to 12/31/2017	$12.91346	$14.82943	0
01/01/2018 to 12/31/2018	$14.82943	$13.48531	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan International Equity Portfolio
01/01/2009 to 12/31/2009	$6.38994	$8.52506	0
01/01/2010 to 12/31/2010	$8.52506	$8.97041	0
01/01/2011 to 12/31/2011	$8.97041	$8.00175	0
01/01/2012 to 12/31/2012	$8.00175	$9.57746	0
01/01/2013 to 12/31/2013	$9.57746	$10.84802	0
01/01/2014 to 12/31/2014	$10.84802	$9.97294	0
01/01/2015 to 12/31/2015	$9.97294	$9.51811	0
01/01/2016 to 12/31/2016	$9.51811	$9.52612	0
01/01/2017 to 12/31/2017	$9.52612	$12.12529	0
01/01/2018 to 12/31/2018	$12.12529	$9.82429	0
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2009 to 12/31/2009	$7.99996	$9.58414	2,410
01/01/2010 to 12/31/2010	$9.58414	$10.09878	2,955
01/01/2011 to 12/31/2011	$10.09878	$9.93872	3,057
01/01/2012 to 12/31/2012	$9.93872	$10.80394	3,038
01/01/2013 to 12/31/2013	$10.80394	$11.77797	621
01/01/2014 to 12/31/2014	$11.77797	$12.19416	1,864
01/01/2015 to 12/31/2015	$12.19416	$11.95073	1,256
01/01/2016 to 12/31/2016	$11.95073	$12.18448	762
01/01/2017 to 12/31/2017	$12.18448	$13.41625	1,440
01/01/2018 to 12/31/2018	$13.41625	$12.49605	758
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08388	$10.28832	0
01/01/2010 to 12/31/2010	$10.28832	$11.24469	0
01/01/2011 to 12/31/2011	$11.24469	$11.11385	0
01/01/2012 to 12/31/2012	$11.11385	$12.56890	0
01/01/2013 to 12/31/2013	$12.56890	$16.84433	0
01/01/2014 to 12/31/2014	$16.84433	$18.11011	0
01/01/2015 to 12/31/2015	$18.11011	$19.67203	0
01/01/2016 to 12/31/2016	$19.67203	$19.03255	0
01/01/2017 to 12/31/2017	$19.03255	$25.38358	0
01/01/2018 to 12/31/2018	$25.38358	$24.51847	0
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.23147	$7.93905	0
01/01/2010 to 12/31/2010	$7.93905	$9.33451	0
01/01/2011 to 12/31/2011	$9.33451	$9.08145	0
01/01/2012 to 12/31/2012	$9.08145	$10.00992	0
01/01/2013 to 12/31/2013	$10.00992	$13.42638	0
01/01/2014 to 12/31/2014	$13.42638	$14.57861	0
01/01/2015 to 12/31/2015	$14.57861	$15.75546	0
01/01/2016 to 12/31/2016	$15.75546	$16.33254	0
01/01/2017 to 12/31/2017	$16.33254	$21.32718	0
01/01/2018 to 12/31/2018	$21.32718	$20.37486	0
AST MFS Global Equity Portfolio
01/01/2009 to 12/31/2009	$7.18067	$9.27153	0
01/01/2010 to 12/31/2010	$9.27153	$10.19976	0
01/01/2011 to 12/31/2011	$10.19976	$9.70101	0
01/01/2012 to 12/31/2012	$9.70101	$11.72263	0
01/01/2013 to 12/31/2013	$11.72263	$14.69034	0
01/01/2014 to 12/31/2014	$14.69034	$14.94715	0
01/01/2015 to 12/31/2015	$14.94715	$14.46054	0
01/01/2016 to 12/31/2016	$14.46054	$15.20822	0
01/01/2017 to 12/31/2017	$15.20822	$18.49266	0
01/01/2018 to 12/31/2018	$18.49266	$16.42056	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Portfolio
01/01/2009 to 12/31/2009	$6.93335	$8.46192	0
01/01/2010 to 12/31/2010	$8.46192	$9.37047	0
01/01/2011 to 12/31/2011	$9.37047	$9.14583	0
01/01/2012 to 12/31/2012	$9.14583	$10.51361	0
01/01/2013 to 12/31/2013	$10.51361	$14.11178	0
01/01/2014 to 12/31/2014	$14.11178	$15.06224	0
01/01/2015 to 12/31/2015	$15.06224	$15.85780	0
01/01/2016 to 12/31/2016	$15.85780	$15.86800	0
01/01/2017 to 12/31/2017	$15.86800	$20.36504	0
01/01/2018 to 12/31/2018	$20.36504	$20.42296	0
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99850	$10.19036	0
01/01/2013 to 12/31/2013	$10.19036	$13.45754	0
01/01/2014 to 12/31/2014	$13.45754	$14.56310	0
01/01/2015 to 12/31/2015	$14.56310	$14.19521	0
01/01/2016 to 12/31/2016	$14.19521	$15.81194	0
01/01/2017 to 12/31/2017	$15.81194	$18.21750	0
01/01/2018 to 12/31/2018	$18.21750	$16.06935	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.36646	$8.79151	0
01/01/2010 to 12/31/2010	$8.79151	$10.65479	0
01/01/2011 to 12/31/2011	$10.65479	$10.20166	0
01/01/2012 to 12/31/2012	$10.20166	$11.73173	0
01/01/2013 to 12/31/2013	$11.73173	$16.35740	0
01/01/2014 to 12/31/2014	$16.35740	$18.34902	0
01/01/2015 to 12/31/2015	$18.34902	$17.00011	0
01/01/2016 to 12/31/2016	$17.00011	$19.73494	0
01/01/2017 to 12/31/2017	$19.73494	$22.04942	0
01/01/2018 to 12/31/2018	$22.04942	$18.08712	0
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99850	$10.31183	0
01/01/2013 to 12/31/2013	$10.31183	$12.03955	0
01/01/2014 to 12/31/2014	$12.03955	$12.42825	0
01/01/2015 to 12/31/2015	$12.42825	$12.05095	0
01/01/2016 to 12/31/2016	$12.05095	$12.34390	0
01/01/2017 to 12/31/2017	$12.34390	$14.11917	0
01/01/2018 to 12/31/2018	$14.11917	$12.71425	0
AST Parametric Emerging Markets Equity Portfolio
01/01/2009 to 12/31/2009	$5.56961	$9.10580	0
01/01/2010 to 12/31/2010	$9.10580	$10.93147	0
01/01/2011 to 12/31/2011	$10.93147	$8.55733	0
01/01/2012 to 12/31/2012	$8.55733	$9.90799	0
01/01/2013 to 12/31/2013	$9.90799	$9.74958	0
01/01/2014 to 12/31/2014	$9.74958	$9.12418	0
01/01/2015 to 12/31/2015	$9.12418	$7.45993	0
01/01/2016 to 12/31/2016	$7.45993	$8.23015	0
01/01/2017 to 12/31/2017	$8.23015	$10.21262	0
01/01/2018 to 12/31/2018	$10.21262	$8.61768	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Preservation Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.12914	$9.58079	0
01/01/2010 to 12/31/2010	$9.58079	$10.40137	4,027
01/01/2011 to 12/31/2011	$10.40137	$10.31451	6,812
01/01/2012 to 12/31/2012	$10.31451	$11.17743	12,328
01/01/2013 to 12/31/2013	$11.17743	$11.98537	3,530
01/01/2014 to 12/31/2014	$11.98537	$12.44720	11,843
01/01/2015 to 12/31/2015	$12.44720	$12.23861	8,958
01/01/2016 to 12/31/2016	$12.23861	$12.68069	3,810
01/01/2017 to 12/31/2017	$12.68069	$13.71226	7,383
01/01/2018 to 12/31/2018	$13.71226	$13.07954	0
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01841	$10.06769	0
01/01/2012 to 12/31/2012	$10.06769	$10.58738	0
01/01/2013 to 12/31/2013	$10.58738	$10.15469	0
01/01/2014 to 12/31/2014	$10.15469	$10.57452	0
01/01/2015 to 12/31/2015	$10.57452	$10.35454	0
01/01/2016 to 12/31/2016	$10.35454	$10.59482	0
01/01/2017 to 12/31/2017	$10.59482	$10.99281	0
01/01/2018 to 12/31/2018	$10.99281	$10.70426	0
AST Prudential Growth Allocation Portfolio
01/01/2009 to 12/31/2009	$6.34463	$7.84746	5,700
01/01/2010 to 12/31/2010	$7.84746	$9.17030	3,053
01/01/2011 to 12/31/2011	$9.17030	$8.44447	3,758
01/01/2012 to 12/31/2012	$8.44447	$9.36218	3,389
01/01/2013 to 12/31/2013	$9.36218	$10.75724	981
01/01/2014 to 12/31/2014	$10.75724	$11.53332	3,066
01/01/2015 to 12/31/2015	$11.53332	$11.25451	2,172
01/01/2016 to 12/31/2016	$11.25451	$12.16604	1,151
01/01/2017 to 12/31/2017	$12.16604	$13.86835	3,128
01/01/2018 to 12/31/2018	$13.86835	$12.58097	834
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99849	$11.66339	0
01/01/2014 to 12/31/2014	$11.66339	$13.19688	0
01/01/2015 to 12/31/2015	$13.19688	$13.15709	0
01/01/2016 to 12/31/2016	$13.15709	$14.32100	0
01/01/2017 to 12/31/2017	$14.32100	$17.07242	0
01/01/2018 to 12/31/2018	$17.07242	$15.56194	0
AST QMA US Equity Alpha Portfolio
01/01/2009 to 12/31/2009	$6.65612	$7.96135	0
01/01/2010 to 12/31/2010	$7.96135	$8.99312	0
01/01/2011 to 12/31/2011	$8.99312	$9.13532	0
01/01/2012 to 12/31/2012	$9.13532	$10.65579	0
01/01/2013 to 12/31/2013	$10.65579	$13.85493	0
01/01/2014 to 12/31/2014	$13.85493	$15.94482	0
01/01/2015 to 12/31/2015	$15.94482	$16.13726	0
01/01/2016 to 12/31/2016	$16.13726	$18.19705	0
01/01/2017 to 12/31/2017	$18.19705	$21.84307	0
01/01/2018 to 12/31/2018	$21.84307	$19.68206	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99849	$8.88986	0
01/01/2012 to 12/31/2012	$8.88986	$9.87653	0
01/01/2013 to 12/31/2013	$9.87653	$11.86912	0
01/01/2014 to 12/31/2014	$11.86912	$12.41108	0
01/01/2015 to 12/31/2015	$12.41108	$12.20399	0
01/01/2016 to 12/31/2016	$12.20399	$12.74035	0
01/01/2017 to 12/31/2017	$12.74035	$14.78502	0
01/01/2018 to 12/31/2018	$14.78502	$13.56745	0
AST RCM World Trends Portfolio
01/01/2009 to 12/31/2009	$7.33826	$8.89004	845
01/01/2010 to 12/31/2010	$8.89004	$9.76900	521
01/01/2011 to 12/31/2011	$9.76900	$9.41752	427
01/01/2012 to 12/31/2012	$9.41752	$10.19690	492
01/01/2013 to 12/31/2013	$10.19690	$11.25710	119
01/01/2014 to 12/31/2014	$11.25710	$11.62067	420
01/01/2015 to 12/31/2015	$11.62067	$11.39065	268
01/01/2016 to 12/31/2016	$11.39065	$11.72268	131
01/01/2017 to 12/31/2017	$11.72268	$13.37867	276
01/01/2018 to 12/31/2018	$13.37867	$12.09630	147
AST Small-Cap Growth Opportunities Portfolio
01/01/2009 to 12/31/2009	$6.22880	$8.11317	0
01/01/2010 to 12/31/2010	$8.11317	$10.55827	0
01/01/2011 to 12/31/2011	$10.55827	$9.00747	0
01/01/2012 to 12/31/2012	$9.00747	$10.61886	0
01/01/2013 to 12/31/2013	$10.61886	$14.68103	0
01/01/2014 to 12/31/2014	$14.68103	$15.12653	0
01/01/2015 to 12/31/2015	$15.12653	$15.05001	0
01/01/2016 to 12/31/2016	$15.05001	$15.91491	0
01/01/2017 to 12/31/2017	$15.91491	$19.95371	0
01/01/2018 to 12/31/2018	$19.95371	$17.46504	0
AST Small-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$7.25288	$9.53575	0
01/01/2010 to 12/31/2010	$9.53575	$12.77229	0
01/01/2011 to 12/31/2011	$12.77229	$12.41776	0
01/01/2012 to 12/31/2012	$12.41776	$13.67631	0
01/01/2013 to 12/31/2013	$13.67631	$18.15120	0
01/01/2014 to 12/31/2014	$18.15120	$18.50211	0
01/01/2015 to 12/31/2015	$18.50211	$18.30871	0
01/01/2016 to 12/31/2016	$18.30871	$20.14788	0
01/01/2017 to 12/31/2017	$20.14788	$24.51416	0
01/01/2018 to 12/31/2018	$24.51416	$22.04381	0
AST Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.58670	$9.46019	0
01/01/2010 to 12/31/2010	$9.46019	$11.70297	0
01/01/2011 to 12/31/2011	$11.70297	$10.80386	0
01/01/2012 to 12/31/2012	$10.80386	$12.53362	0
01/01/2013 to 12/31/2013	$12.53362	$16.90871	0
01/01/2014 to 12/31/2014	$16.90871	$17.47615	0
01/01/2015 to 12/31/2015	$17.47615	$16.41912	0
01/01/2016 to 12/31/2016	$16.41912	$20.82959	0
01/01/2017 to 12/31/2017	$20.82959	$21.95481	0
01/01/2018 to 12/31/2018	$21.95481	$17.87328	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.70256	$9.38822	1,969
01/01/2010 to 12/31/2010	$9.38822	$10.28094	2,550
01/01/2011 to 12/31/2011	$10.28094	$10.29471	2,860
01/01/2012 to 12/31/2012	$10.29471	$11.47165	2,779
01/01/2013 to 12/31/2013	$11.47165	$13.15941	0
01/01/2014 to 12/31/2014	$13.15941	$13.68001	0
01/01/2015 to 12/31/2015	$13.68001	$13.43712	0
01/01/2016 to 12/31/2016	$13.43712	$14.18888	0
01/01/2017 to 12/31/2017	$14.18888	$16.07833	0
01/01/2018 to 12/31/2018	$16.07833	$14.94380	0
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.60803	$9.95094	0
01/01/2010 to 12/31/2010	$9.95094	$11.31499	0
01/01/2011 to 12/31/2011	$11.31499	$10.92140	0
01/01/2012 to 12/31/2012	$10.92140	$12.60811	0
01/01/2013 to 12/31/2013	$12.60811	$17.82920	0
01/01/2014 to 12/31/2014	$17.82920	$18.96623	0
01/01/2015 to 12/31/2015	$18.96623	$20.40632	0
01/01/2016 to 12/31/2016	$20.40632	$20.57708	0
01/01/2017 to 12/31/2017	$20.57708	$27.85904	0
01/01/2018 to 12/31/2018	$27.85904	$28.40779	0
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.72004	$7.80265	0
01/01/2010 to 12/31/2010	$7.80265	$8.61419	0
01/01/2011 to 12/31/2011	$8.61419	$8.41633	0
01/01/2012 to 12/31/2012	$8.41633	$9.37066	0
01/01/2013 to 12/31/2013	$9.37066	$12.38654	0
01/01/2014 to 12/31/2014	$12.38654	$12.35098	0
01/01/2015 to 12/31/2015	$12.35098	$11.39133	0
01/01/2016 to 12/31/2016	$11.39133	$11.87029	0
01/01/2017 to 12/31/2017	$11.87029	$13.58443	0
01/01/2018 to 12/31/2018	$13.58443	$12.04126	0
AST T. Rowe Price Natural Resources Portfolio
01/01/2009 to 12/31/2009	$5.55442	$8.14473	0
01/01/2010 to 12/31/2010	$8.14473	$9.63249	0
01/01/2011 to 12/31/2011	$9.63249	$8.04678	0
01/01/2012 to 12/31/2012	$8.04678	$8.18609	0
01/01/2013 to 12/31/2013	$8.18609	$9.27366	0
01/01/2014 to 12/31/2014	$9.27366	$8.34388	0
01/01/2015 to 12/31/2015	$8.34388	$6.61506	0
01/01/2016 to 12/31/2016	$6.61506	$8.09394	0
01/01/2017 to 12/31/2017	$8.09394	$8.76641	0
01/01/2018 to 12/31/2018	$8.76641	$7.17296	0
AST Templeton Global Bond Portfolio
01/01/2009 to 12/31/2009	$9.39367	$10.34037	0
01/01/2010 to 12/31/2010	$10.34037	$10.73569	0
01/01/2011 to 12/31/2011	$10.73569	$10.97564	0
01/01/2012 to 12/31/2012	$10.97564	$11.33906	0
01/01/2013 to 12/31/2013	$11.33906	$10.71515	0
01/01/2014 to 12/31/2014	$10.71515	$10.57908	0
01/01/2015 to 12/31/2015	$10.57908	$9.90728	0
01/01/2016 to 12/31/2016	$9.90728	$10.15163	0
01/01/2017 to 12/31/2017	$10.15163	$10.17112	0
01/01/2018 to 12/31/2018	$10.17112	$10.18501	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.71760	$9.16033	0
01/01/2010 to 12/31/2010	$9.16033	$11.11736	0
01/01/2011 to 12/31/2011	$11.11736	$10.53894	0
01/01/2012 to 12/31/2012	$10.53894	$12.25230	0
01/01/2013 to 12/31/2013	$12.25230	$15.92928	0
01/01/2014 to 12/31/2014	$15.92928	$17.98118	0
01/01/2015 to 12/31/2015	$17.98118	$16.48790	0
01/01/2016 to 12/31/2016	$16.48790	$18.45479	0
01/01/2017 to 12/31/2017	$18.45479	$21.47828	0
01/01/2018 to 12/31/2018	$21.47828	$17.60129	0
AST Wellington Management Hedged Equity Portfolio
01/01/2009 to 12/31/2009	$6.32737	$7.97872	0
01/01/2010 to 12/31/2010	$7.97872	$8.98034	0
01/01/2011 to 12/31/2011	$8.98034	$8.51275	0
01/01/2012 to 12/31/2012	$8.51275	$9.27789	0
01/01/2013 to 12/31/2013	$9.27789	$10.97712	0
01/01/2014 to 12/31/2014	$10.97712	$11.37095	0
01/01/2015 to 12/31/2015	$11.37095	$11.09375	0
01/01/2016 to 12/31/2016	$11.09375	$11.60341	0
01/01/2017 to 12/31/2017	$11.60341	$12.94194	0
01/01/2018 to 12/31/2018	$12.94194	$12.07064	0
AST Western Asset Core Plus Bond Portfolio
01/01/2009 to 12/31/2009	$9.08213	$9.95415	0
01/01/2010 to 12/31/2010	$9.95415	$10.53555	0
01/01/2011 to 12/31/2011	$10.53555	$10.96767	0
01/01/2012 to 12/31/2012	$10.96767	$11.61375	0
01/01/2013 to 12/31/2013	$11.61375	$11.23256	0
01/01/2014 to 12/31/2014	$11.23256	$11.82234	0
01/01/2015 to 12/31/2015	$11.82234	$11.75112	0
01/01/2016 to 12/31/2016	$11.75112	$12.13236	0
01/01/2017 to 12/31/2017	$12.13236	$12.66398	0
01/01/2018 to 12/31/2018	$12.66398	$12.15117	0
ProFund VP Consumer Goods Portfolio
01/01/2009 to 12/31/2009	$7.66234	$9.14566	0
01/01/2010 to 12/31/2010	$9.14566	$10.53862	0
01/01/2011 to 12/31/2011	$10.53862	$11.06627	0
01/01/2012 to 12/31/2012	$11.06627	$12.04467	0
01/01/2013 to 12/31/2013	$12.04467	$15.19064	0
01/01/2014 to 12/31/2014	$15.19064	$16.44013	0
01/01/2015 to 12/31/2015	$16.44013	$16.81352	0
01/01/2016 to 12/31/2016	$16.81352	$17.09387	0
01/01/2017 to 12/31/2017	$17.09387	$19.31116	0
01/01/2018 to 12/31/2018	$19.31116	$16.15204	0
ProFund VP Consumer Services
01/01/2009 to 12/31/2009	$7.03399	$9.03365	0
01/01/2010 to 12/31/2010	$9.03365	$10.76678	0
01/01/2011 to 12/31/2011	$10.76678	$11.15292	0
01/01/2012 to 12/31/2012	$11.15292	$13.36984	0
01/01/2013 to 12/31/2013	$13.36984	$18.36073	0
01/01/2014 to 12/31/2014	$18.36073	$20.27350	0
01/01/2015 to 12/31/2015	$20.27350	$20.83870	0
01/01/2016 to 12/31/2016	$20.83870	$21.31751	0
01/01/2017 to 12/31/2017	$21.31751	$24.77598	0
01/01/2018 to 12/31/2018	$24.77598	$24.47315	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Financials
01/01/2009 to 12/31/2009	$5.26569	$5.94603	0
01/01/2010 to 12/31/2010	$5.94603	$6.47619	0
01/01/2011 to 12/31/2011	$6.47619	$5.47919	0
01/01/2012 to 12/31/2012	$5.47919	$6.71000	0
01/01/2013 to 12/31/2013	$6.71000	$8.70148	0
01/01/2014 to 12/31/2014	$8.70148	$9.64694	0
01/01/2015 to 12/31/2015	$9.64694	$9.33022	0
01/01/2016 to 12/31/2016	$9.33022	$10.56461	0
01/01/2017 to 12/31/2017	$10.56461	$12.26006	0
01/01/2018 to 12/31/2018	$12.26006	$10.78077	0
ProFund VP Health Care
01/01/2009 to 12/31/2009	$8.32620	$9.77371	0
01/01/2010 to 12/31/2010	$9.77371	$9.86916	0
01/01/2011 to 12/31/2011	$9.86916	$10.67018	0
01/01/2012 to 12/31/2012	$10.67018	$12.29923	0
01/01/2013 to 12/31/2013	$12.29923	$16.87715	0
01/01/2014 to 12/31/2014	$16.87715	$20.49775	0
01/01/2015 to 12/31/2015	$20.49775	$21.13640	0
01/01/2016 to 12/31/2016	$21.13640	$19.91225	0
01/01/2017 to 12/31/2017	$19.91225	$23.64141	0
01/01/2018 to 12/31/2018	$23.64141	$24.23903	0
ProFund VP Industrials
01/01/2009 to 12/31/2009	$6.08955	$7.41970	0
01/01/2010 to 12/31/2010	$7.41970	$9.01509	0
01/01/2011 to 12/31/2011	$9.01509	$8.69362	0
01/01/2012 to 12/31/2012	$8.69362	$9.88393	0
01/01/2013 to 12/31/2013	$9.88393	$13.41052	0
01/01/2014 to 12/31/2014	$13.41052	$13.90129	0
01/01/2015 to 12/31/2015	$13.90129	$13.18196	0
01/01/2016 to 12/31/2016	$13.18196	$15.21421	0
01/01/2017 to 12/31/2017	$15.21421	$18.28468	0
01/01/2018 to 12/31/2018	$18.28468	$15.65915	0
ProFund VP Large-Cap Growth
01/01/2009 to 12/31/2009	$6.70842	$8.54497	0
01/01/2010 to 12/31/2010	$8.54497	$9.49588	0
01/01/2011 to 12/31/2011	$9.49588	$9.61554	0
01/01/2012 to 12/31/2012	$9.61554	$10.64117	0
01/01/2013 to 12/31/2013	$10.64117	$13.65174	0
01/01/2014 to 12/31/2014	$13.65174	$15.13651	0
01/01/2015 to 12/31/2015	$15.13651	$15.41988	0
01/01/2016 to 12/31/2016	$15.41988	$15.89980	0
01/01/2017 to 12/31/2017	$15.89980	$19.56040	0
01/01/2018 to 12/31/2018	$19.56040	$18.84590	0
ProFund VP Large-Cap Value
01/01/2009 to 12/31/2009	$6.26415	$7.34766	0
01/01/2010 to 12/31/2010	$7.34766	$8.14450	0
01/01/2011 to 12/31/2011	$8.14450	$7.89453	0
01/01/2012 to 12/31/2012	$7.89453	$8.94609	0
01/01/2013 to 12/31/2013	$8.94609	$11.40930	0
01/01/2014 to 12/31/2014	$11.40930	$12.37541	0
01/01/2015 to 12/31/2015	$12.37541	$11.57524	0
01/01/2016 to 12/31/2016	$11.57524	$13.11944	0
01/01/2017 to 12/31/2017	$13.11944	$14.61245	0
01/01/2018 to 12/31/2018	$14.61245	$12.82104	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Mid-Cap Growth
01/01/2009 to 12/31/2009	$6.19227	$8.40939	0
01/01/2010 to 12/31/2010	$8.40939	$10.60304	0
01/01/2011 to 12/31/2011	$10.60304	$10.10944	0
01/01/2012 to 12/31/2012	$10.10944	$11.45211	0
01/01/2013 to 12/31/2013	$11.45211	$14.67640	0
01/01/2014 to 12/31/2014	$14.67640	$15.25880	0
01/01/2015 to 12/31/2015	$15.25880	$15.02408	0
01/01/2016 to 12/31/2016	$15.02408	$16.65127	0
01/01/2017 to 12/31/2017	$16.65127	$19.34264	0
01/01/2018 to 12/31/2018	$19.34264	$16.71468	0
ProFund VP Mid-Cap Value
01/01/2009 to 12/31/2009	$6.45633	$8.29598	0
01/01/2010 to 12/31/2010	$8.29598	$9.81122	0
01/01/2011 to 12/31/2011	$9.81122	$9.25529	0
01/01/2012 to 12/31/2012	$9.25529	$10.59209	0
01/01/2013 to 12/31/2013	$10.59209	$13.74419	0
01/01/2014 to 12/31/2014	$13.74419	$14.86899	0
01/01/2015 to 12/31/2015	$14.86899	$13.39822	0
01/01/2016 to 12/31/2016	$13.39822	$16.35761	0
01/01/2017 to 12/31/2017	$16.35761	$17.76505	0
01/01/2018 to 12/31/2018	$17.76505	$15.12275	0
ProFund VP Real Estate
01/01/2009 to 12/31/2009	$5.51149	$6.92096	0
01/01/2010 to 12/31/2010	$6.92096	$8.47318	0
01/01/2011 to 12/31/2011	$8.47318	$8.71466	0
01/01/2012 to 12/31/2012	$8.71466	$10.02532	0
01/01/2013 to 12/31/2013	$10.02532	$9.85224	0
01/01/2014 to 12/31/2014	$9.85224	$12.09335	0
01/01/2015 to 12/31/2015	$12.09335	$11.91215	0
01/01/2016 to 12/31/2016	$11.91215	$12.36596	0
01/01/2017 to 12/31/2017	$12.36596	$13.11932	0
01/01/2018 to 12/31/2018	$13.11932	$12.14584	0
ProFund VP Small-Cap Growth
01/01/2009 to 12/31/2009	$6.80149	$8.42557	0
01/01/2010 to 12/31/2010	$8.42557	$10.40079	0
01/01/2011 to 12/31/2011	$10.40079	$10.34305	0
01/01/2012 to 12/31/2012	$10.34305	$11.42228	0
01/01/2013 to 12/31/2013	$11.42228	$15.74849	0
01/01/2014 to 12/31/2014	$15.74849	$15.79836	0
01/01/2015 to 12/31/2015	$15.79836	$15.69340	0
01/01/2016 to 12/31/2016	$15.69340	$18.52692	0
01/01/2017 to 12/31/2017	$18.52692	$20.55044	0
01/01/2018 to 12/31/2018	$20.55044	$19.01538	0
ProFund VP Small-Cap Value
01/01/2009 to 12/31/2009	$7.17038	$8.47653	0
01/01/2010 to 12/31/2010	$8.47653	$10.16214	0
01/01/2011 to 12/31/2011	$10.16214	$9.56846	0
01/01/2012 to 12/31/2012	$9.56846	$10.91226	0
01/01/2013 to 12/31/2013	$10.91226	$14.75072	0
01/01/2014 to 12/31/2014	$14.75072	$15.32481	0
01/01/2015 to 12/31/2015	$15.32481	$13.80082	0
01/01/2016 to 12/31/2016	$13.80082	$17.45012	0
01/01/2017 to 12/31/2017	$17.45012	$18.79799	0
01/01/2018 to 12/31/2018	$18.79799	$15.83112	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Telecommunications
01/01/2009 to 12/31/2009	$7.25991	$7.64985	0
01/01/2010 to 12/31/2010	$7.64985	$8.68915	0
01/01/2011 to 12/31/2011	$8.68915	$8.69092	0
01/01/2012 to 12/31/2012	$8.69092	$9.94218	0
01/01/2013 to 12/31/2013	$9.94218	$10.93970	0
01/01/2014 to 12/31/2014	$10.93970	$10.80173	0
01/01/2015 to 12/31/2015	$10.80173	$10.76698	0
01/01/2016 to 12/31/2016	$10.76698	$12.86147	0
01/01/2017 to 12/31/2017	$12.86147	$12.36038	0
01/01/2018 to 12/31/2018	$12.36038	$10.30171	0
ProFund VP Utilities
01/01/2009 to 12/31/2009	$7.20656	$7.83528	0
01/01/2010 to 12/31/2010	$7.83528	$8.15080	0
01/01/2011 to 12/31/2011	$8.15080	$9.40429	0
01/01/2012 to 12/31/2012	$9.40429	$9.24602	0
01/01/2013 to 12/31/2013	$9.24602	$10.28659	0
01/01/2014 to 12/31/2014	$10.28659	$12.71394	0
01/01/2015 to 12/31/2015	$12.71394	$11.68370	0
01/01/2016 to 12/31/2016	$11.68370	$13.20155	0
01/01/2017 to 12/31/2017	$13.20155	$14.34152	0
01/01/2018 to 12/31/2018	$14.34152	$14.48569	0
*Denotes the start date of these sub-accounts

PREMIER L SERIES
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: Combination 5% roll-up and HAV Death Benefit Only (2.00%)
OR Highest Daily Value Death Benefit Only (2.00%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.85173	$9.57274	5,429,944
01/01/2010 to 12/31/2010	$9.57274	$10.50792	5,196,651
01/01/2011 to 12/31/2011	$10.50792	$10.02826	4,502,954
01/01/2012 to 12/31/2012	$10.02826	$11.06682	4,179,497
01/01/2013 to 12/31/2013	$11.06682	$11.93203	3,714,936
01/01/2014 to 12/31/2014	$11.93203	$12.14478	3,424,166
01/01/2015 to 12/31/2015	$12.14478	$11.52329	2,843,577
01/01/2016 to 12/31/2016	$11.52329	$12.01364	2,453,337
01/01/2017 to 12/31/2017	$12.01364	$13.26096	2,183,744
01/01/2018 to 12/31/2018	$13.26096	$11.94188	1,782,231
AST Advanced Strategies Portfolio
01/01/2009 to 12/31/2009	$7.85527	$9.71908	2,166,656
01/01/2010 to 12/31/2010	$9.71908	$10.83459	2,247,302
01/01/2011 to 12/31/2011	$10.83459	$10.63439	1,860,010
01/01/2012 to 12/31/2012	$10.63439	$11.84857	1,996,758
01/01/2013 to 12/31/2013	$11.84857	$13.53958	2,019,006
01/01/2014 to 12/31/2014	$13.53958	$14.08485	1,892,904
01/01/2015 to 12/31/2015	$14.08485	$13.91948	1,714,509
01/01/2016 to 12/31/2016	$13.91948	$14.61703	1,599,320
01/01/2017 to 12/31/2017	$14.61703	$16.75689	1,546,904
01/01/2018 to 12/31/2018	$16.75689	$15.45957	1,320,574
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99837	$11.61220	6,086
01/01/2014 to 12/31/2014	$11.61220	$12.88386	6,083
01/01/2015 to 12/31/2015	$12.88386	$12.84926	6,081
01/01/2016 to 12/31/2016	$12.84926	$13.94620	0
01/01/2017 to 12/31/2017	$13.94620	$16.70014	0
01/01/2018 to 12/31/2018	$16.70014	$15.03928	0
AST Balanced Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.12177	$9.81762	5,945,452
01/01/2010 to 12/31/2010	$9.81762	$10.81044	5,652,783
01/01/2011 to 12/31/2011	$10.81044	$10.46997	5,046,150
01/01/2012 to 12/31/2012	$10.46997	$11.54487	4,764,301
01/01/2013 to 12/31/2013	$11.54487	$13.31596	4,304,492
01/01/2014 to 12/31/2014	$13.31596	$13.90632	4,000,044
01/01/2015 to 12/31/2015	$13.90632	$13.69850	3,588,568
01/01/2016 to 12/31/2016	$13.69850	$14.27638	3,295,429
01/01/2017 to 12/31/2017	$14.27638	$16.08368	2,805,198
01/01/2018 to 12/31/2018	$16.08368	$14.98857	2,474,274
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99783	$9.14700	2,561,870
01/01/2012 to 12/31/2012	$9.14700	$10.03408	2,379,956
01/01/2013 to 12/31/2013	$10.03408	$10.90494	2,212,214
01/01/2014 to 12/31/2014	$10.90494	$11.21444	2,015,807
01/01/2015 to 12/31/2015	$11.21444	$10.66453	1,896,455
01/01/2016 to 12/31/2016	$10.66453	$11.18368	1,592,764
01/01/2017 to 12/31/2017	$11.18368	$12.34782	1,447,311
01/01/2018 to 12/31/2018	$12.34782	$11.46539	1,272,858

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Low Duration Bond Portfolio
01/01/2009 to 12/31/2009	$10.59575	$11.45066	146,216
01/01/2010 to 12/31/2010	$11.45066	$11.66376	163,847
01/01/2011 to 12/31/2011	$11.66376	$11.69252	206,500
01/01/2012 to 12/31/2012	$11.69252	$12.00101	213,959
01/01/2013 to 12/31/2013	$12.00101	$11.50979	191,217
01/01/2014 to 12/31/2014	$11.50979	$11.27327	164,606
01/01/2015 to 12/31/2015	$11.27327	$11.10562	154,377
01/01/2016 to 12/31/2016	$11.10562	$11.06678	159,537
01/01/2017 to 12/31/2017	$11.06678	$11.03545	140,199
01/01/2018 to 12/31/2018	$11.03545	$10.89853	137,089
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2009 to 12/31/2009	$10.46055	$11.95037	589,127
01/01/2010 to 12/31/2010	$11.95037	$12.62027	690,427
01/01/2011 to 12/31/2011	$12.62027	$12.76640	619,970
01/01/2012 to 12/31/2012	$12.76640	$13.68232	590,891
01/01/2013 to 12/31/2013	$13.68232	$13.16753	496,719
01/01/2014 to 12/31/2014	$13.16753	$13.45558	363,693
01/01/2015 to 12/31/2015	$13.45558	$12.91358	304,576
01/01/2016 to 12/31/2016	$12.91358	$13.19618	258,247
01/01/2017 to 12/31/2017	$13.19618	$13.50243	236,924
01/01/2018 to 12/31/2018	$13.50243	$13.14886	128,065
AST Bond Portfolio 2018
01/01/2009 to 12/31/2009	$12.01642	$11.06804	84,267
01/01/2010 to 12/31/2010	$11.06804	$12.06476	34,821
01/01/2011 to 12/31/2011	$12.06476	$13.43484	16,829
01/01/2012 to 12/31/2012	$13.43484	$13.92390	13,819
01/01/2013 to 12/31/2013	$13.92390	$13.22183	11,840
01/01/2014 to 12/31/2014	$13.22183	$13.30767	6,204
01/01/2015 to 12/31/2015	$13.30767	$13.15249	5,065
01/01/2016 to 12/31/2016	$13.15249	$13.10255	4,737
01/01/2017 to 12/31/2017	$13.10255	$12.93770	4,591
01/01/2018 to 12/31/2018	$12.93770	$12.77834	0
AST Bond Portfolio 2019
01/01/2009 to 12/31/2009	$12.08513	$10.93579	85,471
01/01/2010 to 12/31/2010	$10.93579	$11.93948	65,479
01/01/2011 to 12/31/2011	$11.93948	$13.57548	53,824
01/01/2012 to 12/31/2012	$13.57548	$14.08871	36,382
01/01/2013 to 12/31/2013	$14.08871	$13.14508	32,317
01/01/2014 to 12/31/2014	$13.14508	$13.43680	7,974
01/01/2015 to 12/31/2015	$13.43680	$13.31437	7,614
01/01/2016 to 12/31/2016	$13.31437	$13.24269	3,042
01/01/2017 to 12/31/2017	$13.24269	$13.08237	3,036
01/01/2018 to 12/31/2018	$13.08237	$12.89695	3,031
AST Bond Portfolio 2020
01/02/2009* to 12/31/2009	$9.99891	$8.77441	7,864
01/01/2010 to 12/31/2010	$8.77441	$9.62130	76,880
01/01/2011 to 12/31/2011	$9.62130	$11.19462	26,646
01/01/2012 to 12/31/2012	$11.19462	$11.66835	0
01/01/2013 to 12/31/2013	$11.66835	$10.69415	0
01/01/2014 to 12/31/2014	$10.69415	$11.13020	0
01/01/2015 to 12/31/2015	$11.13020	$11.07850	0
01/01/2016 to 12/31/2016	$11.07850	$11.07415	0
01/01/2017 to 12/31/2017	$11.07415	$10.95378	0
01/01/2018 to 12/31/2018	$10.95378	$10.76940	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$9.99783	$10.99032	105,601
01/01/2011 to 12/31/2011	$10.99032	$12.96252	48,721
01/01/2012 to 12/31/2012	$12.96252	$13.57145	6,233
01/01/2013 to 12/31/2013	$13.57145	$12.37384	0
01/01/2014 to 12/31/2014	$12.37384	$13.06296	0
01/01/2015 to 12/31/2015	$13.06296	$13.03513	0
01/01/2016 to 12/31/2016	$13.03513	$13.03992	0
01/01/2017 to 12/31/2017	$13.03992	$12.98689	0
01/01/2018 to 12/31/2018	$12.98689	$12.73941	0
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99837	$12.00089	82,356
01/01/2012 to 12/31/2012	$12.00089	$12.45321	94,433
01/01/2013 to 12/31/2013	$12.45321	$11.01920	0
01/01/2014 to 12/31/2014	$11.01920	$11.92330	507
01/01/2015 to 12/31/2015	$11.92330	$11.93455	0
01/01/2016 to 12/31/2016	$11.93455	$11.91474	0
01/01/2017 to 12/31/2017	$11.91474	$11.86492	0
01/01/2018 to 12/31/2018	$11.86492	$11.61387	1,331
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99784	$10.38193	88,302
01/01/2013 to 12/31/2013	$10.38193	$9.14025	205,462
01/01/2014 to 12/31/2014	$9.14025	$10.09182	108,397
01/01/2015 to 12/31/2015	$10.09182	$10.16182	54,048
01/01/2016 to 12/31/2016	$10.16182	$10.15329	24,766
01/01/2017 to 12/31/2017	$10.15329	$10.12346	24,637
01/01/2018 to 12/31/2018	$10.12346	$9.89773	28,941
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99891	$8.73519	114,189
01/01/2014 to 12/31/2014	$8.73519	$9.81343	79,453
01/01/2015 to 12/31/2015	$9.81343	$9.89422	3,691
01/01/2016 to 12/31/2016	$9.89422	$9.88549	3,688
01/01/2017 to 12/31/2017	$9.88549	$9.85511	3,685
01/01/2018 to 12/31/2018	$9.85511	$9.59862	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99891	$11.28431	28,239
01/01/2015 to 12/31/2015	$11.28431	$11.28409	139,492
01/01/2016 to 12/31/2016	$11.28409	$11.33675	0
01/01/2017 to 12/31/2017	$11.33675	$11.31829	0
01/01/2018 to 12/31/2018	$11.31829	$11.01358	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99891	$9.92148	14,640
01/01/2016 to 12/31/2016	$9.92148	$9.92926	90,157
01/01/2017 to 12/31/2017	$9.92926	$9.97070	57,809
01/01/2018 to 12/31/2018	$9.97070	$9.67255	62,731
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	$9.99784	$9.86330	143,131
01/01/2017 to 12/31/2017	$9.86330	$9.93004	106,925
01/01/2018 to 12/31/2018	$9.93004	$9.61174	109,050
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	$9.99783	$10.02015	542
01/01/2018 to 12/31/2018	$10.02015	$9.62080	2,345
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	$9.99783	$9.64597	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Capital Growth Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.65036	$9.40019	7,061,251
01/01/2010 to 12/31/2010	$9.40019	$10.44844	7,048,991
01/01/2011 to 12/31/2011	$10.44844	$9.99527	5,733,047
01/01/2012 to 12/31/2012	$9.99527	$11.14375	5,794,095
01/01/2013 to 12/31/2013	$11.14375	$13.40316	5,561,564
01/01/2014 to 12/31/2014	$13.40316	$14.05954	5,159,637
01/01/2015 to 12/31/2015	$14.05954	$13.85730	4,557,267
01/01/2016 to 12/31/2016	$13.85730	$14.51489	4,154,588
01/01/2017 to 12/31/2017	$14.51489	$16.77688	3,844,907
01/01/2018 to 12/31/2018	$16.77688	$15.42341	3,200,542
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99837	$11.63153	31,921
01/01/2014 to 12/31/2014	$11.63153	$12.95539	33,950
01/01/2015 to 12/31/2015	$12.95539	$12.24764	31,041
01/01/2016 to 12/31/2016	$12.24764	$13.79645	13,983
01/01/2017 to 12/31/2017	$13.79645	$16.01600	22,704
01/01/2018 to 12/31/2018	$16.01600	$14.95203	18,909
AST Cohen & Steers Realty Portfolio
01/01/2009 to 12/31/2009	$8.02896	$10.38472	87,073
01/01/2010 to 12/31/2010	$10.38472	$13.10236	94,967
01/01/2011 to 12/31/2011	$13.10236	$13.69242	82,479
01/01/2012 to 12/31/2012	$13.69242	$15.48378	75,109
01/01/2013 to 12/31/2013	$15.48378	$15.65571	74,990
01/01/2014 to 12/31/2014	$15.65571	$20.09379	62,999
01/01/2015 to 12/31/2015	$20.09379	$20.65406	59,796
01/01/2016 to 12/31/2016	$20.65406	$21.22504	58,126
01/01/2017 to 12/31/2017	$21.22504	$22.10953	58,373
01/01/2018 to 12/31/2018	$22.10953	$20.64292	54,262
AST Fidelity Institutional AM® Quantitative Portfolio
formerly,AST FI Pyramis® Quantitative Portfolio
01/01/2009 to 12/31/2009	$7.21381	$8.75917	959,767
01/01/2010 to 12/31/2010	$8.75917	$9.82091	988,494
01/01/2011 to 12/31/2011	$9.82091	$9.48371	824,369
01/01/2012 to 12/31/2012	$9.48371	$10.28626	894,329
01/01/2013 to 12/31/2013	$10.28626	$11.57315	804,851
01/01/2014 to 12/31/2014	$11.57315	$11.70382	732,549
01/01/2015 to 12/31/2015	$11.70382	$11.58796	637,628
01/01/2016 to 12/31/2016	$11.58796	$11.84437	598,596
01/01/2017 to 12/31/2017	$11.84437	$13.52557	572,952
01/01/2018 to 12/31/2018	$13.52557	$12.23204	464,364
AST Global Real Estate Portfolio
01/01/2009 to 12/31/2009	$6.10468	$8.08576	8,784
01/01/2010 to 12/31/2010	$8.08576	$9.52851	10,875
01/01/2011 to 12/31/2011	$9.52851	$8.87118	7,211
01/01/2012 to 12/31/2012	$8.87118	$11.02821	9,204
01/01/2013 to 12/31/2013	$11.02821	$11.28195	16,945
01/01/2014 to 12/31/2014	$11.28195	$12.60075	4,157
01/01/2015 to 12/31/2015	$12.60075	$12.34260	6,031
01/01/2016 to 12/31/2016	$12.34260	$12.20948	3,333
01/01/2017 to 12/31/2017	$12.20948	$13.27383	1,618
01/01/2018 to 12/31/2018	$13.27383	$12.39929	1,395

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.05356	$8.24220	395,031
01/01/2010 to 12/31/2010	$8.24220	$9.12197	368,229
01/01/2011 to 12/31/2011	$9.12197	$8.44979	366,589
01/01/2012 to 12/31/2012	$8.44979	$9.91302	308,988
01/01/2013 to 12/31/2013	$9.91302	$12.97859	311,948
01/01/2014 to 12/31/2014	$12.97859	$14.39506	174,537
01/01/2015 to 12/31/2015	$14.39506	$13.46060	328,713
01/01/2016 to 12/31/2016	$13.46060	$14.72036	293,428
01/01/2017 to 12/31/2017	$14.72036	$15.83914	287,099
01/01/2018 to 12/31/2018	$15.83914	$14.20279	264,255
AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$7.46504	$11.49714	50,576
01/01/2010 to 12/31/2010	$11.49714	$13.50650	53,437
01/01/2011 to 12/31/2011	$13.50650	$12.84773	41,030
01/01/2012 to 12/31/2012	$12.84773	$15.06598	43,172
01/01/2013 to 12/31/2013	$15.06598	$19.52547	45,442
01/01/2014 to 12/31/2014	$19.52547	$21.34921	47,294
01/01/2015 to 12/31/2015	$21.34921	$19.74053	163,670
01/01/2016 to 12/31/2016	$19.74053	$19.67264	148,322
01/01/2017 to 12/31/2017	$19.67264	$24.51333	142,122
01/01/2018 to 12/31/2018	$24.51333	$22.98494	135,522
AST Goldman Sachs Multi-Asset Portfolio
01/01/2009 to 12/31/2009	$7.59959	$9.19270	375,735
01/01/2010 to 12/31/2010	$9.19270	$10.05774	363,119
01/01/2011 to 12/31/2011	$10.05774	$9.81078	361,319
01/01/2012 to 12/31/2012	$9.81078	$10.59247	296,148
01/01/2013 to 12/31/2013	$10.59247	$11.40471	253,191
01/01/2014 to 12/31/2014	$11.40471	$11.63291	231,002
01/01/2015 to 12/31/2015	$11.63291	$11.30102	216,385
01/01/2016 to 12/31/2016	$11.30102	$11.66233	178,014
01/01/2017 to 12/31/2017	$11.66233	$12.83869	182,669
01/01/2018 to 12/31/2018	$12.83869	$11.69727	114,958
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.62852	$9.48684	12,889
01/01/2010 to 12/31/2010	$9.48684	$11.79052	51,389
01/01/2011 to 12/31/2011	$11.79052	$11.71022	18,168
01/01/2012 to 12/31/2012	$11.71022	$13.28156	20,688
01/01/2013 to 12/31/2013	$13.28156	$18.07502	77,722
01/01/2014 to 12/31/2014	$18.07502	$18.99611	44,190
01/01/2015 to 12/31/2015	$18.99611	$17.60031	35,473
01/01/2016 to 12/31/2016	$17.60031	$21.45122	32,067
01/01/2017 to 12/31/2017	$21.45122	$23.59500	37,483
01/01/2018 to 12/31/2018	$23.59500	$19.87655	20,949
AST Government Money Market Portfolio
01/01/2009 to 12/31/2009	$10.52918	$10.34785	586,507
01/01/2010 to 12/31/2010	$10.34785	$10.14728	315,255
01/01/2011 to 12/31/2011	$10.14728	$9.95080	345,766
01/01/2012 to 12/31/2012	$9.95080	$9.75612	341,542
01/01/2013 to 12/31/2013	$9.75612	$9.56479	140,008
01/01/2014 to 12/31/2014	$9.56479	$9.37722	87,534
01/01/2015 to 12/31/2015	$9.37722	$9.19333	81,255
01/01/2016 to 12/31/2016	$9.19333	$9.01356	179,265
01/01/2017 to 12/31/2017	$9.01356	$8.86728	209,725
01/01/2018 to 12/31/2018	$8.86728	$8.80547	71,102

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST High Yield Portfolio
01/01/2009 to 12/31/2009	$7.80022	$10.36610	46,663
01/01/2010 to 12/31/2010	$10.36610	$11.53495	41,207
01/01/2011 to 12/31/2011	$11.53495	$11.66806	48,460
01/01/2012 to 12/31/2012	$11.66806	$13.02596	53,505
01/01/2013 to 12/31/2013	$13.02596	$13.68754	48,598
01/01/2014 to 12/31/2014	$13.68754	$13.76235	44,179
01/01/2015 to 12/31/2015	$13.76235	$13.01159	42,835
01/01/2016 to 12/31/2016	$13.01159	$14.72108	34,640
01/01/2017 to 12/31/2017	$14.72108	$15.51152	33,328
01/01/2018 to 12/31/2018	$15.51152	$14.90370	29,524
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.66999	$7.81007	69,788
01/01/2010 to 12/31/2010	$7.81007	$8.66458	56,880
01/01/2011 to 12/31/2011	$8.66458	$8.13952	55,857
01/01/2012 to 12/31/2012	$8.13952	$9.32719	61,834
01/01/2013 to 12/31/2013	$9.32719	$12.78940	74,301
01/01/2014 to 12/31/2014	$12.78940	$14.26226	65,264
01/01/2015 to 12/31/2015	$14.26226	$12.88685	44,603
01/01/2016 to 12/31/2016	$12.88685	$15.14735	30,437
01/01/2017 to 12/31/2017	$15.14735	$17.70138	36,640
01/01/2018 to 12/31/2018	$17.70138	$14.89646	20,737
AST International Growth Portfolio
01/01/2009 to 12/31/2009	$6.02671	$7.99362	156,357
01/01/2010 to 12/31/2010	$7.99362	$8.97315	142,792
01/01/2011 to 12/31/2011	$8.97315	$7.66043	116,530
01/01/2012 to 12/31/2012	$7.66043	$9.03951	96,195
01/01/2013 to 12/31/2013	$9.03951	$10.55122	75,763
01/01/2014 to 12/31/2014	$10.55122	$9.77282	66,655
01/01/2015 to 12/31/2015	$9.77282	$9.88283	65,208
01/01/2016 to 12/31/2016	$9.88283	$9.32341	65,363
01/01/2017 to 12/31/2017	$9.32341	$12.37946	63,514
01/01/2018 to 12/31/2018	$12.37946	$10.51759	65,624
AST International Value Portfolio
01/01/2009 to 12/31/2009	$6.87641	$8.79761	94,195
01/01/2010 to 12/31/2010	$8.79761	$9.58113	88,078
01/01/2011 to 12/31/2011	$9.58113	$8.21462	78,075
01/01/2012 to 12/31/2012	$8.21462	$9.39636	75,787
01/01/2013 to 12/31/2013	$9.39636	$11.00543	74,168
01/01/2014 to 12/31/2014	$11.00543	$10.06627	61,656
01/01/2015 to 12/31/2015	$10.06627	$9.94954	58,420
01/01/2016 to 12/31/2016	$9.94954	$9.81144	55,859
01/01/2017 to 12/31/2017	$9.81144	$11.81402	53,540
01/01/2018 to 12/31/2018	$11.81402	$9.71231	54,258
AST Investment Grade Bond Portfolio
01/01/2009 to 12/31/2009	$10.70083	$11.67692	2,124,345
01/01/2010 to 12/31/2010	$11.67692	$12.68549	1,168,165
01/01/2011 to 12/31/2011	$12.68549	$13.98483	3,388,371
01/01/2012 to 12/31/2012	$13.98483	$14.99920	1,858,678
01/01/2013 to 12/31/2013	$14.99920	$14.23708	1,055,361
01/01/2014 to 12/31/2014	$14.23708	$14.89713	967,866
01/01/2015 to 12/31/2015	$14.89713	$14.77639	1,590,680
01/01/2016 to 12/31/2016	$14.77639	$15.09637	1,765,039
01/01/2017 to 12/31/2017	$15.09637	$15.43939	1,194,688
01/01/2018 to 12/31/2018	$15.43939	$15.09465	2,419,716

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Global Thematic Portfolio
01/01/2009 to 12/31/2009	$7.12455	$8.84741	128,171
01/01/2010 to 12/31/2010	$8.84741	$9.87243	141,753
01/01/2011 to 12/31/2011	$9.87243	$9.62404	124,364
01/01/2012 to 12/31/2012	$9.62404	$10.71671	140,104
01/01/2013 to 12/31/2013	$10.71671	$12.21717	128,730
01/01/2014 to 12/31/2014	$12.21717	$12.73989	126,433
01/01/2015 to 12/31/2015	$12.73989	$12.35920	118,512
01/01/2016 to 12/31/2016	$12.35920	$12.74956	112,254
01/01/2017 to 12/31/2017	$12.74956	$14.61968	104,928
01/01/2018 to 12/31/2018	$14.61968	$13.27495	83,730
AST J.P. Morgan International Equity Portfolio
01/01/2009 to 12/31/2009	$7.88578	$10.50517	143,651
01/01/2010 to 12/31/2010	$10.50517	$11.03780	129,026
01/01/2011 to 12/31/2011	$11.03780	$9.83134	125,803
01/01/2012 to 12/31/2012	$9.83134	$11.74996	124,436
01/01/2013 to 12/31/2013	$11.74996	$13.28916	139,693
01/01/2014 to 12/31/2014	$13.28916	$12.19916	111,250
01/01/2015 to 12/31/2015	$12.19916	$11.62558	106,621
01/01/2016 to 12/31/2016	$11.62558	$11.61833	83,360
01/01/2017 to 12/31/2017	$11.61833	$14.76656	85,944
01/01/2018 to 12/31/2018	$14.76656	$11.94664	67,975
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2009 to 12/31/2009	$9.31756	$11.14647	582,874
01/01/2010 to 12/31/2010	$11.14647	$11.72786	603,595
01/01/2011 to 12/31/2011	$11.72786	$11.52499	480,501
01/01/2012 to 12/31/2012	$11.52499	$12.50989	437,810
01/01/2013 to 12/31/2013	$12.50989	$13.61768	390,388
01/01/2014 to 12/31/2014	$13.61768	$14.07806	349,861
01/01/2015 to 12/31/2015	$14.07806	$13.77683	323,062
01/01/2016 to 12/31/2016	$13.77683	$14.02570	289,917
01/01/2017 to 12/31/2017	$14.02570	$15.42107	280,969
01/01/2018 to 12/31/2018	$15.42107	$14.34209	222,839
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08376	$10.28632	1,364
01/01/2010 to 12/31/2010	$10.28632	$11.22592	874
01/01/2011 to 12/31/2011	$11.22592	$11.07902	16,790
01/01/2012 to 12/31/2012	$11.07902	$12.51096	21,265
01/01/2013 to 12/31/2013	$12.51096	$16.74199	27,850
01/01/2014 to 12/31/2014	$16.74199	$17.97368	57,774
01/01/2015 to 12/31/2015	$17.97368	$19.49526	44,381
01/01/2016 to 12/31/2016	$19.49526	$18.83387	21,026
01/01/2017 to 12/31/2017	$18.83387	$25.08180	18,422
01/01/2018 to 12/31/2018	$25.08180	$24.19105	12,649
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$7.11622	$9.05285	209,647
01/01/2010 to 12/31/2010	$9.05285	$10.62849	194,264
01/01/2011 to 12/31/2011	$10.62849	$10.32516	172,784
01/01/2012 to 12/31/2012	$10.32516	$11.36411	148,698
01/01/2013 to 12/31/2013	$11.36411	$15.22043	139,121
01/01/2014 to 12/31/2014	$15.22043	$16.50219	117,477
01/01/2015 to 12/31/2015	$16.50219	$17.80805	104,033
01/01/2016 to 12/31/2016	$17.80805	$18.43317	96,174
01/01/2017 to 12/31/2017	$18.43317	$24.03490	88,203
01/01/2018 to 12/31/2018	$24.03490	$22.92759	72,833

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Global Equity Portfolio
01/01/2009 to 12/31/2009	$8.83785	$11.39455	69,641
01/01/2010 to 12/31/2010	$11.39455	$12.51694	66,775
01/01/2011 to 12/31/2011	$12.51694	$11.88737	55,650
01/01/2012 to 12/31/2012	$11.88737	$14.34349	40,643
01/01/2013 to 12/31/2013	$14.34349	$17.94830	44,837
01/01/2014 to 12/31/2014	$17.94830	$18.23517	52,833
01/01/2015 to 12/31/2015	$18.23517	$17.61561	44,874
01/01/2016 to 12/31/2016	$17.61561	$18.49924	46,396
01/01/2017 to 12/31/2017	$18.49924	$22.46148	40,687
01/01/2018 to 12/31/2018	$22.46148	$19.91513	32,402
AST MFS Growth Portfolio
01/01/2009 to 12/31/2009	$8.12919	$9.90685	49,466
01/01/2010 to 12/31/2010	$9.90685	$10.95423	54,189
01/01/2011 to 12/31/2011	$10.95423	$10.67597	33,720
01/01/2012 to 12/31/2012	$10.67597	$12.25442	35,109
01/01/2013 to 12/31/2013	$12.25442	$16.42420	55,647
01/01/2014 to 12/31/2014	$16.42420	$17.50473	24,629
01/01/2015 to 12/31/2015	$17.50473	$18.40205	15,293
01/01/2016 to 12/31/2016	$18.40205	$18.38680	14,779
01/01/2017 to 12/31/2017	$18.38680	$23.56302	12,114
01/01/2018 to 12/31/2018	$23.56302	$23.59499	12,568
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99838	$10.18480	0
01/01/2013 to 12/31/2013	$10.18480	$13.43053	8,046
01/01/2014 to 12/31/2014	$13.43053	$14.51254	8,125
01/01/2015 to 12/31/2015	$14.51254	$14.12496	7,859
01/01/2016 to 12/31/2016	$14.12496	$15.71064	12,712
01/01/2017 to 12/31/2017	$15.71064	$18.07433	20,936
01/01/2018 to 12/31/2018	$18.07433	$15.91948	12,794
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.74815	$9.30482	64,787
01/01/2010 to 12/31/2010	$9.30482	$11.26042	54,472
01/01/2011 to 12/31/2011	$11.26042	$10.76561	53,309
01/01/2012 to 12/31/2012	$10.76561	$12.36201	56,155
01/01/2013 to 12/31/2013	$12.36201	$17.21092	74,684
01/01/2014 to 12/31/2014	$17.21092	$19.27797	66,820
01/01/2015 to 12/31/2015	$19.27797	$17.83449	54,880
01/01/2016 to 12/31/2016	$17.83449	$20.67312	51,181
01/01/2017 to 12/31/2017	$20.67312	$23.06370	50,598
01/01/2018 to 12/31/2018	$23.06370	$18.89115	35,741
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99838	$10.30158	81,008
01/01/2013 to 12/31/2013	$10.30158	$12.00993	68,106
01/01/2014 to 12/31/2014	$12.00993	$12.37947	64,156
01/01/2015 to 12/31/2015	$12.37947	$11.98603	55,878
01/01/2016 to 12/31/2016	$11.98603	$12.25940	76,303
01/01/2017 to 12/31/2017	$12.25940	$14.00195	45,489
01/01/2018 to 12/31/2018	$14.00195	$12.59007	35,306

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Parametric Emerging Markets Equity Portfolio
01/01/2009 to 12/31/2009	$5.56591	$9.08638	170,536
01/01/2010 to 12/31/2010	$9.08638	$10.89213	190,362
01/01/2011 to 12/31/2011	$10.89213	$8.51405	147,056
01/01/2012 to 12/31/2012	$8.51405	$9.84347	149,372
01/01/2013 to 12/31/2013	$9.84347	$9.67202	164,692
01/01/2014 to 12/31/2014	$9.67202	$9.03829	66,829
01/01/2015 to 12/31/2015	$9.03829	$7.37877	49,296
01/01/2016 to 12/31/2016	$7.37877	$8.12868	57,422
01/01/2017 to 12/31/2017	$8.12868	$10.07191	74,777
01/01/2018 to 12/31/2018	$10.07191	$8.48637	44,463
AST Preservation Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.93562	$10.51580	3,387,171
01/01/2010 to 12/31/2010	$10.51580	$11.39953	3,342,275
01/01/2011 to 12/31/2011	$11.39953	$11.28767	3,067,168
01/01/2012 to 12/31/2012	$11.28767	$12.21401	2,917,636
01/01/2013 to 12/31/2013	$12.21401	$13.07757	2,580,011
01/01/2014 to 12/31/2014	$13.07757	$13.56155	2,231,114
01/01/2015 to 12/31/2015	$13.56155	$13.31474	1,921,323
01/01/2016 to 12/31/2016	$13.31474	$13.77551	1,758,438
01/01/2017 to 12/31/2017	$13.77551	$14.87434	1,679,979
01/01/2018 to 12/31/2018	$14.87434	$14.16695	1,400,238
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01829	$10.06516	0
01/01/2012 to 12/31/2012	$10.06516	$10.56916	2,546
01/01/2013 to 12/31/2013	$10.56916	$10.12224	25,952
01/01/2014 to 12/31/2014	$10.12224	$10.52520	31,880
01/01/2015 to 12/31/2015	$10.52520	$10.29116	23,425
01/01/2016 to 12/31/2016	$10.29116	$10.51449	1,599
01/01/2017 to 12/31/2017	$10.51449	$10.89342	1,741
01/01/2018 to 12/31/2018	$10.89342	$10.59176	4,131
AST Prudential Growth Allocation Portfolio
01/01/2009 to 12/31/2009	$6.63806	$8.19841	1,894,696
01/01/2010 to 12/31/2010	$8.19841	$9.56644	1,969,413
01/01/2011 to 12/31/2011	$9.56644	$8.79623	1,363,057
01/01/2012 to 12/31/2012	$8.79623	$9.73774	1,518,836
01/01/2013 to 12/31/2013	$9.73774	$11.17223	1,352,995
01/01/2014 to 12/31/2014	$11.17223	$11.96055	1,315,331
01/01/2015 to 12/31/2015	$11.96055	$11.65412	1,693,087
01/01/2016 to 12/31/2016	$11.65412	$12.57948	1,594,736
01/01/2017 to 12/31/2017	$12.57948	$14.31873	2,142,011
01/01/2018 to 12/31/2018	$14.31873	$12.97023	1,547,160
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99837	$11.65174	0
01/01/2014 to 12/31/2014	$11.65174	$13.16434	0
01/01/2015 to 12/31/2015	$13.16434	$13.10528	0
01/01/2016 to 12/31/2016	$13.10528	$14.24377	0
01/01/2017 to 12/31/2017	$14.24377	$16.95536	0
01/01/2018 to 12/31/2018	$16.95536	$15.43234	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST QMA US Equity Alpha Portfolio
01/01/2009 to 12/31/2009	$6.88447	$8.22238	47,462
01/01/2010 to 12/31/2010	$8.22238	$9.27431	44,819
01/01/2011 to 12/31/2011	$9.27431	$9.40705	44,044
01/01/2012 to 12/31/2012	$9.40705	$10.95646	38,467
01/01/2013 to 12/31/2013	$10.95646	$14.22503	48,287
01/01/2014 to 12/31/2014	$14.22503	$16.34662	65,598
01/01/2015 to 12/31/2015	$16.34662	$16.51953	60,837
01/01/2016 to 12/31/2016	$16.51953	$18.60091	49,238
01/01/2017 to 12/31/2017	$18.60091	$22.29513	49,301
01/01/2018 to 12/31/2018	$22.29513	$20.05965	43,101
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99837	$8.88098	0
01/01/2012 to 12/31/2012	$8.88098	$9.85218	0
01/01/2013 to 12/31/2013	$9.85218	$11.82239	0
01/01/2014 to 12/31/2014	$11.82239	$12.34402	0
01/01/2015 to 12/31/2015	$12.34402	$12.12017	16,541
01/01/2016 to 12/31/2016	$12.12017	$12.63420	16,541
01/01/2017 to 12/31/2017	$12.63420	$14.64036	0
01/01/2018 to 12/31/2018	$14.64036	$13.41480	0
AST RCM World Trends Portfolio
01/01/2009 to 12/31/2009	$7.33101	$8.86828	876,771
01/01/2010 to 12/31/2010	$8.86828	$9.73060	889,197
01/01/2011 to 12/31/2011	$9.73060	$9.36678	787,948
01/01/2012 to 12/31/2012	$9.36678	$10.12706	845,384
01/01/2013 to 12/31/2013	$10.12706	$11.16345	668,051
01/01/2014 to 12/31/2014	$11.16345	$11.50703	580,591
01/01/2015 to 12/31/2015	$11.50703	$11.26269	532,096
01/01/2016 to 12/31/2016	$11.26269	$11.57392	428,080
01/01/2017 to 12/31/2017	$11.57392	$13.18958	454,853
01/01/2018 to 12/31/2018	$13.18958	$11.90770	318,152
AST Small-Cap Growth Opportunities Portfolio
01/01/2009 to 12/31/2009	$7.22906	$9.40232	35,432
01/01/2010 to 12/31/2010	$9.40232	$12.21815	33,322
01/01/2011 to 12/31/2011	$12.21815	$10.40817	61,481
01/01/2012 to 12/31/2012	$10.40817	$12.25201	64,255
01/01/2013 to 12/31/2013	$12.25201	$16.91414	63,124
01/01/2014 to 12/31/2014	$16.91414	$17.40177	54,000
01/01/2015 to 12/31/2015	$17.40177	$17.28813	44,173
01/01/2016 to 12/31/2016	$17.28813	$18.25490	40,264
01/01/2017 to 12/31/2017	$18.25490	$22.85392	33,555
01/01/2018 to 12/31/2018	$22.85392	$19.97386	29,972
AST Small-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.62159	$8.69297	21,177
01/01/2010 to 12/31/2010	$8.69297	$11.62640	12,981
01/01/2011 to 12/31/2011	$11.62640	$11.28700	14,569
01/01/2012 to 12/31/2012	$11.28700	$12.41265	14,922
01/01/2013 to 12/31/2013	$12.41265	$16.44967	15,992
01/01/2014 to 12/31/2014	$16.44967	$16.74306	16,073
01/01/2015 to 12/31/2015	$16.74306	$16.54363	18,553
01/01/2016 to 12/31/2016	$16.54363	$18.17876	15,045
01/01/2017 to 12/31/2017	$18.17876	$22.08581	13,913
01/01/2018 to 12/31/2018	$22.08581	$19.83073	10,581

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.96731	$9.92002	100,896
01/01/2010 to 12/31/2010	$9.92002	$12.25369	88,868
01/01/2011 to 12/31/2011	$12.25369	$11.29575	81,692
01/01/2012 to 12/31/2012	$11.29575	$13.08511	72,140
01/01/2013 to 12/31/2013	$13.08511	$17.62661	68,000
01/01/2014 to 12/31/2014	$17.62661	$18.19129	55,807
01/01/2015 to 12/31/2015	$18.19129	$17.06585	51,986
01/01/2016 to 12/31/2016	$17.06585	$21.61833	50,546
01/01/2017 to 12/31/2017	$21.61833	$22.75270	49,563
01/01/2018 to 12/31/2018	$22.75270	$18.49547	48,523
AST T. Rowe Price Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.61898	$10.48975	1,351,433
01/01/2010 to 12/31/2010	$10.48975	$11.47036	1,375,810
01/01/2011 to 12/31/2011	$11.47036	$11.46887	1,177,868
01/01/2012 to 12/31/2012	$11.46887	$12.76116	1,287,000
01/01/2013 to 12/31/2013	$12.76116	$14.61687	1,160,351
01/01/2014 to 12/31/2014	$14.61687	$15.17293	1,124,054
01/01/2015 to 12/31/2015	$15.17293	$14.88160	1,123,720
01/01/2016 to 12/31/2016	$14.88160	$15.69112	1,034,091
01/01/2017 to 12/31/2017	$15.69112	$17.75445	1,018,034
01/01/2018 to 12/31/2018	$17.75445	$16.47730	861,046
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.45716	$9.70941	152,809
01/01/2010 to 12/31/2010	$9.70941	$11.02414	123,355
01/01/2011 to 12/31/2011	$11.02414	$10.62508	117,954
01/01/2012 to 12/31/2012	$10.62508	$12.24799	112,648
01/01/2013 to 12/31/2013	$12.24799	$17.29463	102,273
01/01/2014 to 12/31/2014	$17.29463	$18.37052	96,503
01/01/2015 to 12/31/2015	$18.37052	$19.73636	84,773
01/01/2016 to 12/31/2016	$19.73636	$19.87233	80,819
01/01/2017 to 12/31/2017	$19.87233	$26.86535	84,119
01/01/2018 to 12/31/2018	$26.86535	$27.35394	79,944
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.77505	$9.01434	156,120
01/01/2010 to 12/31/2010	$9.01434	$9.93724	144,108
01/01/2011 to 12/31/2011	$9.93724	$9.69471	143,677
01/01/2012 to 12/31/2012	$9.69471	$10.77810	135,757
01/01/2013 to 12/31/2013	$10.77810	$14.22606	132,909
01/01/2014 to 12/31/2014	$14.22606	$14.16445	131,096
01/01/2015 to 12/31/2015	$14.16445	$13.04459	128,834
01/01/2016 to 12/31/2016	$13.04459	$13.57314	126,529
01/01/2017 to 12/31/2017	$13.57314	$15.51050	124,086
01/01/2018 to 12/31/2018	$15.51050	$13.72821	123,998
AST T. Rowe Price Natural Resources Portfolio
01/01/2009 to 12/31/2009	$8.98133	$13.15053	51,255
01/01/2010 to 12/31/2010	$13.15053	$15.52981	52,620
01/01/2011 to 12/31/2011	$15.52981	$12.95425	54,604
01/01/2012 to 12/31/2012	$12.95425	$13.15910	45,331
01/01/2013 to 12/31/2013	$13.15910	$14.88539	33,264
01/01/2014 to 12/31/2014	$14.88539	$13.37329	34,424
01/01/2015 to 12/31/2015	$13.37329	$10.58666	32,782
01/01/2016 to 12/31/2016	$10.58666	$12.93440	40,454
01/01/2017 to 12/31/2017	$12.93440	$13.98848	37,518
01/01/2018 to 12/31/2018	$13.98848	$11.42893	23,793

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Templeton Global Bond Portfolio
01/01/2009 to 12/31/2009	$10.09452	$11.09557	67,136
01/01/2010 to 12/31/2010	$11.09557	$11.50292	60,985
01/01/2011 to 12/31/2011	$11.50292	$11.74276	72,572
01/01/2012 to 12/31/2012	$11.74276	$12.11361	66,688
01/01/2013 to 12/31/2013	$12.11361	$11.43039	58,257
01/01/2014 to 12/31/2014	$11.43039	$11.26871	49,991
01/01/2015 to 12/31/2015	$11.26871	$10.53756	48,329
01/01/2016 to 12/31/2016	$10.53756	$10.78160	35,665
01/01/2017 to 12/31/2017	$10.78160	$10.78646	32,344
01/01/2018 to 12/31/2018	$10.78646	$10.78515	26,769
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.06599	$9.62124	20,667
01/01/2010 to 12/31/2010	$9.62124	$11.65953	22,107
01/01/2011 to 12/31/2011	$11.65953	$11.03672	14,167
01/01/2012 to 12/31/2012	$11.03672	$12.81203	10,373
01/01/2013 to 12/31/2013	$12.81203	$16.63249	9,196
01/01/2014 to 12/31/2014	$16.63249	$18.74732	1,694
01/01/2015 to 12/31/2015	$18.74732	$17.16504	1,416
01/01/2016 to 12/31/2016	$17.16504	$19.18456	2,429
01/01/2017 to 12/31/2017	$19.18456	$22.29489	2,773
01/01/2018 to 12/31/2018	$22.29489	$18.24340	1,422
AST Wellington Management Hedged Equity Portfolio
01/01/2009 to 12/31/2009	$6.88390	$8.66769	690,320
01/01/2010 to 12/31/2010	$8.66769	$9.74160	635,594
01/01/2011 to 12/31/2011	$9.74160	$9.22075	597,446
01/01/2012 to 12/31/2012	$9.22075	$10.03476	628,595
01/01/2013 to 12/31/2013	$10.03476	$11.85510	616,561
01/01/2014 to 12/31/2014	$11.85510	$12.26244	614,396
01/01/2015 to 12/31/2015	$12.26244	$11.94590	594,254
01/01/2016 to 12/31/2016	$11.94590	$12.47643	540,510
01/01/2017 to 12/31/2017	$12.47643	$13.89528	515,987
01/01/2018 to 12/31/2018	$13.89528	$12.94062	349,990
AST Western Asset Core Plus Bond Portfolio
01/01/2009 to 12/31/2009	$9.27033	$10.14552	108,478
01/01/2010 to 12/31/2010	$10.14552	$10.72220	115,585
01/01/2011 to 12/31/2011	$10.72220	$11.14563	109,867
01/01/2012 to 12/31/2012	$11.14563	$11.78482	126,306
01/01/2013 to 12/31/2013	$11.78482	$11.38119	128,979
01/01/2014 to 12/31/2014	$11.38119	$11.96112	141,441
01/01/2015 to 12/31/2015	$11.96112	$11.87155	121,362
01/01/2016 to 12/31/2016	$11.87155	$12.23875	104,781
01/01/2017 to 12/31/2017	$12.23875	$12.75626	127,731
01/01/2018 to 12/31/2018	$12.75626	$12.22162	171,339
ProFund VP Consumer Goods Portfolio
01/01/2009 to 12/31/2009	$7.65475	$9.12312	2,135
01/01/2010 to 12/31/2010	$9.12312	$10.49725	3,003
01/01/2011 to 12/31/2011	$10.49725	$11.00661	1,842
01/01/2012 to 12/31/2012	$11.00661	$11.96205	2,003
01/01/2013 to 12/31/2013	$11.96205	$15.06423	1,035
01/01/2014 to 12/31/2014	$15.06423	$16.27930	997
01/01/2015 to 12/31/2015	$16.27930	$16.62452	770
01/01/2016 to 12/31/2016	$16.62452	$16.87689	851
01/01/2017 to 12/31/2017	$16.87689	$19.03801	1,027
01/01/2018 to 12/31/2018	$19.03801	$15.90000	756

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Consumer Services
01/01/2009 to 12/31/2009	$7.02706	$9.01147	1,000
01/01/2010 to 12/31/2010	$9.01147	$10.72454	900
01/01/2011 to 12/31/2011	$10.72454	$11.09282	674
01/01/2012 to 12/31/2012	$11.09282	$13.27826	766
01/01/2013 to 12/31/2013	$13.27826	$18.20822	1,951
01/01/2014 to 12/31/2014	$18.20822	$20.07562	635
01/01/2015 to 12/31/2015	$20.07562	$20.60484	378
01/01/2016 to 12/31/2016	$20.60484	$21.04740	253
01/01/2017 to 12/31/2017	$21.04740	$24.42613	498
01/01/2018 to 12/31/2018	$24.42613	$24.09180	460
ProFund VP Financials
01/01/2009 to 12/31/2009	$5.26042	$5.93128	17,604
01/01/2010 to 12/31/2010	$5.93128	$6.45064	14,971
01/01/2011 to 12/31/2011	$6.45064	$5.44948	12,654
01/01/2012 to 12/31/2012	$5.44948	$6.66350	6,613
01/01/2013 to 12/31/2013	$6.66350	$8.62843	5,986
01/01/2014 to 12/31/2014	$8.62843	$9.55186	4,647
01/01/2015 to 12/31/2015	$9.55186	$9.22457	4,870
01/01/2016 to 12/31/2016	$9.22457	$10.42967	5,472
01/01/2017 to 12/31/2017	$10.42967	$12.08568	5,582
01/01/2018 to 12/31/2018	$12.08568	$10.61169	4,555
ProFund VP Health Care
01/01/2009 to 12/31/2009	$8.31798	$9.74975	5,709
01/01/2010 to 12/31/2010	$9.74975	$9.83044	5,851
01/01/2011 to 12/31/2011	$9.83044	$10.61260	7,507
01/01/2012 to 12/31/2012	$10.61260	$12.21490	5,736
01/01/2013 to 12/31/2013	$12.21490	$16.73671	4,282
01/01/2014 to 12/31/2014	$16.73671	$20.29730	5,025
01/01/2015 to 12/31/2015	$20.29730	$20.89886	3,751
01/01/2016 to 12/31/2016	$20.89886	$19.65962	3,547
01/01/2017 to 12/31/2017	$19.65962	$23.30718	3,552
01/01/2018 to 12/31/2018	$23.30718	$23.86100	2,995
ProFund VP Industrials
01/01/2009 to 12/31/2009	$6.08351	$7.40148	1,667
01/01/2010 to 12/31/2010	$7.40148	$8.97973	2,459
01/01/2011 to 12/31/2011	$8.97973	$8.64675	1,646
01/01/2012 to 12/31/2012	$8.64675	$9.81615	1,636
01/01/2013 to 12/31/2013	$9.81615	$13.29885	1,626
01/01/2014 to 12/31/2014	$13.29885	$13.76524	0
01/01/2015 to 12/31/2015	$13.76524	$13.03372	0
01/01/2016 to 12/31/2016	$13.03372	$15.02100	19
01/01/2017 to 12/31/2017	$15.02100	$18.02589	17
01/01/2018 to 12/31/2018	$18.02589	$15.41469	15
ProFund VP Large-Cap Growth
01/01/2009 to 12/31/2009	$6.70176	$8.52396	1,727
01/01/2010 to 12/31/2010	$8.52396	$9.45874	1,687
01/01/2011 to 12/31/2011	$9.45874	$9.56388	1,608
01/01/2012 to 12/31/2012	$9.56388	$10.56848	1,262
01/01/2013 to 12/31/2013	$10.56848	$13.53866	1,091
01/01/2014 to 12/31/2014	$13.53866	$14.98899	11,193
01/01/2015 to 12/31/2015	$14.98899	$15.24711	917
01/01/2016 to 12/31/2016	$15.24711	$15.69859	920
01/01/2017 to 12/31/2017	$15.69859	$19.28441	807
01/01/2018 to 12/31/2018	$19.28441	$18.55251	635

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Large-Cap Value
01/01/2009 to 12/31/2009	$6.25789	$7.32945	1,462
01/01/2010 to 12/31/2010	$7.32945	$8.11227	1,472
01/01/2011 to 12/31/2011	$8.11227	$7.85180	1,461
01/01/2012 to 12/31/2012	$7.85180	$8.88451	1,433
01/01/2013 to 12/31/2013	$8.88451	$11.31411	1,361
01/01/2014 to 12/31/2014	$11.31411	$12.25415	1,347
01/01/2015 to 12/31/2015	$12.25415	$11.44496	1,127
01/01/2016 to 12/31/2016	$11.44496	$12.95256	1,901
01/01/2017 to 12/31/2017	$12.95256	$14.40543	1,900
01/01/2018 to 12/31/2018	$14.40543	$12.62066	1,841
ProFund VP Mid-Cap Growth
01/01/2009 to 12/31/2009	$6.18606	$8.38860	1,054
01/01/2010 to 12/31/2010	$8.38860	$10.56135	1,064
01/01/2011 to 12/31/2011	$10.56135	$10.05492	3,049
01/01/2012 to 12/31/2012	$10.05492	$11.37355	1,454
01/01/2013 to 12/31/2013	$11.37355	$14.55432	1,263
01/01/2014 to 12/31/2014	$14.55432	$15.10948	1,191
01/01/2015 to 12/31/2015	$15.10948	$14.85516	664
01/01/2016 to 12/31/2016	$14.85516	$16.43994	774
01/01/2017 to 12/31/2017	$16.43994	$19.06920	2,336
01/01/2018 to 12/31/2018	$19.06920	$16.45397	1,938
ProFund VP Mid-Cap Value
01/01/2009 to 12/31/2009	$6.44994	$8.27567	3,554
01/01/2010 to 12/31/2010	$8.27567	$9.77276	3,342
01/01/2011 to 12/31/2011	$9.77276	$9.20548	3,220
01/01/2012 to 12/31/2012	$9.20548	$10.51952	3,207
01/01/2013 to 12/31/2013	$10.51952	$13.63000	882
01/01/2014 to 12/31/2014	$13.63000	$14.72382	832
01/01/2015 to 12/31/2015	$14.72382	$13.24778	646
01/01/2016 to 12/31/2016	$13.24778	$16.15020	749
01/01/2017 to 12/31/2017	$16.15020	$17.51413	885
01/01/2018 to 12/31/2018	$17.51413	$14.88698	604
ProFund VP Real Estate
01/01/2009 to 12/31/2009	$5.50600	$6.90396	2,425
01/01/2010 to 12/31/2010	$6.90396	$8.44004	3,239
01/01/2011 to 12/31/2011	$8.44004	$8.66786	2,342
01/01/2012 to 12/31/2012	$8.66786	$9.95672	4,456
01/01/2013 to 12/31/2013	$9.95672	$9.77041	4,359
01/01/2014 to 12/31/2014	$9.77041	$11.97520	3,735
01/01/2015 to 12/31/2015	$11.97520	$11.77842	3,534
01/01/2016 to 12/31/2016	$11.77842	$12.20916	1,183
01/01/2017 to 12/31/2017	$12.20916	$12.93396	1,157
01/01/2018 to 12/31/2018	$12.93396	$11.95654	1,069
ProFund VP Small-Cap Growth
01/01/2009 to 12/31/2009	$6.79469	$8.40472	4,255
01/01/2010 to 12/31/2010	$8.40472	$10.35978	4,281
01/01/2011 to 12/31/2011	$10.35978	$10.28708	4,140
01/01/2012 to 12/31/2012	$10.28708	$11.34379	2,435
01/01/2013 to 12/31/2013	$11.34379	$15.61738	2,423
01/01/2014 to 12/31/2014	$15.61738	$15.64381	2,340
01/01/2015 to 12/31/2015	$15.64381	$15.51696	1,077
01/01/2016 to 12/31/2016	$15.51696	$18.29176	1,169
01/01/2017 to 12/31/2017	$18.29176	$20.25995	1,083
01/01/2018 to 12/31/2018	$20.25995	$18.71886	849

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Small-Cap Value
01/01/2009 to 12/31/2009	$7.16334	$8.45568	1,966
01/01/2010 to 12/31/2010	$8.45568	$10.12223	713
01/01/2011 to 12/31/2011	$10.12223	$9.51684	713
01/01/2012 to 12/31/2012	$9.51684	$10.83731	713
01/01/2013 to 12/31/2013	$10.83731	$14.62787	713
01/01/2014 to 12/31/2014	$14.62787	$15.17487	481
01/01/2015 to 12/31/2015	$15.17487	$13.64566	481
01/01/2016 to 12/31/2016	$13.64566	$17.22862	1,131
01/01/2017 to 12/31/2017	$17.22862	$18.53206	1,101
01/01/2018 to 12/31/2018	$18.53206	$15.58402	1,437
ProFund VP Telecommunications
01/01/2009 to 12/31/2009	$7.25268	$7.63087	3,241
01/01/2010 to 12/31/2010	$7.63087	$8.65491	3,328
01/01/2011 to 12/31/2011	$8.65491	$8.64401	3,290
01/01/2012 to 12/31/2012	$8.64401	$9.87396	3,187
01/01/2013 to 12/31/2013	$9.87396	$10.84864	1,855
01/01/2014 to 12/31/2014	$10.84864	$10.69603	1,808
01/01/2015 to 12/31/2015	$10.69603	$10.64595	1,759
01/01/2016 to 12/31/2016	$10.64595	$12.69829	893
01/01/2017 to 12/31/2017	$12.69829	$12.18557	893
01/01/2018 to 12/31/2018	$12.18557	$10.14097	1,655
ProFund VP Utilities
01/01/2009 to 12/31/2009	$7.19947	$7.81606	8,169
01/01/2010 to 12/31/2010	$7.81606	$8.11874	8,216
01/01/2011 to 12/31/2011	$8.11874	$9.35362	6,219
01/01/2012 to 12/31/2012	$9.35362	$9.18268	6,325
01/01/2013 to 12/31/2013	$9.18268	$10.20116	3,023
01/01/2014 to 12/31/2014	$10.20116	$12.58990	3,014
01/01/2015 to 12/31/2015	$12.58990	$11.55271	229
01/01/2016 to 12/31/2016	$11.55271	$13.03439	218
01/01/2017 to 12/31/2017	$13.03439	$14.13920	219
01/01/2018 to 12/31/2018	$14.13920	$14.26027	733
*Denotes the start date of these sub-accounts

PREMIER L SERIES
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: Lifetime Five Income Benefit Only (2.10%) OR Highest Daily Lifetime Five Income Benefit Only (2.10%)
OR HD GRO 60 bps (2.10%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.82811	$9.53480	9,367,665
01/01/2010 to 12/31/2010	$9.53480	$10.45610	9,094,548
01/01/2011 to 12/31/2011	$10.45610	$9.96902	8,190,643
01/01/2012 to 12/31/2012	$9.96902	$10.99065	7,386,371
01/01/2013 to 12/31/2013	$10.99065	$11.83821	6,636,289
01/01/2014 to 12/31/2014	$11.83821	$12.03742	6,061,147
01/01/2015 to 12/31/2015	$12.03742	$11.41023	5,374,065
01/01/2016 to 12/31/2016	$11.41023	$11.88411	4,708,785
01/01/2017 to 12/31/2017	$11.88411	$13.10515	3,901,745
01/01/2018 to 12/31/2018	$13.10515	$11.78997	3,488,049
AST Advanced Strategies Portfolio
01/01/2009 to 12/31/2009	$7.83393	$9.68309	3,050,377
01/01/2010 to 12/31/2010	$9.68309	$10.78380	3,171,468
01/01/2011 to 12/31/2011	$10.78380	$10.57416	2,560,562
01/01/2012 to 12/31/2012	$10.57416	$11.76991	2,460,759
01/01/2013 to 12/31/2013	$11.76991	$13.43650	2,320,015
01/01/2014 to 12/31/2014	$13.43650	$13.96394	2,010,284
01/01/2015 to 12/31/2015	$13.96394	$13.78651	1,853,738
01/01/2016 to 12/31/2016	$13.78651	$14.46318	1,656,964
01/01/2017 to 12/31/2017	$14.46318	$16.56430	1,326,881
01/01/2018 to 12/31/2018	$16.56430	$15.26690	1,172,257
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99829	$11.60445	0
01/01/2014 to 12/31/2014	$11.60445	$12.86266	0
01/01/2015 to 12/31/2015	$12.86266	$12.81561	0
01/01/2016 to 12/31/2016	$12.81561	$13.89616	0
01/01/2017 to 12/31/2017	$13.89616	$16.62401	0
01/01/2018 to 12/31/2018	$16.62401	$14.95583	0
AST Balanced Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.09712	$9.77820	9,710,092
01/01/2010 to 12/31/2010	$9.77820	$10.75644	8,950,075
01/01/2011 to 12/31/2011	$10.75644	$10.40750	8,234,574
01/01/2012 to 12/31/2012	$10.40750	$11.46480	7,583,863
01/01/2013 to 12/31/2013	$11.46480	$13.21068	6,826,687
01/01/2014 to 12/31/2014	$13.21068	$13.78283	6,053,136
01/01/2015 to 12/31/2015	$13.78283	$13.56359	5,513,932
01/01/2016 to 12/31/2016	$13.56359	$14.12196	4,954,722
01/01/2017 to 12/31/2017	$14.12196	$15.89406	4,726,033
01/01/2018 to 12/31/2018	$15.89406	$14.79722	4,249,830
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99772	$9.14094	5,393,786
01/01/2012 to 12/31/2012	$9.14094	$10.01761	4,663,173
01/01/2013 to 12/31/2013	$10.01761	$10.87643	4,389,643
01/01/2014 to 12/31/2014	$10.87643	$11.17417	4,034,452
01/01/2015 to 12/31/2015	$11.17417	$10.61583	3,637,934
01/01/2016 to 12/31/2016	$10.61583	$11.12173	3,322,469
01/01/2017 to 12/31/2017	$11.12173	$12.26744	2,818,678
01/01/2018 to 12/31/2018	$12.26744	$11.37954	2,421,831

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Low Duration Bond Portfolio
01/01/2009 to 12/31/2009	$10.55615	$11.39668	177
01/01/2010 to 12/31/2010	$11.39668	$11.59752	152
01/01/2011 to 12/31/2011	$11.59752	$11.61472	199
01/01/2012 to 12/31/2012	$11.61472	$11.90963	186
01/01/2013 to 12/31/2013	$11.90963	$11.41093	0
01/01/2014 to 12/31/2014	$11.41093	$11.16527	0
01/01/2015 to 12/31/2015	$11.16527	$10.98841	0
01/01/2016 to 12/31/2016	$10.98841	$10.93911	0
01/01/2017 to 12/31/2017	$10.93911	$10.89772	0
01/01/2018 to 12/31/2018	$10.89772	$10.75195	0
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2009 to 12/31/2009	$10.43321	$11.90738	32,550
01/01/2010 to 12/31/2010	$11.90738	$12.56259	32,032
01/01/2011 to 12/31/2011	$12.56259	$12.69567	13,388
01/01/2012 to 12/31/2012	$12.69567	$13.59329	15,298
01/01/2013 to 12/31/2013	$13.59329	$13.06915	4,304
01/01/2014 to 12/31/2014	$13.06915	$13.34194	7,362
01/01/2015 to 12/31/2015	$13.34194	$12.79195	3,729
01/01/2016 to 12/31/2016	$12.79195	$13.05920	1,211
01/01/2017 to 12/31/2017	$13.05920	$13.34924	1,966
01/01/2018 to 12/31/2018	$13.34924	$12.98697	590
AST Bond Portfolio 2018
01/01/2009 to 12/31/2009	$12.00560	$11.04716	0
01/01/2010 to 12/31/2010	$11.04716	$12.03026	0
01/01/2011 to 12/31/2011	$12.03026	$13.38327	0
01/01/2012 to 12/31/2012	$13.38327	$13.85687	0
01/01/2013 to 12/31/2013	$13.85687	$13.14522	0
01/01/2014 to 12/31/2014	$13.14522	$13.21761	0
01/01/2015 to 12/31/2015	$13.21761	$13.05071	0
01/01/2016 to 12/31/2016	$13.05071	$12.98841	0
01/01/2017 to 12/31/2017	$12.98841	$12.81245	0
01/01/2018 to 12/31/2018	$12.81245	$12.64286	0
AST Bond Portfolio 2019
01/01/2009 to 12/31/2009	$12.07427	$10.91522	0
01/01/2010 to 12/31/2010	$10.91522	$11.90528	0
01/01/2011 to 12/31/2011	$11.90528	$13.52335	0
01/01/2012 to 12/31/2012	$13.52335	$14.02085	0
01/01/2013 to 12/31/2013	$14.02085	$13.06896	0
01/01/2014 to 12/31/2014	$13.06896	$13.34595	0
01/01/2015 to 12/31/2015	$13.34595	$13.21140	0
01/01/2016 to 12/31/2016	$13.21140	$13.12748	0
01/01/2017 to 12/31/2017	$13.12748	$12.95576	0
01/01/2018 to 12/31/2018	$12.95576	$12.75927	0
AST Bond Portfolio 2020
01/02/2009* to 12/31/2009	$9.99886	$8.76579	0
01/01/2010 to 12/31/2010	$8.76579	$9.60243	49,555
01/01/2011 to 12/31/2011	$9.60243	$11.16178	650
01/01/2012 to 12/31/2012	$11.16178	$11.62262	0
01/01/2013 to 12/31/2013	$11.62262	$10.64181	0
01/01/2014 to 12/31/2014	$10.64181	$11.06489	0
01/01/2015 to 12/31/2015	$11.06489	$11.00279	0
01/01/2016 to 12/31/2016	$11.00279	$10.98783	0
01/01/2017 to 12/31/2017	$10.98783	$10.85766	0
01/01/2018 to 12/31/2018	$10.85766	$10.66393	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$9.99772	$10.97956	59,475
01/01/2011 to 12/31/2011	$10.97956	$12.93718	405,546
01/01/2012 to 12/31/2012	$12.93718	$13.53150	146,919
01/01/2013 to 12/31/2013	$13.53150	$12.32531	0
01/01/2014 to 12/31/2014	$12.32531	$12.99903	0
01/01/2015 to 12/31/2015	$12.99903	$12.95877	0
01/01/2016 to 12/31/2016	$12.95877	$12.95100	0
01/01/2017 to 12/31/2017	$12.95100	$12.88571	0
01/01/2018 to 12/31/2018	$12.88571	$12.62779	0
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99829	$11.98927	186,514
01/01/2012 to 12/31/2012	$11.98927	$12.42891	230,023
01/01/2013 to 12/31/2013	$12.42891	$10.98697	0
01/01/2014 to 12/31/2014	$10.98697	$11.87687	0
01/01/2015 to 12/31/2015	$11.87687	$11.87638	0
01/01/2016 to 12/31/2016	$11.87638	$11.84514	0
01/01/2017 to 12/31/2017	$11.84514	$11.78407	0
01/01/2018 to 12/31/2018	$11.78407	$11.52340	0
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99773	$10.37175	147,460
01/01/2013 to 12/31/2013	$10.37175	$9.12226	588,698
01/01/2014 to 12/31/2014	$9.12226	$10.06206	196,081
01/01/2015 to 12/31/2015	$10.06206	$10.12194	60,877
01/01/2016 to 12/31/2016	$10.12194	$10.10372	43,498
01/01/2017 to 12/31/2017	$10.10372	$10.06427	38,608
01/01/2018 to 12/31/2018	$10.06427	$9.83022	34,172
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99886	$8.72663	390,795
01/01/2014 to 12/31/2014	$8.72663	$9.79423	194,284
01/01/2015 to 12/31/2015	$9.79423	$9.86530	0
01/01/2016 to 12/31/2016	$9.86530	$9.84699	0
01/01/2017 to 12/31/2017	$9.84699	$9.80732	0
01/01/2018 to 12/31/2018	$9.80732	$9.54262	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99886	$11.27345	42,537
01/01/2015 to 12/31/2015	$11.27345	$11.26217	227,034
01/01/2016 to 12/31/2016	$11.26217	$11.30362	0
01/01/2017 to 12/31/2017	$11.30362	$11.27426	0
01/01/2018 to 12/31/2018	$11.27426	$10.96002	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99886	$9.91185	84,772
01/01/2016 to 12/31/2016	$9.91185	$9.91004	257,190
01/01/2017 to 12/31/2017	$9.91004	$9.94169	178,764
01/01/2018 to 12/31/2018	$9.94169	$9.63484	195,455
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	$9.99773	$9.85367	138,017
01/01/2017 to 12/31/2017	$9.85367	$9.91065	94,644
01/01/2018 to 12/31/2018	$9.91065	$9.58352	94,741
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	$9.99772	$10.01039	0
01/01/2018 to 12/31/2018	$10.01039	$9.60188	7,215
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	$9.99772	$9.63645	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Capital Growth Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.62723	$9.36253	12,630,803
01/01/2010 to 12/31/2010	$9.36253	$10.39654	12,177,411
01/01/2011 to 12/31/2011	$10.39654	$9.93585	11,097,830
01/01/2012 to 12/31/2012	$9.93585	$11.06664	10,445,023
01/01/2013 to 12/31/2013	$11.06664	$13.29740	9,936,825
01/01/2014 to 12/31/2014	$13.29740	$13.93497	9,248,387
01/01/2015 to 12/31/2015	$13.93497	$13.72108	8,340,415
01/01/2016 to 12/31/2016	$13.72108	$14.35830	7,743,962
01/01/2017 to 12/31/2017	$14.35830	$16.57979	6,765,933
01/01/2018 to 12/31/2018	$16.57979	$15.22721	5,895,856
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99829	$11.62173	0
01/01/2014 to 12/31/2014	$11.62173	$12.93188	505
01/01/2015 to 12/31/2015	$12.93188	$12.21352	0
01/01/2016 to 12/31/2016	$12.21352	$13.74454	0
01/01/2017 to 12/31/2017	$13.74454	$15.94013	0
01/01/2018 to 12/31/2018	$15.94013	$14.86657	0
AST Cohen & Steers Realty Portfolio
01/01/2009 to 12/31/2009	$7.99901	$10.33588	2,453
01/01/2010 to 12/31/2010	$10.33588	$13.02810	2,476
01/01/2011 to 12/31/2011	$13.02810	$13.60150	1,614
01/01/2012 to 12/31/2012	$13.60150	$15.36585	2,108
01/01/2013 to 12/31/2013	$15.36585	$15.52133	228
01/01/2014 to 12/31/2014	$15.52133	$19.90176	678
01/01/2015 to 12/31/2015	$19.90176	$20.43665	140
01/01/2016 to 12/31/2016	$20.43665	$20.98115	70
01/01/2017 to 12/31/2017	$20.98115	$21.83415	165
01/01/2018 to 12/31/2018	$21.83415	$20.36582	0
AST Fidelity Institutional AM® Quantitative Portfolio
formerly,AST FI Pyramis® Quantitative Portfolio
01/01/2009 to 12/31/2009	$7.19391	$8.72643	1,329,405
01/01/2010 to 12/31/2010	$8.72643	$9.77460	1,434,879
01/01/2011 to 12/31/2011	$9.77460	$9.42980	1,304,429
01/01/2012 to 12/31/2012	$9.42980	$10.21781	1,451,133
01/01/2013 to 12/31/2013	$10.21781	$11.48490	1,315,731
01/01/2014 to 12/31/2014	$11.48490	$11.60311	1,105,490
01/01/2015 to 12/31/2015	$11.60311	$11.47701	1,004,391
01/01/2016 to 12/31/2016	$11.47701	$11.71956	878,383
01/01/2017 to 12/31/2017	$11.71956	$13.37005	678,393
01/01/2018 to 12/31/2018	$13.37005	$12.07945	602,667
AST Global Real Estate Portfolio
01/01/2009 to 12/31/2009	$6.10196	$8.07411	721
01/01/2010 to 12/31/2010	$8.07411	$9.50539	646
01/01/2011 to 12/31/2011	$9.50539	$8.84098	334
01/01/2012 to 12/31/2012	$8.84098	$10.97977	378
01/01/2013 to 12/31/2013	$10.97977	$11.22143	87
01/01/2014 to 12/31/2014	$11.22143	$12.52097	358
01/01/2015 to 12/31/2015	$12.52097	$12.25238	0
01/01/2016 to 12/31/2016	$12.25238	$12.10839	0
01/01/2017 to 12/31/2017	$12.10839	$13.15114	0
01/01/2018 to 12/31/2018	$13.15114	$12.27260	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.02744	$8.20364	2,275
01/01/2010 to 12/31/2010	$8.20364	$9.07038	2,833
01/01/2011 to 12/31/2011	$9.07038	$8.39373	1,237
01/01/2012 to 12/31/2012	$8.39373	$9.83764	1,822
01/01/2013 to 12/31/2013	$9.83764	$12.86734	626
01/01/2014 to 12/31/2014	$12.86734	$14.25765	1,646
01/01/2015 to 12/31/2015	$14.25765	$13.31904	1,123
01/01/2016 to 12/31/2016	$13.31904	$14.55128	377
01/01/2017 to 12/31/2017	$14.55128	$15.64193	853
01/01/2018 to 12/31/2018	$15.64193	$14.01212	447
AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$7.43719	$11.44320	4,272
01/01/2010 to 12/31/2010	$11.44320	$13.42997	3,566
01/01/2011 to 12/31/2011	$13.42997	$12.76247	1,765
01/01/2012 to 12/31/2012	$12.76247	$14.95130	2,205
01/01/2013 to 12/31/2013	$14.95130	$19.35785	853
01/01/2014 to 12/31/2014	$19.35785	$21.14527	1,215
01/01/2015 to 12/31/2015	$21.14527	$19.53282	1,214
01/01/2016 to 12/31/2016	$19.53282	$19.44653	256
01/01/2017 to 12/31/2017	$19.44653	$24.20790	580
01/01/2018 to 12/31/2018	$24.20790	$22.67618	256
AST Goldman Sachs Multi-Asset Portfolio
01/01/2009 to 12/31/2009	$7.59473	$9.17789	103,859
01/01/2010 to 12/31/2010	$9.17789	$10.03174	69,784
01/01/2011 to 12/31/2011	$10.03174	$9.77586	45,092
01/01/2012 to 12/31/2012	$9.77586	$10.54431	44,970
01/01/2013 to 12/31/2013	$10.54431	$11.34169	21,520
01/01/2014 to 12/31/2014	$11.34169	$11.55729	21,879
01/01/2015 to 12/31/2015	$11.55729	$11.21656	26,655
01/01/2016 to 12/31/2016	$11.21656	$11.56375	22,519
01/01/2017 to 12/31/2017	$11.56375	$12.71779	25,070
01/01/2018 to 12/31/2018	$12.71779	$11.57572	32,467
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.62514	$9.47334	12,926
01/01/2010 to 12/31/2010	$9.47334	$11.76216	10,343
01/01/2011 to 12/31/2011	$11.76216	$11.67054	5,153
01/01/2012 to 12/31/2012	$11.67054	$13.22351	7,138
01/01/2013 to 12/31/2013	$13.22351	$17.97855	687
01/01/2014 to 12/31/2014	$17.97855	$18.87619	953
01/01/2015 to 12/31/2015	$18.87619	$17.47208	393
01/01/2016 to 12/31/2016	$17.47208	$21.27432	211
01/01/2017 to 12/31/2017	$21.27432	$23.37765	482
01/01/2018 to 12/31/2018	$23.37765	$19.67409	100
AST Government Money Market Portfolio
01/01/2009 to 12/31/2009	$10.50151	$10.31087	4,405
01/01/2010 to 12/31/2010	$10.31087	$10.10136	1,122
01/01/2011 to 12/31/2011	$10.10136	$9.89610	294
01/01/2012 to 12/31/2012	$9.89610	$9.69320	293
01/01/2013 to 12/31/2013	$9.69320	$9.49385	146
01/01/2014 to 12/31/2014	$9.49385	$9.29857	0
01/01/2015 to 12/31/2015	$9.29857	$9.10725	0
01/01/2016 to 12/31/2016	$9.10725	$8.92039	0
01/01/2017 to 12/31/2017	$8.92039	$8.76703	0
01/01/2018 to 12/31/2018	$8.76703	$8.69738	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST High Yield Portfolio
01/01/2009 to 12/31/2009	$7.77122	$10.31751	1,678
01/01/2010 to 12/31/2010	$10.31751	$11.46953	1,609
01/01/2011 to 12/31/2011	$11.46953	$11.59051	824
01/01/2012 to 12/31/2012	$11.59051	$12.92677	647
01/01/2013 to 12/31/2013	$12.92677	$13.56992	60
01/01/2014 to 12/31/2014	$13.56992	$13.63079	268
01/01/2015 to 12/31/2015	$13.63079	$12.87463	0
01/01/2016 to 12/31/2016	$12.87463	$14.55201	0
01/01/2017 to 12/31/2017	$14.55201	$15.31843	0
01/01/2018 to 12/31/2018	$15.31843	$14.70369	0
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.64525	$7.77344	4,674
01/01/2010 to 12/31/2010	$7.77344	$8.61549	3,363
01/01/2011 to 12/31/2011	$8.61549	$8.08549	2,009
01/01/2012 to 12/31/2012	$8.08549	$9.25614	2,215
01/01/2013 to 12/31/2013	$9.25614	$12.67955	0
01/01/2014 to 12/31/2014	$12.67955	$14.12596	0
01/01/2015 to 12/31/2015	$14.12596	$12.75117	0
01/01/2016 to 12/31/2016	$12.75117	$14.97305	0
01/01/2017 to 12/31/2017	$14.97305	$17.48073	0
01/01/2018 to 12/31/2018	$17.48073	$14.69643	0
AST International Growth Portfolio
01/01/2009 to 12/31/2009	$6.01096	$7.96493	8,915
01/01/2010 to 12/31/2010	$7.96493	$8.93213	7,479
01/01/2011 to 12/31/2011	$8.93213	$7.61791	3,562
01/01/2012 to 12/31/2012	$7.61791	$8.98064	5,175
01/01/2013 to 12/31/2013	$8.98064	$10.47211	146
01/01/2014 to 12/31/2014	$10.47211	$9.68999	320
01/01/2015 to 12/31/2015	$9.68999	$9.78946	160
01/01/2016 to 12/31/2016	$9.78946	$9.22632	0
01/01/2017 to 12/31/2017	$9.22632	$12.23861	0
01/01/2018 to 12/31/2018	$12.23861	$10.38763	0
AST International Value Portfolio
01/01/2009 to 12/31/2009	$6.85844	$8.76614	8,602
01/01/2010 to 12/31/2010	$8.76614	$9.53741	6,994
01/01/2011 to 12/31/2011	$9.53741	$8.16907	3,301
01/01/2012 to 12/31/2012	$8.16907	$9.33514	4,830
01/01/2013 to 12/31/2013	$9.33514	$10.92299	261
01/01/2014 to 12/31/2014	$10.92299	$9.98112	571
01/01/2015 to 12/31/2015	$9.98112	$9.85571	287
01/01/2016 to 12/31/2016	$9.85571	$9.70954	0
01/01/2017 to 12/31/2017	$9.70954	$11.67998	0
01/01/2018 to 12/31/2018	$11.67998	$9.59264	0
AST J.P. Morgan Global Thematic Portfolio
01/01/2009 to 12/31/2009	$7.11981	$8.83303	45,249
01/01/2010 to 12/31/2010	$8.83303	$9.84678	71,633
01/01/2011 to 12/31/2011	$9.84678	$9.58958	76,943
01/01/2012 to 12/31/2012	$9.58958	$10.66782	73,666
01/01/2013 to 12/31/2013	$10.66782	$12.14959	68,093
01/01/2014 to 12/31/2014	$12.14959	$12.65695	55,809
01/01/2015 to 12/31/2015	$12.65695	$12.26671	51,284
01/01/2016 to 12/31/2016	$12.26671	$12.64179	44,545
01/01/2017 to 12/31/2017	$12.64179	$14.48202	45,333
01/01/2018 to 12/31/2018	$14.48202	$13.13700	46,338

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan International Equity Portfolio
01/01/2009 to 12/31/2009	$7.85645	$10.45584	12,241
01/01/2010 to 12/31/2010	$10.45584	$10.97517	11,771
01/01/2011 to 12/31/2011	$10.97517	$9.76606	5,285
01/01/2012 to 12/31/2012	$9.76606	$11.66046	7,365
01/01/2013 to 12/31/2013	$11.66046	$13.17496	1,206
01/01/2014 to 12/31/2014	$13.17496	$12.08258	1,193
01/01/2015 to 12/31/2015	$12.08258	$11.50325	0
01/01/2016 to 12/31/2016	$11.50325	$11.48475	0
01/01/2017 to 12/31/2017	$11.48475	$14.58247	0
01/01/2018 to 12/31/2018	$14.58247	$11.78603	0
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2009 to 12/31/2009	$9.28305	$11.09414	747,584
01/01/2010 to 12/31/2010	$11.09414	$11.66131	685,466
01/01/2011 to 12/31/2011	$11.66131	$11.44852	665,660
01/01/2012 to 12/31/2012	$11.44852	$12.41462	748,161
01/01/2013 to 12/31/2013	$12.41462	$13.50070	707,005
01/01/2014 to 12/31/2014	$13.50070	$13.94341	652,179
01/01/2015 to 12/31/2015	$13.94341	$13.63170	502,625
01/01/2016 to 12/31/2016	$13.63170	$13.86445	420,514
01/01/2017 to 12/31/2017	$13.86445	$15.22891	361,849
01/01/2018 to 12/31/2018	$15.22891	$14.14938	311,224
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08368	$10.28503	0
01/01/2010 to 12/31/2010	$10.28503	$11.21345	259
01/01/2011 to 12/31/2011	$11.21345	$11.05588	108
01/01/2012 to 12/31/2012	$11.05588	$12.47267	105
01/01/2013 to 12/31/2013	$12.47267	$16.67447	0
01/01/2014 to 12/31/2014	$16.67447	$17.88370	0
01/01/2015 to 12/31/2015	$17.88370	$19.37861	0
01/01/2016 to 12/31/2016	$19.37861	$18.70295	0
01/01/2017 to 12/31/2017	$18.70295	$24.88317	0
01/01/2018 to 12/31/2018	$24.88317	$23.97587	0
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$7.08969	$9.01029	6,729
01/01/2010 to 12/31/2010	$9.01029	$10.56815	6,313
01/01/2011 to 12/31/2011	$10.56815	$10.25660	3,198
01/01/2012 to 12/31/2012	$10.25660	$11.27751	4,001
01/01/2013 to 12/31/2013	$11.27751	$15.08966	543
01/01/2014 to 12/31/2014	$15.08966	$16.34435	2,982
01/01/2015 to 12/31/2015	$16.34435	$17.62051	1,493
01/01/2016 to 12/31/2016	$17.62051	$18.22131	481
01/01/2017 to 12/31/2017	$18.22131	$23.73545	1,064
01/01/2018 to 12/31/2018	$23.73545	$22.61973	369
AST MFS Global Equity Portfolio
01/01/2009 to 12/31/2009	$8.80501	$11.34102	6,474
01/01/2010 to 12/31/2010	$11.34102	$12.44586	5,994
01/01/2011 to 12/31/2011	$12.44586	$11.80835	3,475
01/01/2012 to 12/31/2012	$11.80835	$14.23420	5,282
01/01/2013 to 12/31/2013	$14.23420	$17.79409	801
01/01/2014 to 12/31/2014	$17.79409	$18.06082	1,949
01/01/2015 to 12/31/2015	$18.06082	$17.43014	753
01/01/2016 to 12/31/2016	$17.43014	$18.28664	402
01/01/2017 to 12/31/2017	$18.28664	$22.18173	922
01/01/2018 to 12/31/2018	$22.18173	$19.64768	332

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Portfolio
01/01/2009 to 12/31/2009	$8.09894	$9.86031	1,509
01/01/2010 to 12/31/2010	$9.86031	$10.89230	2,578
01/01/2011 to 12/31/2011	$10.89230	$10.60519	1,149
01/01/2012 to 12/31/2012	$10.60519	$12.16130	824
01/01/2013 to 12/31/2013	$12.16130	$16.28339	102
01/01/2014 to 12/31/2014	$16.28339	$17.33759	0
01/01/2015 to 12/31/2015	$17.33759	$18.20849	0
01/01/2016 to 12/31/2016	$18.20849	$18.17571	0
01/01/2017 to 12/31/2017	$18.17571	$23.26981	0
01/01/2018 to 12/31/2018	$23.26981	$23.27850	0
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99830	$10.18113	0
01/01/2013 to 12/31/2013	$10.18113	$13.41252	0
01/01/2014 to 12/31/2014	$13.41252	$14.47891	0
01/01/2015 to 12/31/2015	$14.47891	$14.07852	0
01/01/2016 to 12/31/2016	$14.07852	$15.64359	0
01/01/2017 to 12/31/2017	$15.64359	$17.97957	0
01/01/2018 to 12/31/2018	$17.97957	$15.82035	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.72310	$9.26118	7,870
01/01/2010 to 12/31/2010	$9.26118	$11.19660	7,339
01/01/2011 to 12/31/2011	$11.19660	$10.69416	3,534
01/01/2012 to 12/31/2012	$10.69416	$12.26785	4,723
01/01/2013 to 12/31/2013	$12.26785	$17.06311	823
01/01/2014 to 12/31/2014	$17.06311	$19.09368	1,701
01/01/2015 to 12/31/2015	$19.09368	$17.64669	691
01/01/2016 to 12/31/2016	$17.64669	$20.43551	377
01/01/2017 to 12/31/2017	$20.43551	$22.77639	862
01/01/2018 to 12/31/2018	$22.77639	$18.63739	300
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99830	$10.29470	9,180
01/01/2013 to 12/31/2013	$10.29470	$11.99016	32,728
01/01/2014 to 12/31/2014	$11.99016	$12.34700	38,298
01/01/2015 to 12/31/2015	$12.34700	$11.94281	38,159
01/01/2016 to 12/31/2016	$11.94281	$12.20316	34,994
01/01/2017 to 12/31/2017	$12.20316	$13.92414	35,571
01/01/2018 to 12/31/2018	$13.92414	$12.50771	35,906
AST Parametric Emerging Markets Equity Portfolio
01/01/2009 to 12/31/2009	$5.56343	$9.07348	12,097
01/01/2010 to 12/31/2010	$9.07348	$10.86611	12,160
01/01/2011 to 12/31/2011	$10.86611	$8.48537	5,893
01/01/2012 to 12/31/2012	$8.48537	$9.80073	7,549
01/01/2013 to 12/31/2013	$9.80073	$9.62049	780
01/01/2014 to 12/31/2014	$9.62049	$8.98130	1,503
01/01/2015 to 12/31/2015	$8.98130	$7.32505	229
01/01/2016 to 12/31/2016	$7.32505	$8.06165	145
01/01/2017 to 12/31/2017	$8.06165	$9.97918	327
01/01/2018 to 12/31/2018	$9.97918	$8.40000	105

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Preservation Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.90875	$10.47389	4,970,188
01/01/2010 to 12/31/2010	$10.47389	$11.34306	4,580,661
01/01/2011 to 12/31/2011	$11.34306	$11.22072	4,313,035
01/01/2012 to 12/31/2012	$11.22072	$12.12964	4,239,413
01/01/2013 to 12/31/2013	$12.12964	$12.97458	3,706,704
01/01/2014 to 12/31/2014	$12.97458	$13.44166	3,362,133
01/01/2015 to 12/31/2015	$13.44166	$13.18401	2,834,890
01/01/2016 to 12/31/2016	$13.18401	$13.62692	2,487,117
01/01/2017 to 12/31/2017	$13.62692	$14.69944	2,259,914
01/01/2018 to 12/31/2018	$14.69944	$13.98660	2,056,875
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01821	$10.06345	0
01/01/2012 to 12/31/2012	$10.06345	$10.55681	0
01/01/2013 to 12/31/2013	$10.55681	$10.10047	0
01/01/2014 to 12/31/2014	$10.10047	$10.49223	0
01/01/2015 to 12/31/2015	$10.49223	$10.24893	0
01/01/2016 to 12/31/2016	$10.24893	$10.46115	0
01/01/2017 to 12/31/2017	$10.46115	$10.82756	0
01/01/2018 to 12/31/2018	$10.82756	$10.51745	0
AST Prudential Growth Allocation Portfolio
01/01/2009 to 12/31/2009	$6.61982	$8.16779	2,329,174
01/01/2010 to 12/31/2010	$8.16779	$9.52139	2,553,655
01/01/2011 to 12/31/2011	$9.52139	$8.74633	2,344,114
01/01/2012 to 12/31/2012	$8.74633	$9.67312	2,065,961
01/01/2013 to 12/31/2013	$9.67312	$11.08717	1,911,983
01/01/2014 to 12/31/2014	$11.08717	$11.85788	1,895,731
01/01/2015 to 12/31/2015	$11.85788	$11.54281	1,829,121
01/01/2016 to 12/31/2016	$11.54281	$12.44712	1,745,988
01/01/2017 to 12/31/2017	$12.44712	$14.15425	1,910,498
01/01/2018 to 12/31/2018	$14.15425	$12.80859	1,718,761
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99829	$11.64391	0
01/01/2014 to 12/31/2014	$11.64391	$13.14256	0
01/01/2015 to 12/31/2015	$13.14256	$13.07086	0
01/01/2016 to 12/31/2016	$13.07086	$14.19239	0
01/01/2017 to 12/31/2017	$14.19239	$16.87775	0
01/01/2018 to 12/31/2018	$16.87775	$15.34662	0
AST QMA US Equity Alpha Portfolio
01/01/2009 to 12/31/2009	$6.85882	$8.18377	0
01/01/2010 to 12/31/2010	$8.18377	$9.22175	0
01/01/2011 to 12/31/2011	$9.22175	$9.34460	0
01/01/2012 to 12/31/2012	$9.34460	$10.87307	0
01/01/2013 to 12/31/2013	$10.87307	$14.10290	0
01/01/2014 to 12/31/2014	$14.10290	$16.19051	404
01/01/2015 to 12/31/2015	$16.19051	$16.34572	0
01/01/2016 to 12/31/2016	$16.34572	$18.38720	0
01/01/2017 to 12/31/2017	$18.38720	$22.01764	0
01/01/2018 to 12/31/2018	$22.01764	$19.79045	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99829	$8.87518	0
01/01/2012 to 12/31/2012	$8.87518	$9.83606	0
01/01/2013 to 12/31/2013	$9.83606	$11.79145	0
01/01/2014 to 12/31/2014	$11.79145	$12.29971	0
01/01/2015 to 12/31/2015	$12.29971	$12.06485	18,572
01/01/2016 to 12/31/2016	$12.06485	$12.56437	18,572
01/01/2017 to 12/31/2017	$12.56437	$14.54526	18,299
01/01/2018 to 12/31/2018	$14.54526	$13.31457	23,122
AST RCM World Trends Portfolio
01/01/2009 to 12/31/2009	$7.32618	$8.85373	49,189
01/01/2010 to 12/31/2010	$8.85373	$9.70515	57,895
01/01/2011 to 12/31/2011	$9.70515	$9.33306	77,865
01/01/2012 to 12/31/2012	$9.33306	$10.08071	226,318
01/01/2013 to 12/31/2013	$10.08071	$11.10147	243,516
01/01/2014 to 12/31/2014	$11.10147	$11.43195	241,756
01/01/2015 to 12/31/2015	$11.43195	$11.17820	241,478
01/01/2016 to 12/31/2016	$11.17820	$11.47598	209,444
01/01/2017 to 12/31/2017	$11.47598	$13.06514	108,072
01/01/2018 to 12/31/2018	$13.06514	$11.78379	82,117
AST Small-Cap Growth Opportunities Portfolio
01/01/2009 to 12/31/2009	$7.20232	$9.35819	555
01/01/2010 to 12/31/2010	$9.35819	$12.14893	1,009
01/01/2011 to 12/31/2011	$12.14893	$10.33909	921
01/01/2012 to 12/31/2012	$10.33909	$12.15880	1,258
01/01/2013 to 12/31/2013	$12.15880	$16.76899	564
01/01/2014 to 12/31/2014	$16.76899	$17.23549	1,139
01/01/2015 to 12/31/2015	$17.23549	$17.10622	522
01/01/2016 to 12/31/2016	$17.10622	$18.04513	284
01/01/2017 to 12/31/2017	$18.04513	$22.56927	644
01/01/2018 to 12/31/2018	$22.56927	$19.70562	282
AST Small-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.60424	$8.66167	8,308
01/01/2010 to 12/31/2010	$8.66167	$11.57313	6,051
01/01/2011 to 12/31/2011	$11.57313	$11.22445	2,839
01/01/2012 to 12/31/2012	$11.22445	$12.33177	4,228
01/01/2013 to 12/31/2013	$12.33177	$16.32652	518
01/01/2014 to 12/31/2014	$16.32652	$16.60132	2,575
01/01/2015 to 12/31/2015	$16.60132	$16.38754	805
01/01/2016 to 12/31/2016	$16.38754	$17.98963	0
01/01/2017 to 12/31/2017	$17.98963	$21.83471	0
01/01/2018 to 12/31/2018	$21.83471	$19.58596	0
AST Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.93778	$9.87372	2,252
01/01/2010 to 12/31/2010	$9.87372	$12.18462	2,149
01/01/2011 to 12/31/2011	$12.18462	$11.22104	1,037
01/01/2012 to 12/31/2012	$11.22104	$12.98572	1,353
01/01/2013 to 12/31/2013	$12.98572	$17.47572	299
01/01/2014 to 12/31/2014	$17.47572	$18.01797	563
01/01/2015 to 12/31/2015	$18.01797	$16.88678	265
01/01/2016 to 12/31/2016	$16.88678	$21.37056	148
01/01/2017 to 12/31/2017	$21.37056	$22.47005	338
01/01/2018 to 12/31/2018	$22.47005	$18.24768	183

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.58696	$10.44044	1,055,497
01/01/2010 to 12/31/2010	$10.44044	$11.40523	1,156,021
01/01/2011 to 12/31/2011	$11.40523	$11.39261	1,188,479
01/01/2012 to 12/31/2012	$11.39261	$12.66397	1,318,155
01/01/2013 to 12/31/2013	$12.66397	$14.49143	1,330,989
01/01/2014 to 12/31/2014	$14.49143	$15.02799	1,296,206
01/01/2015 to 12/31/2015	$15.02799	$14.72504	1,180,112
01/01/2016 to 12/31/2016	$14.72504	$15.51088	1,220,180
01/01/2017 to 12/31/2017	$15.51088	$17.53345	1,097,132
01/01/2018 to 12/31/2018	$17.53345	$16.25618	917,347
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.44027	$9.67446	10,658
01/01/2010 to 12/31/2010	$9.67446	$10.97370	9,869
01/01/2011 to 12/31/2011	$10.97370	$10.56605	4,154
01/01/2012 to 12/31/2012	$10.56605	$12.16792	5,520
01/01/2013 to 12/31/2013	$12.16792	$17.16472	1,714
01/01/2014 to 12/31/2014	$17.16472	$18.21468	1,022
01/01/2015 to 12/31/2015	$18.21468	$19.54971	528
01/01/2016 to 12/31/2016	$19.54971	$19.66524	291
01/01/2017 to 12/31/2017	$19.66524	$26.55954	686
01/01/2018 to 12/31/2018	$26.55954	$27.01596	0
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.74619	$8.97205	5,302
01/01/2010 to 12/31/2010	$8.97205	$9.88094	6,037
01/01/2011 to 12/31/2011	$9.88094	$9.63030	2,370
01/01/2012 to 12/31/2012	$9.63030	$10.69602	3,361
01/01/2013 to 12/31/2013	$10.69602	$14.10381	1,456
01/01/2014 to 12/31/2014	$14.10381	$14.02892	1,058
01/01/2015 to 12/31/2015	$14.02892	$12.90716	547
01/01/2016 to 12/31/2016	$12.90716	$13.41716	301
01/01/2017 to 12/31/2017	$13.41716	$15.31718	710
01/01/2018 to 12/31/2018	$15.31718	$13.54371	0
AST T. Rowe Price Natural Resources Portfolio
01/01/2009 to 12/31/2009	$8.94784	$13.08863	5,642
01/01/2010 to 12/31/2010	$13.08863	$15.44154	6,147
01/01/2011 to 12/31/2011	$15.44154	$12.86799	3,008
01/01/2012 to 12/31/2012	$12.86799	$13.05869	3,885
01/01/2013 to 12/31/2013	$13.05869	$14.75729	21
01/01/2014 to 12/31/2014	$14.75729	$13.24514	93
01/01/2015 to 12/31/2015	$13.24514	$10.47492	7
01/01/2016 to 12/31/2016	$10.47492	$12.78553	0
01/01/2017 to 12/31/2017	$12.78553	$13.81395	0
01/01/2018 to 12/31/2018	$13.81395	$11.27526	0
AST Templeton Global Bond Portfolio
01/01/2009 to 12/31/2009	$10.05707	$11.04358	1,731
01/01/2010 to 12/31/2010	$11.04358	$11.43770	1,846
01/01/2011 to 12/31/2011	$11.43770	$11.66490	670
01/01/2012 to 12/31/2012	$11.66490	$12.02165	967
01/01/2013 to 12/31/2013	$12.02165	$11.33244	578
01/01/2014 to 12/31/2014	$11.33244	$11.16110	0
01/01/2015 to 12/31/2015	$11.16110	$10.42667	0
01/01/2016 to 12/31/2016	$10.42667	$10.65772	0
01/01/2017 to 12/31/2017	$10.65772	$10.65213	0
01/01/2018 to 12/31/2018	$10.65213	$10.64044	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.03962	$9.57597	1,794
01/01/2010 to 12/31/2010	$9.57597	$11.59338	1,232
01/01/2011 to 12/31/2011	$11.59338	$10.96336	666
01/01/2012 to 12/31/2012	$10.96336	$12.71430	768
01/01/2013 to 12/31/2013	$12.71430	$16.48947	0
01/01/2014 to 12/31/2014	$16.48947	$18.56790	0
01/01/2015 to 12/31/2015	$18.56790	$16.98403	0
01/01/2016 to 12/31/2016	$16.98403	$18.96366	0
01/01/2017 to 12/31/2017	$18.96366	$22.01657	0
01/01/2018 to 12/31/2018	$22.01657	$17.99794	0
AST Wellington Management Hedged Equity Portfolio
01/01/2009 to 12/31/2009	$6.86312	$8.63315	23,090
01/01/2010 to 12/31/2010	$8.63315	$9.69323	29,536
01/01/2011 to 12/31/2011	$9.69323	$9.16607	32,180
01/01/2012 to 12/31/2012	$9.16607	$9.96542	57,511
01/01/2013 to 12/31/2013	$9.96542	$11.76171	161,772
01/01/2014 to 12/31/2014	$11.76171	$12.15390	203,588
01/01/2015 to 12/31/2015	$12.15390	$11.82859	174,296
01/01/2016 to 12/31/2016	$11.82859	$12.34173	158,646
01/01/2017 to 12/31/2017	$12.34173	$13.73175	118,165
01/01/2018 to 12/31/2018	$13.73175	$12.77570	110,606
AST Western Asset Core Plus Bond Portfolio
01/01/2009 to 12/31/2009	$9.26017	$10.12450	2,581
01/01/2010 to 12/31/2010	$10.12450	$10.68951	3,382
01/01/2011 to 12/31/2011	$10.68951	$11.10080	1,868
01/01/2012 to 12/31/2012	$11.10080	$11.72585	2,135
01/01/2013 to 12/31/2013	$11.72585	$11.31310	780
01/01/2014 to 12/31/2014	$11.31310	$11.87791	1,308
01/01/2015 to 12/31/2015	$11.87791	$11.77748	573
01/01/2016 to 12/31/2016	$11.77748	$12.12977	131
01/01/2017 to 12/31/2017	$12.12977	$12.63040	295
01/01/2018 to 12/31/2018	$12.63040	$12.08915	156
ProFund VP Consumer Goods Portfolio
01/01/2009 to 12/31/2009	$7.64977	$9.10826	0
01/01/2010 to 12/31/2010	$9.10826	$10.46983	0
01/01/2011 to 12/31/2011	$10.46983	$10.96726	0
01/01/2012 to 12/31/2012	$10.96726	$11.90760	0
01/01/2013 to 12/31/2013	$11.90760	$14.98106	0
01/01/2014 to 12/31/2014	$14.98106	$16.17354	0
01/01/2015 to 12/31/2015	$16.17354	$16.50038	0
01/01/2016 to 12/31/2016	$16.50038	$16.73466	0
01/01/2017 to 12/31/2017	$16.73466	$18.85911	0
01/01/2018 to 12/31/2018	$18.85911	$15.73501	0
ProFund VP Consumer Services
01/01/2009 to 12/31/2009	$7.02240	$8.99671	0
01/01/2010 to 12/31/2010	$8.99671	$10.69651	0
01/01/2011 to 12/31/2011	$10.69651	$11.05307	0
01/01/2012 to 12/31/2012	$11.05307	$13.21772	0
01/01/2013 to 12/31/2013	$13.21772	$18.10741	0
01/01/2014 to 12/31/2014	$18.10741	$19.94475	0
01/01/2015 to 12/31/2015	$19.94475	$20.45054	0
01/01/2016 to 12/31/2016	$20.45054	$20.86931	0
01/01/2017 to 12/31/2017	$20.86931	$24.19577	0
01/01/2018 to 12/31/2018	$24.19577	$23.84118	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Financials
01/01/2009 to 12/31/2009	$5.25699	$5.92152	0
01/01/2010 to 12/31/2010	$5.92152	$6.43365	0
01/01/2011 to 12/31/2011	$6.43365	$5.42982	0
01/01/2012 to 12/31/2012	$5.42982	$6.63308	0
01/01/2013 to 12/31/2013	$6.63308	$8.58077	0
01/01/2014 to 12/31/2014	$8.58077	$9.48981	0
01/01/2015 to 12/31/2015	$9.48981	$9.15568	0
01/01/2016 to 12/31/2016	$9.15568	$10.34179	0
01/01/2017 to 12/31/2017	$10.34179	$11.97211	0
01/01/2018 to 12/31/2018	$11.97211	$10.50168	0
ProFund VP Health Care
01/01/2009 to 12/31/2009	$8.31252	$9.73373	664
01/01/2010 to 12/31/2010	$9.73373	$9.80468	644
01/01/2011 to 12/31/2011	$9.80468	$10.57454	270
01/01/2012 to 12/31/2012	$10.57454	$12.15913	0
01/01/2013 to 12/31/2013	$12.15913	$16.64400	0
01/01/2014 to 12/31/2014	$16.64400	$20.16511	0
01/01/2015 to 12/31/2015	$20.16511	$20.74242	0
01/01/2016 to 12/31/2016	$20.74242	$19.49335	0
01/01/2017 to 12/31/2017	$19.49335	$23.08748	0
01/01/2018 to 12/31/2018	$23.08748	$23.61286	0
ProFund VP Industrials
01/01/2009 to 12/31/2009	$6.07949	$7.38932	0
01/01/2010 to 12/31/2010	$7.38932	$8.95612	0
01/01/2011 to 12/31/2011	$8.95612	$8.61558	0
01/01/2012 to 12/31/2012	$8.61558	$9.77130	0
01/01/2013 to 12/31/2013	$9.77130	$13.22525	0
01/01/2014 to 12/31/2014	$13.22525	$13.67558	0
01/01/2015 to 12/31/2015	$13.67558	$12.93608	0
01/01/2016 to 12/31/2016	$12.93608	$14.89400	0
01/01/2017 to 12/31/2017	$14.89400	$17.85615	0
01/01/2018 to 12/31/2018	$17.85615	$15.25450	0
ProFund VP Large-Cap Growth
01/01/2009 to 12/31/2009	$6.69736	$8.51005	0
01/01/2010 to 12/31/2010	$8.51005	$9.43387	0
01/01/2011 to 12/31/2011	$9.43387	$9.52935	0
01/01/2012 to 12/31/2012	$9.52935	$10.52001	0
01/01/2013 to 12/31/2013	$10.52001	$13.46336	0
01/01/2014 to 12/31/2014	$13.46336	$14.89119	0
01/01/2015 to 12/31/2015	$14.89119	$15.13284	0
01/01/2016 to 12/31/2016	$15.13284	$15.56568	0
01/01/2017 to 12/31/2017	$15.56568	$19.10254	0
01/01/2018 to 12/31/2018	$19.10254	$18.35949	0
ProFund VP Large-Cap Value
01/01/2009 to 12/31/2009	$6.25380	$7.31738	0
01/01/2010 to 12/31/2010	$7.31738	$8.09105	8,726
01/01/2011 to 12/31/2011	$8.09105	$7.82346	8,726
01/01/2012 to 12/31/2012	$7.82346	$8.84385	8,431
01/01/2013 to 12/31/2013	$8.84385	$11.25131	7,907
01/01/2014 to 12/31/2014	$11.25131	$12.17415	7,417
01/01/2015 to 12/31/2015	$12.17415	$11.35905	0
01/01/2016 to 12/31/2016	$11.35905	$12.84293	0
01/01/2017 to 12/31/2017	$12.84293	$14.26941	0
01/01/2018 to 12/31/2018	$14.26941	$12.48914	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Mid-Cap Growth
01/01/2009 to 12/31/2009	$6.18199	$8.37491	0
01/01/2010 to 12/31/2010	$8.37491	$10.53374	0
01/01/2011 to 12/31/2011	$10.53374	$10.01888	0
01/01/2012 to 12/31/2012	$10.01888	$11.32177	0
01/01/2013 to 12/31/2013	$11.32177	$14.47394	0
01/01/2014 to 12/31/2014	$14.47394	$15.01137	0
01/01/2015 to 12/31/2015	$15.01137	$14.74424	0
01/01/2016 to 12/31/2016	$14.74424	$16.30121	0
01/01/2017 to 12/31/2017	$16.30121	$18.88979	0
01/01/2018 to 12/31/2018	$18.88979	$16.28318	0
ProFund VP Mid-Cap Value
01/01/2009 to 12/31/2009	$6.44572	$8.26226	0
01/01/2010 to 12/31/2010	$8.26226	$9.74747	0
01/01/2011 to 12/31/2011	$9.74747	$9.17262	0
01/01/2012 to 12/31/2012	$9.17262	$10.47165	0
01/01/2013 to 12/31/2013	$10.47165	$13.55469	0
01/01/2014 to 12/31/2014	$13.55469	$14.62801	0
01/01/2015 to 12/31/2015	$14.62801	$13.14869	0
01/01/2016 to 12/31/2016	$13.14869	$16.01375	0
01/01/2017 to 12/31/2017	$16.01375	$17.34924	0
01/01/2018 to 12/31/2018	$17.34924	$14.73229	0
ProFund VP Real Estate
01/01/2009 to 12/31/2009	$5.50234	$6.89260	0
01/01/2010 to 12/31/2010	$6.89260	$8.41782	0
01/01/2011 to 12/31/2011	$8.41782	$8.63656	0
01/01/2012 to 12/31/2012	$8.63656	$9.91107	0
01/01/2013 to 12/31/2013	$9.91107	$9.71611	0
01/01/2014 to 12/31/2014	$9.71611	$11.89704	0
01/01/2015 to 12/31/2015	$11.89704	$11.69009	0
01/01/2016 to 12/31/2016	$11.69009	$12.10574	0
01/01/2017 to 12/31/2017	$12.10574	$12.81187	0
01/01/2018 to 12/31/2018	$12.81187	$11.83208	0
ProFund VP Small-Cap Growth
01/01/2009 to 12/31/2009	$6.79014	$8.39089	0
01/01/2010 to 12/31/2010	$8.39089	$10.33254	0
01/01/2011 to 12/31/2011	$10.33254	$10.24997	0
01/01/2012 to 12/31/2012	$10.24997	$11.29179	0
01/01/2013 to 12/31/2013	$11.29179	$15.53056	0
01/01/2014 to 12/31/2014	$15.53056	$15.54156	0
01/01/2015 to 12/31/2015	$15.54156	$15.40039	0
01/01/2016 to 12/31/2016	$15.40039	$18.13673	0
01/01/2017 to 12/31/2017	$18.13673	$20.06858	0
01/01/2018 to 12/31/2018	$20.06858	$18.52362	0
ProFund VP Small-Cap Value
01/01/2009 to 12/31/2009	$7.15855	$8.44181	0
01/01/2010 to 12/31/2010	$8.44181	$10.09576	0
01/01/2011 to 12/31/2011	$10.09576	$9.48274	0
01/01/2012 to 12/31/2012	$9.48274	$10.78788	0
01/01/2013 to 12/31/2013	$10.78788	$14.54699	0
01/01/2014 to 12/31/2014	$14.54699	$15.07615	0
01/01/2015 to 12/31/2015	$15.07615	$13.54361	0
01/01/2016 to 12/31/2016	$13.54361	$17.08318	0
01/01/2017 to 12/31/2017	$17.08318	$18.35771	0
01/01/2018 to 12/31/2018	$18.35771	$15.42212	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Telecommunications
01/01/2009 to 12/31/2009	$7.24797	$7.61851	833
01/01/2010 to 12/31/2010	$7.61851	$8.63243	808
01/01/2011 to 12/31/2011	$8.63243	$8.61317	339
01/01/2012 to 12/31/2012	$8.61317	$9.82906	0
01/01/2013 to 12/31/2013	$9.82906	$10.78878	0
01/01/2014 to 12/31/2014	$10.78878	$10.62668	0
01/01/2015 to 12/31/2015	$10.62668	$10.56644	0
01/01/2016 to 12/31/2016	$10.56644	$12.59114	0
01/01/2017 to 12/31/2017	$12.59114	$12.07097	0
01/01/2018 to 12/31/2018	$12.07097	$10.03571	0
ProFund VP Utilities
01/01/2009 to 12/31/2009	$7.19472	$7.80329	2,207
01/01/2010 to 12/31/2010	$7.80329	$8.09752	1,635
01/01/2011 to 12/31/2011	$8.09752	$9.32008	1,119
01/01/2012 to 12/31/2012	$9.32008	$9.14088	1,017
01/01/2013 to 12/31/2013	$9.14088	$10.14482	0
01/01/2014 to 12/31/2014	$10.14482	$12.50810	0
01/01/2015 to 12/31/2015	$12.50810	$11.46643	0
01/01/2016 to 12/31/2016	$11.46643	$12.92455	0
01/01/2017 to 12/31/2017	$12.92455	$14.00626	0
01/01/2018 to 12/31/2018	$14.00626	$14.11225	0
*Denotes the start date of these sub-accounts

PREMIER L SERIES
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: Spousal Lifetime Five Income Benefit Only (2.25%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.79271	$9.47766	7,744,445
01/01/2010 to 12/31/2010	$9.47766	$10.37822	7,544,568
01/01/2011 to 12/31/2011	$10.37822	$9.88032	6,843,878
01/01/2012 to 12/31/2012	$9.88032	$10.87687	6,139,919
01/01/2013 to 12/31/2013	$10.87687	$11.69852	5,753,215
01/01/2014 to 12/31/2014	$11.69852	$11.87790	5,166,237
01/01/2015 to 12/31/2015	$11.87790	$11.24248	4,856,377
01/01/2016 to 12/31/2016	$11.24248	$11.69226	4,354,685
01/01/2017 to 12/31/2017	$11.69226	$12.87480	3,885,160
01/01/2018 to 12/31/2018	$12.87480	$11.56559	3,483,655
AST Advanced Strategies Portfolio
01/01/2009 to 12/31/2009	$7.80171	$9.62915	2,200,107
01/01/2010 to 12/31/2010	$9.62915	$10.70809	2,131,338
01/01/2011 to 12/31/2011	$10.70809	$10.48454	2,058,340
01/01/2012 to 12/31/2012	$10.48454	$11.65298	1,940,847
01/01/2013 to 12/31/2013	$11.65298	$13.28346	1,866,714
01/01/2014 to 12/31/2014	$13.28346	$13.78454	1,747,809
01/01/2015 to 12/31/2015	$13.78454	$13.58938	1,779,764
01/01/2016 to 12/31/2016	$13.58938	$14.23548	1,675,249
01/01/2017 to 12/31/2017	$14.23548	$16.27973	1,393,573
01/01/2018 to 12/31/2018	$16.27973	$14.98237	1,281,267
AST Balanced Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.06061	$9.71989	5,689,327
01/01/2010 to 12/31/2010	$9.71989	$10.67667	5,049,654
01/01/2011 to 12/31/2011	$10.67667	$10.31523	4,565,268
01/01/2012 to 12/31/2012	$10.31523	$11.34646	4,118,548
01/01/2013 to 12/31/2013	$11.34646	$13.05510	3,855,143
01/01/2014 to 12/31/2014	$13.05510	$13.60049	3,340,342
01/01/2015 to 12/31/2015	$13.60049	$13.36449	3,090,397
01/01/2016 to 12/31/2016	$13.36449	$13.89432	2,823,907
01/01/2017 to 12/31/2017	$13.89432	$15.61497	2,835,722
01/01/2018 to 12/31/2018	$15.61497	$14.51601	2,504,159
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99756	$9.13191	1,589,823
01/01/2012 to 12/31/2012	$9.13191	$9.99296	1,398,698
01/01/2013 to 12/31/2013	$9.99296	$10.83380	1,245,656
01/01/2014 to 12/31/2014	$10.83380	$11.11408	1,115,972
01/01/2015 to 12/31/2015	$11.11408	$10.54337	959,575
01/01/2016 to 12/31/2016	$10.54337	$11.02957	874,263
01/01/2017 to 12/31/2017	$11.02957	$12.14802	791,937
01/01/2018 to 12/31/2018	$12.14802	$11.25208	677,331

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Low Duration Bond Portfolio
01/01/2009 to 12/31/2009	$10.49732	$11.31653	0
01/01/2010 to 12/31/2010	$11.31653	$11.49897	0
01/01/2011 to 12/31/2011	$11.49897	$11.49917	0
01/01/2012 to 12/31/2012	$11.49917	$11.77377	0
01/01/2013 to 12/31/2013	$11.77377	$11.26437	0
01/01/2014 to 12/31/2014	$11.26437	$11.00598	0
01/01/2015 to 12/31/2015	$11.00598	$10.81574	0
01/01/2016 to 12/31/2016	$10.81574	$10.75124	0
01/01/2017 to 12/31/2017	$10.75124	$10.69420	0
01/01/2018 to 12/31/2018	$10.69420	$10.53559	0
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2009 to 12/31/2009	$10.39223	$11.84329	1,354
01/01/2010 to 12/31/2010	$11.84329	$12.47663	1,353
01/01/2011 to 12/31/2011	$12.47663	$12.59042	0
01/01/2012 to 12/31/2012	$12.59042	$13.46070	0
01/01/2013 to 12/31/2013	$13.46070	$12.92255	0
01/01/2014 to 12/31/2014	$12.92255	$13.17297	0
01/01/2015 to 12/31/2015	$13.17297	$12.61153	0
01/01/2016 to 12/31/2016	$12.61153	$12.85612	0
01/01/2017 to 12/31/2017	$12.85612	$13.12239	0
01/01/2018 to 12/31/2018	$13.12239	$12.74736	0
AST Bond Portfolio 2018
05/01/2009* to 12/31/2009	$9.92260	$9.66626	0
01/01/2010 to 12/31/2010	$9.66626	$10.51104	0
01/01/2011 to 12/31/2011	$10.51104	$11.67616	0
01/01/2012 to 12/31/2012	$11.67616	$12.07152	0
01/01/2013 to 12/31/2013	$12.07152	$11.43481	0
01/01/2014 to 12/31/2014	$11.43481	$11.48095	0
01/01/2015 to 12/31/2015	$11.48095	$11.31930	0
01/01/2016 to 12/31/2016	$11.31930	$11.24885	0
01/01/2017 to 12/31/2017	$11.24885	$11.08037	0
01/01/2018 to 12/31/2018	$11.08037	$10.91732	0
AST Bond Portfolio 2019
05/01/2009* to 12/31/2009	$9.90537	$9.56715	0
01/01/2010 to 12/31/2010	$9.56715	$10.41967	0
01/01/2011 to 12/31/2011	$10.41967	$11.81852	0
01/01/2012 to 12/31/2012	$11.81852	$12.23524	0
01/01/2013 to 12/31/2013	$12.23524	$11.38790	0
01/01/2014 to 12/31/2014	$11.38790	$11.61219	0
01/01/2015 to 12/31/2015	$11.61219	$11.47826	0
01/01/2016 to 12/31/2016	$11.47826	$11.38857	0
01/01/2017 to 12/31/2017	$11.38857	$11.22342	0
01/01/2018 to 12/31/2018	$11.22342	$11.03740	0
AST Bond Portfolio 2020
05/01/2009* to 12/31/2009	$9.88409	$9.24236	0
01/01/2010 to 12/31/2010	$9.24236	$10.10963	676
01/01/2011 to 12/31/2011	$10.10963	$11.73410	0
01/01/2012 to 12/31/2012	$11.73410	$12.20077	0
01/01/2013 to 12/31/2013	$12.20077	$11.15482	0
01/01/2014 to 12/31/2014	$11.15482	$11.58131	0
01/01/2015 to 12/31/2015	$11.58131	$11.49928	0
01/01/2016 to 12/31/2016	$11.49928	$11.46676	0
01/01/2017 to 12/31/2017	$11.46676	$11.31442	0
01/01/2018 to 12/31/2018	$11.31442	$11.09630	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$9.99756	$10.96344	0
01/01/2011 to 12/31/2011	$10.96344	$12.89923	5,764
01/01/2012 to 12/31/2012	$12.89923	$13.47203	4,087
01/01/2013 to 12/31/2013	$13.47203	$12.25318	0
01/01/2014 to 12/31/2014	$12.25318	$12.90403	0
01/01/2015 to 12/31/2015	$12.90403	$12.84514	0
01/01/2016 to 12/31/2016	$12.84514	$12.81854	0
01/01/2017 to 12/31/2017	$12.81854	$12.73526	0
01/01/2018 to 12/31/2018	$12.73526	$12.46191	0
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99817	$11.97169	0
01/01/2012 to 12/31/2012	$11.97169	$12.39242	3,035
01/01/2013 to 12/31/2013	$12.39242	$10.93851	0
01/01/2014 to 12/31/2014	$10.93851	$11.80707	0
01/01/2015 to 12/31/2015	$11.80707	$11.78935	0
01/01/2016 to 12/31/2016	$11.78935	$11.74108	0
01/01/2017 to 12/31/2017	$11.74108	$11.66344	0
01/01/2018 to 12/31/2018	$11.66344	$11.38853	0
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99757	$10.35646	0
01/01/2013 to 12/31/2013	$10.35646	$9.09549	17,033
01/01/2014 to 12/31/2014	$9.09549	$10.01785	9,956
01/01/2015 to 12/31/2015	$10.01785	$10.06263	0
01/01/2016 to 12/31/2016	$10.06263	$10.02975	0
01/01/2017 to 12/31/2017	$10.02975	$9.97587	0
01/01/2018 to 12/31/2018	$9.97587	$9.72957	0
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99878	$8.71387	0
01/01/2014 to 12/31/2014	$8.71387	$9.76561	0
01/01/2015 to 12/31/2015	$9.76561	$9.82198	0
01/01/2016 to 12/31/2016	$9.82198	$9.78934	0
01/01/2017 to 12/31/2017	$9.78934	$9.73558	0
01/01/2018 to 12/31/2018	$9.73558	$9.45890	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99878	$11.25691	0
01/01/2015 to 12/31/2015	$11.25691	$11.22918	12,685
01/01/2016 to 12/31/2016	$11.22918	$11.25394	0
01/01/2017 to 12/31/2017	$11.25394	$11.20832	0
01/01/2018 to 12/31/2018	$11.20832	$10.87973	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99878	$9.89735	0
01/01/2016 to 12/31/2016	$9.89735	$9.88100	14,398
01/01/2017 to 12/31/2017	$9.88100	$9.89803	13,696
01/01/2018 to 12/31/2018	$9.89803	$9.57835	15,316
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	$9.99757	$9.83922	3,614
01/01/2017 to 12/31/2017	$9.83922	$9.88152	2,744
01/01/2018 to 12/31/2018	$9.88152	$9.54120	3,705
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	$9.99756	$9.99571	0
01/01/2018 to 12/31/2018	$9.99571	$9.57369	0
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	$9.99756	$9.62227	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Capital Growth Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.59294	$9.30688	10,717,473
01/01/2010 to 12/31/2010	$9.30688	$10.31961	10,433,364
01/01/2011 to 12/31/2011	$10.31961	$9.84787	9,803,171
01/01/2012 to 12/31/2012	$9.84787	$10.95243	9,098,455
01/01/2013 to 12/31/2013	$10.95243	$13.14089	8,699,441
01/01/2014 to 12/31/2014	$13.14089	$13.75064	8,097,018
01/01/2015 to 12/31/2015	$13.75064	$13.51979	7,460,043
01/01/2016 to 12/31/2016	$13.51979	$14.12690	7,026,633
01/01/2017 to 12/31/2017	$14.12690	$16.28871	6,228,043
01/01/2018 to 12/31/2018	$16.28871	$14.93785	5,721,442
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99817	$11.60723	0
01/01/2014 to 12/31/2014	$11.60723	$12.89672	0
01/01/2015 to 12/31/2015	$12.89672	$12.16238	0
01/01/2016 to 12/31/2016	$12.16238	$13.66703	0
01/01/2017 to 12/31/2017	$13.66703	$15.82715	0
01/01/2018 to 12/31/2018	$15.82715	$14.73941	0
AST Cohen & Steers Realty Portfolio
01/01/2009 to 12/31/2009	$7.95449	$10.26325	0
01/01/2010 to 12/31/2010	$10.26325	$12.91748	0
01/01/2011 to 12/31/2011	$12.91748	$13.46633	0
01/01/2012 to 12/31/2012	$13.46633	$15.19077	0
01/01/2013 to 12/31/2013	$15.19077	$15.32188	0
01/01/2014 to 12/31/2014	$15.32188	$19.61723	0
01/01/2015 to 12/31/2015	$19.61723	$20.11499	0
01/01/2016 to 12/31/2016	$20.11499	$20.62073	0
01/01/2017 to 12/31/2017	$20.62073	$21.42776	0
01/01/2018 to 12/31/2018	$21.42776	$19.95725	0
AST Fidelity Institutional AM® Quantitative Portfolio
formerly,AST FI Pyramis® Quantitative Portfolio
01/01/2009 to 12/31/2009	$7.16462	$8.67826	1,491,611
01/01/2010 to 12/31/2010	$8.67826	$9.70641	1,465,024
01/01/2011 to 12/31/2011	$9.70641	$9.35035	1,359,077
01/01/2012 to 12/31/2012	$9.35035	$10.11678	1,400,860
01/01/2013 to 12/31/2013	$10.11678	$11.35451	1,364,211
01/01/2014 to 12/31/2014	$11.35451	$11.45456	1,213,540
01/01/2015 to 12/31/2015	$11.45456	$11.31348	1,154,661
01/01/2016 to 12/31/2016	$11.31348	$11.53567	1,040,776
01/01/2017 to 12/31/2017	$11.53567	$13.14088	872,621
01/01/2018 to 12/31/2018	$13.14088	$11.85488	764,300
AST Global Real Estate Portfolio
01/01/2009 to 12/31/2009	$6.09790	$8.05684	0
01/01/2010 to 12/31/2010	$8.05684	$9.47128	0
01/01/2011 to 12/31/2011	$9.47128	$8.79636	0
01/01/2012 to 12/31/2012	$8.79636	$10.90830	0
01/01/2013 to 12/31/2013	$10.90830	$11.13207	0
01/01/2014 to 12/31/2014	$11.13207	$12.40303	0
01/01/2015 to 12/31/2015	$12.40303	$12.11920	0
01/01/2016 to 12/31/2016	$12.11920	$11.95926	0
01/01/2017 to 12/31/2017	$11.95926	$12.97009	0
01/01/2018 to 12/31/2018	$12.97009	$12.08573	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.98810	$8.14575	0
01/01/2010 to 12/31/2010	$8.14575	$8.99314	0
01/01/2011 to 12/31/2011	$8.99314	$8.31011	0
01/01/2012 to 12/31/2012	$8.31011	$9.72534	0
01/01/2013 to 12/31/2013	$9.72534	$12.70180	0
01/01/2014 to 12/31/2014	$12.70180	$14.05368	0
01/01/2015 to 12/31/2015	$14.05368	$13.10921	0
01/01/2016 to 12/31/2016	$13.10921	$14.30121	0
01/01/2017 to 12/31/2017	$14.30121	$15.35063	0
01/01/2018 to 12/31/2018	$15.35063	$13.73088	0
AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$7.39570	$11.36264	0
01/01/2010 to 12/31/2010	$11.36264	$13.31590	0
01/01/2011 to 12/31/2011	$13.31590	$12.63558	0
01/01/2012 to 12/31/2012	$12.63558	$14.78088	0
01/01/2013 to 12/31/2013	$14.78088	$19.10921	0
01/01/2014 to 12/31/2014	$19.10921	$20.84303	0
01/01/2015 to 12/31/2015	$20.84303	$19.22533	0
01/01/2016 to 12/31/2016	$19.22533	$19.11237	0
01/01/2017 to 12/31/2017	$19.11237	$23.75704	0
01/01/2018 to 12/31/2018	$23.75704	$22.22094	0
AST Goldman Sachs Multi-Asset Portfolio
01/01/2009 to 12/31/2009	$7.58716	$9.15528	81,519
01/01/2010 to 12/31/2010	$9.15528	$9.99239	89,731
01/01/2011 to 12/31/2011	$9.99239	$9.72331	81,041
01/01/2012 to 12/31/2012	$9.72331	$10.47221	107,460
01/01/2013 to 12/31/2013	$10.47221	$11.24773	114,444
01/01/2014 to 12/31/2014	$11.24773	$11.44479	111,090
01/01/2015 to 12/31/2015	$11.44479	$11.09118	87,284
01/01/2016 to 12/31/2016	$11.09118	$11.41780	82,084
01/01/2017 to 12/31/2017	$11.41780	$12.53886	66,104
01/01/2018 to 12/31/2018	$12.53886	$11.39593	59,827
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.61998	$9.45304	0
01/01/2010 to 12/31/2010	$9.45304	$11.71980	0
01/01/2011 to 12/31/2011	$11.71980	$11.61152	0
01/01/2012 to 12/31/2012	$11.61152	$13.13736	0
01/01/2013 to 12/31/2013	$13.13736	$17.83518	0
01/01/2014 to 12/31/2014	$17.83518	$18.69829	0
01/01/2015 to 12/31/2015	$18.69829	$17.28206	0
01/01/2016 to 12/31/2016	$17.28206	$21.01208	0
01/01/2017 to 12/31/2017	$21.01208	$23.05563	0
01/01/2018 to 12/31/2018	$23.05563	$19.37438	0
AST Government Money Market Portfolio
01/01/2009 to 12/31/2009	$10.46036	$10.25552	0
01/01/2010 to 12/31/2010	$10.25552	$10.03229	0
01/01/2011 to 12/31/2011	$10.03229	$9.81415	0
01/01/2012 to 12/31/2012	$9.81415	$9.59827	0
01/01/2013 to 12/31/2013	$9.59827	$9.38716	0
01/01/2014 to 12/31/2014	$9.38716	$9.18065	0
01/01/2015 to 12/31/2015	$9.18065	$8.97854	0
01/01/2016 to 12/31/2016	$8.97854	$8.78150	1,084
01/01/2017 to 12/31/2017	$8.78150	$8.61811	847
01/01/2018 to 12/31/2018	$8.61811	$8.53698	840

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST High Yield Portfolio
01/01/2009 to 12/31/2009	$7.72782	$10.24484	0
01/01/2010 to 12/31/2010	$10.24484	$11.37212	0
01/01/2011 to 12/31/2011	$11.37212	$11.47527	0
01/01/2012 to 12/31/2012	$11.47527	$12.77941	0
01/01/2013 to 12/31/2013	$12.77941	$13.39553	0
01/01/2014 to 12/31/2014	$13.39553	$13.43582	0
01/01/2015 to 12/31/2015	$13.43582	$12.67187	0
01/01/2016 to 12/31/2016	$12.67187	$14.30182	0
01/01/2017 to 12/31/2017	$14.30182	$15.03305	0
01/01/2018 to 12/31/2018	$15.03305	$14.40842	0
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.60817	$7.71877	0
01/01/2010 to 12/31/2010	$7.71877	$8.54237	0
01/01/2011 to 12/31/2011	$8.54237	$8.00512	0
01/01/2012 to 12/31/2012	$8.00512	$9.15076	0
01/01/2013 to 12/31/2013	$9.15076	$12.51678	0
01/01/2014 to 12/31/2014	$12.51678	$13.92415	0
01/01/2015 to 12/31/2015	$13.92415	$12.55060	0
01/01/2016 to 12/31/2016	$12.55060	$14.71606	0
01/01/2017 to 12/31/2017	$14.71606	$17.15566	0
01/01/2018 to 12/31/2018	$17.15566	$14.40179	0
AST International Growth Portfolio
01/01/2009 to 12/31/2009	$5.98731	$7.92187	0
01/01/2010 to 12/31/2010	$7.92187	$8.87097	0
01/01/2011 to 12/31/2011	$8.87097	$7.55472	0
01/01/2012 to 12/31/2012	$7.55472	$8.89293	0
01/01/2013 to 12/31/2013	$8.89293	$10.35465	0
01/01/2014 to 12/31/2014	$10.35465	$9.56727	0
01/01/2015 to 12/31/2015	$9.56727	$9.65127	0
01/01/2016 to 12/31/2016	$9.65127	$9.08277	0
01/01/2017 to 12/31/2017	$9.08277	$12.03054	0
01/01/2018 to 12/31/2018	$12.03054	$10.19599	0
AST International Value Portfolio
01/01/2009 to 12/31/2009	$6.83160	$8.71894	0
01/01/2010 to 12/31/2010	$8.71894	$9.47217	0
01/01/2011 to 12/31/2011	$9.47217	$8.10141	0
01/01/2012 to 12/31/2012	$8.10141	$9.24419	0
01/01/2013 to 12/31/2013	$9.24419	$10.80070	0
01/01/2014 to 12/31/2014	$10.80070	$9.85484	0
01/01/2015 to 12/31/2015	$9.85484	$9.71668	0
01/01/2016 to 12/31/2016	$9.71668	$9.55849	0
01/01/2017 to 12/31/2017	$9.55849	$11.48141	0
01/01/2018 to 12/31/2018	$11.48141	$9.41561	0
AST J.P. Morgan Global Thematic Portfolio
01/01/2009 to 12/31/2009	$7.11287	$8.81140	39,452
01/01/2010 to 12/31/2010	$8.81140	$9.80827	37,937
01/01/2011 to 12/31/2011	$9.80827	$9.53814	19,602
01/01/2012 to 12/31/2012	$9.53814	$10.59496	55,493
01/01/2013 to 12/31/2013	$10.59496	$12.04899	36,506
01/01/2014 to 12/31/2014	$12.04899	$12.53374	34,526
01/01/2015 to 12/31/2015	$12.53374	$12.12952	47,365
01/01/2016 to 12/31/2016	$12.12952	$12.48210	44,943
01/01/2017 to 12/31/2017	$12.48210	$14.27811	44,043
01/01/2018 to 12/31/2018	$14.27811	$12.93291	43,084

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan International Equity Portfolio
01/01/2009 to 12/31/2009	$7.81267	$10.38229	0
01/01/2010 to 12/31/2010	$10.38229	$10.88206	0
01/01/2011 to 12/31/2011	$10.88206	$9.66899	0
01/01/2012 to 12/31/2012	$9.66899	$11.52759	0
01/01/2013 to 12/31/2013	$11.52759	$13.00571	0
01/01/2014 to 12/31/2014	$13.00571	$11.90982	0
01/01/2015 to 12/31/2015	$11.90982	$11.32213	0
01/01/2016 to 12/31/2016	$11.32213	$11.28748	0
01/01/2017 to 12/31/2017	$11.28748	$14.31113	0
01/01/2018 to 12/31/2018	$14.31113	$11.54968	0
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2009 to 12/31/2009	$9.23119	$11.01602	377,710
01/01/2010 to 12/31/2010	$11.01602	$11.56220	376,904
01/01/2011 to 12/31/2011	$11.56220	$11.33459	367,461
01/01/2012 to 12/31/2012	$11.33459	$12.27304	545,336
01/01/2013 to 12/31/2013	$12.27304	$13.32716	527,059
01/01/2014 to 12/31/2014	$13.32716	$13.74406	446,654
01/01/2015 to 12/31/2015	$13.74406	$13.41700	336,286
01/01/2016 to 12/31/2016	$13.41700	$13.62609	258,882
01/01/2017 to 12/31/2017	$13.62609	$14.94525	213,161
01/01/2018 to 12/31/2018	$14.94525	$13.86539	158,874
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08356	$10.28302	0
01/01/2010 to 12/31/2010	$10.28302	$11.19487	0
01/01/2011 to 12/31/2011	$11.19487	$11.02146	0
01/01/2012 to 12/31/2012	$11.02146	$12.41541	0
01/01/2013 to 12/31/2013	$12.41541	$16.57359	0
01/01/2014 to 12/31/2014	$16.57359	$17.74935	0
01/01/2015 to 12/31/2015	$17.74935	$19.20481	0
01/01/2016 to 12/31/2016	$19.20481	$18.50805	0
01/01/2017 to 12/31/2017	$18.50805	$24.58788	0
01/01/2018 to 12/31/2018	$24.58788	$23.65644	0
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$7.05018	$8.94686	0
01/01/2010 to 12/31/2010	$8.94686	$10.47834	0
01/01/2011 to 12/31/2011	$10.47834	$10.15451	0
01/01/2012 to 12/31/2012	$10.15451	$11.14880	0
01/01/2013 to 12/31/2013	$11.14880	$14.89547	0
01/01/2014 to 12/31/2014	$14.89547	$16.11043	0
01/01/2015 to 12/31/2015	$16.11043	$17.34281	0
01/01/2016 to 12/31/2016	$17.34281	$17.90794	0
01/01/2017 to 12/31/2017	$17.90794	$23.29311	0
01/01/2018 to 12/31/2018	$23.29311	$22.16537	0
AST MFS Global Equity Portfolio
01/01/2009 to 12/31/2009	$8.75586	$11.26126	0
01/01/2010 to 12/31/2010	$11.26126	$12.34035	0
01/01/2011 to 12/31/2011	$12.34035	$11.69116	0
01/01/2012 to 12/31/2012	$11.69116	$14.07213	0
01/01/2013 to 12/31/2013	$14.07213	$17.56575	0
01/01/2014 to 12/31/2014	$17.56575	$17.80286	0
01/01/2015 to 12/31/2015	$17.80286	$17.15596	0
01/01/2016 to 12/31/2016	$17.15596	$17.97257	0
01/01/2017 to 12/31/2017	$17.97257	$21.76883	0
01/01/2018 to 12/31/2018	$21.76883	$19.25350	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Portfolio
01/01/2009 to 12/31/2009	$8.05364	$9.79086	0
01/01/2010 to 12/31/2010	$9.79086	$10.79966	0
01/01/2011 to 12/31/2011	$10.79966	$10.49959	0
01/01/2012 to 12/31/2012	$10.49959	$12.02243	0
01/01/2013 to 12/31/2013	$12.02243	$16.07390	0
01/01/2014 to 12/31/2014	$16.07390	$17.08945	0
01/01/2015 to 12/31/2015	$17.08945	$17.92160	0
01/01/2016 to 12/31/2016	$17.92160	$17.86309	0
01/01/2017 to 12/31/2017	$17.86309	$22.83614	0
01/01/2018 to 12/31/2018	$22.83614	$22.81087	0
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99818	$10.17554	0
01/01/2013 to 12/31/2013	$10.17554	$13.38557	0
01/01/2014 to 12/31/2014	$13.38557	$14.42863	0
01/01/2015 to 12/31/2015	$14.42863	$14.00902	0
01/01/2016 to 12/31/2016	$14.00902	$15.54366	0
01/01/2017 to 12/31/2017	$15.54366	$17.83863	0
01/01/2018 to 12/31/2018	$17.83863	$15.67329	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.68549	$9.19594	0
01/01/2010 to 12/31/2010	$9.19594	$11.10141	0
01/01/2011 to 12/31/2011	$11.10141	$10.58780	0
01/01/2012 to 12/31/2012	$10.58780	$12.12804	0
01/01/2013 to 12/31/2013	$12.12804	$16.84393	0
01/01/2014 to 12/31/2014	$16.84393	$18.82076	0
01/01/2015 to 12/31/2015	$18.82076	$17.36897	0
01/01/2016 to 12/31/2016	$17.36897	$20.08442	0
01/01/2017 to 12/31/2017	$20.08442	$22.35221	0
01/01/2018 to 12/31/2018	$22.35221	$18.26333	0
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99818	$10.28444	0
01/01/2013 to 12/31/2013	$10.28444	$11.96070	18,289
01/01/2014 to 12/31/2014	$11.96070	$12.29863	15,392
01/01/2015 to 12/31/2015	$12.29863	$11.87859	8,453
01/01/2016 to 12/31/2016	$11.87859	$12.11994	7,821
01/01/2017 to 12/31/2017	$12.11994	$13.80892	9,754
01/01/2018 to 12/31/2018	$13.80892	$12.38586	8,947
AST Parametric Emerging Markets Equity Portfolio
01/01/2009 to 12/31/2009	$5.55970	$9.05407	0
01/01/2010 to 12/31/2010	$9.05407	$10.82692	0
01/01/2011 to 12/31/2011	$10.82692	$8.44241	0
01/01/2012 to 12/31/2012	$8.44241	$9.73673	0
01/01/2013 to 12/31/2013	$9.73673	$9.54367	0
01/01/2014 to 12/31/2014	$9.54367	$8.89652	0
01/01/2015 to 12/31/2015	$8.89652	$7.24532	0
01/01/2016 to 12/31/2016	$7.24532	$7.96223	0
01/01/2017 to 12/31/2017	$7.96223	$9.84165	0
01/01/2018 to 12/31/2018	$9.84165	$8.27197	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Preservation Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.86866	$10.41144	3,275,055
01/01/2010 to 12/31/2010	$10.41144	$11.25882	2,956,420
01/01/2011 to 12/31/2011	$11.25882	$11.12122	2,743,932
01/01/2012 to 12/31/2012	$11.12122	$12.00437	2,824,903
01/01/2013 to 12/31/2013	$12.00437	$12.82173	2,616,705
01/01/2014 to 12/31/2014	$12.82173	$13.26380	2,326,101
01/01/2015 to 12/31/2015	$13.26380	$12.99049	1,941,414
01/01/2016 to 12/31/2016	$12.99049	$13.40721	1,953,222
01/01/2017 to 12/31/2017	$13.40721	$14.44138	1,811,229
01/01/2018 to 12/31/2018	$14.44138	$13.72078	1,623,899
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01809	$10.06089	0
01/01/2012 to 12/31/2012	$10.06089	$10.53869	0
01/01/2013 to 12/31/2013	$10.53869	$10.06837	0
01/01/2014 to 12/31/2014	$10.06837	$10.44364	0
01/01/2015 to 12/31/2015	$10.44364	$10.18642	0
01/01/2016 to 12/31/2016	$10.18642	$10.38211	226
01/01/2017 to 12/31/2017	$10.38211	$10.73017	170
01/01/2018 to 12/31/2018	$10.73017	$10.40742	176
AST Prudential Growth Allocation Portfolio
01/01/2009 to 12/31/2009	$6.59282	$8.12252	2,340,434
01/01/2010 to 12/31/2010	$8.12252	$9.45472	2,557,617
01/01/2011 to 12/31/2011	$9.45472	$8.67232	2,442,153
01/01/2012 to 12/31/2012	$8.67232	$9.57690	2,190,385
01/01/2013 to 12/31/2013	$9.57690	$10.96089	2,086,482
01/01/2014 to 12/31/2014	$10.96089	$11.70562	1,964,518
01/01/2015 to 12/31/2015	$11.70562	$11.37781	1,914,474
01/01/2016 to 12/31/2016	$11.37781	$12.25119	1,852,161
01/01/2017 to 12/31/2017	$12.25119	$13.91107	1,858,154
01/01/2018 to 12/31/2018	$13.91107	$12.56986	1,741,490
AST QMA US Equity Alpha Portfolio
01/01/2009 to 12/31/2009	$6.82050	$8.12604	0
01/01/2010 to 12/31/2010	$8.12604	$9.14329	0
01/01/2011 to 12/31/2011	$9.14329	$9.25157	0
01/01/2012 to 12/31/2012	$9.25157	$10.74903	0
01/01/2013 to 12/31/2013	$10.74903	$13.92157	0
01/01/2014 to 12/31/2014	$13.92157	$15.95887	0
01/01/2015 to 12/31/2015	$15.95887	$16.08820	0
01/01/2016 to 12/31/2016	$16.08820	$18.07098	0
01/01/2017 to 12/31/2017	$18.07098	$21.60711	0
01/01/2018 to 12/31/2018	$21.60711	$19.39282	0
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99817	$8.86648	0
01/01/2012 to 12/31/2012	$8.86648	$9.81199	0
01/01/2013 to 12/31/2013	$9.81199	$11.74541	3,084
01/01/2014 to 12/31/2014	$11.74541	$12.23364	5,004
01/01/2015 to 12/31/2015	$12.23364	$11.98233	9,337
01/01/2016 to 12/31/2016	$11.98233	$12.46009	8,579
01/01/2017 to 12/31/2017	$12.46009	$14.40340	21,917
01/01/2018 to 12/31/2018	$14.40340	$13.16521	22,126

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST RCM World Trends Portfolio
01/01/2009 to 12/31/2009	$7.31895	$8.83205	63,218
01/01/2010 to 12/31/2010	$8.83205	$9.66727	88,601
01/01/2011 to 12/31/2011	$9.66727	$9.28309	95,967
01/01/2012 to 12/31/2012	$9.28309	$10.01191	166,539
01/01/2013 to 12/31/2013	$10.01191	$11.00969	163,451
01/01/2014 to 12/31/2014	$11.00969	$11.32086	153,052
01/01/2015 to 12/31/2015	$11.32086	$11.05331	181,493
01/01/2016 to 12/31/2016	$11.05331	$11.33107	154,988
01/01/2017 to 12/31/2017	$11.33107	$12.88134	103,451
01/01/2018 to 12/31/2018	$12.88134	$11.60087	93,412
AST Small-Cap Growth Opportunities Portfolio
01/01/2009 to 12/31/2009	$7.16200	$9.29215	0
01/01/2010 to 12/31/2010	$9.29215	$12.04549	0
01/01/2011 to 12/31/2011	$12.04549	$10.23600	0
01/01/2012 to 12/31/2012	$10.23600	$12.01985	0
01/01/2013 to 12/31/2013	$12.01985	$16.55303	0
01/01/2014 to 12/31/2014	$16.55303	$16.98854	0
01/01/2015 to 12/31/2015	$16.98854	$16.83642	0
01/01/2016 to 12/31/2016	$16.83642	$17.73452	0
01/01/2017 to 12/31/2017	$17.73452	$22.14839	0
01/01/2018 to 12/31/2018	$22.14839	$19.30962	0
AST Small-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.57832	$8.61513	0
01/01/2010 to 12/31/2010	$8.61513	$11.49409	0
01/01/2011 to 12/31/2011	$11.49409	$11.13148	0
01/01/2012 to 12/31/2012	$11.13148	$12.21161	0
01/01/2013 to 12/31/2013	$12.21161	$16.14369	0
01/01/2014 to 12/31/2014	$16.14369	$16.39138	0
01/01/2015 to 12/31/2015	$16.39138	$16.15661	0
01/01/2016 to 12/31/2016	$16.15661	$17.71016	0
01/01/2017 to 12/31/2017	$17.71016	$21.46414	0
01/01/2018 to 12/31/2018	$21.46414	$19.22515	0
AST Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.89338	$9.80392	0
01/01/2010 to 12/31/2010	$9.80392	$12.08066	0
01/01/2011 to 12/31/2011	$12.08066	$11.10904	0
01/01/2012 to 12/31/2012	$11.10904	$12.83722	0
01/01/2013 to 12/31/2013	$12.83722	$17.25050	0
01/01/2014 to 12/31/2014	$17.25050	$17.75965	0
01/01/2015 to 12/31/2015	$17.75965	$16.62018	0
01/01/2016 to 12/31/2016	$16.62018	$21.00249	0
01/01/2017 to 12/31/2017	$21.00249	$22.05076	0
01/01/2018 to 12/31/2018	$22.05076	$17.88078	0
AST T. Rowe Price Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.53907	$10.36705	868,302
01/01/2010 to 12/31/2010	$10.36705	$11.30851	861,448
01/01/2011 to 12/31/2011	$11.30851	$11.27944	828,168
01/01/2012 to 12/31/2012	$11.27944	$12.51966	805,114
01/01/2013 to 12/31/2013	$12.51966	$14.30533	864,271
01/01/2014 to 12/31/2014	$14.30533	$14.81310	892,322
01/01/2015 to 12/31/2015	$14.81310	$14.49314	910,758
01/01/2016 to 12/31/2016	$14.49314	$15.24435	846,539
01/01/2017 to 12/31/2017	$15.24435	$17.20697	716,426
01/01/2018 to 12/31/2018	$17.20697	$15.92989	636,937

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.41495	$9.62234	0
01/01/2010 to 12/31/2010	$9.62234	$10.89854	0
01/01/2011 to 12/31/2011	$10.89854	$10.47838	0
01/01/2012 to 12/31/2012	$10.47838	$12.04928	0
01/01/2013 to 12/31/2013	$12.04928	$16.97245	0
01/01/2014 to 12/31/2014	$16.97245	$17.98424	0
01/01/2015 to 12/31/2015	$17.98424	$19.27402	0
01/01/2016 to 12/31/2016	$19.27402	$19.35951	0
01/01/2017 to 12/31/2017	$19.35951	$26.10838	0
01/01/2018 to 12/31/2018	$26.10838	$26.51780	0
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.70297	$8.90897	0
01/01/2010 to 12/31/2010	$8.90897	$9.79708	0
01/01/2011 to 12/31/2011	$9.79708	$9.53469	0
01/01/2012 to 12/31/2012	$9.53469	$10.57417	0
01/01/2013 to 12/31/2013	$10.57417	$13.92281	0
01/01/2014 to 12/31/2014	$13.92281	$13.82856	0
01/01/2015 to 12/31/2015	$13.82856	$12.70406	0
01/01/2016 to 12/31/2016	$12.70406	$13.18650	0
01/01/2017 to 12/31/2017	$13.18650	$15.03201	0
01/01/2018 to 12/31/2018	$15.03201	$13.27197	0
AST T. Rowe Price Natural Resources Portfolio
01/01/2009 to 12/31/2009	$8.89797	$12.99675	0
01/01/2010 to 12/31/2010	$12.99675	$15.31064	0
01/01/2011 to 12/31/2011	$15.31064	$12.74029	0
01/01/2012 to 12/31/2012	$12.74029	$12.91003	0
01/01/2013 to 12/31/2013	$12.91003	$14.56784	0
01/01/2014 to 12/31/2014	$14.56784	$13.05591	0
01/01/2015 to 12/31/2015	$13.05591	$10.31008	0
01/01/2016 to 12/31/2016	$10.31008	$12.56588	0
01/01/2017 to 12/31/2017	$12.56588	$13.55679	0
01/01/2018 to 12/31/2018	$13.55679	$11.04905	0
AST Templeton Global Bond Portfolio
01/01/2009 to 12/31/2009	$10.00096	$10.96586	0
01/01/2010 to 12/31/2010	$10.96586	$11.34046	0
01/01/2011 to 12/31/2011	$11.34046	$11.54872	0
01/01/2012 to 12/31/2012	$11.54872	$11.88441	0
01/01/2013 to 12/31/2013	$11.88441	$11.18657	0
01/01/2014 to 12/31/2014	$11.18657	$11.00133	0
01/01/2015 to 12/31/2015	$11.00133	$10.26238	0
01/01/2016 to 12/31/2016	$10.26238	$10.47441	0
01/01/2017 to 12/31/2017	$10.47441	$10.45361	0
01/01/2018 to 12/31/2018	$10.45361	$10.42666	0
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.00032	$9.50836	0
01/01/2010 to 12/31/2010	$9.50836	$11.49463	0
01/01/2011 to 12/31/2011	$11.49463	$10.85406	0
01/01/2012 to 12/31/2012	$10.85406	$12.56906	0
01/01/2013 to 12/31/2013	$12.56906	$16.27725	0
01/01/2014 to 12/31/2014	$16.27725	$18.30203	0
01/01/2015 to 12/31/2015	$18.30203	$16.71631	0
01/01/2016 to 12/31/2016	$16.71631	$18.63749	0
01/01/2017 to 12/31/2017	$18.63749	$21.60625	0
01/01/2018 to 12/31/2018	$21.60625	$17.63639	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Wellington Management Hedged Equity Portfolio
01/01/2009 to 12/31/2009	$6.83224	$8.58160	0
01/01/2010 to 12/31/2010	$8.58160	$9.62121	0
01/01/2011 to 12/31/2011	$9.62121	$9.08459	2,223
01/01/2012 to 12/31/2012	$9.08459	$9.86225	4,081
01/01/2013 to 12/31/2013	$9.86225	$11.62287	59,005
01/01/2014 to 12/31/2014	$11.62287	$11.99269	68,303
01/01/2015 to 12/31/2015	$11.99269	$11.65454	58,068
01/01/2016 to 12/31/2016	$11.65454	$12.14240	58,035
01/01/2017 to 12/31/2017	$12.14240	$13.49029	54,898
01/01/2018 to 12/31/2018	$13.49029	$12.53257	52,487
AST Western Asset Core Plus Bond Portfolio
01/01/2009 to 12/31/2009	$9.24479	$10.09286	0
01/01/2010 to 12/31/2010	$10.09286	$10.64051	0
01/01/2011 to 12/31/2011	$10.64051	$11.03361	0
01/01/2012 to 12/31/2012	$11.03361	$11.63787	0
01/01/2013 to 12/31/2013	$11.63787	$11.21185	0
01/01/2014 to 12/31/2014	$11.21185	$11.75439	0
01/01/2015 to 12/31/2015	$11.75439	$11.63783	0
01/01/2016 to 12/31/2016	$11.63783	$11.96851	0
01/01/2017 to 12/31/2017	$11.96851	$12.44419	0
01/01/2018 to 12/31/2018	$12.44419	$11.89335	0
ProFund VP Consumer Goods Portfolio
01/01/2009 to 12/31/2009	$7.64224	$9.08601	0
01/01/2010 to 12/31/2010	$9.08601	$10.42895	0
01/01/2011 to 12/31/2011	$10.42895	$10.90842	0
01/01/2012 to 12/31/2012	$10.90842	$11.82635	0
01/01/2013 to 12/31/2013	$11.82635	$14.85707	0
01/01/2014 to 12/31/2014	$14.85707	$16.01623	0
01/01/2015 to 12/31/2015	$16.01623	$16.31591	0
01/01/2016 to 12/31/2016	$16.31591	$16.52321	0
01/01/2017 to 12/31/2017	$16.52321	$18.59363	0
01/01/2018 to 12/31/2018	$18.59363	$15.49055	0
ProFund VP Consumer Services
01/01/2009 to 12/31/2009	$7.01551	$8.97465	0
01/01/2010 to 12/31/2010	$8.97465	$10.65472	0
01/01/2011 to 12/31/2011	$10.65472	$10.99375	0
01/01/2012 to 12/31/2012	$10.99375	$13.12731	0
01/01/2013 to 12/31/2013	$13.12731	$17.95726	0
01/01/2014 to 12/31/2014	$17.95726	$19.75046	0
01/01/2015 to 12/31/2015	$19.75046	$20.22166	0
01/01/2016 to 12/31/2016	$20.22166	$20.60562	0
01/01/2017 to 12/31/2017	$20.60562	$23.85523	0
01/01/2018 to 12/31/2018	$23.85523	$23.47093	0
ProFund VP Financials
01/01/2009 to 12/31/2009	$5.25170	$5.90700	0
01/01/2010 to 12/31/2010	$5.90700	$6.40853	0
01/01/2011 to 12/31/2011	$6.40853	$5.40074	0
01/01/2012 to 12/31/2012	$5.40074	$6.58774	0
01/01/2013 to 12/31/2013	$6.58774	$8.50951	0
01/01/2014 to 12/31/2014	$8.50951	$9.39731	0
01/01/2015 to 12/31/2015	$9.39731	$9.05315	0
01/01/2016 to 12/31/2016	$9.05315	$10.21088	0
01/01/2017 to 12/31/2017	$10.21088	$11.80345	0
01/01/2018 to 12/31/2018	$11.80345	$10.33843	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Health Care
01/01/2009 to 12/31/2009	$8.30434	$9.70984	0
01/01/2010 to 12/31/2010	$9.70984	$9.76625	0
01/01/2011 to 12/31/2011	$9.76625	$10.51768	0
01/01/2012 to 12/31/2012	$10.51768	$12.07599	0
01/01/2013 to 12/31/2013	$12.07599	$16.50590	0
01/01/2014 to 12/31/2014	$16.50590	$19.96848	0
01/01/2015 to 12/31/2015	$19.96848	$20.50997	0
01/01/2016 to 12/31/2016	$20.50997	$19.24673	0
01/01/2017 to 12/31/2017	$19.24673	$22.76202	0
01/01/2018 to 12/31/2018	$22.76202	$23.24562	0
ProFund VP Industrials
01/01/2009 to 12/31/2009	$6.07345	$7.37123	0
01/01/2010 to 12/31/2010	$7.37123	$8.92120	0
01/01/2011 to 12/31/2011	$8.92120	$8.56951	0
01/01/2012 to 12/31/2012	$8.56951	$9.70472	0
01/01/2013 to 12/31/2013	$9.70472	$13.11591	0
01/01/2014 to 12/31/2014	$13.11591	$13.54273	0
01/01/2015 to 12/31/2015	$13.54273	$12.79165	0
01/01/2016 to 12/31/2016	$12.79165	$14.70613	0
01/01/2017 to 12/31/2017	$14.70613	$17.60519	0
01/01/2018 to 12/31/2018	$17.60519	$15.01783	0
ProFund VP Large-Cap Growth
01/01/2009 to 12/31/2009	$6.69076	$8.48914	0
01/01/2010 to 12/31/2010	$8.48914	$9.39705	0
01/01/2011 to 12/31/2011	$9.39705	$9.47832	0
01/01/2012 to 12/31/2012	$9.47832	$10.44818	0
01/01/2013 to 12/31/2013	$10.44818	$13.35180	0
01/01/2014 to 12/31/2014	$13.35180	$14.74615	0
01/01/2015 to 12/31/2015	$14.74615	$14.96345	0
01/01/2016 to 12/31/2016	$14.96345	$15.36891	0
01/01/2017 to 12/31/2017	$15.36891	$18.83344	0
01/01/2018 to 12/31/2018	$18.83344	$18.07410	0
ProFund VP Large-Cap Value
01/01/2009 to 12/31/2009	$6.24766	$7.29948	0
01/01/2010 to 12/31/2010	$7.29948	$8.05941	0
01/01/2011 to 12/31/2011	$8.05941	$7.78165	0
01/01/2012 to 12/31/2012	$7.78165	$8.78364	0
01/01/2013 to 12/31/2013	$8.78364	$11.15841	0
01/01/2014 to 12/31/2014	$11.15841	$12.05592	0
01/01/2015 to 12/31/2015	$12.05592	$11.23229	0
01/01/2016 to 12/31/2016	$11.23229	$12.68099	0
01/01/2017 to 12/31/2017	$12.68099	$14.06903	0
01/01/2018 to 12/31/2018	$14.06903	$12.29559	0
ProFund VP Mid-Cap Growth
01/01/2009 to 12/31/2009	$6.17594	$8.35444	0
01/01/2010 to 12/31/2010	$8.35444	$10.49265	0
01/01/2011 to 12/31/2011	$10.49265	$9.96515	0
01/01/2012 to 12/31/2012	$9.96515	$11.24447	0
01/01/2013 to 12/31/2013	$11.24447	$14.35405	0
01/01/2014 to 12/31/2014	$14.35405	$14.86518	0
01/01/2015 to 12/31/2015	$14.86518	$14.57928	0
01/01/2016 to 12/31/2016	$14.57928	$16.09526	0
01/01/2017 to 12/31/2017	$16.09526	$18.62396	0
01/01/2018 to 12/31/2018	$18.62396	$16.03029	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Mid-Cap Value
01/01/2009 to 12/31/2009	$6.43929	$8.24187	0
01/01/2010 to 12/31/2010	$8.24187	$9.70911	0
01/01/2011 to 12/31/2011	$9.70911	$9.12308	0
01/01/2012 to 12/31/2012	$9.12308	$10.39978	0
01/01/2013 to 12/31/2013	$10.39978	$13.44206	0
01/01/2014 to 12/31/2014	$13.44206	$14.48517	0
01/01/2015 to 12/31/2015	$14.48517	$13.00124	0
01/01/2016 to 12/31/2016	$13.00124	$15.81107	0
01/01/2017 to 12/31/2017	$15.81107	$17.10461	0
01/01/2018 to 12/31/2018	$17.10461	$14.50320	0
ProFund VP Real Estate
01/01/2009 to 12/31/2009	$5.49689	$6.87569	0
01/01/2010 to 12/31/2010	$6.87569	$8.38477	0
01/01/2011 to 12/31/2011	$8.38477	$8.59019	0
01/01/2012 to 12/31/2012	$8.59019	$9.84334	0
01/01/2013 to 12/31/2013	$9.84334	$9.63552	0
01/01/2014 to 12/31/2014	$9.63552	$11.78102	0
01/01/2015 to 12/31/2015	$11.78102	$11.55914	0
01/01/2016 to 12/31/2016	$11.55914	$11.95270	0
01/01/2017 to 12/31/2017	$11.95270	$12.63150	0
01/01/2018 to 12/31/2018	$12.63150	$11.64831	0
ProFund VP Small-Cap Growth
01/01/2009 to 12/31/2009	$6.78354	$8.37044	0
01/01/2010 to 12/31/2010	$8.37044	$10.29229	0
01/01/2011 to 12/31/2011	$10.29229	$10.19515	0
01/01/2012 to 12/31/2012	$10.19515	$11.21492	0
01/01/2013 to 12/31/2013	$11.21492	$15.40227	0
01/01/2014 to 12/31/2014	$15.40227	$15.39057	0
01/01/2015 to 12/31/2015	$15.39057	$15.22832	0
01/01/2016 to 12/31/2016	$15.22832	$17.90778	0
01/01/2017 to 12/31/2017	$17.90778	$19.78613	0
01/01/2018 to 12/31/2018	$19.78613	$18.23610	0
ProFund VP Small-Cap Value
01/01/2009 to 12/31/2009	$7.15156	$8.42108	0
01/01/2010 to 12/31/2010	$8.42108	$10.05617	0
01/01/2011 to 12/31/2011	$10.05617	$9.43173	0
01/01/2012 to 12/31/2012	$9.43173	$10.71406	0
01/01/2013 to 12/31/2013	$10.71406	$14.42611	0
01/01/2014 to 12/31/2014	$14.42611	$14.92894	0
01/01/2015 to 12/31/2015	$14.92894	$13.39167	0
01/01/2016 to 12/31/2016	$13.39167	$16.86677	0
01/01/2017 to 12/31/2017	$16.86677	$18.09863	0
01/01/2018 to 12/31/2018	$18.09863	$15.18210	0
ProFund VP Telecommunications
01/01/2009 to 12/31/2009	$7.24083	$7.59983	0
01/01/2010 to 12/31/2010	$7.59983	$8.59861	0
01/01/2011 to 12/31/2011	$8.59861	$8.56679	0
01/01/2012 to 12/31/2012	$8.56679	$9.76181	0
01/01/2013 to 12/31/2013	$9.76181	$10.69926	0
01/01/2014 to 12/31/2014	$10.69926	$10.52305	0
01/01/2015 to 12/31/2015	$10.52305	$10.44809	0
01/01/2016 to 12/31/2016	$10.44809	$12.43194	0
01/01/2017 to 12/31/2017	$12.43194	$11.90099	0
01/01/2018 to 12/31/2018	$11.90099	$9.87978	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Utilities
01/01/2009 to 12/31/2009	$7.18768	$7.78417	0
01/01/2010 to 12/31/2010	$7.78417	$8.06597	0
01/01/2011 to 12/31/2011	$8.06597	$9.27014	0
01/01/2012 to 12/31/2012	$9.27014	$9.07852	0
01/01/2013 to 12/31/2013	$9.07852	$10.06075	0
01/01/2014 to 12/31/2014	$10.06075	$12.38637	0
01/01/2015 to 12/31/2015	$12.38637	$11.33814	0
01/01/2016 to 12/31/2016	$11.33814	$12.76114	0
01/01/2017 to 12/31/2017	$12.76114	$13.80902	0
01/01/2018 to 12/31/2018	$13.80902	$13.89289	0
*Denotes the start date of these sub-accounts

PREMIER L SERIES
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: With Combo 5%/HAV 80 bps (2.30%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$7.77136	$9.45889	4,634,630
01/01/2010 to 12/31/2010	$9.45889	$10.35258	5,137,364
01/01/2011 to 12/31/2011	$10.35258	$9.85110	4,511,499
01/01/2012 to 12/31/2012	$9.85110	$10.83936	4,512,237
01/01/2013 to 12/31/2013	$10.83936	$11.65248	3,980,717
01/01/2014 to 12/31/2014	$11.65248	$11.82550	3,583,697
01/01/2015 to 12/31/2015	$11.82550	$11.18749	3,008,438
01/01/2016 to 12/31/2016	$11.18749	$11.62937	2,626,719
01/01/2017 to 12/31/2017	$11.62937	$12.79934	2,503,499
01/01/2018 to 12/31/2018	$12.79934	$11.49213	1,935,828
AST Advanced Strategies Portfolio
05/01/2009 to 12/31/2009	$7.78104	$9.61143	1,777,502
01/01/2010 to 12/31/2010	$9.61143	$10.68319	2,019,590
01/01/2011 to 12/31/2011	$10.68319	$10.45514	1,914,200
01/01/2012 to 12/31/2012	$10.45514	$11.61448	2,135,086
01/01/2013 to 12/31/2013	$11.61448	$13.23315	2,097,823
01/01/2014 to 12/31/2014	$13.23315	$13.72573	1,972,645
01/01/2015 to 12/31/2015	$13.72573	$13.52487	1,805,559
01/01/2016 to 12/31/2016	$13.52487	$14.16099	1,685,939
01/01/2017 to 12/31/2017	$14.16099	$16.18674	1,613,406
01/01/2018 to 12/31/2018	$16.18674	$14.88939	1,413,090
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99813	$11.58891	0
01/01/2014 to 12/31/2014	$11.58891	$12.82025	0
01/01/2015 to 12/31/2015	$12.82025	$12.74839	0
01/01/2016 to 12/31/2016	$12.74839	$13.79631	0
01/01/2017 to 12/31/2017	$13.79631	$16.47238	0
01/01/2018 to 12/31/2018	$16.47238	$14.79028	1,690
AST Balanced Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$8.08500	$9.70059	3,064,712
01/01/2010 to 12/31/2010	$9.70059	$10.65023	3,948,773
01/01/2011 to 12/31/2011	$10.65023	$10.28464	3,425,837
01/01/2012 to 12/31/2012	$10.28464	$11.30707	3,544,040
01/01/2013 to 12/31/2013	$11.30707	$13.00353	3,396,895
01/01/2014 to 12/31/2014	$13.00353	$13.54010	2,787,943
01/01/2015 to 12/31/2015	$13.54010	$13.29865	2,639,562
01/01/2016 to 12/31/2016	$13.29865	$13.81917	2,492,144
01/01/2017 to 12/31/2017	$13.81917	$15.52303	2,317,317
01/01/2018 to 12/31/2018	$15.52303	$14.42350	1,981,975
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99751	$9.12885	80,984
01/01/2012 to 12/31/2012	$9.12885	$9.98474	84,304
01/01/2013 to 12/31/2013	$9.98474	$10.81958	174,559
01/01/2014 to 12/31/2014	$10.81958	$11.09402	143,374
01/01/2015 to 12/31/2015	$11.09402	$10.51910	147,244
01/01/2016 to 12/31/2016	$10.51910	$10.99888	111,742
01/01/2017 to 12/31/2017	$10.99888	$12.10823	109,020
01/01/2018 to 12/31/2018	$12.10823	$11.20964	98,449

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Low Duration Bond Portfolio
05/01/2009 to 12/31/2009	$10.77261	$11.29002	29,049
01/01/2010 to 12/31/2010	$11.29002	$11.46655	31,539
01/01/2011 to 12/31/2011	$11.46655	$11.46118	35,983
01/01/2012 to 12/31/2012	$11.46118	$11.72899	37,863
01/01/2013 to 12/31/2013	$11.72899	$11.21591	74,755
01/01/2014 to 12/31/2014	$11.21591	$10.95294	27,047
01/01/2015 to 12/31/2015	$10.95294	$10.75838	16,357
01/01/2016 to 12/31/2016	$10.75838	$10.68907	27,384
01/01/2017 to 12/31/2017	$10.68907	$10.62718	28,099
01/01/2018 to 12/31/2018	$10.62718	$10.46448	17,527
AST BlackRock/Loomis Sayles Bond Portfolio
05/01/2009 to 12/31/2009	$10.69261	$11.82223	353,561
01/01/2010 to 12/31/2010	$11.82223	$12.44845	853,716
01/01/2011 to 12/31/2011	$12.44845	$12.55575	603,368
01/01/2012 to 12/31/2012	$12.55575	$13.41715	665,696
01/01/2013 to 12/31/2013	$13.41715	$12.87458	559,958
01/01/2014 to 12/31/2014	$12.87458	$13.11750	482,999
01/01/2015 to 12/31/2015	$13.11750	$12.55226	426,762
01/01/2016 to 12/31/2016	$12.55226	$12.78941	401,399
01/01/2017 to 12/31/2017	$12.78941	$13.04806	432,474
01/01/2018 to 12/31/2018	$13.04806	$12.66894	278,275
AST Capital Growth Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$7.58366	$9.28814	5,711,545
01/01/2010 to 12/31/2010	$9.28814	$10.29386	6,530,490
01/01/2011 to 12/31/2011	$10.29386	$9.81857	5,407,760
01/01/2012 to 12/31/2012	$9.81857	$10.91458	5,748,233
01/01/2013 to 12/31/2013	$10.91458	$13.08906	6,008,938
01/01/2014 to 12/31/2014	$13.08906	$13.68977	5,613,179
01/01/2015 to 12/31/2015	$13.68977	$13.45328	5,170,247
01/01/2016 to 12/31/2016	$13.45328	$14.05054	4,629,697
01/01/2017 to 12/31/2017	$14.05054	$16.19280	4,387,368
01/01/2018 to 12/31/2018	$16.19280	$14.84261	3,980,713
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99813	$11.60230	60,708
01/01/2014 to 12/31/2014	$11.60230	$12.88496	65,602
01/01/2015 to 12/31/2015	$12.88496	$12.14530	44,083
01/01/2016 to 12/31/2016	$12.14530	$13.64122	46,861
01/01/2017 to 12/31/2017	$13.64122	$15.78950	54,423
01/01/2018 to 12/31/2018	$15.78950	$14.69713	34,460
AST Cohen & Steers Realty Portfolio
05/01/2009 to 12/31/2009	$6.79233	$10.23905	13,457
01/01/2010 to 12/31/2010	$10.23905	$12.88076	18,915
01/01/2011 to 12/31/2011	$12.88076	$13.42144	29,148
01/01/2012 to 12/31/2012	$13.42144	$15.13273	30,903
01/01/2013 to 12/31/2013	$15.13273	$15.25591	37,076
01/01/2014 to 12/31/2014	$15.25591	$19.52324	37,677
01/01/2015 to 12/31/2015	$19.52324	$20.00868	23,499
01/01/2016 to 12/31/2016	$20.00868	$20.50180	28,934
01/01/2017 to 12/31/2017	$20.50180	$21.29380	23,303
01/01/2018 to 12/31/2018	$21.29380	$19.82275	16,534

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Fidelity Institutional AM® Quantitative Portfolio
formerly,AST FI Pyramis® Quantitative Portfolio
05/01/2009 to 12/31/2009	$7.06217	$8.66215	970,053
01/01/2010 to 12/31/2010	$8.66215	$9.68378	1,094,089
01/01/2011 to 12/31/2011	$9.68378	$9.32398	998,738
01/01/2012 to 12/31/2012	$9.32398	$10.08333	1,031,065
01/01/2013 to 12/31/2013	$10.08333	$11.31154	1,005,330
01/01/2014 to 12/31/2014	$11.31154	$11.40557	895,614
01/01/2015 to 12/31/2015	$11.40557	$11.25953	810,849
01/01/2016 to 12/31/2016	$11.25953	$11.47513	706,674
01/01/2017 to 12/31/2017	$11.47513	$13.06564	707,975
01/01/2018 to 12/31/2018	$13.06564	$11.78114	578,295
AST Global Real Estate Portfolio
05/01/2009 to 12/31/2009	$5.70322	$8.05116	11,445
01/01/2010 to 12/31/2010	$8.05116	$9.46002	24,643
01/01/2011 to 12/31/2011	$9.46002	$8.78163	19,788
01/01/2012 to 12/31/2012	$8.78163	$10.88468	22,310
01/01/2013 to 12/31/2013	$10.88468	$11.10256	34,587
01/01/2014 to 12/31/2014	$11.10256	$12.36411	22,255
01/01/2015 to 12/31/2015	$12.36411	$12.07532	19,929
01/01/2016 to 12/31/2016	$12.07532	$11.91011	15,062
01/01/2017 to 12/31/2017	$11.91011	$12.91053	15,649
01/01/2018 to 12/31/2018	$12.91053	$12.02439	13,080
AST Goldman Sachs Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$6.74995	$8.12654	39,583
01/01/2010 to 12/31/2010	$8.12654	$8.96759	72,779
01/01/2011 to 12/31/2011	$8.96759	$8.28237	36,851
01/01/2012 to 12/31/2012	$8.28237	$9.68809	42,794
01/01/2013 to 12/31/2013	$9.68809	$12.64699	91,383
01/01/2014 to 12/31/2014	$12.64699	$13.98609	72,433
01/01/2015 to 12/31/2015	$13.98609	$13.03987	238,166
01/01/2016 to 12/31/2016	$13.03987	$14.21864	216,033
01/01/2017 to 12/31/2017	$14.21864	$15.25461	227,115
01/01/2018 to 12/31/2018	$15.25461	$13.63828	209,597
AST Goldman Sachs Mid-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$8.46701	$11.33587	50,108
01/01/2010 to 12/31/2010	$11.33587	$13.27803	74,901
01/01/2011 to 12/31/2011	$13.27803	$12.59342	48,591
01/01/2012 to 12/31/2012	$12.59342	$14.72440	80,352
01/01/2013 to 12/31/2013	$14.72440	$19.02687	82,634
01/01/2014 to 12/31/2014	$19.02687	$20.74304	77,925
01/01/2015 to 12/31/2015	$20.74304	$19.12377	103,517
01/01/2016 to 12/31/2016	$19.12377	$19.00229	109,615
01/01/2017 to 12/31/2017	$19.00229	$23.60877	102,500
01/01/2018 to 12/31/2018	$23.60877	$22.07149	94,667
AST Goldman Sachs Multi-Asset Portfolio
05/01/2009 to 12/31/2009	$7.74207	$9.14789	502,973
01/01/2010 to 12/31/2010	$9.14789	$9.97940	724,144
01/01/2011 to 12/31/2011	$9.97940	$9.70594	638,997
01/01/2012 to 12/31/2012	$9.70594	$10.44837	664,544
01/01/2013 to 12/31/2013	$10.44837	$11.21657	657,922
01/01/2014 to 12/31/2014	$11.21657	$11.40747	634,353
01/01/2015 to 12/31/2015	$11.40747	$11.04951	519,499
01/01/2016 to 12/31/2016	$11.04951	$11.36932	426,748
01/01/2017 to 12/31/2017	$11.36932	$12.47952	482,450
01/01/2018 to 12/31/2018	$12.47952	$11.33646	292,705

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Small-Cap Value Portfolio
05/01/2009 to 12/31/2009	$7.37800	$9.44641	10,566
01/01/2010 to 12/31/2010	$9.44641	$11.70578	19,745
01/01/2011 to 12/31/2011	$11.70578	$11.59196	19,295
01/01/2012 to 12/31/2012	$11.59196	$13.10878	22,555
01/01/2013 to 12/31/2013	$13.10878	$17.78780	61,133
01/01/2014 to 12/31/2014	$17.78780	$18.63957	67,519
01/01/2015 to 12/31/2015	$18.63957	$17.21927	42,295
01/01/2016 to 12/31/2016	$17.21927	$20.92536	27,323
01/01/2017 to 12/31/2017	$20.92536	$22.94936	43,532
01/01/2018 to 12/31/2018	$22.94936	$19.27558	29,162
AST Government Money Market Portfolio
05/01/2009 to 12/31/2009	$10.38695	$10.23676	21,842
01/01/2010 to 12/31/2010	$10.23676	$10.00912	68,352
01/01/2011 to 12/31/2011	$10.00912	$9.78655	141,326
01/01/2012 to 12/31/2012	$9.78655	$9.56663	94,510
01/01/2013 to 12/31/2013	$9.56663	$9.35158	42,614
01/01/2014 to 12/31/2014	$9.35158	$9.14136	46,699
01/01/2015 to 12/31/2015	$9.14136	$8.93571	32,145
01/01/2016 to 12/31/2016	$8.93571	$8.73547	50,354
01/01/2017 to 12/31/2017	$8.73547	$8.56868	12,080
01/01/2018 to 12/31/2018	$8.56868	$8.48389	24,638
AST High Yield Portfolio
05/01/2009 to 12/31/2009	$8.19007	$10.22092	18,211
01/01/2010 to 12/31/2010	$10.22092	$11.33996	28,487
01/01/2011 to 12/31/2011	$11.33996	$11.43711	24,583
01/01/2012 to 12/31/2012	$11.43711	$12.73073	28,637
01/01/2013 to 12/31/2013	$12.73073	$13.33806	27,634
01/01/2014 to 12/31/2014	$13.33806	$13.37164	25,909
01/01/2015 to 12/31/2015	$13.37164	$12.60512	22,883
01/01/2016 to 12/31/2016	$12.60512	$14.21951	19,378
01/01/2017 to 12/31/2017	$14.21951	$14.93925	20,593
01/01/2018 to 12/31/2018	$14.93925	$14.31141	18,155
AST Hotchkis & Wiley Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$6.09303	$7.70055	7,953
01/01/2010 to 12/31/2010	$7.70055	$8.51795	4,112
01/01/2011 to 12/31/2011	$8.51795	$7.97841	2,793
01/01/2012 to 12/31/2012	$7.97841	$9.11568	2,856
01/01/2013 to 12/31/2013	$9.11568	$12.46280	31,071
01/01/2014 to 12/31/2014	$12.46280	$13.85728	38,880
01/01/2015 to 12/31/2015	$13.85728	$12.48421	28,976
01/01/2016 to 12/31/2016	$12.48421	$14.63112	22,999
01/01/2017 to 12/31/2017	$14.63112	$17.04823	24,023
01/01/2018 to 12/31/2018	$17.04823	$14.30458	11,328
AST International Growth Portfolio
05/01/2009 to 12/31/2009	$6.05136	$7.90775	34,217
01/01/2010 to 12/31/2010	$7.90775	$8.85072	40,087
01/01/2011 to 12/31/2011	$8.85072	$7.53378	30,791
01/01/2012 to 12/31/2012	$7.53378	$8.86389	37,956
01/01/2013 to 12/31/2013	$8.86389	$10.31589	37,684
01/01/2014 to 12/31/2014	$10.31589	$9.52677	37,774
01/01/2015 to 12/31/2015	$9.52677	$9.60572	34,308
01/01/2016 to 12/31/2016	$9.60572	$9.03541	30,878
01/01/2017 to 12/31/2017	$9.03541	$11.96189	25,313
01/01/2018 to 12/31/2018	$11.96189	$10.13284	29,299

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST International Value Portfolio
05/01/2009 to 12/31/2009	$6.72862	$8.70312	26,080
01/01/2010 to 12/31/2010	$8.70312	$9.45037	37,505
01/01/2011 to 12/31/2011	$9.45037	$8.07874	25,333
01/01/2012 to 12/31/2012	$8.07874	$9.21373	32,623
01/01/2013 to 12/31/2013	$9.21373	$10.75994	33,814
01/01/2014 to 12/31/2014	$10.75994	$9.81286	31,209
01/01/2015 to 12/31/2015	$9.81286	$9.67056	32,612
01/01/2016 to 12/31/2016	$9.67056	$9.50854	38,375
01/01/2017 to 12/31/2017	$9.50854	$11.41590	35,449
01/01/2018 to 12/31/2018	$11.41590	$9.35725	22,529
AST Investment Grade Bond Portfolio
05/01/2009* to 12/31/2009	$9.98124	$10.83253	1,635
01/01/2010 to 12/31/2010	$10.83253	$11.73376	6,091
01/01/2011 to 12/31/2011	$11.73376	$12.89793	3,863,808
01/01/2012 to 12/31/2012	$12.89793	$13.79278	1,572,043
01/01/2013 to 12/31/2013	$13.79278	$13.05358	429,073
01/01/2014 to 12/31/2014	$13.05358	$13.61868	538,817
01/01/2015 to 12/31/2015	$13.61868	$13.46870	1,832,543
01/01/2016 to 12/31/2016	$13.46870	$13.72014	2,232,963
01/01/2017 to 12/31/2017	$13.72014	$13.99076	1,288,763
01/01/2018 to 12/31/2018	$13.99076	$13.63796	3,691,253
AST J.P. Morgan Global Thematic Portfolio
05/01/2009 to 12/31/2009	$7.22661	$8.80420	492,765
01/01/2010 to 12/31/2010	$8.80420	$9.79553	752,454
01/01/2011 to 12/31/2011	$9.79553	$9.52105	590,661
01/01/2012 to 12/31/2012	$9.52105	$10.57078	712,315
01/01/2013 to 12/31/2013	$10.57078	$12.01556	772,774
01/01/2014 to 12/31/2014	$12.01556	$12.49292	733,956
01/01/2015 to 12/31/2015	$12.49292	$12.08400	707,422
01/01/2016 to 12/31/2016	$12.08400	$12.42930	647,721
01/01/2017 to 12/31/2017	$12.42930	$14.21077	664,422
01/01/2018 to 12/31/2018	$14.21077	$12.86556	504,081
AST J.P. Morgan International Equity Portfolio
05/01/2009 to 12/31/2009	$7.72894	$10.35804	142,828
01/01/2010 to 12/31/2010	$10.35804	$10.85122	97,893
01/01/2011 to 12/31/2011	$10.85122	$9.63698	79,641
01/01/2012 to 12/31/2012	$9.63698	$11.48382	88,347
01/01/2013 to 12/31/2013	$11.48382	$12.94997	139,829
01/01/2014 to 12/31/2014	$12.94997	$11.85292	132,671
01/01/2015 to 12/31/2015	$11.85292	$11.26253	116,224
01/01/2016 to 12/31/2016	$11.26253	$11.22263	100,496
01/01/2017 to 12/31/2017	$11.22263	$14.22205	94,195
01/01/2018 to 12/31/2018	$14.22205	$11.47211	85,846
AST J.P. Morgan Strategic Opportunities Portfolio
05/01/2009 to 12/31/2009	$9.50670	$10.99024	491,443
01/01/2010 to 12/31/2010	$10.99024	$11.52951	515,178
01/01/2011 to 12/31/2011	$11.52951	$11.29693	465,852
01/01/2012 to 12/31/2012	$11.29693	$12.22630	488,641
01/01/2013 to 12/31/2013	$12.22630	$13.27000	471,230
01/01/2014 to 12/31/2014	$13.27000	$13.67845	432,935
01/01/2015 to 12/31/2015	$13.67845	$13.34643	363,490
01/01/2016 to 12/31/2016	$13.34643	$13.54783	326,709
01/01/2017 to 12/31/2017	$13.54783	$14.85208	321,592
01/01/2018 to 12/31/2018	$14.85208	$13.77216	278,370

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08352	$10.28234	0
01/01/2010 to 12/31/2010	$10.28234	$11.18859	12,626
01/01/2011 to 12/31/2011	$11.18859	$11.00994	4,099
01/01/2012 to 12/31/2012	$11.00994	$12.39649	4,790
01/01/2013 to 12/31/2013	$12.39649	$16.54020	3,186
01/01/2014 to 12/31/2014	$16.54020	$17.70496	3,105
01/01/2015 to 12/31/2015	$17.70496	$19.14731	5,461
01/01/2016 to 12/31/2016	$19.14731	$18.44363	5,320
01/01/2017 to 12/31/2017	$18.44363	$24.49033	3,466
01/01/2018 to 12/31/2018	$24.49033	$23.55088	4,349
AST Loomis Sayles Large-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$7.03373	$8.92597	155,405
01/01/2010 to 12/31/2010	$8.92597	$10.44883	97,355
01/01/2011 to 12/31/2011	$10.44883	$10.12099	82,837
01/01/2012 to 12/31/2012	$10.12099	$11.10653	100,725
01/01/2013 to 12/31/2013	$11.10653	$14.83180	91,008
01/01/2014 to 12/31/2014	$14.83180	$16.03371	175,341
01/01/2015 to 12/31/2015	$16.03371	$17.25179	119,812
01/01/2016 to 12/31/2016	$17.25179	$17.80519	100,572
01/01/2017 to 12/31/2017	$17.80519	$23.14812	88,687
01/01/2018 to 12/31/2018	$23.14812	$22.01660	74,330
AST MFS Global Equity Portfolio
05/01/2009 to 12/31/2009	$8.47709	$11.23486	57,798
01/01/2010 to 12/31/2010	$11.23486	$12.30530	124,310
01/01/2011 to 12/31/2011	$12.30530	$11.65219	67,237
01/01/2012 to 12/31/2012	$11.65219	$14.01846	113,194
01/01/2013 to 12/31/2013	$14.01846	$17.49024	130,064
01/01/2014 to 12/31/2014	$17.49024	$17.71763	123,917
01/01/2015 to 12/31/2015	$17.71763	$17.06538	124,614
01/01/2016 to 12/31/2016	$17.06538	$17.86899	139,881
01/01/2017 to 12/31/2017	$17.86899	$21.63287	131,765
01/01/2018 to 12/31/2018	$21.63287	$19.12377	117,369
AST MFS Growth Portfolio
05/01/2009 to 12/31/2009	$8.07069	$9.76781	7,646
01/01/2010 to 12/31/2010	$9.76781	$10.76895	12,348
01/01/2011 to 12/31/2011	$10.76895	$10.46467	14,878
01/01/2012 to 12/31/2012	$10.46467	$11.97661	15,312
01/01/2013 to 12/31/2013	$11.97661	$16.00478	21,911
01/01/2014 to 12/31/2014	$16.00478	$17.00761	18,794
01/01/2015 to 12/31/2015	$17.00761	$17.82712	14,334
01/01/2016 to 12/31/2016	$17.82712	$17.76025	10,499
01/01/2017 to 12/31/2017	$17.76025	$22.69364	11,174
01/01/2018 to 12/31/2018	$22.69364	$22.65745	7,911
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99814	$10.17373	0
01/01/2013 to 12/31/2013	$10.17373	$13.37657	0
01/01/2014 to 12/31/2014	$13.37657	$14.41184	5,230
01/01/2015 to 12/31/2015	$14.41184	$13.98584	5,519
01/01/2016 to 12/31/2016	$13.98584	$15.51038	10,294
01/01/2017 to 12/31/2017	$15.51038	$17.79184	17,979
01/01/2018 to 12/31/2018	$17.79184	$15.62439	16,183

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
05/01/2009 to 12/31/2009	$6.78418	$9.17426	90,627
01/01/2010 to 12/31/2010	$9.17426	$11.06988	85,558
01/01/2011 to 12/31/2011	$11.06988	$10.55254	65,485
01/01/2012 to 12/31/2012	$10.55254	$12.08173	104,204
01/01/2013 to 12/31/2013	$12.08173	$16.77143	156,285
01/01/2014 to 12/31/2014	$16.77143	$18.73061	143,373
01/01/2015 to 12/31/2015	$18.73061	$17.27731	118,621
01/01/2016 to 12/31/2016	$17.27731	$19.96877	103,998
01/01/2017 to 12/31/2017	$19.96877	$22.21279	111,209
01/01/2018 to 12/31/2018	$22.21279	$18.14057	101,239
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99814	$10.28113	48,057
01/01/2013 to 12/31/2013	$10.28113	$11.95086	39,921
01/01/2014 to 12/31/2014	$11.95086	$12.28242	35,666
01/01/2015 to 12/31/2015	$12.28242	$11.85721	32,327
01/01/2016 to 12/31/2016	$11.85721	$12.09208	121,037
01/01/2017 to 12/31/2017	$12.09208	$13.77046	29,496
01/01/2018 to 12/31/2018	$13.77046	$12.34533	23,266
AST Parametric Emerging Markets Equity Portfolio
05/01/2009 to 12/31/2009	$6.15570	$9.04757	181,323
01/01/2010 to 12/31/2010	$9.04757	$10.81385	328,792
01/01/2011 to 12/31/2011	$10.81385	$8.42811	104,981
01/01/2012 to 12/31/2012	$8.42811	$9.71539	134,770
01/01/2013 to 12/31/2013	$9.71539	$9.51805	170,990
01/01/2014 to 12/31/2014	$9.51805	$8.86830	166,376
01/01/2015 to 12/31/2015	$8.86830	$7.21876	111,108
01/01/2016 to 12/31/2016	$7.21876	$7.92914	78,053
01/01/2017 to 12/31/2017	$7.92914	$9.79598	115,741
01/01/2018 to 12/31/2018	$9.79598	$8.22958	84,317
AST Preservation Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$8.98180	$10.39060	1,642,238
01/01/2010 to 12/31/2010	$10.39060	$11.23093	1,684,823
01/01/2011 to 12/31/2011	$11.23093	$11.08818	1,648,105
01/01/2012 to 12/31/2012	$11.08818	$11.96291	1,806,643
01/01/2013 to 12/31/2013	$11.96291	$12.77116	1,623,563
01/01/2014 to 12/31/2014	$12.77116	$13.20504	1,494,637
01/01/2015 to 12/31/2015	$13.20504	$12.92658	1,324,645
01/01/2016 to 12/31/2016	$12.92658	$13.33482	1,221,571
01/01/2017 to 12/31/2017	$13.33482	$14.35636	1,068,870
01/01/2018 to 12/31/2018	$14.35636	$13.63327	840,103
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01805	$10.06005	1,282
01/01/2012 to 12/31/2012	$10.06005	$10.53264	1,648
01/01/2013 to 12/31/2013	$10.53264	$10.05767	112,440
01/01/2014 to 12/31/2014	$10.05767	$10.42743	109,431
01/01/2015 to 12/31/2015	$10.42743	$10.16564	45,105
01/01/2016 to 12/31/2016	$10.16564	$10.35587	5,464
01/01/2017 to 12/31/2017	$10.35587	$10.69771	8,439
01/01/2018 to 12/31/2018	$10.69771	$10.37086	9,589

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Prudential Growth Allocation Portfolio
05/01/2009 to 12/31/2009	$6.66739	$8.10732	1,532,700
01/01/2010 to 12/31/2010	$8.10732	$9.43250	1,911,779
01/01/2011 to 12/31/2011	$9.43250	$8.64767	1,594,603
01/01/2012 to 12/31/2012	$8.64767	$9.54508	1,783,198
01/01/2013 to 12/31/2013	$9.54508	$10.91902	1,446,643
01/01/2014 to 12/31/2014	$10.91902	$11.65528	1,396,560
01/01/2015 to 12/31/2015	$11.65528	$11.32346	2,405,897
01/01/2016 to 12/31/2016	$11.32346	$12.18680	2,168,015
01/01/2017 to 12/31/2017	$12.18680	$13.83124	3,636,303
01/01/2018 to 12/31/2018	$13.83124	$12.49157	2,498,482
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99813	$11.62837	0
01/01/2014 to 12/31/2014	$11.62837	$13.09935	0
01/01/2015 to 12/31/2015	$13.09935	$13.00241	0
01/01/2016 to 12/31/2016	$13.00241	$14.09060	0
01/01/2017 to 12/31/2017	$14.09060	$16.72414	5,911
01/01/2018 to 12/31/2018	$16.72414	$15.17698	5,911
AST QMA US Equity Alpha Portfolio
05/01/2009 to 12/31/2009	$6.38701	$8.10701	36,891
01/01/2010 to 12/31/2010	$8.10701	$9.11744	54,039
01/01/2011 to 12/31/2011	$9.11744	$9.22101	34,037
01/01/2012 to 12/31/2012	$9.22101	$10.70831	40,383
01/01/2013 to 12/31/2013	$10.70831	$13.86199	57,740
01/01/2014 to 12/31/2014	$13.86199	$15.88287	47,998
01/01/2015 to 12/31/2015	$15.88287	$16.00374	38,376
01/01/2016 to 12/31/2016	$16.00374	$17.96739	41,697
01/01/2017 to 12/31/2017	$17.96739	$21.47283	50,599
01/01/2018 to 12/31/2018	$21.47283	$19.26283	39,303
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99813	$8.86352	0
01/01/2012 to 12/31/2012	$8.86352	$9.80389	0
01/01/2013 to 12/31/2013	$9.80389	$11.73000	0
01/01/2014 to 12/31/2014	$11.73000	$12.21170	0
01/01/2015 to 12/31/2015	$12.21170	$11.95509	36,141
01/01/2016 to 12/31/2016	$11.95509	$12.42572	21,542
01/01/2017 to 12/31/2017	$12.42572	$14.35673	21,324
01/01/2018 to 12/31/2018	$14.35673	$13.11618	19,795
AST RCM World Trends Portfolio
05/01/2009 to 12/31/2009	$7.43108	$8.82485	737,299
01/01/2010 to 12/31/2010	$8.82485	$9.65463	1,444,005
01/01/2011 to 12/31/2011	$9.65463	$9.26641	1,175,865
01/01/2012 to 12/31/2012	$9.26641	$9.98915	1,264,108
01/01/2013 to 12/31/2013	$9.98915	$10.97919	1,082,425
01/01/2014 to 12/31/2014	$10.97919	$11.28386	1,011,129
01/01/2015 to 12/31/2015	$11.28386	$11.01184	872,108
01/01/2016 to 12/31/2016	$11.01184	$11.28308	784,935
01/01/2017 to 12/31/2017	$11.28308	$12.82058	788,567
01/01/2018 to 12/31/2018	$12.82058	$11.54042	518,981

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Growth Opportunities Portfolio
05/01/2009 to 12/31/2009	$7.13483	$9.27013	13,008
01/01/2010 to 12/31/2010	$9.27013	$12.01118	17,888
01/01/2011 to 12/31/2011	$12.01118	$10.20193	29,595
01/01/2012 to 12/31/2012	$10.20193	$11.97389	31,151
01/01/2013 to 12/31/2013	$11.97389	$16.48166	60,143
01/01/2014 to 12/31/2014	$16.48166	$16.90710	50,003
01/01/2015 to 12/31/2015	$16.90710	$16.74749	35,438
01/01/2016 to 12/31/2016	$16.74749	$17.63221	26,957
01/01/2017 to 12/31/2017	$17.63221	$22.00983	24,847
01/01/2018 to 12/31/2018	$22.00983	$19.17935	20,104
AST Small-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$6.56087	$8.59961	59,475
01/01/2010 to 12/31/2010	$8.59961	$11.46782	35,079
01/01/2011 to 12/31/2011	$11.46782	$11.10068	27,464
01/01/2012 to 12/31/2012	$11.10068	$12.17187	46,563
01/01/2013 to 12/31/2013	$12.17187	$16.08335	50,452
01/01/2014 to 12/31/2014	$16.08335	$16.32209	48,610
01/01/2015 to 12/31/2015	$16.32209	$16.08047	40,481
01/01/2016 to 12/31/2016	$16.08047	$17.61819	35,372
01/01/2017 to 12/31/2017	$17.61819	$21.34231	33,272
01/01/2018 to 12/31/2018	$21.34231	$19.10656	31,479
AST Small-Cap Value Portfolio
05/01/2009 to 12/31/2009	$7.54854	$9.78101	9,018
01/01/2010 to 12/31/2010	$9.78101	$12.04659	9,707
01/01/2011 to 12/31/2011	$12.04659	$11.07233	7,017
01/01/2012 to 12/31/2012	$11.07233	$12.78859	9,087
01/01/2013 to 12/31/2013	$12.78859	$17.17681	9,357
01/01/2014 to 12/31/2014	$17.17681	$17.67519	9,046
01/01/2015 to 12/31/2015	$17.67519	$16.53298	8,229
01/01/2016 to 12/31/2016	$16.53298	$20.88206	8,001
01/01/2017 to 12/31/2017	$20.88206	$21.91353	11,254
01/01/2018 to 12/31/2018	$21.91353	$17.76081	9,956
AST T. Rowe Price Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$8.55844	$10.34266	1,395,565
01/01/2010 to 12/31/2010	$10.34266	$11.27647	1,658,234
01/01/2011 to 12/31/2011	$11.27647	$11.24209	1,517,587
01/01/2012 to 12/31/2012	$11.24209	$12.47207	1,598,339
01/01/2013 to 12/31/2013	$12.47207	$14.24387	1,545,629
01/01/2014 to 12/31/2014	$14.24387	$14.74231	1,456,615
01/01/2015 to 12/31/2015	$14.74231	$14.41688	1,533,910
01/01/2016 to 12/31/2016	$14.41688	$15.15673	1,427,868
01/01/2017 to 12/31/2017	$15.15673	$17.09970	1,369,903
01/01/2018 to 12/31/2018	$17.09970	$15.82279	1,117,764
AST T. Rowe Price Large-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$7.29776	$9.60494	180,759
01/01/2010 to 12/31/2010	$9.60494	$10.87354	148,566
01/01/2011 to 12/31/2011	$10.87354	$10.44927	96,780
01/01/2012 to 12/31/2012	$10.44927	$12.00993	170,072
01/01/2013 to 12/31/2013	$12.00993	$16.90868	171,872
01/01/2014 to 12/31/2014	$16.90868	$17.90792	180,790
01/01/2015 to 12/31/2015	$17.90792	$19.18285	154,935
01/01/2016 to 12/31/2016	$19.18285	$19.25852	162,953
01/01/2017 to 12/31/2017	$19.25852	$25.95948	144,026
01/01/2018 to 12/31/2018	$25.95948	$26.35364	127,734

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$7.04435	$8.88795	22,055
01/01/2010 to 12/31/2010	$8.88795	$9.76915	27,202
01/01/2011 to 12/31/2011	$9.76915	$9.50286	16,188
01/01/2012 to 12/31/2012	$9.50286	$10.53358	19,902
01/01/2013 to 12/31/2013	$10.53358	$13.86255	24,280
01/01/2014 to 12/31/2014	$13.86255	$13.76195	25,800
01/01/2015 to 12/31/2015	$13.76195	$12.63674	13,707
01/01/2016 to 12/31/2016	$12.63674	$13.11041	10,466
01/01/2017 to 12/31/2017	$13.11041	$14.93795	11,823
01/01/2018 to 12/31/2018	$14.93795	$13.18246	6,172
AST T. Rowe Price Natural Resources Portfolio
05/01/2009 to 12/31/2009	$9.72209	$12.96586	34,738
01/01/2010 to 12/31/2010	$12.96586	$15.26697	168,286
01/01/2011 to 12/31/2011	$15.26697	$12.69771	49,337
01/01/2012 to 12/31/2012	$12.69771	$12.86055	69,274
01/01/2013 to 12/31/2013	$12.86055	$14.50493	39,702
01/01/2014 to 12/31/2014	$14.50493	$12.99312	39,180
01/01/2015 to 12/31/2015	$12.99312	$10.25545	33,231
01/01/2016 to 12/31/2016	$10.25545	$12.49314	31,551
01/01/2017 to 12/31/2017	$12.49314	$13.47179	34,598
01/01/2018 to 12/31/2018	$13.47179	$10.97430	27,960
AST Templeton Global Bond Portfolio
05/01/2009 to 12/31/2009	$9.88095	$10.94031	25,100
01/01/2010 to 12/31/2010	$10.94031	$11.30855	37,393
01/01/2011 to 12/31/2011	$11.30855	$11.51060	33,700
01/01/2012 to 12/31/2012	$11.51060	$11.83935	37,344
01/01/2013 to 12/31/2013	$11.83935	$11.13870	27,862
01/01/2014 to 12/31/2014	$11.13870	$10.94878	24,645
01/01/2015 to 12/31/2015	$10.94878	$10.20836	15,279
01/01/2016 to 12/31/2016	$10.20836	$10.41419	9,814
01/01/2017 to 12/31/2017	$10.41419	$10.38838	9,281
01/01/2018 to 12/31/2018	$10.38838	$10.35644	5,604
AST WEDGE Capital Mid-Cap Value Portfolio
05/01/2009 to 12/31/2009	$7.16823	$9.48619	13,814
01/01/2010 to 12/31/2010	$9.48619	$11.46229	17,737
01/01/2011 to 12/31/2011	$11.46229	$10.81819	9,906
01/01/2012 to 12/31/2012	$10.81819	$12.52141	8,944
01/01/2013 to 12/31/2013	$12.52141	$16.20755	8,997
01/01/2014 to 12/31/2014	$16.20755	$18.21469	6,848
01/01/2015 to 12/31/2015	$18.21469	$16.62837	7,102
01/01/2016 to 12/31/2016	$16.62837	$18.53040	6,084
01/01/2017 to 12/31/2017	$18.53040	$21.47165	7,771
01/01/2018 to 12/31/2018	$21.47165	$17.51789	8,735
AST Wellington Management Hedged Equity Portfolio
05/01/2009 to 12/31/2009	$6.75998	$8.56459	39,138
01/01/2010 to 12/31/2010	$8.56459	$9.59753	71,363
01/01/2011 to 12/31/2011	$9.59753	$9.05781	73,122
01/01/2012 to 12/31/2012	$9.05781	$9.82842	83,022
01/01/2013 to 12/31/2013	$9.82842	$11.57734	151,360
01/01/2014 to 12/31/2014	$11.57734	$11.93989	200,960
01/01/2015 to 12/31/2015	$11.93989	$11.59757	181,835
01/01/2016 to 12/31/2016	$11.59757	$12.07709	165,416
01/01/2017 to 12/31/2017	$12.07709	$13.41113	133,127
01/01/2018 to 12/31/2018	$13.41113	$12.45289	99,137

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Western Asset Core Plus Bond Portfolio
05/01/2009 to 12/31/2009	$9.37401	$10.08246	174,062
01/01/2010 to 12/31/2010	$10.08246	$10.62443	154,181
01/01/2011 to 12/31/2011	$10.62443	$11.01173	115,301
01/01/2012 to 12/31/2012	$11.01173	$11.60902	179,664
01/01/2013 to 12/31/2013	$11.60902	$11.17857	230,627
01/01/2014 to 12/31/2014	$11.17857	$11.71370	252,993
01/01/2015 to 12/31/2015	$11.71370	$11.59188	251,962
01/01/2016 to 12/31/2016	$11.59188	$11.91542	296,726
01/01/2017 to 12/31/2017	$11.91542	$12.38292	331,251
01/01/2018 to 12/31/2018	$12.38292	$11.82894	294,940
ProFund VP Consumer Goods Portfolio
05/01/2009 to 12/31/2009	$7.25240	$9.07838	0
01/01/2010 to 12/31/2010	$9.07838	$10.41504	2,926
01/01/2011 to 12/31/2011	$10.41504	$10.88855	2,649
01/01/2012 to 12/31/2012	$10.88855	$11.79908	1,880
01/01/2013 to 12/31/2013	$11.79908	$14.81554	1,748
01/01/2014 to 12/31/2014	$14.81554	$15.96364	1,704
01/01/2015 to 12/31/2015	$15.96364	$16.25439	1,628
01/01/2016 to 12/31/2016	$16.25439	$16.45290	1,612
01/01/2017 to 12/31/2017	$16.45290	$18.50545	1,643
01/01/2018 to 12/31/2018	$18.50545	$15.40958	0
ProFund VP Consumer Services
05/01/2009 to 12/31/2009	$7.26069	$8.96734	0
01/01/2010 to 12/31/2010	$8.96734	$10.64073	0
01/01/2011 to 12/31/2011	$10.64073	$10.97387	0
01/01/2012 to 12/31/2012	$10.97387	$13.09721	0
01/01/2013 to 12/31/2013	$13.09721	$17.90731	2,213
01/01/2014 to 12/31/2014	$17.90731	$19.68593	1,991
01/01/2015 to 12/31/2015	$19.68593	$20.14569	1,729
01/01/2016 to 12/31/2016	$20.14569	$20.51822	0
01/01/2017 to 12/31/2017	$20.51822	$23.74236	0
01/01/2018 to 12/31/2018	$23.74236	$23.34837	0
ProFund VP Financials
05/01/2009 to 12/31/2009	$4.50852	$5.90194	24,910
01/01/2010 to 12/31/2010	$5.90194	$6.39982	37,855
01/01/2011 to 12/31/2011	$6.39982	$5.39074	19,236
01/01/2012 to 12/31/2012	$5.39074	$6.57243	25,684
01/01/2013 to 12/31/2013	$6.57243	$8.48563	25,360
01/01/2014 to 12/31/2014	$8.48563	$9.36637	23,803
01/01/2015 to 12/31/2015	$9.36637	$9.01902	15,227
01/01/2016 to 12/31/2016	$9.01902	$10.16752	12,819
01/01/2017 to 12/31/2017	$10.16752	$11.74757	13,098
01/01/2018 to 12/31/2018	$11.74757	$10.28442	7,211
ProFund VP Health Care
05/01/2009 to 12/31/2009	$7.57912	$9.70197	6,837
01/01/2010 to 12/31/2010	$9.70197	$9.75359	10,548
01/01/2011 to 12/31/2011	$9.75359	$10.49885	7,293
01/01/2012 to 12/31/2012	$10.49885	$12.04846	5,834
01/01/2013 to 12/31/2013	$12.04846	$16.46022	5,818
01/01/2014 to 12/31/2014	$16.46022	$19.90350	7,559
01/01/2015 to 12/31/2015	$19.90350	$20.43335	7,130
01/01/2016 to 12/31/2016	$20.43335	$19.16551	4,386
01/01/2017 to 12/31/2017	$19.16551	$22.65496	4,216
01/01/2018 to 12/31/2018	$22.65496	$23.12487	1,824

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Industrials
05/01/2009 to 12/31/2009	$5.83387	$7.36531	0
01/01/2010 to 12/31/2010	$7.36531	$8.90963	329
01/01/2011 to 12/31/2011	$8.90963	$8.55416	123
01/01/2012 to 12/31/2012	$8.55416	$9.68250	161
01/01/2013 to 12/31/2013	$9.68250	$13.07939	123
01/01/2014 to 12/31/2014	$13.07939	$13.49836	68
01/01/2015 to 12/31/2015	$13.49836	$12.74347	17
01/01/2016 to 12/31/2016	$12.74347	$14.64370	15
01/01/2017 to 12/31/2017	$14.64370	$17.52172	13
01/01/2018 to 12/31/2018	$17.52172	$14.93933	11
ProFund VP Large-Cap Growth
05/01/2009 to 12/31/2009	$6.76298	$8.48227	7,864
01/01/2010 to 12/31/2010	$8.48227	$9.38481	7,864
01/01/2011 to 12/31/2011	$9.38481	$9.46136	8,198
01/01/2012 to 12/31/2012	$9.46136	$10.42444	7,785
01/01/2013 to 12/31/2013	$10.42444	$13.31507	7,785
01/01/2014 to 12/31/2014	$13.31507	$14.69828	7,785
01/01/2015 to 12/31/2015	$14.69828	$14.90752	7,785
01/01/2016 to 12/31/2016	$14.90752	$15.30409	7,785
01/01/2017 to 12/31/2017	$15.30409	$18.74493	7,785
01/01/2018 to 12/31/2018	$18.74493	$17.98030	7,785
ProFund VP Large-Cap Value
05/01/2009 to 12/31/2009	$5.76999	$7.29354	3,825
01/01/2010 to 12/31/2010	$7.29354	$8.04896	3,825
01/01/2011 to 12/31/2011	$8.04896	$7.76766	8,743
01/01/2012 to 12/31/2012	$7.76766	$8.76356	7,742
01/01/2013 to 12/31/2013	$8.76356	$11.12739	6,980
01/01/2014 to 12/31/2014	$11.12739	$12.01650	6,621
01/01/2015 to 12/31/2015	$12.01650	$11.19002	6,545
01/01/2016 to 12/31/2016	$11.19002	$12.62699	6,241
01/01/2017 to 12/31/2017	$12.62699	$14.00224	6,056
01/01/2018 to 12/31/2018	$14.00224	$12.23117	5,896
ProFund VP Mid-Cap Growth
05/01/2009 to 12/31/2009	$6.59495	$8.34760	1,432
01/01/2010 to 12/31/2010	$8.34760	$10.47890	5,452
01/01/2011 to 12/31/2011	$10.47890	$9.94731	1,791
01/01/2012 to 12/31/2012	$9.94731	$11.21885	2,508
01/01/2013 to 12/31/2013	$11.21885	$14.31437	2,479
01/01/2014 to 12/31/2014	$14.31437	$14.81688	1,828
01/01/2015 to 12/31/2015	$14.81688	$14.52475	1,688
01/01/2016 to 12/31/2016	$14.52475	$16.02726	1,626
01/01/2017 to 12/31/2017	$16.02726	$18.53624	2,013
01/01/2018 to 12/31/2018	$18.53624	$15.94692	1,827
ProFund VP Mid-Cap Value
05/01/2009 to 12/31/2009	$6.40378	$8.23508	936
01/01/2010 to 12/31/2010	$8.23508	$9.69632	5,333
01/01/2011 to 12/31/2011	$9.69632	$9.10660	1,130
01/01/2012 to 12/31/2012	$9.10660	$10.37597	936
01/01/2013 to 12/31/2013	$10.37597	$13.40458	936
01/01/2014 to 12/31/2014	$13.40458	$14.43790	936
01/01/2015 to 12/31/2015	$14.43790	$12.95243	936
01/01/2016 to 12/31/2016	$12.95243	$15.74407	936
01/01/2017 to 12/31/2017	$15.74407	$17.02379	936
01/01/2018 to 12/31/2018	$17.02379	$14.42753	936

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Real Estate
05/01/2009 to 12/31/2009	$4.71429	$6.86993	15,858
01/01/2010 to 12/31/2010	$6.86993	$8.37375	20,426
01/01/2011 to 12/31/2011	$8.37375	$8.57465	15,039
01/01/2012 to 12/31/2012	$8.57465	$9.82085	16,854
01/01/2013 to 12/31/2013	$9.82085	$9.60879	18,574
01/01/2014 to 12/31/2014	$9.60879	$11.74265	18,351
01/01/2015 to 12/31/2015	$11.74265	$11.51586	14,843
01/01/2016 to 12/31/2016	$11.51586	$11.90215	13,882
01/01/2017 to 12/31/2017	$11.90215	$12.57180	4,868
01/01/2018 to 12/31/2018	$12.57180	$11.58749	2,667
ProFund VP Small-Cap Growth
05/01/2009 to 12/31/2009	$6.66105	$8.36346	763
01/01/2010 to 12/31/2010	$8.36346	$10.27873	4,732
01/01/2011 to 12/31/2011	$10.27873	$10.17680	688
01/01/2012 to 12/31/2012	$10.17680	$11.18920	286
01/01/2013 to 12/31/2013	$11.18920	$15.35942	332
01/01/2014 to 12/31/2014	$15.35942	$15.34027	382
01/01/2015 to 12/31/2015	$15.34027	$15.17114	360
01/01/2016 to 12/31/2016	$15.17114	$17.83184	381
01/01/2017 to 12/31/2017	$17.83184	$19.69274	319
01/01/2018 to 12/31/2018	$19.69274	$18.14101	215
ProFund VP Small-Cap Value
05/01/2009 to 12/31/2009	$6.76374	$8.41420	1,322
01/01/2010 to 12/31/2010	$8.41420	$10.04307	5,425
01/01/2011 to 12/31/2011	$10.04307	$9.41484	385
01/01/2012 to 12/31/2012	$9.41484	$10.68964	0
01/01/2013 to 12/31/2013	$10.68964	$14.38635	0
01/01/2014 to 12/31/2014	$14.38635	$14.88055	0
01/01/2015 to 12/31/2015	$14.88055	$13.34175	0
01/01/2016 to 12/31/2016	$13.34175	$16.79577	0
01/01/2017 to 12/31/2017	$16.79577	$18.01365	0
01/01/2018 to 12/31/2018	$18.01365	$15.10342	0
ProFund VP Telecommunications
05/01/2009 to 12/31/2009	$7.00325	$7.59368	31
01/01/2010 to 12/31/2010	$7.59368	$8.58751	2,197
01/01/2011 to 12/31/2011	$8.58751	$8.55156	1,831
01/01/2012 to 12/31/2012	$8.55156	$9.73961	1,657
01/01/2013 to 12/31/2013	$9.73961	$10.66978	0
01/01/2014 to 12/31/2014	$10.66978	$10.48887	140
01/01/2015 to 12/31/2015	$10.48887	$10.40911	42
01/01/2016 to 12/31/2016	$10.40911	$12.37959	0
01/01/2017 to 12/31/2017	$12.37959	$11.84503	0
01/01/2018 to 12/31/2018	$11.84503	$9.82841	0
ProFund VP Utilities
05/01/2009 to 12/31/2009	$6.50322	$7.77777	30
01/01/2010 to 12/31/2010	$7.77777	$8.05537	235
01/01/2011 to 12/31/2011	$8.05537	$9.25352	2,906
01/01/2012 to 12/31/2012	$9.25352	$9.05776	2,984
01/01/2013 to 12/31/2013	$9.05776	$10.03284	2,241
01/01/2014 to 12/31/2014	$10.03284	$12.34589	1,869
01/01/2015 to 12/31/2015	$12.34589	$11.29562	785
01/01/2016 to 12/31/2016	$11.29562	$12.70717	407
01/01/2017 to 12/31/2017	$12.70717	$13.74388	339
01/01/2018 to 12/31/2018	$13.74388	$13.82062	302
*Denotes the start date of these sub-accounts

PREMIER L SERIES
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: With Combo 5%/HAV and HD GRO (2.35%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.76927	$9.43986	4,252,347
01/01/2010 to 12/31/2010	$9.43986	$10.32669	4,627,984
01/01/2011 to 12/31/2011	$10.32669	$9.82155	4,134,047
01/01/2012 to 12/31/2012	$9.82155	$10.80162	4,142,341
01/01/2013 to 12/31/2013	$10.80162	$11.60621	3,797,166
01/01/2014 to 12/31/2014	$11.60621	$11.77279	3,432,204
01/01/2015 to 12/31/2015	$11.77279	$11.13221	2,813,985
01/01/2016 to 12/31/2016	$11.13221	$11.56641	2,451,311
01/01/2017 to 12/31/2017	$11.56641	$12.72382	2,392,959
01/01/2018 to 12/31/2018	$12.72382	$11.41877	1,786,900
AST Advanced Strategies Portfolio
01/01/2009 to 12/31/2009	$7.78052	$9.59354	1,512,563
01/01/2010 to 12/31/2010	$9.59354	$10.65815	1,845,579
01/01/2011 to 12/31/2011	$10.65815	$10.42545	1,631,826
01/01/2012 to 12/31/2012	$10.42545	$11.57599	1,978,813
01/01/2013 to 12/31/2013	$11.57599	$13.18283	2,018,738
01/01/2014 to 12/31/2014	$13.18283	$13.66683	1,951,682
01/01/2015 to 12/31/2015	$13.66683	$13.46036	1,741,875
01/01/2016 to 12/31/2016	$13.46036	$14.08661	1,666,574
01/01/2017 to 12/31/2017	$14.08661	$16.09375	1,591,236
01/01/2018 to 12/31/2018	$16.09375	$14.79670	1,297,763
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99809	$11.58510	0
01/01/2014 to 12/31/2014	$11.58510	$12.80983	0
01/01/2015 to 12/31/2015	$12.80983	$12.73184	1,306
01/01/2016 to 12/31/2016	$12.73184	$13.77164	1,251
01/01/2017 to 12/31/2017	$13.77164	$16.43498	3,238
01/01/2018 to 12/31/2018	$16.43498	$14.74951	1,101
AST Balanced Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.03637	$9.68123	6,554,519
01/01/2010 to 12/31/2010	$9.68123	$10.62384	7,582,411
01/01/2011 to 12/31/2011	$10.62384	$10.25414	6,755,067
01/01/2012 to 12/31/2012	$10.25414	$11.26816	6,690,157
01/01/2013 to 12/31/2013	$11.26816	$12.95246	6,282,078
01/01/2014 to 12/31/2014	$12.95246	$13.48039	5,747,290
01/01/2015 to 12/31/2015	$13.48039	$13.23357	5,369,752
01/01/2016 to 12/31/2016	$13.23357	$13.74472	4,898,675
01/01/2017 to 12/31/2017	$13.74472	$15.43187	4,553,644
01/01/2018 to 12/31/2018	$15.43187	$14.33167	3,829,255
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99745	$9.12583	2,850,644
01/01/2012 to 12/31/2012	$9.12583	$9.97661	2,504,221
01/01/2013 to 12/31/2013	$9.97661	$10.80546	2,282,040
01/01/2014 to 12/31/2014	$10.80546	$11.07411	2,068,351
01/01/2015 to 12/31/2015	$11.07411	$10.49517	1,920,684
01/01/2016 to 12/31/2016	$10.49517	$10.96853	1,703,801
01/01/2017 to 12/31/2017	$10.96853	$12.06902	1,558,753
01/01/2018 to 12/31/2018	$12.06902	$11.16799	1,337,724

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Low Duration Bond Portfolio
01/01/2009 to 12/31/2009	$10.45803	$11.26320	17,914
01/01/2010 to 12/31/2010	$11.26320	$11.43373	26,072
01/01/2011 to 12/31/2011	$11.43373	$11.42279	31,043
01/01/2012 to 12/31/2012	$11.42279	$11.68410	30,695
01/01/2013 to 12/31/2013	$11.68410	$11.16763	37,201
01/01/2014 to 12/31/2014	$11.16763	$10.90064	14,556
01/01/2015 to 12/31/2015	$10.90064	$10.70185	11,511
01/01/2016 to 12/31/2016	$10.70185	$10.62784	10,629
01/01/2017 to 12/31/2017	$10.62784	$10.56123	7,090
01/01/2018 to 12/31/2018	$10.56123	$10.39441	7,873
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2009 to 12/31/2009	$10.36496	$11.80051	466,235
01/01/2010 to 12/31/2010	$11.80051	$12.41950	657,967
01/01/2011 to 12/31/2011	$12.41950	$12.52048	562,150
01/01/2012 to 12/31/2012	$12.52048	$13.37279	636,413
01/01/2013 to 12/31/2013	$13.37279	$12.82563	565,790
01/01/2014 to 12/31/2014	$12.82563	$13.06139	483,706
01/01/2015 to 12/31/2015	$13.06139	$12.49241	337,149
01/01/2016 to 12/31/2016	$12.49241	$12.72222	338,598
01/01/2017 to 12/31/2017	$12.72222	$12.97300	368,575
01/01/2018 to 12/31/2018	$12.97300	$12.58984	295,791
AST Bond Portfolio 2018
01/01/2009 to 12/31/2009	$11.97817	$10.99506	157,323
01/01/2010 to 12/31/2010	$10.99506	$11.94428	79,553
01/01/2011 to 12/31/2011	$11.94428	$13.25529	38,886
01/01/2012 to 12/31/2012	$13.25529	$13.69068	30,006
01/01/2013 to 12/31/2013	$13.69068	$12.95592	8,130
01/01/2014 to 12/31/2014	$12.95592	$12.99545	8,125
01/01/2015 to 12/31/2015	$12.99545	$12.79993	8,120
01/01/2016 to 12/31/2016	$12.79993	$12.70782	8,114
01/01/2017 to 12/31/2017	$12.70782	$12.50509	8,109
01/01/2018 to 12/31/2018	$12.50509	$12.30884	0
AST Bond Portfolio 2019
01/01/2009 to 12/31/2009	$12.04667	$10.86376	55,243
01/01/2010 to 12/31/2010	$10.86376	$11.82023	117,733
01/01/2011 to 12/31/2011	$11.82023	$13.39413	94,375
01/01/2012 to 12/31/2012	$13.39413	$13.85289	69,766
01/01/2013 to 12/31/2013	$13.85289	$12.88083	30,534
01/01/2014 to 12/31/2014	$12.88083	$13.12176	28,718
01/01/2015 to 12/31/2015	$13.12176	$12.95782	26,055
01/01/2016 to 12/31/2016	$12.95782	$12.84407	26,049
01/01/2017 to 12/31/2017	$12.84407	$12.64515	26,044
01/01/2018 to 12/31/2018	$12.64515	$12.42322	21,380
AST Bond Portfolio 2020
01/02/2009* to 12/31/2009	$9.99873	$8.74446	0
01/01/2010 to 12/31/2010	$8.74446	$9.55565	48,213
01/01/2011 to 12/31/2011	$9.55565	$11.08034	13,583
01/01/2012 to 12/31/2012	$11.08034	$11.50966	2,510
01/01/2013 to 12/31/2013	$11.50966	$10.51262	0
01/01/2014 to 12/31/2014	$10.51262	$10.90380	0
01/01/2015 to 12/31/2015	$10.90380	$10.81615	0
01/01/2016 to 12/31/2016	$10.81615	$10.77501	0
01/01/2017 to 12/31/2017	$10.77501	$10.62143	0
01/01/2018 to 12/31/2018	$10.62143	$10.40670	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$9.99745	$10.95270	70,632
01/01/2011 to 12/31/2011	$10.95270	$12.87421	34,741
01/01/2012 to 12/31/2012	$12.87421	$13.43279	8,558
01/01/2013 to 12/31/2013	$13.43279	$12.20553	0
01/01/2014 to 12/31/2014	$12.20553	$12.84121	0
01/01/2015 to 12/31/2015	$12.84121	$12.77011	0
01/01/2016 to 12/31/2016	$12.77011	$12.73121	0
01/01/2017 to 12/31/2017	$12.73121	$12.63618	0
01/01/2018 to 12/31/2018	$12.63618	$12.35276	0
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99809	$11.96009	78,715
01/01/2012 to 12/31/2012	$11.96009	$12.36832	47,478
01/01/2013 to 12/31/2013	$12.36832	$10.90661	0
01/01/2014 to 12/31/2014	$10.90661	$11.76109	0
01/01/2015 to 12/31/2015	$11.76109	$11.73190	0
01/01/2016 to 12/31/2016	$11.73190	$11.67243	0
01/01/2017 to 12/31/2017	$11.67243	$11.58403	0
01/01/2018 to 12/31/2018	$11.58403	$11.29996	3,188
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99746	$10.34627	68,897
01/01/2013 to 12/31/2013	$10.34627	$9.07766	207,444
01/01/2014 to 12/31/2014	$9.07766	$9.98847	53,885
01/01/2015 to 12/31/2015	$9.98847	$10.02347	0
01/01/2016 to 12/31/2016	$10.02347	$9.98088	0
01/01/2017 to 12/31/2017	$9.98088	$9.91768	0
01/01/2018 to 12/31/2018	$9.91768	$9.66318	7,233
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99873	$8.70520	56,592
01/01/2014 to 12/31/2014	$8.70520	$9.74626	29,841
01/01/2015 to 12/31/2015	$9.74626	$9.79288	0
01/01/2016 to 12/31/2016	$9.79288	$9.75095	0
01/01/2017 to 12/31/2017	$9.75095	$9.68796	0
01/01/2018 to 12/31/2018	$9.68796	$9.40339	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99873	$11.24581	55,718
01/01/2015 to 12/31/2015	$11.24581	$11.20715	143,079
01/01/2016 to 12/31/2016	$11.20715	$11.22099	0
01/01/2017 to 12/31/2017	$11.22099	$11.16462	0
01/01/2018 to 12/31/2018	$11.16462	$10.82672	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99873	$9.88754	27,587
01/01/2016 to 12/31/2016	$9.88754	$9.86158	152,811
01/01/2017 to 12/31/2017	$9.86158	$9.86905	91,703
01/01/2018 to 12/31/2018	$9.86905	$9.54088	123,764
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	$9.99746	$9.82967	79,511
01/01/2017 to 12/31/2017	$9.82967	$9.86246	43,146
01/01/2018 to 12/31/2018	$9.86246	$9.51354	51,861
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	$9.99745	$9.98593	0
01/01/2018 to 12/31/2018	$9.98593	$9.55484	2,897
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	$9.99745	$9.61279	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Capital Growth Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.56990	$9.26952	5,034,909
01/01/2010 to 12/31/2010	$9.26952	$10.26814	6,212,739
01/01/2011 to 12/31/2011	$10.26814	$9.78927	5,138,561
01/01/2012 to 12/31/2012	$9.78927	$10.87660	5,417,142
01/01/2013 to 12/31/2013	$10.87660	$13.03710	5,557,153
01/01/2014 to 12/31/2014	$13.03710	$13.62879	5,356,872
01/01/2015 to 12/31/2015	$13.62879	$13.38682	5,069,963
01/01/2016 to 12/31/2016	$13.38682	$13.97427	4,509,006
01/01/2017 to 12/31/2017	$13.97427	$16.09701	4,373,177
01/01/2018 to 12/31/2018	$16.09701	$14.74751	3,615,960
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99809	$11.59758	849
01/01/2014 to 12/31/2014	$11.59758	$12.87345	4,712
01/01/2015 to 12/31/2015	$12.87345	$12.12859	7,341
01/01/2016 to 12/31/2016	$12.12859	$13.61584	20,160
01/01/2017 to 12/31/2017	$13.61584	$15.75254	22,442
01/01/2018 to 12/31/2018	$15.75254	$14.65545	15,138
AST Cohen & Steers Realty Portfolio
01/01/2009 to 12/31/2009	$7.92476	$10.21482	13,319
01/01/2010 to 12/31/2010	$10.21482	$12.84404	26,665
01/01/2011 to 12/31/2011	$12.84404	$13.37666	16,530
01/01/2012 to 12/31/2012	$13.37666	$15.07483	28,389
01/01/2013 to 12/31/2013	$15.07483	$15.19011	31,471
01/01/2014 to 12/31/2014	$15.19011	$19.42952	32,625
01/01/2015 to 12/31/2015	$19.42952	$19.90293	31,505
01/01/2016 to 12/31/2016	$19.90293	$20.38351	21,884
01/01/2017 to 12/31/2017	$20.38351	$21.16069	24,076
01/01/2018 to 12/31/2018	$21.16069	$19.68920	15,501
AST Fidelity Institutional AM® Quantitative Portfolio
formerly,AST FI Pyramis® Quantitative Portfolio
01/01/2009 to 12/31/2009	$7.14500	$8.64605	963,011
01/01/2010 to 12/31/2010	$8.64605	$9.66094	1,503,201
01/01/2011 to 12/31/2011	$9.66094	$9.29742	1,212,660
01/01/2012 to 12/31/2012	$9.29742	$10.04957	1,337,469
01/01/2013 to 12/31/2013	$10.04957	$11.26814	1,394,472
01/01/2014 to 12/31/2014	$11.26814	$11.35634	1,202,583
01/01/2015 to 12/31/2015	$11.35634	$11.20544	1,064,247
01/01/2016 to 12/31/2016	$11.20544	$11.41444	891,401
01/01/2017 to 12/31/2017	$11.41444	$12.99017	891,340
01/01/2018 to 12/31/2018	$12.99017	$11.70739	591,506
AST Global Real Estate Portfolio
01/01/2009 to 12/31/2009	$6.09515	$8.04541	12,087
01/01/2010 to 12/31/2010	$8.04541	$9.44866	17,206
01/01/2011 to 12/31/2011	$9.44866	$8.76681	15,171
01/01/2012 to 12/31/2012	$8.76681	$10.86107	13,808
01/01/2013 to 12/31/2013	$10.86107	$11.07301	21,789
01/01/2014 to 12/31/2014	$11.07301	$12.32515	21,433
01/01/2015 to 12/31/2015	$12.32515	$12.03126	18,025
01/01/2016 to 12/31/2016	$12.03126	$11.86093	18,070
01/01/2017 to 12/31/2017	$11.86093	$12.85092	18,090
01/01/2018 to 12/31/2018	$12.85092	$11.96295	12,164

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.96213	$8.10749	15,876
01/01/2010 to 12/31/2010	$8.10749	$8.94216	17,185
01/01/2011 to 12/31/2011	$8.94216	$8.25493	17,348
01/01/2012 to 12/31/2012	$8.25493	$9.65125	32,736
01/01/2013 to 12/31/2013	$9.65125	$12.59265	38,624
01/01/2014 to 12/31/2014	$12.59265	$13.91929	36,611
01/01/2015 to 12/31/2015	$13.91929	$12.97118	69,308
01/01/2016 to 12/31/2016	$12.97118	$14.13679	58,328
01/01/2017 to 12/31/2017	$14.13679	$15.15938	85,579
01/01/2018 to 12/31/2018	$15.15938	$13.54648	61,197
AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$7.36813	$11.30917	47,164
01/01/2010 to 12/31/2010	$11.30917	$13.24024	66,611
01/01/2011 to 12/31/2011	$13.24024	$12.55147	39,720
01/01/2012 to 12/31/2012	$12.55147	$14.66808	51,742
01/01/2013 to 12/31/2013	$14.66808	$18.94493	53,019
01/01/2014 to 12/31/2014	$18.94493	$20.64370	60,072
01/01/2015 to 12/31/2015	$20.64370	$19.02289	76,503
01/01/2016 to 12/31/2016	$19.02289	$18.89277	69,835
01/01/2017 to 12/31/2017	$18.89277	$23.46127	68,060
01/01/2018 to 12/31/2018	$23.46127	$21.92272	49,672
AST Goldman Sachs Multi-Asset Portfolio
01/01/2009 to 12/31/2009	$7.58219	$9.14036	681,549
01/01/2010 to 12/31/2010	$9.14036	$9.96633	1,076,636
01/01/2011 to 12/31/2011	$9.96633	$9.68853	900,579
01/01/2012 to 12/31/2012	$9.68853	$10.42454	918,297
01/01/2013 to 12/31/2013	$10.42454	$11.18541	953,392
01/01/2014 to 12/31/2014	$11.18541	$11.37022	871,276
01/01/2015 to 12/31/2015	$11.37022	$11.00810	605,963
01/01/2016 to 12/31/2016	$11.00810	$11.32121	522,166
01/01/2017 to 12/31/2017	$11.32121	$12.42074	561,107
01/01/2018 to 12/31/2018	$12.42074	$11.27757	342,776
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.61665	$9.43976	9,418
01/01/2010 to 12/31/2010	$9.43976	$11.69193	28,045
01/01/2011 to 12/31/2011	$11.69193	$11.57271	23,172
01/01/2012 to 12/31/2012	$11.57271	$13.08049	35,071
01/01/2013 to 12/31/2013	$13.08049	$17.74064	48,948
01/01/2014 to 12/31/2014	$17.74064	$18.58087	47,509
01/01/2015 to 12/31/2015	$18.58087	$17.15671	41,248
01/01/2016 to 12/31/2016	$17.15671	$20.83931	38,515
01/01/2017 to 12/31/2017	$20.83931	$22.84387	34,273
01/01/2018 to 12/31/2018	$22.84387	$19.17753	27,069
AST Government Money Market Portfolio
01/01/2009 to 12/31/2009	$10.43309	$10.21844	118,897
01/01/2010 to 12/31/2010	$10.21844	$9.98629	116,542
01/01/2011 to 12/31/2011	$9.98629	$9.75943	113,130
01/01/2012 to 12/31/2012	$9.75943	$9.53559	126,339
01/01/2013 to 12/31/2013	$9.53559	$9.31663	111,479
01/01/2014 to 12/31/2014	$9.31663	$9.10274	151,301
01/01/2015 to 12/31/2015	$9.10274	$8.89362	144,924
01/01/2016 to 12/31/2016	$8.89362	$8.69004	137,626
01/01/2017 to 12/31/2017	$8.69004	$8.51986	209,868
01/01/2018 to 12/31/2018	$8.51986	$8.43130	129,864

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST High Yield Portfolio
01/01/2009 to 12/31/2009	$7.69933	$10.19721	14,037
01/01/2010 to 12/31/2010	$10.19721	$11.30809	29,013
01/01/2011 to 12/31/2011	$11.30809	$11.39954	14,294
01/01/2012 to 12/31/2012	$11.39954	$12.68259	30,841
01/01/2013 to 12/31/2013	$12.68259	$13.28118	41,682
01/01/2014 to 12/31/2014	$13.28118	$13.30812	39,198
01/01/2015 to 12/31/2015	$13.30812	$12.53922	29,783
01/01/2016 to 12/31/2016	$12.53922	$14.13826	32,671
01/01/2017 to 12/31/2017	$14.13826	$14.84664	51,411
01/01/2018 to 12/31/2018	$14.84664	$14.21585	43,271
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.58358	$7.68247	13,686
01/01/2010 to 12/31/2010	$7.68247	$8.49390	33,680
01/01/2011 to 12/31/2011	$8.49390	$7.95195	30,546
01/01/2012 to 12/31/2012	$7.95195	$9.08092	31,862
01/01/2013 to 12/31/2013	$9.08092	$12.40905	68,723
01/01/2014 to 12/31/2014	$12.40905	$13.79073	83,177
01/01/2015 to 12/31/2015	$13.79073	$12.41825	83,747
01/01/2016 to 12/31/2016	$12.41825	$14.54668	77,124
01/01/2017 to 12/31/2017	$14.54668	$16.94164	75,671
01/01/2018 to 12/31/2018	$16.94164	$14.20815	66,483
AST International Growth Portfolio
01/01/2009 to 12/31/2009	$5.97163	$7.89352	29,416
01/01/2010 to 12/31/2010	$7.89352	$8.83058	39,816
01/01/2011 to 12/31/2011	$8.83058	$7.51292	18,018
01/01/2012 to 12/31/2012	$7.51292	$8.83520	22,798
01/01/2013 to 12/31/2013	$8.83520	$10.27745	24,575
01/01/2014 to 12/31/2014	$10.27745	$9.48665	25,517
01/01/2015 to 12/31/2015	$9.48665	$9.56059	23,824
01/01/2016 to 12/31/2016	$9.56059	$8.98862	22,938
01/01/2017 to 12/31/2017	$8.98862	$11.89437	25,147
01/01/2018 to 12/31/2018	$11.89437	$10.07063	17,892
AST International Value Portfolio
01/01/2009 to 12/31/2009	$6.81369	$8.68753	20,688
01/01/2010 to 12/31/2010	$8.68753	$9.42890	35,676
01/01/2011 to 12/31/2011	$9.42890	$8.05644	24,833
01/01/2012 to 12/31/2012	$8.05644	$9.18375	25,172
01/01/2013 to 12/31/2013	$9.18375	$10.71966	24,709
01/01/2014 to 12/31/2014	$10.71966	$9.77145	26,882
01/01/2015 to 12/31/2015	$9.77145	$9.62503	19,958
01/01/2016 to 12/31/2016	$9.62503	$9.45914	19,388
01/01/2017 to 12/31/2017	$9.45914	$11.35112	19,862
01/01/2018 to 12/31/2018	$11.35112	$9.29956	16,970
AST Investment Grade Bond Portfolio
05/01/2009* to 12/31/2009	$9.98123	$10.82907	0
01/01/2010 to 12/31/2010	$10.82907	$11.72425	904
01/01/2011 to 12/31/2011	$11.72425	$12.88118	4,385,023
01/01/2012 to 12/31/2012	$12.88118	$13.76813	1,804,835
01/01/2013 to 12/31/2013	$13.76813	$13.02394	332,249
01/01/2014 to 12/31/2014	$13.02394	$13.58124	447,097
01/01/2015 to 12/31/2015	$13.58124	$13.42506	2,280,938
01/01/2016 to 12/31/2016	$13.42506	$13.66902	2,915,861
01/01/2017 to 12/31/2017	$13.66902	$13.93188	1,406,144
01/01/2018 to 12/31/2018	$13.93188	$13.57390	5,390,219

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Global Thematic Portfolio
01/01/2009 to 12/31/2009	$7.10816	$8.79688	403,988
01/01/2010 to 12/31/2010	$8.79688	$9.78253	516,166
01/01/2011 to 12/31/2011	$9.78253	$9.50384	395,770
01/01/2012 to 12/31/2012	$9.50384	$10.54658	490,907
01/01/2013 to 12/31/2013	$10.54658	$11.98217	531,417
01/01/2014 to 12/31/2014	$11.98217	$12.45210	481,989
01/01/2015 to 12/31/2015	$12.45210	$12.03872	380,225
01/01/2016 to 12/31/2016	$12.03872	$12.37664	335,978
01/01/2017 to 12/31/2017	$12.37664	$14.14380	347,883
01/01/2018 to 12/31/2018	$14.14380	$12.79863	244,793
AST J.P. Morgan International Equity Portfolio
01/01/2009 to 12/31/2009	$7.78368	$10.33368	40,215
01/01/2010 to 12/31/2010	$10.33368	$10.82050	80,230
01/01/2011 to 12/31/2011	$10.82050	$9.60488	59,517
01/01/2012 to 12/31/2012	$9.60488	$11.43995	66,146
01/01/2013 to 12/31/2013	$11.43995	$12.89430	71,291
01/01/2014 to 12/31/2014	$12.89430	$11.79623	66,023
01/01/2015 to 12/31/2015	$11.79623	$11.20321	56,919
01/01/2016 to 12/31/2016	$11.20321	$11.15796	49,632
01/01/2017 to 12/31/2017	$11.15796	$14.13314	47,920
01/01/2018 to 12/31/2018	$14.13314	$11.39475	33,060
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2009 to 12/31/2009	$9.19703	$10.96455	628,069
01/01/2010 to 12/31/2010	$10.96455	$11.49692	724,178
01/01/2011 to 12/31/2011	$11.49692	$11.25949	657,747
01/01/2012 to 12/31/2012	$11.25949	$12.17972	825,471
01/01/2013 to 12/31/2013	$12.17972	$13.21287	785,813
01/01/2014 to 12/31/2014	$13.21287	$13.61293	749,969
01/01/2015 to 12/31/2015	$13.61293	$13.27606	623,960
01/01/2016 to 12/31/2016	$13.27606	$13.46978	534,611
01/01/2017 to 12/31/2017	$13.46978	$14.75936	530,303
01/01/2018 to 12/31/2018	$14.75936	$13.67948	383,560
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08348	$10.28169	0
01/01/2010 to 12/31/2010	$10.28169	$11.18250	6,898
01/01/2011 to 12/31/2011	$11.18250	$10.99851	3,991
01/01/2012 to 12/31/2012	$10.99851	$12.37752	30,638
01/01/2013 to 12/31/2013	$12.37752	$16.50679	32,675
01/01/2014 to 12/31/2014	$16.50679	$17.66066	34,927
01/01/2015 to 12/31/2015	$17.66066	$19.09011	24,521
01/01/2016 to 12/31/2016	$19.09011	$18.37958	25,089
01/01/2017 to 12/31/2017	$18.37958	$24.39342	23,000
01/01/2018 to 12/31/2018	$24.39342	$23.44617	18,148
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$7.02395	$8.90497	22,035
01/01/2010 to 12/31/2010	$8.90497	$10.41910	32,195
01/01/2011 to 12/31/2011	$10.41910	$10.08715	30,727
01/01/2012 to 12/31/2012	$10.08715	$11.06404	37,332
01/01/2013 to 12/31/2013	$11.06404	$14.76780	34,368
01/01/2014 to 12/31/2014	$14.76780	$15.95672	93,336
01/01/2015 to 12/31/2015	$15.95672	$17.16059	72,101
01/01/2016 to 12/31/2016	$17.16059	$17.70247	75,196
01/01/2017 to 12/31/2017	$17.70247	$23.00339	71,453
01/01/2018 to 12/31/2018	$23.00339	$21.86826	52,480

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Global Equity Portfolio
01/01/2009 to 12/31/2009	$8.72326	$11.20837	9,611
01/01/2010 to 12/31/2010	$11.20837	$12.27036	20,031
01/01/2011 to 12/31/2011	$12.27036	$11.61339	15,584
01/01/2012 to 12/31/2012	$11.61339	$13.96490	27,825
01/01/2013 to 12/31/2013	$13.96490	$17.41492	30,046
01/01/2014 to 12/31/2014	$17.41492	$17.63286	38,637
01/01/2015 to 12/31/2015	$17.63286	$16.97551	30,579
01/01/2016 to 12/31/2016	$16.97551	$17.76620	32,354
01/01/2017 to 12/31/2017	$17.76620	$21.49793	38,689
01/01/2018 to 12/31/2018	$21.49793	$18.99516	37,158
AST MFS Growth Portfolio
01/01/2009 to 12/31/2009	$8.02380	$9.74490	4,945
01/01/2010 to 12/31/2010	$9.74490	$10.73856	9,079
01/01/2011 to 12/31/2011	$10.73856	$10.43001	7,440
01/01/2012 to 12/31/2012	$10.43001	$11.93110	5,887
01/01/2013 to 12/31/2013	$11.93110	$15.93617	6,081
01/01/2014 to 12/31/2014	$15.93617	$16.92637	6,143
01/01/2015 to 12/31/2015	$16.92637	$17.73331	8,551
01/01/2016 to 12/31/2016	$17.73331	$17.65828	7,438
01/01/2017 to 12/31/2017	$17.65828	$22.55248	6,633
01/01/2018 to 12/31/2018	$22.55248	$22.50549	6,584
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99810	$10.17185	0
01/01/2013 to 12/31/2013	$10.17185	$13.36759	712
01/01/2014 to 12/31/2014	$13.36759	$14.39519	516
01/01/2015 to 12/31/2015	$14.39519	$13.96287	3,081
01/01/2016 to 12/31/2016	$13.96287	$15.47743	3,542
01/01/2017 to 12/31/2017	$15.47743	$17.74534	5,559
01/01/2018 to 12/31/2018	$17.74534	$15.57589	8,855
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.66062	$9.15272	24,697
01/01/2010 to 12/31/2010	$9.15272	$11.03847	41,087
01/01/2011 to 12/31/2011	$11.03847	$10.51733	26,688
01/01/2012 to 12/31/2012	$10.51733	$12.03539	40,518
01/01/2013 to 12/31/2013	$12.03539	$16.69890	48,497
01/01/2014 to 12/31/2014	$16.69890	$18.64059	52,518
01/01/2015 to 12/31/2015	$18.64059	$17.18584	64,398
01/01/2016 to 12/31/2016	$17.18584	$19.85328	66,377
01/01/2017 to 12/31/2017	$19.85328	$22.07351	68,573
01/01/2018 to 12/31/2018	$22.07351	$18.01787	54,994
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99810	$10.27770	49,370
01/01/2013 to 12/31/2013	$10.27770	$11.94105	101,613
01/01/2014 to 12/31/2014	$11.94105	$12.26636	95,582
01/01/2015 to 12/31/2015	$12.26636	$11.83588	77,367
01/01/2016 to 12/31/2016	$11.83588	$12.06457	73,861
01/01/2017 to 12/31/2017	$12.06457	$13.73254	82,863
01/01/2018 to 12/31/2018	$13.73254	$12.30536	69,112

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Parametric Emerging Markets Equity Portfolio
01/01/2009 to 12/31/2009	$5.55714	$9.04108	55,402
01/01/2010 to 12/31/2010	$9.04108	$10.80079	76,512
01/01/2011 to 12/31/2011	$10.80079	$8.41374	50,301
01/01/2012 to 12/31/2012	$8.41374	$9.69414	54,593
01/01/2013 to 12/31/2013	$9.69414	$9.49268	54,655
01/01/2014 to 12/31/2014	$9.49268	$8.84038	55,555
01/01/2015 to 12/31/2015	$8.84038	$7.19247	46,187
01/01/2016 to 12/31/2016	$7.19247	$7.89648	61,401
01/01/2017 to 12/31/2017	$7.89648	$9.75083	68,302
01/01/2018 to 12/31/2018	$9.75083	$8.18757	52,458
AST Preservation Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.84173	$10.36969	3,494,528
01/01/2010 to 12/31/2010	$10.36969	$11.20278	4,162,296
01/01/2011 to 12/31/2011	$11.20278	$11.05498	3,947,323
01/01/2012 to 12/31/2012	$11.05498	$11.92123	4,105,553
01/01/2013 to 12/31/2013	$11.92123	$12.72044	3,667,513
01/01/2014 to 12/31/2014	$12.72044	$13.14612	3,360,846
01/01/2015 to 12/31/2015	$13.14612	$12.86271	2,973,746
01/01/2016 to 12/31/2016	$12.86271	$13.26247	2,748,665
01/01/2017 to 12/31/2017	$13.26247	$14.27144	2,507,203
01/01/2018 to 12/31/2018	$14.27144	$13.54601	2,026,788
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01801	$10.05918	0
01/01/2012 to 12/31/2012	$10.05918	$10.52644	10,736
01/01/2013 to 12/31/2013	$10.52644	$10.04686	12,575
01/01/2014 to 12/31/2014	$10.04686	$10.41113	25,331
01/01/2015 to 12/31/2015	$10.41113	$10.14477	35,243
01/01/2016 to 12/31/2016	$10.14477	$10.32962	43,692
01/01/2017 to 12/31/2017	$10.32962	$10.66542	76,725
01/01/2018 to 12/31/2018	$10.66542	$10.33440	67,013
AST Prudential Growth Allocation Portfolio
01/01/2009 to 12/31/2009	$6.57477	$8.09236	1,950,413
01/01/2010 to 12/31/2010	$8.09236	$9.41046	2,836,532
01/01/2011 to 12/31/2011	$9.41046	$8.62330	2,057,158
01/01/2012 to 12/31/2012	$8.62330	$9.51355	2,579,148
01/01/2013 to 12/31/2013	$9.51355	$10.87774	2,597,621
01/01/2014 to 12/31/2014	$10.87774	$11.60554	2,501,296
01/01/2015 to 12/31/2015	$11.60554	$11.26949	2,891,604
01/01/2016 to 12/31/2016	$11.26949	$12.12274	2,591,382
01/01/2017 to 12/31/2017	$12.12274	$13.75177	4,440,957
01/01/2018 to 12/31/2018	$13.75177	$12.41375	3,073,540
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99809	$11.62451	0
01/01/2014 to 12/31/2014	$11.62451	$13.08872	0
01/01/2015 to 12/31/2015	$13.08872	$12.98552	1,284
01/01/2016 to 12/31/2016	$12.98552	$14.06544	1,230
01/01/2017 to 12/31/2017	$14.06544	$16.68608	1,085
01/01/2018 to 12/31/2018	$16.68608	$15.13510	1,085

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST QMA US Equity Alpha Portfolio
01/01/2009 to 12/31/2009	$6.79519	$8.08794	2,415
01/01/2010 to 12/31/2010	$8.08794	$9.09147	11,783
01/01/2011 to 12/31/2011	$9.09147	$9.19011	10,286
01/01/2012 to 12/31/2012	$9.19011	$10.66725	26,669
01/01/2013 to 12/31/2013	$10.66725	$13.80222	27,143
01/01/2014 to 12/31/2014	$13.80222	$15.80658	29,255
01/01/2015 to 12/31/2015	$15.80658	$15.91914	32,672
01/01/2016 to 12/31/2016	$15.91914	$17.86365	31,875
01/01/2017 to 12/31/2017	$17.86365	$21.33842	32,057
01/01/2018 to 12/31/2018	$21.33842	$19.13276	24,906
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99809	$8.86065	0
01/01/2012 to 12/31/2012	$8.86065	$9.79586	0
01/01/2013 to 12/31/2013	$9.79586	$11.71463	0
01/01/2014 to 12/31/2014	$11.71463	$12.18966	0
01/01/2015 to 12/31/2015	$12.18966	$11.92765	0
01/01/2016 to 12/31/2016	$11.92765	$12.39126	0
01/01/2017 to 12/31/2017	$12.39126	$14.30991	0
01/01/2018 to 12/31/2018	$14.30991	$13.06699	0
AST RCM World Trends Portfolio
01/01/2009 to 12/31/2009	$7.31419	$8.81771	1,331,992
01/01/2010 to 12/31/2010	$8.81771	$9.64205	1,541,048
01/01/2011 to 12/31/2011	$9.64205	$9.24995	1,328,344
01/01/2012 to 12/31/2012	$9.24995	$9.96648	1,332,263
01/01/2013 to 12/31/2013	$9.96648	$10.94893	1,233,948
01/01/2014 to 12/31/2014	$10.94893	$11.24736	1,214,888
01/01/2015 to 12/31/2015	$11.24736	$10.97077	892,934
01/01/2016 to 12/31/2016	$10.97077	$11.23558	759,049
01/01/2017 to 12/31/2017	$11.23558	$12.76040	875,626
01/01/2018 to 12/31/2018	$12.76040	$11.48054	504,354
AST Small-Cap Growth Opportunities Portfolio
01/01/2009 to 12/31/2009	$7.13539	$9.24860	13,291
01/01/2010 to 12/31/2010	$9.24860	$11.97731	14,714
01/01/2011 to 12/31/2011	$11.97731	$10.16820	12,507
01/01/2012 to 12/31/2012	$10.16820	$11.92855	19,897
01/01/2013 to 12/31/2013	$11.92855	$16.41123	23,106
01/01/2014 to 12/31/2014	$16.41123	$16.82656	23,598
01/01/2015 to 12/31/2015	$16.82656	$16.65965	21,384
01/01/2016 to 12/31/2016	$16.65965	$17.53120	18,342
01/01/2017 to 12/31/2017	$17.53120	$21.87310	26,077
01/01/2018 to 12/31/2018	$21.87310	$19.05087	19,268
AST Small-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.56108	$8.58389	7,475
01/01/2010 to 12/31/2010	$8.58389	$11.44129	13,593
01/01/2011 to 12/31/2011	$11.44129	$11.06953	14,395
01/01/2012 to 12/31/2012	$11.06953	$12.13176	22,429
01/01/2013 to 12/31/2013	$12.13176	$16.02249	26,471
01/01/2014 to 12/31/2014	$16.02249	$16.25234	25,882
01/01/2015 to 12/31/2015	$16.25234	$16.00390	31,018
01/01/2016 to 12/31/2016	$16.00390	$17.52568	21,429
01/01/2017 to 12/31/2017	$17.52568	$21.21988	19,708
01/01/2018 to 12/31/2018	$21.21988	$18.98763	16,923

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.86404	$9.75803	8,423
01/01/2010 to 12/31/2010	$9.75803	$12.01245	13,701
01/01/2011 to 12/31/2011	$12.01245	$11.03554	11,981
01/01/2012 to 12/31/2012	$11.03554	$12.73983	13,455
01/01/2013 to 12/31/2013	$12.73983	$17.10295	14,519
01/01/2014 to 12/31/2014	$17.10295	$17.59056	14,722
01/01/2015 to 12/31/2015	$17.59056	$16.44591	11,355
01/01/2016 to 12/31/2016	$16.44591	$20.76201	19,627
01/01/2017 to 12/31/2017	$20.76201	$21.77700	22,561
01/01/2018 to 12/31/2018	$21.77700	$17.64141	19,711
AST T. Rowe Price Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.50729	$10.31836	713,198
01/01/2010 to 12/31/2010	$10.31836	$11.24440	1,121,419
01/01/2011 to 12/31/2011	$11.24440	$11.20462	974,269
01/01/2012 to 12/31/2012	$11.20462	$12.42437	1,249,134
01/01/2013 to 12/31/2013	$12.42437	$14.18257	1,335,103
01/01/2014 to 12/31/2014	$14.18257	$14.67176	1,306,134
01/01/2015 to 12/31/2015	$14.67176	$14.34086	1,666,248
01/01/2016 to 12/31/2016	$14.34086	$15.06940	1,620,453
01/01/2017 to 12/31/2017	$15.06940	$16.99289	1,644,886
01/01/2018 to 12/31/2018	$16.99289	$15.71621	1,177,808
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.39820	$9.58786	32,361
01/01/2010 to 12/31/2010	$9.58786	$10.84896	54,510
01/01/2011 to 12/31/2011	$10.84896	$10.42050	32,934
01/01/2012 to 12/31/2012	$10.42050	$11.97100	51,939
01/01/2013 to 12/31/2013	$11.97100	$16.84560	50,813
01/01/2014 to 12/31/2014	$16.84560	$17.83237	62,494
01/01/2015 to 12/31/2015	$17.83237	$19.09260	69,005
01/01/2016 to 12/31/2016	$19.09260	$19.15862	52,994
01/01/2017 to 12/31/2017	$19.15862	$25.81228	50,537
01/01/2018 to 12/31/2018	$25.81228	$26.19134	98,951
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.67442	$8.86726	8,484
01/01/2010 to 12/31/2010	$8.86726	$9.74163	3,574
01/01/2011 to 12/31/2011	$9.74163	$9.47142	5,605
01/01/2012 to 12/31/2012	$9.47142	$10.49380	14,299
01/01/2013 to 12/31/2013	$10.49380	$13.80352	13,124
01/01/2014 to 12/31/2014	$13.80352	$13.69665	12,818
01/01/2015 to 12/31/2015	$13.69665	$12.57065	10,131
01/01/2016 to 12/31/2016	$12.57065	$13.03548	8,830
01/01/2017 to 12/31/2017	$13.03548	$14.84530	9,819
01/01/2018 to 12/31/2018	$14.84530	$13.09426	6,079
AST T. Rowe Price Natural Resources Portfolio
01/01/2009 to 12/31/2009	$8.86480	$12.93549	73,664
01/01/2010 to 12/31/2010	$12.93549	$15.22376	126,830
01/01/2011 to 12/31/2011	$15.22376	$12.65564	97,965
01/01/2012 to 12/31/2012	$12.65564	$12.81165	135,945
01/01/2013 to 12/31/2013	$12.81165	$14.44278	121,010
01/01/2014 to 12/31/2014	$14.44278	$12.93120	113,122
01/01/2015 to 12/31/2015	$12.93120	$10.20163	103,589
01/01/2016 to 12/31/2016	$10.20163	$12.42155	149,759
01/01/2017 to 12/31/2017	$12.42155	$13.38801	144,276
01/01/2018 to 12/31/2018	$13.38801	$10.90064	79,881

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Templeton Global Bond Portfolio
01/01/2009 to 12/31/2009	$9.96399	$10.91472	29,565
01/01/2010 to 12/31/2010	$10.91472	$11.27667	44,913
01/01/2011 to 12/31/2011	$11.27667	$11.47253	44,268
01/01/2012 to 12/31/2012	$11.47253	$11.79435	48,601
01/01/2013 to 12/31/2013	$11.79435	$11.09100	29,666
01/01/2014 to 12/31/2014	$11.09100	$10.89663	31,477
01/01/2015 to 12/31/2015	$10.89663	$10.15474	27,310
01/01/2016 to 12/31/2016	$10.15474	$10.35440	25,577
01/01/2017 to 12/31/2017	$10.35440	$10.32372	22,835
01/01/2018 to 12/31/2018	$10.32372	$10.28693	9,233
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.97427	$9.46381	8,801
01/01/2010 to 12/31/2010	$9.46381	$11.42956	11,219
01/01/2011 to 12/31/2011	$11.42956	$10.78208	8,336
01/01/2012 to 12/31/2012	$10.78208	$12.47352	13,784
01/01/2013 to 12/31/2013	$12.47352	$16.13772	15,479
01/01/2014 to 12/31/2014	$16.13772	$18.12745	14,714
01/01/2015 to 12/31/2015	$18.12745	$16.54068	13,263
01/01/2016 to 12/31/2016	$16.54068	$18.42373	18,589
01/01/2017 to 12/31/2017	$18.42373	$21.33768	18,574
01/01/2018 to 12/31/2018	$21.33768	$17.40005	16,987
AST Wellington Management Hedged Equity Portfolio
01/01/2009 to 12/31/2009	$6.81165	$8.54740	170,491
01/01/2010 to 12/31/2010	$8.54740	$9.57358	155,762
01/01/2011 to 12/31/2011	$9.57358	$9.03083	134,788
01/01/2012 to 12/31/2012	$9.03083	$9.79434	174,625
01/01/2013 to 12/31/2013	$9.79434	$11.53150	254,844
01/01/2014 to 12/31/2014	$11.53150	$11.88693	300,394
01/01/2015 to 12/31/2015	$11.88693	$11.54048	245,006
01/01/2016 to 12/31/2016	$11.54048	$12.01186	227,616
01/01/2017 to 12/31/2017	$12.01186	$13.33218	152,905
01/01/2018 to 12/31/2018	$13.33218	$12.37354	124,521
AST Western Asset Core Plus Bond Portfolio
01/01/2009 to 12/31/2009	$9.23456	$10.07192	80,753
01/01/2010 to 12/31/2010	$10.07192	$10.60805	137,974
01/01/2011 to 12/31/2011	$10.60805	$10.98935	114,585
01/01/2012 to 12/31/2012	$10.98935	$11.57971	143,134
01/01/2013 to 12/31/2013	$11.57971	$11.14492	161,646
01/01/2014 to 12/31/2014	$11.14492	$11.67273	145,509
01/01/2015 to 12/31/2015	$11.67273	$11.54569	169,536
01/01/2016 to 12/31/2016	$11.54569	$11.86218	150,743
01/01/2017 to 12/31/2017	$11.86218	$12.32166	172,125
01/01/2018 to 12/31/2018	$12.32166	$11.76469	158,623
ProFund VP Consumer Goods Portfolio
01/01/2009 to 12/31/2009	$7.63721	$9.07106	0
01/01/2010 to 12/31/2010	$9.07106	$10.40165	0
01/01/2011 to 12/31/2011	$10.40165	$10.86923	0
01/01/2012 to 12/31/2012	$10.86923	$11.77220	0
01/01/2013 to 12/31/2013	$11.77220	$14.77450	0
01/01/2014 to 12/31/2014	$14.77450	$15.91163	0
01/01/2015 to 12/31/2015	$15.91163	$16.19350	0
01/01/2016 to 12/31/2016	$16.19350	$16.38329	0
01/01/2017 to 12/31/2017	$16.38329	$18.41827	0
01/01/2018 to 12/31/2018	$18.41827	$15.32948	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Consumer Services
01/01/2009 to 12/31/2009	$7.01089	$8.95999	0
01/01/2010 to 12/31/2010	$8.95999	$10.62684	0
01/01/2011 to 12/31/2011	$10.62684	$10.95424	0
01/01/2012 to 12/31/2012	$10.95424	$13.06738	0
01/01/2013 to 12/31/2013	$13.06738	$17.85789	0
01/01/2014 to 12/31/2014	$17.85789	$19.62197	0
01/01/2015 to 12/31/2015	$19.62197	$20.07041	0
01/01/2016 to 12/31/2016	$20.07041	$20.43151	0
01/01/2017 to 12/31/2017	$20.43151	$23.63061	0
01/01/2018 to 12/31/2018	$23.63061	$23.22701	0
ProFund VP Financials
01/01/2009 to 12/31/2009	$5.24829	$5.89726	0
01/01/2010 to 12/31/2010	$5.89726	$6.39174	0
01/01/2011 to 12/31/2011	$6.39174	$5.38135	0
01/01/2012 to 12/31/2012	$5.38135	$6.55781	0
01/01/2013 to 12/31/2013	$6.55781	$8.46259	0
01/01/2014 to 12/31/2014	$8.46259	$9.33632	0
01/01/2015 to 12/31/2015	$9.33632	$8.98556	0
01/01/2016 to 12/31/2016	$8.98556	$10.12483	0
01/01/2017 to 12/31/2017	$10.12483	$11.69260	0
01/01/2018 to 12/31/2018	$11.69260	$10.23132	0
ProFund VP Health Care
01/01/2009 to 12/31/2009	$8.29892	$9.69400	0
01/01/2010 to 12/31/2010	$9.69400	$9.74078	0
01/01/2011 to 12/31/2011	$9.74078	$10.48002	0
01/01/2012 to 12/31/2012	$10.48002	$12.02099	0
01/01/2013 to 12/31/2013	$12.02099	$16.41472	0
01/01/2014 to 12/31/2014	$16.41472	$19.83878	0
01/01/2015 to 12/31/2015	$19.83878	$20.35689	0
01/01/2016 to 12/31/2016	$20.35689	$19.08440	0
01/01/2017 to 12/31/2017	$19.08440	$22.54806	0
01/01/2018 to 12/31/2018	$22.54806	$23.00453	0
ProFund VP Industrials
01/01/2009 to 12/31/2009	$6.06953	$7.35928	0
01/01/2010 to 12/31/2010	$7.35928	$8.89801	0
01/01/2011 to 12/31/2011	$8.89801	$8.53881	0
01/01/2012 to 12/31/2012	$8.53881	$9.66036	0
01/01/2013 to 12/31/2013	$9.66036	$13.04318	0
01/01/2014 to 12/31/2014	$13.04318	$13.45439	0
01/01/2015 to 12/31/2015	$13.45439	$12.69577	0
01/01/2016 to 12/31/2016	$12.69577	$14.58164	0
01/01/2017 to 12/31/2017	$14.58164	$17.43903	0
01/01/2018 to 12/31/2018	$17.43903	$14.86143	0
ProFund VP Large-Cap Growth
01/01/2009 to 12/31/2009	$6.68634	$8.47530	0
01/01/2010 to 12/31/2010	$8.47530	$9.37259	0
01/01/2011 to 12/31/2011	$9.37259	$9.44438	0
01/01/2012 to 12/31/2012	$9.44438	$10.40060	0
01/01/2013 to 12/31/2013	$10.40060	$13.27809	0
01/01/2014 to 12/31/2014	$13.27809	$14.65028	0
01/01/2015 to 12/31/2015	$14.65028	$14.85169	0
01/01/2016 to 12/31/2016	$14.85169	$15.23927	0
01/01/2017 to 12/31/2017	$15.23927	$18.65646	0
01/01/2018 to 12/31/2018	$18.65646	$17.88673	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Large-Cap Value
01/01/2009 to 12/31/2009	$6.24347	$7.28739	0
01/01/2010 to 12/31/2010	$7.28739	$8.03823	0
01/01/2011 to 12/31/2011	$8.03823	$7.75349	0
01/01/2012 to 12/31/2012	$7.75349	$8.74330	0
01/01/2013 to 12/31/2013	$8.74330	$11.09622	0
01/01/2014 to 12/31/2014	$11.09622	$11.97689	0
01/01/2015 to 12/31/2015	$11.97689	$11.14772	0
01/01/2016 to 12/31/2016	$11.14772	$12.57324	0
01/01/2017 to 12/31/2017	$12.57324	$13.93591	0
01/01/2018 to 12/31/2018	$13.93591	$12.16734	0
ProFund VP Mid-Cap Growth
01/01/2009 to 12/31/2009	$6.17185	$8.34071	0
01/01/2010 to 12/31/2010	$8.34071	$10.46522	0
01/01/2011 to 12/31/2011	$10.46522	$9.92945	0
01/01/2012 to 12/31/2012	$9.92945	$11.19304	0
01/01/2013 to 12/31/2013	$11.19304	$14.27442	0
01/01/2014 to 12/31/2014	$14.27442	$14.76834	0
01/01/2015 to 12/31/2015	$14.76834	$14.47018	0
01/01/2016 to 12/31/2016	$14.47018	$15.95925	0
01/01/2017 to 12/31/2017	$15.95925	$18.44847	0
01/01/2018 to 12/31/2018	$18.44847	$15.86365	0
ProFund VP Mid-Cap Value
01/01/2009 to 12/31/2009	$6.43513	$8.22837	0
01/01/2010 to 12/31/2010	$8.22837	$9.68372	0
01/01/2011 to 12/31/2011	$9.68372	$9.09046	0
01/01/2012 to 12/31/2012	$9.09046	$10.35248	0
01/01/2013 to 12/31/2013	$10.35248	$13.36766	0
01/01/2014 to 12/31/2014	$13.36766	$14.39099	0
01/01/2015 to 12/31/2015	$14.39099	$12.90415	0
01/01/2016 to 12/31/2016	$12.90415	$15.67757	0
01/01/2017 to 12/31/2017	$15.67757	$16.94368	0
01/01/2018 to 12/31/2018	$16.94368	$14.35258	0
ProFund VP Real Estate
01/01/2009 to 12/31/2009	$5.49330	$6.86444	0
01/01/2010 to 12/31/2010	$6.86444	$8.36296	0
01/01/2011 to 12/31/2011	$8.36296	$8.55948	0
01/01/2012 to 12/31/2012	$8.55948	$9.79861	0
01/01/2013 to 12/31/2013	$9.79861	$9.58239	0
01/01/2014 to 12/31/2014	$9.58239	$11.70468	0
01/01/2015 to 12/31/2015	$11.70468	$11.47302	0
01/01/2016 to 12/31/2016	$11.47302	$11.85213	0
01/01/2017 to 12/31/2017	$11.85213	$12.51300	0
01/01/2018 to 12/31/2018	$12.51300	$11.52765	0
ProFund VP Small-Cap Growth
01/01/2009 to 12/31/2009	$6.77909	$8.35679	0
01/01/2010 to 12/31/2010	$8.35679	$10.26535	0
01/01/2011 to 12/31/2011	$10.26535	$10.15857	0
01/01/2012 to 12/31/2012	$10.15857	$11.16373	0
01/01/2013 to 12/31/2013	$11.16373	$15.31695	0
01/01/2014 to 12/31/2014	$15.31695	$15.29039	0
01/01/2015 to 12/31/2015	$15.29039	$15.11440	0
01/01/2016 to 12/31/2016	$15.11440	$17.75647	0
01/01/2017 to 12/31/2017	$17.75647	$19.59998	0
01/01/2018 to 12/31/2018	$19.59998	$18.04666	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Small-Cap Value
01/01/2009 to 12/31/2009	$7.14678	$8.40716	0
01/01/2010 to 12/31/2010	$8.40716	$10.02984	0
01/01/2011 to 12/31/2011	$10.02984	$9.39785	0
01/01/2012 to 12/31/2012	$9.39785	$10.66510	0
01/01/2013 to 12/31/2013	$10.66510	$14.34617	0
01/01/2014 to 12/31/2014	$14.34617	$14.83164	0
01/01/2015 to 12/31/2015	$14.83164	$13.29140	0
01/01/2016 to 12/31/2016	$13.29140	$16.72421	0
01/01/2017 to 12/31/2017	$16.72421	$17.92819	0
01/01/2018 to 12/31/2018	$17.92819	$15.02429	0
ProFund VP Telecommunications
01/01/2009 to 12/31/2009	$7.23615	$7.58749	0
01/01/2010 to 12/31/2010	$7.58749	$8.57621	0
01/01/2011 to 12/31/2011	$8.57621	$8.53611	0
01/01/2012 to 12/31/2012	$8.53611	$9.71718	0
01/01/2013 to 12/31/2013	$9.71718	$10.64000	0
01/01/2014 to 12/31/2014	$10.64000	$10.45451	0
01/01/2015 to 12/31/2015	$10.45451	$10.36988	0
01/01/2016 to 12/31/2016	$10.36988	$12.32690	0
01/01/2017 to 12/31/2017	$12.32690	$11.78881	0
01/01/2018 to 12/31/2018	$11.78881	$9.77702	0
ProFund VP Utilities
01/01/2009 to 12/31/2009	$7.18288	$7.77133	0
01/01/2010 to 12/31/2010	$7.77133	$8.04473	0
01/01/2011 to 12/31/2011	$8.04473	$9.23675	0
01/01/2012 to 12/31/2012	$9.23675	$9.03694	0
01/01/2013 to 12/31/2013	$9.03694	$10.00483	0
01/01/2014 to 12/31/2014	$10.00483	$12.30542	0
01/01/2015 to 12/31/2015	$12.30542	$11.25303	0
01/01/2016 to 12/31/2016	$11.25303	$12.65316	0
01/01/2017 to 12/31/2017	$12.65316	$13.67891	0
01/01/2018 to 12/31/2018	$13.67891	$13.74858	0
*Denotes the start date of these sub-accounts

PREMIER L SERIES
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: Lifetime Five Income Benefit, OR Highest Daily Lifetime Five Income Benefit, and Combination 5% roll-up and HAV Death Benefit (2.60%) OR Lifetime Five Income Benefit and Highest Daily Value Death Benefit (2.60%) OR HD GRO 60 bps and
Combo DB (2.60%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.71102	$9.34622	5,340,354
01/01/2010 to 12/31/2010	$9.34622	$10.19937	4,966,744
01/01/2011 to 12/31/2011	$10.19937	$9.67688	4,542,358
01/01/2012 to 12/31/2012	$9.67688	$10.61646	4,254,692
01/01/2013 to 12/31/2013	$10.61646	$11.37944	3,915,392
01/01/2014 to 12/31/2014	$11.37944	$11.51451	3,441,789
01/01/2015 to 12/31/2015	$11.51451	$10.86150	3,070,059
01/01/2016 to 12/31/2016	$10.86150	$11.25757	2,765,668
01/01/2017 to 12/31/2017	$11.25757	$12.35408	2,457,041
01/01/2018 to 12/31/2018	$12.35408	$11.05967	2,152,518
AST Advanced Strategies Portfolio
01/01/2009 to 12/31/2009	$7.72769	$9.50522	2,631,431
01/01/2010 to 12/31/2010	$9.50522	$10.53429	2,558,787
01/01/2011 to 12/31/2011	$10.53429	$10.27926	2,262,521
01/01/2012 to 12/31/2012	$10.27926	$11.38582	2,196,331
01/01/2013 to 12/31/2013	$11.38582	$12.93477	2,217,586
01/01/2014 to 12/31/2014	$12.93477	$13.37698	2,138,060
01/01/2015 to 12/31/2015	$13.37698	$13.14258	1,979,719
01/01/2016 to 12/31/2016	$13.14258	$13.72065	1,842,002
01/01/2017 to 12/31/2017	$13.72065	$15.63770	1,582,967
01/01/2018 to 12/31/2018	$15.63770	$14.34213	1,465,974
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99789	$11.56584	0
01/01/2014 to 12/31/2014	$11.56584	$12.75733	0
01/01/2015 to 12/31/2015	$12.75733	$12.64874	0
01/01/2016 to 12/31/2016	$12.64874	$13.64854	0
01/01/2017 to 12/31/2017	$13.64854	$16.24850	0
01/01/2018 to 12/31/2018	$16.24850	$14.54633	0
AST Balanced Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.97618	$9.58516	3,810,794
01/01/2010 to 12/31/2010	$9.58516	$10.49278	3,664,363
01/01/2011 to 12/31/2011	$10.49278	$10.10302	3,318,645
01/01/2012 to 12/31/2012	$10.10302	$11.07499	3,064,089
01/01/2013 to 12/31/2013	$11.07499	$12.69936	2,848,878
01/01/2014 to 12/31/2014	$12.69936	$13.18473	2,553,067
01/01/2015 to 12/31/2015	$13.18473	$12.91179	2,337,538
01/01/2016 to 12/31/2016	$12.91179	$13.37805	2,268,408
01/01/2017 to 12/31/2017	$13.37805	$14.98362	2,085,393
01/01/2018 to 12/31/2018	$14.98362	$13.88136	1,915,165
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99719	$9.11083	2,474,475
01/01/2012 to 12/31/2012	$9.11083	$9.93582	2,389,612
01/01/2013 to 12/31/2013	$9.93582	$10.73507	2,092,859
01/01/2014 to 12/31/2014	$10.73507	$10.97512	1,888,174
01/01/2015 to 12/31/2015	$10.97512	$10.37594	1,681,891
01/01/2016 to 12/31/2016	$10.37594	$10.81752	1,555,550
01/01/2017 to 12/31/2017	$10.81752	$11.87385	1,365,689
01/01/2018 to 12/31/2018	$11.87385	$10.96032	1,202,644

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Low Duration Bond Portfolio
01/01/2009 to 12/31/2009	$10.36152	$11.13203	0
01/01/2010 to 12/31/2010	$11.13203	$11.27296	0
01/01/2011 to 12/31/2011	$11.27296	$11.23479	0
01/01/2012 to 12/31/2012	$11.23479	$11.46375	0
01/01/2013 to 12/31/2013	$11.46375	$10.93039	0
01/01/2014 to 12/31/2014	$10.93039	$10.64310	0
01/01/2015 to 12/31/2015	$10.64310	$10.42357	0
01/01/2016 to 12/31/2016	$10.42357	$10.32648	0
01/01/2017 to 12/31/2017	$10.32648	$10.23685	0
01/01/2018 to 12/31/2018	$10.23685	$10.05022	0
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2009 to 12/31/2009	$10.29762	$11.69541	0
01/01/2010 to 12/31/2010	$11.69541	$12.27880	0
01/01/2011 to 12/31/2011	$12.27880	$12.34857	0
01/01/2012 to 12/31/2012	$12.34857	$13.15703	0
01/01/2013 to 12/31/2013	$13.15703	$12.58798	0
01/01/2014 to 12/31/2014	$12.58798	$12.78818	0
01/01/2015 to 12/31/2015	$12.78818	$12.20132	0
01/01/2016 to 12/31/2016	$12.20132	$12.39558	0
01/01/2017 to 12/31/2017	$12.39558	$12.60916	0
01/01/2018 to 12/31/2018	$12.60916	$12.20670	0
AST Bond Portfolio 2018
05/01/2009* to 12/31/2009	$9.92250	$9.64411	0
01/01/2010 to 12/31/2010	$9.64411	$10.45117	0
01/01/2011 to 12/31/2011	$10.45117	$11.57013	0
01/01/2012 to 12/31/2012	$11.57013	$11.92091	0
01/01/2013 to 12/31/2013	$11.92091	$11.25352	0
01/01/2014 to 12/31/2014	$11.25352	$11.26033	0
01/01/2015 to 12/31/2015	$11.26033	$11.06386	0
01/01/2016 to 12/31/2016	$11.06386	$10.95765	0
01/01/2017 to 12/31/2017	$10.95765	$10.75668	0
01/01/2018 to 12/31/2018	$10.75668	$10.56190	0
AST Bond Portfolio 2019
05/01/2009* to 12/31/2009	$9.90528	$9.54520	0
01/01/2010 to 12/31/2010	$9.54520	$10.36029	0
01/01/2011 to 12/31/2011	$10.36029	$11.71117	0
01/01/2012 to 12/31/2012	$11.71117	$12.08262	0
01/01/2013 to 12/31/2013	$12.08262	$11.20732	0
01/01/2014 to 12/31/2014	$11.20732	$11.38909	0
01/01/2015 to 12/31/2015	$11.38909	$11.21936	0
01/01/2016 to 12/31/2016	$11.21936	$11.09388	0
01/01/2017 to 12/31/2017	$11.09388	$10.89553	0
01/01/2018 to 12/31/2018	$10.89553	$10.67815	0
AST Bond Portfolio 2020
05/01/2009* to 12/31/2009	$9.88399	$9.22108	0
01/01/2010 to 12/31/2010	$9.22108	$10.05194	0
01/01/2011 to 12/31/2011	$10.05194	$11.62746	0
01/01/2012 to 12/31/2012	$11.62746	$12.04854	0
01/01/2013 to 12/31/2013	$12.04854	$10.97798	0
01/01/2014 to 12/31/2014	$10.97798	$11.35876	0
01/01/2015 to 12/31/2015	$11.35876	$11.23989	0
01/01/2016 to 12/31/2016	$11.23989	$11.16997	0
01/01/2017 to 12/31/2017	$11.16997	$10.98400	0
01/01/2018 to 12/31/2018	$10.98400	$10.73535	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$9.99719	$10.92600	0
01/01/2011 to 12/31/2011	$10.92600	$12.81152	5,925
01/01/2012 to 12/31/2012	$12.81152	$13.33473	2,589
01/01/2013 to 12/31/2013	$13.33473	$12.08684	0
01/01/2014 to 12/31/2014	$12.08684	$12.68532	0
01/01/2015 to 12/31/2015	$12.68532	$12.58426	0
01/01/2016 to 12/31/2016	$12.58426	$12.51545	0
01/01/2017 to 12/31/2017	$12.51545	$12.39182	0
01/01/2018 to 12/31/2018	$12.39182	$12.08418	0
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99789	$11.93089	0
01/01/2012 to 12/31/2012	$11.93089	$12.30799	0
01/01/2013 to 12/31/2013	$12.30799	$10.82692	0
01/01/2014 to 12/31/2014	$10.82692	$11.64682	0
01/01/2015 to 12/31/2015	$11.64682	$11.58961	0
01/01/2016 to 12/31/2016	$11.58961	$11.50287	0
01/01/2017 to 12/31/2017	$11.50287	$11.38792	0
01/01/2018 to 12/31/2018	$11.38792	$11.08143	0
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99719	$10.32109	0
01/01/2013 to 12/31/2013	$10.32109	$9.03340	0
01/01/2014 to 12/31/2014	$9.03340	$9.91549	0
01/01/2015 to 12/31/2015	$9.91549	$9.92589	0
01/01/2016 to 12/31/2016	$9.92589	$9.85969	0
01/01/2017 to 12/31/2017	$9.85969	$9.77340	0
01/01/2018 to 12/31/2018	$9.77340	$9.49925	0
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99859	$8.68401	0
01/01/2014 to 12/31/2014	$8.68401	$9.69895	11,004
01/01/2015 to 12/31/2015	$9.69895	$9.72160	0
01/01/2016 to 12/31/2016	$9.72160	$9.65648	0
01/01/2017 to 12/31/2017	$9.65648	$9.57072	0
01/01/2018 to 12/31/2018	$9.57072	$9.26682	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99859	$11.21841	0
01/01/2015 to 12/31/2015	$11.21841	$11.15257	14,789
01/01/2016 to 12/31/2016	$11.15257	$11.13922	4,775
01/01/2017 to 12/31/2017	$11.13922	$11.05623	5,139
01/01/2018 to 12/31/2018	$11.05623	$10.69532	3,599
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99859	$9.86349	0
01/01/2016 to 12/31/2016	$9.86349	$9.81382	10,940
01/01/2017 to 12/31/2017	$9.81382	$9.79725	10,636
01/01/2018 to 12/31/2018	$9.79725	$9.44828	0
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	$9.99719	$9.80573	0
01/01/2017 to 12/31/2017	$9.80573	$9.81441	0
01/01/2018 to 12/31/2018	$9.81441	$9.44388	0
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	$9.99719	$9.96171	0
01/01/2018 to 12/31/2018	$9.96171	$9.50830	3,505
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	$9.99719	$9.58925	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Capital Growth Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.51325	$9.17773	9,157,397
01/01/2010 to 12/31/2010	$9.17773	$10.14170	8,749,377
01/01/2011 to 12/31/2011	$10.14170	$9.64514	7,858,699
01/01/2012 to 12/31/2012	$9.64514	$10.69033	7,444,928
01/01/2013 to 12/31/2013	$10.69033	$12.78268	7,409,478
01/01/2014 to 12/31/2014	$12.78268	$13.33027	7,180,163
01/01/2015 to 12/31/2015	$13.33027	$13.06165	6,583,407
01/01/2016 to 12/31/2016	$13.06165	$13.60174	5,958,102
01/01/2017 to 12/31/2017	$13.60174	$15.62972	5,182,369
01/01/2018 to 12/31/2018	$15.62972	$14.28429	4,671,884
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99789	$11.57336	0
01/01/2014 to 12/31/2014	$11.57336	$12.81530	0
01/01/2015 to 12/31/2015	$12.81530	$12.04435	0
01/01/2016 to 12/31/2016	$12.04435	$13.48843	0
01/01/2017 to 12/31/2017	$13.48843	$15.56710	0
01/01/2018 to 12/31/2018	$15.56710	$14.44744	0
AST Cohen & Steers Realty Portfolio
01/01/2009 to 12/31/2009	$7.85144	$10.09561	0
01/01/2010 to 12/31/2010	$10.09561	$12.66314	0
01/01/2011 to 12/31/2011	$12.66314	$13.15625	0
01/01/2012 to 12/31/2012	$13.15625	$14.79037	0
01/01/2013 to 12/31/2013	$14.79037	$14.86716	0
01/01/2014 to 12/31/2014	$14.86716	$18.97020	0
01/01/2015 to 12/31/2015	$18.97020	$19.38513	0
01/01/2016 to 12/31/2016	$19.38513	$19.80494	0
01/01/2017 to 12/31/2017	$19.80494	$20.50997	0
01/01/2018 to 12/31/2018	$20.50997	$19.03685	0
AST Fidelity Institutional AM® Quantitative Portfolio
formerly,AST FI Pyramis® Quantitative Portfolio
01/01/2009 to 12/31/2009	$7.09646	$8.56628	920,292
01/01/2010 to 12/31/2010	$8.56628	$9.54845	925,413
01/01/2011 to 12/31/2011	$9.54845	$9.16683	794,303
01/01/2012 to 12/31/2012	$9.16683	$9.88432	796,849
01/01/2013 to 12/31/2013	$9.88432	$11.05591	782,903
01/01/2014 to 12/31/2014	$11.05591	$11.11526	767,352
01/01/2015 to 12/31/2015	$11.11526	$10.94090	680,203
01/01/2016 to 12/31/2016	$10.94090	$11.11787	631,335
01/01/2017 to 12/31/2017	$11.11787	$12.62193	434,059
01/01/2018 to 12/31/2018	$12.62193	$11.34751	414,933
AST Global Real Estate Portfolio
01/01/2009 to 12/31/2009	$6.08835	$8.01690	0
01/01/2010 to 12/31/2010	$8.01690	$9.39223	0
01/01/2011 to 12/31/2011	$9.39223	$8.69329	0
01/01/2012 to 12/31/2012	$8.69329	$10.74374	0
01/01/2013 to 12/31/2013	$10.74374	$10.92671	0
01/01/2014 to 12/31/2014	$10.92671	$12.13271	0
01/01/2015 to 12/31/2015	$12.13271	$11.81462	0
01/01/2016 to 12/31/2016	$11.81462	$11.61898	0
01/01/2017 to 12/31/2017	$11.61898	$12.55813	0
01/01/2018 to 12/31/2018	$12.55813	$11.66170	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.89760	$8.01280	0
01/01/2010 to 12/31/2010	$8.01280	$8.81621	0
01/01/2011 to 12/31/2011	$8.81621	$8.11882	0
01/01/2012 to 12/31/2012	$8.11882	$9.46892	0
01/01/2013 to 12/31/2013	$9.46892	$12.32467	0
01/01/2014 to 12/31/2014	$12.32467	$13.58997	0
01/01/2015 to 12/31/2015	$13.58997	$12.63337	0
01/01/2016 to 12/31/2016	$12.63337	$13.73532	0
01/01/2017 to 12/31/2017	$13.73532	$14.69304	0
01/01/2018 to 12/31/2018	$14.69304	$13.09753	0
AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$7.30001	$11.17735	0
01/01/2010 to 12/31/2010	$11.17735	$13.05398	0
01/01/2011 to 12/31/2011	$13.05398	$12.34479	0
01/01/2012 to 12/31/2012	$12.34479	$14.39131	0
01/01/2013 to 12/31/2013	$14.39131	$18.54217	0
01/01/2014 to 12/31/2014	$18.54217	$20.15548	0
01/01/2015 to 12/31/2015	$20.15548	$18.52765	0
01/01/2016 to 12/31/2016	$18.52765	$18.35614	0
01/01/2017 to 12/31/2017	$18.35614	$22.73942	0
01/01/2018 to 12/31/2018	$22.73942	$21.19608	0
AST Goldman Sachs Multi-Asset Portfolio
01/01/2009 to 12/31/2009	$7.56981	$9.10315	88,021
01/01/2010 to 12/31/2010	$9.10315	$9.90141	96,984
01/01/2011 to 12/31/2011	$9.90141	$9.60198	96,529
01/01/2012 to 12/31/2012	$9.60198	$10.30627	90,679
01/01/2013 to 12/31/2013	$10.30627	$11.03163	62,874
01/01/2014 to 12/31/2014	$11.03163	$11.18653	37,493
01/01/2015 to 12/31/2015	$11.18653	$10.80377	29,371
01/01/2016 to 12/31/2016	$10.80377	$11.08403	28,382
01/01/2017 to 12/31/2017	$11.08403	$12.13096	36,809
01/01/2018 to 12/31/2018	$12.13096	$10.98745	35,076
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.60811	$9.40612	0
01/01/2010 to 12/31/2010	$9.40612	$11.62192	0
01/01/2011 to 12/31/2011	$11.62192	$11.47536	0
01/01/2012 to 12/31/2012	$11.47536	$12.93883	0
01/01/2013 to 12/31/2013	$12.93883	$17.50570	0
01/01/2014 to 12/31/2014	$17.50570	$18.29022	0
01/01/2015 to 12/31/2015	$18.29022	$16.84711	0
01/01/2016 to 12/31/2016	$16.84711	$20.41358	0
01/01/2017 to 12/31/2017	$20.41358	$22.32277	0
01/01/2018 to 12/31/2018	$22.32277	$18.69414	0
AST Government Money Market Portfolio
01/01/2009 to 12/31/2009	$10.36497	$10.12714	0
01/01/2010 to 12/31/2010	$10.12714	$9.87290	0
01/01/2011 to 12/31/2011	$9.87290	$9.62525	0
01/01/2012 to 12/31/2012	$9.62525	$9.38159	0
01/01/2013 to 12/31/2013	$9.38159	$9.14376	0
01/01/2014 to 12/31/2014	$9.14376	$8.91200	0
01/01/2015 to 12/31/2015	$8.91200	$8.68620	0
01/01/2016 to 12/31/2016	$8.68620	$8.46658	0
01/01/2017 to 12/31/2017	$8.46658	$8.28084	0
01/01/2018 to 12/31/2018	$8.28084	$8.17472	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST High Yield Portfolio
01/01/2009 to 12/31/2009	$7.62797	$10.07794	0
01/01/2010 to 12/31/2010	$10.07794	$11.14859	0
01/01/2011 to 12/31/2011	$11.14859	$11.21128	0
01/01/2012 to 12/31/2012	$11.21128	$12.44281	0
01/01/2013 to 12/31/2013	$12.44281	$12.99831	0
01/01/2014 to 12/31/2014	$12.99831	$12.99298	0
01/01/2015 to 12/31/2015	$12.99298	$12.21233	0
01/01/2016 to 12/31/2016	$12.21233	$13.73622	0
01/01/2017 to 12/31/2017	$13.73622	$14.38940	0
01/01/2018 to 12/31/2018	$14.38940	$13.74419	0
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.52259	$7.59276	0
01/01/2010 to 12/31/2010	$7.59276	$8.37420	0
01/01/2011 to 12/31/2011	$8.37420	$7.82078	0
01/01/2012 to 12/31/2012	$7.82078	$8.90939	0
01/01/2013 to 12/31/2013	$8.90939	$12.14515	0
01/01/2014 to 12/31/2014	$12.14515	$13.46461	0
01/01/2015 to 12/31/2015	$13.46461	$12.09493	0
01/01/2016 to 12/31/2016	$12.09493	$14.13350	0
01/01/2017 to 12/31/2017	$14.13350	$16.42037	0
01/01/2018 to 12/31/2018	$16.42037	$13.73720	0
AST International Growth Portfolio
01/01/2009 to 12/31/2009	$5.93261	$7.82281	0
01/01/2010 to 12/31/2010	$7.82281	$8.73008	0
01/01/2011 to 12/31/2011	$8.73008	$7.40935	0
01/01/2012 to 12/31/2012	$7.40935	$8.69206	0
01/01/2013 to 12/31/2013	$8.69206	$10.08632	0
01/01/2014 to 12/31/2014	$10.08632	$9.28749	0
01/01/2015 to 12/31/2015	$9.28749	$9.33705	0
01/01/2016 to 12/31/2016	$9.33705	$8.75712	0
01/01/2017 to 12/31/2017	$8.75712	$11.55980	0
01/01/2018 to 12/31/2018	$11.55980	$9.76339	0
AST International Value Portfolio
01/01/2009 to 12/31/2009	$6.76920	$8.60978	0
01/01/2010 to 12/31/2010	$8.60978	$9.32176	0
01/01/2011 to 12/31/2011	$9.32176	$7.94553	0
01/01/2012 to 12/31/2012	$7.94553	$9.03533	0
01/01/2013 to 12/31/2013	$9.03533	$10.52073	0
01/01/2014 to 12/31/2014	$10.52073	$9.56667	0
01/01/2015 to 12/31/2015	$9.56667	$9.40041	0
01/01/2016 to 12/31/2016	$9.40041	$9.21593	0
01/01/2017 to 12/31/2017	$9.21593	$11.03227	0
01/01/2018 to 12/31/2018	$11.03227	$9.01617	0
AST J.P. Morgan Global Thematic Portfolio
01/01/2009 to 12/31/2009	$7.09658	$8.76123	16,564
01/01/2010 to 12/31/2010	$8.76123	$9.71916	15,006
01/01/2011 to 12/31/2011	$9.71916	$9.41929	17,541
01/01/2012 to 12/31/2012	$9.41929	$10.42718	16,637
01/01/2013 to 12/31/2013	$10.42718	$11.81773	15,484
01/01/2014 to 12/31/2014	$11.81773	$12.25127	8,540
01/01/2015 to 12/31/2015	$12.25127	$11.81567	8,935
01/01/2016 to 12/31/2016	$11.81567	$12.11769	8,140
01/01/2017 to 12/31/2017	$12.11769	$13.81418	5,196
01/01/2018 to 12/31/2018	$13.81418	$12.46975	5,182

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan International Equity Portfolio
01/01/2009 to 12/31/2009	$7.71162	$10.21306	0
01/01/2010 to 12/31/2010	$10.21306	$10.66809	0
01/01/2011 to 12/31/2011	$10.66809	$9.44664	0
01/01/2012 to 12/31/2012	$9.44664	$11.22411	0
01/01/2013 to 12/31/2013	$11.22411	$12.62013	0
01/01/2014 to 12/31/2014	$12.62013	$11.51722	0
01/01/2015 to 12/31/2015	$11.51722	$10.91155	0
01/01/2016 to 12/31/2016	$10.91155	$10.84114	0
01/01/2017 to 12/31/2017	$10.84114	$13.69850	0
01/01/2018 to 12/31/2018	$13.69850	$11.01727	0
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2009 to 12/31/2009	$9.11199	$10.83664	228,004
01/01/2010 to 12/31/2010	$10.83664	$11.33516	220,597
01/01/2011 to 12/31/2011	$11.33516	$11.07413	196,417
01/01/2012 to 12/31/2012	$11.07413	$11.95003	231,927
01/01/2013 to 12/31/2013	$11.95003	$12.93222	231,672
01/01/2014 to 12/31/2014	$12.93222	$13.29129	195,561
01/01/2015 to 12/31/2015	$13.29129	$12.93074	164,237
01/01/2016 to 12/31/2016	$12.93074	$13.08754	153,694
01/01/2017 to 12/31/2017	$13.08754	$14.30580	134,559
01/01/2018 to 12/31/2018	$14.30580	$13.22648	119,810
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08328	$10.27840	0
01/01/2010 to 12/31/2010	$10.27840	$11.15165	0
01/01/2011 to 12/31/2011	$11.15165	$10.94139	0
01/01/2012 to 12/31/2012	$10.94139	$12.28312	0
01/01/2013 to 12/31/2013	$12.28312	$16.34106	0
01/01/2014 to 12/31/2014	$16.34106	$17.44065	0
01/01/2015 to 12/31/2015	$17.44065	$18.80645	0
01/01/2016 to 12/31/2016	$18.80645	$18.06245	0
01/01/2017 to 12/31/2017	$18.06245	$23.91434	0
01/01/2018 to 12/31/2018	$23.91434	$22.92933	0
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.95886	$8.80096	0
01/01/2010 to 12/31/2010	$8.80096	$10.27233	0
01/01/2011 to 12/31/2011	$10.27233	$9.92091	0
01/01/2012 to 12/31/2012	$9.92091	$10.85514	0
01/01/2013 to 12/31/2013	$10.85514	$14.45360	0
01/01/2014 to 12/31/2014	$14.45360	$15.57911	0
01/01/2015 to 12/31/2015	$15.57911	$16.71364	0
01/01/2016 to 12/31/2016	$16.71364	$17.19947	0
01/01/2017 to 12/31/2017	$17.19947	$22.29552	0
01/01/2018 to 12/31/2018	$22.29552	$21.14329	0
AST MFS Global Equity Portfolio
01/01/2009 to 12/31/2009	$8.64258	$11.07773	0
01/01/2010 to 12/31/2010	$11.07773	$12.09781	0
01/01/2011 to 12/31/2011	$12.09781	$11.42220	0
01/01/2012 to 12/31/2012	$11.42220	$13.70149	0
01/01/2013 to 12/31/2013	$13.70149	$17.04477	0
01/01/2014 to 12/31/2014	$17.04477	$17.21591	0
01/01/2015 to 12/31/2015	$17.21591	$16.53364	0
01/01/2016 to 12/31/2016	$16.53364	$17.26178	0
01/01/2017 to 12/31/2017	$17.26178	$20.83678	0
01/01/2018 to 12/31/2018	$20.83678	$18.36586	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Portfolio
01/01/2009 to 12/31/2009	$7.94948	$9.63119	0
01/01/2010 to 12/31/2010	$9.63119	$10.58722	0
01/01/2011 to 12/31/2011	$10.58722	$10.25797	0
01/01/2012 to 12/31/2012	$10.25797	$11.70562	0
01/01/2013 to 12/31/2013	$11.70562	$15.59703	0
01/01/2014 to 12/31/2014	$15.59703	$16.52580	0
01/01/2015 to 12/31/2015	$16.52580	$17.27129	0
01/01/2016 to 12/31/2016	$17.27129	$17.15642	0
01/01/2017 to 12/31/2017	$17.15642	$21.85830	0
01/01/2018 to 12/31/2018	$21.85830	$21.75916	0
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99790	$10.16264	0
01/01/2013 to 12/31/2013	$10.16264	$13.32293	0
01/01/2014 to 12/31/2014	$13.32293	$14.31210	0
01/01/2015 to 12/31/2015	$14.31210	$13.84838	0
01/01/2016 to 12/31/2016	$13.84838	$15.31326	0
01/01/2017 to 12/31/2017	$15.31326	$17.51443	0
01/01/2018 to 12/31/2018	$17.51443	$15.33557	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.59897	$9.04576	0
01/01/2010 to 12/31/2010	$9.04576	$10.88298	0
01/01/2011 to 12/31/2011	$10.88298	$10.34401	0
01/01/2012 to 12/31/2012	$10.34401	$11.80816	0
01/01/2013 to 12/31/2013	$11.80816	$16.34391	0
01/01/2014 to 12/31/2014	$16.34391	$18.19979	0
01/01/2015 to 12/31/2015	$18.19979	$16.73848	0
01/01/2016 to 12/31/2016	$16.73848	$19.28962	0
01/01/2017 to 12/31/2017	$19.28962	$21.39475	0
01/01/2018 to 12/31/2018	$21.39475	$17.42098	0
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99790	$10.26066	0
01/01/2013 to 12/31/2013	$10.26066	$11.89216	14,084
01/01/2014 to 12/31/2014	$11.89216	$12.18635	24,543
01/01/2015 to 12/31/2015	$12.18635	$11.72996	24,230
01/01/2016 to 12/31/2016	$11.72996	$11.92753	22,001
01/01/2017 to 12/31/2017	$11.92753	$13.54351	21,190
01/01/2018 to 12/31/2018	$13.54351	$12.10613	23,778
AST Parametric Emerging Markets Equity Portfolio
01/01/2009 to 12/31/2009	$5.55106	$9.00901	0
01/01/2010 to 12/31/2010	$9.00901	$10.73627	0
01/01/2011 to 12/31/2011	$10.73627	$8.34306	0
01/01/2012 to 12/31/2012	$8.34306	$9.58911	0
01/01/2013 to 12/31/2013	$9.58911	$9.36678	0
01/01/2014 to 12/31/2014	$9.36678	$8.70177	0
01/01/2015 to 12/31/2015	$8.70177	$7.06245	0
01/01/2016 to 12/31/2016	$7.06245	$7.73488	0
01/01/2017 to 12/31/2017	$7.73488	$9.52808	0
01/01/2018 to 12/31/2018	$9.52808	$7.98096	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Preservation Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.77568	$10.26727	1,754,810
01/01/2010 to 12/31/2010	$10.26727	$11.06512	1,778,982
01/01/2011 to 12/31/2011	$11.06512	$10.89260	1,733,599
01/01/2012 to 12/31/2012	$10.89260	$11.71739	1,710,245
01/01/2013 to 12/31/2013	$11.71739	$12.47251	1,328,022
01/01/2014 to 12/31/2014	$12.47251	$12.85857	1,139,871
01/01/2015 to 12/31/2015	$12.85857	$12.55069	973,005
01/01/2016 to 12/31/2016	$12.55069	$12.90921	907,543
01/01/2017 to 12/31/2017	$12.90921	$13.85757	881,694
01/01/2018 to 12/31/2018	$13.85757	$13.12088	775,924
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01781	$10.05496	0
01/01/2012 to 12/31/2012	$10.05496	$10.49653	0
01/01/2013 to 12/31/2013	$10.49653	$9.99383	0
01/01/2014 to 12/31/2014	$9.99383	$10.33092	0
01/01/2015 to 12/31/2015	$10.33092	$10.04202	0
01/01/2016 to 12/31/2016	$10.04202	$10.20009	0
01/01/2017 to 12/31/2017	$10.20009	$10.50603	0
01/01/2018 to 12/31/2018	$10.50603	$10.15504	0
AST Prudential Growth Allocation Portfolio
01/01/2009 to 12/31/2009	$6.53007	$8.01775	1,343,948
01/01/2010 to 12/31/2010	$8.01775	$9.30092	1,383,564
01/01/2011 to 12/31/2011	$9.30092	$8.50216	1,277,373
01/01/2012 to 12/31/2012	$8.50216	$9.35706	1,188,252
01/01/2013 to 12/31/2013	$9.35706	$10.67269	1,173,804
01/01/2014 to 12/31/2014	$10.67269	$11.35893	1,139,408
01/01/2015 to 12/31/2015	$11.35893	$11.00317	1,098,250
01/01/2016 to 12/31/2016	$11.00317	$11.80759	1,037,305
01/01/2017 to 12/31/2017	$11.80759	$13.36183	1,195,808
01/01/2018 to 12/31/2018	$13.36183	$12.03221	1,065,238
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99789	$11.60516	0
01/01/2014 to 12/31/2014	$11.60516	$13.03511	0
01/01/2015 to 12/31/2015	$13.03511	$12.90075	0
01/01/2016 to 12/31/2016	$12.90075	$13.93961	0
01/01/2017 to 12/31/2017	$13.93961	$16.49670	0
01/01/2018 to 12/31/2018	$16.49670	$14.92651	0
AST QMA US Equity Alpha Portfolio
01/01/2009 to 12/31/2009	$6.73222	$7.99353	0
01/01/2010 to 12/31/2010	$7.99353	$8.96355	0
01/01/2011 to 12/31/2011	$8.96355	$9.03879	0
01/01/2012 to 12/31/2012	$9.03879	$10.46595	0
01/01/2013 to 12/31/2013	$10.46595	$13.50876	0
01/01/2014 to 12/31/2014	$13.50876	$15.43284	0
01/01/2015 to 12/31/2015	$15.43284	$15.50488	0
01/01/2016 to 12/31/2016	$15.50488	$17.35658	0
01/01/2017 to 12/31/2017	$17.35658	$20.68245	0
01/01/2018 to 12/31/2018	$20.68245	$18.49913	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99789	$8.84605	0
01/01/2012 to 12/31/2012	$8.84605	$9.75590	0
01/01/2013 to 12/31/2013	$9.75590	$11.63835	0
01/01/2014 to 12/31/2014	$11.63835	$12.08080	0
01/01/2015 to 12/31/2015	$12.08080	$11.79222	3,584
01/01/2016 to 12/31/2016	$11.79222	$12.22069	6,455
01/01/2017 to 12/31/2017	$12.22069	$14.07853	8,987
01/01/2018 to 12/31/2018	$14.07853	$12.82413	11,472
AST RCM World Trends Portfolio
01/01/2009 to 12/31/2009	$7.30220	$8.78175	30,211
01/01/2010 to 12/31/2010	$8.78175	$9.57936	61,002
01/01/2011 to 12/31/2011	$9.57936	$9.16732	75,383
01/01/2012 to 12/31/2012	$9.16732	$9.85326	94,664
01/01/2013 to 12/31/2013	$9.85326	$10.79820	100,549
01/01/2014 to 12/31/2014	$10.79820	$11.06546	100,739
01/01/2015 to 12/31/2015	$11.06546	$10.76714	118,929
01/01/2016 to 12/31/2016	$10.76714	$11.00023	99,171
01/01/2017 to 12/31/2017	$11.00023	$12.46270	92,634
01/01/2018 to 12/31/2018	$12.46270	$11.18527	98,958
AST Small-Cap Growth Opportunities Portfolio
01/01/2009 to 12/31/2009	$7.06930	$9.14063	0
01/01/2010 to 12/31/2010	$9.14063	$11.80880	0
01/01/2011 to 12/31/2011	$11.80880	$10.00072	0
01/01/2012 to 12/31/2012	$10.00072	$11.70340	0
01/01/2013 to 12/31/2013	$11.70340	$16.06222	0
01/01/2014 to 12/31/2014	$16.06222	$16.42855	0
01/01/2015 to 12/31/2015	$16.42855	$16.22589	0
01/01/2016 to 12/31/2016	$16.22589	$17.03325	0
01/01/2017 to 12/31/2017	$17.03325	$21.20019	0
01/01/2018 to 12/31/2018	$21.20019	$18.41939	0
AST Small-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.51838	$8.50739	0
01/01/2010 to 12/31/2010	$8.50739	$11.31160	0
01/01/2011 to 12/31/2011	$11.31160	$10.91739	0
01/01/2012 to 12/31/2012	$10.91739	$11.93578	0
01/01/2013 to 12/31/2013	$11.93578	$15.72530	0
01/01/2014 to 12/31/2014	$15.72530	$15.91204	0
01/01/2015 to 12/31/2015	$15.91204	$15.63055	0
01/01/2016 to 12/31/2016	$15.63055	$17.07536	0
01/01/2017 to 12/31/2017	$17.07536	$20.62437	0
01/01/2018 to 12/31/2018	$20.62437	$18.40950	0
AST Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.79129	$9.64417	0
01/01/2010 to 12/31/2010	$9.64417	$11.84338	0
01/01/2011 to 12/31/2011	$11.84338	$10.85372	0
01/01/2012 to 12/31/2012	$10.85372	$12.49936	0
01/01/2013 to 12/31/2013	$12.49936	$16.73923	0
01/01/2014 to 12/31/2014	$16.73923	$17.17446	0
01/01/2015 to 12/31/2015	$17.17446	$16.01769	0
01/01/2016 to 12/31/2016	$16.01769	$20.17230	0
01/01/2017 to 12/31/2017	$20.17230	$21.10713	0
01/01/2018 to 12/31/2018	$21.10713	$17.05681	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.42839	$10.19780	1,030,357
01/01/2010 to 12/31/2010	$10.19780	$11.08597	1,003,773
01/01/2011 to 12/31/2011	$11.08597	$11.01988	905,933
01/01/2012 to 12/31/2012	$11.01988	$12.18975	958,380
01/01/2013 to 12/31/2013	$12.18975	$13.88084	943,737
01/01/2014 to 12/31/2014	$13.88084	$14.32445	965,136
01/01/2015 to 12/31/2015	$14.32445	$13.96729	922,840
01/01/2016 to 12/31/2016	$13.96729	$14.64117	894,549
01/01/2017 to 12/31/2017	$14.64117	$16.46990	804,406
01/01/2018 to 12/31/2018	$16.46990	$15.19512	788,924
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.35637	$9.50196	0
01/01/2010 to 12/31/2010	$9.50196	$10.72546	0
01/01/2011 to 12/31/2011	$10.72546	$10.27681	0
01/01/2012 to 12/31/2012	$10.27681	$11.77710	0
01/01/2013 to 12/31/2013	$11.77710	$16.53249	0
01/01/2014 to 12/31/2014	$16.53249	$17.45817	0
01/01/2015 to 12/31/2015	$17.45817	$18.64647	0
01/01/2016 to 12/31/2016	$18.64647	$18.66546	0
01/01/2017 to 12/31/2017	$18.66546	$25.08662	0
01/01/2018 to 12/31/2018	$25.08662	$25.39251	0
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.60334	$8.76382	0
01/01/2010 to 12/31/2010	$8.76382	$9.60457	0
01/01/2011 to 12/31/2011	$9.60457	$9.31537	0
01/01/2012 to 12/31/2012	$9.31537	$10.29569	0
01/01/2013 to 12/31/2013	$10.29569	$13.50979	0
01/01/2014 to 12/31/2014	$13.50979	$13.37246	0
01/01/2015 to 12/31/2015	$13.37246	$12.24312	0
01/01/2016 to 12/31/2016	$12.24312	$12.66491	0
01/01/2017 to 12/31/2017	$12.66491	$14.38816	0
01/01/2018 to 12/31/2018	$14.38816	$12.65984	0
AST T. Rowe Price Natural Resources Portfolio
01/01/2009 to 12/31/2009	$8.78274	$12.78441	0
01/01/2010 to 12/31/2010	$12.78441	$15.00925	0
01/01/2011 to 12/31/2011	$15.00925	$12.44682	0
01/01/2012 to 12/31/2012	$12.44682	$12.56960	0
01/01/2013 to 12/31/2013	$12.56960	$14.13536	0
01/01/2014 to 12/31/2014	$14.13536	$12.62504	0
01/01/2015 to 12/31/2015	$12.62504	$9.93573	0
01/01/2016 to 12/31/2016	$9.93573	$12.06833	0
01/01/2017 to 12/31/2017	$12.06833	$12.97575	0
01/01/2018 to 12/31/2018	$12.97575	$10.53910	0
AST Templeton Global Bond Portfolio
01/01/2009 to 12/31/2009	$9.87172	$10.78731	0
01/01/2010 to 12/31/2010	$10.78731	$11.11776	0
01/01/2011 to 12/31/2011	$11.11776	$11.28339	0
01/01/2012 to 12/31/2012	$11.28339	$11.57172	0
01/01/2013 to 12/31/2013	$11.57172	$10.85518	0
01/01/2014 to 12/31/2014	$10.85518	$10.63890	0
01/01/2015 to 12/31/2015	$10.63890	$9.89032	0
01/01/2016 to 12/31/2016	$9.89032	$10.06035	0
01/01/2017 to 12/31/2017	$10.06035	$10.00618	0
01/01/2018 to 12/31/2018	$10.00618	$9.94617	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.90971	$9.35340	0
01/01/2010 to 12/31/2010	$9.35340	$11.26882	0
01/01/2011 to 12/31/2011	$11.26882	$10.60452	0
01/01/2012 to 12/31/2012	$10.60452	$12.23817	0
01/01/2013 to 12/31/2013	$12.23817	$15.79477	0
01/01/2014 to 12/31/2014	$15.79477	$17.69903	0
01/01/2015 to 12/31/2015	$17.69903	$16.11034	0
01/01/2016 to 12/31/2016	$16.11034	$17.90065	0
01/01/2017 to 12/31/2017	$17.90065	$20.68151	0
01/01/2018 to 12/31/2018	$20.68151	$16.82361	0
AST Wellington Management Hedged Equity Portfolio
01/01/2009 to 12/31/2009	$6.76059	$8.46271	0
01/01/2010 to 12/31/2010	$8.46271	$9.45557	0
01/01/2011 to 12/31/2011	$9.45557	$8.89776	13,740
01/01/2012 to 12/31/2012	$8.89776	$9.62642	14,109
01/01/2013 to 12/31/2013	$9.62642	$11.30623	216,699
01/01/2014 to 12/31/2014	$11.30623	$11.62627	272,987
01/01/2015 to 12/31/2015	$11.62627	$11.25985	271,624
01/01/2016 to 12/31/2016	$11.25985	$11.69124	234,660
01/01/2017 to 12/31/2017	$11.69124	$12.94473	257,396
01/01/2018 to 12/31/2018	$12.94473	$11.98456	240,224
AST Western Asset Core Plus Bond Portfolio
01/01/2009 to 12/31/2009	$9.20943	$10.02000	0
01/01/2010 to 12/31/2010	$10.02000	$10.52764	0
01/01/2011 to 12/31/2011	$10.52764	$10.87967	0
01/01/2012 to 12/31/2012	$10.87967	$11.43628	0
01/01/2013 to 12/31/2013	$11.43628	$10.98006	0
01/01/2014 to 12/31/2014	$10.98006	$11.47202	0
01/01/2015 to 12/31/2015	$11.47202	$11.31956	0
01/01/2016 to 12/31/2016	$11.31956	$11.60158	0
01/01/2017 to 12/31/2017	$11.60158	$12.02160	0
01/01/2018 to 12/31/2018	$12.02160	$11.44996	0
ProFund VP Consumer Goods Portfolio
01/01/2009 to 12/31/2009	$7.62474	$9.03424	0
01/01/2010 to 12/31/2010	$9.03424	$10.33411	0
01/01/2011 to 12/31/2011	$10.33411	$10.77243	0
01/01/2012 to 12/31/2012	$10.77243	$11.63897	0
01/01/2013 to 12/31/2013	$11.63897	$14.57162	0
01/01/2014 to 12/31/2014	$14.57162	$15.65488	0
01/01/2015 to 12/31/2015	$15.65488	$15.89341	0
01/01/2016 to 12/31/2016	$15.89341	$16.04068	0
01/01/2017 to 12/31/2017	$16.04068	$17.98918	0
01/01/2018 to 12/31/2018	$17.98918	$14.93555	0
ProFund VP Consumer Services
01/01/2009 to 12/31/2009	$6.99943	$8.92347	0
01/01/2010 to 12/31/2010	$8.92347	$10.55787	0
01/01/2011 to 12/31/2011	$10.55787	$10.85662	0
01/01/2012 to 12/31/2012	$10.85662	$12.91934	0
01/01/2013 to 12/31/2013	$12.91934	$17.61232	0
01/01/2014 to 12/31/2014	$17.61232	$19.30503	0
01/01/2015 to 12/31/2015	$19.30503	$19.69804	0
01/01/2016 to 12/31/2016	$19.69804	$20.00379	0
01/01/2017 to 12/31/2017	$20.00379	$23.07972	0
01/01/2018 to 12/31/2018	$23.07972	$22.62996	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Financials
01/01/2009 to 12/31/2009	$5.23966	$5.87327	0
01/01/2010 to 12/31/2010	$5.87327	$6.35017	0
01/01/2011 to 12/31/2011	$6.35017	$5.33326	0
01/01/2012 to 12/31/2012	$5.33326	$6.48325	0
01/01/2013 to 12/31/2013	$6.48325	$8.34604	0
01/01/2014 to 12/31/2014	$8.34604	$9.18526	0
01/01/2015 to 12/31/2015	$9.18526	$8.81868	0
01/01/2016 to 12/31/2016	$8.81868	$9.91269	0
01/01/2017 to 12/31/2017	$9.91269	$11.41972	0
01/01/2018 to 12/31/2018	$11.41972	$9.96791	0
ProFund VP Health Care
01/01/2009 to 12/31/2009	$8.28538	$9.65467	0
01/01/2010 to 12/31/2010	$9.65467	$9.67767	0
01/01/2011 to 12/31/2011	$9.67767	$10.38680	0
01/01/2012 to 12/31/2012	$10.38680	$11.88503	0
01/01/2013 to 12/31/2013	$11.88503	$16.18963	0
01/01/2014 to 12/31/2014	$16.18963	$19.51911	0
01/01/2015 to 12/31/2015	$19.51911	$19.98002	0
01/01/2016 to 12/31/2016	$19.98002	$18.68564	0
01/01/2017 to 12/31/2017	$18.68564	$22.02331	0
01/01/2018 to 12/31/2018	$22.02331	$22.41398	0
ProFund VP Industrials
01/01/2009 to 12/31/2009	$6.05952	$7.32920	0
01/01/2010 to 12/31/2010	$7.32920	$8.84011	0
01/01/2011 to 12/31/2011	$8.84011	$8.46264	0
01/01/2012 to 12/31/2012	$8.46264	$9.55084	0
01/01/2013 to 12/31/2013	$9.55084	$12.86380	0
01/01/2014 to 12/31/2014	$12.86380	$13.23693	0
01/01/2015 to 12/31/2015	$13.23693	$12.46017	0
01/01/2016 to 12/31/2016	$12.46017	$14.27635	0
01/01/2017 to 12/31/2017	$14.27635	$17.03242	0
01/01/2018 to 12/31/2018	$17.03242	$14.47930	0
ProFund VP Large-Cap Growth
01/01/2009 to 12/31/2009	$6.67544	$8.44082	0
01/01/2010 to 12/31/2010	$8.44082	$9.31162	0
01/01/2011 to 12/31/2011	$9.31162	$9.36011	0
01/01/2012 to 12/31/2012	$9.36011	$10.28272	0
01/01/2013 to 12/31/2013	$10.28272	$13.09554	0
01/01/2014 to 12/31/2014	$13.09554	$14.41370	0
01/01/2015 to 12/31/2015	$14.41370	$14.57615	0
01/01/2016 to 12/31/2016	$14.57615	$14.92023	0
01/01/2017 to 12/31/2017	$14.92023	$18.22149	0
01/01/2018 to 12/31/2018	$18.22149	$17.42675	0
ProFund VP Large-Cap Value
01/01/2009 to 12/31/2009	$6.23331	$7.25798	0
01/01/2010 to 12/31/2010	$7.25798	$7.98625	0
01/01/2011 to 12/31/2011	$7.98625	$7.68458	0
01/01/2012 to 12/31/2012	$7.68458	$8.64434	0
01/01/2013 to 12/31/2013	$8.64434	$10.94390	0
01/01/2014 to 12/31/2014	$10.94390	$11.78374	2,426
01/01/2015 to 12/31/2015	$11.78374	$10.94123	3,394
01/01/2016 to 12/31/2016	$10.94123	$12.31037	1,232
01/01/2017 to 12/31/2017	$12.31037	$13.61134	0
01/01/2018 to 12/31/2018	$13.61134	$11.85473	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Mid-Cap Growth
01/01/2009 to 12/31/2009	$6.16181	$8.30678	0
01/01/2010 to 12/31/2010	$8.30678	$10.39723	0
01/01/2011 to 12/31/2011	$10.39723	$9.84090	0
01/01/2012 to 12/31/2012	$9.84090	$11.06623	0
01/01/2013 to 12/31/2013	$11.06623	$14.07819	0
01/01/2014 to 12/31/2014	$14.07819	$14.52976	0
01/01/2015 to 12/31/2015	$14.52976	$14.20164	0
01/01/2016 to 12/31/2016	$14.20164	$15.62504	0
01/01/2017 to 12/31/2017	$15.62504	$18.01829	0
01/01/2018 to 12/31/2018	$18.01829	$15.45568	0
ProFund VP Mid-Cap Value
01/01/2009 to 12/31/2009	$6.42458	$8.19475	0
01/01/2010 to 12/31/2010	$8.19475	$9.62061	0
01/01/2011 to 12/31/2011	$9.62061	$9.00918	0
01/01/2012 to 12/31/2012	$9.00918	$10.23496	0
01/01/2013 to 12/31/2013	$10.23496	$13.18371	0
01/01/2014 to 12/31/2014	$13.18371	$14.15840	0
01/01/2015 to 12/31/2015	$14.15840	$12.66458	0
01/01/2016 to 12/31/2016	$12.66458	$15.34930	0
01/01/2017 to 12/31/2017	$15.34930	$16.54856	0
01/01/2018 to 12/31/2018	$16.54856	$13.98348	0
ProFund VP Real Estate
01/01/2009 to 12/31/2009	$5.48418	$6.83636	0
01/01/2010 to 12/31/2010	$6.83636	$8.30850	0
01/01/2011 to 12/31/2011	$8.30850	$8.48300	0
01/01/2012 to 12/31/2012	$8.48300	$9.68740	0
01/01/2013 to 12/31/2013	$9.68740	$9.45055	0
01/01/2014 to 12/31/2014	$9.45055	$11.51553	0
01/01/2015 to 12/31/2015	$11.51553	$11.26014	0
01/01/2016 to 12/31/2016	$11.26014	$11.60395	0
01/01/2017 to 12/31/2017	$11.60395	$12.22116	0
01/01/2018 to 12/31/2018	$12.22116	$11.23118	0
ProFund VP Small-Cap Growth
01/01/2009 to 12/31/2009	$6.76798	$8.32259	0
01/01/2010 to 12/31/2010	$8.32259	$10.19851	0
01/01/2011 to 12/31/2011	$10.19851	$10.06782	0
01/01/2012 to 12/31/2012	$10.06782	$11.03698	0
01/01/2013 to 12/31/2013	$11.03698	$15.10618	0
01/01/2014 to 12/31/2014	$15.10618	$15.04321	0
01/01/2015 to 12/31/2015	$15.04321	$14.83381	0
01/01/2016 to 12/31/2016	$14.83381	$17.38459	0
01/01/2017 to 12/31/2017	$17.38459	$19.14286	0
01/01/2018 to 12/31/2018	$19.14286	$17.58249	0
ProFund VP Small-Cap Value
01/01/2009 to 12/31/2009	$7.13514	$8.37312	0
01/01/2010 to 12/31/2010	$8.37312	$9.96486	0
01/01/2011 to 12/31/2011	$9.96486	$9.31430	0
01/01/2012 to 12/31/2012	$9.31430	$10.54444	0
01/01/2013 to 12/31/2013	$10.54444	$14.14945	0
01/01/2014 to 12/31/2014	$14.14945	$14.59263	0
01/01/2015 to 12/31/2015	$14.59263	$13.04528	0
01/01/2016 to 12/31/2016	$13.04528	$16.37471	0
01/01/2017 to 12/31/2017	$16.37471	$17.51085	0
01/01/2018 to 12/31/2018	$17.51085	$14.63857	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Telecommunications
01/01/2009 to 12/31/2009	$7.22415	$7.55643	0
01/01/2010 to 12/31/2010	$7.55643	$8.52047	0
01/01/2011 to 12/31/2011	$8.52047	$8.46005	0
01/01/2012 to 12/31/2012	$8.46005	$9.60712	0
01/01/2013 to 12/31/2013	$9.60712	$10.49380	0
01/01/2014 to 12/31/2014	$10.49380	$10.28561	0
01/01/2015 to 12/31/2015	$10.28561	$10.17750	0
01/01/2016 to 12/31/2016	$10.17750	$12.06878	0
01/01/2017 to 12/31/2017	$12.06878	$11.51401	0
01/01/2018 to 12/31/2018	$11.51401	$9.52564	0
ProFund VP Utilities
01/01/2009 to 12/31/2009	$7.17118	$7.73976	0
01/01/2010 to 12/31/2010	$7.73976	$7.99261	0
01/01/2011 to 12/31/2011	$7.99261	$9.15468	0
01/01/2012 to 12/31/2012	$9.15468	$8.93472	0
01/01/2013 to 12/31/2013	$8.93472	$9.86768	0
01/01/2014 to 12/31/2014	$9.86768	$12.10716	0
01/01/2015 to 12/31/2015	$12.10716	$11.04479	0
01/01/2016 to 12/31/2016	$11.04479	$12.38874	0
01/01/2017 to 12/31/2017	$12.38874	$13.36039	0
01/01/2018 to 12/31/2018	$13.36039	$13.39543	0
*Denotes the start date of these sub-accounts

PREMIER L SERIES
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: Beneficiary Continuation Option - 1.00% Settlement Service Charge

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.36563	$9.06905	85,377
01/01/2010 to 12/31/2010	$9.06905	$10.05357	99,862
01/01/2011 to 12/31/2011	$10.05357	$9.68945	172,922
01/01/2012 to 12/31/2012	$9.68945	$10.79903	187,764
01/01/2013 to 12/31/2013	$10.79903	$11.75851	169,163
01/01/2014 to 12/31/2014	$11.75851	$12.08662	230,801
01/01/2015 to 12/31/2015	$12.08662	$11.58176	286,697
01/01/2016 to 12/31/2016	$11.58176	$12.19380	296,022
01/01/2017 to 12/31/2017	$12.19380	$13.59275	280,237
01/01/2018 to 12/31/2018	$13.59275	$12.36263	241,676
AST Advanced Strategies Portfolio
01/01/2009 to 12/31/2009	$7.53017	$9.40896	0
01/01/2010 to 12/31/2010	$9.40896	$10.59254	0
01/01/2011 to 12/31/2011	$10.59254	$10.49952	36,272
01/01/2012 to 12/31/2012	$10.49952	$11.81435	79,091
01/01/2013 to 12/31/2013	$11.81435	$13.63409	158,790
01/01/2014 to 12/31/2014	$13.63409	$14.32368	180,239
01/01/2015 to 12/31/2015	$14.32368	$14.29579	206,753
01/01/2016 to 12/31/2016	$14.29579	$15.16031	258,359
01/01/2017 to 12/31/2017	$15.16031	$17.55127	276,330
01/01/2018 to 12/31/2018	$17.55127	$16.35373	293,477
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99918	$11.69051	0
01/01/2014 to 12/31/2014	$11.69051	$13.09913	0
01/01/2015 to 12/31/2015	$13.09913	$13.19338	0
01/01/2016 to 12/31/2016	$13.19338	$14.46107	0
01/01/2017 to 12/31/2017	$14.46107	$17.48760	0
01/01/2018 to 12/31/2018	$17.48760	$15.90533	0
AST Balanced Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.66698	$9.35958	160,708
01/01/2010 to 12/31/2010	$9.35958	$10.40804	226,307
01/01/2011 to 12/31/2011	$10.40804	$10.17985	366,569
01/01/2012 to 12/31/2012	$10.17985	$11.33645	524,542
01/01/2013 to 12/31/2013	$11.33645	$13.20498	566,259
01/01/2014 to 12/31/2014	$13.20498	$13.92690	843,587
01/01/2015 to 12/31/2015	$13.92690	$13.85466	1,049,212
01/01/2016 to 12/31/2016	$13.85466	$14.58164	1,373,384
01/01/2017 to 12/31/2017	$14.58164	$16.58958	1,583,679
01/01/2018 to 12/31/2018	$16.58958	$15.61408	1,661,615
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99918	$9.20827	0
01/01/2012 to 12/31/2012	$9.20827	$10.20156	0
01/01/2013 to 12/31/2013	$10.20156	$11.19672	0
01/01/2014 to 12/31/2014	$11.19672	$11.62858	0
01/01/2015 to 12/31/2015	$11.62858	$11.16796	0
01/01/2016 to 12/31/2016	$11.16796	$11.82721	0
01/01/2017 to 12/31/2017	$11.82721	$13.18731	0
01/01/2018 to 12/31/2018	$13.18731	$12.36688	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Low Duration Bond Portfolio
01/01/2009 to 12/31/2009	$10.48603	$11.44430	46,373
01/01/2010 to 12/31/2010	$11.44430	$11.77276	96,945
01/01/2011 to 12/31/2011	$11.77276	$11.91843	101,716
01/01/2012 to 12/31/2012	$11.91843	$12.35443	57,567
01/01/2013 to 12/31/2013	$12.35443	$11.96593	61,513
01/01/2014 to 12/31/2014	$11.96593	$11.83586	56,087
01/01/2015 to 12/31/2015	$11.83586	$11.77554	95,573
01/01/2016 to 12/31/2016	$11.77554	$11.85025	101,282
01/01/2017 to 12/31/2017	$11.85025	$11.93304	177,391
01/01/2018 to 12/31/2018	$11.93304	$11.90270	280,925
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2009 to 12/31/2009	$10.21988	$11.79093	23,401
01/01/2010 to 12/31/2010	$11.79093	$12.57524	35,839
01/01/2011 to 12/31/2011	$12.57524	$12.84647	42,310
01/01/2012 to 12/31/2012	$12.84647	$13.90489	141,041
01/01/2013 to 12/31/2013	$13.90489	$13.51422	157,940
01/01/2014 to 12/31/2014	$13.51422	$13.94662	156,494
01/01/2015 to 12/31/2015	$13.94662	$13.51743	159,560
01/01/2016 to 12/31/2016	$13.51743	$13.94960	163,286
01/01/2017 to 12/31/2017	$13.94960	$14.41424	156,940
01/01/2018 to 12/31/2018	$14.41424	$14.17661	155,240
AST Capital Growth Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.09376	$8.80257	75,060
01/01/2010 to 12/31/2010	$8.80257	$9.88109	85,112
01/01/2011 to 12/31/2011	$9.88109	$9.54594	115,629
01/01/2012 to 12/31/2012	$9.54594	$10.74833	85,759
01/01/2013 to 12/31/2013	$10.74833	$13.05551	147,135
01/01/2014 to 12/31/2014	$13.05551	$13.83039	261,580
01/01/2015 to 12/31/2015	$13.83039	$13.76649	412,131
01/01/2016 to 12/31/2016	$13.76649	$14.56220	531,059
01/01/2017 to 12/31/2017	$14.56220	$16.99771	642,736
01/01/2018 to 12/31/2018	$16.99771	$15.78215	717,176
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99918	$11.72984	0
01/01/2014 to 12/31/2014	$11.72984	$13.19431	0
01/01/2015 to 12/31/2015	$13.19431	$12.59712	0
01/01/2016 to 12/31/2016	$12.59712	$14.33024	0
01/01/2017 to 12/31/2017	$14.33024	$16.79984	0
01/01/2018 to 12/31/2018	$16.79984	$15.84008	0
AST Cohen & Steers Realty Portfolio
01/01/2009 to 12/31/2009	$5.02371	$6.56219	2,370
01/01/2010 to 12/31/2010	$6.56219	$8.36127	3,255
01/01/2011 to 12/31/2011	$8.36127	$8.82419	4,845
01/01/2012 to 12/31/2012	$8.82419	$10.07765	33,808
01/01/2013 to 12/31/2013	$10.07765	$10.29050	28,693
01/01/2014 to 12/31/2014	$10.29050	$13.33818	33,765
01/01/2015 to 12/31/2015	$13.33818	$13.84584	49,429
01/01/2016 to 12/31/2016	$13.84584	$14.36896	61,695
01/01/2017 to 12/31/2017	$14.36896	$15.11555	58,323
01/01/2018 to 12/31/2018	$15.11555	$14.25356	59,512

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Fidelity Institutional AM® Quantitative Portfolio
formerly,AST FI Pyramis® Quantitative Portfolio
01/01/2009 to 12/31/2009	$6.98618	$8.56682	35,985
01/01/2010 to 12/31/2010	$8.56682	$9.70021	34,782
01/01/2011 to 12/31/2011	$9.70021	$9.45972	70,843
01/01/2012 to 12/31/2012	$9.45972	$10.36217	125,844
01/01/2013 to 12/31/2013	$10.36217	$11.77393	141,532
01/01/2014 to 12/31/2014	$11.77393	$12.02477	146,745
01/01/2015 to 12/31/2015	$12.02477	$12.02372	175,869
01/01/2016 to 12/31/2016	$12.02372	$12.41117	191,548
01/01/2017 to 12/31/2017	$12.41117	$14.31272	207,742
01/01/2018 to 12/31/2018	$14.31272	$13.07285	192,111
AST Global Real Estate Portfolio
01/01/2009 to 12/31/2009	$6.13224	$8.20276	146
01/01/2010 to 12/31/2010	$8.20276	$9.76197	137
01/01/2011 to 12/31/2011	$9.76197	$9.17833	541
01/01/2012 to 12/31/2012	$9.17833	$11.52315	1,910
01/01/2013 to 12/31/2013	$11.52315	$11.90508	5,835
01/01/2014 to 12/31/2014	$11.90508	$13.42844	9,633
01/01/2015 to 12/31/2015	$13.42844	$13.28358	9,943
01/01/2016 to 12/31/2016	$13.28358	$13.26990	23,866
01/01/2017 to 12/31/2017	$13.26990	$14.56915	23,573
01/01/2018 to 12/31/2018	$14.56915	$13.74481	23,009
AST Goldman Sachs Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.23634	$7.35950	6,458
01/01/2010 to 12/31/2010	$7.35950	$8.22556	5,948
01/01/2011 to 12/31/2011	$8.22556	$7.69478	7,670
01/01/2012 to 12/31/2012	$7.69478	$9.11684	17,500
01/01/2013 to 12/31/2013	$9.11684	$12.05440	27,352
01/01/2014 to 12/31/2014	$12.05440	$13.50241	43,345
01/01/2015 to 12/31/2015	$13.50241	$12.75099	179,262
01/01/2016 to 12/31/2016	$12.75099	$14.08203	149,738
01/01/2017 to 12/31/2017	$14.08203	$15.30187	181,023
01/01/2018 to 12/31/2018	$15.30187	$13.85772	178,433
AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.73541	$10.47635	231
01/01/2010 to 12/31/2010	$10.47635	$12.42903	782
01/01/2011 to 12/31/2011	$12.42903	$11.93976	1,490
01/01/2012 to 12/31/2012	$11.93976	$14.14015	10,307
01/01/2013 to 12/31/2013	$14.14015	$18.50694	16,778
01/01/2014 to 12/31/2014	$18.50694	$20.43596	21,586
01/01/2015 to 12/31/2015	$20.43596	$19.08331	59,327
01/01/2016 to 12/31/2016	$19.08331	$19.20543	63,514
01/01/2017 to 12/31/2017	$19.20543	$24.16719	79,947
01/01/2018 to 12/31/2018	$24.16719	$22.88626	98,056
AST Goldman Sachs Multi-Asset Portfolio
01/01/2009 to 12/31/2009	$7.64998	$9.34543	2,369
01/01/2010 to 12/31/2010	$9.34543	$10.32606	7,551
01/01/2011 to 12/31/2011	$10.32606	$10.17206	13,151
01/01/2012 to 12/31/2012	$10.17206	$11.09154	67,208
01/01/2013 to 12/31/2013	$11.09154	$12.06017	27,028
01/01/2014 to 12/31/2014	$12.06017	$12.42331	62,516
01/01/2015 to 12/31/2015	$12.42331	$12.18843	73,646
01/01/2016 to 12/31/2016	$12.18843	$12.70214	98,929
01/01/2017 to 12/31/2017	$12.70214	$14.12146	96,526
01/01/2018 to 12/31/2018	$14.12146	$12.99418	83,476

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.66279	$9.62383	517
01/01/2010 to 12/31/2010	$9.62383	$12.07909	1,114
01/01/2011 to 12/31/2011	$12.07909	$12.11532	1,906
01/01/2012 to 12/31/2012	$12.11532	$13.87726	4,328
01/01/2013 to 12/31/2013	$13.87726	$19.07270	10,593
01/01/2014 to 12/31/2014	$19.07270	$20.24314	14,911
01/01/2015 to 12/31/2015	$20.24314	$18.94153	28,415
01/01/2016 to 12/31/2016	$18.94153	$23.31383	35,607
01/01/2017 to 12/31/2017	$23.31383	$25.89693	38,501
01/01/2018 to 12/31/2018	$25.89693	$22.03326	44,443
AST Government Money Market Portfolio
01/01/2009 to 12/31/2009	$10.45357	$10.37528	8,118
01/01/2010 to 12/31/2010	$10.37528	$10.27485	23,603
01/01/2011 to 12/31/2011	$10.27485	$10.17598	28,226
01/01/2012 to 12/31/2012	$10.17598	$10.07626	137,020
01/01/2013 to 12/31/2013	$10.07626	$9.97714	122,291
01/01/2014 to 12/31/2014	$9.97714	$9.87852	250,708
01/01/2015 to 12/31/2015	$9.87852	$9.78032	270,947
01/01/2016 to 12/31/2016	$9.78032	$9.68399	281,767
01/01/2017 to 12/31/2017	$9.68399	$9.62117	396,090
01/01/2018 to 12/31/2018	$9.62117	$9.64920	275,729
AST High Yield Portfolio
01/01/2009 to 12/31/2009	$7.34697	$9.86035	3,032
01/01/2010 to 12/31/2010	$9.86035	$11.08074	18,004
01/01/2011 to 12/31/2011	$11.08074	$11.31919	24,364
01/01/2012 to 12/31/2012	$11.31919	$12.76194	53,227
01/01/2013 to 12/31/2013	$12.76194	$13.54280	47,007
01/01/2014 to 12/31/2014	$13.54280	$13.75166	62,152
01/01/2015 to 12/31/2015	$13.75166	$13.13027	80,541
01/01/2016 to 12/31/2016	$13.13027	$15.00201	109,170
01/01/2017 to 12/31/2017	$15.00201	$15.96360	109,039
01/01/2018 to 12/31/2018	$15.96360	$15.49079	124,974
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$5.70314	$6.74404	0
01/01/2010 to 12/31/2010	$6.74404	$7.55590	197
01/01/2011 to 12/31/2011	$7.55590	$7.16817	1,094
01/01/2012 to 12/31/2012	$7.16817	$8.29561	14,852
01/01/2013 to 12/31/2013	$8.29561	$11.48738	31,898
01/01/2014 to 12/31/2014	$11.48738	$12.93708	42,358
01/01/2015 to 12/31/2015	$12.93708	$11.80525	49,990
01/01/2016 to 12/31/2016	$11.80525	$14.01298	61,709
01/01/2017 to 12/31/2017	$14.01298	$16.53743	85,467
01/01/2018 to 12/31/2018	$16.53743	$14.05575	103,948
AST International Growth Portfolio
01/01/2009 to 12/31/2009	$5.93863	$7.95483	448
01/01/2010 to 12/31/2010	$7.95483	$9.01789	458
01/01/2011 to 12/31/2011	$9.01789	$7.77483	437
01/01/2012 to 12/31/2012	$7.77483	$9.26557	8,321
01/01/2013 to 12/31/2013	$9.26557	$10.92201	15,690
01/01/2014 to 12/31/2014	$10.92201	$10.21646	15,533
01/01/2015 to 12/31/2015	$10.21646	$10.43383	19,369
01/01/2016 to 12/31/2016	$10.43383	$9.94030	16,568
01/01/2017 to 12/31/2017	$9.94030	$13.32866	20,148
01/01/2018 to 12/31/2018	$13.32866	$11.43688	25,328

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST International Value Portfolio
01/01/2009 to 12/31/2009	$6.45950	$8.34615	0
01/01/2010 to 12/31/2010	$8.34615	$9.17929	607
01/01/2011 to 12/31/2011	$9.17929	$7.94794	1,773
01/01/2012 to 12/31/2012	$7.94794	$9.18156	3,131
01/01/2013 to 12/31/2013	$9.18156	$10.86035	7,431
01/01/2014 to 12/31/2014	$10.86035	$10.03208	9,404
01/01/2015 to 12/31/2015	$10.03208	$10.01389	11,194
01/01/2016 to 12/31/2016	$10.01389	$9.97240	10,720
01/01/2017 to 12/31/2017	$9.97240	$12.12628	12,615
01/01/2018 to 12/31/2018	$12.12628	$10.06836	9,185
AST J.P. Morgan Global Thematic Portfolio
01/01/2009 to 12/31/2009	$7.17178	$8.99427	0
01/01/2010 to 12/31/2010	$8.99427	$10.13569	0
01/01/2011 to 12/31/2011	$10.13569	$9.97825	1,208
01/01/2012 to 12/31/2012	$9.97825	$11.22134	27,647
01/01/2013 to 12/31/2013	$11.22134	$12.91910	27,963
01/01/2014 to 12/31/2014	$12.91910	$13.60521	34,332
01/01/2015 to 12/31/2015	$13.60521	$13.32949	53,555
01/01/2016 to 12/31/2016	$13.32949	$13.88622	58,208
01/01/2017 to 12/31/2017	$13.88622	$16.08024	65,148
01/01/2018 to 12/31/2018	$16.08024	$14.74659	61,814
AST J.P. Morgan International Equity Portfolio
01/01/2009 to 12/31/2009	$6.37232	$8.57302	10,158
01/01/2010 to 12/31/2010	$8.57302	$9.09678	10,379
01/01/2011 to 12/31/2011	$9.09678	$8.18270	11,011
01/01/2012 to 12/31/2012	$8.18270	$9.87658	14,182
01/01/2013 to 12/31/2013	$9.87658	$11.28094	28,745
01/01/2014 to 12/31/2014	$11.28094	$10.45830	71,525
01/01/2015 to 12/31/2015	$10.45830	$10.06541	106,352
01/01/2016 to 12/31/2016	$10.06541	$10.15840	111,320
01/01/2017 to 12/31/2017	$10.15840	$13.03844	128,328
01/01/2018 to 12/31/2018	$13.03844	$10.65367	196,763
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2009 to 12/31/2009	$8.29858	$10.02568	41,174
01/01/2010 to 12/31/2010	$10.02568	$10.65289	41,076
01/01/2011 to 12/31/2011	$10.65289	$10.57215	44,156
01/01/2012 to 12/31/2012	$10.57215	$11.58947	68,595
01/01/2013 to 12/31/2013	$11.58947	$12.74066	67,156
01/01/2014 to 12/31/2014	$12.74066	$13.30181	88,614
01/01/2015 to 12/31/2015	$13.30181	$13.14611	89,830
01/01/2016 to 12/31/2016	$13.14611	$13.51574	125,636
01/01/2017 to 12/31/2017	$13.51574	$15.00708	141,975
01/01/2018 to 12/31/2018	$15.00708	$14.09612	134,968
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08457	$10.29963	0
01/01/2010 to 12/31/2010	$10.29963	$11.35164	0
01/01/2011 to 12/31/2011	$11.35164	$11.31377	0
01/01/2012 to 12/31/2012	$11.31377	$12.90295	518
01/01/2013 to 12/31/2013	$12.90295	$17.43738	5,435
01/01/2014 to 12/31/2014	$17.43738	$18.90555	8,490
01/01/2015 to 12/31/2015	$18.90555	$20.70893	10,511
01/01/2016 to 12/31/2016	$20.70893	$20.20390	10,182
01/01/2017 to 12/31/2017	$20.20390	$27.17167	14,178
01/01/2018 to 12/31/2018	$27.17167	$26.46778	16,937

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.40005	$8.22241	6,687
01/01/2010 to 12/31/2010	$8.22241	$9.74903	6,413
01/01/2011 to 12/31/2011	$9.74903	$9.56442	5,154
01/01/2012 to 12/31/2012	$9.56442	$10.63120	48,310
01/01/2013 to 12/31/2013	$10.63120	$14.37959	35,153
01/01/2014 to 12/31/2014	$14.37959	$15.74482	73,599
01/01/2015 to 12/31/2015	$15.74482	$17.15902	82,680
01/01/2016 to 12/31/2016	$17.15902	$17.93663	79,915
01/01/2017 to 12/31/2017	$17.93663	$23.61802	104,767
01/01/2018 to 12/31/2018	$23.61802	$22.75449	128,715
AST MFS Global Equity Portfolio
01/01/2009 to 12/31/2009	$7.15759	$9.31966	15,605
01/01/2010 to 12/31/2010	$9.31966	$10.33903	12,339
01/01/2011 to 12/31/2011	$10.33903	$9.91614	18,473
01/01/2012 to 12/31/2012	$9.91614	$12.08368	28,565
01/01/2013 to 12/31/2013	$12.08368	$15.27018	35,474
01/01/2014 to 12/31/2014	$15.27018	$15.66783	48,968
01/01/2015 to 12/31/2015	$15.66783	$15.28549	63,770
01/01/2016 to 12/31/2016	$15.28549	$16.21071	73,574
01/01/2017 to 12/31/2017	$16.21071	$19.87703	102,439
01/01/2018 to 12/31/2018	$19.87703	$17.79928	108,751
AST MFS Growth Portfolio
01/01/2009 to 12/31/2009	$7.31108	$8.99798	3,010
01/01/2010 to 12/31/2010	$8.99798	$10.04775	2,559
01/01/2011 to 12/31/2011	$10.04775	$9.88927	3,386
01/01/2012 to 12/31/2012	$9.88927	$11.46400	5,224
01/01/2013 to 12/31/2013	$11.46400	$15.51686	16,702
01/01/2014 to 12/31/2014	$15.51686	$16.70138	32,940
01/01/2015 to 12/31/2015	$16.70138	$17.73141	52,858
01/01/2016 to 12/31/2016	$17.73141	$17.89169	66,755
01/01/2017 to 12/31/2017	$17.89169	$23.15489	77,695
01/01/2018 to 12/31/2018	$23.15489	$23.41734	98,238
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99918	$10.22213	0
01/01/2013 to 12/31/2013	$10.22213	$13.61300	0
01/01/2014 to 12/31/2014	$13.61300	$14.85534	0
01/01/2015 to 12/31/2015	$14.85534	$14.60187	0
01/01/2016 to 12/31/2016	$14.60187	$16.40135	0
01/01/2017 to 12/31/2017	$16.40135	$19.05506	0
01/01/2018 to 12/31/2018	$19.05506	$16.95049	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$5.86395	$8.16575	10,813
01/01/2010 to 12/31/2010	$8.16575	$9.97960	10,171
01/01/2011 to 12/31/2011	$9.97960	$9.63540	10,393
01/01/2012 to 12/31/2012	$9.63540	$11.17393	15,841
01/01/2013 to 12/31/2013	$11.17393	$15.71072	36,628
01/01/2014 to 12/31/2014	$15.71072	$17.77178	44,348
01/01/2015 to 12/31/2015	$17.77178	$16.60400	54,248
01/01/2016 to 12/31/2016	$16.60400	$19.43671	60,770
01/01/2017 to 12/31/2017	$19.43671	$21.89837	74,157
01/01/2018 to 12/31/2018	$21.89837	$18.11547	87,816

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99918	$10.37057	16,117
01/01/2013 to 12/31/2013	$10.37057	$12.20998	8,126
01/01/2014 to 12/31/2014	$12.20998	$12.71038	13,083
01/01/2015 to 12/31/2015	$12.71038	$12.42824	15,806
01/01/2016 to 12/31/2016	$12.42824	$12.83725	25,969
01/01/2017 to 12/31/2017	$12.83725	$14.80668	26,954
01/01/2018 to 12/31/2018	$14.80668	$13.44632	22,681
AST Parametric Emerging Markets Equity Portfolio
01/01/2009 to 12/31/2009	$5.59093	$9.21761	129
01/01/2010 to 12/31/2010	$9.21761	$11.15868	125
01/01/2011 to 12/31/2011	$11.15868	$8.80869	2,616
01/01/2012 to 12/31/2012	$8.80869	$10.28504	3,295
01/01/2013 to 12/31/2013	$10.28504	$10.20593	18,822
01/01/2014 to 12/31/2014	$10.20593	$9.63174	22,153
01/01/2015 to 12/31/2015	$9.63174	$7.94129	23,602
01/01/2016 to 12/31/2016	$7.94129	$8.83470	26,731
01/01/2017 to 12/31/2017	$8.83470	$11.05480	36,278
01/01/2018 to 12/31/2018	$11.05480	$9.40746	33,283
AST Preservation Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.57497	$10.19125	87,454
01/01/2010 to 12/31/2010	$10.19125	$11.15697	108,923
01/01/2011 to 12/31/2011	$11.15697	$11.15675	207,615
01/01/2012 to 12/31/2012	$11.15675	$12.19226	449,309
01/01/2013 to 12/31/2013	$12.19226	$13.18351	433,397
01/01/2014 to 12/31/2014	$13.18351	$13.80684	626,045
01/01/2015 to 12/31/2015	$13.80684	$13.68969	718,355
01/01/2016 to 12/31/2016	$13.68969	$14.30327	825,544
01/01/2017 to 12/31/2017	$14.30327	$15.59655	983,931
01/01/2018 to 12/31/2018	$15.59655	$15.00285	894,586
AST Prudential Growth Allocation Portfolio
01/01/2009 to 12/31/2009	$6.56949	$8.19394	29,491
01/01/2010 to 12/31/2010	$8.19394	$9.65573	34,201
01/01/2011 to 12/31/2011	$9.65573	$8.96603	49,820
01/01/2012 to 12/31/2012	$8.96603	$10.02421	61,112
01/01/2013 to 12/31/2013	$10.02421	$11.61472	94,352
01/01/2014 to 12/31/2014	$11.61472	$12.55744	195,413
01/01/2015 to 12/31/2015	$12.55744	$12.35696	264,830
01/01/2016 to 12/31/2016	$12.35696	$13.46983	281,928
01/01/2017 to 12/31/2017	$13.46983	$15.48350	579,941
01/01/2018 to 12/31/2018	$15.48350	$14.16509	601,960
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99918	$11.73020	0
01/01/2014 to 12/31/2014	$11.73020	$13.38423	0
01/01/2015 to 12/31/2015	$13.38423	$13.45615	0
01/01/2016 to 12/31/2016	$13.45615	$14.76943	0
01/01/2017 to 12/31/2017	$14.76943	$17.75463	0
01/01/2018 to 12/31/2018	$17.75463	$16.32087	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST QMA US Equity Alpha Portfolio
01/01/2009 to 12/31/2009	$6.29304	$7.59041	0
01/01/2010 to 12/31/2010	$7.59041	$8.64622	0
01/01/2011 to 12/31/2011	$8.64622	$8.85664	491
01/01/2012 to 12/31/2012	$8.85664	$10.41779	1,912
01/01/2013 to 12/31/2013	$10.41779	$13.65949	8,717
01/01/2014 to 12/31/2014	$13.65949	$15.85219	20,322
01/01/2015 to 12/31/2015	$15.85219	$16.17865	28,273
01/01/2016 to 12/31/2016	$16.17865	$18.39686	44,915
01/01/2017 to 12/31/2017	$18.39686	$22.26804	47,201
01/01/2018 to 12/31/2018	$22.26804	$20.23491	57,393
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99918	$8.93992	0
01/01/2012 to 12/31/2012	$8.93992	$10.01604	21,087
01/01/2013 to 12/31/2013	$10.01604	$12.13798	25,309
01/01/2014 to 12/31/2014	$12.13798	$12.79898	15,325
01/01/2015 to 12/31/2015	$12.79898	$12.69136	93,053
01/01/2016 to 12/31/2016	$12.69136	$13.36031	201,968
01/01/2017 to 12/31/2017	$13.36031	$15.63441	221,992
01/01/2018 to 12/31/2018	$15.63441	$14.46842	278,782
AST RCM World Trends Portfolio
01/01/2009 to 12/31/2009	$7.37971	$9.01552	0
01/01/2010 to 12/31/2010	$9.01552	$9.99007	0
01/01/2011 to 12/31/2011	$9.99007	$9.71160	5,942
01/01/2012 to 12/31/2012	$9.71160	$10.60403	50,477
01/01/2013 to 12/31/2013	$10.60403	$11.80510	62,149
01/01/2014 to 12/31/2014	$11.80510	$12.28896	69,809
01/01/2015 to 12/31/2015	$12.28896	$12.14719	72,169
01/01/2016 to 12/31/2016	$12.14719	$12.60617	100,956
01/01/2017 to 12/31/2017	$12.60617	$14.50774	139,717
01/01/2018 to 12/31/2018	$14.50774	$13.22832	137,096
AST Small-Cap Growth Opportunities Portfolio
01/01/2009 to 12/31/2009	$6.04442	$7.93932	3,166
01/01/2010 to 12/31/2010	$7.93932	$10.41905	2,949
01/01/2011 to 12/31/2011	$10.41905	$8.96343	2,264
01/01/2012 to 12/31/2012	$8.96343	$10.65604	9,161
01/01/2013 to 12/31/2013	$10.65604	$14.85632	15,705
01/01/2014 to 12/31/2014	$14.85632	$15.43593	19,852
01/01/2015 to 12/31/2015	$15.43593	$15.48715	29,778
01/01/2016 to 12/31/2016	$15.48715	$16.51462	32,216
01/01/2017 to 12/31/2017	$16.51462	$20.87920	46,248
01/01/2018 to 12/31/2018	$20.87920	$18.42985	62,800
AST Small-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.73693	$8.93194	0
01/01/2010 to 12/31/2010	$8.93194	$12.06406	0
01/01/2011 to 12/31/2011	$12.06406	$11.82778	819
01/01/2012 to 12/31/2012	$11.82778	$13.13644	5,376
01/01/2013 to 12/31/2013	$13.13644	$17.58113	12,287
01/01/2014 to 12/31/2014	$17.58113	$18.07191	13,769
01/01/2015 to 12/31/2015	$18.07191	$18.03357	12,680
01/01/2016 to 12/31/2016	$18.03357	$20.01168	20,627
01/01/2017 to 12/31/2017	$20.01168	$24.55270	24,216
01/01/2018 to 12/31/2018	$24.55270	$22.26553	15,944

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.56669	$8.25723	0
01/01/2010 to 12/31/2010	$8.25723	$10.30053	0
01/01/2011 to 12/31/2011	$10.30053	$9.58913	680
01/01/2012 to 12/31/2012	$9.58913	$11.21832	7,416
01/01/2013 to 12/31/2013	$11.21832	$15.26149	17,249
01/01/2014 to 12/31/2014	$15.26149	$15.90635	18,760
01/01/2015 to 12/31/2015	$15.90635	$15.07015	20,694
01/01/2016 to 12/31/2016	$15.07015	$19.27868	20,881
01/01/2017 to 12/31/2017	$19.27868	$20.49063	31,112
01/01/2018 to 12/31/2018	$20.49063	$16.82275	44,188
AST T. Rowe Price Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.75653	$9.53361	42,393
01/01/2010 to 12/31/2010	$9.53361	$10.52807	33,991
01/01/2011 to 12/31/2011	$10.52807	$10.63067	60,944
01/01/2012 to 12/31/2012	$10.63067	$11.94592	170,982
01/01/2013 to 12/31/2013	$11.94592	$13.81861	463,674
01/01/2014 to 12/31/2014	$13.81861	$14.48626	626,426
01/01/2015 to 12/31/2015	$14.48626	$14.34890	810,547
01/01/2016 to 12/31/2016	$14.34890	$15.27883	843,845
01/01/2017 to 12/31/2017	$15.27883	$17.45860	944,414
01/01/2018 to 12/31/2018	$17.45860	$16.36414	1,089,691
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.43744	$9.77555	3,241
01/01/2010 to 12/31/2010	$9.77555	$11.20897	3,920
01/01/2011 to 12/31/2011	$11.20897	$10.91000	4,699
01/01/2012 to 12/31/2012	$10.91000	$12.70117	19,767
01/01/2013 to 12/31/2013	$12.70117	$18.11188	40,364
01/01/2014 to 12/31/2014	$18.11188	$19.42910	54,961
01/01/2015 to 12/31/2015	$19.42910	$21.08029	51,404
01/01/2016 to 12/31/2016	$21.08029	$21.43515	65,202
01/01/2017 to 12/31/2017	$21.43515	$29.26401	69,075
01/01/2018 to 12/31/2018	$29.26401	$30.09300	84,325
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.32963	$7.41124	0
01/01/2010 to 12/31/2010	$7.41124	$8.25078	0
01/01/2011 to 12/31/2011	$8.25078	$8.12903	4,250
01/01/2012 to 12/31/2012	$8.12903	$9.12709	14,114
01/01/2013 to 12/31/2013	$9.12709	$12.16608	25,451
01/01/2014 to 12/31/2014	$12.16608	$12.23327	30,161
01/01/2015 to 12/31/2015	$12.23327	$11.37778	29,175
01/01/2016 to 12/31/2016	$11.37778	$11.95569	29,680
01/01/2017 to 12/31/2017	$11.95569	$13.79697	56,686
01/01/2018 to 12/31/2018	$13.79697	$12.33326	110,849
AST T. Rowe Price Natural Resources Portfolio
01/01/2009 to 12/31/2009	$6.90317	$10.20784	15,445
01/01/2010 to 12/31/2010	$10.20784	$12.17409	13,337
01/01/2011 to 12/31/2011	$12.17409	$10.25550	19,083
01/01/2012 to 12/31/2012	$10.25550	$10.52125	16,869
01/01/2013 to 12/31/2013	$10.52125	$12.01930	30,337
01/01/2014 to 12/31/2014	$12.01930	$10.90540	40,792
01/01/2015 to 12/31/2015	$10.90540	$8.71869	53,185
01/01/2016 to 12/31/2016	$8.71869	$10.75741	93,994
01/01/2017 to 12/31/2017	$10.75741	$11.74892	94,161
01/01/2018 to 12/31/2018	$11.74892	$9.69486	85,217

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Templeton Global Bond Portfolio
01/01/2009 to 12/31/2009	$10.36499	$11.50569	10,277
01/01/2010 to 12/31/2010	$11.50569	$12.04612	11,386
01/01/2011 to 12/31/2011	$12.04612	$12.41886	12,041
01/01/2012 to 12/31/2012	$12.41886	$12.93840	11,281
01/01/2013 to 12/31/2013	$12.93840	$12.32953	16,494
01/01/2014 to 12/31/2014	$12.32953	$12.27550	29,219
01/01/2015 to 12/31/2015	$12.27550	$11.59268	53,393
01/01/2016 to 12/31/2016	$11.59268	$11.97824	55,376
01/01/2017 to 12/31/2017	$11.97824	$12.10197	88,441
01/01/2018 to 12/31/2018	$12.10197	$12.22110	85,984
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.19415	$8.51751	0
01/01/2010 to 12/31/2010	$8.51751	$10.42410	0
01/01/2011 to 12/31/2011	$10.42410	$9.96483	972
01/01/2012 to 12/31/2012	$9.96483	$11.68256	7,983
01/01/2013 to 12/31/2013	$11.68256	$15.31633	5,233
01/01/2014 to 12/31/2014	$15.31633	$17.43481	8,434
01/01/2015 to 12/31/2015	$17.43481	$16.12146	25,811
01/01/2016 to 12/31/2016	$16.12146	$18.19606	25,555
01/01/2017 to 12/31/2017	$18.19606	$21.35480	27,034
01/01/2018 to 12/31/2018	$21.35480	$17.64836	28,454
AST Wellington Management Hedged Equity Portfolio
01/01/2009 to 12/31/2009	$6.31035	$8.02421	13,667
01/01/2010 to 12/31/2010	$8.02421	$9.10752	13,459
01/01/2011 to 12/31/2011	$9.10752	$8.70580	20,325
01/01/2012 to 12/31/2012	$8.70580	$9.56832	21,025
01/01/2013 to 12/31/2013	$9.56832	$11.41596	32,813
01/01/2014 to 12/31/2014	$11.41596	$11.92516	51,705
01/01/2015 to 12/31/2015	$11.92516	$11.73237	76,182
01/01/2016 to 12/31/2016	$11.73237	$12.37437	94,590
01/01/2017 to 12/31/2017	$12.37437	$13.91758	107,900
01/01/2018 to 12/31/2018	$13.91758	$13.09050	100,403
AST Western Asset Core Plus Bond Portfolio
01/01/2009 to 12/31/2009	$9.37351	$10.35999	3,687
01/01/2010 to 12/31/2010	$10.35999	$11.05727	3,593
01/01/2011 to 12/31/2011	$11.05727	$11.60740	6,542
01/01/2012 to 12/31/2012	$11.60740	$12.39484	37,608
01/01/2013 to 12/31/2013	$12.39484	$12.08896	36,684
01/01/2014 to 12/31/2014	$12.08896	$12.83064	48,572
01/01/2015 to 12/31/2015	$12.83064	$12.86080	60,874
01/01/2016 to 12/31/2016	$12.86080	$13.38950	106,795
01/01/2017 to 12/31/2017	$13.38950	$14.09350	107,980
01/01/2018 to 12/31/2018	$14.09350	$13.63727	340,141
ProFund VP Consumer Goods Portfolio
01/01/2009 to 12/31/2009	$7.70553	$9.27464	0
01/01/2010 to 12/31/2010	$9.27464	$10.77702	0
01/01/2011 to 12/31/2011	$10.77702	$11.41163	0
01/01/2012 to 12/31/2012	$11.41163	$12.52542	0
01/01/2013 to 12/31/2013	$12.52542	$15.92981	0
01/01/2014 to 12/31/2014	$15.92981	$17.38524	0
01/01/2015 to 12/31/2015	$17.38524	$17.92967	0
01/01/2016 to 12/31/2016	$17.92967	$18.38157	0
01/01/2017 to 12/31/2017	$18.38157	$20.94006	0
01/01/2018 to 12/31/2018	$20.94006	$17.66282	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Consumer Services
01/01/2009 to 12/31/2009	$7.07373	$9.16112	0
01/01/2010 to 12/31/2010	$9.16112	$11.01058	0
01/01/2011 to 12/31/2011	$11.01058	$11.50124	0
01/01/2012 to 12/31/2012	$11.50124	$13.90370	0
01/01/2013 to 12/31/2013	$13.90370	$19.25448	0
01/01/2014 to 12/31/2014	$19.25448	$21.43942	0
01/01/2015 to 12/31/2015	$21.43942	$22.22258	0
01/01/2016 to 12/31/2016	$22.22258	$22.92391	0
01/01/2017 to 12/31/2017	$22.92391	$26.86648	0
01/01/2018 to 12/31/2018	$26.86648	$26.76270	0
ProFund VP Financials
01/01/2009 to 12/31/2009	$5.29555	$6.03013	0
01/01/2010 to 12/31/2010	$6.03013	$6.62309	0
01/01/2011 to 12/31/2011	$6.62309	$5.65050	0
01/01/2012 to 12/31/2012	$5.65050	$6.97796	0
01/01/2013 to 12/31/2013	$6.97796	$9.12506	0
01/01/2014 to 12/31/2014	$9.12506	$10.20171	0
01/01/2015 to 12/31/2015	$10.20171	$9.94975	0
01/01/2016 to 12/31/2016	$9.94975	$11.36064	0
01/01/2017 to 12/31/2017	$11.36064	$13.29446	0
01/01/2018 to 12/31/2018	$13.29446	$11.78937	0
ProFund VP Health Care
01/01/2009 to 12/31/2009	$8.37319	$9.91149	0
01/01/2010 to 12/31/2010	$9.91149	$10.09243	0
01/01/2011 to 12/31/2011	$10.09243	$11.00309	0
01/01/2012 to 12/31/2012	$11.00309	$12.79004	0
01/01/2013 to 12/31/2013	$12.79004	$17.69808	0
01/01/2014 to 12/31/2014	$17.69808	$21.67562	0
01/01/2015 to 12/31/2015	$21.67562	$22.53910	0
01/01/2016 to 12/31/2016	$22.53910	$21.41194	0
01/01/2017 to 12/31/2017	$21.41194	$25.63511	0
01/01/2018 to 12/31/2018	$25.63511	$26.50573	0
ProFund VP Industrials
01/01/2009 to 12/31/2009	$6.12389	$7.52435	0
01/01/2010 to 12/31/2010	$7.52435	$9.21904	0
01/01/2011 to 12/31/2011	$9.21904	$8.96504	0
01/01/2012 to 12/31/2012	$8.96504	$10.27851	0
01/01/2013 to 12/31/2013	$10.27851	$14.06311	0
01/01/2014 to 12/31/2014	$14.06311	$14.70051	0
01/01/2015 to 12/31/2015	$14.70051	$14.05707	0
01/01/2016 to 12/31/2016	$14.05707	$16.36033	0
01/01/2017 to 12/31/2017	$16.36033	$19.82697	0
01/01/2018 to 12/31/2018	$19.82697	$17.12386	0
ProFund VP Large-Cap Growth
01/01/2009 to 12/31/2009	$6.74627	$8.66550	0
01/01/2010 to 12/31/2010	$8.66550	$9.71085	0
01/01/2011 to 12/31/2011	$9.71085	$9.91574	0
01/01/2012 to 12/31/2012	$9.91574	$11.06599	0
01/01/2013 to 12/31/2013	$11.06599	$14.31622	0
01/01/2014 to 12/31/2014	$14.31622	$16.00687	0
01/01/2015 to 12/31/2015	$16.00687	$16.44383	0
01/01/2016 to 12/31/2016	$16.44383	$17.09789	0
01/01/2017 to 12/31/2017	$17.09789	$21.21059	0
01/01/2018 to 12/31/2018	$21.21059	$20.60887	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Large-Cap Value
01/01/2009 to 12/31/2009	$6.29952	$7.45124	0
01/01/2010 to 12/31/2010	$7.45124	$8.32879	0
01/01/2011 to 12/31/2011	$8.32879	$8.14102	0
01/01/2012 to 12/31/2012	$8.14102	$9.30332	0
01/01/2013 to 12/31/2013	$9.30332	$11.96473	0
01/01/2014 to 12/31/2014	$11.96473	$13.08709	0
01/01/2015 to 12/31/2015	$13.08709	$12.34391	0
01/01/2016 to 12/31/2016	$12.34391	$14.10789	0
01/01/2017 to 12/31/2017	$14.10789	$15.84513	0
01/01/2018 to 12/31/2018	$15.84513	$14.02030	0
ProFund VP Mid-Cap Growth
01/01/2009 to 12/31/2009	$6.22719	$8.52806	0
01/01/2010 to 12/31/2010	$8.52806	$10.84313	0
01/01/2011 to 12/31/2011	$10.84313	$10.42521	0
01/01/2012 to 12/31/2012	$10.42521	$11.90950	0
01/01/2013 to 12/31/2013	$11.90950	$15.39102	0
01/01/2014 to 12/31/2014	$15.39102	$16.13643	0
01/01/2015 to 12/31/2015	$16.13643	$16.02195	0
01/01/2016 to 12/31/2016	$16.02195	$17.90626	0
01/01/2017 to 12/31/2017	$17.90626	$20.97500	0
01/01/2018 to 12/31/2018	$20.97500	$18.27881	0
ProFund VP Mid-Cap Value
01/01/2009 to 12/31/2009	$6.49281	$8.41316	0
01/01/2010 to 12/31/2010	$8.41316	$10.03332	0
01/01/2011 to 12/31/2011	$10.03332	$9.54428	0
01/01/2012 to 12/31/2012	$9.54428	$11.01497	0
01/01/2013 to 12/31/2013	$11.01497	$14.41314	0
01/01/2014 to 12/31/2014	$14.41314	$15.72393	0
01/01/2015 to 12/31/2015	$15.72393	$14.28791	0
01/01/2016 to 12/31/2016	$14.28791	$17.59015	0
01/01/2017 to 12/31/2017	$17.59015	$19.26396	0
01/01/2018 to 12/31/2018	$19.26396	$16.53758	0
ProFund VP Real Estate
01/01/2009 to 12/31/2009	$5.54281	$7.01899	0
01/01/2010 to 12/31/2010	$7.01899	$8.66541	0
01/01/2011 to 12/31/2011	$8.66541	$8.98727	0
01/01/2012 to 12/31/2012	$8.98727	$10.42615	0
01/01/2013 to 12/31/2013	$10.42615	$10.33250	0
01/01/2014 to 12/31/2014	$10.33250	$12.78950	0
01/01/2015 to 12/31/2015	$12.78950	$12.70384	0
01/01/2016 to 12/31/2016	$12.70384	$13.29835	0
01/01/2017 to 12/31/2017	$13.29835	$14.22684	0
01/01/2018 to 12/31/2018	$14.22684	$13.28283	0
ProFund VP Small-Cap Growth
01/01/2009 to 12/31/2009	$6.83982	$8.54439	0
01/01/2010 to 12/31/2010	$8.54439	$10.63607	0
01/01/2011 to 12/31/2011	$10.63607	$10.66582	0
01/01/2012 to 12/31/2012	$10.66582	$11.87821	0
01/01/2013 to 12/31/2013	$11.87821	$16.51483	0
01/01/2014 to 12/31/2014	$16.51483	$16.70663	0
01/01/2015 to 12/31/2015	$16.70663	$16.73519	0
01/01/2016 to 12/31/2016	$16.73519	$19.92264	0
01/01/2017 to 12/31/2017	$19.92264	$22.28406	0
01/01/2018 to 12/31/2018	$22.28406	$20.79412	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Small-Cap Value
01/01/2009 to 12/31/2009	$7.21085	$8.59614	0
01/01/2010 to 12/31/2010	$8.59614	$10.39230	0
01/01/2011 to 12/31/2011	$10.39230	$9.86744	0
01/01/2012 to 12/31/2012	$9.86744	$11.34804	0
01/01/2013 to 12/31/2013	$11.34804	$15.46868	0
01/01/2014 to 12/31/2014	$15.46868	$16.20595	0
01/01/2015 to 12/31/2015	$16.20595	$14.71722	0
01/01/2016 to 12/31/2016	$14.71722	$18.76506	0
01/01/2017 to 12/31/2017	$18.76506	$20.38415	0
01/01/2018 to 12/31/2018	$20.38415	$17.31235	0
ProFund VP Telecommunications
01/01/2009 to 12/31/2009	$7.30077	$7.75761	0
01/01/2010 to 12/31/2010	$7.75761	$8.88561	0
01/01/2011 to 12/31/2011	$8.88561	$8.96210	0
01/01/2012 to 12/31/2012	$8.96210	$10.33883	0
01/01/2013 to 12/31/2013	$10.33883	$11.47192	0
01/01/2014 to 12/31/2014	$11.47192	$11.42258	0
01/01/2015 to 12/31/2015	$11.42258	$11.48148	0
01/01/2016 to 12/31/2016	$11.48148	$13.82998	0
01/01/2017 to 12/31/2017	$13.82998	$13.40263	0
01/01/2018 to 12/31/2018	$13.40263	$11.26505	0
ProFund VP Utilities
01/01/2009 to 12/31/2009	$7.24721	$7.94572	0
01/01/2010 to 12/31/2010	$7.94572	$8.33515	0
01/01/2011 to 12/31/2011	$8.33515	$9.69768	0
01/01/2012 to 12/31/2012	$9.69768	$9.61503	0
01/01/2013 to 12/31/2013	$9.61503	$10.78722	0
01/01/2014 to 12/31/2014	$10.78722	$13.44496	0
01/01/2015 to 12/31/2015	$13.44496	$12.45953	0
01/01/2016 to 12/31/2016	$12.45953	$14.19626	0
01/01/2017 to 12/31/2017	$14.19626	$15.55163	0
01/01/2018 to 12/31/2018	$15.55163	$15.84096	0
*Denotes the start date of these sub-accounts

PREMIER X SERIES
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: With only HD GRO (1.90%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.87551	$9.61124	1,640,143
01/01/2010 to 12/31/2010	$9.61124	$10.56057	1,463,422
01/01/2011 to 12/31/2011	$10.56057	$10.08836	1,384,234
01/01/2012 to 12/31/2012	$10.08836	$11.14410	1,249,343
01/01/2013 to 12/31/2013	$11.14410	$12.02719	1,037,203
01/01/2014 to 12/31/2014	$12.02719	$12.25357	1,036,626
01/01/2015 to 12/31/2015	$12.25357	$11.63795	951,267
01/01/2016 to 12/31/2016	$11.63795	$12.14510	874,829
01/01/2017 to 12/31/2017	$12.14510	$13.41929	811,210
01/01/2018 to 12/31/2018	$13.41929	$12.09634	697,465
AST Advanced Strategies Portfolio
01/01/2009 to 12/31/2009	$7.87680	$9.75519	535,791
01/01/2010 to 12/31/2010	$9.75519	$10.88553	434,823
01/01/2011 to 12/31/2011	$10.88553	$10.69481	440,297
01/01/2012 to 12/31/2012	$10.69481	$11.92762	455,812
01/01/2013 to 12/31/2013	$11.92762	$13.64323	355,779
01/01/2014 to 12/31/2014	$13.64323	$14.20668	390,450
01/01/2015 to 12/31/2015	$14.20668	$14.05364	341,697
01/01/2016 to 12/31/2016	$14.05364	$14.77218	301,720
01/01/2017 to 12/31/2017	$14.77218	$16.95135	299,749
01/01/2018 to 12/31/2018	$16.95135	$15.65435	260,021
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99845	$11.62000	0
01/01/2014 to 12/31/2014	$11.62000	$12.90512	0
01/01/2015 to 12/31/2015	$12.90512	$12.88317	0
01/01/2016 to 12/31/2016	$12.88317	$13.99667	0
01/01/2017 to 12/31/2017	$13.99667	$16.77694	0
01/01/2018 to 12/31/2018	$16.77694	$15.12325	0
AST Balanced Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.14626	$9.85682	900,823
01/01/2010 to 12/31/2010	$9.85682	$10.86424	694,237
01/01/2011 to 12/31/2011	$10.86424	$10.53238	651,831
01/01/2012 to 12/31/2012	$10.53238	$11.62514	606,123
01/01/2013 to 12/31/2013	$11.62514	$13.42168	540,329
01/01/2014 to 12/31/2014	$13.42168	$14.03040	479,010
01/01/2015 to 12/31/2015	$14.03040	$13.83427	434,897
01/01/2016 to 12/31/2016	$13.83427	$14.43195	374,599
01/01/2017 to 12/31/2017	$14.43195	$16.27468	352,383
01/01/2018 to 12/31/2018	$16.27468	$15.18157	301,396
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99793	$9.15301	76,140
01/01/2012 to 12/31/2012	$9.15301	$10.05053	77,501
01/01/2013 to 12/31/2013	$10.05053	$10.93367	74,622
01/01/2014 to 12/31/2014	$10.93367	$11.25504	62,910
01/01/2015 to 12/31/2015	$11.25504	$10.71373	66,588
01/01/2016 to 12/31/2016	$10.71373	$11.24629	57,974
01/01/2017 to 12/31/2017	$11.24629	$12.42906	52,153
01/01/2018 to 12/31/2018	$12.42906	$11.55230	20,156

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Low Duration Bond Portfolio
01/01/2009 to 12/31/2009	$10.63495	$11.50428	41,221
01/01/2010 to 12/31/2010	$11.50428	$11.72999	18,507
01/01/2011 to 12/31/2011	$11.72999	$11.77036	19,340
01/01/2012 to 12/31/2012	$11.77036	$12.09290	19,762
01/01/2013 to 12/31/2013	$12.09290	$11.60948	422
01/01/2014 to 12/31/2014	$11.60948	$11.38187	693
01/01/2015 to 12/31/2015	$11.38187	$11.22372	429
01/01/2016 to 12/31/2016	$11.22372	$11.19506	262
01/01/2017 to 12/31/2017	$11.19506	$11.17391	614
01/01/2018 to 12/31/2018	$11.17391	$11.04621	381
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2009 to 12/31/2009	$10.48811	$11.99359	31,097
01/01/2010 to 12/31/2010	$11.99359	$12.67844	20,172
01/01/2011 to 12/31/2011	$12.67844	$12.83777	21,424
01/01/2012 to 12/31/2012	$12.83777	$13.77245	21,874
01/01/2013 to 12/31/2013	$13.77245	$13.26724	3,916
01/01/2014 to 12/31/2014	$13.26724	$13.57074	9,526
01/01/2015 to 12/31/2015	$13.57074	$13.03698	7,627
01/01/2016 to 12/31/2016	$13.03698	$13.33538	3,611
01/01/2017 to 12/31/2017	$13.33538	$13.65822	6,765
01/01/2018 to 12/31/2018	$13.65822	$13.31366	2,703
AST Bond Portfolio 2018
01/01/2009 to 12/31/2009	$12.02740	$11.08899	916,869
01/01/2010 to 12/31/2010	$11.08899	$12.09943	638,577
01/01/2011 to 12/31/2011	$12.09943	$13.48663	417,534
01/01/2012 to 12/31/2012	$13.48663	$13.99125	309,874
01/01/2013 to 12/31/2013	$13.99125	$13.29882	240,935
01/01/2014 to 12/31/2014	$13.29882	$13.39820	221,283
01/01/2015 to 12/31/2015	$13.39820	$13.25498	206,216
01/01/2016 to 12/31/2016	$13.25498	$13.21750	196,565
01/01/2017 to 12/31/2017	$13.21750	$13.06400	177,868
01/01/2018 to 12/31/2018	$13.06400	$12.91615	0
AST Bond Portfolio 2019
01/01/2009 to 12/31/2009	$12.09626	$10.95660	502,389
01/01/2010 to 12/31/2010	$10.95660	$11.97397	373,713
01/01/2011 to 12/31/2011	$11.97397	$13.62798	248,886
01/01/2012 to 12/31/2012	$13.62798	$14.15708	157,119
01/01/2013 to 12/31/2013	$14.15708	$13.22184	124,785
01/01/2014 to 12/31/2014	$13.22184	$13.52858	119,007
01/01/2015 to 12/31/2015	$13.52858	$13.41847	113,190
01/01/2016 to 12/31/2016	$13.41847	$13.35923	74,963
01/01/2017 to 12/31/2017	$13.35923	$13.21026	61,230
01/01/2018 to 12/31/2018	$13.21026	$13.03612	11,658
AST Bond Portfolio 2020
01/02/2009* to 12/31/2009	$9.99897	$8.78306	52,681
01/01/2010 to 12/31/2010	$8.78306	$9.64023	528,085
01/01/2011 to 12/31/2011	$9.64023	$11.22759	101,117
01/01/2012 to 12/31/2012	$11.22759	$11.71417	9,380
01/01/2013 to 12/31/2013	$11.71417	$10.74672	0
01/01/2014 to 12/31/2014	$10.74672	$11.19591	0
01/01/2015 to 12/31/2015	$11.19591	$11.15485	0
01/01/2016 to 12/31/2016	$11.15485	$11.16138	0
01/01/2017 to 12/31/2017	$11.16138	$11.05074	0
01/01/2018 to 12/31/2018	$11.05074	$10.87515	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$9.99794	$11.00110	778,013
01/01/2011 to 12/31/2011	$11.00110	$12.98795	542,945
01/01/2012 to 12/31/2012	$12.98795	$13.61130	65,573
01/01/2013 to 12/31/2013	$13.61130	$12.42241	0
01/01/2014 to 12/31/2014	$12.42241	$13.12714	0
01/01/2015 to 12/31/2015	$13.12714	$13.11205	0
01/01/2016 to 12/31/2016	$13.11205	$13.12974	0
01/01/2017 to 12/31/2017	$13.12974	$13.08914	0
01/01/2018 to 12/31/2018	$13.08914	$12.85232	0
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99845	$12.01256	796,652
01/01/2012 to 12/31/2012	$12.01256	$12.47759	808,569
01/01/2013 to 12/31/2013	$12.47759	$11.05160	53,913
01/01/2014 to 12/31/2014	$11.05160	$11.97007	50,596
01/01/2015 to 12/31/2015	$11.97007	$11.99313	40,900
01/01/2016 to 12/31/2016	$11.99313	$11.98501	41,060
01/01/2017 to 12/31/2017	$11.98501	$11.94661	40,085
01/01/2018 to 12/31/2018	$11.94661	$11.70535	80,261
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99794	$10.39215	645,445
01/01/2013 to 12/31/2013	$10.39215	$9.15827	1,789,579
01/01/2014 to 12/31/2014	$9.15827	$10.12164	731,314
01/01/2015 to 12/31/2015	$10.12164	$10.20188	150,166
01/01/2016 to 12/31/2016	$10.20188	$10.20324	149,501
01/01/2017 to 12/31/2017	$10.20324	$10.18326	137,103
01/01/2018 to 12/31/2018	$10.18326	$9.96599	215,444
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99897	$8.74369	1,232,761
01/01/2014 to 12/31/2014	$8.74369	$9.83272	732,327
01/01/2015 to 12/31/2015	$9.83272	$9.92342	170,526
01/01/2016 to 12/31/2016	$9.92342	$9.92442	110,406
01/01/2017 to 12/31/2017	$9.92442	$9.90371	99,674
01/01/2018 to 12/31/2018	$9.90371	$9.65558	96,958
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99897	$11.29546	491,888
01/01/2015 to 12/31/2015	$11.29546	$11.30633	1,676,610
01/01/2016 to 12/31/2016	$11.30633	$11.37029	0
01/01/2017 to 12/31/2017	$11.37029	$11.36299	0
01/01/2018 to 12/31/2018	$11.36299	$11.06799	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99897	$9.93127	272,221
01/01/2016 to 12/31/2016	$9.93127	$9.94890	875,150
01/01/2017 to 12/31/2017	$9.94890	$10.00015	592,756
01/01/2018 to 12/31/2018	$10.00015	$9.71067	681,251
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	$9.99794	$9.87288	1,679,588
01/01/2017 to 12/31/2017	$9.87288	$9.94940	1,156,808
01/01/2018 to 12/31/2018	$9.94940	$9.63994	1,016,260
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	$9.99794	$10.03006	1,551
01/01/2018 to 12/31/2018	$10.03006	$9.63958	137,784
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	$9.99794	$9.65559	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Capital Growth Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.67349	$9.43787	2,245,693
01/01/2010 to 12/31/2010	$9.43787	$10.50081	2,023,526
01/01/2011 to 12/31/2011	$10.50081	$10.05525	1,946,932
01/01/2012 to 12/31/2012	$10.05525	$11.22171	1,857,703
01/01/2013 to 12/31/2013	$11.22171	$13.51022	1,643,119
01/01/2014 to 12/31/2014	$13.51022	$14.18572	1,688,117
01/01/2015 to 12/31/2015	$14.18572	$13.99547	1,460,016
01/01/2016 to 12/31/2016	$13.99547	$14.67400	1,299,460
01/01/2017 to 12/31/2017	$14.67400	$16.97750	1,191,137
01/01/2018 to 12/31/2018	$16.97750	$15.62338	1,050,533
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99845	$11.64134	0
01/01/2014 to 12/31/2014	$11.64134	$12.97911	0
01/01/2015 to 12/31/2015	$12.97911	$12.28214	0
01/01/2016 to 12/31/2016	$12.28214	$13.84884	0
01/01/2017 to 12/31/2017	$13.84884	$16.09251	0
01/01/2018 to 12/31/2018	$16.09251	$15.03830	17
AST Cohen & Steers Realty Portfolio
01/01/2009 to 12/31/2009	$8.05893	$10.43374	8,691
01/01/2010 to 12/31/2010	$10.43374	$13.17714	3,507
01/01/2011 to 12/31/2011	$13.17714	$13.78398	3,870
01/01/2012 to 12/31/2012	$13.78398	$15.60270	5,097
01/01/2013 to 12/31/2013	$15.60270	$15.79154	984
01/01/2014 to 12/31/2014	$15.79154	$20.28799	1,745
01/01/2015 to 12/31/2015	$20.28799	$20.87413	894
01/01/2016 to 12/31/2016	$20.87413	$21.47226	343
01/01/2017 to 12/31/2017	$21.47226	$22.38901	657
01/01/2018 to 12/31/2018	$22.38901	$20.92457	355
AST Fidelity Institutional AM® Quantitative Portfolio
formerly,AST FI Pyramis® Quantitative Portfolio
01/01/2009 to 12/31/2009	$7.23357	$8.79176	378,198
01/01/2010 to 12/31/2010	$8.79176	$9.86717	341,078
01/01/2011 to 12/31/2011	$9.86717	$9.53771	337,060
01/01/2012 to 12/31/2012	$9.53771	$10.35497	285,270
01/01/2013 to 12/31/2013	$10.35497	$11.66190	234,210
01/01/2014 to 12/31/2014	$11.66190	$11.80502	220,377
01/01/2015 to 12/31/2015	$11.80502	$11.69967	189,704
01/01/2016 to 12/31/2016	$11.69967	$11.97033	168,991
01/01/2017 to 12/31/2017	$11.97033	$13.68273	169,145
01/01/2018 to 12/31/2018	$13.68273	$12.38625	147,771
AST Global Real Estate Portfolio
01/01/2009 to 12/31/2009	$6.10747	$8.09735	2,393
01/01/2010 to 12/31/2010	$8.09735	$9.55158	790
01/01/2011 to 12/31/2011	$9.55158	$8.90131	1,108
01/01/2012 to 12/31/2012	$8.90131	$11.07650	1,022
01/01/2013 to 12/31/2013	$11.07650	$11.34251	273
01/01/2014 to 12/31/2014	$11.34251	$12.68089	594
01/01/2015 to 12/31/2015	$12.68089	$12.43322	298
01/01/2016 to 12/31/2016	$12.43322	$12.31114	192
01/01/2017 to 12/31/2017	$12.31114	$13.39748	368
01/01/2018 to 12/31/2018	$13.39748	$12.52708	198

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.08000	$8.28115	30,196
01/01/2010 to 12/31/2010	$8.28115	$9.17397	15,172
01/01/2011 to 12/31/2011	$9.17397	$8.50626	7,106
01/01/2012 to 12/31/2012	$8.50626	$9.98923	5,872
01/01/2013 to 12/31/2013	$9.98923	$13.09110	2,585
01/01/2014 to 12/31/2014	$13.09110	$14.53422	3,992
01/01/2015 to 12/31/2015	$14.53422	$13.60408	4,757
01/01/2016 to 12/31/2016	$13.60408	$14.89186	2,920
01/01/2017 to 12/31/2017	$14.89186	$16.03931	5,899
01/01/2018 to 12/31/2018	$16.03931	$14.39645	3,426
AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$7.49295	$11.55150	13,822
01/01/2010 to 12/31/2010	$11.55150	$13.58365	7,756
01/01/2011 to 12/31/2011	$13.58365	$12.93390	7,709
01/01/2012 to 12/31/2012	$12.93390	$15.18202	10,353
01/01/2013 to 12/31/2013	$15.18202	$19.69518	4,195
01/01/2014 to 12/31/2014	$19.69518	$21.55589	7,853
01/01/2015 to 12/31/2015	$21.55589	$19.95117	13,351
01/01/2016 to 12/31/2016	$19.95117	$19.90208	6,918
01/01/2017 to 12/31/2017	$19.90208	$24.82335	16,328
01/01/2018 to 12/31/2018	$24.82335	$23.29855	2,276
AST Goldman Sachs Multi-Asset Portfolio
01/01/2009 to 12/31/2009	$7.60464	$9.20795	113,191
01/01/2010 to 12/31/2010	$9.20795	$10.08437	82,518
01/01/2011 to 12/31/2011	$10.08437	$9.84640	80,266
01/01/2012 to 12/31/2012	$9.84640	$10.64133	95,403
01/01/2013 to 12/31/2013	$10.64133	$11.46849	23,556
01/01/2014 to 12/31/2014	$11.46849	$11.70945	31,759
01/01/2015 to 12/31/2015	$11.70945	$11.38653	25,995
01/01/2016 to 12/31/2016	$11.38653	$11.76203	18,344
01/01/2017 to 12/31/2017	$11.76203	$12.96113	21,658
01/01/2018 to 12/31/2018	$12.96113	$11.82057	19,152
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.63187	$9.50032	8,060
01/01/2010 to 12/31/2010	$9.50032	$11.81873	5,086
01/01/2011 to 12/31/2011	$11.81873	$11.74963	5,080
01/01/2012 to 12/31/2012	$11.74963	$13.33932	5,571
01/01/2013 to 12/31/2013	$13.33932	$18.17136	2,491
01/01/2014 to 12/31/2014	$18.17136	$19.11607	3,937
01/01/2015 to 12/31/2015	$19.11607	$17.72888	2,086
01/01/2016 to 12/31/2016	$17.72888	$21.62906	1,210
01/01/2017 to 12/31/2017	$21.62906	$23.81391	2,847
01/01/2018 to 12/31/2018	$23.81391	$20.08078	1,529
AST Government Money Market Portfolio
01/01/2009 to 12/31/2009	$10.55683	$10.38554	54,281
01/01/2010 to 12/31/2010	$10.38554	$10.19444	18,279
01/01/2011 to 12/31/2011	$10.19444	$10.00685	16,458
01/01/2012 to 12/31/2012	$10.00685	$9.82027	13,241
01/01/2013 to 12/31/2013	$9.82027	$9.63721	991
01/01/2014 to 12/31/2014	$9.63721	$9.45754	2,055
01/01/2015 to 12/31/2015	$9.45754	$9.28120	937
01/01/2016 to 12/31/2016	$9.28120	$9.10865	1,378
01/01/2017 to 12/31/2017	$9.10865	$8.96960	644
01/01/2018 to 12/31/2018	$8.96960	$8.91584	105

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST High Yield Portfolio
01/01/2009 to 12/31/2009	$7.82946	$10.41539	49,084
01/01/2010 to 12/31/2010	$10.41539	$11.60106	33,309
01/01/2011 to 12/31/2011	$11.60106	$11.74628	21,046
01/01/2012 to 12/31/2012	$11.74628	$13.12633	24,311
01/01/2013 to 12/31/2013	$13.12633	$13.80651	11,540
01/01/2014 to 12/31/2014	$13.80651	$13.89564	19,104
01/01/2015 to 12/31/2015	$13.89564	$13.15056	9,268
01/01/2016 to 12/31/2016	$13.15056	$14.89286	5,693
01/01/2017 to 12/31/2017	$14.89286	$15.70790	13,068
01/01/2018 to 12/31/2018	$15.70790	$15.10730	694
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.69520	$7.84723	14,755
01/01/2010 to 12/31/2010	$7.84723	$8.71427	10,313
01/01/2011 to 12/31/2011	$8.71427	$8.19415	8,564
01/01/2012 to 12/31/2012	$8.19415	$9.39903	8,999
01/01/2013 to 12/31/2013	$9.39903	$12.90063	4,242
01/01/2014 to 12/31/2014	$12.90063	$14.40039	6,575
01/01/2015 to 12/31/2015	$14.40039	$13.02449	2,817
01/01/2016 to 12/31/2016	$13.02449	$15.32414	2,839
01/01/2017 to 12/31/2017	$15.32414	$17.92553	4,436
01/01/2018 to 12/31/2018	$17.92553	$15.10006	2,085
AST International Growth Portfolio
01/01/2009 to 12/31/2009	$6.04263	$8.02258	13,561
01/01/2010 to 12/31/2010	$8.02258	$9.01442	7,898
01/01/2011 to 12/31/2011	$9.01442	$7.70310	8,637
01/01/2012 to 12/31/2012	$7.70310	$9.09880	8,392
01/01/2013 to 12/31/2013	$9.09880	$10.63067	2,961
01/01/2014 to 12/31/2014	$10.63067	$9.85596	5,345
01/01/2015 to 12/31/2015	$9.85596	$9.97669	2,936
01/01/2016 to 12/31/2016	$9.97669	$9.42122	1,504
01/01/2017 to 12/31/2017	$9.42122	$12.52154	2,672
01/01/2018 to 12/31/2018	$12.52154	$10.64881	1,474
AST International Value Portfolio
01/01/2009 to 12/31/2009	$6.89463	$8.82960	22,418
01/01/2010 to 12/31/2010	$8.82960	$9.62539	16,474
01/01/2011 to 12/31/2011	$9.62539	$8.26071	16,303
01/01/2012 to 12/31/2012	$8.26071	$9.45839	15,360
01/01/2013 to 12/31/2013	$9.45839	$11.08897	5,818
01/01/2014 to 12/31/2014	$11.08897	$10.15269	11,324
01/01/2015 to 12/31/2015	$10.15269	$10.04476	6,691
01/01/2016 to 12/31/2016	$10.04476	$9.91511	2,792
01/01/2017 to 12/31/2017	$9.91511	$11.95053	6,134
01/01/2018 to 12/31/2018	$11.95053	$9.83419	3,175
AST Investment Grade Bond Portfolio
01/01/2009 to 12/31/2009	$10.71068	$11.69915	14,887
01/01/2010 to 12/31/2010	$11.69915	$12.72222	11,223
01/01/2011 to 12/31/2011	$12.72222	$14.03915	16,098
01/01/2012 to 12/31/2012	$14.03915	$15.07214	13,637
01/01/2013 to 12/31/2013	$15.07214	$14.32043	13,734
01/01/2014 to 12/31/2014	$14.32043	$14.99915	14,274
01/01/2015 to 12/31/2015	$14.99915	$14.89212	17,818
01/01/2016 to 12/31/2016	$14.89212	$15.22952	16,681
01/01/2017 to 12/31/2017	$15.22952	$15.59076	14,678
01/01/2018 to 12/31/2018	$15.59076	$15.25764	12,559

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Global Thematic Portfolio
01/01/2009 to 12/31/2009	$7.12925	$8.86201	99,298
01/01/2010 to 12/31/2010	$8.86201	$9.89847	78,485
01/01/2011 to 12/31/2011	$9.89847	$9.65878	61,451
01/01/2012 to 12/31/2012	$9.65878	$10.76599	59,132
01/01/2013 to 12/31/2013	$10.76599	$12.28543	20,383
01/01/2014 to 12/31/2014	$12.28543	$12.82372	53,243
01/01/2015 to 12/31/2015	$12.82372	$12.45281	35,578
01/01/2016 to 12/31/2016	$12.45281	$12.85872	21,033
01/01/2017 to 12/31/2017	$12.85872	$14.75940	29,887
01/01/2018 to 12/31/2018	$14.75940	$13.41510	14,039
AST J.P. Morgan International Equity Portfolio
01/01/2009 to 12/31/2009	$7.91534	$10.55484	9,198
01/01/2010 to 12/31/2010	$10.55484	$11.10084	6,600
01/01/2011 to 12/31/2011	$11.10084	$9.89724	7,745
01/01/2012 to 12/31/2012	$9.89724	$11.84030	9,100
01/01/2013 to 12/31/2013	$11.84030	$13.40435	2,317
01/01/2014 to 12/31/2014	$13.40435	$12.31706	5,084
01/01/2015 to 12/31/2015	$12.31706	$11.74957	3,230
01/01/2016 to 12/31/2016	$11.74957	$11.75379	1,660
01/01/2017 to 12/31/2017	$11.75379	$14.95336	3,493
01/01/2018 to 12/31/2018	$14.95336	$12.10962	2,007
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2009 to 12/31/2009	$9.35251	$11.19913	328,421
01/01/2010 to 12/31/2010	$11.19913	$11.79468	251,199
01/01/2011 to 12/31/2011	$11.79468	$11.60212	252,094
01/01/2012 to 12/31/2012	$11.60212	$12.60601	248,049
01/01/2013 to 12/31/2013	$12.60601	$13.73586	186,683
01/01/2014 to 12/31/2014	$13.73586	$14.21417	215,741
01/01/2015 to 12/31/2015	$14.21417	$13.92364	206,424
01/01/2016 to 12/31/2016	$13.92364	$14.18908	182,015
01/01/2017 to 12/31/2017	$14.18908	$15.61599	199,017
01/01/2018 to 12/31/2018	$15.61599	$14.53777	177,020
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08384	$10.28767	0
01/01/2010 to 12/31/2010	$10.28767	$11.23842	1,490
01/01/2011 to 12/31/2011	$11.23842	$11.10228	0
01/01/2012 to 12/31/2012	$11.10228	$12.54958	0
01/01/2013 to 12/31/2013	$12.54958	$16.81014	0
01/01/2014 to 12/31/2014	$16.81014	$18.06453	0
01/01/2015 to 12/31/2015	$18.06453	$19.61300	0
01/01/2016 to 12/31/2016	$19.61300	$18.96618	0
01/01/2017 to 12/31/2017	$18.96618	$25.28266	0
01/01/2018 to 12/31/2018	$25.28266	$24.40884	0
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$7.14281	$9.09565	56,039
01/01/2010 to 12/31/2010	$9.09565	$10.68915	33,904
01/01/2011 to 12/31/2011	$10.68915	$10.39424	22,708
01/01/2012 to 12/31/2012	$10.39424	$11.45130	28,171
01/01/2013 to 12/31/2013	$11.45130	$15.35214	12,432
01/01/2014 to 12/31/2014	$15.35214	$16.66134	23,526
01/01/2015 to 12/31/2015	$16.66134	$17.99738	11,711
01/01/2016 to 12/31/2016	$17.99738	$18.64743	5,876
01/01/2017 to 12/31/2017	$18.64743	$24.33805	14,353
01/01/2018 to 12/31/2018	$24.33805	$23.23975	1,053

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Global Equity Portfolio
01/01/2009 to 12/31/2009	$8.87094	$11.44852	7,611
01/01/2010 to 12/31/2010	$11.44852	$12.58852	5,988
01/01/2011 to 12/31/2011	$12.58852	$11.96714	4,538
01/01/2012 to 12/31/2012	$11.96714	$14.45384	3,848
01/01/2013 to 12/31/2013	$14.45384	$18.10409	1,453
01/01/2014 to 12/31/2014	$18.10409	$18.41149	2,315
01/01/2015 to 12/31/2015	$18.41149	$17.80334	1,107
01/01/2016 to 12/31/2016	$17.80334	$18.71472	608
01/01/2017 to 12/31/2017	$18.71472	$22.74531	1,419
01/01/2018 to 12/31/2018	$22.74531	$20.18675	765
AST MFS Growth Portfolio
01/01/2009 to 12/31/2009	$8.15973	$9.95377	8,768
01/01/2010 to 12/31/2010	$9.95377	$11.01704	6,989
01/01/2011 to 12/31/2011	$11.01704	$10.74757	5,292
01/01/2012 to 12/31/2012	$10.74757	$12.34872	6,391
01/01/2013 to 12/31/2013	$12.34872	$16.56683	2,626
01/01/2014 to 12/31/2014	$16.56683	$17.67384	4,935
01/01/2015 to 12/31/2015	$17.67384	$18.59801	2,795
01/01/2016 to 12/31/2016	$18.59801	$18.60078	1,121
01/01/2017 to 12/31/2017	$18.60078	$23.86058	2,669
01/01/2018 to 12/31/2018	$23.86058	$23.91659	1,243
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99846	$10.18849	0
01/01/2013 to 12/31/2013	$10.18849	$13.44856	0
01/01/2014 to 12/31/2014	$13.44856	$14.54628	0
01/01/2015 to 12/31/2015	$14.54628	$14.17185	0
01/01/2016 to 12/31/2016	$14.17185	$15.77817	0
01/01/2017 to 12/31/2017	$15.77817	$18.16979	0
01/01/2018 to 12/31/2018	$18.16979	$16.01928	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.77336	$9.34880	17,896
01/01/2010 to 12/31/2010	$9.34880	$11.32466	14,503
01/01/2011 to 12/31/2011	$11.32466	$10.83771	11,103
01/01/2012 to 12/31/2012	$10.83771	$12.45694	12,217
01/01/2013 to 12/31/2013	$12.45694	$17.36010	5,910
01/01/2014 to 12/31/2014	$17.36010	$19.46415	9,441
01/01/2015 to 12/31/2015	$19.46415	$18.02443	4,127
01/01/2016 to 12/31/2016	$18.02443	$20.91363	3,126
01/01/2017 to 12/31/2017	$20.91363	$23.35481	6,786
01/01/2018 to 12/31/2018	$23.35481	$19.14848	1,046
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99846	$10.30845	33,604
01/01/2013 to 12/31/2013	$10.30845	$12.02970	16,474
01/01/2014 to 12/31/2014	$12.02970	$12.41205	27,101
01/01/2015 to 12/31/2015	$12.41205	$12.02933	13,974
01/01/2016 to 12/31/2016	$12.02933	$12.31563	7,414
01/01/2017 to 12/31/2017	$12.31563	$14.07992	17,747
01/01/2018 to 12/31/2018	$14.07992	$12.67260	2,062

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Parametric Emerging Markets Equity Portfolio
01/01/2009 to 12/31/2009	$5.56843	$9.09942	16,312
01/01/2010 to 12/31/2010	$9.09942	$10.91854	5,348
01/01/2011 to 12/31/2011	$10.91854	$8.54304	3,318
01/01/2012 to 12/31/2012	$8.54304	$9.88663	4,708
01/01/2013 to 12/31/2013	$9.88663	$9.72394	710
01/01/2014 to 12/31/2014	$9.72394	$9.09576	1,663
01/01/2015 to 12/31/2015	$9.09576	$7.43308	812
01/01/2016 to 12/31/2016	$7.43308	$8.19659	422
01/01/2017 to 12/31/2017	$8.19659	$10.16599	2,691
01/01/2018 to 12/31/2018	$10.16599	$8.57414	1,213
AST Preservation Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.96271	$10.55805	571,094
01/01/2010 to 12/31/2010	$10.55805	$11.45661	532,128
01/01/2011 to 12/31/2011	$11.45661	$11.35524	569,993
01/01/2012 to 12/31/2012	$11.35524	$12.29917	539,869
01/01/2013 to 12/31/2013	$12.29917	$13.18173	476,198
01/01/2014 to 12/31/2014	$13.18173	$13.68306	453,085
01/01/2015 to 12/31/2015	$13.68306	$13.44709	435,268
01/01/2016 to 12/31/2016	$13.44709	$13.92613	397,193
01/01/2017 to 12/31/2017	$13.92613	$15.05168	349,226
01/01/2018 to 12/31/2018	$15.05168	$14.34996	273,192
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01837	$10.06686	0
01/01/2012 to 12/31/2012	$10.06686	$10.58122	0
01/01/2013 to 12/31/2013	$10.58122	$10.14377	0
01/01/2014 to 12/31/2014	$10.14377	$10.55797	0
01/01/2015 to 12/31/2015	$10.55797	$10.33332	0
01/01/2016 to 12/31/2016	$10.33332	$10.56789	0
01/01/2017 to 12/31/2017	$10.56789	$10.95948	0
01/01/2018 to 12/31/2018	$10.95948	$10.66654	0
AST Prudential Growth Allocation Portfolio
01/01/2009 to 12/31/2009	$6.65616	$8.22871	589,986
01/01/2010 to 12/31/2010	$8.22871	$9.61112	493,311
01/01/2011 to 12/31/2011	$9.61112	$8.84603	472,345
01/01/2012 to 12/31/2012	$8.84603	$9.80252	433,588
01/01/2013 to 12/31/2013	$9.80252	$11.25762	368,837
01/01/2014 to 12/31/2014	$11.25762	$12.06381	401,923
01/01/2015 to 12/31/2015	$12.06381	$11.76630	352,513
01/01/2016 to 12/31/2016	$11.76630	$12.71301	295,548
01/01/2017 to 12/31/2017	$12.71301	$14.48482	324,770
01/01/2018 to 12/31/2018	$14.48482	$13.13365	268,294
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99845	$11.65946	0
01/01/2014 to 12/31/2014	$11.65946	$13.18604	0
01/01/2015 to 12/31/2015	$13.18604	$13.13983	0
01/01/2016 to 12/31/2016	$13.13983	$14.29527	0
01/01/2017 to 12/31/2017	$14.29527	$17.03345	0
01/01/2018 to 12/31/2018	$17.03345	$15.51875	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST QMA US Equity Alpha Portfolio
01/01/2009 to 12/31/2009	$6.91030	$8.26135	10,516
01/01/2010 to 12/31/2010	$8.26135	$9.32751	4,285
01/01/2011 to 12/31/2011	$9.32751	$9.47038	4,080
01/01/2012 to 12/31/2012	$9.47038	$11.04111	4,718
01/01/2013 to 12/31/2013	$11.04111	$14.34896	2,347
01/01/2014 to 12/31/2014	$14.34896	$16.50528	2,632
01/01/2015 to 12/31/2015	$16.50528	$16.69627	1,510
01/01/2016 to 12/31/2016	$16.69627	$18.81825	827
01/01/2017 to 12/31/2017	$18.81825	$22.57768	2,013
01/01/2018 to 12/31/2018	$22.57768	$20.33391	1,188
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99845	$8.88686	0
01/01/2012 to 12/31/2012	$8.88686	$9.86852	0
01/01/2013 to 12/31/2013	$9.86852	$11.85371	0
01/01/2014 to 12/31/2014	$11.85371	$12.38895	0
01/01/2015 to 12/31/2015	$12.38895	$12.17621	0
01/01/2016 to 12/31/2016	$12.17621	$12.70508	0
01/01/2017 to 12/31/2017	$12.70508	$14.73693	0
01/01/2018 to 12/31/2018	$14.73693	$13.51664	387
AST RCM World Trends Portfolio
01/01/2009 to 12/31/2009	$7.33582	$8.88278	91,896
01/01/2010 to 12/31/2010	$8.88278	$9.75608	50,495
01/01/2011 to 12/31/2011	$9.75608	$9.40046	54,420
01/01/2012 to 12/31/2012	$9.40046	$10.17351	57,843
01/01/2013 to 12/31/2013	$10.17351	$11.22577	25,721
01/01/2014 to 12/31/2014	$11.22577	$11.58269	43,913
01/01/2015 to 12/31/2015	$11.58269	$11.34785	33,848
01/01/2016 to 12/31/2016	$11.34785	$11.67290	22,886
01/01/2017 to 12/31/2017	$11.67290	$13.31543	32,168
01/01/2018 to 12/31/2018	$13.31543	$12.03324	17,716
AST Small-Cap Growth Opportunities Portfolio
01/01/2009 to 12/31/2009	$7.25607	$9.44657	5,695
01/01/2010 to 12/31/2010	$9.44657	$12.28759	4,281
01/01/2011 to 12/31/2011	$12.28759	$10.47763	13,701
01/01/2012 to 12/31/2012	$10.47763	$12.34599	16,108
01/01/2013 to 12/31/2013	$12.34599	$17.06049	8,268
01/01/2014 to 12/31/2014	$17.06049	$17.56956	13,198
01/01/2015 to 12/31/2015	$17.56956	$17.47213	5,898
01/01/2016 to 12/31/2016	$17.47213	$18.46719	3,439
01/01/2017 to 12/31/2017	$18.46719	$23.14222	7,346
01/01/2018 to 12/31/2018	$23.14222	$20.24575	1,701
AST Small-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.63894	$8.72427	7,195
01/01/2010 to 12/31/2010	$8.72427	$11.67952	5,573
01/01/2011 to 12/31/2011	$11.67952	$11.34980	5,908
01/01/2012 to 12/31/2012	$11.34980	$12.49402	5,867
01/01/2013 to 12/31/2013	$12.49402	$16.57375	2,578
01/01/2014 to 12/31/2014	$16.57375	$16.88587	4,657
01/01/2015 to 12/31/2015	$16.88587	$16.70121	2,450
01/01/2016 to 12/31/2016	$16.70121	$18.36981	825
01/01/2017 to 12/31/2017	$18.36981	$22.33966	1,841
01/01/2018 to 12/31/2018	$22.33966	$20.07846	977

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.99717	$9.96698	49,384
01/01/2010 to 12/31/2010	$9.96698	$12.32368	32,174
01/01/2011 to 12/31/2011	$12.32368	$11.37136	21,942
01/01/2012 to 12/31/2012	$11.37136	$13.18554	26,348
01/01/2013 to 12/31/2013	$13.18554	$17.77929	12,595
01/01/2014 to 12/31/2014	$17.77929	$18.36690	20,189
01/01/2015 to 12/31/2015	$18.36690	$17.24749	10,014
01/01/2016 to 12/31/2016	$17.24749	$21.86978	5,969
01/01/2017 to 12/31/2017	$21.86978	$23.04000	13,937
01/01/2018 to 12/31/2018	$23.04000	$18.74751	577
AST T. Rowe Price Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.65127	$10.53936	325,608
01/01/2010 to 12/31/2010	$10.53936	$11.53594	283,411
01/01/2011 to 12/31/2011	$11.53594	$11.54580	276,802
01/01/2012 to 12/31/2012	$11.54580	$12.85936	244,233
01/01/2013 to 12/31/2013	$12.85936	$14.74391	195,852
01/01/2014 to 12/31/2014	$14.74391	$15.31972	213,500
01/01/2015 to 12/31/2015	$15.31972	$15.04035	213,046
01/01/2016 to 12/31/2016	$15.04035	$15.87403	165,479
01/01/2017 to 12/31/2017	$15.87403	$17.97910	183,574
01/01/2018 to 12/31/2018	$17.97910	$16.70219	135,060
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.47415	$9.74439	29,435
01/01/2010 to 12/31/2010	$9.74439	$11.07477	16,781
01/01/2011 to 12/31/2011	$11.07477	$10.68434	12,712
01/01/2012 to 12/31/2012	$10.68434	$12.32839	10,860
01/01/2013 to 12/31/2013	$12.32839	$17.42511	5,552
01/01/2014 to 12/31/2014	$17.42511	$18.52728	8,365
01/01/2015 to 12/31/2015	$18.52728	$19.92422	3,628
01/01/2016 to 12/31/2016	$19.92422	$20.08118	3,185
01/01/2017 to 12/31/2017	$20.08118	$27.17420	7,711
01/01/2018 to 12/31/2018	$27.17420	$27.69577	3,831
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.80431	$9.05722	4,853
01/01/2010 to 12/31/2010	$9.05722	$9.99424	4,901
01/01/2011 to 12/31/2011	$9.99424	$9.75979	5,672
01/01/2012 to 12/31/2012	$9.75979	$10.86104	5,536
01/01/2013 to 12/31/2013	$10.86104	$14.34953	1,701
01/01/2014 to 12/31/2014	$14.34953	$14.30135	3,467
01/01/2015 to 12/31/2015	$14.30135	$13.18364	2,248
01/01/2016 to 12/31/2016	$13.18364	$13.73125	1,091
01/01/2017 to 12/31/2017	$13.73125	$15.70645	2,666
01/01/2018 to 12/31/2018	$15.70645	$13.91544	927
AST T. Rowe Price Natural Resources Portfolio
01/01/2009 to 12/31/2009	$9.01490	$13.21257	89,197
01/01/2010 to 12/31/2010	$13.21257	$15.61837	60,070
01/01/2011 to 12/31/2011	$15.61837	$13.04089	42,405
01/01/2012 to 12/31/2012	$13.04089	$13.26007	51,693
01/01/2013 to 12/31/2013	$13.26007	$15.01427	20,011
01/01/2014 to 12/31/2014	$15.01427	$13.50228	37,408
01/01/2015 to 12/31/2015	$13.50228	$10.69926	20,927
01/01/2016 to 12/31/2016	$10.69926	$13.08484	8,916
01/01/2017 to 12/31/2017	$13.08484	$14.16499	18,963
01/01/2018 to 12/31/2018	$14.16499	$11.58459	5,363

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Templeton Global Bond Portfolio
01/01/2009 to 12/31/2009	$10.13233	$11.14805	5,761
01/01/2010 to 12/31/2010	$11.14805	$11.56854	3,971
01/01/2011 to 12/31/2011	$11.56854	$11.82135	3,893
01/01/2012 to 12/31/2012	$11.82135	$12.20681	4,144
01/01/2013 to 12/31/2013	$12.20681	$11.52960	558
01/01/2014 to 12/31/2014	$11.52960	$11.37747	1,194
01/01/2015 to 12/31/2015	$11.37747	$10.64974	821
01/01/2016 to 12/31/2016	$10.64974	$10.90705	511
01/01/2017 to 12/31/2017	$10.90705	$10.92264	1,186
01/01/2018 to 12/31/2018	$10.92264	$10.93214	681
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.09254	$9.66687	28,148
01/01/2010 to 12/31/2010	$9.66687	$11.72633	16,543
01/01/2011 to 12/31/2011	$11.72633	$11.11083	11,234
01/01/2012 to 12/31/2012	$11.11083	$12.91074	14,257
01/01/2013 to 12/31/2013	$12.91074	$16.77719	6,841
01/01/2014 to 12/31/2014	$16.77719	$18.92898	10,966
01/01/2015 to 12/31/2015	$18.92898	$17.34838	5,761
01/01/2016 to 12/31/2016	$17.34838	$19.40829	3,025
01/01/2017 to 12/31/2017	$19.40829	$22.57689	7,486
01/01/2018 to 12/31/2018	$22.57689	$18.49243	718
AST Wellington Management Hedged Equity Portfolio
01/01/2009 to 12/31/2009	$6.90477	$8.70257	141,530
01/01/2010 to 12/31/2010	$8.70257	$9.79034	88,029
01/01/2011 to 12/31/2011	$9.79034	$9.27604	79,563
01/01/2012 to 12/31/2012	$9.27604	$10.10482	87,625
01/01/2013 to 12/31/2013	$10.10482	$11.94966	45,418
01/01/2014 to 12/31/2014	$11.94966	$12.37239	94,329
01/01/2015 to 12/31/2015	$12.37239	$12.06497	50,177
01/01/2016 to 12/31/2016	$12.06497	$12.61305	24,030
01/01/2017 to 12/31/2017	$12.61305	$14.06117	36,586
01/01/2018 to 12/31/2018	$14.06117	$13.10799	17,620
AST Western Asset Core Plus Bond Portfolio
01/01/2009 to 12/31/2009	$9.28052	$10.16667	2,874
01/01/2010 to 12/31/2010	$10.16667	$10.75520	1,992
01/01/2011 to 12/31/2011	$10.75520	$11.19085	1,955
01/01/2012 to 12/31/2012	$11.19085	$11.84431	2,190
01/01/2013 to 12/31/2013	$11.84431	$11.44990	896
01/01/2014 to 12/31/2014	$11.44990	$12.04510	1,650
01/01/2015 to 12/31/2015	$12.04510	$11.96664	1,111
01/01/2016 to 12/31/2016	$11.96664	$12.34881	509
01/01/2017 to 12/31/2017	$12.34881	$12.88347	1,163
01/01/2018 to 12/31/2018	$12.88347	$12.35572	738
*Denotes the start date of these sub-accounts

PREMIER X SERIES
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: Combination 5% roll-up and HAV Death Benefit Only (2.05%)
OR Highest Daily Value Death Benefit Only (2.05%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.52065	$9.16461	6,403,388
01/01/2010 to 12/31/2010	$9.16461	$10.05503	6,481,639
01/01/2011 to 12/31/2011	$10.05503	$9.59133	5,215,981
01/01/2012 to 12/31/2012	$9.59133	$10.57941	5,453,100
01/01/2013 to 12/31/2013	$10.57941	$11.40088	5,272,579
01/01/2014 to 12/31/2014	$11.40088	$11.59844	4,828,769
01/01/2015 to 12/31/2015	$11.59844	$10.99949	4,010,234
01/01/2016 to 12/31/2016	$10.99949	$11.46192	3,411,797
01/01/2017 to 12/31/2017	$11.46192	$12.64588	3,256,993
01/01/2018 to 12/31/2018	$12.64588	$11.38237	2,460,395
AST Advanced Strategies Portfolio
01/01/2009 to 12/31/2009	$7.72388	$9.55169	2,392,702
01/01/2010 to 12/31/2010	$9.55169	$10.64273	2,509,896
01/01/2011 to 12/31/2011	$10.64273	$10.44088	1,976,971
01/01/2012 to 12/31/2012	$10.44088	$11.62737	2,134,048
01/01/2013 to 12/31/2013	$11.62737	$13.28030	2,280,593
01/01/2014 to 12/31/2014	$13.28030	$13.80833	2,077,002
01/01/2015 to 12/31/2015	$13.80833	$13.63950	1,841,403
01/01/2016 to 12/31/2016	$13.63950	$14.31596	1,615,998
01/01/2017 to 12/31/2017	$14.31596	$16.40373	1,530,373
01/01/2018 to 12/31/2018	$16.40373	$15.12627	1,199,379
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99833	$11.60828	0
01/01/2014 to 12/31/2014	$11.60828	$12.87311	0
01/01/2015 to 12/31/2015	$12.87311	$12.83237	382
01/01/2016 to 12/31/2016	$12.83237	$13.92101	0
01/01/2017 to 12/31/2017	$13.92101	$16.66177	0
01/01/2018 to 12/31/2018	$16.66177	$14.99726	520
AST Balanced Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.82382	$9.45287	5,940,132
01/01/2010 to 12/31/2010	$9.45287	$10.40364	6,021,508
01/01/2011 to 12/31/2011	$10.40364	$10.07115	5,192,756
01/01/2012 to 12/31/2012	$10.07115	$11.09968	5,454,823
01/01/2013 to 12/31/2013	$11.09968	$12.79626	5,258,287
01/01/2014 to 12/31/2014	$12.79626	$13.35694	5,074,259
01/01/2015 to 12/31/2015	$13.35694	$13.15089	4,693,024
01/01/2016 to 12/31/2016	$13.15089	$13.69899	4,085,332
01/01/2017 to 12/31/2017	$13.69899	$15.42548	3,724,185
01/01/2018 to 12/31/2018	$15.42548	$14.36814	3,474,002
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99833	$9.14439	11,718
01/01/2012 to 12/31/2012	$9.14439	$10.02630	44,567
01/01/2013 to 12/31/2013	$10.02630	$10.89118	42,302
01/01/2014 to 12/31/2014	$10.89118	$11.19488	62,311
01/01/2015 to 12/31/2015	$11.19488	$10.64075	123,989
01/01/2016 to 12/31/2016	$10.64075	$11.15336	107,359
01/01/2017 to 12/31/2017	$11.15336	$12.30828	99,538
01/01/2018 to 12/31/2018	$12.30828	$11.42302	60,511

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Low Duration Bond Portfolio
01/01/2009 to 12/31/2009	$10.51970	$11.36291	155,535
01/01/2010 to 12/31/2010	$11.36291	$11.56869	218,728
01/01/2011 to 12/31/2011	$11.56869	$11.59154	151,373
01/01/2012 to 12/31/2012	$11.59154	$11.89152	145,930
01/01/2013 to 12/31/2013	$11.89152	$11.39925	109,039
01/01/2014 to 12/31/2014	$11.39925	$11.15957	98,281
01/01/2015 to 12/31/2015	$11.15957	$10.98831	89,333
01/01/2016 to 12/31/2016	$10.98831	$10.94433	92,907
01/01/2017 to 12/31/2017	$10.94433	$10.90777	93,447
01/01/2018 to 12/31/2018	$10.90777	$10.76708	86,636
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2009 to 12/31/2009	$10.44693	$11.92891	789,347
01/01/2010 to 12/31/2010	$11.92891	$12.59155	951,902
01/01/2011 to 12/31/2011	$12.59155	$12.73127	781,155
01/01/2012 to 12/31/2012	$12.73127	$13.63808	817,374
01/01/2013 to 12/31/2013	$13.63808	$13.11863	777,758
01/01/2014 to 12/31/2014	$13.11863	$13.39908	738,034
01/01/2015 to 12/31/2015	$13.39908	$12.85311	591,656
01/01/2016 to 12/31/2016	$12.85311	$13.12796	538,661
01/01/2017 to 12/31/2017	$13.12796	$13.42599	530,584
01/01/2018 to 12/31/2018	$13.42599	$13.06797	428,647
AST Bond Portfolio 2018
05/01/2009* to 12/31/2009	$9.92265	$9.67902	0
01/01/2010 to 12/31/2010	$9.67902	$10.54551	0
01/01/2011 to 12/31/2011	$10.54551	$11.73731	0
01/01/2012 to 12/31/2012	$11.73731	$12.15857	0
01/01/2013 to 12/31/2013	$12.15857	$11.53989	0
01/01/2014 to 12/31/2014	$11.53989	$11.60917	0
01/01/2015 to 12/31/2015	$11.60917	$11.46813	0
01/01/2016 to 12/31/2016	$11.46813	$11.41909	0
01/01/2017 to 12/31/2017	$11.41909	$11.27011	0
01/01/2018 to 12/31/2018	$11.27011	$11.12629	0
AST Bond Portfolio 2019
05/01/2009* to 12/31/2009	$9.90543	$9.57969	0
01/01/2010 to 12/31/2010	$9.57969	$10.45380	0
01/01/2011 to 12/31/2011	$10.45380	$11.88036	0
01/01/2012 to 12/31/2012	$11.88036	$12.32352	0
01/01/2013 to 12/31/2013	$12.32352	$11.49247	0
01/01/2014 to 12/31/2014	$11.49247	$11.74177	0
01/01/2015 to 12/31/2015	$11.74177	$11.62909	0
01/01/2016 to 12/31/2016	$11.62909	$11.56072	0
01/01/2017 to 12/31/2017	$11.56072	$11.41525	0
01/01/2018 to 12/31/2018	$11.41525	$11.24772	0
AST Bond Portfolio 2020
05/01/2009* to 12/31/2009	$9.88414	$9.25455	0
01/01/2010 to 12/31/2010	$9.25455	$10.14278	0
01/01/2011 to 12/31/2011	$10.14278	$11.79550	0
01/01/2012 to 12/31/2012	$11.79550	$12.28859	0
01/01/2013 to 12/31/2013	$12.28859	$11.25704	0
01/01/2014 to 12/31/2014	$11.25704	$11.71029	0
01/01/2015 to 12/31/2015	$11.71029	$11.65023	0
01/01/2016 to 12/31/2016	$11.65023	$11.64010	0
01/01/2017 to 12/31/2017	$11.64010	$11.50782	0
01/01/2018 to 12/31/2018	$11.50782	$11.30811	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$9.99778	$10.98498	0
01/01/2011 to 12/31/2011	$10.98498	$12.94990	0
01/01/2012 to 12/31/2012	$12.94990	$13.55154	0
01/01/2013 to 12/31/2013	$13.55154	$12.34960	0
01/01/2014 to 12/31/2014	$12.34960	$13.03103	0
01/01/2015 to 12/31/2015	$13.03103	$12.99690	0
01/01/2016 to 12/31/2016	$12.99690	$12.99542	0
01/01/2017 to 12/31/2017	$12.99542	$12.93625	0
01/01/2018 to 12/31/2018	$12.93625	$12.68344	0
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99833	$11.99503	0
01/01/2012 to 12/31/2012	$11.99503	$12.44101	0
01/01/2013 to 12/31/2013	$12.44101	$11.00299	0
01/01/2014 to 12/31/2014	$11.00299	$11.90004	0
01/01/2015 to 12/31/2015	$11.90004	$11.90542	0
01/01/2016 to 12/31/2016	$11.90542	$11.87987	0
01/01/2017 to 12/31/2017	$11.87987	$11.82450	0
01/01/2018 to 12/31/2018	$11.82450	$11.56857	0
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99778	$10.37684	0
01/01/2013 to 12/31/2013	$10.37684	$9.13129	0
01/01/2014 to 12/31/2014	$9.13129	$10.07694	0
01/01/2015 to 12/31/2015	$10.07694	$10.14190	0
01/01/2016 to 12/31/2016	$10.14190	$10.12845	0
01/01/2017 to 12/31/2017	$10.12845	$10.09375	0
01/01/2018 to 12/31/2018	$10.09375	$9.86381	0
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99889	$8.73091	0
01/01/2014 to 12/31/2014	$8.73091	$9.80379	0
01/01/2015 to 12/31/2015	$9.80379	$9.87971	0
01/01/2016 to 12/31/2016	$9.87971	$9.86617	0
01/01/2017 to 12/31/2017	$9.86617	$9.83122	0
01/01/2018 to 12/31/2018	$9.83122	$9.57069	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99889	$11.27883	0
01/01/2015 to 12/31/2015	$11.27883	$11.27315	0
01/01/2016 to 12/31/2016	$11.27315	$11.32023	0
01/01/2017 to 12/31/2017	$11.32023	$11.29636	0
01/01/2018 to 12/31/2018	$11.29636	$10.98688	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99889	$9.91666	0
01/01/2016 to 12/31/2016	$9.91666	$9.91963	0
01/01/2017 to 12/31/2017	$9.91963	$9.95622	0
01/01/2018 to 12/31/2018	$9.95622	$9.65366	0
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	$9.99778	$9.85844	0
01/01/2017 to 12/31/2017	$9.85844	$9.92020	0
01/01/2018 to 12/31/2018	$9.92020	$9.59751	0
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	$9.99778	$10.01529	0
01/01/2018 to 12/31/2018	$10.01529	$9.61132	0
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	$9.99778	$9.64119	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Capital Growth Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.25187	$8.90621	7,701,858
01/01/2010 to 12/31/2010	$8.90621	$9.89472	8,056,803
01/01/2011 to 12/31/2011	$9.89472	$9.46090	6,257,591
01/01/2012 to 12/31/2012	$9.46090	$10.54275	6,771,067
01/01/2013 to 12/31/2013	$10.54275	$12.67414	7,132,679
01/01/2014 to 12/31/2014	$12.67414	$13.28825	6,840,625
01/01/2015 to 12/31/2015	$13.28825	$13.09071	6,440,012
01/01/2016 to 12/31/2016	$13.09071	$13.70520	5,782,808
01/01/2017 to 12/31/2017	$13.70520	$15.83335	5,477,171
01/01/2018 to 12/31/2018	$15.83335	$14.54882	4,543,666
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99833	$11.62670	20,165
01/01/2014 to 12/31/2014	$11.62670	$12.94374	26,017
01/01/2015 to 12/31/2015	$12.94374	$12.23058	15,982
01/01/2016 to 12/31/2016	$12.23058	$13.77051	17,818
01/01/2017 to 12/31/2017	$13.77051	$15.97822	26,473
01/01/2018 to 12/31/2018	$15.97822	$14.90941	24,294
AST Cohen & Steers Realty Portfolio
01/01/2009 to 12/31/2009	$6.03531	$7.80228	99,922
01/01/2010 to 12/31/2010	$7.80228	$9.83932	115,670
01/01/2011 to 12/31/2011	$9.83932	$10.27737	91,118
01/01/2012 to 12/31/2012	$10.27737	$11.61618	116,779
01/01/2013 to 12/31/2013	$11.61618	$11.73944	108,449
01/01/2014 to 12/31/2014	$11.73944	$15.05995	103,910
01/01/2015 to 12/31/2015	$15.05995	$15.47230	90,999
01/01/2016 to 12/31/2016	$15.47230	$15.89222	87,178
01/01/2017 to 12/31/2017	$15.89222	$16.54645	74,831
01/01/2018 to 12/31/2018	$16.54645	$15.44135	61,239
AST Fidelity Institutional AM® Quantitative Portfolio
formerly,AST FI Pyramis® Quantitative Portfolio
01/01/2009 to 12/31/2009	$7.17065	$8.70250	2,453,023
01/01/2010 to 12/31/2010	$8.70250	$9.75259	2,624,502
01/01/2011 to 12/31/2011	$9.75259	$9.41320	2,330,805
01/01/2012 to 12/31/2012	$9.41320	$10.20477	2,449,342
01/01/2013 to 12/31/2013	$10.20477	$11.47571	2,332,694
01/01/2014 to 12/31/2014	$11.47571	$11.59966	2,102,801
01/01/2015 to 12/31/2015	$11.59966	$11.47924	1,861,540
01/01/2016 to 12/31/2016	$11.47924	$11.72756	1,648,516
01/01/2017 to 12/31/2017	$11.72756	$13.38559	1,502,400
01/01/2018 to 12/31/2018	$13.38559	$12.09942	1,113,557
AST Global Real Estate Portfolio
01/01/2009 to 12/31/2009	$6.10332	$8.07992	7,533
01/01/2010 to 12/31/2010	$8.07992	$9.51698	8,974
01/01/2011 to 12/31/2011	$9.51698	$8.85615	14,313
01/01/2012 to 12/31/2012	$8.85615	$11.00403	28,763
01/01/2013 to 12/31/2013	$11.00403	$11.25178	26,458
01/01/2014 to 12/31/2014	$11.25178	$12.56094	32,564
01/01/2015 to 12/31/2015	$12.56094	$12.29755	21,523
01/01/2016 to 12/31/2016	$12.29755	$12.15888	25,939
01/01/2017 to 12/31/2017	$12.15888	$13.21242	24,902
01/01/2018 to 12/31/2018	$13.21242	$12.33584	15,948

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.59044	$7.69719	108,452
01/01/2010 to 12/31/2010	$7.69719	$8.51452	108,896
01/01/2011 to 12/31/2011	$8.51452	$7.88321	123,164
01/01/2012 to 12/31/2012	$7.88321	$9.24382	147,553
01/01/2013 to 12/31/2013	$9.24382	$12.09651	112,148
01/01/2014 to 12/31/2014	$12.09651	$13.41012	153,007
01/01/2015 to 12/31/2015	$13.41012	$12.53342	242,042
01/01/2016 to 12/31/2016	$12.53342	$13.69977	209,265
01/01/2017 to 12/31/2017	$13.69977	$14.73385	194,686
01/01/2018 to 12/31/2018	$14.73385	$13.20524	141,289
AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.67880	$10.28128	146,279
01/01/2010 to 12/31/2010	$10.28128	$12.07219	125,854
01/01/2011 to 12/31/2011	$12.07219	$11.47775	107,922
01/01/2012 to 12/31/2012	$11.47775	$13.45286	127,793
01/01/2013 to 12/31/2013	$13.45286	$17.42637	121,703
01/01/2014 to 12/31/2014	$17.42637	$19.04466	116,574
01/01/2015 to 12/31/2015	$19.04466	$17.60098	177,650
01/01/2016 to 12/31/2016	$17.60098	$17.53182	148,608
01/01/2017 to 12/31/2017	$17.53182	$21.83501	141,773
01/01/2018 to 12/31/2018	$21.83501	$20.46346	117,680
AST Goldman Sachs Multi-Asset Portfolio
01/01/2009 to 12/31/2009	$7.59716	$9.18532	424,265
01/01/2010 to 12/31/2010	$9.18532	$10.04474	457,592
01/01/2011 to 12/31/2011	$10.04474	$9.79338	445,565
01/01/2012 to 12/31/2012	$9.79338	$10.56843	461,766
01/01/2013 to 12/31/2013	$10.56843	$11.37324	416,606
01/01/2014 to 12/31/2014	$11.37324	$11.59507	395,053
01/01/2015 to 12/31/2015	$11.59507	$11.25878	364,140
01/01/2016 to 12/31/2016	$11.25878	$11.61305	330,990
01/01/2017 to 12/31/2017	$11.61305	$12.77827	350,007
01/01/2018 to 12/31/2018	$12.77827	$11.63649	231,679
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.62678	$9.47993	27,806
01/01/2010 to 12/31/2010	$9.47993	$11.77620	35,349
01/01/2011 to 12/31/2011	$11.77620	$11.69023	46,437
01/01/2012 to 12/31/2012	$11.69023	$13.25235	50,032
01/01/2013 to 12/31/2013	$13.25235	$18.02652	46,071
01/01/2014 to 12/31/2014	$18.02652	$18.93581	45,873
01/01/2015 to 12/31/2015	$18.93581	$17.53585	46,623
01/01/2016 to 12/31/2016	$17.53585	$21.36233	35,337
01/01/2017 to 12/31/2017	$21.36233	$23.48574	39,459
01/01/2018 to 12/31/2018	$23.48574	$19.77476	31,611
AST Government Money Market Portfolio
01/01/2009 to 12/31/2009	$10.51516	$10.32932	319,983
01/01/2010 to 12/31/2010	$10.32932	$10.12431	206,149
01/01/2011 to 12/31/2011	$10.12431	$9.92340	219,016
01/01/2012 to 12/31/2012	$9.92340	$9.72484	239,664
01/01/2013 to 12/31/2013	$9.72484	$9.52949	141,037
01/01/2014 to 12/31/2014	$9.52949	$9.33804	160,753
01/01/2015 to 12/31/2015	$9.33804	$9.15043	112,097
01/01/2016 to 12/31/2016	$9.15043	$8.96708	180,104
01/01/2017 to 12/31/2017	$8.96708	$8.81730	79,176
01/01/2018 to 12/31/2018	$8.81730	$8.75156	70,294

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST High Yield Portfolio
01/01/2009 to 12/31/2009	$7.72288	$10.25837	98,174
01/01/2010 to 12/31/2010	$10.25837	$11.40941	117,981
01/01/2011 to 12/31/2011	$11.40941	$11.53541	101,852
01/01/2012 to 12/31/2012	$11.53541	$12.87158	133,663
01/01/2013 to 12/31/2013	$12.87158	$13.51865	119,485
01/01/2014 to 12/31/2014	$13.51865	$13.58597	121,383
01/01/2015 to 12/31/2015	$13.58597	$12.83860	106,139
01/01/2016 to 12/31/2016	$12.83860	$14.51833	104,869
01/01/2017 to 12/31/2017	$14.51833	$15.29039	92,069
01/01/2018 to 12/31/2018	$15.29039	$14.68397	76,732
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$5.98792	$7.00799	193,547
01/01/2010 to 12/31/2010	$7.00799	$7.77093	189,197
01/01/2011 to 12/31/2011	$7.77093	$7.29646	159,734
01/01/2012 to 12/31/2012	$7.29646	$8.35699	156,160
01/01/2013 to 12/31/2013	$8.35699	$11.45354	169,043
01/01/2014 to 12/31/2014	$11.45354	$12.76622	173,213
01/01/2015 to 12/31/2015	$12.76622	$11.52948	160,190
01/01/2016 to 12/31/2016	$11.52948	$13.54531	144,210
01/01/2017 to 12/31/2017	$13.54531	$15.82152	163,275
01/01/2018 to 12/31/2018	$15.82152	$13.30797	156,144
AST International Growth Portfolio
01/01/2009 to 12/31/2009	$6.01888	$7.97937	144,204
01/01/2010 to 12/31/2010	$7.97937	$8.95266	142,115
01/01/2011 to 12/31/2011	$8.95266	$7.63921	121,556
01/01/2012 to 12/31/2012	$7.63921	$9.01008	128,199
01/01/2013 to 12/31/2013	$9.01008	$10.51170	130,106
01/01/2014 to 12/31/2014	$10.51170	$9.73144	129,986
01/01/2015 to 12/31/2015	$9.73144	$9.83612	123,989
01/01/2016 to 12/31/2016	$9.83612	$9.27474	106,923
01/01/2017 to 12/31/2017	$9.27474	$12.30886	100,814
01/01/2018 to 12/31/2018	$12.30886	$10.45245	86,796
AST International Value Portfolio
01/01/2009 to 12/31/2009	$6.86748	$8.78189	161,271
01/01/2010 to 12/31/2010	$8.78189	$9.55932	143,460
01/01/2011 to 12/31/2011	$9.55932	$8.19186	116,484
01/01/2012 to 12/31/2012	$8.19186	$9.36563	111,451
01/01/2013 to 12/31/2013	$9.36563	$10.96415	111,252
01/01/2014 to 12/31/2014	$10.96415	$10.02361	113,509
01/01/2015 to 12/31/2015	$10.02361	$9.90247	101,752
01/01/2016 to 12/31/2016	$9.90247	$9.76033	93,701
01/01/2017 to 12/31/2017	$9.76033	$11.74683	85,930
01/01/2018 to 12/31/2018	$11.74683	$9.65224	69,780
AST Investment Grade Bond Portfolio
01/01/2009 to 12/31/2009	$10.69598	$11.66588	3,643,097
01/01/2010 to 12/31/2010	$11.66588	$12.66748	1,688,626
01/01/2011 to 12/31/2011	$12.66748	$13.95826	6,300,372
01/01/2012 to 12/31/2012	$13.95826	$14.96335	3,411,133
01/01/2013 to 12/31/2013	$14.96335	$14.19618	1,787,174
01/01/2014 to 12/31/2014	$14.19618	$14.84713	1,694,127
01/01/2015 to 12/31/2015	$14.84713	$14.71950	3,217,085
01/01/2016 to 12/31/2016	$14.71950	$15.03084	3,616,618
01/01/2017 to 12/31/2017	$15.03084	$15.36477	2,418,369
01/01/2018 to 12/31/2018	$15.36477	$15.01428	4,867,810

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Global Thematic Portfolio
01/01/2009 to 12/31/2009	$7.12219	$8.84025	303,986
01/01/2010 to 12/31/2010	$8.84025	$9.85968	322,410
01/01/2011 to 12/31/2011	$9.85968	$9.60684	288,926
01/01/2012 to 12/31/2012	$9.60684	$10.69231	288,880
01/01/2013 to 12/31/2013	$10.69231	$12.18347	277,424
01/01/2014 to 12/31/2014	$12.18347	$12.69855	260,905
01/01/2015 to 12/31/2015	$12.69855	$12.31320	221,541
01/01/2016 to 12/31/2016	$12.31320	$12.69583	195,385
01/01/2017 to 12/31/2017	$12.69583	$14.55100	185,567
01/01/2018 to 12/31/2018	$14.55100	$13.20596	151,522
AST J.P. Morgan International Equity Portfolio
01/01/2009 to 12/31/2009	$6.50272	$8.65847	155,384
01/01/2010 to 12/31/2010	$8.65847	$9.09287	151,899
01/01/2011 to 12/31/2011	$9.09287	$8.09515	137,104
01/01/2012 to 12/31/2012	$8.09515	$9.67028	134,987
01/01/2013 to 12/31/2013	$9.67028	$10.93165	145,446
01/01/2014 to 12/31/2014	$10.93165	$10.03007	200,333
01/01/2015 to 12/31/2015	$10.03007	$9.55383	181,716
01/01/2016 to 12/31/2016	$9.55383	$9.54318	170,203
01/01/2017 to 12/31/2017	$9.54318	$12.12309	160,276
01/01/2018 to 12/31/2018	$12.12309	$9.80309	123,514
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2009 to 12/31/2009	$8.47786	$10.13685	1,938,181
01/01/2010 to 12/31/2010	$10.13685	$10.66025	1,964,380
01/01/2011 to 12/31/2011	$10.66025	$10.47082	1,595,962
01/01/2012 to 12/31/2012	$10.47082	$11.35999	1,683,963
01/01/2013 to 12/31/2013	$11.35999	$12.35987	1,692,987
01/01/2014 to 12/31/2014	$12.35987	$12.77152	1,535,359
01/01/2015 to 12/31/2015	$12.77152	$12.49209	1,277,556
01/01/2016 to 12/31/2016	$12.49209	$12.71153	1,135,796
01/01/2017 to 12/31/2017	$12.71153	$13.96935	1,096,672
01/01/2018 to 12/31/2018	$13.96935	$12.98548	805,462
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08372	$10.28564	0
01/01/2010 to 12/31/2010	$10.28564	$11.21966	2,278
01/01/2011 to 12/31/2011	$11.21966	$11.06744	6,036
01/01/2012 to 12/31/2012	$11.06744	$12.49182	14,264
01/01/2013 to 12/31/2013	$12.49182	$16.70815	11,100
01/01/2014 to 12/31/2014	$16.70815	$17.92857	15,320
01/01/2015 to 12/31/2015	$17.92857	$19.43668	30,134
01/01/2016 to 12/31/2016	$19.43668	$18.76816	29,217
01/01/2017 to 12/31/2017	$18.76816	$24.98207	30,006
01/01/2018 to 12/31/2018	$24.98207	$24.08300	36,443
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.33900	$8.06019	162,034
01/01/2010 to 12/31/2010	$8.06019	$9.45837	169,419
01/01/2011 to 12/31/2011	$9.45837	$9.18401	142,218
01/01/2012 to 12/31/2012	$9.18401	$10.10307	141,094
01/01/2013 to 12/31/2013	$10.10307	$13.52485	134,367
01/01/2014 to 12/31/2014	$13.52485	$14.65664	268,472
01/01/2015 to 12/31/2015	$14.65664	$15.80875	238,890
01/01/2016 to 12/31/2016	$15.80875	$16.35573	209,132
01/01/2017 to 12/31/2017	$16.35573	$21.31561	194,852
01/01/2018 to 12/31/2018	$21.31561	$20.32368	151,884

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Global Equity Portfolio
01/01/2009 to 12/31/2009	$7.68143	$9.89869	46,304
01/01/2010 to 12/31/2010	$9.89869	$10.86845	43,950
01/01/2011 to 12/31/2011	$10.86845	$10.31678	63,362
01/01/2012 to 12/31/2012	$10.31678	$12.44219	74,593
01/01/2013 to 12/31/2013	$12.44219	$15.56154	81,250
01/01/2014 to 12/31/2014	$15.56154	$15.80252	85,756
01/01/2015 to 12/31/2015	$15.80252	$15.25819	86,602
01/01/2016 to 12/31/2016	$15.25819	$16.01568	73,415
01/01/2017 to 12/31/2017	$16.01568	$19.43646	61,664
01/01/2018 to 12/31/2018	$19.43646	$17.22453	51,548
AST MFS Growth Portfolio
01/01/2009 to 12/31/2009	$7.29262	$8.88300	44,333
01/01/2010 to 12/31/2010	$8.88300	$9.81745	73,010
01/01/2011 to 12/31/2011	$9.81745	$9.56339	55,757
01/01/2012 to 12/31/2012	$9.56339	$10.97198	53,228
01/01/2013 to 12/31/2013	$10.97198	$14.69811	61,461
01/01/2014 to 12/31/2014	$14.69811	$15.65734	99,503
01/01/2015 to 12/31/2015	$15.65734	$16.45185	84,002
01/01/2016 to 12/31/2016	$16.45185	$16.43015	79,548
01/01/2017 to 12/31/2017	$16.43015	$21.04536	111,608
01/01/2018 to 12/31/2018	$21.04536	$21.06359	98,668
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99834	$10.18297	0
01/01/2013 to 12/31/2013	$10.18297	$13.42139	680
01/01/2014 to 12/31/2014	$13.42139	$14.49557	0
01/01/2015 to 12/31/2015	$14.49557	$14.10158	1,091
01/01/2016 to 12/31/2016	$14.10158	$15.67687	2,841
01/01/2017 to 12/31/2017	$15.67687	$18.02672	11,617
01/01/2018 to 12/31/2018	$18.02672	$15.86969	13,482
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$5.79762	$7.99019	124,978
01/01/2010 to 12/31/2010	$7.99019	$9.66466	149,323
01/01/2011 to 12/31/2011	$9.66466	$9.23545	113,194
01/01/2012 to 12/31/2012	$9.23545	$10.59983	114,457
01/01/2013 to 12/31/2013	$10.59983	$14.75031	126,604
01/01/2014 to 12/31/2014	$14.75031	$16.51376	109,986
01/01/2015 to 12/31/2015	$16.51376	$15.26987	99,780
01/01/2016 to 12/31/2016	$15.26987	$17.69168	91,823
01/01/2017 to 12/31/2017	$17.69168	$19.72777	87,657
01/01/2018 to 12/31/2018	$19.72777	$16.15079	67,930
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99834	$10.29816	78,731
01/01/2013 to 12/31/2013	$10.29816	$12.00014	81,320
01/01/2014 to 12/31/2014	$12.00014	$12.36331	74,865
01/01/2015 to 12/31/2015	$12.36331	$11.96448	73,018
01/01/2016 to 12/31/2016	$11.96448	$12.23134	68,637
01/01/2017 to 12/31/2017	$12.23134	$13.96315	59,545
01/01/2018 to 12/31/2018	$13.96315	$12.54896	42,598

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Parametric Emerging Markets Equity Portfolio
01/01/2009 to 12/31/2009	$5.56466	$9.07977	76,455
01/01/2010 to 12/31/2010	$9.07977	$10.87894	147,559
01/01/2011 to 12/31/2011	$10.87894	$8.49952	116,033
01/01/2012 to 12/31/2012	$8.49952	$9.82181	81,185
01/01/2013 to 12/31/2013	$9.82181	$9.64592	74,537
01/01/2014 to 12/31/2014	$9.64592	$9.00946	66,984
01/01/2015 to 12/31/2015	$9.00946	$7.35166	61,123
01/01/2016 to 12/31/2016	$7.35166	$8.09484	60,565
01/01/2017 to 12/31/2017	$8.09484	$10.02517	73,881
01/01/2018 to 12/31/2018	$10.02517	$8.44287	62,269
AST Preservation Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.73325	$10.27253	4,619,314
01/01/2010 to 12/31/2010	$10.27253	$11.13028	4,613,315
01/01/2011 to 12/31/2011	$11.13028	$11.01569	4,303,458
01/01/2012 to 12/31/2012	$11.01569	$11.91379	4,600,016
01/01/2013 to 12/31/2013	$11.91379	$12.74983	4,434,401
01/01/2014 to 12/31/2014	$12.74983	$13.21515	3,853,539
01/01/2015 to 12/31/2015	$13.21515	$12.96826	2,900,451
01/01/2016 to 12/31/2016	$12.96826	$13.41048	2,963,318
01/01/2017 to 12/31/2017	$13.41048	$14.47305	2,752,732
01/01/2018 to 12/31/2018	$14.47305	$13.77798	1,849,600
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01825	$10.06428	0
01/01/2012 to 12/31/2012	$10.06428	$10.56292	8,064
01/01/2013 to 12/31/2013	$10.56292	$10.11124	14,380
01/01/2014 to 12/31/2014	$10.11124	$10.50869	26,435
01/01/2015 to 12/31/2015	$10.50869	$10.26998	29,613
01/01/2016 to 12/31/2016	$10.26998	$10.48769	26,443
01/01/2017 to 12/31/2017	$10.48769	$10.86034	37,321
01/01/2018 to 12/31/2018	$10.86034	$10.55445	41,563
AST Prudential Growth Allocation Portfolio
01/01/2009 to 12/31/2009	$6.52045	$8.04911	2,930,136
01/01/2010 to 12/31/2010	$8.04911	$9.38759	2,993,576
01/01/2011 to 12/31/2011	$9.38759	$8.62754	2,121,795
01/01/2012 to 12/31/2012	$8.62754	$9.54626	2,317,792
01/01/2013 to 12/31/2013	$9.54626	$10.94724	2,290,164
01/01/2014 to 12/31/2014	$10.94724	$11.71398	2,244,588
01/01/2015 to 12/31/2015	$11.71398	$11.40838	2,947,768
01/01/2016 to 12/31/2016	$11.40838	$12.30825	2,719,146
01/01/2017 to 12/31/2017	$12.30825	$14.00322	3,690,772
01/01/2018 to 12/31/2018	$14.00322	$12.67818	2,605,994
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99833	$11.64780	510
01/01/2014 to 12/31/2014	$11.64780	$13.15357	3,271
01/01/2015 to 12/31/2015	$13.15357	$13.08815	3,398
01/01/2016 to 12/31/2016	$13.08815	$14.21820	2,118
01/01/2017 to 12/31/2017	$14.21820	$16.91682	0
01/01/2018 to 12/31/2018	$16.91682	$15.38975	509

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST QMA US Equity Alpha Portfolio
01/01/2009 to 12/31/2009	$6.42985	$7.67574	107,762
01/01/2010 to 12/31/2010	$7.67574	$8.65355	99,843
01/01/2011 to 12/31/2011	$8.65355	$8.77316	81,735
01/01/2012 to 12/31/2012	$8.77316	$10.21323	62,108
01/01/2013 to 12/31/2013	$10.21323	$13.25360	61,591
01/01/2014 to 12/31/2014	$13.25360	$15.22296	54,075
01/01/2015 to 12/31/2015	$15.22296	$15.37656	54,780
01/01/2016 to 12/31/2016	$15.37656	$17.30538	64,555
01/01/2017 to 12/31/2017	$17.30538	$20.73216	58,503
01/01/2018 to 12/31/2018	$20.73216	$18.64424	51,120
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99833	$8.87815	147
01/01/2012 to 12/31/2012	$8.87815	$9.84419	0
01/01/2013 to 12/31/2013	$9.84419	$11.80699	1,482
01/01/2014 to 12/31/2014	$11.80699	$12.32190	1,979
01/01/2015 to 12/31/2015	$12.32190	$12.09248	6,446
01/01/2016 to 12/31/2016	$12.09248	$12.59923	24,759
01/01/2017 to 12/31/2017	$12.59923	$14.59266	26,792
01/01/2018 to 12/31/2018	$14.59266	$13.36449	28,079
AST RCM World Trends Portfolio
01/01/2009 to 12/31/2009	$7.32858	$8.86096	858,467
01/01/2010 to 12/31/2010	$8.86096	$9.71786	897,851
01/01/2011 to 12/31/2011	$9.71786	$9.34997	818,528
01/01/2012 to 12/31/2012	$9.34997	$10.10392	874,880
01/01/2013 to 12/31/2013	$10.10392	$11.13261	775,302
01/01/2014 to 12/31/2014	$11.13261	$11.46956	763,530
01/01/2015 to 12/31/2015	$11.46956	$11.22056	626,154
01/01/2016 to 12/31/2016	$11.22056	$11.52501	557,408
01/01/2017 to 12/31/2017	$11.52501	$13.12743	511,298
01/01/2018 to 12/31/2018	$13.12743	$11.84579	361,133
AST Small-Cap Growth Opportunities Portfolio
01/01/2009 to 12/31/2009	$5.92475	$7.70205	69,359
01/01/2010 to 12/31/2010	$7.70205	$10.00370	82,880
01/01/2011 to 12/31/2011	$10.00370	$8.51771	98,852
01/01/2012 to 12/31/2012	$8.51771	$10.02169	92,752
01/01/2013 to 12/31/2013	$10.02169	$13.82838	95,869
01/01/2014 to 12/31/2014	$13.82838	$14.22012	94,767
01/01/2015 to 12/31/2015	$14.22012	$14.12036	90,576
01/01/2016 to 12/31/2016	$14.12036	$14.90258	84,516
01/01/2017 to 12/31/2017	$14.90258	$18.64792	59,143
01/01/2018 to 12/31/2018	$18.64792	$16.28987	50,379
AST Small-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.61289	$8.67722	60,460
01/01/2010 to 12/31/2010	$8.67722	$11.59956	63,825
01/01/2011 to 12/31/2011	$11.59956	$11.25555	63,905
01/01/2012 to 12/31/2012	$11.25555	$12.37201	71,913
01/01/2013 to 12/31/2013	$12.37201	$16.38777	71,701
01/01/2014 to 12/31/2014	$16.38777	$16.67177	67,091
01/01/2015 to 12/31/2015	$16.67177	$16.46521	73,130
01/01/2016 to 12/31/2016	$16.46521	$18.08378	67,139
01/01/2017 to 12/31/2017	$18.08378	$21.95966	64,585
01/01/2018 to 12/31/2018	$21.95966	$19.70773	59,807

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.64799	$8.27329	134,882
01/01/2010 to 12/31/2010	$8.27329	$10.21456	134,234
01/01/2011 to 12/31/2011	$10.21456	$9.41140	133,500
01/01/2012 to 12/31/2012	$9.41140	$10.89686	129,605
01/01/2013 to 12/31/2013	$10.89686	$14.67173	116,657
01/01/2014 to 12/31/2014	$14.67173	$15.13446	100,239
01/01/2015 to 12/31/2015	$15.13446	$14.19116	96,744
01/01/2016 to 12/31/2016	$14.19116	$17.96800	84,410
01/01/2017 to 12/31/2017	$17.96800	$18.90161	73,960
01/01/2018 to 12/31/2018	$18.90161	$15.35744	55,544
AST T. Rowe Price Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.01637	$9.75142	1,560,710
01/01/2010 to 12/31/2010	$9.75142	$10.65781	1,608,768
01/01/2011 to 12/31/2011	$10.65781	$10.65113	1,421,578
01/01/2012 to 12/31/2012	$10.65113	$11.84541	1,699,927
01/01/2013 to 12/31/2013	$11.84541	$13.56133	1,808,404
01/01/2014 to 12/31/2014	$13.56133	$14.07021	1,791,993
01/01/2015 to 12/31/2015	$14.07021	$13.79333	2,146,518
01/01/2016 to 12/31/2016	$13.79333	$14.53656	1,984,482
01/01/2017 to 12/31/2017	$14.53656	$16.44011	1,905,950
01/01/2018 to 12/31/2018	$16.44011	$15.25000	1,606,624
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.44882	$9.69200	172,730
01/01/2010 to 12/31/2010	$9.69200	$10.99898	189,286
01/01/2011 to 12/31/2011	$10.99898	$10.59556	190,812
01/01/2012 to 12/31/2012	$10.59556	$12.20797	201,854
01/01/2013 to 12/31/2013	$12.20797	$17.22958	233,992
01/01/2014 to 12/31/2014	$17.22958	$18.29241	201,072
01/01/2015 to 12/31/2015	$18.29241	$19.64280	223,816
01/01/2016 to 12/31/2016	$19.64280	$19.76845	212,855
01/01/2017 to 12/31/2017	$19.76845	$26.71188	115,261
01/01/2018 to 12/31/2018	$26.71188	$27.18432	99,252
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.69452	$7.75779	96,419
01/01/2010 to 12/31/2010	$7.75779	$8.54781	76,351
01/01/2011 to 12/31/2011	$8.54781	$8.33514	85,319
01/01/2012 to 12/31/2012	$8.33514	$9.26205	94,670
01/01/2013 to 12/31/2013	$9.26205	$12.21905	84,453
01/01/2014 to 12/31/2014	$12.21905	$12.16013	85,629
01/01/2015 to 12/31/2015	$12.16013	$11.19323	76,725
01/01/2016 to 12/31/2016	$11.19323	$11.64111	71,465
01/01/2017 to 12/31/2017	$11.64111	$13.29614	80,980
01/01/2018 to 12/31/2018	$13.29614	$11.76250	71,285
AST T. Rowe Price Natural Resources Portfolio
01/01/2009 to 12/31/2009	$6.61501	$9.68103	570,448
01/01/2010 to 12/31/2010	$9.68103	$11.42701	540,982
01/01/2011 to 12/31/2011	$11.42701	$9.52728	430,042
01/01/2012 to 12/31/2012	$9.52728	$9.67331	417,371
01/01/2013 to 12/31/2013	$9.67331	$10.93697	412,034
01/01/2014 to 12/31/2014	$10.93697	$9.82112	403,549
01/01/2015 to 12/31/2015	$9.82112	$7.77089	344,781
01/01/2016 to 12/31/2016	$7.77089	$9.48960	324,045
01/01/2017 to 12/31/2017	$9.48960	$10.25786	281,452
01/01/2018 to 12/31/2018	$10.25786	$8.37681	217,059

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Templeton Global Bond Portfolio
01/01/2009 to 12/31/2009	$10.55165	$11.59239	154,889
01/01/2010 to 12/31/2010	$11.59239	$12.01191	102,119
01/01/2011 to 12/31/2011	$12.01191	$12.25648	87,685
01/01/2012 to 12/31/2012	$12.25648	$12.63750	82,912
01/01/2013 to 12/31/2013	$12.63750	$11.91883	77,586
01/01/2014 to 12/31/2014	$11.91883	$11.74447	72,819
01/01/2015 to 12/31/2015	$11.74447	$10.97709	70,182
01/01/2016 to 12/31/2016	$10.97709	$11.22586	58,706
01/01/2017 to 12/31/2017	$11.22586	$11.22547	56,479
01/01/2018 to 12/31/2018	$11.22547	$11.21862	45,020
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.33563	$8.62254	68,287
01/01/2010 to 12/31/2010	$8.62254	$10.44421	75,740
01/01/2011 to 12/31/2011	$10.44421	$9.88148	80,974
01/01/2012 to 12/31/2012	$9.88148	$11.46534	84,044
01/01/2013 to 12/31/2013	$11.46534	$14.87695	55,495
01/01/2014 to 12/31/2014	$14.87695	$16.76037	45,915
01/01/2015 to 12/31/2015	$16.76037	$15.33822	46,843
01/01/2016 to 12/31/2016	$15.33822	$17.13428	39,613
01/01/2017 to 12/31/2017	$17.13428	$19.90241	37,762
01/01/2018 to 12/31/2018	$19.90241	$16.27761	30,483
AST Wellington Management Hedged Equity Portfolio
01/01/2009 to 12/31/2009	$6.44647	$8.11299	709,214
01/01/2010 to 12/31/2010	$8.11299	$9.11364	665,490
01/01/2011 to 12/31/2011	$9.11364	$8.62227	578,409
01/01/2012 to 12/31/2012	$8.62227	$9.37869	533,811
01/01/2013 to 12/31/2013	$9.37869	$11.07462	607,157
01/01/2014 to 12/31/2014	$11.07462	$11.44949	742,269
01/01/2015 to 12/31/2015	$11.44949	$11.14844	622,079
01/01/2016 to 12/31/2016	$11.14844	$11.63778	599,870
01/01/2017 to 12/31/2017	$11.63778	$12.95503	575,123
01/01/2018 to 12/31/2018	$12.95503	$12.05900	483,331
AST Western Asset Core Plus Bond Portfolio
01/01/2009 to 12/31/2009	$9.26513	$10.13485	183,941
01/01/2010 to 12/31/2010	$10.13485	$10.70573	218,069
01/01/2011 to 12/31/2011	$10.70573	$11.12302	217,013
01/01/2012 to 12/31/2012	$11.12302	$11.75517	265,418
01/01/2013 to 12/31/2013	$11.75517	$11.34702	213,265
01/01/2014 to 12/31/2014	$11.34702	$11.91938	221,231
01/01/2015 to 12/31/2015	$11.91938	$11.82438	223,216
01/01/2016 to 12/31/2016	$11.82438	$12.18416	219,735
01/01/2017 to 12/31/2017	$12.18416	$12.69318	228,029
01/01/2018 to 12/31/2018	$12.69318	$12.15514	293,559
*Denotes the start date of these sub-accounts

PREMIER X SERIES
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: Lifetime Five Income Benefit Only (2.15%) OR Highest Daily Lifetime Five Income Benefit Only (2.15%)
OR HD GRO 60 bps (2.15%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.81625	$9.51550	10,025,052
01/01/2010 to 12/31/2010	$9.51550	$10.42979	9,531,206
01/01/2011 to 12/31/2011	$10.42979	$9.93908	8,762,846
01/01/2012 to 12/31/2012	$9.93908	$10.95233	8,343,061
01/01/2013 to 12/31/2013	$10.95233	$11.79135	8,006,074
01/01/2014 to 12/31/2014	$11.79135	$11.98395	7,581,172
01/01/2015 to 12/31/2015	$11.98395	$11.35404	7,003,393
01/01/2016 to 12/31/2016	$11.35404	$11.81988	6,493,060
01/01/2017 to 12/31/2017	$11.81988	$13.02803	5,834,898
01/01/2018 to 12/31/2018	$13.02803	$11.71484	5,165,276
AST Advanced Strategies Portfolio
01/01/2009 to 12/31/2009	$7.82320	$9.66501	3,397,038
01/01/2010 to 12/31/2010	$9.66501	$10.75845	3,348,819
01/01/2011 to 12/31/2011	$10.75845	$10.54414	3,034,514
01/01/2012 to 12/31/2012	$10.54414	$11.73066	3,022,912
01/01/2013 to 12/31/2013	$11.73066	$13.38514	3,026,115
01/01/2014 to 12/31/2014	$13.38514	$13.90376	2,916,991
01/01/2015 to 12/31/2015	$13.90376	$13.72034	2,670,030
01/01/2016 to 12/31/2016	$13.72034	$14.38670	2,432,191
01/01/2017 to 12/31/2017	$14.38670	$16.46876	2,124,303
01/01/2018 to 12/31/2018	$16.46876	$15.17127	1,874,635
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99825	$11.60058	0
01/01/2014 to 12/31/2014	$11.60058	$12.85205	0
01/01/2015 to 12/31/2015	$12.85205	$12.79876	0
01/01/2016 to 12/31/2016	$12.79876	$13.87101	0
01/01/2017 to 12/31/2017	$13.87101	$16.58571	0
01/01/2018 to 12/31/2018	$16.58571	$14.91411	255
AST Balanced Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.08498	$9.75872	4,918,514
01/01/2010 to 12/31/2010	$9.75872	$10.72990	4,805,610
01/01/2011 to 12/31/2011	$10.72990	$10.37669	4,302,186
01/01/2012 to 12/31/2012	$10.37669	$11.42526	4,177,623
01/01/2013 to 12/31/2013	$11.42526	$13.15871	4,009,044
01/01/2014 to 12/31/2014	$13.15871	$13.72184	3,810,961
01/01/2015 to 12/31/2015	$13.72184	$13.49691	3,505,051
01/01/2016 to 12/31/2016	$13.49691	$14.04564	3,222,188
01/01/2017 to 12/31/2017	$14.04564	$15.80043	2,898,681
01/01/2018 to 12/31/2018	$15.80043	$14.70288	2,431,664
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99767	$9.13787	123,178
01/01/2012 to 12/31/2012	$9.13787	$10.00940	131,011
01/01/2013 to 12/31/2013	$10.00940	$10.86224	129,242
01/01/2014 to 12/31/2014	$10.86224	$11.15414	134,745
01/01/2015 to 12/31/2015	$11.15414	$10.59169	134,904
01/01/2016 to 12/31/2016	$10.59169	$11.09090	138,190
01/01/2017 to 12/31/2017	$11.09090	$12.22743	122,245
01/01/2018 to 12/31/2018	$12.22743	$11.33686	118,685

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Low Duration Bond Portfolio
01/01/2009 to 12/31/2009	$10.53674	$11.37025	1,056
01/01/2010 to 12/31/2010	$11.37025	$11.56490	955
01/01/2011 to 12/31/2011	$11.56490	$11.57644	3,229
01/01/2012 to 12/31/2012	$11.57644	$11.86441	72
01/01/2013 to 12/31/2013	$11.86441	$11.36215	14
01/01/2014 to 12/31/2014	$11.36215	$11.11228	60
01/01/2015 to 12/31/2015	$11.11228	$10.93103	52
01/01/2016 to 12/31/2016	$10.93103	$10.87642	18
01/01/2017 to 12/31/2017	$10.87642	$10.82970	40
01/01/2018 to 12/31/2018	$10.82970	$10.67959	0
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2009 to 12/31/2009	$10.41948	$11.88583	36,136
01/01/2010 to 12/31/2010	$11.88583	$12.53367	68,225
01/01/2011 to 12/31/2011	$12.53367	$12.66037	38,568
01/01/2012 to 12/31/2012	$12.66037	$13.54882	36,496
01/01/2013 to 12/31/2013	$13.54882	$13.01993	6,199
01/01/2014 to 12/31/2014	$13.01993	$13.28517	14,307
01/01/2015 to 12/31/2015	$13.28517	$12.73133	8,820
01/01/2016 to 12/31/2016	$12.73133	$12.99091	11,049
01/01/2017 to 12/31/2017	$12.99091	$13.27296	16,010
01/01/2018 to 12/31/2018	$13.27296	$12.90628	5,460
AST Bond Portfolio 2018
01/01/2009 to 12/31/2009	$12.00012	$11.03670	0
01/01/2010 to 12/31/2010	$11.03670	$12.01294	0
01/01/2011 to 12/31/2011	$12.01294	$13.35765	0
01/01/2012 to 12/31/2012	$13.35765	$13.82354	0
01/01/2013 to 12/31/2013	$13.82354	$13.10722	0
01/01/2014 to 12/31/2014	$13.10722	$13.17292	0
01/01/2015 to 12/31/2015	$13.17292	$13.00013	0
01/01/2016 to 12/31/2016	$13.00013	$12.93197	0
01/01/2017 to 12/31/2017	$12.93197	$12.75070	0
01/01/2018 to 12/31/2018	$12.75070	$12.57521	0
AST Bond Portfolio 2019
01/01/2009 to 12/31/2009	$12.06868	$10.90486	0
01/01/2010 to 12/31/2010	$10.90486	$11.88816	1,310
01/01/2011 to 12/31/2011	$11.88816	$13.49739	1,606
01/01/2012 to 12/31/2012	$13.49739	$13.98700	1,112
01/01/2013 to 12/31/2013	$13.98700	$13.03100	0
01/01/2014 to 12/31/2014	$13.03100	$13.30075	445
01/01/2015 to 12/31/2015	$13.30075	$13.16031	857
01/01/2016 to 12/31/2016	$13.16031	$13.07025	1,239
01/01/2017 to 12/31/2017	$13.07025	$12.89316	1,292
01/01/2018 to 12/31/2018	$12.89316	$12.69176	1,339
AST Bond Portfolio 2020
01/02/2009* to 12/31/2009	$9.99883	$8.76162	0
01/01/2010 to 12/31/2010	$8.76162	$9.59316	84,417
01/01/2011 to 12/31/2011	$9.59316	$11.14555	0
01/01/2012 to 12/31/2012	$11.14555	$11.60016	574
01/01/2013 to 12/31/2013	$11.60016	$10.61606	106
01/01/2014 to 12/31/2014	$10.61606	$11.03272	0
01/01/2015 to 12/31/2015	$11.03272	$10.96546	0
01/01/2016 to 12/31/2016	$10.96546	$10.94518	0
01/01/2017 to 12/31/2017	$10.94518	$10.81023	0
01/01/2018 to 12/31/2018	$10.81023	$10.61218	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$9.99767	$10.97418	72,408
01/01/2011 to 12/31/2011	$10.97418	$12.92454	749,325
01/01/2012 to 12/31/2012	$12.92454	$13.51172	274,620
01/01/2013 to 12/31/2013	$13.51172	$12.30125	1,495
01/01/2014 to 12/31/2014	$12.30125	$12.96721	1,267
01/01/2015 to 12/31/2015	$12.96721	$12.92067	1,421
01/01/2016 to 12/31/2016	$12.92067	$12.90658	1,304
01/01/2017 to 12/31/2017	$12.90658	$12.83534	1,071
01/01/2018 to 12/31/2018	$12.83534	$12.57217	1,526
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99825	$11.98335	287,319
01/01/2012 to 12/31/2012	$11.98335	$12.41671	417,896
01/01/2013 to 12/31/2013	$12.41671	$10.97074	16,348
01/01/2014 to 12/31/2014	$10.97074	$11.85345	15,972
01/01/2015 to 12/31/2015	$11.85345	$11.84723	15,603
01/01/2016 to 12/31/2016	$11.84723	$11.81028	15,254
01/01/2017 to 12/31/2017	$11.81028	$11.74370	8,570
01/01/2018 to 12/31/2018	$11.74370	$11.47831	8,278
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99767	$10.36658	181,760
01/01/2013 to 12/31/2013	$10.36658	$9.11332	1,115,170
01/01/2014 to 12/31/2014	$9.11332	$10.04730	455,545
01/01/2015 to 12/31/2015	$10.04730	$10.10215	145,167
01/01/2016 to 12/31/2016	$10.10215	$10.07888	101,809
01/01/2017 to 12/31/2017	$10.07888	$10.03460	96,253
01/01/2018 to 12/31/2018	$10.03460	$9.79633	91,304
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99883	$8.72233	541,867
01/01/2014 to 12/31/2014	$8.72233	$9.78466	382,660
01/01/2015 to 12/31/2015	$9.78466	$9.85078	12,467
01/01/2016 to 12/31/2016	$9.85078	$9.82775	4,752
01/01/2017 to 12/31/2017	$9.82775	$9.78329	4,748
01/01/2018 to 12/31/2018	$9.78329	$9.51465	4,745
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99883	$11.26778	149,244
01/01/2015 to 12/31/2015	$11.26778	$11.25110	798,665
01/01/2016 to 12/31/2016	$11.25110	$11.28706	36,484
01/01/2017 to 12/31/2017	$11.28706	$11.25223	8,937
01/01/2018 to 12/31/2018	$11.25223	$10.93312	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99883	$9.90696	196,929
01/01/2016 to 12/31/2016	$9.90696	$9.90025	548,265
01/01/2017 to 12/31/2017	$9.90025	$9.92705	428,120
01/01/2018 to 12/31/2018	$9.92705	$9.61582	489,490
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	$9.99767	$9.84877	720,522
01/01/2017 to 12/31/2017	$9.84877	$9.90087	553,834
01/01/2018 to 12/31/2018	$9.90087	$9.56934	599,917
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	$9.99767	$10.00547	0
01/01/2018 to 12/31/2018	$10.00547	$9.59241	60,156
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	$9.99767	$9.63179	41,748

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Capital Growth Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.61582	$9.34393	11,925,399
01/01/2010 to 12/31/2010	$9.34393	$10.37074	11,755,291
01/01/2011 to 12/31/2011	$10.37074	$9.90639	10,791,513
01/01/2012 to 12/31/2012	$9.90639	$11.02837	10,136,164
01/01/2013 to 12/31/2013	$11.02837	$13.24495	10,126,135
01/01/2014 to 12/31/2014	$13.24495	$13.87306	9,731,587
01/01/2015 to 12/31/2015	$13.87306	$13.65344	9,015,141
01/01/2016 to 12/31/2016	$13.65344	$14.28049	8,358,688
01/01/2017 to 12/31/2017	$14.28049	$16.48186	7,420,170
01/01/2018 to 12/31/2018	$16.48186	$15.12991	6,628,063
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99825	$11.61702	0
01/01/2014 to 12/31/2014	$11.61702	$12.92033	0
01/01/2015 to 12/31/2015	$12.92033	$12.19660	343
01/01/2016 to 12/31/2016	$12.19660	$13.71886	133
01/01/2017 to 12/31/2017	$13.71886	$15.90270	15
01/01/2018 to 12/31/2018	$15.90270	$14.82424	0
AST Cohen & Steers Realty Portfolio
01/01/2009 to 12/31/2009	$7.98401	$10.31138	1,515
01/01/2010 to 12/31/2010	$10.31138	$12.99078	7,457
01/01/2011 to 12/31/2011	$12.99078	$13.55593	3,278
01/01/2012 to 12/31/2012	$13.55593	$15.30693	3,772
01/01/2013 to 12/31/2013	$15.30693	$15.45428	6,265
01/01/2014 to 12/31/2014	$15.45428	$19.80618	3,063
01/01/2015 to 12/31/2015	$19.80618	$20.32859	3,799
01/01/2016 to 12/31/2016	$20.32859	$20.86005	6,193
01/01/2017 to 12/31/2017	$20.86005	$21.69757	6,180
01/01/2018 to 12/31/2018	$21.69757	$20.22857	2,173
AST Fidelity Institutional AM® Quantitative Portfolio
formerly,AST FI Pyramis® Quantitative Portfolio
01/01/2009 to 12/31/2009	$7.18420	$8.71044	2,135,557
01/01/2010 to 12/31/2010	$8.71044	$9.75195	2,115,980
01/01/2011 to 12/31/2011	$9.75195	$9.40336	1,891,589
01/01/2012 to 12/31/2012	$9.40336	$10.18410	1,882,053
01/01/2013 to 12/31/2013	$10.18410	$11.44134	1,809,593
01/01/2014 to 12/31/2014	$11.44134	$11.55347	1,740,377
01/01/2015 to 12/31/2015	$11.55347	$11.42231	1,600,133
01/01/2016 to 12/31/2016	$11.42231	$11.65798	1,455,126
01/01/2017 to 12/31/2017	$11.65798	$13.29322	1,306,147
01/01/2018 to 12/31/2018	$13.29322	$12.00412	1,150,720
AST Global Real Estate Portfolio
01/01/2009 to 12/31/2009	$6.10058	$8.06833	1,440
01/01/2010 to 12/31/2010	$8.06833	$9.49404	2,135
01/01/2011 to 12/31/2011	$9.49404	$8.82617	1,027
01/01/2012 to 12/31/2012	$8.82617	$10.95611	1,501
01/01/2013 to 12/31/2013	$10.95611	$11.19183	270
01/01/2014 to 12/31/2014	$11.19183	$12.48181	744
01/01/2015 to 12/31/2015	$12.48181	$12.20812	429
01/01/2016 to 12/31/2016	$12.20812	$12.05876	182
01/01/2017 to 12/31/2017	$12.05876	$13.09078	328
01/01/2018 to 12/31/2018	$13.09078	$12.21019	83

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.01424	$8.18418	4,544
01/01/2010 to 12/31/2010	$8.18418	$9.04440	5,035
01/01/2011 to 12/31/2011	$9.04440	$8.36561	2,404
01/01/2012 to 12/31/2012	$8.36561	$9.79991	2,697
01/01/2013 to 12/31/2013	$9.79991	$12.81173	1,106
01/01/2014 to 12/31/2014	$12.81173	$14.18909	2,189
01/01/2015 to 12/31/2015	$14.18909	$13.24853	1,902
01/01/2016 to 12/31/2016	$13.24853	$14.46725	795
01/01/2017 to 12/31/2017	$14.46725	$15.54406	2,318
01/01/2018 to 12/31/2018	$15.54406	$13.91761	1,137
AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$7.42328	$11.41627	12,988
01/01/2010 to 12/31/2010	$11.41627	$13.39182	16,762
01/01/2011 to 12/31/2011	$13.39182	$12.71994	8,299
01/01/2012 to 12/31/2012	$12.71994	$14.89424	11,302
01/01/2013 to 12/31/2013	$14.89424	$19.27459	8,496
01/01/2014 to 12/31/2014	$19.27459	$21.04401	7,011
01/01/2015 to 12/31/2015	$21.04401	$19.42968	3,558
01/01/2016 to 12/31/2016	$19.42968	$19.33450	3,556
01/01/2017 to 12/31/2017	$19.33450	$24.05668	4,923
01/01/2018 to 12/31/2018	$24.05668	$22.52338	1,927
AST Goldman Sachs Multi-Asset Portfolio
01/01/2009 to 12/31/2009	$7.59217	$9.17026	180,458
01/01/2010 to 12/31/2010	$9.17026	$10.01855	175,746
01/01/2011 to 12/31/2011	$10.01855	$9.75834	153,094
01/01/2012 to 12/31/2012	$9.75834	$10.52024	177,283
01/01/2013 to 12/31/2013	$10.52024	$11.31029	152,137
01/01/2014 to 12/31/2014	$11.31029	$11.51968	164,762
01/01/2015 to 12/31/2015	$11.51968	$11.17468	139,725
01/01/2016 to 12/31/2016	$11.17468	$11.51496	128,031
01/01/2017 to 12/31/2017	$11.51496	$12.65796	116,007
01/01/2018 to 12/31/2018	$12.65796	$11.51559	102,770
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.62336	$9.46659	9,261
01/01/2010 to 12/31/2010	$9.46659	$11.74810	15,867
01/01/2011 to 12/31/2011	$11.74810	$11.65091	5,903
01/01/2012 to 12/31/2012	$11.65091	$13.19484	5,377
01/01/2013 to 12/31/2013	$13.19484	$17.93083	1,547
01/01/2014 to 12/31/2014	$17.93083	$18.81697	3,022
01/01/2015 to 12/31/2015	$18.81697	$17.40873	1,829
01/01/2016 to 12/31/2016	$17.40873	$21.18672	1,351
01/01/2017 to 12/31/2017	$21.18672	$23.27004	2,806
01/01/2018 to 12/31/2018	$23.27004	$19.57386	1,336
AST Government Money Market Portfolio
01/01/2009 to 12/31/2009	$10.48777	$10.29201	4,679
01/01/2010 to 12/31/2010	$10.29201	$10.07791	1,595
01/01/2011 to 12/31/2011	$10.07791	$9.86837	2,091
01/01/2012 to 12/31/2012	$9.86837	$9.66107	5,370
01/01/2013 to 12/31/2013	$9.66107	$9.45779	711
01/01/2014 to 12/31/2014	$9.45779	$9.25875	1,625
01/01/2015 to 12/31/2015	$9.25875	$9.06383	981
01/01/2016 to 12/31/2016	$9.06383	$8.87349	316
01/01/2017 to 12/31/2017	$8.87349	$8.71666	448
01/01/2018 to 12/31/2018	$8.71666	$8.64318	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST High Yield Portfolio
01/01/2009 to 12/31/2009	$7.75677	$10.29318	6,203
01/01/2010 to 12/31/2010	$10.29318	$11.43698	5,440
01/01/2011 to 12/31/2011	$11.43698	$11.55188	3,205
01/01/2012 to 12/31/2012	$11.55188	$12.87737	3,425
01/01/2013 to 12/31/2013	$12.87737	$13.51149	338
01/01/2014 to 12/31/2014	$13.51149	$13.56529	1,017
01/01/2015 to 12/31/2015	$13.56529	$12.80653	822
01/01/2016 to 12/31/2016	$12.80653	$14.46792	396
01/01/2017 to 12/31/2017	$14.46792	$15.22246	806
01/01/2018 to 12/31/2018	$15.22246	$14.60433	344
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.63284	$7.75509	1,917
01/01/2010 to 12/31/2010	$7.75509	$8.59095	2,684
01/01/2011 to 12/31/2011	$8.59095	$8.05852	1,122
01/01/2012 to 12/31/2012	$8.05852	$9.22079	1,407
01/01/2013 to 12/31/2013	$9.22079	$12.62489	478
01/01/2014 to 12/31/2014	$12.62489	$14.05810	1,009
01/01/2015 to 12/31/2015	$14.05810	$12.68362	885
01/01/2016 to 12/31/2016	$12.68362	$14.88655	645
01/01/2017 to 12/31/2017	$14.88655	$17.37125	632
01/01/2018 to 12/31/2018	$17.37125	$14.59713	265
AST International Growth Portfolio
01/01/2009 to 12/31/2009	$6.00307	$7.95060	6,285
01/01/2010 to 12/31/2010	$7.95060	$8.91178	9,775
01/01/2011 to 12/31/2011	$8.91178	$7.59690	3,070
01/01/2012 to 12/31/2012	$7.59690	$8.95135	4,045
01/01/2013 to 12/31/2013	$8.95135	$10.43284	307
01/01/2014 to 12/31/2014	$10.43284	$9.64884	782
01/01/2015 to 12/31/2015	$9.64884	$9.74315	465
01/01/2016 to 12/31/2016	$9.74315	$9.17813	156
01/01/2017 to 12/31/2017	$9.17813	$12.16870	365
01/01/2018 to 12/31/2018	$12.16870	$10.32323	182
AST International Value Portfolio
01/01/2009 to 12/31/2009	$6.84949	$8.75042	6,266
01/01/2010 to 12/31/2010	$8.75042	$9.51572	5,026
01/01/2011 to 12/31/2011	$9.51572	$8.14664	1,987
01/01/2012 to 12/31/2012	$8.14664	$9.30490	3,151
01/01/2013 to 12/31/2013	$9.30490	$10.88229	633
01/01/2014 to 12/31/2014	$10.88229	$9.93905	1,867
01/01/2015 to 12/31/2015	$9.93905	$9.80934	893
01/01/2016 to 12/31/2016	$9.80934	$9.65905	610
01/01/2017 to 12/31/2017	$9.65905	$11.61362	720
01/01/2018 to 12/31/2018	$11.61362	$9.53343	346
AST J.P. Morgan Global Thematic Portfolio
01/01/2009 to 12/31/2009	$7.11750	$8.82580	159,340
01/01/2010 to 12/31/2010	$8.82580	$9.83405	224,639
01/01/2011 to 12/31/2011	$9.83405	$9.57260	159,150
01/01/2012 to 12/31/2012	$9.57260	$10.64380	202,323
01/01/2013 to 12/31/2013	$10.64380	$12.11634	216,670
01/01/2014 to 12/31/2014	$12.11634	$12.61628	221,742
01/01/2015 to 12/31/2015	$12.61628	$12.22130	201,228
01/01/2016 to 12/31/2016	$12.22130	$12.58880	179,101
01/01/2017 to 12/31/2017	$12.58880	$14.41429	184,148
01/01/2018 to 12/31/2018	$14.41429	$13.06909	165,344

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan International Equity Portfolio
01/01/2009 to 12/31/2009	$7.84189	$10.43150	3,119
01/01/2010 to 12/31/2010	$10.43150	$10.94417	6,612
01/01/2011 to 12/31/2011	$10.94417	$9.73366	2,765
01/01/2012 to 12/31/2012	$9.73366	$11.61603	4,536
01/01/2013 to 12/31/2013	$11.61603	$13.11836	3,719
01/01/2014 to 12/31/2014	$13.11836	$12.02474	2,027
01/01/2015 to 12/31/2015	$12.02474	$11.44260	1,204
01/01/2016 to 12/31/2016	$11.44260	$11.41863	610
01/01/2017 to 12/31/2017	$11.41863	$14.49160	1,336
01/01/2018 to 12/31/2018	$14.49160	$11.70686	198
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2009 to 12/31/2009	$9.26576	$11.06807	1,367,029
01/01/2010 to 12/31/2010	$11.06807	$11.62819	1,313,997
01/01/2011 to 12/31/2011	$11.62819	$11.41042	1,230,668
01/01/2012 to 12/31/2012	$11.41042	$12.36735	1,209,849
01/01/2013 to 12/31/2013	$12.36735	$13.44281	1,111,886
01/01/2014 to 12/31/2014	$13.44281	$13.87695	1,065,681
01/01/2015 to 12/31/2015	$13.87695	$13.56006	975,957
01/01/2016 to 12/31/2016	$13.56006	$13.78480	891,404
01/01/2017 to 12/31/2017	$13.78480	$15.13401	789,121
01/01/2018 to 12/31/2018	$15.13401	$14.05432	638,874
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08364	$10.28433	1,439
01/01/2010 to 12/31/2010	$10.28433	$11.20726	4,975
01/01/2011 to 12/31/2011	$11.20726	$11.04434	1,358
01/01/2012 to 12/31/2012	$11.04434	$12.45348	1,816
01/01/2013 to 12/31/2013	$12.45348	$16.64059	736
01/01/2014 to 12/31/2014	$16.64059	$17.83853	5,467
01/01/2015 to 12/31/2015	$17.83853	$19.32012	4,775
01/01/2016 to 12/31/2016	$19.32012	$18.63740	2,356
01/01/2017 to 12/31/2017	$18.63740	$24.78385	1,337
01/01/2018 to 12/31/2018	$24.78385	$23.86832	553
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$7.07655	$8.98924	1,694
01/01/2010 to 12/31/2010	$8.98924	$10.53837	10,782
01/01/2011 to 12/31/2011	$10.53837	$10.22269	5,139
01/01/2012 to 12/31/2012	$10.22269	$11.23474	6,538
01/01/2013 to 12/31/2013	$11.23474	$15.02504	4,583
01/01/2014 to 12/31/2014	$15.02504	$16.26647	9,964
01/01/2015 to 12/31/2015	$16.26647	$17.52780	6,660
01/01/2016 to 12/31/2016	$17.52780	$18.11653	8,784
01/01/2017 to 12/31/2017	$18.11653	$23.58740	8,129
01/01/2018 to 12/31/2018	$23.58740	$22.46755	2,945
AST MFS Global Equity Portfolio
01/01/2009 to 12/31/2009	$8.78861	$11.31440	4,297
01/01/2010 to 12/31/2010	$11.31440	$12.41066	4,660
01/01/2011 to 12/31/2011	$12.41066	$11.76918	2,281
01/01/2012 to 12/31/2012	$11.76918	$14.18000	3,263
01/01/2013 to 12/31/2013	$14.18000	$17.71763	619
01/01/2014 to 12/31/2014	$17.71763	$17.97436	1,522
01/01/2015 to 12/31/2015	$17.97436	$17.33816	980
01/01/2016 to 12/31/2016	$17.33816	$18.18118	497
01/01/2017 to 12/31/2017	$18.18118	$22.04297	1,063
01/01/2018 to 12/31/2018	$22.04297	$19.51516	529

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Portfolio
01/01/2009 to 12/31/2009	$8.08374	$9.83697	2,118
01/01/2010 to 12/31/2010	$9.83697	$10.86121	4,940
01/01/2011 to 12/31/2011	$10.86121	$10.56972	2,353
01/01/2012 to 12/31/2012	$10.56972	$12.11467	3,030
01/01/2013 to 12/31/2013	$12.11467	$16.21309	1,128
01/01/2014 to 12/31/2014	$16.21309	$17.25433	1,721
01/01/2015 to 12/31/2015	$17.25433	$18.11220	735
01/01/2016 to 12/31/2016	$18.11220	$18.07074	2,382
01/01/2017 to 12/31/2017	$18.07074	$23.12420	2,332
01/01/2018 to 12/31/2018	$23.12420	$23.12146	939
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99826	$10.17925	0
01/01/2013 to 12/31/2013	$10.17925	$13.40346	36
01/01/2014 to 12/31/2014	$13.40346	$14.46206	68
01/01/2015 to 12/31/2015	$14.46206	$14.05525	45
01/01/2016 to 12/31/2016	$14.05525	$15.61022	17
01/01/2017 to 12/31/2017	$15.61022	$17.93242	38
01/01/2018 to 12/31/2018	$17.93242	$15.77119	17
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.71043	$9.23915	2,923
01/01/2010 to 12/31/2010	$9.23915	$11.16454	13,826
01/01/2011 to 12/31/2011	$11.16454	$10.65842	6,220
01/01/2012 to 12/31/2012	$10.65842	$12.22088	5,484
01/01/2013 to 12/31/2013	$12.22088	$16.98935	7,064
01/01/2014 to 12/31/2014	$16.98935	$19.00188	3,620
01/01/2015 to 12/31/2015	$19.00188	$17.55329	1,905
01/01/2016 to 12/31/2016	$17.55329	$20.31740	1,072
01/01/2017 to 12/31/2017	$20.31740	$22.63368	2,252
01/01/2018 to 12/31/2018	$22.63368	$18.51160	1,305
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99826	$10.29125	5,618
01/01/2013 to 12/31/2013	$10.29125	$11.98012	11,327
01/01/2014 to 12/31/2014	$11.98012	$12.33061	18,954
01/01/2015 to 12/31/2015	$12.33061	$11.92120	17,723
01/01/2016 to 12/31/2016	$11.92120	$12.17518	16,240
01/01/2017 to 12/31/2017	$12.17518	$13.88539	21,945
01/01/2018 to 12/31/2018	$13.88539	$12.46673	21,752
AST Parametric Emerging Markets Equity Portfolio
01/01/2009 to 12/31/2009	$5.56220	$9.06699	23,395
01/01/2010 to 12/31/2010	$9.06699	$10.85299	37,290
01/01/2011 to 12/31/2011	$10.85299	$8.47100	11,321
01/01/2012 to 12/31/2012	$8.47100	$9.77928	16,660
01/01/2013 to 12/31/2013	$9.77928	$9.59482	2,630
01/01/2014 to 12/31/2014	$9.59482	$8.95297	9,982
01/01/2015 to 12/31/2015	$8.95297	$7.29837	6,376
01/01/2016 to 12/31/2016	$7.29837	$8.02833	4,073
01/01/2017 to 12/31/2017	$8.02833	$9.93315	8,224
01/01/2018 to 12/31/2018	$9.93315	$8.35712	4,430

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Preservation Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.89526	$10.45297	2,632,891
01/01/2010 to 12/31/2010	$10.45297	$11.31482	2,806,427
01/01/2011 to 12/31/2011	$11.31482	$11.18744	2,787,380
01/01/2012 to 12/31/2012	$11.18744	$12.08780	2,965,579
01/01/2013 to 12/31/2013	$12.08780	$12.92344	2,448,464
01/01/2014 to 12/31/2014	$12.92344	$13.38204	2,360,050
01/01/2015 to 12/31/2015	$13.38204	$13.11913	2,069,607
01/01/2016 to 12/31/2016	$13.11913	$13.55324	2,006,629
01/01/2017 to 12/31/2017	$13.55324	$14.61302	1,846,783
01/01/2018 to 12/31/2018	$14.61302	$13.89754	1,674,656
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01817	$10.06259	0
01/01/2012 to 12/31/2012	$10.06259	$10.55085	82
01/01/2013 to 12/31/2013	$10.55085	$10.08987	7,789
01/01/2014 to 12/31/2014	$10.08987	$10.47613	7,885
01/01/2015 to 12/31/2015	$10.47613	$10.22815	6,188
01/01/2016 to 12/31/2016	$10.22815	$10.43484	2,285
01/01/2017 to 12/31/2017	$10.43484	$10.79503	1,253
01/01/2018 to 12/31/2018	$10.79503	$10.48066	471
AST Prudential Growth Allocation Portfolio
01/01/2009 to 12/31/2009	$6.61081	$8.15269	3,151,258
01/01/2010 to 12/31/2010	$8.15269	$9.49915	3,107,509
01/01/2011 to 12/31/2011	$9.49915	$8.72164	2,958,356
01/01/2012 to 12/31/2012	$8.72164	$9.64095	2,931,572
01/01/2013 to 12/31/2013	$9.64095	$11.04506	2,856,471
01/01/2014 to 12/31/2014	$11.04506	$11.80709	2,784,909
01/01/2015 to 12/31/2015	$11.80709	$11.48776	2,884,496
01/01/2016 to 12/31/2016	$11.48776	$12.38175	2,711,453
01/01/2017 to 12/31/2017	$12.38175	$14.07297	3,017,987
01/01/2018 to 12/31/2018	$14.07297	$12.72880	2,660,134
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99825	$11.63992	0
01/01/2014 to 12/31/2014	$11.63992	$13.13171	0
01/01/2015 to 12/31/2015	$13.13171	$13.05374	0
01/01/2016 to 12/31/2016	$13.05374	$14.16694	0
01/01/2017 to 12/31/2017	$14.16694	$16.83933	0
01/01/2018 to 12/31/2018	$16.83933	$15.30417	0
AST QMA US Equity Alpha Portfolio
01/01/2009 to 12/31/2009	$6.84612	$8.16461	911
01/01/2010 to 12/31/2010	$8.16461	$9.19572	5,022
01/01/2011 to 12/31/2011	$9.19572	$9.31379	2,191
01/01/2012 to 12/31/2012	$9.31379	$10.83195	2,506
01/01/2013 to 12/31/2013	$10.83195	$14.04263	712
01/01/2014 to 12/31/2014	$14.04263	$16.11343	1,705
01/01/2015 to 12/31/2015	$16.11343	$16.26001	3,488
01/01/2016 to 12/31/2016	$16.26001	$18.28171	2,058
01/01/2017 to 12/31/2017	$18.28171	$21.88041	1,302
01/01/2018 to 12/31/2018	$21.88041	$19.65744	563

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99825	$8.87224	0
01/01/2012 to 12/31/2012	$8.87224	$9.82808	27,035
01/01/2013 to 12/31/2013	$9.82808	$11.77614	28,171
01/01/2014 to 12/31/2014	$11.77614	$12.27770	28,331
01/01/2015 to 12/31/2015	$12.27770	$12.03733	31,581
01/01/2016 to 12/31/2016	$12.03733	$12.52956	36,309
01/01/2017 to 12/31/2017	$12.52956	$14.49778	40,781
01/01/2018 to 12/31/2018	$14.49778	$13.26452	34,716
AST RCM World Trends Portfolio
01/01/2009 to 12/31/2009	$7.32380	$8.84650	227,014
01/01/2010 to 12/31/2010	$8.84650	$9.69251	306,433
01/01/2011 to 12/31/2011	$9.69251	$9.31643	325,732
01/01/2012 to 12/31/2012	$9.31643	$10.05781	337,244
01/01/2013 to 12/31/2013	$10.05781	$11.07099	306,626
01/01/2014 to 12/31/2014	$11.07099	$11.39502	302,416
01/01/2015 to 12/31/2015	$11.39502	$11.13666	344,139
01/01/2016 to 12/31/2016	$11.13666	$11.42774	288,914
01/01/2017 to 12/31/2017	$11.42774	$13.00392	278,978
01/01/2018 to 12/31/2018	$13.00392	$11.72267	250,208
AST Small-Cap Growth Opportunities Portfolio
01/01/2009 to 12/31/2009	$7.18873	$9.33599	8,313
01/01/2010 to 12/31/2010	$9.33599	$12.11421	12,965
01/01/2011 to 12/31/2011	$12.11421	$10.30454	9,086
01/01/2012 to 12/31/2012	$10.30454	$12.11213	12,705
01/01/2013 to 12/31/2013	$12.11213	$16.69652	4,812
01/01/2014 to 12/31/2014	$16.69652	$17.15266	13,937
01/01/2015 to 12/31/2015	$17.15266	$17.01573	7,428
01/01/2016 to 12/31/2016	$17.01573	$17.94086	1,815
01/01/2017 to 12/31/2017	$17.94086	$22.42793	3,160
01/01/2018 to 12/31/2018	$22.42793	$19.57256	1,371
AST Small-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.59557	$8.64603	1,131
01/01/2010 to 12/31/2010	$8.64603	$11.54673	2,961
01/01/2011 to 12/31/2011	$11.54673	$11.19338	5,290
01/01/2012 to 12/31/2012	$11.19338	$12.29157	7,928
01/01/2013 to 12/31/2013	$12.29157	$16.26529	5,663
01/01/2014 to 12/31/2014	$16.26529	$16.53096	6,034
01/01/2015 to 12/31/2015	$16.53096	$16.31014	2,424
01/01/2016 to 12/31/2016	$16.31014	$17.89590	5,453
01/01/2017 to 12/31/2017	$17.89590	$21.71043	13,426
01/01/2018 to 12/31/2018	$21.71043	$19.46481	6,183
AST Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.92294	$9.85035	4,057
01/01/2010 to 12/31/2010	$9.85035	$12.14978	4,393
01/01/2011 to 12/31/2011	$12.14978	$11.18351	1,973
01/01/2012 to 12/31/2012	$11.18351	$12.93597	2,140
01/01/2013 to 12/31/2013	$12.93597	$17.40023	3,369
01/01/2014 to 12/31/2014	$17.40023	$17.93134	780
01/01/2015 to 12/31/2015	$17.93134	$16.79729	512
01/01/2016 to 12/31/2016	$16.79729	$21.24700	250
01/01/2017 to 12/31/2017	$21.24700	$22.32918	560
01/01/2018 to 12/31/2018	$22.32918	$18.12451	235

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.57089	$10.41585	1,723,559
01/01/2010 to 12/31/2010	$10.41585	$11.37298	1,812,690
01/01/2011 to 12/31/2011	$11.37298	$11.35486	1,727,428
01/01/2012 to 12/31/2012	$11.35486	$12.61577	1,857,530
01/01/2013 to 12/31/2013	$12.61577	$14.42921	2,041,161
01/01/2014 to 12/31/2014	$14.42921	$14.95605	2,081,429
01/01/2015 to 12/31/2015	$14.95605	$14.64748	2,067,033
01/01/2016 to 12/31/2016	$14.64748	$15.42163	1,933,294
01/01/2017 to 12/31/2017	$15.42163	$17.42399	1,652,086
01/01/2018 to 12/31/2018	$17.42399	$16.14672	1,491,584
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.43180	$9.65708	7,231
01/01/2010 to 12/31/2010	$9.65708	$10.94866	7,600
01/01/2011 to 12/31/2011	$10.94866	$10.53687	4,208
01/01/2012 to 12/31/2012	$10.53687	$12.12848	5,446
01/01/2013 to 12/31/2013	$12.12848	$17.10074	3,158
01/01/2014 to 12/31/2014	$17.10074	$18.13790	1,534
01/01/2015 to 12/31/2015	$18.13790	$19.45780	914
01/01/2016 to 12/31/2016	$19.45780	$19.56318	1,480
01/01/2017 to 12/31/2017	$19.56318	$26.40885	1,135
01/01/2018 to 12/31/2018	$26.40885	$26.84943	763
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.73169	$8.95107	179
01/01/2010 to 12/31/2010	$8.95107	$9.85304	241
01/01/2011 to 12/31/2011	$9.85304	$9.59855	2,850
01/01/2012 to 12/31/2012	$9.59855	$10.65551	222
01/01/2013 to 12/31/2013	$10.65551	$14.04359	690
01/01/2014 to 12/31/2014	$14.04359	$13.96212	96
01/01/2015 to 12/31/2015	$13.96212	$12.83944	63
01/01/2016 to 12/31/2016	$12.83944	$13.34012	20
01/01/2017 to 12/31/2017	$13.34012	$15.22191	48
01/01/2018 to 12/31/2018	$15.22191	$13.45298	18
AST T. Rowe Price Natural Resources Portfolio
01/01/2009 to 12/31/2009	$8.93123	$13.05802	22,340
01/01/2010 to 12/31/2010	$13.05802	$15.39811	42,014
01/01/2011 to 12/31/2011	$15.39811	$12.82550	10,499
01/01/2012 to 12/31/2012	$12.82550	$13.00913	14,660
01/01/2013 to 12/31/2013	$13.00913	$14.69414	12,567
01/01/2014 to 12/31/2014	$14.69414	$13.18203	8,737
01/01/2015 to 12/31/2015	$13.18203	$10.41997	5,203
01/01/2016 to 12/31/2016	$10.41997	$12.71216	5,729
01/01/2017 to 12/31/2017	$12.71216	$13.72798	7,735
01/01/2018 to 12/31/2018	$13.72798	$11.19956	3,141
AST Templeton Global Bond Portfolio
01/01/2009 to 12/31/2009	$10.03832	$11.01755	8,692
01/01/2010 to 12/31/2010	$11.01755	$11.40516	8,166
01/01/2011 to 12/31/2011	$11.40516	$11.62600	5,032
01/01/2012 to 12/31/2012	$11.62600	$11.97556	5,387
01/01/2013 to 12/31/2013	$11.97556	$11.28342	422
01/01/2014 to 12/31/2014	$11.28342	$11.10740	1,465
01/01/2015 to 12/31/2015	$11.10740	$10.37148	1,229
01/01/2016 to 12/31/2016	$10.37148	$10.59617	588
01/01/2017 to 12/31/2017	$10.59617	$10.58537	1,178
01/01/2018 to 12/31/2018	$10.58537	$10.56845	345

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.02641	$9.55328	2,050
01/01/2010 to 12/31/2010	$9.55328	$11.56022	1,739
01/01/2011 to 12/31/2011	$11.56022	$10.92663	1,018
01/01/2012 to 12/31/2012	$10.92663	$12.66562	1,170
01/01/2013 to 12/31/2013	$12.66562	$16.41830	262
01/01/2014 to 12/31/2014	$16.41830	$18.47873	674
01/01/2015 to 12/31/2015	$18.47873	$16.89426	834
01/01/2016 to 12/31/2016	$16.89426	$18.85427	406
01/01/2017 to 12/31/2017	$18.85427	$21.87900	718
01/01/2018 to 12/31/2018	$21.87900	$17.87665	415
AST Wellington Management Hedged Equity Portfolio
01/01/2009 to 12/31/2009	$6.85286	$8.61586	65,688
01/01/2010 to 12/31/2010	$8.61586	$9.66907	59,466
01/01/2011 to 12/31/2011	$9.66907	$9.13871	38,362
01/01/2012 to 12/31/2012	$9.13871	$9.93078	61,019
01/01/2013 to 12/31/2013	$9.93078	$11.71505	83,708
01/01/2014 to 12/31/2014	$11.71505	$12.09976	113,808
01/01/2015 to 12/31/2015	$12.09976	$11.77015	97,718
01/01/2016 to 12/31/2016	$11.77015	$12.27470	77,864
01/01/2017 to 12/31/2017	$12.27470	$13.65060	77,965
01/01/2018 to 12/31/2018	$13.65060	$12.69393	65,933
AST Western Asset Core Plus Bond Portfolio
01/01/2009 to 12/31/2009	$9.25507	$10.11398	15,182
01/01/2010 to 12/31/2010	$10.11398	$10.67324	17,950
01/01/2011 to 12/31/2011	$10.67324	$11.07849	9,470
01/01/2012 to 12/31/2012	$11.07849	$11.69664	11,322
01/01/2013 to 12/31/2013	$11.69664	$11.27951	7,486
01/01/2014 to 12/31/2014	$11.27951	$11.83691	2,545
01/01/2015 to 12/31/2015	$11.83691	$11.73111	3,499
01/01/2016 to 12/31/2016	$11.73111	$12.07618	2,342
01/01/2017 to 12/31/2017	$12.07618	$12.56843	3,032
01/01/2018 to 12/31/2018	$12.56843	$12.02386	2,372
*Denotes the start date of these sub-accounts

PREMIER X SERIES
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: Spousal Lifetime Five Income Benefit Only (2.30%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.78101	$9.45889	4,634,630
01/01/2010 to 12/31/2010	$9.45889	$10.35258	5,137,364
01/01/2011 to 12/31/2011	$10.35258	$9.85110	4,511,499
01/01/2012 to 12/31/2012	$9.85110	$10.83936	4,512,237
01/01/2013 to 12/31/2013	$10.83936	$11.65248	3,980,717
01/01/2014 to 12/31/2014	$11.65248	$11.82550	3,583,697
01/01/2015 to 12/31/2015	$11.82550	$11.18749	3,008,438
01/01/2016 to 12/31/2016	$11.18749	$11.62937	2,626,719
01/01/2017 to 12/31/2017	$11.62937	$12.79934	2,503,499
01/01/2018 to 12/31/2018	$12.79934	$11.49213	1,935,828
AST Advanced Strategies Portfolio
01/01/2009 to 12/31/2009	$7.79118	$9.61143	1,777,502
01/01/2010 to 12/31/2010	$9.61143	$10.68319	2,019,590
01/01/2011 to 12/31/2011	$10.68319	$10.45514	1,914,200
01/01/2012 to 12/31/2012	$10.45514	$11.61448	2,135,086
01/01/2013 to 12/31/2013	$11.61448	$13.23315	2,097,823
01/01/2014 to 12/31/2014	$13.23315	$13.72573	1,972,645
01/01/2015 to 12/31/2015	$13.72573	$13.52487	1,805,559
01/01/2016 to 12/31/2016	$13.52487	$14.16099	1,685,939
01/01/2017 to 12/31/2017	$14.16099	$16.18674	1,613,406
01/01/2018 to 12/31/2018	$16.18674	$14.88939	1,413,090
AST Balanced Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.04854	$9.70059	3,064,712
01/01/2010 to 12/31/2010	$9.70059	$10.65023	3,948,773
01/01/2011 to 12/31/2011	$10.65023	$10.28464	3,425,837
01/01/2012 to 12/31/2012	$10.28464	$11.30707	3,544,040
01/01/2013 to 12/31/2013	$11.30707	$13.00353	3,396,895
01/01/2014 to 12/31/2014	$13.00353	$13.54010	2,787,943
01/01/2015 to 12/31/2015	$13.54010	$13.29865	2,639,562
01/01/2016 to 12/31/2016	$13.29865	$13.81917	2,492,144
01/01/2017 to 12/31/2017	$13.81917	$15.52303	2,317,317
01/01/2018 to 12/31/2018	$15.52303	$14.42350	1,981,975
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99751	$9.12885	80,984
01/01/2012 to 12/31/2012	$9.12885	$9.98474	84,304
01/01/2013 to 12/31/2013	$9.98474	$10.81958	174,559
01/01/2014 to 12/31/2014	$10.81958	$11.09402	143,374
01/01/2015 to 12/31/2015	$11.09402	$10.51910	147,244
01/01/2016 to 12/31/2016	$10.51910	$10.99888	111,742
01/01/2017 to 12/31/2017	$10.99888	$12.10823	109,020
01/01/2018 to 12/31/2018	$12.10823	$11.20964	98,449

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Low Duration Bond Portfolio
01/01/2009 to 12/31/2009	$10.47781	$11.29002	29,049
01/01/2010 to 12/31/2010	$11.29002	$11.46655	31,539
01/01/2011 to 12/31/2011	$11.46655	$11.46118	35,983
01/01/2012 to 12/31/2012	$11.46118	$11.72899	37,863
01/01/2013 to 12/31/2013	$11.72899	$11.21591	74,755
01/01/2014 to 12/31/2014	$11.21591	$10.95294	27,047
01/01/2015 to 12/31/2015	$10.95294	$10.75838	16,357
01/01/2016 to 12/31/2016	$10.75838	$10.68907	27,384
01/01/2017 to 12/31/2017	$10.68907	$10.62718	28,099
01/01/2018 to 12/31/2018	$10.62718	$10.46448	17,527
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2009 to 12/31/2009	$10.37888	$11.82223	353,561
01/01/2010 to 12/31/2010	$11.82223	$12.44845	853,716
01/01/2011 to 12/31/2011	$12.44845	$12.55575	603,368
01/01/2012 to 12/31/2012	$12.55575	$13.41715	665,696
01/01/2013 to 12/31/2013	$13.41715	$12.87458	559,958
01/01/2014 to 12/31/2014	$12.87458	$13.11750	482,999
01/01/2015 to 12/31/2015	$13.11750	$12.55226	426,762
01/01/2016 to 12/31/2016	$12.55226	$12.78941	401,399
01/01/2017 to 12/31/2017	$12.78941	$13.04806	432,474
01/01/2018 to 12/31/2018	$13.04806	$12.66894	278,275
AST Capital Growth Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.58135	$9.28814	5,711,545
01/01/2010 to 12/31/2010	$9.28814	$10.29386	6,530,490
01/01/2011 to 12/31/2011	$10.29386	$9.81857	5,407,760
01/01/2012 to 12/31/2012	$9.81857	$10.91458	5,748,233
01/01/2013 to 12/31/2013	$10.91458	$13.08906	6,008,938
01/01/2014 to 12/31/2014	$13.08906	$13.68977	5,613,179
01/01/2015 to 12/31/2015	$13.68977	$13.45328	5,170,247
01/01/2016 to 12/31/2016	$13.45328	$14.05054	4,629,697
01/01/2017 to 12/31/2017	$14.05054	$16.19280	4,387,368
01/01/2018 to 12/31/2018	$16.19280	$14.84261	3,980,713
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99813	$11.60230	60,708
01/01/2014 to 12/31/2014	$11.60230	$12.88496	65,602
01/01/2015 to 12/31/2015	$12.88496	$12.14530	44,083
01/01/2016 to 12/31/2016	$12.14530	$13.64122	46,861
01/01/2017 to 12/31/2017	$13.64122	$15.78950	54,423
01/01/2018 to 12/31/2018	$15.78950	$14.69713	34,460
AST Cohen & Steers Realty Portfolio
01/01/2009 to 12/31/2009	$7.93961	$10.23905	13,457
01/01/2010 to 12/31/2010	$10.23905	$12.88076	18,915
01/01/2011 to 12/31/2011	$12.88076	$13.42144	29,148
01/01/2012 to 12/31/2012	$13.42144	$15.13273	30,903
01/01/2013 to 12/31/2013	$15.13273	$15.25591	37,076
01/01/2014 to 12/31/2014	$15.25591	$19.52324	37,677
01/01/2015 to 12/31/2015	$19.52324	$20.00868	23,499
01/01/2016 to 12/31/2016	$20.00868	$20.50180	28,934
01/01/2017 to 12/31/2017	$20.50180	$21.29380	23,303
01/01/2018 to 12/31/2018	$21.29380	$19.82275	16,534

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Fidelity Institutional AM® Quantitative Portfolio
formerly,AST FI Pyramis® Quantitative Portfolio
01/01/2009 to 12/31/2009	$7.15487	$8.66215	970,053
01/01/2010 to 12/31/2010	$8.66215	$9.68378	1,094,089
01/01/2011 to 12/31/2011	$9.68378	$9.32398	998,738
01/01/2012 to 12/31/2012	$9.32398	$10.08333	1,031,065
01/01/2013 to 12/31/2013	$10.08333	$11.31154	1,005,330
01/01/2014 to 12/31/2014	$11.31154	$11.40557	895,614
01/01/2015 to 12/31/2015	$11.40557	$11.25953	810,849
01/01/2016 to 12/31/2016	$11.25953	$11.47513	706,674
01/01/2017 to 12/31/2017	$11.47513	$13.06564	707,975
01/01/2018 to 12/31/2018	$13.06564	$11.78114	578,295
AST Global Real Estate Portfolio
01/01/2009 to 12/31/2009	$6.09650	$8.05116	11,445
01/01/2010 to 12/31/2010	$8.05116	$9.46002	24,643
01/01/2011 to 12/31/2011	$9.46002	$8.78163	19,788
01/01/2012 to 12/31/2012	$8.78163	$10.88468	22,310
01/01/2013 to 12/31/2013	$10.88468	$11.10256	34,587
01/01/2014 to 12/31/2014	$11.10256	$12.36411	22,255
01/01/2015 to 12/31/2015	$12.36411	$12.07532	19,929
01/01/2016 to 12/31/2016	$12.07532	$11.91011	15,062
01/01/2017 to 12/31/2017	$11.91011	$12.91053	15,649
01/01/2018 to 12/31/2018	$12.91053	$12.02439	13,080
AST Goldman Sachs Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.97511	$8.12654	39,583
01/01/2010 to 12/31/2010	$8.12654	$8.96759	72,779
01/01/2011 to 12/31/2011	$8.96759	$8.28237	36,851
01/01/2012 to 12/31/2012	$8.28237	$9.68809	42,794
01/01/2013 to 12/31/2013	$9.68809	$12.64699	91,383
01/01/2014 to 12/31/2014	$12.64699	$13.98609	72,433
01/01/2015 to 12/31/2015	$13.98609	$13.03987	238,166
01/01/2016 to 12/31/2016	$13.03987	$14.21864	216,033
01/01/2017 to 12/31/2017	$14.21864	$15.25461	227,115
01/01/2018 to 12/31/2018	$15.25461	$13.63828	209,597
AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$7.38191	$11.33587	50,108
01/01/2010 to 12/31/2010	$11.33587	$13.27803	74,901
01/01/2011 to 12/31/2011	$13.27803	$12.59342	48,591
01/01/2012 to 12/31/2012	$12.59342	$14.72440	80,352
01/01/2013 to 12/31/2013	$14.72440	$19.02687	82,634
01/01/2014 to 12/31/2014	$19.02687	$20.74304	77,925
01/01/2015 to 12/31/2015	$20.74304	$19.12377	103,517
01/01/2016 to 12/31/2016	$19.12377	$19.00229	109,615
01/01/2017 to 12/31/2017	$19.00229	$23.60877	102,500
01/01/2018 to 12/31/2018	$23.60877	$22.07149	94,667
AST Goldman Sachs Multi-Asset Portfolio
01/01/2009 to 12/31/2009	$7.58468	$9.14789	502,973
01/01/2010 to 12/31/2010	$9.14789	$9.97940	724,144
01/01/2011 to 12/31/2011	$9.97940	$9.70594	638,997
01/01/2012 to 12/31/2012	$9.70594	$10.44837	664,544
01/01/2013 to 12/31/2013	$10.44837	$11.21657	657,922
01/01/2014 to 12/31/2014	$11.21657	$11.40747	634,353
01/01/2015 to 12/31/2015	$11.40747	$11.04951	519,499
01/01/2016 to 12/31/2016	$11.04951	$11.36932	426,748
01/01/2017 to 12/31/2017	$11.36932	$12.47952	482,450
01/01/2018 to 12/31/2018	$12.47952	$11.33646	292,705

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.61835	$9.44641	10,566
01/01/2010 to 12/31/2010	$9.44641	$11.70578	19,745
01/01/2011 to 12/31/2011	$11.70578	$11.59196	19,295
01/01/2012 to 12/31/2012	$11.59196	$13.10878	22,555
01/01/2013 to 12/31/2013	$13.10878	$17.78780	61,133
01/01/2014 to 12/31/2014	$17.78780	$18.63957	67,519
01/01/2015 to 12/31/2015	$18.63957	$17.21927	42,295
01/01/2016 to 12/31/2016	$17.21927	$20.92536	27,323
01/01/2017 to 12/31/2017	$20.92536	$22.94936	43,532
01/01/2018 to 12/31/2018	$22.94936	$19.27558	29,162
AST Government Money Market Portfolio
01/01/2009 to 12/31/2009	$10.44662	$10.23676	21,842
01/01/2010 to 12/31/2010	$10.23676	$10.00912	68,352
01/01/2011 to 12/31/2011	$10.00912	$9.78655	141,326
01/01/2012 to 12/31/2012	$9.78655	$9.56663	94,510
01/01/2013 to 12/31/2013	$9.56663	$9.35158	42,614
01/01/2014 to 12/31/2014	$9.35158	$9.14136	46,699
01/01/2015 to 12/31/2015	$9.14136	$8.93571	32,145
01/01/2016 to 12/31/2016	$8.93571	$8.73547	50,354
01/01/2017 to 12/31/2017	$8.73547	$8.56868	12,080
01/01/2018 to 12/31/2018	$8.56868	$8.48389	24,638
AST High Yield Portfolio
01/01/2009 to 12/31/2009	$7.71350	$10.22092	18,211
01/01/2010 to 12/31/2010	$10.22092	$11.33996	28,487
01/01/2011 to 12/31/2011	$11.33996	$11.43711	24,583
01/01/2012 to 12/31/2012	$11.43711	$12.73073	28,637
01/01/2013 to 12/31/2013	$12.73073	$13.33806	27,634
01/01/2014 to 12/31/2014	$13.33806	$13.37164	25,909
01/01/2015 to 12/31/2015	$13.37164	$12.60512	22,883
01/01/2016 to 12/31/2016	$12.60512	$14.21951	19,378
01/01/2017 to 12/31/2017	$14.21951	$14.93925	20,593
01/01/2018 to 12/31/2018	$14.93925	$14.31141	18,155
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.59589	$7.70055	7,953
01/01/2010 to 12/31/2010	$7.70055	$8.51795	4,112
01/01/2011 to 12/31/2011	$8.51795	$7.97841	2,793
01/01/2012 to 12/31/2012	$7.97841	$9.11568	2,856
01/01/2013 to 12/31/2013	$9.11568	$12.46280	31,071
01/01/2014 to 12/31/2014	$12.46280	$13.85728	38,880
01/01/2015 to 12/31/2015	$13.85728	$12.48421	28,976
01/01/2016 to 12/31/2016	$12.48421	$14.63112	22,999
01/01/2017 to 12/31/2017	$14.63112	$17.04823	24,023
01/01/2018 to 12/31/2018	$17.04823	$14.30458	11,328
AST International Growth Portfolio
01/01/2009 to 12/31/2009	$5.97954	$7.90775	34,217
01/01/2010 to 12/31/2010	$7.90775	$8.85072	40,087
01/01/2011 to 12/31/2011	$8.85072	$7.53378	30,791
01/01/2012 to 12/31/2012	$7.53378	$8.86389	37,956
01/01/2013 to 12/31/2013	$8.86389	$10.31589	37,684
01/01/2014 to 12/31/2014	$10.31589	$9.52677	37,774
01/01/2015 to 12/31/2015	$9.52677	$9.60572	34,308
01/01/2016 to 12/31/2016	$9.60572	$9.03541	30,878
01/01/2017 to 12/31/2017	$9.03541	$11.96189	25,313
01/01/2018 to 12/31/2018	$11.96189	$10.13284	29,299

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST International Value Portfolio
01/01/2009 to 12/31/2009	$6.82250	$8.70312	26,080
01/01/2010 to 12/31/2010	$8.70312	$9.45037	37,505
01/01/2011 to 12/31/2011	$9.45037	$8.07874	25,333
01/01/2012 to 12/31/2012	$8.07874	$9.21373	32,623
01/01/2013 to 12/31/2013	$9.21373	$10.75994	33,814
01/01/2014 to 12/31/2014	$10.75994	$9.81286	31,209
01/01/2015 to 12/31/2015	$9.81286	$9.67056	32,612
01/01/2016 to 12/31/2016	$9.67056	$9.50854	38,375
01/01/2017 to 12/31/2017	$9.50854	$11.41590	35,449
01/01/2018 to 12/31/2018	$11.41590	$9.35725	22,529
AST Investment Grade Bond Portfolio
04/30/2009* to 12/31/2009	$10.00000	$10.83253	1,635
01/01/2010 to 12/31/2010	$10.83253	$11.73376	6,091
01/01/2011 to 12/31/2011	$11.73376	$12.89793	3,863,808
01/01/2012 to 12/31/2012	$12.89793	$13.79278	1,572,043
01/01/2013 to 12/31/2013	$13.79278	$13.05358	429,073
01/01/2014 to 12/31/2014	$13.05358	$13.61868	538,817
01/01/2015 to 12/31/2015	$13.61868	$13.46870	1,832,543
01/01/2016 to 12/31/2016	$13.46870	$13.72014	2,232,963
01/01/2017 to 12/31/2017	$13.72014	$13.99076	1,288,763
01/01/2018 to 12/31/2018	$13.99076	$13.63796	3,691,253
AST J.P. Morgan Global Thematic Portfolio
01/01/2009 to 12/31/2009	$7.11052	$8.80420	492,765
01/01/2010 to 12/31/2010	$8.80420	$9.79553	752,454
01/01/2011 to 12/31/2011	$9.79553	$9.52105	590,661
01/01/2012 to 12/31/2012	$9.52105	$10.57078	712,315
01/01/2013 to 12/31/2013	$10.57078	$12.01556	772,774
01/01/2014 to 12/31/2014	$12.01556	$12.49292	733,956
01/01/2015 to 12/31/2015	$12.49292	$12.08400	707,422
01/01/2016 to 12/31/2016	$12.08400	$12.42930	647,721
01/01/2017 to 12/31/2017	$12.42930	$14.21077	664,422
01/01/2018 to 12/31/2018	$14.21077	$12.86556	504,081
AST J.P. Morgan International Equity Portfolio
01/01/2009 to 12/31/2009	$7.79817	$10.35804	142,828
01/01/2010 to 12/31/2010	$10.35804	$10.85122	97,893
01/01/2011 to 12/31/2011	$10.85122	$9.63698	79,641
01/01/2012 to 12/31/2012	$9.63698	$11.48382	88,347
01/01/2013 to 12/31/2013	$11.48382	$12.94997	139,829
01/01/2014 to 12/31/2014	$12.94997	$11.85292	132,671
01/01/2015 to 12/31/2015	$11.85292	$11.26253	116,224
01/01/2016 to 12/31/2016	$11.26253	$11.22263	100,496
01/01/2017 to 12/31/2017	$11.22263	$14.22205	94,195
01/01/2018 to 12/31/2018	$14.22205	$11.47211	85,846
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2009 to 12/31/2009	$9.21405	$10.99024	491,443
01/01/2010 to 12/31/2010	$10.99024	$11.52951	515,178
01/01/2011 to 12/31/2011	$11.52951	$11.29693	465,852
01/01/2012 to 12/31/2012	$11.29693	$12.22630	488,641
01/01/2013 to 12/31/2013	$12.22630	$13.27000	471,230
01/01/2014 to 12/31/2014	$13.27000	$13.67845	432,935
01/01/2015 to 12/31/2015	$13.67845	$13.34643	363,490
01/01/2016 to 12/31/2016	$13.34643	$13.54783	326,709
01/01/2017 to 12/31/2017	$13.54783	$14.85208	321,592
01/01/2018 to 12/31/2018	$14.85208	$13.77216	278,370

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08352	$10.28234	0
01/01/2010 to 12/31/2010	$10.28234	$11.18859	12,626
01/01/2011 to 12/31/2011	$11.18859	$11.00994	4,099
01/01/2012 to 12/31/2012	$11.00994	$12.39649	4,790
01/01/2013 to 12/31/2013	$12.39649	$16.54020	3,186
01/01/2014 to 12/31/2014	$16.54020	$17.70496	3,105
01/01/2015 to 12/31/2015	$17.70496	$19.14731	5,461
01/01/2016 to 12/31/2016	$19.14731	$18.44363	5,320
01/01/2017 to 12/31/2017	$18.44363	$24.49033	3,466
01/01/2018 to 12/31/2018	$24.49033	$23.55088	4,349
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$7.03710	$8.92597	155,405
01/01/2010 to 12/31/2010	$8.92597	$10.44883	97,355
01/01/2011 to 12/31/2011	$10.44883	$10.12099	82,837
01/01/2012 to 12/31/2012	$10.12099	$11.10653	100,725
01/01/2013 to 12/31/2013	$11.10653	$14.83180	91,008
01/01/2014 to 12/31/2014	$14.83180	$16.03371	175,341
01/01/2015 to 12/31/2015	$16.03371	$17.25179	119,812
01/01/2016 to 12/31/2016	$17.25179	$17.80519	100,572
01/01/2017 to 12/31/2017	$17.80519	$23.14812	88,687
01/01/2018 to 12/31/2018	$23.14812	$22.01660	74,330
AST MFS Global Equity Portfolio
01/01/2009 to 12/31/2009	$8.73970	$11.23486	57,798
01/01/2010 to 12/31/2010	$11.23486	$12.30530	124,310
01/01/2011 to 12/31/2011	$12.30530	$11.65219	67,237
01/01/2012 to 12/31/2012	$11.65219	$14.01846	113,194
01/01/2013 to 12/31/2013	$14.01846	$17.49024	130,064
01/01/2014 to 12/31/2014	$17.49024	$17.71763	123,917
01/01/2015 to 12/31/2015	$17.71763	$17.06538	124,614
01/01/2016 to 12/31/2016	$17.06538	$17.86899	139,881
01/01/2017 to 12/31/2017	$17.86899	$21.63287	131,765
01/01/2018 to 12/31/2018	$21.63287	$19.12377	117,369
AST MFS Growth Portfolio
01/01/2009 to 12/31/2009	$8.03870	$9.76781	7,646
01/01/2010 to 12/31/2010	$9.76781	$10.76895	12,348
01/01/2011 to 12/31/2011	$10.76895	$10.46467	14,878
01/01/2012 to 12/31/2012	$10.46467	$11.97661	15,312
01/01/2013 to 12/31/2013	$11.97661	$16.00478	21,911
01/01/2014 to 12/31/2014	$16.00478	$17.00761	18,794
01/01/2015 to 12/31/2015	$17.00761	$17.82712	14,334
01/01/2016 to 12/31/2016	$17.82712	$17.76025	10,499
01/01/2017 to 12/31/2017	$17.76025	$22.69364	11,174
01/01/2018 to 12/31/2018	$22.69364	$22.65745	7,911
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99814	$10.17373	0
01/01/2013 to 12/31/2013	$10.17373	$13.37657	0
01/01/2014 to 12/31/2014	$13.37657	$14.41184	5,230
01/01/2015 to 12/31/2015	$14.41184	$13.98584	5,519
01/01/2016 to 12/31/2016	$13.98584	$15.51038	10,294
01/01/2017 to 12/31/2017	$15.51038	$17.79184	17,979
01/01/2018 to 12/31/2018	$17.79184	$15.62439	16,183

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.67312	$9.17426	90,627
01/01/2010 to 12/31/2010	$9.17426	$11.06988	85,558
01/01/2011 to 12/31/2011	$11.06988	$10.55254	65,485
01/01/2012 to 12/31/2012	$10.55254	$12.08173	104,204
01/01/2013 to 12/31/2013	$12.08173	$16.77143	156,285
01/01/2014 to 12/31/2014	$16.77143	$18.73061	143,373
01/01/2015 to 12/31/2015	$18.73061	$17.27731	118,621
01/01/2016 to 12/31/2016	$17.27731	$19.96877	103,998
01/01/2017 to 12/31/2017	$19.96877	$22.21279	111,209
01/01/2018 to 12/31/2018	$22.21279	$18.14057	101,239
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99814	$10.28113	48,057
01/01/2013 to 12/31/2013	$10.28113	$11.95086	39,921
01/01/2014 to 12/31/2014	$11.95086	$12.28242	35,666
01/01/2015 to 12/31/2015	$12.28242	$11.85721	32,327
01/01/2016 to 12/31/2016	$11.85721	$12.09208	121,037
01/01/2017 to 12/31/2017	$12.09208	$13.77046	29,496
01/01/2018 to 12/31/2018	$13.77046	$12.34533	23,266
AST Parametric Emerging Markets Equity Portfolio
01/01/2009 to 12/31/2009	$5.55848	$9.04757	181,323
01/01/2010 to 12/31/2010	$9.04757	$10.81385	328,792
01/01/2011 to 12/31/2011	$10.81385	$8.42811	104,981
01/01/2012 to 12/31/2012	$8.42811	$9.71539	134,770
01/01/2013 to 12/31/2013	$9.71539	$9.51805	170,990
01/01/2014 to 12/31/2014	$9.51805	$8.86830	166,376
01/01/2015 to 12/31/2015	$8.86830	$7.21876	111,108
01/01/2016 to 12/31/2016	$7.21876	$7.92914	78,053
01/01/2017 to 12/31/2017	$7.92914	$9.79598	115,741
01/01/2018 to 12/31/2018	$9.79598	$8.22958	84,317
AST Preservation Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.85527	$10.39060	1,642,238
01/01/2010 to 12/31/2010	$10.39060	$11.23093	1,684,823
01/01/2011 to 12/31/2011	$11.23093	$11.08818	1,648,105
01/01/2012 to 12/31/2012	$11.08818	$11.96291	1,806,643
01/01/2013 to 12/31/2013	$11.96291	$12.77116	1,623,563
01/01/2014 to 12/31/2014	$12.77116	$13.20504	1,494,637
01/01/2015 to 12/31/2015	$13.20504	$12.92658	1,324,645
01/01/2016 to 12/31/2016	$12.92658	$13.33482	1,221,571
01/01/2017 to 12/31/2017	$13.33482	$14.35636	1,068,870
01/01/2018 to 12/31/2018	$14.35636	$13.63327	840,103
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01805	$10.06005	1,282
01/01/2012 to 12/31/2012	$10.06005	$10.53264	1,648
01/01/2013 to 12/31/2013	$10.53264	$10.05767	112,440
01/01/2014 to 12/31/2014	$10.05767	$10.42743	109,431
01/01/2015 to 12/31/2015	$10.42743	$10.16564	45,105
01/01/2016 to 12/31/2016	$10.16564	$10.35587	5,464
01/01/2017 to 12/31/2017	$10.35587	$10.69771	8,439
01/01/2018 to 12/31/2018	$10.69771	$10.37086	9,589

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Prudential Growth Allocation Portfolio
01/01/2009 to 12/31/2009	$6.58367	$8.10732	1,532,700
01/01/2010 to 12/31/2010	$8.10732	$9.43250	1,911,779
01/01/2011 to 12/31/2011	$9.43250	$8.64767	1,594,603
01/01/2012 to 12/31/2012	$8.64767	$9.54508	1,783,198
01/01/2013 to 12/31/2013	$9.54508	$10.91902	1,446,643
01/01/2014 to 12/31/2014	$10.91902	$11.65528	1,396,560
01/01/2015 to 12/31/2015	$11.65528	$11.32346	2,405,897
01/01/2016 to 12/31/2016	$11.32346	$12.18680	2,168,015
01/01/2017 to 12/31/2017	$12.18680	$13.83124	3,636,303
01/01/2018 to 12/31/2018	$13.83124	$12.49157	2,498,482
AST QMA US Equity Alpha Portfolio
01/01/2009 to 12/31/2009	$6.80785	$8.10701	36,891
01/01/2010 to 12/31/2010	$8.10701	$9.11744	54,039
01/01/2011 to 12/31/2011	$9.11744	$9.22101	34,037
01/01/2012 to 12/31/2012	$9.22101	$10.70831	40,383
01/01/2013 to 12/31/2013	$10.70831	$13.86199	57,740
01/01/2014 to 12/31/2014	$13.86199	$15.88287	47,998
01/01/2015 to 12/31/2015	$15.88287	$16.00374	38,376
01/01/2016 to 12/31/2016	$16.00374	$17.96739	41,697
01/01/2017 to 12/31/2017	$17.96739	$21.47283	50,599
01/01/2018 to 12/31/2018	$21.47283	$19.26283	39,303
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99813	$8.86352	0
01/01/2012 to 12/31/2012	$8.86352	$9.80389	0
01/01/2013 to 12/31/2013	$9.80389	$11.73000	0
01/01/2014 to 12/31/2014	$11.73000	$12.21170	0
01/01/2015 to 12/31/2015	$12.21170	$11.95509	36,141
01/01/2016 to 12/31/2016	$11.95509	$12.42572	21,542
01/01/2017 to 12/31/2017	$12.42572	$14.35673	21,324
01/01/2018 to 12/31/2018	$14.35673	$13.11618	19,795
AST RCM World Trends Portfolio
01/01/2009 to 12/31/2009	$7.31661	$8.82485	737,299
01/01/2010 to 12/31/2010	$8.82485	$9.65463	1,444,005
01/01/2011 to 12/31/2011	$9.65463	$9.26641	1,175,865
01/01/2012 to 12/31/2012	$9.26641	$9.98915	1,264,108
01/01/2013 to 12/31/2013	$9.98915	$10.97919	1,082,425
01/01/2014 to 12/31/2014	$10.97919	$11.28386	1,011,129
01/01/2015 to 12/31/2015	$11.28386	$11.01184	872,108
01/01/2016 to 12/31/2016	$11.01184	$11.28308	784,935
01/01/2017 to 12/31/2017	$11.28308	$12.82058	788,567
01/01/2018 to 12/31/2018	$12.82058	$11.54042	518,981
AST Small-Cap Growth Opportunities Portfolio
01/01/2009 to 12/31/2009	$7.14856	$9.27013	13,008
01/01/2010 to 12/31/2010	$9.27013	$12.01118	17,888
01/01/2011 to 12/31/2011	$12.01118	$10.20193	29,595
01/01/2012 to 12/31/2012	$10.20193	$11.97389	31,151
01/01/2013 to 12/31/2013	$11.97389	$16.48166	60,143
01/01/2014 to 12/31/2014	$16.48166	$16.90710	50,003
01/01/2015 to 12/31/2015	$16.90710	$16.74749	35,438
01/01/2016 to 12/31/2016	$16.74749	$17.63221	26,957
01/01/2017 to 12/31/2017	$17.63221	$22.00983	24,847
01/01/2018 to 12/31/2018	$22.00983	$19.17935	20,104

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.56974	$8.59961	59,475
01/01/2010 to 12/31/2010	$8.59961	$11.46782	35,079
01/01/2011 to 12/31/2011	$11.46782	$11.10068	27,464
01/01/2012 to 12/31/2012	$11.10068	$12.17187	46,563
01/01/2013 to 12/31/2013	$12.17187	$16.08335	50,452
01/01/2014 to 12/31/2014	$16.08335	$16.32209	48,610
01/01/2015 to 12/31/2015	$16.32209	$16.08047	40,481
01/01/2016 to 12/31/2016	$16.08047	$17.61819	35,372
01/01/2017 to 12/31/2017	$17.61819	$21.34231	33,272
01/01/2018 to 12/31/2018	$21.34231	$19.10656	31,479
AST Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.87877	$9.78101	9,018
01/01/2010 to 12/31/2010	$9.78101	$12.04659	9,707
01/01/2011 to 12/31/2011	$12.04659	$11.07233	7,017
01/01/2012 to 12/31/2012	$11.07233	$12.78859	9,087
01/01/2013 to 12/31/2013	$12.78859	$17.17681	9,357
01/01/2014 to 12/31/2014	$17.17681	$17.67519	9,046
01/01/2015 to 12/31/2015	$17.67519	$16.53298	8,229
01/01/2016 to 12/31/2016	$16.53298	$20.88206	8,001
01/01/2017 to 12/31/2017	$20.88206	$21.91353	11,254
01/01/2018 to 12/31/2018	$21.91353	$17.76081	9,956
AST T. Rowe Price Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.52312	$10.34266	1,395,565
01/01/2010 to 12/31/2010	$10.34266	$11.27647	1,658,234
01/01/2011 to 12/31/2011	$11.27647	$11.24209	1,517,587
01/01/2012 to 12/31/2012	$11.24209	$12.47207	1,598,339
01/01/2013 to 12/31/2013	$12.47207	$14.24387	1,545,629
01/01/2014 to 12/31/2014	$14.24387	$14.74231	1,456,615
01/01/2015 to 12/31/2015	$14.74231	$14.41688	1,533,910
01/01/2016 to 12/31/2016	$14.41688	$15.15673	1,427,868
01/01/2017 to 12/31/2017	$15.15673	$17.09970	1,369,903
01/01/2018 to 12/31/2018	$17.09970	$15.82279	1,117,764
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.40651	$9.60494	180,759
01/01/2010 to 12/31/2010	$9.60494	$10.87354	148,566
01/01/2011 to 12/31/2011	$10.87354	$10.44927	96,780
01/01/2012 to 12/31/2012	$10.44927	$12.00993	170,072
01/01/2013 to 12/31/2013	$12.00993	$16.90868	171,872
01/01/2014 to 12/31/2014	$16.90868	$17.90792	180,790
01/01/2015 to 12/31/2015	$17.90792	$19.18285	154,935
01/01/2016 to 12/31/2016	$19.18285	$19.25852	162,953
01/01/2017 to 12/31/2017	$19.25852	$25.95948	144,026
01/01/2018 to 12/31/2018	$25.95948	$26.35364	127,734
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.68854	$8.88795	22,055
01/01/2010 to 12/31/2010	$8.88795	$9.76915	27,202
01/01/2011 to 12/31/2011	$9.76915	$9.50286	16,188
01/01/2012 to 12/31/2012	$9.50286	$10.53358	19,902
01/01/2013 to 12/31/2013	$10.53358	$13.86255	24,280
01/01/2014 to 12/31/2014	$13.86255	$13.76195	25,800
01/01/2015 to 12/31/2015	$13.76195	$12.63674	13,707
01/01/2016 to 12/31/2016	$12.63674	$13.11041	10,466
01/01/2017 to 12/31/2017	$13.11041	$14.93795	11,823
01/01/2018 to 12/31/2018	$14.93795	$13.18246	6,172

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Natural Resources Portfolio
01/01/2009 to 12/31/2009	$8.88133	$12.96586	34,738
01/01/2010 to 12/31/2010	$12.96586	$15.26697	168,286
01/01/2011 to 12/31/2011	$15.26697	$12.69771	49,337
01/01/2012 to 12/31/2012	$12.69771	$12.86055	69,274
01/01/2013 to 12/31/2013	$12.86055	$14.50493	39,702
01/01/2014 to 12/31/2014	$14.50493	$12.99312	39,180
01/01/2015 to 12/31/2015	$12.99312	$10.25545	33,231
01/01/2016 to 12/31/2016	$10.25545	$12.49314	31,551
01/01/2017 to 12/31/2017	$12.49314	$13.47179	34,598
01/01/2018 to 12/31/2018	$13.47179	$10.97430	27,960
AST Templeton Global Bond Portfolio
01/01/2009 to 12/31/2009	$9.98246	$10.94031	25,100
01/01/2010 to 12/31/2010	$10.94031	$11.30855	37,393
01/01/2011 to 12/31/2011	$11.30855	$11.51060	33,700
01/01/2012 to 12/31/2012	$11.51060	$11.83935	37,344
01/01/2013 to 12/31/2013	$11.83935	$11.13870	27,862
01/01/2014 to 12/31/2014	$11.13870	$10.94878	24,645
01/01/2015 to 12/31/2015	$10.94878	$10.20836	15,279
01/01/2016 to 12/31/2016	$10.20836	$10.41419	9,814
01/01/2017 to 12/31/2017	$10.41419	$10.38838	9,281
01/01/2018 to 12/31/2018	$10.38838	$10.35644	5,604
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.98732	$9.48619	13,814
01/01/2010 to 12/31/2010	$9.48619	$11.46229	17,737
01/01/2011 to 12/31/2011	$11.46229	$10.81819	9,906
01/01/2012 to 12/31/2012	$10.81819	$12.52141	8,944
01/01/2013 to 12/31/2013	$12.52141	$16.20755	8,997
01/01/2014 to 12/31/2014	$16.20755	$18.21469	6,848
01/01/2015 to 12/31/2015	$18.21469	$16.62837	7,102
01/01/2016 to 12/31/2016	$16.62837	$18.53040	6,084
01/01/2017 to 12/31/2017	$18.53040	$21.47165	7,771
01/01/2018 to 12/31/2018	$21.47165	$17.51789	8,735
AST Wellington Management Hedged Equity Portfolio
01/01/2009 to 12/31/2009	$6.82187	$8.56459	39,138
01/01/2010 to 12/31/2010	$8.56459	$9.59753	71,363
01/01/2011 to 12/31/2011	$9.59753	$9.05781	73,122
01/01/2012 to 12/31/2012	$9.05781	$9.82842	83,022
01/01/2013 to 12/31/2013	$9.82842	$11.57734	151,360
01/01/2014 to 12/31/2014	$11.57734	$11.93989	200,960
01/01/2015 to 12/31/2015	$11.93989	$11.59757	181,835
01/01/2016 to 12/31/2016	$11.59757	$12.07709	165,416
01/01/2017 to 12/31/2017	$12.07709	$13.41113	133,127
01/01/2018 to 12/31/2018	$13.41113	$12.45289	99,137
AST Western Asset Core Plus Bond Portfolio
01/01/2009 to 12/31/2009	$9.23980	$10.08246	174,062
01/01/2010 to 12/31/2010	$10.08246	$10.62443	154,181
01/01/2011 to 12/31/2011	$10.62443	$11.01173	115,301
01/01/2012 to 12/31/2012	$11.01173	$11.60902	179,664
01/01/2013 to 12/31/2013	$11.60902	$11.17857	230,627
01/01/2014 to 12/31/2014	$11.17857	$11.71370	252,993
01/01/2015 to 12/31/2015	$11.71370	$11.59188	251,962
01/01/2016 to 12/31/2016	$11.59188	$11.91542	296,726
01/01/2017 to 12/31/2017	$11.91542	$12.38292	331,251
01/01/2018 to 12/31/2018	$12.38292	$11.82894	294,940
*Denotes the start date of these sub-accounts

PREMIER X SERIES
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: With Combo 5%/HAV 80 bps (2.35%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$7.75834	$9.43986	4,252,347
01/01/2010 to 12/31/2010	$9.43986	$10.32669	4,627,984
01/01/2011 to 12/31/2011	$10.32669	$9.82155	4,134,047
01/01/2012 to 12/31/2012	$9.82155	$10.80162	4,142,341
01/01/2013 to 12/31/2013	$10.80162	$11.60621	3,797,166
01/01/2014 to 12/31/2014	$11.60621	$11.77279	3,432,204
01/01/2015 to 12/31/2015	$11.77279	$11.13221	2,813,985
01/01/2016 to 12/31/2016	$11.13221	$11.56641	2,451,311
01/01/2017 to 12/31/2017	$11.56641	$12.72382	2,392,959
01/01/2018 to 12/31/2018	$12.72382	$11.41877	1,786,900
AST Advanced Strategies Portfolio
05/01/2009 to 12/31/2009	$7.76909	$9.59354	1,512,563
01/01/2010 to 12/31/2010	$9.59354	$10.65815	1,845,579
01/01/2011 to 12/31/2011	$10.65815	$10.42545	1,631,826
01/01/2012 to 12/31/2012	$10.42545	$11.57599	1,978,813
01/01/2013 to 12/31/2013	$11.57599	$13.18283	2,018,738
01/01/2014 to 12/31/2014	$13.18283	$13.66683	1,951,682
01/01/2015 to 12/31/2015	$13.66683	$13.46036	1,741,875
01/01/2016 to 12/31/2016	$13.46036	$14.08661	1,666,574
01/01/2017 to 12/31/2017	$14.08661	$16.09375	1,591,236
01/01/2018 to 12/31/2018	$16.09375	$14.79670	1,297,763
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99809	$11.58510	0
01/01/2014 to 12/31/2014	$11.58510	$12.80983	0
01/01/2015 to 12/31/2015	$12.80983	$12.73184	1,306
01/01/2016 to 12/31/2016	$12.73184	$13.77164	1,251
01/01/2017 to 12/31/2017	$13.77164	$16.43498	3,238
01/01/2018 to 12/31/2018	$16.43498	$14.74951	1,101
AST Balanced Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$8.07145	$9.68123	6,554,519
01/01/2010 to 12/31/2010	$9.68123	$10.62384	7,582,411
01/01/2011 to 12/31/2011	$10.62384	$10.25414	6,755,067
01/01/2012 to 12/31/2012	$10.25414	$11.26816	6,690,157
01/01/2013 to 12/31/2013	$11.26816	$12.95246	6,282,078
01/01/2014 to 12/31/2014	$12.95246	$13.48039	5,747,290
01/01/2015 to 12/31/2015	$13.48039	$13.23357	5,369,752
01/01/2016 to 12/31/2016	$13.23357	$13.74472	4,898,675
01/01/2017 to 12/31/2017	$13.74472	$15.43187	4,553,644
01/01/2018 to 12/31/2018	$15.43187	$14.33167	3,829,255
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99745	$9.12583	2,850,644
01/01/2012 to 12/31/2012	$9.12583	$9.97661	2,504,221
01/01/2013 to 12/31/2013	$9.97661	$10.80546	2,282,040
01/01/2014 to 12/31/2014	$10.80546	$11.07411	2,068,351
01/01/2015 to 12/31/2015	$11.07411	$10.49517	1,920,684
01/01/2016 to 12/31/2016	$10.49517	$10.96853	1,703,801
01/01/2017 to 12/31/2017	$10.96853	$12.06902	1,558,753
01/01/2018 to 12/31/2018	$12.06902	$11.16799	1,337,724

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Low Duration Bond Portfolio
05/01/2009 to 12/31/2009	$10.75053	$11.26320	17,914
01/01/2010 to 12/31/2010	$11.26320	$11.43373	26,072
01/01/2011 to 12/31/2011	$11.43373	$11.42279	31,043
01/01/2012 to 12/31/2012	$11.42279	$11.68410	30,695
01/01/2013 to 12/31/2013	$11.68410	$11.16763	37,201
01/01/2014 to 12/31/2014	$11.16763	$10.90064	14,556
01/01/2015 to 12/31/2015	$10.90064	$10.70185	11,511
01/01/2016 to 12/31/2016	$10.70185	$10.62784	10,629
01/01/2017 to 12/31/2017	$10.62784	$10.56123	7,090
01/01/2018 to 12/31/2018	$10.56123	$10.39441	7,873
AST BlackRock/Loomis Sayles Bond Portfolio
05/01/2009 to 12/31/2009	$10.67650	$11.80051	466,235
01/01/2010 to 12/31/2010	$11.80051	$12.41950	657,967
01/01/2011 to 12/31/2011	$12.41950	$12.52048	562,150
01/01/2012 to 12/31/2012	$12.52048	$13.37279	636,413
01/01/2013 to 12/31/2013	$13.37279	$12.82563	565,790
01/01/2014 to 12/31/2014	$12.82563	$13.06139	483,706
01/01/2015 to 12/31/2015	$13.06139	$12.49241	337,149
01/01/2016 to 12/31/2016	$12.49241	$12.72222	338,598
01/01/2017 to 12/31/2017	$12.72222	$12.97300	368,575
01/01/2018 to 12/31/2018	$12.97300	$12.58984	295,791
AST Bond Portfolio 2018
05/01/2009 to 12/31/2009	$11.29399	$10.99506	157,323
01/01/2010 to 12/31/2010	$10.99506	$11.94428	79,553
01/01/2011 to 12/31/2011	$11.94428	$13.25529	38,886
01/01/2012 to 12/31/2012	$13.25529	$13.69068	30,006
01/01/2013 to 12/31/2013	$13.69068	$12.95592	8,130
01/01/2014 to 12/31/2014	$12.95592	$12.99545	8,125
01/01/2015 to 12/31/2015	$12.99545	$12.79993	8,120
01/01/2016 to 12/31/2016	$12.79993	$12.70782	8,114
01/01/2017 to 12/31/2017	$12.70782	$12.50509	8,109
01/01/2018 to 12/31/2018	$12.50509	$12.30884	0
AST Bond Portfolio 2019
05/01/2009 to 12/31/2009	$11.25511	$10.86376	55,243
01/01/2010 to 12/31/2010	$10.86376	$11.82023	117,733
01/01/2011 to 12/31/2011	$11.82023	$13.39413	94,375
01/01/2012 to 12/31/2012	$13.39413	$13.85289	69,766
01/01/2013 to 12/31/2013	$13.85289	$12.88083	30,534
01/01/2014 to 12/31/2014	$12.88083	$13.12176	28,718
01/01/2015 to 12/31/2015	$13.12176	$12.95782	26,055
01/01/2016 to 12/31/2016	$12.95782	$12.84407	26,049
01/01/2017 to 12/31/2017	$12.84407	$12.64515	26,044
01/01/2018 to 12/31/2018	$12.64515	$12.42322	21,380
AST Bond Portfolio 2020
05/01/2009 to 12/31/2009	$9.35768	$8.74446	0
01/01/2010 to 12/31/2010	$8.74446	$9.55565	48,213
01/01/2011 to 12/31/2011	$9.55565	$11.08034	13,583
01/01/2012 to 12/31/2012	$11.08034	$11.50966	2,510
01/01/2013 to 12/31/2013	$11.50966	$10.51262	0
01/01/2014 to 12/31/2014	$10.51262	$10.90380	0
01/01/2015 to 12/31/2015	$10.90380	$10.81615	0
01/01/2016 to 12/31/2016	$10.81615	$10.77501	0
01/01/2017 to 12/31/2017	$10.77501	$10.62143	0
01/01/2018 to 12/31/2018	$10.62143	$10.40670	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$9.99745	$10.95270	70,632
01/01/2011 to 12/31/2011	$10.95270	$12.87421	34,741
01/01/2012 to 12/31/2012	$12.87421	$13.43279	8,558
01/01/2013 to 12/31/2013	$13.43279	$12.20553	0
01/01/2014 to 12/31/2014	$12.20553	$12.84121	0
01/01/2015 to 12/31/2015	$12.84121	$12.77011	0
01/01/2016 to 12/31/2016	$12.77011	$12.73121	0
01/01/2017 to 12/31/2017	$12.73121	$12.63618	0
01/01/2018 to 12/31/2018	$12.63618	$12.35276	0
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99809	$11.96009	78,715
01/01/2012 to 12/31/2012	$11.96009	$12.36832	47,478
01/01/2013 to 12/31/2013	$12.36832	$10.90661	0
01/01/2014 to 12/31/2014	$10.90661	$11.76109	0
01/01/2015 to 12/31/2015	$11.76109	$11.73190	0
01/01/2016 to 12/31/2016	$11.73190	$11.67243	0
01/01/2017 to 12/31/2017	$11.67243	$11.58403	0
01/01/2018 to 12/31/2018	$11.58403	$11.29996	3,188
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99746	$10.34627	68,897
01/01/2013 to 12/31/2013	$10.34627	$9.07766	207,444
01/01/2014 to 12/31/2014	$9.07766	$9.98847	53,885
01/01/2015 to 12/31/2015	$9.98847	$10.02347	0
01/01/2016 to 12/31/2016	$10.02347	$9.98088	0
01/01/2017 to 12/31/2017	$9.98088	$9.91768	0
01/01/2018 to 12/31/2018	$9.91768	$9.66318	7,233
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99873	$8.70520	56,592
01/01/2014 to 12/31/2014	$8.70520	$9.74626	29,841
01/01/2015 to 12/31/2015	$9.74626	$9.79288	0
01/01/2016 to 12/31/2016	$9.79288	$9.75095	0
01/01/2017 to 12/31/2017	$9.75095	$9.68796	0
01/01/2018 to 12/31/2018	$9.68796	$9.40339	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99873	$11.24581	55,718
01/01/2015 to 12/31/2015	$11.24581	$11.20715	143,079
01/01/2016 to 12/31/2016	$11.20715	$11.22099	0
01/01/2017 to 12/31/2017	$11.22099	$11.16462	0
01/01/2018 to 12/31/2018	$11.16462	$10.82672	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99873	$9.88754	27,587
01/01/2016 to 12/31/2016	$9.88754	$9.86158	152,811
01/01/2017 to 12/31/2017	$9.86158	$9.86905	91,703
01/01/2018 to 12/31/2018	$9.86905	$9.54088	123,764
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	$9.99746	$9.82967	79,511
01/01/2017 to 12/31/2017	$9.82967	$9.86246	43,146
01/01/2018 to 12/31/2018	$9.86246	$9.51354	51,861
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	$9.99745	$9.98593	0
01/01/2018 to 12/31/2018	$9.98593	$9.55484	2,897
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	$9.99745	$9.61279	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Capital Growth Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$7.57101	$9.26952	5,034,909
01/01/2010 to 12/31/2010	$9.26952	$10.26814	6,212,739
01/01/2011 to 12/31/2011	$10.26814	$9.78927	5,138,561
01/01/2012 to 12/31/2012	$9.78927	$10.87660	5,417,142
01/01/2013 to 12/31/2013	$10.87660	$13.03710	5,557,153
01/01/2014 to 12/31/2014	$13.03710	$13.62879	5,356,872
01/01/2015 to 12/31/2015	$13.62879	$13.38682	5,069,963
01/01/2016 to 12/31/2016	$13.38682	$13.97427	4,509,006
01/01/2017 to 12/31/2017	$13.97427	$16.09701	4,373,177
01/01/2018 to 12/31/2018	$16.09701	$14.74751	3,615,960
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99809	$11.59758	849
01/01/2014 to 12/31/2014	$11.59758	$12.87345	4,712
01/01/2015 to 12/31/2015	$12.87345	$12.12859	7,341
01/01/2016 to 12/31/2016	$12.12859	$13.61584	20,160
01/01/2017 to 12/31/2017	$13.61584	$15.75254	22,442
01/01/2018 to 12/31/2018	$15.75254	$14.65545	15,138
AST Cohen & Steers Realty Portfolio
05/01/2009 to 12/31/2009	$6.77850	$10.21482	13,319
01/01/2010 to 12/31/2010	$10.21482	$12.84404	26,665
01/01/2011 to 12/31/2011	$12.84404	$13.37666	16,530
01/01/2012 to 12/31/2012	$13.37666	$15.07483	28,389
01/01/2013 to 12/31/2013	$15.07483	$15.19011	31,471
01/01/2014 to 12/31/2014	$15.19011	$19.42952	32,625
01/01/2015 to 12/31/2015	$19.42952	$19.90293	31,505
01/01/2016 to 12/31/2016	$19.90293	$20.38351	21,884
01/01/2017 to 12/31/2017	$20.38351	$21.16069	24,076
01/01/2018 to 12/31/2018	$21.16069	$19.68920	15,501
AST Fidelity Institutional AM® Quantitative Portfolio
formerly,AST FI Pyramis® Quantitative Portfolio
05/01/2009 to 12/31/2009	$7.05134	$8.64605	963,011
01/01/2010 to 12/31/2010	$8.64605	$9.66094	1,503,201
01/01/2011 to 12/31/2011	$9.66094	$9.29742	1,212,660
01/01/2012 to 12/31/2012	$9.29742	$10.04957	1,337,469
01/01/2013 to 12/31/2013	$10.04957	$11.26814	1,394,472
01/01/2014 to 12/31/2014	$11.26814	$11.35634	1,202,583
01/01/2015 to 12/31/2015	$11.35634	$11.20544	1,064,247
01/01/2016 to 12/31/2016	$11.20544	$11.41444	891,401
01/01/2017 to 12/31/2017	$11.41444	$12.99017	891,340
01/01/2018 to 12/31/2018	$12.99017	$11.70739	591,506
AST Global Real Estate Portfolio
05/01/2009 to 12/31/2009	$5.70107	$8.04541	12,087
01/01/2010 to 12/31/2010	$8.04541	$9.44866	17,206
01/01/2011 to 12/31/2011	$9.44866	$8.76681	15,171
01/01/2012 to 12/31/2012	$8.76681	$10.86107	13,808
01/01/2013 to 12/31/2013	$10.86107	$11.07301	21,789
01/01/2014 to 12/31/2014	$11.07301	$12.32515	21,433
01/01/2015 to 12/31/2015	$12.32515	$12.03126	18,025
01/01/2016 to 12/31/2016	$12.03126	$11.86093	18,070
01/01/2017 to 12/31/2017	$11.86093	$12.85092	18,090
01/01/2018 to 12/31/2018	$12.85092	$11.96295	12,164

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$6.73628	$8.10749	15,876
01/01/2010 to 12/31/2010	$8.10749	$8.94216	17,185
01/01/2011 to 12/31/2011	$8.94216	$8.25493	17,348
01/01/2012 to 12/31/2012	$8.25493	$9.65125	32,736
01/01/2013 to 12/31/2013	$9.65125	$12.59265	38,624
01/01/2014 to 12/31/2014	$12.59265	$13.91929	36,611
01/01/2015 to 12/31/2015	$13.91929	$12.97118	69,308
01/01/2016 to 12/31/2016	$12.97118	$14.13679	58,328
01/01/2017 to 12/31/2017	$14.13679	$15.15938	85,579
01/01/2018 to 12/31/2018	$15.15938	$13.54648	61,197
AST Goldman Sachs Mid-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$8.44980	$11.30917	47,164
01/01/2010 to 12/31/2010	$11.30917	$13.24024	66,611
01/01/2011 to 12/31/2011	$13.24024	$12.55147	39,720
01/01/2012 to 12/31/2012	$12.55147	$14.66808	51,742
01/01/2013 to 12/31/2013	$14.66808	$18.94493	53,019
01/01/2014 to 12/31/2014	$18.94493	$20.64370	60,072
01/01/2015 to 12/31/2015	$20.64370	$19.02289	76,503
01/01/2016 to 12/31/2016	$19.02289	$18.89277	69,835
01/01/2017 to 12/31/2017	$18.89277	$23.46127	68,060
01/01/2018 to 12/31/2018	$23.46127	$21.92272	49,672
AST Goldman Sachs Multi-Asset Portfolio
05/01/2009 to 12/31/2009	$7.73829	$9.14036	681,549
01/01/2010 to 12/31/2010	$9.14036	$9.96633	1,076,636
01/01/2011 to 12/31/2011	$9.96633	$9.68853	900,579
01/01/2012 to 12/31/2012	$9.68853	$10.42454	918,297
01/01/2013 to 12/31/2013	$10.42454	$11.18541	953,392
01/01/2014 to 12/31/2014	$11.18541	$11.37022	871,276
01/01/2015 to 12/31/2015	$11.37022	$11.00810	605,963
01/01/2016 to 12/31/2016	$11.00810	$11.32121	522,166
01/01/2017 to 12/31/2017	$11.32121	$12.42074	561,107
01/01/2018 to 12/31/2018	$12.42074	$11.27757	342,776
AST Goldman Sachs Small-Cap Value Portfolio
05/01/2009 to 12/31/2009	$7.37520	$9.43976	9,418
01/01/2010 to 12/31/2010	$9.43976	$11.69193	28,045
01/01/2011 to 12/31/2011	$11.69193	$11.57271	23,172
01/01/2012 to 12/31/2012	$11.57271	$13.08049	35,071
01/01/2013 to 12/31/2013	$13.08049	$17.74064	48,948
01/01/2014 to 12/31/2014	$17.74064	$18.58087	47,509
01/01/2015 to 12/31/2015	$18.58087	$17.15671	41,248
01/01/2016 to 12/31/2016	$17.15671	$20.83931	38,515
01/01/2017 to 12/31/2017	$20.83931	$22.84387	34,273
01/01/2018 to 12/31/2018	$22.84387	$19.17753	27,069
AST Government Money Market Portfolio
05/01/2009 to 12/31/2009	$10.37182	$10.21844	118,897
01/01/2010 to 12/31/2010	$10.21844	$9.98629	116,542
01/01/2011 to 12/31/2011	$9.98629	$9.75943	113,130
01/01/2012 to 12/31/2012	$9.75943	$9.53559	126,339
01/01/2013 to 12/31/2013	$9.53559	$9.31663	111,479
01/01/2014 to 12/31/2014	$9.31663	$9.10274	151,301
01/01/2015 to 12/31/2015	$9.10274	$8.89362	144,924
01/01/2016 to 12/31/2016	$8.89362	$8.69004	137,626
01/01/2017 to 12/31/2017	$8.69004	$8.51986	209,868
01/01/2018 to 12/31/2018	$8.51986	$8.43130	129,864

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST High Yield Portfolio
05/01/2009 to 12/31/2009	$8.17371	$10.19721	14,037
01/01/2010 to 12/31/2010	$10.19721	$11.30809	29,013
01/01/2011 to 12/31/2011	$11.30809	$11.39954	14,294
01/01/2012 to 12/31/2012	$11.39954	$12.68259	30,841
01/01/2013 to 12/31/2013	$12.68259	$13.28118	41,682
01/01/2014 to 12/31/2014	$13.28118	$13.30812	39,198
01/01/2015 to 12/31/2015	$13.30812	$12.53922	29,783
01/01/2016 to 12/31/2016	$12.53922	$14.13826	32,671
01/01/2017 to 12/31/2017	$14.13826	$14.84664	51,411
01/01/2018 to 12/31/2018	$14.84664	$14.21585	43,271
AST Hotchkis & Wiley Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$6.08065	$7.68247	13,686
01/01/2010 to 12/31/2010	$7.68247	$8.49390	33,680
01/01/2011 to 12/31/2011	$8.49390	$7.95195	30,546
01/01/2012 to 12/31/2012	$7.95195	$9.08092	31,862
01/01/2013 to 12/31/2013	$9.08092	$12.40905	68,723
01/01/2014 to 12/31/2014	$12.40905	$13.79073	83,177
01/01/2015 to 12/31/2015	$13.79073	$12.41825	83,747
01/01/2016 to 12/31/2016	$12.41825	$14.54668	77,124
01/01/2017 to 12/31/2017	$14.54668	$16.94164	75,671
01/01/2018 to 12/31/2018	$16.94164	$14.20815	66,483
AST International Growth Portfolio
05/01/2009 to 12/31/2009	$6.04238	$7.89352	29,416
01/01/2010 to 12/31/2010	$7.89352	$8.83058	39,816
01/01/2011 to 12/31/2011	$8.83058	$7.51292	18,018
01/01/2012 to 12/31/2012	$7.51292	$8.83520	22,798
01/01/2013 to 12/31/2013	$8.83520	$10.27745	24,575
01/01/2014 to 12/31/2014	$10.27745	$9.48665	25,517
01/01/2015 to 12/31/2015	$9.48665	$9.56059	23,824
01/01/2016 to 12/31/2016	$9.56059	$8.98862	22,938
01/01/2017 to 12/31/2017	$8.98862	$11.89437	25,147
01/01/2018 to 12/31/2018	$11.89437	$10.07063	17,892
AST International Value Portfolio
05/01/2009 to 12/31/2009	$6.71884	$8.68753	20,688
01/01/2010 to 12/31/2010	$8.68753	$9.42890	35,676
01/01/2011 to 12/31/2011	$9.42890	$8.05644	24,833
01/01/2012 to 12/31/2012	$8.05644	$9.18375	25,172
01/01/2013 to 12/31/2013	$9.18375	$10.71966	24,709
01/01/2014 to 12/31/2014	$10.71966	$9.77145	26,882
01/01/2015 to 12/31/2015	$9.77145	$9.62503	19,958
01/01/2016 to 12/31/2016	$9.62503	$9.45914	19,388
01/01/2017 to 12/31/2017	$9.45914	$11.35112	19,862
01/01/2018 to 12/31/2018	$11.35112	$9.29956	16,970
AST Investment Grade Bond Portfolio
05/01/2009* to 12/31/2009	$9.98123	$10.82907	0
01/01/2010 to 12/31/2010	$10.82907	$11.72425	904
01/01/2011 to 12/31/2011	$11.72425	$12.88118	4,385,023
01/01/2012 to 12/31/2012	$12.88118	$13.76813	1,804,835
01/01/2013 to 12/31/2013	$13.76813	$13.02394	332,249
01/01/2014 to 12/31/2014	$13.02394	$13.58124	447,097
01/01/2015 to 12/31/2015	$13.58124	$13.42506	2,280,938
01/01/2016 to 12/31/2016	$13.42506	$13.66902	2,915,861
01/01/2017 to 12/31/2017	$13.66902	$13.93188	1,406,144
01/01/2018 to 12/31/2018	$13.93188	$13.57390	5,390,219

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Global Thematic Portfolio
05/01/2009 to 12/31/2009	$7.22301	$8.79688	403,988
01/01/2010 to 12/31/2010	$8.79688	$9.78253	516,166
01/01/2011 to 12/31/2011	$9.78253	$9.50384	395,770
01/01/2012 to 12/31/2012	$9.50384	$10.54658	490,907
01/01/2013 to 12/31/2013	$10.54658	$11.98217	531,417
01/01/2014 to 12/31/2014	$11.98217	$12.45210	481,989
01/01/2015 to 12/31/2015	$12.45210	$12.03872	380,225
01/01/2016 to 12/31/2016	$12.03872	$12.37664	335,978
01/01/2017 to 12/31/2017	$12.37664	$14.14380	347,883
01/01/2018 to 12/31/2018	$14.14380	$12.79863	244,793
AST J.P. Morgan International Equity Portfolio
05/01/2009 to 12/31/2009	$7.71329	$10.33368	40,215
01/01/2010 to 12/31/2010	$10.33368	$10.82050	80,230
01/01/2011 to 12/31/2011	$10.82050	$9.60488	59,517
01/01/2012 to 12/31/2012	$9.60488	$11.43995	66,146
01/01/2013 to 12/31/2013	$11.43995	$12.89430	71,291
01/01/2014 to 12/31/2014	$12.89430	$11.79623	66,023
01/01/2015 to 12/31/2015	$11.79623	$11.20321	56,919
01/01/2016 to 12/31/2016	$11.20321	$11.15796	49,632
01/01/2017 to 12/31/2017	$11.15796	$14.13314	47,920
01/01/2018 to 12/31/2018	$14.13314	$11.39475	33,060
AST J.P. Morgan Strategic Opportunities Portfolio
05/01/2009 to 12/31/2009	$9.48763	$10.96455	628,069
01/01/2010 to 12/31/2010	$10.96455	$11.49692	724,178
01/01/2011 to 12/31/2011	$11.49692	$11.25949	657,747
01/01/2012 to 12/31/2012	$11.25949	$12.17972	825,471
01/01/2013 to 12/31/2013	$12.17972	$13.21287	785,813
01/01/2014 to 12/31/2014	$13.21287	$13.61293	749,969
01/01/2015 to 12/31/2015	$13.61293	$13.27606	623,960
01/01/2016 to 12/31/2016	$13.27606	$13.46978	534,611
01/01/2017 to 12/31/2017	$13.46978	$14.75936	530,303
01/01/2018 to 12/31/2018	$14.75936	$13.67948	383,560
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08348	$10.28169	0
01/01/2010 to 12/31/2010	$10.28169	$11.18250	6,898
01/01/2011 to 12/31/2011	$11.18250	$10.99851	3,991
01/01/2012 to 12/31/2012	$10.99851	$12.37752	30,638
01/01/2013 to 12/31/2013	$12.37752	$16.50679	32,675
01/01/2014 to 12/31/2014	$16.50679	$17.66066	34,927
01/01/2015 to 12/31/2015	$17.66066	$19.09011	24,521
01/01/2016 to 12/31/2016	$19.09011	$18.37958	25,089
01/01/2017 to 12/31/2017	$18.37958	$24.39342	23,000
01/01/2018 to 12/31/2018	$24.39342	$23.44617	18,148
AST Loomis Sayles Large-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$7.01941	$8.90497	22,035
01/01/2010 to 12/31/2010	$8.90497	$10.41910	32,195
01/01/2011 to 12/31/2011	$10.41910	$10.08715	30,727
01/01/2012 to 12/31/2012	$10.08715	$11.06404	37,332
01/01/2013 to 12/31/2013	$11.06404	$14.76780	34,368
01/01/2014 to 12/31/2014	$14.76780	$15.95672	93,336
01/01/2015 to 12/31/2015	$15.95672	$17.16059	72,101
01/01/2016 to 12/31/2016	$17.16059	$17.70247	75,196
01/01/2017 to 12/31/2017	$17.70247	$23.00339	71,453
01/01/2018 to 12/31/2018	$23.00339	$21.86826	52,480

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Global Equity Portfolio
05/01/2009 to 12/31/2009	$8.45982	$11.20837	9,611
01/01/2010 to 12/31/2010	$11.20837	$12.27036	20,031
01/01/2011 to 12/31/2011	$12.27036	$11.61339	15,584
01/01/2012 to 12/31/2012	$11.61339	$13.96490	27,825
01/01/2013 to 12/31/2013	$13.96490	$17.41492	30,046
01/01/2014 to 12/31/2014	$17.41492	$17.63286	38,637
01/01/2015 to 12/31/2015	$17.63286	$16.97551	30,579
01/01/2016 to 12/31/2016	$16.97551	$17.76620	32,354
01/01/2017 to 12/31/2017	$17.76620	$21.49793	38,689
01/01/2018 to 12/31/2018	$21.49793	$18.99516	37,158
AST MFS Growth Portfolio
05/01/2009 to 12/31/2009	$8.05444	$9.74490	4,945
01/01/2010 to 12/31/2010	$9.74490	$10.73856	9,079
01/01/2011 to 12/31/2011	$10.73856	$10.43001	7,440
01/01/2012 to 12/31/2012	$10.43001	$11.93110	5,887
01/01/2013 to 12/31/2013	$11.93110	$15.93617	6,081
01/01/2014 to 12/31/2014	$15.93617	$16.92637	6,143
01/01/2015 to 12/31/2015	$16.92637	$17.73331	8,551
01/01/2016 to 12/31/2016	$17.73331	$17.65828	7,438
01/01/2017 to 12/31/2017	$17.65828	$22.55248	6,633
01/01/2018 to 12/31/2018	$22.55248	$22.50549	6,584
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99810	$10.17185	0
01/01/2013 to 12/31/2013	$10.17185	$13.36759	712
01/01/2014 to 12/31/2014	$13.36759	$14.39519	516
01/01/2015 to 12/31/2015	$14.39519	$13.96287	3,081
01/01/2016 to 12/31/2016	$13.96287	$15.47743	3,542
01/01/2017 to 12/31/2017	$15.47743	$17.74534	5,559
01/01/2018 to 12/31/2018	$17.74534	$15.57589	8,855
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
05/01/2009 to 12/31/2009	$6.77043	$9.15272	24,697
01/01/2010 to 12/31/2010	$9.15272	$11.03847	41,087
01/01/2011 to 12/31/2011	$11.03847	$10.51733	26,688
01/01/2012 to 12/31/2012	$10.51733	$12.03539	40,518
01/01/2013 to 12/31/2013	$12.03539	$16.69890	48,497
01/01/2014 to 12/31/2014	$16.69890	$18.64059	52,518
01/01/2015 to 12/31/2015	$18.64059	$17.18584	64,398
01/01/2016 to 12/31/2016	$17.18584	$19.85328	66,377
01/01/2017 to 12/31/2017	$19.85328	$22.07351	68,573
01/01/2018 to 12/31/2018	$22.07351	$18.01787	54,994
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99810	$10.27770	49,370
01/01/2013 to 12/31/2013	$10.27770	$11.94105	101,613
01/01/2014 to 12/31/2014	$11.94105	$12.26636	95,582
01/01/2015 to 12/31/2015	$12.26636	$11.83588	77,367
01/01/2016 to 12/31/2016	$11.83588	$12.06457	73,861
01/01/2017 to 12/31/2017	$12.06457	$13.73254	82,863
01/01/2018 to 12/31/2018	$13.73254	$12.30536	69,112

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Parametric Emerging Markets Equity Portfolio
05/01/2009 to 12/31/2009	$6.15323	$9.04108	55,402
01/01/2010 to 12/31/2010	$9.04108	$10.80079	76,512
01/01/2011 to 12/31/2011	$10.80079	$8.41374	50,301
01/01/2012 to 12/31/2012	$8.41374	$9.69414	54,593
01/01/2013 to 12/31/2013	$9.69414	$9.49268	54,655
01/01/2014 to 12/31/2014	$9.49268	$8.84038	55,555
01/01/2015 to 12/31/2015	$8.84038	$7.19247	46,187
01/01/2016 to 12/31/2016	$7.19247	$7.89648	61,401
01/01/2017 to 12/31/2017	$7.89648	$9.75083	68,302
01/01/2018 to 12/31/2018	$9.75083	$8.18757	52,458
AST Preservation Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$8.96659	$10.36969	3,494,528
01/01/2010 to 12/31/2010	$10.36969	$11.20278	4,162,296
01/01/2011 to 12/31/2011	$11.20278	$11.05498	3,947,323
01/01/2012 to 12/31/2012	$11.05498	$11.92123	4,105,553
01/01/2013 to 12/31/2013	$11.92123	$12.72044	3,667,513
01/01/2014 to 12/31/2014	$12.72044	$13.14612	3,360,846
01/01/2015 to 12/31/2015	$13.14612	$12.86271	2,973,746
01/01/2016 to 12/31/2016	$12.86271	$13.26247	2,748,665
01/01/2017 to 12/31/2017	$13.26247	$14.27144	2,507,203
01/01/2018 to 12/31/2018	$14.27144	$13.54601	2,026,788
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01801	$10.05918	0
01/01/2012 to 12/31/2012	$10.05918	$10.52644	10,736
01/01/2013 to 12/31/2013	$10.52644	$10.04686	12,575
01/01/2014 to 12/31/2014	$10.04686	$10.41113	25,331
01/01/2015 to 12/31/2015	$10.41113	$10.14477	35,243
01/01/2016 to 12/31/2016	$10.14477	$10.32962	43,692
01/01/2017 to 12/31/2017	$10.32962	$10.66542	76,725
01/01/2018 to 12/31/2018	$10.66542	$10.33440	67,013
AST Prudential Growth Allocation Portfolio
05/01/2009 to 12/31/2009	$6.65726	$8.09236	1,950,413
01/01/2010 to 12/31/2010	$8.09236	$9.41046	2,836,532
01/01/2011 to 12/31/2011	$9.41046	$8.62330	2,057,158
01/01/2012 to 12/31/2012	$8.62330	$9.51355	2,579,148
01/01/2013 to 12/31/2013	$9.51355	$10.87774	2,597,621
01/01/2014 to 12/31/2014	$10.87774	$11.60554	2,501,296
01/01/2015 to 12/31/2015	$11.60554	$11.26949	2,891,604
01/01/2016 to 12/31/2016	$11.26949	$12.12274	2,591,382
01/01/2017 to 12/31/2017	$12.12274	$13.75177	4,440,957
01/01/2018 to 12/31/2018	$13.75177	$12.41375	3,073,540
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99809	$11.62451	0
01/01/2014 to 12/31/2014	$11.62451	$13.08872	0
01/01/2015 to 12/31/2015	$13.08872	$12.98552	1,284
01/01/2016 to 12/31/2016	$12.98552	$14.06544	1,230
01/01/2017 to 12/31/2017	$14.06544	$16.68608	1,085
01/01/2018 to 12/31/2018	$16.68608	$15.13510	1,085

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST QMA US Equity Alpha Portfolio
05/01/2009 to 12/31/2009	$6.37411	$8.08794	2,415
01/01/2010 to 12/31/2010	$8.08794	$9.09147	11,783
01/01/2011 to 12/31/2011	$9.09147	$9.19011	10,286
01/01/2012 to 12/31/2012	$9.19011	$10.66725	26,669
01/01/2013 to 12/31/2013	$10.66725	$13.80222	27,143
01/01/2014 to 12/31/2014	$13.80222	$15.80658	29,255
01/01/2015 to 12/31/2015	$15.80658	$15.91914	32,672
01/01/2016 to 12/31/2016	$15.91914	$17.86365	31,875
01/01/2017 to 12/31/2017	$17.86365	$21.33842	32,057
01/01/2018 to 12/31/2018	$21.33842	$19.13276	24,906
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99809	$8.86065	0
01/01/2012 to 12/31/2012	$8.86065	$9.79586	0
01/01/2013 to 12/31/2013	$9.79586	$11.71463	0
01/01/2014 to 12/31/2014	$11.71463	$12.18966	0
01/01/2015 to 12/31/2015	$12.18966	$11.92765	0
01/01/2016 to 12/31/2016	$11.92765	$12.39126	0
01/01/2017 to 12/31/2017	$12.39126	$14.30991	0
01/01/2018 to 12/31/2018	$14.30991	$13.06699	0
AST RCM World Trends Portfolio
05/01/2009 to 12/31/2009	$7.42746	$8.81771	1,331,992
01/01/2010 to 12/31/2010	$8.81771	$9.64205	1,541,048
01/01/2011 to 12/31/2011	$9.64205	$9.24995	1,328,344
01/01/2012 to 12/31/2012	$9.24995	$9.96648	1,332,263
01/01/2013 to 12/31/2013	$9.96648	$10.94893	1,233,948
01/01/2014 to 12/31/2014	$10.94893	$11.24736	1,214,888
01/01/2015 to 12/31/2015	$11.24736	$10.97077	892,934
01/01/2016 to 12/31/2016	$10.97077	$11.23558	759,049
01/01/2017 to 12/31/2017	$11.23558	$12.76040	875,626
01/01/2018 to 12/31/2018	$12.76040	$11.48054	504,354
AST Small-Cap Growth Opportunities Portfolio
05/01/2009 to 12/31/2009	$7.12056	$9.24860	13,291
01/01/2010 to 12/31/2010	$9.24860	$11.97731	14,714
01/01/2011 to 12/31/2011	$11.97731	$10.16820	12,507
01/01/2012 to 12/31/2012	$10.16820	$11.92855	19,897
01/01/2013 to 12/31/2013	$11.92855	$16.41123	23,106
01/01/2014 to 12/31/2014	$16.41123	$16.82656	23,598
01/01/2015 to 12/31/2015	$16.82656	$16.65965	21,384
01/01/2016 to 12/31/2016	$16.65965	$17.53120	18,342
01/01/2017 to 12/31/2017	$17.53120	$21.87310	26,077
01/01/2018 to 12/31/2018	$21.87310	$19.05087	19,268
AST Small-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$6.55110	$8.58389	7,475
01/01/2010 to 12/31/2010	$8.58389	$11.44129	13,593
01/01/2011 to 12/31/2011	$11.44129	$11.06953	14,395
01/01/2012 to 12/31/2012	$11.06953	$12.13176	22,429
01/01/2013 to 12/31/2013	$12.13176	$16.02249	26,471
01/01/2014 to 12/31/2014	$16.02249	$16.25234	25,882
01/01/2015 to 12/31/2015	$16.25234	$16.00390	31,018
01/01/2016 to 12/31/2016	$16.00390	$17.52568	21,429
01/01/2017 to 12/31/2017	$17.52568	$21.21988	19,708
01/01/2018 to 12/31/2018	$21.21988	$18.98763	16,923

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Value Portfolio
05/01/2009 to 12/31/2009	$7.53328	$9.75803	8,423
01/01/2010 to 12/31/2010	$9.75803	$12.01245	13,701
01/01/2011 to 12/31/2011	$12.01245	$11.03554	11,981
01/01/2012 to 12/31/2012	$11.03554	$12.73983	13,455
01/01/2013 to 12/31/2013	$12.73983	$17.10295	14,519
01/01/2014 to 12/31/2014	$17.10295	$17.59056	14,722
01/01/2015 to 12/31/2015	$17.59056	$16.44591	11,355
01/01/2016 to 12/31/2016	$16.44591	$20.76201	19,627
01/01/2017 to 12/31/2017	$20.76201	$21.77700	22,561
01/01/2018 to 12/31/2018	$21.77700	$17.64141	19,711
AST T. Rowe Price Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$8.54115	$10.31836	713,198
01/01/2010 to 12/31/2010	$10.31836	$11.24440	1,121,419
01/01/2011 to 12/31/2011	$11.24440	$11.20462	974,269
01/01/2012 to 12/31/2012	$11.20462	$12.42437	1,249,134
01/01/2013 to 12/31/2013	$12.42437	$14.18257	1,335,103
01/01/2014 to 12/31/2014	$14.18257	$14.67176	1,306,134
01/01/2015 to 12/31/2015	$14.67176	$14.34086	1,666,248
01/01/2016 to 12/31/2016	$14.34086	$15.06940	1,620,453
01/01/2017 to 12/31/2017	$15.06940	$16.99289	1,644,886
01/01/2018 to 12/31/2018	$16.99289	$15.71621	1,177,808
AST T. Rowe Price Large-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$7.28717	$9.58786	32,361
01/01/2010 to 12/31/2010	$9.58786	$10.84896	54,510
01/01/2011 to 12/31/2011	$10.84896	$10.42050	32,934
01/01/2012 to 12/31/2012	$10.42050	$11.97100	51,939
01/01/2013 to 12/31/2013	$11.97100	$16.84560	50,813
01/01/2014 to 12/31/2014	$16.84560	$17.83237	62,494
01/01/2015 to 12/31/2015	$17.83237	$19.09260	69,005
01/01/2016 to 12/31/2016	$19.09260	$19.15862	52,994
01/01/2017 to 12/31/2017	$19.15862	$25.81228	50,537
01/01/2018 to 12/31/2018	$25.81228	$26.19134	98,951
AST T. Rowe Price Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$7.03025	$8.86726	8,484
01/01/2010 to 12/31/2010	$8.86726	$9.74163	3,574
01/01/2011 to 12/31/2011	$9.74163	$9.47142	5,605
01/01/2012 to 12/31/2012	$9.47142	$10.49380	14,299
01/01/2013 to 12/31/2013	$10.49380	$13.80352	13,124
01/01/2014 to 12/31/2014	$13.80352	$13.69665	12,818
01/01/2015 to 12/31/2015	$13.69665	$12.57065	10,131
01/01/2016 to 12/31/2016	$12.57065	$13.03548	8,830
01/01/2017 to 12/31/2017	$13.03548	$14.84530	9,819
01/01/2018 to 12/31/2018	$14.84530	$13.09426	6,079
AST T. Rowe Price Natural Resources Portfolio
05/01/2009 to 12/31/2009	$9.70240	$12.93549	73,664
01/01/2010 to 12/31/2010	$12.93549	$15.22376	126,830
01/01/2011 to 12/31/2011	$15.22376	$12.65564	97,965
01/01/2012 to 12/31/2012	$12.65564	$12.81165	135,945
01/01/2013 to 12/31/2013	$12.81165	$14.44278	121,010
01/01/2014 to 12/31/2014	$14.44278	$12.93120	113,122
01/01/2015 to 12/31/2015	$12.93120	$10.20163	103,589
01/01/2016 to 12/31/2016	$10.20163	$12.42155	149,759
01/01/2017 to 12/31/2017	$12.42155	$13.38801	144,276
01/01/2018 to 12/31/2018	$13.38801	$10.90064	79,881

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Templeton Global Bond Portfolio
05/01/2009 to 12/31/2009	$9.86104	$10.91472	29,565
01/01/2010 to 12/31/2010	$10.91472	$11.27667	44,913
01/01/2011 to 12/31/2011	$11.27667	$11.47253	44,268
01/01/2012 to 12/31/2012	$11.47253	$11.79435	48,601
01/01/2013 to 12/31/2013	$11.79435	$11.09100	29,666
01/01/2014 to 12/31/2014	$11.09100	$10.89663	31,477
01/01/2015 to 12/31/2015	$10.89663	$10.15474	27,310
01/01/2016 to 12/31/2016	$10.15474	$10.35440	25,577
01/01/2017 to 12/31/2017	$10.35440	$10.32372	22,835
01/01/2018 to 12/31/2018	$10.32372	$10.28693	9,233
AST WEDGE Capital Mid-Cap Value Portfolio
05/01/2009 to 12/31/2009	$7.15365	$9.46381	8,801
01/01/2010 to 12/31/2010	$9.46381	$11.42956	11,219
01/01/2011 to 12/31/2011	$11.42956	$10.78208	8,336
01/01/2012 to 12/31/2012	$10.78208	$12.47352	13,784
01/01/2013 to 12/31/2013	$12.47352	$16.13772	15,479
01/01/2014 to 12/31/2014	$16.13772	$18.12745	14,714
01/01/2015 to 12/31/2015	$18.12745	$16.54068	13,263
01/01/2016 to 12/31/2016	$16.54068	$18.42373	18,589
01/01/2017 to 12/31/2017	$18.42373	$21.33768	18,574
01/01/2018 to 12/31/2018	$21.33768	$17.40005	16,987
AST Wellington Management Hedged Equity Portfolio
05/01/2009 to 12/31/2009	$6.74865	$8.54740	170,491
01/01/2010 to 12/31/2010	$8.54740	$9.57358	155,762
01/01/2011 to 12/31/2011	$9.57358	$9.03083	134,788
01/01/2012 to 12/31/2012	$9.03083	$9.79434	174,625
01/01/2013 to 12/31/2013	$9.79434	$11.53150	254,844
01/01/2014 to 12/31/2014	$11.53150	$11.88693	300,394
01/01/2015 to 12/31/2015	$11.88693	$11.54048	245,006
01/01/2016 to 12/31/2016	$11.54048	$12.01186	227,616
01/01/2017 to 12/31/2017	$12.01186	$13.33218	152,905
01/01/2018 to 12/31/2018	$13.33218	$12.37354	124,521
AST Western Asset Core Plus Bond Portfolio
05/01/2009 to 12/31/2009	$9.36719	$10.07192	80,753
01/01/2010 to 12/31/2010	$10.07192	$10.60805	137,974
01/01/2011 to 12/31/2011	$10.60805	$10.98935	114,585
01/01/2012 to 12/31/2012	$10.98935	$11.57971	143,134
01/01/2013 to 12/31/2013	$11.57971	$11.14492	161,646
01/01/2014 to 12/31/2014	$11.14492	$11.67273	145,509
01/01/2015 to 12/31/2015	$11.67273	$11.54569	169,536
01/01/2016 to 12/31/2016	$11.54569	$11.86218	150,743
01/01/2017 to 12/31/2017	$11.86218	$12.32166	172,125
01/01/2018 to 12/31/2018	$12.32166	$11.76469	158,623
*Denotes the start date of these sub-accounts

PREMIER X SERIES
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: With Combo 5%/HAV and HD GRO (2.40%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.75760	$9.42115	616,961
01/01/2010 to 12/31/2010	$9.42115	$10.30116	565,969
01/01/2011 to 12/31/2011	$10.30116	$9.79264	524,219
01/01/2012 to 12/31/2012	$9.79264	$10.76451	471,350
01/01/2013 to 12/31/2013	$10.76451	$11.56075	369,092
01/01/2014 to 12/31/2014	$11.56075	$11.72090	383,115
01/01/2015 to 12/31/2015	$11.72090	$11.07767	362,853
01/01/2016 to 12/31/2016	$11.07767	$11.50410	326,170
01/01/2017 to 12/31/2017	$11.50410	$12.64911	306,350
01/01/2018 to 12/31/2018	$12.64911	$11.34612	261,862
AST Advanced Strategies Portfolio
01/01/2009 to 12/31/2009	$7.76986	$9.57583	289,003
01/01/2010 to 12/31/2010	$9.57583	$10.63329	255,612
01/01/2011 to 12/31/2011	$10.63329	$10.39610	272,182
01/01/2012 to 12/31/2012	$10.39610	$11.53773	243,812
01/01/2013 to 12/31/2013	$11.53773	$13.13292	210,107
01/01/2014 to 12/31/2014	$13.13292	$13.60848	197,215
01/01/2015 to 12/31/2015	$13.60848	$13.39619	176,651
01/01/2016 to 12/31/2016	$13.39619	$14.01271	163,211
01/01/2017 to 12/31/2017	$14.01271	$16.00163	155,178
01/01/2018 to 12/31/2018	$16.00163	$14.70474	145,261
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99805	$11.58127	0
01/01/2014 to 12/31/2014	$11.58127	$12.79927	0
01/01/2015 to 12/31/2015	$12.79927	$12.71503	0
01/01/2016 to 12/31/2016	$12.71503	$13.74682	0
01/01/2017 to 12/31/2017	$13.74682	$16.39734	0
01/01/2018 to 12/31/2018	$16.39734	$14.70858	0
AST Balanced Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.02434	$9.66193	333,234
01/01/2010 to 12/31/2010	$9.66193	$10.59745	332,987
01/01/2011 to 12/31/2011	$10.59745	$10.22361	266,005
01/01/2012 to 12/31/2012	$10.22361	$11.22915	258,173
01/01/2013 to 12/31/2013	$11.22915	$12.90130	184,458
01/01/2014 to 12/31/2014	$12.90130	$13.42061	230,262
01/01/2015 to 12/31/2015	$13.42061	$13.16849	194,432
01/01/2016 to 12/31/2016	$13.16849	$13.67054	163,879
01/01/2017 to 12/31/2017	$13.67054	$15.34109	168,038
01/01/2018 to 12/31/2018	$15.34109	$14.24045	72,356
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99740	$9.12279	14,484
01/01/2012 to 12/31/2012	$9.12279	$9.96837	26,703
01/01/2013 to 12/31/2013	$9.96837	$10.79132	25,560
01/01/2014 to 12/31/2014	$10.79132	$11.05428	25,126
01/01/2015 to 12/31/2015	$11.05428	$10.47127	21,641
01/01/2016 to 12/31/2016	$10.47127	$10.93824	21,304
01/01/2017 to 12/31/2017	$10.93824	$12.02983	20,947
01/01/2018 to 12/31/2018	$12.02983	$11.12628	20,385

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Low Duration Bond Portfolio
01/01/2009 to 12/31/2009	$10.43883	$11.23700	3,566
01/01/2010 to 12/31/2010	$11.23700	$11.40142	846
01/01/2011 to 12/31/2011	$11.40142	$11.38492	1,010
01/01/2012 to 12/31/2012	$11.38492	$11.63966	965
01/01/2013 to 12/31/2013	$11.63966	$11.11978	186
01/01/2014 to 12/31/2014	$11.11978	$10.84865	452
01/01/2015 to 12/31/2015	$10.84865	$10.64555	266
01/01/2016 to 12/31/2016	$10.64555	$10.56686	112
01/01/2017 to 12/31/2017	$10.56686	$10.49555	0
01/01/2018 to 12/31/2018	$10.49555	$10.32460	0
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2009 to 12/31/2009	$10.35148	$11.77952	10,151
01/01/2010 to 12/31/2010	$11.77952	$12.39127	3,248
01/01/2011 to 12/31/2011	$12.39127	$12.48599	4,390
01/01/2012 to 12/31/2012	$12.48599	$13.32948	4,405
01/01/2013 to 12/31/2013	$13.32948	$12.77783	1,080
01/01/2014 to 12/31/2014	$12.77783	$13.00620	2,516
01/01/2015 to 12/31/2015	$13.00620	$12.43352	1,454
01/01/2016 to 12/31/2016	$12.43352	$12.65603	680
01/01/2017 to 12/31/2017	$12.65603	$12.89918	1,174
01/01/2018 to 12/31/2018	$12.89918	$12.51202	160
AST Bond Portfolio 2018
01/01/2009 to 12/31/2009	$11.97274	$10.98462	342,797
01/01/2010 to 12/31/2010	$10.98462	$11.92705	261,756
01/01/2011 to 12/31/2011	$11.92705	$13.22971	191,819
01/01/2012 to 12/31/2012	$13.22971	$13.65761	148,359
01/01/2013 to 12/31/2013	$13.65761	$12.91825	107,796
01/01/2014 to 12/31/2014	$12.91825	$12.95134	99,086
01/01/2015 to 12/31/2015	$12.95134	$12.75029	98,291
01/01/2016 to 12/31/2016	$12.75029	$12.65246	82,277
01/01/2017 to 12/31/2017	$12.65246	$12.44454	74,544
01/01/2018 to 12/31/2018	$12.44454	$12.24344	0
AST Bond Portfolio 2019
01/01/2009 to 12/31/2009	$12.04125	$10.85345	253,000
01/01/2010 to 12/31/2010	$10.85345	$11.80330	210,133
01/01/2011 to 12/31/2011	$11.80330	$13.36844	140,793
01/01/2012 to 12/31/2012	$13.36844	$13.81956	64,500
01/01/2013 to 12/31/2013	$13.81956	$12.84354	49,270
01/01/2014 to 12/31/2014	$12.84354	$13.07734	47,069
01/01/2015 to 12/31/2015	$13.07734	$12.90758	44,595
01/01/2016 to 12/31/2016	$12.90758	$12.78798	26,876
01/01/2017 to 12/31/2017	$12.78798	$12.58395	20,396
01/01/2018 to 12/31/2018	$12.58395	$12.35687	16,971
AST Bond Portfolio 2020
01/02/2009* to 12/31/2009	$9.99870	$8.74021	42,565
01/01/2010 to 12/31/2010	$8.74021	$9.54633	136,544
01/01/2011 to 12/31/2011	$9.54633	$11.06416	15,959
01/01/2012 to 12/31/2012	$11.06416	$11.48725	5,759
01/01/2013 to 12/31/2013	$11.48725	$10.48701	0
01/01/2014 to 12/31/2014	$10.48701	$10.87196	0
01/01/2015 to 12/31/2015	$10.87196	$10.77923	0
01/01/2016 to 12/31/2016	$10.77923	$10.73302	0
01/01/2017 to 12/31/2017	$10.73302	$10.57479	0
01/01/2018 to 12/31/2018	$10.57479	$10.35583	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$9.99740	$10.94733	321,734
01/01/2011 to 12/31/2011	$10.94733	$12.86160	271,018
01/01/2012 to 12/31/2012	$12.86160	$13.41290	61,285
01/01/2013 to 12/31/2013	$13.41290	$12.18147	0
01/01/2014 to 12/31/2014	$12.18147	$12.80957	0
01/01/2015 to 12/31/2015	$12.80957	$12.73236	0
01/01/2016 to 12/31/2016	$12.73236	$12.68746	0
01/01/2017 to 12/31/2017	$12.68746	$12.58661	0
01/01/2018 to 12/31/2018	$12.58661	$12.29836	0
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99805	$11.95414	267,826
01/01/2012 to 12/31/2012	$11.95414	$12.35609	378,181
01/01/2013 to 12/31/2013	$12.35609	$10.89052	0
01/01/2014 to 12/31/2014	$10.89052	$11.73807	0
01/01/2015 to 12/31/2015	$11.73807	$11.70319	0
01/01/2016 to 12/31/2016	$11.70319	$11.63822	0
01/01/2017 to 12/31/2017	$11.63822	$11.54441	0
01/01/2018 to 12/31/2018	$11.54441	$11.25576	16,701
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99741	$10.34131	191,258
01/01/2013 to 12/31/2013	$10.34131	$9.06883	633,312
01/01/2014 to 12/31/2014	$9.06883	$9.97388	322,215
01/01/2015 to 12/31/2015	$9.97388	$10.00385	85,634
01/01/2016 to 12/31/2016	$10.00385	$9.95659	80,949
01/01/2017 to 12/31/2017	$9.95659	$9.88872	73,736
01/01/2018 to 12/31/2018	$9.88872	$9.63030	77,943
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99870	$8.70101	764,697
01/01/2014 to 12/31/2014	$8.70101	$9.73699	307,198
01/01/2015 to 12/31/2015	$9.73699	$9.77888	46,319
01/01/2016 to 12/31/2016	$9.77888	$9.73222	42,807
01/01/2017 to 12/31/2017	$9.73222	$9.66461	29,838
01/01/2018 to 12/31/2018	$9.66461	$9.37614	17,382
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99870	$11.24037	239,532
01/01/2015 to 12/31/2015	$11.24037	$11.19624	752,149
01/01/2016 to 12/31/2016	$11.19624	$11.20465	0
01/01/2017 to 12/31/2017	$11.20465	$11.14291	0
01/01/2018 to 12/31/2018	$11.14291	$10.80029	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99870	$9.88280	142,665
01/01/2016 to 12/31/2016	$9.88280	$9.85215	377,583
01/01/2017 to 12/31/2017	$9.85215	$9.85478	256,302
01/01/2018 to 12/31/2018	$9.85478	$9.52253	311,567
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	$9.99741	$9.82484	850,575
01/01/2017 to 12/31/2017	$9.82484	$9.85277	654,086
01/01/2018 to 12/31/2018	$9.85277	$9.49948	736,808
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	$9.99740	$9.98114	0
01/01/2018 to 12/31/2018	$9.98114	$9.54559	9,314
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	$9.99740	$9.60807	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Capital Growth Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.55860	$9.25117	1,085,202
01/01/2010 to 12/31/2010	$9.25117	$10.24289	916,818
01/01/2011 to 12/31/2011	$10.24289	$9.76047	877,706
01/01/2012 to 12/31/2012	$9.76047	$10.83930	826,307
01/01/2013 to 12/31/2013	$10.83930	$12.98607	698,638
01/01/2014 to 12/31/2014	$12.98607	$13.56875	693,405
01/01/2015 to 12/31/2015	$13.56875	$13.32137	588,204
01/01/2016 to 12/31/2016	$13.32137	$13.89920	537,910
01/01/2017 to 12/31/2017	$13.89920	$16.00271	532,445
01/01/2018 to 12/31/2018	$16.00271	$14.65395	471,305
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99805	$11.59271	0
01/01/2014 to 12/31/2014	$11.59271	$12.86175	1,718
01/01/2015 to 12/31/2015	$12.86175	$12.11165	1,044
01/01/2016 to 12/31/2016	$12.11165	$13.59022	937
01/01/2017 to 12/31/2017	$13.59022	$15.71511	1,017
01/01/2018 to 12/31/2018	$15.71511	$14.61347	405
AST Cohen & Steers Realty Portfolio
01/01/2009 to 12/31/2009	$7.90995	$10.19073	8,670
01/01/2010 to 12/31/2010	$10.19073	$12.80753	3,505
01/01/2011 to 12/31/2011	$12.80753	$13.33217	3,211
01/01/2012 to 12/31/2012	$13.33217	$15.01728	3,941
01/01/2013 to 12/31/2013	$15.01728	$15.12482	604
01/01/2014 to 12/31/2014	$15.12482	$19.33649	3,280
01/01/2015 to 12/31/2015	$19.33649	$19.79807	1,453
01/01/2016 to 12/31/2016	$19.79807	$20.26624	547
01/01/2017 to 12/31/2017	$20.26624	$21.02858	610
01/01/2018 to 12/31/2018	$21.02858	$19.55657	7
AST Fidelity Institutional AM® Quantitative Portfolio
formerly,AST FI Pyramis® Quantitative Portfolio
01/01/2009 to 12/31/2009	$7.13527	$8.63008	113,426
01/01/2010 to 12/31/2010	$8.63008	$9.63844	60,833
01/01/2011 to 12/31/2011	$9.63844	$9.27120	70,464
01/01/2012 to 12/31/2012	$9.27120	$10.01640	63,222
01/01/2013 to 12/31/2013	$10.01640	$11.22551	44,638
01/01/2014 to 12/31/2014	$11.22551	$11.30784	47,803
01/01/2015 to 12/31/2015	$11.30784	$11.15218	38,006
01/01/2016 to 12/31/2016	$11.15218	$11.35465	32,407
01/01/2017 to 12/31/2017	$11.35465	$12.91589	30,833
01/01/2018 to 12/31/2018	$12.91589	$11.63470	26,095
AST Global Real Estate Portfolio
01/01/2009 to 12/31/2009	$6.09375	$8.03953	634
01/01/2010 to 12/31/2010	$8.03953	$9.43708	249
01/01/2011 to 12/31/2011	$9.43708	$8.75182	338
01/01/2012 to 12/31/2012	$8.75182	$10.83725	906
01/01/2013 to 12/31/2013	$10.83725	$11.04335	249
01/01/2014 to 12/31/2014	$11.04335	$12.28611	760
01/01/2015 to 12/31/2015	$12.28611	$11.98737	214
01/01/2016 to 12/31/2016	$11.98737	$11.81190	93
01/01/2017 to 12/31/2017	$11.81190	$12.79158	215
01/01/2018 to 12/31/2018	$12.79158	$11.90186	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.94919	$8.08841	2,100
01/01/2010 to 12/31/2010	$8.08841	$8.91678	1,081
01/01/2011 to 12/31/2011	$8.91678	$8.22741	1,036
01/01/2012 to 12/31/2012	$8.22741	$9.61437	942
01/01/2013 to 12/31/2013	$9.61437	$12.53839	188
01/01/2014 to 12/31/2014	$12.53839	$13.85256	853
01/01/2015 to 12/31/2015	$13.85256	$12.90268	1,865
01/01/2016 to 12/31/2016	$12.90268	$14.05531	1,332
01/01/2017 to 12/31/2017	$14.05531	$15.06467	1,451
01/01/2018 to 12/31/2018	$15.06467	$13.45526	507
AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$7.35455	$11.28278	6,861
01/01/2010 to 12/31/2010	$11.28278	$13.20290	1,484
01/01/2011 to 12/31/2011	$13.20290	$12.50997	421
01/01/2012 to 12/31/2012	$12.50997	$14.61247	613
01/01/2013 to 12/31/2013	$14.61247	$18.86385	177
01/01/2014 to 12/31/2014	$18.86385	$20.54525	294
01/01/2015 to 12/31/2015	$20.54525	$18.92287	181
01/01/2016 to 12/31/2016	$18.92287	$18.78429	88
01/01/2017 to 12/31/2017	$18.78429	$23.31518	192
01/01/2018 to 12/31/2018	$23.31518	$21.77558	19
AST Goldman Sachs Multi-Asset Portfolio
01/01/2009 to 12/31/2009	$7.57974	$9.13296	39,937
01/01/2010 to 12/31/2010	$9.13296	$9.95339	15,978
01/01/2011 to 12/31/2011	$9.95339	$9.67119	14,067
01/01/2012 to 12/31/2012	$9.67119	$10.40086	14,865
01/01/2013 to 12/31/2013	$10.40086	$11.15460	1,033
01/01/2014 to 12/31/2014	$11.15460	$11.33341	2,898
01/01/2015 to 12/31/2015	$11.33341	$10.96706	2,031
01/01/2016 to 12/31/2016	$10.96706	$11.27351	964
01/01/2017 to 12/31/2017	$11.27351	$12.36236	1,281
01/01/2018 to 12/31/2018	$12.36236	$11.21889	910
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.61489	$9.43289	1,519
01/01/2010 to 12/31/2010	$9.43289	$11.67774	812
01/01/2011 to 12/31/2011	$11.67774	$11.55295	525
01/01/2012 to 12/31/2012	$11.55295	$13.05185	136
01/01/2013 to 12/31/2013	$13.05185	$17.69313	59
01/01/2014 to 12/31/2014	$17.69313	$18.52211	54
01/01/2015 to 12/31/2015	$18.52211	$17.09407	28
01/01/2016 to 12/31/2016	$17.09407	$20.75308	21
01/01/2017 to 12/31/2017	$20.75308	$22.73824	293
01/01/2018 to 12/31/2018	$22.73824	$19.07949	156
AST Government Money Market Portfolio
01/01/2009 to 12/31/2009	$10.41951	$10.20039	15,466
01/01/2010 to 12/31/2010	$10.20039	$9.96381	7,396
01/01/2011 to 12/31/2011	$9.96381	$9.73281	7,547
01/01/2012 to 12/31/2012	$9.73281	$9.50507	7,083
01/01/2013 to 12/31/2013	$9.50507	$9.28223	1,451
01/01/2014 to 12/31/2014	$9.28223	$9.06470	6,611
01/01/2015 to 12/31/2015	$9.06470	$8.85208	4,632
01/01/2016 to 12/31/2016	$8.85208	$8.64524	814
01/01/2017 to 12/31/2017	$8.64524	$8.47184	235
01/01/2018 to 12/31/2018	$8.47184	$8.37972	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST High Yield Portfolio
01/01/2009 to 12/31/2009	$7.68488	$10.17299	4,020
01/01/2010 to 12/31/2010	$10.17299	$11.27582	2,520
01/01/2011 to 12/31/2011	$11.27582	$11.36141	2,172
01/01/2012 to 12/31/2012	$11.36141	$12.63400	1,058
01/01/2013 to 12/31/2013	$12.63400	$13.22374	328
01/01/2014 to 12/31/2014	$13.22374	$13.24410	856
01/01/2015 to 12/31/2015	$13.24410	$12.47275	132
01/01/2016 to 12/31/2016	$12.47275	$14.05647	69
01/01/2017 to 12/31/2017	$14.05647	$14.75349	113
01/01/2018 to 12/31/2018	$14.75349	$14.11967	0
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.57126	$7.66428	198
01/01/2010 to 12/31/2010	$7.66428	$8.46960	148
01/01/2011 to 12/31/2011	$8.46960	$7.92531	252
01/01/2012 to 12/31/2012	$7.92531	$9.04621	1,161
01/01/2013 to 12/31/2013	$9.04621	$12.35572	404
01/01/2014 to 12/31/2014	$12.35572	$13.72490	918
01/01/2015 to 12/31/2015	$13.72490	$12.35290	293
01/01/2016 to 12/31/2016	$12.35290	$14.46309	152
01/01/2017 to 12/31/2017	$14.46309	$16.83611	359
01/01/2018 to 12/31/2018	$16.83611	$14.11270	206
AST International Growth Portfolio
01/01/2009 to 12/31/2009	$5.96394	$7.87947	939
01/01/2010 to 12/31/2010	$7.87947	$8.81046	857
01/01/2011 to 12/31/2011	$8.81046	$7.49214	840
01/01/2012 to 12/31/2012	$7.49214	$8.80639	1,403
01/01/2013 to 12/31/2013	$8.80639	$10.23888	477
01/01/2014 to 12/31/2014	$10.23888	$9.44636	1,209
01/01/2015 to 12/31/2015	$9.44636	$9.51530	117
01/01/2016 to 12/31/2016	$9.51530	$8.94166	30
01/01/2017 to 12/31/2017	$8.94166	$11.82643	0
01/01/2018 to 12/31/2018	$11.82643	$10.00823	0
AST International Value Portfolio
01/01/2009 to 12/31/2009	$6.80473	$8.67192	352
01/01/2010 to 12/31/2010	$8.67192	$9.40731	294
01/01/2011 to 12/31/2011	$9.40731	$8.03400	651
01/01/2012 to 12/31/2012	$8.03400	$9.15374	1,569
01/01/2013 to 12/31/2013	$9.15374	$10.67949	657
01/01/2014 to 12/31/2014	$10.67949	$9.73007	1,324
01/01/2015 to 12/31/2015	$9.73007	$9.57964	491
01/01/2016 to 12/31/2016	$9.57964	$9.40981	283
01/01/2017 to 12/31/2017	$9.40981	$11.28629	691
01/01/2018 to 12/31/2018	$11.28629	$9.24199	160
AST J.P. Morgan Global Thematic Portfolio
01/01/2009 to 12/31/2009	$7.10587	$8.78979	22,236
01/01/2010 to 12/31/2010	$8.78979	$9.76990	14,152
01/01/2011 to 12/31/2011	$9.76990	$9.48685	15,328
01/01/2012 to 12/31/2012	$9.48685	$10.52253	15,130
01/01/2013 to 12/31/2013	$10.52253	$11.94908	1,953
01/01/2014 to 12/31/2014	$11.94908	$12.41164	5,316
01/01/2015 to 12/31/2015	$12.41164	$11.99374	3,530
01/01/2016 to 12/31/2016	$11.99374	$12.32440	1,655
01/01/2017 to 12/31/2017	$12.32440	$14.07714	3,414
01/01/2018 to 12/31/2018	$14.07714	$12.73202	1,442

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan International Equity Portfolio
01/01/2009 to 12/31/2009	$7.76920	$10.30935	1,547
01/01/2010 to 12/31/2010	$10.30935	$10.78967	1,698
01/01/2011 to 12/31/2011	$10.78967	$9.57288	1,602
01/01/2012 to 12/31/2012	$9.57288	$11.39642	3,118
01/01/2013 to 12/31/2013	$11.39642	$12.83891	366
01/01/2014 to 12/31/2014	$12.83891	$11.73973	1,008
01/01/2015 to 12/31/2015	$11.73973	$11.14411	444
01/01/2016 to 12/31/2016	$11.14411	$11.09379	151
01/01/2017 to 12/31/2017	$11.09379	$14.04501	325
01/01/2018 to 12/31/2018	$14.04501	$11.31812	0
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2009 to 12/31/2009	$9.17983	$10.93860	69,886
01/01/2010 to 12/31/2010	$10.93860	$11.46408	48,964
01/01/2011 to 12/31/2011	$11.46408	$11.22194	51,363
01/01/2012 to 12/31/2012	$11.22194	$12.13323	54,810
01/01/2013 to 12/31/2013	$12.13323	$13.15612	34,723
01/01/2014 to 12/31/2014	$13.15612	$13.54784	40,934
01/01/2015 to 12/31/2015	$13.54784	$13.20605	38,748
01/01/2016 to 12/31/2016	$13.20605	$13.39226	33,430
01/01/2017 to 12/31/2017	$13.39226	$14.66733	36,596
01/01/2018 to 12/31/2018	$14.66733	$13.58754	30,103
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08344	$10.28106	0
01/01/2010 to 12/31/2010	$10.28106	$11.17641	0
01/01/2011 to 12/31/2011	$11.17641	$10.98718	0
01/01/2012 to 12/31/2012	$10.98718	$12.35872	0
01/01/2013 to 12/31/2013	$12.35872	$16.47370	0
01/01/2014 to 12/31/2014	$16.47370	$17.61656	0
01/01/2015 to 12/31/2015	$17.61656	$19.03320	0
01/01/2016 to 12/31/2016	$19.03320	$18.31588	0
01/01/2017 to 12/31/2017	$18.31588	$24.29705	167
01/01/2018 to 12/31/2018	$24.29705	$23.34210	88
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$7.01082	$8.88395	468
01/01/2010 to 12/31/2010	$8.88395	$10.38934	368
01/01/2011 to 12/31/2011	$10.38934	$10.05351	623
01/01/2012 to 12/31/2012	$10.05351	$11.02169	1,769
01/01/2013 to 12/31/2013	$11.02169	$14.70413	996
01/01/2014 to 12/31/2014	$14.70413	$15.88010	4,971
01/01/2015 to 12/31/2015	$15.88010	$17.06978	2,930
01/01/2016 to 12/31/2016	$17.06978	$17.60021	556
01/01/2017 to 12/31/2017	$17.60021	$22.85947	943
01/01/2018 to 12/31/2018	$22.85947	$21.72076	524
AST MFS Global Equity Portfolio
01/01/2009 to 12/31/2009	$8.70708	$11.18206	1,357
01/01/2010 to 12/31/2010	$11.18206	$12.23557	355
01/01/2011 to 12/31/2011	$12.23557	$11.57485	1,184
01/01/2012 to 12/31/2012	$11.57485	$13.91170	1,431
01/01/2013 to 12/31/2013	$13.91170	$17.34006	567
01/01/2014 to 12/31/2014	$17.34006	$17.54837	1,262
01/01/2015 to 12/31/2015	$17.54837	$16.88583	579
01/01/2016 to 12/31/2016	$16.88583	$17.66376	372
01/01/2017 to 12/31/2017	$17.66376	$21.36357	878
01/01/2018 to 12/31/2018	$21.36357	$18.86723	503

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Portfolio
01/01/2009 to 12/31/2009	$8.00884	$9.72195	272
01/01/2010 to 12/31/2010	$9.72195	$10.70795	221
01/01/2011 to 12/31/2011	$10.70795	$10.39520	227
01/01/2012 to 12/31/2012	$10.39520	$11.88543	2,247
01/01/2013 to 12/31/2013	$11.88543	$15.86746	1,039
01/01/2014 to 12/31/2014	$15.86746	$16.84521	2,218
01/01/2015 to 12/31/2015	$16.84521	$17.63956	983
01/01/2016 to 12/31/2016	$17.63956	$17.55627	117
01/01/2017 to 12/31/2017	$17.55627	$22.41115	271
01/01/2018 to 12/31/2018	$22.41115	$22.35341	0
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99806	$10.17007	0
01/01/2013 to 12/31/2013	$10.17007	$13.35869	0
01/01/2014 to 12/31/2014	$13.35869	$14.37859	0
01/01/2015 to 12/31/2015	$14.37859	$13.94007	0
01/01/2016 to 12/31/2016	$13.94007	$15.44460	0
01/01/2017 to 12/31/2017	$15.44460	$17.69895	138
01/01/2018 to 12/31/2018	$17.69895	$15.52761	72
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.64824	$9.13115	581
01/01/2010 to 12/31/2010	$9.13115	$11.00702	434
01/01/2011 to 12/31/2011	$11.00702	$10.48229	501
01/01/2012 to 12/31/2012	$10.48229	$11.98952	446
01/01/2013 to 12/31/2013	$11.98952	$16.62711	243
01/01/2014 to 12/31/2014	$16.62711	$18.55123	458
01/01/2015 to 12/31/2015	$18.55123	$17.09517	306
01/01/2016 to 12/31/2016	$17.09517	$19.73901	106
01/01/2017 to 12/31/2017	$19.73901	$21.93582	254
01/01/2018 to 12/31/2018	$21.93582	$17.89673	141
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99806	$10.27427	0
01/01/2013 to 12/31/2013	$10.27427	$11.93134	24,783
01/01/2014 to 12/31/2014	$11.93134	$12.25039	23,051
01/01/2015 to 12/31/2015	$12.25039	$11.81473	23,051
01/01/2016 to 12/31/2016	$11.81473	$12.03704	23,051
01/01/2017 to 12/31/2017	$12.03704	$13.69444	23,051
01/01/2018 to 12/31/2018	$13.69444	$12.26518	22,177
AST Parametric Emerging Markets Equity Portfolio
01/01/2009 to 12/31/2009	$5.55599	$9.03476	6,027
01/01/2010 to 12/31/2010	$9.03476	$10.78803	3,932
01/01/2011 to 12/31/2011	$10.78803	$8.39970	3,195
01/01/2012 to 12/31/2012	$8.39970	$9.67324	4,834
01/01/2013 to 12/31/2013	$9.67324	$9.46757	861
01/01/2014 to 12/31/2014	$9.46757	$8.81265	3,427
01/01/2015 to 12/31/2015	$8.81265	$7.16639	1,963
01/01/2016 to 12/31/2016	$7.16639	$7.86389	986
01/01/2017 to 12/31/2017	$7.86389	$9.70594	1,991
01/01/2018 to 12/31/2018	$9.70594	$8.14591	647

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Preservation Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.82842	$10.34895	473,341
01/01/2010 to 12/31/2010	$10.34895	$11.17484	323,575
01/01/2011 to 12/31/2011	$11.17484	$11.02215	370,598
01/01/2012 to 12/31/2012	$11.02215	$11.88005	385,498
01/01/2013 to 12/31/2013	$11.88005	$12.67036	338,517
01/01/2014 to 12/31/2014	$12.67036	$13.08808	324,017
01/01/2015 to 12/31/2015	$13.08808	$12.79957	298,301
01/01/2016 to 12/31/2016	$12.79957	$13.19084	239,021
01/01/2017 to 12/31/2017	$13.19084	$14.18755	225,713
01/01/2018 to 12/31/2018	$14.18755	$13.45968	196,096
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01797	$10.05834	0
01/01/2012 to 12/31/2012	$10.05834	$10.52055	0
01/01/2013 to 12/31/2013	$10.52055	$10.03630	0
01/01/2014 to 12/31/2014	$10.03630	$10.39519	0
01/01/2015 to 12/31/2015	$10.39519	$10.12429	0
01/01/2016 to 12/31/2016	$10.12429	$10.30370	0
01/01/2017 to 12/31/2017	$10.30370	$10.63350	0
01/01/2018 to 12/31/2018	$10.63350	$10.29833	0
AST Prudential Growth Allocation Portfolio
01/01/2009 to 12/31/2009	$6.56573	$8.07740	329,270
01/01/2010 to 12/31/2010	$8.07740	$9.38845	220,875
01/01/2011 to 12/31/2011	$9.38845	$8.59890	216,302
01/01/2012 to 12/31/2012	$8.59890	$9.48199	193,691
01/01/2013 to 12/31/2013	$9.48199	$10.83639	156,305
01/01/2014 to 12/31/2014	$10.83639	$11.55577	169,337
01/01/2015 to 12/31/2015	$11.55577	$11.21575	187,227
01/01/2016 to 12/31/2016	$11.21575	$12.05904	161,439
01/01/2017 to 12/31/2017	$12.05904	$13.67287	253,835
01/01/2018 to 12/31/2018	$13.67287	$12.33650	194,475
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99805	$11.62060	0
01/01/2014 to 12/31/2014	$11.62060	$13.07806	0
01/01/2015 to 12/31/2015	$13.07806	$12.96859	0
01/01/2016 to 12/31/2016	$12.96859	$14.04025	0
01/01/2017 to 12/31/2017	$14.04025	$16.64817	0
01/01/2018 to 12/31/2018	$16.64817	$15.09324	0
AST QMA US Equity Alpha Portfolio
01/01/2009 to 12/31/2009	$6.78257	$8.06902	1,004
01/01/2010 to 12/31/2010	$8.06902	$9.06578	330
01/01/2011 to 12/31/2011	$9.06578	$9.15966	639
01/01/2012 to 12/31/2012	$9.15966	$10.62664	886
01/01/2013 to 12/31/2013	$10.62664	$13.74292	182
01/01/2014 to 12/31/2014	$13.74292	$15.73097	967
01/01/2015 to 12/31/2015	$15.73097	$15.83530	0
01/01/2016 to 12/31/2016	$15.83530	$17.76097	0
01/01/2017 to 12/31/2017	$17.76097	$21.20542	0
01/01/2018 to 12/31/2018	$21.20542	$19.00419	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99805	$8.85770	0
01/01/2012 to 12/31/2012	$8.85770	$9.78786	0
01/01/2013 to 12/31/2013	$9.78786	$11.69938	0
01/01/2014 to 12/31/2014	$11.69938	$12.16784	0
01/01/2015 to 12/31/2015	$12.16784	$11.90051	0
01/01/2016 to 12/31/2016	$11.90051	$12.35697	0
01/01/2017 to 12/31/2017	$12.35697	$14.26338	0
01/01/2018 to 12/31/2018	$14.26338	$13.01812	0
AST RCM World Trends Portfolio
01/01/2009 to 12/31/2009	$7.31182	$8.81043	26,680
01/01/2010 to 12/31/2010	$8.81043	$9.62933	14,069
01/01/2011 to 12/31/2011	$9.62933	$9.23314	13,675
01/01/2012 to 12/31/2012	$9.23314	$9.94347	14,543
01/01/2013 to 12/31/2013	$9.94347	$10.91832	2,936
01/01/2014 to 12/31/2014	$10.91832	$11.21041	10,478
01/01/2015 to 12/31/2015	$11.21041	$10.92944	6,726
01/01/2016 to 12/31/2016	$10.92944	$11.18774	2,381
01/01/2017 to 12/31/2017	$11.18774	$12.69990	1,826
01/01/2018 to 12/31/2018	$12.69990	$11.42051	643
AST Small-Cap Growth Opportunities Portfolio
01/01/2009 to 12/31/2009	$7.12207	$9.22684	394
01/01/2010 to 12/31/2010	$9.22684	$11.94334	333
01/01/2011 to 12/31/2011	$11.94334	$10.13435	455
01/01/2012 to 12/31/2012	$10.13435	$11.88298	1,890
01/01/2013 to 12/31/2013	$11.88298	$16.34042	986
01/01/2014 to 12/31/2014	$16.34042	$16.74582	1,952
01/01/2015 to 12/31/2015	$16.74582	$16.57160	889
01/01/2016 to 12/31/2016	$16.57160	$17.43011	71
01/01/2017 to 12/31/2017	$17.43011	$21.73630	102
01/01/2018 to 12/31/2018	$21.73630	$18.92239	0
AST Small-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.55254	$8.56868	816
01/01/2010 to 12/31/2010	$8.56868	$11.41543	848
01/01/2011 to 12/31/2011	$11.41543	$11.03913	1,023
01/01/2012 to 12/31/2012	$11.03913	$12.09260	1,705
01/01/2013 to 12/31/2013	$12.09260	$15.96302	546
01/01/2014 to 12/31/2014	$15.96302	$16.18421	1,167
01/01/2015 to 12/31/2015	$16.18421	$15.92904	377
01/01/2016 to 12/31/2016	$15.92904	$17.43528	194
01/01/2017 to 12/31/2017	$17.43528	$21.10008	491
01/01/2018 to 12/31/2018	$21.10008	$18.87110	21
AST Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.84951	$9.73526	2,653
01/01/2010 to 12/31/2010	$9.73526	$11.97857	1,794
01/01/2011 to 12/31/2011	$11.97857	$10.99907	1,744
01/01/2012 to 12/31/2012	$10.99907	$12.69158	2,617
01/01/2013 to 12/31/2013	$12.69158	$17.02979	692
01/01/2014 to 12/31/2014	$17.02979	$17.50673	2,113
01/01/2015 to 12/31/2015	$17.50673	$16.35950	753
01/01/2016 to 12/31/2016	$16.35950	$20.64283	341
01/01/2017 to 12/31/2017	$20.64283	$21.64146	304
01/01/2018 to 12/31/2018	$21.64146	$17.52300	22

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.49143	$10.29409	47,230
01/01/2010 to 12/31/2010	$10.29409	$11.21247	24,429
01/01/2011 to 12/31/2011	$11.21247	$11.16742	43,287
01/01/2012 to 12/31/2012	$11.16742	$12.37714	52,954
01/01/2013 to 12/31/2013	$12.37714	$14.12173	45,848
01/01/2014 to 12/31/2014	$14.12173	$14.60153	53,365
01/01/2015 to 12/31/2015	$14.60153	$14.26522	44,935
01/01/2016 to 12/31/2016	$14.26522	$14.98261	39,470
01/01/2017 to 12/31/2017	$14.98261	$16.88678	40,304
01/01/2018 to 12/31/2018	$16.88678	$15.61041	33,953
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.38989	$9.57062	6,922
01/01/2010 to 12/31/2010	$9.57062	$10.82419	3,376
01/01/2011 to 12/31/2011	$10.82419	$10.39166	4,086
01/01/2012 to 12/31/2012	$10.39166	$11.93199	3,118
01/01/2013 to 12/31/2013	$11.93199	$16.78258	1,088
01/01/2014 to 12/31/2014	$16.78258	$17.75700	2,489
01/01/2015 to 12/31/2015	$17.75700	$19.00264	3,549
01/01/2016 to 12/31/2016	$19.00264	$19.05908	1,928
01/01/2017 to 12/31/2017	$19.05908	$25.66568	4,510
01/01/2018 to 12/31/2018	$25.66568	$26.02981	666
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.65994	$8.84617	1,092
01/01/2010 to 12/31/2010	$8.84617	$9.71381	17
01/01/2011 to 12/31/2011	$9.71381	$9.43980	31
01/01/2012 to 12/31/2012	$9.43980	$10.45358	70
01/01/2013 to 12/31/2013	$10.45358	$13.74383	32
01/01/2014 to 12/31/2014	$13.74383	$13.63066	0
01/01/2015 to 12/31/2015	$13.63066	$12.50394	0
01/01/2016 to 12/31/2016	$12.50394	$12.96001	0
01/01/2017 to 12/31/2017	$12.96001	$14.75216	0
01/01/2018 to 12/31/2018	$14.75216	$13.00562	0
AST T. Rowe Price Natural Resources Portfolio
01/01/2009 to 12/31/2009	$8.84840	$12.90519	10,753
01/01/2010 to 12/31/2010	$12.90519	$15.18062	8,631
01/01/2011 to 12/31/2011	$15.18062	$12.61357	7,375
01/01/2012 to 12/31/2012	$12.61357	$12.76287	8,434
01/01/2013 to 12/31/2013	$12.76287	$14.38078	1,787
01/01/2014 to 12/31/2014	$14.38078	$12.86942	4,971
01/01/2015 to 12/31/2015	$12.86942	$10.14785	2,404
01/01/2016 to 12/31/2016	$10.14785	$12.35007	1,016
01/01/2017 to 12/31/2017	$12.35007	$13.30440	1,634
01/01/2018 to 12/31/2018	$13.30440	$10.82729	528
AST Templeton Global Bond Portfolio
01/01/2009 to 12/31/2009	$9.94523	$10.88888	3,583
01/01/2010 to 12/31/2010	$10.88888	$11.24447	1,929
01/01/2011 to 12/31/2011	$11.24447	$11.43423	2,976
01/01/2012 to 12/31/2012	$11.43423	$11.74926	2,615
01/01/2013 to 12/31/2013	$11.74926	$11.04321	847
01/01/2014 to 12/31/2014	$11.04321	$10.84436	2,059
01/01/2015 to 12/31/2015	$10.84436	$10.10106	1,045
01/01/2016 to 12/31/2016	$10.10106	$10.29462	609
01/01/2017 to 12/31/2017	$10.29462	$10.25917	1,151
01/01/2018 to 12/31/2018	$10.25917	$10.21762	664

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.96134	$9.44177	178
01/01/2010 to 12/31/2010	$9.44177	$11.39740	130
01/01/2011 to 12/31/2011	$11.39740	$10.74656	478
01/01/2012 to 12/31/2012	$10.74656	$12.42636	976
01/01/2013 to 12/31/2013	$12.42636	$16.06886	242
01/01/2014 to 12/31/2014	$16.06886	$18.04127	527
01/01/2015 to 12/31/2015	$18.04127	$16.45398	121
01/01/2016 to 12/31/2016	$16.45398	$18.31825	52
01/01/2017 to 12/31/2017	$18.31825	$21.20502	123
01/01/2018 to 12/31/2018	$21.20502	$17.28331	70
AST Wellington Management Hedged Equity Portfolio
01/01/2009 to 12/31/2009	$6.80133	$8.53031	39,598
01/01/2010 to 12/31/2010	$8.53031	$9.54965	60,375
01/01/2011 to 12/31/2011	$9.54965	$9.00389	81,176
01/01/2012 to 12/31/2012	$9.00389	$9.76038	87,075
01/01/2013 to 12/31/2013	$9.76038	$11.48593	38,272
01/01/2014 to 12/31/2014	$11.48593	$11.83416	71,358
01/01/2015 to 12/31/2015	$11.83416	$11.48369	42,912
01/01/2016 to 12/31/2016	$11.48369	$11.94687	26,168
01/01/2017 to 12/31/2017	$11.94687	$13.25365	49,511
01/01/2018 to 12/31/2018	$13.25365	$12.29460	28,591
AST Western Asset Core Plus Bond Portfolio
01/01/2009 to 12/31/2009	$9.22959	$10.06145	1,648
01/01/2010 to 12/31/2010	$10.06145	$10.59188	443
01/01/2011 to 12/31/2011	$10.59188	$10.96730	825
01/01/2012 to 12/31/2012	$10.96730	$11.55093	819
01/01/2013 to 12/31/2013	$11.55093	$11.11182	151
01/01/2014 to 12/31/2014	$11.11182	$11.63245	694
01/01/2015 to 12/31/2015	$11.63245	$11.50029	506
01/01/2016 to 12/31/2016	$11.50029	$11.80972	260
01/01/2017 to 12/31/2017	$11.80972	$12.26120	773
01/01/2018 to 12/31/2018	$12.26120	$11.70116	0
*Denotes the start date of these sub-accounts

PREMIER X SERIES
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: Lifetime Five Income Benefit, OR Highest Daily Lifetime Five Income Benefit, and Combination 5% roll-up and HAV Death Benefit (2.65%) OR Lifetime Five Income Benefit and Highest Daily Value Death Benefit (2.65%) OR HD GRO 60 bps and
Combo DB (2.65%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.40344	$8.96902	7,030,223
01/01/2010 to 12/31/2010	$8.96902	$9.78297	6,858,600
01/01/2011 to 12/31/2011	$9.78297	$9.27735	6,210,983
01/01/2012 to 12/31/2012	$9.27735	$10.17322	5,961,392
01/01/2013 to 12/31/2013	$10.17322	$10.89914	5,686,203
01/01/2014 to 12/31/2014	$10.89914	$11.02310	5,422,070
01/01/2015 to 12/31/2015	$11.02310	$10.39274	4,973,446
01/01/2016 to 12/31/2016	$10.39274	$10.76661	4,635,472
01/01/2017 to 12/31/2017	$10.76661	$11.80946	4,141,365
01/01/2018 to 12/31/2018	$11.80946	$10.56693	3,733,474
AST Advanced Strategies Portfolio
01/01/2009 to 12/31/2009	$7.60358	$9.34808	1,731,372
01/01/2010 to 12/31/2010	$9.34808	$10.35508	1,737,945
01/01/2011 to 12/31/2011	$10.35508	$10.09954	1,612,906
01/01/2012 to 12/31/2012	$10.09954	$11.18121	1,625,897
01/01/2013 to 12/31/2013	$11.18121	$12.69599	1,647,791
01/01/2014 to 12/31/2014	$12.69599	$13.12358	1,563,837
01/01/2015 to 12/31/2015	$13.12358	$12.88738	1,381,469
01/01/2016 to 12/31/2016	$12.88738	$13.44768	1,268,128
01/01/2017 to 12/31/2017	$13.44768	$15.31900	1,160,919
01/01/2018 to 12/31/2018	$15.31900	$14.04296	1,054,995
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99785	$11.56196	0
01/01/2014 to 12/31/2014	$11.56196	$12.74684	0
01/01/2015 to 12/31/2015	$12.74684	$12.63216	0
01/01/2016 to 12/31/2016	$12.63216	$13.62402	0
01/01/2017 to 12/31/2017	$13.62402	$16.21130	0
01/01/2018 to 12/31/2018	$16.21130	$14.50589	0
AST Balanced Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.70197	$9.25114	2,400,162
01/01/2010 to 12/31/2010	$9.25114	$10.12207	2,355,566
01/01/2011 to 12/31/2011	$10.12207	$9.74128	2,185,346
01/01/2012 to 12/31/2012	$9.74128	$10.67326	2,089,358
01/01/2013 to 12/31/2013	$10.67326	$12.23265	2,128,280
01/01/2014 to 12/31/2014	$12.23265	$12.69397	2,002,840
01/01/2015 to 12/31/2015	$12.69397	$12.42498	1,907,681
01/01/2016 to 12/31/2016	$12.42498	$12.86741	1,808,888
01/01/2017 to 12/31/2017	$12.86741	$14.40479	1,641,068
01/01/2018 to 12/31/2018	$14.40479	$13.33852	1,457,075
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99785	$9.10848	58,822
01/01/2012 to 12/31/2012	$9.10848	$9.92842	83,056
01/01/2013 to 12/31/2013	$9.92842	$10.72183	87,115
01/01/2014 to 12/31/2014	$10.72183	$10.95626	87,745
01/01/2015 to 12/31/2015	$10.95626	$10.35308	61,724
01/01/2016 to 12/31/2016	$10.35308	$10.78853	60,565
01/01/2017 to 12/31/2017	$10.78853	$11.83637	59,886
01/01/2018 to 12/31/2018	$11.83637	$10.92049	42,510

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Low Duration Bond Portfolio
01/01/2009 to 12/31/2009	$10.35600	$11.12066	0
01/01/2010 to 12/31/2010	$11.12066	$11.25600	0
01/01/2011 to 12/31/2011	$11.25600	$11.21246	0
01/01/2012 to 12/31/2012	$11.21246	$11.43518	0
01/01/2013 to 12/31/2013	$11.43518	$10.89770	0
01/01/2014 to 12/31/2014	$10.89770	$10.60595	0
01/01/2015 to 12/31/2015	$10.60595	$10.38223	0
01/01/2016 to 12/31/2016	$10.38223	$10.28051	0
01/01/2017 to 12/31/2017	$10.28051	$10.18638	0
01/01/2018 to 12/31/2018	$10.18638	$9.99579	0
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2009 to 12/31/2009	$10.28416	$11.67439	0
01/01/2010 to 12/31/2010	$11.67439	$12.25079	0
01/01/2011 to 12/31/2011	$12.25079	$12.31439	0
01/01/2012 to 12/31/2012	$12.31439	$13.11417	0
01/01/2013 to 12/31/2013	$13.11417	$12.54085	421
01/01/2014 to 12/31/2014	$12.54085	$12.73400	293
01/01/2015 to 12/31/2015	$12.73400	$12.14376	123
01/01/2016 to 12/31/2016	$12.14376	$12.33114	45
01/01/2017 to 12/31/2017	$12.33114	$12.53768	85
01/01/2018 to 12/31/2018	$12.53768	$12.13151	47
AST Bond Portfolio 2018
05/01/2009* to 12/31/2009	$9.92249	$9.64102	0
01/01/2010 to 12/31/2010	$9.64102	$10.44275	0
01/01/2011 to 12/31/2011	$10.44275	$11.55526	0
01/01/2012 to 12/31/2012	$11.55526	$11.89989	0
01/01/2013 to 12/31/2013	$11.89989	$11.22828	0
01/01/2014 to 12/31/2014	$11.22828	$11.22961	0
01/01/2015 to 12/31/2015	$11.22961	$11.02837	0
01/01/2016 to 12/31/2016	$11.02837	$10.91712	0
01/01/2017 to 12/31/2017	$10.91712	$10.71167	0
01/01/2018 to 12/31/2018	$10.71167	$10.51258	0
AST Bond Portfolio 2019
05/01/2009* to 12/31/2009	$9.90527	$9.54205	0
01/01/2010 to 12/31/2010	$9.54205	$10.35185	0
01/01/2011 to 12/31/2011	$10.35185	$11.69598	0
01/01/2012 to 12/31/2012	$11.69598	$12.06112	0
01/01/2013 to 12/31/2013	$12.06112	$11.18201	0
01/01/2014 to 12/31/2014	$11.18201	$11.35782	0
01/01/2015 to 12/31/2015	$11.35782	$11.18304	0
01/01/2016 to 12/31/2016	$11.18304	$11.05256	0
01/01/2017 to 12/31/2017	$11.05256	$10.84983	0
01/01/2018 to 12/31/2018	$10.84983	$10.62812	0
AST Bond Portfolio 2020
05/01/2009* to 12/31/2009	$9.88398	$9.21816	0
01/01/2010 to 12/31/2010	$9.21816	$10.04391	0
01/01/2011 to 12/31/2011	$10.04391	$11.61261	0
01/01/2012 to 12/31/2012	$11.61261	$12.02718	0
01/01/2013 to 12/31/2013	$12.02718	$10.95322	0
01/01/2014 to 12/31/2014	$10.95322	$11.32767	0
01/01/2015 to 12/31/2015	$11.32767	$11.20363	0
01/01/2016 to 12/31/2016	$11.20363	$11.12849	0
01/01/2017 to 12/31/2017	$11.12849	$10.93779	0
01/01/2018 to 12/31/2018	$10.93779	$10.68489	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$9.99713	$10.92078	0
01/01/2011 to 12/31/2011	$10.92078	$12.79918	6,240
01/01/2012 to 12/31/2012	$12.79918	$13.31535	5,629
01/01/2013 to 12/31/2013	$13.31535	$12.06339	0
01/01/2014 to 12/31/2014	$12.06339	$12.65461	0
01/01/2015 to 12/31/2015	$12.65461	$12.54774	0
01/01/2016 to 12/31/2016	$12.54774	$12.47317	0
01/01/2017 to 12/31/2017	$12.47317	$12.34399	0
01/01/2018 to 12/31/2018	$12.34399	$12.03171	0
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99785	$11.92520	0
01/01/2012 to 12/31/2012	$11.92520	$12.29605	0
01/01/2013 to 12/31/2013	$12.29605	$10.81118	0
01/01/2014 to 12/31/2014	$10.81118	$11.62414	0
01/01/2015 to 12/31/2015	$11.62414	$11.56136	0
01/01/2016 to 12/31/2016	$11.56136	$11.46924	0
01/01/2017 to 12/31/2017	$11.46924	$11.34929	0
01/01/2018 to 12/31/2018	$11.34929	$11.03839	0
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99714	$10.31600	0
01/01/2013 to 12/31/2013	$10.31600	$9.02469	14,017
01/01/2014 to 12/31/2014	$9.02469	$9.90108	7,818
01/01/2015 to 12/31/2015	$9.90108	$9.90661	0
01/01/2016 to 12/31/2016	$9.90661	$9.83586	0
01/01/2017 to 12/31/2017	$9.83586	$9.74503	0
01/01/2018 to 12/31/2018	$9.74503	$9.46710	0
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99857	$8.67978	0
01/01/2014 to 12/31/2014	$8.67978	$9.68957	0
01/01/2015 to 12/31/2015	$9.68957	$9.70750	0
01/01/2016 to 12/31/2016	$9.70750	$9.63776	0
01/01/2017 to 12/31/2017	$9.63776	$9.54753	0
01/01/2018 to 12/31/2018	$9.54753	$9.23993	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99857	$11.21298	1,837
01/01/2015 to 12/31/2015	$11.21298	$11.14172	13,456
01/01/2016 to 12/31/2016	$11.14172	$11.12300	0
01/01/2017 to 12/31/2017	$11.12300	$11.03475	0
01/01/2018 to 12/31/2018	$11.03475	$10.66933	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99857	$9.85876	0
01/01/2016 to 12/31/2016	$9.85876	$9.80424	0
01/01/2017 to 12/31/2017	$9.80424	$9.78300	0
01/01/2018 to 12/31/2018	$9.78300	$9.43005	0
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	$9.99714	$9.80104	19,008
01/01/2017 to 12/31/2017	$9.80104	$9.80500	16,018
01/01/2018 to 12/31/2018	$9.80500	$9.43024	19,568
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	$9.99713	$9.95683	0
01/01/2018 to 12/31/2018	$9.95683	$9.49907	0
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	$9.99713	$9.58450	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Capital Growth Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.13880	$8.71609	10,722,487
01/01/2010 to 12/31/2010	$8.71609	$9.62683	10,215,665
01/01/2011 to 12/31/2011	$9.62683	$9.15110	9,161,428
01/01/2012 to 12/31/2012	$9.15110	$10.13777	8,781,480
01/01/2013 to 12/31/2013	$10.13777	$12.11600	8,497,056
01/01/2014 to 12/31/2014	$12.11600	$12.62887	8,074,737
01/01/2015 to 12/31/2015	$12.62887	$12.36842	7,439,481
01/01/2016 to 12/31/2016	$12.36842	$12.87366	7,041,907
01/01/2017 to 12/31/2017	$12.87366	$14.78599	6,506,850
01/01/2018 to 12/31/2018	$14.78599	$13.50659	5,921,610
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99785	$11.56863	0
01/01/2014 to 12/31/2014	$11.56863	$12.80378	0
01/01/2015 to 12/31/2015	$12.80378	$12.02773	0
01/01/2016 to 12/31/2016	$12.02773	$13.46325	0
01/01/2017 to 12/31/2017	$13.46325	$15.53059	0
01/01/2018 to 12/31/2018	$15.53059	$14.40648	0
AST Cohen & Steers Realty Portfolio
01/01/2009 to 12/31/2009	$5.94127	$7.63580	0
01/01/2010 to 12/31/2010	$7.63580	$9.57317	0
01/01/2011 to 12/31/2011	$9.57317	$9.94110	0
01/01/2012 to 12/31/2012	$9.94110	$11.17037	0
01/01/2013 to 12/31/2013	$11.17037	$11.22290	680
01/01/2014 to 12/31/2014	$11.22290	$14.31323	406
01/01/2015 to 12/31/2015	$14.31323	$14.61918	155
01/01/2016 to 12/31/2016	$14.61918	$14.92854	58
01/01/2017 to 12/31/2017	$14.92854	$15.45250	107
01/01/2018 to 12/31/2018	$15.45250	$14.33559	57
AST Fidelity Institutional AM® Quantitative Portfolio
formerly,AST FI Pyramis® Quantitative Portfolio
01/01/2009 to 12/31/2009	$7.05881	$8.51674	2,294,762
01/01/2010 to 12/31/2010	$8.51674	$9.48868	2,128,691
01/01/2011 to 12/31/2011	$9.48868	$9.10499	1,984,644
01/01/2012 to 12/31/2012	$9.10499	$9.81278	1,882,254
01/01/2013 to 12/31/2013	$9.81278	$10.97054	1,722,773
01/01/2014 to 12/31/2014	$10.97054	$11.02409	1,617,437
01/01/2015 to 12/31/2015	$11.02409	$10.84576	1,522,904
01/01/2016 to 12/31/2016	$10.84576	$11.01581	1,430,591
01/01/2017 to 12/31/2017	$11.01581	$12.49999	1,296,001
01/01/2018 to 12/31/2018	$12.49999	$11.23248	1,186,138
AST Global Real Estate Portfolio
01/01/2009 to 12/31/2009	$6.08697	$8.01101	0
01/01/2010 to 12/31/2010	$8.01101	$9.38077	0
01/01/2011 to 12/31/2011	$9.38077	$8.67835	0
01/01/2012 to 12/31/2012	$8.67835	$10.72005	0
01/01/2013 to 12/31/2013	$10.72005	$10.89728	0
01/01/2014 to 12/31/2014	$10.89728	$12.09411	0
01/01/2015 to 12/31/2015	$12.09411	$11.77124	0
01/01/2016 to 12/31/2016	$11.77124	$11.57074	0
01/01/2017 to 12/31/2017	$11.57074	$12.50001	0
01/01/2018 to 12/31/2018	$12.50001	$11.60207	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.48778	$7.53298	0
01/01/2010 to 12/31/2010	$7.53298	$8.28421	0
01/01/2011 to 12/31/2011	$8.28421	$7.62524	0
01/01/2012 to 12/31/2012	$7.62524	$8.88894	0
01/01/2013 to 12/31/2013	$8.88894	$11.56420	0
01/01/2014 to 12/31/2014	$11.56420	$12.74501	0
01/01/2015 to 12/31/2015	$12.74501	$11.84214	123
01/01/2016 to 12/31/2016	$11.84214	$12.86868	46
01/01/2017 to 12/31/2017	$12.86868	$13.75929	80
01/01/2018 to 12/31/2018	$13.75929	$12.25924	43
AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.57470	$10.06189	0
01/01/2010 to 12/31/2010	$10.06189	$11.74566	0
01/01/2011 to 12/31/2011	$11.74566	$11.10213	0
01/01/2012 to 12/31/2012	$11.10213	$12.93636	0
01/01/2013 to 12/31/2013	$12.93636	$16.65936	0
01/01/2014 to 12/31/2014	$16.65936	$18.10010	0
01/01/2015 to 12/31/2015	$18.10010	$16.63010	0
01/01/2016 to 12/31/2016	$16.63010	$16.46824	0
01/01/2017 to 12/31/2017	$16.46824	$20.39083	442
01/01/2018 to 12/31/2018	$20.39083	$18.99758	0
AST Goldman Sachs Multi-Asset Portfolio
01/01/2009 to 12/31/2009	$7.56739	$9.09584	77,947
01/01/2010 to 12/31/2010	$9.09584	$9.88878	72,924
01/01/2011 to 12/31/2011	$9.88878	$9.58504	70,211
01/01/2012 to 12/31/2012	$9.58504	$10.28303	72,187
01/01/2013 to 12/31/2013	$10.28303	$11.00134	80,042
01/01/2014 to 12/31/2014	$11.00134	$11.15050	82,594
01/01/2015 to 12/31/2015	$11.15050	$10.76381	111,345
01/01/2016 to 12/31/2016	$10.76381	$11.03775	111,516
01/01/2017 to 12/31/2017	$11.03775	$12.07442	131,773
01/01/2018 to 12/31/2018	$12.07442	$10.93086	123,522
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.60642	$9.39944	0
01/01/2010 to 12/31/2010	$9.39944	$11.60796	0
01/01/2011 to 12/31/2011	$11.60796	$11.45600	0
01/01/2012 to 12/31/2012	$11.45600	$12.91076	0
01/01/2013 to 12/31/2013	$12.91076	$17.45932	324
01/01/2014 to 12/31/2014	$17.45932	$18.23290	207
01/01/2015 to 12/31/2015	$18.23290	$16.78611	87
01/01/2016 to 12/31/2016	$16.78611	$20.32977	30
01/01/2017 to 12/31/2017	$20.32977	$22.22033	49
01/01/2018 to 12/31/2018	$22.22033	$18.59926	27
AST Government Money Market Portfolio
01/01/2009 to 12/31/2009	$10.35154	$10.10915	0
01/01/2010 to 12/31/2010	$10.10915	$9.85065	0
01/01/2011 to 12/31/2011	$9.85065	$9.59887	0
01/01/2012 to 12/31/2012	$9.59887	$9.35130	0
01/01/2013 to 12/31/2013	$9.35130	$9.10981	0
01/01/2014 to 12/31/2014	$9.10981	$8.87455	0
01/01/2015 to 12/31/2015	$8.87455	$8.64553	0
01/01/2016 to 12/31/2016	$8.64553	$8.42290	0
01/01/2017 to 12/31/2017	$8.42290	$8.23399	0
01/01/2018 to 12/31/2018	$8.23399	$8.12455	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST High Yield Portfolio
01/01/2009 to 12/31/2009	$7.60258	$10.03959	0
01/01/2010 to 12/31/2010	$10.03959	$11.10076	0
01/01/2011 to 12/31/2011	$11.10076	$11.15781	0
01/01/2012 to 12/31/2012	$11.15781	$12.37733	0
01/01/2013 to 12/31/2013	$12.37733	$12.92363	416
01/01/2014 to 12/31/2014	$12.92363	$12.91200	283
01/01/2015 to 12/31/2015	$12.91200	$12.13034	120
01/01/2016 to 12/31/2016	$12.13034	$13.63745	42
01/01/2017 to 12/31/2017	$13.63745	$14.27900	75
01/01/2018 to 12/31/2018	$14.27900	$13.63198	40
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$5.89445	$6.85830	0
01/01/2010 to 12/31/2010	$6.85830	$7.56054	0
01/01/2011 to 12/31/2011	$7.56054	$7.05750	0
01/01/2012 to 12/31/2012	$7.05750	$8.03602	0
01/01/2013 to 12/31/2013	$8.03602	$10.94924	0
01/01/2014 to 12/31/2014	$10.94924	$12.13284	0
01/01/2015 to 12/31/2015	$12.13284	$10.89331	0
01/01/2016 to 12/31/2016	$10.89331	$12.72328	0
01/01/2017 to 12/31/2017	$12.72328	$14.77485	0
01/01/2018 to 12/31/2018	$14.77485	$12.35448	0
AST International Growth Portfolio
01/01/2009 to 12/31/2009	$5.92506	$7.80899	0
01/01/2010 to 12/31/2010	$7.80899	$8.71044	0
01/01/2011 to 12/31/2011	$8.71044	$7.38912	0
01/01/2012 to 12/31/2012	$7.38912	$8.66405	0
01/01/2013 to 12/31/2013	$8.66405	$10.04886	0
01/01/2014 to 12/31/2014	$10.04886	$9.24855	0
01/01/2015 to 12/31/2015	$9.24855	$9.29342	0
01/01/2016 to 12/31/2016	$9.29342	$8.71204	0
01/01/2017 to 12/31/2017	$8.71204	$11.49471	0
01/01/2018 to 12/31/2018	$11.49471	$9.70362	0
AST International Value Portfolio
01/01/2009 to 12/31/2009	$6.76037	$8.59445	0
01/01/2010 to 12/31/2010	$8.59445	$9.30062	0
01/01/2011 to 12/31/2011	$9.30062	$7.92373	0
01/01/2012 to 12/31/2012	$7.92373	$9.00622	0
01/01/2013 to 12/31/2013	$9.00622	$10.48172	0
01/01/2014 to 12/31/2014	$10.48172	$9.52651	0
01/01/2015 to 12/31/2015	$9.52651	$9.35635	0
01/01/2016 to 12/31/2016	$9.35635	$9.16820	0
01/01/2017 to 12/31/2017	$9.16820	$10.96981	0
01/01/2018 to 12/31/2018	$10.96981	$8.96071	0
AST J.P. Morgan Global Thematic Portfolio
01/01/2009 to 12/31/2009	$7.09425	$8.75409	149,827
01/01/2010 to 12/31/2010	$8.75409	$9.70638	146,047
01/01/2011 to 12/31/2011	$9.70638	$9.40219	145,451
01/01/2012 to 12/31/2012	$9.40219	$10.40314	163,212
01/01/2013 to 12/31/2013	$10.40314	$11.78475	177,251
01/01/2014 to 12/31/2014	$11.78475	$12.21119	173,152
01/01/2015 to 12/31/2015	$12.21119	$11.77129	168,966
01/01/2016 to 12/31/2016	$11.77129	$12.06647	172,426
01/01/2017 to 12/31/2017	$12.06647	$13.74909	137,222
01/01/2018 to 12/31/2018	$13.74909	$12.40480	126,693

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan International Equity Portfolio
01/01/2009 to 12/31/2009	$6.40127	$8.47356	0
01/01/2010 to 12/31/2010	$8.47356	$8.84687	0
01/01/2011 to 12/31/2011	$8.84687	$7.82993	0
01/01/2012 to 12/31/2012	$7.82993	$9.29860	0
01/01/2013 to 12/31/2013	$9.29860	$10.45010	0
01/01/2014 to 12/31/2014	$10.45010	$9.53217	0
01/01/2015 to 12/31/2015	$9.53217	$9.02651	0
01/01/2016 to 12/31/2016	$9.02651	$8.96381	0
01/01/2017 to 12/31/2017	$8.96381	$11.32080	0
01/01/2018 to 12/31/2018	$11.32080	$9.10047	0
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2009 to 12/31/2009	$8.34595	$9.92075	623,713
01/01/2010 to 12/31/2010	$9.92075	$10.37210	622,237
01/01/2011 to 12/31/2011	$10.37210	$10.12832	604,794
01/01/2012 to 12/31/2012	$10.12832	$10.92398	597,366
01/01/2013 to 12/31/2013	$10.92398	$11.81605	629,056
01/01/2014 to 12/31/2014	$11.81605	$12.13818	592,205
01/01/2015 to 12/31/2015	$12.13818	$11.80324	486,954
01/01/2016 to 12/31/2016	$11.80324	$11.94055	437,561
01/01/2017 to 12/31/2017	$11.94055	$13.04556	393,877
01/01/2018 to 12/31/2018	$13.04556	$12.05550	342,127
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08324	$10.27775	0
01/01/2010 to 12/31/2010	$10.27775	$11.14556	0
01/01/2011 to 12/31/2011	$11.14556	$10.93023	0
01/01/2012 to 12/31/2012	$10.93023	$12.26459	0
01/01/2013 to 12/31/2013	$12.26459	$16.30832	524
01/01/2014 to 12/31/2014	$16.30832	$17.39728	322
01/01/2015 to 12/31/2015	$17.39728	$18.75039	119
01/01/2016 to 12/31/2016	$18.75039	$17.99989	47
01/01/2017 to 12/31/2017	$17.99989	$23.82000	69
01/01/2018 to 12/31/2018	$23.82000	$22.82771	34
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.24030	$7.88834	0
01/01/2010 to 12/31/2010	$7.88834	$9.20269	0
01/01/2011 to 12/31/2011	$9.20269	$8.88354	0
01/01/2012 to 12/31/2012	$8.88354	$9.71536	0
01/01/2013 to 12/31/2013	$9.71536	$12.92977	0
01/01/2014 to 12/31/2014	$12.92977	$13.92987	0
01/01/2015 to 12/31/2015	$13.92987	$14.93700	0
01/01/2016 to 12/31/2016	$14.93700	$15.36379	0
01/01/2017 to 12/31/2017	$15.36379	$19.90628	0
01/01/2018 to 12/31/2018	$19.90628	$18.86828	0
AST MFS Global Equity Portfolio
01/01/2009 to 12/31/2009	$7.56170	$9.68742	0
01/01/2010 to 12/31/2010	$9.68742	$10.57442	0
01/01/2011 to 12/31/2011	$10.57442	$9.97901	0
01/01/2012 to 12/31/2012	$9.97901	$11.96447	0
01/01/2013 to 12/31/2013	$11.96447	$14.87663	0
01/01/2014 to 12/31/2014	$14.87663	$15.01860	0
01/01/2015 to 12/31/2015	$15.01860	$14.41638	0
01/01/2016 to 12/31/2016	$14.41638	$15.04397	0
01/01/2017 to 12/31/2017	$15.04397	$18.15095	0
01/01/2018 to 12/31/2018	$18.15095	$15.99068	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Portfolio
01/01/2009 to 12/31/2009	$7.17904	$8.69355	0
01/01/2010 to 12/31/2010	$8.69355	$9.55192	0
01/01/2011 to 12/31/2011	$9.55192	$9.25036	0
01/01/2012 to 12/31/2012	$9.25036	$10.55071	0
01/01/2013 to 12/31/2013	$10.55071	$14.05135	0
01/01/2014 to 12/31/2014	$14.05135	$14.88080	0
01/01/2015 to 12/31/2015	$14.88080	$15.54458	0
01/01/2016 to 12/31/2016	$15.54458	$15.43361	0
01/01/2017 to 12/31/2017	$15.43361	$19.65365	460
01/01/2018 to 12/31/2018	$19.65365	$19.55499	0
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99786	$10.16082	0
01/01/2013 to 12/31/2013	$10.16082	$13.31402	0
01/01/2014 to 12/31/2014	$13.31402	$14.29549	0
01/01/2015 to 12/31/2015	$14.29549	$13.82564	0
01/01/2016 to 12/31/2016	$13.82564	$15.28057	0
01/01/2017 to 12/31/2017	$15.28057	$17.46854	0
01/01/2018 to 12/31/2018	$17.46854	$15.28783	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$5.70727	$7.81971	0
01/01/2010 to 12/31/2010	$7.81971	$9.40326	0
01/01/2011 to 12/31/2011	$9.40326	$8.93322	0
01/01/2012 to 12/31/2012	$8.93322	$10.19275	0
01/01/2013 to 12/31/2013	$10.19275	$14.10101	0
01/01/2014 to 12/31/2014	$14.10101	$15.69450	0
01/01/2015 to 12/31/2015	$15.69450	$14.42741	0
01/01/2016 to 12/31/2016	$14.42741	$16.61822	271
01/01/2017 to 12/31/2017	$16.61822	$18.42283	484
01/01/2018 to 12/31/2018	$18.42283	$14.99370	0
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99786	$10.25735	220
01/01/2013 to 12/31/2013	$10.25735	$11.88270	8,947
01/01/2014 to 12/31/2014	$11.88270	$12.17079	10,746
01/01/2015 to 12/31/2015	$12.17079	$11.70935	11,202
01/01/2016 to 12/31/2016	$11.70935	$11.90075	13,815
01/01/2017 to 12/31/2017	$11.90075	$13.50653	44,108
01/01/2018 to 12/31/2018	$13.50653	$12.06709	44,753
AST Parametric Emerging Markets Equity Portfolio
01/01/2009 to 12/31/2009	$5.54977	$9.00268	0
01/01/2010 to 12/31/2010	$9.00268	$10.72358	0
01/01/2011 to 12/31/2011	$10.72358	$8.32919	0
01/01/2012 to 12/31/2012	$8.32919	$9.56861	0
01/01/2013 to 12/31/2013	$9.56861	$9.34233	281
01/01/2014 to 12/31/2014	$9.34233	$8.67486	197
01/01/2015 to 12/31/2015	$8.67486	$7.03715	101
01/01/2016 to 12/31/2016	$7.03715	$7.70339	624
01/01/2017 to 12/31/2017	$7.70339	$9.48471	1,029
01/01/2018 to 12/31/2018	$9.48471	$7.94074	35

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Preservation Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.59727	$10.05357	2,060,444
01/01/2010 to 12/31/2010	$10.05357	$10.82948	2,050,341
01/01/2011 to 12/31/2011	$10.82948	$10.65550	1,911,588
01/01/2012 to 12/31/2012	$10.65550	$11.45674	2,128,095
01/01/2013 to 12/31/2013	$11.45674	$12.18906	1,927,678
01/01/2014 to 12/31/2014	$12.18906	$12.56022	1,833,252
01/01/2015 to 12/31/2015	$12.56022	$12.25351	1,684,164
01/01/2016 to 12/31/2016	$12.25351	$12.59744	1,500,607
01/01/2017 to 12/31/2017	$12.59744	$13.51634	1,368,080
01/01/2018 to 12/31/2018	$13.51634	$12.79160	1,240,368
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01777	$10.05412	0
01/01/2012 to 12/31/2012	$10.05412	$10.49048	0
01/01/2013 to 12/31/2013	$10.49048	$9.98316	0
01/01/2014 to 12/31/2014	$9.98316	$10.31486	0
01/01/2015 to 12/31/2015	$10.31486	$10.02155	0
01/01/2016 to 12/31/2016	$10.02155	$10.17437	0
01/01/2017 to 12/31/2017	$10.17437	$10.47445	0
01/01/2018 to 12/31/2018	$10.47445	$10.11956	0
AST Prudential Growth Allocation Portfolio
01/01/2009 to 12/31/2009	$6.41884	$7.87730	2,270,088
01/01/2010 to 12/31/2010	$7.87730	$9.13353	2,223,179
01/01/2011 to 12/31/2011	$9.13353	$8.34511	2,097,657
01/01/2012 to 12/31/2012	$8.34511	$9.17966	1,995,792
01/01/2013 to 12/31/2013	$9.17966	$10.46525	1,944,069
01/01/2014 to 12/31/2014	$10.46525	$11.13285	1,853,608
01/01/2015 to 12/31/2015	$11.13285	$10.77894	1,900,962
01/01/2016 to 12/31/2016	$10.77894	$11.56133	1,839,621
01/01/2017 to 12/31/2017	$11.56133	$13.07674	1,920,211
01/01/2018 to 12/31/2018	$13.07674	$11.76973	1,744,727
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99785	$11.60136	0
01/01/2014 to 12/31/2014	$11.60136	$13.02441	0
01/01/2015 to 12/31/2015	$13.02441	$12.88394	0
01/01/2016 to 12/31/2016	$12.88394	$13.91475	0
01/01/2017 to 12/31/2017	$13.91475	$16.45923	0
01/01/2018 to 12/31/2018	$16.45923	$14.88534	0
AST QMA US Equity Alpha Portfolio
01/01/2009 to 12/31/2009	$6.32966	$7.51185	0
01/01/2010 to 12/31/2010	$7.51185	$8.41927	0
01/01/2011 to 12/31/2011	$8.41927	$8.48580	0
01/01/2012 to 12/31/2012	$8.48580	$9.82084	0
01/01/2013 to 12/31/2013	$9.82084	$12.67001	0
01/01/2014 to 12/31/2014	$12.67001	$14.46757	0
01/01/2015 to 12/31/2015	$14.46757	$14.52802	0
01/01/2016 to 12/31/2016	$14.52802	$16.25526	0
01/01/2017 to 12/31/2017	$16.25526	$19.36074	463
01/01/2018 to 12/31/2018	$19.36074	$17.30854	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99785	$8.84314	0
01/01/2012 to 12/31/2012	$8.84314	$9.74792	0
01/01/2013 to 12/31/2013	$9.74792	$11.62323	0
01/01/2014 to 12/31/2014	$11.62323	$12.05915	1,164
01/01/2015 to 12/31/2015	$12.05915	$11.76545	4,792
01/01/2016 to 12/31/2016	$11.76545	$12.18698	6,017
01/01/2017 to 12/31/2017	$12.18698	$14.03307	15,537
01/01/2018 to 12/31/2018	$14.03307	$12.77648	16,088
AST RCM World Trends Portfolio
01/01/2009 to 12/31/2009	$7.29981	$8.77459	35,760
01/01/2010 to 12/31/2010	$8.77459	$9.56692	52,460
01/01/2011 to 12/31/2011	$9.56692	$9.15103	63,095
01/01/2012 to 12/31/2012	$9.15103	$9.83094	56,685
01/01/2013 to 12/31/2013	$9.83094	$10.76855	76,925
01/01/2014 to 12/31/2014	$10.76855	$11.02964	81,535
01/01/2015 to 12/31/2015	$11.02964	$10.72707	93,562
01/01/2016 to 12/31/2016	$10.72707	$10.95400	88,067
01/01/2017 to 12/31/2017	$10.95400	$12.40431	66,445
01/01/2018 to 12/31/2018	$12.40431	$11.12744	73,187
AST Small-Cap Growth Opportunities Portfolio
01/01/2009 to 12/31/2009	$5.83244	$7.53768	0
01/01/2010 to 12/31/2010	$7.53768	$9.73319	0
01/01/2011 to 12/31/2011	$9.73319	$8.23885	0
01/01/2012 to 12/31/2012	$8.23885	$9.63688	0
01/01/2013 to 12/31/2013	$9.63688	$13.21971	224
01/01/2014 to 12/31/2014	$13.21971	$13.51465	142
01/01/2015 to 12/31/2015	$13.51465	$13.34146	55
01/01/2016 to 12/31/2016	$13.34146	$13.99847	21
01/01/2017 to 12/31/2017	$13.99847	$17.41448	31
01/01/2018 to 12/31/2018	$17.41448	$15.12287	16
AST Small-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.50978	$8.49211	0
01/01/2010 to 12/31/2010	$8.49211	$11.28585	0
01/01/2011 to 12/31/2011	$11.28585	$10.88725	0
01/01/2012 to 12/31/2012	$10.88725	$11.89700	0
01/01/2013 to 12/31/2013	$11.89700	$15.66657	0
01/01/2014 to 12/31/2014	$15.66657	$15.84492	0
01/01/2015 to 12/31/2015	$15.84492	$15.55703	0
01/01/2016 to 12/31/2016	$15.55703	$16.98668	263
01/01/2017 to 12/31/2017	$16.98668	$20.50730	0
01/01/2018 to 12/31/2018	$20.50730	$18.29597	0
AST Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.54440	$8.09678	0
01/01/2010 to 12/31/2010	$8.09678	$9.93828	0
01/01/2011 to 12/31/2011	$9.93828	$9.10333	0
01/01/2012 to 12/31/2012	$9.10333	$10.47853	0
01/01/2013 to 12/31/2013	$10.47853	$14.02610	0
01/01/2014 to 12/31/2014	$14.02610	$14.38383	0
01/01/2015 to 12/31/2015	$14.38383	$13.40845	0
01/01/2016 to 12/31/2016	$13.40845	$16.87817	270
01/01/2017 to 12/31/2017	$16.87817	$17.65159	0
01/01/2018 to 12/31/2018	$17.65159	$14.25737	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.89154	$9.54357	1,025,524
01/01/2010 to 12/31/2010	$9.54357	$10.36977	964,801
01/01/2011 to 12/31/2011	$10.36977	$10.30287	928,642
01/01/2012 to 12/31/2012	$10.30287	$11.39102	976,707
01/01/2013 to 12/31/2013	$11.39102	$12.96501	1,128,196
01/01/2014 to 12/31/2014	$12.96501	$13.37293	1,065,121
01/01/2015 to 12/31/2015	$13.37293	$13.03314	1,129,807
01/01/2016 to 12/31/2016	$13.03314	$13.65546	1,085,077
01/01/2017 to 12/31/2017	$13.65546	$15.35362	918,257
01/01/2018 to 12/31/2018	$15.35362	$14.15826	822,474
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.34814	$9.48494	0
01/01/2010 to 12/31/2010	$9.48494	$10.70110	0
01/01/2011 to 12/31/2011	$10.70110	$10.24854	0
01/01/2012 to 12/31/2012	$10.24854	$11.73898	0
01/01/2013 to 12/31/2013	$11.73898	$16.47100	0
01/01/2014 to 12/31/2014	$16.47100	$17.38484	0
01/01/2015 to 12/31/2015	$17.38484	$18.55910	0
01/01/2016 to 12/31/2016	$18.55910	$18.56891	0
01/01/2017 to 12/31/2017	$18.56891	$24.94497	0
01/01/2018 to 12/31/2018	$24.94497	$25.23684	0
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.59020	$7.59232	0
01/01/2010 to 12/31/2010	$7.59232	$8.31666	0
01/01/2011 to 12/31/2011	$8.31666	$8.06236	0
01/01/2012 to 12/31/2012	$8.06236	$8.90649	0
01/01/2013 to 12/31/2013	$8.90649	$11.68121	0
01/01/2014 to 12/31/2014	$11.68121	$11.55690	0
01/01/2015 to 12/31/2015	$11.55690	$10.57585	0
01/01/2016 to 12/31/2016	$10.57585	$10.93480	0
01/01/2017 to 12/31/2017	$10.93480	$12.41663	0
01/01/2018 to 12/31/2018	$12.41663	$10.91984	0
AST T. Rowe Price Natural Resources Portfolio
01/01/2009 to 12/31/2009	$6.51197	$9.47441	0
01/01/2010 to 12/31/2010	$9.47441	$11.11788	0
01/01/2011 to 12/31/2011	$11.11788	$9.21533	0
01/01/2012 to 12/31/2012	$9.21533	$9.30174	0
01/01/2013 to 12/31/2013	$9.30174	$10.45535	0
01/01/2014 to 12/31/2014	$10.45535	$9.33362	0
01/01/2015 to 12/31/2015	$9.33362	$7.34188	0
01/01/2016 to 12/31/2016	$7.34188	$8.91353	0
01/01/2017 to 12/31/2017	$8.91353	$9.57902	0
01/01/2018 to 12/31/2018	$9.57902	$7.77649	0
AST Templeton Global Bond Portfolio
01/01/2009 to 12/31/2009	$10.38726	$11.34510	0
01/01/2010 to 12/31/2010	$11.34510	$11.68700	0
01/01/2011 to 12/31/2011	$11.68700	$11.85538	0
01/01/2012 to 12/31/2012	$11.85538	$12.15220	0
01/01/2013 to 12/31/2013	$12.15220	$11.39409	0
01/01/2014 to 12/31/2014	$11.39409	$11.16164	0
01/01/2015 to 12/31/2015	$11.16164	$10.37126	0
01/01/2016 to 12/31/2016	$10.37126	$10.54443	0
01/01/2017 to 12/31/2017	$10.54443	$10.48255	0
01/01/2018 to 12/31/2018	$10.48255	$10.41457	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.23685	$8.43848	0
01/01/2010 to 12/31/2010	$8.43848	$10.16154	0
01/01/2011 to 12/31/2011	$10.16154	$9.55795	0
01/01/2012 to 12/31/2012	$9.55795	$11.02487	0
01/01/2013 to 12/31/2013	$11.02487	$14.22184	392
01/01/2014 to 12/31/2014	$14.22184	$15.92860	243
01/01/2015 to 12/31/2015	$15.92860	$14.49182	99
01/01/2016 to 12/31/2016	$14.49182	$16.09458	36
01/01/2017 to 12/31/2017	$16.09458	$18.58586	59
01/01/2018 to 12/31/2018	$18.58586	$15.11148	33
AST Wellington Management Hedged Equity Portfolio
01/01/2009 to 12/31/2009	$6.34591	$7.93970	0
01/01/2010 to 12/31/2010	$7.93970	$8.86699	0
01/01/2011 to 12/31/2011	$8.86699	$8.33989	3,239
01/01/2012 to 12/31/2012	$8.33989	$9.01845	20,146
01/01/2013 to 12/31/2013	$9.01845	$10.58693	96,704
01/01/2014 to 12/31/2014	$10.58693	$10.88122	128,124
01/01/2015 to 12/31/2015	$10.88122	$10.53324	46,932
01/01/2016 to 12/31/2016	$10.53324	$10.93147	47,114
01/01/2017 to 12/31/2017	$10.93147	$12.09781	45,900
01/01/2018 to 12/31/2018	$12.09781	$11.19489	42,426
AST Western Asset Core Plus Bond Portfolio
01/01/2009 to 12/31/2009	$9.20434	$10.00948	0
01/01/2010 to 12/31/2010	$10.00948	$10.51144	0
01/01/2011 to 12/31/2011	$10.51144	$10.85741	0
01/01/2012 to 12/31/2012	$10.85741	$11.40720	0
01/01/2013 to 12/31/2013	$11.40720	$10.94684	482
01/01/2014 to 12/31/2014	$10.94684	$11.43181	327
01/01/2015 to 12/31/2015	$11.43181	$11.27435	133
01/01/2016 to 12/31/2016	$11.27435	$11.54968	439
01/01/2017 to 12/31/2017	$11.54968	$11.96206	90
01/01/2018 to 12/31/2018	$11.96206	$11.38770	50
*Denotes the start date of these sub-accounts

PREMIER X SERIES
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: Beneficiary Continuation Option - 1.00% Settlement Service Charge

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.36563	$9.06905	85,377
01/01/2010 to 12/31/2010	$9.06905	$10.05357	99,862
01/01/2011 to 12/31/2011	$10.05357	$9.68945	172,922
01/01/2012 to 12/31/2012	$9.68945	$10.79903	187,764
01/01/2013 to 12/31/2013	$10.79903	$11.75851	169,163
01/01/2014 to 12/31/2014	$11.75851	$12.08662	230,801
01/01/2015 to 12/31/2015	$12.08662	$11.58176	286,697
01/01/2016 to 12/31/2016	$11.58176	$12.19380	296,022
01/01/2017 to 12/31/2017	$12.19380	$13.59275	280,237
01/01/2018 to 12/31/2018	$13.59275	$12.36263	241,676
AST Advanced Strategies Portfolio
01/01/2009 to 12/31/2009	$7.53017	$9.40896	0
01/01/2010 to 12/31/2010	$9.40896	$10.59254	0
01/01/2011 to 12/31/2011	$10.59254	$10.49952	36,272
01/01/2012 to 12/31/2012	$10.49952	$11.81435	79,091
01/01/2013 to 12/31/2013	$11.81435	$13.63409	158,790
01/01/2014 to 12/31/2014	$13.63409	$14.32368	180,239
01/01/2015 to 12/31/2015	$14.32368	$14.29579	206,753
01/01/2016 to 12/31/2016	$14.29579	$15.16031	258,359
01/01/2017 to 12/31/2017	$15.16031	$17.55127	276,330
01/01/2018 to 12/31/2018	$17.55127	$16.35373	293,477
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99918	$11.69051	0
01/01/2014 to 12/31/2014	$11.69051	$13.09913	0
01/01/2015 to 12/31/2015	$13.09913	$13.19338	0
01/01/2016 to 12/31/2016	$13.19338	$14.46107	0
01/01/2017 to 12/31/2017	$14.46107	$17.48760	0
01/01/2018 to 12/31/2018	$17.48760	$15.90533	0
AST Balanced Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.66698	$9.35958	160,708
01/01/2010 to 12/31/2010	$9.35958	$10.40804	226,307
01/01/2011 to 12/31/2011	$10.40804	$10.17985	366,569
01/01/2012 to 12/31/2012	$10.17985	$11.33645	524,542
01/01/2013 to 12/31/2013	$11.33645	$13.20498	566,259
01/01/2014 to 12/31/2014	$13.20498	$13.92690	843,587
01/01/2015 to 12/31/2015	$13.92690	$13.85466	1,049,212
01/01/2016 to 12/31/2016	$13.85466	$14.58164	1,373,384
01/01/2017 to 12/31/2017	$14.58164	$16.58958	1,583,679
01/01/2018 to 12/31/2018	$16.58958	$15.61408	1,661,615
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99918	$9.20827	0
01/01/2012 to 12/31/2012	$9.20827	$10.20156	0
01/01/2013 to 12/31/2013	$10.20156	$11.19672	0
01/01/2014 to 12/31/2014	$11.19672	$11.62858	0
01/01/2015 to 12/31/2015	$11.62858	$11.16796	0
01/01/2016 to 12/31/2016	$11.16796	$11.82721	0
01/01/2017 to 12/31/2017	$11.82721	$13.18731	0
01/01/2018 to 12/31/2018	$13.18731	$12.36688	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Low Duration Bond Portfolio
01/01/2009 to 12/31/2009	$10.48603	$11.44430	46,373
01/01/2010 to 12/31/2010	$11.44430	$11.77276	96,945
01/01/2011 to 12/31/2011	$11.77276	$11.91843	101,716
01/01/2012 to 12/31/2012	$11.91843	$12.35443	57,567
01/01/2013 to 12/31/2013	$12.35443	$11.96593	61,513
01/01/2014 to 12/31/2014	$11.96593	$11.83586	56,087
01/01/2015 to 12/31/2015	$11.83586	$11.77554	95,573
01/01/2016 to 12/31/2016	$11.77554	$11.85025	101,282
01/01/2017 to 12/31/2017	$11.85025	$11.93304	177,391
01/01/2018 to 12/31/2018	$11.93304	$11.90270	280,925
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2009 to 12/31/2009	$10.21988	$11.79093	23,401
01/01/2010 to 12/31/2010	$11.79093	$12.57524	35,839
01/01/2011 to 12/31/2011	$12.57524	$12.84647	42,310
01/01/2012 to 12/31/2012	$12.84647	$13.90489	141,041
01/01/2013 to 12/31/2013	$13.90489	$13.51422	157,940
01/01/2014 to 12/31/2014	$13.51422	$13.94662	156,494
01/01/2015 to 12/31/2015	$13.94662	$13.51743	159,560
01/01/2016 to 12/31/2016	$13.51743	$13.94960	163,286
01/01/2017 to 12/31/2017	$13.94960	$14.41424	156,940
01/01/2018 to 12/31/2018	$14.41424	$14.17661	155,240
AST Capital Growth Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.09376	$8.80257	75,060
01/01/2010 to 12/31/2010	$8.80257	$9.88109	85,112
01/01/2011 to 12/31/2011	$9.88109	$9.54594	115,629
01/01/2012 to 12/31/2012	$9.54594	$10.74833	85,759
01/01/2013 to 12/31/2013	$10.74833	$13.05551	147,135
01/01/2014 to 12/31/2014	$13.05551	$13.83039	261,580
01/01/2015 to 12/31/2015	$13.83039	$13.76649	412,131
01/01/2016 to 12/31/2016	$13.76649	$14.56220	531,059
01/01/2017 to 12/31/2017	$14.56220	$16.99771	642,736
01/01/2018 to 12/31/2018	$16.99771	$15.78215	717,176
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99918	$11.72984	0
01/01/2014 to 12/31/2014	$11.72984	$13.19431	0
01/01/2015 to 12/31/2015	$13.19431	$12.59712	0
01/01/2016 to 12/31/2016	$12.59712	$14.33024	0
01/01/2017 to 12/31/2017	$14.33024	$16.79984	0
01/01/2018 to 12/31/2018	$16.79984	$15.84008	0
AST Cohen & Steers Realty Portfolio
01/01/2009 to 12/31/2009	$5.02371	$6.56219	2,370
01/01/2010 to 12/31/2010	$6.56219	$8.36127	3,255
01/01/2011 to 12/31/2011	$8.36127	$8.82419	4,845
01/01/2012 to 12/31/2012	$8.82419	$10.07765	33,808
01/01/2013 to 12/31/2013	$10.07765	$10.29050	28,693
01/01/2014 to 12/31/2014	$10.29050	$13.33818	33,765
01/01/2015 to 12/31/2015	$13.33818	$13.84584	49,429
01/01/2016 to 12/31/2016	$13.84584	$14.36896	61,695
01/01/2017 to 12/31/2017	$14.36896	$15.11555	58,323
01/01/2018 to 12/31/2018	$15.11555	$14.25356	59,512

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Fidelity Institutional AM® Quantitative Portfolio
formerly,AST FI Pyramis® Quantitative Portfolio
01/01/2009 to 12/31/2009	$6.98618	$8.56682	35,985
01/01/2010 to 12/31/2010	$8.56682	$9.70021	34,782
01/01/2011 to 12/31/2011	$9.70021	$9.45972	70,843
01/01/2012 to 12/31/2012	$9.45972	$10.36217	125,844
01/01/2013 to 12/31/2013	$10.36217	$11.77393	141,532
01/01/2014 to 12/31/2014	$11.77393	$12.02477	146,745
01/01/2015 to 12/31/2015	$12.02477	$12.02372	175,869
01/01/2016 to 12/31/2016	$12.02372	$12.41117	191,548
01/01/2017 to 12/31/2017	$12.41117	$14.31272	207,742
01/01/2018 to 12/31/2018	$14.31272	$13.07285	192,111
AST Global Real Estate Portfolio
01/01/2009 to 12/31/2009	$6.13224	$8.20276	146
01/01/2010 to 12/31/2010	$8.20276	$9.76197	137
01/01/2011 to 12/31/2011	$9.76197	$9.17833	541
01/01/2012 to 12/31/2012	$9.17833	$11.52315	1,910
01/01/2013 to 12/31/2013	$11.52315	$11.90508	5,835
01/01/2014 to 12/31/2014	$11.90508	$13.42844	9,633
01/01/2015 to 12/31/2015	$13.42844	$13.28358	9,943
01/01/2016 to 12/31/2016	$13.28358	$13.26990	23,866
01/01/2017 to 12/31/2017	$13.26990	$14.56915	23,573
01/01/2018 to 12/31/2018	$14.56915	$13.74481	23,009
AST Goldman Sachs Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.23634	$7.35950	6,458
01/01/2010 to 12/31/2010	$7.35950	$8.22556	5,948
01/01/2011 to 12/31/2011	$8.22556	$7.69478	7,670
01/01/2012 to 12/31/2012	$7.69478	$9.11684	17,500
01/01/2013 to 12/31/2013	$9.11684	$12.05440	27,352
01/01/2014 to 12/31/2014	$12.05440	$13.50241	43,345
01/01/2015 to 12/31/2015	$13.50241	$12.75099	179,262
01/01/2016 to 12/31/2016	$12.75099	$14.08203	149,738
01/01/2017 to 12/31/2017	$14.08203	$15.30187	181,023
01/01/2018 to 12/31/2018	$15.30187	$13.85772	178,433
AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.73541	$10.47635	231
01/01/2010 to 12/31/2010	$10.47635	$12.42903	782
01/01/2011 to 12/31/2011	$12.42903	$11.93976	1,490
01/01/2012 to 12/31/2012	$11.93976	$14.14015	10,307
01/01/2013 to 12/31/2013	$14.14015	$18.50694	16,778
01/01/2014 to 12/31/2014	$18.50694	$20.43596	21,586
01/01/2015 to 12/31/2015	$20.43596	$19.08331	59,327
01/01/2016 to 12/31/2016	$19.08331	$19.20543	63,514
01/01/2017 to 12/31/2017	$19.20543	$24.16719	79,947
01/01/2018 to 12/31/2018	$24.16719	$22.88626	98,056
AST Goldman Sachs Multi-Asset Portfolio
01/01/2009 to 12/31/2009	$7.64998	$9.34543	2,369
01/01/2010 to 12/31/2010	$9.34543	$10.32606	7,551
01/01/2011 to 12/31/2011	$10.32606	$10.17206	13,151
01/01/2012 to 12/31/2012	$10.17206	$11.09154	67,208
01/01/2013 to 12/31/2013	$11.09154	$12.06017	27,028
01/01/2014 to 12/31/2014	$12.06017	$12.42331	62,516
01/01/2015 to 12/31/2015	$12.42331	$12.18843	73,646
01/01/2016 to 12/31/2016	$12.18843	$12.70214	98,929
01/01/2017 to 12/31/2017	$12.70214	$14.12146	96,526
01/01/2018 to 12/31/2018	$14.12146	$12.99418	83,476

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.66279	$9.62383	517
01/01/2010 to 12/31/2010	$9.62383	$12.07909	1,114
01/01/2011 to 12/31/2011	$12.07909	$12.11532	1,906
01/01/2012 to 12/31/2012	$12.11532	$13.87726	4,328
01/01/2013 to 12/31/2013	$13.87726	$19.07270	10,593
01/01/2014 to 12/31/2014	$19.07270	$20.24314	14,911
01/01/2015 to 12/31/2015	$20.24314	$18.94153	28,415
01/01/2016 to 12/31/2016	$18.94153	$23.31383	35,607
01/01/2017 to 12/31/2017	$23.31383	$25.89693	38,501
01/01/2018 to 12/31/2018	$25.89693	$22.03326	44,443
AST Government Money Market Portfolio
01/01/2009 to 12/31/2009	$10.45357	$10.37528	8,118
01/01/2010 to 12/31/2010	$10.37528	$10.27485	23,603
01/01/2011 to 12/31/2011	$10.27485	$10.17598	28,226
01/01/2012 to 12/31/2012	$10.17598	$10.07626	137,020
01/01/2013 to 12/31/2013	$10.07626	$9.97714	122,291
01/01/2014 to 12/31/2014	$9.97714	$9.87852	250,708
01/01/2015 to 12/31/2015	$9.87852	$9.78032	270,947
01/01/2016 to 12/31/2016	$9.78032	$9.68399	281,767
01/01/2017 to 12/31/2017	$9.68399	$9.62117	396,090
01/01/2018 to 12/31/2018	$9.62117	$9.64920	275,729
AST High Yield Portfolio
01/01/2009 to 12/31/2009	$7.34697	$9.86035	3,032
01/01/2010 to 12/31/2010	$9.86035	$11.08074	18,004
01/01/2011 to 12/31/2011	$11.08074	$11.31919	24,364
01/01/2012 to 12/31/2012	$11.31919	$12.76194	53,227
01/01/2013 to 12/31/2013	$12.76194	$13.54280	47,007
01/01/2014 to 12/31/2014	$13.54280	$13.75166	62,152
01/01/2015 to 12/31/2015	$13.75166	$13.13027	80,541
01/01/2016 to 12/31/2016	$13.13027	$15.00201	109,170
01/01/2017 to 12/31/2017	$15.00201	$15.96360	109,039
01/01/2018 to 12/31/2018	$15.96360	$15.49079	124,974
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$5.70314	$6.74404	0
01/01/2010 to 12/31/2010	$6.74404	$7.55590	197
01/01/2011 to 12/31/2011	$7.55590	$7.16817	1,094
01/01/2012 to 12/31/2012	$7.16817	$8.29561	14,852
01/01/2013 to 12/31/2013	$8.29561	$11.48738	31,898
01/01/2014 to 12/31/2014	$11.48738	$12.93708	42,358
01/01/2015 to 12/31/2015	$12.93708	$11.80525	49,990
01/01/2016 to 12/31/2016	$11.80525	$14.01298	61,709
01/01/2017 to 12/31/2017	$14.01298	$16.53743	85,467
01/01/2018 to 12/31/2018	$16.53743	$14.05575	103,948
AST International Growth Portfolio
01/01/2009 to 12/31/2009	$5.93863	$7.95483	448
01/01/2010 to 12/31/2010	$7.95483	$9.01789	458
01/01/2011 to 12/31/2011	$9.01789	$7.77483	437
01/01/2012 to 12/31/2012	$7.77483	$9.26557	8,321
01/01/2013 to 12/31/2013	$9.26557	$10.92201	15,690
01/01/2014 to 12/31/2014	$10.92201	$10.21646	15,533
01/01/2015 to 12/31/2015	$10.21646	$10.43383	19,369
01/01/2016 to 12/31/2016	$10.43383	$9.94030	16,568
01/01/2017 to 12/31/2017	$9.94030	$13.32866	20,148
01/01/2018 to 12/31/2018	$13.32866	$11.43688	25,328

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST International Value Portfolio
01/01/2009 to 12/31/2009	$6.45950	$8.34615	0
01/01/2010 to 12/31/2010	$8.34615	$9.17929	607
01/01/2011 to 12/31/2011	$9.17929	$7.94794	1,773
01/01/2012 to 12/31/2012	$7.94794	$9.18156	3,131
01/01/2013 to 12/31/2013	$9.18156	$10.86035	7,431
01/01/2014 to 12/31/2014	$10.86035	$10.03208	9,404
01/01/2015 to 12/31/2015	$10.03208	$10.01389	11,194
01/01/2016 to 12/31/2016	$10.01389	$9.97240	10,720
01/01/2017 to 12/31/2017	$9.97240	$12.12628	12,615
01/01/2018 to 12/31/2018	$12.12628	$10.06836	9,185
AST J.P. Morgan Global Thematic Portfolio
01/01/2009 to 12/31/2009	$7.17178	$8.99427	0
01/01/2010 to 12/31/2010	$8.99427	$10.13569	0
01/01/2011 to 12/31/2011	$10.13569	$9.97825	1,208
01/01/2012 to 12/31/2012	$9.97825	$11.22134	27,647
01/01/2013 to 12/31/2013	$11.22134	$12.91910	27,963
01/01/2014 to 12/31/2014	$12.91910	$13.60521	34,332
01/01/2015 to 12/31/2015	$13.60521	$13.32949	53,555
01/01/2016 to 12/31/2016	$13.32949	$13.88622	58,208
01/01/2017 to 12/31/2017	$13.88622	$16.08024	65,148
01/01/2018 to 12/31/2018	$16.08024	$14.74659	61,814
AST J.P. Morgan International Equity Portfolio
01/01/2009 to 12/31/2009	$6.37232	$8.57302	10,158
01/01/2010 to 12/31/2010	$8.57302	$9.09678	10,379
01/01/2011 to 12/31/2011	$9.09678	$8.18270	11,011
01/01/2012 to 12/31/2012	$8.18270	$9.87658	14,182
01/01/2013 to 12/31/2013	$9.87658	$11.28094	28,745
01/01/2014 to 12/31/2014	$11.28094	$10.45830	71,525
01/01/2015 to 12/31/2015	$10.45830	$10.06541	106,352
01/01/2016 to 12/31/2016	$10.06541	$10.15840	111,320
01/01/2017 to 12/31/2017	$10.15840	$13.03844	128,328
01/01/2018 to 12/31/2018	$13.03844	$10.65367	196,763
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2009 to 12/31/2009	$8.29858	$10.02568	41,174
01/01/2010 to 12/31/2010	$10.02568	$10.65289	41,076
01/01/2011 to 12/31/2011	$10.65289	$10.57215	44,156
01/01/2012 to 12/31/2012	$10.57215	$11.58947	68,595
01/01/2013 to 12/31/2013	$11.58947	$12.74066	67,156
01/01/2014 to 12/31/2014	$12.74066	$13.30181	88,614
01/01/2015 to 12/31/2015	$13.30181	$13.14611	89,830
01/01/2016 to 12/31/2016	$13.14611	$13.51574	125,636
01/01/2017 to 12/31/2017	$13.51574	$15.00708	141,975
01/01/2018 to 12/31/2018	$15.00708	$14.09612	134,968
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08457	$10.29963	0
01/01/2010 to 12/31/2010	$10.29963	$11.35164	0
01/01/2011 to 12/31/2011	$11.35164	$11.31377	0
01/01/2012 to 12/31/2012	$11.31377	$12.90295	518
01/01/2013 to 12/31/2013	$12.90295	$17.43738	5,435
01/01/2014 to 12/31/2014	$17.43738	$18.90555	8,490
01/01/2015 to 12/31/2015	$18.90555	$20.70893	10,511
01/01/2016 to 12/31/2016	$20.70893	$20.20390	10,182
01/01/2017 to 12/31/2017	$20.20390	$27.17167	14,178
01/01/2018 to 12/31/2018	$27.17167	$26.46778	16,937

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.40005	$8.22241	6,687
01/01/2010 to 12/31/2010	$8.22241	$9.74903	6,413
01/01/2011 to 12/31/2011	$9.74903	$9.56442	5,154
01/01/2012 to 12/31/2012	$9.56442	$10.63120	48,310
01/01/2013 to 12/31/2013	$10.63120	$14.37959	35,153
01/01/2014 to 12/31/2014	$14.37959	$15.74482	73,599
01/01/2015 to 12/31/2015	$15.74482	$17.15902	82,680
01/01/2016 to 12/31/2016	$17.15902	$17.93663	79,915
01/01/2017 to 12/31/2017	$17.93663	$23.61802	104,767
01/01/2018 to 12/31/2018	$23.61802	$22.75449	128,715
AST MFS Global Equity Portfolio
01/01/2009 to 12/31/2009	$7.15759	$9.31966	15,605
01/01/2010 to 12/31/2010	$9.31966	$10.33903	12,339
01/01/2011 to 12/31/2011	$10.33903	$9.91614	18,473
01/01/2012 to 12/31/2012	$9.91614	$12.08368	28,565
01/01/2013 to 12/31/2013	$12.08368	$15.27018	35,474
01/01/2014 to 12/31/2014	$15.27018	$15.66783	48,968
01/01/2015 to 12/31/2015	$15.66783	$15.28549	63,770
01/01/2016 to 12/31/2016	$15.28549	$16.21071	73,574
01/01/2017 to 12/31/2017	$16.21071	$19.87703	102,439
01/01/2018 to 12/31/2018	$19.87703	$17.79928	108,751
AST MFS Growth Portfolio
01/01/2009 to 12/31/2009	$7.31108	$8.99798	3,010
01/01/2010 to 12/31/2010	$8.99798	$10.04775	2,559
01/01/2011 to 12/31/2011	$10.04775	$9.88927	3,386
01/01/2012 to 12/31/2012	$9.88927	$11.46400	5,224
01/01/2013 to 12/31/2013	$11.46400	$15.51686	16,702
01/01/2014 to 12/31/2014	$15.51686	$16.70138	32,940
01/01/2015 to 12/31/2015	$16.70138	$17.73141	52,858
01/01/2016 to 12/31/2016	$17.73141	$17.89169	66,755
01/01/2017 to 12/31/2017	$17.89169	$23.15489	77,695
01/01/2018 to 12/31/2018	$23.15489	$23.41734	98,238
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99918	$10.22213	0
01/01/2013 to 12/31/2013	$10.22213	$13.61300	0
01/01/2014 to 12/31/2014	$13.61300	$14.85534	0
01/01/2015 to 12/31/2015	$14.85534	$14.60187	0
01/01/2016 to 12/31/2016	$14.60187	$16.40135	0
01/01/2017 to 12/31/2017	$16.40135	$19.05506	0
01/01/2018 to 12/31/2018	$19.05506	$16.95049	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$5.86395	$8.16575	10,813
01/01/2010 to 12/31/2010	$8.16575	$9.97960	10,171
01/01/2011 to 12/31/2011	$9.97960	$9.63540	10,393
01/01/2012 to 12/31/2012	$9.63540	$11.17393	15,841
01/01/2013 to 12/31/2013	$11.17393	$15.71072	36,628
01/01/2014 to 12/31/2014	$15.71072	$17.77178	44,348
01/01/2015 to 12/31/2015	$17.77178	$16.60400	54,248
01/01/2016 to 12/31/2016	$16.60400	$19.43671	60,770
01/01/2017 to 12/31/2017	$19.43671	$21.89837	74,157
01/01/2018 to 12/31/2018	$21.89837	$18.11547	87,816

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99918	$10.37057	16,117
01/01/2013 to 12/31/2013	$10.37057	$12.20998	8,126
01/01/2014 to 12/31/2014	$12.20998	$12.71038	13,083
01/01/2015 to 12/31/2015	$12.71038	$12.42824	15,806
01/01/2016 to 12/31/2016	$12.42824	$12.83725	25,969
01/01/2017 to 12/31/2017	$12.83725	$14.80668	26,954
01/01/2018 to 12/31/2018	$14.80668	$13.44632	22,681
AST Parametric Emerging Markets Equity Portfolio
01/01/2009 to 12/31/2009	$5.59093	$9.21761	129
01/01/2010 to 12/31/2010	$9.21761	$11.15868	125
01/01/2011 to 12/31/2011	$11.15868	$8.80869	2,616
01/01/2012 to 12/31/2012	$8.80869	$10.28504	3,295
01/01/2013 to 12/31/2013	$10.28504	$10.20593	18,822
01/01/2014 to 12/31/2014	$10.20593	$9.63174	22,153
01/01/2015 to 12/31/2015	$9.63174	$7.94129	23,602
01/01/2016 to 12/31/2016	$7.94129	$8.83470	26,731
01/01/2017 to 12/31/2017	$8.83470	$11.05480	36,278
01/01/2018 to 12/31/2018	$11.05480	$9.40746	33,283
AST Preservation Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.57497	$10.19125	87,454
01/01/2010 to 12/31/2010	$10.19125	$11.15697	108,923
01/01/2011 to 12/31/2011	$11.15697	$11.15675	207,615
01/01/2012 to 12/31/2012	$11.15675	$12.19226	449,309
01/01/2013 to 12/31/2013	$12.19226	$13.18351	433,397
01/01/2014 to 12/31/2014	$13.18351	$13.80684	626,045
01/01/2015 to 12/31/2015	$13.80684	$13.68969	718,355
01/01/2016 to 12/31/2016	$13.68969	$14.30327	825,544
01/01/2017 to 12/31/2017	$14.30327	$15.59655	983,931
01/01/2018 to 12/31/2018	$15.59655	$15.00285	894,586
AST Prudential Growth Allocation Portfolio
01/01/2009 to 12/31/2009	$6.56949	$8.19394	29,491
01/01/2010 to 12/31/2010	$8.19394	$9.65573	34,201
01/01/2011 to 12/31/2011	$9.65573	$8.96603	49,820
01/01/2012 to 12/31/2012	$8.96603	$10.02421	61,112
01/01/2013 to 12/31/2013	$10.02421	$11.61472	94,352
01/01/2014 to 12/31/2014	$11.61472	$12.55744	195,413
01/01/2015 to 12/31/2015	$12.55744	$12.35696	264,830
01/01/2016 to 12/31/2016	$12.35696	$13.46983	281,928
01/01/2017 to 12/31/2017	$13.46983	$15.48350	579,941
01/01/2018 to 12/31/2018	$15.48350	$14.16509	601,960
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99918	$11.73020	0
01/01/2014 to 12/31/2014	$11.73020	$13.38423	0
01/01/2015 to 12/31/2015	$13.38423	$13.45615	0
01/01/2016 to 12/31/2016	$13.45615	$14.76943	0
01/01/2017 to 12/31/2017	$14.76943	$17.75463	0
01/01/2018 to 12/31/2018	$17.75463	$16.32087	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST QMA US Equity Alpha Portfolio
01/01/2009 to 12/31/2009	$6.29304	$7.59041	0
01/01/2010 to 12/31/2010	$7.59041	$8.64622	0
01/01/2011 to 12/31/2011	$8.64622	$8.85664	491
01/01/2012 to 12/31/2012	$8.85664	$10.41779	1,912
01/01/2013 to 12/31/2013	$10.41779	$13.65949	8,717
01/01/2014 to 12/31/2014	$13.65949	$15.85219	20,322
01/01/2015 to 12/31/2015	$15.85219	$16.17865	28,273
01/01/2016 to 12/31/2016	$16.17865	$18.39686	44,915
01/01/2017 to 12/31/2017	$18.39686	$22.26804	47,201
01/01/2018 to 12/31/2018	$22.26804	$20.23491	57,393
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99918	$8.93992	0
01/01/2012 to 12/31/2012	$8.93992	$10.01604	21,087
01/01/2013 to 12/31/2013	$10.01604	$12.13798	25,309
01/01/2014 to 12/31/2014	$12.13798	$12.79898	15,325
01/01/2015 to 12/31/2015	$12.79898	$12.69136	93,053
01/01/2016 to 12/31/2016	$12.69136	$13.36031	201,968
01/01/2017 to 12/31/2017	$13.36031	$15.63441	221,992
01/01/2018 to 12/31/2018	$15.63441	$14.46842	278,782
AST RCM World Trends Portfolio
01/01/2009 to 12/31/2009	$7.37971	$9.01552	0
01/01/2010 to 12/31/2010	$9.01552	$9.99007	0
01/01/2011 to 12/31/2011	$9.99007	$9.71160	5,942
01/01/2012 to 12/31/2012	$9.71160	$10.60403	50,477
01/01/2013 to 12/31/2013	$10.60403	$11.80510	62,149
01/01/2014 to 12/31/2014	$11.80510	$12.28896	69,809
01/01/2015 to 12/31/2015	$12.28896	$12.14719	72,169
01/01/2016 to 12/31/2016	$12.14719	$12.60617	100,956
01/01/2017 to 12/31/2017	$12.60617	$14.50774	139,717
01/01/2018 to 12/31/2018	$14.50774	$13.22832	137,096
AST Small-Cap Growth Opportunities Portfolio
01/01/2009 to 12/31/2009	$6.04442	$7.93932	3,166
01/01/2010 to 12/31/2010	$7.93932	$10.41905	2,949
01/01/2011 to 12/31/2011	$10.41905	$8.96343	2,264
01/01/2012 to 12/31/2012	$8.96343	$10.65604	9,161
01/01/2013 to 12/31/2013	$10.65604	$14.85632	15,705
01/01/2014 to 12/31/2014	$14.85632	$15.43593	19,852
01/01/2015 to 12/31/2015	$15.43593	$15.48715	29,778
01/01/2016 to 12/31/2016	$15.48715	$16.51462	32,216
01/01/2017 to 12/31/2017	$16.51462	$20.87920	46,248
01/01/2018 to 12/31/2018	$20.87920	$18.42985	62,800
AST Small-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.73693	$8.93194	0
01/01/2010 to 12/31/2010	$8.93194	$12.06406	0
01/01/2011 to 12/31/2011	$12.06406	$11.82778	819
01/01/2012 to 12/31/2012	$11.82778	$13.13644	5,376
01/01/2013 to 12/31/2013	$13.13644	$17.58113	12,287
01/01/2014 to 12/31/2014	$17.58113	$18.07191	13,769
01/01/2015 to 12/31/2015	$18.07191	$18.03357	12,680
01/01/2016 to 12/31/2016	$18.03357	$20.01168	20,627
01/01/2017 to 12/31/2017	$20.01168	$24.55270	24,216
01/01/2018 to 12/31/2018	$24.55270	$22.26553	15,944

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.56669	$8.25723	0
01/01/2010 to 12/31/2010	$8.25723	$10.30053	0
01/01/2011 to 12/31/2011	$10.30053	$9.58913	680
01/01/2012 to 12/31/2012	$9.58913	$11.21832	7,416
01/01/2013 to 12/31/2013	$11.21832	$15.26149	17,249
01/01/2014 to 12/31/2014	$15.26149	$15.90635	18,760
01/01/2015 to 12/31/2015	$15.90635	$15.07015	20,694
01/01/2016 to 12/31/2016	$15.07015	$19.27868	20,881
01/01/2017 to 12/31/2017	$19.27868	$20.49063	31,112
01/01/2018 to 12/31/2018	$20.49063	$16.82275	44,188
AST T. Rowe Price Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.75653	$9.53361	42,393
01/01/2010 to 12/31/2010	$9.53361	$10.52807	33,991
01/01/2011 to 12/31/2011	$10.52807	$10.63067	60,944
01/01/2012 to 12/31/2012	$10.63067	$11.94592	170,982
01/01/2013 to 12/31/2013	$11.94592	$13.81861	463,674
01/01/2014 to 12/31/2014	$13.81861	$14.48626	626,426
01/01/2015 to 12/31/2015	$14.48626	$14.34890	810,547
01/01/2016 to 12/31/2016	$14.34890	$15.27883	843,845
01/01/2017 to 12/31/2017	$15.27883	$17.45860	944,414
01/01/2018 to 12/31/2018	$17.45860	$16.36414	1,089,691
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.43744	$9.77555	3,241
01/01/2010 to 12/31/2010	$9.77555	$11.20897	3,920
01/01/2011 to 12/31/2011	$11.20897	$10.91000	4,699
01/01/2012 to 12/31/2012	$10.91000	$12.70117	19,767
01/01/2013 to 12/31/2013	$12.70117	$18.11188	40,364
01/01/2014 to 12/31/2014	$18.11188	$19.42910	54,961
01/01/2015 to 12/31/2015	$19.42910	$21.08029	51,404
01/01/2016 to 12/31/2016	$21.08029	$21.43515	65,202
01/01/2017 to 12/31/2017	$21.43515	$29.26401	69,075
01/01/2018 to 12/31/2018	$29.26401	$30.09300	84,325
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.32963	$7.41124	0
01/01/2010 to 12/31/2010	$7.41124	$8.25078	0
01/01/2011 to 12/31/2011	$8.25078	$8.12903	4,250
01/01/2012 to 12/31/2012	$8.12903	$9.12709	14,114
01/01/2013 to 12/31/2013	$9.12709	$12.16608	25,451
01/01/2014 to 12/31/2014	$12.16608	$12.23327	30,161
01/01/2015 to 12/31/2015	$12.23327	$11.37778	29,175
01/01/2016 to 12/31/2016	$11.37778	$11.95569	29,680
01/01/2017 to 12/31/2017	$11.95569	$13.79697	56,686
01/01/2018 to 12/31/2018	$13.79697	$12.33326	110,849
AST T. Rowe Price Natural Resources Portfolio
01/01/2009 to 12/31/2009	$6.90317	$10.20784	15,445
01/01/2010 to 12/31/2010	$10.20784	$12.17409	13,337
01/01/2011 to 12/31/2011	$12.17409	$10.25550	19,083
01/01/2012 to 12/31/2012	$10.25550	$10.52125	16,869
01/01/2013 to 12/31/2013	$10.52125	$12.01930	30,337
01/01/2014 to 12/31/2014	$12.01930	$10.90540	40,792
01/01/2015 to 12/31/2015	$10.90540	$8.71869	53,185
01/01/2016 to 12/31/2016	$8.71869	$10.75741	93,994
01/01/2017 to 12/31/2017	$10.75741	$11.74892	94,161
01/01/2018 to 12/31/2018	$11.74892	$9.69486	85,217

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Templeton Global Bond Portfolio
01/01/2009 to 12/31/2009	$10.36499	$11.50569	10,277
01/01/2010 to 12/31/2010	$11.50569	$12.04612	11,386
01/01/2011 to 12/31/2011	$12.04612	$12.41886	12,041
01/01/2012 to 12/31/2012	$12.41886	$12.93840	11,281
01/01/2013 to 12/31/2013	$12.93840	$12.32953	16,494
01/01/2014 to 12/31/2014	$12.32953	$12.27550	29,219
01/01/2015 to 12/31/2015	$12.27550	$11.59268	53,393
01/01/2016 to 12/31/2016	$11.59268	$11.97824	55,376
01/01/2017 to 12/31/2017	$11.97824	$12.10197	88,441
01/01/2018 to 12/31/2018	$12.10197	$12.22110	85,984
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.19415	$8.51751	0
01/01/2010 to 12/31/2010	$8.51751	$10.42410	0
01/01/2011 to 12/31/2011	$10.42410	$9.96483	972
01/01/2012 to 12/31/2012	$9.96483	$11.68256	7,983
01/01/2013 to 12/31/2013	$11.68256	$15.31633	5,233
01/01/2014 to 12/31/2014	$15.31633	$17.43481	8,434
01/01/2015 to 12/31/2015	$17.43481	$16.12146	25,811
01/01/2016 to 12/31/2016	$16.12146	$18.19606	25,555
01/01/2017 to 12/31/2017	$18.19606	$21.35480	27,034
01/01/2018 to 12/31/2018	$21.35480	$17.64836	28,454
AST Wellington Management Hedged Equity Portfolio
01/01/2009 to 12/31/2009	$6.31035	$8.02421	13,667
01/01/2010 to 12/31/2010	$8.02421	$9.10752	13,459
01/01/2011 to 12/31/2011	$9.10752	$8.70580	20,325
01/01/2012 to 12/31/2012	$8.70580	$9.56832	21,025
01/01/2013 to 12/31/2013	$9.56832	$11.41596	32,813
01/01/2014 to 12/31/2014	$11.41596	$11.92516	51,705
01/01/2015 to 12/31/2015	$11.92516	$11.73237	76,182
01/01/2016 to 12/31/2016	$11.73237	$12.37437	94,590
01/01/2017 to 12/31/2017	$12.37437	$13.91758	107,900
01/01/2018 to 12/31/2018	$13.91758	$13.09050	100,403
AST Western Asset Core Plus Bond Portfolio
01/01/2009 to 12/31/2009	$9.37351	$10.35999	3,687
01/01/2010 to 12/31/2010	$10.35999	$11.05727	3,593
01/01/2011 to 12/31/2011	$11.05727	$11.60740	6,542
01/01/2012 to 12/31/2012	$11.60740	$12.39484	37,608
01/01/2013 to 12/31/2013	$12.39484	$12.08896	36,684
01/01/2014 to 12/31/2014	$12.08896	$12.83064	48,572
01/01/2015 to 12/31/2015	$12.83064	$12.86080	60,874
01/01/2016 to 12/31/2016	$12.86080	$13.38950	106,795
01/01/2017 to 12/31/2017	$13.38950	$14.09350	107,980
01/01/2018 to 12/31/2018	$14.09350	$13.63727	340,141
*Denotes the start date of these sub-accounts

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2018

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
ASSETS
Investment in the portfolios, at fair value	$77,266,902	$123,735,475	$145,112,485	$9,282,816	$11,290,466
Net Assets	$77,266,902	$123,735,475	$145,112,485	$9,282,816	$11,290,466

NET ASSETS, representing:
Accumulation units	$77,266,902	$123,735,475	$145,112,485	$9,282,816	$11,290,466
	$77,266,902	$123,735,475	$145,112,485	$9,282,816	$11,290,466

Units outstanding	68,161,725	45,952,779	42,505,671	2,931,959	3,926,067

Portfolio shares held	7,726,690	9,431,058	2,960,271	324,234	426,055
Portfolio net asset value per share	$10.00	$13.12	$49.02	$28.63	$26.50
Investment in portfolio shares, at cost	$77,266,902	$105,403,087	$80,859,007	$5,692,145	$6,714,592

STATEMENTS OF OPERATIONS
For the period ended December 31, 2018

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

INVESTMENT INCOME
Dividend income	$1,187,691	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	1,153,995	1,837,732	2,522,005	147,673	180,128
NET INVESTMENT INCOME (LOSS)	33,696	(1,837,732)	(2,522,005)	(147,673)	(180,128)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	2,467,226	13,380,820	618,353	1,042,019
Net change in unrealized appreciation (depreciation) on investments	—	(2,921,368)	(19,531,080)	(1,005,978)	(1,317,844)
NET GAIN (LOSS) ON INVESTMENTS	—	(454,142)	(6,150,260)	(387,625)	(275,825)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$33,696	$(2,291,874)	$(8,672,265)	$(535,298)	$(455,953)

The accompanying notes are an integral part of these financial statements.
A 1

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2018

	SUBACCOUNTS
	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio (Class I)	Prudential Stock Index Portfolio	Prudential Global Portfolio
ASSETS
Investment in the portfolios, at fair value	$184,022,407	$121,952,647	$2,427,673	$255,596,924	$46,310,425
Net Assets	$184,022,407	$121,952,647	$2,427,673	$255,596,924	$46,310,425

NET ASSETS, representing:
Accumulation units	$184,022,407	$121,952,647	$2,427,673	$255,596,924	$46,310,425
	$184,022,407	$121,952,647	$2,427,673	$255,596,924	$46,310,425

Units outstanding	61,202,859	25,232,505	567,488	72,391,992	17,862,656

Portfolio shares held	6,445,618	24,587,227	110,399	4,512,658	1,455,387
Portfolio net asset value per share	$28.55	$4.96	$21.99	$56.64	$31.82
Investment in portfolio shares, at cost	$123,403,432	$129,133,984	$3,725,370	$172,839,578	$29,305,800

STATEMENTS OF OPERATIONS
For the period ended December 31, 2018

	SUBACCOUNTS
	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio (Class I)	Prudential Stock Index Portfolio	Prudential Global Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

INVESTMENT INCOME
Dividend income	$—	$3,920,187	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	3,339,958	2,030,582	42,051	4,168,246	821,789
NET INVESTMENT INCOME (LOSS)	(3,339,958)	1,889,605	(42,051)	(4,168,246)	(821,789)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	12,689,572	(620,728)	(94,585)	16,909,451	3,804,330
Net change in unrealized appreciation (depreciation) on investments	(32,732,672)	(4,684,569)	(447,588)	(29,046,554)	(7,292,896)
NET GAIN (LOSS) ON INVESTMENTS	(20,043,100)	(5,305,297)	(542,173)	(12,137,103)	(3,488,566)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(23,383,058)	$(3,415,692)	$(584,224)	$(16,305,349)	$(4,310,355)

The accompanying notes are an integral part of these financial statements.
A 2

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2018

	SUBACCOUNTS
	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Equity Income Portfolio (Equity Income Class)	Invesco V.I. Core Equity Fund (Series I)
ASSETS
Investment in the portfolios, at fair value	$254,460,686	$52,736,752	$15,414,485	$50,313,114	$57,041,193
Net Assets	$254,460,686	$52,736,752	$15,414,485	$50,313,114	$57,041,193

NET ASSETS, representing:
Accumulation units	$254,460,686	$52,736,752	$15,414,485	$50,313,114	$57,041,193
	$254,460,686	$52,736,752	$15,414,485	$50,313,114	$57,041,193

Units outstanding	62,605,657	9,177,373	9,118,315	14,039,703	21,230,039

Portfolio shares held	4,157,175	1,500,334	1,182,092	2,153,815	1,843,607
Portfolio net asset value per share	$61.21	$35.15	$13.04	$23.36	$30.94
Investment in portfolio shares, at cost	$98,937,298	$31,197,164	$16,244,830	$48,476,140	$50,929,081

STATEMENTS OF OPERATIONS
For the period ended December 31, 2018

	SUBACCOUNTS
	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Equity Income Portfolio (Equity Income Class)	Invesco V.I. Core Equity Fund (Series I)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

INVESTMENT INCOME
Dividend income	$—	$—	$239,227	$1,199,194	$595,168

EXPENSES
Charges for mortality and expense risk, and
for administration	4,375,839	845,410	261,234	853,068	946,986
NET INVESTMENT INCOME (LOSS)	(4,375,839)	(845,410)	(22,007)	346,126	(351,818)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	1,684,987	5,062,548	4,262,648
Net realized gain (loss) on shares redeemed	29,135,768	5,509,481	528,786	2,311,667	2,168,028
Net change in unrealized appreciation (depreciation) on investments	(27,688,101)	(10,822,105)	(5,056,422)	(13,811,686)	(12,850,006)
NET GAIN (LOSS) ON INVESTMENTS	1,447,667	(5,312,624)	(2,842,649)	(6,437,471)	(6,419,330)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(2,928,172)	$(6,158,034)	$(2,864,656)	$(6,091,345)	$(6,771,148)

The accompanying notes are an integral part of these financial statements.
A 3

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2018

	SUBACCOUNTS
	Janus Henderson VIT Research Portfolio (Institutional Shares)	Janus Henderson VIT Overseas Portfolio (Institutional Shares)	MFS® Research Series (Initial Class)	MFS® Growth Series (Initial Class)	American Century VP Value Fund (Class I)
ASSETS
Investment in the portfolios, at fair value	$46,477,711	$45,259,103	$15,159,064	$54,733,225	$19,900,714
Net Assets	$46,477,711	$45,259,103	$15,159,064	$54,733,225	$19,900,714

NET ASSETS, representing:
Accumulation units	$46,477,711	$45,259,103	$15,159,064	$54,733,225	$19,900,714
	$46,477,711	$45,259,103	$15,159,064	$54,733,225	$19,900,714

Units outstanding	14,982,453	15,252,852	4,671,191	14,095,677	5,697,450

Portfolio shares held	1,379,161	1,694,463	608,065	1,164,289	1,988,083
Portfolio net asset value per share	$33.70	$26.71	$24.93	$47.01	$10.01
Investment in portfolio shares, at cost	$38,873,843	$54,104,999	$13,175,726	$33,939,641	$14,490,250

STATEMENTS OF OPERATIONS
For the period ended December 31, 2018

	SUBACCOUNTS
	Janus Henderson VIT Research Portfolio (Institutional Shares)	Janus Henderson VIT Overseas Portfolio (Institutional Shares)	MFS® Research Series (Initial Class)	MFS® Growth Series (Initial Class)	American Century VP Value Fund (Class I)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

INVESTMENT INCOME
Dividend income	$295,205	$959,214	$123,303	$56,131	$401,570

EXPENSES
Charges for mortality and expense risk, and
for administration	766,008	779,422	249,574	882,455	344,128
NET INVESTMENT INCOME (LOSS)	(470,803)	179,792	(126,271)	(826,324)	57,442

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	2,617,375	—	2,036,869	4,165,209	1,580
Net realized gain (loss) on shares redeemed	2,020,687	(85,463)	705,892	4,167,543	1,590,009
Net change in unrealized appreciation (depreciation) on investments	(5,734,014)	(8,871,784)	(3,455,432)	(6,199,804)	(3,988,773)
NET GAIN (LOSS) ON INVESTMENTS	(1,095,952)	(8,957,247)	(712,671)	2,132,948	(2,397,184)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(1,566,755)	$(8,777,455)	$(838,942)	$1,306,624	$(2,339,742)

The accompanying notes are an integral part of these financial statements.
A 4

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2018

	SUBACCOUNTS
	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Davis Value Portfolio	AB VPS Large Cap Growth Portfolio (Class B)	Prudential SP Small Cap Value Portfolio (Class I)
ASSETS
Investment in the portfolios, at fair value	$19,924,934	$35,913,830	$19,488,723	$7,846,713	$68,758,638
Net Assets	$19,924,934	$35,913,830	$19,488,723	$7,846,713	$68,758,638

NET ASSETS, representing:
Accumulation units	$19,924,934	$35,913,830	$19,488,723	$7,846,713	$68,758,638
	$19,924,934	$35,913,830	$19,488,723	$7,846,713	$68,758,638

Units outstanding	6,615,514	11,616,147	10,765,125	5,260,091	24,057,355

Portfolio shares held	1,309,128	1,216,593	2,828,552	160,432	3,030,350
Portfolio net asset value per share	$15.22	$29.52	$6.89	$48.91	$22.69
Investment in portfolio shares, at cost	$26,132,315	$16,229,522	$27,606,098	$6,572,846	$38,759,710

STATEMENTS OF OPERATIONS
For the period ended December 31, 2018

	SUBACCOUNTS
	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Davis Value Portfolio	AB VPS Large Cap Growth Portfolio (Class B)	Prudential SP Small Cap Value Portfolio (Class I)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

INVESTMENT INCOME
Dividend income	$—	$—	$199,306	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	331,988	613,948	343,898	121,888	1,367,520
NET INVESTMENT INCOME (LOSS)	(331,988)	(613,948)	(144,592)	(121,888)	(1,367,520)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	2,423,525	—	4,008,267	979,798	—
Net realized gain (loss) on shares redeemed	(450,023)	4,412,787	(133,098)	461,145	6,261,786
Net change in unrealized appreciation (depreciation) on investments	(2,948,205)	(6,161,155)	(7,145,381)	(1,211,768)	(17,185,032)
NET GAIN (LOSS) ON INVESTMENTS	(974,703)	(1,748,368)	(3,270,212)	229,175	(10,923,246)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(1,306,691)	$(2,362,316)	$(3,414,804)	$107,287	$(12,290,766)

The accompanying notes are an integral part of these financial statements.
A 5

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2018

	SUBACCOUNTS
	Janus Henderson VIT Research Portfolio (Service Shares)	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)	AST Goldman Sachs Large-Cap Value Portfolio	AST Cohen & Steers Realty Portfolio
ASSETS
Investment in the portfolios, at fair value	$8,622,599	$83,325,467	$25,293,465	$492,414,027	$191,486,619
Net Assets	$8,622,599	$83,325,467	$25,293,465	$492,414,027	$191,486,619

NET ASSETS, representing:
Accumulation units	$8,622,599	$83,325,467	$25,293,465	$492,414,027	$191,486,619
	$8,622,599	$83,325,467	$25,293,465	$492,414,027	$191,486,619

Units outstanding	4,362,142	27,121,457	15,123,747	30,514,304	10,466,355

Portfolio shares held	262,324	6,113,387	3,608,198	17,320,226	17,376,281
Portfolio net asset value per share	$32.87	$13.63	$7.01	$28.43	$11.02
Investment in portfolio shares, at cost	$6,564,172	$45,224,714	$22,569,760	$429,866,226	$162,900,271

STATEMENTS OF OPERATIONS
For the period ended December 31, 2018

	SUBACCOUNTS
	Janus Henderson VIT Research Portfolio (Service Shares)	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)	AST Goldman Sachs Large-Cap Value Portfolio	AST Cohen & Steers Realty Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

INVESTMENT INCOME
Dividend income	$36,393	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	167,980	1,616,281	491,121	8,460,885	3,479,154
NET INVESTMENT INCOME (LOSS)	(131,587)	(1,616,281)	(491,121)	(8,460,885)	(3,479,154)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	505,317	—	—	—	—
Net realized gain (loss) on shares redeemed	541,660	8,657,292	1,011,922	25,497,281	12,526,265
Net change in unrealized appreciation (depreciation) on investments	(1,227,490)	(15,249,087)	(4,697,784)	(72,641,818)	(22,440,112)
NET GAIN (LOSS) ON INVESTMENTS	(180,513)	(6,591,795)	(3,685,862)	(47,144,537)	(9,913,847)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(312,100)	$(8,208,076)	$(4,176,983)	$(55,605,422)	$(13,393,001)

The accompanying notes are an integral part of these financial statements.
A 6

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2018

	SUBACCOUNTS
	AST J.P. Morgan Strategic Opportunities Portfolio	AST T. Rowe Price Large-Cap Value Portfolio	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio	AST WEDGE Capital Mid-Cap Value Portfolio
ASSETS
Investment in the portfolios, at fair value	$1,245,804,034	$119,810,625	$183,295,846	$146,257,718	$83,510,458
Net Assets	$1,245,804,034	$119,810,625	$183,295,846	$146,257,718	$83,510,458

NET ASSETS, representing:
Accumulation units	$1,245,804,034	$119,810,625	$183,295,846	$146,257,718	$83,510,458
	$1,245,804,034	$119,810,625	$183,295,846	$146,257,718	$83,510,458

Units outstanding	95,362,639	8,216,645	12,897,650	7,551,486	4,672,920

Portfolio shares held	68,677,179	8,764,493	18,571,008	8,272,495	3,880,598
Portfolio net asset value per share	$18.14	$13.67	$9.87	$17.68	$21.52
Investment in portfolio shares, at cost	$988,657,390	$103,515,792	$159,575,736	$117,848,517	$70,242,102
STATEMENTS OF OPERATIONS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST J.P. Morgan Strategic Opportunities Portfolio	AST T. Rowe Price Large-Cap Value Portfolio	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio	AST WEDGE Capital Mid-Cap Value Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	24,084,511	2,091,541	3,025,002	2,880,873	1,693,494
NET INVESTMENT INCOME (LOSS)	(24,084,511)	(2,091,541)	(3,025,002)	(2,880,873)	(1,693,494)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	72,732,797	6,883,001	10,020,628	17,671,544	7,934,543
Net change in unrealized appreciation (depreciation) on investments	(147,205,973)	(20,100,361)	(13,636,875)	(35,485,593)	(25,263,541)
NET GAIN (LOSS) ON INVESTMENTS	(74,473,176)	(13,217,360)	(3,616,247)	(17,814,049)	(17,328,998)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(98,557,687)	$(15,308,901)	$(6,641,249)	$(20,694,922)	$(19,022,492)

The accompanying notes are an integral part of these financial statements.
A 7

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2018

	SUBACCOUNTS
	AST Small-Cap Value Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Lord Abbett Core Fixed Income Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio
ASSETS
Investment in the portfolios, at fair value	$101,851,723	$503,319,469	$371,821,543	$—	$365,723,843
Net Assets	$101,851,723	$503,319,469	$371,821,543	$—	$365,723,843

NET ASSETS, representing:
Accumulation units	$101,851,723	$503,319,469	$371,821,543	$—	$365,723,843
	$101,851,723	$503,319,469	$371,821,543	$—	$365,723,843

Units outstanding	5,875,034	25,756,780	21,289,126	—	15,298,440

Portfolio shares held	4,288,494	55,800,385	14,558,400	—	7,536,036
Portfolio net asset value per share	$23.75	$9.02	$25.54	$—	$48.53
Investment in portfolio shares, at cost	$93,673,562	$403,649,202	$273,952,266	$—	$231,653,699

STATEMENTS OF OPERATIONS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Small-Cap Value Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Lord Abbett Core Fixed Income Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	9/14/2018**	12/31/2018

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	2,078,786	9,245,001	5,601,166	6,262,628	6,861,791
NET INVESTMENT INCOME (LOSS)	(2,078,786)	(9,245,001)	(5,601,166)	(6,262,628)	(6,861,791)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	9,138,719	36,082,126	26,310,448	37,823,285	50,556,461
Net change in unrealized appreciation (depreciation) on investments	(31,123,565)	(57,903,641)	(87,824,159)	(48,857,108)	(57,643,208)
NET GAIN (LOSS) ON INVESTMENTS	(21,984,846)	(21,821,515)	(61,513,711)	(11,033,823)	(7,086,747)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(24,063,632)	$(31,066,516)	$(67,114,877)	$(17,296,451)	$(13,948,538)

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 8

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2018

	SUBACCOUNTS
	AST MFS Growth Portfolio	AST Neuberger Berman/LSV Mid-Cap Value Portfolio	AST BlackRock Low Duration Bond Portfolio	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio
ASSETS
Investment in the portfolios, at fair value	$176,702,614	$275,011,841	$154,769,132	$223,948,245	$180,098,308
Net Assets	$176,702,614	$275,011,841	$154,769,132	$223,948,245	$180,098,308

NET ASSETS, representing:
Accumulation units	$176,702,614	$275,011,841	$154,769,132	$223,948,245	$180,098,308
	$176,702,614	$275,011,841	$154,769,132	$223,948,245	$180,098,308

Units outstanding	7,727,932	14,848,798	15,417,587	9,827,602	20,118,870

Portfolio shares held	7,295,731	9,427,900	14,303,986	7,986,742	9,346,046
Portfolio net asset value per share	$24.22	$29.17	$10.82	$28.04	$19.27
Investment in portfolio shares, at cost	$132,625,226	$235,000,613	$151,516,211	$176,995,879	$188,329,051

STATEMENTS OF OPERATIONS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST MFS Growth Portfolio	AST Neuberger Berman/LSV Mid-Cap Value Portfolio	AST BlackRock Low Duration Bond Portfolio	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	2,589,974	5,514,233	2,338,604	3,993,881	4,002,822
NET INVESTMENT INCOME (LOSS)	(2,589,974)	(5,514,233)	(2,338,604)	(3,993,881)	(4,002,822)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	16,384,482	22,695,708	898,154	20,977,556	8,436,926
Net change in unrealized appreciation (depreciation) on investments	(14,706,429)	(79,213,633)	238,865	(41,401,304)	(47,784,486)
NET GAIN (LOSS) ON INVESTMENTS	1,678,053	(56,517,925)	1,137,019	(20,423,748)	(39,347,560)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(911,921)	$(62,032,158)	$(1,201,585)	$(24,417,629)	$(43,350,382)

The accompanying notes are an integral part of these financial statements.
A 9

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2018

	SUBACCOUNTS
	AST T. Rowe Price Asset Allocation Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio	AST Wellington Management Hedged Equity Portfolio
ASSETS
Investment in the portfolios, at fair value	$9,844,072,579	$354,583,679	$184,019,710	$167,384,713	$1,310,262,711
Net Assets	$9,844,072,579	$354,583,679	$184,019,710	$167,384,713	$1,310,262,711

NET ASSETS, representing:
Accumulation units	$9,844,072,579	$354,583,679	$184,019,710	$167,384,713	$1,310,262,711
	$9,844,072,579	$354,583,679	$184,019,710	$167,384,713	$1,310,262,711

Units outstanding	650,404,771	20,366,307	15,994,454	16,606,863	102,639,633

Portfolio shares held	354,997,208	19,104,724	7,239,170	14,918,424	90,675,620
Portfolio net asset value per share	$27.73	$18.56	$25.42	$11.22	$14.45
Investment in portfolio shares, at cost	$7,440,175,112	$283,301,415	$174,533,150	$162,269,727	$1,044,459,908

STATEMENTS OF OPERATIONS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST T. Rowe Price Asset Allocation Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio	AST Wellington Management Hedged Equity Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	177,868,027	6,243,792	3,769,517	2,357,086	24,651,616
NET INVESTMENT INCOME (LOSS)	(177,868,027)	(6,243,792)	(3,769,517)	(2,357,086)	(24,651,616)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	418,977,384	23,671,565	8,319,332	1,066,188	69,999,257
Net change in unrealized appreciation (depreciation) on investments	(996,059,803)	(62,848,606)	(51,002,280)	2,509,060	(142,628,747)
NET GAIN (LOSS) ON INVESTMENTS	(577,082,419)	(39,177,041)	(42,682,948)	3,575,248	(72,629,490)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(754,950,446)	$(45,420,833)	$(46,452,465)	$1,218,162	$(97,281,106)

The accompanying notes are an integral part of these financial statements.
A 10

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2018

	SUBACCOUNTS
	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST Fidelity Institutional AM℠ Quantitative Portfolio
ASSETS
Investment in the portfolios, at fair value	$7,745,029,185	$2,281,768,895	$6,701,811,750	$3,901,018,323	$2,980,411,166
Net Assets	$7,745,029,185	$2,281,768,895	$6,701,811,750	$3,901,018,323	$2,980,411,166

NET ASSETS, representing:
Accumulation units	$7,745,029,185	$2,281,768,895	$6,701,811,750	$3,901,018,323	$2,980,411,166
	$7,745,029,185	$2,281,768,895	$6,701,811,750	$3,901,018,323	$2,980,411,166

Units outstanding	498,528,585	186,564,308	454,582,371	292,347,218	223,079,707

Portfolio shares held	435,113,999	164,274,219	390,776,195	247,841,062	217,548,260
Portfolio net asset value per share	$17.80	$13.89	$17.15	$15.74	$13.70
Investment in portfolio shares, at cost	$5,614,157,671	$1,920,045,585	$4,818,627,319	$3,109,026,506	$2,354,519,215

STATEMENTS OF OPERATIONS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST Fidelity Institutional AM℠ Quantitative Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	146,486,893	50,473,778	118,638,576	71,698,542	56,306,314
NET INVESTMENT INCOME (LOSS)	(146,486,893)	(50,473,778)	(118,638,576)	(71,698,542)	(56,306,314)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	390,967,717	187,014,681	314,455,670	180,171,357	145,458,678
Net change in unrealized appreciation (depreciation) on investments	(940,486,307)	(422,340,034)	(673,315,739)	(298,531,447)	(415,296,398)
NET GAIN (LOSS) ON INVESTMENTS	(549,518,590)	(235,325,353)	(358,860,069)	(118,360,090)	(269,837,720)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(696,005,483)	$(285,799,131)	$(477,498,645)	$(190,058,632)	$(326,144,034)

The accompanying notes are an integral part of these financial statements.
A 11

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2018

	SUBACCOUNTS
	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Government Money Market Portfolio	AST Small-Cap Growth Portfolio
ASSETS
Investment in the portfolios, at fair value	$11,139,503,571	$5,670,024,918	$806,817,394	$218,732,261	$223,149,485
Net Assets	$11,139,503,571	$5,670,024,918	$806,817,394	$218,732,261	$223,149,485

NET ASSETS, representing:
Accumulation units	$11,139,503,571	$5,670,024,918	$806,817,394	$218,732,261	$223,149,485
	$11,139,503,571	$5,670,024,918	$806,817,394	$218,732,261	$223,149,485

Units outstanding	735,148,564	369,894,103	29,237,797	23,879,398	10,534,931

Portfolio shares held	726,647,330	319,438,024	22,417,821	218,732,261	5,473,375
Portfolio net asset value per share	$15.33	$17.75	$35.99	$1.00	$40.77
Investment in portfolio shares, at cost	$9,743,697,025	$4,031,502,579	$511,733,082	$218,732,261	$179,488,586

STATEMENTS OF OPERATIONS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Government Money Market Portfolio	AST Small-Cap Growth Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

INVESTMENT INCOME
Dividend income	$—	$—	$—	$2,731,179	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	217,546,690	103,960,557	13,850,848	2,976,199	4,136,131
NET INVESTMENT INCOME (LOSS)	(217,546,690)	(103,960,557)	(13,850,848)	(245,020)	(4,136,131)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	451,187,522	289,364,077	82,017,760	—	21,220,336
Net change in unrealized appreciation (depreciation) on investments	(1,451,976,804)	(657,738,219)	(50,614,615)	—	(43,597,615)
NET GAIN (LOSS) ON INVESTMENTS	(1,000,789,282)	(368,374,142)	31,403,145	—	(22,377,279)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(1,218,335,972)	$(472,334,699)	$17,552,297	$(245,020)	$(26,513,410)

The accompanying notes are an integral part of these financial statements.
A 12

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2018

	SUBACCOUNTS
	AST BlackRock/Loomis Sayles Bond Portfolio	AST International Value Portfolio	AST International Growth Portfolio	AST Investment Grade Bond Portfolio	AST Western Asset Core Plus Bond Portfolio
ASSETS
Investment in the portfolios, at fair value	$1,411,076,520	$112,783,217	$234,931,198	$7,019,501,857	$1,185,538,988
Net Assets	$1,411,076,520	$112,783,217	$234,931,198	$7,019,501,857	$1,185,538,988

NET ASSETS, representing:
Accumulation units	$1,411,076,520	$112,783,217	$234,931,198	$7,019,501,857	$1,185,538,988
	$1,411,076,520	$112,783,217	$234,931,198	$7,019,501,857	$1,185,538,988

Units outstanding	124,402,677	10,562,740	18,471,642	571,595,380	96,819,955

Portfolio shares held	104,138,489	6,307,786	15,117,838	938,436,077	94,691,612
Portfolio net asset value per share	$13.55	$17.88	$15.54	$7.48	$12.52
Investment in portfolio shares, at cost	$1,301,177,264	$112,257,906	$204,071,102	$6,929,339,923	$1,134,009,526

STATEMENTS OF OPERATIONS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST BlackRock/Loomis Sayles Bond Portfolio	AST International Value Portfolio	AST International Growth Portfolio	AST Investment Grade Bond Portfolio	AST Western Asset Core Plus Bond Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	25,627,413	2,039,333	3,329,981	38,207,291	13,674,965
NET INVESTMENT INCOME (LOSS)	(25,627,413)	(2,039,333)	(3,329,981)	(38,207,291)	(13,674,965)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	27,088,454	3,997,017	9,394,240	8,726,092	12,454,871
Net change in unrealized appreciation (depreciation) on investments	(41,155,471)	(27,026,908)	(46,574,504)	58,842,706	(25,041,925)
NET GAIN (LOSS) ON INVESTMENTS	(14,067,017)	(23,029,891)	(37,180,264)	67,568,798	(12,587,054)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(39,694,430)	$(25,069,224)	$(40,510,245)	$29,361,507	$(26,262,019)

The accompanying notes are an integral part of these financial statements.
A 13

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2018

	SUBACCOUNTS
	AST Bond Portfolio 2018	AST Bond Portfolio 2019	AST Global Real Estate Portfolio	AST Parametric Emerging Markets Equity Portfolio	AST Goldman Sachs Small-Cap Value Portfolio
ASSETS
Investment in the portfolios, at fair value	$—	$69,593,260	$57,714,975	$171,196,680	$258,664,568
Net Assets	$—	$69,593,260	$57,714,975	$171,196,680	$258,664,568

NET ASSETS, representing:
Accumulation units	$—	$69,593,260	$57,714,975	$171,196,680	$258,664,568
	$—	$69,593,260	$57,714,975	$171,196,680	$258,664,568

Units outstanding	—	6,207,848	3,863,971	18,398,504	13,467,787

Portfolio shares held	—	6,522,330	4,833,750	19,700,423	12,673,423
Portfolio net asset value per share	$—	$10.67	$11.94	$8.69	$20.41
Investment in portfolio shares, at cost	$—	$69,079,321	$50,882,663	$167,797,771	$206,101,630

STATEMENTS OF OPERATIONS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Bond Portfolio 2018	AST Bond Portfolio 2019	AST Global Real Estate Portfolio	AST Parametric Emerging Markets Equity Portfolio	AST Goldman Sachs Small-Cap Value Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018**	12/31/2018	12/31/2018	12/31/2018	12/31/2018

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	816,659	885,983	1,147,646	3,539,756	5,079,231
NET INVESTMENT INCOME (LOSS)	(816,659)	(885,983)	(1,147,646)	(3,539,756)	(5,079,231)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	2,860,248	7,908	3,505,692	6,955,024	25,831,603
Net change in unrealized appreciation (depreciation) on investments	(2,633,054)	409,651	(6,772,400)	(39,132,175)	(69,454,659)
NET GAIN (LOSS) ON INVESTMENTS	227,194	417,559	(3,266,708)	(32,177,151)	(43,623,056)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(589,465)	$(468,424)	$(4,414,354)	$(35,716,907)	$(48,702,287)

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 14

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2018

	SUBACCOUNTS
	AST RCM World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio	AST Goldman Sachs Multi-Asset Portfolio	ProFund VP Consumer Services	ProFund VP Consumer Goods
ASSETS
Investment in the portfolios, at fair value	$3,400,440,878	$2,084,921,977	$1,775,755,842	$432,173	$405,129
Net Assets	$3,400,440,878	$2,084,921,977	$1,775,755,842	$432,173	$405,129

NET ASSETS, representing:
Accumulation units	$3,400,440,878	$2,084,921,977	$1,775,755,842	$432,173	$405,129
	$3,400,440,878	$2,084,921,977	$1,775,755,842	$432,173	$405,129

Units outstanding	262,006,212	147,089,747	146,491,433	16,200	23,269

Portfolio shares held	251,511,899	138,257,426	134,833,397	6,214	8,777
Portfolio net asset value per share	$13.52	$15.08	$13.17	$69.55	$46.16
Investment in portfolio shares, at cost	$2,772,761,075	$1,635,240,213	$1,558,108,253	$403,123	$513,438

STATEMENTS OF OPERATIONS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST RCM World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio	AST Goldman Sachs Multi-Asset Portfolio	ProFund VP Consumer Services	ProFund VP Consumer Goods
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$7,723

EXPENSES
Charges for mortality and expense risk, and
for administration	63,319,323	39,134,450	33,887,284	5,362	8,273
NET INVESTMENT INCOME (LOSS)	(63,319,323)	(39,134,450)	(33,887,284)	(5,362)	(550)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	24,965	110,586
Net realized gain (loss) on shares redeemed	160,997,783	108,185,383	85,175,300	36,986	(31,935)
Net change in unrealized appreciation (depreciation) on investments	(483,314,575)	(291,057,097)	(239,261,307)	(53,419)	(184,499)
NET GAIN (LOSS) ON INVESTMENTS	(322,316,792)	(182,871,714)	(154,086,007)	8,532	(105,848)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(385,636,115)	$(222,006,164)	$(187,973,291)	$3,170	$(106,398)

The accompanying notes are an integral part of these financial statements.
A 15

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2018

	SUBACCOUNTS
	ProFund VP Financials	ProFund VP Health Care	ProFund VP Industrials	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value
ASSETS
Investment in the portfolios, at fair value	$712,958	$1,412,832	$472,779	$487,977	$332,837
Net Assets	$712,958	$1,412,832	$472,779	$487,977	$332,837

NET ASSETS, representing:
Accumulation units	$712,958	$1,412,832	$472,779	$487,977	$332,837
	$712,958	$1,412,832	$472,779	$487,977	$332,837

Units outstanding	58,275	55,775	27,062	27,609	20,252

Portfolio shares held	19,068	19,672	6,503	12,671	9,442
Portfolio net asset value per share	$37.39	$71.82	$72.70	$38.51	$35.25
Investment in portfolio shares, at cost	$645,456	$1,218,506	$443,722	$559,840	$384,396

STATEMENTS OF OPERATIONS
For the period ended December 31, 2018

	SUBACCOUNTS
	ProFund VP Financials	ProFund VP Health Care	ProFund VP Industrials	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

INVESTMENT INCOME
Dividend income	$3,586	$—	$690	$—	$451

EXPENSES
Charges for mortality and expense risk, and
for administration	13,636	22,996	7,781	9,018	5,584
NET INVESTMENT INCOME (LOSS)	(10,050)	(22,996)	(7,091)	(9,018)	(5,133)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	104,350	—	53,503	56,680
Net realized gain (loss) on shares redeemed	111,513	156,037	60,658	1,350	4,175
Net change in unrealized appreciation (depreciation) on investments	(198,839)	(169,891)	(128,124)	(124,879)	(113,800)
NET GAIN (LOSS) ON INVESTMENTS	(87,326)	90,496	(67,466)	(70,026)	(52,945)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(97,376)	$67,500	$(74,557)	$(79,044)	$(58,078)

The accompanying notes are an integral part of these financial statements.
A 16

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2018

	SUBACCOUNTS
	ProFund VP Real Estate	ProFund VP Small-Cap Growth	ProFund VP Small-Cap Value	ProFund VP Telecommu-nications	ProFund VP Utilities
ASSETS
Investment in the portfolios, at fair value	$174,678	$579,708	$291,669	$64,024	$414,629
Net Assets	$174,678	$579,708	$291,669	$64,024	$414,629

NET ASSETS, representing:
Accumulation units	$174,678	$579,708	$291,669	$64,024	$414,629
	$174,678	$579,708	$291,669	$64,024	$414,629

Units outstanding	12,443	26,844	16,720	5,888	24,933

Portfolio shares held	3,205	16,779	7,345	2,253	9,353
Portfolio net asset value per share	$54.51	$34.55	$39.71	$28.42	$44.33
Investment in portfolio shares, at cost	$194,069	$618,827	$327,902	$76,639	$392,310

STATEMENTS OF OPERATIONS
For the period ended December 31, 2018

	SUBACCOUNTS
	ProFund VP Real Estate	ProFund VP Small-Cap Growth	ProFund VP Small-Cap Value	ProFund VP Telecommu-nications	ProFund VP Utilities
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

INVESTMENT INCOME
Dividend income	$4,692	$—	$—	$5,798	$11,558

EXPENSES
Charges for mortality and expense risk, and
for administration	3,050	7,876	4,011	1,469	5,963
NET INVESTMENT INCOME (LOSS)	1,642	(7,876)	(4,011)	4,329	5,595

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	24,860	54,485	30,799	—	17,422
Net realized gain (loss) on shares redeemed	(4,538)	24,668	9,075	(8,601)	10,990
Net change in unrealized appreciation (depreciation) on investments	(37,778)	(103,901)	(94,964)	(11,374)	(28,154)
NET GAIN (LOSS) ON INVESTMENTS	(17,456)	(24,748)	(55,090)	(19,975)	258

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(15,814)	$(32,624)	$(59,101)	$(15,646)	$5,853
The accompanying notes are an integral part of these financial statements.
A 17

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2018

	SUBACCOUNTS
	ProFund VP Large-Cap Growth	ProFund VP Large-Cap Value	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2020	AST Bond Portfolio 2017
ASSETS
Investment in the portfolios, at fair value	$866,484	$683,982	$213,715,238	$10,234,442	$—
Net Assets	$866,484	$683,982	$213,715,238	$10,234,442	$—

NET ASSETS, representing:
Accumulation units	$866,484	$683,982	$213,715,238	$10,234,442	$—
	$866,484	$683,982	$213,715,238	$10,234,442	$—

Units outstanding	43,260	49,052	9,214,671	873,859	—

Portfolio shares held	13,326	16,553	6,995,589	1,491,901	—
Portfolio net asset value per share	$65.02	$41.32	$30.55	$6.86	$—
Investment in portfolio shares, at cost	$692,902	$566,406	$164,350,543	$9,951,136	$—

STATEMENTS OF OPERATIONS
For the period ended December 31, 2018

	SUBACCOUNTS
	ProFund VP Large-Cap Growth	ProFund VP Large-Cap Value	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2020	AST Bond Portfolio 2017
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	1/2/2018**

INVESTMENT INCOME
Dividend income	$—	$7,119	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	14,983	11,843	3,644,546	203,536	415
NET INVESTMENT INCOME (LOSS)	(14,983)	(4,724)	(3,644,546)	(203,536)	(415)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	46,243	—	—	—	—
Net realized gain (loss) on shares redeemed	62,905	36,239	22,696,338	69,564	52,529
Net change in unrealized appreciation (depreciation) on investments	(119,773)	(128,016)	(26,482,190)	(29,840)	(53,392)
NET GAIN (LOSS) ON INVESTMENTS	(10,625)	(91,777)	(3,785,852)	39,724	(863)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(25,608)	$(96,501)	$(7,430,398)	$(163,812)	$(1,278)

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 18

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2018

	SUBACCOUNTS
	AST Bond Portfolio 2021	Wells Fargo VT International Equity Fund (Class 1)	Wells Fargo VT Omega Growth Fund (Class 1)	Wells Fargo VT Small Cap Growth Fund (Class 1)	AST Bond Portfolio 2022
ASSETS
Investment in the portfolios, at fair value	$46,916,792	$156,441	$705,016	$368,385	$27,093,949
Net Assets	$46,916,792	$156,441	$705,016	$368,385	$27,093,949

NET ASSETS, representing:
Accumulation units	$46,916,792	$156,441	$705,016	$368,385	$27,093,949
	$46,916,792	$156,441	$705,016	$368,385	$27,093,949

Units outstanding	3,939,092	9,950	177,323	16,751	2,413,046

Portfolio shares held	3,170,054	54,892	26,837	38,135	1,995,136
Portfolio net asset value per share	$14.80	$2.85	$26.27	$9.66	$13.58
Investment in portfolio shares, at cost	$44,661,370	$229,171	$632,169	$315,878	$26,131,640

STATEMENTS OF OPERATIONS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Bond Portfolio 2021	Wells Fargo VT International Equity Fund (Class 1)	Wells Fargo VT Omega Growth Fund (Class 1)	Wells Fargo VT Small Cap Growth Fund (Class 1)	AST Bond Portfolio 2022
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

INVESTMENT INCOME
Dividend income	$—	$29,741	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	1,174,326	3,714	14,801	7,411	704,015
NET INVESTMENT INCOME (LOSS)	(1,174,326)	26,027	(14,801)	(7,411)	(704,015)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	58,766	88,654	39,079	—
Net realized gain (loss) on shares redeemed	393,518	(17,738)	67,642	21,438	208,719
Net change in unrealized appreciation (depreciation) on investments	(370,179)	(106,508)	(129,216)	(46,605)	(407,738)
NET GAIN (LOSS) ON INVESTMENTS	23,339	(65,480)	27,080	13,912	(199,019)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(1,150,987)	$(39,453)	$12,279	$6,501	$(903,034)

The accompanying notes are an integral part of these financial statements.
A 19

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2018

	SUBACCOUNTS
	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio	Wells Fargo VT Opportunity Fund (Class 1)	AST Prudential Core Bond Portfolio	AST Bond Portfolio 2023
ASSETS
Investment in the portfolios, at fair value	$1,066,651,624	$1,681,427,316	$1,279,643	$295,254,166	$10,166,811
Net Assets	$1,066,651,624	$1,681,427,316	$1,279,643	$295,254,166	$10,166,811

NET ASSETS, representing:
Accumulation units	$1,066,651,624	$1,681,427,316	$1,279,643	$295,254,166	$10,166,811
	$1,066,651,624	$1,681,427,316	$1,279,643	$295,254,166	$10,166,811

Units outstanding	77,775,300	142,882,750	65,422	26,711,644	1,036,940

Portfolio shares held	68,331,302	126,613,503	56,223	24,201,161	894,179
Portfolio net asset value per share	$15.61	$13.28	$22.76	$12.20	$11.37
Investment in portfolio shares, at cost	$900,880,114	$1,382,231,713	$1,133,370	$277,189,356	$9,541,378

STATEMENTS OF OPERATIONS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio	Wells Fargo VT Opportunity Fund (Class 1)	AST Prudential Core Bond Portfolio	AST Bond Portfolio 2023
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

INVESTMENT INCOME
Dividend income	$—	$—	$6,376	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	15,546,238	30,292,449	25,436	3,992,594	169,816
NET INVESTMENT INCOME (LOSS)	(15,546,238)	(30,292,449)	(19,060)	(3,992,594)	(169,816)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	135,465	—	—
Net realized gain (loss) on shares redeemed	30,804,328	63,170,466	69,100	2,965,607	81,907
Net change in unrealized appreciation (depreciation) on investments	(105,889,483)	(163,505,600)	(296,753)	(5,414,596)	(30,008)
NET GAIN (LOSS) ON INVESTMENTS	(75,085,155)	(100,335,134)	(92,188)	(2,448,989)	51,899

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(90,631,393)	$(130,627,583)	$(111,248)	$(6,441,583)	$(117,917)

The accompanying notes are an integral part of these financial statements.
A 20

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2018

	SUBACCOUNTS
	AST New Discovery Asset Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio	AST Bond Portfolio 2024	AST AQR Emerging Markets Equity Portfolio
ASSETS
Investment in the portfolios, at fair value	$511,595,147	$6,818,248	$138,715,955	$20,452,659	$23,988,989
Net Assets	$511,595,147	$6,818,248	$138,715,955	$20,452,659	$23,988,989

NET ASSETS, representing:
Accumulation units	$511,595,147	$6,818,248	$138,715,955	$20,452,659	$23,988,989
	$511,595,147	$6,818,248	$138,715,955	$20,452,659	$23,988,989

Units outstanding	40,452,623	676,246	8,592,386	2,166,830	2,405,900

Portfolio shares held	36,053,217	640,813	7,680,839	1,892,013	2,308,854
Portfolio net asset value per share	$14.19	$10.64	$18.06	$10.81	$10.39
Investment in portfolio shares, at cost	$446,205,501	$6,846,632	$130,310,638	$19,978,643	$26,178,408

STATEMENTS OF OPERATIONS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST New Discovery Asset Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio	AST Bond Portfolio 2024	AST AQR Emerging Markets Equity Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	9,455,697	63,538	2,347,873	369,976	260,145
NET INVESTMENT INCOME (LOSS)	(9,455,697)	(63,538)	(2,347,873)	(369,976)	(260,145)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	19,693,821	52,763	6,144,288	(179,084)	520,766
Net change in unrealized appreciation (depreciation) on investments	(71,966,653)	(546,425)	(22,461,008)	270,675	(6,214,134)
NET GAIN (LOSS) ON INVESTMENTS	(52,272,832)	(493,662)	(16,316,720)	91,591	(5,693,368)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(61,728,529)	$(557,200)	$(18,664,593)	$(278,385)	$(5,953,513)

The accompanying notes are an integral part of these financial statements.
A 21

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2018

	SUBACCOUNTS
	AST ClearBridge Dividend Growth Portfolio	AST Multi-Sector Fixed Income Portfolio	AST AQR Large-Cap Portfolio	AST QMA Large-Cap Portfolio	AST Bond Portfolio 2025
ASSETS
Investment in the portfolios, at fair value	$117,570,092	$9,805,072,122	$17,549,835	$13,957,331	$30,694,154
Net Assets	$117,570,092	$9,805,072,122	$17,549,835	$13,957,331	$30,694,154

NET ASSETS, representing:
Accumulation units	$117,570,092	$9,805,072,122	$17,549,835	$13,957,331	$30,694,154
	$117,570,092	$9,805,072,122	$17,549,835	$13,957,331	$30,694,154

Units outstanding	7,719,740	941,647,455	1,160,988	882,618	2,826,703

Portfolio shares held	7,002,388	841,637,092	1,042,771	808,184	2,524,190
Portfolio net asset value per share	$16.79	$11.65	$16.83	$17.27	$12.16
Investment in portfolio shares, at cost	$102,801,909	$9,262,741,425	$16,477,758	$12,835,007	$29,883,056

STATEMENTS OF OPERATIONS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST ClearBridge Dividend Growth Portfolio	AST Multi-Sector Fixed Income Portfolio	AST AQR Large-Cap Portfolio	AST QMA Large-Cap Portfolio	AST Bond Portfolio 2025
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	2,063,338	173,349,193	177,118	125,442	401,795
NET INVESTMENT INCOME (LOSS)	(2,063,338)	(173,349,193)	(177,118)	(125,442)	(401,795)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	7,645,022	1,313,675	968,833	449,344	12,914
Net change in unrealized appreciation (depreciation) on investments	(13,935,432)	(500,469,219)	(2,576,652)	(1,561,126)	668,276
NET GAIN (LOSS) ON INVESTMENTS	(6,290,410)	(499,155,544)	(1,607,819)	(1,111,782)	681,190

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(8,353,748)	$(672,504,737)	$(1,784,937)	$(1,237,224)	$279,395

The accompanying notes are an integral part of these financial statements.
A 22

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2018

	SUBACCOUNTS
	AST T. Rowe Price Growth Opportunities Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio	AST Prudential Flexible Multi-Strategy Portfolio	AST BlackRock Multi-Asset Income Portfolio
ASSETS
Investment in the portfolios, at fair value	$1,489,625,043	$29,295,145	$52,914,322	$70,334,479	$—
Net Assets	$1,489,625,043	$29,295,145	$52,914,322	$70,334,479	$—

NET ASSETS, representing:
Accumulation units	$1,489,625,043	$29,295,145	$52,914,322	$70,334,479	$—
	$1,489,625,043	$29,295,145	$52,914,322	$70,334,479	$—

Units outstanding	125,667,557	2,648,355	4,446,454	5,860,541	—

Portfolio shares held	117,293,311	2,574,266	4,308,984	5,653,897	—
Portfolio net asset value per share	$12.70	$11.38	$12.28	$12.44	$—
Investment in portfolio shares, at cost	$1,436,046,890	$28,332,884	$49,085,157	$64,669,348	$—

STATEMENTS OF OPERATIONS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST T. Rowe Price Growth Opportunities Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio	AST Prudential Flexible Multi-Strategy Portfolio	AST BlackRock Multi-Asset Income Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	4/27/2018**

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	23,001,857	199,028	348,152	455,651	70,078
NET INVESTMENT INCOME (LOSS)	(23,001,857)	(199,028)	(348,152)	(455,651)	(70,078)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	15,948,874	318,990	604,790	1,363,398	2,281,555
Net change in unrealized appreciation (depreciation) on investments	(171,117,283)	(3,410,358)	(4,710,057)	(6,302,316)	(2,659,187)
NET GAIN (LOSS) ON INVESTMENTS	(155,168,409)	(3,091,368)	(4,105,267)	(4,938,918)	(377,632)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(178,170,266)	$(3,290,396)	$(4,453,419)	$(5,394,569)	$(447,710)

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 23

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2018

	SUBACCOUNTS
	AST Franklin Templeton K2 Global Absolute Return Portfolio	AST Managed Equity Portfolio	AST Managed Fixed Income Portfolio	AST FQ Absolute Return Currency Portfolio	AST Jennison Global Infrastructure Portfolio
ASSETS
Investment in the portfolios, at fair value	$19,025,770	$30,681,919	$33,023,829	$2,420,854	$5,675,867
Net Assets	$19,025,770	$30,681,919	$33,023,829	$2,420,854	$5,675,867

NET ASSETS, representing:
Accumulation units	$19,025,770	$30,681,919	$33,023,829	$2,420,854	$5,675,867
	$19,025,770	$30,681,919	$33,023,829	$2,420,854	$5,675,867

Units outstanding	1,990,339	2,697,700	3,215,908	254,063	529,148

Portfolio shares held	1,951,361	2,624,629	3,124,298	249,573	515,519
Portfolio net asset value per share	$9.75	$11.69	$10.57	$9.70	$11.01
Investment in portfolio shares, at cost	$19,076,216	$29,898,539	$32,256,499	$2,499,277	$5,589,394

STATEMENTS OF OPERATIONS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Franklin Templeton K2 Global Absolute Return Portfolio	AST Managed Equity Portfolio	AST Managed Fixed Income Portfolio	AST FQ Absolute Return Currency Portfolio	AST Jennison Global Infrastructure Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	120,570	191,967	204,002	13,526	33,630
NET INVESTMENT INCOME (LOSS)	(120,570)	(191,967)	(204,002)	(13,526)	(33,630)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	67,745	418,855	116,730	(29,632)	50,689
Net change in unrealized appreciation (depreciation) on investments	(1,166,880)	(4,638,315)	(363,821)	(95,563)	(558,756)
NET GAIN (LOSS) ON INVESTMENTS	(1,099,135)	(4,219,460)	(247,091)	(125,195)	(508,067)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(1,219,705)	$(4,411,427)	$(451,093)	$(138,721)	$(541,697)

The accompanying notes are an integral part of these financial statements.
A 24

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2018

	SUBACCOUNTS
	AST PIMCO Dynamic Bond Portfolio	AST Legg Mason Diversified Growth Portfolio	AST Bond Portfolio 2026	AST AB Global Bond Portfolio	AST Goldman Sachs Global Income Portfolio
ASSETS
Investment in the portfolios, at fair value	$5,149,142	$321,087,527	$74,689,589	$3,850,443	$1,609,795
Net Assets	$5,149,142	$321,087,527	$74,689,589	$3,850,443	$1,609,795

NET ASSETS, representing:
Accumulation units	$5,149,142	$321,087,527	$74,689,589	$3,850,443	$1,609,795
	$5,149,142	$321,087,527	$74,689,589	$3,850,443	$1,609,795

Units outstanding	548,603	29,409,375	7,783,001	361,055	154,322

Portfolio shares held	536,928	27,775,738	7,133,676	352,928	150,730
Portfolio net asset value per share	$9.59	$11.56	$10.47	$10.91	$10.68
Investment in portfolio shares, at cost	$5,174,336	$310,651,080	$73,976,687	$3,783,906	$1,585,722

STATEMENTS OF OPERATIONS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST PIMCO Dynamic Bond Portfolio	AST Legg Mason Diversified Growth Portfolio	AST Bond Portfolio 2026	AST AB Global Bond Portfolio	AST Goldman Sachs Global Income Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	30,031	4,952,980	1,824,177	20,300	9,039
NET INVESTMENT INCOME (LOSS)	(30,031)	(4,952,980)	(1,824,177)	(20,300)	(9,039)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(2,784)	2,290,608	(1,380,827)	3,257	1,352
Net change in unrealized appreciation (depreciation) on investments	(15,909)	(28,810,965)	756,845	15,479	(2,939)
NET GAIN (LOSS) ON INVESTMENTS	(18,693)	(26,520,357)	(623,982)	18,736	(1,587)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(48,724)	$(31,473,337)	$(2,448,159)	$(1,564)	$(10,626)

The accompanying notes are an integral part of these financial statements.
A 25

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2018

	SUBACCOUNTS
	AST Morgan Stanley Multi-Asset Portfolio	AST Wellington Management Global Bond Portfolio	AST Neuberger Berman Long/Short Portfolio	AST Wellington Management Real Total Return Portfolio	AST QMA International Core Equity Portfolio
ASSETS
Investment in the portfolios, at fair value	$2,161,420	$2,103,437	$3,886,044	$2,916,059	$6,560,071
Net Assets	$2,161,420	$2,103,437	$3,886,044	$2,916,059	$6,560,071

NET ASSETS, representing:
Accumulation units	$2,161,420	$2,103,437	$3,886,044	$2,916,059	$6,560,071
	$2,161,420	$2,103,437	$3,886,044	$2,916,059	$6,560,071

Units outstanding	241,063	195,134	378,169	340,397	668,651

Portfolio shares held	236,479	190,875	372,583	335,951	607,414
Portfolio net asset value per share	$9.14	$11.02	$10.43	$8.68	$10.80
Investment in portfolio shares, at cost	$2,168,753	$2,010,795	$3,924,020	$3,035,333	$7,118,186

STATEMENTS OF OPERATIONS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Morgan Stanley Multi-Asset Portfolio	AST Wellington Management Global Bond Portfolio	AST Neuberger Berman Long/Short Portfolio	AST Wellington Management Real Total Return Portfolio	AST QMA International Core Equity Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	10,562	10,344	20,986	13,507	44,000
NET INVESTMENT INCOME (LOSS)	(10,562)	(10,344)	(20,986)	(13,507)	(44,000)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(3,138)	7,331	44,567	(1,641)	14,736
Net change in unrealized appreciation (depreciation) on investments	(5,915)	60,168	(336,110)	(131,258)	(1,258,800)
NET GAIN (LOSS) ON INVESTMENTS	(9,053)	67,499	(291,543)	(132,899)	(1,244,064)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(19,615)	$57,155	$(312,529)	$(146,406)	$(1,288,064)

The accompanying notes are an integral part of these financial statements.
A 26

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2018

	SUBACCOUNTS
	AST Managed Alternatives Portfolio	AST Emerging Managers Diversified Portfolio	AST Columbia Adaptive Risk Allocation Portfolio	Blackrock Global Allocation V.I. Fund (Class III)	JPMorgan Insurance Trust Income Builder Portfolio (Class 2)
ASSETS
Investment in the portfolios, at fair value	$8,325,853	$4,842,764	$14,253,923	$39,435,605	$13,988,226
Net Assets	$8,325,853	$4,842,764	$14,253,923	$39,435,605	$13,988,226

NET ASSETS, representing:
Accumulation units	$8,325,853	$4,842,764	$14,253,923	$39,435,605	$13,988,226
	$8,325,853	$4,842,764	$14,253,923	$39,435,605	$13,988,226

Units outstanding	874,887	456,087	1,268,915	3,692,794	1,264,337

Portfolio shares held	860,109	449,653	1,247,062	3,045,220	1,387,721
Portfolio net asset value per share	$9.68	$10.77	$11.43	$12.95	$10.08
Investment in portfolio shares, at cost	$8,437,144	$4,850,085	$13,598,258	$42,549,929	$14,388,098

STATEMENTS OF OPERATIONS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Managed Alternatives Portfolio	AST Emerging Managers Diversified Portfolio	AST Columbia Adaptive Risk Allocation Portfolio	Blackrock Global Allocation V.I. Fund (Class III)	JPMorgan Insurance Trust Income Builder Portfolio (Class 2)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

INVESTMENT INCOME
Dividend income	$—	$—	$—	$370,072	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	45,953	27,719	84,653	241,049	81,498
NET INVESTMENT INCOME (LOSS)	(45,953)	(27,719)	(84,653)	129,023	(81,498)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	1,866,522	24,469
Net realized gain (loss) on shares redeemed	4,665	22,937	187,659	108,277	22,891
Net change in unrealized appreciation (depreciation) on investments	(266,276)	(350,521)	(871,960)	(5,595,149)	(722,525)
NET GAIN (LOSS) ON INVESTMENTS	(261,611)	(327,584)	(684,301)	(3,620,350)	(675,165)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(307,564)	$(355,303)	$(768,954)	$(3,491,327)	$(756,663)

The accompanying notes are an integral part of these financial statements.
A 27

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2018

	SUBACCOUNTS
	AST Bond Portfolio 2027	NVIT Emerging Markets Fund (Class D)	AST Bond Portfolio 2028	AST Bond Portfolio 2029	AST American Funds Growth Allocation Portfolio
ASSETS
Investment in the portfolios, at fair value	$86,290,881	$5,533,421	$26,722,851	$3,009,145	$274,473,102
Net Assets	$86,290,881	$5,533,421	$26,722,851	$3,009,145	$274,473,102

NET ASSETS, representing:
Accumulation units	$86,290,881	$5,533,421	$26,722,851	$3,009,145	$274,473,102
	$86,290,881	$5,533,421	$26,722,851	$3,009,145	$274,473,102

Units outstanding	9,049,585	506,495	2,787,789	312,997	28,990,091

Portfolio shares held	8,459,890	500,762	2,669,615	305,807	28,740,639
Portfolio net asset value per share	$10.20	$11.05	$10.01	$9.84	$9.55
Investment in portfolio shares, at cost	$85,724,610	$5,335,762	$25,823,173	$2,921,520	$291,695,652
STATEMENTS OF OPERATIONS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Bond Portfolio 2027	NVIT Emerging Markets Fund (Class D)	AST Bond Portfolio 2028	AST Bond Portfolio 2029	AST American Funds Growth Allocation Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/2/2018*	4/30/2018*
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

INVESTMENT INCOME
Dividend income	$—	$23,194	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	2,071,916	113,707	487,633	20,856	1,223,265
NET INVESTMENT INCOME (LOSS)	(2,071,916)	(90,513)	(487,633)	(20,856)	(1,223,265)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(1,758,122)	230,478	(63,598)	7,189	(2,743,743)
Net change in unrealized appreciation (depreciation) on investments	1,130,024	(1,560,614)	904,901	87,625	(17,222,549)
NET GAIN (LOSS) ON INVESTMENTS	(628,098)	(1,330,136)	841,303	94,814	(19,966,292)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(2,700,014)	$(1,420,649)	$353,670	$73,958	$(21,189,557)

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A 28

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$33,696	$(1,837,732)	$(2,522,005)	$(147,673)	$(180,128)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	2,467,226	13,380,820	618,353	1,042,019
Net change in unrealized appreciation (depreciation) on investments	—	(2,921,368)	(19,531,080)	(1,005,978)	(1,317,844)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	33,696	(2,291,874)	(8,672,265)	(535,298)	(455,953)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,109,260	754,870	628,347	24,817	10,000
Annuity payments	(1,251,270)	(1,635,135)	(883,438)	(157,682)	(174,200)
Surrenders, withdrawals and death benefits	(15,704,956)	(15,409,667)	(18,733,635)	(1,085,036)	(1,632,626)
Net transfers between other subaccounts
or fixed rate option	10,767,531	1,565,253	(3,781,891)	(72,825)	(451,507)
Miscellaneous transactions	5,502	4,612	5,060	385	34
Other charges	(102,328)	(32,379)	(139,476)	—	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(5,176,261)	(14,752,446)	(22,905,033)	(1,290,341)	(2,248,299)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,142,565)	(17,044,320)	(31,577,298)	(1,825,639)	(2,704,252)

NET ASSETS
Beginning of period	82,409,467	140,779,795	176,689,783	11,108,455	13,994,718
End of period	$77,266,902	$123,735,475	$145,112,485	$9,282,816	$11,290,466

Beginning units	72,664,979	51,465,051	48,485,270	3,315,066	4,680,398
Units issued	14,932,722	621,807	442,257	12,629	15,492
Units redeemed	(19,435,976)	(6,134,079)	(6,421,856)	(395,736)	(769,823)
Ending units	68,161,725	45,952,779	42,505,671	2,931,959	3,926,067

The accompanying notes are an integral part of these financial statements.
A 29

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio (Class I)	Prudential Stock Index Portfolio	Prudential Global Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(3,339,958)	$1,889,605	$(42,051)	$(4,168,246)	$(821,789)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	12,689,572	(620,728)	(94,585)	16,909,451	3,804,330
Net change in unrealized appreciation (depreciation) on investments	(32,732,672)	(4,684,569)	(447,588)	(29,046,554)	(7,292,896)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(23,383,058)	(3,415,692)	(584,224)	(16,305,349)	(4,310,355)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	630,124	331,874	6,337	12,784,179	205,759
Annuity payments	(1,373,538)	(758,470)	(20,685)	(1,658,121)	(327,167)
Surrenders, withdrawals and death benefits	(23,535,629)	(16,239,176)	(230,424)	(28,784,235)	(6,053,257)
Net transfers between other subaccounts
or fixed rate option	(2,550,792)	213,851	(13,597)	3,072,515	(360,062)
Miscellaneous transactions	11,103	(3,363)	(74)	11,342	948
Other charges	(307,866)	(189,435)	—	(320,995)	(65,108)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(27,126,598)	(16,644,719)	(258,443)	(14,895,315)	(6,598,887)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(50,509,656)	(20,060,411)	(842,667)	(31,200,664)	(10,909,242)

NET ASSETS
Beginning of period	234,532,063	142,013,058	3,270,340	286,797,588	57,219,667
End of period	$184,022,407	$121,952,647	$2,427,673	$255,596,924	$46,310,425

Beginning units	69,321,450	28,650,342	617,613	79,672,113	20,166,766
Units issued	456,648	418,112	6,472	3,086,099	483,594
Units redeemed	(8,575,239)	(3,835,949)	(56,597)	(10,366,220)	(2,787,704)
Ending units	61,202,859	25,232,505	567,488	72,391,992	17,862,656

The accompanying notes are an integral part of these financial statements.
A 30

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Equity Income Portfolio (Equity Income Class)	Invesco V.I. Core Equity Fund (Series I)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(4,375,839)	$(845,410)	$(22,007)	$346,126	$(351,818)
Capital gains distributions received	—	—	1,684,987	5,062,548	4,262,648
Net realized gain (loss) on shares redeemed	29,135,768	5,509,481	528,786	2,311,667	2,168,028
Net change in unrealized appreciation (depreciation) on investments	(27,688,101)	(10,822,105)	(5,056,422)	(13,811,686)	(12,850,006)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(2,928,172)	(6,158,034)	(2,864,656)	(6,091,345)	(6,771,148)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	993,316	5,077,974	48,328	120,307	141,448
Annuity payments	(2,110,714)	(328,108)	(152,358)	(579,195)	(425,262)
Surrenders, withdrawals and death benefits	(30,358,309)	(6,133,117)	(2,144,388)	(8,073,289)	(6,760,791)
Net transfers between other subaccounts
or fixed rate option	(5,331,133)	1,191,128	48,382	(304,292)	(466,057)
Miscellaneous transactions	6,776	7,603	(210)	1,863	(1,028)
Other charges	(247,452)	(17,837)	(3,251)	(12,431)	(17,562)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(37,047,516)	(202,357)	(2,203,497)	(8,847,037)	(7,529,252)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(39,975,688)	(6,360,391)	(5,068,153)	(14,938,382)	(14,300,400)

NET ASSETS
Beginning of period	294,436,374	59,097,143	20,482,638	65,251,496	71,341,593
End of period	$254,460,686	$52,736,752	$15,414,485	$50,313,114	$57,041,193

Beginning units	70,791,825	9,680,422	10,239,900	16,254,805	23,684,824
Units issued	951,243	1,040,972	254,061	60,818	22,671
Units redeemed	(9,137,411)	(1,544,021)	(1,375,646)	(2,275,920)	(2,477,456)
Ending units	62,605,657	9,177,373	9,118,315	14,039,703	21,230,039

The accompanying notes are an integral part of these financial statements.
A 31

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	Janus Henderson VIT Research Portfolio (Institutional Shares)	Janus Henderson VIT Overseas Portfolio (Institutional Shares)	MFS® Research Series (Initial Class)	MFS® Growth Series (Initial Class)	American Century VP Value Fund (Class I)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(470,803)	$179,792	$(126,271)	$(826,324)	$57,442
Capital gains distributions received	2,617,375	—	2,036,869	4,165,209	1,580
Net realized gain (loss) on shares redeemed	2,020,687	(85,463)	705,892	4,167,543	1,590,009
Net change in unrealized appreciation (depreciation) on investments	(5,734,014)	(8,871,784)	(3,455,432)	(6,199,804)	(3,988,773)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,566,755)	(8,777,455)	(838,942)	1,306,624	(2,339,742)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	80,508	75,061	16,761	177,225	35,940
Annuity payments	(286,098)	(342,473)	(284,341)	(220,730)	(76,843)
Surrenders, withdrawals and death benefits	(5,855,849)	(5,618,001)	(1,842,534)	(6,026,222)	(2,698,470)
Net transfers between other subaccounts
or fixed rate option	(1,053,094)	(121,655)	(145,682)	(1,348,825)	(1,295,800)
Miscellaneous transactions	2,109	(331)	(338)	(378)	1,179
Other charges	(14,417)	(13,235)	(3,837)	(15,287)	(4,467)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(7,126,841)	(6,020,634)	(2,259,971)	(7,434,217)	(4,038,461)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(8,693,596)	(14,798,089)	(3,098,913)	(6,127,593)	(6,378,203)

NET ASSETS
Beginning of period	55,171,307	60,057,192	18,257,977	60,860,818	26,278,917
End of period	$46,477,711	$45,259,103	$15,159,064	$54,733,225	$19,900,714

Beginning units	17,051,349	16,962,114	5,304,052	15,862,556	6,738,168
Units issued	15,063	60,495	15,920	137,101	48,246
Units redeemed	(2,083,959)	(1,769,757)	(648,781)	(1,903,980)	(1,088,964)
Ending units	14,982,453	15,252,852	4,671,191	14,095,677	5,697,450

The accompanying notes are an integral part of these financial statements.
A 32

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Davis Value Portfolio	AB VPS Large Cap Growth Portfolio (Class B)	Prudential SP Small Cap Value Portfolio (Class I)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(331,988)	$(613,948)	$(144,592)	$(121,888)	$(1,367,520)
Capital gains distributions received	2,423,525	—	4,008,267	979,798	—
Net realized gain (loss) on shares redeemed	(450,023)	4,412,787	(133,098)	461,145	6,261,786
Net change in unrealized appreciation (depreciation) on investments	(2,948,205)	(6,161,155)	(7,145,381)	(1,211,768)	(17,185,032)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,306,691)	(2,362,316)	(3,414,804)	107,287	(12,290,766)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	37,165	76,311	35,112	1,351	304,250
Annuity payments	(207,535)	(359,545)	(148,155)	(28,023)	(228,765)
Surrenders, withdrawals and death benefits	(2,364,522)	(5,409,507)	(2,533,583)	(847,167)	(8,803,410)
Net transfers between other subaccounts
or fixed rate option	(270,586)	(812,474)	(224,542)	(101,372)	(806,238)
Miscellaneous transactions	(366)	(2,315)	(403)	(167)	(1,995)
Other charges	(5,372)	(8,601)	(4,396)	(1,506)	(208,819)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(2,811,216)	(6,516,131)	(2,875,967)	(976,884)	(9,744,977)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,117,907)	(8,878,447)	(6,290,771)	(869,597)	(22,035,743)

NET ASSETS
Beginning of period	24,042,841	44,792,277	25,779,494	8,716,310	90,794,381
End of period	$19,924,934	$35,913,830	$19,488,723	$7,846,713	$68,758,638

Beginning units	7,436,523	13,523,215	12,130,078	5,895,436	26,955,843
Units issued	115,845	117,287	55,813	362,410	359,610
Units redeemed	(936,854)	(2,024,355)	(1,420,766)	(997,755)	(3,258,098)
Ending units	6,615,514	11,616,147	10,765,125	5,260,091	24,057,355

The accompanying notes are an integral part of these financial statements.
A 33

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	Janus Henderson VIT Research Portfolio (Service Shares)	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)	AST Goldman Sachs Large-Cap Value Portfolio	AST Cohen & Steers Realty Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(131,587)	$(1,616,281)	$(491,121)	$(8,460,885)	$(3,479,154)
Capital gains distributions received	505,317	—	—	—	—
Net realized gain (loss) on shares redeemed	541,660	8,657,292	1,011,922	25,497,281	12,526,265
Net change in unrealized appreciation (depreciation) on investments	(1,227,490)	(15,249,087)	(4,697,784)	(72,641,818)	(22,440,112)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(312,100)	(8,208,076)	(4,176,983)	(55,605,422)	(13,393,001)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	37,494	266,702	18,642	7,797,950	6,706,784
Annuity payments	(19,790)	(339,748)	(61,443)	(97,385)	(208,127)
Surrenders, withdrawals and death benefits	(914,674)	(11,749,045)	(2,913,058)	(44,687,203)	(15,473,116)
Net transfers between other subaccounts
or fixed rate option	(466,313)	(2,293,168)	239,731	(55,736,738)	(27,869,017)
Miscellaneous transactions	482	(351)	3,713	(1,612)	(3,823)
Other charges	(28,154)	(257,195)	(74,046)	(5,938,506)	(1,998,543)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,390,955)	(14,372,805)	(2,786,461)	(98,663,494)	(38,845,842)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,703,055)	(22,580,881)	(6,963,444)	(154,268,916)	(52,238,843)

NET ASSETS
Beginning of period	10,325,654	105,906,348	32,256,909	646,682,943	243,725,462
End of period	$8,622,599	$83,325,467	$25,293,465	$492,414,027	$191,486,619

Beginning units	4,942,917	31,152,249	16,536,321	36,026,323	12,441,393
Units issued	55,461	247,629	662,254	1,687,901	1,374,344
Units redeemed	(636,236)	(4,278,421)	(2,074,828)	(7,199,920)	(3,349,382)
Ending units	4,362,142	27,121,457	15,123,747	30,514,304	10,466,355

The accompanying notes are an integral part of these financial statements.
A 34

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST J.P. Morgan Strategic Opportunities Portfolio	AST T. Rowe Price Large-Cap Value Portfolio	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio	AST WEDGE Capital Mid-Cap Value Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(24,084,511)	$(2,091,541)	$(3,025,002)	$(2,880,873)	$(1,693,494)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	72,732,797	6,883,001	10,020,628	17,671,544	7,934,543
Net change in unrealized appreciation (depreciation) on investments	(147,205,973)	(20,100,361)	(13,636,875)	(35,485,593)	(25,263,541)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(98,557,687)	(15,308,901)	(6,641,249)	(20,694,922)	(19,022,492)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	49,574,944	8,733,710	12,055,438	6,295,796	1,433,712
Annuity payments	(508,393)	(29,211)	(52,715)	(54,821)	(92,422)
Surrenders, withdrawals and death benefits	(94,302,357)	(9,484,337)	(16,822,804)	(14,240,914)	(7,812,550)
Net transfers between other subaccounts
or fixed rate option	(158,847,109)	2,687,060	(22,955,238)	(4,994,570)	(9,191,296)
Miscellaneous transactions	(1,652)	11,183	(299)	(3,667)	(775)
Other charges	(15,716,408)	(1,165,823)	(1,574,254)	(1,680,405)	(939,863)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(219,800,975)	752,582	(29,349,872)	(14,678,581)	(16,603,194)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(318,358,662)	(14,556,319)	(35,991,121)	(35,373,503)	(35,625,686)

NET ASSETS
Beginning of period	1,564,162,696	134,366,944	219,286,967	181,631,221	119,136,144
End of period	$1,245,804,034	$119,810,625	$183,295,846	$146,257,718	$83,510,458

Beginning units	111,352,127	8,177,523	14,828,713	8,199,145	5,460,598
Units issued	5,773,041	2,023,181	2,081,441	1,596,042	544,858
Units redeemed	(21,762,529)	(1,984,059)	(4,012,504)	(2,243,701)	(1,332,536)
Ending units	95,362,639	8,216,645	12,897,650	7,551,486	4,672,920

The accompanying notes are an integral part of these financial statements.
A 35

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Small-Cap Value Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Lord Abbett Core Fixed Income Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	9/14/2018**	12/31/2018

OPERATIONS
Net investment income (loss)	$(2,078,786)	$(9,245,001)	$(5,601,166)	$(6,262,628)	$(6,861,791)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	9,138,719	36,082,126	26,310,448	37,823,285	50,556,461
Net change in unrealized appreciation (depreciation) on investments	(31,123,565)	(57,903,641)	(87,824,159)	(48,857,108)	(57,643,208)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(24,063,632)	(31,066,516)	(67,114,877)	(17,296,451)	(13,948,538)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,864,362	15,216,451	10,480,478	7,223,200	7,904,668
Annuity payments	(58,884)	(115,686)	(252,480)	(46,308)	(250,309)
Surrenders, withdrawals and death benefits	(9,359,754)	(41,374,740)	(28,291,622)	(34,210,694)	(35,153,386)
Net transfers between other subaccounts
or fixed rate option	(11,890,901)	(42,428,665)	(5,891,108)	(638,741,655)	(55,129,165)
Miscellaneous transactions	(366)	(1,116)	13,456	(108)	1,209
Other charges	(1,119,403)	(5,477,187)	(4,627,075)	(4,993,251)	(3,863,189)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(18,564,946)	(74,180,943)	(28,568,351)	(670,768,816)	(86,490,172)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(42,628,578)	(105,247,459)	(95,683,228)	(688,065,267)	(100,438,710)

NET ASSETS
Beginning of period	144,480,301	608,566,928	467,504,771	688,065,267	466,162,553
End of period	$101,851,723	$503,319,469	$371,821,543	$—	$365,723,843

Beginning units	6,774,556	29,238,537	22,705,280	56,508,237	18,618,717
Units issued	1,053,148	2,916,786	2,316,609	3,425,918	1,413,352
Units redeemed	(1,952,670)	(6,398,543)	(3,732,763)	(59,934,155)	(4,733,629)
Ending units	5,875,034	25,756,780	21,289,126	—	15,298,440

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 36

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST MFS Growth Portfolio	AST Neuberger Berman/LSV Mid-Cap Value Portfolio	AST BlackRock Low Duration Bond Portfolio	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(2,589,974)	$(5,514,233)	$(2,338,604)	$(3,993,881)	$(4,002,822)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	16,384,482	22,695,708	898,154	20,977,556	8,436,926
Net change in unrealized appreciation (depreciation) on investments	(14,706,429)	(79,213,633)	238,865	(41,401,304)	(47,784,486)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(911,921)	(62,032,158)	(1,201,585)	(24,417,629)	(43,350,382)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	12,907,236	12,608,694	11,627,718	10,887,662	4,208,075
Annuity payments	(68,380)	(130,004)	(335,264)	(21,762)	(178,034)
Surrenders, withdrawals and death benefits	(12,960,173)	(23,995,078)	(19,437,582)	(18,198,810)	(19,235,835)
Net transfers between other subaccounts
or fixed rate option	8,942,894	(30,173,583)	307,295	(17,352,698)	(44,248,565)
Miscellaneous transactions	25,176	(3,240)	(725)	7,058	561
Other charges	(1,570,310)	(3,069,385)	(1,115,192)	(2,274,109)	(2,249,995)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	7,276,443	(44,762,596)	(8,953,750)	(26,952,659)	(61,703,793)

TOTAL INCREASE (DECREASE) IN NET ASSETS	6,364,522	(106,794,754)	(10,155,335)	(51,370,288)	(105,054,175)

NET ASSETS
Beginning of period	170,338,092	381,806,595	164,924,467	275,318,533	285,152,483
End of period	$176,702,614	$275,011,841	$154,769,132	$223,948,245	$180,098,308

Beginning units	7,414,319	16,836,160	16,297,749	10,874,830	26,240,624
Units issued	2,229,815	1,745,466	4,462,911	1,591,029	2,757,922
Units redeemed	(1,916,202)	(3,732,828)	(5,343,073)	(2,638,257)	(8,879,676)
Ending units	7,727,932	14,848,798	15,417,587	9,827,602	20,118,870

The accompanying notes are an integral part of these financial statements.
A 37

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST T. Rowe Price Asset Allocation Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio	AST Wellington Management Hedged Equity Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(177,868,027)	$(6,243,792)	$(3,769,517)	$(2,357,086)	$(24,651,616)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	418,977,384	23,671,565	8,319,332	1,066,188	69,999,257
Net change in unrealized appreciation (depreciation) on investments	(996,059,803)	(62,848,606)	(51,002,280)	2,509,060	(142,628,747)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(754,950,446)	(45,420,833)	(46,452,465)	1,218,162	(97,281,106)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	334,086,492	13,008,537	3,004,602	7,169,298	51,011,025
Annuity payments	(3,808,497)	(166,894)	(127,168)	(113,225)	(905,801)
Surrenders, withdrawals and death benefits	(683,313,211)	(30,456,843)	(18,376,612)	(11,934,448)	(95,969,562)
Net transfers between other subaccounts
or fixed rate option	(610,661,683)	(26,419,723)	3,127,720	(15,264,221)	(155,902,464)
Miscellaneous transactions	36,926	5,707	10,178	(319)	(3,860)
Other charges	(125,417,625)	(3,890,620)	(2,107,164)	(1,895,059)	(17,464,967)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,089,077,598)	(47,919,836)	(14,468,444)	(22,037,974)	(219,235,629)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,844,028,044)	(93,340,669)	(60,920,909)	(20,819,812)	(316,516,735)

NET ASSETS
Beginning of period	11,688,100,623	447,924,348	244,940,619	188,204,525	1,626,779,446
End of period	$9,844,072,579	$354,583,679	$184,019,710	$167,384,713	$1,310,262,711

Beginning units	717,175,192	22,832,242	17,268,158	18,786,865	119,255,539
Units issued	20,335,251	2,355,549	3,047,975	2,102,823	4,870,682
Units redeemed	(87,105,672)	(4,821,484)	(4,321,679)	(4,282,825)	(21,486,588)
Ending units	650,404,771	20,366,307	15,994,454	16,606,863	102,639,633

The accompanying notes are an integral part of these financial statements.
A 38

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST Fidelity Institutional AM℠ Quantitative Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(146,486,893)	$(50,473,778)	$(118,638,576)	$(71,698,542)	$(56,306,314)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	390,967,717	187,014,681	314,455,670	180,171,357	145,458,678
Net change in unrealized appreciation (depreciation) on investments	(940,486,307)	(422,340,034)	(673,315,739)	(298,531,447)	(415,296,398)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(696,005,483)	(285,799,131)	(477,498,645)	(190,058,632)	(326,144,034)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	412,006,164	34,034,477	309,440,633	123,259,547	104,575,533
Annuity payments	(1,982,575)	(1,868,444)	(4,013,577)	(4,013,716)	(705,292)
Surrenders, withdrawals and death benefits	(563,374,491)	(200,995,709)	(484,353,160)	(355,099,490)	(216,801,654)
Net transfers between other subaccounts
or fixed rate option	(377,444,178)	(572,315,054)	(306,458,533)	(244,690,902)	(277,999,447)
Miscellaneous transactions	61,246	(15,249)	(5,064)	(67,256)	4,745
Other charges	(91,550,123)	(28,809,678)	(75,901,820)	(43,441,171)	(39,572,482)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(622,283,957)	(769,969,657)	(561,291,521)	(524,052,988)	(430,498,597)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,318,289,440)	(1,055,768,788)	(1,038,790,166)	(714,111,620)	(756,642,631)

NET ASSETS
Beginning of period	9,063,318,625	3,337,537,683	7,740,601,916	4,615,129,943	3,737,053,797
End of period	$7,745,029,185	$2,281,768,895	$6,701,811,750	$3,901,018,323	$2,980,411,166

Beginning units	536,307,375	245,825,116	489,239,827	329,485,420	253,498,091
Units issued	40,275,843	11,719,401	22,953,069	15,975,873	8,817,519
Units redeemed	(78,054,633)	(70,980,209)	(57,610,525)	(53,114,075)	(39,235,903)
Ending units	498,528,585	186,564,308	454,582,371	292,347,218	223,079,707
The accompanying notes are an integral part of these financial statements.
A 39

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Government Money Market Portfolio	AST Small-Cap Growth Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(217,546,690)	$(103,960,557)	$(13,850,848)	$(245,020)	$(4,136,131)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	451,187,522	289,364,077	82,017,760	—	21,220,336
Net change in unrealized appreciation (depreciation) on investments	(1,451,976,804)	(657,738,219)	(50,614,615)	—	(43,597,615)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,218,335,972)	(472,334,699)	17,552,297	(245,020)	(26,513,410)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	345,303,812	160,744,170	34,129,230	40,371,005	9,362,951
Annuity payments	(3,459,359)	(1,380,249)	(178,730)	(203,550)	(102,139)
Surrenders, withdrawals and death benefits	(825,068,195)	(409,223,138)	(64,468,315)	(859,470,284)	(18,521,500)
Net transfers between other subaccounts
or fixed rate option	(1,459,617,465)	(342,690,421)	(6,523,084)	839,151,563	5,092,053
Miscellaneous transactions	(22,505)	56,517	(32,401)	(1,025)	5,045
Other charges	(153,661,458)	(71,711,174)	(7,581,852)	(1,143,003)	(2,160,508)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(2,096,525,170)	(664,204,295)	(44,655,152)	18,704,706	(6,324,098)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,314,861,142)	(1,136,538,994)	(27,102,855)	18,459,686	(32,837,508)

NET ASSETS
Beginning of period	14,454,364,713	6,806,563,912	833,920,249	200,272,575	255,986,993
End of period	$11,139,503,571	$5,670,024,918	$806,817,394	$218,732,261	$223,149,485

Beginning units	865,745,078	410,174,737	30,786,925	22,116,718	10,814,190
Units issued	33,126,430	10,377,717	4,866,130	46,320,217	2,289,597
Units redeemed	(163,722,944)	(50,658,351)	(6,415,258)	(44,557,537)	(2,568,856)
Ending units	735,148,564	369,894,103	29,237,797	23,879,398	10,534,931

The accompanying notes are an integral part of these financial statements.
A 40

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST BlackRock/Loomis Sayles Bond Portfolio	AST International Value Portfolio	AST International Growth Portfolio	AST Investment Grade Bond Portfolio	AST Western Asset Core Plus Bond Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(25,627,413)	$(2,039,333)	$(3,329,981)	$(38,207,291)	$(13,674,965)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	27,088,454	3,997,017	9,394,240	8,726,092	12,454,871
Net change in unrealized appreciation (depreciation) on investments	(41,155,471)	(27,026,908)	(46,574,504)	58,842,706	(25,041,925)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(39,694,430)	(25,069,224)	(40,510,245)	29,361,507	(26,262,019)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	14,998,716	4,320,710	9,563,069	38,797	13,966,771
Annuity payments	(1,534,649)	(97,026)	(31,039)	(407,536)	(287,375)
Surrenders, withdrawals and death benefits	(129,988,466)	(9,456,960)	(15,507,156)	(131,107,027)	(70,045,836)
Net transfers between other subaccounts
or fixed rate option	(135,211,500)	(3,817,949)	14,769,571	5,899,276,562	553,488,284
Miscellaneous transactions	380	7,479	9,430	12,802	(153)
Other charges	(15,105,549)	(1,060,178)	(2,951,242)	(28,052,363)	(8,691,832)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(266,841,068)	(10,103,924)	5,852,633	5,739,761,235	488,429,859

TOTAL INCREASE (DECREASE) IN NET ASSETS	(306,535,498)	(35,173,148)	(34,657,612)	5,769,122,742	462,167,840

NET ASSETS
Beginning of period	1,717,612,018	147,956,365	269,588,810	1,250,379,115	723,371,148
End of period	$1,411,076,520	$112,783,217	$234,931,198	$7,019,501,857	$1,185,538,988

Beginning units	147,932,167	11,482,988	18,217,927	91,942,817	56,851,935
Units issued	9,812,126	1,623,662	3,596,876	655,344,571	61,012,417
Units redeemed	(33,341,616)	(2,543,910)	(3,343,161)	(175,692,008)	(21,044,397)
Ending units	124,402,677	10,562,740	18,471,642	571,595,380	96,819,955

The accompanying notes are an integral part of these financial statements.
A 41

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Bond Portfolio 2018	AST Bond Portfolio 2019	AST Global Real Estate Portfolio	AST Parametric Emerging Markets Equity Portfolio	AST Goldman Sachs Small-Cap Value Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018**	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(816,659)	$(885,983)	$(1,147,646)	$(3,539,756)	$(5,079,231)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	2,860,248	7,908	3,505,692	6,955,024	25,831,603
Net change in unrealized appreciation (depreciation) on investments	(2,633,054)	409,651	(6,772,400)	(39,132,175)	(69,454,659)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(589,465)	(468,424)	(4,414,354)	(35,716,907)	(48,702,287)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	1,548,387	1,834,167	9,755,940
Annuity payments	—	(11,530)	(25,051)	—	(193,944)
Surrenders, withdrawals and death benefits	(14,179,101)	(17,948,461)	(5,715,385)	(13,924,925)	(23,329,497)
Net transfers between other subaccounts
or fixed rate option	(73,309,780)	79,155,818	(11,509,368)	(19,101,381)	(30,620,990)
Miscellaneous transactions	249	(1,966)	(89)	(1,159)	107
Other charges	(54,509)	(4,522)	(667,597)	(2,211,851)	(3,038,277)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(87,543,141)	61,189,339	(16,369,103)	(33,405,149)	(47,426,661)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(88,132,606)	60,720,915	(20,783,457)	(69,122,056)	(96,128,948)

NET ASSETS
Beginning of period	88,132,606	8,872,345	78,498,432	240,318,736	354,793,516
End of period	$—	$69,593,260	$57,714,975	$171,196,680	$258,664,568

Beginning units	7,832,879	754,700	4,913,350	21,865,500	15,520,221
Units issued	644,245	6,789,881	482,803	3,874,196	1,528,331
Units redeemed	(8,477,124)	(1,336,733)	(1,532,182)	(7,341,192)	(3,580,765)
Ending units	—	6,207,848	3,863,971	18,398,504	13,467,787

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 42

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST RCM World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio	AST Goldman Sachs Multi-Asset Portfolio	ProFund VP Consumer Services	ProFund VP Consumer Goods
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(63,319,323)	$(39,134,450)	$(33,887,284)	$(5,362)	$(550)
Capital gains distributions received	—	—	—	24,965	110,586
Net realized gain (loss) on shares redeemed	160,997,783	108,185,383	85,175,300	36,986	(31,935)
Net change in unrealized appreciation (depreciation) on investments	(483,314,575)	(291,057,097)	(239,261,307)	(53,419)	(184,499)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(385,636,115)	(222,006,164)	(187,973,291)	3,170	(106,398)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	108,941,638	120,378,452	72,892,237	—	—
Annuity payments	(700,212)	(571,247)	(596,801)	—	—
Surrenders, withdrawals and death benefits	(233,221,998)	(142,017,584)	(120,073,639)	(34,027)	(48,013)
Net transfers between other subaccounts
or fixed rate option	(402,659,927)	(220,307,446)	(318,166,018)	(54,015)	(213,495)
Miscellaneous transactions	14,491	2,824	914	—	(3)
Other charges	(48,323,590)	(28,485,644)	(26,131,860)	(2,915)	(5,960)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(575,949,598)	(271,000,645)	(392,075,167)	(90,957)	(267,471)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(961,585,713)	(493,006,809)	(580,048,458)	(87,787)	(373,869)

NET ASSETS
Beginning of period	4,362,026,591	2,577,928,786	2,355,804,300	519,960	778,998
End of period	$3,400,440,878	$2,084,921,977	$1,775,755,842	$432,173	$405,129

Beginning units	304,321,037	164,997,779	176,871,835	19,232	38,135
Units issued	9,268,665	10,772,366	7,815,769	4,469	8,981
Units redeemed	(51,583,490)	(28,680,398)	(38,196,171)	(7,501)	(23,847)
Ending units	262,006,212	147,089,747	146,491,433	16,200	23,269

The accompanying notes are an integral part of these financial statements.
A 43

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	ProFund VP Financials	ProFund VP Health Care	ProFund VP Industrials	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(10,050)	$(22,996)	$(7,091)	$(9,018)	$(5,133)
Capital gains distributions received	—	104,350	—	53,503	56,680
Net realized gain (loss) on shares redeemed	111,513	156,037	60,658	1,350	4,175
Net change in unrealized appreciation (depreciation) on investments	(198,839)	(169,891)	(128,124)	(124,879)	(113,800)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(97,376)	67,500	(74,557)	(79,044)	(58,078)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	6,687	3,600	6,806	—	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(84,720)	(212,700)	(37,970)	(51,502)	(13,414)
Net transfers between other subaccounts
or fixed rate option	(354,999)	(304,267)	(225,585)	(21,615)	(63,027)
Miscellaneous transactions	7	202	—	—	—
Other charges	(8,169)	(13,546)	(5,157)	(5,187)	(2,920)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(441,194)	(526,711)	(261,906)	(78,304)	(79,361)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(538,570)	(459,211)	(336,463)	(157,348)	(137,439)

NET ASSETS
Beginning of period	1,251,528	1,872,043	809,242	645,325	470,276
End of period	$712,958	$1,412,832	$472,779	$487,977	$332,837

Beginning units	86,950	76,049	38,141	31,590	24,601
Units issued	10,012	9,483	3,278	4,922	1,606
Units redeemed	(38,687)	(29,757)	(14,357)	(8,903)	(5,955)
Ending units	58,275	55,775	27,062	27,609	20,252

The accompanying notes are an integral part of these financial statements.
A 44

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	ProFund VP Real Estate	ProFund VP Small-Cap Growth	ProFund VP Small-Cap Value	ProFund VP Telecommu-nications	ProFund VP Utilities
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$1,642	$(7,876)	$(4,011)	$4,329	$5,595
Capital gains distributions received	24,860	54,485	30,799	—	17,422
Net realized gain (loss) on shares redeemed	(4,538)	24,668	9,075	(8,601)	10,990
Net change in unrealized appreciation (depreciation) on investments	(37,778)	(103,901)	(94,964)	(11,374)	(28,154)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(15,814)	(32,624)	(59,101)	(15,646)	5,853

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	—	—	3,600
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(13,901)	(21,811)	(33,345)	(18,632)	(79,225)
Net transfers between other subaccounts
or fixed rate option	(44,917)	(169,581)	32,723	(25,179)	(85,657)
Miscellaneous transactions	(2)	1	—	—	—
Other charges	(1,946)	(5,471)	(2,996)	(844)	(4,459)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(60,766)	(196,862)	(3,618)	(44,655)	(165,741)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(76,580)	(229,486)	(62,719)	(60,301)	(159,888)

NET ASSETS
Beginning of period	251,258	809,194	354,388	124,325	574,517
End of period	$174,678	$579,708	$291,669	$64,024	$414,629

Beginning units	17,211	34,934	17,004	9,446	34,751
Units issued	2,852	3,563	7,491	3,307	5,231
Units redeemed	(7,620)	(11,653)	(7,775)	(6,865)	(15,049)
Ending units	12,443	26,844	16,720	5,888	24,933

The accompanying notes are an integral part of these financial statements.
A 45

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	ProFund VP Large-Cap Growth	ProFund VP Large-Cap Value	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2020	AST Bond Portfolio 2017
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	1/2/2018**

OPERATIONS
Net investment income (loss)	$(14,983)	$(4,724)	$(3,644,546)	$(203,536)	$(415)
Capital gains distributions received	46,243	—	—	—	—
Net realized gain (loss) on shares redeemed	62,905	36,239	22,696,338	69,564	52,529
Net change in unrealized appreciation (depreciation) on investments	(119,773)	(128,016)	(26,482,190)	(29,840)	(53,392)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(25,608)	(96,501)	(7,430,398)	(163,812)	(1,278)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	14,044,896	—	—
Annuity payments	—	—	(34,215)	—	—
Surrenders, withdrawals and death benefits	(62,158)	(56,658)	(16,413,135)	(989,660)	—
Net transfers between other subaccounts
or fixed rate option	(62,968)	(37,213)	(4,396,484)	2,383,833	(1,863,292)
Miscellaneous transactions	(2)	(2)	(6,182)	(63)	57
Other charges	(7,563)	(6,535)	(2,127,237)	(3,738)	(895)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(132,691)	(100,408)	(8,932,357)	1,390,372	(1,864,130)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(158,299)	(196,909)	(16,362,755)	1,226,560	(1,865,408)

NET ASSETS
Beginning of period	1,024,783	880,891	230,077,993	9,007,882	1,865,408
End of period	$866,484	$683,982	$213,715,238	$10,234,442	$—

Beginning units	49,439	55,706	9,566,333	754,695	171,110
Units issued	5,106	2,379	2,290,759	329,904	—
Units redeemed	(11,285)	(9,033)	(2,642,421)	(210,740)	(171,110)
Ending units	43,260	49,052	9,214,671	873,859	—

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 46

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Bond Portfolio 2021	Wells Fargo VT International Equity Fund (Class 1)	Wells Fargo VT Omega Growth Fund (Class 1)	Wells Fargo VT Small Cap Growth Fund (Class 1)	AST Bond Portfolio 2022
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(1,174,326)	$26,027	$(14,801)	$(7,411)	$(704,015)
Capital gains distributions received	—	58,766	88,654	39,079	—
Net realized gain (loss) on shares redeemed	393,518	(17,738)	67,642	21,438	208,719
Net change in unrealized appreciation (depreciation) on investments	(370,179)	(106,508)	(129,216)	(46,605)	(407,738)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,150,987)	(39,453)	12,279	6,501	(903,034)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	—	—	—
Annuity payments	(24,562)	(12,452)	—	—	—
Surrenders, withdrawals and death benefits	(5,410,692)	(63,762)	(166,852)	(14,781)	(4,374,618)
Net transfers between other subaccounts
or fixed rate option	4,512,937	(6,788)	(65,838)	(25,957)	(3,741,862)
Miscellaneous transactions	(194)	(166)	8	8	265
Other charges	(35,404)	(673)	(2,741)	(523)	(29,135)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(957,915)	(83,841)	(235,423)	(41,253)	(8,145,350)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,108,902)	(123,294)	(223,144)	(34,752)	(9,048,384)

NET ASSETS
Beginning of period	49,025,694	279,735	928,160	403,137	36,142,333
End of period	$46,916,792	$156,441	$705,016	$368,385	$27,093,949

Beginning units	4,013,063	14,521	229,819	18,280	3,124,606
Units issued	752,573	65	1,159	880	454,996
Units redeemed	(826,544)	(4,636)	(53,655)	(2,409)	(1,166,556)
Ending units	3,939,092	9,950	177,323	16,751	2,413,046

The accompanying notes are an integral part of these financial statements.
A 47

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio	Wells Fargo VT Opportunity Fund (Class 1)	AST Prudential Core Bond Portfolio	AST Bond Portfolio 2023
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(15,546,238)	$(30,292,449)	$(19,060)	$(3,992,594)	$(169,816)
Capital gains distributions received	—	—	135,465	—	—
Net realized gain (loss) on shares redeemed	30,804,328	63,170,466	69,100	2,965,607	81,907
Net change in unrealized appreciation (depreciation) on investments	(105,889,483)	(163,505,600)	(296,753)	(5,414,596)	(30,008)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(90,631,393)	(130,627,583)	(111,248)	(6,441,583)	(117,917)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	142,830,872	121,369,504	—	11,034,075	—
Annuity payments	—	(2,642,515)	—	(27,811)	—
Surrenders, withdrawals and death benefits	(95,044,432)	(116,493,048)	(167,950)	(23,116,637)	(1,546,719)
Net transfers between other subaccounts
or fixed rate option	8,255,120	(142,413,491)	(9,707)	22,071,322	4,689,638
Miscellaneous transactions	28,389	4,465	—	(1,167)	(458)
Other charges	(2,318,692)	(20,401,977)	(2,063)	(3,155,748)	(4,752)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	53,751,257	(160,577,062)	(179,720)	6,804,034	3,137,709

TOTAL INCREASE (DECREASE) IN NET ASSETS	(36,880,136)	(291,204,645)	(290,968)	362,451	3,019,792

NET ASSETS
Beginning of period	1,103,531,760	1,972,631,961	1,570,611	294,891,715	7,147,019
End of period	$1,066,651,624	$1,681,427,316	$1,279,643	$295,254,166	$10,166,811

Beginning units	74,247,266	156,449,299	73,402	26,114,211	709,309
Units issued	10,104,518	10,507,088	1,791	6,064,021	693,522
Units redeemed	(6,576,484)	(24,073,637)	(9,771)	(5,466,588)	(365,891)
Ending units	77,775,300	142,882,750	65,422	26,711,644	1,036,940

The accompanying notes are an integral part of these financial statements.
A 48

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST New Discovery Asset Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio	AST Bond Portfolio 2024	AST AQR Emerging Markets Equity Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(9,455,697)	$(63,538)	$(2,347,873)	$(369,976)	$(260,145)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	19,693,821	52,763	6,144,288	(179,084)	520,766
Net change in unrealized appreciation (depreciation) on investments	(71,966,653)	(546,425)	(22,461,008)	270,675	(6,214,134)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(61,728,529)	(557,200)	(18,664,593)	(278,385)	(5,953,513)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	44,354,571	1,230,670	7,496,535	—	4,408,872
Annuity payments	(225,786)	—	—	—	—
Surrenders, withdrawals and death benefits	(33,084,853)	(510,975)	(10,018,559)	(4,499,959)	(1,731,894)
Net transfers between other subaccounts
or fixed rate option	(58,950,201)	(490,583)	(5,133,308)	9,454,557	79,642
Miscellaneous transactions	(4,616)	19	(115)	(22)	7,381
Other charges	(7,680,485)	(26,829)	(1,381,996)	(5,957)	(111,469)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(55,591,370)	202,302	(9,037,443)	4,948,619	2,652,532

TOTAL INCREASE (DECREASE) IN NET ASSETS	(117,319,899)	(354,898)	(27,702,036)	4,670,234	(3,300,981)

NET ASSETS
Beginning of period	628,915,046	7,173,146	166,417,991	15,782,425	27,289,970
End of period	$511,595,147	$6,818,248	$138,715,955	$20,452,659	$23,988,989

Beginning units	44,909,145	660,627	9,129,599	1,613,958	2,206,091
Units issued	4,889,300	236,859	1,878,424	2,152,932	745,870
Units redeemed	(9,345,822)	(221,240)	(2,415,637)	(1,600,060)	(546,061)
Ending units	40,452,623	676,246	8,592,386	2,166,830	2,405,900

The accompanying notes are an integral part of these financial statements.
A 49

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST ClearBridge Dividend Growth Portfolio	AST Multi-Sector Fixed Income Portfolio	AST AQR Large-Cap Portfolio	AST QMA Large-Cap Portfolio	AST Bond Portfolio 2025
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(2,063,338)	$(173,349,193)	$(177,118)	$(125,442)	$(401,795)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	7,645,022	1,313,675	968,833	449,344	12,914
Net change in unrealized appreciation (depreciation) on investments	(13,935,432)	(500,469,219)	(2,576,652)	(1,561,126)	668,276
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(8,353,748)	(672,504,737)	(1,784,937)	(1,237,224)	279,395

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	4,947,265	2,274,149,944	2,399,469	2,851,650	—
Annuity payments	(6,404)	(790,951)	—	—	—
Surrenders, withdrawals and death benefits	(8,788,918)	(532,514,685)	(1,061,748)	(882,206)	(3,313,394)
Net transfers between other subaccounts
or fixed rate option	(11,499,113)	22,517,445	459,628	322,911	28,651,534
Miscellaneous transactions	(1,743)	(36,078)	1,272	(271)	(5)
Other charges	(1,161,807)	(1,211,855)	(73,325)	(57,131)	(4,157)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(16,510,720)	1,762,113,820	1,725,296	2,234,953	25,333,978

TOTAL INCREASE (DECREASE) IN NET ASSETS	(24,864,468)	1,089,609,083	(59,641)	997,729	25,613,373

NET ASSETS
Beginning of period	142,434,560	8,715,463,039	17,609,476	12,959,602	5,080,781
End of period	$117,570,092	$9,805,072,122	$17,549,835	$13,957,331	$30,694,154

Beginning units	8,768,798	775,115,905	1,066,271	758,443	456,931
Units issued	1,546,500	170,762,531	325,882	248,643	3,690,209
Units redeemed	(2,595,558)	(4,230,981)	(231,165)	(124,468)	(1,320,437)
Ending units	7,719,740	941,647,455	1,160,988	882,618	2,826,703

The accompanying notes are an integral part of these financial statements.
A 50

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST T. Rowe Price Growth Opportunities Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio	AST Prudential Flexible Multi-Strategy Portfolio	AST BlackRock Multi-Asset Income Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	4/27/2018**

OPERATIONS
Net investment income (loss)	$(23,001,857)	$(199,028)	$(348,152)	$(455,651)	$(70,078)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	15,948,874	318,990	604,790	1,363,398	2,281,555
Net change in unrealized appreciation (depreciation) on investments	(171,117,283)	(3,410,358)	(4,710,057)	(6,302,316)	(2,659,187)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(178,170,266)	(3,290,396)	(4,453,419)	(5,394,569)	(447,710)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	653,027,974	4,413,703	7,429,317	10,521,829	1,119,707
Annuity payments	(16,053)	—	—	—	—
Surrenders, withdrawals and death benefits	(43,217,898)	(1,351,264)	(2,303,822)	(4,373,435)	(706,954)
Net transfers between other subaccounts
or fixed rate option	(215,817,003)	1,278,721	848,210	(1,843,828)	(37,302,929)
Miscellaneous transactions	29,807	(376)	736	614	(268)
Other charges	(20,849,053)	(182,435)	(315,991)	(421,690)	(66,493)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	373,157,774	4,158,349	5,658,450	3,883,490	(36,956,937)

TOTAL INCREASE (DECREASE) IN NET ASSETS	194,987,508	867,953	1,205,031	(1,511,079)	(37,404,647)

NET ASSETS
Beginning of period	1,294,637,535	28,427,192	51,709,291	71,845,558	37,404,647
End of period	$1,489,625,043	$29,295,145	$52,914,322	$70,334,479	$—

Beginning units	99,563,649	2,311,969	4,009,782	5,558,213	3,494,477
Units issued	57,112,636	565,405	753,461	1,000,873	126,088
Units redeemed	(31,008,728)	(229,019)	(316,789)	(698,545)	(3,620,565)
Ending units	125,667,557	2,648,355	4,446,454	5,860,541	—
**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 51

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Franklin Templeton K2 Global Absolute Return Portfolio	AST Managed Equity Portfolio	AST Managed Fixed Income Portfolio	AST FQ Absolute Return Currency Portfolio	AST Jennison Global Infrastructure Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(120,570)	$(191,967)	$(204,002)	$(13,526)	$(33,630)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	67,745	418,855	116,730	(29,632)	50,689
Net change in unrealized appreciation (depreciation) on investments	(1,166,880)	(4,638,315)	(363,821)	(95,563)	(558,756)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,219,705)	(4,411,427)	(451,093)	(138,721)	(541,697)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,641,414	6,952,718	7,194,038	246,458	1,561,169
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(700,091)	(835,416)	(3,070,066)	(66,281)	(185,612)
Net transfers between other subaccounts
or fixed rate option	1,712,929	44,931	38,090	25,863	(214,469)
Miscellaneous transactions	176	(241)	(209)	—	79
Other charges	(118,957)	(175,286)	(198,342)	(12,753)	(30,643)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	2,535,471	5,986,706	3,963,511	193,287	1,130,524

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,315,766	1,575,279	3,512,418	54,566	588,827

NET ASSETS
Beginning of period	17,710,004	29,106,640	29,511,411	2,366,288	5,087,040
End of period	$19,025,770	$30,681,919	$33,023,829	$2,420,854	$5,675,867

Beginning units	1,742,753	2,236,025	2,831,694	233,518	431,093
Units issued	423,674	652,409	958,889	85,275	152,327
Units redeemed	(176,088)	(190,734)	(574,675)	(64,730)	(54,272)
Ending units	1,990,339	2,697,700	3,215,908	254,063	529,148

The accompanying notes are an integral part of these financial statements.
A 52

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST PIMCO Dynamic Bond Portfolio	AST Legg Mason Diversified Growth Portfolio	AST Bond Portfolio 2026	AST AB Global Bond Portfolio	AST Goldman Sachs Global Income Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(30,031)	$(4,952,980)	$(1,824,177)	$(20,300)	$(9,039)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(2,784)	2,290,608	(1,380,827)	3,257	1,352
Net change in unrealized appreciation (depreciation) on investments	(15,909)	(28,810,965)	756,845	15,479	(2,939)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(48,724)	(31,473,337)	(2,448,159)	(1,564)	(10,626)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,061,926	114,108,587	—	838,118	436,319
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(1,690,860)	(6,612,464)	(20,876,160)	(113,314)	(28,395)
Net transfers between other subaccounts
or fixed rate option	1,137,506	(47,958,581)	17,106,312	173,663	(6,074)
Miscellaneous transactions	133	4,089	24	(66)	14
Other charges	(27,341)	(4,679,932)	(38,747)	(19,033)	(8,292)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	481,364	54,861,699	(3,808,571)	879,368	393,572

TOTAL INCREASE (DECREASE) IN NET ASSETS	432,640	23,388,362	(6,256,730)	877,804	382,946

NET ASSETS
Beginning of period	4,716,502	297,699,165	80,946,319	2,972,639	1,226,849
End of period	$5,149,142	$321,087,527	$74,689,589	$3,850,443	$1,609,795

Beginning units	498,240	25,240,844	8,158,465	278,107	116,503
Units issued	321,469	10,964,499	5,687,737	120,915	49,938
Units redeemed	(271,106)	(6,795,968)	(6,063,201)	(37,967)	(12,119)
Ending units	548,603	29,409,375	7,783,001	361,055	154,322

The accompanying notes are an integral part of these financial statements.
A 53

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Morgan Stanley Multi-Asset Portfolio	AST Wellington Management Global Bond Portfolio	AST Neuberger Berman Long/Short Portfolio	AST Wellington Management Real Total Return Portfolio	AST QMA International Core Equity Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(10,562)	$(10,344)	$(20,986)	$(13,507)	$(44,000)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(3,138)	7,331	44,567	(1,641)	14,736
Net change in unrealized appreciation (depreciation) on investments	(5,915)	60,168	(336,110)	(131,258)	(1,258,800)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(19,615)	57,155	(312,529)	(146,406)	(1,288,064)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	741,335	455,861	1,499,965	652,438	1,867,261
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(115,836)	(79,542)	(141,758)	(44,978)	(224,783)
Net transfers between other subaccounts
or fixed rate option	259,445	134,624	(149,344)	638,103	(547,262)
Miscellaneous transactions	12	109	29	(6)	(308)
Other charges	(9,625)	(9,750)	(18,553)	(12,008)	(38,931)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	875,331	501,302	1,190,339	1,233,549	1,055,977

TOTAL INCREASE (DECREASE) IN NET ASSETS	855,716	558,457	877,810	1,087,143	(232,087)

NET ASSETS
Beginning of period	1,305,704	1,544,980	3,008,234	1,828,916	6,792,158
End of period	$2,161,420	$2,103,437	$3,886,044	$2,916,059	$6,560,071

Beginning units	143,741	147,412	271,371	199,251	583,227
Units issued	143,574	73,206	149,641	152,311	201,563
Units redeemed	(46,252)	(25,484)	(42,843)	(11,165)	(116,139)
Ending units	241,063	195,134	378,169	340,397	668,651

The accompanying notes are an integral part of these financial statements.
A 54

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Managed Alternatives Portfolio	AST Emerging Managers Diversified Portfolio	AST Columbia Adaptive Risk Allocation Portfolio	Blackrock Global Allocation V.I. Fund (Class III)	JPMorgan Insurance Trust Income Builder Portfolio (Class 2)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(45,953)	$(27,719)	$(84,653)	$129,023	$(81,498)
Capital gains distributions received	—	—	—	1,866,522	24,469
Net realized gain (loss) on shares redeemed	4,665	22,937	187,659	108,277	22,891
Net change in unrealized appreciation (depreciation) on investments	(266,276)	(350,521)	(871,960)	(5,595,149)	(722,525)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(307,564)	(355,303)	(768,954)	(3,491,327)	(756,663)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,427,899	1,373,239	2,339,235	9,016,455	3,513,346
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(183,541)	(105,423)	(445,783)	(1,237,803)	(582,954)
Net transfers between other subaccounts
or fixed rate option	404,653	324,564	176,178	608,028	2,635,300
Miscellaneous transactions	(175)	(110)	(368)	(142)	35
Other charges	(43,608)	(26,836)	(78,485)	(225,781)	(77,913)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	2,605,228	1,565,434	1,990,777	8,160,757	5,487,814

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,297,664	1,210,131	1,221,823	4,669,430	4,731,151

NET ASSETS
Beginning of period	6,028,189	3,632,633	13,032,100	34,766,175	9,257,075
End of period	$8,325,853	$4,842,764	$14,253,923	$39,435,605	$13,988,226

Beginning units	608,538	319,062	1,096,903	2,990,540	790,486
Units issued	329,097	162,703	316,674	927,517	685,962
Units redeemed	(62,748)	(25,678)	(144,662)	(225,263)	(212,111)
Ending units	874,887	456,087	1,268,915	3,692,794	1,264,337

The accompanying notes are an integral part of these financial statements.
A 55

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Bond Portfolio 2027	NVIT Emerging Markets Fund (Class D)	AST Bond Portfolio 2028	AST Bond Portfolio 2029	AST American Funds Growth Allocation Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/2/2018*	4/30/2018*
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(2,071,916)	$(90,513)	$(487,633)	$(20,856)	$(1,223,265)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(1,758,122)	230,478	(63,598)	7,189	(2,743,743)
Net change in unrealized appreciation (depreciation) on investments	1,130,024	(1,560,614)	904,901	87,625	(17,222,549)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(2,700,014)	(1,420,649)	353,670	73,958	(21,189,557)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	8,736	—	—	311,166,536
Annuity payments	—	(29,660)	—	—	—
Surrenders, withdrawals and death benefits	(14,929,916)	(519,235)	(3,391,266)	(231,195)	(641,380)
Net transfers between other subaccounts
or fixed rate option	16,336,615	140,525	27,549,664	3,166,541	(13,979,179)
Miscellaneous transactions	(236)	(3)	(90)	(26)	(16,212)
Other charges	(46,093)	(26,824)	(8,078)	(133)	(867,106)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,360,370	(426,461)	24,150,230	2,935,187	295,662,659

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,339,644)	(1,847,110)	24,503,900	3,009,145	274,473,102

NET ASSETS
Beginning of period	87,630,525	7,380,531	2,218,951	—	—
End of period	$86,290,881	$5,533,421	$26,722,851	$3,009,145	$274,473,102

Beginning units	8,867,501	546,577	222,276	—	—
Units issued	6,408,084	79,002	5,063,302	455,445	32,189,087
Units redeemed	(6,226,000)	(119,084)	(2,497,789)	(142,448)	(3,198,996)
Ending units	9,049,585	506,495	2,787,789	312,997	28,990,091

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A 56

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(817,143)	$(2,029,768)	$(2,472,650)	$(156,582)	$(196,127)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	2,399,863	10,677,880	741,076	788,883
Net change in unrealized appreciation (depreciation) on investments	—	7,510,627	28,525,225	828,466	861,437
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(817,143)	7,880,722	36,730,455	1,412,960	1,454,193

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	912,066	341,031	492,862	68,666	69,763
Annuity payments	(1,076,236)	(2,176,595)	(1,214,522)	(384,542)	(335,940)
Surrenders, withdrawals and death benefits	(19,503,983)	(16,301,868)	(17,387,948)	(1,360,306)	(1,535,491)
Net transfers between other subaccounts
or fixed rate option	6,596,978	2,531,075	(4,051,691)	92,843	23,343
Miscellaneous transactions	4,378	2,647	(3,398)	383	(495)
Other charges	(117,487)	(46,474)	(146,525)	—	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(13,184,284)	(15,650,184)	(22,311,222)	(1,582,956)	(1,778,820)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(14,001,427)	(7,769,462)	14,419,233	(169,996)	(324,627)

NET ASSETS
Beginning of period	96,410,894	148,549,257	162,270,550	11,278,451	14,319,345
End of period	$82,409,467	$140,779,795	$176,689,783	$11,108,455	$13,994,718

Beginning units	84,822,091	57,300,996	55,259,882	3,816,322	5,306,901
Units issued	12,977,307	481,695	190,275	75,541	25,732
Units redeemed	(25,134,419)	(6,317,640)	(6,964,887)	(576,797)	(652,235)
Ending units	72,664,979	51,465,051	48,485,270	3,315,066	4,680,398

The accompanying notes are an integral part of these financial statements.
A 57

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio (Class I)	Prudential Stock Index Portfolio	Prudential Global Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(3,482,600)	$6,750,571	$(44,760)	$334,779	$(818,469)
Capital gains distributions received	—	—	—	5,583,184	—
Net realized gain (loss) on shares redeemed	11,791,555	(119,244)	(195,987)	15,207,011	2,964,435
Net change in unrealized appreciation (depreciation) on investments	24,492,699	2,312,788	152,315	29,290,647	9,283,954
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	32,801,654	8,944,115	(88,432)	50,415,621	11,429,920

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	587,589	314,931	36,562	1,045,606	231,906
Annuity payments	(1,172,572)	(927,777)	(15,432)	(2,471,544)	(311,606)
Surrenders, withdrawals and death benefits	(24,155,666)	(15,465,175)	(371,642)	(32,874,980)	(5,113,940)
Net transfers between other subaccounts
or fixed rate option	(4,995,821)	551,974	44,791	(2,077,540)	(1,023,451)
Miscellaneous transactions	(4,859)	(2,013)	(18)	(6,385)	178
Other charges	(331,350)	(206,483)	—	(321,074)	(66,645)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(30,072,679)	(15,734,543)	(305,739)	(36,705,917)	(6,283,558)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,728,975	(6,790,428)	(394,171)	13,709,704	5,146,362

NET ASSETS
Beginning of period	231,803,088	148,803,486	3,664,511	273,087,884	52,073,305
End of period	$234,532,063	$142,013,058	$3,270,340	$286,797,588	$57,219,667

Beginning units	78,961,808	31,833,690	681,242	91,196,336	22,600,017
Units issued	308,804	206,413	34,543	1,074,038	373,446
Units redeemed	(9,949,162)	(3,389,761)	(98,172)	(12,598,261)	(2,806,697)
Ending units	69,321,450	28,650,342	617,613	79,672,113	20,166,766

The accompanying notes are an integral part of these financial statements.
A 58

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Equity Income Portfolio (Equity Income Class)	Invesco V.I. Core Equity Fund (Series I)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(4,023,907)	$(809,779)	$(55,213)	$213,827	$(265,109)
Capital gains distributions received	—	—	788,060	6,152,334	3,702,967
Net realized gain (loss) on shares redeemed	22,999,497	4,663,485	545,919	3,122,094	2,490,492
Net change in unrealized appreciation (depreciation) on investments	62,663,467	2,445,307	3,138,800	(663,373)	2,001,707
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	81,639,057	6,299,013	4,417,566	8,824,882	7,930,057

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	641,262	67,835	28,827	90,048	135,174
Annuity payments	(1,601,512)	(430,268)	(158,184)	(583,048)	(587,979)
Surrenders, withdrawals and death benefits	(25,927,652)	(6,211,313)	(1,669,632)	(7,284,223)	(6,712,761)
Net transfers between other subaccounts
or fixed rate option	(7,311,666)	(155,632)	604,018	(1,896,063)	(1,009,752)
Miscellaneous transactions	1,734	(3,567)	66	(93)	(1,549)
Other charges	(243,956)	(10,820)	(4,100)	(13,547)	(21,524)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(34,441,790)	(6,743,765)	(1,199,005)	(9,686,926)	(8,198,391)

TOTAL INCREASE (DECREASE) IN NET ASSETS	47,197,267	(444,752)	3,218,561	(862,044)	(268,334)

NET ASSETS
Beginning of period	247,239,107	59,541,895	17,264,077	66,113,540	71,609,927
End of period	$294,436,374	$59,097,143	$20,482,638	$65,251,496	$71,341,593

Beginning units	80,340,008	10,868,449	10,886,921	18,851,784	26,486,185
Units issued	458,568	290,527	804,981	75,537	25,502
Units redeemed	(10,006,751)	(1,478,554)	(1,452,002)	(2,672,516)	(2,826,863)
Ending units	70,791,825	9,680,422	10,239,900	16,254,805	23,684,824

The accompanying notes are an integral part of these financial statements.
A 59

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	Janus Henderson VIT Research Portfolio (Institutional Shares)	Janus Henderson VIT Overseas Portfolio (Institutional Shares)	MFS® Research Series (Initial Class)	MFS® Growth Series (Initial Class)	American Century VP Value Fund (Class I)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(535,650)	$148,179	$(6,623)	$(746,154)	$66,761
Capital gains distributions received	507,673	—	1,190,916	2,267,601	—
Net realized gain (loss) on shares redeemed	1,316,228	(678,594)	765,604	3,231,502	1,301,104
Net change in unrealized appreciation (depreciation) on investments	11,006,265	15,183,765	1,550,280	10,079,985	471,952
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	12,294,516	14,653,350	3,500,177	14,832,934	1,839,817

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	117,778	108,105	18,974	127,034	33,877
Annuity payments	(620,480)	(372,313)	(277,971)	(240,578)	(162,747)
Surrenders, withdrawals and death benefits	(4,911,180)	(4,517,789)	(1,727,910)	(5,340,569)	(2,418,235)
Net transfers between other subaccounts
or fixed rate option	(1,403,218)	(1,838,241)	(229,163)	(849,582)	(516,984)
Miscellaneous transactions	(672)	1,095	(250)	(103)	(407)
Other charges	(16,741)	(16,370)	(4,907)	(16,412)	(5,521)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(6,834,513)	(6,635,513)	(2,221,227)	(6,320,210)	(3,070,017)

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,460,003	8,017,837	1,278,950	8,512,724	(1,230,200)

NET ASSETS
Beginning of period	49,711,304	52,039,355	16,979,027	52,348,094	27,509,117
End of period	$55,171,307	$60,057,192	$18,257,977	$60,860,818	$26,278,917

Beginning units	19,342,108	18,982,535	5,999,836	17,676,860	7,562,353
Units issued	140,457	48,227	75,097	221,007	147,550
Units redeemed	(2,431,216)	(2,068,648)	(770,881)	(2,035,311)	(971,735)
Ending units	17,051,349	16,962,114	5,304,052	15,862,556	6,738,168

The accompanying notes are an integral part of these financial statements.
A 60

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Davis Value Portfolio	AB VPS Large Cap Growth Portfolio (Class B)	Prudential SP Small Cap Value Portfolio (Class I)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(326,887)	$(598,257)	$(161,263)	$(109,082)	$(1,422,576)
Capital gains distributions received	2,290,653	—	2,056,341	464,092	—
Net realized gain (loss) on shares redeemed	(590,393)	3,739,964	(182,512)	386,377	6,986,933
Net change in unrealized appreciation (depreciation) on investments	2,832,896	7,574,729	3,024,799	1,255,477	3,317,092
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	4,206,269	10,716,436	4,737,365	1,996,864	8,881,449

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	15,413	43,830	53,496	3,652	209,585
Annuity payments	(113,659)	(429,197)	(116,775)	(25,698)	(286,255)
Surrenders, withdrawals and death benefits	(2,082,500)	(4,379,273)	(2,266,484)	(502,884)	(8,983,196)
Net transfers between other subaccounts
or fixed rate option	(175,903)	(1,414,815)	(699,713)	530,372	(2,306,912)
Miscellaneous transactions	(87)	(587)	(417)	17	(1,484)
Other charges	(6,070)	(9,930)	(5,075)	(1,459)	(225,111)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(2,362,806)	(6,189,972)	(3,034,968)	4,000	(11,593,373)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,843,463	4,526,464	1,702,397	2,000,864	(2,711,924)

NET ASSETS
Beginning of period	22,199,378	40,265,813	24,077,097	6,715,446	93,506,305
End of period	$24,042,841	$44,792,277	$25,779,494	$8,716,310	$90,794,381

Beginning units	8,208,070	15,618,347	13,698,518	5,898,489	30,663,785
Units issued	142,902	107,491	53,304	997,029	526,194
Units redeemed	(914,449)	(2,202,623)	(1,621,744)	(1,000,082)	(4,234,136)
Ending units	7,436,523	13,523,215	12,130,078	5,895,436	26,955,843

The accompanying notes are an integral part of these financial statements.
A 61

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	Janus Henderson VIT Research Portfolio (Service Shares)	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)	AST Goldman Sachs Large-Cap Value Portfolio	AST Cohen & Steers Realty Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(138,342)	$(1,643,114)	$(490,551)	$(8,474,733)	$(3,762,148)
Capital gains distributions received	95,594	—	—	—	—
Net realized gain (loss) on shares redeemed	316,513	6,819,562	670,861	12,503,854	7,519,542
Net change in unrealized appreciation (depreciation) on investments	1,944,720	14,022,323	8,538,555	42,845,304	7,137,267
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,218,485	19,198,771	8,718,865	46,874,425	10,894,661

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	51,242	237,659	87,089	7,962,991	9,178,695
Annuity payments	(123,965)	(546,956)	(270,849)	(348,582)	(164,177)
Surrenders, withdrawals and death benefits	(830,952)	(11,078,177)	(2,988,265)	(31,685,530)	(12,918,452)
Net transfers between other subaccounts
or fixed rate option	(27,563)	(324,598)	(399,586)	97,640,448	(676,864)
Miscellaneous transactions	71	206	(1,568)	(48,508)	(1,445)
Other charges	(28,577)	(263,335)	(76,529)	(5,901,034)	(2,102,084)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(959,744)	(11,975,201)	(3,649,708)	67,619,785	(6,684,327)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,258,741	7,223,570	5,069,157	114,494,210	4,210,334

NET ASSETS
Beginning of period	9,066,913	98,682,778	27,187,752	532,188,733	239,515,128
End of period	$10,325,654	$105,906,348	$32,256,909	$646,682,943	$243,725,462

Beginning units	5,448,988	35,034,627	18,567,619	32,294,384	12,695,924
Units issued	87,146	452,255	558,429	7,564,942	1,762,372
Units redeemed	(593,217)	(4,334,633)	(2,589,727)	(3,833,003)	(2,016,903)
Ending units	4,942,917	31,152,249	16,536,321	36,026,323	12,441,393

The accompanying notes are an integral part of these financial statements.
A 62

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST J.P. Morgan Strategic Opportunities Portfolio	AST T. Rowe Price Large-Cap Value Portfolio	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio	AST WEDGE Capital Mid-Cap Value Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(24,995,774)	$(1,930,750)	$(3,164,791)	$(2,531,018)	$(1,787,640)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	34,416,310	3,999,417	5,683,455	8,370,365	5,764,446
Net change in unrealized appreciation (depreciation) on investments	141,018,459	14,802,635	9,422,707	30,927,180	13,495,431
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	150,438,995	16,871,302	11,941,371	36,766,527	17,472,237

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	32,914,889	5,420,299	14,278,591	5,184,798	2,335,913
Annuity payments	(919,232)	(110,380)	(142,319)	(299,122)	(164,611)
Surrenders, withdrawals and death benefits	(77,449,024)	(5,631,625)	(14,261,303)	(9,612,589)	(6,807,487)
Net transfers between other subaccounts
or fixed rate option	(12,726,040)	5,400,883	6,806,851	9,943,154	975,600
Miscellaneous transactions	2,257	(1,104)	138	(2,151)	408
Other charges	(15,866,502)	(1,070,769)	(1,589,870)	(1,492,897)	(992,873)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(74,043,652)	4,007,304	5,092,088	3,721,193	(4,653,050)

TOTAL INCREASE (DECREASE) IN NET ASSETS	76,395,343	20,878,606	17,033,459	40,487,720	12,819,187

NET ASSETS
Beginning of period	1,487,767,353	113,488,338	202,253,508	141,143,501	106,316,957
End of period	$1,564,162,696	$134,366,944	$219,286,967	$181,631,221	$119,136,144

Beginning units	116,488,803	7,874,619	14,420,674	7,973,595	5,668,838
Units issued	4,729,941	1,389,576	2,856,078	1,585,621	808,592
Units redeemed	(9,866,617)	(1,086,672)	(2,448,039)	(1,360,071)	(1,016,832)
Ending units	111,352,127	8,177,523	14,828,713	8,199,145	5,460,598
The accompanying notes are an integral part of these financial statements.
A 63

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Small-Cap Value Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Lord Abbett Core Fixed Income Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(2,199,770)	$(8,797,407)	$(5,410,817)	$(9,047,467)	$(6,854,314)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	9,096,352	15,485,648	22,318,307	3,378,533	32,318,034
Net change in unrealized appreciation (depreciation) on investments	693,018	118,481,783	54,936,586	18,655,400	93,180,513
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	7,589,600	125,170,024	71,844,076	12,986,466	118,644,233

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	5,593,808	14,006,157	11,092,329	12,846,064	7,748,406
Annuity payments	(112,706)	(511,018)	(158,550)	(237,516)	(304,138)
Surrenders, withdrawals and death benefits	(8,348,912)	(30,833,460)	(22,026,937)	(37,382,586)	(26,553,208)
Net transfers between other subaccounts
or fixed rate option	969,495	9,088,318	273,401	58,808,189	(19,665,931)
Miscellaneous transactions	4,738	861	(1,635)	(1,346)	(2,222)
Other charges	(1,175,667)	(5,231,085)	(4,581,053)	(7,168,822)	(3,930,944)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(3,069,244)	(13,480,227)	(15,402,445)	26,863,983	(42,708,037)

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,520,356	111,689,797	56,441,631	39,850,449	75,936,196

NET ASSETS
Beginning of period	139,959,945	496,877,131	411,063,140	648,214,818	390,226,357
End of period	$144,480,301	$608,566,928	$467,504,771	$688,065,267	$466,162,553

Beginning units	6,920,854	29,784,201	23,496,387	54,222,773	20,368,608
Units issued	1,746,805	3,489,160	2,744,786	7,182,199	2,146,402
Units redeemed	(1,893,103)	(4,034,824)	(3,535,893)	(4,896,735)	(3,896,293)
Ending units	6,774,556	29,238,537	22,705,280	56,508,237	18,618,717

The accompanying notes are an integral part of these financial statements.
A 64

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST MFS Growth Portfolio	AST Neuberger Berman/LSV Mid-Cap Value Portfolio	AST BlackRock Low Duration Bond Portfolio	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(2,186,111)	$(5,753,065)	$(2,522,132)	$(3,814,472)	$(4,355,827)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	8,339,251	14,686,284	675,713	12,048,621	2,854,502
Net change in unrealized appreciation (depreciation) on investments	31,751,714	32,150,415	2,110,710	39,193,962	24,255,155
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	37,904,854	41,083,634	264,291	47,428,111	22,753,830

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	10,464,434	15,392,484	12,596,291	13,651,525	4,691,421
Annuity payments	(256,547)	(273,034)	(1,701,957)	(124,748)	(336,533)
Surrenders, withdrawals and death benefits	(9,015,521)	(19,908,922)	(19,513,195)	(15,488,730)	(15,766,812)
Net transfers between other subaccounts
or fixed rate option	4,794,955	14,683,951	12,865,397	9,055,395	10,972,234
Miscellaneous transactions	(631)	(4,911)	554	(1,200)	(13,975)
Other charges	(1,370,136)	(3,173,945)	(1,149,050)	(2,164,059)	(2,411,149)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	4,616,554	6,715,623	3,098,040	4,928,183	(2,864,814)

TOTAL INCREASE (DECREASE) IN NET ASSETS	42,521,408	47,799,257	3,362,331	52,356,294	19,889,016

NET ASSETS
Beginning of period	127,816,684	334,007,338	161,562,136	222,962,239	265,263,467
End of period	$170,338,092	$381,806,595	$164,924,467	$275,318,533	$285,152,483

Beginning units	7,160,873	16,396,073	15,963,197	10,550,552	26,455,163
Units issued	1,559,032	2,877,262	4,671,615	2,361,074	4,757,881
Units redeemed	(1,305,586)	(2,437,175)	(4,337,063)	(2,036,796)	(4,972,420)
Ending units	7,414,319	16,836,160	16,297,749	10,874,830	26,240,624

The accompanying notes are an integral part of these financial statements.
A 65

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST T. Rowe Price Asset Allocation Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio	AST Wellington Management Hedged Equity Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(176,978,676)	$(6,158,132)	$(3,497,130)	$(2,346,352)	$(25,180,186)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	199,558,327	14,277,562	5,030,315	467,202	31,702,455
Net change in unrealized appreciation (depreciation) on investments	1,402,620,972	72,216,608	49,715,969	2,920,202	168,469,134
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,425,200,623	80,336,038	51,249,154	1,041,052	174,991,403

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	281,106,012	14,153,039	1,587,207	8,476,562	39,381,977
Annuity payments	(3,215,494)	(285,442)	(73,913)	(20,753)	(1,912,946)
Surrenders, withdrawals and death benefits	(516,125,486)	(22,118,441)	(11,859,887)	(8,965,819)	(76,256,411)
Net transfers between other subaccounts
or fixed rate option	24,165,484	19,287,837	27,904,881	17,265,300	(2,937,310)
Miscellaneous transactions	12,681	1,598	(1,785)	(66)	(314)
Other charges	(122,392,756)	(3,794,443)	(1,988,661)	(1,861,488)	(17,448,795)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(336,449,559)	7,244,148	15,567,842	14,893,736	(59,173,799)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,088,751,064	87,580,186	66,816,996	15,934,788	115,817,604

NET ASSETS
Beginning of period	10,599,349,559	360,344,162	178,123,623	172,269,737	1,510,961,842
End of period	$11,688,100,623	$447,924,348	$244,940,619	$188,204,525	$1,626,779,446

Beginning units	735,805,068	22,338,062	16,013,835	17,311,778	123,829,258
Units issued	20,485,535	3,603,684	3,411,678	3,264,096	5,516,626
Units redeemed	(39,115,411)	(3,109,504)	(2,157,355)	(1,789,009)	(10,090,345)
Ending units	717,175,192	22,832,242	17,268,158	18,786,865	119,255,539

The accompanying notes are an integral part of these financial statements.
A 66

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST Fidelity Institutional AM℠ Quantitative Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(138,189,100)	$(54,850,471)	$(116,995,442)	$(73,694,953)	$(56,238,173)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	181,555,004	69,810,708	194,137,316	120,360,779	66,050,393
Net change in unrealized appreciation (depreciation) on investments	1,210,544,411	313,234,522	837,950,941	311,469,275	474,565,143
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,253,910,315	328,194,759	915,092,815	358,135,101	484,377,363

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	287,028,278	30,337,194	229,549,662	96,337,878	116,944,324
Annuity payments	(2,116,872)	(1,517,091)	(6,468,348)	(3,843,650)	(985,007)
Surrenders, withdrawals and death benefits	(396,176,382)	(171,368,817)	(392,084,709)	(297,829,155)	(163,955,730)
Net transfers between other subaccounts
or fixed rate option	247,336,469	82,693,460	(15,727,870)	266,752,861	2,570,020
Miscellaneous transactions	(20,884)	(13,854)	(22,470)	52,388	(4,956)
Other charges	(83,690,433)	(30,490,399)	(72,618,671)	(43,002,110)	(38,624,501)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	52,360,176	(90,359,507)	(257,372,406)	18,468,212	(84,055,850)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,306,270,491	237,835,252	657,720,409	376,603,313	400,321,513

NET ASSETS
Beginning of period	7,757,048,134	3,099,702,431	7,082,881,507	4,238,526,630	3,336,732,284
End of period	$9,063,318,625	$3,337,537,683	$7,740,601,916	$4,615,129,943	$3,737,053,797

Beginning units	530,110,082	252,678,408	504,035,760	325,237,159	258,492,644
Units issued	36,644,204	18,804,117	19,178,570	40,822,330	11,068,531
Units redeemed	(30,446,911)	(25,657,409)	(33,974,503)	(36,574,069)	(16,063,084)
Ending units	536,307,375	245,825,116	489,239,827	329,485,420	253,498,091

The accompanying notes are an integral part of these financial statements.
A 67

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Government Money Market Portfolio	AST Small-Cap Growth Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(189,687,791)	$(103,205,489)	$(11,557,206)	$(2,458,435)	$(3,655,765)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	132,699,652	151,763,120	42,582,216	—	10,902,475
Net change in unrealized appreciation (depreciation) on investments	1,628,456,662	865,611,604	188,363,892	—	38,659,102
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,571,468,523	914,169,235	219,388,902	(2,458,435)	45,905,812

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	292,796,780	128,817,569	30,432,585	30,041,556	8,031,442
Annuity payments	(1,993,143)	(2,547,634)	(615,646)	(266,776)	(99,201)
Surrenders, withdrawals and death benefits	(540,086,363)	(303,762,527)	(46,416,656)	(718,641,336)	(14,313,672)
Net transfers between other subaccounts
or fixed rate option	5,636,569,975	(27,207,938)	35,858,162	663,327,255	12,676,322
Miscellaneous transactions	(3,386)	(13,369)	(4,713)	(10,073)	(890)
Other charges	(131,232,696)	(69,920,100)	(6,265,903)	(1,250,200)	(1,913,019)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	5,256,051,167	(274,633,999)	12,987,829	(26,799,574)	4,380,982

TOTAL INCREASE (DECREASE) IN NET ASSETS	6,827,519,690	639,535,236	232,376,731	(29,258,009)	50,286,794

NET ASSETS
Beginning of period	7,626,845,023	6,167,028,676	601,543,518	229,530,584	205,700,199
End of period	$14,454,364,713	$6,806,563,912	$833,920,249	$200,272,575	$255,986,993

Beginning units	522,510,542	426,322,108	29,887,427	25,161,438	10,539,718
Units issued	388,634,766	10,203,154	5,456,765	34,561,190	2,058,145
Units redeemed	(45,400,230)	(26,350,525)	(4,557,267)	(37,605,910)	(1,783,673)
Ending units	865,745,078	410,174,737	30,786,925	22,116,718	10,814,190

The accompanying notes are an integral part of these financial statements.
A 68

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST BlackRock/Loomis Sayles Bond Portfolio	AST International Value Portfolio	AST International Growth Portfolio	AST Investment Grade Bond Portfolio	AST Western Asset Core Plus Bond Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(27,063,367)	$(2,025,361)	$(2,777,815)	$(33,151,053)	$(11,118,562)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	12,119,726	2,357,181	9,937,723	20,223,486	6,817,878
Net change in unrealized appreciation (depreciation) on investments	59,621,413	25,020,362	60,000,996	73,276,762	33,920,306
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	44,677,772	25,352,182	67,160,904	60,349,195	29,619,622

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	16,488,253	5,390,732	8,061,493	22,795	13,683,028
Annuity payments	(1,745,034)	(72,222)	(33,761)	(221,771)	(1,752,418)
Surrenders, withdrawals and death benefits	(108,112,964)	(8,394,158)	(10,653,724)	(99,836,724)	(49,469,516)
Net transfers between other subaccounts
or fixed rate option	156,359,671	6,917,503	10,830,196	(1,649,859,719)	122,377,493
Miscellaneous transactions	317	704	(1,437)	14,412	(4,990)
Other charges	(15,463,880)	(1,026,001)	(2,726,610)	(23,484,631)	(6,371,611)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	47,526,363	2,816,558	5,476,157	(1,773,365,638)	78,461,986

TOTAL INCREASE (DECREASE) IN NET ASSETS	92,204,135	28,168,740	72,637,061	(1,713,016,443)	108,081,608

NET ASSETS
Beginning of period	1,625,407,883	119,787,625	196,951,749	2,963,395,558	615,289,540
End of period	$1,717,612,018	$147,956,365	$269,588,810	$1,250,379,115	$723,371,148

Beginning units	143,733,741	11,324,340	17,977,289	229,222,428	50,539,798
Units issued	17,467,858	1,797,172	3,449,678	63,062,195	12,529,102
Units redeemed	(13,269,432)	(1,638,524)	(3,209,040)	(200,341,806)	(6,216,965)
Ending units	147,932,167	11,482,988	18,217,927	91,942,817	56,851,935

The accompanying notes are an integral part of these financial statements.
A 69

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Bond Portfolio 2018	AST Bond Portfolio 2019	AST Global Real Estate Portfolio	AST Parametric Emerging Markets Equity Portfolio	AST Goldman Sachs Small-Cap Value Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(1,372,913)	$(229,802)	$(1,209,492)	$(3,443,264)	$(5,205,145)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	748,241	82,444	1,548,728	3,222,992	15,972,862
Net change in unrealized appreciation (depreciation) on investments	(350,682)	16,149	6,211,818	44,707,417	23,261,770
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(975,354)	(131,209)	6,551,054	44,487,145	34,029,487

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	1,464,603	2,261,311	12,304,928
Annuity payments	—	—	(10,021)	(152,969)	(296,650)
Surrenders, withdrawals and death benefits	(13,640,372)	(1,924,320)	(4,371,975)	(10,405,248)	(18,540,187)
Net transfers between other subaccounts
or fixed rate option	42,427,435	(1,161,241)	3,569,374	33,834,595	16,056,922
Miscellaneous transactions	(672)	(105)	208	(499)	(1,387)
Other charges	(35,053)	(4,938)	(688,991)	(2,165,194)	(3,074,905)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	28,751,338	(3,090,604)	(36,802)	23,371,996	6,448,721

TOTAL INCREASE (DECREASE) IN NET ASSETS	27,775,984	(3,221,813)	6,514,252	67,859,141	40,478,208

NET ASSETS
Beginning of period	60,356,622	12,094,158	71,984,180	172,459,595	314,315,308
End of period	$88,132,606	$8,872,345	$78,498,432	$240,318,736	$354,793,516

Beginning units	5,248,240	1,014,457	4,912,337	19,509,330	15,081,499
Units issued	4,019,012	50,827	818,933	5,540,527	2,924,140
Units redeemed	(1,434,373)	(310,584)	(817,920)	(3,184,357)	(2,485,418)
Ending units	7,832,879	754,700	4,913,350	21,865,500	15,520,221

The accompanying notes are an integral part of these financial statements.
A 70

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST RCM World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio	AST Goldman Sachs Multi-Asset Portfolio	ProFund VP Consumer Services	ProFund VP Consumer Goods
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(64,052,981)	$(37,706,532)	$(33,577,929)	$(5,719)	$(1,433)
Capital gains distributions received	—	—	—	—	10,895
Net realized gain (loss) on shares redeemed	63,773,804	38,412,419	29,624,224	23,380	25,563
Net change in unrealized appreciation (depreciation) on investments	560,314,925	336,068,961	216,531,951	59,743	65,670
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	560,035,748	336,774,848	212,578,246	77,404	100,695

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	106,644,068	105,687,953	67,152,085	—	—
Annuity payments	(671,902)	(307,720)	(577,223)	—	—
Surrenders, withdrawals and death benefits	(182,571,367)	(95,198,072)	(98,075,414)	(61,090)	(20,719)
Net transfers between other subaccounts
or fixed rate option	25,693,821	50,262,713	380,487,920	(59,691)	(171,291)
Miscellaneous transactions	1,108	(1,316)	125	—	(589)
Other charges	(47,912,483)	(26,811,579)	(24,903,159)	(3,215)	(7,122)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(98,816,755)	33,631,979	324,084,334	(123,996)	(199,721)

TOTAL INCREASE (DECREASE) IN NET ASSETS	461,218,993	370,406,827	536,662,580	(46,592)	(99,026)

NET ASSETS
Beginning of period	3,900,807,598	2,207,521,959	1,819,141,720	566,552	878,024
End of period	$4,362,026,591	$2,577,928,786	$2,355,804,300	$519,960	$778,998

Beginning units	310,670,767	161,567,047	149,330,877	24,640	48,679
Units issued	11,754,372	11,796,909	39,063,757	6,257	9,600
Units redeemed	(18,104,102)	(8,366,177)	(11,522,799)	(11,665)	(20,144)
Ending units	304,321,037	164,997,779	176,871,835	19,232	38,135

The accompanying notes are an integral part of these financial statements.
A 71

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	ProFund VP Financials	ProFund VP Health Care	ProFund VP Industrials	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(10,332)	$(24,686)	$(5,343)	$(9,040)	$(4,804)
Capital gains distributions received	—	111,608	—	59,461	28,467
Net realized gain (loss) on shares redeemed	55,712	98,215	30,062	11,741	19,329
Net change in unrealized appreciation (depreciation) on investments	127,809	131,949	89,582	36,937	(3,391)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	173,189	317,086	114,301	99,099	39,601

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	11,545	15,677	11,980	—	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(153,578)	(159,337)	(13,685)	(73,872)	(30,122)
Net transfers between other subaccounts
or fixed rate option	395,341	15,674	301,832	68,377	(22,559)
Miscellaneous transactions	(62)	(396)	—	—	(3)
Other charges	(9,185)	(14,277)	(4,584)	(5,344)	(3,818)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	244,061	(142,659)	295,543	(10,839)	(56,502)

TOTAL INCREASE (DECREASE) IN NET ASSETS	417,250	174,427	409,844	88,260	(16,901)

NET ASSETS
Beginning of period	834,278	1,697,616	399,398	557,065	487,177
End of period	$1,251,528	$1,872,043	$809,242	$645,325	$470,276

Beginning units	70,169	82,182	23,130	31,628	27,501
Units issued	44,691	14,512	24,235	7,799	12,066
Units redeemed	(27,910)	(20,645)	(9,224)	(7,837)	(14,966)
Ending units	86,950	76,049	38,141	31,590	24,601

The accompanying notes are an integral part of these financial statements.
A 72

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	ProFund VP Real Estate	ProFund VP Small-Cap Growth	ProFund VP Small-Cap Value	ProFund VP Telecommu-nications	ProFund VP Utilities
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(2,083)	$(7,873)	$(3,423)	$4,028	$5,851
Capital gains distributions received	14,895	66,426	3,030	6,945	21,138
Net realized gain (loss) on shares redeemed	35,761	22,044	12,934	14,854	46,050
Net change in unrealized appreciation (depreciation) on investments	(29,504)	7,137	18,733	(30,239)	(14,236)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	19,069	87,734	31,274	(4,412)	58,803

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	31,451	12,600	—	6,000
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(179,180)	(128,244)	(91,522)	(13,659)	(45,591)
Net transfers between other subaccounts
or fixed rate option	(32,153)	(1,237)	164,495	(105,165)	(246,495)
Miscellaneous transactions	(252)	—	—	52	(508)
Other charges	(2,271)	(5,743)	(2,653)	(812)	(4,705)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(213,856)	(103,773)	82,920	(119,584)	(291,299)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(194,787)	(16,039)	114,194	(123,996)	(232,496)

NET ASSETS
Beginning of period	446,045	825,233	240,194	248,321	807,013
End of period	$251,258	$809,194	$354,388	$124,325	$574,517

Beginning units	32,649	39,140	13,026	15,850	51,008
Units issued	13,914	11,554	12,144	2,923	6,623
Units redeemed	(29,352)	(15,760)	(8,166)	(9,327)	(22,880)
Ending units	17,211	34,934	17,004	9,446	34,751

The accompanying notes are an integral part of these financial statements.
A 73

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	ProFund VP Large-Cap Growth	ProFund VP Large-Cap Value	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2020	AST Bond Portfolio 2017
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(15,192)	$(3,298)	$(3,038,701)	$(317,248)	$(1,117,957)
Capital gains distributions received	43,678	—	—	—	—
Net realized gain (loss) on shares redeemed	79,033	41,917	9,625,807	403,753	2,047,979
Net change in unrealized appreciation (depreciation) on investments	116,982	61,713	50,606,197	(202,397)	(1,589,239)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	224,501	100,332	57,193,303	(115,892)	(659,217)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	8,274,558	—	—
Annuity payments	—	—	(345,690)	—	(14,513)
Surrenders, withdrawals and death benefits	(124,159)	(17,776)	(11,575,011)	(2,344,884)	(4,187,133)
Net transfers between other subaccounts
or fixed rate option	(85,186)	(137,310)	14,315,422	(7,349,245)	(63,669,240)
Miscellaneous transactions	(1)	(1)	(3,057)	49	1,086
Other charges	(7,994)	(6,831)	(1,810,313)	(6,140)	(37,628)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(217,340)	(161,918)	8,855,909	(9,700,220)	(67,907,428)

TOTAL INCREASE (DECREASE) IN NET ASSETS	7,161	(61,586)	66,049,212	(9,816,112)	(68,566,645)

NET ASSETS
Beginning of period	1,017,622	942,477	164,028,781	18,823,994	70,432,053
End of period	$1,024,783	$880,891	$230,077,993	$9,007,882	$1,865,408

Beginning units	60,211	65,291	9,078,252	1,552,462	6,458,633
Units issued	8,033	3,713	2,070,861	28,948	17,646
Units redeemed	(18,805)	(13,298)	(1,582,780)	(826,715)	(6,305,169)
Ending units	49,439	55,706	9,566,333	754,695	171,110

The accompanying notes are an integral part of these financial statements.
A 74

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Bond Portfolio 2021	Wells Fargo VT International Equity Fund (Class 1)	Wells Fargo VT Omega Growth Fund (Class 1)	Wells Fargo VT Small Cap Growth Fund (Class 1)	AST Bond Portfolio 2022
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(1,485,950)	$3,819	$(12,089)	$(6,961)	$(1,060,063)
Capital gains distributions received	—	—	26,140	12,059	—
Net realized gain (loss) on shares redeemed	1,514,115	1,111	9,951	14,271	827,043
Net change in unrealized appreciation (depreciation) on investments	(354,439)	48,321	213,821	66,439	87,832
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(326,274)	53,251	237,823	85,808	(145,188)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	3,000	—	—	—
Annuity payments	(33,678)	—	—	—	—
Surrenders, withdrawals and death benefits	(8,057,083)	(14,035)	(22,974)	(49,272)	(4,649,056)
Net transfers between other subaccounts
or fixed rate option	(19,462,714)	734	(34,494)	(22,302)	(21,254,990)
Miscellaneous transactions	620	—	25	(22)	(552)
Other charges	(41,298)	(703)	(2,611)	(466)	(35,600)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(27,594,153)	(11,004)	(60,054)	(72,062)	(25,940,198)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(27,920,427)	42,247	177,769	13,746	(26,085,386)

NET ASSETS
Beginning of period	76,946,121	237,488	750,391	389,391	62,227,719
End of period	$49,025,694	$279,735	$928,160	$403,137	$36,142,333

Beginning units	6,205,994	15,163	246,748	21,863	5,334,309
Units issued	235,224	455	649	17	245,725
Units redeemed	(2,428,155)	(1,097)	(17,578)	(3,600)	(2,455,428)
Ending units	4,013,063	14,521	229,819	18,280	3,124,606
The accompanying notes are an integral part of these financial statements.
A 75

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio	Wells Fargo VT Opportunity Fund (Class 1)	AST Prudential Core Bond Portfolio	AST Bond Portfolio 2023
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(14,316,078)	$(29,906,023)	$(11,524)	$(3,634,909)	$(195,165)
Capital gains distributions received	—	—	121,631	—	—
Net realized gain (loss) on shares redeemed	19,713,127	33,719,973	31,845	1,701,692	(23,310)
Net change in unrealized appreciation (depreciation) on investments	144,158,672	190,871,692	111,527	13,123,383	234,314
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	149,555,721	194,685,642	253,479	11,190,166	15,839

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	136,830,186	81,135,592	—	12,715,147	—
Annuity payments	(27,072)	(2,364,147)	—	(86,078)	—
Surrenders, withdrawals and death benefits	(72,041,861)	(96,595,882)	(78,310)	(17,135,037)	(1,602,361)
Net transfers between other subaccounts
or fixed rate option	23,381,130	2,245,325	(21,778)	40,559,167	(4,161,916)
Miscellaneous transactions	66,262	10,417	—	(186)	—
Other charges	(1,525,220)	(19,289,580)	(2,119)	(2,865,706)	(5,272)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	86,683,425	(34,858,275)	(102,207)	33,187,307	(5,769,549)

TOTAL INCREASE (DECREASE) IN NET ASSETS	236,239,146	159,827,367	151,272	44,377,473	(5,753,710)

NET ASSETS
Beginning of period	867,292,614	1,812,804,594	1,419,339	250,514,242	12,900,729
End of period	$1,103,531,760	$1,972,631,961	$1,570,611	$294,891,715	$7,147,019

Beginning units	67,998,532	159,342,936	78,706	23,109,898	1,278,693
Units issued	11,052,777	8,631,650	124	5,945,802	77,911
Units redeemed	(4,804,043)	(11,525,287)	(5,428)	(2,941,489)	(647,295)
Ending units	74,247,266	156,449,299	73,402	26,114,211	709,309

The accompanying notes are an integral part of these financial statements.
A 76

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST New Discovery Asset Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio	AST Bond Portfolio 2024	AST AQR Emerging Markets Equity Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(8,828,667)	$(56,082)	$(2,103,527)	$(136,143)	$(164,139)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	8,496,379	86,116	3,372,517	62,561	314,013
Net change in unrealized appreciation (depreciation) on investments	79,911,376	400,652	19,305,307	(59,435)	4,026,088
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	79,579,088	430,686	20,574,297	(133,017)	4,175,962

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	37,385,895	1,428,481	10,143,173	—	5,515,643
Annuity payments	(91,395)	—	(13,172)	—	—
Surrenders, withdrawals and death benefits	(28,350,582)	(376,624)	(8,083,074)	(3,558,735)	(1,119,991)
Net transfers between other subaccounts
or fixed rate option	20,478,342	948,498	30,571,496	17,192,057	12,912,362
Miscellaneous transactions	(4,078)	(24)	(487)	16	400
Other charges	(6,977,840)	(19,514)	(1,199,469)	(1,846)	(59,852)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	22,440,342	1,980,817	31,418,467	13,631,492	17,248,562

TOTAL INCREASE (DECREASE) IN NET ASSETS	102,019,430	2,411,503	51,992,764	13,498,475	21,424,524

NET ASSETS
Beginning of period	526,895,616	4,761,643	114,425,227	2,283,950	5,865,446
End of period	$628,915,046	$7,173,146	$166,417,991	$15,782,425	$27,289,970

Beginning units	43,064,173	477,807	7,262,169	231,276	636,365
Units issued	5,273,008	297,682	3,267,174	1,767,421	1,835,897
Units redeemed	(3,428,036)	(114,862)	(1,399,744)	(384,739)	(266,171)
Ending units	44,909,145	660,627	9,129,599	1,613,958	2,206,091

The accompanying notes are an integral part of these financial statements.
A 77

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST ClearBridge Dividend Growth Portfolio	AST Multi-Sector Fixed Income Portfolio	AST AQR Large-Cap Portfolio	AST QMA Large-Cap Portfolio	AST Bond Portfolio 2025
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(2,009,457)	$(148,497,444)	$(138,737)	$(96,778)	$(164,250)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	4,074,766	2,365,382	216,732	255,008	284,564
Net change in unrealized appreciation (depreciation) on investments	17,949,390	647,191,220	2,614,664	1,905,150	(85,016)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	20,014,699	501,059,158	2,692,659	2,063,380	35,298

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	6,655,837	1,700,066,752	4,515,307	2,143,963	—
Annuity payments	(87,335)	(295,518)	—	—	—
Surrenders, withdrawals and death benefits	(8,197,774)	(408,496,632)	(430,681)	(413,322)	(2,060,077)
Net transfers between other subaccounts
or fixed rate option	13,597,030	15,375,182	1,000,943	659,789	(4,384,282)
Miscellaneous transactions	1,647	81,261	(10,124)	(20,097)	(2,114)
Other charges	(1,129,100)	(1,053,236)	(45,309)	(41,552)	(2,826)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	10,840,305	1,305,677,809	5,030,136	2,328,781	(6,449,299)

TOTAL INCREASE (DECREASE) IN NET ASSETS	30,855,004	1,806,736,967	7,722,795	4,392,161	(6,414,001)

NET ASSETS
Beginning of period	111,579,556	6,908,726,072	9,886,681	8,567,441	11,494,782
End of period	$142,434,560	$8,715,463,039	$17,609,476	$12,959,602	$5,080,781

Beginning units	8,006,604	655,377,516	711,832	603,848	1,025,175
Units issued	2,579,500	123,913,254	436,963	261,405	237,486
Units redeemed	(1,817,306)	(4,174,865)	(82,524)	(106,810)	(805,730)
Ending units	8,768,798	775,115,905	1,066,271	758,443	456,931

The accompanying notes are an integral part of these financial statements.
A 78

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST T. Rowe Price Growth Opportunities Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio	AST Prudential Flexible Multi-Strategy Portfolio	AST BlackRock Multi-Asset Income Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(14,459,146)	$(157,964)	$(268,975)	$(379,869)	$(215,082)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	2,114,442	190,703	335,549	399,229	192,220
Net change in unrealized appreciation (depreciation) on investments	179,391,992	3,574,051	6,873,069	9,303,221	1,679,691
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	167,047,288	3,606,790	6,939,643	9,322,581	1,656,829

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	288,333,981	3,718,648	9,501,690	12,470,665	7,518,431
Annuity payments	(27,497)	—	—	—	—
Surrenders, withdrawals and death benefits	(19,466,413)	(789,823)	(1,438,142)	(1,914,815)	(1,662,711)
Net transfers between other subaccounts
or fixed rate option	96,864,453	927,055	1,835,432	(7,002)	384,338
Miscellaneous transactions	3,367	(707)	753	(9)	610
Other charges	(13,103,167)	(147,544)	(250,192)	(356,225)	(207,025)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	352,604,724	3,707,629	9,649,541	10,192,614	6,033,643

TOTAL INCREASE (DECREASE) IN NET ASSETS	519,652,012	7,314,419	16,589,184	19,515,195	7,690,472

NET ASSETS
Beginning of period	774,985,523	21,112,773	35,120,107	52,330,363	29,714,175
End of period	$1,294,637,535	$28,427,192	$51,709,291	$71,845,558	$37,404,647

Beginning units	70,774,574	1,991,749	3,210,941	4,706,386	2,927,748
Units issued	29,871,443	473,781	1,037,037	1,159,013	925,540
Units redeemed	(1,082,368)	(153,561)	(238,196)	(307,186)	(358,811)
Ending units	99,563,649	2,311,969	4,009,782	5,558,213	3,494,477

The accompanying notes are an integral part of these financial statements.
A 79

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Franklin Templeton K2 Global Absolute Return Portfolio	AST Managed Equity Portfolio	AST Managed Fixed Income Portfolio	AST FQ Absolute Return Currency Portfolio	AST Jennison Global Infrastructure Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(92,875)	$(136,195)	$(168,797)	$(15,275)	$(24,512)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	40,905	204,484	120,725	78,643	28,040
Net change in unrealized appreciation (depreciation) on investments	1,044,132	4,719,954	851,972	(146,068)	645,387
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	992,162	4,788,243	803,900	(82,700)	648,915

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,392,264	6,318,210	6,491,049	595,879	1,608,324
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(863,555)	(805,175)	(1,770,577)	(90,139)	(154,609)
Net transfers between other subaccounts
or fixed rate option	852,383	1,106,707	700,147	(1,119,337)	(22,484)
Miscellaneous transactions	103	(3,561)	1,315	(131)	—
Other charges	(89,807)	(125,858)	(163,355)	(14,422)	(22,206)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	3,291,388	6,490,323	5,258,579	(628,150)	1,409,025

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,283,550	11,278,566	6,062,479	(710,850)	2,057,940

NET ASSETS
Beginning of period	13,426,454	17,828,074	23,448,932	3,077,138	3,029,100
End of period	$17,710,004	$29,106,640	$29,511,411	$2,366,288	$5,087,040

Beginning units	1,414,258	1,691,227	2,323,837	293,242	303,282
Units issued	446,078	672,734	873,428	81,289	174,716
Units redeemed	(117,583)	(127,936)	(365,571)	(141,013)	(46,905)
Ending units	1,742,753	2,236,025	2,831,694	233,518	431,093

The accompanying notes are an integral part of these financial statements.
A 80

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST PIMCO Dynamic Bond Portfolio	AST Legg Mason Diversified Growth Portfolio	AST Bond Portfolio 2026	AST AB Global Bond Portfolio	AST Goldman Sachs Global Income Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(27,491)	$(3,277,165)	$(2,067,649)	$(13,263)	$(6,002)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	7,569	463,554	(1,036,255)	14,807	1,587
Net change in unrealized appreciation (depreciation) on investments	(24,499)	30,942,451	4,496,268	30,315	18,577
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(44,421)	28,128,840	1,392,364	31,859	14,162

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,196,415	83,559,430	—	2,152,069	366,971
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(266,332)	(2,985,098)	(12,721,274)	(119,248)	(18,413)
Net transfers between other subaccounts
or fixed rate option	(263,359)	24,194,251	(30,169,454)	(538,437)	73,656
Miscellaneous transactions	59	1,039	950	(102)	141
Other charges	(26,220)	(3,001,402)	(38,237)	(11,690)	(5,654)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	640,563	101,768,220	(42,928,015)	1,482,592	416,701

TOTAL INCREASE (DECREASE) IN NET ASSETS	596,142	129,897,060	(41,535,651)	1,514,451	430,863

NET ASSETS
Beginning of period	4,120,360	167,802,105	122,481,970	1,458,188	795,986
End of period	$4,716,502	$297,699,165	$80,946,319	$2,972,639	$1,226,849

Beginning units	432,120	16,089,536	12,369,597	139,053	76,718
Units issued	178,691	9,528,461	5,291,798	246,441	51,175
Units redeemed	(112,571)	(377,153)	(9,502,930)	(107,387)	(11,390)
Ending units	498,240	25,240,844	8,158,465	278,107	116,503

The accompanying notes are an integral part of these financial statements.
A 81

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Morgan Stanley Multi-Asset Portfolio	AST Wellington Management Global Bond Portfolio	AST Neuberger Berman Long/Short Portfolio	AST Wellington Management Real Total Return Portfolio	AST QMA International Core Equity Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(6,943)	$(8,330)	$(14,148)	$(10,827)	$(21,115)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	188	3,773	10,198	(775)	42,851
Net change in unrealized appreciation (depreciation) on investments	725	29,521	270,524	22,824	668,563
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(6,030)	24,964	266,574	11,222	690,299

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	341,632	258,179	911,545	436,410	3,690,139
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(35,959)	(64,129)	(63,649)	(61,578)	(97,514)
Net transfers between other subaccounts
or fixed rate option	122,097	(88,110)	423,266	126,941	731,276
Miscellaneous transactions	83	959	43	(18)	(513)
Other charges	(6,547)	(7,594)	(12,424)	(10,036)	(18,591)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	421,306	99,305	1,258,781	491,719	4,304,797

TOTAL INCREASE (DECREASE) IN NET ASSETS	415,276	124,269	1,525,355	502,941	4,995,096

NET ASSETS
Beginning of period	890,428	1,420,711	1,482,879	1,325,975	1,797,062
End of period	$1,305,704	$1,544,980	$3,008,234	$1,828,916	$6,792,158

Beginning units	97,386	137,880	150,555	145,299	191,377
Units issued	56,849	47,345	136,147	75,949	434,577
Units redeemed	(10,494)	(37,813)	(15,331)	(21,997)	(42,727)
Ending units	143,741	147,412	271,371	199,251	583,227

The accompanying notes are an integral part of these financial statements.
A 82

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Managed Alternatives Portfolio	AST Emerging Managers Diversified Portfolio	AST Columbia Adaptive Risk Allocation Portfolio	Blackrock Global Allocation V.I. Fund (Class III)	JPMorgan Insurance Trust Income Builder Portfolio (Class 2)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(31,273)	$(15,207)	$(69,155)	$239,640	$264,691
Capital gains distributions received	—	—	—	398,334	75,947
Net realized gain (loss) on shares redeemed	11,733	27,094	143,451	172,253	139,864
Net change in unrealized appreciation (depreciation) on investments	102,568	303,867	1,292,402	2,415,679	289,511
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	83,028	315,754	1,366,698	3,225,906	770,013

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,667,796	2,156,150	4,250,426	11,698,791	3,350,169
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(206,536)	(414,640)	(412,509)	(657,297)	(1,157,678)
Net transfers between other subaccounts
or fixed rate option	662,788	389,644	556,819	17,663	721,132
Miscellaneous transactions	(328)	(37)	(160)	1,061	744
Other charges	(29,514)	(13,785)	(64,030)	(150,789)	(41,694)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	2,094,206	2,117,332	4,330,546	10,909,429	2,872,673

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,177,234	2,433,086	5,697,244	14,135,335	3,642,686

NET ASSETS
Beginning of period	3,850,955	1,199,547	7,334,856	20,630,840	5,614,389
End of period	$6,028,189	$3,632,633	$13,032,100	$34,766,175	$9,257,075

Beginning units	396,193	119,550	697,714	2,005,555	530,572
Units issued	256,179	239,779	537,694	1,276,909	415,279
Units redeemed	(43,834)	(40,267)	(138,505)	(291,924)	(155,365)
Ending units	608,538	319,062	1,096,903	2,990,540	790,486

The accompanying notes are an integral part of these financial statements.
A 83

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Bond Portfolio 2027	NVIT Emerging Markets Fund (Class D)	AST Bond Portfolio 2028
	1/1/2017	1/1/2017	1/3/2017*
	to	to	to
	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(2,293,782)	$(47,194)	$(13,436)
Capital gains distributions received	—	—	—
Net realized gain (loss) on shares redeemed	(2,371,158)	227,247	92
Net change in unrealized appreciation (depreciation) on investments	6,472,532	1,994,121	(5,224)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,807,592	2,174,174	(18,568)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	25,739	—
Annuity payments	—	(70,172)	—
Surrenders, withdrawals and death benefits	(15,863,811)	(944,272)	(17,752)
Net transfers between other subaccounts
or fixed rate option	(32,938,719)	524,755	2,255,509
Miscellaneous transactions	3,647	323	—
Other charges	(50,536)	(25,956)	(238)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(48,849,419)	(489,583)	2,237,519

TOTAL INCREASE (DECREASE) IN NET ASSETS	(47,041,827)	1,684,591	2,218,951

NET ASSETS
Beginning of period	134,672,352	5,695,940	—
End of period	$87,630,525	$7,380,531	$2,218,951

Beginning units	13,680,240	585,415	—
Units issued	6,263,872	73,510	251,409
Units redeemed	(11,076,611)	(112,348)	(29,133)
Ending units	8,867,501	546,577	222,276

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A 84

NOTES TO FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
December 31, 2018

Note 1:	General

Pruco Life Flexible Premium Variable Annuity Account (the “Account”) was established under the laws of the State of Arizona on June 16, 1995 as a separate investment account of Pruco Life Insurance Company (“Pruco Life”), which is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential”). Prudential is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Pruco Life. Proceeds from purchases of the variable annuity contracts listed below, are invested in the Account (individually, the “Contract” and collectively, the “Contracts”). The portion of the Account’s assets applicable to the Contracts is not chargeable with liabilities arising out of any other business Pruco Life may conduct.

Discovery Choice	Prudential Premier Variable Annuity Bb Series
Discovery Preferred	Strategic Partners Advisor
Discovery Select	Strategic Partners FlexElite
Prudential Defined Income Annuity	Strategic Partners FlexElite 2
Prudential Premier Advisor Variable Annuity Series	Strategic Partners Plus
Prudential Premier Investment Variable Annuity B, C Series	Strategic Partners Plus 3
Prudential Premier Retirement Variable Annuity	Strategic Partners Select
Prudential Premier Retirement Variable Annuity X, B, L, C Series	Strategic Partners Variable Annuity One
Prudential Premier Variable Annuity B, L, X Series	Strategic Partners Variable Annuity One 3

The Account is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for the Contracts. The Contracts offer the option to invest in various subaccounts listed below, each of which invests in a corresponding portfolio of either The Prudential Series Fund, the Advanced Series Trust or one of the non-Prudential administered funds (collectively, the “Portfolios”). Investment options vary by Contract.

The corresponding subaccount names are as follows:

Prudential Government Money Market Portfolio	MFS® Research Series (Initial Class)
Prudential Diversified Bond Portfolio	MFS® Growth Series (Initial Class)
Prudential Equity Portfolio (Class I)	American Century VP Value Fund (Class I)
Prudential Flexible Managed Portfolio	Franklin Small-Mid Cap Growth VIP Fund (Class 2)
Prudential Conservative Balanced Portfolio	Prudential Jennison 20/20 Focus Portfolio (Class I)
Prudential Value Portfolio (Class I)	Davis Value Portfolio
Prudential High Yield Bond Portfolio	AB VPS Large Cap Growth Portfolio (Class B)
Prudential Natural Resources Portfolio (Class I)	Prudential SP Small Cap Value Portfolio (Class I)
Prudential Stock Index Portfolio	Janus Henderson VIT Research Portfolio (Service
Prudential Global Portfolio	Shares)
Prudential Jennison Portfolio (Class I)	SP Prudential U.S. Emerging Growth Portfolio (Class I)
Prudential Small Capitalization Stock Portfolio	Prudential SP International Growth Portfolio (Class I)
T. Rowe Price International Stock Portfolio	AST Goldman Sachs Large-Cap Value Portfolio
T. Rowe Price Equity Income Portfolio (Equity Income	AST Cohen & Steers Realty Portfolio
Class)	AST J.P. Morgan Strategic Opportunities Portfolio
Invesco V.I. Core Equity Fund (Series I)	AST T. Rowe Price Large-Cap Value Portfolio
Janus Henderson VIT Research Portfolio (Institutional	AST High Yield Portfolio
Shares)	AST Small-Cap Growth Opportunities Portfolio
Janus Henderson VIT Overseas Portfolio (Institutional	AST WEDGE Capital Mid-Cap Value Portfolio
Shares)	AST Small-Cap Value Portfolio

A 85

Note 1:	General (continued)

AST Goldman Sachs Mid-Cap Growth Portfolio	AST Bond Portfolio 2020
AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Bond Portfolio 2017**
AST Lord Abbett Core Fixed Income Portfolio*	AST Bond Portfolio 2021
AST Loomis Sayles Large-Cap Growth Portfolio	Wells Fargo VT International Equity Fund (Class 1)
AST MFS Growth Portfolio	Wells Fargo VT Omega Growth Fund (Class 1)
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	Wells Fargo VT Small Cap Growth Fund (Class 1)
AST BlackRock Low Duration Bond Portfolio	AST Bond Portfolio 2022
AST QMA US Equity Alpha Portfolio	AST Quantitative Modeling Portfolio
AST T. Rowe Price Natural Resources Portfolio	AST BlackRock Global Strategies Portfolio
AST T. Rowe Price Asset Allocation Portfolio	Wells Fargo VT Opportunity Fund (Class 1)
AST MFS Global Equity Portfolio	AST Prudential Core Bond Portfolio
AST J.P. Morgan International Equity Portfolio	AST Bond Portfolio 2023
AST Templeton Global Bond Portfolio	AST New Discovery Asset Allocation Portfolio
AST Wellington Management Hedged Equity Portfolio	AST Western Asset Emerging Markets Debt Portfolio
AST Capital Growth Asset Allocation Portfolio	AST MFS Large-Cap Value Portfolio
AST Academic Strategies Asset Allocation Portfolio	AST Bond Portfolio 2024
AST Balanced Asset Allocation Portfolio	AST AQR Emerging Markets Equity Portfolio
AST Preservation Asset Allocation Portfolio	AST ClearBridge Dividend Growth Portfolio
AST Fidelity Institutional AM℠ Quantitative Portfolio	AST Multi-Sector Fixed Income Portfolio
(formerly AST FI Pyramis Quantitative Portfolio)	AST AQR Large-Cap Portfolio
AST Prudential Growth Allocation Portfolio	AST QMA Large-Cap Portfolio
AST Advanced Strategies Portfolio	AST Bond Portfolio 2025
AST T. Rowe Price Large-Cap Growth Portfolio	AST T. Rowe Price Growth Opportunities Portfolio
AST Government Money Market Portfolio	AST Goldman Sachs Global Growth Allocation
AST Small-Cap Growth Portfolio	Portfolio
AST BlackRock/Loomis Sayles Bond Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio
AST International Value Portfolio	AST Prudential Flexible Multi-Strategy Portfolio
AST International Growth Portfolio	AST BlackRock Multi-Asset Income Portfolio**
AST Investment Grade Bond Portfolio	AST Franklin Templeton K2 Global Absolute Return
AST Western Asset Core Plus Bond Portfolio	Portfolio
AST Bond Portfolio 2018**	AST Managed Equity Portfolio
AST Bond Portfolio 2019	AST Managed Fixed Income Portfolio
AST Global Real Estate Portfolio	AST FQ Absolute Return Currency Portfolio
AST Parametric Emerging Markets Equity Portfolio	AST Jennison Global Infrastructure Portfolio
AST Goldman Sachs Small-Cap Value Portfolio	AST PIMCO Dynamic Bond Portfolio (formerly AST
AST RCM World Trends Portfolio	Goldman Sachs Strategic Income Portfolio)
AST J.P. Morgan Global Thematic Portfolio	AST Legg Mason Diversified Growth Portfolio
AST Goldman Sachs Multi-Asset Portfolio	AST Bond Portfolio 2026
ProFund VP Consumer Services	AST AB Global Bond Portfolio
ProFund VP Consumer Goods	AST Goldman Sachs Global Income Portfolio
ProFund VP Financials	AST Morgan Stanley Multi-Asset Portfolio
ProFund VP Health Care	AST Wellington Management Global Bond Portfolio
ProFund VP Industrials	AST Neuberger Berman Long/Short Portfolio
ProFund VP Mid-Cap Growth	AST Wellington Management Real Total Return
ProFund VP Mid-Cap Value	Portfolio
ProFund VP Real Estate	AST QMA International Core Equity Portfolio
ProFund VP Small-Cap Growth	AST Managed Alternatives Portfolio
ProFund VP Small-Cap Value	AST Emerging Managers Diversified Portfolio
ProFund VP Telecommunications	AST Columbia Adaptive Risk Allocation Portfolio
ProFund VP Utilities	Blackrock Global Allocation V.I. Fund (Class III)
ProFund VP Large-Cap Growth	JPMorgan Insurance Trust Income Builder Portfolio
ProFund VP Large-Cap Value	(Class 2)
AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2027

A 86

Note 1:	General (continued)

NVIT Emerging Markets Fund (Class D)	AST Bond Portfolio 2029
AST Bond Portfolio 2028	AST American Funds Growth Allocation Portfolio
________

*	Subaccount was no longer available for investment at December 31, 2018.

**	Subaccount was liquidated during the period ended December 31, 2018.

The following table sets forth the date at which a merger took place in the Account. The transfer from the removed subaccount to the surviving subaccount for the period ended December 31, 2018 is reflected in the Statements of Changes in Net Assets as net transfers between subaccounts and purchases and sales in Note 5.

Merger Date	Removed Portfolio	Surviving Portfolio
September 14, 2018	AST Lord Abbett Core Fixed Income Portfolio	AST Western Asset Core Plus Bond Portfolio

The Portfolios are open-end management investment companies, and each portfolio of The Prudential Series Fund and the Advanced Series Trust is managed by affiliates of Prudential. Each subaccount of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolios. Additional information on these Portfolios is available upon request to the appropriate companies.

New sales of certain products which invest in the Account have been discontinued. However, premium payments made by contract owners will continue to be received by the Account.

Note 2:	Significant Accounting Policies

The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services-Investment Companies, which is part of the accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The most significant estimates relate to the valuation of investment in the Portfolios. Subsequent events have been evaluated through the date these financial statements were issued.

Investments-The investments in shares of the Portfolios are stated at the reported net asset value per share of the respective Portfolios, which is based on the fair value of the underlying securities in the respective Portfolios. All changes in fair value are recorded as net change in unrealized appreciation (depreciation) on investments in the Statements of Operations of the applicable subaccounts.

Security Transactions-Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold. Realized gains and losses on security transactions are determined based upon an average cost of the investment sold.

Dividend Income and Distributions Received-Dividend and capital gain distributions received are reinvested in additional shares of the Portfolios and are recorded on the ex-distribution date.

A 87

Note 3:	Fair Value Measurements

Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:
Level 1-Fair value is based on unadjusted quoted prices in active markets for identical assets or liabilities that the Account can access.
Level 2-Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include the reported net asset value per share of the underlying portfolio, quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.
Level 3-Fair value is based on at least one significant unobservable input for the investment, which may require significant judgment or estimation in determining the fair value.
As of December 31, 2018, management determined that the fair value inputs for all of the Account’s investments, which consist solely of investments in open-end mutual funds registered with the SEC, were considered Level 2.

Transfers between Fair Value Levels

During the period ended December 31, 2018, there were no transfers between fair value levels.

Note 4:	Taxes

Pruco Life is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential Financial’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law.

Note 5:	Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolios for the period ended December 31, 2018 were as follows:

	Purchases	Sales
Prudential Government Money Market Portfolio	$15,479,478	$21,809,735
Prudential Diversified Bond Portfolio	1,484,556	18,074,735
Prudential Equity Portfolio (Class I)	1,325,816	26,752,853
Prudential Flexible Managed Portfolio	34,072	1,472,086
Prudential Conservative Balanced Portfolio	36,383	2,464,809
Prudential Value Portfolio (Class I)	1,111,406	31,577,961
Prudential High Yield Bond Portfolio	2,171,205	20,846,506
Prudential Natural Resources Portfolio (Class I)	29,906	330,401
Prudential Stock Index Portfolio	23,677,234	42,740,795
Prudential Global Portfolio	1,176,843	8,597,520
Prudential Jennison Portfolio (Class I)	3,273,331	44,696,687
Prudential Small Capitalization Stock Portfolio	10,037,551	11,085,318
T. Rowe Price International Stock Portfolio	414,765	2,879,495
T. Rowe Price Equity Income Portfolio (Equity Income Class)	189,859	9,889,963
Invesco V.I. Core Equity Fund (Series I)	36,743	8,512,981

A 88

Note 5:	Purchases and Sales of Investments (continued)

	Purchases	Sales
Janus Henderson VIT Research Portfolio (Institutional Shares)	$37,709	$7,930,558
Janus Henderson VIT Overseas Portfolio (Institutional Shares)	91,581	6,891,638
MFS® Research Series (Initial Class)	44,383	2,553,928
MFS® Growth Series (Initial Class)	543,250	8,859,922
American Century VP Value Fund (Class I)	154,362	4,536,951
Franklin Small-Mid Cap Growth VIP Fund (Class 2)	370,171	3,513,376
Prudential Jennison 20/20 Focus Portfolio (Class I)	353,813	7,483,892
Davis Value Portfolio	90,010	3,309,875
AB VPS Large Cap Growth Portfolio (Class B)	568,061	1,666,832
Prudential SP Small Cap Value Portfolio (Class I)	1,015,352	12,127,848
Janus Henderson VIT Research Portfolio (Service Shares)	107,700	1,666,634
SP Prudential U.S. Emerging Growth Portfolio (Class I)	811,170	16,800,257
Prudential SP International Growth Portfolio (Class I)	1,150,946	4,428,529
AST Goldman Sachs Large-Cap Value Portfolio	26,426,527	133,550,905
AST Cohen & Steers Realty Portfolio	23,648,467	65,973,463
AST J.P. Morgan Strategic Opportunities Portfolio	67,426,008	311,311,494
AST T. Rowe Price Large-Cap Value Portfolio	30,615,913	31,954,872
AST High Yield Portfolio	29,161,573	61,536,447
AST Small-Cap Growth Opportunities Portfolio	35,119,214	52,678,668
AST WEDGE Capital Mid-Cap Value Portfolio	10,438,235	28,734,922
AST Small-Cap Value Portfolio	20,435,981	41,079,712
AST Goldman Sachs Mid-Cap Growth Portfolio	58,468,923	141,894,868
AST Hotchkis & Wiley Large-Cap Value Portfolio	44,650,782	78,820,299
AST Lord Abbett Core Fixed Income Portfolio	37,961,764	714,993,208
AST Loomis Sayles Large-Cap Growth Portfolio	33,799,567	127,151,529
AST MFS Growth Portfolio	54,060,772	49,374,303
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	33,151,674	83,428,503
AST BlackRock Low Duration Bond Portfolio	43,954,110	55,246,463
AST QMA US Equity Alpha Portfolio	38,630,299	69,576,839
AST T. Rowe Price Natural Resources Portfolio	26,746,138	92,452,753
AST T. Rowe Price Asset Allocation Portfolio	256,942,806	1,523,888,432
AST MFS Global Equity Portfolio	40,847,482	95,011,110
AST J.P. Morgan International Equity Portfolio	38,267,005	56,504,966
AST Templeton Global Bond Portfolio	20,059,284	44,454,345
AST Wellington Management Hedged Equity Portfolio	57,866,337	301,753,584
AST Capital Growth Asset Allocation Portfolio	582,573,288	1,351,344,138
AST Academic Strategies Asset Allocation Portfolio	131,596,445	952,039,880
AST Balanced Asset Allocation Portfolio	302,765,471	982,695,568
AST Preservation Asset Allocation Portfolio	194,121,578	789,873,108
AST Fidelity Institutional AM℠ Quantitative Portfolio	103,230,906	590,035,817
AST Prudential Growth Allocation Portfolio	440,659,263	2,754,731,123
AST Advanced Strategies Portfolio	132,420,830	900,585,682
AST T. Rowe Price Large-Cap Growth Portfolio	135,380,509	193,886,509
AST Government Money Market Portfolio	422,496,074	406,767,567
AST Small-Cap Growth Portfolio	54,522,200	64,982,429
AST BlackRock/Loomis Sayles Bond Portfolio	100,418,172	392,886,652
AST International Value Portfolio	19,478,243	31,621,501
AST International Growth Portfolio	52,002,847	49,480,195
AST Investment Grade Bond Portfolio	7,885,844,266	2,184,290,322

A 89

Note 5:	Purchases and Sales of Investments (continued)

	Purchases	Sales
AST Western Asset Core Plus Bond Portfolio	$737,514,958	$262,760,064
AST Bond Portfolio 2018	7,150,011	95,509,811
AST Bond Portfolio 2019	75,994,804	15,691,448
AST Global Real Estate Portfolio	6,743,312	24,260,062
AST Parametric Emerging Markets Equity Portfolio	37,919,398	74,864,302
AST Goldman Sachs Small-Cap Value Portfolio	30,618,375	83,124,267
AST RCM World Trends Portfolio	102,679,635	741,948,556
AST J.P. Morgan Global Thematic Portfolio	136,568,552	446,703,646
AST Goldman Sachs Multi-Asset Portfolio	83,385,968	509,348,417
ProFund VP Consumer Services	124,859	221,177
ProFund VP Consumer Goods	176,606	452,349
ProFund VP Financials	131,057	585,887
ProFund VP Health Care	236,675	786,384
ProFund VP Industrials	62,130	331,816
ProFund VP Mid-Cap Growth	97,666	184,988
ProFund VP Mid-Cap Value	28,502	113,447
ProFund VP Real Estate	35,553	99,370
ProFund VP Small-Cap Growth	81,676	286,413
ProFund VP Small-Cap Value	149,929	157,558
ProFund VP Telecommunications	38,929	85,055
ProFund VP Utilities	77,113	248,818
ProFund VP Large-Cap Growth	107,986	255,660
ProFund VP Large-Cap Value	34,739	146,990
AST Jennison Large-Cap Growth Portfolio	57,212,267	69,789,169
AST Bond Portfolio 2020	3,844,783	2,657,948
AST Bond Portfolio 2017	—	1,864,545
AST Bond Portfolio 2021	8,896,063	11,028,305
Wells Fargo VT International Equity Fund (Class 1)	1,190	88,745
Wells Fargo VT Omega Growth Fund (Class 1)	4,661	254,885
Wells Fargo VT Small Cap Growth Fund (Class 1)	19,450	68,114
AST Bond Portfolio 2022	5,004,401	13,853,767
AST Quantitative Modeling Portfolio	146,495,785	108,290,766
AST BlackRock Global Strategies Portfolio	120,942,326	311,811,836
Wells Fargo VT Opportunity Fund (Class 1)	35,661	240,818
AST Prudential Core Bond Portfolio	63,870,598	61,059,157
AST Bond Portfolio 2023	6,664,047	3,696,154
AST New Discovery Asset Allocation Portfolio	61,472,063	126,519,129
AST Western Asset Emerging Markets Debt Portfolio	2,443,571	2,304,807
AST MFS Large-Cap Value Portfolio	32,148,763	43,534,079
AST Bond Portfolio 2024	19,859,753	15,281,110
AST AQR Emerging Markets Equity Portfolio	8,857,837	6,465,450
AST ClearBridge Dividend Growth Portfolio	24,037,302	42,611,360
AST Multi-Sector Fixed Income Portfolio	1,638,061,080	49,296,453
AST AQR Large-Cap Portfolio	5,617,258	4,069,081
AST QMA Large-Cap Portfolio	4,377,208	2,267,697
AST Bond Portfolio 2025	39,296,468	14,364,285
AST T. Rowe Price Growth Opportunities Portfolio	721,048,651	370,892,734
AST Goldman Sachs Global Growth Allocation Portfolio	6,816,817	2,857,497
AST T. Rowe Price Diversified Real Growth Portfolio	9,548,494	4,238,196

A 90

Note 5:	Purchases and Sales of Investments (continued)

	Purchases	Sales
AST Prudential Flexible Multi-Strategy Portfolio	$12,592,794	$9,164,956
AST BlackRock Multi-Asset Income Portfolio	1,333,638	38,360,653
AST Franklin Templeton K2 Global Absolute Return Portfolio	4,243,933	1,829,032
AST Managed Equity Portfolio	8,369,711	2,574,972
AST Managed Fixed Income Portfolio	9,750,676	5,991,167
AST FQ Absolute Return Currency Portfolio	803,305	623,545
AST Jennison Global Infrastructure Portfolio	1,732,164	635,270
AST PIMCO Dynamic Bond Portfolio	3,028,742	2,577,409
AST Legg Mason Diversified Growth Portfolio	124,560,927	74,652,208
AST Bond Portfolio 2026	53,232,638	58,865,386
AST AB Global Bond Portfolio	1,270,281	411,213
AST Goldman Sachs Global Income Portfolio	517,363	132,831
AST Morgan Stanley Multi-Asset Portfolio	1,286,586	421,817
AST Wellington Management Global Bond Portfolio	767,492	276,533
AST Neuberger Berman Long/Short Portfolio	1,661,225	491,872
AST Wellington Management Real Total Return Portfolio	1,329,949	109,907
AST QMA International Core Equity Portfolio	2,271,034	1,259,057
AST Managed Alternatives Portfolio	3,194,224	634,949
AST Emerging Managers Diversified Portfolio	1,844,821	307,106
AST Columbia Adaptive Risk Allocation Portfolio	3,675,419	1,769,295
Blackrock Global Allocation V.I. Fund (Class III)	10,601,120	2,681,413
JPMorgan Insurance Trust Income Builder Portfolio (Class 2)	7,892,982	2,486,666
AST Bond Portfolio 2027	59,406,687	60,118,233
NVIT Emerging Markets Fund (Class D)	1,031,521	1,571,689
AST Bond Portfolio 2028	47,447,252	23,784,656
AST Bond Portfolio 2029	4,268,800	1,354,469
AST American Funds Growth Allocation Portfolio	324,075,449	29,636,054

Note 6:	Related Party Transactions

The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. Prudential Financial and its affiliates perform various services on behalf of the portfolios of The Prudential Series Fund and the Advanced Series Trust in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, postage, transfer agency and various other record keeping administrative and customer service functions.

The Prudential Series Fund has entered into a management agreement with PGIM Investments LLC ("PGIM Investments"), and the Advanced Series Trust has entered into a management agreement with PGIM Investments and AST Investment Services, Inc., both indirect, wholly-owned subsidiaries of Prudential Financial (together the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisers’ performance of such services with respect to each portfolio of The Prudential Series Fund and the Advanced Series Trust. The Investment Managers have entered into subadvisory agreements with several subadvisers, including PGIM, Inc., Jennison Associates LLC, and Quantitative Management Associates LLC, each of which are indirect, wholly-owned subsidiaries of Prudential Financial.

The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the Class I and Class II shares of the portfolios of The Prudential Series Fund. No distribution or service

A 91

Note 6:	Related Party Transactions (continued)

(12b-1) fees are paid to PIMS as distributor of the Class I shares of the portfolios of The Prudential Series Fund, which is the class of shares owned by the Account.

The Advanced Series Trust has a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the shares of each portfolio of the Advanced Series Trust. Distribution and service fees are paid to PAD by most portfolios of the Advanced Series Trust.

Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of Prudential Financial, serves as the transfer agent of each portfolio of The Prudential Series Fund and the Advanced Series Trust.

Certain charges and fees for the portfolios of The Prudential Series Fund and the Advanced Series Trust may be waived and/or reimbursed by Prudential and its affiliates. Prudential and its affiliates reserve the right to discontinue these waivers/reimbursements at its discretion, subject to the contractual obligations of Prudential and its affiliates.

See The Prudential Series Fund and the Advanced Series Trust financial statements for further discussion of such expense and waiver/reimbursement arrangements. The Account indirectly bears the expenses of the underlying portfolios of The Prudential Series Fund and the Advanced Series Trust in which it invests, including the related party expenses disclosed above.

In 2016, Prudential Financial self-reported to the SEC and the U.S. Department of Labor (“DOL”), and notified other regulators, that in some cases it failed to maximize securities lending income for the benefit of certain portfolios of The Prudential Series Fund and the Advanced Series Trust due to a long-standing restriction benefitting Prudential Financial that limited the availability of loanable securities. Prudential Financial removed the restriction and implemented a remediation plan for the benefit of customers. As part of Prudential Financial’s review of this matter, in 2018 it further self-reported to the SEC, and notified other regulators, that in some cases it failed to timely process foreign tax reclaims for certain portfolios of The Prudential Series Fund and the Advanced Series Trust. Prudential Financial has corrected the foreign tax reclaim process and is implementing a remediation plan for the benefit of customers. The DOL’s review of the securities lending matter is closed. Prudential Financial is cooperating with the SEC in its review of the securities lending and foreign tax reclaim matters (which includes a review of the remediation plans) and has entered into discussions with the SEC staff regarding a possible settlement of the securities lending matter that would potentially involve charges under the Investment Advisers Act and financial remedies.

Note 7:	Financial Highlights

Pruco Life sells a number of variable annuity products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

In the table below, the units, the net assets, the investment income ratio, and the ranges of lowest to highest unit values, expense ratios, and total returns are presented for the products offered by Pruco Life and funded by the Account. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the ranges. The summary may not reflect the minimum and maximum Contract charges offered by Pruco Life as contract owners may not have selected all available and applicable Contract options.

A 92

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*		Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Government Money Market Portfolio
December 31, 2018	68,162	$0.89	to	$9.75	$77,267	1.51%		1.00%	to	2.00%	-0.44%	to	0.52%
December 31, 2017	72,665	$0.89	to	$9.70	$82,409	0.55%		1.00%	to	2.00%	-1.41%	to	-0.44%
December 31, 2016	84,822	$0.91	to	$9.74	$96,411	0.09%		1.00%	to	2.00%	-1.92%	to	-0.90%
December 31, 2015	92,559	$0.92	to	$9.83	$107,185	0.00%	(1)	1.00%	to	2.10%	-2.06%	to	-0.99%
December 31, 2014	105,488	$0.94	to	$9.92	$123,830	0.00%	(1)	1.00%	to	2.10%	-2.06%	to	-0.99%

	Prudential Diversified Bond Portfolio
December 31, 2018	45,953	$2.20	to	$2.70	$123,735	0.00%		1.35%	to	1.65%	-1.78%	to	-1.49%
December 31, 2017	51,465	$2.24	to	$2.74	$140,780	0.00%		1.35%	to	1.65%	5.27%	to	5.58%
December 31, 2016	57,301	$2.12	to	$2.60	$148,549	0.00%		1.35%	to	1.65%	3.88%	to	4.19%
December 31, 2015	64,211	$2.05	to	$2.50	$159,894	0.00%		1.35%	to	1.65%	-1.88%	to	-1.59%
December 31, 2014	72,636	$2.08	to	$2.54	$183,884	1.13%		1.35%	to	1.65%	5.36%	to	5.67%

	Prudential Equity Portfolio (Class I)
December 31, 2018	42,506	$2.13	to	$3.70	$145,112	0.00%		1.35%	to	2.00%	-6.73%	to	-6.13%
December 31, 2017	48,485	$2.28	to	$3.94	$176,690	0.00%		1.35%	to	2.00%	23.32%	to	24.11%
December 31, 2016	55,260	$1.84	to	$3.18	$162,271	0.00%		1.35%	to	2.00%	1.74%	to	2.39%
December 31, 2015	62,095	$1.80	to	$3.11	$178,479	0.00%		1.35%	to	2.00%	0.35%	to	0.99%
December 31, 2014	71,107	$1.79	to	$3.08	$202,451	0.00%		1.35%	to	2.00%	5.59%	to	6.27%

	Prudential Flexible Managed Portfolio
December 31, 2018	2,932	$3.17	to	$3.17	$9,283	0.00%		1.40%	to	1.40%	-5.52%	to	-5.52%
December 31, 2017	3,315	$3.35	to	$3.35	$11,108	0.00%		1.40%	to	1.40%	13.39%	to	13.39%
December 31, 2016	3,816	$2.96	to	$2.96	$11,278	0.00%		1.40%	to	1.40%	7.02%	to	7.02%
December 31, 2015	4,417	$2.76	to	$2.76	$12,196	0.00%		1.40%	to	1.40%	-0.39%	to	-0.39%
December 31, 2014	5,009	$2.77	to	$2.77	$13,886	0.00%		1.40%	to	1.40%	9.52%	to	9.52%

	Prudential Conservative Balanced Portfolio
December 31, 2018	3,926	$2.88	to	$2.88	$11,290	0.00%		1.40%	to	1.40%	-3.82%	to	-3.82%
December 31, 2017	4,680	$2.99	to	$2.99	$13,995	0.00%		1.40%	to	1.40%	10.82%	to	10.82%
December 31, 2016	5,307	$2.70	to	$2.70	$14,319	0.00%		1.40%	to	1.40%	5.80%	to	5.80%
December 31, 2015	6,144	$2.55	to	$2.55	$15,669	0.00%		1.40%	to	1.40%	-0.99%	to	-0.99%
December 31, 2014	7,302	$2.58	to	$2.58	$18,808	0.00%		1.40%	to	1.40%	7.27%	to	7.27%

	Prudential Value Portfolio (Class I)
December 31, 2018	61,203	$2.02	to	$4.13	$184,022	0.00%		1.35%	to	2.00%	-11.66%	to	-11.09%
December 31, 2017	69,321	$2.28	to	$4.64	$234,532	0.00%		1.35%	to	2.00%	14.70%	to	15.43%
December 31, 2016	78,962	$1.99	to	$4.03	$231,803	0.00%		1.35%	to	2.00%	9.22%	to	9.92%
December 31, 2015	88,795	$1.82	to	$3.66	$238,364	0.00%		1.35%	to	2.00%	-10.00%	to	-9.42%
December 31, 2014	99,749	$2.02	to	$4.05	$296,461	0.00%		1.35%	to	2.00%	7.95%	to	8.63%

	Prudential High Yield Bond Portfolio
December 31, 2018	25,233	$2.36	to	$16.68	$121,953	2.92%		1.35%	to	2.00%	-3.21%	to	-2.58%
December 31, 2017	28,650	$2.43	to	$17.13	$142,013	6.08%		1.35%	to	2.00%	5.70%	to	6.39%
December 31, 2016	31,834	$2.29	to	$16.11	$148,803	6.44%		1.35%	to	2.00%	13.97%	to	14.69%
December 31, 2015	36,942	$2.00	to	$14.05	$150,113	6.16%		1.35%	to	2.00%	-4.36%	to	-3.74%
December 31, 2014	42,176	$2.09	to	$14.61	$178,309	5.99%		1.35%	to	2.00%	0.70%	to	1.35%

	Prudential Natural Resources Portfolio (Class I)
December 31, 2018	567	$4.28	to	$4.28	$2,428	0.00%		1.40%	to	1.40%	-19.21%	to	-19.21%
December 31, 2017	618	$5.30	to	$5.30	$3,270	0.00%		1.40%	to	1.40%	-1.56%	to	-1.56%
December 31, 2016	681	$5.38	to	$5.38	$3,665	0.00%		1.40%	to	1.40%	23.63%	to	23.63%
December 31, 2015	781	$4.35	to	$4.35	$3,397	0.00%		1.40%	to	1.40%	-29.19%	to	-29.19%
December 31, 2014	903	$6.14	to	$6.14	$5,551	0.00%		1.40%	to	1.40%	-21.01%	to	-21.01%

	Prudential Stock Index Portfolio
December 31, 2018	72,392	$1.74	to	$9.47	$255,597	0.00%		0.55%	to	2.00%	-6.50%	to	-4.55%
December 31, 2017	79,672	$1.86	to	$4.31	$286,798	1.59%		1.35%	to	2.00%	19.09%	to	19.85%
December 31, 2016	91,196	$1.55	to	$3.60	$273,088	1.84%		1.35%	to	2.00%	9.64%	to	10.34%
December 31, 2015	101,975	$1.41	to	$3.26	$277,104	1.49%		1.35%	to	2.00%	-0.80%	to	-0.16%
December 31, 2014	114,422	$1.42	to	$3.27	$310,971	3.05%		1.35%	to	2.00%	11.09%	to	11.80%
A 93

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Global Portfolio
December 31, 2018	17,863	$1.35	to	$3.00	$46,310	0.00%	1.35%	to	2.00%	-9.14%	to	-8.55%
December 31, 2017	20,167	$1.48	to	$3.28	$57,220	0.00%	1.35%	to	2.00%	22.40%	to	23.19%
December 31, 2016	22,600	$1.21	to	$2.67	$52,073	0.00%	1.35%	to	2.00%	2.40%	to	3.06%
December 31, 2015	25,080	$1.18	to	$2.59	$56,280	0.00%	1.35%	to	2.00%	0.36%	to	1.01%
December 31, 2014	27,387	$1.17	to	$2.57	$60,958	0.00%	1.35%	to	2.00%	1.22%	to	1.88%

	Prudential Jennison Portfolio (Class I)
December 31, 2018	62,606	$1.68	to	$4.99	$254,461	0.00%	1.35%	to	2.00%	-2.73%	to	-2.11%
December 31, 2017	70,792	$1.72	to	$5.10	$294,436	0.00%	1.35%	to	2.00%	34.02%	to	34.88%
December 31, 2016	80,340	$1.28	to	$3.78	$247,239	0.00%	1.35%	to	2.00%	-2.84%	to	-2.22%
December 31, 2015	90,877	$1.32	to	$3.87	$287,289	0.00%	1.35%	to	2.00%	9.30%	to	10.00%
December 31, 2014	103,663	$1.20	to	$3.52	$296,938	0.00%	1.35%	to	2.00%	7.83%	to	8.53%

	Prudential Small Capitalization Stock Portfolio
December 31, 2018	9,177	$4.13	to	$8.87	$52,737	0.00%	0.55%	to	1.95%	-11.28%	to	-9.95%
December 31, 2017	9,680	$4.60	to	$7.06	$59,097	0.00%	1.35%	to	1.65%	11.17%	to	11.50%
December 31, 2016	10,868	$4.14	to	$6.33	$59,542	0.00%	1.35%	to	1.65%	24.46%	to	24.82%
December 31, 2015	12,245	$3.32	to	$5.08	$53,805	0.00%	1.35%	to	1.65%	-3.87%	to	-3.58%
December 31, 2014	13,550	$3.46	to	$5.27	$61,807	0.00%	1.35%	to	1.65%	3.68%	to	3.98%

	T. Rowe Price International Stock Portfolio
December 31, 2018	9,118	$1.23	to	$1.71	$15,414	1.28%	1.35%	to	1.65%	-15.61%	to	-15.36%
December 31, 2017	10,240	$1.46	to	$2.02	$20,483	1.10%	1.35%	to	1.65%	25.82%	to	26.19%
December 31, 2016	10,887	$1.16	to	$1.60	$17,264	1.04%	1.35%	to	1.65%	0.47%	to	0.77%
December 31, 2015	11,740	$1.15	to	$1.59	$18,592	0.91%	1.35%	to	1.65%	-2.51%	to	-2.23%
December 31, 2014	12,524	$1.18	to	$1.62	$20,257	1.02%	1.35%	to	1.65%	-2.84%	to	-2.56%

	T. Rowe Price Equity Income Portfolio (Equity Income Class)
December 31, 2018	14,040	$2.28	to	$3.60	$50,313	1.97%	1.35%	to	1.65%	-10.98%	to	-10.71%
December 31, 2017	16,255	$2.56	to	$4.03	$65,251	1.72%	1.35%	to	1.65%	14.15%	to	14.48%
December 31, 2016	18,852	$2.25	to	$3.52	$66,114	2.32%	1.35%	to	1.65%	17.24%	to	17.59%
December 31, 2015	20,667	$1.91	to	$3.00	$61,636	1.80%	1.35%	to	1.65%	-8.37%	to	-8.10%
December 31, 2014	23,102	$2.09	to	$3.26	$74,912	1.73%	1.35%	to	1.65%	5.64%	to	5.94%

	Invesco V.I. Core Equity Fund (Series I)
December 31, 2018	21,230	$1.42	to	$2.75	$57,041	0.88%	1.35%	to	1.65%	-10.88%	to	-10.61%
December 31, 2017	23,685	$1.59	to	$3.08	$71,342	1.02%	1.35%	to	1.65%	11.34%	to	11.67%
December 31, 2016	26,486	$1.43	to	$2.76	$71,610	0.75%	1.35%	to	1.65%	8.48%	to	8.81%
December 31, 2015	30,183	$1.32	to	$2.53	$75,203	1.11%	1.35%	to	1.65%	-7.29%	to	-7.03%
December 31, 2014	33,857	$1.42	to	$2.73	$90,740	0.84%	1.35%	to	1.65%	6.39%	to	6.71%

	Janus Henderson VIT Research Portfolio (Institutional Shares)
December 31, 2018	14,982	$1.50	to	$3.18	$46,478	0.54%	1.35%	to	1.65%	-4.17%	to	-3.88%
December 31, 2017	17,051	$1.57	to	$3.31	$55,171	0.39%	1.35%	to	1.65%	25.81%	to	26.18%
December 31, 2016	19,342	$1.24	to	$2.62	$49,711	0.53%	1.35%	to	1.65%	-1.13%	to	-0.84%
December 31, 2015	21,939	$1.26	to	$2.65	$57,069	0.63%	1.35%	to	1.65%	3.63%	to	3.94%
December 31, 2014	25,154	$1.21	to	$2.55	$62,900	0.37%	1.35%	to	1.65%	11.16%	to	11.49%

	Janus Henderson VIT Overseas Portfolio (Institutional Shares)
December 31, 2018	15,253	$1.64	to	$3.02	$45,259	1.73%	1.35%	to	1.65%	-16.33%	to	-16.09%
December 31, 2017	16,962	$1.96	to	$3.60	$60,057	1.64%	1.35%	to	1.65%	29.00%	to	29.38%
December 31, 2016	18,983	$1.52	to	$2.78	$52,039	5.03%	1.35%	to	1.65%	-7.96%	to	-7.70%
December 31, 2015	20,849	$1.65	to	$3.01	$61,960	0.59%	1.35%	to	1.65%	-10.07%	to	-9.81%
December 31, 2014	22,928	$1.84	to	$3.34	$75,536	5.83%	1.35%	to	1.65%	-13.30%	to	-13.05%

	MFS® Research Series (Initial Class)
December 31, 2018	4,671	$1.98	to	$3.26	$15,159	0.69%	1.35%	to	1.65%	-5.93%	to	-5.65%
December 31, 2017	5,304	$2.10	to	$3.46	$18,258	1.35%	1.35%	to	1.65%	21.37%	to	21.73%
December 31, 2016	6,000	$1.73	to	$2.84	$16,979	0.78%	1.35%	to	1.65%	6.98%	to	7.29%
December 31, 2015	6,865	$1.62	to	$2.65	$18,119	0.73%	1.35%	to	1.65%	-0.83%	to	-0.54%
December 31, 2014	7,641	$1.63	to	$2.66	$20,288	0.81%	1.35%	to	1.65%	8.42%	to	8.74%

A 94

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	MFS® Growth Series (Initial Class)
December 31, 2018	14,096	$2.06	to	$3.91	$54,733	0.09%	1.35%	to	1.65%	0.99%	to	1.29%
December 31, 2017	15,863	$2.04	to	$3.86	$60,861	0.10%	1.35%	to	1.65%	29.28%	to	29.66%
December 31, 2016	17,677	$1.58	to	$2.98	$52,348	0.04%	1.35%	to	1.65%	0.78%	to	1.08%
December 31, 2015	20,031	$1.56	to	$2.95	$58,698	0.15%	1.35%	to	1.65%	5.81%	to	6.12%
December 31, 2014	22,311	$1.48	to	$2.78	$61,531	0.10%	1.35%	to	1.65%	7.18%	to	7.49%

	American Century VP Value Fund (Class I)
December 31, 2018	5,697	$2.85	to	$3.51	$19,901	1.63%	1.35%	to	1.65%	-10.63%	to	-10.37%
December 31, 2017	6,738	$3.19	to	$3.92	$26,279	1.64%	1.35%	to	1.65%	6.98%	to	7.30%
December 31, 2016	7,562	$2.98	to	$3.65	$27,509	1.74%	1.35%	to	1.65%	18.53%	to	18.88%
December 31, 2015	8,164	$2.51	to	$3.07	$24,981	2.12%	1.35%	to	1.65%	-5.45%	to	-5.16%
December 31, 2014	9,538	$2.66	to	$3.24	$30,778	1.54%	1.35%	to	1.65%	11.24%	to	11.57%

	Franklin Small-Mid Cap Growth VIP Fund (Class 2)
December 31, 2018	6,616	$1.75	to	$3.09	$19,925	0.00%	1.35%	to	1.65%	-6.92%	to	-6.64%
December 31, 2017	7,437	$1.88	to	$3.31	$24,043	0.00%	1.35%	to	1.65%	19.43%	to	19.79%
December 31, 2016	8,208	$1.58	to	$2.76	$22,199	0.00%	1.35%	to	1.65%	2.49%	to	2.79%
December 31, 2015	9,396	$1.54	to	$2.69	$24,715	0.00%	1.35%	to	1.65%	-4.24%	to	-3.95%
December 31, 2014	10,386	$1.61	to	$2.80	$28,451	0.00%	1.35%	to	1.65%	5.73%	to	6.04%

	Prudential Jennison 20/20 Focus Portfolio (Class I)
December 31, 2018	11,616	$2.87	to	$3.09	$35,914	0.00%	1.35%	to	1.65%	-6.90%	to	-6.62%
December 31, 2017	13,523	$3.08	to	$3.32	$44,792	0.00%	1.35%	to	1.65%	28.18%	to	28.56%
December 31, 2016	15,618	$2.40	to	$2.58	$40,266	0.00%	1.35%	to	1.65%	-0.04%	to	0.27%
December 31, 2015	18,090	$2.40	to	$2.58	$46,546	0.00%	1.35%	to	1.65%	4.54%	to	4.86%
December 31, 2014	20,333	$2.30	to	$2.46	$49,920	0.00%	1.35%	to	1.65%	5.41%	to	5.72%

	Davis Value Portfolio
December 31, 2018	10,765	$1.73	to	$1.83	$19,489	0.81%	1.35%	to	1.65%	-15.02%	to	-14.76%
December 31, 2017	12,130	$2.04	to	$2.15	$25,779	0.74%	1.35%	to	1.65%	20.64%	to	21.00%
December 31, 2016	13,699	$1.69	to	$1.77	$24,077	1.23%	1.35%	to	1.65%	10.07%	to	10.39%
December 31, 2015	15,857	$1.53	to	$1.61	$25,264	0.76%	1.35%	to	1.65%	-0.05%	to	0.24%
December 31, 2014	18,108	$1.54	to	$1.60	$28,795	0.91%	1.35%	to	1.65%	4.33%	to	4.64%

	AB VPS Large Cap Growth Portfolio (Class B)
December 31, 2018	5,260	$1.43	to	$1.51	$7,847	0.00%	1.35%	to	1.65%	0.65%	to	0.95%
December 31, 2017	5,895	$1.42	to	$1.49	$8,716	0.00%	1.35%	to	1.65%	29.55%	to	29.92%
December 31, 2016	5,898	$1.09	to	$1.15	$6,715	0.00%	1.35%	to	1.65%	0.70%	to	1.00%
December 31, 2015	7,167	$1.09	to	$1.14	$8,081	0.00%	1.35%	to	1.65%	9.05%	to	9.38%
December 31, 2014	7,457	$1.00	to	$1.04	$7,691	0.00%	1.35%	to	1.65%	11.99%	to	12.33%

	Prudential SP Small Cap Value Portfolio (Class I)
December 31, 2018	24,057	$2.29	to	$3.13	$68,759	0.00%	1.35%	to	2.00%	-15.49%	to	-14.95%
December 31, 2017	26,956	$2.71	to	$3.69	$90,794	0.00%	1.35%	to	2.00%	10.00%	to	10.70%
December 31, 2016	30,664	$2.46	to	$3.33	$93,506	0.00%	1.35%	to	2.00%	23.00%	to	23.79%
December 31, 2015	34,695	$2.00	to	$2.69	$85,721	0.00%	1.35%	to	2.00%	-7.22%	to	-6.62%
December 31, 2014	39,236	$2.15	to	$2.88	$104,079	0.00%	1.35%	to	2.00%	2.88%	to	3.54%

	Janus Henderson VIT Research Portfolio (Service Shares)
December 31, 2018	4,362	$1.22	to	$2.79	$8,623	0.36%	1.40%	to	2.00%	-4.75%	to	-4.19%
December 31, 2017	4,943	$1.28	to	$2.92	$10,326	0.24%	1.40%	to	2.00%	25.06%	to	25.80%
December 31, 2016	5,449	$1.02	to	$2.32	$9,067	0.38%	1.40%	to	2.00%	-1.69%	to	-1.10%
December 31, 2015	6,153	$1.04	to	$2.34	$10,479	0.45%	1.40%	to	2.00%	3.02%	to	3.63%
December 31, 2014	7,009	$1.00	to	$2.26	$11,422	0.22%	1.40%	to	2.00%	10.52%	to	11.18%

	SP Prudential U.S. Emerging Growth Portfolio (Class I)
December 31, 2018	27,121	$1.89	to	$4.27	$83,325	0.00%	1.35%	to	2.00%	-9.66%	to	-9.08%
December 31, 2017	31,152	$2.08	to	$4.70	$105,906	0.00%	1.35%	to	2.00%	20.04%	to	20.81%
December 31, 2016	35,035	$1.73	to	$3.89	$98,683	0.00%	1.35%	to	2.00%	2.28%	to	2.93%
December 31, 2015	39,225	$1.68	to	$3.78	$107,539	0.00%	1.35%	to	2.00%	-4.27%	to	-3.66%
December 31, 2014	44,521	$1.75	to	$3.93	$127,551	0.00%	1.35%	to	2.00%	7.36%	to	8.05%

A 95

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential SP International Growth Portfolio (Class I)
December 31, 2018	15,124	$0.91	to	$2.30	$25,293	0.00%	1.40%	to	2.00%	-14.53%	to	-14.02%
December 31, 2017	16,536	$1.06	to	$2.68	$32,257	0.00%	1.40%	to	2.00%	33.16%	to	33.95%
December 31, 2016	18,568	$0.80	to	$2.00	$27,188	0.00%	1.40%	to	2.00%	-5.47%	to	-4.91%
December 31, 2015	20,465	$0.84	to	$2.10	$31,563	0.00%	1.40%	to	2.00%	1.34%	to	1.95%
December 31, 2014	23,271	$0.83	to	$2.06	$35,459	0.00%	1.40%	to	2.00%	-7.56%	to	-7.00%

	AST Goldman Sachs Large-Cap Value Portfolio
December 31, 2018	30,514	$11.10	to	$21.15	$492,414	0.00%	0.55%	to	3.25%	-11.52%	to	-9.03%
December 31, 2017	36,026	$12.25	to	$23.57	$646,683	0.00%	0.55%	to	3.25%	6.19%	to	9.14%
December 31, 2016	32,294	$11.25	to	$21.90	$532,189	0.00%	0.55%	to	3.25%	7.93%	to	10.93%
December 31, 2015	34,839	$10.18	to	$20.01	$522,927	0.00%	0.55%	to	3.25%	-7.72%	to	6.09%
December 31, 2014	16,013	$10.96	to	$21.39	$259,463	0.00%	0.55%	to	3.25%	9.46%	to	12.51%

	AST Cohen & Steers Realty Portfolio
December 31, 2018	10,466	$10.86	to	$29.01	$191,487	0.00%	0.55%	to	3.25%	-7.87%	to	-5.28%
December 31, 2017	12,441	$11.50	to	$31.05	$243,725	0.00%	0.55%	to	3.25%	2.80%	to	5.66%
December 31, 2016	12,696	$10.92	to	$29.79	$239,515	0.00%	0.55%	to	3.25%	1.42%	to	4.24%
December 31, 2015	12,433	$10.50	to	$28.98	$229,030	0.00%	0.55%	to	3.25%	1.44%	to	10.36%
December 31, 2014	13,312	$11.65	to	$28.18	$239,838	0.00%	0.55%	to	3.25%	15.51%	to	30.19%

	AST J.P. Morgan Strategic Opportunities Portfolio
December 31, 2018	95,363	$11.52	to	$15.56	$1,245,804	0.00%	0.55%	to	3.25%	-8.23%	to	-5.65%
December 31, 2017	111,352	$12.45	to	$16.63	$1,564,163	0.00%	0.55%	to	3.25%	8.51%	to	11.53%
December 31, 2016	116,489	$11.26	to	$15.04	$1,487,767	0.00%	0.55%	to	3.25%	0.47%	to	3.27%
December 31, 2015	122,496	$11.01	to	$14.68	$1,537,582	0.00%	0.55%	to	3.25%	-3.43%	to	-0.73%
December 31, 2014	130,504	$11.19	to	$14.92	$1,675,340	0.00%	0.55%	to	3.25%	2.02%	to	4.87%

	AST T. Rowe Price Large-Cap Value Portfolio
December 31, 2018	8,217	$10.15	to	$19.53	$119,811	0.00%	0.55%	to	3.25%	-12.66%	to	-10.21%
December 31, 2017	8,178	$11.32	to	$22.06	$134,367	0.00%	0.55%	to	3.25%	12.78%	to	15.91%
December 31, 2016	7,875	$9.78	to	$19.29	$113,488	0.00%	0.55%	to	3.25%	2.69%	to	5.55%
December 31, 2015	8,473	$9.28	to	$18.53	$116,779	0.00%	0.55%	to	3.25%	-9.12%	to	4.17%
December 31, 2014	9,863	$9.95	to	$20.12	$146,622	0.00%	0.55%	to	3.25%	-1.74%	to	1.00%

	AST High Yield Portfolio
December 31, 2018	12,898	$11.29	to	$18.09	$183,296	0.00%	0.55%	to	3.25%	-5.19%	to	-2.53%
December 31, 2017	14,829	$11.59	to	$18.82	$219,287	0.00%	0.55%	to	3.25%	3.99%	to	6.88%
December 31, 2016	14,421	$10.86	to	$17.85	$202,254	0.00%	0.55%	to	3.25%	11.66%	to	14.76%
December 31, 2015	13,669	$9.48	to	$15.77	$169,187	0.00%	0.55%	to	3.25%	-6.70%	to	-3.24%
December 31, 2014	15,527	$9.89	to	$16.68	$203,687	0.00%	0.55%	to	3.25%	-1.05%	to	1.99%

	AST Small-Cap Growth Opportunities Portfolio
December 31, 2018	7,551	$10.82	to	$27.73	$146,258	0.00%	0.55%	to	3.25%	-13.76%	to	-11.34%
December 31, 2017	8,199	$12.22	to	$31.72	$181,631	0.00%	0.55%	to	3.25%	23.55%	to	26.99%
December 31, 2016	7,974	$9.64	to	$25.32	$141,144	0.00%	0.55%	to	3.25%	4.21%	to	7.11%
December 31, 2015	8,834	$9.01	to	$23.97	$148,073	0.00%	0.55%	to	3.25%	-11.16%	to	1.00%
December 31, 2014	10,032	$13.36	to	$24.11	$169,022	0.00%	0.55%	to	3.25%	1.53%	to	4.36%

	AST WEDGE Capital Mid-Cap Value Portfolio
December 31, 2018	4,673	$10.58	to	$25.23	$83,510	0.00%	0.55%	to	3.25%	-19.26%	to	-16.99%
December 31, 2017	5,461	$12.78	to	$30.81	$119,136	0.00%	0.55%	to	3.25%	14.69%	to	17.88%
December 31, 2016	5,669	$10.88	to	$26.50	$106,317	0.00%	0.55%	to	3.25%	10.30%	to	13.37%
December 31, 2015	5,767	$9.63	to	$23.70	$97,023	0.00%	0.55%	to	3.25%	-9.64%	to	0.53%
December 31, 2014	6,170	$11.23	to	$25.87	$113,915	0.00%	0.55%	to	3.25%	11.23%	to	14.34%

	AST Small-Cap Value Portfolio
December 31, 2018	5,875	$11.20	to	$24.26	$101,852	0.00%	0.55%	to	3.25%	-19.79%	to	-17.53%
December 31, 2017	6,775	$13.62	to	$29.83	$144,480	0.00%	0.55%	to	3.25%	3.87%	to	6.76%
December 31, 2016	6,921	$12.80	to	$28.33	$139,960	0.00%	0.55%	to	3.25%	25.02%	to	28.49%
December 31, 2015	5,601	$9.99	to	$22.35	$89,371	0.00%	0.55%	to	3.25%	-7.42%	to	4.08%
December 31, 2014	6,294	$10.54	to	$23.82	$107,335	0.00%	0.55%	to	3.25%	1.85%	to	5.87%

A 96

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Goldman Sachs Mid-Cap Growth Portfolio
December 31, 2018	25,757	$11.84	to	$27.11	$503,319	0.00%	0.55%	to	3.25%	-7.48%	to	-4.88%
December 31, 2017	29,239	$12.49	to	$28.89	$608,567	0.00%	0.55%	to	3.25%	22.97%	to	26.39%
December 31, 2016	29,784	$9.91	to	$23.18	$496,877	0.00%	0.55%	to	3.25%	-1.65%	to	1.09%
December 31, 2015	31,934	$9.83	to	$23.25	$534,194	0.00%	0.55%	to	3.25%	-8.75%	to	2.12%
December 31, 2014	14,692	$11.31	to	$25.13	$271,570	0.00%	0.55%	to	3.25%	7.90%	to	13.47%

	AST Hotchkis & Wiley Large-Cap Value Portfolio
December 31, 2018	21,289	$11.60	to	$24.42	$371,822	0.00%	0.55%	to	3.25%	-16.96%	to	-14.63%
December 31, 2017	22,705	$13.63	to	$29.00	$467,505	0.00%	0.55%	to	3.25%	15.33%	to	18.54%
December 31, 2016	23,496	$11.53	to	$24.81	$411,063	0.00%	0.55%	to	3.25%	16.00%	to	19.23%
December 31, 2015	24,491	$9.70	to	$21.09	$361,251	0.00%	0.55%	to	3.25%	-10.83%	to	1.55%
December 31, 2014	25,255	$10.82	to	$23.33	$409,452	0.00%	0.55%	to	3.25%	7.95%	to	13.12%

	AST Lord Abbett Core Fixed Income Portfolio (expired September 14, 2018)
December 31, 2018	—	$10.01	to	$14.64	$—	0.00%	0.55%	to	3.25%	-3.87%	to	-1.97%
December 31, 2017	56,508	$10.28	to	$15.08	$688,065	0.00%	0.55%	to	3.25%	0.00%	to	2.79%
December 31, 2016	54,223	$10.03	to	$14.88	$648,215	0.00%	0.55%	to	3.25%	-0.72%	to	2.04%
December 31, 2015	55,224	$9.86	to	$14.78	$652,219	0.00%	0.55%	to	3.25%	-3.81%	to	-1.13%
December 31, 2014	49,551	$10.18	to	$15.16	$594,715	0.00%	0.55%	to	3.25%	2.93%	to	5.80%

	AST Loomis Sayles Large-Cap Growth Portfolio
December 31, 2018	15,298	$14.30	to	$32.38	$365,724	0.00%	0.55%	to	3.25%	-5.87%	to	-3.23%
December 31, 2017	18,619	$14.82	to	$33.93	$466,163	0.00%	0.55%	to	3.25%	28.68%	to	32.26%
December 31, 2016	20,369	$11.24	to	$26.01	$390,226	0.00%	0.55%	to	3.25%	2.15%	to	5.00%
December 31, 2015	20,054	$10.74	to	$25.11	$369,143	0.00%	0.55%	to	3.25%	6.50%	to	11.97%
December 31, 2014	23,783	$11.26	to	$23.26	$404,850	0.00%	0.55%	to	3.25%	7.00%	to	12.47%

	AST MFS Growth Portfolio
December 31, 2018	7,728	$13.95	to	$29.10	$176,703	0.00%	0.55%	to	3.25%	-1.19%	to	1.59%
December 31, 2017	7,414	$13.78	to	$29.05	$170,338	0.00%	0.55%	to	3.25%	26.47%	to	29.99%
December 31, 2016	7,161	$10.63	to	$22.66	$127,817	0.00%	0.55%	to	3.25%	-1.39%	to	1.35%
December 31, 2015	6,756	$10.53	to	$22.66	$120,117	0.00%	0.55%	to	3.25%	3.74%	to	9.59%
December 31, 2014	7,243	$11.13	to	$21.55	$122,405	0.00%	0.55%	to	3.25%	5.18%	to	11.72%

	AST Neuberger Berman/LSV Mid-Cap Value Portfolio
December 31, 2018	14,849	$10.61	to	$28.00	$275,012	0.00%	0.55%	to	3.25%	-19.17%	to	-16.90%
December 31, 2017	16,836	$12.81	to	$34.17	$381,807	0.00%	0.55%	to	3.25%	10.10%	to	13.16%
December 31, 2016	16,396	$11.35	to	$30.61	$334,007	0.00%	0.55%	to	3.25%	14.40%	to	17.58%
December 31, 2015	14,931	$9.69	to	$26.40	$262,670	0.00%	0.55%	to	3.25%	-8.70%	to	1.07%
December 31, 2014	15,349	$11.02	to	$28.52	$292,469	0.00%	0.55%	to	3.25%	10.42%	to	13.62%

	AST BlackRock Low Duration Bond Portfolio
December 31, 2018	15,418	$8.38	to	$12.05	$154,769	0.00%	0.55%	to	3.25%	-2.55%	to	0.19%
December 31, 2017	16,298	$8.60	to	$12.10	$164,924	0.00%	0.55%	to	3.25%	-1.59%	to	1.15%
December 31, 2016	15,963	$8.74	to	$12.03	$161,562	0.00%	0.55%	to	3.25%	-1.66%	to	1.08%
December 31, 2015	15,084	$8.89	to	$11.97	$152,558	0.00%	0.55%	to	3.25%	-2.78%	to	-0.07%
December 31, 2014	15,866	$9.14	to	$12.05	$162,190	0.00%	0.55%	to	3.25%	-3.34%	to	-0.65%

	AST QMA US Equity Alpha Portfolio
December 31, 2018	9,828	$13.04	to	$31.42	$223,948	0.00%	0.55%	to	3.25%	-11.22%	to	-8.72%
December 31, 2017	10,875	$14.33	to	$34.90	$275,319	0.00%	0.55%	to	3.25%	18.29%	to	21.58%
December 31, 2016	10,551	$11.82	to	$29.10	$222,962	0.00%	0.55%	to	3.25%	11.12%	to	14.21%
December 31, 2015	9,355	$10.38	to	$25.83	$176,411	0.00%	0.55%	to	2.95%	0.13%	to	8.03%
December 31, 2014	8,980	$11.24	to	$25.55	$168,707	0.00%	0.55%	to	2.95%	11.83%	to	16.57%

	AST T. Rowe Price Natural Resources Portfolio
December 31, 2018	20,119	$7.33	to	$12.40	$180,098	0.00%	0.55%	to	3.25%	-19.38%	to	-17.11%
December 31, 2017	26,241	$8.87	to	$15.09	$285,152	0.00%	0.55%	to	3.25%	6.73%	to	9.70%
December 31, 2016	26,455	$8.11	to	$13.87	$265,263	0.00%	0.55%	to	3.25%	20.58%	to	23.93%
December 31, 2015	26,606	$6.56	to	$11.28	$217,496	0.00%	0.55%	to	3.25%	-21.88%	to	0.94%
December 31, 2014	28,651	$8.20	to	$14.17	$295,414	0.00%	0.55%	to	3.25%	-14.29%	to	-8.86%
A 97

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST T. Rowe Price Asset Allocation Portfolio
December 31, 2018	650,405	$12.92	to	$19.18	$9,844,073	0.00%	0.55%	to	3.25%	-8.42%	to	-5.85%
December 31, 2017	717,175	$13.85	to	$20.66	$11,688,101	0.00%	0.55%	to	3.25%	11.67%	to	14.77%
December 31, 2016	735,805	$12.18	to	$18.25	$10,599,350	0.00%	0.55%	to	3.25%	4.06%	to	6.95%
December 31, 2015	749,738	$11.49	to	$17.30	$10,255,016	0.00%	0.55%	to	3.25%	-3.21%	to	-0.51%
December 31, 2014	568,527	$11.65	to	$17.63	$7,977,063	0.00%	0.55%	to	3.25%	2.44%	to	5.30%

	AST MFS Global Equity Portfolio
December 31, 2018	20,366	$11.72	to	$23.49	$354,584	0.00%	0.55%	to	3.25%	-12.51%	to	-10.05%
December 31, 2017	22,832	$13.07	to	$26.48	$447,924	0.00%	0.55%	to	3.25%	19.83%	to	23.16%
December 31, 2016	22,338	$10.65	to	$21.80	$360,344	0.00%	0.55%	to	3.25%	3.64%	to	6.52%
December 31, 2015	22,632	$10.03	to	$20.75	$346,412	0.00%	0.55%	to	3.25%	-4.67%	to	3.91%
December 31, 2014	22,518	$10.30	to	$21.46	$356,337	0.00%	0.55%	to	3.25%	0.26%	to	3.06%

	AST J.P. Morgan International Equity Portfolio
December 31, 2018	15,994	$9.51	to	$15.54	$184,020	0.00%	0.55%	to	3.25%	-20.17%	to	-17.92%
December 31, 2017	17,268	$12.12	to	$19.20	$244,941	0.00%	0.55%	to	3.25%	25.43%	to	28.92%
December 31, 2016	16,014	$9.15	to	$15.10	$178,124	0.00%	0.55%	to	3.25%	-1.37%	to	1.37%
December 31, 2015	16,931	$9.49	to	$15.10	$187,875	0.00%	0.55%	to	3.25%	-5.95%	to	-3.33%
December 31, 2014	17,384	$9.86	to	$15.84	$201,653	0.00%	0.55%	to	3.25%	-9.41%	to	-6.88%

	AST Templeton Global Bond Portfolio
December 31, 2018	16,607	$8.60	to	$12.55	$167,385	0.00%	0.55%	to	3.25%	-1.33%	to	1.44%
December 31, 2017	18,787	$8.72	to	$12.45	$188,205	0.00%	0.55%	to	3.25%	-1.27%	to	1.48%
December 31, 2016	17,312	$8.83	to	$12.34	$172,270	0.00%	0.55%	to	3.25%	0.97%	to	3.78%
December 31, 2015	17,773	$8.75	to	$11.96	$171,608	0.00%	0.55%	to	3.25%	-7.72%	to	3.76%
December 31, 2014	18,913	$9.48	to	$12.68	$194,300	0.00%	0.55%	to	3.25%	-2.71%	to	0.00%

	AST Wellington Management Hedged Equity Portfolio
December 31, 2018	102,640	$11.18	to	$19.16	$1,310,263	0.00%	0.55%	to	3.25%	-8.10%	to	-5.52%
December 31, 2017	119,256	$12.10	to	$20.56	$1,626,779	0.00%	0.55%	to	3.25%	9.91%	to	12.97%
December 31, 2016	123,829	$10.93	to	$18.45	$1,510,962	0.00%	0.55%	to	3.25%	3.07%	to	5.94%
December 31, 2015	130,610	$10.53	to	$17.66	$1,520,154	0.00%	0.55%	to	3.25%	-3.86%	to	-1.18%
December 31, 2014	130,027	$10.88	to	$18.12	$1,548,823	0.00%	0.55%	to	3.25%	2.08%	to	4.92%

	AST Capital Growth Asset Allocation Portfolio
December 31, 2018	498,529	$13.51	to	$20.31	$7,745,029	0.00%	0.55%	to	3.25%	-9.28%	to	-6.74%
December 31, 2017	536,307	$14.79	to	$22.08	$9,063,319	0.00%	0.55%	to	3.25%	14.07%	to	17.24%
December 31, 2016	530,110	$12.78	to	$19.09	$7,757,048	0.00%	0.55%	to	3.25%	3.37%	to	6.25%
December 31, 2015	530,160	$12.14	to	$18.22	$7,420,464	0.00%	0.55%	to	3.25%	-2.73%	to	-0.02%
December 31, 2014	516,836	$12.25	to	$18.48	$7,352,204	0.00%	0.55%	to	3.25%	3.52%	to	6.41%

	AST Academic Strategies Asset Allocation Portfolio
December 31, 2018	186,564	$10.57	to	$15.32	$2,281,769	0.00%	0.55%	to	3.25%	-11.14%	to	-8.64%
December 31, 2017	245,825	$11.81	to	$17.01	$3,337,538	0.00%	0.55%	to	3.25%	8.94%	to	11.97%
December 31, 2016	252,678	$10.77	to	$15.40	$3,099,702	0.00%	0.55%	to	3.25%	2.89%	to	5.75%
December 31, 2015	276,820	$10.35	to	$14.76	$3,252,182	0.00%	0.55%	to	3.25%	-6.36%	to	-3.75%
December 31, 2014	326,241	$10.86	to	$15.55	$4,038,220	0.00%	0.55%	to	3.25%	0.44%	to	3.25%

	AST Balanced Asset Allocation Portfolio
December 31, 2018	454,582	$12.98	to	$18.48	$6,701,812	0.00%	0.55%	to	3.25%	-8.04%	to	-5.46%
December 31, 2017	489,240	$13.86	to	$19.82	$7,740,602	0.00%	0.55%	to	3.25%	11.18%	to	14.28%
December 31, 2016	504,036	$12.23	to	$17.59	$7,082,882	0.00%	0.55%	to	3.25%	2.85%	to	5.71%
December 31, 2015	511,145	$11.68	to	$16.87	$6,905,423	0.00%	0.55%	to	3.25%	-2.79%	to	-0.08%
December 31, 2014	514,029	$11.79	to	$17.12	$7,070,583	0.00%	0.55%	to	3.25%	3.06%	to	5.94%

	AST Preservation Asset Allocation Portfolio
December 31, 2018	292,347	$11.72	to	$15.72	$3,901,018	0.00%	0.55%	to	3.25%	-6.02%	to	-3.38%
December 31, 2017	329,485	$12.29	to	$16.50	$4,615,130	0.00%	0.55%	to	3.25%	6.56%	to	9.53%
December 31, 2016	325,237	$11.32	to	$15.27	$4,238,527	0.00%	0.55%	to	3.25%	2.10%	to	4.95%
December 31, 2015	339,720	$10.89	to	$14.76	$4,282,307	0.00%	0.55%	to	3.25%	-3.11%	to	-0.41%
December 31, 2014	360,303	$11.03	to	$15.02	$4,631,404	0.00%	0.55%	to	3.25%	2.34%	to	5.19%

A 98

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Fidelity Institutional AM℠ Quantitative Portfolio
December 31, 2018	223,080	$11.23	to	$17.27	$2,980,411	0.00%	0.55%	to	3.25%	-10.76%	to	-8.25%
December 31, 2017	253,498	$12.50	to	$19.08	$3,737,054	0.00%	0.55%	to	3.25%	12.70%	to	15.83%
December 31, 2016	258,493	$11.02	to	$16.70	$3,336,732	0.00%	0.55%	to	3.25%	0.87%	to	3.68%
December 31, 2015	257,720	$10.85	to	$16.33	$3,264,546	0.00%	0.55%	to	3.25%	-2.29%	to	0.44%
December 31, 2014	251,091	$11.02	to	$16.49	$3,226,253	0.00%	0.55%	to	3.25%	-0.20%	to	2.58%

	AST Prudential Growth Allocation Portfolio
December 31, 2018	735,149	$11.77	to	$19.34	$11,139,504	0.00%	0.55%	to	3.25%	-10.62%	to	-8.11%
December 31, 2017	865,745	$13.08	to	$21.34	$14,454,365	0.00%	0.55%	to	3.25%	12.33%	to	15.46%
December 31, 2016	522,511	$11.56	to	$18.74	$7,626,845	0.00%	0.55%	to	3.25%	6.53%	to	9.49%
December 31, 2015	527,423	$10.71	to	$17.35	$7,139,930	0.00%	0.55%	to	3.25%	-3.84%	to	-1.16%
December 31, 2014	324,805	$10.96	to	$17.80	$4,474,369	0.00%	0.55%	to	3.25%	5.65%	to	8.60%

	AST Advanced Strategies Portfolio
December 31, 2018	369,894	$13.04	to	$19.85	$5,670,025	0.00%	0.55%	to	3.25%	-8.96%	to	-6.41%
December 31, 2017	410,175	$14.06	to	$21.51	$6,806,564	0.00%	0.55%	to	3.25%	13.14%	to	16.28%
December 31, 2016	426,322	$12.20	to	$18.75	$6,167,029	0.00%	0.55%	to	3.25%	3.63%	to	6.52%
December 31, 2015	442,206	$11.56	to	$17.85	$6,092,156	0.00%	0.55%	to	3.25%	-2.47%	to	0.25%
December 31, 2014	447,097	$11.63	to	$18.05	$6,256,006	0.00%	0.55%	to	3.25%	2.66%	to	5.52%

	AST T. Rowe Price Large-Cap Growth Portfolio
December 31, 2018	29,238	$15.05	to	$37.28	$806,817	0.00%	0.55%	to	3.25%	0.47%	to	3.29%
December 31, 2017	30,787	$14.62	to	$36.60	$833,920	0.00%	0.55%	to	3.25%	33.42%	to	37.13%
December 31, 2016	29,887	$10.69	to	$27.06	$601,544	0.00%	0.55%	to	3.25%	-0.63%	to	2.13%
December 31, 2015	31,122	$10.50	to	$26.86	$623,579	0.00%	0.55%	to	3.25%	6.02%	to	9.50%
December 31, 2014	31,590	$11.23	to	$24.99	$590,749	0.00%	0.55%	to	3.25%	4.82%	to	13.35%

	AST Government Money Market Portfolio
December 31, 2018	23,879	$7.60	to	$9.92	$218,732	1.30%	0.55%	to	3.25%	-2.01%	to	0.74%
December 31, 2017	22,117	$7.76	to	$9.86	$200,273	0.33%	0.55%	to	3.25%	-2.91%	to	-0.21%
December 31, 2016	25,161	$7.99	to	$9.90	$229,531	0.00%	0.55%	to	3.25%	-3.24%	to	-0.56%
December 31, 2015	25,658	$8.25	to	$9.97	$237,142	0.00%	0.55%	to	3.25%	-3.25%	to	-0.26%
December 31, 2014	20,583	$8.49	to	$10.08	$192,741	0.00%	0.55%	to	3.25%	-3.25%	to	-0.47%

	AST Small-Cap Growth Portfolio
December 31, 2018	10,535	$11.94	to	$30.13	$223,149	0.00%	0.55%	to	3.25%	-11.40%	to	-8.91%
December 31, 2017	10,814	$13.15	to	$33.54	$255,987	0.00%	0.55%	to	3.25%	19.90%	to	23.24%
December 31, 2016	10,540	$10.70	to	$27.59	$205,700	0.00%	0.55%	to	3.25%	8.44%	to	11.46%
December 31, 2015	11,007	$9.63	to	$25.10	$195,871	0.00%	0.55%	to	3.25%	-2.49%	to	0.23%
December 31, 2014	10,894	$10.97	to	$25.39	$196,547	0.00%	0.55%	to	3.25%	0.44%	to	10.75%

	AST BlackRock/Loomis Sayles Bond Portfolio
December 31, 2018	124,403	$9.60	to	$14.62	$1,411,077	0.00%	0.55%	to	3.25%	-3.91%	to	-1.21%
December 31, 2017	147,932	$9.99	to	$14.89	$1,717,612	0.00%	0.55%	to	3.25%	0.98%	to	3.79%
December 31, 2016	143,734	$9.87	to	$14.43	$1,625,408	0.00%	0.55%	to	3.25%	0.85%	to	3.66%
December 31, 2015	153,110	$9.61	to	$14.00	$1,687,495	0.00%	0.55%	to	3.25%	-5.29%	to	-1.67%
December 31, 2014	178,576	$9.96	to	$14.47	$2,043,441	0.00%	0.55%	to	3.25%	0.84%	to	3.66%

	AST International Value Portfolio
December 31, 2018	10,563	$8.85	to	$14.54	$112,783	0.00%	0.55%	to	3.25%	-18.88%	to	-16.60%
December 31, 2017	11,483	$10.76	to	$17.68	$147,956	0.00%	0.55%	to	3.25%	18.83%	to	22.14%
December 31, 2016	11,324	$8.86	to	$14.68	$119,788	0.00%	0.55%	to	3.25%	-2.68%	to	0.03%
December 31, 2015	11,460	$8.89	to	$14.88	$121,599	0.00%	0.55%	to	3.25%	-9.82%	to	2.47%
December 31, 2014	8,002	$8.90	to	$15.04	$90,248	0.00%	0.55%	to	3.25%	-9.74%	to	-6.37%

	AST International Growth Portfolio
December 31, 2018	18,472	$10.07	to	$17.56	$234,931	0.00%	0.55%	to	3.25%	-16.16%	to	-13.81%
December 31, 2017	18,218	$11.83	to	$20.65	$269,589	0.00%	0.55%	to	3.25%	31.04%	to	34.68%
December 31, 2016	17,977	$8.94	to	$15.55	$196,952	0.00%	0.55%	to	3.25%	-6.90%	to	-4.31%
December 31, 2015	18,345	$9.48	to	$16.47	$211,152	0.00%	0.55%	to	3.25%	-0.21%	to	7.39%
December 31, 2014	17,912	$9.28	to	$16.28	$201,219	0.00%	0.55%	to	3.25%	-8.60%	to	-2.22%

A 99

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Investment Grade Bond Portfolio
December 31, 2018	571,595	$10.16	to	$16.90	$7,019,502	0.00%	0.55%	to	2.65%	-2.92%	to	-0.82%
December 31, 2017	91,943	$10.39	to	$17.11	$1,250,379	0.00%	0.55%	to	2.65%	1.56%	to	3.74%
December 31, 2016	229,222	$10.16	to	$16.56	$2,963,396	0.00%	0.55%	to	2.65%	1.45%	to	3.63%
December 31, 2015	209,767	$9.94	to	$16.04	$2,669,601	0.00%	0.55%	to	2.65%	-1.51%	to	0.62%
December 31, 2014	54,970	$10.02	to	$16.00	$727,546	0.00%	0.55%	to	2.65%	3.90%	to	6.14%

	AST Western Asset Core Plus Bond Portfolio
December 31, 2018	96,820	$10.55	to	$13.71	$1,185,539	0.00%	0.55%	to	3.25%	-5.46%	to	-2.80%
December 31, 2017	56,852	$10.92	to	$14.16	$723,371	0.00%	0.55%	to	3.25%	2.86%	to	5.72%
December 31, 2016	50,540	$10.37	to	$13.45	$615,290	0.00%	0.55%	to	3.25%	1.74%	to	4.57%
December 31, 2015	46,717	$9.94	to	$12.91	$549,910	0.00%	0.55%	to	3.25%	-2.05%	to	0.68%
December 31, 2014	45,410	$10.28	to	$12.88	$536,794	0.00%	0.55%	to	3.25%	3.00%	to	6.61%

	AST Bond Portfolio 2018 (expired December 31, 2018)
December 31, 2018	—	$10.02	to	$13.78	$—	0.00%	1.15%	to	3.25%	-2.53%	to	-0.40%
December 31, 2017	7,833	$10.28	to	$13.85	$88,133	0.00%	1.15%	to	3.25%	-2.55%	to	-0.45%
December 31, 2016	5,248	$10.55	to	$13.93	$60,357	0.00%	1.15%	to	3.25%	-1.69%	to	0.44%
December 31, 2015	5,765	$10.73	to	$13.89	$66,648	0.00%	1.15%	to	3.25%	-2.47%	to	-0.35%
December 31, 2014	6,473	$11.00	to	$13.96	$75,796	0.00%	1.15%	to	3.25%	-0.67%	to	1.48%

	AST Bond Portfolio 2019
December 31, 2018	6,208	$10.22	to	$13.91	$69,593	0.00%	1.15%	to	3.25%	-2.72%	to	-0.60%
December 31, 2017	755	$10.51	to	$14.01	$8,872	0.00%	1.30%	to	3.25%	-2.51%	to	-0.53%
December 31, 2016	1,014	$10.78	to	$14.08	$12,094	0.00%	1.30%	to	3.25%	-1.84%	to	0.15%
December 31, 2015	1,152	$10.98	to	$14.06	$13,887	0.00%	1.30%	to	3.25%	-2.21%	to	-0.23%
December 31, 2014	1,127	$11.23	to	$14.09	$13,783	0.00%	1.15%	to	3.25%	0.88%	to	3.07%

	AST Global Real Estate Portfolio
December 31, 2018	3,864	$10.44	to	$21.49	$57,715	0.00%	0.55%	to	3.25%	-7.82%	to	-5.24%
December 31, 2017	4,913	$11.05	to	$22.99	$78,498	0.00%	0.55%	to	3.25%	7.29%	to	10.28%
December 31, 2016	4,912	$10.05	to	$21.14	$71,984	0.00%	0.55%	to	3.25%	-2.38%	to	0.34%
December 31, 2015	4,979	$10.05	to	$21.36	$73,698	0.00%	0.55%	to	3.25%	-3.34%	to	5.49%
December 31, 2014	5,837	$10.85	to	$21.79	$88,156	0.00%	0.55%	to	3.25%	7.71%	to	13.30%

	AST Parametric Emerging Markets Equity Portfolio
December 31, 2018	18,399	$7.94	to	$13.89	$171,197	0.00%	0.55%	to	3.25%	-16.86%	to	-14.52%
December 31, 2017	21,866	$9.48	to	$16.48	$240,319	0.00%	0.55%	to	3.25%	22.28%	to	25.68%
December 31, 2016	19,509	$7.70	to	$13.30	$172,460	0.00%	0.55%	to	3.25%	8.72%	to	11.74%
December 31, 2015	20,044	$6.91	to	$12.06	$160,261	0.00%	0.55%	to	3.25%	-19.44%	to	0.59%
December 31, 2014	22,066	$8.37	to	$14.77	$215,174	0.00%	0.55%	to	3.25%	-7.78%	to	-5.21%

	AST Goldman Sachs Small-Cap Value Portfolio
December 31, 2018	13,468	$11.49	to	$26.88	$258,665	0.00%	0.55%	to	3.25%	-16.87%	to	-14.54%
December 31, 2017	15,520	$13.48	to	$31.89	$354,794	0.00%	0.55%	to	3.25%	8.55%	to	11.57%
December 31, 2016	15,081	$12.12	to	$28.98	$314,315	0.00%	0.55%	to	3.25%	20.28%	to	23.63%
December 31, 2015	16,007	$9.84	to	$23.77	$273,930	0.00%	0.55%	to	3.25%	-8.57%	to	2.45%
December 31, 2014	17,426	$10.76	to	$25.64	$322,407	0.00%	0.55%	to	3.25%	3.71%	to	7.79%

	AST RCM World Trends Portfolio
December 31, 2018	262,006	$11.13	to	$16.12	$3,400,441	0.00%	0.55%	to	3.25%	-10.91%	to	-8.41%
December 31, 2017	304,321	$12.40	to	$17.84	$4,362,027	0.00%	0.55%	to	3.25%	12.47%	to	15.59%
December 31, 2016	310,671	$10.95	to	$15.65	$3,900,808	0.00%	0.55%	to	3.25%	1.42%	to	4.24%
December 31, 2015	325,283	$10.73	to	$15.22	$3,973,304	0.00%	0.55%	to	3.25%	-3.41%	to	-0.72%
December 31, 2014	273,990	$11.03	to	$15.54	$3,451,525	0.00%	0.55%	to	3.25%	1.72%	to	4.56%

	AST J.P. Morgan Global Thematic Portfolio
December 31, 2018	147,090	$12.40	to	$18.48	$2,084,922	0.00%	0.55%	to	3.25%	-10.40%	to	-7.88%
December 31, 2017	164,998	$13.66	to	$20.34	$2,577,929	0.00%	0.55%	to	3.25%	13.17%	to	16.31%
December 31, 2016	161,567	$11.85	to	$17.73	$2,207,522	0.00%	0.55%	to	3.25%	1.81%	to	4.64%
December 31, 2015	160,974	$11.43	to	$17.18	$2,146,386	0.00%	0.55%	to	3.25%	-4.26%	to	-1.59%
December 31, 2014	162,235	$11.72	to	$17.70	$2,240,419	0.00%	0.55%	to	3.25%	2.91%	to	5.78%

A 100

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Goldman Sachs Multi-Asset Portfolio
December 31, 2018	146,491	$10.93	to	$15.17	$1,775,756	0.00%	0.55%	to	3.25%	-10.10%	to	-7.57%
December 31, 2017	176,872	$12.07	to	$16.65	$2,355,804	0.00%	0.55%	to	3.25%	8.64%	to	11.67%
December 31, 2016	149,331	$10.93	to	$15.11	$1,819,142	0.00%	0.55%	to	3.25%	1.84%	to	4.68%
December 31, 2015	156,015	$10.54	to	$14.64	$1,842,734	0.00%	0.55%	to	3.25%	-4.13%	to	-1.45%
December 31, 2014	168,112	$10.79	to	$15.06	$2,047,500	0.00%	0.55%	to	3.25%	0.66%	to	3.47%

	ProFund VP Consumer Services
December 31, 2018	16	$24.09	to	$28.53	$432	0.00%	0.55%	to	2.00%	-1.37%	to	0.06%
December 31, 2017	19	$24.43	to	$28.51	$520	0.00%	0.55%	to	2.00%	16.05%	to	17.72%
December 31, 2016	25	$20.52	to	$24.22	$567	0.00%	0.55%	to	2.30%	1.85%	to	3.61%
December 31, 2015	25	$20.15	to	$23.38	$555	0.00%	0.55%	to	2.30%	2.34%	to	4.11%
December 31, 2014	19	$19.69	to	$22.45	$393	0.00%	0.55%	to	2.30%	9.93%	to	11.84%

	ProFund VP Consumer Goods
December 31, 2018	23	$15.41	to	$18.90	$405	1.19%	0.55%	to	2.30%	-16.73%	to	-15.27%
December 31, 2017	38	$18.51	to	$22.30	$779	1.18%	0.55%	to	2.30%	12.48%	to	14.42%
December 31, 2016	49	$16.45	to	$19.49	$878	1.56%	0.55%	to	2.30%	1.22%	to	2.97%
December 31, 2015	24	$16.25	to	$18.93	$439	0.75%	0.55%	to	2.30%	1.82%	to	3.59%
December 31, 2014	21	$15.96	to	$18.27	$366	0.52%	0.55%	to	2.30%	7.75%	to	9.62%

	ProFund VP Financials
December 31, 2018	58	$10.28	to	$21.18	$713	0.37%	0.55%	to	2.90%	-12.97%	to	-10.92%
December 31, 2017	87	$11.75	to	$24.34	$1,252	0.36%	0.55%	to	2.90%	14.87%	to	17.54%
December 31, 2016	70	$10.17	to	$21.19	$834	0.37%	0.55%	to	2.90%	12.08%	to	14.69%
December 31, 2015	70	$9.02	to	$15.81	$716	0.35%	0.55%	to	2.30%	-3.71%	to	-2.04%
December 31, 2014	86	$9.37	to	$16.14	$917	0.20%	0.55%	to	2.30%	10.38%	to	12.30%

	ProFund VP Health Care
December 31, 2018	56	$23.12	to	$28.77	$1,413	0.00%	0.55%	to	2.90%	1.48%	to	3.86%
December 31, 2017	76	$22.65	to	$28.35	$1,872	0.00%	0.55%	to	2.90%	17.52%	to	20.25%
December 31, 2016	82	$19.17	to	$24.12	$1,698	0.00%	0.55%	to	2.90%	-6.75%	to	-4.58%
December 31, 2015	105	$20.43	to	$22.70	$2,300	0.00%	0.55%	to	2.30%	2.66%	to	4.45%
December 31, 2014	104	$19.90	to	$21.74	$2,194	0.08%	0.55%	to	2.30%	20.92%	to	23.02%

	ProFund VP Industrials
December 31, 2018	27	$14.94	to	$22.14	$473	0.11%	0.55%	to	2.30%	-14.74%	to	-13.25%
December 31, 2017	38	$17.52	to	$25.52	$809	0.19%	0.55%	to	2.30%	19.65%	to	21.73%
December 31, 2016	23	$14.64	to	$20.97	$399	0.19%	0.55%	to	2.30%	14.91%	to	16.90%
December 31, 2015	19	$12.70	to	$17.94	$274	0.10%	0.55%	to	2.35%	-5.64%	to	-3.95%
December 31, 2014	25	$13.45	to	$18.68	$376	0.28%	0.55%	to	2.35%	3.15%	to	5.00%

	ProFund VP Mid-Cap Growth
December 31, 2018	28	$15.95	to	$20.63	$488	0.00%	0.55%	to	2.30%	-13.97%	to	-12.46%
December 31, 2017	32	$18.54	to	$23.56	$645	0.00%	0.55%	to	2.30%	15.65%	to	17.66%
December 31, 2016	32	$16.03	to	$20.03	$557	0.00%	0.55%	to	2.30%	10.34%	to	12.26%
December 31, 2015	37	$14.52	to	$17.84	$575	0.00%	0.55%	to	2.30%	-1.97%	to	-0.27%
December 31, 2014	34	$14.82	to	$17.89	$542	0.00%	0.55%	to	2.30%	3.51%	to	5.31%

	ProFund VP Mid-Cap Value
December 31, 2018	20	$14.43	to	$19.09	$333	0.10%	0.55%	to	2.30%	-15.25%	to	-13.77%
December 31, 2017	25	$17.02	to	$22.13	$470	0.28%	0.55%	to	2.30%	8.13%	to	10.00%
December 31, 2016	28	$15.74	to	$20.12	$487	0.20%	0.55%	to	2.30%	21.55%	to	23.66%
December 31, 2015	25	$12.95	to	$16.27	$344	0.13%	0.55%	to	2.30%	-10.29%	to	-8.73%
December 31, 2014	32	$14.44	to	$17.83	$505	0.19%	0.55%	to	2.30%	7.71%	to	9.58%

	ProFund VP Real Estate
December 31, 2018	12	$11.59	to	$22.34	$175	2.17%	0.55%	to	2.90%	-8.37%	to	-6.22%
December 31, 2017	17	$12.57	to	$24.38	$251	0.83%	0.55%	to	2.90%	5.01%	to	7.46%
December 31, 2016	33	$11.90	to	$23.21	$446	1.74%	0.55%	to	2.90%	2.75%	to	5.14%
December 31, 2015	40	$11.52	to	$17.45	$532	0.62%	0.55%	to	2.30%	-1.93%	to	-0.23%
December 31, 2014	51	$11.74	to	$17.49	$693	1.62%	0.55%	to	2.30%	22.21%	to	24.33%
A 101

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	ProFund VP Small-Cap Growth
December 31, 2018	27	$18.14	to	$25.76	$580	0.00%	0.55%	to	2.90%	-8.42%	to	-6.27%
December 31, 2017	35	$19.69	to	$28.13	$809	0.00%	0.55%	to	2.90%	9.79%	to	12.35%
December 31, 2016	39	$17.83	to	$25.62	$825	0.00%	0.55%	to	2.90%	16.85%	to	19.57%
December 31, 2015	33	$15.17	to	$21.93	$574	0.00%	0.55%	to	2.90%	-1.68%	to	0.62%
December 31, 2014	43	$15.34	to	$22.30	$757	0.00%	0.55%	to	2.90%	-0.71%	to	1.61%

	ProFund VP Small-Cap Value
December 31, 2018	17	$15.58	to	$19.22	$292	0.00%	0.55%	to	2.00%	-15.91%	to	-14.69%
December 31, 2017	17	$18.53	to	$22.53	$354	0.02%	0.55%	to	2.00%	7.57%	to	9.11%
December 31, 2016	13	$17.23	to	$20.65	$240	0.00%	0.55%	to	2.00%	26.26%	to	28.07%
December 31, 2015	14	$13.65	to	$16.12	$209	0.00%	0.55%	to	2.00%	-10.08%	to	-8.78%
December 31, 2014	16	$15.17	to	$17.68	$262	0.00%	0.55%	to	2.00%	3.74%	to	5.23%

	ProFund VP Telecommunications
December 31, 2018	6	$10.14	to	$16.11	$64	5.89%	0.55%	to	2.00%	-16.78%	to	-15.57%
December 31, 2017	9	$12.19	to	$19.08	$124	5.03%	0.55%	to	2.00%	-4.04%	to	-2.66%
December 31, 2016	16	$12.38	to	$19.60	$248	1.76%	0.55%	to	2.30%	18.93%	to	20.99%
December 31, 2015	8	$10.37	to	$16.20	$102	1.72%	0.55%	to	2.35%	-0.81%	to	0.96%
December 31, 2014	9	$10.45	to	$16.05	$97	4.10%	0.55%	to	2.35%	-1.74%	to	0.01%

	ProFund VP Utilities
December 31, 2018	25	$13.82	to	$21.39	$415	2.32%	0.55%	to	2.30%	0.56%	to	2.32%
December 31, 2017	35	$13.74	to	$20.91	$575	2.08%	0.55%	to	2.30%	8.16%	to	10.03%
December 31, 2016	51	$12.71	to	$19.00	$807	1.57%	0.55%	to	2.30%	12.50%	to	14.44%
December 31, 2015	45	$11.30	to	$16.60	$643	2.00%	0.55%	to	2.30%	-8.51%	to	-6.92%
December 31, 2014	55	$12.35	to	$17.84	$821	1.72%	0.55%	to	2.30%	23.05%	to	25.19%

	ProFund VP Large-Cap Growth
December 31, 2018	43	$17.98	to	$25.30	$866	0.00%	0.55%	to	2.90%	-4.64%	to	-2.40%
December 31, 2017	49	$18.74	to	$26.53	$1,025	0.00%	0.55%	to	2.90%	21.77%	to	24.60%
December 31, 2016	60	$15.30	to	$21.79	$1,018	0.04%	0.55%	to	2.90%	2.06%	to	4.44%
December 31, 2015	67	$14.91	to	$19.11	$1,109	0.00%	0.55%	to	2.30%	1.42%	to	3.19%
December 31, 2014	115	$14.70	to	$18.52	$1,832	0.11%	0.55%	to	2.30%	10.39%	to	12.31%

	ProFund VP Large-Cap Value
December 31, 2018	49	$12.23	to	$20.10	$684	0.85%	0.55%	to	2.90%	-13.16%	to	-11.12%
December 31, 2017	56	$13.61	to	$23.15	$881	1.02%	0.55%	to	2.90%	10.25%	to	12.81%
December 31, 2016	65	$12.31	to	$21.00	$942	1.15%	0.55%	to	2.90%	12.19%	to	14.80%
December 31, 2015	85	$10.94	to	$16.31	$1,057	1.00%	0.55%	to	2.60%	-7.15%	to	-5.26%
December 31, 2014	119	$11.78	to	$17.22	$1,542	0.66%	0.55%	to	2.60%	7.67%	to	9.87%

	AST Jennison Large-Cap Growth Portfolio
December 31, 2018	9,215	$13.70	to	$26.59	$213,715	0.00%	0.55%	to	3.25%	-4.83%	to	-2.15%
December 31, 2017	9,566	$14.05	to	$27.28	$230,078	0.00%	0.55%	to	3.25%	31.43%	to	35.08%
December 31, 2016	9,078	$10.43	to	$20.28	$164,029	0.00%	0.55%	to	3.25%	-4.66%	to	-2.01%
December 31, 2015	9,404	$10.68	to	$20.77	$176,173	0.00%	0.55%	to	3.25%	7.04%	to	11.41%
December 31, 2014	7,911	$11.28	to	$18.95	$136,715	0.00%	0.55%	to	3.25%	5.95%	to	13.75%

	AST Bond Portfolio 2020
December 31, 2018	874	$10.62	to	$12.83	$10,234	0.00%	1.15%	to	3.25%	-2.99%	to	-0.86%
December 31, 2017	755	$10.95	to	$12.94	$9,008	0.00%	1.15%	to	3.25%	-2.38%	to	-0.27%
December 31, 2016	1,552	$11.22	to	$12.98	$18,824	0.00%	1.15%	to	3.25%	-1.35%	to	0.79%
December 31, 2015	2,184	$11.23	to	$12.88	$26,514	0.00%	1.15%	to	3.25%	-1.77%	to	0.36%
December 31, 2014	2,159	$11.26	to	$12.83	$26,327	0.00%	1.15%	to	3.25%	2.71%	to	4.94%

	AST Bond Portfolio 2017 (expired January 2, 2018)
December 31, 2018	—	$10.31	to	$10.99	$—	0.00%	1.90%	to	2.70%	-0.08%	to	-0.07%
December 31, 2017	171	$9.87	to	$11.00	$1,865	0.00%	1.90%	to	3.25%	-2.53%	to	-1.17%
December 31, 2016	6,459	$10.13	to	$11.13	$70,432	0.00%	1.90%	to	3.25%	-2.12%	to	-0.76%
December 31, 2015	6,710	$10.35	to	$11.21	$73,908	0.00%	1.90%	to	3.25%	-3.09%	to	-1.74%
December 31, 2014	6,505	$10.68	to	$11.41	$73,050	0.00%	1.90%	to	3.25%	-1.87%	to	-0.50%

A 102

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Bond Portfolio 2021
December 31, 2018	3,939	$11.10	to	$13.02	$46,917	0.00%	1.75%	to	3.25%	-3.20%	to	-1.66%
December 31, 2017	4,013	$11.47	to	$13.56	$49,026	0.00%	1.15%	to	3.25%	-1.71%	to	0.42%
December 31, 2016	6,206	$11.67	to	$13.51	$76,946	0.00%	1.15%	to	3.25%	-1.27%	to	0.86%
December 31, 2015	7,667	$11.82	to	$13.39	$95,592	0.00%	1.15%	to	3.25%	-1.52%	to	0.61%
December 31, 2014	8,022	$12.01	to	$13.35	$100,683	0.00%	1.15%	to	3.25%	4.18%	to	6.44%

	Wells Fargo VT International Equity Fund (Class 1)
December 31, 2018	10	$15.21	to	$16.26	$156	12.90%	1.40%	to	1.85%	-18.38%	to	-18.01%
December 31, 2017	15	$18.64	to	$19.83	$280	3.05%	1.40%	to	1.85%	22.60%	to	23.14%
December 31, 2016	15	$15.20	to	$16.11	$237	2.91%	1.40%	to	1.85%	1.38%	to	1.83%
December 31, 2015	20	$14.99	to	$15.82	$307	4.18%	1.40%	to	1.85%	0.44%	to	0.88%
December 31, 2014	30	$14.93	to	$15.68	$454	2.99%	1.40%	to	1.85%	-7.02%	to	-6.61%

	Wells Fargo VT Omega Growth Fund (Class 1)
December 31, 2018	177	$3.89	to	$4.17	$705	0.00%	1.40%	to	1.85%	-1.32%	to	-0.88%
December 31, 2017	230	$3.94	to	$4.21	$928	0.24%	1.40%	to	1.85%	32.51%	to	33.09%
December 31, 2016	247	$2.97	to	$3.16	$750	0.00%	1.40%	to	1.85%	-1.06%	to	-0.62%
December 31, 2015	274	$2.21	to	$3.18	$840	0.00%	1.40%	to	1.85%	-0.22%	to	0.22%
December 31, 2014	334	$2.20	to	$3.18	$1,027	0.00%	1.40%	to	1.85%	2.19%	to	2.65%

	Wells Fargo VT Small Cap Growth Fund (Class 1)
December 31, 2018	17	$21.80	to	$22.44	$368	0.00%	1.50%	to	1.85%	-0.38%	to	-0.03%
December 31, 2017	18	$21.88	to	$22.45	$403	0.00%	1.50%	to	1.85%	23.85%	to	24.28%
December 31, 2016	22	$17.67	to	$18.07	$389	0.00%	1.50%	to	1.85%	6.14%	to	6.51%
December 31, 2015	23	$16.65	to	$17.05	$394	0.00%	1.40%	to	1.85%	-4.40%	to	-3.98%
December 31, 2014	25	$17.41	to	$17.76	$445	0.00%	1.40%	to	1.85%	-3.46%	to	-3.03%

	AST Bond Portfolio 2022
December 31, 2018	2,413	$10.45	to	$12.40	$27,094	0.00%	1.15%	to	3.25%	-3.41%	to	-1.30%
December 31, 2017	3,125	$10.82	to	$12.57	$36,142	0.00%	1.15%	to	3.25%	-1.72%	to	0.40%
December 31, 2016	5,334	$11.01	to	$12.52	$62,228	0.00%	1.15%	to	3.25%	-1.48%	to	0.66%
December 31, 2015	6,111	$11.17	to	$12.44	$71,799	0.00%	1.15%	to	3.25%	-1.22%	to	0.92%
December 31, 2014	4,101	$11.31	to	$12.32	$48,234	0.00%	1.15%	to	3.25%	6.78%	to	9.10%

	AST Quantitative Modeling Portfolio
December 31, 2018	77,775	$11.57	to	$14.97	$1,066,652	0.00%	0.55%	to	2.65%	-8.95%	to	-7.04%
December 31, 2017	74,247	$12.49	to	$16.10	$1,103,532	0.00%	0.55%	to	2.65%	15.15%	to	17.54%
December 31, 2016	67,999	$10.66	to	$13.70	$867,293	0.00%	0.55%	to	2.65%	3.58%	to	5.74%
December 31, 2015	60,584	$10.11	to	$12.96	$738,462	0.00%	0.55%	to	2.65%	-2.44%	to	4.38%
December 31, 2014	43,953	$10.55	to	$13.01	$545,769	0.00%	0.55%	to	2.65%	3.75%	to	5.92%

	AST BlackRock Global Strategies Portfolio
December 31, 2018	142,883	$10.36	to	$12.79	$1,681,427	0.00%	0.55%	to	3.25%	-8.37%	to	-5.80%
December 31, 2017	156,449	$11.31	to	$13.58	$1,972,632	0.00%	0.55%	to	3.25%	8.96%	to	11.99%
December 31, 2016	159,343	$10.38	to	$12.13	$1,812,805	0.00%	0.55%	to	3.25%	3.49%	to	6.37%
December 31, 2015	163,922	$10.03	to	$11.40	$1,772,067	0.00%	0.55%	to	3.25%	-6.15%	to	-3.53%
December 31, 2014	163,477	$10.68	to	$11.82	$1,852,566	0.00%	0.55%	to	3.25%	1.49%	to	4.32%

	Wells Fargo VT Opportunity Fund (Class 1)
December 31, 2018	65	$19.41	to	$19.91	$1,280	0.43%	1.50%	to	1.85%	-8.63%	to	-8.31%
December 31, 2017	73	$21.24	to	$21.71	$1,571	0.93%	1.50%	to	1.85%	18.54%	to	18.95%
December 31, 2016	79	$17.92	to	$18.25	$1,419	2.26%	1.50%	to	1.85%	10.48%	to	10.86%
December 31, 2015	89	$16.22	to	$16.54	$1,446	0.40%	1.40%	to	1.85%	-4.61%	to	-4.19%
December 31, 2014	93	$17.00	to	$17.26	$1,586	0.29%	1.40%	to	1.85%	8.69%	to	9.17%

	AST Prudential Core Bond Portfolio
December 31, 2018	26,712	$9.63	to	$11.74	$295,254	0.00%	0.55%	to	3.25%	-4.05%	to	-1.36%
December 31, 2017	26,114	$10.04	to	$11.90	$294,892	0.00%	0.55%	to	3.25%	2.25%	to	5.09%
December 31, 2016	23,110	$9.82	to	$11.32	$250,514	0.00%	0.55%	to	3.25%	0.83%	to	3.64%
December 31, 2015	20,330	$9.74	to	$10.92	$214,505	0.00%	0.55%	to	3.25%	-3.51%	to	-0.82%
December 31, 2014	18,102	$10.09	to	$11.01	$194,171	0.00%	0.55%	to	3.25%	2.62%	to	5.48%

A 103

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Bond Portfolio 2023
December 31, 2018	1,037	$9.02	to	$10.24	$10,167	0.00%	1.50%	to	3.25%	-3.52%	to	-1.75%
December 31, 2017	709	$9.35	to	$10.43	$7,147	0.00%	1.50%	to	3.25%	-1.60%	to	0.20%
December 31, 2016	1,279	$9.50	to	$10.58	$12,901	0.00%	1.15%	to	3.25%	-1.39%	to	0.74%
December 31, 2015	854	$9.64	to	$10.45	$8,653	0.00%	1.30%	to	3.25%	-0.63%	to	1.39%
December 31, 2014	9,386	$9.70	to	$10.30	$94,025	0.00%	1.30%	to	3.25%	8.96%	to	11.17%

	AST New Discovery Asset Allocation Portfolio
December 31, 2018	40,453	$11.53	to	$13.85	$511,595	0.00%	0.55%	to	3.25%	-11.27%	to	-8.78%
December 31, 2017	44,909	$12.99	to	$15.18	$628,915	0.00%	0.55%	to	3.25%	12.72%	to	15.85%
December 31, 2016	43,064	$11.52	to	$13.11	$526,896	0.00%	0.55%	to	3.25%	0.94%	to	3.75%
December 31, 2015	42,485	$11.40	to	$12.63	$507,613	0.00%	0.55%	to	3.25%	-4.45%	to	-1.78%
December 31, 2014	39,864	$11.71	to	$12.86	$491,762	0.00%	0.55%	to	3.25%	1.72%	to	4.56%

	AST Western Asset Emerging Markets Debt Portfolio
December 31, 2018	676	$9.21	to	$10.99	$6,818	0.00%	0.55%	to	1.95%	-8.50%	to	-7.18%
December 31, 2017	661	$10.06	to	$11.86	$7,173	0.00%	0.55%	to	1.95%	7.18%	to	8.70%
December 31, 2016	478	$9.39	to	$10.93	$4,762	0.00%	0.55%	to	1.95%	8.45%	to	10.00%
December 31, 2015	350	$8.65	to	$9.95	$3,176	0.00%	0.55%	to	1.95%	-4.97%	to	0.60%
December 31, 2014	263	$9.11	to	$9.70	$2,477	0.00%	0.55%	to	1.95%	-2.95%	to	0.80%

	AST MFS Large-Cap Value Portfolio
December 31, 2018	8,592	$11.87	to	$17.44	$138,716	0.00%	0.55%	to	2.95%	-12.74%	to	-10.65%
December 31, 2017	9,130	$13.33	to	$19.51	$166,418	0.00%	0.55%	to	3.15%	13.65%	to	16.70%
December 31, 2016	7,262	$11.45	to	$16.72	$114,425	0.00%	0.55%	to	3.15%	9.88%	to	12.82%
December 31, 2015	3,551	$10.18	to	$14.82	$50,150	0.00%	0.55%	to	2.65%	-3.35%	to	6.06%
December 31, 2014	2,236	$10.95	to	$15.01	$32,565	0.00%	0.55%	to	2.70%	7.24%	to	9.61%

	AST Bond Portfolio 2024
December 31, 2018	2,167	$8.87	to	$9.89	$20,453	0.00%	1.50%	to	3.25%	-3.89%	to	-2.12%
December 31, 2017	1,614	$9.22	to	$10.10	$15,782	0.00%	1.50%	to	3.25%	-1.61%	to	0.18%
December 31, 2016	231	$9.53	to	$10.22	$2,284	0.00%	1.15%	to	2.95%	-1.01%	to	0.74%
December 31, 2015	368	$9.51	to	$10.14	$3,632	0.00%	1.15%	to	3.25%	-0.50%	to	1.66%
December 31, 2014	5,710	$9.56	to	$9.98	$55.945	0.00%	1.15%	to	3.25%	10.87%	to	13.27%

	AST AQR Emerging Markets Equity Portfolio
December 31, 2018	2,406	$9.26	to	$11.98	$23,989	0.00%	0.55%	to	1.95%	-20.55%	to	-19.40%
December 31, 2017	2,206	$11.65	to	$14.89	$27,290	0.00%	0.55%	to	1.95%	32.33%	to	34.21%
December 31, 2016	636	$8.81	to	$11.12	$5,865	0.00%	0.55%	to	1.95%	11.16%	to	12.74%
December 31, 2015	454	$7.92	to	$9.88	$3,695	0.00%	0.55%	to	1.95%	-17.17%	to	2.68%
December 31, 2014	209	$9.56	to	$9.85	$2,023	0.00%	0.55%	to	1.95%	-5.02%	to	-2.14%

	AST ClearBridge Dividend Growth Portfolio
December 31, 2018	7,720	$13.08	to	$16.26	$117,570	0.00%	0.55%	to	2.85%	-7.49%	to	-5.29%
December 31, 2017	8,769	$13.85	to	$17.16	$142,435	0.00%	0.55%	to	3.15%	14.69%	to	17.75%
December 31, 2016	8,007	$11.80	to	$14.58	$111,580	0.00%	0.55%	to	3.15%	11.28%	to	14.26%
December 31, 2015	4,530	$10.36	to	$12.76	$55,947	0.00%	0.55%	to	2.85%	-6.32%	to	7.54%
December 31, 2014	4,132	$11.06	to	$13.30	$53,805	0.00%	0.55%	to	2.85%	9.84%	to	12.98%

	AST Multi-Sector Fixed Income Portfolio
December 31, 2018	941,647	$10.41	to	$10.92	$9,805,072	0.00%	1.10%	to	1.90%	-7.40%	to	-6.64%
December 31, 2017	775,116	$11.24	to	$11.70	$8,715,463	0.00%	1.10%	to	1.90%	6.66%	to	7.53%
December 31, 2016	655,378	$10.54	to	$10.88	$6,908,726	0.00%	1.10%	to	1.90%	6.86%	to	7.73%
December 31, 2015	412,305	$9.86	to	$10.10	$4,067,264	0.00%	1.10%	to	1.90%	-4.91%	to	-4.14%
December 31, 2014	233,397	$10.37	to	$10.53	$2,421,326	0.00%	1.10%	to	1.90%	9.06%	to	9.95%

	AST AQR Large-Cap Portfolio
December 31, 2018	1,161	$12.48	to	$16.31	$17,550	0.00%	0.55%	to	2.95%	-10.78%	to	-8.64%
December 31, 2017	1,066	$13.70	to	$17.85	$17,609	0.00%	0.55%	to	2.95%	18.65%	to	21.46%
December 31, 2016	712	$11.32	to	$14.70	$9,887	0.00%	0.55%	to	2.35%	8.17%	to	10.09%
December 31, 2015	521	$10.32	to	$13.35	$6,684	0.00%	0.55%	to	2.35%	-0.61%	to	7.26%
December 31, 2014	199	$11.16	to	$13.20	$2,527	0.00%	0.55%	to	2.00%	10.95%	to	12.55%

A 104

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST QMA Large-Cap Portfolio
December 31, 2018	883	$12.71	to	$16.74	$13,957	0.00%	0.55%	to	2.95%	-9.83%	to	-7.66%
December 31, 2017	758	$13.81	to	$18.13	$12,960	0.00%	0.55%	to	2.95%	17.94%	to	20.74%
December 31, 2016	604	$11.47	to	$15.01	$8,567	0.00%	0.55%	to	2.35%	8.32%	to	10.25%
December 31, 2015	446	$10.44	to	$13.62	$5,751	0.00%	0.55%	to	2.35%	-0.79%	to	8.62%
December 31, 2014	197	$11.17	to	$13.48	$2,453	0.00%	0.55%	to	2.05%	11.23%	to	14.61%

	AST Bond Portfolio 2025 (available January 2, 2014)
December 31, 2018	2,827	$10.31	to	$11.48	$30,694	0.00%	1.15%	to	3.25%	-3.98%	to	-1.88%
December 31, 2017	457	$10.74	to	$11.43	$5,081	0.00%	1.75%	to	3.25%	-1.47%	to	0.08%
December 31, 2016	1,025	$10.90	to	$11.62	$11,495	0.00%	1.15%	to	3.25%	-0.85%	to	1.30%
December 31, 2015	18,386	$10.99	to	$11.47	$206,638	0.00%	1.15%	to	3.25%	-1.32%	to	0.82%
December 31, 2014	2,681	$11.14	to	$11.38	$30,230	0.00%	1.15%	to	3.25%	11.36%	to	13.78%

	AST T. Rowe Price Growth Opportunities Portfolio (available February 10, 2014)
December 31, 2018	125,668	$11.53	to	$12.36	$1,489,625	0.00%	0.55%	to	1.95%	-9.45%	to	-8.15%
December 31, 2017	99,564	$12.74	to	$13.46	$1,294,638	0.00%	0.55%	to	1.95%	18.06%	to	19.74%
December 31, 2016	70,775	$10.79	to	$11.24	$774,986	0.00%	0.55%	to	1.95%	3.40%	to	4.87%
December 31, 2015	50,131	$10.43	to	$10.72	$527,806	0.00%	0.55%	to	1.95%	-0.48%	to	0.94%
December 31, 2014	27,151	$10.48	to	$10.62	$285,797	0.00%	0.55%	to	1.95%	4.85%	to	6.18%

	AST Goldman Sachs Global Growth Allocation Portfolio (available April 28, 2014)
December 31, 2018	2,648	$10.94	to	$11.26	$29,295	0.00%	0.55%	to	0.86%	-10.25%	to	-9.97%
December 31, 2017	2,312	$12.19	to	$12.54	$28,427	0.00%	0.55%	to	0.86%	15.71%	to	16.07%
December 31, 2016	1,992	$10.53	to	$10.84	$21,113	0.00%	0.55%	to	0.86%	4.79%	to	8.49%
December 31, 2015	1,563	$10.05	to	$10.12	$15,774	0.00%	0.55%	to	0.86%	-1.79%	to	4.89%
December 31, 2014	366	$10.23	to	$10.25	$3,753	0.00%	0.55%	to	0.83%	2.32%	to	2.52%

	AST T. Rowe Price Diversified Real Growth Portfolio (available April 28, 2014)
December 31, 2018	4,446	$11.60	to	$12.10	$52,914	0.00%	0.55%	to	0.86%	-7.91%	to	-7.62%
December 31, 2017	4,010	$12.60	to	$13.14	$51,709	0.00%	0.55%	to	0.86%	17.65%	to	18.02%
December 31, 2016	3,211	$10.71	to	$11.16	$35,120	0.00%	0.55%	to	0.86%	6.40%	to	11.77%
December 31, 2015	2,275	$10.07	to	$10.28	$23,321	0.00%	0.55%	to	0.86%	-1.02%	to	3.84%
December 31, 2014	784	$10.34	to	$10.36	$8,118	0.00%	0.55%	to	0.83%	3.41%	to	3.61%

	AST Prudential Flexible Multi-Strategy Portfolio (available April 28, 2014)
December 31, 2018	5,861	$11.40	to	$12.12	$70,334	0.00%	0.55%	to	0.86%	-7.34%	to	-7.05%
December 31, 2017	5,558	$12.30	to	$13.04	$71,846	0.00%	0.55%	to	0.86%	15.96%	to	16.32%
December 31, 2016	4,706	$10.61	to	$11.21	$52,330	0.00%	0.55%	to	0.86%	6.54%	to	6.87%
December 31, 2015	3,374	$9.96	to	$10.49	$35,131	0.00%	0.55%	to	0.86%	-0.83%	to	1.37%
December 31, 2014	484	$10.53	to	$10.55	$5,103	0.00%	0.55%	to	0.83%	5.30%	to	5.51%

	AST BlackRock Multi-Asset Income Portfolio (available April 28, 2014) (expired April 27, 2018)
December 31, 2018	—	$10.41	to	$11.18	$—	0.00%	0.55%	to	0.86%	-1.22%	to	-1.12%
December 31, 2017	3,494	$10.54	to	$11.32	$37,405	0.00%	0.55%	to	0.86%	5.04%	to	5.36%
December 31, 2016	2,928	$10.03	to	$10.77	$29,714	0.00%	0.55%	to	0.86%	5.96%	to	7.96%
December 31, 2015	2,048	$9.47	to	$9.87	$19,535	0.00%	0.55%	to	0.86%	-4.89%	to	0.26%
December 31, 2014	756	$9.95	to	$9.97	$7,530	0.00%	0.55%	to	0.83%	-0.46%	to	-0.27%

	AST Franklin Templeton K2 Global Absolute Return Portfolio (available April 28, 2014)
December 31, 2018	1,990	$9.44	to	$10.13	$19,026	0.00%	0.55%	to	0.86%	-6.25%	to	-5.96%
December 31, 2017	1,743	$10.05	to	$10.79	$17,710	0.00%	0.55%	to	0.86%	6.59%	to	6.92%
December 31, 2016	1,414	$9.42	to	$10.11	$13,426	0.00%	0.55%	to	0.86%	1.47%	to	1.79%
December 31, 2015	1,127	$9.26	to	$9.95	$10,494	0.00%	0.55%	to	0.86%	-4.06%	to	0.93%
December 31, 2014	180	$9.68	to	$9.69	$1,746	0.00%	0.55%	to	0.68%	-3.15%	to	-3.06%

	AST Managed Equity Portfolio (available April 28, 2014)
December 31, 2018	2,698	$11.23	to	$11.99	$30,682	0.00%	0.55%	to	0.86%	-12.87%	to	-12.59%
December 31, 2017	2,236	$12.89	to	$13.76	$29,107	0.00%	0.55%	to	0.86%	23.12%	to	23.50%
December 31, 2016	1,691	$10.47	to	$11.17	$17,828	0.00%	0.55%	to	0.86%	4.30%	to	11.75%
December 31, 2015	1,017	$10.04	to	$10.09	$10,254	0.00%	0.55%	to	0.86%	-2.12%	to	4.46%
December 31, 2014	251	$10.28	to	$10.29	$2,586	0.00%	0.55%	to	0.68%	2.82%	to	2.92%

A 105

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Managed Fixed Income Portfolio (available April 28, 2014)
December 31, 2018	3,216	$10.17	to	$10.32	$33,024	0.00%	0.55%	to	0.86%	-1.70%	to	-1.39%
December 31, 2017	2,832	$10.34	to	$10.50	$29,511	0.00%	0.55%	to	0.86%	3.01%	to	3.33%
December 31, 2016	2,324	$10.03	to	$10.19	$23,449	0.00%	0.55%	to	0.86%	2.11%	to	2.96%
December 31, 2015	1,574	$9.77	to	$9.84	$15,432	0.00%	0.55%	to	0.86%	-2.41%	to	-1.06%
December 31, 2014	434	$10.01	to	$10.03	$4,356	0.00%	0.55%	to	0.83%	0.13%	to	0.33%

	AST FQ Absolute Return Currency Portfolio (available April 28, 2014)
December 31, 2018	254	$9.40	to	$10.40	$2,421	0.00%	0.55%	to	0.86%	-6.28%	to	-5.98%
December 31, 2017	234	$10.01	to	$11.08	$2,366	0.00%	0.55%	to	0.86%	-3.86%	to	-3.56%
December 31, 2016	293	$10.39	to	$11.51	$3,077	0.00%	0.55%	to	0.86%	11.33%	to	14.49%
December 31, 2015	71	$9.08	to	$10.07	$642	0.00%	0.55%	to	0.86%	-6.38%	to	-3.21%
December 31, 2014	33	$9.70	to	$9.71	$318	0.00%	0.55%	to	0.68%	-2.95%	to	-2.86%

	AST Jennison Global Infrastructure Portfolio (available April 28, 2014)
December 31, 2018	529	$10.66	to	$11.66	$5,676	0.00%	0.55%	to	0.86%	-9.35%	to	-9.06%
December 31, 2017	431	$11.74	to	$12.86	$5,087	0.00%	0.55%	to	0.86%	17.84%	to	18.20%
December 31, 2016	303	$9.95	to	$10.91	$3,029	0.00%	0.55%	to	0.86%	7.18%	to	8.67%
December 31, 2015	213	$9.26	to	$9.33	$1,976	0.00%	0.55%	to	0.86%	-10.95%	to	-3.15%
December 31, 2014	90	$10.40	to	$10.41	$934	0.00%	0.55%	to	0.68%	4.02%	to	4.11%

	AST PIMCO Dynamic Bond Portfolio (available April 28, 2014)
December 31, 2018	549	$9.29	to	$9.94	$5,149	0.00%	0.55%	to	0.86%	-1.17%	to	-0.86%
December 31, 2017	498	$9.38	to	$10.06	$4,717	0.00%	0.55%	to	0.86%	-1.16%	to	-0.86%
December 31, 2016	432	$9.47	to	$10.17	$4,120	0.00%	0.55%	to	0.86%	0.18%	to	1.65%
December 31, 2015	276	$9.44	to	$9.86	$2,613	0.00%	0.55%	to	0.86%	-2.92%	to	-0.98%
December 31, 2014	128	$9.72	to	$9.73	$1,248	0.00%	0.55%	to	0.68%	-2.75%	to	-2.66%

	AST Legg Mason Diversified Growth Portfolio (available November 24, 2014)
December 31, 2018	29,409	$10.66	to	$11.30	$321,088	0.00%	0.55%	to	1.95%	-8.01%	to	-6.69%
December 31, 2017	25,241	$11.59	to	$12.11	$297,699	0.00%	0.55%	to	1.95%	12.38%	to	13.98%
December 31, 2016	16,090	$10.31	to	$10.63	$167,802	0.00%	0.55%	to	1.95%	6.80%	to	8.32%
December 31, 2015	7,330	$9.66	to	$9.81	$71,146	0.00%	0.55%	to	1.95%	-2.84%	to	-1.45%
December 31, 2014	448	$9.94	to	$9.95	$4,452	0.00%	0.55%	to	1.95%	-0.60%	to	-0.46%

	AST Bond Portfolio 2026 (available January 2, 2015)
December 31, 2018	7,783	$9.17	to	$10.00	$74,690	0.00%	1.15%	to	3.25%	-4.27%	to	-2.18%
December 31, 2017	8,158	$9.58	to	$10.22	$80,946	0.00%	1.15%	to	3.25%	-0.90%	to	1.25%
December 31, 2016	12,370	$9.67	to	$10.09	$122,482	0.00%	1.15%	to	3.25%	-1.23%	to	0.90%
December 31, 2015	2,626	$9.79	to	$10.00	$26,042	0.00%	1.15%	to	3.25%	-2.09%	to	0.04%
December 31, 2014	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST AB Global Bond Portfolio (available July 13, 2015)
December 31, 2018	361	$10.44	to	$10.70	$3,850	0.00%	0.55%	to	0.86%	-0.50%	to	-0.19%
December 31, 2017	278	$10.49	to	$10.72	$2,973	0.00%	0.55%	to	0.86%	1.67%	to	1.98%
December 31, 2016	139	$10.32	to	$10.51	$1,458	0.00%	0.55%	to	0.86%	3.32%	to	4.58%
December 31, 2015	35	$9.92	to	$10.05	$354	0.00%	0.55%	to	0.73%	-0.85%	to	0.54%
December 31, 2014	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST Goldman Sachs Global Income Portfolio (available July 13, 2015)
December 31, 2018	154	$10.17	to	$10.48	$1,610	0.00%	0.55%	to	0.86%	-1.14%	to	-0.83%
December 31, 2017	117	$10.29	to	$10.57	$1,227	0.00%	0.55%	to	0.86%	1.22%	to	1.54%
December 31, 2016	77	$10.16	to	$10.41	$796	0.00%	0.55%	to	0.86%	1.65%	to	2.88%
December 31, 2015	27	$9.99	to	$10.11	$268	0.00%	0.55%	to	0.86%	-0.11%	to	1.14%
December 31, 2014	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST Morgan Stanley Multi-Asset Portfolio (available July 13, 2015)
December 31, 2018	241	$8.93	to	$9.02	$2,161	0.00%	0.55%	to	0.86%	-1.51%	to	-1.20%
December 31, 2017	144	$9.05	to	$9.14	$1,306	0.00%	0.55%	to	0.86%	-0.86%	to	-0.55%
December 31, 2016	97	$9.11	to	$9.21	$890	0.00%	0.55%	to	0.86%	-3.58%	to	-3.28%
December 31, 2015	28	$9.43	to	$9.54	$263	0.00%	0.55%	to	0.86%	-5.70%	to	-4.98%
December 31, 2014	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

A 106

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Wellington Management Global Bond Portfolio (available July 13, 2015)
December 31, 2018	195	$10.55	to	$10.81	$2,103	0.00%	0.55%	to	0.86%	2.58%	to	2.90%
December 31, 2017	147	$10.28	to	$10.51	$1,545	0.00%	0.55%	to	0.86%	1.53%	to	1.84%
December 31, 2016	138	$10.14	to	$10.32	$1,421	0.00%	0.55%	to	0.73%	1.92%	to	2.10%
December 31, 2015	30	$9.95	to	$10.10	$302	0.00%	0.55%	to	0.73%	-0.55%	to	1.04%
December 31, 2014	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST Neuberger Berman Long/Short Portfolio (available July 13, 2015)
December 31, 2018	378	$10.19	to	$10.49	$3,886	0.00%	0.55%	to	0.86%	-7.60%	to	-7.31%
December 31, 2017	271	$11.00	to	$11.34	$3,008	0.00%	0.55%	to	0.86%	12.18%	to	12.52%
December 31, 2016	151	$9.79	to	$10.09	$1,483	0.00%	0.55%	to	0.86%	2.46%	to	2.78%
December 31, 2015	59	$9.54	to	$9.84	$569	0.00%	0.55%	to	0.86%	-4.61%	to	-0.05%
December 31, 2014	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST Wellington Management Real Total Return Portfolio (available July 13, 2015)
December 31, 2018	340	$8.48	to	$9.06	$2,916	0.00%	0.55%	to	0.86%	-6.57%	to	-6.28%
December 31, 2017	199	$9.06	to	$9.70	$1,829	0.00%	0.55%	to	0.86%	0.56%	to	0.88%
December 31, 2016	145	$8.99	to	$9.65	$1,326	0.00%	0.55%	to	0.86%	-4.44%	to	-2.91%
December 31, 2015	50	$9.39	to	$9.74	$473	0.00%	0.55%	to	0.86%	-6.10%	to	-0.58%
December 31, 2014	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST QMA International Core Equity Portfolio (available July 13, 2015)
December 31, 2018	669	$9.66	to	$10.96	$6,560	0.00%	0.55%	to	0.86%	-16.16%	to	-15.89%
December 31, 2017	583	$11.50	to	$13.07	$6,792	0.00%	0.55%	to	0.86%	23.52%	to	23.90%
December 31, 2016	191	$9.29	to	$10.58	$1,797	0.00%	0.55%	to	0.86%	-0.27%	to	5.72%
December 31, 2015	73	$9.30	to	$9.95	$687	0.00%	0.55%	to	0.86%	-7.66%	to	3.29%
December 31, 2014	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST Managed Alternatives Portfolio (available July 13, 2015)
December 31, 2018	875	$9.45	to	$9.85	$8,326	0.00%	0.55%	to	0.86%	-4.23%	to	-3.93%
December 31, 2017	609	$9.85	to	$10.28	$6,028	0.00%	0.55%	to	0.86%	1.68%	to	1.99%
December 31, 2016	396	$9.67	to	$9.81	$3,851	0.00%	0.55%	to	0.86%	0.06%	to	0.38%
December 31, 2015	100	$9.65	to	$9.79	$968	0.00%	0.55%	to	0.86%	-3.51%	to	-1.88%
December 31, 2014	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST Emerging Managers Diversified Portfolio (available July 13, 2015)
December 31, 2018	456	$10.52	to	$10.84	$4,843	0.00%	0.55%	to	0.86%	-7.24%	to	-6.95%
December 31, 2017	319	$11.32	to	$11.68	$3,633	0.00%	0.55%	to	0.86%	13.32%	to	13.67%
December 31, 2016	120	$9.97	to	$10.61	$1,200	0.00%	0.55%	to	0.86%	2.61%	to	6.07%
December 31, 2015	41	$9.70	to	$10.01	$396	0.00%	0.55%	to	0.86%	-3.01%	to	2.05%
December 31, 2014	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST Columbia Adaptive Risk Allocation Portfolio (available July 13, 2015)
December 31, 2018	1,269	$11.16	to	$11.45	$14,254	0.00%	0.55%	to	0.86%	-5.73%	to	-5.43%
December 31, 2017	1,097	$11.82	to	$12.13	$13,032	0.00%	0.55%	to	0.86%	12.74%	to	13.09%
December 31, 2016	698	$10.46	to	$10.74	$7,335	0.00%	0.55%	to	0.86%	8.71%	to	9.05%
December 31, 2015	178	$9.61	to	$9.87	$1,719	0.00%	0.55%	to	0.73%	-3.91%	to	0.79%
December 31, 2014	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Blackrock Global Allocation V.I. Fund (Class III) (available August 24, 2015)
December 31, 2018	3,693	$10.59	to	$11.02	$39,436	0.93%	0.55%	to	0.86%	-8.38%	to	-8.09%
December 31, 2017	2,991	$11.55	to	$12.03	$34,766	1.46%	0.55%	to	0.86%	12.73%	to	13.08%
December 31, 2016	2,006	$10.25	to	$10.67	$20,631	2.00%	0.55%	to	0.86%	2.92%	to	6.77%
December 31, 2015	556	$9.96	to	$9.97	$5,542	1.76%	0.55%	to	0.86%	1.58%	to	1.70%
December 31, 2014	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	JPMorgan Insurance Trust Income Builder Portfolio (Class 2) (available August 24, 2015)
December 31, 2018	1,264	$10.97	to	$11.25	$13,988	0.00%	0.55%	to	0.86%	-5.74%	to	-5.44%
December 31, 2017	790	$11.64	to	$11.93	$9,257	4.16%	0.55%	to	0.86%	10.75%	to	11.09%
December 31, 2016	531	$10.51	to	$10.77	$5,614	4.91%	0.55%	to	0.86%	5.29%	to	7.96%
December 31, 2015	122	$9.98	to	$9.99	$1,218	7.20%	0.55%	to	0.86%	1.96%	to	2.07%
December 31, 2014	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

A 107

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Bond Portfolio 2027 (available January 4, 2016)
December 31, 2018	9,050	$9.24	to	$9.85	$86,291	0.00%	1.15%	to	3.25%	-4.49%	to	-2.40%
December 31, 2017	8,868	$9.67	to	$10.09	$87,631	0.00%	1.15%	to	3.25%	-0.64%	to	1.51%
December 31, 2016	13,680	$9.73	to	$9.94	$134,672	0.00%	1.15%	to	3.25%	-2.66%	to	-0.55%
December 31, 2015	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2014	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	NVIT Emerging Markets Fund (Class D) (available August 5, 2016)
December 31, 2018	506	$10.84	to	$11.00	$5,533	0.34%	1.40%	to	2.00%	-19.33%	to	-18.85%
December 31, 2017	547	$13.44	to	$13.55	$7,381	0.96%	1.40%	to	2.00%	38.34%	to	39.15%
December 31, 2016	585	$9.72	to	$9.74	$5,696	0.79%	1.40%	to	2.00%	-4.04%	to	-3.81%
December 31, 2015	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2014	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST Bond Portfolio 2028 (available January 3, 2017)
December 31, 2018	2,788	$9.37	to	$9.78	$26,723	0.00%	1.15%	to	3.25%	-5.26%	to	-3.19%
December 31, 2017	222	$9.89	to	$10.10	$2,219	0.00%	1.15%	to	3.25%	-1.11%	to	1.03%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2015	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2014	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST Bond Portfolio 2029 (available January 2, 2018)
December 31, 2018	313	$9.52	to	$9.73	$3,009	0.00%	1.15%	to	3.25%	-4.82%	to	-2.74%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2015	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2014	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST American Funds Growth Allocation Portfolio (available April 30, 2018)
December 31, 2018	28,990	$9.42	to	$9.51	$274,473	0.00%	0.55%	to	1.95%	-5.28%	to	-4.38%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2015	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2014	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

________

*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Portfolios, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolios in which the subaccount invests.

**
These amounts represent the annualized Contract expenses of the Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Portfolios are excluded.

***
These amounts represent the total returns for the periods indicated, including changes in the value of the underlying Portfolios, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with no activity during the period were excluded from the range of total returns for that period. Product designs within a subaccount which were offered after a fiscal year began are included in the range of total returns for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contract owners may experience different total returns based on their investment options. Subaccounts with a date notation indicate the effective date of that subaccount in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the

A 108

Note 7:	Financial Highlights (continued)

five years in the period ended December 31, 2018 or from the effective date of the subaccount through the end of the reporting period.

(1)	Amount is less than 0.01%.

Note 8:	Charges and Expenses

The following represents the various charges and expenses of the Account which are paid to Pruco Life.

A.	Mortality and Expense Risk Charges

The mortality and expense risk charges are applied daily against the net assets of each subaccount. Mortality risk is the risk that contract owners may live longer than estimated and expense risk is the risk that the cost of issuing and administering the Contracts may exceed related charges by Pruco Life. The daily mortality and expense risk charges are assessed through the reduction in unit values.

B.	Administration Charge
The administration charge is applied daily against the net assets of each subaccount. Administration charges include costs associated with issuing the Contracts, establishing and maintaining records, and providing reports to contract owners. This charge is assessed through the reduction in unit values.

The following are the base and maximum combined mortality and expense risk, and administration charges of the respective Contracts.

Products	Base	Maximum
Discovery Choice	1.35%	1.65%
Discovery Preferred	1.40%	1.40%
Discovery Select	1.40%	1.40%
Prudential Defined Income Annuity	1.10%	1.90%
Prudential Premier Advisor Variable Annuity Series	0.55%	1.95%
Prudential Premier Investment Variable Annuity B Series	0.55%	0.73%
Prudential Premier Investment Variable Annuity C Series	0.68%	0.86%
Prudential Premier Retirement Variable Annuity	0.85%	0.85%
Prudential Premier Retirement Variable Annuity B Series	1.30%	2.70%
Prudential Premier Retirement Variable Annuity C Series	1.30%	3.15%
Prudential Premier Retirement Variable Annuity L Series	1.30%	3.10%
Prudential Premier Retirement Variable Annuity X Series	1.30%	3.25%
Prudential Premier Variable Annuity B Series	1.15%	2.55%
Prudential Premier Variable Annuity Bb Series	0.95%	2.35%
Prudential Premier Variable Annuity L Series	1.50%	2.90%
Prudential Premier Variable Annuity X Series	1.55%	2.95%
Strategic Partners Advisor	1.40%	2.25%
Strategic Partners FlexElite	1.60%	2.50%
Strategic Partners FlexElite 2	1.65%	2.75%
Strategic Partners Plus	1.40%	2.40%
Strategic Partners Plus 3	1.40%	2.60%
Strategic Partners Select	1.52%	1.52%
Strategic Partners Variable Annuity One	1.40%	2.40%
Strategic Partners Variable Annuity One 3	1.40%	2.60%

C.	Withdrawal Charges

A withdrawal charge may be assessed upon full or partial contract owner redemptions. These charges relate to the expenses of selling and distributing the Contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature and other promotional activities. No

A 109

Note 8:	Charges and Expenses (continued)

withdrawal charge is imposed whenever earnings are withdrawn. The range for withdrawal charges is 0%-9%. The charge is assessed through the redemption of units.

D.	Other Related Charges

For Highest Daily Lifetime Seven, Highest Daily Lifetime Seven with Beneficiary Income Option, Highest Daily Lifetime Seven with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Seven and Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, the optional benefit fee is a percentage of the protected withdrawal value and is deducted pro rata from the subaccounts on a quarterly basis.

For Highest Daily Lifetime Income v3.0, Spousal Highest Daily Lifetime Income v3.0, Highest Daily Lifetime Income v3.0 with Highest Daily Death Benefit, Spousal Highest Daily Lifetime Income v3.0 with Highest Daily Death Benefit, Highest Daily Lifetime Income v2.1, Spousal Highest Daily Lifetime Income v2.1, Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit, Spousal Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit, Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income 2.0 with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income 2.0 with Highest Daily Death Benefit, Spousal Highest Daily Lifetime Income 2.0 with Highest Daily Death Benefit, Highest Daily Lifetime Income, Highest Daily Lifetime Income with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Income, Highest Daily Lifetime Six Plus, Highest Daily Lifetime Six Plus with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Six Plus, and Spousal Highest Daily Lifetime Six Plus with Beneficiary Income Option, Highest Daily Lifetime Seven Plus, Highest Daily Lifetime Seven Plus with Beneficiary Income Option, Highest Daily Lifetime Seven Plus with Lifetime Income Accelerator, and Spousal Highest Daily Lifetime Seven Plus, the optional benefit fee is assessed against the greater of the unadjusted account value or the protected withdrawal value and is deducted pro rata from the subaccounts on a quarterly basis.

An annual maintenance fee is charged if purchase payments or account value is less than a stated amount (varies by product and may vary by State).

A quarterly premium-based charge is applicable to certain products, which ranges from 0.15% to 0.84% annualized.

Note 9:	Other

Accumulation units-this is the basic valuation unit used to calculate the contract owner's interest allocated to the variable account before the annuitization date.

Contract owner net payments-represent contract owner contributions under the Contracts net of applicable deductions, charges, and state premium taxes.

Annuity payments-represent a transfer to the general account at the time of contract annuitization to establish the fixed payout account from which future annuity payments are distributed under the terms of the Contracts.

Surrenders, withdrawals, and death benefits-are payments to contract owners and beneficiaries made under the terms of the Contracts, and amounts that contract owners have requested to be withdrawn or paid to them.

Net transfers between other subaccounts or fixed rate option-are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the guaranteed interest account and market value adjustment account.

Miscellaneous transactions-amount represents primarily timing related adjustments to contract owner transactions, such as premiums, surrenders, transfers, etc. which are funded by the general account in order to maintain appropriate contract owner account balances.

Other charges-are various Contract level charges as described in Charges and Expenses in Note 8, which are assessed through the redemptions of units.

A 110

Report of Independent Registered Public Accounting Firm

To the Board of Directors of
Pruco Life Insurance Company and
the Contract Owners of Pruco Life Flexible Premium Variable Annuity Account

Opinions on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts of Pruco Life Flexible Premium Variable Annuity Account indicated in the table below as of the dates indicated in the table below, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts in the Pruco Life Flexible Premium Variable Annuity Account as of the dates indicated in the table below, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Prudential Government Money Market Portfolio (1)	AST RCM World Trends Portfolio (1)
Prudential Diversified Bond Portfolio (1)	AST J.P. Morgan Global Thematic Portfolio (1)
Prudential Equity Portfolio (Class I) (1)	AST Goldman Sachs Multi-Asset Portfolio (1)
Prudential Flexible Managed Portfolio (1)	ProFund VP Consumer Services (1)
Prudential Conservative Balanced Portfolio (1)	ProFund VP Consumer Goods (1)
Prudential Value Portfolio (Class I) (1)	ProFund VP Financials (1)
Prudential High Yield Bond Portfolio (1)	ProFund VP Health Care (1)
Prudential Natural Resources Portfolio (Class I) (1)	ProFund VP Industrials (1)
Prudential Stock Index Portfolio (1)	ProFund VP Mid-Cap Growth (1)
Prudential Global Portfolio (1)	ProFund VP Mid-Cap Value (1)
Prudential Jennison Portfolio (Class I) (1)	ProFund VP Real Estate (1)
Prudential Small Capitalization Stock Portfolio (1)	ProFund VP Small-Cap Growth (1)
T. Rowe Price International Stock Portfolio (1)	ProFund VP Small-Cap Value (1)
T. Rowe Price Equity Income Portfolio (Equity Income Class) (1)	ProFund VP Telecommunications (1)
Invesco V.I. Core Equity Fund (Series I) (1)	ProFund VP Utilities (1)
Janus Henderson VIT Research Portfolio (Institutional Shares) (1)	ProFund VP Large-Cap Growth (1)
Janus Henderson VIT Overseas Portfolio (Institutional Shares) (1)	ProFund VP Large-Cap Value (1)
MFS® Research Series (Initial Class) (1)	AST Jennison Large-Cap Growth Portfolio (1)
MFS® Growth Series (Initial Class) (1)	AST Bond Portfolio 2020 (1)
American Century VP Value Fund (Class I) (1)	AST Bond Portfolio 2017 (3)
Franklin Small-Mid Cap Growth VIP Fund (Class 2) (1)	AST Bond Portfolio 2021 (1)
Prudential Jennison 20/20 Focus Portfolio (Class I) (1)	Wells Fargo VT International Equity Fund (Class 1) (1)
Davis Value Portfolio (1)	Wells Fargo VT Omega Growth Fund (Class 1) (1)
AB VPS Large Cap Growth Portfolio (Class B) (1)	Wells Fargo VT Small Cap Growth Fund (Class 1) (1)
Prudential SP Small Cap Value Portfolio (Class I) (1)	AST Bond Portfolio 2022 (1)
Janus Henderson VIT Research Portfolio (Service Shares) (1)	AST Quantitative Modeling Portfolio (1)
SP Prudential U.S. Emerging Growth Portfolio (Class I) (1)	AST BlackRock Global Strategies Portfolio (1)
Prudential SP International Growth Portfolio (Class I) (1)	Wells Fargo VT Opportunity Fund (Class 1) (1)
AST Goldman Sachs Large-Cap Value Portfolio (1)	AST Prudential Core Bond Portfolio (1)
AST Cohen & Steers Realty Portfolio (1)	AST Bond Portfolio 2023 (1)
AST J.P. Morgan Strategic Opportunities Portfolio (1)	AST New Discovery Asset Allocation Portfolio (1)
AST T. Rowe Price Large-Cap Value Portfolio (1)	AST Western Asset Emerging Markets Debt Portfolio (1)
AST High Yield Portfolio (1)	AST MFS Large-Cap Value Portfolio (1)
AST Small-Cap Growth Opportunities Portfolio (1)	AST Bond Portfolio 2024 (1)
AST WEDGE Capital Mid-Cap Value Portfolio (1)	AST AQR Emerging Markets Equity Portfolio (1)

A 111

AST Small-Cap Value Portfolio (1)	AST ClearBridge Dividend Growth Portfolio (1)
AST Goldman Sachs Mid-Cap Growth Portfolio (1)	AST Multi-Sector Fixed Income Portfolio (1)
AST Hotchkis & Wiley Large-Cap Value Portfolio (1)	AST AQR Large-Cap Portfolio (1)
AST Lord Abbett Core Fixed Income Portfolio (2)	AST QMA Large-Cap Portfolio (1)
AST Loomis Sayles Large-Cap Growth Portfolio (1)	AST Bond Portfolio 2025 (1)
AST MFS Growth Portfolio (1)	AST T. Rowe Price Growth Opportunities Portfolio (1)
AST Neuberger Berman/LSV Mid-Cap Value Portfolio (1)	AST Goldman Sachs Global Growth Allocation Portfolio (1)
AST BlackRock Low Duration Bond Portfolio (1)	AST T. Rowe Price Diversified Real Growth Portfolio (1)
AST QMA US Equity Alpha Portfolio (1)	AST Prudential Flexible Multi-Strategy Portfolio (1)
AST T. Rowe Price Natural Resources Portfolio (1)	AST BlackRock Multi-Asset Income Portfolio (4)
AST T. Rowe Price Asset Allocation Portfolio (1)	AST Franklin Templeton K2 Global Absolute Return Portfolio (1)
AST MFS Global Equity Portfolio (1)	AST Managed Equity Portfolio (1)
AST J.P. Morgan International Equity Portfolio (1)	AST Managed Fixed Income Portfolio (1)
AST Templeton Global Bond Portfolio (1)	AST FQ Absolute Return Currency Portfolio (1)
AST Wellington Management Hedged Equity Portfolio (1)	AST Jennison Global Infrastructure Portfolio (1)
AST Capital Growth Asset Allocation Portfolio (1)	AST PIMCO Dynamic Bond Portfolio (1)
AST Academic Strategies Asset Allocation Portfolio (1)	AST Legg Mason Diversified Growth Portfolio (1)
AST Balanced Asset Allocation Portfolio (1)	AST Bond Portfolio 2026 (1)
AST Preservation Asset Allocation Portfolio (1)	AST AB Global Bond Portfolio (1)
AST Fidelity Institutional AM℠ Quantitative Portfolio (1)	AST Goldman Sachs Global Income Portfolio (1)
AST Prudential Growth Allocation Portfolio (1)	AST Morgan Stanley Multi-Asset Portfolio (1)
AST Advanced Strategies Portfolio (1)	AST Wellington Management Global Bond Portfolio (1)
AST T. Rowe Price Large-Cap Growth Portfolio (1)	AST Neuberger Berman Long/Short Portfolio (1)
AST Government Money Market Portfolio (1)	AST Wellington Management Real Total Return Portfolio (1)
AST Small-Cap Growth Portfolio (1)	AST QMA International Core Equity Portfolio (1)
AST BlackRock/Loomis Sayles Bond Portfolio (1)	AST Managed Alternatives Portfolio (1)
AST International Value Portfolio (1)	AST Emerging Managers Diversified Portfolio (1)
AST International Growth Portfolio (1)	AST Columbia Adaptive Risk Allocation Portfolio (1)
AST Investment Grade Bond Portfolio (1)	Blackrock Global Allocation V.I. Fund (Class III) (1)
AST Western Asset Core Plus Bond Portfolio (1)	JPMorgan Insurance Trust Income Builder Portfolio (Class 2) (1)
AST Bond Portfolio 2018 (1)	AST Bond Portfolio 2027 (1)
AST Bond Portfolio 2019 (1)	NVIT Emerging Markets Fund (Class D) (1)
AST Global Real Estate Portfolio (1)	AST Bond Portfolio 2028 (5)
AST Parametric Emerging Markets Equity Portfolio (1)	AST Bond Portfolio 2029 (6)
AST Goldman Sachs Small-Cap Value Portfolio (1)	AST American Funds Growth Allocation Portfolio (7)
(1) Statement of net assets as of December 31, 2018, statement of operations for the year ended December 31, 2018, and statement of changes in net assets for the years ended December 31, 2018 and 2017.

(2) Statement of net assets as of September 14, 2018 (date of expiration), statement of operations for the period January 1, 2018 through September 14, 2018, and statement of changes in net assets for the period January 1, 2018 through September 14, 2018 and the year ended December 31, 2017.

(3) Statement of net assets as of January 2, 2018 (date of expiration), statement of operations for the period January 1, 2018 through January 2, 2018, and statement of changes in net assets for the period January 1, 2018 through January 2, 2018 and the year ended December 31, 2017.

(4) Statement of net assets as of April 27, 2018 (date of expiration), statement of operations for the period January 1, 2018 through April 27, 2018, and statement of changes in net assets for the period January 1, 2018 through April 27, 2018 and the year ended December 31, 2017.

(5) Statement of net assets as of December 31, 2018, statement of operations for the year ended December 31, 2018, and statement of changes in net assets for the year ended December 31, 2018 and the period January 3, 2017 (commencement of operations) through December 31, 2017.

(6) Statement of net assets as of December 31, 2018, and statement of operations and statement of changes in net assets for the period January 2, 2018 (commencement of operations) through December 31, 2018.

(7) Statement of net assets as of December 31, 2018, and statement of operations and statement of changes in net assets for the period April 30, 2018 (commencement of operations) through December 31, 2018.

A 112

Basis for Opinions

These financial statements are the responsibility of the management of Pruco Life Insurance Company. Our responsibility is to express an opinion on the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the subaccounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 4, 2019

We have served as the auditor of one or more of the subaccounts in Pruco Life Flexible Premium Variable Annuity Account since 1996.

A 113

PRUCO LIFE INSURANCE COMPANY
CONSOLIDATED FINANCIAL STATEMENTS INDEX

Management’s Annual Report on Internal Control Over Financial Reporting
Management of Pruco Life Insurance Company (together with its consolidated subsidiary, the “Company”) is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2018, of the Company’s internal control over financial reporting, based on the framework established in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission ("COSO"). Based on our assessment under that framework, management concluded that the Company’s internal control over financial reporting was effective as of December 31, 2018.
Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on our financial statements.
Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.
This Annual Report does not include an attestation report of the Company’s registered public accounting firm, PricewaterhouseCoopers LLP, regarding the internal control over financial reporting. Management’s report was not subject to attestation by the Company’s registered public accounting firm pursuant to rules of the Securities and Exchange Commission that permit the Company to provide only management’s report in this Annual Report.
March 7, 2019

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Financial Position
As of December 31, 2018 and 2017 (in thousands, except share amounts)

	December 31, 2018	December 31, 2017
ASSETS
Fixed maturities, available for sale, at fair value (amortized cost: 2018 – $5,244,903; 2017 – $4,941,944)	$5,199,595	$5,223,302
Fixed maturities, trading, at fair value (amortized cost: 2018 – $44,759; 2017 – $38,279)(1)	41,627	38,793
Equity securities, at fair value (cost: 2018 – $31,824; 2017 – $32,694)(1)	36,922	40,610
Policy loans	1,236,077	1,161,101
Short-term investments	0	1,339
Commercial mortgage and other loans	1,209,150	1,083,419
Other invested assets (includes $120,717 and $726 measured at fair value at December 31, 2018 and December 31, 2017, respectively)(1)	377,429	263,074
Total investments	8,100,800	7,811,638
Cash and cash equivalents	416,840	212,569
Deferred policy acquisition costs	1,613,922	1,376,211
Accrued investment income	88,278	82,341
Reinsurance recoverables	34,682,127	32,521,264
Receivables from parent and affiliates	289,580	300,116
Income taxes receivable	46,102	0
Other assets	365,219	465,467
Separate account assets	119,077,916	129,655,734
TOTAL ASSETS	$164,680,784	$172,425,340
LIABILITIES AND EQUITY
LIABILITIES
Policyholders’ account balances	$22,059,692	$20,036,134
Future policy benefits	19,476,394	18,561,550
Cash collateral for loaned securities	11,063	33,169
Income taxes payable	0	36,323
Payables to parent and affiliates	229,345	228,210
Other liabilities	1,093,143	1,038,972
Separate account liabilities	119,077,916	129,655,734
Total liabilities	161,947,553	169,590,092
COMMITMENTS AND CONTINGENT LIABILITIES (See Note 14)
EQUITY
Common stock ($10 par value; 1,000,000 shares authorized; 250,000 shares issued and outstanding)	2,500	2,500
Additional paid-in capital	1,146,592	1,141,092
Retained earnings	1,612,435	1,526,310
Accumulated other comprehensive income	(28,296)	165,346
Total equity	2,733,231	2,835,248
TOTAL LIABILITIES AND EQUITY	$164,680,784	$172,425,340
(1) Prior period amounts have been reclassified to conform to current period presentation. See "Adoption of ASU 2016-01" in Note 2 for details.
See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Operations and Comprehensive Income
Years Ended December 31, 2018, 2017, and 2016 (in thousands)

	2018	2017	2016
REVENUES
Premiums	$50,808	$54,706	$(825,942)
Policy charges and fee income	533,327	275,693	787,195
Net investment income	325,287	352,410	375,950
Asset administration fees	14,368	17,593	84,443
Other income	72,964	67,749	31,107
Realized investment gains (losses), net:
Other-than-temporary impairments on fixed maturity securities	(3,710)	(8,374)	(18,020)
Other-than-temporary impairments on fixed maturity securities transferred to other comprehensive income	0	995	343
Other realized investment gains (losses), net	(163,568)	(72,807)	776,126
Total realized investment gains (losses), net	(167,278)	(80,186)	758,449
Total revenues	829,476	687,965	1,211,202
BENEFITS AND EXPENSES
Policyholders’ benefits	149,499	(18,416)	(275,565)
Interest credited to policyholders’ account balances	171,993	168,391	301,220
Amortization of deferred policy acquisition costs	135,826	95,007	628,101
General, administrative and other expenses	314,371	271,533	220,733
Total benefits and expenses	771,689	516,515	874,489
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES AND EQUITY IN EARNINGS OF OPERATING JOINT VENTURE	57,787	171,450	336,713
Total income tax expense (benefit)	(52,641)	(156,828)	(68,492)
INCOME (LOSS) FROM OPERATIONS BEFORE EQUITY IN EARNINGS OF OPERATING JOINT VENTURE	110,428	328,278	405,205
Equity in earnings of operating joint venture, net of taxes	(1,790)	(485)	0
NET INCOME (LOSS)	$108,638	$327,793	$405,205
Other comprehensive income (loss), before tax:
Foreign currency translation adjustments	(17,745)	259	(8)
Net unrealized investment gains (losses)	(259,981)	137,484	9,500
Total	(277,726)	137,743	9,492
Less: Income tax expense (benefit) related to other comprehensive income (loss)	(55,174)	43,372	3,322
Other comprehensive income (loss), net of tax	(222,552)	94,371	6,170
Comprehensive income (loss)	$(113,914)	$422,164	$411,375

See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Equity
Years Ended December 31, 2018, 2017 and 2016 (in thousands)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total Equity
Balance, December 31, 2015	$2,500	$779,973	$3,636,410	$64,805	$4,483,688
Contributed capital		205,000			205,000
Dividend to parent			(2,593,098)		(2,593,098)
Contributed (distributed) capital-parent/child asset transfers		1,089			1,089
Comprehensive income:
Net income (loss)			405,205		405,205
Other comprehensive income (loss), net of tax				6,170	6,170
Total comprehensive income (loss)					411,375
Balance, December 31, 2016	$2,500	$986,062	$1,448,517	$70,975	$2,508,054
Contributed capital		153,500			153,500
Dividend to parent			(250,000)		(250,000)
Contributed (distributed) capital-parent/child asset transfers		1,530			1,530
Comprehensive income:
Net income (loss)			327,793		327,793
Other comprehensive income (loss), net of tax				94,371	94,371
Total comprehensive income (loss)					422,164
Balance, December 31, 2017	$2,500	$1,141,092	$1,526,310	$165,346	$2,835,248
Cumulative effect of adoption of ASU 2016-01			7,936	(1,539)	6,397
Cumulative effect of adoption of ASU 2018-02			(30,449)	30,449	0
Contributed capital		5,500			5,500
Dividend to parent
Contributed (distributed) capital-parent/child asset transfers
Comprehensive income:
Net income (loss)			108,638		108,638
Other comprehensive income (loss), net of tax				(222,552)	(222,552)
Total comprehensive income (loss)					(113,914)
Balance, December 31, 2018	$2,500	$1,146,592	$1,612,435	$(28,296)	$2,733,231
See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Cash Flows
Years Ended December 31, 2018, 2017 and 2016 (in thousands)

	2018	2017	2016
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$108,638	$327,793	$405,205
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Policy charges and fee income	(116,675)	(142,781)	113,501
Interest credited to policyholders’ account balances	171,993	168,391	301,220
Realized investment (gains) losses, net	167,278	80,186	(758,449)
Amortization and other non-cash items	(43,259)	(65,536)	(70,104)
Change in:
Future policy benefits	1,843,825	1,920,440	1,801,299
Reinsurance recoverables	(1,832,092)	(2,046,215)	(1,764,242)
Accrued investment income	(5,937)	(3,692)	12,709
Net payables to/receivables from parent and affiliates	18,457	43,913	(9,851)
Deferred policy acquisition costs	(211,059)	(183,884)	311,273
Income taxes	(28,950)	(76,330)	(39,769)
Derivatives, net	(44,585)	55,104	(198,861)
Other, net	(4,487)	26,443	(110,850)
Cash flows from (used in) operating activities	23,147	103,832	(6,919)
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	561,340	1,062,236	1,371,000
Fixed maturities, trading(1)	0	214	527
Equity securities(1)	6,008	510	35,686
Policy loans	153,124	143,655	137,778
Ceded policy loans	(15,131)	(15,188)	(8,989)
Short-term investments	13,404	72,725	260,027
Commercial mortgage and other loans	64,261	254,635	209,263
Other invested assets(1)	19,527	31,192	12,479
Payments for the purchase/origination of:
Fixed maturities, available-for-sale	(875,672)	(1,315,508)	(2,465,763)
Fixed maturities, trading(1)	(6,481)	(15,019)	0
Equity securities(1)	(5,039)	(5,000)	(5,000)
Policy loans	(179,968)	(123,645)	(120,628)
Ceded policy loans	17,036	18,942	18,054
Short-term investments	(13,430)	(37,407)	(241,827)
Commercial mortgage and other loans	(199,847)	(180,929)	(312,898)
Other invested assets(1)	(70,902)	(32,275)	(32,307)
Notes receivable from parent and affiliates, net	(2,464)	5,731	20,463
Derivatives, net	639	(17,569)	20,954
Other, net	(2,880)	(152,576)	(261)
Cash flows from (used in) investing activities	(536,475)	(305,276)	(1,101,442)
CASH FLOWS FROM FINANCING ACTIVITIES:
Policyholders’ account deposits	5,093,239	4,540,655	4,289,697
Ceded policyholders’ account deposits	(3,230,005)	(3,083,049)	(2,430,570)
Policyholders’ account withdrawals	(3,135,714)	(2,682,445)	(2,505,219)
Ceded policyholders’ account withdrawals	2,022,519	1,692,756	1,072,151
Net change in securities sold under agreement to repurchase and cash collateral for loaned securities	(22,106)	(110,710)	103,463
Dividend to parent	0	(250,000)	0

Contributed Capital	0	148,500	405,321
Contributed (distributed) capital - parent/child asset transfers	0	2,354	1,676
Repayments of debt (maturities longer than 90 days)	0	0	(125,000)
Drafts outstanding	(10,334)	59,795	22,713
Cash flows from (used in) financing activities	717,599	317,856	834,232
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	204,271	116,412	(274,129)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	212,569	96,157	370,286
CASH AND CASH EQUIVALENTS, END OF YEAR	$416,840	$212,569	$96,157
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid (refund)	$(23,684)	$(45,538)	$(28,772)
Interest paid	$3,099	$2,179	$16,263
(1) Prior period amounts have been reclassified to conform to current period presentation. See Note 2 for details.
Significant Non-Cash Transactions
Cash Flows from Investing Activities for the year ended December 31, 2017 excludes $837 million of decreases in fixed maturities, available-for-sale, related to the amendments of the reinsurance agreements between Pruco Life Insurance Company and Gibraltar Universal Life Reinsurance Company ("GUL Re"), an affiliate, in the third quarter of 2017.
Cash Flows from Investing Activities for the year ended December 31, 2017 excludes $35 million of decreases in other invested assets related to the tax settlements with Prudential Financial, Inc., which are related to the amendments of the reinsurance agreements between Pruco Life Insurance Company and Universal Prudential Arizona Reinsurance Company (“UPARC”), an affiliate, and Pruco Life Insurance Company and GUL Re, an affiliate, in the third quarter of 2017.
Cash flows from investing and financing activities for the year ended December 31, 2016 excludes certain non-cash transactions related to the Variable Annuities Recapture. See Note 1 for additional information.
See Note 9 for more information on the reinsurance transactions mentioned above.
See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements

1. BUSINESS AND BASIS OF PRESENTATION
Pruco Life Insurance Company, (“Pruco Life”) is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential Insurance”), which in turn is a direct wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Pruco Life is a stock life insurance company organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all States except New York, and sells such products primarily through affiliated and unaffiliated distributors.
Pruco Life has one wholly-owned insurance subsidiary, Pruco Life Insurance Company of New Jersey, (“PLNJ”) and one indirect subsidiary formed in 2009 for the purpose of holding certain commercial loan and other investments which ceased operations and was dissolved as of December 31, 2018. Pruco Life and its subsidiary are together referred to as the "Company", "we" or "our" and all financial information is shown on a consolidated basis.
PLNJ is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York only.
Variable Annuities Recapture
Through March 31, 2016, the Company reinsured the majority of its variable annuity living benefit guarantees to an affiliated reinsurance company, Pruco Reinsurance, Ltd. ("Pruco Re"). Effective April 1, 2016, the Company recaptured the risks related to its variable annuity living benefit guarantees that were previously reinsured to Pruco Re. In addition, the Company reinsured variable annuity base contracts, along with the living benefit guarantees, to Prudential Annuities Life Assurance Corporation ("PALAC"), excluding the PLNJ business, which was reinsured to Prudential Insurance, in each case under a coinsurance and modified coinsurance agreement. These reinsurance agreements cover new and in force business and exclude business reinsured externally. The product risks related to the reinsured business are being managed in PALAC and Prudential Insurance, as applicable. In addition, the living benefit hedging program related to the reinsured living benefit guarantees is being managed within PALAC and Prudential Insurance, as applicable. These series of transactions are collectively referred to as the "Variable Annuities Recapture".
As part of the Variable Annuities Recapture, the Company received invested assets of $4.2 billion as consideration from Pruco Re, which is equivalent to the amount of statutory reserve credit taken as of March 31, 2016 and unwound the associated reinsurance recoverable of $6.3 billion. As a result, the Company recognized a loss of $2.1 billion immediately.
As part of the Variable Annuities Recapture, the Company transferred invested assets of $7 billion and $0.7 billion to PALAC and Prudential Insurance, respectively, and established reinsurance recoverables of $10.3 billion. In addition, the Company received ceding commissions of $3.6 billion and $0.4 billion from PALAC and Prudential Insurance, respectively, of which $1.1 billion and $0.1 billion were in the form of reassignment of debt to PALAC and Prudential Insurance, respectively. Also, the Company unwound its deferred policy acquisition costs ("DAC") and deferred sales inducements ("DSI") balances related to its variable annuity contracts as of March 31, 2016, which was equivalent to the ceding commission. For the reinsurance of the variable annuity base contracts, the Company recognized a loss of $0.2 billion, which was deferred and will subsequently be amortized through "General, administrative and other expenses". For the reinsurance of the living benefit guarantees, the Company recognized a benefit of $2.8 billion immediately since the reinsurance contract is accounted for as a free-standing derivative.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The Company paid a dividend of $2.6 billion to Prudential Insurance, which was then distributed to Prudential Financial.
The impact of these transactions on the Consolidated Statements of Operations and Comprehensive Income (Loss) was as follows:

Day 1 Impact of the Variable Annuities Recapture(1)	Impacts of Recapture	Impacts of Reinsurance	Total Impacts
	(in millions)
REVENUES
Premiums	$0	$(880)	$(880)
Realized investment gains (losses), net	(2,146)	2,951	805
TOTAL REVENUES	(2,146)	2,071	(75)
BENEFITS AND EXPENSES
Policyholders' benefits	0	(547)	(547)
General, administrative and other expenses	0	(211)	(211)
TOTAL BENEFITS AND EXPENSES	0	(758)	(758)
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES	(2,146)	2,829	683
Income tax expense (benefit)	17	(23)	(6)
NET INCOME (LOSS)	$(2,163)	$2,852	$689

(1)	Day 1 Significant Non-Cash Transactions:

•
Consideration transferred includes non-cash activities of $7.7 billion for asset transfers related to the reinsurance transaction with PALAC and Prudential Insurance, partially offset by $4.2 billion of assets received related to the recapture transaction with Pruco Re.

•
The Company received ceding commissions of $3.6 billion and $0.4 billion from PALAC and Prudential Insurance, respectively, of which $1.1 billion and $0.1 billion were in the form of reassignment of debt to PALAC and Prudential Insurance, respectively.

•	Retained earnings includes dividends of $2.8 billion to Prudential Insurance, and then distributed to Prudential Financial, as part of the Variable Annuities Recapture.
Basis of Presentation
The Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). Intercompany balances and transactions have been eliminated.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
The most significant estimates include those used in determining DAC and related amortization; amortization of DSI; valuation of investments including derivatives and the recognition of other-than-temporary impairments (“OTTI”); future policy benefits including guarantees; reinsurance recoverables; provision for income taxes and valuation of deferred tax assets; and accruals for contingent liabilities, including estimates for losses in connection with unresolved legal and regulatory matters.
Revision to Prior Period Consolidated Financial Statements
In 2018, the Company identified an error in the calculation of reserves for certain individual life products that impacted several line items within previously issued consolidated financial statements. Prior period amounts have been revised in the financial statements and related disclosures to correct this error. Management evaluated these adjustments and concluded they were not material to any previously reported quarterly or annual financial statements. See Note 16 for a more detailed description of the revisions and for comparisons of amounts previously reported to the revised amounts.
Reclassifications
Certain amounts in prior periods have been reclassified to conform to the current period presentation.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

2. SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS
ASSETS
Fixed maturities, available-for-sale, at fair value are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available-for-sale” are carried at fair value. See Note 5 for additional information regarding the determination of fair value. The associated unrealized gains and losses, net of tax, and the effect on DAC, DSI, future policy benefits, reinsurance recoverables, and policyholders’ account balances that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss)” (“AOCI”). The purchased cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity or, if applicable, call date.
Interest income, and amortization of premium and accretion of discount are included in “Net investment income” under the effective yield method. Additionally, prepayment premiums are also included in “Net investment income”. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also vary based on other assumptions regarding the underlying collateral, including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of OTTI recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the securities are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to "Net investment income" in accordance with the retrospective method. For mortgage-backed and asset-backed securities rated below AA or those for which an OTTI has been recorded, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments.
Fixed maturities, trading, at fair value consists of fixed maturities that are carried at fair value. Realized and unrealized gains and losses on these investments are reported in “Other income,” and interest and dividend income from these investments is reported in “Net investment income”.

Equity securities, at fair value is comprised of common stock and mutual fund shares, which are carried at fair value. Realized and unrealized gains and losses on these investments are reported in “Other income,” and dividend income is reported in “Net investment income” on the ex-dividend date.
Policy loans represent funds loaned to policyholders up to the cash surrender value of the associated insurance policies and are carried at the unpaid principal balances due to the Company from the policyholders. Interest income on policy loans is recognized in “Net investment income” at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.
Short-term investments primarily consist of highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased. These investments are generally carried at fair value or amortized cost that approximates fair value and include certain money market investments, funds managed similar to regulated money market funds, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments.
Commercial mortgage and other loans consist of commercial mortgage loans and agricultural property loans. Commercial mortgage and other loans held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses and net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances. Interest income, and the amortization of the related premiums or discounts, are included in “Net investment income” under the effective yield method. Prepayment fees are also included in “Net investment income".
Impaired loans include those loans for which it is probable that amounts due will not all be collected according to the contractual terms of the loan agreement. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on loans that are past due, including impaired and non-impaired loans as well as loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income based on the Company’s assessment as to the collectability of the principal. See Note 3 for additional information about the Company’s past due loans.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged to interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.
The Company reviews the performance and credit quality of the commercial mortgage and other loan portfolio on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of two categories. Loans are classified as “closely monitored” when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans “not in good standing” are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining the allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due will not be collected according to the contractual terms of the loan agreement.
Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A loan-to-value ratio less than 100% indicates an excess of collateral value over the loan amount. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan’s current debt payments. A debt service coverage ratio greater than 1.0 times indicates an excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage loan and agricultural property loan portfolios, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, and estimated market value growth rate and volatility for the property type and region. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and agricultural loan portfolios.
The allowance for losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage and other loans, the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan’s effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolios consider the current credit composition of the portfolio based on an internal quality rating as described above. The portfolio reserves are determined using past loan experience, including historical credit migration, loss probability and loss severity factors by property type. These factors are reviewed and updated as appropriate.
The allowance for losses on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. “Realized investment gains (losses), net” includes changes in the allowance for losses. “Realized investment gains (losses), net” also includes gains and losses on sales, certain restructurings, and foreclosures.
When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down of the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.
Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. Additionally, the Company may accept assets in full or partial satisfaction of the debt as part of a troubled debt restructuring. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a “troubled debt restructuring” as defined by authoritative accounting guidance. If the borrower is experiencing financial difficulty and the Company has granted a concession, the restructuring, including those that involve a partial payoff or the receipt of assets in full satisfaction of the debt is deemed to be a troubled debt restructuring. Based on the Company’s credit review process described above, these loans generally would have been deemed impaired prior to the troubled debt restructuring, and specific allowances for losses would have been established prior to the determination that a troubled debt restructuring has occurred.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

In a troubled debt restructuring where the Company receives assets in full satisfaction of the debt, any specific valuation allowance is reversed and a direct write-down of the loan is recorded for the amount of the allowance, and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. When assets are received in partial settlement, the same process is followed, and the remaining loan is evaluated prospectively for impairment based on the credit review process noted above. When a loan is restructured in a troubled debt restructuring, the impairment of the loan is remeasured using the modified terms and the loan’s original effective yield, and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans in accordance with the income recognition policy noted above. Additionally, the loan continues to be subject to the credit review process noted above.
In situations where a loan has been restructured in a troubled debt restructuring and the loan has subsequently defaulted, this factor is considered when evaluating the loan for a specific allowance for losses in accordance with the credit review process noted above.
See Note 3 for additional information about commercial mortgage and other loans that have been restructured in a troubled debt restructuring.
Other invested assets consist of the Company’s non-coupon investments in Limited Partnerships and Limited Liability Companies ("LPs/LLCs") (other than operating joint ventures) and derivative assets. LPs/LLCs interests are accounted for using either the equity method of accounting, or at fair value with changes in fair value reported in “Other income”. The Company’s income from investments in LPs/LLCs accounted for using the equity method, other than the Company’s investments in operating joint ventures, is included in “Net investment income”. The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method (including assessment for OTTI), the Company uses financial information provided by the investee, generally on a one to three-month lag. For the investments reported at fair value with changes in fair value reported in current earnings, the associated realized and unrealized gains and losses are reported in “Other income”.
Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sales of fixed maturity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net OTTI recognized in earnings. Realized investment gains and losses also reflect changes in the allowance for losses on commercial mortgage and other loans, and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment. See “Derivative Financial Instruments” below for additional information regarding the accounting for derivatives.
The Company’s available-for-sale securities with unrealized losses are reviewed quarterly to identify OTTI in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer.
An OTTI is recognized in earnings for a debt security in an unrealized loss position when the Company either (1) has the intent to sell the debt security or (2) it is more likely than not will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the Company analyzes its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment, an OTTI is recognized.
When an OTTI of a debt security has occurred, the amount of the OTTI recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria, the OTTI recognized in earnings is equal to the entire difference between the security’s amortized cost basis and its fair value at the impairment measurement date. For OTTI of debt securities that do not meet these criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in “Other comprehensive income (loss)” (“OCI”). Unrealized gains or losses on securities for which an OTTI has been recognized in earnings is tracked as a separate component of AOCI.
The split between the amount of an OTTI recognized in OCI and the net amount recognized in earnings for debt securities is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also include other assumptions regarding the underlying collateral

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

including default rates and recoveries, which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.
The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an OTTI, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, including increases in cash flow on a prospective basis. In certain cases where there are decreased cash flow expectations, the security is reviewed for further cash flow impairments.
Unrealized investment gains and losses are also considered in determining certain other balances, including DAC, DSI, certain future policy benefits, reinsurance recoverables, policyholders’ account balances and deferred tax assets or liabilities. These balances are adjusted, as applicable, for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. Each of these balances is discussed in greater detail below.
Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments, funds managed similar to regulated money market funds, other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in "Fixed maturities, available-for-sale, at fair value,” and receivables related to securities purchased under agreements to resell (see also "Securities sold under agreements to purchase" below.) The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents.
Deferred policy acquisition costs are related directly to the successful acquisition of new and renewal insurance and annuity business that have been deferred to the extent such costs are deemed recoverable from future profits. Such DAC primarily includes commissions, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully negotiated contracts. In each reporting period, capitalized DAC is amortized to “Amortization of DAC”, net of the accrual of imputed interest on DAC balances. DAC is subject to periodic recoverability testing. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI.
DAC related to universal and variable life products and fixed and variable deferred annuity products are generally deferred and amortized over the expected life of the contracts in proportion to gross profits arising principally from investment margins, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach for equities to derive future equity return assumptions. However, if the projected equity return calculated using this approach is greater than the maximum equity return assumption, the maximum equity return is utilized. Gross profits also include impacts from the embedded derivatives associated with certain of the optional living benefit features of the Company’s variable annuity contracts and related hedging activities. In calculating gross profits, profits and losses related to contracts issued by the Company that are reported in affiliated legal entities other than the Company as a result of, for example, reinsurance agreements with those affiliated entities are also included. The Company is an indirect subsidiary of Prudential Financial, an United States Securities and Exchange Commission (the "SEC") registrant, and has extensive transactions and relationships with other subsidiaries of Prudential Financial, including reinsurance agreements, as described in Note 9. Incorporating all product-related profits and losses in gross profits, including those that are reported in affiliated legal entities, produces a DAC amortization pattern representative of the total economics of the products. Total gross profits include both actual gross profits and estimates of gross profits for future periods. The Company regularly evaluates and adjusts DAC balances with a corresponding charge or credit to current period earnings, representing a cumulative adjustment to all prior periods’ amortization, for the impact of actual gross profits and changes in the Company's projections of estimated future gross profits. Adjustments to DAC balances include: (i) annual review of assumptions that reflect the comprehensive review of the assumptions used in estimating gross profits for future periods, (ii) quarterly adjustments for current period experience (also referred to as “experience true-up” adjustments) that reflect the impact of differences between actual gross profits for a given period and the previously estimated expected gross profits for that period, and (iii) quarterly adjustments for market performance (also referred to as “experience unlocking”) that reflect the impact of changes to the Company's estimate of total gross profits to reflect actual fund performance and market conditions.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a non-integrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies. See Note 6 for additional information regarding DAC.
Deferred sales inducements represent various types of sales inducements to contractholders primarily related to fixed and variable deferred annuity contracts. The Company defers sales inducements and amortizes them over the expected life of the policy using the same methodology and assumptions used to amortize DAC. Sales inducements balances are subject to periodic recoverability testing. The Company records amortization of deferred sales inducements in “Interest credited to policyholders’ account balances.” Deferred sales inducements for applicable products are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. There was no deferred sales inducements balance at December 31, 2018 and 2017. See Note 8 for additional information regarding sales inducements.
Accrued investment income primarily includes accruals of interest and dividend income from investments that have been earned but not yet received.
Reinsurance recoverables include corresponding receivables associated with reinsurance arrangements with affiliates and third-party reinsurers. For additional information about these arrangements see Note 9.
Other assets consist primarily of premiums due, deferred loss on reinsurance with affiliates, receivables resulting from sales of securities that had not yet settled at the balance sheet date, prepaid tax expenses, and the Company’s investments in operating joint ventures. Investments in operating joint ventures are generally accounted for under the equity method. The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary.
Separate account assets represent segregated funds that are invested for certain contractholders and other customers. The assets consist primarily of equity securities, fixed maturities, and real estate related investments and are reported at fair value. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the contractholders, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and realized investment gains or losses from separate accounts generally accrue to the contractholders and are not included in the Company’s consolidated results of operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income”. Asset administration fees charged to the accounts are included in “Asset administration fees”. See Note 8 for additional information regarding separate account arrangements with contractual guarantees. See also “Separate account liabilities” below.
LIABILITIES
Policyholders’ account balances liability represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is primarily associated with the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance, as applicable. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues. See Note 7 for additional information regarding policyholders’ account balances.
Future policy benefits liability includes liabilities related to certain long-duration life and annuity contracts, which are discussed more fully in Note 8. These liabilities represent reserves for the guaranteed minimum death and optional living benefit features on our variable annuity products and no lapse guarantees for our variable and universal life products. The optional living benefits are primarily accounted for as embedded derivatives, with fair values calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. For additional information regarding the valuation of these optional living benefit features, see Note 5.
The Company’s liability for future policy benefits also includes reserves based on the present value of estimated future payments to or on behalf of policyholders related to contracts that have fixed and guaranteed terms, where the timing and amount of payment depends on policyholder mortality and maintenance expenses less the present value of future net premiums. Expected mortality is generally based on Company experience, industry data, and/or other factors. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality, morbidity and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

reserves. Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. Premium deficiency reserves do not include a provision for the risk of adverse deviation. Any adjustments to future policy benefit reserves related to net unrealized gains on securities classified as available-for-sale are included in AOCI. See Note 7 for additional information regarding future policy benefits.
Cash collateral for loaned securities represent liabilities to return cash proceeds from security lending transactions. Securities lending transactions are used primarily to earn spread income, to borrow funds, or to facilitate trading activity. As part of securities lending transactions, the Company transfers U.S. and foreign debt and equity securities, as well as U.S. government and government agency securities, and receives cash as collateral. Cash proceeds from securities lending transactions are used to earn spread income, and are typically invested in cash equivalents, short-term investments or fixed maturities. Securities lending transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities lending transactions are with large brokerage firms and large banks. Income and expenses associated with securities lending transactions used to earn spread income are reported as “Net investment income”; however, for securities lending transactions used for funding purposes the associated rebate is reported as interest expense (included in “General, administrative and other expenses”).
Securities sold under agreements to repurchase represent liabilities associated with securities repurchase agreements which are used primarily to earn spread income, to borrow funds, or to facilitate trading activity. As part of securities repurchase agreements, the Company transfers U.S. government and government agency securities to a third-party, and receives cash as collateral. For securities repurchase agreements used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities. Receivables associated with securities purchased under agreements to resell are generally reflected as cash equivalents (see also "Cash and cash equivalents" above). As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities.
Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities either directly or through a third-party custodian. These securities are valued daily and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. Securities to be resold are the same, or substantially the same, as the securities received. The majority of these transactions are with large brokerage firms and large banks. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. The Company obtains collateral in an amount at least equal to 95% of the fair value of the securities sold. Securities to be repurchased are the same, or substantially the same, as those sold. The majority of these transactions are with highly rated money market funds. Income and expenses related to these transactions executed within the insurance companies used to earn spread income are reported as “Net investment income”; however, for transactions used for funding purposes, the associated borrowing cost is reported as interest expense (included in “General, administrative and other expenses”). Income and expenses related to these transactions executed within the Company’s derivative operations are reported in “Other income”.
Income taxes liability primarily represents the net deferred tax liability and the Company’s estimated taxes payable for the current year and open audit years.
The Company is a member of the federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.
Items required by tax regulations to be included in the tax return may differ from the items reflected in the financial statements. As a result, the effective tax rate reflected in the financial statements may be different than the actual rate applied on the tax return. Some of these differences are permanent such as expenses that are not deductible in the Company’s tax return, and some differences are temporary, reversing over time, such as valuation of insurance reserves. Temporary differences create deferred tax assets and liabilities. Deferred tax assets generally represent items that can be used as a tax deduction or credit in future years for which the Company has already recorded the tax benefit in the Company’s Consolidated Statements of Operations. Deferred tax liabilities generally represent tax expense recognized in the Company’s financial statements for which payment has been deferred, or expenditures for which the Company has already taken a deduction in the Company’s tax returns but have not yet been recognized in the Company’s financial statements.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. The application of U.S. GAAP requires the Company to evaluate the recoverability of the Company’s deferred tax assets and establish a valuation allowance if necessary to reduce the Company’s deferred tax assets to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. See Note 10 for a discussion of factors considered when evaluating the need for a valuation allowance.
In December of 2017, SEC staff issued "SAB 118, Income Tax Accounting Implications of the Tax Cuts and Jobs Act" ("SAB 118"), which allowed registrants to record provisional amounts during a ‘measurement period’ not to extend beyond one year. Under the relief provided by SAB 118, a company could recognize provisional amounts when it did not have the necessary information available, prepared or analyzed in reasonable detail to complete its accounting for the change in tax law. See Note 10 for a discussion of provisional amounts related to the U.S. Tax Cuts and Jobs Act of 2017 ("Tax Act of 2017") recorded in 2017 and adjustments to provisional amounts recorded in 2018.
U.S. GAAP prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. The application of this guidance is a two-step process. First, the Company determines whether it is more likely than not, based on the technical merits, that the tax position will be sustained upon examination. If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step is measurement. The Company measures the tax position as the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate resolution with a taxing authority that has full knowledge of all relevant information. This measurement considers the amounts and probabilities of the outcomes that could be realized upon ultimate settlement using the facts, circumstances, and information available at the reporting date.
The Company’s liability for income taxes includes a liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 10 for additional information regarding income taxes.
Other liabilities consist primarily of accrued expenses, reinsurance payables, and technical overdrafts.
Separate account liabilities primarily represent the contractholders’ account balance in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. See also “Separate account assets” above.
Short-term and long-term debt liabilities are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium and debt issue costs. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Interest expense is generally presented within “General, administrative and other expenses” in the Company’s Consolidated Statements of Operations. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term debt items for which the Company has the intent and ability to refinance on a long-term basis in the near term. See Note 13 for additional information regarding short-term and long-term debt.
Commitments and contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual. These accruals are generally reported in “Other liabilities”.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

REVENUES AND BENEFITS AND EXPENSES
Insurance Revenue and Expense Recognition
Premiums from individual life products, other than universal and variable life contracts, are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is generally deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium valuation methodology.
Premiums from single premium immediate annuities with life contingencies are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium is generally deferred and recognized into revenue based on expected future benefit payments. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium methodology.
Certain individual annuity contracts provide the contractholder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts. The Company also provides contracts with certain living benefits which are considered embedded derivatives. See Note 8 for additional information regarding these contracts.
Amounts received as payment for universal or variable individual life contracts, deferred fixed or variable annuities and other contracts without life contingencies are reported as deposits to “Policyholders’ account balances” and/or “Separate account liabilities.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality and other benefit charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are generally deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC and DSI.
Asset administration fees primarily include asset administration fee income received on contractholders’ account balances invested in The Prudential Series Funds, which are a portfolio of mutual fund investments related to the Company’s separate account products. Also, the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust ("AST") (see Note 13). In addition, the Company receives fees from contractholders’ account balances invested in funds managed by companies other than affiliates of Prudential Insurance. Asset administration fees are recognized as income when earned.
Other income includes realized and unrealized gains or losses from investments reported as “Fixed maturities, trading, at fair value”, “Equity securities, at fair value,” and “Other invested assets” that are measured at fair value.
OTHER ACCOUNTING POLICIES
Derivative Financial Instruments
Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk ("NPR") used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter (“OTC”) market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.
Derivatives are used to manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 4, all realized and unrealized changes in fair value of derivatives are recorded in current earnings, with the exception of the effective portion of cash flow hedges. Cash flows from derivatives are reported in the operating, investing or financing activities sections in the Consolidated Statements of Cash Flows based on the nature and purpose of the derivative.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Derivatives are recorded either as assets, within “Other invested assets”, or as liabilities, within “Payables to parent and affiliates”, except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.
The Company designates derivatives as either (1) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); or (2) a derivative that does not qualify for hedge accounting.
To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in “Realized investment gains (losses), net".
The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.
When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in AOCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the Consolidated Statements of Operations line item associated with the hedged item.
If it is determined that a derivative no longer qualifies as an effective cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net”. The component of AOCI related to discontinued cash flow hedges is reclassified to the Consolidated Statements of Operations line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.
When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net”. Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net”. Gains and losses that were in AOCI pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net”.
If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.
The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to carry the entire instrument at fair value and report it within “Fixed maturities, trading, at fair value” or “Equity securities, at fair value".

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The Company sells variable annuity contracts that include optional living benefit features that may be treated from an accounting perspective as embedded derivatives. The Company had reinsurance agreements to transfer the risks related to certain of these benefit features to an affiliate, Pruco Re through March 31, 2016. Effective April 1, 2016, the Company recaptured the risks related to its variable annuity living benefit guarantees that were previously reinsured to Pruco Re. In addition, the Company reinsured variable annuity base contracts, along with the living benefit guarantees, to PALAC, excluding the PLNJ business, which was reinsured to Prudential Insurance, in each case under a coinsurance and modified coinsurance agreement. See Note 1 for additional information. The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value and included in “Future policy benefits" and “Reinsurance recoverables”. Changes in the fair value are determined using valuation models as described in Note 5 and are recorded in “Realized investment gains (losses), net".
The Company, excluding its subsidiary, also sells certain universal life products that contain a no lapse guarantee provision that was reinsured with an affiliate, Universal Prudential Arizona Reinsurance Company (“UPARC”). The reinsurance of this no-lapse guarantee resulted in an embedded derivative that incurred market risk primarily in the form of interest rate risk which at times resulted in changes in the reinsurance recoverables that are carried at fair value and included in “Reinsurance recoverables,” for which charges are recorded in “Realized investment gains (losses), net". The Company amended or entered into multiple reinsurance transactions (see Note 9). The settlement of recapture and coinsurance premiums related to these reinsurance transactions occurred subsequent to the effective date of the reinsurance transaction. As a result, the recapture and coinsurance premiums were treated as if settled on the effective date and adjusted for the time elapsed between this date and the settlement date. This adjustment was equal to the earned interest and changes in market values from the effective date through the settlement date related to fixed maturity securities from an asset portfolio within the affiliate company. This settlement feature was accounted for as a derivative. As a result of the recapture of the no-lapse guarantee risk from UPARC by Pruco Life on July 1, 2017, as described in Note 9, this embedded derivative was eliminated.
Accounting for Certain Reinsurance Contracts in the Individual Life Business
In 2017, the Company recognized a pre-tax charge of $2 million, reflecting a change in estimate of reinsurance cash flows associated with universal life products as well as a change in method of reflecting these cash flows in the financial statements. Under the previous method of accounting, with the exception of recoveries pertaining to no lapse guarantees, reinsurance cash flows (e.g., premiums and recoveries) were generally recognized as they occurred. Under the new method, the expected reinsurance cash flows are recognized more ratably over the life of the underlying reinsured policies. In conjunction with this change, the way in which reinsurance is reflected in estimated gross profits used for the amortization of unearned revenue reserves and DAC was also revised. The change represents a change in accounting estimate effected by a change in accounting principle and was included within the Company’s annual reviews and update of assumptions and other refinements. The change in accounting estimate reflected insights gained from revised cash flow modeling enabled by a systems conversion, which prompted the change to a preferable accounting method. This new methodology is viewed as preferable as the Company believes it better reflects the economics of reinsurance transactions by aligning the results of reinsurance activity more closely to the underlying direct insurance activity and by better reflecting the profit pattern of this business for purposes of the amortization of the balances noted above.
The impacts of the pre-tax charge of $2 million in the second quarter of 2017 were as follows:

Impact of Change in Accounting for Certain Reinsurance Contracts(1)
(in millions)
Decrease in Policy charges and fee income	$(236)
Decrease in Policyholders' benefits	253
Increase in Amortization of deferred policy acquisition costs	(19)
Pre-tax charge to income	$(2)

(1)
The corresponding impacts to the Consolidated Statement of Financial Position were a $284 million increase in "Other liabilities", a $247 million increase in "Reinsurance recoverables", a $48 million decrease in "Policyholders’ account balances", a $19 million decrease in "Deferred policy acquisition costs" and a $6 million decrease in "Future policy benefits".

RECENT ACCOUNTING PRONOUNCEMENTS
Changes to U.S. GAAP are established by the Financial Accounting Standards Board ("FASB") in the form of Accounting Standards Updates ("ASU") to the FASB Accounting Standards Codification. The Company considers the applicability and impact of all ASU. ASU listed below include those that have been adopted during the current fiscal year and/or those that have been issued but not yet adopted as of the date of this filing. ASU not listed below were assessed and determined to be either not applicable or not material.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Adoption of ASU 2016-01

Effective January 1, 2018, the Company adopted ASU 2016-01, Financial Instruments - Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Liabilities using a modified retrospective method. Adoption of this ASU impacted the Company’s accounting and presentation related to equity investments. The most significant impact is that the changes in fair value of equity securities previously classified as “available for sale” are to be reported in net income within “Other income” in the Consolidated Statements of Operations. Prior to this, the changes in fair value on equity securities classified as “available for sale” were reported in AOCI.

The impacts of this ASU on the Company’s Consolidated Financial Statements can be categorized as follows: (1) Changes to the presentation within the Consolidated Statements of Financial Position; (2) Cumulative-effect Adjustment Upon Adoption; and (3) Changes to Accounting Policies. Each of these components is described below.

(1) Changes to the presentation within the Consolidated Statements of Financial Position

Because of the fundamental accounting changes as described in section "(3) Changes to Accounting Policies" below, the Company determined that changes to the presentation of certain balances in the investment section of the Company’s Consolidated Statements of Financial Position were also necessary to maintain clarity and logical presentation. The table below illustrates these changes by presenting the balances as previously reported in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 and the reclassifications that were made, along with a footnote explanation of each reclassification.

	December 31, 2017
	As previously reported	Reclassifications			As currently reported
Consolidated Statements of Financial Position Line Items		(1)	(2)	(3)
	(in thousands)
Fixed maturities, available-for-sale, at fair value	$5,223,302				$5,223,302
*Fixed maturities, trading, at fair value	0		38,793		38,793
~~Equity securities, available-for-sale, at fair value~~ 	23,122	(23,122)			0
*Equity securities, at fair value	0	23,122	17,488		40,610
~~Trading account assets, at fair value~~	56,281		(56,281)		0
Policy loans	1,161,101				1,161,101
Short-term investments	1,339				1,339
Commercial mortgage and other loans	1,083,419				1,083,419
~~Other long-term investments~~	263,074			(263,074)	0
*Other invested assets	0			263,074	263,074
Total investments	$7,811,638	$0	$0	$0	$7,811,638
* - New line item effective January 1, 2018.
~~Strikethrough~~ - Eliminated line item effective January 1, 2018.

(1)	Retitled “Equity securities, available-for-sale, at fair value” to “Equity securities, at fair value” as equity securities can no longer be described as available-for-sale.

(2)	Eliminated the line item “Trading account assets, at fair value” and reclassified each component to another line item.

(3)	Retitled “Other long-term investments” to “Other invested assets”.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

(2) Cumulative-effect Adjustment Upon Adoption

The provisions of ASU 2016-01 require that the Company apply the amendments through a cumulative-effect adjustment to the Consolidated Statements of Financial Position as of the beginning of the fiscal year of adoption. The following table illustrates the impact on the Company’s Consolidated Statement of Financial Position as a result of recording this cumulative-effect adjustment on January 1, 2018.

Summary of ASU 2016-01 Transition Impacts on the Consolidated Statement
of Financial Position upon Adoption on January 1, 2018
(in thousands)
Increase / (Decrease)
Other invested assets	$8,097
Total assets	$8,097
Income taxes payable	$1,700
Total liabilities	1,700
Accumulated other comprehensive income (loss)	(1,539)
Retained earnings	7,936
Total equity	6,397
Total liabilities and equity	$8,097

(3) Changes to Accounting Policies

The narrative description of our significant accounting policies at the beginning of this Note reflects our policies as of December 31, 2018, including policies associated with the adoption of ASU 2016-01.

Other ASU adopted during the twelve months ended December 31, 2018

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2014-09, Revenue from Contracts with Customers (Topic 606)
The ASU is based on the core principle that revenue is recognized to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods and services. The standard also requires additional disclosures about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, and assets recognized from the costs to obtain or fulfill a contract with a customer. Revenue recognition for insurance contracts and financial instruments is explicitly scoped out of the standard.
		January 1, 2018 using the modified retrospective method which included a cumulative-effect adjustment on the balance sheet as of the beginning of the fiscal year of adoption.	Adoption of the ASU did not have an impact on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments (a Consensus of the Emerging Issues Task Force)
This ASU addresses diversity in practice in how certain cash receipts and cash payments are presented and classified in the statement of cash flows. The standard provides clarity on the treatment of eight specifically defined types of cash inflows and outflows.
	January 1, 2018 using the retrospective method (with early adoption permitted provided that all amendments are adopted in the same period).	Adoption of the ASU did not have a significant impact on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.
ASU 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash
In November 2016, the FASB issued this ASU to address diversity in practice from entities classifying and presenting transfers between cash and restricted cash as operating, investing, or financing activities, or as a combination of those activities in the Statement of Cash Flows. The ASU requires entities to show the changes in the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the Statement of Cash Flows. As a result, transfers between such categories will no longer be presented in the Statement of Cash Flows.
	January 1, 2018 using the retrospective method (with early adoption permitted).	Adoption of the ASU did not have a significant impact on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.
ASU 2018-02, Income Statement - Reporting Comprehensive Income (Topic 220): Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income (Loss)
In February 2018, this ASU was issued following the enactment of the Tax Act of 2017. This ASU allows an entity to elect a reclassification from AOCI to retained earnings for stranded effects resulting from the Tax Act of 2017.

January 1, 2019 with early adoption permitted. The ASU should be applied either in the period of adoption or retrospectively to each period in which the effect of the change in the U.S. federal corporate income tax rate in the Tax Act of 2017 is recognized.

The Company early adopted the ASU effective January 1, 2018 and elected to apply the ASU in the period of adoption subsequent to recording the adoption impacts of ASU 2016-01 as described above. As a result, the Company reclassified stranded effects resulting from the Tax Act of 2017 by increasing AOCI and decreasing retained earnings, each by $30.4 million. Stranded effects unrelated to the Tax Act of 2017 are generally released from AOCI when an entire portfolio of the type of item related to the stranded effect is liquidated, sold or extinguished (i.e., portfolio approach).

ASU issued but not yet adopted as of December 31, 2018 — ASU 2018-12

ASU 2018-12, Financial Services - Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts, was issued by the FASB on August 15, 2018 and is expected to have a significant impact on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements. The ASU is effective January 1, 2021 (with early adoption permitted), and will impact, at least to some extent, the accounting and disclosure requirements for all long-duration insurance and investment contracts issued by the Company. Outlined below are four key areas of change, although there are other changes not noted below. In addition to the impacts to the balance sheet upon adoption, the Company also expects an impact to how earnings emerge thereafter.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

ASU 2018-12 Amended Topic	Description	Method of adoption	Effect on the financial statements or other significant matters
Cash flow assumptions used to measure the liability for future policy benefits for non-participating traditional and limited-pay insurance products
Requires an entity to review, and if necessary, update the cash flow assumptions used to measure the liability for future policy benefits, for both changes in future assumptions and actual experience, at least annually using a retrospective update method with a cumulative catch-up adjustment recorded in a separate line item in the Consolidated Statements of Operations.

An entity may choose one of two adoption methods for the liability for future policy benefits: (1) a modified retrospective transition method whereby the entity will apply the amendments to contracts in force as of the beginning of the earliest period presented on the basis of their existing carrying amounts, adjusted for the removal of any related amounts in AOCI or (2) a full retrospective transition method.
The options for method of adoption and the impacts of such methods are under assessment.
Discount rate assumption used to measure the liability for future policy benefits for non-participating traditional and limited-pay insurance products	Requires discount rate assumptions to be based on an upper-medium grade fixed income instrument yield and will be required to be updated each quarter with the impact recorded through OCI.
As noted above, an entity may choose either a modified retrospective transition method or full retrospective transition method for the liability for future policy benefits. Under either method, for balance sheet remeasurement purposes, the liability for future policy benefits will be remeasured using current discount rates as of the beginning of the earliest period presented with the impact recorded as a cumulative effect adjustment to AOCI.

Upon adoption, under either transition method, there will be an adjustment to AOCI as a result of remeasuring in force contract liabilities using current upper-medium grade fixed income instrument yields. The adjustment upon adoption will largely reflect the difference between the discount rate locked-in at contract inception versus current discount rates at transition. The magnitude of such adjustment is currently being assessed.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Amortization of DAC and other balances
Requires DAC and other balances, such as unearned revenue reserves and DSI, to be amortized on a constant level basis over the expected term of the related contract, independent of expected profitability.

An entity may apply one of two adoption methods: (1) a modified retrospective transition method whereby the entity will apply the amendments to contracts in force as of the beginning of the earliest period presented on the basis of their existing carrying amounts, adjusted for the removal of any related amounts in AOCI or (2) if an entity chooses a full retrospective transition method for its future policy benefits, as described above, it is required to also use a retrospective transition method for DAC and other balances.

The options for method of adoption and the impacts of such methods are under assessment. Under the modified retrospective transition method, the Company would not expect a significant impact to the balance sheet, other than the impact of the removal of any related amounts in AOCI.

Market Risk Benefits
Requires an entity to measure all market risk benefits (e.g., living benefit and death benefit guarantees associated with variable annuities) at fair value with changes in value attributable to changes in an entity’s NPR to be recognized in OCI.
An entity will apply a retrospective transition method which will include a cumulative-effect adjustment on the balance sheet as of the earliest period presented.
Upon adoption, the Company expects an impact to retained earnings for the difference between the fair value and carrying value of benefits not currently measured at fair value (e.g., Guaranteed Minimum Death Benefits ("GMDB") on variable annuities) and an impact from reclassifying the cumulative effect of changes in NPR from retained earnings to AOCI. The magnitude of such adjustments is currently being assessed.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Other ASU issued but not yet adopted as of December 31, 2018

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2016-13, Financial Instruments-Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments
This ASU provides a new current expected credit loss model to account for credit losses on certain financial assets and off-balance sheet exposures (e.g., loans held for investment, debt securities held to maturity, reinsurance receivables, net investments in leases and loan commitments). The model requires an entity to estimate lifetime credit losses related to such financial assets and exposures based on relevant information about past events, current conditions, and reasonable and supportable forecasts that affect the collectability of the reported amount. The standard also modifies the current other-than-temporary impairment standard for available-for-sale debt securities to require the use of an allowance rather than a direct write down of the investment, and replaces existing standard for purchased credit deteriorated loans and debt securities.

January 1, 2020 using the modified retrospective method which will include a cumulative-effect adjustment on the balance sheet as of the beginning of the fiscal year of adoption. However, prospective application is required for purchased credit deteriorated assets previously accounted for under ASU 310-30 and for debt securities for which an other-than-temporary-impairment was recognized prior to the date of adoption. Early adoption is permitted beginning January 1, 2019.

The Company is currently assessing the impact of the ASU on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.
ASU 2017-08, Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20) Premium Amortization on Purchased Callable Debt Securities	This ASU requires certain premiums on callable debt securities to be amortized to the earliest call date.
January 1, 2019 using the modified retrospective method (with early adoption permitted) which will include a cumulative-effect adjustment on the balance sheet as of the beginning of the fiscal year of adoption.
The Company does not expect the adoption of the ASU to have a significant impact on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.
ASU 2017-12, Derivatives and Hedging (Topic 815): Targeted Improvements to Accounting for Hedging Activities	This ASU makes targeted changes to the existing hedge accounting model to better portray the economics of an entity’s risk management activities and to simplify the use of hedge accounting.
January 1, 2019 using the modified retrospective method (with early adoption permitted) which will include a cumulative-effect adjustment on the balance sheet as of the beginning of the fiscal year of adoption.
The Company does not expect the adoption of the ASU to have a significant impact on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

3. INVESTMENTS
Fixed Maturity Securities
The following tables set forth the composition of fixed maturity securities (excluding investments classified as trading), as of the dates indicated:

	December 31, 2018
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI(3)
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$75,049	$2,427	$6	$77,470	$0
Obligations of U.S. states and their political subdivisions	609,955	15,154	2,351	622,758	0
Foreign government bonds	208,009	2,137	8,199	201,947	0
U.S. corporate public securities	1,739,860	46,166	54,401	1,731,625	0
U.S. corporate private securities	890,748	11,181	18,591	883,338	0
Foreign corporate public securities	270,428	3,746	12,151	262,023	0
Foreign corporate private securities	857,604	9,797	40,022	827,379	0
Asset-backed securities(1)	156,818	1,528	750	157,596	(122)
Commercial mortgage-backed securities	347,570	3,353	4,527	346,396	0
Residential mortgage-backed securities(2)	88,862	1,268	1,067	89,063	(177)
Total fixed maturities, available-for-sale	$5,244,903	$96,757	$142,065	$5,199,595	$(299)

(1)	Includes credit-tranched securities collateralized by loan obligations, sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

(3)
Represents the amount of unrealized losses remaining in AOCI, from the impairment measurement date. Amount excludes $0.4 million of net unrealized losses on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

	December 31, 2017(4)
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI(3)
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$95,851	$3,964	$0	$99,815	$0
Obligations of U.S. states and their political subdivisions	597,254	38,204	0	635,458	0
Foreign government bonds	128,058	7,536	496	135,098	0
U.S. corporate public securities	1,634,677	149,054	2,642	1,781,089	(215)
U.S. corporate private securities	931,113	32,180	2,055	961,238	0
Foreign corporate public securities	170,503	12,681	732	182,452	0
Foreign corporate private securities	815,462	46,387	10,183	851,666	0
Asset-backed securities(1)	179,935	2,519	26	182,428	(138)
Commercial mortgage-backed securities	320,223	5,148	2,539	322,832	0
Residential mortgage-backed securities(2)	68,868	2,527	169	71,226	(220)
Total fixed maturities, available-for-sale	$4,941,944	$300,200	$18,842	$5,223,302	$(573)

(1)	Includes credit-tranched securities collateralized by loan obligations, sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

(3)
Represents the amount of unrealized losses remaining in AOCI, from the impairment measurement date. Amount excludes $2.2 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

(4)	Prior period amounts have been reclassified to conform to current period presentation.
The following tables set forth the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities had been in a continuous unrealized loss position, as of the dates indicated:

	December 31, 2018
	Less Than Twelve Months		Twelve Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$0	$630	$6	$630	$6
Obligations of U.S. states and their political subdivisions	124,776	1,571	31,215	780	155,991	2,351
Foreign government bonds	77,055	3,184	59,700	5,015	136,755	8,199
U.S. corporate public securities	784,916	37,635	213,147	16,766	998,063	54,401
U.S. corporate private securities	263,934	9,159	287,031	9,432	550,965	18,591
Foreign corporate public securities	124,764	6,286	72,725	5,865	197,489	12,151
Foreign corporate private securities	424,921	22,605	127,201	17,417	552,122	40,022
Asset-backed securities	112,527	650	6,523	100	119,050	750
Commercial mortgage-backed securities	49,616	434	116,786	4,093	166,402	4,527
Residential mortgage-backed securities	34,249	240	32,432	827	66,681	1,067
Total fixed maturities, available-for-sale	$1,996,758	$81,764	$947,390	$60,301	$2,944,148	$142,065

	December 31, 2017(1)
	Less Than Twelve Months		Twelve Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$0	$0	$0	$0	$0
Obligations of U.S. states and their political subdivisions	0	0	0	0	0	0
Foreign government bonds	16,522	210	11,959	286	28,481	496
U.S. corporate public securities	39,213	305	107,332	2,337	146,545	2,642
U.S. corporate private securities	89,441	1,102	40,276	953	129,717	2,055
Foreign corporate public securities	27,079	190	8,390	542	35,469	732
Foreign corporate private securities	61,515	530	151,933	9,653	213,448	10,183
Asset-backed securities	6,351	22	317	4	6,668	26
Commercial mortgage-backed securities	49,823	285	93,403	2,254	143,226	2,539
Residential mortgage-backed securities	8,030	28	6,160	141	14,190	169
Total fixed maturities, available-for-sale	$297,974	$2,672	$419,770	$16,170	$717,744	$18,842

(1)	Prior period amounts have been reclassified to conform to current period presentation.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

As of December 31, 2018 and 2017, the gross unrealized losses on fixed maturity securities were composed of $121.3 million and $13.9 million, respectively, related to “1” highest quality or “2” high quality securities based on the National Association of Insurance Commissioners (“NAIC”) or equivalent rating and $20.8 million and $4.9 million, respectively, related to other than high or highest quality securities based on NAIC or equivalent rating. As of December 31, 2018, the $60.3 million of gross unrealized losses of twelve months or more were concentrated in the Company's corporate securities within the finance, energy and consumer non-cyclical sectors. As of December 31, 2017, the $16.2 million of gross unrealized losses of twelve months or more were concentrated in commercial mortgage-backed securities and in the Company's corporate securities within the energy and finance sectors. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for OTTI for these fixed maturity securities was not warranted at either December 31, 2018 or 2017. These conclusions were based on a detailed analysis of the underlying credit and cash flows on each security. Gross unrealized losses are primarily attributable to general credit spread widening, increases in interest rates and foreign currency exchange rate movements. As of December 31, 2018, the Company did not intend to sell these securities, and it was not more likely than not that the Company would be required to sell these securities before the anticipated recovery of the remaining amortized cost basis.

The following table sets forth the amortized cost and fair value of fixed maturities by contractual maturities, as of the date indicated:

	December 31, 2018
	Amortized Cost	Fair Value
	(in thousands)
Fixed maturities, available-for-sale:
Due in one year or less	$74,061	$74,367
Due after one year through five years	702,071	688,732
Due after five years through ten years	1,053,160	1,037,182
Due after ten years	2,822,361	2,806,259
Asset-backed securities	156,818	157,596
Commercial mortgage-backed securities	347,570	346,396
Residential mortgage-backed securities	88,862	89,063
Total fixed maturities, available-for-sale	$5,244,903	$5,199,595
Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed and residential mortgage-backed securities are shown separately in the table above, as they do not have a single maturity date.
The following table sets forth the sources of fixed maturity proceeds and related investment gains (losses), as well as losses on impairments of fixed maturities, for the periods indicated:

	Years Ended December 31,
	2018	2017	2016
		(in thousands)
Fixed maturities, available-for-sale:
Proceeds from sales(1)	$234,617	$569,151	$833,562
Proceeds from maturities/prepayments	326,664	492,944	495,969
Gross investment gains from sales and maturities	1,370	44,458	94,262
Gross investment losses from sales and maturities	(11,000)	(9,956)	(10,475)
OTTI recognized in earnings(2)	(3,710)	(7,379)	(17,677)

(1)	Includes $(0.1) million, $(0.1) million and $(1.5) million of non-cash related proceeds due to the timing of trade settlements for the years ended December 31, 2018, 2017 and 2016, respectively.

(2)
Excludes the portion of OTTI amounts remaining in OCI, representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of the impairment.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The following table sets forth a rollforward of pre-tax amounts remaining in OCI related to fixed maturity securities with credit loss impairments recognized in earnings, for the periods indicated:

	Years Ended December 31,
	2018	2017
	(in thousands)
Credit loss impairments:
Balance, beginning of period	$4,374	$5,520
New credit loss impairments	0	424
Additional credit loss impairments on securities previously impaired	0	664
Increases due to the passage of time on previously recorded credit losses	539	106
Reductions for securities which matured, paid down, prepaid or were sold during the period	(2,000)	(1,909)
Reductions for securities impaired to fair value during the period(1)	(1,136)	(327)
Accretion of credit loss impairments previously recognized due to an increase in cash flows expected to be collected	(486)	(104)
Assets transferred to parent and affiliates	0	0
Balance, end of period	$1,291	$4,374

(1)
Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

Equity Securities
The net change in unrealized gains (losses) from equity securities still held at period end, recorded within “Other income (loss),” was $(2.8) million during the year ended December 31, 2018. The net change in unrealized gains (losses) from equity securities, still held at period end, recorded within "Other comprehensive income (loss)," was $2.0 million and $3.0 million during the years ended December 31, 2017 and 2016, respectively.
Commercial Mortgage and Other Loans
The following table sets forth the composition of “Commercial mortgage and other loans,” as of the dates indicated:

	December 31, 2018		December 31, 2017
	Amount (in thousands)	% of Total	Amount (in thousands)	% of Total
Commercial mortgage and agricultural property loans by property type:
Apartments/Multi-Family	$362,811	29.9%	$356,694	32.9%
Hospitality	16,083	1.3	16,529	1.5
Industrial	263,999	21.8	180,619	16.7
Office	187,450	15.5	159,646	14.7
Other	131,961	10.9	99,119	9.1
Retail	193,473	16.0	205,367	18.9
Total commercial mortgage loans	1,155,777	95.4	1,017,974	93.8
Agricultural property loans	55,438	4.6	67,239	6.2
Total commercial mortgage and agricultural property loans by property type	1,211,215	100.0%	1,085,213	100.0%
Allowance for credit losses	(2,065)		(1,794)
Total commercial mortgage and other loans	$1,209,150		$1,083,419
As of December 31, 2018, the commercial mortgage and agricultural property loans were secured by properties geographically dispersed throughout the United States (with the largest concentrations in California (21%), Texas (14%) and New York (7%)) and included loans secured by properties in Europe (5%), Australia (4%), and Mexico (2%).

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The following table sets forth the activity in the allowance for credit losses for commercial mortgage and other loans, as of the dates indicated:

	Commercial Mortgage Loans	Agricultural Property Loans	Total
	(in thousands)
Balance at December 31, 2015	$2,587	$64	$2,651
Addition to (release of) allowance for credit losses	(1,074)	(19)	(1,093)
Charge-offs, net of recoveries	0	0	0
Balance at December 31, 2016	$1,513	$45	$1,558
Addition to (release of) allowance for credit losses	215	21	236
Charge-offs, net of recoveries	0	0	0
Balance at December 31, 2017	$1,728	$66	$1,794
Addition to (release of) allowance for credit losses	298	(27)	271
Charge-offs, net of recoveries	0	0	0
Balance at December 31, 2018	$2,026	$39	$2,065
The following tables set forth the allowance for credit losses and the recorded investment in commercial mortgage and other loans, as of the dates indicated:

	December 31, 2018
	Commercial Mortgage Loans	Agricultural Property Loans	Total
	(in thousands)
Allowance for credit losses:
Individually evaluated for impairment	$0	$0	$0
Collectively evaluated for impairment	2,026	39	2,065
Total ending balance(1)	$2,026	$39	$2,065
Recorded investment(2):
Individually evaluated for impairment	$0	$816	$816
Collectively evaluated for impairment	1,155,777	54,622	1,210,399
Total ending balance(1)	$1,155,777	$55,438	$1,211,215

(1)	As of December 31, 2018, there were no loans acquired with deteriorated credit quality.

(2)	Recorded investment reflects the carrying value gross of related allowance.

	December 31, 2017
	Commercial Mortgage Loans	Agricultural Property Loans	Total
	(in thousands)
Allowance for credit losses:
Individually evaluated for impairment	$0	$0	$0
Collectively evaluated for impairment	1,728	66	1,794
Total ending balance(1)	$1,728	$66	$1,794
Recorded investment(2):
Individually evaluated for impairment	$2,316	$1,153	$3,469
Collectively evaluated for impairment	1,015,658	66,086	1,081,744
Total ending balance(1)	$1,017,974	$67,239	$1,085,213

(1)	As of December 31, 2017, there were no loans acquired with deteriorated credit quality.

(2)	Recorded investment reflects the carrying value gross of related allowance.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The following tables set forth certain key credit quality indicators for commercial mortgage and agricultural property loans based upon the recorded investment gross of allowance for credit losses, as of the dates indicated:

	December 31, 2018
	Debt Service Coverage Ratio
	> 1.2X	1.0X to <1.2X	< 1.0X	Total
	(in thousands)
Loan-to-Value Ratio:
0%-59.99%	$696,507	$12,771	$80	$709,358
60%-69.99%	321,586	18,525	0	340,111
70%-79.99%	105,727	27,790	0	133,517
80% or greater	28,000	229	0	28,229
Total commercial mortgage and agricultural property loans	$1,151,820	$59,315	$80	$1,211,215

	December 31, 2017
	Debt Service Coverage Ratio
	> 1.2X	1.0X to <1.2X	< 1.0X	Total
	(in thousands)
Loan-to-Value Ratio:
0%-59.99%	$606,846	$21,709	$705	$629,260
60%-69.99%	333,185	9,594	2,010	344,789
70%-79.99%	84,492	26,439	0	110,931
80% or greater	0	0	233	233
Total commercial mortgage and agricultural property loans	$1,024,523	$57,742	$2,948	$1,085,213
The following tables set forth an aging of past due commercial mortgage and other loans based upon the recorded investment gross of allowance for credit losses, as well as the amount of commercial mortgage and other loans on non-accrual status, as of the dates indicated:

	December 31, 2018
	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Loans	Non-Accrual Status(2)
	(in thousands)
Commercial mortgage loans	$1,155,777	$0	$0	$0	$1,155,777	$0
Agricultural property loans	55,438	0	0	0	55,438	0
Total	$1,211,215	$0	$0	$0	$1,211,215	$0

(1)	As of December 31, 2018, there were no loans in this category accruing interest.

(2)	For additional information regarding the Company's policies for accruing interest on loans, see Note 2.

	December 31, 2017
	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Loans	Non-Accrual Status(2)
	(in thousands)
Commercial mortgage loans	$1,017,974	$0	$0	$0	$1,017,974	$0
Agricultural property loans	67,239	0	0	0	67,239	0
Total	$1,085,213	$0	$0	$0	$1,085,213	$0

(1)	As of December 31, 2017, there were no loans in this category accruing interest.

(2)	For additional information regarding the Company's policies for accruing interest on loans, see Note 2.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

For the year ended December 31, 2018, there were $3 million of commercial mortgage and other loans acquired, other than those through direct origination. For the year ended December 31, 2017, there were no commercial mortgage and other loans acquired, other than those through direct origination. For the year ended December 31, 2018, there were no commercial mortgage and other loans sold. For the year ended December 31, 2017, there were $147 million of commercial mortgage and other loans sold.
Other Invested Assets
The following table sets forth the composition of “Other invested assets,” as of the dates indicated:

	December 31,
	2018	2017
	(in thousands)
Company's investment in separate accounts	$40,126	$37,404
LPs/LLCs:
Equity method:
Private equity	149,164	123,957
Hedge funds	57,171	53,066
Real estate-related	10,251	7,040
Subtotal equity method	216,586	184,063
Fair value:
Private equity	60,118	35,686
Hedge funds	762	726
Real estate-related	9,024	5,186
Subtotal fair value(1)	69,904	41,598
Total LPs/LLCs	286,490	225,661
Derivative instruments	50,813	9
Total other invested assets(2)	$377,429	$263,074

(1)	As of December 31, 2017, $40.9 million was accounted for using the cost method.

(2)	Prior period amounts have been reclassified to conform to current period presentation. For additional information, see Note 2.

As of both December 31, 2018 and 2017, the Company had no significant equity method investments.

Net Investment Income
The following table sets forth “Net investment income” by investment type, for the periods indicated:

	Years Ended December 31,
	2018	2017	2016
	(in thousands)
Fixed maturities, available-for-sale	$220,942	$230,060	$242,351
Fixed maturities, trading	1,105	834	1,075
Equity securities, at fair value	885	884	977
Commercial mortgage and other loans	49,577	52,127	58,940
Policy loans	66,305	63,884	62,735
Short-term investments and cash equivalents	2,382	1,090	1,767
Other invested assets	2,256	23,518	29,512
Gross investment income	343,452	372,397	397,357
Less: investment expenses	(18,165)	(19,987)	(21,407)
Net investment income(1)	$325,287	$352,410	$375,950

(1)	Prior period amounts have been reclassified to conform to current period presentation.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The carrying value of non-income producing assets included $3.1 million in fixed maturities as of December 31, 2018. Non-income producing assets represent investments that had not produced income for the twelve months preceding December 31, 2018.
Realized Investment Gains (Losses), Net
The following table sets forth “Realized investment gains (losses), net” by investment type, for the periods indicated:

	Years Ended December 31,
	2018	2017	2016
	(in thousands)
Fixed maturities(1)	$(13,340)	$27,123	$66,110
Equity securities(2)	0	(125)	(1,570)
Commercial mortgage and other loans	(271)	(337)	29,584
LPs/LLCs	849	(221)	(229)
Derivatives	(154,208)	(106,625)	664,533
Short-term investments and cash equivalents	(308)	(1)	21
Realized investment gains (losses), net	$(167,278)	$(80,186)	$758,449

(1)	Includes fixed maturity securities classified as available-for-sale and excludes fixed maturity securities classified as trading.

(2)	Effective January 1, 2018, realized gains (losses) on equity securities are recorded within “Other income (loss).”
Net Unrealized Gains (Losses) on Investments within AOCI
The following table sets forth net unrealized gains (losses) on investments, as of the dates indicated:

	December 31,
	2018	2017	2016
	(in thousands)
Fixed maturity securities, available-for-sale—with OTTI	$(689)	$1,609	$4,883
Fixed maturity securities, available-for-sale—all other	(44,619)	279,749	59,755
Equity securities, available-for-sale(1)	0	2,368	366
Derivatives designated as cash flow hedges(2)	22,122	(17,678)	40,931
Affiliated notes	810	4,782	5,056
Other investments	5,055	3,588	1,441
Net unrealized gains (losses) on investments	$(17,321)	$274,418	$112,432

(1)	Effective January 1, 2018, unrealized gains (losses) on equity securities are recorded within “Other income (loss).”

(2)	For more information on cash flow hedges, see Note 4.
Repurchase Agreements and Securities Lending
In the normal course of business, the Company sells securities under agreements to repurchase and enters into securities lending transactions. As of both December 31, 2018 and 2017, the company had no repurchase agreements.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The following table sets forth the composition of “Cash collateral for loaned securities,” which represents the liability to return cash collateral received for the following types of securities loaned, as of the dates indicated:

	December 31, 2018			December 31, 2017
	Remaining Contractual Maturities of the Agreements			Remaining Contractual Maturities of the Agreements
	Overnight & Continuous	Up to 30 Days	Total	Overnight & Continuous	Up to 30 Days	Total
	(in thousands)
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$8,169	$0	$8,169	$0	$22,460	$22,460
Foreign government bonds	0	0	0	6,157	0	6,157
U.S. public corporate securities	628	0	628	4,074	0	4,074
Foreign public corporate securities	2,266	0	2,266	478	0	478
Total cash collateral for loaned securities(1)	$11,063	$0	$11,063	$10,709	$22,460	$33,169

(1)	The Company did not have agreements with remaining contractual maturities of thirty days or greater, as of the dates indicated.
Securities Pledged, Restricted Assets and Special Deposits
The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase, collateralized borrowings and postings of collateral with derivative counterparties. The following table sets forth the carrying value of investments pledged to third parties and the carrying amount of the associated liabilities supported by the pledged collateral, as of the dates indicated:

	December 31,
	2018	2017
	(in thousands)
Pledged collateral:
Fixed maturity securities, available-for-sale	$10,836	$32,109
Total securities pledged	$10,836	$32,109
Liabilities supported by the pledged collateral:
Cash collateral for loaned securities	$11,063	$33,169
Total liabilities supported by the pledged collateral	$11,063	$33,169
In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities purchased under agreements to resell. As of December 31, 2018 and 2017, the fair value of this collateral was $143 million and $148 million, respectively, none of which had either been sold or repledged.
As of December 31, 2018 and 2017, there were fixed maturities of $3.7 million and $3.8 million, respectively, on deposit with governmental authorities or trustees as required by certain insurance laws.
4. DERIVATIVE INSTRUMENTS
Types of Derivative Instruments and Derivative Strategies
Interest Rate Contracts
Interest rate swaps are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities and to hedge against changes in their values it owns or anticipates acquiring or selling.
Swaps may be attributed to specific assets or liabilities or to a portfolio of assets or liabilities. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Equity Contracts
Equity options are used by the Company to manage its exposure to the equity markets which impacts the value of assets and liabilities it owns or anticipates acquiring or selling.
Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range.
Foreign Exchange Contracts
Currency derivatives, including currency swaps and forwards, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.
Under currency forwards, the Company agrees with counterparties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar-denominated earnings are expected to be generated.
Under currency swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party.
Credit Contracts
The Company writes credit protection to gain exposure similar to investment in public fixed maturity cash instruments. With these credit derivatives the Company sells credit protection on a single name reference, or certain index reference, and in return receives a quarterly premium. This premium or credit spread generally corresponds to the difference between the yield on the referenced names (or an index’s referenced names) public fixed maturity cash instruments and swap rates, at the time the agreement is executed. If there is an event of default by the referenced name or one of the referenced names in the index, as defined by the agreement, then the Company is obligated to pay the referenced amount of the contract to the counterparty and receive in return the referenced defaulted security or similar security or (in the case of a credit default index) pay the referenced amount less the auction recovery rate.
In addition to selling credit protection, the Company purchases credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.
Embedded Derivatives
The Company sells certain products (for example, variable annuities) which may include guaranteed benefit features that are accounted for as embedded derivatives; related to these derivatives, the Company has entered into reinsurance agreements with both affiliated and unaffiliated parties. Effective April 1, 2016, the Company entered into reinsurance agreements (previously reinsured to Pruco Re) with affiliates, PALAC and Prudential Insurance. See Note 1 for additional information on the reinsurance agreements. Additionally, the Company has entered into a reinsurance agreement with an external counterparty, Union Hamilton Reinsurance, Ltd. ("Union Hamilton").
In regard to no-lapse guarantee provision on certain universal life products, the Company had reinsured a portion of it to an affiliate, UPARC, through June 30, 2017 and recaptured the reinsurance effective July 1, 2017. See Note 9 for additional information on the recapture.
These embedded derivatives and reinsurance agreements, also accounted for as derivatives, are carried at fair value and marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models, as described in Note 5.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Primary Risks Managed by Derivatives
The table below provides a summary of the gross notional amount and fair value of derivative contracts by the primary underlying risks, excluding embedded derivatives and associated reinsurance recoverables. Many derivative instruments contain multiple underlying risks. The fair value amounts below represent the gross fair value of derivative contracts prior to taking into account the netting effects of master netting agreements, cash collateral, and NPR.

	December 31, 2018			December 31, 2017
		Gross Fair Value			Gross Fair Value
Primary Underlying	Notional	Assets	Liabilities	Notional	Assets	Liabilities
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Currency/Interest Rate
Foreign Currency Swaps	$719,476	$38,333	$(16,638)	$649,905	$18,243	$(44,806)
Total Qualifying Hedges	$719,476	$38,333	$(16,638)	$649,905	$18,243	$(44,806)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate
Interest Rate Swaps	$246,925	$15,665	$(3,174)	$246,925	$23,032	$0
Foreign Currency
Foreign Currency Forwards	23,043	277	(20)	16,320	0	(376)
Credit
Credit Default Swaps	756	0	(9)	1,594	0	(96)
Currency/Interest Rate
Foreign Currency Swaps	98,363	6,303	(2,109)	95,145	4,347	(5,600)
Equity
Equity Options	1,981,693	17,312	(4,912)	1,277,102	69,472	(23,500)
Total Non-Qualifying Hedges	$2,350,780	$39,557	$(10,224)	$1,637,086	$96,851	$(29,572)
Total Derivatives (1)	$3,070,256	$77,890	$(26,862)	$2,286,991	$115,094	$(74,378)

(1)	Excludes embedded derivatives and associated reinsurance recoverables which contain multiple underlying risks.
The fair value of the embedded derivatives, included in "Future policy benefits," was a net liability of $5,589 million and $5,453 million as of December 31, 2018 and December 31, 2017, respectively. The fair value of the related reinsurance recoverables, included in "Reinsurance recoverables" or "Other liabilities" was an asset of $5,600 million and $5,458 million as of December 31, 2018 and December 31, 2017, respectively. Of these reinsurance recoverables, the fair value related to the living benefits guarantee from PALAC and Prudential Insurance was an asset of $5,585 million and $5,445 million and the fair value related to the Prudential Premier® Retirement Variable Annuity with Highest Daily Lifetime Income ("HDI") v.3.0 from Union Hamilton Reinsurance, Ltd. ("Union Hamilton"), an external counterparty, was a net asset of $15 million and $13 million of December 31, 2018 and December 31, 2017, respectively. See Note 9 for additional information on these reinsurance agreements.
The fair value of the embedded derivatives, included in "Policyholders' account balances," was a net liability of $13 million and $47 million as of December 31, 2018 and December 31, 2017, respectively. There were no related reinsurance recoverables at each respective period.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Offsetting Assets and Liabilities
The following table presents recognized derivative instruments (excluding embedded derivatives and associated reinsurance recoverables), and repurchase and reverse repurchase agreements that are offset in the Consolidated Statements of Financial Position, and/or are subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in the Consolidated Statements of Financial Position.

	December 31, 2018
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Consolidated Statement of Financial Position	Net Amounts Presented in the Consolidated Statement of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives(1)	$77,887	$(27,078)	$50,809	$(7,307)	$43,502
Securities purchased under agreements to resell	143,000	0	143,000	(143,000)	0
Total Assets	$220,887	$(27,078)	$193,809	$(150,307)	$43,502
Offsetting of Financial Liabilities:
Derivatives(1)	$26,862	$(26,862)	$0	$0	$0
Securities sold under agreements to repurchase	0	0	0	0	0
Total Liabilities	$26,862	$(26,862)	$0	$0	$0

	December 31, 2017
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Consolidated Statement of Financial Position	Net Amounts Presented in the Consolidated Statement of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives(1)	$115,086	$(115,086)	$0	$0	$0
Securities purchased under agreements to resell	148,000	0	148,000	(148,000)	0
Total Assets	$263,086	$(115,086)	$148,000	$(148,000)	$0
Offsetting of Financial Liabilities:
Derivatives(1)	$74,378	$(69,718)	$4,660	$(245)	$4,415
Securities sold under agreements to repurchase	0	0	0	0	0
Total Liabilities	$74,378	$(69,718)	$4,660	$(245)	$4,415

(1)	Amounts exclude the excess of collateral received/pledged from/to the counterparty.
For information regarding the rights of offset associated with the derivative assets and liabilities in the table above see “Credit Risk” below and Note 13. For securities purchased under agreements to resell and securities sold under agreements to repurchase, the Company monitors the value of the securities and maintains collateral, as appropriate, to protect against credit exposure. Where the Company has entered into repurchase and resale agreements with the same counterparty, in the event of default, the Company would generally be permitted to exercise rights of offset. For additional information on the Company’s accounting policy for securities repurchase and resale agreements, see Note 2 to the Consolidated Financial Statements.
Cash Flow Hedges
The primary derivative instruments used by the Company in its cash flow hedge accounting relationships are currency swaps. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, equity or embedded derivatives in any of its cash flow hedge accounting relationships.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The following tables provide the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship.

	Year Ended December 31, 2018
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI (1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$0	$6,819	$10,066	$39,801
Total cash flow hedges	0	6,819	10,066	39,801
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	(7,688)	0	0	0
Currency	1,475	0	0	0
Currency/Interest Rate	5,398	0	44	0
Credit	(2)	0	0	0
Equity	(27,212)	0	0	0
Embedded Derivatives	(126,179)	0	0	0
Total non-qualifying hedges	(154,208)	0	44	0
Total	$(154,208)	$6,819	$10,110	$39,801

	Year Ended December 31, 2017
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI (1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$0	$6,071	$(8,234)	$(58,609)
Total cash flow hedges	0	6,071	(8,234)	(58,609)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	(1,565)	0	0	0
Currency	(1,316)	0	0	0
Currency/Interest Rate	(7,245)	0	(71)	0
Credit	(46)	0	0	0
Equity	30,466	0	0	0
Embedded Derivatives	(126,919)	0	0	0
Total non-qualifying hedges	(106,625)	0	(71)	0
Total	$(106,625)	$6,071	$(8,305)	$(58,609)

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2016
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI (1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$0	$4,055	$1,638	$(7,340)
Total cash flow hedges	0	4,055	1,638	(7,340)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	186,419	0	0	0
Currency	1,657	0	0	0
Currency/Interest Rate	8,960	0	(15)	0
Credit	(535)	0	0	0
Equity	350	0	0	0
Embedded Derivatives	467,682	0	0	0
Total non-qualifying hedges	664,533	0	(15)	0
Total	$664,533	$4,055	$1,623	$(7,340)

(1)	Amounts deferred in AOCI.
For the years ended December 31, 2018, 2017 and 2016, the ineffective portion of derivatives accounted for using hedge accounting was de minimis to the Company’s results of operations. Also, there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.
Presented below is a rollforward of current period cash flow hedges in AOCI before taxes:

(in thousands)
Balance, December 31, 2015	$48,271
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2016	575
Amount reclassified into current period earnings	(7,915)
Balance, December 31, 2016	40,931
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2017	(59,712)
Amount reclassified into current period earnings	1,103
Balance, December 31, 2017	(17,678)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2018	55,689
Amount reclassified into current period earnings	(15,889)
Balance, December 31, 2018	$22,122
The changes in fair value of cash flow hedges are deferred in AOCI and are included in "Net unrealized investment gains (losses)" in the Consolidated Statements of Operations and Comprehensive Income (Loss); these amounts are then reclassified to earnings when the hedged item affects earnings. Using December 31, 2018 values, it is estimated that a pre-tax gain of $7 million will be reclassified from AOCI to earnings during the subsequent twelve months ending December 31, 2019, offset by amounts pertaining to the hedged items.

The exposures the Company is hedging with these qualifying cash flow hedges include the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Credit Derivatives
The Company has no exposure from credit derivative positions where it has written credit protection as of December 31, 2018 and 2017.
The Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. The Company has outstanding notional amounts of $1 million and $2 million reported at fair value as a liability of $0.0 million and $0.1 million as of December 31, 2018 and 2017, respectively.
Credit Risk
The Company is exposed to credit-related losses in the event of non-performance by counterparty to financial derivative transactions with a positive fair value. The Company manages credit risk by entering into derivative transactions with its affiliate, Prudential Global Funding LLC (“PGF”), related to its OTC derivatives. PGF, in turn, manages its credit risk by: (i) entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties governed by master netting agreement, as applicable; (ii) trading through central clearing and OTC parties; (iii) obtaining collateral, such as cash and securities, when appropriate; and (iv) setting limits on single party credit exposures which are subject to periodic management review.
Substantially all of the Company’s derivative agreements have zero thresholds which require daily full collateralization by the party in a liability position.

5. FAIR VALUE OF ASSETS AND LIABILITIES
Fair Value Measurement – Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:
Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents, short-term investments and equity securities that trade on an active exchange market.
Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not trade in active markets because they are not publicly available), certain short-term investments, certain cash equivalents, and certain OTC derivatives.
Level 3 - Fair value is based on at least one significant unobservable input for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public fixed maturities, certain highly structured OTC derivative contracts, and embedded derivatives resulting from reinsurance or certain products with guaranteed benefits.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Assets and Liabilities by Hierarchy Level - The tables below present the balances of assets and liabilities reported at fair value on a recurring basis, as of the dates indicated.

	As of December 31, 2018
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$47,654	$29,816	$0	$77,470
Obligations of U.S. states and their political subdivisions	0	622,758	0	0	622,758
Foreign government bonds	0	201,947	0	0	201,947
U.S. corporate public securities	0	1,731,623	2	0	1,731,625
U.S. corporate private securities	0	838,497	44,841	0	883,338
Foreign corporate public securities	0	262,023	0	0	262,023
Foreign corporate private securities	0	815,634	11,745	0	827,379
Asset-backed securities(2)	0	151,040	6,556	0	157,596
Commercial mortgage-backed securities	0	346,396	0	0	346,396
Residential mortgage-backed securities	0	89,063	0	0	89,063
Subtotal	0	5,106,635	92,960	0	5,199,595
Fixed maturities, trading	0	41,627	0	0	41,627
Equity securities	131	20,794	15,997	0	36,922
Short-term investments	0	0	0	0	0
Cash equivalents	69,903	147,043	0	0	216,946
Other invested assets(3)	0	77,886	4	(27,078)	50,812
Reinsurance recoverables	0	0	5,600,008	0	5,600,008
Receivables from parent and affiliates	0	125,381	9,261	0	134,642
Subtotal excluding separate account assets	70,034	5,519,366	5,718,230	(27,078)	11,280,552
Separate account assets(4)(5)	0	114,947,872	0	0	114,947,872
Total assets	$70,034	$120,467,238	$5,718,230	$(27,078)	$126,228,424
Future policy benefits(6)	$0	$0	$5,588,840	$0	$5,588,840
Policyholders' account balances	0	0	13,015	0	13,015
Payables to parent and affiliates	0	26,862	0	(26,862)	0
Total liabilities	$0	$26,862	$5,601,855	$(26,862)	$5,601,855

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	As of December 31, 2017
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$80,611	$19,204	$0	$99,815
Obligations of U.S. states and their political subdivisions	0	635,458	0	0	635,458
Foreign government bonds	0	134,924	174	0	135,098
U.S. corporate public securities	0	1,779,935	1,154	0	1,781,089
U.S. corporate private securities	0	901,080	60,158	0	961,238
Foreign corporate public securities	0	182,243	209	0	182,452
Foreign corporate private securities	0	837,766	13,900	0	851,666
Asset-backed securities(2)	0	71,400	111,028	0	182,428
Commercial mortgage-backed securities	0	322,832	0	0	322,832
Residential mortgage-backed securities	0	71,226	0	0	71,226
Subtotal	0	5,017,475	205,827	0	5,223,302
Fixed maturities, trading(7)	0	38,793	0	0	38,793
Equity securities(7)	94	22,991	17,525	0	40,610
Short-term investments	0	0	1,339	0	1,339
Cash equivalents	0	28,007	0	0	28,007
Other invested assets(3)(7)	0	115,094	0	(115,086)	8
Reinsurance recoverables	0	0	5,457,649	0	5,457,649
Receivables from parent and affiliates	0	132,571	0	0	132,571
Subtotal excluding separate account assets	94	5,354,931	5,682,340	(115,086)	10,922,279
Separate account assets(4)(5)	0	125,543,035	0	0	125,543,035
Total assets	$94	$130,897,966	$5,682,340	$(115,086)	$136,465,314
Future policy benefits(6)	$0	$0	$5,452,583	$0	$5,452,583
Policyholders' account balances	0	0	46,651	0	46,651
Payables to parent and affiliates	0	74,378	0	(69,718)	4,660
Total liabilities	$0	$74,378	$5,499,234	$(69,718)	$5,503,894

(1)
“Netting” amounts represent cash collateral of $0.2 million and $45.4 million as of December 31, 2018 and 2017, respectively, and the impact of offsetting asset and liability positions held with the same counterparty, subject to master netting arrangements.

(2)	Includes credit tranched securities collateralized by syndicated bank loans, sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

(3)
Other invested assets excluded from the fair value hierarchy include certain hedge funds, private equity funds and other funds for which fair value is measured at net asset value ("NAV") per share (or its equivalent) as a practical expedient. At December 31, 2018 and 2017 , the fair values of such investments were $70 million and $0.7 million, respectively.

(4)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Consolidated Statements of Financial Position.

(5)
Separate account assets included in the fair value hierarchy exclude investments in entities that calculate NAV per share (or its equivalent) as a practical expedient. Such investments excluded from the fair value hierarchy include investments in real estate, hedge funds and a corporate owned life insurance fund, for which fair value is measured at NAV per share (or its equivalent). At December 31, 2018 and 2017, the fair value of such investments was $4,130 million and $4,113 million, respectively.

(6)
As of December 31, 2018, the net embedded derivative liability position of $5,589 million includes $633 million of embedded derivatives in an asset position and $6,222 million of embedded derivatives in a liability position. As of December 31, 2017, the net embedded derivative liability position of $5,453 million includes $823 million of embedded derivatives in an asset position and $6,276 million of embedded derivatives in a liability position.

(7)	Prior period amounts have been reclassified to conform to current period presentation. See Note 2 for details.

The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Fixed Maturity Securities - The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds, and default rates. If the pricing information received from third-party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.
Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing services is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally-developed valuation. As of December 31, 2018 and 2017, overrides on a net basis were not material. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.
The Company conducts several specific price monitoring activities. Daily analyses identify price changes over predetermined thresholds defined at the financial instrument level. Various pricing integrity reports are reviewed on a daily and monthly basis to determine if pricing is reflective of market activity or if it would warrant any adjustments. Other procedures performed include, but are not limited to, reviews of third-party pricing services methodologies, reviews of pricing trends, and back testing.
The fair values of private fixed maturities, which are originated by internal private asset managers, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and the reduced liquidity associated with private placements. Internal adjustments are made to reflect variation in observed sector spreads. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including, but not limited to observed prices and spreads for similar publicly or privately traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made.
Equity Securities - Equity securities consist principally of investments in common and preferred stock of publicly traded companies, privately traded securities, as well as mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy.
Derivative Instruments - Derivatives are recorded at fair value either as assets, within “Other invested assets”, or as liabilities within “Payables to parent and affiliates”, except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, NPR, liquidity and other factors.
The Company's exchange-traded futures and options include treasury and equity futures. Exchange-traded futures and options are valued using quoted prices in active markets and are classified within Level 1 in the fair value hierarchy.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The majority of the Company’s derivative positions are traded in the OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate and cross-currency swaps, currency forward contracts and single name credit default swaps are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, NPR, volatility and other factors.
The Company’s cleared interest rate swaps and credit derivatives linked to an index are valued using models that utilize actively quoted or observable market inputs, including Overnight Indexed Swap discount rates, obtained from external market data providers, third-party pricing vendors and/or recent trading activity. These derivatives are classified as Level 2 in the fair value hierarchy.
Cash Equivalents and Short-Term Investments - Cash equivalents and short-term investments include money market instruments and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and these investments have primarily been classified within Level 2.
Separate Account Assets - Separate account assets include fixed maturity securities, treasuries, equity securities, real estate, mutual funds, and commercial mortgage loans for which values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and “Equity Securities”.
Receivables from Parent and Affiliates - Receivables from parent and affiliates carried at fair value include affiliated bonds within the Company’s legal entity where fair value is determined consistent with similar securities described above under “Fixed Maturity Securities” managed by affiliated asset managers.
Reinsurance Recoverables - Reinsurance recoverables carried at fair value include the reinsurance of the Company’s living benefit guarantees on certain variable annuity contracts. These guarantees are accounted for as embedded derivatives and are recorded in “Reinsurance recoverables” or “Other liabilities” when fair value is in an asset or liability position, respectively. The methods and assumptions used to estimate the fair value are consistent with those described below in “Future policy benefits”. The reinsurance agreements covering these guarantees are derivatives with fair value determined in the same manner as the living benefit guarantee.
The Company also had an agreement with UPARC, an affiliated captive reinsurance company, to reinsure risks associated with the no-lapse guarantee provision available on a portion of certain universal life products (see Note 9). Under this agreement, the Company paid a premium to UPARC to reinsure the risk of uncollectible policy charges and fees associated with the no-lapse guarantee provision. Reinsurance of this risk was accounted for as an embedded derivative which was included in “Reinsurance recoverables” as of December 31, 2017. The fair value of this embedded derivative is the present value of expected reimbursement from UPARC for cost of insurance charges the Company is unable to collect from policyholders, less the present value of reinsurance premiums that are attributable to the embedded derivative feature. This methodology could result in either an asset or liability, given changes in capital market conditions and various policyholder behavior assumptions. Significant inputs to the valuation model for this embedded derivative included capital market assumptions, such as interest rates, estimated NPR of the counterparty, and various assumptions that are actuarially determined, including lapse rates, premium payment patterns, and mortality rates. Effective July 1, 2017, the Company recaptured the risks related to the no-lapse guarantees that were previously reinsured to UPARC and discontinued the embedded derivative accounting.
Future Policy Benefits - The liability for future policy benefits is related to guarantees primarily associated with the living benefit features of certain variable annuity contracts, including guaranteed minimum accumulation benefits ("GMAB"), guaranteed withdrawal benefits ("GMWB") and guaranteed minimum income and withdrawal benefits ("GMIWB"), accounted for as embedded derivatives. The fair values of these liabilities are calculated as the present value of future expected benefit payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management's judgment.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, the Company’s market-perceived NPR, as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.
Capital market inputs and actual policyholders’ account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets and volatility. In the risk neutral valuation, the initial swap curve drives the total return used to grow the policyholders’ account values. The Company’s discount rate assumption is based on the London Inter-Bank Offered Rate ("LIBOR") swap curve adjusted for an additional spread relative to LIBOR to reflect NPR.
Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. These assumptions are generally updated annually unless a material change that the Company feels is indicative of a long-term trend is observed in an interim period.
Policyholders' Account Balances - The liability for policyholders' account balances is related to certain embedded derivative instruments associated with certain policyholders' account balances. The fair values are determined consistent with similar derivative instruments described above under "Derivative Instruments".

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities - The tables below present quantitative information on significant internally-priced Level 3 assets and liabilities.

	As of December 31, 2018
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum	Maximum	Weighted Average	Impact of Increase in Input on Fair Value(1)
	(in thousands)
Assets:
Corporate securities(2)	$31,503	Discounted cash flow	Discount rate	7.00%	20.00%	10.21%	Decrease
		Liquidation	Liquidation value	40.71%	40.71%	40.71%	Increase
Reinsurance recoverables	$5,600,008	Fair values are determined using the same unobservable inputs as future policy benefits.
Liabilities:
Future policy benefits(3)	$5,588,840	Discounted cash flow	Lapse rate(4)	1%	13%		Decrease
			Spread over LIBOR(5)	0.36%	1.60%		Decrease
			Utilization rate(6)	50%	97%		Increase
			Withdrawal rate	See table footnote (7) below
			Mortality rate(8)	0%	15%		Decrease
			Equity volatility curve	18%	22%		Increase

	As of December 31, 2017
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum	Maximum	Weighted Average	Impact of Increase in Input on Fair Value(1)
	(in thousands)
Assets:
Corporate securities(2)	$36,966	Discounted cash flow	Discount rate	5.06%	22.23%	7.33%	Decrease
		Liquidation	Liquidation value	25.00%	25.00%	25.00%	Increase
Reinsurance recoverables	$5,457,649	Fair values are determined using the same unobservable inputs as future policy benefits.
Liabilities:
Future policy benefits(3)	$5,452,583	Discounted cash flow	Lapse rate(4)	1%	12%		Decrease
			Spread over LIBOR(5)	0.12%	1.10%		Decrease
			Utilization rate(6)	52%	97%		Increase
			Withdrawal rate	See table footnote (7) below
			Mortality rate(8)	0%	14%		Decrease
			Equity volatility curve	13%	24%		Increase

(1)	Conversely, the impact of a decrease in input would have the opposite impact on fair value as that presented in the table.

(2)	Includes assets classified as fixed maturities, available-for-sale.

(3)
Future policy benefits primarily represent general account liabilities for the living benefit features of the Company’s variable annuity contracts which are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

(4)
Lapse rates are adjusted at the contract level based on the in-the-moneyness of the living benefit and reflect other factors, such as the applicability of any surrender charges. Lapse rates are reduced when contracts are more in-the-money. Lapse rates are also generally assumed to be lower for the period where surrender charges apply.

(5)
The spread over the LIBOR swap curve represents the premium added to the proxy for the risk-free rate (LIBOR) to reflect our estimates of rates that a market participant would use to value the living benefit contracts in both the accumulation and payout phases. This spread includes an estimate of NPR, which is the risk that the obligation will not be fulfilled by the Company. NPR is primarily estimated by utilizing the credit spreads associated with issuing funding agreements, adjusted for any illiquidity risk premium. In order to reflect the financial strength ratings of the Company, credit spreads associated with funding agreements, as opposed to credit spread associated with debt, are utilized in developing this estimate because both funding agreements and living benefit contracts are insurance liabilities and are therefore senior to debt.

(6)
The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration and begin lifetime withdrawals at various time intervals from contract inception. The remaining contractholders are assumed to either begin lifetime withdrawals immediately or never utilize the benefit. Utilization assumptions may vary by product type, tax status and age. The impact of changes in these assumptions is highly dependent on the product type, the age of the contractholder at the time of the sale, and the timing of the first lifetime income withdrawal. Range reflects the utilization rate for the vast majority of business with living benefits.

(7)
The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. These assumptions vary based on the age of the contractholder, the tax status of the contract and the duration since the contractholder began lifetime withdrawals. As of December 31, 2018 and 2017, the minimum withdrawal rate assumption is 78% and the maximum withdrawal rate assumption may be greater than 100%. The fair value of the liability will generally increase the closer the withdrawal rate is to 100% and decrease as the withdrawal rate moves further away from 100%.

(8)
Range reflects the mortality rate for the vast majority of business with living benefits, with policyholders ranging from 50 to 90 years old. While the majority of living benefits have a minimum age requirement, certain benefits do not have an age restriction. This results in contractholders for certain benefits with mortality rates approaching 0%. Based on historical experience, the Company applies a set of age and duration specific mortality rate adjustments compared to standard industry tables. A mortality improvement assumption is also incorporated into the overall mortality table.

Interrelationships Between Unobservable Inputs – In addition to the sensitivities of fair value measurements to changes in each unobservable input in isolation, as reflected in the table above, interrelationships between these inputs may also exist, such that a change in one unobservable input may give rise to a change in another, or multiple, inputs. Examples of such interrelationships for significant internally-priced Level 3 assets and liabilities are as follows:
Corporate Securities – The rate used to discount future cash flows reflects current risk-free rates plus credit and liquidity spread requirements that market participants would use to value an asset. The discount rate may be influenced by many factors, including market cycles, expectations of default, collateral, term, and asset complexity. Each of these factors can influence discount rates, either in isolation, or in response to other factors.
Future Policy Benefits – The Company expects efficient benefit utilization and withdrawal rates to generally be correlated with lapse rates. However, behavior is generally highly dependent on the facts and circumstances surrounding the individual contractholder, such as their liquidity needs or tax situation, which could drive lapse behavior independent of other contractholder behavior assumptions. To the extent more efficient contractholder behavior results in greater in-the-moneyness at the contract level, lapse rates may decline for those contracts. Similarly, to the extent that increases in equity volatility are correlated with overall declines in the capital markets, lapse rates may decline as contracts become more in-the-money.
Changes in Level 3 Assets and Liabilities – The following tables describe changes in fair values of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods. When a determination is made to classify assets and liabilities within Level 3, the determination is based on significance of the unobservable inputs in the overall fair value measurement. All transfers are based on changes in the observability of the valuation inputs, including the availability of pricing service information that the Company can validate. Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of indicative broker quotes for assets that were previously valued using observable inputs. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the availability of pricing service information for certain assets that the Company can validate. During the second quarter of 2018, $81 million of investments in collateralized loan obligations (“CLOs”) reported as “Asset-backed securities” were transferred from Level 3 to Level 2 as market activity, liquidity and overall observability of valuation inputs of CLOs have increased.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2018
	Fair Value, beginning of period	Total realized and unrealized gains (losses)(1)	Purchases	Sales	Issuances	Settlements	Other(2)	Transfers into Level 3	Transfers out of Level 3	Fair Value, end of period	Unrealized gains (losses) for assets still held(3)
	(in thousands)
Fixed maturities, available-for-sale:
U.S. government	$19,204	$0	$10,679	$(67)	$0	$0	$0	$0	$0	$29,816	$0
Foreign government	0	(15)	0	0	0	0	174	0	(159)	0	0
Corporate securities(4)	75,421	(6,642)	13,573	(215)	0	(39,459)	15	18,877	(4,982)	56,588	(1,944)
Structured securities(5)	111,028	(540)	31,067	(10,844)	0	(10,216)	0	13,513	(127,452)	6,556	0
Other assets:
Equity securities	17,525	(1,453)	0	(75)	0	0	0	0	0	15,997	(1,453)
Other invested assets	0	(5)	0	0	0	0	0	18	(9)	4	(5)
Short-term investments	1,339	(47)	11,106	(73)	0	(12,311)	(14)	0	0	0	(19)
Cash equivalents	0	(256)	4,987	(465)	0	(4,266)	0	0	0	0	0
Reinsurance recoverables	5,457,649	(782,025)	924,384	0	0	0	0	0	0	5,600,008	(573,853)
Receivables from parent and affiliates	0	47	9,719	0	0	(525)	0	6,551	(6,531)	9,261	0
Liabilities:
Future policy benefits	(5,452,583)	780,261	0	0	(916,518)	0	0	0	0	(5,588,840)	572,088
Policyholders' account balances	(46,651)	24,405	0	0	0	9,231	0	0	0	(13,015)	24,405

	Year Ended December 31, 2018
	Total realized and unrealized gains (losses)				Unrealized gains (losses) for assets still held(3)
	Realized investment gains (losses), net(1)	Other income (loss)	Included in other comprehensive income (loss)	Net investment income	Realized investment gains (losses), net	Other income (loss)
	(in thousands)
Fixed maturities, available-for-sale	$(1,600)	$0	$(6,015)	$418	$(1,944)	$0
Other assets:
Equity securities	0	(1,453)	0	0	0	(1,453)
Other invested assets	(5)	0	0	0	(5)	0
Short-term investments	(47)	0	0	0	(19)	0
Cash equivalents	(256)	0	0	0	0	0
Reinsurance recoverables	(782,025)	0	0	0	(573,853)	0
Receivables from parent and affiliates	0	0	(20)	67	0	0
Liabilities:
Future policy benefits	780,261	0	0	0	572,088	0
Policyholders' account balances	24,405	0	0	0	24,405	0

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2017(7)
	Fair Value, beginning of period	Total realized and unrealized gains (losses)(1)	Purchases	Sales	Issuances	Settlements	Other(2)	Transfers into Level 3	Transfers out of Level 3	Fair Value, end of period	Unrealized gains (losses) for assets still held(3)
	(in thousands)
Fixed maturities, available-for-sale:
U.S. government	$0	$0	$15,634	$0	$0	$0	$3,570	$0	$0	$19,204	$0
Foreign government	0	0	0	0	0	0	0	0	0	0	0
Corporate securities(4)	102,556	(450)	18,022	(52,287)	0	(24,770)	(3,582)	42,125	(6,193)	75,421	(2,736)
Structured securities(5)	19,856	1,133	110,224	(7,471)	0	(55,372)	0	78,159	(35,501)	111,028	0
Other assets:
Equity securities(6)	15,845	1,669	0	0	0	0	11	0	0	17,525	2,345
Other invested assets(6)	0	0	0	0	0	0	0	16	(16)	0	0
Short-term investments	0	0	8,425	(1)	0	(7,085)	0	0	0	1,339	0
Cash equivalents	0	0	0	0	0	0	0	0	0	0	0
Reinsurance recoverables	5,474,263	(158,623)	902,110	0	0	0	(760,101)	0	0	5,457,649	(315,998)
Receivables from parent and affiliates	6,493	0	0	0	0	0	0	0	(6,493)	0	0
Liabilities:
Future policy benefits	(5,041,007)	463,432	0	0	(875,008)	0	0	0	0	(5,452,583)	313,532
Policyholders' account balances	(20,337)	(30,991)	0	0	0	4,677	0	0	0	(46,651)	(30,991)

	Year Ended December 31, 2017(7)
	Total realized and unrealized gains (losses)				Unrealized gains (losses) for assets still held(3)
	Realized investment gains (losses), net(1)	Other income (loss)	Included in other comprehensive income (loss)	Net investment income	Realized investment gains (losses), net	Other income (loss)
	(in thousands)
Fixed maturities, available-for-sale	$2,001	$0	$(1,588)	$270	$(2,736)	$0
Other assets:
Equity securities(6)	1,707	0	(38)	0	0	2,345
Other invested assets(6)	0	0	0	0	0	0
Short-term investments	0	0	0	0	0	0
Cash equivalents	0	0	0	0	0	0
Reinsurance recoverables	(158,623)	0	0	0	(315,998)	0
Receivables from parent and affiliates	0	0	0	0	0	0
Liabilities:
Future policy benefits	463,432	0	0	0	313,532	0
Policyholders' account balances	(30,991)	0	0	0	(30,991)	0

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The following tables summarize the portion of changes in fair values of Level 3 assets and liabilities included in earnings and OCI for the year ended December 31, 2016, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held as of December 31, 2016.

	Year Ended December 31, 2016(7)
	Total realized and unrealized gains (losses)				Unrealized gains (losses) for assets still held(3)
	Realized investment gains (losses), net(1)	Other income (loss)	Included in other comprehensive income (loss)	Net investment income	Realized investment gains (losses), net	Other income (loss)
	(in thousands)
Fixed maturities, available-for-sale	$(1,168)	$(32)	$(860)	$203	$(1,938)	$0
Other assets:
Equity securities(6)	0	192	(90)	0	0	(769)
Other invested assets(6)	0	0	0	(67)	0	0
Short-term investments	0	0	0	0	0	0
Cash equivalents	0	0	0	0	0	0
Reinsurance recoverables	(281,009)	0	0	0	4,326,977	0
Receivables from parent and affiliates	(13)	0	16	0	0	0
Liabilities:
Future policy benefits	975,823	0	0	0	866,386	0
Policyholders' account balances	(8,463)	0	0	0	(8,463)	0

(1)
Realized investment gains (losses) on future policy benefits and reinsurance recoverables primarily represent the change in the fair value of the Company's living benefit guarantees on certain of its variable annuity contracts.

(2)
Other, except for Reinsurance recoverables, primarily represents reclassifications of certain assets and liabilities between reporting categories. Other for Reinsurance recoverables for the year ended December 31, 2017, represents the Company's recapture of the risks related to the no-lapse guarantees that were previously reinsured to UPARC and the discontinuation of embedded derivative accounting, effective July 1, 2017.

(3)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

(4)
Includes U.S. corporate public, U.S. corporate private, foreign corporate public and foreign corporate private securities. Prior period amounts were aggregated to conform to current period presentation.

(5)	Includes asset-backed, commercial mortgage-backed and residential mortgage-backed securities. Prior period amounts were aggregated to conform to current period presentation.

(6)	Prior period amounts have been reclassified to conform to current period presentation. See Note 2 for details.

(7)	Prior period amounts have been updated to conform to current period presentation.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Fair Value of Financial Instruments
The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. The financial instruments presented below are reported at carrying value on the Company’s Consolidated Statements of Financial Position. In some cases, as described below, the carrying amount equals or approximates fair value.

	December 31, 2018(1)
	Fair Value				Carrying Amount(2)
	Level 1	Level 2	Level 3	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$0	$0	$1,214,350	$1,214,350	$1,209,150
Policy loans	0	0	1,236,077	1,236,077	1,236,077
Cash and cash equivalents	56,894	143,000	0	199,894	199,894
Accrued investment income	0	88,278	0	88,278	88,278
Receivables from parent and affiliates	0	154,938	0	154,938	154,938
Other assets	0	28,950	0	28,950	28,950
Total assets	$56,894	$415,166	$2,450,427	$2,922,487	$2,917,287
Liabilities:
Policyholders’ account balances - investment contracts	$0	$1,206,747	$272,322	$1,479,069	$1,486,929
Cash collateral for loaned securities	0	11,063	0	11,063	11,063
Payables to parent and affiliates	0	229,345	0	229,345	229,345
Other liabilities	0	372,997	0	372,997	372,997
Total liabilities	$0	$1,820,152	$272,322	$2,092,474	$2,100,334

	December 31, 2017(1)
	Fair Value				Carrying Amount (2)
	Level 1	Level 2	Level 3	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$0	$0	$1,111,625	$1,111,625	$1,083,419
Policy loans	0	0	1,161,101	1,161,101	1,161,101
Cash and cash equivalents	36,562	148,000	0	184,562	184,562
Accrued investment income	0	82,341	0	82,341	82,341
Receivables from parent and affiliates	0	167,545	0	167,545	167,545
Other assets	0	50,407	0	50,407	50,407
Total assets	$36,562	$448,293	$2,272,726	$2,757,581	$2,729,375
Liabilities:
Policyholders’ account balances - investment contracts	$0	$1,178,583	$276,435	$1,455,018	$1,458,599
Cash collateral for loaned securities	0	33,169	0	33,169	33,169
Payables to parent and affiliates	0	223,550	0	223,550	223,550
Other liabilities	0	362,592	0	362,592	362,592
Total liabilities	$0	$1,797,894	$276,435	$2,074,329	$2,077,910

(1)
The information presented as of December 31, 2017, excludes certain hedge funds, private equity funds and other funds that were accounted for using the cost method and for which the fair value was measured at NAV per share (or its equivalent) as a practical expedient. The fair value and the carrying value of these cost method investments were $49 million and $41 million, respectively. Due to the adoption of ASU 2016-01 effective January 1, 2018, these assets are carried at fair value at each reporting date with changes in fair value reported in “Other income.” Therefore, as of December 31, 2018, these assets are excluded from this table but are reported in the fair value recurring measurement table.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

(2)
Carrying values presented herein differ from those in the Company’s Consolidated Statements of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments.

The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.
Commercial Mortgage and Other Loans
The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate or foreign government bond rate (for non-U.S. dollar-denominated loans) plus an appropriate credit spread for loans of similar quality, average life and currency. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology. Certain commercial mortgage loans are valued incorporating other factors, including the terms of the loans, the principal exit strategies for the loans, prevailing interest rates and credit risk.
Policy Loans
The Company's valuation technique for policy loans is to discount cash flows at the current policy loan coupon rate. Policy loans are fully collateralized by the cash surrender value of underlying insurance policies. As a result, the carrying value of the policy loans approximates the fair value.
Cash and Cash Equivalents, Accrued Investment Income, Receivables from Parent and Affiliates and Other Assets
The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: cash and cash equivalent instruments, accrued investment income, and other assets that meet the definition of financial instruments, including receivables, such as reinsurance recoverables, unsettled trades and accounts receivable.
Policyholders’ Account Balances - Investment Contracts
Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities, payout annuities and other similar contracts without life contingencies, fair values are generally derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s own NPR. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.
Cash Collateral for Loaned Securities
Cash collateral for loaned securities represents the collateral received or paid in connection with loaning or borrowing securities. Due to the short-term nature of these transactions, the carrying value approximates fair value.
Other Liabilities and Payables to Parent and Affiliates
Other liabilities and payables to parent and affiliates are primarily payables, such as unsettled trades, drafts, escrow deposits and accrued expense payables. Due to the short term until settlement of most of these liabilities, the Company believes that carrying value approximates fair value.
6. DEFERRED POLICY ACQUISITION COSTS
The balances of and changes in DAC as of and for the years ended December 31, are as follows:

	2018	2017	2016
	(in thousands)
Balance, beginning of year	$1,376,211	$1,341,093	$5,129,931
Capitalization of commissions, sales and issue expenses	346,885	278,892	316,828
Amortization-Impact of assumption and experience unlocking and true-ups	(54,772)	(16,140)	130,652
Amortization-All other	(81,054)	(78,867)	(758,753)
Change in unrealized investment gains and losses	26,652	(5,363)	(28,723)
Other(1)	0	(143,404)	(3,448,842)
Balance, end of year	$1,613,922	$1,376,211	$1,341,093

(1)
Represents ceded DAC upon reinsurance agreements with Gibraltar Universal Life Reinsurance Company ("GUL Re") in 2017 and PALAC and Prudential Insurance in 2016. See Note 1 and Note 9 for additional information.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

7. POLICYHOLDERS’ LIABILITIES
Future Policy Benefits
Future policy benefits at December 31 for the years indicated are as follows:

	2018	2017
	(in thousands)
Life insurance – domestic	$11,831,419	$11,112,825
Life insurance – Taiwan	1,408,598	1,400,050
Individual and group annuities and supplementary contracts	609,457	565,971
Other contract liabilities	5,626,920	5,482,704
Total future policy benefits	$19,476,394	$18,561,550
Life insurance liabilities include reserves for death benefits. Individual and group annuities and supplementary contract liabilities include reserves for life contingent immediate annuities and life contingent group annuities. Other contract liabilities include unearned premiums and certain other reserves for annuities and individual life products.
Future policy benefits for domestic and Taiwanese individual non-participating traditional life insurance policies are generally equal to the present value of future benefit payments and related expenses, less the present value of future net premiums. Assumptions as to mortality, morbidity and persistency are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. Interest rates used in the determination of the present values range from 1.7% to 7.8% for setting domestic insurance reserves and 6.2% to 7.4% for setting Taiwanese reserves.
Future policy benefits for individual and group annuities and supplementary contracts with life contingencies are generally equal to the present value of expected future payments. Assumptions as to mortality are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. The interest rates used in the determination of the present values generally range from 0.0% to 14.8%, with approximately less than 1.0% of the reserves based on an interest rate in excess of 8.0%.
The Company’s liability for future policy benefits are primarily liabilities for guaranteed benefits related to certain long-duration life and annuity contracts. Liabilities for guaranteed benefits with embedded derivative features are primarily in "Other contract liabilities" in the table above. The remaining liabilities for guaranteed benefits are primarily reflected with the underlying contract. The interest rates used in the determination of the present values range from 3.1% to 4.4%. See Note 8 for additional information regarding liabilities for guaranteed benefits related to certain long-duration life and annuity contracts.
Policyholders’ Account Balances
Policyholders’ account balances at December 31 for the years indicated are as follows:

	2018	2017
	(in thousands)
Interest-sensitive life contracts	$17,167,713	$15,460,543
Individual annuities	3,444,327	3,132,751
Guaranteed interest accounts	240,886	264,239
Other	1,206,766	1,178,601
Total policyholders’ account balances	$22,059,692	$20,036,134
Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities. Interest crediting rates range from 0.8% to 4.5% for interest-sensitive life contracts. Interest crediting rates for individual annuities range from 0.0% to 6.3%. Interest crediting rates for guaranteed interest accounts range from 1.0% to 5.3%. Interest crediting rates range from 0.5% to 8.0% for other.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

8. CERTAIN LONG-DURATION CONTRACTS WITH GUARANTEES
The Company issues variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than total deposits made to the contract adjusted for any partial withdrawals (“return of net deposits”). In certain of these variable annuity contracts, the Company also contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract adjusted for any partial withdrawals plus a minimum return (“minimum return”), and/or (2) the highest contract value on a specified date adjusted for any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods. The Company also issued annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are reallocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable. The Company also issued fixed deferred annuity contracts without MVA that have a guaranteed credited rate and annuity benefit.
In addition, the Company issues certain variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no-lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options.
The assets supporting the variable portion of all variable annuities are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits” or “Realized investment gains (losses), net.”
For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality.
For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, timing of annuitization, contract lapses and contractholder mortality.
For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility and contractholder behavior.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within “Future policy benefits”. As of December 31, 2018 and 2017, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2018		December 31, 2017
	In the Event of Death(1)	At Annuitization/ Accumulation(1)(2)	In the Event of Death(1)	At Annuitization/ Accumulation(1)(2)
	(in thousands)
Annuity Contracts
Return of net deposits
Account value	$87,412,536	N/A	$94,605,484	N/A
Net amount at risk	$656,027	N/A	$23,143	N/A
Average attained age of contractholders	66 years	N/A	65 years	N/A
Minimum return or contract value
Account value	$18,574,416	$97,055,710	$21,331,358	$105,887,964
Net amount at risk	$3,186,237	$4,510,250	$1,309,080	$1,729,783
Average attained age of contractholders	70 years	67 years	69 years	66 years
Average period remaining until earliest expected annuitization	N/A	0 years	N/A	0 years

(1)	Balances are gross of reinsurance.

(2)	Includes income and withdrawal benefits.

	December 31, 2018	December 31, 2017

	In the Event of Death(1)(2)
	(in thousands)
Variable Life, Variable Universal Life and Universal Life Contracts
Separate account value	$3,301,084	$3,496,913
General account value	$8,224,464	$7,209,522
Net amount at risk	$144,225,578	$135,077,843
Average attained age of contractholders	55 years	55 years

(1)	Balances are gross of reinsurance.

(2)	Excludes assumed reinsurance of GUL business from Prudential Insurance in connection with the acquisition of The Hartford Life Business that is retroceded 100% to PAR U.
Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31, 2018	December 31, 2017(1)
	(in thousands)
Equity funds	$56,191,438	$65,755,874
Bond funds	44,794,947	44,672,897
Money market funds	1,610,279	2,415,670
Total	$102,596,664	$112,844,441

(1)	Balances are gross of reinsurance.
In addition to the amounts invested in separate account investment options above, $3.4 billion at December 31, 2018 and $3.1 billion at December 31, 2017 of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA features, were invested in general account investment options. For the years ended December 31, 2018, 2017 and 2016 there were no transfers of assets, other than cash, from the general account to any separate account, and accordingly no gains or losses recorded.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Liabilities for Guarantee Benefits
The table below summarizes the changes in general account liabilities for guarantees. The liabilities for GMDB and GMIB are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders' benefits”. GMAB, GMWB and GMIWB are accounted for as embedded derivatives and are recorded at fair value within “Future policy benefits”. Changes in the fair value of these derivatives, including changes in the Company’s own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in “Realized investment gains (losses), net.” See Note 5 for additional information regarding the methodology used in determining the fair value of these embedded derivatives. The Company maintains a portfolio of derivative investments that serve as a partial hedge of the risks associated with these products, for which the changes in fair value are also recorded in "Realized investment gains (losses), net." This portfolio of derivative investments does not qualify for hedge accounting treatment under U.S. GAAP. Additionally, the Company externally reinsures the guaranteed benefit features associated with certain contracts. See Note 9 for further information regarding the external reinsurance arrangement.

	GMDB		GMIB	GMWB/GMIWB/ GMAB	Total
	Variable Annuity	Variable Life, Variable Universal Life & Universal Life	Variable Annuity
	(in thousands)
Balance at December 31, 2015	$376,894	$3,245,821	$30,618	$5,205,435	$8,858,768
Incurred guarantee benefits(1)	48,832	746,130	(1,693)	(164,427)	628,842
Paid guarantee benefits	(38,661)	(35,894)	(1,892)	0	(76,447)
Change in unrealized investment gains and losses	928	102,124	5	0	103,057
Balance at December 31, 2016	387,993	4,058,181	27,038	5,041,008	9,514,220
Incurred guarantee benefits(1)	16,999	808,834	(8,653)	411,575	1,228,755
Paid guarantee benefits	(25,942)	(14,642)	(1,377)	0	(41,961)
Change in unrealized investment gains and losses	11,288	144,937	123	0	156,348
Balance at December 31, 2017	390,338	4,997,310	17,131	5,452,583	10,857,362
Incurred guarantee benefits(1)	71,467	717,444	1,889	136,256	927,056
Paid guarantee benefits	(35,800)	(76,944)	(2,032)	0	(114,776)
Change in unrealized investment gains and losses	(14,437)	(405,956)	(178)	0	(420,571)
Balance at December 31, 2018	$411,568	$5,231,854	$16,810	$5,588,839	$11,249,071

(1)
Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be derivatives.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the guaranteed death benefits in excess of the account balance. The GMIB liability associated with variable annuities is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier estimates should be revised.
The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company’s GMAB features are the guaranteed return option features, which includes an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments in excess of the account balance less the present value of future expected rider fees attributable to the embedded derivative feature.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The GMWB features provide the contractholder with access to a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The contractholder accesses the guaranteed remaining balance through payments over time, subject to maximum annual limits. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.
The GMIWB features, taken collectively, provide a contractholder two optional methods to receive guaranteed minimum payments over time, a “withdrawal” option or an “income” option. The withdrawal option (which was available under only one of the GMIWBs and is no longer offered) guarantees that a contractholder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company’s GMIWBs), in general, guarantees the contractholder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. The GMIWB can be elected by the contractholder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.
Sales Inducements
The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. The Company has offered various types of sales inducements, including: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit and (2) additional credits after a certain number of years a contract is held. Changes in DSI, reported as “Interest credited to policyholders’ account balances,” are as follows:

Sales Inducements
(in thousands)
Balance at December 31, 2015	$684,844
Capitalization	932
Amortization-Impact of assumption and experience unlocking and true-ups	11,817
Amortization-All other	(144,670)
Change in unrealized investment gains (losses)	(2,802)
Other(1)	(550,121)
Balance at December 31, 2016	0

(1)	Represents ceded DSI upon reinsurance agreements with PALAC and Prudential Insurance in 2016. See Note 1 and Note 9 for additional information.

There were no deferred sales inducements balances at December 31, 2018 and 2017 because they were fully ceded.
9. REINSURANCE
The Company participates in reinsurance with its affiliates Prudential Life Insurance Company of Taiwan Inc. (“Prudential of Taiwan”), Prudential Arizona Reinsurance Captive Company (“PARCC”), Prudential Arizona Reinsurance Term Company (“PAR Term”), PAR U, Prudential Universal Reinsurance Company ("PURC"), Prudential Term Reinsurance Company (“Term Re”), PALAC, GUL Re, DART, its parent company Prudential Insurance, as well as third parties, and participated in reinsurance with its affiliate Pruco Re through March 31, 2016 and its affiliate UPARC through June 30, 2017. The reinsurance agreements provide risk diversification and additional capacity for future growth, limit the maximum net loss potential, manage statutory capital, facilitate the Company's capital market hedging program, and align accounting methodology for the assets and liabilities of living benefit guarantees contained in annuities contracts. See Note 1 for additional information on the change effective April 1, 2016 related to the Variable Annuities Recapture. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company believes a material reinsurance liability resulting from such inability of reinsurers to meet their obligations is unlikely.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Reserves related to reinsured long duration contracts are accounted for using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers for long duration reinsurance arrangements are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. Reinsurance premiums ceded for universal life products are accounted for as a reduction of policy charges and fee income. Reinsurance premiums ceded for term insurance products are accounted for as a reduction of premiums.
Realized investment gains and losses include the impact of reinsurance agreements, particularly reinsurance agreements involving living benefit guarantees. The Company has entered into reinsurance agreements to transfer the risk related to the living benefit guarantees on variable annuities to PALAC excluding the PLNJ business which was reinsured to Prudential Insurance. See Note 1 for additional information on the change effective April 1, 2016 related to the Variable Annuities Recapture. Through June 30, 2017, the Company had an agreement with UPARC to reinsure a portion of the no-lapse guarantee provision on certain universal life products. See below for additional information on the change effective July 1, 2017 related to the recapture of the no-lapse guarantee risks that were previously reinsured to UPARC. These reinsurance agreements are derivatives and have been accounted for in the same manner as embedded derivatives and the changes in the fair value of these derivatives are recognized through “Realized investment gains (losses), net”. See Note 4 for additional information related to the accounting for embedded derivatives.
Reinsurance amounts included in the Company’s Consolidated Statements of Financial Position as of December 31, were as follows:

	2018	2017(1)
	(in thousands)
Reinsurance recoverables	$34,682,127	$32,521,264
Policy loans	(130,502)	(124,843)
Deferred policy acquisition costs	(7,267,847)	(6,832,729)
Deferred sales inducements	(562,052)	(638,065)
Other assets(2)	185,573	205,430
Policyholders’ account balances	5,004,112	5,004,885
Future policy benefits	3,376,048	3,301,841
Other liabilities(3)	621,856	605,155

(1)
Prior period amounts in the table above have been revised to correct previously reported numbers. These prior period revisions have also been reflected in the Consolidated Financial Statements. See Note 16 for a more detailed description of the revision.

(2)	"Other assets" includes $0.1 million of unaffiliated activity as of both December 31, 2018 and 2017.

(3)	"Other liabilities" includes $27 million and $73 million of unaffiliated activity as of December 31, 2018 and 2017, respectively.
The reinsurance recoverables by counterparty are broken out below:

	December 31, 2018	December 31, 2017
	(in thousands)
PAR U	$11,444,032	$11,111,272
PALAC	8,828,190	8,388,988
PURC	4,127,455	3,577,962
PARCC	2,527,690	2,546,673
GUL Re	2,017,810	1,772,950
PAR Term	1,678,745	1,559,618
Prudential of Taiwan	1,414,669	1,406,686
Term Re	1,259,141	966,509
Prudential Insurance(1)	1,226,917	1,118,004
DART	119,946	0
Unaffiliated	37,532	72,602
Total reinsurance recoverables	$34,682,127	$32,521,264

(1)
Prior period amounts in the table above have been revised to correct previously reported numbers. These prior period revisions have also been reflected in the Consolidated Financial Statements. See Note 16 for a more detailed description of the revision.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Reinsurance amounts, included in the Company’s Consolidated Statements of Operations and Comprehensive Income for the years ended December 31, were as follows:

	2018	2017(8)	2016(8)
	(in thousands)
Premiums:
Direct	$1,807,809	$1,720,896	$1,621,531
Assumed(1)	230	194	359
Ceded(2)	(1,757,231)	(1,666,384)	(2,447,832)
Net premiums	50,808	54,706	(825,942)
Policy charges and fee income:
Direct	3,248,574	3,459,134	2,804,446
Assumed	497,751	473,573	533,648
Ceded(3)	(3,212,998)	(3,657,014)	(2,550,899)
Net policy charges and fee income	533,327	275,693	787,195
Net investment income:
Direct	330,058	356,291	378,969
Assumed	1,581	1,484	1,411
Ceded	(6,352)	(5,365)	(4,430)
Net investment income	325,287	352,410	375,950
Asset administration fees:
Direct	346,727	340,461	310,178
Assumed	0	0	0
Ceded	(332,359)	(322,868)	(225,735)
Net asset administration fees	14,368	17,593	84,443
Other income:
Direct	68,931	62,830	50,475
Assumed(4)	96	390	(161)
Ceded	(55)	(77)	21
Amortization of reinsurance income	3,992	4,606	(19,228)
Net other income	72,964	67,749	31,107
Realized investment gains (losses), net:
Direct	769,114	478,117	1,263,088
Assumed	0	0	0
Ceded(5)	(936,392)	(558,303)	(504,639)
Realized investment gains (losses), net	(167,278)	(80,186)	758,449
Policyholders’ benefits (including change in reserves):
Direct	2,647,574	2,436,537	2,440,897
Assumed(6)	599,589	584,909	596,196
Ceded(7)	(3,097,664)	(3,039,862)	(3,312,658)
Net policyholders’ benefits (including change in reserves)	149,499	(18,416)	(275,565)
Interest credited to policyholders’ account balances:
Direct	499,458	350,262	413,328
Assumed	141,307	135,123	131,953
Ceded	(468,772)	(316,994)	(244,061)
Net interest credited to policyholders’ account balances	171,993	168,391	301,220
Reinsurance expense allowances and general and administrative expenses, net of capitalization and amortization	(1,587,360)	(1,302,020)	(840,010)

(1)	"Premiums assumed" includes $0.2 million, $0.2 million and $0.4 million of unaffiliated activity for the years ended December 31, 2018, 2017 and 2016, respectively.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

(2)	"Premiums ceded" includes $(0.2) million, $0.0 million and $0.0 million of unaffiliated activity for the years ended December 31, 2018, 2017 and 2016, respectively.

(3)	"Policy charges ceded" includes $(20) million, $(8) million and $(4) million of unaffiliated activity for the years ended December 31, 2018, 2017 and 2016, respectively.

(4)	"Other income assumed" includes $0.1 million, $0.4 million and $(0.2) million of unaffiliated activity for the years ended December 31, 2018, 2017 and 2016, respectively.

(5)	"Realized investment gains (losses), net ceded" includes $(34) million, $(20) million and $(30) million of unaffiliated activity for the years ended December 31, 2018, 2017 and 2016, respectively.

(6)
"Policyholders' benefits (including change in reserves) assumed" includes $0.0 million, $0.4 million and $0.0 million of unaffiliated activity for the years ended December 31, 2018, 2017 and 2016, respectively.

(7)
"Policyholders' benefits (including change in reserves) ceded" includes $(10) million, $4 million and $5 million of unaffiliated activity for the years ended December 31, 2018, 2017 and 2016, respectively.

(8)
Prior period amounts in the table above have been revised to correct previously reported numbers. These prior period revisions have also been reflected in the Consolidated Financial Statements. See Note 16 for a more detailed description of the revision.

The gross and net amounts of life insurance face amount in force as of December 31, were as follows:

	2018	2017	2016
	(in thousands)
Direct gross life insurance face amount in force	$936,489,617	$882,333,743	$827,832,976
Assumed gross life insurance face amount in force	40,811,929	41,782,959	42,566,514
Reinsurance ceded	(901,709,295)	(854,053,110)	(805,796,078)
Net life insurance face amount in force	$75,592,251	$70,063,592	$64,603,412
Information regarding significant affiliated reinsurance agreements is described below.
PAR U
Pruco Life reinsures an amount equal to 70% of all the risks associated with Universal Protector policies having no-lapse guarantees as well as certain of its universal policies, with effective dates prior to January 1, 2011.
Effective July 1, 2012, PLNJ reinsures an amount equal to 95% of all the risks associated with Universal Protector policies having no-lapse guarantees as well as certain of its universal policies, excluding those policies that are subject to principles-based reserving.
On January 2, 2013, Pruco Life began to assume Guaranteed Universal Life ("GUL") business from Prudential Insurance in connection with the acquisition of The Hartford Life Business. The GUL business assumed from Prudential Insurance was subsequently retroceded to PAR U.
PALAC
Effective April 1, 2016, the Company entered into a reinsurance agreement with PALAC, to reinsure its variable annuity base contracts, along with the living benefit guarantees, excluding business reinsured externally, and the PLNJ business, which was reinsured to Prudential Insurance. See Note 1 for additional information related to the Variable Annuities Recapture.
PURC
Pruco Life reinsures an amount equal to 70% of all the risks associated with its Universal Protector policies having no lapse guarantees as well as certain of its universal policies, with effective dates from January 1, 2011 through December 31, 2013 with PURC and 95% of all the risks associated with Universal Protector policies having no-lapse guarantees, as well as certain of its universal policies, with effective dates from January 1, 2014 through December 31, 2016.
PARCC
The Company reinsures 90% of the risks under its term life insurance policies, with effective dates prior to January 1, 2010 through an automatic coinsurance agreement with PARCC.
GUL Re
Effective January 1, 2017, Pruco Life entered into an automatic coinsurance agreement with GUL Re to reinsure an amount equal to 95% of all the risks associated with Universal Protector policies having no-lapse guarantees, as well as certain of its universal policies, with effective dates on or after January 1, 2017, excluding those policies that are subject to principles-based reserving.
Effective July 1, 2017, Pruco Life amended this agreement to include 30% of Universal Protector policies having no-lapse guarantees as well as certain of its universal policies with effective dates prior to January 1, 2014.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

PAR Term
The Company reinsures 95% of the risks under its term life insurance policies with effective dates January 1, 2010 through December 31, 2013, through an automatic coinsurance agreement with PAR Term.
Prudential of Taiwan
On January 31, 2001, Pruco Life transferred all of its assets and liabilities associated with its Taiwanese branch, including its Taiwanese insurance book of business, to Prudential of Taiwan, an affiliated company. The mechanism used to transfer this block of business in Taiwan is referred to as a “full acquisition and assumption” transaction. Under this mechanism, Pruco Life is jointly liable with Prudential of Taiwan for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet-matured obligations. Prudential of Taiwan is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against Pruco Life.
The transfer of the insurance related assets and liabilities was accounted for as a long-duration coinsurance transaction under U.S. GAAP. Under this accounting treatment, the insurance related liabilities remain on the books of Pruco Life and an offsetting reinsurance recoverable is established. These assets and liabilities are denominated in U.S. dollars.
Term Re
The Company reinsures 95% of the risks under its term life insurance policies, with effective dates on or after January 1, 2014, through December 31, 2017, through an automatic coinsurance agreement with Term Re.
Prudential Insurance
The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks not otherwise reinsured. Effective July 1, 2017, this agreement has been terminated for certain new business, primarily Universal Life insurance policies. Effective July 1, 2017, the Company reinsures a portion of the mortality risk directly to third-party reinsurers and retains all of the non-reinsured portion of the mortality risk.
On January 2, 2013, Pruco Life began to assume GUL business from Prudential Insurance in connection with the acquisition of the Hartford Financial Services Group, Inc. ("Hartford Financial"). The GUL business assumed from Prudential Insurance was subsequently retroceded to PAR U. In May 2018, Hartford Financial sold a group of operating subsidiaries, which includes two of Prudential Insurance's counterparties to these reinsurance arrangements. There is no impact to the terms, rights or obligations of Prudential Insurance, or operation of these reinsurance arrangements, as a result of this change in control of such counterparties. Similarly, there is no impact to the Company's reinsurance arrangements with respect to such GUL business as a result of this change in control.
The Company has reinsured a group annuity contract with Prudential Insurance, in consideration for a single premium payment by the Company, providing reinsurance equal to 100% of all payments due under the contract.
Effective April 1, 2016, PLNJ entered into a reinsurance agreement with Prudential Insurance to reinsure its variable annuity base contracts, along with the living benefit guarantees. See Note 1 for additional information related to the Variable Annuities Recapture.
DART
Effective January 1, 2018, the Company entered into an automatic coinsurance agreement with DART to reinsure an amount equal to 95% of the risks associated with its term life insurance policies with effective dates on or after January 1, 2018.
UPARC
Through June 30, 2017, Pruco Life reinsured Universal Protector policies having no-lapse guarantees with effective dates through December 31, 2013 with UPARC. UPARC reinsured an amount equal to 27% of the net amount at risk related to the first $1 million in face amount plus 30% of the net amount at risk related to the face amount in excess of $1 million as well as 30% of the risk of uncollectible policy charges and fees associated with the no-lapse guarantee provision of these policies.
Effective July 1, 2017, Pruco Life recaptured the risks related to the no-lapse guarantees that were previously reinsured to UPARC and subsequently included these risks as part of the business ceded to GUL Re under the amended coinsurance agreement on that date. As part of the recapture, the Company received invested assets of $557 million as consideration from UPARC and unwound the associated reinsurance recoverable of $760 million. As a result, the Company recognized a loss of $203 million immediately.
Pruco Re
Through March 31, 2016, the Company, including its wholly-owned subsidiary PLNJ, entered into various automatic coinsurance agreements with Pruco Re to reinsure its living benefit guarantees sold on certain of its annuities. See Note 1 for additional information on the change effective April 1, 2016 related to the Variable Annuities Recapture.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Information regarding significant third-party reinsurance arrangements is described below.
Union Hamilton
Between April 1, 2015 and December 31, 2016, the Company, excluding its subsidiary, reinsured approximately 50% of the new business related to "highest daily" living benefits rider guarantees on HDI v.3.0 product, available with Prudential Premier Retirement Variable Annuity, to Union Hamilton. During that time period, the Company ceded approximately $2.9 billion of new rider premiums to Union Hamilton under this agreement. This reinsurance remains in force for the duration of the underlying annuity contracts. New sales of HDI v.3.0 subsequent to December 31, 2016 are not covered by this external reinsurance agreement. As of December 31, 2018, $2.9 billion of HDI v.3.0 account values are reinsured to Union Hamilton.
10. INCOME TAXES
The following schedule discloses significant components of income tax expense (benefit) for each year presented:

	Year Ended December 31,
	2018	2017	2016
	(in thousands)
Current tax expense (benefit):
U.S. Federal	$36,739	$(52,502)	$(99,443)
State and local	0	0	49
Total	36,739	(52,502)	(99,394)
Deferred tax expense (benefit):
U.S. Federal	(89,380)	(104,326)	30,902
Total	(89,380)	(104,326)	30,902
Total income tax expense (benefit)	(52,641)	(156,828)	(68,492)
Total income tax expense (benefit) reported in equity related to:
Other comprehensive income (loss)	(55,174)	43,372	3,322
Additional paid-in capital	0	824	587
Total income tax expense (benefit)	$(107,815)	$(112,632)	$(64,583)
Reconciliation of Expected Tax at Statutory Rates to Reported Income Tax Expense (Benefit)
The differences between income taxes expected at the U.S. federal statutory income tax rate of 21% and applicable for 2018 and 35% applicable for the periods prior to 2018, and the reported income tax expense (benefit) are summarized as follows:

	Year Ended December 31,
	2018	2017	2016
	(in thousands)
Expected federal income tax expense	$12,136	$60,007	$117,849
Non-taxable investment income	(49,845)	(157,408)	(146,324)
Tax credits	(40,272)	(29,506)	(30,916)
Domestic production activities deduction, net	0	(10,447)	(9,488)
Changes in tax law	3,618	(20,165)	0
Settlements with taxing authorities	20,984	0	0
Other	738	691	387
Reported income tax expense (benefit)	$(52,641)	$(156,828)	$(68,492)
Effective tax rate	(91.1)%	(91.5)%	(20.3)%
The effective tax rate is the ratio of “Total income tax expense (benefit)” divided by “Income (loss) from operations before income taxes and equity in earnings of operating joint venture.” The Company’s effective tax rate for fiscal years 2018, 2017 and 2016 was (91.1)%, (91.5)% and (20.3)%, respectively. The following is a description of items that had the most significant impact on the difference between the Company’s statutory U.S. federal income tax rate of 21% applicable for 2018 and 35% applicable for the periods prior to 2018, and the Company’s effective tax rate during the periods presented:

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Changes in Tax Law. The following is a list of notable changes in tax law that impacted the Company’s effective tax rate for the periods presented:

Tax Act of 2017 - On December 22, 2017, the Tax Act of 2017 was enacted into U.S. law. As a result, the Company recognized a $20 million tax benefit in “Total income tax expense (benefit)” in the Company’s Consolidated Statements of Operations for the year ended December 31, 2017 which is inclusive of the impacts to prior periods due to the revision as discussed in Note 16. In accordance with SEC Staff Accounting Bulletin 118, in 2017 the Company recorded the effects of the Tax Act of 2017 using reasonable estimates due to the need for further analysis of the provisions within the Tax Act of 2017 and collection, preparation and analysis of relevant data necessary to complete the accounting. During 2018, the Company completed the collection, preparation and analysis of data relevant to the Tax Act of 2017, and interpreted any additional guidance issued by the IRS, U.S. Department of the Treasury, or other standard-setting organizations, and recognized a $1 million increase in income tax benefit for a total of $21 million recognized from the reduction in net deferred tax liabilities to reflect the reduction in the U.S. tax rate from 35% to 21%.

2018 Industry Issue Resolution ("IIR") - In August 2018, the IRS released a Directive to provide guidance on the tax reserving for guaranteed benefits within variable annuity contracts and principle-based reserves on certain life insurance contracts. Adopting the methodology specified in the Directive resulted in an acceleration of taxable income for the Company’s 2017 tax return for which the tax expense was calculated at 35% and an increase in future tax deduction for the same amount to be realized at 21% netting to a $5 million increase to income tax expense.

Non-Taxable Investment Income. The U.S. Dividends Received Deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and accounts for most of the non-taxable investment income shown in the table above. More specifically, the U.S. DRD constitutes $47 million of the total $50 million of 2018 non-taxable investment income, $155 million of the total $157 million of 2017 non-taxable investment income, and $142 million of the total $146 million of 2016 non-taxable investment income. The DRD for the current period was estimated using information from 2017, current year investment results, and current year’s equity market performance. The actual current year DRD can vary based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.
Other. This line item represents insignificant reconciling items that are individually less than 5% of the computed expected federal income tax expense (benefit) and have therefore been aggregated for purposes of this reconciliation in accordance with relevant disclosure guidance.
Schedule of Deferred Tax Assets and Deferred Tax Liabilities

	As of December 31,
	2018	2017
	(in thousands)
Deferred tax assets:
Insurance reserves	$245,488	$171,504
Investments	8,283	0
Other	1,897	0
Deferred tax assets	255,668	171,504
Deferred tax liabilities:
Deferred policy acquisition costs	55,030	39,501
Net unrealized gains on securities	0	61,294
Investments	95,294	100,269
Other	0	7,944
Deferred tax liabilities	150,324	209,008
Net deferred tax asset (liability)	$105,344	$(37,504)

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.
The Company had no valuation allowance as of December 31, 2018 and 2017. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of deferred tax asset that is realizable.
The Company’s “Income (loss) from operations before income taxes and equity in earnings of operating joint venture” includes income from domestic operations of $58 million, $170 million and $321 million for the years ended December 31, 2018, 2017 and 2016, respectively.
Tax Audit and Unrecognized Tax Benefits
The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the IRS or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.
The following table reconciles the total amount of unrecognized tax benefits at the beginning and end of the periods indicated.

	2018	2017	2016
	(in thousands)
Balance at January 1,	$30,196	$9,488	$0
Increases in unrecognized tax benefits-prior years	0	12,373	4,744
(Decreases) in unrecognized tax benefits-prior years	0	0	0
Increases in unrecognized tax benefits-current year	0	8,335	4,744
(Decreases) in unrecognized tax benefits-current year	0	0	0
Settlements with taxing authorities	(30,196)	0	0
Balance at December 31,	$0	$30,196	$9,488
Unrecognized tax benefits that, if recognized, would favorably impact the effective rate	$0	$30,196	$9,488
The Company does not anticipate any significant changes within the next twelve months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.
The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit).
At December 31, 2018, the Company remains subject to examination in the U.S. for tax years 2015 through 2017.
The Company is participating in the IRS’s Compliance Assurance Program. Under this program, the IRS assigns an examination team to review completed transactions as they occur in order to reach agreement with the Company on how they should be reported in the relevant tax returns. If disagreements arise, accelerated resolution programs are available to resolve the disagreements in a timely manner before the tax return is filed.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

11. EQUITY
Accumulated Other Comprehensive Income (Loss)
AOCI represents the cumulative OCI items that are reported separate from net income and detailed on the Consolidated Statements of Comprehensive Income. Each of the components that comprise OCI are described in further detail in Note 2 (Foreign Currency Translation Adjustment and Net Unrealized Investment Gains (Losses)). The balance of and changes in each component of AOCI as of and for the years ended December 31, are as follows:

	Accumulated Other Comprehensive Income (Loss)
	Foreign Currency Translation Adjustment	Net Unrealized Investment Gains (Losses)(1)	Total Accumulated Other Comprehensive Income (Loss)
	(in thousands)
Balance, December 31, 2015	$(397)	$65,202	$64,805
Change in OCI before reclassifications	(8)	74,040	74,032
Amounts reclassified from AOCI	0	(64,540)	(64,540)
Income tax benefit (expense)	3	(3,325)	(3,322)
Balance, December 31, 2016	$(402)	$71,377	$70,975
Change in OCI before reclassifications	259	164,482	164,741
Amounts reclassified from AOCI	0	(26,998)	(26,998)
Income tax benefit (expense)	(91)	(43,281)	(43,372)
Balance, December 31, 2017	$(234)	$165,580	$165,346
Change in OCI before reclassifications	(17,745)	(257,432)	(275,177)
Amounts reclassified from AOCI	0	(2,549)	(2,549)
Income tax benefit (expense)	581	54,593	55,174
Cumulative effect of adoption of ASU 2016-01	0	(1,539)	(1,539)
Cumulative effect of adoption of ASU 2018-02	(50)	30,499	30,449
Balance, December 31, 2018	$(17,448)	$(10,848)	$(28,296)

(1)	Includes cash flow hedges of $22 million, $(18) million, and $41 million as of December 31, 2018, 2017 and 2016, respectively.
Reclassifications out of Accumulated Other Comprehensive Income (Loss)

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
	(in thousands)
Amounts reclassified from AOCI (1)(2):
Net unrealized investment gains (losses):
Cash flow hedges—Currency/Interest rate(3)	$15,889	$(1,103)	$7,915
Net unrealized investment gains (losses) on available-for-sale securities(4)	(13,340)	28,101	56,625
Total net unrealized investment gains (losses)	2,549	26,998	64,540
Total reclassifications for the period	$2,549	$26,998	$64,540

(1)	All amounts are shown before tax.

(2)	Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.

(3)	See Note 4 for additional information on cash flow hedges.

(4)
See table below for additional information on unrealized investment gains (losses), including the impact on deferred policy acquisition and other costs, future policy benefits and policyholders’ account balances.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Net Unrealized Investment Gains (Losses)
Net unrealized investment gains (losses) on securities classified as available-for-sale and certain other invested assets and other assets are included in the Company’s Consolidated Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains (losses), are as follows:

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Net Unrealized Investment Gains (Losses) on Fixed Maturity Securities on which an OTTI loss has been recognized

	Net Unrealized Gains (Losses) on Investments	Deferred Policy Acquisition Costs and Other Costs(2)	Future Policy Benefits, Policyholders' Account Balances and Other Liabilities(3)	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2015	$5,196	$(1,305)	$1,069	$(1,767)	$3,193
Net investment gains (losses) on investments arising during the period	1,238	0	0	(433)	805
Reclassification adjustment for (gains) losses included in net income	(1,107)	0	0	387	(720)
Reclassification adjustment for OTTI losses excluded from net income(1)	(444)	0	0	155	(289)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	393	0	(138)	255
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and other liabilities	0	0	(437)	153	(284)
Balance, December 31, 2016	$4,883	$(912)	$632	$(1,643)	$2,960
Net investment gains (losses) on investments arising during the period	375	0	0	(119)	256
Reclassification adjustment for (gains) losses included in net income	(3,699)	0	0	1,171	(2,528)
Reclassification adjustment for OTTI losses excluded from net income(1)	50	0	0	(16)	34
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	813	0	(289)	524
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and other liabilities	0	0	(610)	214	(396)
Balance, December 31, 2017	$1,609	$(99)	$22	$(682)	$850
Net investment gains (losses) on investments arising during the period	(2,150)	0	0	451	(1,699)
Reclassification adjustment for (gains) losses included in net income	(20)	0	0	4	(16)
Reclassification adjustment for OTTI losses excluded from net income(1)	(128)	0	0	27	(101)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	(53)	0	11	(42)
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and other liabilities	0	0	15	(3)	12
Balance, December 31, 2018	$(689)	$(152)	$37	$(192)	$(996)

(1)	Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

(2)	"Other costs" primarily includes reinsurance recoverables and deferred reinsurance losses.

(3)	"Other liabilities" primarily includes reinsurance payables.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

All Other Net Unrealized Investment Gains (Losses) in AOCI

	Net Unrealized Gains (Losses) on Investments(2)	Deferred Policy Acquisition Costs and Other Costs(3)	Future Policy Benefits, Policyholders' Account Balances and Other Liabilities(4)	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2015	$111,837	$(96,620)	$80,015	$(33,223)	$62,009
Net investment gains (losses) on investments arising during the period	(70,379)	0	0	24,633	(45,746)
Reclassification adjustment for (gains) losses included in net income	65,647	0	0	(22,976)	42,671
Reclassification adjustment for OTTI losses excluded from net income(1)	444	0	0	(155)	289
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	(132)	0	46	(86)
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and other liabilities	0	0	14,276	(4,996)	9,280
Balance, December 31, 2016	$107,549	$(96,752)	$94,291	$(36,671)	$68,417
Net investment gains (losses) on investments arising during the period	134,613	0	0	(42,628)	91,985
Reclassification adjustment for (gains) losses included in net income	30,697	0	0	(9,721)	20,976
Reclassification adjustment for OTTI losses excluded from net income(1)	(50)	0	0	16	(34)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	98,584	0	(35,060)	63,524
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and other liabilities	0	0	(123,289)	43,151	(80,138)
Balance, December 31, 2017	$272,809	$1,832	$(28,998)	$(80,913)	$164,730
Net investment gains (losses) on investments arising during the period	(284,672)	0	0	59,778	(224,894)
Reclassification adjustment for (gains) losses included in net income	(2,529)	0	0	531	(1,998)
Reclassification adjustment for OTTI losses excluded from net income(1)	128	0	0	(27)	101
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	(67,575)	0	14,190	(53,385)
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and other liabilities	0	0	97,003	(20,369)	76,634
Cumulative effect of adoption of ASU 2016-01	(2,368)	0	0	829	(1,539)
Cumulative effect of adoption of ASU 2018-02	0	0	0	30,499	30,499
Balance, December 31, 2018	$(16,632)	$(65,743)	$68,005	$4,518	$(9,852)

(1)	Represents "transfers out" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

(2)	Includes cash flow hedges. See Note 4 for information on cash flow hedges.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

(3)	"Other costs" primarily includes reinsurance recoverables and deferred reinsurance losses.

(4)	"Other liabilities" primarily includes reinsurance payables.

12. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS
The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the AZDOI. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.
Statutory net income (loss) for the Company, including its subsidiary PLNJ, amounted to $192 million, $(503) million and $578 million for the years ended December 31, 2018, 2017 and 2016, respectively. Statutory surplus of the Company, including its subsidiary PLNJ, amounted to $1,461 million and $1,365 million at December 31, 2018 and 2017, respectively.
The Company does not utilize prescribed or permitted practices that vary materially from the statutory accounting practices prescribed by the NAIC.
The Company is subject to Arizona law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the AZDOI. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, there is a capacity to pay a dividend of $146 million in 2019 without prior approval. The Company paid dividends to Prudential Insurance of $0 million, $250 million and $2,593 million in 2018, 2017 and 2016, respectively.
13.    RELATED PARTY TRANSACTIONS
The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.
Expense Charges and Allocations
Many of the Company’s expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.
The Company’s general and administrative expenses are charged to the Company using allocation methodologies based on business production processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. "General and administrative expenses" include allocations of stock compensation expenses related to a stock-based awards program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock-based awards program was $1 million for each of the years ended December 31, 2018, 2017 and 2016. The expense charged to the Company for the deferred compensation program was $6 million, $9 million and $8 million for the years ended December 31, 2018, 2017 and 2016, respectively.
The Company is charged for its share of employee benefit expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on final earnings and length of service while others are based on an account balance, which takes into consideration age, service and earnings during a career. The Company’s share of net expense for the pension plans was $23 million, $26 million and $23 million for the years ended December 31, 2018, 2017 and 2016, respectively.
The Company is also charged for its share of the costs associated with welfare plans issued by Prudential Insurance. These expenses include costs related to medical, dental, life insurance and disability. The Company's share of net expense for the welfare plans was $28 million for each of the years ended December 31, 2018, 2017 and 2016.
Prudential Insurance sponsors voluntary savings plans for its employee 401(k) plans. The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The Company’s expense for its share of the voluntary savings plan was $10 million for each of the years ended December 31, 2018, 2017 and 2016.
The Company is charged distribution expenses from Prudential Insurance’s agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market-based pricing arrangement.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The Company pays commissions and certain other fees to Prudential Annuities Distributors, Inc. (“PAD”) in consideration for PAD’s marketing and underwriting of the Company’s annuity products. Commissions and fees are paid by PAD to broker-dealers who sell the Company’s annuity products. Commissions and fees paid by the Company to PAD were $739 million, $633 million and $709 million for the years ended December 31, 2018, 2017 and 2016, respectively.
The Company is charged for its share of corporate expenses incurred by Prudential Financial to benefit its businesses, such as advertising, executive oversight, external affairs and philanthropic activity.  The Company’s share of corporate expenses was $69 million, $66 million and $58 million for the years ended December 31, 2018, 2017 and 2016, respectively.
Corporate Owned Life Insurance
The Company has sold five Corporate Owned Life Insurance (“COLI”) policies to Prudential Insurance, and one to Prudential Financial. The cash surrender value included in separate accounts for these COLI policies was $3,631 million at December 31, 2018 and $3,688 million at December 31, 2017. Fees related to these COLI policies were $45 million, $44 million and $42 million for the years ended December 31, 2018, 2017 and 2016, respectively. The Company retains the majority of the mortality risk associated with these COLI policies up to $3.5 million per policy.
Affiliated Investment Management Expenses
In accordance with an agreement with PGIM, Inc. ("PGIM"), the Company pays investment management expenses to PGIM who acts as investment manager to certain Company general account and separate account assets. Investment management expenses paid to PGIM related to this agreement were $13 million, $14 million and $15 million for the years ended December 31, 2018, 2017 and 2016, respectively. These expenses are recorded as “Net investment income” in the Consolidated Statements of Operations and Comprehensive Income (Loss).
Derivative Trades
In its ordinary course of business, the Company enters into OTC derivative contracts with an affiliate, PGF. For these OTC derivative contracts, PGF has a substantially equal and offsetting position with an external counterparty. See Note 4 for additional information.
Joint Ventures
The Company has made investments in joint ventures with certain subsidiaries of Prudential Financial. "Other invested assets" includes $88 million and $79 million as of December 31, 2018 and 2017, respectively. "Net investment income" related to these ventures includes a loss of $1 million for the year ended December 31, 2018, a gain of $8 million and $2 million for the years ended December 31, 2017 and 2016, respectively.
Affiliated Asset Administration Fee Income
The Company has a revenue sharing agreement with AST Investment Services, Inc. ("ASTISI") and PGIM Investments LLC ("PGIM Investments") whereby the Company receives fee income based on policyholders' separate account balances invested in the AST. Income received from ASTISI and PGIM Investments related to this agreement was $333 million, $323 million and $295 million for the years ended December 31, 2018, 2017 and 2016, respectively. These revenues are recorded as “Asset administration fees” in the Consolidated Statements of Operations and Comprehensive Income (Loss).
The Company has a revenue sharing agreement with PGIM Investments, whereby the Company receives fee income based on policyholders’ separate account balances invested in The Prudential Series Fund. Income received from Prudential Investments related to this agreement was $10 million, $14 million and $13 million for the years ended December 31, 2018, 2017 and 2016, respectively. These revenues are recorded as “Asset administration fees” in the Consolidated Statements of Operations and Comprehensive Income (Loss).

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Affiliated Notes Receivable
Affiliated notes receivable included in “Receivables from parent and affiliates” at December 31, were as follows:

	Maturity Dates			Interest Rates			2018	2017
							(in thousands)
U.S. dollar floating rate notes			2028	3.83%	-	4.25%	$6,502	$6,551
U.S. dollar fixed rate notes	2020	-	2027	0.00%	-	14.85%	128,140	126,020
Total long-term notes receivable - affiliated(1)							$134,642	$132,571

(1)	All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances.
The affiliated notes receivable shown above are classified as available-for-sale securities and other trading assets carried at fair value. The Company monitors the internal and external credit ratings of these loans and loan performance. The Company also considers any guarantees made by Prudential Insurance for loans due from affiliates.
Accrued interest receivable related to these loans was $1 million at both December 31, 2018 and 2017, and is included in “Other assets”. Revenues related to these assets were $5 million, $5 million and $6 million for the years ended December 31, 2018, 2017 and 2016, respectively, and are included in “Other income”.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Affiliated Asset Transfers
The Company participates in affiliated asset trades with parent and sister companies. Book and market value differences for trades with a parent and sister are recognized within "Additional paid-in capital" ("APIC") and "Realized investment gains (losses), net", respectively. The table below shows affiliated asset trades for the years ended December 31, 2018 and 2017:

Affiliate	Date	Transaction	Security Type	Fair Value	Book Value	APIC, Net of Tax Increase/ (Decrease)	Realized Investment Gain/ (Loss)
				(in thousands)
PALAC	January 2017	Purchase	Fixed Maturities & Short-Term Investments	$29	$29	$0	$0
Prudential Insurance	June 2017	Sale	Fixed Maturities & Short-Term Investments	$16,965	$16,515	$293	$0
Prudential Insurance	June 2017	Sale	Commercial Mortgages	$43,198	$42,301	$584	$0
UPARC	September 2017	Transfer In	Other Invested Assets	$37,354	$37,354	$0	$0
GUL Re	September 2017	Transfer Out	Other Invested Assets	$72,354	$72,354	$0	$0
GUL Re	September 2017	Transfer Out	Fixed Maturities & Short-Term Investments	$1,254,457	$1,195,697	$0	$58,760
Prudential Financial	September 2017	Transfer In	Fixed Maturities & Short-Term Investments	$415,271	$376,412	$25,259	$0
Prudential Financial	September 2017	Transfer Out	Fixed Maturities & Short-Term Investments	$415,271	$376,412	$25,259	$0
UPARC	September 2017	Transfer In	Fixed Maturities & Short-Term Investments	$417,067	$385,459	$0	$31,608
UPARC	September 2017	Transfer In	Trading Account Assets	$6,225	$5,002	$0	$1,223
GUL Re	September 2017	Transfer Out	Trading Account Assets	$6,225	$5,002	$0	$1,223
UPARC	September 2017	Purchase	Other Invested Assets	$20,685	$20,685	$0	$0
UPARC	November 2017	Purchase	Fixed Maturities & Short-Term Investments	$41,250	$34,332	$0	$6,919
Prudential Insurance	December 2017	Sale	Commercial Mortgages	$106,199	$105,191	$655	$0
DART	January 2018	Purchase	Other Invested Assets	$21,457	$21,457	$0	$0
PALAC	April 2018	Purchase	Fixed Maturities	$64,313	$64,313	$0	$0
GUL Re	May 2018	Purchase	Fixed Maturities	$87,486	$87,486	$0	$0
GUL Re	May 2018	Purchase	Fixed Maturities	$37,921	$37,921	$0	$0
Prudential Realty Securities, Inc.	November 2018	Purchase	Commercial Mortgages	$3,259	$3,425	$0	$(167)

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Debt Agreements
The Company is authorized to borrow funds up to $2.2 billion from affiliates to meet its capital and other funding needs. During the second quarter of 2016, the Company prepaid $125 million of its debt and reassigned all the remaining debt to PALAC and Prudential Insurance as part of the Variable Annuities Recapture. See Note 1 for additional information on the reassignment effective April 1, 2016. As of December 31, 2018 and 2017, there was no debt outstanding.
The total interest expense to the Company related to loans payable to affiliates was $0.7 million, $0.8 million and $13 million for the years ended December 31, 2018, 2017 and 2016, respectively.
Contributed Capital and Dividends
In March of 2018, the Company received a capital contribution in the amount of $6 million from Prudential Insurance. In March and July of 2017, the Company received capital contributions in the amounts of $5 million and $149 million, respectively, from Prudential Insurance. In March and June of 2016, the Company received capital contributions in the amounts of $5 million and $200 million, respectively, from Prudential Insurance.
Through December of 2018, the Company did not pay any dividends. In December of 2017, the Company paid a dividend in the amount of $250 million to Prudential Insurance. In April of 2016, the Company paid dividends in the amounts of $2,593 million to Prudential Insurance.
Reinsurance with Affiliates
As discussed in Note 9, the Company participates in reinsurance transactions with certain affiliates.
14. COMMITMENTS AND CONTINGENT LIABILITIES
Commitments
The Company has made commitments to fund commercial loans. As of December 31, 2018 and 2017, the outstanding balances on these commitments were $14 million and $15 million, respectively. The Company also made commitments to purchase or fund investments, mostly private fixed maturities. As of December 31, 2018 and 2017, $257 million and $196 million, respectively, of these commitments were outstanding.
Guarantees
In July 2017, the Company formed a joint venture with CT Corp to provide life insurance solutions in Indonesia. The Company owns a 49% interest in the joint venture and has entered into a shareholders agreement with CT Corp that sets out their respective rights and obligations with respect to the joint venture. Among other things, the shareholders agreement obligates the Company and CT Corp to provide capital to the joint venture, as necessary to comply with applicable law or to maintain a specified minimum amount of capital in the joint venture. This obligation is not limited to a maximum amount. The Company does not expect to make any payments on this guarantee and is not carrying any liabilities associated with the guarantee.
Contingent Liabilities
On an ongoing basis, the Company’s internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.
The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see “Litigation and Regulatory Matters” below.
It is possible that the results of operations or the cash flows of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flows for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Litigation and Regulatory Matters
The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which it operates. The Company is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.
The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed. The Company estimates that as of December 31, 2018, the aggregate range of reasonably possible losses in excess of accruals established for those litigation and regulatory matters for which such an estimate currently can be made is less than $100 million. This estimate is not an indication of expected loss, if any, or the Company's maximum possible loss exposure on such matters. The Company reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.
Wells Fargo MyTerm Sales
In December 2016, Prudential Financial announced that it suspended sales of its MyTerm life insurance product through Wells Fargo pending completion of a Prudential Financial-initiated review of how the product was being sold through Wells Fargo. Prudential Financial has offered to reimburse the full amount of premium with interest, to any Wells Fargo customers with concerns about the way in which the product was purchased. Wells Fargo distributed the product from June 2014 until sales were suspended, and Prudential Financial's total annualized new business premiums associated with sales through Wells Fargo were approximately $4 million. Annualized new business premiums include 100% of scheduled first year premiums for policies sold during this period.
Prudential Financial has received inquiries, requests for information, subpoenas and a civil investigative demand related to this matter from state and federal regulators, including its lead state insurance regulator, the New Jersey Department of Banking and Insurance ("NJDOBI"), state attorneys general and federal legislators, and is responding to these requests. Prudential Financial has also received shareholder demands for certain books and records under New Jersey law. Prudential Financial may become subject to additional regulatory inquiries and other investigations and actions, shareholder demands and litigation related to this matter. Prudential Financial has provided notice to Wells Fargo that it may seek indemnification under the MyTerm distribution agreement between the parties. In December 2017, NJDOBI ended its investigation and concluded that there was no evidence of improper activity by Prudential regarding the sale and marketing of MyTerm policies to Wells Fargo customers. In November 2018, the Company and Wells Fargo resolved the Company’s claims emanating from the MyTerm distribution agreement. This matter is now closed.
Behfarin v. Pruco Life
In July 2017, a putative class action complaint entitled Richard Behfarin v. Pruco Life Insurance Company was filed in the United States District Court for the Central District of California, alleging that the Company imposes charges on owners of universal life policies to cure defaults and/or reinstate lapses, that are inconsistent with the applicable universal life policy. The complaint includes claims for breach of contract, breach of implied covenant of good faith and fair dealing, and violation of California law, and seeks unspecified damages along with declaratory and injunctive relief. In September 2017, the Company filed its answer to the complaint. In September 2018, plaintiff filed a motion for class certification.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Escheatment Litigation
State of West Virginia ex. Rel. John D. Perdue v. Pruco Life
In October 2012, the State of West Virginia commenced a second action against Pruco Life making the same allegations stated in the action against Prudential Insurance. In April 2013, Pruco Life filed motions to dismiss the complaints in both of the West Virginia actions. In December 2013, the Court granted Pruco Life’s motions and dismissed the complaints with prejudice. In January 2014, the State of West Virginia appealed the decisions. In June 2015, the West Virginia Supreme Court issued a decision: (i) reversing the trial court’s dismissal of the West Virginia Treasurer’s complaint alleging violations of West Virginia’s unclaimed property law; and (ii) remanding the case to the Circuit Court of Putnam County for proceedings consistent with its decision. In July 2015, a petition for rehearing was filed with the West Virginia Supreme Court. In September 2015, the West Virginia Supreme Court of Appeals denied Pruco Life's rehearing petition. In November 2015, Pruco Life filed its answer. In September 2018, the case was dismissed with prejudice. This matter is now closed.
Unclaimed Property
In 2011 the New York Attorney General subpoenaed the Company, along with other companies, regarding its unclaimed property procedures and may ultimately seek remediation and other relief, including damages. Additionally, in 2011 the New York Office of Unclaimed Funds commenced an audit of the Company’s compliance with New York’s unclaimed property laws.
Securities Lending and Foreign Tax Reclaim Matter
In 2016, Prudential Financial self-reported to the SEC and the U.S. Department of Labor ("DOL"), and notified other regulators, that in some cases it failed to maximize securities lending income for the benefit of certain separate account investments due to a long-standing restriction benefiting Prudential Financial that limited the availability of loanable securities. Prudential Financial has removed the restriction and implemented a remediation plan for the benefit of customers. As part of Prudential Financial’s review of this matter, in 2018 it further self-reported to the SEC, and notified other regulators, that in some cases it failed to timely process foreign tax reclaims for the separate account investments. Prudential Financial has corrected the foreign tax reclaim process and has implemented a remediation plan for the benefit of customers.
The DOL’s review of the securities lending matter is closed. Prudential Financial is cooperating with the SEC in its review of the securities lending and foreign tax reclaim matters (which includes a review of the remediation plans) and has entered into discussions with the SEC staff regarding a possible settlement of the securities lending matter that would potentially involve charges under the Investment Advisers Act and financial remedies. Prudential Financial cannot predict the outcome of the discussions with the SEC regarding the foreign tax reclaim matter or the possible settlement of the securities lending matter.
Summary
The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flows in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flows for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

15. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)
The unaudited quarterly results of operations for the years ended December 31, 2018 and 2017 are summarized in the table below:

	Three months ended
	March 31	June 30	September 30	December 31
	(in thousands)
2018
Total revenues	$188,712	$248,288	$183,330	$209,146
Total benefits and expenses	179,469	224,981	166,760	200,479
Income (loss) from operations before income taxes and equity in earnings of operating joint venture	9,243	23,307	16,570	8,667
Net income (loss)	$11,304	$36,226	$18,725	$42,383
2017 (1)
Total revenues	$210,959	$287,079	$(21,860)	$211,787
Total benefits and expenses	185,770	(44,363)	193,996	181,112
Income (loss) from operations before income taxes and equity in earnings of operating joint venture	25,189	331,442	(215,856)	30,675
Net income (loss)	$46,017	$341,052	$(177,196)	$117,920
(1) The variability in the quarterly results for 2017 was primarily due to the recapture of the risks related to the no-lapse guarantees that were previously reinsured to UPARC. See Note 9 for additional information.
16. REVISION TO PRIOR YEAR INFORMATION
Revisions to 2018, 2017 and 2016 Consolidated Financial Statements
In 2018, the Company identified an error in the calculation of reserves for certain individual life products that impacted several line items within previously issued consolidated financial statements. Prior period amounts have been revised in the financial statements and related disclosures to correct this error as shown below. Management evaluated these adjustments and concluded they were not material to any previously reported quarterly or annual financial statements.
Management assessed the materiality of the misstatement described above on prior period financial statements in accordance with SEC Staff Accounting Bulletin ("SAB") No. 99, Materiality, codified in ASC 250-10, Accounting Changes and Error Corrections ("ASC 250"), and concluded that these misstatements were not material to any prior annual or interim periods. Accordingly, in accordance with ASC 250 (SAB No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements), the consolidated financial statements as of and for the years ended December 31, 2017 and 2016, which are presented herein, have been revised. Similarly, impacted prior periods presented within the Quarterly Report on Form 10-Q for the period ended March 31, 2019 will be revised, as presented below.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The following are selected line items from the consolidated financial statements illustrating the effects of these revisions:

Consolidated Statements of Financial Position

	Year Ended December 31, 2017
	As Previously Reported	Revision	As Revised
	(in thousands)
ASSETS
Reinsurance recoverables	$32,555,500	$(34,236)	$32,521,264
TOTAL ASSETS	$172,459,576	$(34,236)	$172,425,340
LIABILITIES AND EQUITY
LIABILITIES
Future policy benefits	$18,593,130	$(31,580)	$18,561,550
Income taxes	32,440	3,883	36,323
Other liabilities	1,060,123	(21,151)	1,038,972
TOTAL LIABILITIES	169,638,940	(48,848)	169,590,092
EQUITY
Retained earnings	$1,511,698	$14,612	$1,526,310
TOTAL EQUITY	2,820,636	14,612	2,835,248
TOTAL LIABILITIES AND EQUITY	$172,459,576	$(34,236)	$172,425,340

Consolidated Statements of Operations and Comprehensive Income (Loss)

	Year Ended December 31, 2017			Year Ended December 31, 2016
	As Previously Reported	Revision	As Revised	As Previously Reported	Revision	As Revised
	(in thousands)
REVENUES
Policy charges and fee income	$254,542	$21,151	$275,693	$787,195	$0	$787,195
TOTAL REVENUES	666,814	21,151	687,965	1,211,202	0	1,211,202
BENEFITS AND EXPENSES
Policyholders' benefits	(38,380)	19,964	(18,416)	(260,200)	(15,365)	(275,565)
TOTAL BENEFITS AND EXPENSES	496,551	19,964	516,515	889,854	(15,365)	874,489
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES AND EQUITY IN EARNINGS OF OPERATING JOINT VENTURE	170,263	1,187	171,450	321,348	15,365	336,713
Income tax expense (benefit)	(154,654)	(2,174)	(156,828)	(73,869)	5,377	(68,492)
INCOME (LOSS) FROM OPERATIONS BEFORE EQUITY IN EARNINGS OF OPERATING JOINT VENTURE	324,917	3,361	328,278	395,217	9,988	405,205
NET INCOME (LOSS)	$324,432	$3,361	$327,793	$395,217	$9,988	$405,205
COMPREHENSIVE INCOME (LOSS)	$418,803	$3,361	$422,164	$401,387	$9,988	$411,375

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	(UNAUDITED)
	Three Months Ended March 31, 2018
	As Previously Reported	Revision	As Revised
	(in thousands)
REVENUES
Policy charges and fee income	$125,896	$3,259	$129,155
TOTAL REVENUES	185,453	3,259	188,712
BENEFITS AND EXPENSES
Policyholders' benefits	48,955	2,781	51,736
Amortization of deferred policy acquisition costs	26,604	(459)	26,145
TOTAL BENEFITS AND EXPENSES	177,147	2,322	179,469
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES AND EQUITY IN EARNINGS OF OPERATING JOINT VENTURE	8,306	937	9,243
Income tax expense (benefit)	(2,448)	(251)	(2,699)
INCOME (LOSS) FROM OPERATIONS BEFORE EQUITY IN EARNINGS OF OPERATING JOINT VENTURE	10,754	1,188	11,942
NET INCOME (LOSS)	$10,116	$1,188	$11,304
COMPREHENSIVE INCOME (LOSS)	$(105,158)	$1,188	$(103,970)

Consolidated Statements of Equity

	Retained Earnings			Total Equity
	As Previously Reported	Revision	As Revised	As Previously Reported	Revision	As Revised
	(in thousands)
Balance, December 31, 2015	$3,635,147	$1,263	$3,636,410	$4,482,425	$1,263	$4,483,688
Comprehensive income (loss):
Net income (loss)	395,217	9,988	405,205	395,217	9,988	405,205
Total comprehensive income (loss)				401,387	9,988	411,375
Balance, December 31, 2016	$1,437,266	$11,251	$1,448,517	$2,496,803	$11,251	$2,508,054
Comprehensive income (loss):
Net income (loss)	324,432	3,361	327,793	324,432	3,361	327,793
Total comprehensive income (loss)				418,803	3,361	422,164
Balance, December 31, 2017	$1,511,698	$14,612	$1,526,310	$2,820,636	$14,612	$2,835,248

	(UNAUDITED)
	Retained Earnings			Total Equity
	As Previously Reported	Revision	As Revised	As Previously Reported	Revision	As Revised
	(in thousands)
Balance, December 31, 2017	$1,511,698	$14,612	$1,526,310	$2,820,636	$14,612	$2,835,248
Comprehensive income (loss):
Net income (loss)	10,116	1,188	11,304	10,116	1,188	11,304
Total comprehensive income (loss)				(105,158)	1,188	(103,970)
Balance, March 31, 2018	$1,499,351	$15,798	$1,515,149	$2,727,375	$15,798	$2,743,173

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Consolidated Statements of Cash Flows

	December 31, 2017			December 31, 2016
	As Previously Reported	Revision	As Revised	As Previously Reported	Revision	As Revised
	(in thousands)
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES:
Net income (loss)	$324,432	$3,361	$327,793	$395,217	$9,988	$405,205
Future policy benefits	1,934,713	(14,273)	1,920,440	1,816,665	(15,366)	1,801,299
Reinsurance recoverables	(2,080,452)	34,237	(2,046,215)	(1,764,242)	0	(1,764,242)
Income taxes	(74,156)	(2,174)	(76,330)	(45,147)	5,378	(39,769)
Other, net	47,594	(21,151)	26,443	(110,850)	0	(110,850)
Cash flows from (used in) operating activities	103,832	0	103,832	(6,919)	0	(6,919)

	(UNAUDITED)
	March 31, 2018
	As Previously Reported	Revision	As Revised
	(in thousands)
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES:
Net income (loss)	$10,116	$1,188	$11,304
Policy charges and fee income	(24,173)	476	(23,697)
Future policy benefits	511,380	(2,968)	508,412
Reinsurance recoverables	(430,215)	5,748	(424,467)
Deferred policy acquisition costs	(45,184)	(458)	(45,642)
Income taxes	(2,651)	(251)	(2,902)
Other, net	(93,619)	(3,735)	(97,354)
Cash flows from (used in) operating activities	(7,769)	0	(7,769)

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Stockholder of
Pruco Life Insurance Company:
Opinion on the Financial Statements
We have audited the accompanying consolidated statements of financial position of Pruco Life Insurance Company and its subsidiary (the "Company") as of December 31, 2018 and 2017, and the related consolidated statements of operations and comprehensive income, of equity and of cash flows for each of the three years in the period ended December 31, 2018, including the related notes and financial statement schedules listed in the index appearing under Item 15 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2018 and 2017, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Changes in Accounting Principles
As discussed in Note 2 to the consolidated financial statements, the Company changed the manner in which it accounts for certain financial assets and liabilities and the manner in which its accounts for certain tax effects originally recognized in accumulated other comprehensive income in 2018 and the manner in which it accounts for certain reinsurance costs in 2017.
Basis for Opinion
These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.
Significant Transactions with Related Parties
As described in Note 13 to the consolidated financial statements, the Company has entered into significant transactions with The Prudential Insurance Company of America, and other affiliates.

/s/ PricewaterhouseCoopers LLP

New York, New York
March 7, 2019

We have served as the Company's auditor since 1996.

PART C
OTHER INFORMATION
ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS:

(a)	Financial Statements

(1)
Financial Statements of the subaccounts of Pruco Life Flexible Premium Variable Annuity Account (Registrant) consisting of the Statements of Net Assets as of the dates presented, and the Statements of Operations and the Statements of Changes in Net Assets for each of the periods presented, and the Notes relating thereto appear at the end of the Statement of Additional Information (Part B of the Registration Statement).

(2)
Consolidated Financial Statements of Pruco Life Insurance Company (Depositor) and its subsidiary consisting of the Consolidated Statements of Financial Position as of December 31, 2018 and 2017, and the related Consolidated Statements of Operations and Comprehensive Income, of Equity and of Cash Flows for each of the three years in the period ended December 31, 2018, and the related Notes and Financial Statement Schedules appear at the end of the Statement of Additional Information (Part B of the Registration Statement).

(b)	Exhibits:

(1)	Resolution of the Board of Directors of Pruco Life Insurance Company establishing the Pruco Life Flexible Premium Variable Annuity Account. (Note 3)

(2)	Agreements for custody of securities and similar investments—Not Applicable.

(3) (a)	Specimen Selected Broker Agreement used by PIMS. (Note 4)

(b)	Distribution and Underwriting Agreement between Prudential Annuities Distributors, Inc. "PAD" (Underwriter) and Pruco Life Insurance Company (Depositor). (Note 12)

(4) (a)	The Prudential Premier Variable Annuity B Series, L Series and X Series certificate issued under group annuity contract (including schedule pages for each Series). (Note 2)

(b)	The Prudential Premier Variable Annuity B Series, L Series and X Series individual annuity contract (including schedule pages for each Series). (Note 2)

(c)	Guaranteed Minimum Income Benefit Rider. (Note 2)

(d)	Guaranteed Minimum Income Benefit Schedule Supplement. (Note 2)

(e)	Periodic Value Death Benefit Rider. (Note 2)

(f)	Periodic Value Death Benefit Schedule Supplement. (Note 2)

(g)	Combination Roll-up Value and Periodic Value Death Benefit Rider. (Note 2)

(h)	Combination Roll-up Value Death Benefit Schedule Supplement. (Note 2)

(i)	Guaranteed Minimum Payments Benefit Rider. (Note 2)

(j)	Guaranteed Minimum Payments Benefit Schedule Supplement. (Note 2)

(k)	Enhanced Dollar Cost Averaging Rider. (Note 2)

(l)	Enhanced Dollar Cost Averaging Schedule Supplement. (Note 2)

(m)	Longevity Credit Rider. (Note 2)

(n)	Individual Retirement Annuity Endorsement. (Note 2)

(o)	Roth Individual Retirement Annuity Endorsement. (Note 2)

(p)	403(b) Annuity Endorsement. (Note 2)

(q)	Medically Related Surrender Provision Endorsement. (Note 2)

(r)	Endorsement Rider: Joint and Survivor Guaranteed Minimum Payments Benefit (Spousal Lifetime Five). (Note 8)

(s)	Highest Daily Lifetime Five Benefit Rider (Enhanced). (Note 10)

(t)	(Highest Daily Lifetime Five Schedule Supplement). (Note 11)

(u)	Highest Daily Lifetime Seven Benefit Rider. (Note 12)

(v)	Rider for Highest Daily Lifetime Seven with Beneficiary Income Option. (Note 13)

(w)	Rider for Highest Daily Lifetime Seven with Lifetime Income Accelerator. (Note 13)

(x)	Schedule Supplement for Highest Daily Lifetime Seven with Beneficiary Income Option. (Note 13)

(y)	Schedule Supplement for Highest Daily Lifetime Seven with Lifetime Income Accelerator. (Note 13)

(z)	Highest Daily Lifetime 7 Plus Benefit Rider. (Note 14)

(aa)	Schedule Supplement for Highest Daily Lifetime 7 Plus. (Note 14)

(ab)	Highest Daily Lifetime Seven Benefit Schedule Supplement. (Note 14)

(ac)	Highest Daily Lifetime Five Benefit Schedule Supplement. (Note 14)

(ad)	Beneficiary Annuity Endorsement. (Note 14)

(ae)	Beneficiary Individual Retirement Annuity Endorsement. (Note 14)

(af)	Beneficiary Roth Individual Retirement Annuity Endorsement. (Note 14)

(ag)	Highest Daily Lifetime 7 Plus with Beneficiary Income Option Benefit Rider. (Note 14)

(ah)	Highest Daily Lifetime 7 Plus with Beneficiary Income Option Schedule Supplement. (Note 14)

(ai)	Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator Benefit Rider. (Note 14)

(aj)	Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator Schedule Supplement. (Note 14)

(ak)	Highest Daily Lifetime 6 Plus schedule (SCH-HD6-8/09). (Note 15)

(al)	Highest Daily Lifetime 6 Plus Rider (RID-HD6-8/09). (Note 15)

(am)	Highest Daily Lifetime 6 Plus W/LIA Benefit Schedule (SCH-HD6-LIA-8/09). (Note 15)

(an)	Highest Daily Lifetime 6 Plus W/LIA Benefit Rider (RID-HD6-LIA-8/09). (Note 15)

(ao)	Highest Daily GRO II Benefit rider (RID-HD GRO-11/09). (Note 16)

(ap)	Highest Daily GRO II Benefit Schedule (SCH-HD GRO-11/09). (Note 16)

(aq)	Highest Daily GRO CAP Benefit Schedule (SCH-HDGROCAP-11/09). (Note 16)

(ar)	Form of Highest Daily GRO II Benefit Schedule Supplement (P-SCH-HDGRO(11/09)((8/10)). (Note 18)

(as)	Form of Highest Daily GRO Benefit Schedule Supplement (P-SCH-HDGROCAP(11-09)(8/10)). (Note 18)

(at)	Amendatory Tax Endorsement. (Note 19)

(5) (a)	Application form for the Contract. (Note 9)

(6) (a)	Articles of Incorporation of Pruco Life Insurance Company, as amended through October 19, 1993. (Note 5)

(b)	By-laws of Pruco Life Insurance Company, as amended through May 6, 1997. (Note 6)

(7)	Contract of reinsurance in connection with variable annuity contracts:

(a)	Coinsurance Agreement for LT5WB. (Note 2)

(b)	Coinsurance Agreement for SLT5. (Note 9)

(c)	Coinsurance Agreement for HDLT5. (Note 11)

(d)	Amendment 1 to Coinsurance Agreement for LT5WB. (Note 17)

(e)	Amendment 1 to Coinsurance Agreement for HDLT5. (Note 17)

(f)	Amendment 2 to Coinsurance Agreement for HDLT5. (Note 17)

(g)	Coinsurance Agreement for HD6+. Filed (Note 17)

(h)	Coinsurance Agreement for HD7+. Filed (Note 17)

(i)	Coinsurance Agreement for HD7. Filed (Note 17)

(j)	Coinsurance Agreement for HD GRO. (Note 17)

(k)	Amendment 1 to Coinsurance Agreement for HD GRO. (Note 17)

(8)	Other material contracts performed in whole or in part after the date the registration statement is filed:

(a)	Copy of Fund Participation Agreement. (Note 7)

(b)	Copy of Rule 22C-2 Agreement. (Note 12)

(c)
Amendment effective as of February 25, 2013 to Fund Participation Agreement between Advanced Series Trust, Prudential Investments LLC, AST Investment Services, Inc., Prudential Annuities Distributors, Inc., Prudential Investment Management Services LLC and Pruco Life Insurance Company. (Note 19)

(9)	Opinion of Counsel. (Note 17)

(10)	Written Consent of Independent Registered Public Accounting Firm. (Note 1)

(11)	All financial statements omitted from Item 23, Financial Statements--Not Applicable.

(12)	Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter, or initial Contract owners--Not Applicable.

(13)	Powers of Attorney:

(a)	Caroline A. Feeney (Note 1)

(b)	Salene Hitchcock-Gear (Note 1)

(c)	Christine Knight (Note 1)

(d)	Kent D. Sluyter (Note 1)

(e)	Candace J. Woods (Note 1)

(f)	John Chieffo (Note 1)

(g)	Nandini Mongia (Note 1)

(Note 1)	Filed herewith.

(Note 2)	Incorporated by reference to Form N-4, Registration No. 333-130989, filed January 12, 2006 on behalf of the Pruco life Flexible Premium Variable Annuity Account.

(Note 3)	Incorporated by reference to Form N-4, Registration No. 033-61125, filed July 19, 1995 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(Note 4)	Incorporated by reference to Post-Effective Amendment No. 6 to Form N-4, Registration No.333-06701, filed April 15, 1999 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(Note 5)	Incorporated by reference to the initial registration on Form S-6, Registration No. 333-07451, filed July 2, 1996, on behalf of the Pruco Life Variable Appreciable Account.

(Note 6)	Incorporated by reference to Form 10-Q as filed August 15, 1997, on behalf of Pruco Life Insurance Company.

(Note 7)	Incorporated by reference to Form N-4, Registration No. 333-06701, filed June 24, 1996 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(Note 8)	Incorporated by reference to Post-Effective Amendment No. 9, Form N-4, Registration No.: 333-75702, filed December 9, 2005 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 9)	Incorporated by reference to Pre-Effective Amendment No. 1, Form N-4, Registration No. 333-130989, filed April 14, 2006 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 10)	Incorporated by reference to Post-Effective Amendment No. 1, Form N-4, Registration No. 333-130989, filed October 6, 2006 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 11)	Incorporated by reference to Post-Effective Amendment No. 18 to Form N-4, Registration No. 333-75702 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 12)	Incorporated by reference to Post-Effective Amendment No. 9, Form N-4, Registration No. 333-130989, filed December 18, 2007 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 13)	Incorporated by reference to Post-Effective Amendment No. 14 to Registration No. 333-130989, filed October 31, 2008 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 14)	Incorporated by reference to Post-Effective Amendment No. 17 to Registration No. 333-130989, filed January 28, 2009 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 15)	Incorporated by reference to Post-Effective Amendment No. 21, Form N-4, Registration No. 333-130989, filed June 1, 2009 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 16)	Incorporated by reference to Post-Effective Amendment No. 23 to Form N-4, Registration No. 333-130989, filed August 27, 2009 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 17)	Incorporated by reference to Post-Effective Amendment No. 25 to Form N-4, Registration No. 333-130989, filed April 16, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 18)	Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 333-130989, filed July 1, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 19)	Incorporated by reference to Post-Effective Amendment No. 36 to Registration No. 333-130989 filed April 12, 2013 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR (ENGAGED DIRECTLY OR INDIRECTLY, IN REGISTRANT’S VARIABLE ANNUITY BUSINESS:

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION AND OFFICES WITH DEPOSITOR

Kent D. Sluyter One Corporate Drive Shelton, Connecticut 06484-6208	President, Chief Executive Officer, and Director
John Chieffo 213 Washington Street Newark, New Jersey 07102-2917	Vice President, Director, Chief Accounting Officer, and Chief Financial Officer
Christine Knight 213 Washington Street Newark, New Jersey 07102-2917	Vice President and Director
Lynn K. Stone One Corporate Drive Shelton, Connecticut 06484-6208	Vice President, Chief Legal Officer, and Secretary
Candace J. Woods 751 Broad Street Newark, New Jersey 07102-3714	Director
Salene Hitchcock-Gear 213 Washington Street Newark, New Jersey 07102-2917	Director
Caroline A. Feeney 213 Washington Street Newark, New Jersey 07102-2917	Director
Nandini Mongia 280 Trumbull Street Hartford, Connecticut 06103	Director and Treasurer
Arthur W. Wallace One Corporate Drive Shelton, Connecticut 06484-6208	Senior Vice President, Chief Actuary and Appointed Actuary
ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT:
The Registrant separate account may be deemed to be under common control (or where indicated, identical to) the following separate accounts that are sponsored either by the depositor or an insurer that is an affiliate of the depositor: The Prudential Discovery Premier Group Variable Contract Account, The Prudential Variable Appreciable Account, The Prudential Individual Variable Contract Account, The Prudential Variable Contract Account GI-2, The Prudential Qualified Individual Variable Contract Account, The Prudential Variable Contract Account-24, The Prudential Discovery Select Group Variable Annuity Contract Account (separate accounts of Prudential); the Pruco Life Flexible Premium Variable Annuity Account; the Pruco Life PRUvider Variable Appreciable Account; the Pruco Life Variable Universal Account, the Pruco Life Variable Insurance Account, the Pruco Life Variable Appreciable Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company ("Pruco Life"); the Pruco Life of New Jersey Flexible Premium Variable Annuity Account; the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Single Premium Variable Life Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"). Pruco Life, a life insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of The Prudential Insurance Company of America and an indirect wholly-owned subsidiary of Prudential Financial,

Inc. Pruco Life of New Jersey, a life insurance company organized under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life, and an indirect wholly-owned subsidiary of Prudential Financial, Inc.
The subsidiaries of Prudential Financial Inc. ("PFI") are listed under Exhibit 21.1 of the Annual Report on Form 10-K of PFI (Registration No. 001-16707), filed on February 15, 2019, the text of which is hereby incorporated by reference. In addition to those subsidiaries, Prudential holds all of the voting securities of Prudential's Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential's Gibraltar Fund, Inc. is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940 (the "Act"). The separate accounts listed above are registered as unit investment trusts under the Act. Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Account Contract Account-11, (separate accounts of The Prudential Insurance Company of America which are registered as open-end, diversified management investment companies).
ITEM 27. NUMBER OF CONTRACT OWNERS: As of January 31, 2019, there were 14,428 Qualified contract owners and 6,225 Non-Qualified contract owners of the B series, 12,753 Qualified contract owners and 7,009 Non-Qualified contract owners of the L series, and 23,580 Qualified contract owners and 9,049 Non-Qualified contract owners of the X series.
ITEM 28. INDEMNIFICATION:
The Registrant, in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.
Arizona, the state of organization of Pruco Life Insurance Company ("Pruco"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et. seq. of the Arizona Statutes Annotated. The text of Pruco's By-law, Article VIII, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 3(ii) to its form 10-Q filed August 15, 1997.
Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
ITEM 29. PRINCIPAL UNDERWRITERS:

(a)	Prudential Annuities Distributors, Inc. (PAD)
PAD serves as principal underwriter for variable annuities issued by each of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and Prudential Annuities Life Assurance Corporation. Each of those insurers is part of Prudential Annuities, a business unit of Prudential Financial, that primarily issues individual variable annuity contracts. The separate accounts of those insurance companies, through which the bulk of the variable annuities are issued, are the Pruco Life Flexible Premium Variable Annuity Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account, and Prudential Annuities Life Assurance Corporation Variable Account B.

(b)	Information concerning the directors and officers of PAD is set forth below:

NAME	POSITIONS AND OFFICES WITH UNDERWRITER

James F. Mullery One Corporate Drive Shelton, Connecticut 06484-6208	President & CEO and Director
Ann Nanda One Corporate Drive Shelton, Connecticut 06484-6208	Senior Vice President and Director
John Chieffo 213 Washington Street Newark, New Jersey 07102-2917	Senior Vice President and Director
Dianne D. Bogoian One Corporate Drive Shelton, Connecticut 06484-6208	Senior Vice President and Director
Elizabeth Guerrera One Corporate Drive Shelton, Connecticut 06484-6208	Chief Operating Officer, Vice President and Director
Christopher J. Hagan 2101 Welsh Road Dresher, Pennsylvania 19025-5000	Vice President
Francine B. Boucher 751 Broad Street Newark, New Jersey 07102-3714	Chief Legal Officer, Vice President and Secretary
Elizabeth Marin 751 Broad Street Newark, New Jersey 07102-3714	Treasurer
Steven Weinreb Three Gateway Center Newark, New Jersey 07102-4061	Chief Financial Officer and Controller
Michael B. McCauley One Corporate Drive Shelton, Connecticut 06484-6208	Vice President and Chief Compliance Officer
Douglas S. Morrin One Corporate Drive Shelton, Connecticut 06484-6208	Vice President
Charles H. Smith 751 Broad Street Newark, New Jersey 07102-3714	AML Officer
Karen L. Stockla One Corporate Drive Shelton, Connecticut 06484-6208	Vice President

ITEM 29. PRINCIPAL UNDERWRITERS:
(c)    Commissions received by PAD during 2018 with respect to all individual annuities issued by Pruco Life.

NAME OF PRINCIPAL UNDERWRITER	NET UNDERWRITING DISCOUNTS AND COMMISSIONS	COMPENSATION ON REDEMPTION	BROKERAGE COMMISSIONS	COMPENSATION
Prudential Annuities Distributors, Inc.*	$739,108,837.11	$-0-	$-0-	$-0-
* PAD did not retain any of these commissions.
ITEM 30. LOCATION OF ACCOUNTS AND RECORDS
All accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through The Prudential Insurance Company of America, at its offices in Shelton, Connecticut and Fort Washington, Pennsylvania.
ITEM 31. MANAGEMENT SERVICES
Summary of any contract not discussed in Part A and Part B of the registration statement under which management-related services are provided to the Registrant—Not applicable.
ITEM 32. UNDERTAKINGS

(a)
Registrant undertakes to file a post-effective amendment to this Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b)
Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information.

(c)	Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d)
Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the U.S. Securities and Exchange Commission to the American Council of Life Insurance on November 28, 1988.

(e)
Pruco Life hereby represents that the fees and charges deducted under the contracts described in this Registration Statement are in the aggregate reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement, and has duly caused this post-effective amendment to be signed on its behalf in the City of Newark and the State of New Jersey on this 4th day of April 2019.

PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
REGISTRANT

BY: PRUCO LIFE INSURANCE COMPANY
DEPOSITOR

By:	Kent D. Sluyter*
Kent D. Sluyter President and Chief Executive Officer

PRUCO LIFE INSURANCE COMPANY
DEPOSITOR

By:	Kent D. Sluyter*
Kent D. Sluyter President and Chief Executive Officer

SIGNATURES
As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE
Kent D. Sluyter*	Director, President and Chief Executive Officer	April 4, 2019
Kent D. Sluyter
John Chieffo*	Chief Financial Officer, Chief Accounting Officer, Vice President and Director (Principal Accounting Officer)	April 4, 2019
John Chieffo
Christine Knight*	Director	April 4, 2019
Christine Knight
Nandini Mongia*	Director	April 4, 2019
Nandini Mongia
Candace J. Woods*	Director	April 4, 2019
Candace J. Woods
Salene Hitchcock-Gear*	Director	April 4, 2019
Salene Hitchcock-Gear
Caroline A. Feeney*	Director	April 4, 2019
Caroline A. Feeney

By:	/s/Douglas E. Scully
Douglas E. Scully

* Executed by Douglas E. Scully on behalf of those indicated pursuant to Power of Attorney.

EXHIBITS

(10)	Written Consent of Independent Registered Public Accounting Firm.

(13)	Powers of Attorney:
(a) Caroline A. Feeney
(b) Salene Hitchcock-Gear
(c) Christine Knight
(d) Kent D. Sluyter
(e) Candace J. Woods
(f) John Chieffo
(g) Nandini Mongia